UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05186

Advanced Series Trust

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

Item 1 – Reports to Stockholders

ADVANCED SERIES[SM] TRUST

Annual Report
December 31, 2010

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rock-solid
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Please note that inside is a Prospectus Supplement dated January 13, 2011. This document is separate from and not a part of the annual report.

Prudential

0172110-00002-00

This report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust ("Trust") portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses and should be read carefully.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

A description of the Trust's proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Trust's proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission ("the Commission") at **www.sec.gov.** Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Commission at www.sec.gov and on the Trust's website at www.prudentialannuities.com.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Trust's website at www.prudentialannuities or by calling the telephone numbers referenced above. For more information on the Commission's Public Reference Room, please visit the Commission's website or call 1-800-SEC-0330. Form N-Q is also available on the Trust's website at **www.prudentialannuities.com** or by calling the telephone numbers referenced above.

The Trust's Statement of Additional Information contains information about the Trust's Trustees and is available without charge upon request by calling 800-752-6342.

Advanced Series Trust Table of Contents	Annual Report	December 31, 2010

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS
A1	Schedule of Investments and Financial Statements
B1	Notes to Financial Statements
C1	Financial Highlights
D1	Report of Independent Registered Public Accounting Firm
E1	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2010

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Diversification does not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stephen Pelletier

President,

Advanced Series Trust	January 31, 2011

PRESIDENT

STEPHEN PELLETIER

Advanced Series Trust, Academic Strategies Asset Allocation Portfolio

Subadvised by:  AlphaSimplex Group, LLC, AQR Capital Management, LLC, First Quadrant, L.P., Jennison Associates LLC, Mellon Capital Management
Corporation, Pacific Investment Management Company LLC, Prudential Bache Asset Management, Quantitative Management Associates LLC

December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	Since Inception
Portfolio	11.96%	2.99%	3.01%
Blended Index	11.64	4.24	4.49
S&P 500 Index	15.08	2.29	2.26

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST Academic Strategies Portfolio returned 11.96%.

The year 2010 was generally good for investors. As is often the case at the start of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks (albeit modestly). Developed country stocks outside the United States were generally weakly positive because of economic concerns, while emerging markets stocks performed strongly. Commodity prices also reflected the global economic recovery. Consumer discretionary stocks led the U.S. market, followed by industrials. Interest rates declined further, under pressure from the Federal Reserve. This pushed up the prices of bonds already issued, leading to strong total returns (interest income plus price changes).

The investment team attempts to outperform the Portfolio benchmark in three ways. First, long term strategic asset allocation guidelines were developed in consultation with Advanced Quantitative Consulting. Second, Quantitative Management Associates (QMA) can over or underweight asset classes versus the strategic guidelines to take advantage of their top down views. Finally, Prudential Investments has a research team responsible for identifying institutional investment managers (both traditional and non-traditional) responsible for making the “bottom-up” security level decisions. In 2010, the selection of asset managers, strategic asset allocation, and tactical asset allocation all contributed positively to performance.

Manager selection was the largest driver of positive relative performance during the period. The Portfolio benefited from strong excess returns generated by the following strategies within their respective asset classes: AST International Growth, AST International Value, PIMCO Real Return, PIMCO International Bond, Jennison Global Infrastructure, a hedge fund beta replication strategy managed by Alpha Simplex, and a global tactical asset allocation strategy managed by Mellon Capital. The most notable detractor from relative performance was exposure to the Bache Commodity Index which has lower weightings than the benchmark in agricultural and metals markets which were the main drivers of commodity returns.

In terms of strategic asset allocation, the Portfolio benefited from overweights to small- and mid-cap stocks within the domestic equity allocation, an allocation to emerging markets stocks within the international equity allocation, and exposure to high-yield and emerging markets debt within the fixed income allocation. However, diversification away from commodities and into infrastructure-oriented equities within the real asset allocation detracted from performance as commodities outperformed other asset classes.

In terms of tactical asset allocation the Portfolio benefited from underweights in Treasury bills, Treasury Inflation Protected Securities (TIPS), core fixed income, and foreign government bonds in favor of riskier asset classes. An underweight to Real Estate Investment Trusts (REITS), however, detracted from results.

Blended Index consists of Russell 3000 Index (20%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (20%) an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets, Barclays U.S. Aggregate Bond Index (25%) an unmanaged index comprised of more than 5,000 government and corporate bonds, Dow Jones UBS Commodity Total Return Index (10%) an unmanaged index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, Wilshire US REIT Total Return Index (10%) an unmanaged index that measures U.S. publicly traded real estate investment trust, and BofA ML 3-Month U.S. Treasury Bill Index (15%) an unmanaged index comprised of a single U.S. Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC, Prudential Bache Asset Management, and Quantitative Management Associates are registered investment advisors and Prudential Financial companies.

Advanced Series Trust, Academic Strategies Asset Allocation Portfolio	December 31, 2010

Report of the Investment Managers - As of December 31, 2010 (continued)

Certain components of the Portfolio use derivatives. QMA as the asset allocation manager uses futures to help manage cash flows. The Bache Commodity Index uses commodity futures contracts (a kind of derivative) for its commodity exposure. Bond managers use derivatives to manage portfolio risk, for liquidity, and to exploit market inefficiencies. Also, the Portfolio also maintains an allocation to non-traditional investment strategies, some of which (Alpha Simplex Hedge Fund Beta Replication, First Quadrant Global Macro, First Quadrant Tactical Currency Alpha, and Mellon GTAA) are derivative-based strategies, accordingly a significant portion of their performance comes from derivatives. Others, such as AQR Diversified Arbitrage, use derivatives to hedge certain exposures. As noted above the Bache Commodity Index detracted from relative performance during the period generally because of its lower weightings to the high-performing agricultural and metals sectors and a larger energy weighting which was a negative contributor versus the Dow Jones UBS Commodity Total Return Index. In aggregate the bond managers contributed positively to performance as did the Portfolio’s allocation to non-traditional strategies.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Advanced Series Trust, Advanced Strategies Portfolio

Subadvised by:  LSV Asset Management, Marsico Capital Management LLC, Quantitative Management Associates LLC,
Pacific Investment Management Company, LLC, T. Rowe Price Associates, Inc., William Blair & Co., LLC

December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	13.71%	3.73%
Blended Index	11.99	3.40
S&P 500 Index	15.08	1.53

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST Advanced Strategies Portfolio returned 13.71%.

The Portfolio uses the latest strategies of leading asset managers to provide exposure to both traditional investments and non-traditional asset classes with the goal of a high level of absolute return. Quantitative Management Associates LLC (QMA) allocates the Portfolio’s assets to different strategies and asset managers.

The year 2010 was generally good for investors. As is often the case at the start of an economic recovery, stocks of smaller firms performed better than those of large companies, and growth stocks outperformed value stocks (albeit modestly). Developed country stocks outside the United States were generally weakly positive because of economies that are still growing slowly, while emerging markets stocks performed strongly. Commodity prices also reflected the global economic recovery. Consumer discretionary stocks led the U.S. market, followed by industrials. Interest rates declined further, under pressure from the Federal Reserve. This pushed up the prices of bonds already issued, leading to strong total returns (interest income plus price changes). The Portfolio seeks to outperform a blended index (defined below), which returned 11.99% in 2010.

Only the value stock managers, T. Rowe Price for domestic large value and LSV for international value, underperformed their targets. Both of the domestic and international growth stock managers, Marsico Large Cap Growth and William Blair International Growth outperformed their respective benchmarks by several percentage points. Each bond allocation (total return, real return and hedged international bond), all managed by PIMCO, outperformed its benchmark.

Strategic asset allocation and tactical asset allocation also contributed positively to performance. The negative impact of being long-term underweight in stocks of smaller firms was offset by the long-term overweight in emerging markets bonds. Tactically, shorter-term underweights in core fixed income, non-US government bonds, and TIPS (inflation-protected Treasury bonds) was rewarded in 2010.

Certain sub-advisers utilized by the Portfolio make fairly significant use of derivatives in managing their investment strategies. For example, the PIMCO Real Return Strategy gets its real estate and commodity exposure by investing in futures/swaps. The Portfolio’s fixed income managers use derivatives to manage portfolio risk, for liquidity, and to exploit market inefficiencies. The Portfolio is also managed with an active overlay segment managed by QMA that uses both exchange traded funds (ETFs) and futures (which are derivatives). This segment serves the function of managing cash flows and providing liquidity for the Portfolio. Index futures (a form of derivative) are used to provide this liquidity. Also, the segment uses ETFs to make value added tactical asset allocation decisions. Overall, the portfolio’s fixed income managers, real return, and overlay portions contributed positively to performance during the period.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (40%), an unmanaged a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital Global Aggregate Bond U.S. Hedged Index (30%), an unmanaged index comprised of more than 5,000 government and corporate bonds, Custom Extended Markets Index (10%) an unmanaged index which is comprised of equal weightings to the Barclays Capital U.S. TIPS Index, the Dow Jones UBS Commodity Total Return Index, and the Wilshire U.S. REIT Total Return Index, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Aggressive Asset Allocation Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	Since Inception
Portfolio	14.63%	1.48%	1.48%
Blended Index	15.23	2.84	3.00
S&P 500 Index	15.08	2.29	2.26

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST Aggressive Asset Allocation Portfolio returned 14.63%.

The Portfolio is a fund of funds. It aims to achieve the highest potential return consistent with a specified level of risk tolerance by investing in a diversified group of underlying portfolios. The level of risk tolerance determines a performance target of blended indexes (the Index). The asset allocation strategy is determined by Prudential Investments, LLC, and Quantitative Management Associates LLC (QMA), with the latter responsible for any tactical changes in allocation.

The year 2010 was generally good for investors, although most of the benefit came in a streak from the beginning of September to year-end. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks (albeit modestly). Aside from the Nordic countries, developed country stocks outside the United States were weakly positive because of these countries’ weak economies, while emerging markets stocks performed more strongly. This continued the theme of more volatile asset classes performing better. Consumer discretionary stocks led the U.S. market, followed by industrials. Interest rates declined further, under pressure from the Federal Reserve. This pushed up the prices of bonds already issued, leading to strong total returns (interest income plus price changes). The Blended Index (defined below) returned 15.23%.

Although twelve of the 18 AST portfolios used in the Aggressive Portfolio added value relative to the benchmark, the six underperforming portfolios more than offset their advantage. Each of these underperformers included stocks of domestic large capitalization firms, the segment with the largest allocation. Their greater impact was due to the size of the allocation, vis-a-vis the index make-up, as well as some specific Portfolios’ magnitude of the underperformances. They included AST Large-Cap Value, AST Value, and AST Jennison Large-Cap Value in the value funds allocation and AST Goldman Sachs Concentrated Growth, AST MFS Growth, and AST Jennison Large-Cap Growth in the growth stock allocation. However, the Portfolio also had some very strong performers, including AST International Growth, AST International Value, AST Marsico Capital Growth, and AST Small-Cap Growth.

Overall, tactical asset allocation (short-term allocation changes) had a neutral to slightly positive impact on relative performance. An overweight in growth style stocks versus value stocks within both the domestic and international equities allocations added value, but much of this was offset by an overweight in international equities versus domestic. Non-benchmark allocations to emerging markets equity and natural resources stocks also helped performance relative to the benchmark.

The Portfolio uses a fund of funds structure that is managed with an active overlay segment managed by QMA that uses derivatives to vary market exposure. This segment serves the function of managing cash flows and providing liquidity for the Portfolio. Index futures (a form of derivative) are used to provide this liquidity. Derivatives did not impact relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (80%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, AllianceBernstein Core Value Portfolio Subadvised by: AllianceBernstein L.P.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	Since Inception
Portfolio	13.24%	-0.95%	2.70%
Russell 1000® Value Index	15.51	1.28	3.51
S&P 500 Index	15.08	2.29	2.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2001. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST AllianceBernstein Core Value Portfolio rose 13.24%.

The Portfolio is managed by AllianceBernstein for long-term capital growth by investing primarily in common stocks. The majority of its assets are expected to be in common stocks of large companies that appear to be undervalued as a result of negative circumstances that, in the view of the investment managers, do not undermine the firm’s long-term prospects. AllianceBernstein relies on its own intensive fundamental and quantitative research to identify such buying opportunities.

The U.S. stock market enjoyed double-digit gains in 2010 despite some notable volatility. Stocks rallied sharply during the first four months of the year thanks to continued evidence of a nascent economic recovery and a rebound in corporate profits. The market reversed course in May and June and remained volatile throughout the summer as persistent worries about sovereign debt problems in Europe and slowing economic activity in the U.S. began to weigh on investor confidence. However, the last four months of the year brought another change in market sentiment as stocks rebounded strongly amid growing confidence that the U.S. economy would avoid a relapse into recession. The S&P 500 Index was up 15.08% for the year.

The Portfolio’s underperformance of its benchmark was due primarily to poor stock selection in the financial sector, particularly not holding some of the better performing stocks in the sector. A combination of weak stock selection and an overweight position in technology detracted as well. Four of the 10 leading detractors were technology stocks. Others included Transocean, an offshore oilfield services firm, Bank of America, and Gilead Sciences. Nokia and Hewlett-Packard were among the substantial detractors in the technology sector.

The Portfolio’s best performers included Time Warner Cable, Freeport-McMoran, TRW Automotive, Ford Motor Company, and Berkshire Hathaway.

The Portfolio no longer holds positions in Transocean, Nokia, and Freeport-McMoran.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, AllianceBernstein Growth & Income Portfolio Subadvised by: AllianceBernstein L.P.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	12.89%	-0.33%	1.47%
Russell 1000® Value Index	15.51	1.28	3.26
S&P 500 Index	15.08	2.29	1.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST AllianceBernstein Growth & Income Portfolio returned 12.89%.

The Portfolio is managed by AllianceBernstein L.P. to seek long-term growth of capital and income. It normally invests in common stocks using a value-oriented approach.

The U.S. stock market enjoyed double-digit gains in 2010 despite some notable volatility. Stocks rallied sharply during the first four months of the year thanks to continued evidence of a nascent economic recovery and a rebound in corporate profits. The market reversed course in May and June and remained volatile throughout the summer as persistent worries about sovereign debt problems in Europe and slowing economic activity in the U.S. began to weigh on investor confidence. However, the last four months of the year brought another change in market sentiment as stocks rebounded strongly amid growing confidence that the U.S. economy would avoid a relapse into recession. The S&P 500 Index was up 15.08% for the year.

AllianceBernstein’s approach looks for stocks that combine attractive valuation with fundamental quality and earnings momentum. In market environments that favor more volatile and fundamentally risky investments, it tends to underperform. The Portfolio’s underperformance of its benchmark was driven by stock selection, primarily in the energy sector, while sector selection was modestly positive. The Portfolio did not own enough of the more volatile stocks that outperformed in 2010, including some oil companies. However, a position the Portfolio held in British Petroleum, a major oil company, detracted, as result of the oil spill in the Gulf of Mexico. AllianceBernstein added to the position in the second quarter after the spill, believing that the markets overreacted to the risk, a belief it continues to hold.

The Portfolio benefited significantly from a position in Qwest Communications that is being acquired and from an underweight in the utilities sector. Although it had an average underweight in the energy sector over the year, its exposure contributed to performance because it was beneficially timed.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, American Century Income & Growth Portfolio Subadvised by: American Century Investment Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	13.85%	0.42%	1.30%
Russell 1000® Index	16.10	2.59	1.83
S&P 500 Index	15.08	2.29	1.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST American Century Income & Growth Portfolio returned 13.85%.

The Portfolio is managed by American Century Investment Management, Inc. for capital growth and, secondarily, income. It invests primarily in U.S. companies with capitalizations (the market value of all outstanding stock) greater than $2 billion, using a quantitative model that combines measures of a stock’s value with estimates of its growth potential.

The U.S. stock market enjoyed double-digit gains in 2010 despite some notable volatility. Stocks rallied sharply during the first four months of the year thanks to continued evidence of a nascent economic recovery and a rebound in corporate profits. The market reversed course in May and June and remained volatile throughout the summer as persistent worries about sovereign debt problems in Europe and slowing economic activity in the U.S. began to weigh on investor confidence. However, the last four months of the year brought another change in market sentiment as stocks rebounded strongly amid growing confidence that the U.S. economy would avoid a relapse into recession. The S&P 500 Index was up 15.08% for the year.

Stock selection, particularly in the information technology and utilities sectors, was the primary factor in the Portfolio’s underperformance. In the information technology sector, much of the poor relative performance was from computer hardware and software firms, including Hewlett-Packard and a disk-drive company. In the utilities sector, stock choices among electric utilities detracted most.

On the positive side, the Portfolio’s holdings in the materials and energy sectors outperformed their counterparts in the S&P 500 Index. Outperformance in the materials sector was driven by stock selection among metals and mining companies and chemicals producers. In the energy sector, the leading contributors were energy producers.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Balanced Asset Allocation Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	Since Inception
Portfolio	12.31%	3.55%	3.58%
Blended Index	12.26	4.46	4.58
S&P 500 Index	15.08	2.29	2.26

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST Balanced Asset Allocation Portfolio returned 12.31%.

The Portfolio is a fund of funds. It aims to achieve the highest potential return consistent with a specified level of risk tolerance by investing in a diversified group of underlying portfolios. The level of risk tolerance determines a performance target of blended indexes (the Index). The asset allocation strategy is determined by Prudential Investments, LLC and Quantitative Management Associates LLC (QMA), with the latter responsible for any tactical changes in allocation.

The Portfolio seeks to outperform a blended index (defined below), which returned 12.26% in 2010. The year 2010 was generally good for investors, although most of the benefit came in a streak from the beginning of September to year-end. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks (albeit modestly). Aside from the Nordic countries (which had high returns), developed country stocks outside the United States were weakly positive because of these countries’ weak economies, while emerging markets stocks performed more strongly. This continued the theme of more volatile asset classes performing better. Consumer discretionary stocks led the U.S. market, followed by industrials. Interest rates declined further, under pressure from the Federal Reserve. This pushed up the prices of bonds already issued, leading to strong total returns (interest income plus price changes).

AST International Growth Portfolio and AST PIMCO Total Return Bond Portfolio were the top contributors to performance relative to the benchmark. AST Marsico Capital Growth Portfolio, AST International Value Portfolio, and AST Western Asset Core Plus Bond Portfolio also made strong contributions to performance.

Tactical asset allocation (short-term changes in allocations) also had a positive impact on performance over the course of the year. An overweight in stocks versus bonds detracted slightly from performance during the first half of the year, but helped during the second half, as did an overweight in growth versus value within both domestic and international equities. Non-benchmark allocations to high yield bonds, emerging markets equity, and natural resources stocks had a significant positive impact on relative performance.

The Portfolio uses a fund of funds structure that is managed with an active overlay segment managed by QMA that uses derivatives to vary market exposure. This segment serves the function of managing cash flows and providing liquidity for the Portfolio. Index futures (a form of derivative) are used to provide this liquidity.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (48%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Capital Growth Asset Allocation Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	Since Inception
Portfolio	13.37%	2.89%	2.89%
Blended Index	13.46	3.92	4.05
S&P 500 Index	15.08	2.29	2.26

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/5/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST Capital Growth Asset Allocation Portfolio returned 13.37%.

The Portfolio is a fund of funds. It aims to achieve the highest potential return consistent with a specified level of risk tolerance by investing in a diversified group of underlying portfolios. The asset allocation strategy is determined by Prudential Investments, LLC and Quantitative Management Associates LLC (QMA), with the latter responsible for any tactical (short-term) changes in allocation.

The year 2010 was generally good for investors. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies, and growth stocks outperformed value stocks (albeit modestly). Developed country stocks outside the United States were generally weakly positive because of economies that are still slow, while emerging markets stocks performed strongly. Commodity prices also reflected the global economic recovery. Consumer discretionary stocks led the U.S. market, followed by industrials. Interest rates declined further, under pressure from the Federal Reserve. This pushed up the prices of bonds already issued, leading to strong total returns (interest income plus price changes).

Manager allocations contributed positively to performance. AST International Growth Portfolio and AST PIMCO Total Return Bond Portfolio were the top contributors to relative results. AST Marsico Capital Growth Portfolio, AST International Value Portfolio, AST Western Asset Core Plus Bond Portfolio, and AST Small-Cap Growth Portfolio also made strong contributions to performance.

Tactical asset allocation had a positive impact over the course of the year. An overweight in stocks versus bonds detracted slightly from performance during the first half of the year, but helped during the second half, as did an overweight in growth stocks versus value within both domestic and international stocks. Non-benchmark allocations to high yield bonds and to both emerging markets and natural resources stocks had a positive impact on results.

The fund of funds structure is managed by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay portfolio serves the function of managing cash flows and providing liquidity for the portfolio. Index futures (a form of derivative security) are used to provide this liquidity. The use of derivatives did not meaningfully impact performance relative to the blended index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Aggregate Bond Index (25%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, CLS Growth Asset Allocation Portfolio Subadvised by: CLS Investments LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	14.34%	2.61%
Blended Index	13.40	0.25
S&P 500 Index	15.08	-2.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month- end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST CLS Growth Asset Allocation Portfolio returned 14.34%.

The Portfolio tries to outperform the blended index by obtaining the highest potential total return consistent with its growth risk tolerance level. It is structured as a “fund of funds,” as 90% or more of its assets are invested in other AST portfolios. The underlying portfolios may invest in derivative instruments that could affect the performance of the Portfolio. Exchange-traded-funds (ETFs) may be used to invest up to 10% of the Portfolio’s assets in categories outside the blended index. CLS Investments, LLC is responsible for top-down asset allocation decisions. Prudential Investments, LLC selects the managers for each core investment category. They include domestic growth and value styles of large-, mid-, and small-cap stocks, international value and growth large-cap stocks, and U.S. fixed income securities.

Most financial markets advanced in 2010, albeit at a bumpy pace, marking the second year of recovery from the financial crisis that intensified in late 2008. Stocks and some bond markets pulled back sharply in the spring after a sovereign-debt crisis in Europe worsened and fears of a double dip recession brought on by weak housing and job markets surfaced in the United States. But efforts by some key governments and central banks to keep their economies and financial markets afloat helped support European and U.S. government bond markets and indirectly benefited corporate bond and stock markets. However, the sovereign debt securities and stocks of certain debt-laden countries within the European Monetary Union, including Greece, Ireland, Italy, Portugal, and Spain, still posted losses for the year. In contrast, investors seeking higher yields pushed emerging markets bonds and global high-yield corporate “junk” bonds to positive double-digit returns. The investment-grade bond market in the United States ended 2010 in the black, despite a sell-off late in the year.

The Portfolio outperformed the blended index, driven by both asset allocation decisions and manager selection. Within asset allocation, CLS Investments’ decision to underweight large-cap stocks versus their small counterparts proved beneficial, as small-cap stocks were the best performers along the capitalization spectrum. The ETF sleeve generated significant gains, with ETFs in German equities, emerging markets, and energy among the top contributors. On the other hand, an overweight to international stocks versus their U.S. counterparts detracted from performance, as international developed markets underperformed the U.S. stock market.

Manager selection generated significant positive relative returns. The largest contributors included the managers of AST PIMCO Total Return Bond Portfolio, AST International Growth Portfolio, and AST Marsico Capital Growth Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Aggregate Bond Index (30%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, CLS Moderate Asset Allocation Portfolio Subadvised by: CLS Investments LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	11.92%	0.21%
Blended Index	11.41	1.94
S&P 500 Index	15.08	-2.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST CLS Moderate Asset Allocation Portfolio returned 11.92%.

The Portfolio tries to outperform a blended index by obtaining the highest potential total return consistent with its moderate risk tolerance level. The Portfolio is structured as a “fund of funds,” as 90% or more of its assets are invested in other AST portfolios. The underlying mutual funds may invest in derivative instruments that could affect the performance of the portfolio. Exchange-traded-funds (ETFs) may be used to invest up to 10% of the Portfolio’s assets in categories outside the blended index. CLS Investments, LLC is responsible for top-down asset allocation decisions. Prudential Investments, LLC selects the managers for each core investment category. They include domestic growth and value styles of large-, mid-, and small-cap stocks, international value and growth large-cap stocks, and domestic fixed income securities.

Most financial markets advanced in 2010, albeit at a bumpy pace, marking the second year of recovery from the financial crisis that intensified in late 2008. Stocks and some bond markets pulled back sharply in the spring after a sovereign-debt crisis in Europe worsened and fears of a double dip recession brought on by weak housing and job markets surfaced in the United States. But efforts by some key governments and central banks to keep their economies and financial markets afloat helped support European and U.S. government bond markets and indirectly benefited corporate bond and stock markets. However, the sovereign debt securities and stocks of certain debt-laden countries within the European Monetary Union, including Greece, Ireland, Italy, Portugal, and Spain, still posted losses for the year. In contrast, investors seeking higher yields pushed emerging markets bonds and global high-yield corporate “junk” bonds to positive double-digit returns. The investment-grade bond market in the United States ended 2010 in the black, despite a sell-off late in the year.

The Portfolio outperformed the blended index, driven by both asset allocation decisions, specifically the ETF portion, and manager selection. CLS Investments’ decision to underweight large-cap stocks versus their small counterparts proved beneficial, as small-cap stocks were the best performers along the capitalization spectrum. The Portfolio’s holdings in ETFs generated considerable gains, particularly ETFs in German equities, emerging markets, and energy. On the other hand, an overweight to cash versus fixed income securities detracted from results, as bonds generated decent gains in 2010. An overweight to international stocks versus their U.S. counterparts hurt results, as international developed markets underperformed the U.S. stock market.

Regarding manager selection, the most significant contributions came from the managers of AST PIMCO Total Return Bond Portfolio, AST Western Core Plus Bond Portfolio, and AST International Growth Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (40%), a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Aggregate Bond Index (50%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Federated Aggressive Growth Portfolio Subadvised by: Federated Equity Management Company of Pennsylvania, Federated MDTA, LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	32.54%	4.30%	4.71%
Russell 2000® Growth Index	29.09	5.30	3.78
Russell 2000® Index	26.85	4.47	6.33

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Federated Aggressive Growth Portfolio returned 32.54%.

The Portfolio is managed for capital growth by Federated Equity, investing primarily in the stocks of small companies. The process emphasizes individual stock selection with a growth-oriented style.

The reporting period began with strongly growing economies across the world. In response to economic concerns in the United States, the Federal Reserve kept its target interest rates low throughout the period. In May, Greece’s economic problems created worldwide contagion worries and fear of a double-dip recession. By August, this fear had dissipated and, with the exception of continuing high unemployment and a very difficult housing market, the end of the reporting period was marked by positive economic data on productivity, corporate profits, and trade. The stock market as a whole posted strong positive returns during the first half of the reporting period. A selloff began in May and bottomed in July, beginning a substantial rally to the end of the year. Small-cap stocks performed best over the year, followed by mid-caps and then large-caps. Growth stocks outperformed value. The Russell 2000® Growth Index was up 29.09% for the reporting period. Its strongest sectors were energy, information technology, materials, and consumer discretionary, all rising more than 30%. The weakest sector was utilities, rising less than 3%.

The Portfolio’s strong performance was driven by both stock selection and sector weightings. Seven of the 10 largest contributions came from stocks that returned more than 125%. These included Dynavax, a biopharmaceutical company, Netezza, a German data warehouse company, Radware, network security firm, HiSoft Technologies, a Chinese software outsourcing company, Lululemon Atheletica, a Canadian athletic apparel firm, Entropic Communications, a home entertainment semiconductor designer, and Chipotle, a casual Mexican food chain. The other three top contributors included Cetip Brazilian securities depository, Airtran Holdings, a short-haul airline, and Satcon Technology, a renewable energy hardware firm.

While overall stock selection was positive, selections in the transportation industry hurt performance and seven positions in the overall Portfolio declined more than 30%, including Athena Health, an internet medical practice management service, Fuqi International, a Chinese jewelry firm, Onvia, a marketing services company, Somaxon Pharmaceuticals, a specialty pharmaceutical firm, Transcend Services, a medical transcription service, Dyax, a biopharmaceutical company, and Conexan Systems, a specialized semiconductor company. Performance also was hurt by higher cash levels than usual.

The Portfolio no longer holds positions in Netezza, Airtran Holdings, Athena Health, Fuqi International, Transcend Services, and Conexan Systems.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, FI Pyramis® Asset Allocation Portfolio Subadvised by: Pyramis Global Advisors, LLC, a unit of Fidelity Investments	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	13.32%	0.07%
Blended Index	11.64	-0.67
Former Blended Index	13.40	0.25
S&P 500 Index	15.08	-2.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST FI Pyramis® Asset Allocation Portfolio returned 13.32%.

The Portfolio is managed by Pyramis Global Advisors, LLC, a unit of Fidelity Investments. Formerly named the AST Niemann Capital Growth Asset Allocation Portfolio, the Portfolio changed managers, investment objectives, policies, and strategies on March 15, 2010.

The U.S. stock market, as tracked by the S&P 500 Index, posted a gain for the first quarter of 2010, and then pulled back in the spring along with broader international equity markets, as tracked by the MSCI EAFE Index. Stock prices fell as a sovereign-debt crisis in Europe worsened and the U.S. economy faced the threat of another recession brought on by weak housing and job markets. However, efforts by some key governments and central banks to keep their economies and financial markets afloat helped broad stock market indexes rebound and end in positive territory for the second year in a row.

The investment-grade fixed income market in the United States was led for the second year in a row by certain sectors that carry greater credit risk than U.S. Treasury securities, according to the Barclays Capital U.S. Aggregate Bond Index. The strongest gains in 2010 were in commercial mortgage-backed securities (made from bundled loans on properties such as hotels and shopping malls) and investment-grade corporate bonds. Both sectors remained in favor as investors continued to search for attractive yields in a low interest-rate environment fostered by the Federal Reserve to stimulate growth in the U.S. economy.

The Portfolio benefited from favorable security selection and asset allocation in 2010. It outperformed the blended index for the year, helped to a great extent by allocation to its small/mid cap core strategy, which is one of its four equity market strategies. The Portfolio also employs one fixed income market strategy and one liquidity strategy, which is invested in U.S. equity futures contracts and cash. A decision to overweight stocks versus bonds early in the fourth quarter of 2010 made a strong positive contribution to the Portfolio from the perspective of asset allocation. The stock market in the United States significantly outperformed the nation’s investment-grade bond market for the final three months of the year.

On the other hand, a decision to underweight international stock markets, as tracked by the MSCI EAFE Index, versus U.S. stocks was the largest detractor from the Portfolio in terms of asset allocation. As a result of this decision, the Portfolio did not benefit fully from an improvement in the performance of international stocks that began in July and lasted throughout the summer.

The use of derivatives is not a principal investment strategy of the Portfolio. However, exposure to derivative instruments such as U.S. equity futures contracts, had a moderately positive impact on the Portfolio’s performance overall.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of S&P 500 Index (50%), an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market, Barclays Capital U.S. Aggregate Bond Index (30%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. Former Blended Index consists of Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (30%), and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, First Trust Balanced Target Portfolio Subadvised by: First Trust Advisors L.P.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	14.36%	1.62%
Blended Index	12.94	3.73
S&P 500 Index	15.08	1.53

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST First Trust Balanced Target Portfolio returned 14.36%.

The Portfolio is managed by First Trust Advisors L.P. for long-term growth of capital balanced by current income. The Portfolio allocates its assets across six investment strategies. Depending on market conditions, the equity portion may range between 60%-70% and the fixed-income portion between 30%-40%. The Portfolio’s six strategies are the Dow Jones Income, NYSE® International Target 25, Global Dividend Target 15, Value Line® Target 25,Target Small-cap, and Dow® Target Dividend strategies.

The Portfolio seeks to outperform a blended index (defined below), which returned 12.94% in 2010. The year 2010 was generally good for investors, although most gains came from the beginning of September to year-end. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks (albeit modestly). Most developed country stocks outside the United States produced moderate returns because of these countries’ weak economies. Emerging markets stocks performed more strongly. Consumer discretionary stocks led the U.S. market, followed by industrials. Interest rates declined further, under pressure from the Federal Reserve. This pushed up the prices of bonds already issued, leading to strong total returns (interest income plus price changes).

The Portfolio’s growth stocks, particularly its midcap growth stocks, drove its stock performance relative to the benchmark. The Value Line Target 25, which has a growth focus, was the Portfolio’s best performing stock strategy. In contrast, the NYSE International Target 25 strategy detracted from relative performance because of its exposure to European financial stocks. Stock selection in the consumer discretionary, consumer staples, and information technology sectors were the biggest contributors to outperformance of the benchmark. The industrials and materials sectors were modest drags on relative performance.

The Portfolio’s bond holdings were more exposed than the overall bond market to changes in interest rates. Consequently, they benefited more than average when interest rates fell. Corporate bonds outperformed Treasuries because investors generally demanded a substantial yield premium for credit risk throughout the period. Among economic sectors, finance had the best relative returns. The returns on the Portfolio’s holdings in money center banks and brokers were below the better performance of the market’s regional bank and real estate investment trust (REIT) securities.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (45%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Corporate Investment Grade Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, First Trust Capital Appreciation Target Portfolio Subadvised by: First Trust Advisors L.P.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	19.02%	1.06%
Blended Index	13.56	2.88
S&P 500 Index	15.08	1.53

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST First Trust Capital Appreciation Target Portfolio returned 19.02%.

The Portfolio is managed by First Trust Advisors L.P. for long-term growth of capital. The Portfolio allocates its assets across six investment strategies: the Dow Jones Income, NYSE® International Target 25, Global Dividend Target 15, Value Line® Target 25, Target Small-Cap, and NASDAQ® Target 15 strategies. It will normally invest approximately 80% of its total assets in stocks and approximately 20% in bonds. Depending on market conditions, the stock portion may range between 75%-85% and bonds between 15%-25%.

The Portfolio seeks to outperform a blended index (defined below), which returned 13.56% in 2010. The year was generally good for investors, although most gains came from the beginning of September to year-end. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks (albeit modestly). Most developed country stocks outside the United States produced moderate results because of these countries’ weak economies, while emerging markets stocks performed more strongly. This continued the theme of more volatile asset classes performing better. Consumer discretionary stocks led the U.S. market, followed by industrials. Interest rates declined further, and this pushed up the prices of bonds already issued, leading to strong total returns (interest income plus price changes).

The Value Line Target 25 and NASDAQ Target 15 were the best performing strategies in the Portfolio as they benefited from their growth focus. The Portfolio’s overweight in growth stocks added to its relative performance. Strong stock selection in the consumer discretionary and technology sectors drove the Portfolio’s outperformance of its stock benchmark. Selection among consumer staples and energy firms also contributed. Holdings in the financial and industrial sectors were modest drags on relative performance.

The Portfolio’s bond holdings were more exposed than the overall bond market to changes in interest rates. Consequently, they benefited more than average when interest rates fell. Corporate bonds outperformed Treasuries because investors generally demanded a substantial yield premium for credit risk throughout the period. Among economic sectors, finance had the best relative returns. The returns on the Portfolio’s holdings in money center banks and brokers were below the better performance of the market’s regional bank and Real Estate Investment Trust securities.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (55%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Corporate Investment Grade Index (20%), an unmanaged index comprised of USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility, and financial issuers, including publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements., and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Concentrated Growth Portfolio Subadvised by: Goldman Sachs Asset Management, L.P.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	10.29%	4.30%	-2.28%
Russell 1000® Growth Index	16.71	3.75	0.02
S&P 500 Index	15.08	2.29	1.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Goldman Sachs Concentrated Growth Portfolio returned 10.29%.

The Portfolio is managed by Goldman Sachs Asset Management, L.P. to achieve long-term growth of capital. It normally will be invested in approximately 30-45 stocks of companies Goldman considers to be positioned for long-term growth.

The year was generally good for investors, although most of the benefit came in a streak from the beginning of September to year-end. As is often the case early in an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks (albeit modestly). The broad U.S. equity market, as measured by the S&P 500 Index, capped 2010 with a better than 6% gain in December, lifting its return for the year above 15%, while the Russell 1000® Growth Index was up 16.71%. Cyclical stocks led returns, as investors focused on strong economic growth in and consequent demand from emerging market countries.

The Portfolio lagged the Russell 1000 Growth Index because of weak selection among consumer discretionary businesses (the highest performing sector in the Russell Index) and an underweight in the industrials sector, the second-highest performing. Good selection in the energy and information technology sectors mitigated the underperformance.

The detractors from relative performance included Staples, an office supply company that, nonetheless, remains focused on cost cutting, gaining market share from competitors, and expanding its geographic footprint in less saturated markets. Shares in Baxter International, a medical supply firm pulled back after strong performance during half of the year, while Equinix, a data center services company had disappointing third quarter earnings.

The Portfolio’s stronger performers included Schlumberger, an oil well services company whose shares rose as it reported an increase in North American drilling activity, Broadcom, a global leader in semiconductors for wired and wireless communications whose shares rose as it provided an encouraging 2011 outlook, and CB Richard Ellis Group, one of the world’s leading commercial real estate services firm, whose earnings exceeded expectations because of strong property sales and leasing revenues.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Mid-Cap Growth Portfolio Subadvised by: Goldman Sachs Asset Management, L.P.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Years
Portfolio	19.82%	7.17%	-0.16%
Russell Midcap® Growth Index	26.38	4.88	3.12
S&P MidCap 400 Index	26.64	5.73	7.16

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Goldman Sachs Mid-Cap Growth Portfolio returned 19.82%.

It is managed by Goldman Sachs Asset Management, L.P. for long-term growth of capital. It normally will invest at least 80% of its assets in companies within the capitalization range (a measure of company size) of the Russell Midcap® Growth Index (the Index).

The year was generally good for investors, although most of the benefit came in a streak from the beginning of September to year-end. As is often the case early in an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks (albeit modestly). The broad U.S. equity market, as measured by the S&P 500 Index, capped 2010 with a better than 6% gain in December, lifting its return for the year above 15%, while both the S&P MidCap 400 Growth Index and the Russell Midcap Growth Index were slightly above 26% for the year. Cyclical stocks led returns, as investors focused on strong economic growth in and consequent demand from emerging market countries.

Despite the Portfolio’s strong absolute returns, it underperformed the Russell Midcap Growth Index primarily because of certain holdings in the information technology and industrials sectors, while stock selection in the energy sector and an underweight in the relatively weak utilities sector improved relative performance. FormFactor, a company that designs and manufactures semiconductor wafer probe cards that are used for testing semiconductor chips was among the largest detractors. Global Payments, an electronic payments processor also hurt performance, despite earnings that were above expectations. Revenues from its important Canadian market were weak. People’s United Financial, a bank that intends to put its excess capital to work by acquiring several smaller banks declined because it has yet to complete any deals of significant size.

On the positive side, the Portfolio particularly benefited from a position in Netflix that has continued to add subscribers, CB Richard Ellis Group, a commercial real estate services firm that reported earnings above expectations, and Whiting Petroleum an oil exploration and production company.

The Portfolio no longer holds positions in FormFactor and Netflix.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Small-Cap Value Portfolio Subadvised by: Goldman Sachs Asset Management, L.P.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	26.77%	5.59%	8.98%
Russell 2000® Value Index	24.50	3.52	8.42
Russell 2000® Index	26.85	4.47	6.33

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Goldman Sachs Small-Cap Value Portfolio returned 26.77%.

The Portfolio is managed by Goldman Sachs Asset Management, L.P. to achieve long-term capital appreciation by investing primarily in stocks of small companies that are believed to be undervalued.

The year was generally good for investors, although most of the benefit came in a streak from the beginning of September to year-end. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks (albeit modestly). The broad U.S. equity market, as measured by the S&P 500 Index, capped 2010 with a better than 6% gain in December, lifting its return for the year above 15%, while the Russell 2000 Value® Index rose more than 24% over the year. However, the year offered a challenging stock-picking environment as prices tended to rise and fall together, with limited differentiation between winners and losers. The market was predominantly driven by broad economic concerns, particularly for value stocks. However, the materials, industrials, and consumer discretionary sectors of the Russell 2000 Value Index returned more than 30%, while only the small telecommunications services sector was in single digits.

The Portfolio’s stock selection in the consumer discretionary and information technology sectors contributed most to its relative performance, whereas selection in the industrials and financials sectors detracted from performance relative to the Russell Index. The Portfolio’s top performing stock was TRW Automotive Holdings, a manufacturer and seller of automotive parts, which earned more than investors had expected and reported positive estimates of future earnings.

The relatively poor performance in the Industrials sector was largely due to Aegean Marine Petroleum Network, a global bunkering company that supplies marine fuel to ships. Its shares sold off due to concerns over the potential impact on trade and the difficulties for global economic growth.

The Portfolio no longer holds a position in Aegean Marine Petroleum Network.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index with a less-than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Horizon Growth Asset Allocation Portfolio Subadvised by: Horizon Investments, LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	13.82%	0.64%
Blended Index	13.40	0.25
S&P 500 Index	15.08	-2.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST Horizon Growth Asset Allocation Portfolio returned 13.82%.

The Portfolio tries to outperform a blended index by obtaining the highest potential total return consistent with its growth risk tolerance level. The Portfolio is structured as a “fund of funds,” as 90% or more of its assets are invested in other AST portfolios. The underlying mutual funds may invest in derivative instruments that could affect the performance of the Portfolio. Exchange-traded-funds (ETFs) may be used to invest up to 10% of the Portfolio’s assets in categories outside the blended index. Horizon Investments, LLC is responsible for top-down asset allocation decisions. Prudential Investments, LLC selects the managers for each core investment category. They include domestic growth and value styles of large-, mid-, and small-cap stocks, international value and growth large-cap stocks, and domestic fixed income securities.

Most financial markets advanced in 2010, albeit at a bumpy pace, marking the second year of recovery from the financial crisis that intensified in late 2008. Stocks and some bond markets pulled back sharply in the spring after a sovereign-debt crisis in Europe worsened and fears of a double- dip recession brought on by weak housing and job markets surfaced in the United States. But efforts by some key governments and central banks to keep their economies and financial markets afloat helped support European and U.S. government bond markets and indirectly benefited corporate bond and stock markets. However, the sovereign debt securities and stocks of certain debt-laden countries within the European Monetary Union, including Greece, Ireland, Italy, Portugal, and Spain, still posted losses for the year. In contrast, investors seeking higher yields pushed emerging markets bonds and global high-yield corporate “junk” bonds to positive double-digit returns. The investment-grade bond market in the United States ended 2010 in the black, despite a sell-off late in the year.

The Portfolio outperformed the blended index mostly due to manager selection, although asset allocation decisions were positive contributors. The most significant contributors were AST PIMCO Total Return Bond Portfolio, AST International Growth Portfolio, and AST Marsico Capital Growth Portfolio.

Regarding asset allocation, Horizon’s decision to underweight large-cap stocks proved beneficial, as small-cap stocks were the best performers along the capitalization spectrum. On the other hand, an underweight to equities versus fixed income securities hurt results, as equities generated solid returns for the year. The Portfolio’s holdings in ETFs also generated relative losses, with ETFs providing exposure to industrials and financials, the largest detractors.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Aggregate Bond Index (30%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Horizon Moderate Asset Allocation Portfolio Subadvised by: Horizon Investments, LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	11.60%	2.00%
Blended Index	11.41	1.94
S&P 500 Index	15.08	-2.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST Horizon Moderate Asset Allocation Portfolio returned 11.60%.

The Portfolio tries to outperform a blended index by obtaining the highest potential total return consistent with its moderate risk tolerance level. The Portfolio is structured as a “fund of funds,” as 90% or more of its assets are invested in other AST portfolios. The underlying mutual funds may invest in derivative instruments that could affect the performance of the Portfolio. Exchange-traded-funds (ETFs) may be used to invest up to 10% of the Portfolio’s assets in categories outside the blended index. Horizon Investments, LLC is responsible for top-down asset allocation decisions. Prudential Investments, LLC selects the managers for each core investment category. They include domestic growth and value styles of large-, mid-, and small-cap stocks, international value and growth large-cap stocks, and domestic fixed income securities.

Most financial markets advanced in 2010, albeit at a bumpy pace, marking the second year of recovery from the financial crisis that intensified in late 2008. Stocks and some bond markets pulled back sharply in the spring after a sovereign-debt crisis in Europe worsened and fears of a double dip recession brought on by weak housing and job markets surfaced in the United States. But efforts by some key governments and central banks to keep their economies and financial markets afloat helped support European and U.S. government bond markets and indirectly benefited corporate bond and stock markets. However, the sovereign debt securities and stocks of certain debt-laden countries within the European Monetary Union, including Greece, Ireland, Italy, Portugal, and Spain, still posted losses for the year. In contrast, investors seeking higher yields pushed emerging markets bonds and global high-yield corporate “junk” bonds to positive double-digit returns. The investment-grade bond market in the United States ended 2010 in the black, despite a sell-off late in the year.

The Portfolio outperformed the blended index, driven by manager selection. The most significant contributors included AST PIMCO Total Return Bond Portfolio, AST Western Asset Core Plus Bond Portfolio, and AST International Growth Portfolio.

Asset allocation decisions detracted from results. Horizon’s decision to hold cash over fixed income securities hurt results, as bonds generated decent gains for the year. In addition, its decision to overweight international stocks versus U.S. equities detracted, as domestic stocks outperformed their international counterparts.

The Portfolio’s holdings in ETFs generated relative losses, with ETFs in the industrials and financials industries the largest detractors.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (40%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Aggregate Bond Index (50%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Investment Grade Bond Portfolio Subadvised by: Prudential Investment Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	10.81%	10.64%
Barclays Capital U.S. Government/Credit 5-10 Year Index	9.42	6.32

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the Investment Grade Bond Portfolio returned 10.81%.

A low interest-rate environment prevailed in the U.S. bond market during 2010 as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March. It then began to reinvest their principal payments back into U.S. Treasury securities in August to keep downward pressure on rates. In November, the Fed also began implementing a plan to buy an additional $600 billion of U.S. Treasury securities. Yet the largest gains in the U.S. investment grade bond market for 2010 were in riskier types of bonds that provided more attractive yields, including commercial mortgage-backed securities (CMBS), which are made from loans on properties such as hotels, and investment-grade corporate bonds.

The Portfolio outperformed the 9.42% gain of the Barclays Capital U.S. Government/Credit 5-10 Year Index (the Index) largely because of its sector allocation strategy. The Portfolio invests in sectors included in the Index, such as Treasury securities and federal agency securities, as well as sectors not included in the Index, such as CMBS. Its exposure to CMBS, which gained strongly in 2010 as previously noted, was a key reason the Portfolio outperformed the Index. Yet this positive impact was partially offset by the Portfolio’s focus on higher quality CMBS, which gained less than lower-quality, higher-yielding CMBS in 2010. The Portfolio also had a larger exposure than the Index to investment-grade corporate bonds. This worked well as this sector gained the most of those in the Index, reflecting the strong earnings growth and improving fundamentals experienced by many companies.

The Portfolio also outperformed the Index due to favorable security selection among asset-backed securities, which are also not included in the Index. Sales of these debt securities, which are created from bundles of auto loans or certain other types of loans, help keep credit flowing to businesses and consumers. Of asset-backed securities held by the Portfolio, the standout performers were those backed by credit card receivables and rated BBB, the lowest investment grade rating category. They performed well as investors also sought them for their relatively attractive yields. Also the Portfolio held older “seasoned” asset-backed securities of sub-prime issuers that also performed well in the investment environment that favored riskier, higher yielding securities.

The Portfolio uses derivatives—investment contracts whose value is based on some other instrument, interest rate, or index—to gain exposure to different types of debt securities, to adjust exposure to interest rates, to adjust currency exposure, or for other purposes intended to help the Portfolio meet its objective. During the reporting period, the Portfolio’s exposure to derivatives hedged its other positions as intended and did not have a material impact on its performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit 5-10 Year Index an unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment advisor and Prudential Financial company.

Advanced Series Trust, Jennison Large-Cap Growth Portfolio Subadvised by: Jennison Associates LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	11.32%	16.37%
Russell 1000® Growth Index	16.71	20.29
Russell 1000® Index	16.10	18.12

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 9/28/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® and 1000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST Jennison Large Cap Growth Portfolio returned 11.32%, and underperformed its benchmark, the Russell 1000® Growth Index.

The Portfolio is built from the bottom up, with stocks selected one at a time, based on fundamental analysis of individual companies.

The Portfolio generated double-digit returns but underperformed, primarily due to the financials and healthcare sectors. In addition, while the Portfolio had many holdings with large returns, these positions had small portfolio weights. In healthcare, stock selection and an overweight position were detrimental, especially earlier in the period when uncertainty about U.S. regulatory reform and Europe’s sovereign debt crisis took a toll. Baxter International medical equipment company fell on weakness in its blood plasma business, while a biotechnology company, Gilead Sciences, declined on concerns that health care reforms and exposure to European markets would reduce its growth rate.

Although a relatively small weight in the Portfolio, financials holdings detracted from return, reflecting in part exposure to industries most likely to be affected by yet undefined regulation. Charles Scwab declined, as low interest rates precipitated fee waivers on money market funds and reduced income on cash balances, reducing the company’s material earnings power.

Holdings in consumer staples failed to keep pace, as the benchmark’s tobacco constituents not held in the Portfolio outperformed dramatically.

Underweight positions in industrials, materials, and energy detracted from relative performance, as well.

Stock selection contributed positively to relative return in information technology, where Baidu, China’s premier Internet search engine, advanced more than 100%. Cloud-computing pioneer VMware used product cycles to upgrade customers to bigger license agreements and increased its share in the market of servers not yet virtualized. NetApp, a provider of products that simplify storing, managing, protecting, and archiving enterprise data, rose on growth in the storage business spurred by increased digital content. The strong launch of a new computer tablet, international opportunities, and long-term growth in personal computers made 2010 another good year for Apple.

Security selection was also beneficial in energy, where Schlumberger, an oil services and equipment company advanced. An overweight position in consumer discretionary also worked well.

The Portfolio no longer holds positions in Baxter International and Gilead Sciences.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Jennison Large-Cap Value Portfolio Subadvised by: Jennison Associates LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	13.72%	15.59%
Russell 1000® Value Index	15.51	15.99
Russell 1000® Index	16.10	18.12

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 9/28/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® and 1000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST Jennison Large Cap Value Portfolio returned 13.72%.

Nearly every sector in the Portfolio advanced, with the telecommunication services, materials, industrials, and consumer discretionary sectors returning more than 25%. Utilities was the one area that ended the year with losses. The Portfolio underperformed its benchmark, the Russell 1000® Value Index (the Index).

The Portfolio is built from the bottom up, with stocks selected one at a time, based on fundamental analysis of individual companies.

Although energy positions made a meaningful contribution to absolute return, they failed to keep pace with energy stocks held by the Index and were the biggest detriment to relative return. The Portfolio’s overweight in the sector mitigated the negative impact from stock selection. Jennison continues to invest in companies the investment team believes are undervalued, generate a good amount of free cash flow, possess a combination of organic (meaning growth not through acquisitions) reserve and production growth, and have competitive unit cost structures. With the global economic recovery continuing to gain steam, the investment team believes demand for oil will increase and constrain supply, pushing oil prices higher.

A combination of security selection and an overweight stance in information technology was a significant source of underperformance. Symantec, a large provider of Internet security, storage, and systems management solutions was among the largest detractors. The company missed fiscal first-quarter earnings and issued lackluster second-quarter guidance. The investment team is encouraged by the company’s fiscal second quarter, which had improvement in its top line, controlled costs, strong cash flow, and improved execution.

Stock selection in utilities and financials and a smaller exposure to industrials also detracted from relative return.

The consumer discretionary sector was a substantial source of positive relative return, where media holdings and Lear, an auto components company were key contributors. One media holding, Liberty Global an international cable operator, advanced 55% and with its free cash flow repurchased stock that amounted to 10% of the company’s outstanding stock in 2010. The largest detractor in the Portfolio was H&R Block that did not reach the previously announced guidance for fiscal 2010 earnings. The investment team continues to believe the current stock price overly discounts its intrinsic value.

The Portfolio solidly outperformed the Index in telecommunication services. Stock selection in healthcare, consumer staples, and materials also worked well.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged index comprised of securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, JPMorgan Strategic Opportunities Portfolio Subadvised by: J. P. Morgan Investment Management Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	7.32%	4.10%	2.62%
Blended Index	9.42	4.72	4.64
Former Blended Index	12.26	4.46	4.26
S&P 500 Index	15.08	2.29	1.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST JPMorgan Strategic Opportunities Portfolio returned 7.32%.

J.P. Morgan Investment Management Inc. uses both tactical (short-term) changes in asset allocation and security selection within those allocations with the aim of maximizing its return compared with a custom benchmark (defined below). The Portfolio invests in both U.S. and foreign stocks and bonds, and may be exposed to changes in the relative values of various currencies.

The year 2010 was generally good for investors. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies, and growth stocks outperformed value stocks (albeit modestly). Developed country stocks outside the United States were generally weakly positive because of economies that are still slow, while emerging markets stocks performed strongly. Commodity prices also reflected the global economic recovery. Consumer discretionary stocks led the U.S. market, followed by industrials. Interest rates declined further under pressure from the Federal Reserve. This pushed up the prices of bonds already issued, leading to strong total returns (interest income plus price changes). The Portfolio’s custom benchmark returned 9.42% over the reporting period.

Security selection and short-to intermediate-term tactical changes in asset allocations both contributed to positive performance relative to the benchmark. In the stock allocation, the multi-cap Value Advantage and Growth Advantage strategies contributed the largest returns. In the bond allocation, security selection within the core bond segment was the largest contributor. The alternative strategies, Strategic Income Opportunities and Strategic Preservation, also delivered healthy returns.

On average over the period, the Portfolio benefited from a tilt towards stocks and a corresponding underweight in bonds. Moreover, an overweight in U.S. large capitalization stocks and an underweight in international stocks contributed to relative performance. However, the Portfolio’s large underweight in bonds near its inception detracted from overall returns because of the relative performance among asset classes at that time.

The Portfolio may also use derivatives for hedging or other investment purposes, including gaining or reducing exposure to certain markets or asset classes. The use of derivatives both at the overall Portfolio level and within the individual investment segments has contributed slightly to performance during the reporting period.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (27%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Aggregate Bond lndex (50%), an unmanaged, index comprised of more than 5,000 government and corporate bonds, MSCl EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. 3 Month Treasury Bill Index (10%), an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. Former Blended Index consists of Russell 3000 Index (48%), Barclays Capital U.S. Aggregate Bond Index (40%), and MSCl EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Large-Cap Value Portfolio Subadvised by: Eaton Vance Management, Hotchkis and Wiley Capital Management LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	13.16%	-1.89%	0.10%
Russell 1000® Value Index	15.51	1.28	3.26
S&P 500 Index	15.08	2.29	1.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Large Cap Value Portfolio returned 13.16%.

The Portfolio is managed to seek current income and long-term growth of income, as well as capital appreciation. It invests in the stocks of large companies within the capitalization range of the Russell 1000® Value Index. The investment manager divides the Portfolio’s assets between Hotchkis and Wiley Capital Management, which focuses on stocks that are temporarily out of favor, and Eaton Vance Management, which focuses on companies that exhibit strong business franchises with attractive EPS, cash flow and dividend growth potential.

The year 2010 was generally good for investors, although most of the benefit came in a streak from the beginning of September to year-end. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks (albeit modestly). Aside from the Nordic countries (which had high returns), developed country stocks outside the United States were weakly positive because of these countries’ weak economies, while emerging markets stocks performed more strongly. This continued the theme of more volatile asset classes performing better. The Russell 1000® Value Index reached 15.51%, led by its consumer discretionary, energy, materials, and industrials sectors, each of which exceeded a 20% return. Interest rates declined further, under pressure from the Federal Reserve. This pushed up the prices of bonds already issued, leading to strong total returns (interest income plus price changes).

The Portfolio underperformed its benchmark primarily because of certain characteristics of its investing style. It was overexposed to larger capitalization companies compared with the benchmark as smaller firms even within the benchmark range outperformed their larger counterparts. Although both asset managers had this characteristic, the Eaton Vance holdings had a larger impact due to its bias toward larger firms. Stock selection within sectors had a smaller negative impact, particularly positions in the energy and technology sectors. Major detractors included Anadark. Petroleum, an oil company and Hewlett-Packard. Eaton Vance was responsible for the negative stock selection impact.

Both managers benefited somewhat from tilts toward more volatile stocks and from sector selection.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Marsico Capital Growth Portfolio Subadvised by: Marsico Capital Management, LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	19.75%	1.54%	1.51%
Russell 1000® Growth Index	16.71	3.75	0.02
S&P 500 Index	15.08	2.29	1.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Marsico Capital Growth Portfolio returned 19.75%.

The Portfolio is managed for capital growth by Marsico Capital Management, LLC. It invests primarily in the common stocks of large companies in the capitalization range (a measure of company size) of the Russell 1000® Growth Index (the Index), and selects for greater growth potential. The Portfolio normally holds a core position of between 35 and 50 stocks. These are often within specific industries that have been identified as particularly attractive.

The Portfolio’s benchmark, the Russell 1000 Growth Index, reached 16.71%. The year 2010 was generally good for investors, although most of the benefit came in a streak from the beginning of September to year-end. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks (albeit modestly). All sectors of the benchmark except utilities had positive returns and of those, all but healthcare were in double digits.

The Portfolio’s performance relative to the Index was helped by having lower exposure to the technology sector, which makes up almost a third of the Index, but which was among its weaker sectors in 2010. Stock selection within that sector, however, added to relative performance, including overweights in Baidu, a rapidly rising Chinese Internet firm, a major consumer electronics company, Apple and a global corporate software firm, Oracle. Against the Index, overweights in the leading sector, consumer discretionary stocks, and in the strong materials sector also contributed to relative performance. In particular, performance in materials benefited from positions in agricultural products, mining, chemicals, glass, and industrial gases firms, while the strongest consumer discretionary stocks included priceline.com, Amazon, Wynn Resorts, McDonalds Nike, and Tiffany & Co.

Performance was hurt by weaker stock selection in the financials, capital goods, and energy sectors, as well as by a slight underweight in the energy sector. Poorer performers included two global banking firms, JPMorgan Chase and HSBC Holdings, a foreign oil firm, Petroleo Brasileiro, and two oilfield services companies, National Oilwell Varco and Transocean. In the capital goods sector, selection was generally poor.

The Portfolio no longer holds positions in HSBC Holdings and Petroleo Brasileiro.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, MFS Growth Portfolio Subadvised by: Massachusetts Financial Services Company (MFS)	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	12.78%	2.43%	-0.86%
Russell 1000® Growth Index	16.71	3.75	0.02
S&P 500 Index	15.08	2.29	1.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST MFS Growth Portfolio returned 12.78%.

The Portfolio is managed by Massachusetts Financial Services Company to seek long-term growth of capital and future, rather than current, income by investing in the stocks of companies it believes to have above-average growth potential.

The first quarter of the reporting period witnessed a continuation of the financial market and economic rebounds that had begun in early 2009. Led by emerging Asian economies, but broadening to include most of the global economy, it was driven by inventory restocking, the production of manufacturing and capital goods, and massive fiscal and monetary stimulus. During most of the remainder of the period, heightened public-debt risk in several European countries impaired market sentiment while global economic data began to weaken. These two dynamics caused many asset prices to retrench, as many questioned the durability of the global recovery. Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement, driving stock prices markedly higher. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in valuations of risky assets. The Russell 1000® Growth Index increased 16.71%, more than a third of that in December.

A combination of stock selection and an overweight in the financials sector detracted from the portfolio’s performance relative to the Index. A position in a credit card company Mastercard, and the timing of the Portfolio’s ownership in shares of a derivatives exchange had negative impacts. Security selection in the materials sector also detracted, hurt by the timing of ownership in shares of Freeport-McMoran, a large metals company.

Individual stocks in other sectors that hurt relative performance included an Internet search giant Google, a for-profit higher education provider, Teva Pharmaceutical Industries, and Adobe Systems. The timing of ownership in shares of Caterpillar, and Ford Motor also reduced relative return. The Portfolio held a call option on a major technology firm during the reporting period, but its impact was immaterial. On the other hand, cash held to buy new holdings and to provide liquidity hurt performance relative to the Index, which has no cash position.

On the positive side, strong stock selection in the technology sector helped relative performance. Underweights in Microsoft and Hewlitt-Packard contributed, while positions in an Internet software provider Verisign, Chinese language Internet search provider, Baidu and Intuit also were positive factors. A combination of security selection and an overweight in leisure stocks contributed positively to relative returns. Casino resorts operator, Las Vegas Sands, and Royal Caribbean Cruises were among the Portfolio’s top relative contributors. Other positive contributions came from biotech company Genzyme, specialty retailer Limited Brands, and diesel engine maker Cummins Engine.

The Portfolio no longer holds positions in Adobe Systems, Baidu, Caterpillar, Ford Motor, Hewlett-Packard, Las Vegas Sands, and Royal Caribbean Cruises.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Mid-Cap Value Portfolio Subadvised by: EARNEST Partners LLC, WEDGE Capital Management, LLP	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Years
Portfolio	23.61%	4.51%	4.80%
Russell Midcap® Value Index	24.75	4.08	8.07
S&P 500 Index	15.08	2.29	1.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Mid-Cap Value Portfolio returned 23.61%.

The Portfolio is managed by EARNEST Partners, LLC (EARNEST) and WEDGE Capital Management, LLP (WEDGE) for capital growth by investing primarily in stocks of medium-sized companies that appear to be undervalued. EARNEST employs a relative value approach in which stock valuations are compared with those of similar firms, the market, or a company’s own history. WEDGE employs a traditional value discipline to identify companies that are undervalued relative to their long-term earnings capability.

The U.S. stock market posted a gain for the first quarter of 2010, but pulled back in the spring after the sovereign debt crisis in Europe worsened and the U.S. economy faced the threat of another recession, brought on by weak housing and job markets. However, efforts by some key governments and central banks to keep their economies and financial markets afloat helped push broad stock market indexes past the pullback and into positive territory for the second year in a row. In the United States, stocks also received a dramatic boost in December in reaction to a robust shopping season, the extension of the President Bush-era tax cuts, and a 2.0% cut in payroll taxes. Stocks in all market capitalizations posted solid returns. Mid-cap stocks gained more than large-cap stocks, but trailed small-caps, based on the Russell U.S. indexes. Value stocks lagged growth stocks in each market capitalization.

The Portfolio’s strong absolute gain in 2010 reflected the bullish stock market conditions, but it underperformed the Russell Midcap Value Index (the Index) for the year. Its relative performance was constrained by certain holdings in industries including construction and real property, publishing, and electronic equipment. On the other hand, holdings in motor vehicles and parts, heavy electrical equipment, industrial parts, computer software, defense and aerospace, and industrial services helped its performance versus the Index, as did its sector weighting strategy. Specifically, underweight positions in the financial and utilities sectors and an overweight position in the consumer cyclical sector aided relative performance. But the EARNEST portion had a larger exposure than the Index to healthcare that detracted from the Portfolio’s performance versus the Index.

Risk characteristics did not materially affect the Portfolio’s performance overall. However, its performance versus the Index was constrained by the EARNEST portion’s slightly greater exposure to larger cap stocks and smaller exposure to dividend yield. The WEDGE portion employed a slight bias toward smaller stocks in the Index, which made a positive contribution to the Portfolio’s relative performance, as smaller shares performed particularly well in 2010 as previously mentioned.

Generally, the Portfolio’s investment strategy tends to capture less of the movements in the broad market than the Index. Thus, during periods of heightened market volatility such as occurred in 2010, its defensive positioning tends to act as a headwind. However, the EARNEST portion had a slightly higher sensitivity to market volatility than the Index which to some extent offset the WEDGE portion’s lower sensitivity to market volatility than the Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell Mid-Cap Value Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Money Market Portfolio Subadvised by: Prudential Investment Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.02%	0.03%	2.43%	2.14%
Lipper (VIP) Money Market Funds Average	N/A	0.01	2.34	2.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

7-DAY CURRENT NET YIELDS*

For the year ended December 31, 2010, the AST Money Market Portfolio returned 0.03%.

Prudential Fixed Income, a unit of Prudential Investment Management, Inc., runs the Portfolio, which performed in line with the 0.01% total return of the Lipper (VIP) Money Market Funds Average in 2010. On December 28, 2010, the Portfolio’s 7-day current yield was 0.02%, little changed from 0.05% on December 29, 2009.

Economic growth began to slow in the United States early in the year as the effects of a massive governmental stimulus initiative began to fade, while the nation’s unemployment rate remained high. The Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost growth. Increasingly concerned about deflation risk, the Fed also tried to aid the economy through quantitative easing (it purchased government debt securities and mortgage-backed securities of federal agencies to boost their prices and push down their yields). It hoped this would lower interest rates on business and consumer loans to encourage borrowing and, therefore, encourage economic growth. Indeed, some government reports released late in the year indicated a modest improvement in economic conditions.

As short-term rates hovered near zero, the London interbank offered rate (LIBOR) began to rise in the spring of 2010, reflecting investor concern about sovereign credit risk in the euro zone. As sovereign credit risk dissipated, the upturn in LIBOR reversed and ultimately leveled off during the remainder of the reporting period.

The Portfolio continued to diversify by investing primarily in money market securities of highly rated corporate issuers, highly rated banks, and government agencies. Additionally, it entered into repurchase agreements collateralized by U.S. government securities or debt securities guaranteed by the Federal Deposit Insurance Corp. In these transactions, a party agrees to sell a debt security to the Portfolio and then repurchase the debt security at an agreed-upon price on a stated date. (This creates a fixed return for the Portfolio and is, in effect, a loan by the Portfolio.) It also benefited from its holdings of floating-rate debt securities linked to LIBOR as their rates reset higher during the spring.

The Portfolio is managed in compliance with the revision to money-market fund regulations that took effect during the first half of 2010. The rules were designed to strengthen regulatory standards governing money market funds by increasing liquidity requirements and reducing interest-rate risk.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

*	Source: iMoneyNet, Inc. based on 318 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/28/2010

Lipper Variable Insurance Products (VIP) Money Market Funds Average The Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects Funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. These returns are net of investment fees and fund expenses, but not product charges. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Neuberger Berman Mid-Cap Growth Portfolio Subadvised by: Neuberger Berman Management LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	28.67%	5.75%	1.51%
Russell Midcap® Growth Index	26.38	4.88	3.12
S&P MidCap 400 Index	26.64	5.73	7.16

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Neuberger Berman Mid-Cap Growth Portfolio returned 28.67%.

It is managed by Neuberger Berman Management to seek capital growth. Normally, at least 80% of its assets are invested in companies with market capitalization (a measure of company size) within the range of the Russell Midcap® Index.

The Russell Midcap Growth Index finished the year up 26.38% with all the gains in the last third of the year. The year 2010 was a return to normality for midcap stocks, with fundamentals being rewarded. Earnings throughout the year were strong but the added emphasis on promoting growth fueled investor confidence.

Portfolio performance was good in all sectors except consumer discretionary, with the largest contributions from the technology, energy, and industrials sectors. Stock selection within sectors provided most of the benefit, with sector weightings having modest impacts, both positive and negative. Technology companies with continuing growth, as well as those responsive to the economic cycle are performing well. Industrial stocks also had a very solid fourth quarter and year as direct beneficiaries of resumed economic growth. Improving revenues coupled with cost cutting led to outsized profit gains and a broad-based market rally. The energy sector finished the year strong despite the Gulf of Mexico oil well blowout and disappointing natural gas prices.

The underperformance in the consumer discretionary sector was primarily due to holdings of for-profit education companies, which faced new regulatory threats that created significant uncertainty even in the face of good operational performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell MidCap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Neuberger Berman Small-Cap Growth Portfolio Subadvised by: Neuberger Berman Management LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	20.27%	1.62%	-0.78%
Russell 2000® Growth Index	29.09	5.30	3.78
Russell 2000® Index	26.85	4.47	6.33

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Neuberger Berman Small-Cap Growth Portfolio returned 20.27%.

The Portfolio is managed by Neuberger Berman Management to seek maximum growth of capital from a portfolio primarily of growth stocks of smaller companies.

The Russell 2000® Growth Index ended the year on a strong note, posting a solid 29.09% gain. The year 2010 was volatile, with three distinct periods. The index rose during the first few months, continuing 2009 trends, and then gave back these gains in the late spring and summer as concern over the weakening euro and foreign government debt weighed heavily on our domestic markets. In August, Federal Reserve policies re-ignited the markets. Moreover, Republican gains in the November elections resulted in a more neutral federal regulatory stance and the extension of Bush-era tax cuts.

The Portfolio’s tilt toward larger and less volatile companies was not favored by the markets, which were dominated by stocks of lower quality. Neuberger Berman had expected 2010 to look more like 2004: higher-quality growth strategies such as theirs typically perform well in the second year of an economic recovery. However, the steep 2008 bear market and continuing lower interest rates led to an extended rally in lower quality equities.

Outperformance of the Index in the healthcare, energy, and consumer staples sectors was offset by underperformance in the consumer discretionary and technology sectors, two of the three largest. The consumer discretionary sector was held down by education holdings, which suffered from intense regulatory scrutiny. Some of the Portfolio’s other positions were hurt by various performance issues. The third large sector in the Index is healthcare, where the Portfolio benefited from the take-over of two of its holdings. In energy, the Portfolio’s emphasis on onshore oil firms with rising production paid off, while a couple of high-growth consumer staples positions appreciated nicely.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Neuberger Berman/LSV Mid-Cap Value Portfolio Subadvised by: LSV Asset Management, Neuberger Berman Management LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	23.43%	2.75%	6.43%
Russell MidCap® Value Index	24.75	4.08	8.07
S&P MidCap 400 Index	26.64	5.73	7.16

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio returned 23.43%.

The Portfolio is invested by two managers operating independently, both with the objective of capital growth. Both buy stocks primarily in the capitalization (size) range of the Russell Midcap® Value Index (the Index). Neuberger Berman Management looks for well-managed companies whose stock prices are undervalued. LSV Asset Management uses a quantitative investment model to make investment decisions.

The year 2010 was generally good for investors, although most of the benefit came in a streak from the beginning of September to year-end. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies, and growth stocks outperformed value stocks (albeit modestly). The Russell Midcap Value Index was up 24.75% for the year.

Stock selection within sectors had an overall negative impact on the Portfolio’s performance relative to its benchmark, particularly in the energy, food, and real estate investment trust (REIT) sectors. The Index also benefited from strong coal stocks that the Portfolio did not hold. The Portfolio’s relative performance was enhanced by its selections in the industrials, materials, and consumer discretionary sectors.

Sector weightings contributed positively to relative performance. Underweights in financials and industrials and an overweight in consumer cyclicals were especially additive to results. However, an underweight in consumer services offset some of the benefit.

This multi-managed strategy tends to be more sensitive to movements in the broad market than the Index, which tends to help relative performance during broadly rising markets such as 2010. However, overexposure to particularly volatile stocks held back performance, as did an emphasis on stocks with higher earnings yields as growth stocks slightly outperformed value stocks over the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Preservation Asset Allocation Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	Since Inception
Portfolio	10.57%	4.64%	4.67%
Blended Index	10.05	5.17	5.29
S&P 500 Index	15.08	2.29	2.26

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST Preservation Asset Allocation Portfolio returned 10.57%.

The Portfolio is a fund of funds. It aims to achieve the highest potential return consistent with a specified level of risk tolerance by investing in a diversified group of underlying portfolios. The level of risk tolerance determines a performance target of blended indexes (the Index). The asset allocation strategy is determined by Prudential Investments, LLC and Quantitative Management Associates LLC (QMA), with the latter responsible for any tactical changes in allocation.

The Portfolio seeks to outperform a blended index (defined below), which returned 10.05% in 2010. The year 2010 was generally good for investors, although most of the benefit came in a streak from the beginning of September to year-end. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks (albeit modestly). Aside from the Nordic countries (which had high returns), developed country stocks outside the United States were weakly positive because of these countries’ weak economies, while emerging markets stocks performed more strongly. This continued the theme of more volatile asset classes performing better. Consumer discretionary stocks led the U.S. market, followed by industrials. Interest rates declined further under pressure from the Federal Reserve. This pushed up the prices of bonds already issued, leading to strong total returns (interest income plus price changes).

AST PIMCO Total Return Bond Portfolio and AST International Growth Portfolio were among the top contributors to relative results. Other positive contributors included AST Western Asset Core Plus Bond Portfolio, AST International Value Portfolio, and AST Marsico Capital Growth Portfolio.

Tactical (short-term) asset allocation also had a positive impact on performance over the course of the year. An overweight in stocks versus bonds detracted slightly from performance during the first half of the year, but helped during the second half, as did an overweight to growth versus value within both domestic and international equities. Non-benchmark allocations to high yield bonds, emerging markets equity, and natural resources stocks significantly improved performance relative to the benchmark.

The Portfolio uses a fund of funds structure that is managed with an active overlay segment managed by QMA that uses derivatives to vary market exposure. This segment serves the function of managing cash flows and providing liquidity for the Portfolio. Index futures (a form of derivative) are used to provide this liquidity.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (28%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Capital U.S. Aggregate Bond Index (65%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Schroders Multi-Asset World Strategies Portfolio Subadvised by: Schroders Investment Management North America, Inc., Schroders Investment Management North America Ltd.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	11.81%	3.50%	3.41%
Blended Index	9.04	3.55	3.20
MSCI World Index (GD)	12.34	2.99	2.82

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Schroders Multi-Asset World Strategies Portfolio returned 11.81%.

Schroders Investment Management North America Inc. and Schroders Investment Management North America Limited manage the Portfolio for long-term capital appreciation through a flexible global asset allocation approach. It invests in both traditional asset classes (stocks and bonds) and alternative asset classes such as commodities, currencies, private equity, emerging market debt and absolute return strategies.

2010 was a positive year for investors underpinned by an industrial recovery led by the emerging markets although European equity markets were affected by concerns over the survival of the euro. Emerging markets stocks performed strongly and saw their currencies appreciate. Commodity prices were driven by the growth in emerging markets. U.S. equities were led up by consumer discretionary stocks followed by industrials. Over the year US interest rates declined further in response to quantitative easing leading to further gains for government bonds. However, in the final quarter concerns over inflation resulted in a sharp rise in bond yields. The Portfolio seeks to outperform a blended index (defined below) that was up 9.04% for the year.

The Portfolio’s core global equity holdings performed very strongly over the year. These are two unconstrained but highly diversified portfolios, investing globally in stocks that are either good value or which are issued by quality companies that have strong balance sheets and stable profitability. Although both strategies outperformed equities over the year, quality, which is the larger of the two holdings, outperformed value. Performance was well distributed across all sectors, coming primarily from stock selection within sectors rather than sector weightings.

Schroders uses currency exposures both to reduce risk and to enhance returns. For example, there was a short position in the euro to hedge the portfolio returns against the risk of a break-up in the euro zone. This hedge was most significant in the second quarter when fears over Greek solvency peaked. This was achieved by selling the euro using currency forwards to lock in a rate against safe-haven currencies such as the dollar. This had a positive impact on performance as the euro weakened vs. the U.S. dollar by nearly 7% during 2010. The Portfolio also had positive exposure to Asian currencies, since the managers believed that their strong growth would cause them to appreciate to contain inflationary pressures. This exposure was obtained by buying forward contracts in Asian currencies such as the Singapore dollar, Malaysian ringgit, and Korean won, in addition to holding equities and bonds denominated in these currencies. The currencies were up approximately 5% to 10% vs. the U.S. dollar during 2010, which contributed to performance. The Portfolio held a position in gold to benefit from demand by investors as protection in the event of a collapse in confidence in paper-based currencies. Gold hit new highs at the year end. The PIMCO Commodity Real Return Fund performed well, aided by the active management of its bond portfolio and its more broadly-based commodity index.

On the negative side, the high yield bond funds outperformed equities but underperformed their benchmarks, while the PIMCO Emerging Local Bond Fund ended the year behind equities. The Portfolio manager decreased exposure to both of these asset classes over the final quarter. The manager partially hedged the corporate bond portfolio’s exposure to changes in interest rates. This was unprofitable over the full year, but performed strongly in the fourth quarter as interest rates rose with fears of inflation. Although U.S. small and mid-cap stocks performed strongly as the chance of a double dip recession in the United States receded, the fund underperformed its benchmark due to a high cash holding and an underweight in consumer stocks.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of MSCI World (GD) (70%), BofA Merrill Lynch 3 Month LIBOR (London Interbank Offered Rate) (30%), the average interest rate charged when banks in the London interbank market borrow unsecured funds from each other. MSCI (Morgan Stanley Capital International) World Index (GD) is an unmanaged, capitalization-weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Small-Cap Growth Portfolio Subadvised by: Eagle Asset Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	36.42%	7.46%	1.89%
Russell 2000® Growth Index	29.09	5.30	3.78
Russell 2000® Index	26.85	4.47	6.33

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Small-Cap Growth Portfolio returned 36.42%.

Eagle Asset Management, Inc. manages the Portfolio for long-term growth of capital by investing in common stocks of small companies that it believes have potential for significant earnings growth.

The U.S. stock market posted a gain for the first quarter of 2010, then pulled back in the spring after a sovereign-debt crisis in Europe worsened and the U.S. economy faced the threat of another recession brought on by weak housing and job markets. However, efforts by some key governments and central banks to keep their economies and financial markets afloat helped push broad stock market indexes past the pullback and into positive territory for the second year in a row. In the United States, stocks also received a dramatic boost in December in reaction to a robust shopping season, the extension of the President Bush-era tax cuts, and a 2.0% cut in payroll taxes. For the year, small-cap growth stocks outperformed mid- and large-cap stocks across all investment styles (growth and value) as measured by the Russell U.S. indexes.

The Portfolio significantly outperformed the Russell 2000 Growth Index (the Index) in 2010, a year in which both posted gains across all sectors of the stock market. The Portfolio gained more than the Index in energy, consumer discretionary, information technology, and materials, which were the sectors that scored the strongest returns in the Index. Yet, typical of its investment style, the Portfolio’s performance was driven primarily by stock selection rather than sector allocation.

The Portfolio’s strongest gains were in shares of three technology firms. Riverbed Technology, a leader in hardware and software appliances whose products reduce network bandwidth costs, was the largest contributor. The stock benefited from the company’s high growth rate and strong competitive position in 2010. Rovi, a provider of guides for set-top boxes which allow televisions to interface with the Internet, appreciated due to a patent license agreement with an important new player in TV platforms. The third largest contributor TIBCO Software, a provider of enterprise middleware software, appreciated from a combination of strong results and rumors of a potential acquisition.

The Portfolio’s weakest performers were FormFactor, a supplier of testing equipment for computer memory, which experienced several execution missteps, and Compellent Technologies, a data storage company, which disappointed after revenue growth slowed and operating expenses increased. Both stocks were subsequently sold at a loss. An independent clinical laboratory, Genoptix, was the Portfolio’s third weakest performer, but it held on to that stock, which regained some ground in the fourth quarter. From the perspective of sector allocation, the Portfolio turned in its weakest relative performance in financials and industrials, gaining less than the Index in both sectors.

The Portfolio no longer holds positions in FormFactor and Compellent Technologies.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Small-Cap Value Portfolio Subadvised by: ClearBridge Advisors LLC, J.P. Morgan Investment Management, Inc., Lee Munder Investments, Ltd.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	25.99%	4.97%	7.61%
Russell 2000® Value Index	24.50	3.52	8.42
Russell 2000® Index	26.85	4.47	6.33

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Small Cap Value Portfolio returned 25.99%.

The Portfolio aims at long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. Portions are invested by J.P. Morgan Investment Management, Inc., Lee Munder Capital Group, LLC, and ClearBridge Advisors, LLC.

The year was generally good for investors, although most of the benefit came in a streak from the beginning of September to year-end. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks (albeit modestly). The broad U.S. equity market, as measured by the S&P 500 Index, returned about 15%, while the Russell 2000 Value® Index returned 24.50% over the year. The market was predominantly driven by broad economic concerns, particularly for value stocks. The materials, industrials, and consumer discretionary sectors of the Russell 2000 Value Index returned more than 30%, while only the small telecommunications services sector was in single digits.

Overall sector positioning improved the Portfolio’s performance relative to its benchmark. An underweight in the financial sector and an overweight in industrials contributed, while an overweight in basic materials detracted slightly from performance. The Portfolio’s style attributes, especially underexposures to more volatile stocks, proved beneficial. On the negative side, the Portfolio’s overexposure to the largest capitalization stocks within the Index hurt its relative returns. Certain individual stocks in the property and casualty insurance, construction and real property, and clothing stores industries added to the Portfolio’s performance, while positions in the semiconductor industry were a drag on results.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Asset Allocation Portfolio Subadvised by: T. Rowe Price Associates, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	11.53%	4.17%	4.27%
Blended Index	12.17	3.99	3.54
S&P 500 Index	15.08	2.29	1.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the 12-month period ended December 31, 2010, the AST T. Rowe Price Asset Allocation Portfolio returned 11.53%.

The Portfolio seeks a high level of total return by investing in a diversified portfolio of U.S. and international stocks along with fixed income securities, in a ratio of about 60% equities and 40% bonds.

The year was generally good for investors. Against a backdrop of healthy earnings, fortified balance sheets, and low borrowing costs for corporations, major U.S. stock market indexes rose strongly in 2010, capping a second consecutive year of solid gains. As is often the case early in an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks in the U.S. market. Consumer discretionary stocks led the U.S. market, followed by industrials.

A low interest-rate environment prevailed in the United States as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March. It then began to reinvest their principal payments back into U.S. Treasury securities in August to keep downward pressure on rates. In November, the Fed began to implement a program to buy an additional $600 billion of Treasury securities. Yet the largest gains in the U.S. bond market for 2010 were in riskier types of bonds that provided more attractive yields, including commercial mortgage-backed securities (made from loans on properties such as hotels) and high yield corporate “junk” bonds, which are rated below investment grade.

The Portfolio underperformed its benchmark, the blended index, which gained 12.17% for the year. Tactical allocations (short-term changes) in asset allocation slightly detracted from the Portfolio’s performance relative to its benchmark, while security selection and out-of-benchmark inclusion of diversifying sectors helped. A tactical overweight to stocks versus bonds boosted relative returns, but wasn’t enough to offset an emphasis on stocks of large-cap companies over small-caps. The non-U.S. equity, U.S. small-cap stocks, and investment-grade bond segments of the Portfolio outperformed their respective target indexes. In the latter, commercial mortgage-backed securities produced very strong gains as investors sought a yield advantage in the generally low-rate environment.

Diversification through investing in out-of-benchmark sectors was included in both stock and bond allocations. Some, such as small-cap stocks and high-yield corporate bonds, boosted the Portfolio’s performance versus the blended index. High yield bonds significantly outperformed investment-grade issues. However, out-of-benchmark inclusion of non-U.S. stocks detracted from the Portfolio’s relative performance. The inclusion of emerging market bonds was beneficial, as they outperformed the Barclays Capital U.S. Government/Credit Index in 2010.

The Portfolio utilized currency forward contracts, a type of derivative instrument, to hedge non-US dollar exposure in its underlying emerging market bond and core investment-grade bond portfolios. The exposure to derivatives did not have a material impact on the Portfolio’s performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of S&P 500 Index (60%), and Barclays Capital U.S. Government/Credit Index (40%), an unmanaged, market-weighted index, comprised of government and investment grade corporate debt instruments with maturities of one year or greater. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Large-Cap Growth Portfolio Subadvised by: T. Rowe Price Associates, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	15.81%	3.84%	0.79%
Russell 1000® Growth Index	16.71	3.75	0.02
S&P 500 Index	15.08	2.29	1.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST T. Rowe Price Large Cap Growth Portfolio returned 15.81%.

The Portfolio seeks long-term growth of capital by investing predominantly in the common stocks of large, well-established companies in the United States with solid fundamentals and potential for above-average earnings growth.

The year was generally good for investors, although most of the gains in the U.S. equity market came in a streak from the beginning of September through year-end. As is often the case early in an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks in the U.S. market. The broad stock market, as measured by the S&P 500 Index, capped 2010 with a better than 6% gain in December, lifting its return for the year above 15%, while the Russell 1000 Growth Index (the Index) gained 16.71%. Cyclical stocks led returns, as investors focused on shares of companies that benefit most from strong economic growth in and consequent demand from emerging market countries. Eight sectors of the Index scored double-digit gains, healthcare scored a single-digit gain, and utilities posted a loss for the year.

The Portfolio lagged the Index in 2010, primarily reflecting security selection in the financials sector, while information technology and consumer discretionary holdings boosted its relative performance. The Portfolio’s position in Goldman Sachs, a major investment bank, was a key detractor, as the firm faced charges from the Securities and Exchange Commission (SEC). Positions in several large commercial banks also accounted for the underperformance in financials. These firms currently face regulatory hurdles as well as an unfavorable interest-rate environment. T. Rowe Price reduced its exposure to the sector in 2010.

The Portfolio benefited from its strong selection in the information technology sector, including Juniper Networks, a network infrastructure company with improving global revenue, and Baidu, a Chinese search engine firm that benefited from Google’s departure from China. It also benefited from holding shares of Apple, a computer and consumer electronics company experiencing huge sales growth in several major product lines.

An overweight in the stock market-leading consumer discretionary sector also aided the Portfolio’s performance relative to the Index. Its holdings included Marriott, a major hotel chain, and Amazon.com, a leading internet retailer that is benefiting from its electronic book reader.

The Portfolio no longer holds a position in Goldman Sachs.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged capitalization-weighted measure of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Value Portfolio Subadvised by: BlackRock Investment Management, LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	12.44%	0.53%	3.00%
Russell 1000® Value Index	15.51	1.28	3.26
S&P 500 Index	15.08	2.29	1.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Value Portfolio returned 12.44%.

The Portfolio is managed for maximum capital growth. Deutsche Investment Management Americas, Inc. managed it through mid-July 2010, and then was replaced with BlackRock Investment Management, LLC (BlackRock). With the manager transition, the Portfolio now uses a pure fundamental strategy.

The year 2010 was generally good for investors, although most of the benefit came in a streak from the beginning of September to year-end. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks (albeit modestly). Aside from the Nordic countries (which had high returns), developed country stocks outside the United States were weakly positive because of these countries’ weak economies, while emerging markets stocks performed more strongly. This continued the theme of more volatile asset classes performing better. The Index was up 15.51%, led by its consumer discretionary, industrials, materials, and energy sectors. Only the healthcare and utilities sectors were in single digits, and both were positive.

The Portfolio underperformed the Index largely because of poor asset selection, especially within the technology, energy, and consumer non-cyclical sectors. It was helped by an overweight compared to the Index in companies with smaller market capitalizations. An overweight in the technology sector helped results, but was offset to some extent by an underweight in energy. The Portfolio’s emphasis on more volatile stocks also added to its performance.

Since assuming management responsibility, BlackRock’s performance was in line with the Index.

The Portfolio held stock index futures, which had no significant impact on the Portfolio’s performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any investment management expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2010

AST Academic Strategies Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Parametric Emerging Markets Equity Portfolio	7.3%
AST International Value Portfolio	7.0%
AST International Growth Portfolio	6.1%
AST High Yield Portfolio	5.5%
AST Global Real Estate Portfolio	4.6%

AST Advanced Strategies
Five Largest Holdings	(% of Net Assets	)
iShares Barclays Aggregate Bond Fund	1.7%
Federal National Mortgage Assoc. 4.00%, TBA	1.5%
U.S. Treasury Inflationary Indexed Bonds, TIPS 1.25%, 07/15/20	1.3%
iShares MSCI EAFE Index Fund	1.2%
Federal National Mortgage Assoc. 4.00%, TBA	1.1%

AST Aggressive Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Large-Cap Value Portfolio	19.2%
AST Goldman Sachs Concentrated Growth Portfolio	9.1%
AST MFS Growth Portfolio	9.1%
AST International Value Portfolio	8.8%
AST International Growth Portfolio	8.7%

AST AllianceBernstein Core Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	3.6%
Wells Fargo & Co.	3.4%
Johnson & Johnson	3.2%
Pfizer, Inc.	3.2%
AT&T, Inc.	2.6%

AST AllianceBernstein Growth & Income
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	4.2%
Chevron Corp.	3.8%
Amgen, Inc.	3.3%
Comcast Corp. (Class A Stock)	3.1%
Exxon Mobil Corp.	2.9%

AST American Century Income & Growth
Five Largest Holdings	(% of Net Assets	)
Exxon Mobil Corp.	2.7%
Microsoft Corp.	2.5%
JPMorgan Chase & Co.	2.3%
Chevron Corp.	2.2%
International Business Machines Corp.	2.2%

AST Balanced Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST PIMCO Total Return Bond Portfolio	21.9%
AST Large-Cap Value Portfolio	11.5%
AST Western Asset Core Plus Bond Portfolio	9.4%
AST MFS Growth Portfolio	5.6%
AST Goldman Sachs Concentrated Growth Portfolio	5.6%

AST Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Large-Cap Value Portfolio	14.1%
AST PIMCO Total Return Bond Portfolio	12.5%
AST Goldman Sachs Concentrated Growth Portfolio	7.0%
AST MFS Growth Portfolio	6.9%
AST International Value Portfolio	6.7%

AST CLS Growth Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST International Growth Portfolio	14.5%
AST Money Market Portfolio	14.4%
AST Large-Cap Value Portfolio	10.5%
AST PIMCO Total Return Bond Portfolio	7.0%
AST MFS Growth Portfolio	5.0%

AST CLS Moderate Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Money Market Portfolio	24.1%
AST PIMCO Total Return Bond Portfolio	14.0%
AST International Growth Portfolio	9.8%
AST Large-Cap Value Portfolio	7.1%
AST Western Asset Core Plus Bond Portfolio	6.0%

AST Federated Aggressive Growth
Five Largest Holdings	(% of Net Assets	)
CETIP SA—Balcao Organizado de Ativos e Derivativos (Brazil)	3.5%
Dynavax Technologies Corp.	3.4%
Warner Chilcott PLC (Class A Stock) (Ireland)	2.4%
US Airways Group, Inc.	2.1%
Cubist Pharmaceuticals, Inc.	1.6%

AST FI Pyramis® Asset Allocation
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 1.00%, 10/31/11	3.8%
U.S. Treasury Notes 0.50%, 11/15/13	3.7%
Federal National Mortgage Assoc. 5.50%, TBA	1.6%
Federal National Mortgage Assoc. 5.00%, TBA	1.5%
U.S. Treasury Notes 3.125%, 04/30/17	1.5%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2010

AST First Trust Balanced Target
Five Largest Holdings	(% of Net Assets	)
F5 Networks, Inc.	2.1%
NetFlix, Inc.	1.9%
priceline.com, Inc.	1.7%
Cognizant Technology Solutions Corp. (Class A Stock)	1.4%
CNOOC Ltd. (Hong Kong)	1.3%

AST First Trust Capital Appreciation Target
Five Largest Holdings	(% of Net Assets	)
li lillyepriceline.com, Inc.	3.7%
Cognizant Technology Solutions Corp. (Class A Stock)	3.2%
F5 Networks, Inc.	2.7%
NetFlix, Inc.	2.4%
NII Holdings, Inc.	2.2%

AST Goldman Sachs Concentrated Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	6.6%
Schlumberger Ltd. (Netherlands Antilles)	5.8%
QUALCOMM, Inc.	5.3%
American Tower Corp. (Class A Stock)	4.5%
CME Group, Inc.	4.2%

AST Goldman Sachs Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
St. Jude Medical, Inc.	2.6%
Global Payments, Inc.	2.5%
Xilinx, Inc.	2.4%
SBA Communications Corp. (Class A Stock)	2.4%
Cameron International Corp.	2.2%

AST Goldman Sachs Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
iShares Russell 2000 Value Index Fund	2.0%
El Paso Electric Co.	1.8%
American Campus Communities, Inc.	1.3%
Rosetta Resources, Inc.	1.1%
National Retail Properties, Inc.	1.1%

AST Horizon Growth Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Large-Cap Value Portfolio	15.4%
AST Money Market Portfolio	12.5%
AST PIMCO Total Return Bond Portfolio	9.5%
AST Value Portfolio	6.4%
AST International Growth Portfolio	5.8%

AST Horizon Moderate Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST PIMCO Total Return Bond Portfolio	19.6%
AST Money Market Portfolio	15.6%
AST Large-Cap Value Portfolio	10.4%
AST Western Asset Core Plus Bond Portfolio	8.4%
AST International Growth Portfolio	5.6%

AST Investment Grade Bond
Allocation	(% of Net Assets	)
Corporate Bonds	56.3%
Commercial Mortgage-Backed Securities	15.2%
Asset-Backed Securities	12.7%
U.S. Treasury Obligations	4.7%
Municipal Bonds	3.4%

AST Jennison Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	5.1%
Amazon.com, Inc.	4.5%
International Business Machines Corp.	3.3%
Schlumberger Ltd.	3.1%
Google, Inc. (Class A Stock)	2.8%

AST Jennison Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
CA, Inc.	3.0%
Flextronics International Ltd.	2.5%
Comcast Corp. (Class A Stock)	2.5%
Liberty Global, Inc., Ser. C	2.4%
Lear Corp.	2.4%

AST JPMorgan Strategic Opportunities
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 3.00%, 09/30/16	1.8%
U.S. Treasury Notes 0.875%, 01/31/11	1.8%
U.S. Treasury Notes 2.375%, 02/28/15	1.1%
Apple, Inc.	1.0%
U.S. Treasury Notes 8.125%, 08/15/19	0.8%

AST Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Wells Fargo & Co.	3.4%
JPMorgan Chase & Co.	3.2%
ConocoPhillips	3.1%
Pfizer, Inc.	2.3%
Bank of America Corp.	2.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2010

AST Marsico Capital Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	5.5%
Dow Chemical Co. (The)	4.7%
Union Pacific Corp.	4.2%
Amazon.com, Inc.	4.2%
Monsanto Co.	3.9%

AST MFS Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	5.8%
Oracle Corp.	3.3%
Google, Inc. (Class A Stock)	3.2%
Danaher Corp.	3.1%
EMC Corp.	2.3%

AST Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
Beckman Coulter, Inc.	2.8%
BorgWarner, Inc.	2.7%
Cummins, Inc.	2.3%
Computer Sciences Corp.	2.1%
Lincoln National Corp.	2.1%

AST Neuberger Berman Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Concho Resources, Inc.	1.9%
SBA Communications Corp. (Class A Stock)	1.9%
Stericycle, Inc.	1.8%
Rovi Corp.	1.8%
Alexion Pharmaceuticals, Inc.	1.6%

AST Neuberger Berman Small-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Ultimate Software Group, Inc.	2.9%
HEICO Corp.	2.5%
IPC The Hospitalist Co., Inc.	2.1%
Gaylord Entertainment Co.	2.0%
Sirona Dental Systems, Inc.	1.9%

AST Neuberger Berman/LSV Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
Whirlpool Corp.	1.4%
CMS Energy Corp.	1.2%
Autoliv, Inc. (Sweden)	1.2%
StanCorp Financial Group, Inc.	1.1%
Ameriprise Financial, Inc.	1.0%

AST Preservation Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST PIMCO Total Return Bond Portfolio	38.1%
AST Western Asset Core Plus Bond Portfolio	16.4%
AST Large-Cap Value Portfolio	6.8%
AST High Yield Portfolio	4.0%
AST Goldman Sachs Concentrated Growth Portfolio	3.3%

AST Schroders Multi-Asset World Strategies
Five Largest Holdings	(% of Net Assets	)
Goldman Sachs High Yield Fund	5.4%
PIMCO Commodity RealReturn Strategy Fund	5.2%
iShares Gold Trust	2.7%
PIMCO Emerging Local Bond Fund	2.3%
PIMCO Developing Local Markets Fund	2.3%

AST Small-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Lufkin Industries, Inc.	3.1%
Genesco, Inc.	2.9%
Rovi Corp.	2.7%
Vitamin Shoppe, Inc.	2.4%
WABCO Holdings, Inc.	2.2%

AST Small Cap Value
Five Largest Holdings	(% of Net Assets	)
iShares Russell 2000 Value Index Fund	1.2%
Lawson Software, Inc.	0.9%
Signature Bank	0.9%
IBERIABANK Corp.	0.8%
Meadowbrook Insurance Group, Inc.	0.7%

AST T. Rowe Price Asset Allocation
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 1.00%, 08/31/11	1.6%
Exxon Mobil Corp.	1.6%
U.S. Treasury Notes 2.25%, 05/31/14	1.4%
Apple, Inc.	1.3%
Microsoft Corp.	1.2%

AST T. Rowe Price Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	6.3%
Google, Inc. (Class A Stock)	5.4%
Amazon.com, Inc.	4.3%
QUALCOMM, Inc.	3.3%
Schlumberger Ltd. (Netherlands)	3.3%

AST Value
Five Largest Holdings	(% of Net Assets	)
General Electric Co.	3.0%
Verizon Communications, Inc.	1.9%
JPMorgan Chase & Co.	1.7%
Sprint Nextel Corp.	1.5%
Exxon Mobil Corp.	1.5%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2010

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Academic Strategies Asset Allocation	Actual	$1,000.00	$1,153.30	1.37%	$7.44
	Hypothetical	$1,000.00	$1,018.30	1.37%	$6.97
AST Advanced Strategies	Actual	$1,000.00	$1,171.50	1.00%	$5.47
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST Aggressive Asset Allocation	Actual	$1,000.00	$1,247.00	1.18%	$6.68
	Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01
AST AllianceBernstein Core Value	Actual	$1,000.00	$1,214.00	0.88%	$4.91
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
AST AllianceBernstein Growth & Income	Actual	$1,000.00	$1,225.40	0.87%	$4.88
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
AST American Century Income & Growth	Actual	$1,000.00	$1,217.40	0.90%	$5.03
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58
AST Balanced Asset Allocation	Actual	$1,000.00	$1,156.10	1.03%	$5.60
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
AST Capital Growth Asset Allocation	Actual	$1,000.00	$1,191.80	1.07%	$5.91
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45
AST CLS Growth Asset Allocation	Actual	$1,000.00	$1,198.00	1.08%	$5.98
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
AST CLS Moderate Asset Allocation	Actual	$1,000.00	$1,148.80	0.98%	$5.31
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
AST Federated Aggressive Growth	Actual	$1,000.00	$1,336.20	1.11%	$6.54
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65
AST FI Pyramis® Asset Allocation	Actual	$1,000.00	$1,200.70	1.46%	$8.10
	Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43
AST First Trust Balanced Target	Actual	$1,000.00	$1,177.30	0.93%	$5.10
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2010

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST First Trust Capital Appreciation Target	Actual	$1,000.00	$1,256.00	0.91%	$5.17
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63
AST Goldman Sachs Concentrated Growth	Actual	$1,000.00	$1,221.40	1.01%	$5.66
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
AST Goldman Sachs Mid-Cap Growth	Actual	$1,000.00	$1,259.30	1.14%	$6.49
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80
AST Goldman Sachs Small-Cap Value	Actual	$1,000.00	$1,268.50	1.17%	$6.69
	Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96
AST Horizon Growth Asset Allocation	Actual	$1,000.00	$1,186.40	1.17%	$6.45
	Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96
AST Horizon Moderate Asset Allocation	Actual	$1,000.00	$1,139.30	1.09%	$5.88
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55
AST Investment Grade Bond	Actual	$1,000.00	$1,022.50	0.77%	$3.93
	Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92
AST Jennison Large-Cap Growth	Actual	$1,000.00	$1,244.90	1.02%	$5.77
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19
AST Jennison Large-Cap Value	Actual	$1,000.00	$1,219.20	0.87%	$4.87
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
AST JPMorgan Strategic Opportunities	Actual	$1,000.00	$1,111.30	1.29%	$6.86
	Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
AST Large-Cap Value	Actual	$1,000.00	$1,214.20	0.84%	$4.69
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
AST Marsico Capital Growth	Actual	$1,000.00	$1,298.90	0.93%	$5.39
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST MFS Growth	Actual	$1,000.00	$1,234.60	1.01%	$5.69
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
AST Mid-Cap Value	Actual	$1,000.00	$1,242.70	1.10%	$6.22
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60
AST Money Market	Actual	$1,000.00	$1,000.10	0.27%	$1.36
	Hypothetical	$1,000.00	$1,023.84	0.27%	$1.38
AST Neuberger Berman Mid-Cap Growth	Actual	$1,000.00	$1,288.30	1.03%	$5.94
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
AST Neuberger Berman Small-Cap Growth	Actual	$1,000.00	$1,273.50	1.11%	$6.36
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65
AST Neuberger Berman/ LSV Mid-Cap Value	Actual	$1,000.00	$1,273.30	1.04%	$5.96
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
AST Preservation Asset Allocation	Actual	$1,000.00	$1,100.20	0.99%	$5.24
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
AST Schroders Multi-Asset World Strategies	Actual	$1,000.00	$1,160.20	1.39%	$7.57
	Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07
AST Small-Cap Growth	Actual	$1,000.00	$1,360.00	1.03%	$6.13
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
AST Small-Cap Value	Actual	$1,000.00	$1,279.00	1.03%	$5.92
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
AST T. Rowe Price Asset Allocation	Actual	$1,000.00	$1,157.50	0.95%	$5.17
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2010

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST T. Rowe Price Large-Cap Growth	Actual	$1,000.00	$1,277.60	1.00%	$5.74
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST Value	Actual	$1,000.00	$1,223.00	0.96%	$5.38
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2010, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 86.2%
	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS(w) — 60.8%
AST Cohen & Steers Realty Portfolio	47,640,523	$290,607,189
AST Federated Aggressive Growth Portfolio	320,455	2,967,410
AST Global Real Estate Portfolio	37,457,845	304,532,277
AST Goldman Sachs Concentrated Growth Portfolio	3,380,953	92,502,886
AST Goldman Sachs Mid-Cap Growth Portfolio*	15,591,519	84,817,863
AST High Yield Portfolio	49,186,481	365,455,556
AST International Growth Portfolio	35,140,180	405,166,272
AST International Value Portfolio	29,905,785	468,922,709
AST Jennison Large-Cap Growth Portfolio*	4,537,966	54,909,389
AST Jennison Large-Cap Value Portfolio	4,036,228	48,273,285
AST Large-Cap Value Portfolio	14,871,833	198,092,822
AST Marsico Capital Growth Portfolio	3,906,841	75,558,301
AST MFS Growth Portfolio	9,576,855	92,225,109
AST Mid-Cap Value Portfolio	8,893,630	106,101,011
AST Money Market Portfolio	125,875	125,875
AST Neuberger Berman Mid-Cap Growth Portfolio*	4,075,664	87,056,179
AST Parametric Emerging Markets Equity Portfolio	49,350,277	489,554,746
AST PIMCO Limited Maturity Bond Portfolio	64,605	683,520
AST PIMCO Total Return Bond Portfolio	21,171,202	257,441,813
AST QMA US Equity Alpha Portfolio	16,920,146	190,182,444
AST Small-Cap Growth Portfolio	183,060	3,734,425
AST Small-Cap Value Portfolio	10,734,432	145,666,247
AST T. Rowe Price Large-Cap Growth Portfolio*	4,513,821	55,881,108
AST T. Rowe Price Natural Resources Portfolio	2,225,872	50,260,183
AST Value Portfolio	9,572,432	82,418,640
AST Western Asset Core Plus Bond Portfolio	10,550,432	110,885,043
Prudential Jennison Market Neutral Fund*	280,843	2,774,724

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,359,631,327)		4,066,797,026

COMMON STOCKS — 6.7%
Advertising
Valuevision Media, Inc., (Class A Stock)*	7,985	48,788

Aerospace & Defense
Alliant Techsystems, Inc.*	2,500	186,075
BE Aerospace, Inc.*	1,100	40,733
Cubic Corp.	4,500	212,175
GenCorp, Inc.*	8,400	43,428
General Dynamics Corp.	4,300	305,128
HEICO Corp.	1,750	89,303
HEICO Corp. (Class A Stock)	19,329	721,358
Herley Industries, Inc.*	4,500	77,940
ITT Corp.	1,500	78,165

COMMON STOCKS (continued)	Shares	Value (Note 2)

Aerospace & Defense (cont’d.)
L-3 Communications Holdings, Inc.	1,800	$126,882
LMI Aerospace, Inc.*	1,100	17,589
Northrop Grumman Corp.	6,200	401,636
Raytheon Co.	9,000	417,060
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	8,100	168,561

		2,886,033

Agriculture
Universal Corp.*	325	327,925

Air Freight & Logistics — 0.2%
Air Transport Services Group, Inc.*	7,000	55,300
Atlas Air Worldwide Holdings, Inc.*	2,700	150,741
C.H. Robinson Worldwide, Inc.	76,727	6,152,738
FedEx Corp.	2,200	204,622
HUB Group, Inc. (Class A Stock)*	52,809	1,855,708
United Parcel Service, Inc. (Class B Stock)	61,081	4,433,259

		12,852,368

Airlines
AirTran Holdings, Inc.*	99,984	738,882
Alaska Air Group, Inc.*	3,200	181,408
Delta Air Lines, Inc.*	30,500	384,300

		1,304,590

Auto Components
Exide Technologies*	5,200	48,932
Federal-Mogul Corp.*	1,700	35,105
Johnson Controls, Inc.	4,600	175,720
Superior Industries International, Inc.	5,900	125,198
TRW Automotive Holdings Corp.*	9,400	495,380

		880,335

Auto Parts & Equipment
Fuel Systems Solutions, Inc.*	2,349	69,014

Automobile Manufacturers
Kandi Technologies Corp.*	41,790	220,233

Automobiles
Thor Industries, Inc.	6,600	224,136
Winnebago Industries, Inc.*	6,400	97,280

		321,416

Beverages
Dr. Pepper Snapple Group, Inc.	600	21,096
SkyPeople Fruit Juice, Inc.*	19,967	92,447

		113,543

Biotechnology
Amgen, Inc.*	600	32,940
Biogen Idec, Inc.*	3,200	214,560
Celgene Corp.*	7,700	455,378
Emergent Biosolutions, Inc.*	3,400	79,764
Genzyme Corp.*	4,200	299,040
Martek Biosciences Corp.*	108	3,380
Momenta Pharmaceuticals, Inc.*	18,160	271,855
Myriad Genetics, Inc.*	3,500	79,940

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Biotechnology (cont’d.)
Neurocrine Biosciences, Inc.*	24,200	$184,888
PDL BioPharma, Inc.	38,500	239,855
Rosetta Genomics Ltd. (Israel)*	43,750	41,401
Spectrum Pharmaceuticals, Inc.*	20,300	139,461
United Therapeutics Corp.*	6,800	429,896
WuXi PharmaTech Cayman, Inc., ADR (Cayman Islands)*	14,992	241,971

		2,714,329

Building Products
Armstrong World Industries, Inc.	6,800	292,400
Gibraltar Industries, Inc.*	3,000	40,710

		333,110

Capital Markets
American Capital Ltd.*	9,300	70,308
Ameriprise Financial, Inc.	2,300	132,365
Ares Capital Corp.	1,100	18,128
Cowen Group, Inc. (Class A Stock)*	9,600	44,736
E*Trade Financial Corp.*	2,100	33,600
Goldman Sachs Group, Inc. (The)	1,400	235,424
Lazard Ltd. (Class A Stock) (Bermuda)	3,400	134,266
Piper Jaffray Cos.*	8,600	301,086
SEI Investments Co.	4,700	111,813
Solar Capital Ltd.	4,800	118,944
TICC Capital Corp.	21,500	241,015

		1,441,685

Chemicals — 0.1%
Airgas, Inc.	6,600	412,236
Ashland, Inc.	4,800	244,128
Cabot Corp.	5,900	222,135
Celanese Corp. (Class A Stock)	14,300	588,731
CF Industries Holdings, Inc.	2,700	364,905
Cytec Industries, Inc.	3,200	169,792
Ecolab, Inc.	2,000	100,840
Grace, (W.R.) & Co.*	4,300	151,059
International Flavors & Fragrances, Inc.	4,800	266,832
Lubrizol Corp. (The)	5,000	534,400
Nalco Holding Co.	8,400	268,296
Omnova Solutions, Inc.*	19,500	163,020
PolyOne Corp.*	10,900	136,141
Rockwood Holdings, Inc.*	7,122	278,613
Solutia, Inc.*	6,800	156,944
Spartech Corp.*	2,600	24,336
Valspar Corp. (The)	1,000	34,480
Westlake Chemical Corp.	1,000	43,470
Zep, Inc.	2,300	45,724

		4,206,082

Commercial Banks — 0.1%
Ameris Bancorp.*	2,053	21,639
Banco Latinoamericano de Comercio Exterior SA (Panama)	2,300	42,458
BOK Financial Corp.	3,400	181,560

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (cont’d.)
Cardinal Financial Corp.	15,200	$176,776
Center Financial Corp.*	11,160	84,593
Community Trust Bancorp, Inc.	1,200	34,752
Eagle Bancorp, Inc.*	5,200	75,036
East West Bancorp, Inc.	25,100	490,705
Enterprise Financial Services Corp.	2,300	24,058
First Bancorp	2,600	39,806
First Citizens BancShares, Inc. (Class A Stock)	500	94,525
First Community Bancshares, Inc.	800	11,952
First Horizon National Corp.*	6,023	70,951
First Interstate Bancsystem, Inc.	7,400	112,776
Fulton Financial Corp.	23,000	237,820
Huntington Bancshares, Inc.	40,158	275,885
Lakeland Bancorp, Inc.	3,200	35,104
Marshall & Ilsley Corp.	93,971	650,279
Pinnacle Financial Partners, Inc.*	1,400	19,012
PNC Financial Services Group, Inc.	5,700	346,104
State Bancorp, Inc.	1,300	12,025
Sun Bancorp, Inc.*	835	3,874
Tower Bancorp, Inc.	1,113	24,531
U.S. Bancorp	1,800	48,546
Union First Market Bankshares Corp.	800	11,824
Webster Financial Corp.	16,363	322,351
Wells Fargo & Co.	7,300	226,227
WesBanco, Inc.	1,600	30,336
Whitney Holding Corp.	9,915	140,297
Wilber Corp.	14,552	146,975
Wilmington Trust Corp.	505	2,192
Wintrust Financial Corp.*	2,400	132,725

		4,127,694

Commercial Services
Dollar Thrifty Automotive Group, Inc.*	24,104	1,139,155
Green Dot Corp. (Class A Stock)*	3,510	199,157
RCM Technologies, Inc.*	39,506	183,308

		1,521,620

Commercial Services & Supplies — 0.4%
American Surgical Holdings, Inc.	1,759	4,960
Avery Dennison Corp.	6,100	258,274
Consolidated Graphics, Inc.*	1,600	77,488
Copart, Inc.*	8,300	310,005
Courier Corp.	1,900	29,488
Ennis, Inc.	7,500	128,250
GEO Group, Inc. (The)*	173,140	4,269,632
Higher One Holdings, Inc.*	1,500	30,345
IESI-BFC Ltd. (NYSE) (Canada)	182,418	4,432,757
IESI-BFC Ltd. (XTSE) (Canada)	144,900	3,525,225
Lincoln Educational Services Corp.	3,500	54,285
M&F Worldwide Corp.*	6,300	145,530
Republic Services, Inc.	182,777	5,457,721
Rock of Ages Corp.*	341	1,784
RR Donnelley & Sons Co.	16,700	291,749
Schawk, Inc.	3,300	67,914

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services & Supplies (cont’d.)
Shanks Group PLC (United Kingdom)	1,509,838	$2,961,298
US Ecology, Inc.	8,100	140,778
Waste Management, Inc.	74,293	2,739,183

		24,926,666

Communications Equipment — 0.1%
Acme Packet, Inc.*	5,700	303,012
CommScope, Inc.*	22,005	686,996
EchoStar Corp. (Class A Stock)*	2,600	64,922
F5 Networks, Inc.*	4,800	624,768
Harris Corp.	5,100	231,030
Juniper Networks, Inc.*	2,200	81,224
Loral Space & Communications, Inc.*	1,000	76,500
Motorola, Inc.*	104,020	943,461
Plantronics, Inc.	4,200	156,324
Riverbed Technology, Inc.*	19,000	668,230

		3,836,467

Computer Services & Software
Camelot Information Systems, Inc., ADS (British Virgin Islands)*	5,099	121,968
Novell, Inc.*	180,928	1,071,094
Voltaire Ltd. (Israel)*	12,451	107,701

		1,300,763

Computers & Peripherals
Electronics for Imaging, Inc.*	11,700	167,427
Hewlett-Packard Co.	3,200	134,720
Lexmark International, Inc. (Class A Stock)*	3,100	107,942
Novatel Wireless, Inc.*	12,500	119,375
QLogic Corp.*	2,900	49,358
Seagate Technology PLC (Ireland)*	23,500	353,205
Uni-Pixel, Inc.*	4,167	30,419

		962,446

Conglomerates
Flatworld Acquisition Corp. (British Virgin Islands)*	24,225	243,946

Construction & Engineering — 0.2%
Chicago Bridge & Iron Co. NV (Netherlands)*	233,833	7,693,106
EMCOR Group, Inc.*	1,400	40,572
Ferrovial SA (Spain)	399,107	3,965,310
Great Lakes Dredge & Dock Corp.	31,900	235,103
KBR, Inc.	1,800	54,846
URS Corp.*	6,600	274,626
Vinci SA (France)	63,590	3,456,819

		15,720,382

Construction Materials
Headwaters, Inc.*	17,500	80,150
Lafarge SA (France)	46,300	2,902,992

		2,983,142

COMMON STOCKS (continued)	Shares	Value (Note 2)

Consumer Finance
Advance America Cash Advance Centers, Inc.	5,000	$28,200
Capital One Financial Corp.	4,300	183,008
First Cash Financial Services, Inc.*	2,400	74,376
Nelnet, Inc. (Class A Stock)	9,500	225,055
SLM Corp.*	33,500	421,765

		932,404

Consumer Products & Services
Central Garden & Pet Co.*	63,328	623,148

Containers & Packaging
AEP Industries, Inc.*	3,400	88,230
AptarGroup, Inc.	1,000	47,570
Ball Corp.	4,700	319,835
CryoPort, Inc.*	71,428	42,857

		498,492

Distribution/Wholesale
BMP Sunstone Corp.*	70,576	699,408

Distributors
LKQ Corp.*	9,700	220,384

Diversified Consumer Services
DeVry, Inc.	9,800	470,204
Service Corp. International	4,800	39,600
Weight Watchers International, Inc.	1,500	56,235

		566,039

Diversified Financial Services
Bank of America Corp.	24,000	320,160
Compass Diversified Holdings	8,281	146,491
JPMorgan Chase & Co.	8,400	356,328

		822,979

Diversified Telecommunication Services — 0.2%
AboveNet, Inc.	7,700	450,142
Alaska Communications Systems Group, Inc.	124,301	1,379,741
AT&T, Inc.	3,200	94,016
BCE, Inc. (Canada)	80,000	2,836,800
Chunghwa Telecom Co. Ltd., ADR (Taiwan)	118,863	3,003,668
City Telecom HK Ltd., ADR (Hong Kong)	146,983	2,176,818
Neutral Tandem, Inc.*	16,900	244,036
Verizon Communications, Inc.	11,000	393,580

		10,578,801

Electric
Allegheny Energy, Inc.	54,331	1,316,983

Electric Utilities — 0.3%
CEZ A/S (Czech Republic)	47,105	1,967,939
Cia Energetica de Minas Gerais, ADR (Brazil)	250,811	4,160,954
CPFL Energia SA (Brazil)	93,179	2,312,635
DPL, Inc.	7,700	197,967

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electric Utilities (cont’d.)
Enersis SA, ADR (Chile)	134,448	$3,121,883
Entergy Corp.	1,800	127,494
EVN AG, 144A (Austria)	70,276	1,172,472
Great Plains Energy, Inc.	139,281	2,700,659
IDACORP, Inc.	1,900	70,262
Nextera Energy, Inc.	50,289	2,614,525
NV Energy, Inc.	22,700	318,935
Portland General Electric Co.	6,200	134,540
PPL Corp.	95,271	2,507,533

		21,407,798

Electrical Equipment — 0.1%
Advanced Battery Technologies, Inc.*	105,400	405,790
AMETEK, Inc.	3,300	129,525
Cooper Industries PLC (Ireland)	3,700	215,673
Franklin Electric Co., Inc.	1,700	66,164
Fushi Copperweld, Inc.*	25,859	229,628
Harbin Electric, Inc.*	23,800	412,930
Hubbell, Inc. (Class B Stock)	3,900	234,507
LaBarge, Inc.*	2,000	31,420
Molex, Inc. (Class A Stock)	53,494	1,009,432
Polypore International, Inc.*	2,600	105,898
Rockwell Automation, Inc.	5,200	372,892
Roper Industries, Inc.	900	68,787
Thomas & Betts Corp.*	4,600	222,180
Vicor Corp.	2,900	47,560

		3,552,386

Electronic Components & Equipment
Dionex Corp.*	4,705	555,237
L-1 Identity Solutions, Inc.*	48,763	580,767
NU Horizons Electronics Corp.*	26,205	182,649
RAE Systems, Inc.*	59,119	95,182
Sonic Solutions, Inc.*	9,883	148,245

		1,562,080

Electronic Equipment & Instruments
Avnet, Inc.*	9,300	307,179
AVX Corp.	4,700	72,521
Brightpoint, Inc.*	19,100	166,743
Ingram Micro, Inc. (Class A Stock)*	16,200	309,258
IPG Photonics Corp.*	1,100	34,782
Itron, Inc.*	3,300	182,985
Jabil Circuit, Inc.	29,700	596,673
Kemet Corp.*	22,787	332,234
National Instruments Corp.	5,800	218,312

		2,220,687

Energy
C&J Energy Services, Inc., 144A	8,249	82,490

Energy Equipment & Services — 0.1%
Atwood Oceanics, Inc.*	3,100	115,847
Complete Production Services, Inc.*	6,800	200,940
Dresser-Rand Group, Inc.*	2,200	93,698
Dril-Quip, Inc.*	3,500	272,020
Halliburton Co.	7,300	298,059
Helmerich & Payne, Inc.	5,200	252,096

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy Equipment & Services (cont’d.)
McDermott International, Inc. (Panama)*	39,275	$812,600
Nabors Industries Ltd. (Bermuda)*	9,300	218,178
Oil States International, Inc.*	3,200	205,088
OYO Geospace Corp.*	300	29,733
RPC, Inc.	25,650	464,778
SEACOR Holdings, Inc.	500	50,545
T-3 Energy Services, Inc.*	30,204	1,203,025
Unit Corp.*	5,000	232,400

		4,449,007

Entertainment & Leisure
Changyou.com Ltd., ADR (Cayman Islands)*	3,426	97,675

Financial – Bank & Trust
Student Loan Corp. (The)	1,307	42,399

Food & Staples Retailing
Susser Holdings Corp.*	9,400	130,190
Village Super Market, Inc. (Class A Stock)	700	23,100
Wal-Mart Stores, Inc.	3,100	167,183

		320,473

Food Products — 0.1%
Corn Products International, Inc.	7,400	340,400
Dean Foods Co.*	59,200	523,328
Del Monte Foods Co.	41,892	787,570
Hormel Foods Corp.	1,600	82,016
Ralcorp Holdings, Inc.*	5,200	338,052
Smart Balance, Inc.*	29,300	126,869
Smithfield Foods, Inc.*	23,100	476,553
Tyson Foods, Inc. (Class A Stock)	25,000	430,500

		3,105,288

Gas Utilities — 0.1%
AGL Resources, Inc.	5,800	207,930
Atmos Energy Corp.	5,200	162,240
Chesapeake Utilities Corp.	1,400	58,128
Enagas (Spain)	104,905	2,090,866
Energen Corp.	5,100	246,126
ONEOK, Inc.	90,382	5,013,490
UGI Corp.	4,000	126,320

		7,905,100

Hand/Machine Tools
Baldor Electric Co.	18,012	1,135,476

Healthcare Equipment & Supplies — 0.1%
Alcon, Inc. (Switzerland)	3,500	571,900
Atrion Corp.	300	53,838
Becton, Dickinson and Co.	2,800	236,656
CareFusion Corp.*	5,500	141,350
Cooper Cos., Inc. (The)	900	50,706
Covidien PLC (Ireland)	5,200	237,432
Cutera, Inc.*	6,200	51,398
Hill-Rom Holdings, Inc.	7,000	275,590
Hologic, Inc.*	9,600	180,672
IDEXX Laboratories, Inc.*	3,200	221,504

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies (cont’d.)
Immucor, Inc.*	900	$17,847
Intuitive Surgical, Inc.*	1,500	386,625
Invacare Corp.	7,500	226,200
Merit Medical Systems, Inc.*	1,300	20,579
Natus Medical, Inc.*	2,400	34,032
Orthofix International NV (Netherlands)*	3,200	92,800
Sirona Dental Systems, Inc.*	5,600	233,968
St. Jude Medical, Inc.*	5,104	218,188
Young Innovations, Inc.	800	25,608

		3,276,893

Healthcare Products
Insulet Corp.*	9,685	150,118

Healthcare Providers & Services
Aetna, Inc.	5,100	155,601
American Dental Partners, Inc.*	6,900	93,219
China Cord Blood Corp. (Cayman Islands)*	2,934	11,765
CIGNA Corp.	2,900	106,314
Continucare Corp.*	5,800	27,144
Coventry Health Care, Inc.*	12,700	335,280
Health Net, Inc.*	10,900	297,461
Humana, Inc.*	4,500	246,330
Medco Health Solutions, Inc.*	6,100	373,747
PDI, Inc.*	1,200	12,648
Providence Service Corp. (The)*	5,300	85,171
Quest Diagnostics, Inc.	2,000	107,940
Team Health Holdings, Inc.*	6,800	105,672
Tenet Healthcare Corp.*	35,000	234,150
UnitedHealth Group, Inc.	7,500	270,825
Universal American Financial Corp.	4,400	89,980
US Physical Therapy, Inc.*	2,100	41,622
WellPoint, Inc.*	3,000	170,580

		2,765,449

Healthcare Technology
Allscripts Healthcare Solutions, Inc.*	1,000	19,270
Cerner Corp.*	900	85,266
Medidata Solutions, Inc.*	4,700	112,236
SXC Health Solutions Corp. (Canada)*	4,200	180,012
Transcend Services, Inc.*	700	13,713

		410,497

Holding Companies – Diversified — 0.1%
Australia Acquisition Corp. (Cayman Islands)*	70,000	677,250
Cazador Acquisition Corp. Ltd. (Cayman Islands)*	28,804	286,024
Hicks Acquisition Co. II, Inc.*	75,000	766,875
JWC Acquisition Corp., UTS*	118,125	1,204,875
L&L Acquisition Corp., UTS*	35,000	352,275

		3,287,299

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hotels, Restaurants & Leisure — 0.1%
Biglari Holdings, Inc.*	300	$123,063
BJ’s Restaurants, Inc.*	16,100	570,423
Carnival Corp., UTS (Panama)	4,900	225,939
CEC Entertainment, Inc.*	1,400	54,362
Chipotle Mexican Grill, Inc.*	2,800	595,448
Cracker Barrel Old Country Store, Inc.	4,400	240,988
Darden Restaurants, Inc.	3,100	143,964
Denny’s Corp.*	10,500	37,590
International Speedway Corp. (Class A Stock)	4,700	122,999
Jack in the Box, Inc.*	2,700	57,051
McDonald’s Corp.	1,700	130,492
Panera Bread Co. (Class A Stock)*	300	30,363
Papa John’s International, Inc.*	7,300	202,210
Red Lion Hotels Corp.*	3,900	31,122
Ruby Tuesday, Inc.*	20,800	271,648
Ruth’s Hospitality Group, Inc.*	12,800	59,264
Wyndham Worldwide Corp.	3,000	89,880

		2,986,806

Household Durables — 0.1%
American Greetings Corp. (Class A Stock)	8,900	197,224
Blyth, Inc.	4,200	144,816
Harman International Industries, Inc.*	6,300	291,690
Helen of Troy Ltd. (Bermuda)*	8,000	237,920
Hooker Furniture Corp.	3,000	42,390
iRobot Corp.*	20,400	507,552
Jarden Corp.	5,600	172,872
Kid Brands, Inc.*	15,000	128,250
Leggett & Platt, Inc.	16,000	364,160
Lifetime Brands, Inc.*	1,500	21,060
Tempur-Pedic International, Inc.*	12,000	480,720
Tupperware Brands Corp.	10,000	476,700
Universal Electronics, Inc.*	1,100	31,207
Whirlpool Corp.	1,600	142,128

		3,238,689

Household Products
Clorox Co.	800	50,624
Procter & Gamble Co. (The)	1,700	109,361

		159,985

Independent Power Producers & Energy Traders — 0.3%
AES Corp. (The)*	231,360	2,817,965
AES Tiete SA (Brazil)	329,420	4,266,584
China Hydroelectric Corp., ADS (Cayman Islands)*	141,702	1,047,178
Constellation Energy Group, Inc.	16,500	505,395
International Power PLC (United Kingdom)	430,286	2,935,659
MPX Energia SA (Brazil)*	63,252	1,003,649
NRG Energy, Inc.*	63,300	1,236,882
Tractebel Energia SA (Brazil)	319,318	5,280,288

		19,093,600

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Industrial Conglomerates — 0.1%
3M Co.	3,200	$276,160
General Electric Co.	10,000	182,900
Siemens AG (Germany)	71,034	8,799,396
Standex International Corp.	3,100	92,721

		9,351,177

Insurance — 0.1%
ACE Ltd. (Switzerland)	2,600	161,850
Allied World Assurance Co. Holdings Ltd. (Switzerland)	4,200	249,648
Allstate Corp. (The)	900	28,692
American Financial Group, Inc.	8,900	287,381
American National Insurance Co.	700	59,934
American Safety Insurance Holdings Ltd. (Bermuda)*	1,800	38,484
Assurant, Inc.	5,800	223,416
CNA Financial Corp.*	4,900	132,545
Everest Re Group Ltd. (Bermuda)	3,700	313,834
First American Financial Corp.	6,775	101,219
First Mercury Financial Corp.	39,096	641,174
Flagstone Reinsurance Holdings SA (Luxembourg)	6,100	76,860
Hallmark Financial Services, Inc.*	2,500	22,750
Kansas City Life Insurance Co.	1,300	42,939
Maiden Holdings Ltd. (Bermuda)	20,900	164,274
Mercer Insurance Group, Inc.	10,886	304,699
OneBeacon Insurance Group Ltd. (Class A Stock) (Bermuda)	3,300	50,028
Presidential Life Corp.	4,300	42,699
Protective Life Corp.	1,000	26,640
Reinsurance Group of America, Inc.	2,500	134,275
Stewart Information Services Corp. .	3,200	36,896
Symetra Financial Corp.	17,000	232,900
Transatlantic Holdings, Inc.	9,100	469,742
Unitrin, Inc.	9,400	230,676
Unum Group	10,700	259,154

		4,332,709

Internet & Catalog Retail
Liberty Media Holding Corp.—Interactive (Class A Stock)*	31,400	495,178
Shutterfly, Inc.*	11,500	402,845

		898,023

Internet Services
BroadSoft, Inc.*	4,004	95,616

Internet Software & Services — 0.1%
A.D.A.M., Inc.*	17,579	126,393
Akamai Technologies, Inc.*	4,000	188,200
AOL, Inc.*	8,900	211,019
Art Technology Group, Inc.*	133,705	799,556
CoreLogic, Inc.	6,775	125,473
Dice Holdings, Inc.*	21,614	310,161
IAC/InterActiveCorp*	21,900	628,530
Intralinks Holdings, Inc.*	9,590	179,429
j2 Global Communications, Inc.*	4,900	141,855
Liquidity Services, Inc.*	13,100	184,055
NaviSite, Inc.*	55,110	203,356

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Software & Services (cont’d.)
Perficient, Inc.*	2,500	$31,250
SPS Commerce, Inc.*	1,000	15,800
VistaPrint NV (Netherlands)*	11,100	510,600

		3,655,677

Investment Companies
European CleanTech SE (Luxembourg)*	57,500	729,958
KKR Financial Holdings LLC	29,056	270,221

		1,000,179

IT Services
Amdocs Ltd. (Guernsey)*	4,200	115,374
Computer Sciences Corp.	9,100	451,360
CSG Systems International, Inc.*	2,500	47,350
DST Systems, Inc.	3,200	141,920
Fiserv, Inc.*	400	23,424
Global Cash Access Holdings, Inc.*	15,400	49,126
Lender Processing Services, Inc.	11,000	324,720
MasterCard, Inc. (Class A Stock)	500	112,055
NCI, Inc. (Class A Stock)*	2,500	57,475
Visa, Inc. (Class A Stock)	5,600	394,128
Western Union Co. (The)	1,300	24,141

		1,741,073

Leisure Equipment & Products
Mattel, Inc.	4,200	106,806
Polaris Industries, Inc.	2,200	171,644

		278,450

Life Sciences Tools & Services
Bruker Corp.*	12,900	214,140
Cambrex Corp.*	2,500	12,925
Life Technologies Corp.*	6,700	371,850
Mettler-Toledo International, Inc.*	2,100	317,541
Pharmaceutical Product Development, Inc.	3,000	81,420
Thermo Fisher Scientific, Inc.*	7,200	398,592
Waters Corp.*	3,500	271,985

		1,668,453

Machinery — 0.3%
Altra Holdings, Inc.*	900	17,874
Babcock & Wilcox Co. (The)*	11,157	285,508
Blount International, Inc.*	3,900	61,464
Bucyrus International, Inc.	10,690	955,686
Crane Co.	4,200	172,494
CSR Corp. Ltd. (Class H Stock) (China)	1,419,745	1,866,740
Deere & Co.	1,000	83,050
Dover Corp.	6,100	356,545
Eaton Corp.	2,100	213,171
Gardner Denver, Inc.	5,700	392,274
Illinois Tool Works, Inc.	4,300	229,620
Ingersoll-Rand PLC (Ireland)	83,105	3,913,414
Joy Global, Inc.	1,600	138,800
Kadant, Inc.*	2,600	61,282
Kennametal, Inc.	9,600	378,816

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery (cont’d.)
Lincoln Electric Holdings, Inc.	3,500	$228,445
Miller Industries, Inc.	1,500	21,345
NACCO Industries, Inc. (Class A Stock)	2,000	216,740
New Flyer Industries, Inc. (Canada)	227,382	2,588,720
Parker Hannifin Corp.	3,100	267,530
Pentair, Inc.	4,800	175,248
Sauer-Danfoss, Inc.*	2,200	62,150
Sun Hydraulics Corp.	2,100	79,380
Tennant Co.	4,600	176,686
Timken Co.	7,900	377,067
Toro Co. (The)	5,500	339,020
Trimas Corp.*	8,200	167,772
WABCO Holdings, Inc.*	10,600	645,858
Weg SA (Brazil)	266,653	3,501,828

		17,974,527

Manufacturing
China XD Plastics Co. Ltd. (China)*	33,330	179,315

Marine
Genco Shipping & Trading Ltd. (Marshall Island)*	8,000	115,200

Media — 0.2%
Cablevision Systems Corp. (Class A Stock)	9,914	335,490
CBS Corp. (Class B Stock)	4,800	91,440
Cinemark Holdings, Inc.	11,800	203,432
Comcast Corp. (Class A Stock)	18,100	397,657
Comcast Corp. (Special Class A Stock)	135,822	2,826,456
DIRECTV (Class A Stock)*	2,900	115,797
Discovery Communications, Inc. (Class C Stock)*	49,972	1,833,473
Emmis Communications Corp. (Class A Stock)*	82,500	62,700
Gannett Co., Inc.	4,200	63,378
Journal Communications, Inc. (Class A Stock)*	3,000	15,150
Liberty Global, Inc. (Class C Stock)*	75,421	2,556,018
Liberty Media Corp.—Starz (Class A Stock)*	4,800	319,104
Madison Square Garden, Inc. (Class A Stock)*	14,507	373,990
Mediacom Communications Corp. (Class A Stock)*	71,416	604,179
News Corp. (Class A Stock)	74,500	1,084,720
Playboy Enterprises, Inc. (Class B Stock)*	59,215	309,102
Valassis Communications, Inc.*	1,100	35,585

		11,227,671

Metals & Mining — 0.1%
Alcoa, Inc.	26,200	403,218
Aurcana Corp. (Canada)*	135,460	106,264
BHP Billiton PLC, ADR (United Kingdom)	18,755	1,509,777

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining (cont’d.)
Brush Engineered Materials, Inc.*	1,500	$57,960
CIC Energy Corp. (British Virgin Islands)*	11,971	82,833
Cloud Peak Energy, Inc.*	16,816	390,636
International Coal Group, Inc.*	36,142	279,739
Ladish Co., Inc.*	22,589	1,098,051
Noranda Aluminum Holding Corp.*	17,017	248,448
Puda Coal, Inc.*	21,640	308,370
Regulus Resources, Inc. (Canada)*	11,168	12,805
Reliance Steel & Aluminum Co.	2,600	132,860
Schnitzer Steel Industries, Inc. (Class A Stock)	4,200	278,838
Steel Dynamics, Inc.	25,900	473,970
Thompson Creek Metals Co., Inc. (Canada)*	4,000	58,880
Universal Stainless & Alloy*	700	21,896
Uranium Energy Corp.*	27,493	166,058
Western Coal Corp. (Canada)*	89,483	1,106,951
X-Tal Minerals Corp. (Canada)*	83,340	146,681

		6,884,235

Multi-Utilities — 0.4%
Alliant Energy Corp.	8,400	308,868
Ameren Corp.	4,900	138,131
CenterPoint Energy, Inc.	400,132	6,290,075
Centrica PLC (United Kingdom)	762,691	3,943,068
DTE Energy Co.	2,200	99,704
Hera SpA (Italy)	984,426	2,037,705
NiSource, Inc.	25,200	444,024
PG&E Corp.	1,000	47,840
Public Service Enterprise Group, Inc.	3,600	114,516
SCANA Corp.	1,200	48,720
Sempra Energy	51,815	2,719,251
Suez Environnement Co. (France)	171,402	3,538,761
TECO Energy, Inc.	12,700	226,060
Veolia Environnement (France)	118,873	3,474,072

		23,430,795

Multiline Retail
99 Cents Only Stores*	6,300	100,422
Big Lots, Inc.*	4,900	149,254
Dollar Tree, Inc.*	11,250	630,900
Family Dollar Stores, Inc.	4,300	213,753

		1,094,329

Office Electronics
Xerox Corp.	23,900	275,328
Zebra Technologies Corp. (Class A Stock)*	5,700	216,543

		491,871

Oil, Gas & Consumable Fuels — 0.8%
Alpha Natural Resources, Inc.*	3,300	198,099
Apache Corp.	800	95,384
Chesapeake Midstream Partners LP	124,890	3,593,085
Chevron Corp.	5,800	529,250

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (cont’d.)
Cimarex Energy Co.	4,800	$424,944
Concho Resources, Inc.*	1,209	105,993
ConocoPhillips	4,300	292,830
Continental Resources, Inc.*	6,100	358,985
Copano Energy LLC-Units	77,878	2,628,383
Crescent Point Energy Corp. (Canada)	90,593	4,026,254
Crescent Point Energy Corp., 144A (Canada)	4,300	191,106
Devon Energy Corp.	4,400	345,444
El Paso Corp.	228,892	3,149,554
Enbridge, Inc. (Canada)	77,887	4,392,827
Energy Transfer Equity LP	91,854	3,588,736
Energy XXI Bermuda Ltd. (Bermuda)*	100	31,656
Essar Energy PLC (United Kingdom)*	573,388	5,184,987
EXCO Resources, Inc.	28,600	555,412
Exxon Mobil Corp.	2,900	212,048
Frontier Oil Corp.*	30,300	545,703
Gastar Exploration Ltd. (Canada)*	2,667	11,468
Holly Corp.	2,700	110,079
Kodiak Oil & Gas Corp. (Canada)*	590	3,894
Marathon Oil Corp.	13,300	492,499
Nicor, Inc.	11,500	574,080
Pacific Rubiales Energy Corp. (Canada)	43,607	1,480,173
Panhandle Oil and Gas, Inc. (Class A Stock)	3,100	85,002
QEP Resources, Inc.	9,795	355,656
Questar Corp.	9,795	170,531
Regency Energy Partners LP	185,808	5,065,126
REX American Resources Corp.*	1,600	24,576
Seadrill Ltd. (Bermuda)	22,542	761,824
Southern Union Co.	88,500	2,130,195
Southwestern Energy Co.*	1,700	63,631
Targa Resources Corp.*	115,389	3,093,579
VAALCO Energy, Inc.*	4,900	35,084
Valero Energy Corp.	8,400	194,208
Whiting Petroleum Corp.*	57,705	6,762,449
Williams Partners LP	90,824	4,236,940

		56,101,674

Paper & Forest Products
Clearwater Paper Corp.*	1,200	93,960
International Paper Co.	9,600	261,504
KapStone Paper and Packaging Corp.*	3,300	50,490
MeadWestvaco Corp.	1,400	36,624
P.H. Glatfelter Co.	3,300	40,491

		483,069

Personal Products
Alberto-Culver Co.	30,794	1,140,610
Herbalife Ltd. (Cayman Islands)	1,700	116,229
Medifast, Inc.*	600	17,328
Prestige Brands Holdings, Inc.*	1,700	20,315

COMMON STOCKS (continued)	Shares	Value (Note 2)

Personal Products (cont’d.)
Revlon, Inc. (Class A Stock)*	2,000	$19,680
USANA Health Sciences, Inc.*	1,000	43,450

		1,357,612

Pharmaceuticals — 0.1%
Abbott Laboratories	700	33,537
Access Pharmaceuticals, Inc.*	24,512	60,790
Caraco Pharmaceutical Laboratories Ltd.*	1,371	6,224
Cypress Bioscience, Inc.*	82,933	537,406
Endo Pharmaceuticals Holdings, Inc.*	14,200	507,082
Eurand NV (Netherlands)*	60,782	719,051
Forest Laboratories, Inc.*	3,500	111,930
Impax Laboratories, Inc.*	11,500	231,265
King Pharmaceuticals, Inc.*	39,372	553,177
Lannett Co., Inc.*	7,773	43,451
Medicines Co. (The)*	11,300	159,669
Obagi Medical Products, Inc.*	3,400	39,270
Par Pharmaceutical Cos., Inc.*	6,700	258,017
Warner Chilcott PLC (Class A Stock) (Ireland)	3,900	87,984
YM Biosciences, Inc. (Canada)*	40,158	93,568

		3,442,421

Professional Services
Administaff, Inc.	8,100	237,330
Dolan Co. (The)*	3,200	44,544
Equifax, Inc.	2,000	71,200
Franklin Covey Co.*	3,900	33,501
Kelly Services, Inc. (Class A Stock)*	8,500	159,800
On Assignment, Inc.*	4,200	34,230
Towers Watson & Co. (Class A Stock)	1,000	52,060

		632,665

Real Estate Investment Trust — Mortgage
Starwood Property Trust, Inc.	7,893	169,542

Real Estate Investment Trusts — 0.1%
Agree Realty Corp.	4,700	123,093
American Capital Agency Corp.	8,000	229,920
Annaly Capital Management, Inc.	13,200	236,544
Anworth Mortgage Asset Corp.	9,400	65,800
Ashford Hospitality Trust, Inc.*	20,255	195,461
Brandywine Realty Trust	16,600	193,390
CBL & Associates Properties, Inc.	1,300	22,750
Chatham Lodging Trust	3,000	51,750
Chimera Investment Corp.	74,200	304,962
Colonial Properties Trust	5,400	97,470
CommonWealth REIT	14,525	370,533
Cypress Sharpridge Investments, Inc.	15,050	194,295
Duke Realty Corp.	13,000	161,980
Dynex Capital, Inc.	15,971	174,403
Education Realty Trust, Inc.	19,100	148,407
Equity One, Inc.	8,063	146,585

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (cont’d.)
HCP, Inc.	4,895	$180,087
Hospitality Properties Trust	9,100	209,664
Inland Real Estate Corp.	3,100	27,280
Invesco Mortgage Capital, Inc.	20,844	455,233
Lexington Realty Trust	32,127	255,410
Liberty Property Trust	6,100	194,712
Mack-Cali Realty Corp.	7,700	254,562
MFA Financial, Inc.	24,900	203,184
Parkway Properties, Inc.	3,700	64,824
Piedmont Office Realty Trust, Inc. (Class A Stock)	3,700	74,518
Ramco-Gershenson Properties Trust	4,100	51,045
Resource Capital Corp.	9,900	73,062
Senior Housing Properties Trust	16,366	359,070
Two Harbors Investment Corp.	2,000	19,580
Winthrop Realty Trust	3,900	49,881

		5,189,455

Real Estate Management & Development
Jones Lang LaSalle, Inc.	5,100	427,992

Retail & Merchandising
Dollar General Corp.*	7,923	242,998
Express, Inc.	6,001	112,819
Funtalk China Holdings Ltd. (Cayman Islands)*	1,150	6,521
Vitamin Shoppe, Inc.*	2,510	84,436

		446,774

Road & Rail — 0.5%
All America Latina Logistica SA (Brazil)	442,910	4,002,199
Amerco, Inc.*	1,300	124,852
Asciano Ltd. (Australia)*	1,662,590	2,712,288
CSX Corp.	97,184	6,279,058
J.B. Hunt Transport Services, Inc.	150,068	6,124,275
National Express Group PLC (United Kingdom)*	977,480	3,825,187
Norfolk Southern Corp.	4,800	301,536
QR National Ltd., 144A (Australia)*	1,750,000	4,922,216
Ryder System, Inc.	4,800	252,672
Union Pacific Corp.	58,094	5,382,990

		33,927,273

Savings & Loan
NewAlliance Bancshares, Inc.	105,966	1,587,371

Semiconductors & Semiconductor Equipment — 0.1%
Alpha & Omega Semiconductor Ltd. (Bermuda)*	2,700	34,641
Applied Micro Circuits Corp.*	32,000	341,760
Atmel Corp.*	39,200	482,944
Avago Technologies Ltd. (Singapore)	4,448	126,635
Broadcom Corp. (Class A Stock)	6,400	278,720
Brooks Automation, Inc.*	4,300	39,001
Cypress Semiconductor Corp.*	12,600	234,108
Fairchild Semiconductor International, Inc.*	8,700	135,807

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (cont’d.)
GT Solar International, Inc.*	8,700	$79,344
Intel Corp.	5,600	117,768
Lam Research Corp.*	9,700	502,266
Linear Technology Corp.	5,900	204,081
LSI Corp.*	19,800	118,602
LTX-Credence Corp.*	52,323	387,190
Marvell Technology Group Ltd. (Bermuda)*	22,100	409,955
Micrel, Inc.	3,800	49,362
Nanometrics, Inc.*	6,000	76,980
National Semiconductor Corp.	8,600	118,336
Novellus Systems, Inc.*	4,700	151,904
PMC — Sierra, Inc.*	5,300	45,527
Rudolph Technologies, Inc.*	4,400	36,212
Silicon Image, Inc.*	15,100	110,985
Tessera Technologies, Inc.*	900	19,935
Texas Instruments, Inc.	8,100	263,250
Trina Solar Ltd., ADR (Cayman Islands)*	87,872	2,057,962
Zoran Corp.*	11,400	100,320

		6,523,595

Software — 0.1%
Activision Blizzard, Inc.	23,200	288,608
Authentidate Holding Corp.*	126,892	56,467
Autodesk, Inc.*	16,800	641,760
FactSet Research Systems, Inc.	3,300	309,408
hiSoft Technology International Ltd., ADR (Cayman Islands)*	80	2,416
Intuit, Inc.*	6,200	305,660
Magic Software Enterprises Ltd. (Israel)	25,446	157,256
McAfee, Inc.*	24,788	1,147,932
MICROS Systems, Inc.*	3,100	135,966
Microsoft Corp.	12,700	354,584
Opnet Technologies, Inc.	3,300	88,341
Progress Software Corp.*	7,400	313,168
RealPage, Inc.*	9,123	282,175
Red Hat, Inc.*	6,800	310,420
Renaissance Learning, Inc.	2,800	33,152
Symantec Corp.*	3,600	60,264
Synopsys, Inc.*	16,000	430,560
TIBCO Software, Inc.*	900	17,739

		4,935,876

Specialty Retail — 0.1%
Advance Auto Parts, Inc.	3,300	218,295
Aeropostale, Inc.*	1,750	43,120
America’s Car-Mart, Inc.*	700	18,956
American Eagle Outfitters, Inc.	17,900	261,877
Asbury Automotive Group, Inc.*	8,300	153,384
Big 5 Sporting Goods Corp.	2,000	30,540
Caribou Coffee Co., Inc.*	8,012	80,761
Destination Maternity Corp.*	300	11,379
Gap, Inc. (The)	2,800	61,992
Jo-Ann Stores, Inc.*	12,708	765,276

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (cont’d.)
Jos. A. Bank Clothiers, Inc.*	2,550	$102,816
Kirkland’s, Inc.*	6,200	86,986
Limited Brands, Inc.	4,000	122,920
Pep Boys — Manny, Moe & Jack	9,900	132,957
PetSmart, Inc.	3,000	119,460
Pier 1 Imports, Inc.*	11,700	122,850
Ross Stores, Inc.	8,000	506,000
Shoe Carnival, Inc.*	3,400	91,800
Signet Jewelers Ltd. (Bermuda)*	4,100	177,940
TJX Cos., Inc. (The)	5,900	261,901
Ulta Salon Cosmetics & Fragrance, Inc.*	8,200	278,800
Urban Outfitters, Inc.*	3,700	132,497
Williams-Sonoma, Inc.	7,200	256,968

		4,039,475

Telecommunications — 0.1%
Applied Signal Technology, Inc.	7,427	281,409
CPI International, Inc.*	29,004	561,227
Hypercom Corp.*	100,732	843,127
IDT Corp.	4,167	106,717
Occam Networks, Inc.*	44,777	388,217
Orckit Communications Ltd. (Israel)*	1,659	4,844
Qwest Communications International, Inc.	214,672	1,633,654
Syniverse Holdings, Inc.*	24,743	763,321
Telestone Technologies Corp.*	12,647	134,311
Tessco Technologies, Inc.	6,226	99,305

		4,816,132

Textiles, Apparel & Luxury Goods
Coach, Inc.	11,100	613,941
Fossil, Inc.*	3,300	232,584
Kenneth Cole Productions, Inc. (Class A Stock)*	5,900	73,691
Maidenform Brands, Inc.*	4,700	111,719
Movado Group, Inc.*	1,400	22,596
Oxford Industries, Inc.	2,300	58,903
Timberland Co. (The) (Class A Stock)*	1,400	34,426
VF Corp.	2,000	172,360
Warnaco Group, Inc. (The)*	900	49,563

		1,369,783

Thrifts & Mortgage Finance
Berkshire Hills Bancorp, Inc.	1,400	30,940
First Defiance Financial Corp.*	2,000	23,800
Rome Bancorp, Inc.	3,065	36,841
Washington Federal, Inc.	18,100	306,252

		397,833

Tobacco
Reynolds American, Inc.	6,400	208,768

Trading Companies & Distributors
Aircastle Ltd. (Bermuda)	18,500	193,325
Applied Industrial Technologies, Inc.	13,100	425,488

COMMON STOCKS (continued)	Shares	Value (Note 2)

Trading Companies & Distributors (cont’d.)
CAI International, Inc.*	9,695	$190,022
DXP Enterprises, Inc.*	9,400	225,600
Interline Brands, Inc.*	6,000	136,620
Lawson Products, Inc.	1,700	42,313
Textainer Group Holdings Ltd. (Bermuda)	3,100	88,319
W.W. Grainger, Inc.	4,200	580,062

		1,881,749

Transportation
Dynamex, Inc.*	16,384	405,668
Greenbrier Cos., Inc.*	1,421	29,827

		435,495

Transportation Infrastructure — 0.5%
Atlantia SpA (Italy)	206,495	4,213,620
Cia de Concessoes Rodoviarias (Brazil)	177,677	5,019,910
EcoRodovias Infrastructura e Logistica SA (Brazil)	509,811	3,924,930
EcoRodovias Infrastructura e Logistica SA, 144A (Brazil)	266,500	2,051,729
Groupe Eurotunnel SA (France)	304,601	2,678,330
Grupo Aeroportuario del Sureste SAB de CV, ADR (Mexico)	84,353	4,761,727
Hamburger Hafen und Logistik AG (Germany)	69,126	3,191,511
OHL Mexico SAB de CV, 144A (Mexico)*	1,750,000	3,356,883
Shenzhen Expressway Co. Ltd. (Class H Stock) (China)	5,110,000	3,030,710

		32,229,350

Water Utilities
American Water Works Co., Inc.	9,300	235,197
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	97,800	2,509,218
Pennichuck Corp.	3,643	99,673

		2,844,088

Wireless Telecommunication Services — 0.3%
Crown Castle International Corp.*	135,382	5,933,793
NII Holdings, Inc.*	138,821	6,199,746
NTELOS Holdings Corp.	3,300	62,865
SBA Communications Corp. (Class A Stock)*	107,013	4,381,112
Telephone & Data Systems, Inc.	6,600	241,230
Telephone & Data Systems, Inc., Special Shares	9,584	302,088
United States Cellular Corp.*	4,800	239,712
USA Mobility, Inc.	13,100	232,787

		17,593,333

TOTAL COMMON STOCKS (cost $389,372,959)		446,312,035

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

EXCHANGE TRADED FUNDS — 3.6%
	Shares	Value (Note 2)

iShares Barclays Intermediate Credit Bond Fund	89,800	$9,445,164
iShares Dow Jones US Real Estate Index Fund	205,000	11,471,800
iShares FTSE/Xinhua China 25 Index Fund	230,000	9,910,700
iShares iBoxx $ High Yield Corporate Bond Fund	147,400	13,308,746
iShares iBoxx Investment Grade Corporate Bond Fund	409,000	44,351,960
iShares JPMorgan USD Emerging Markets Bond Fund	107,100	11,468,268
iShares MSCI Australia Index Fund	199,900	5,085,456
iShares MSCI Brazil Index Fund	55,600	4,303,440
iShares MSCI Canada Index Fund	665,700	20,636,700
iShares MSCI EAFE Index Fund	315,000	18,342,450
iShares MSCI Emerging Markets Index Fund	349,100	16,624,142
iShares S&P Global 100 Index Fund	228,921	14,254,911
iShares S&P GSCI Commodity Indexed Trust*	80,700	2,751,870
SPDR Barclays Capital High Yield Bond	329,500	13,084,445
SPDR Dow Jones REIT	308,000	18,794,160
SPDR Gold Trust*	100,400	13,927,488
Vanguard Emerging Markets	270,000	13,000,500

TOTAL EXCHANGE TRADED FUNDS (cost $216,040,740)		240,762,200

MUTUAL FUNDS — 2.8%
ASG Diversifying Strategies Fund*	366,214	3,830,595
Blackrock Apex Municipal Fund, Inc.	858	7,336
BlackRock Core Bond Trust	20,874	261,342
Blackrock Corporate High Yield Fund III, Inc.	17,906	121,224
BlackRock Corporate High Yield Fund V, Inc.	21,819	251,791
BlackRock Corporate High Yield Fund VI, Inc.	6,139	71,397
Blackrock Corporate High Yield Fund, Inc.	6,485	44,033
BlackRock Credit Allocation Income Trust II, Inc.	27,185	267,229
BlackRock Credit Allocation Income Trust III, Inc.	25,225	265,367
Blackrock Credit Allocation Income Trust IV	22,048	266,781
Blackrock Debt Strategies Fund, Inc.	15,366	58,544
BlackRock Income Opportunity Trust, Inc.	27,548	266,940
Blackrock Limited Duration Income Trust	4,207	68,574
Blackrock Muniassets Fund, Inc.	519	6,067
Calamos Market Neutral Income Fund	1,044,134	12,404,315
Credit Suisse Asset Management Income Fund, Inc.	2,821	10,043
Diamond Hill Long-Short Fund	596,577	9,795,800
Eaton Vance Floating-Rate Fund	651,671	5,838,975

MUTUAL FUNDS (continued)	Shares	Value (Note 2)

Eaton Vance Global Macro Absolute Return Fund	2,782,612	$28,577,421
Eaton Vance Tax-Advantaged Bond and Options Strategies Fund	2,387	39,935
Forum Funds — Absolute Strategies Fund	1,380,083	14,960,104
Forward Long/Short Credit Analysis Fund	585,276	4,629,535
Franklin Floating Rate Daily Access Fund	732,113	6,713,480
Gabelli ABC Fund*	1,104,418	10,812,249
Gateway Fund	222,791	5,805,939
Golub Capital BDC, Inc.	5,500	94,160
Highland Long/Short Equity Fund*	514,188	5,830,887
Hussman Strategic Growth Fund*	1,482,311	18,217,605
Invesco Municipal Income Opportunities Trust	3,227	19,943
Invesco Municipal Income Opportunities Trust II	2,196	14,977
Invesco Van Kampen Bond Fund	3,681	68,614
JPMorgan Research Market Neutral Fund*	1,841,085	28,518,411
Mainstay Floating Rate Fund	605,278	5,738,035
Merger Fund (The)*	1,574,955	24,852,784
Montgomery Street Income Securities, Inc.	661	10,431
Morgan Stanley Income Securities, Inc.	2,908	48,942
Nuveen California Municipal Value Fund	2,219	19,150
Nuveen Quality Preferred Income Fund	36,276	268,442
Nuveen Quality Preferred Income Fund II	33,830	267,257
Nuveen Quality Preferred Income Fund III	19,772	152,442
Petroleum & Resources Corp.	1,091	29,468
Royce Focus Trust, Inc.*	36,780	278,425
Sprott Physical Gold Trust (Canada)*	29,801	367,893
Transamerica Income Shares Inc.	348	7,204
Western Asset Global Corporate Defined Opportunity Fund, Inc.	14,735	264,199
Western Asset Income Fund	5,860	75,535
Western Asset Investment Grade Defined Opportunity Trust, Inc.	2,246	44,942

TOTAL MUTUAL FUNDS (cost $189,596,862)		190,564,762

PREFERRED STOCKS
Commercial Banks
UBS AG, CVT, 6.75% (Switzerland)*	2,200	65,934
UBS AG, CVT, 9.375% (Switzerland)*	2,600	71,617

		137,551

Commercial Services
China Dredging Group Co. Ltd., CVT	100,000	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

PREFERRED STOCKS (continued)	Shares	Value (Note 2)

Consumer Finance
SLM Corp., CVT, 1.961%*	900	$17,019

Oil & Gas Services
Superior Well Services, Inc., CVT, 4.00%*	154	142,778

Oil, Gas & Consumable Fuels
Whiting Petroleum Corp., CVT, 6.25%*	75	20,946

Paper & Forest Products
China Wood, Inc., CVT, 8.00%	20,500	63,344

Savings & Loan
Sovereign Capital Trust IV, CVT, 4.375%*	12,281	509,661

Software
Authentidate Holding Corp., CVT, 15.00%	21,700	32,017

TOTAL PREFERRED STOCKS (cost $1,418,694)		1,423,316

	Units
RIGHTS*
Biotechnology
Celgene Corp., expiring 01/27/11 (cost $34,964)	6,597	32,325

WARRANTS*
Automobile Manufacturers
Kandi Technologies Corp., expiring 12/23/13 (China)	18,044	21,227

Biotechnology
Rosetta Genomics Ltd., Class B (Israel)	10,938	—
Rosetta Genomics Ltd., expiring 11/30/15 (Israel)	21,875	5,662

		5,662

Containers & Packaging
CryoPort, Inc., expiring 08/10/15	71,428	8,257

Diversified Financial Services
Jack Cooper Corp., expiring 12/15/17	200	800

Electrical Equipment
Advanced Battery Technologies, Inc., expiring 12/10/11	52,700	12,224

Exploration & Production
Aurcana, expiring 12/08/13 (Canada)	67,730	17,397

Food Products
HQ Sustainable Maritime Industries, Inc., expiring 08/10/15	20,761	30,217

Insurance
Lincoln National Corp., expiring 07/10/19	76,433	1,504,966

WARRANTS* (continued)	Units	Value (Note 2)

Investment Company
European CleanTech SE, expiring 10/01/15 (Germany)	57,500	$20,208

Manufacturing
China XD Plastics Co. Ltd., expiring 10/04/11	16,665	4,524

Metals & Mining
Kinross Gold Corp., expiring 09/17/14 (Canada)	5,352	25,245
Uranium Energy, expiring 10/22/11	37,601	45,416

		70,661

Oil & Gas
Camac Energy, expiring 12/27/15	9,808	5,518

Paper & Forest Products
China Wood, Inc., expiring 09/30/15	10,250	8,144

Pharmaceuticals
Access Pharmaceuticals, Inc., expiring 12/15/15	7,354	853

Retail & Merchandising
Talbots, Inc., expiring 04/06/15	17,266	22,618

Software
Authentidate, expiring 04/12/15	108,500	11,577
Magic Software Enterprises Ltd., expiring 12/23/13	14,136	18,243

		29,820

Telecommunications
Orckit Communications Ltd. expiring 11/30/15 (Israel)	9,176	5,945

TOTAL WARRANTS (cost $1,353,628)		1,769,041

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)		Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.2%
Ally Auto Receivables Trust, Series 2009-A, Class A2, 144A
1.32%	03/15/12	AAA	(d)		$516	516,301
American Money Management Corp., Series 2005-5A, Class A1A, 144A
0.539%(c)	08/08/17	Aaa			300	283,634
Aquilae CLO PLC, Series 2006-1X, Class A (Ireland)(g)
1.341%(c)	01/17/23	Aa1		EUR	189	224,434
ARES CLO Funds, Series 2006-6RA, Class A1B, 144A
0.53%(c)	03/12/18	Aaa			495	477,756
Eurocredit CDO BV, Series IV-X, Class A1 (Netherlands)(g)
1.478%(c)	02/22/20	A	(d)	EUR	445	543,995

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Ford Auto Securitization Trust, (Canada) Series 2009-R1A, Class A1, 144A
3.396%	11/15/11	AAA(d) CAD	33	$33,958
Series 2009-R1A, Class A2, 144A
4.817%	10/15/12	AAA(d) CAD	200	205,393
Ford Credit Auto Owner Trust, Series 2008-C, Class A3
1.68%(c)	06/15/12	Aaa	$101	101,022
Series 2009-A, Class A3B
2.76%(c)	05/15/13	Aaa	691	698,557
Globaldrive, Series 2009-A, Class A
3.00%	07/20/15	AAA(d) EUR	585	783,644
HFC Home Equity Loan Asset Backed Certificates, Series 2007-1, Class A1F
5.91%	03/20/36	Aaa	85	85,287
Illinois Student Assistance Commission, Series 2010-1, Class A1
0.767%(c)	04/25/17	AAA(d)	300	299,373
Landmark CDO Ltd., Series 2005-1A, Class A1L, 144A(g)
0.596%(c)	06/01/17	Aaa	1,676	1,571,825
LCM LP, Series 5A, Class A1, 144A
0.534%(c)	03/21/19	Aaa	500	466,626
Magnolia Funding Ltd., Series 2010-1A, Class A1, 144A
3.00%	04/20/17	NR EUR	379	502,392
Navigator CDO Ltd., Series 2003-1A, Class A2, 144A
1.136%(c)	11/15/15	Aaa	413	399,078
Nelnet Student Loan Trust, Series 2008-4, Class A2
0.988%(c)	07/25/18	Aaa	100	100,712
Plymouth Rock CLO Ltd., Inc., Series 2010-1A, Class A, 144A(g)
1.92%(c)	02/16/19	AAA(d)	600	597,958
Residential Asset Mortgage Products, Inc., Series 2007-RS1, Class A1
0.341%(c)	02/25/37	Aaa	30	30,090
SLM Student Loan Trust, Series 2004-5X, Class A5
1.105%(c)	10/25/23	Aaa EUR	200	250,019
Series 2006-9, Class A2
0.288%(c)	04/25/17	Aaa	7	7,447
Series 2010-C, Class A1, 144A
1.91%(c)	12/15/17	Aaa	171	170,847
South Carolina Student Loan Corp., Series 2010-1, Class A1
0.734%(c)	01/25/21	AAA(d)	1,300	1,300,001
Symphony CLO Ltd., Series 2007-3A, Class A1A, 144A(g)
0.526%(c)	05/15/19	Aa1	500	472,900
Wood Street CLO BV, Series II-A, Class, A1
1.388%(c)	03/29/21	Aa1 EUR	248	305,594

TOTAL ASSET-BACKED SECURITIES (cost $10,444,375)				10,428,843

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c)(g) — 0.1%
Charter Communications, Term C
3.56%	09/06/16	Ba1	$997	$983,350
Petroleum Export III Ltd.,
3.802%	03/15/13	BAA(d)	522	519,072
Petroleum Export, Term B
5.00%	12/20/12		800	796,000
RBI Desarrollos, Term Loan
3.302%	12/13/11	BA	900	897,479
Republic of Indonesia, Term Loan F1
1.25%	12/14/19	BB(d)	257	238,060

TOTAL BANK LOANS (cost $3,416,643)				3,433,961

COMMERCIAL MORTGAGE-BACKED
SECURITIES — 0.2%
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4
5.658%(c)	06/10/49	Aa3	100	102,635
Series 2007-4, Class A4
5.742%(c)	02/10/51	A+(d)	100	106,518
Banc of America Large Loan, Inc., Series 2009-UB1, Class A4A, 144A
5.621%(c)	06/24/50	NR	250	266,920
Bear Stearns Commercial Mortgage Securities, Series 2003-GMZ1, Class A2, 144A
1.441%(s)	05/18/11	AAA(d)	500	496,533
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1, 144A
3.156%	07/10/46	Aaa	1,198	1,200,560
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 144A
5.383%(c)	02/15/40	Aaa	100	103,896
Series 2010-UD1, Class A, 144A
5.95%	06/18/17	Aaa	1,100	1,182,076
Credit Suisse Mortgage Capital, Series 2010-RR4, Class 2A
5.467%	07/18/16	Aaa	1,000	1,057,558
Fannie Mae, Series 2010-M7, Class FA
0.861%(c)	11/25/20	Aaa	1,199	1,199,374
GS Mortgage Securities Corp II, Series 2007-EOP, Class A2, 144A
0.396%(c)	03/06/20	Aaa	250	240,802
Series 2010-C1, Class A2, 144A
4.592%	08/10/43	Aaa	1,800	1,817,370
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3, 144A
4.07%	11/15/43	AAA(d)	1,200	1,150,219
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A
0.802%(c)	07/09/21	Aaa	400	386,094
Morgan Stanley Capital I, Series 2007-XLFA, Class A1, 144A
0.321%(c)	10/15/20	Aaa	160	152,308
RBSCF Trust, Series 2010-RR4, Class CMLA, 144A
6.014%(c)	12/16/49	Aaa	100	106,808

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)		Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Vornado DP LLC, Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28	AAA	(d)	$600	$582,284
Wachovia Bank Commercial Mortgage Trust, Series 2004-C14, Class A4
5.088%(c)	08/15/41	Aaa		1,100	1,166,406
Series 2006-WL7A, Class A1, 144A
0.351%(c)	09/15/21	Aaa		510	496,809

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $11,787,281)					11,815,170

CONVERTIBLE BONDS — 0.8%
Aerospace & Defense
Kaman Corp.,
Sr. Unsec’d. Notes, 144A
3.25%	11/15/17	NR		750	792,337

Agriculture
Alliance One International, Inc.,
Sr. Sub. Notes
5.50%	07/15/14	Caa1		450	506,812
Vector Group Ltd.,
Sr. Unsec’d. Notes
3.75%(c)	11/15/14	NR		1,000	1,300,000

					1,806,812

Airlines
AirTran Holdings, Inc.,
Sr. Unsec’d. Notes
5.50%	04/15/15	NR		406	829,762
AMR Corp.,
Gtd. Notes
6.25%	10/15/14	CCC+(d)		1,000	1,132,500

					1,962,262

Auto Components
TRW Automotive, Inc.,
Gtd. Notes, 144A
3.50%	12/01/15	B2		450	865,125

Auto Parts & Equipment
Titan International, Inc.,
Gtd. Notes, 144A
5.625%	01/15/17	B+(d)		1,025	2,152,500

Biotechnology
Enzon Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
4.00%	06/01/13	NR		775	1,029,781
PDL BioPharma, Inc.,
Sr. Notes, 144A
2.875%	02/15/15	NR		475	489,825

					1,519,606

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Building & Construction
Trex Co., Inc.,
Sr. Sub. Notes
6.00%	07/01/12	NR	$500	$627,500

Chemicals
ShengdaTech, Inc.,
Sr. Notes, 144A
6.50%	12/15/15	NR	100	100,375

Commercial Services & Supplies
CBIZ, Inc.,
Sr. Sub. Notes, 144A
4.875%	10/01/15	NR	250	273,802
Coinstar, Inc.,
Sr. Unsec’d. Notes
4.00%	09/01/14	BB+(d)	1,000	1,588,750

				1,862,552

Communications Equipment
Ciena Corp.,
Unsec’d. Notes, 144A
4.00%	03/15/15	NR	275	344,438

Computer Services & Software
Take-Two Interactive Software, Inc.,
Sr. Notes
4.375%	06/01/14	NR	850	1,145,375

Computers & Peripherals
SanDisk Corp.,
Sr. Unsec’d. Notes
1.50%	08/15/17	BB-(d)	200	225,750

Diversified Consumer Services
Regis Corp.,
Sr. Unsec’d. Notes
5.00%	07/15/14	NR	500	638,750

Diversified Financial Services — 0.1%
MF Global Holdings Ltd.,
Sr. Unsec’d. Notes
9.00%	06/20/38	Baa2	1,000	1,197,500
National Financial Partners Corp.,
Sr. Notes, 144A
4.00%	06/15/17	NR	775	958,094
Penson Worldwide, Inc.,
Sr. Unsec’d. Notes, 144A
8.00%	06/01/14	NR	690	627,037

				2,782,631

Electronic Components & Equipment
L-1 Identity Solutions, Inc.,
Sr. Unsec’d. Notes
3.75%	05/15/27	B+(d)	425	423,938

Energy Equipment & Services
Exterran Holdings, Inc.,
Sr. Unsec’d. Notes
4.25%	06/15/14	B+(d)	500	621,250

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Entertainment & Leisure
SouthPeak Interactive Corp., Series A
24.00%	03/15/11	NR	$500	$463,442

Food Products
Chiquita Brands International, Inc.,
Sr. Unsec’d. Notes
4.25%	08/15/16	B(d)	500	484,375
Nash Finch Co.,
Sr. Sub. Notes
1.631%	03/15/35	B3	1,000	506,250
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
3.25%	10/15/13	BB+(d)	875	1,072,969

				2,063,594

Healthcare Equipment & Supplies
Hologic, Inc.,
Sr. Unsec’d. Notes
2.00%	12/15/37	BB+(d)	200	209,000

Healthcare Products
China Medical Technologies, Inc.,
Sr. Unsec’d. Notes, 144A (Cayman Islands)
6.25%	12/15/16	B+(d)	450	453,938

Hotels, Restaurants & Leisure
Gaylord Entertainment Co.,
Gtd. Notes, 144A
3.75%	10/01/14	NR	1,000	1,457,500
MGM Resorts International,
Gtd. Notes, 144A
4.25%	04/15/15	Caa1	500	547,500

				2,005,000

Household Durables
D.R. Horton, Inc.,
Gtd. Notes
2.00%	05/15/14	Ba3	1,000	1,130,000

Industrial Conglomerates
Textron, Inc.,
Sr. Unsec’d. Notes
4.50%	05/01/13	BBB-(d)	1,000	1,900,000

Insurance — 0.1%
American Equity Investment Life Holding Co.,
Sr. Unsec’d. Notes, 144A
5.25%	12/06/29	NR	340	506,175
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
7.00%	12/30/16	Caa1	364	546,826
Sr. Unsec’d. Notes, 144A
7.00%	12/30/16	NR	596	870,160
MGIC Investment Corp.,
Sr. Unsec’d. Notes
5.00%	05/01/17	CCC+(d)	1,000	1,148,750
Radian Group, Inc.,
Sr. Unsec’d. Notes
3.00%	11/15/17	CCC+(d)	400	391,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Insurance (cont’d.)
Stewart Information Services Corp.,
Gtd. Notes
6.00%	10/15/14	NR	$625	$696,594

				4,160,005

Internet & Catalog Retail
priceline.com, Inc.,
Sr. Unsec’d. Notes, 144A
1.25%	03/15/15	BBB-(d)	825	1,210,687

Internet Software & Services
Digital River, Inc.,
Sr. Unsec’d. Notes, 144A
2.00%	11/01/30	NR	300	293,250

IT Services — 0.1%
Alliance Data Systems Corp.,
Sr. Unsec’d. Notes
1.75%	08/01/13	NR	500	536,250
4.75%	05/15/14	NR	1,000	1,642,500
Convergys Corp., Debs.
5.75%	09/15/29	BB-(d)	275	381,219
DST Systems, Inc.,
Sr. Unsec’d. Notes
1.353%(s)	08/15/23	NR	575	639,687

				3,199,656

Leisure Equipment & Products
Eastman Kodak Co.,
Sr. Unsec’d. Notes
7.00%	04/01/17	NR	1,000	1,043,750

Machinery — 0.1%
ArvinMeritor, Inc.,
Gtd. Notes
4.625%	03/01/26	CCC(d)	500	631,875
Terex Corp.,
Sr. Sub. Notes
4.00%	06/01/15	Caa1	1,000	2,041,250

				2,673,125

Marine
Genco Shipping & Trading Ltd.,
Sr. Unsec’d. Notes (Marshall Island)
5.00%	08/15/15	NR	300	306,375

Media — 0.1%
Virgin Media, Inc.,
Sr. Unsec’d. Notes
6.50%	11/15/16	B(d)	1,000	1,655,000
XM Satellite Radio, Inc.,
Sr. Sub. Notes, 144A
7.00%	12/01/14	BB-(d)	1,150	1,411,625

				3,066,625

Metals & Mining — 0.1%
ArcelorMittal,
Sr. Unsec’d. Notes (Luxembourg)
5.00%	05/15/14	Baa3	1,000	1,445,000

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)		Principal Amount (000)#	Value (Note2)

CONVERTIBLE BONDS (continued)
Metals & Mining (cont’d.)
Northgate Minerals Corp.,
Sr. Unsec’d. Notes (Canada)
3.50%	10/01/16	NR		$525	$565,031
RTI International Metals, Inc.,
Gtd. Notes
3.00%	12/01/15	NR		650	673,563
Sterlite Industries India Ltd.,
Sr. Unsec’d. Notes (India)
4.00%	10/30/14	NR		1,000	1,040,000
United States Steel Corp.,
Sr. Unsec’d. Notes
4.00%	05/15/14	Ba2		1,000	1,940,000

					5,663,594

Oil, Gas & Consumable Fuels — 0.1%
Green Plains Renewable Energy, Inc.,
Sr. Unsec’d. Notes, 144A
5.75%	11/01/15	NR		525	545,344
Petrominerales Ltd.,
Sr. Unsec’d. Notes (Bahamas)
2.625%	08/25/16	NR		300	337,728
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
2.875%	01/15/38	Bb+		1,000	1,513,750

					2,396,822

Pharmaceuticals
King Pharmaceuticals, Inc.,
Gtd. Notes
1.25%	04/01/26	BB	(d)	1,296	1,287,900
MannKind Corp.,
Sr. Unsec’d. Notes, 144A
5.75%	08/15/15	NR		380	495,140

					1,783,040

Professional Services
FTI Consulting, Inc.,
Gtd. Notes
3.75%	07/15/12	B1		136	174,080

Real Estate Investment Trusts — 0.1%
Annaly Capital Management, Inc.,
Sr. Unsec’d. Notes
4.00%	02/15/15	NR		1,000	1,161,250
BioMed Realty LP,
Gtd. Notes, 144A
3.75%	01/15/30	NR		900	1,039,500
Developers Diversified Realty Corp.,
Sr. Unsec’d. Notes
1.75%	11/15/40	NR		175	185,281
Host Hotels & Resorts LP,
Gtd. Notes, 144A
2.50%	10/15/29	BB+	(d)	675	950,906
Kilroy Realty LP,
Gtd. Notes, 144A
4.25%	11/15/14	NR		100	115,000

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)		Principal Amount (000)#	Value (Note2)

CONVERTIBLE BONDS (continued)
Real Estate Investment Trusts (cont’d.)
SL Green Operating Partnership LP,
Gtd. Notes, 144A
3.00%	10/15/17	NR		$100	$102,370

					3,554,307

Retail & Merchandising
Saks, Inc.,
Notes, 144A
7.50%	12/01/13	NR		200	421,000

Road & Rail
Hertz Global Holdings, Inc.,
Sr. Unsec’d. Notes
5.25%	06/01/14	B-	(d)	1,000	1,917,500

Semiconductors & Semiconductor Equipment
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.25%	10/15/13	B+	(d)	100	176,000
Rambus, Inc.,
Sr. Unsec’d. Notes
5.00%	06/15/14	NR		750	975,937

					1,151,937

Specialty Retail
Sonic Automotive, Inc.,
Sr. Unsec’d. Notes
5.00%	10/01/29	B-	(d)	1,000	1,242,500

Telecommunications
ADC Telecommunications, Inc.,
Sub. Notes
3.50%	07/15/15	NR		175	175,000
3.50%	07/15/17	NR		180	180,000
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
6.50%	10/01/16	CCC	(d)	300	323,625

					678,625

Thrifts & Mortgage Finance
China Linen
7.50%	11/02/12	NR		200	201,561

Trading Companies & Distributors
United Rentals, Inc.,
Sr. Unsec’d. Notes
4.00%	11/15/15	B	(d)	700	1,537,375

Transportation
Ultrapetrol Bahamas Ltd.,
Sr. Notes, 144A (Bahamas)
7.25%	01/15/17	NR		100	105,375

Wireless Telecommunication Services
NII Holdings, Inc.,
Sr. Unsec’d. Notes
3.125%	06/15/12	B-	(d)	250	245,313

TOTAL CONVERTIBLE BONDS (cost $55,108,712)					63,122,677

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS — 4.2%
Agriculture
North Atlantic Trading Co.,
Sr. Sec’d. Notes, 144A
10.00%	03/01/12	NR	$255	$239,700
Vector Group Ltd.,
Gtd. Notes, 144A
11.00%	08/15/15	B1	175	179,813

				419,513

Airlines
American Airlines Equipment Trust 1990, Equipment Trust
10.50%	09/15/11	Caa1	275	277,406
AMR Corp.,
Sr. Unsec’d. Notes, MTN
10.40%	03/10/11	CCC+(d)	265	267,319
Continental Airlines UAL
6.86%	04/22/14	NR	775	775,000

				1,319,725

Building & Construction — 0.1%
BAA Funding Ltd.,
Sr. Sec’d. Notes (United Kingdom)
3.975%	02/15/14	A-(d) EUR	900	1,221,175
Corp. GEO SAB de CV, (Mexico)
Gtd. Notes (g)
8.875%	09/25/14	Ba3	500	561,250
Gtd. Notes, 144A
8.875%	09/25/14	Ba3	400	449,000
9.25%	06/30/20	Ba3	400	453,000
Desarrolladora Homex SAB de CV,
Gtd. Notes, 144A (Mexico)
9.50%	12/11/19	Ba3	2,150	2,441,334
Hanson Australia Funding Ltd.,
Gtd. Notes (Australia)
5.25%	03/15/13	Ba3	600	612,000
Urbi Desarrollos Urbanos SAB de CV, (Mexico)
Gtd. Notes
8.50%	04/19/16	Ba3	200	212,000
Gtd. Notes, 144A
9.50%	01/21/20	Ba3	200	228,500

				6,178,259

Chemicals
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
2.536%(c)	08/08/11	Baa3	1,000	1,010,648
Nalco Co.,
Gtd. Notes
8.875%	11/15/13	B1	475	482,422

				1,493,070

Commercial Banks — 0.4%
Banco do Brasil SA,
Sr. Unsec’d. Notes, 144A (Brazil)
4.50%	01/22/15	Baa2	2,500	2,600,000
6.00%	01/22/20	Baa2	300	321,366

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (cont’d.)
Banco Mercantil del Norte SA,
Sr. Unsec’d. Notes, 144A (Mexico)
4.375%	07/19/15	A3	$200	$202,991
Banco Santander Chile,
Sr. Unsec’d. Notes, 144A (Chile)
3.75%	09/22/15	Aa3	1,000	999,914
Bank of Montreal, Covered Bonds, 144A (Canada)
2.85%	06/09/15	Aaa	1,000	1,015,793
Banque Centrale de Tunisie,
Sr. Unsec’d. Notes (Tunisia)
3.28%	08/09/27	BBB(d) JPY	100,000	963,326
7.375%	04/25/12	Baa2	1,250	1,333,762
BBVA Bancomer SA,
Jr. Sub. Notes, 144A (Mexico)
7.25%	04/22/20	A3	300	317,341
Continental Senior Trustees Cayman Ltd.,
Sr. Sec’d. Notes, 144A (Cayman Islands)(g)
5.50%	11/18/20	BBB-(d)	600	585,606
Dexia Municipal Agency, Covered Bonds, MTN (France)
4.75%	06/06/11	Aaa EUR	100	135,542
Fortis Bank Nederland NV,
Gov’t. Liquid Gtd. Notes, MTN (Netherlands)
3.375%	05/19/14	Aaa EUR	4,700	6,532,097
Kreditanstalt Fuer Wiederaufbau, (Germany)
Gov’t. Gtd. Notes, 144A
1.25%	06/17/13	Aaa EUR	400	533,882
3.875%	01/21/19	Aaa EUR	400	560,591
Gov’t. Gtd. Notes, 144A, MTN
4.375%	07/04/18	Aaa EUR	1,700	2,463,041
Russian Agricultural Bank OJSC Via RSHB Capital SA, (Luxembourg)
Sr. Sec’d. Notes
7.175%	05/16/13	A3	2,000	2,132,000
Sr. Sec’d. Notes, 144A
6.299%	05/15/17	Baa1	2,500	2,512,500
Sberbank Via SB Capital SA,
Sr. Unsec’d. Notes (Luxembourg)
5.499%	07/07/15	A3	2,000	2,047,500
Sparebanken 1 Boligkreditt, Covered Bonds, MTN (Norway)
4.00%	06/15/11	Aaa EUR	200	270,198
UBS AG,
Sr. Unsec’d. Notes (Switzerland)
2.25%	08/12/13	Aa3	1,100	1,109,387
VTB Bank Via VTB Capital SA,
Sr. Unsec’d. Notes (Luxembourg)
6.609%	10/31/12	A2	2,000	2,127,500

				28,764,337

Distribution/Wholesale
Baker & Taylor, Inc., Sec. Notes, 144A
11.50%	07/01/13	B3	375	306,563

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services — 0.7%
AK Transneft OJSC Via TransCapitalInvest Ltd., (Ireland)
Gtd. Notes
8.70%	08/07/18	Baa1	$2,800	$3,447,500
Sec’d. Notes
6.103%	06/27/12	A2	1,600	1,680,720
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
0.381%(c)	02/24/12	A2	200	199,365
American General Finance Corp.,
Sr. Unsec’d. Notes
4.625%	06/22/11	B3 EUR	800	1,054,244
AngloGold Ashanti Holdings PLC,
Gtd. Notes (United Kingdom)
5.375%	04/15/20	Baa3	300	312,000
6.50%	04/15/40	Baa3	200	204,453
Axiata SPV1 Labuan Ltd.,
Gtd. Notes (Malaysia)
5.375%	04/28/20	Baa2	700	712,378
BA Covered Bond Issuer,
Covered Bonds, MTN
4.125%	04/05/12	Aa1 EUR	1,200	1,640,340
BM&FBovespa SA,
Sr. Unsec’d. Notes, 144A (Brazil)
5.50%	07/16/20	Baa2	300	305,269
DanFin Funding Ltd.,
Gov’t. Liquid Gtd. Notes, 144A (Ireland)
0.989%(c)	07/16/13	Aaa	400	399,527
Fibria Overseas Finance Ltd.,
Gtd. Notes, 144A (Cayman Islands)
7.50%	05/04/20	Ba1	600	630,000
Gazprom Via White Nights Finance BV,
Sec’d. Notes (Netherlands)
10.50%	03/08/14	Baa1	2,000	2,394,800
Intergas Finance BV,
Gtd. Notes (Netherlands)
6.875%	11/04/11	Baa1	105	108,938
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.50%	09/01/14	Ba3	400	424,000
6.75%	09/01/16	Ba3	400	427,000
7.125%	09/01/18	Ba3	100	106,250
Sr. Unsec’d. Notes
5.875%	05/01/13	B1	700	707,875
6.375%	03/25/13	B1	1,700	1,742,500
Sr. Unsec’d. Notes, MTN
5.625%	09/20/13	B1	500	502,500
IPIC GMTN Ltd., (g)
Gtd. Notes, 144A (Cayman Islands)
3.125%	11/15/15	Aa3	250	245,403
5.00%	11/15/20	Aa3	900	881,913
Jack Cooper Holdings Corp.,
Sr. Sec’d. Notes, 144A
12.75%	12/15/15	NR	200	198,000
JPMorgan Chase & Co.,
Jr. Sub. Notes
7.90%(c)	04/29/49	A1	800	850,392

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Sr. Unsec’d. Notes
4.95%	03/25/20	Aa3	$500	$513,285
6.30%	04/23/19	Aa3	400	455,302
Kazakhstan Temir Zholy Finance BV,
Gtd. Notes, 144A (Netherlands)
6.375%	10/06/20	Baa3	600	626,280
Landry’s Holdings, Inc.,
Sr. Sec’d. Notes, 144A
11.50%	06/01/14	Caa1	205	200,900
LeasePlan Corp. NV, (Netherlands)
Gov’t. Liquid Gtd. Notes, 144A
3.00%	05/07/12	Aaa	300	308,209
Gov’t. Liquid Gtd. Notes, MTN
3.25%	05/22/14	Aaa EUR	200	276,437
Macquarie Bank Ltd., (Australia)
Gov’t. Liquid Gtd. Notes (g)
4.10%	12/17/13	Aaa	2,300	2,468,813
Gov’t. Liquid Gtd. Notes, 144A
2.60%	01/20/12	Aaa	200	203,823
Merrill Lynch & Co., Inc.,
Notes, MTN
0.533%(c)	06/05/12	A2	300	297,187
6.875%	04/25/18	A2	1,000	1,094,358
Sr. Unsec’d. Notes, MTN
0.92%(c)	02/21/12	A(d) GBP	100	152,509
1.328%(c)	05/30/14	A2 EUR	500	625,393
1.764%(c)	09/27/12	A2 EUR	400	517,572
6.05%	08/15/12	A2	1,600	1,694,238
6.75%	05/21/13	A2 EUR	400	565,448
Sr. Unsub. Notes, MTN
1.243%(c)	10/31/11	A2 EUR	100	131,117
Sub. Notes, MTN
1.578%(c)	09/14/18	A3 EUR	600	626,196
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
0.539%(c)	01/09/12	A2	600	599,531
1.331%(c)	11/29/13	A2 EUR	1,500	1,910,300
1.357%(c)	03/01/13	A2 EUR	600	765,879
2.786%(c)	05/14/13	A2	400	414,511
Odebrecht Drilling Norbe VIII/IX Ltd.,
Sr. Sec’d. Notes, 144A (Cayman Islands)
6.35%	06/30/21	Baa3	1,600	1,664,000
QNB Finance Ltd.,
Bank Gtd. Notes (Cayman Islands)
3.125%	11/16/15	Aa3	300	293,250
RZD Capital Ltd.,
Notes, MTN (Ireland)
5.739%	04/03/17	Baa1	4,100	4,260,720
UCI Holdco, Inc.,
Sr. Unsec’d. Notes, PIK
9.25%	12/15/13	Caa1	512	510,283
Vnesheconombank Via VEB Finance Ltd.,
Bank Gtd. Notes, 144A (Ireland)(g)
6.80%	11/22/25	Baa1	700	705,996
Waha Aerospace BV, (Netherlands)
Gov’t. Gtd. Notes
3.925%	07/28/20	Aa2	1,300	1,296,692

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Gov’t. Gtd. Notes, 144A
3.925%	07/28/20	Aa2	$700	$705,754

				43,059,350

Diversified Operations — 0.1%
Noble Group Ltd., (Bermuda)
Sr. Unsec’d. Notes
6.75%	01/29/20	Baa3	1,900	2,104,288
Sr. Unsec’d. Notes, 144A
6.75%	01/29/20	Baa3	400	443,009

				2,547,297

Electric — 0.2%
AES Andres Dominicana/Itabo Dominicana,
Gtd. Notes, 144A (Cayman Islands)(g)
9.50%	11/12/20	B-(d)	1,900	1,976,000
Centrais Eletricas Brasileiras SA, (Brazil)
Sr. Unsec’d. Notes (g)
6.875%	07/30/19	BBB-(d)	400	452,000
Sr. Unsec’d. Notes, 144A
6.875%	07/30/19	BBB-(d)	1,200	1,356,000
Dynegy Holdings, Inc.,
Sr. Unsec’d. Notes
6.875%	04/01/11	Caa2	25	25,000
E.Cl SA,
Notes, 144A (Chile)(g)
5.625%	01/15/21	BBB-(d)	800	793,239
Korea Hydro & Nuclear Power Co. Ltd., (South Korea)
Sr. Unsec’d. Notes
6.25%	06/17/14	A1	1,700	1,865,665
Sr. Unsec’d. Notes, 144A
6.25%	06/17/14	A1	700	768,215
Listrindo Capital BV,
Gtd. Notes (Netherlands)
9.25%	01/29/15	Ba2	100	112,787
Majapahit Holding BV, (Netherlands)
Gtd. Notes
7.25%	10/17/11	Ba3	900	937,539
7.25%	06/28/17	Ba2	100	113,236
7.75%	10/17/16	Ba3	100	115,679
7.75%	01/20/20	Ba2	2,250	2,593,125
Gtd. Notes, 144A
7.25%	06/28/17	Ba2	1,000	1,135,000
7.75%	10/17/16	Ba2	100	115,500
7.75%	01/20/20	Ba2	200	230,500
Mirant North America LLC,
Gtd. Notes
7.375%	12/31/13	NR	772	786,545
Puget Energy, Inc.,
Sr. Sec’d. Notes, 144A
6.50%	12/15/20	Ba2	600	593,167

				13,969,197

Electric Utilities
Enersis SA,
Sr. Unsec’d. Notes (Cayman Islands)
7.375%	01/15/14	Baa3	1,100	1,215,734

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Energy — Alternate Sources
LDK Solar Co. Ltd.,
Sr. Unsec’d. Notes
4.75%	04/15/13	NR	$325	$318,906

Entertainment & Leisure
Pegasus Solutions, Inc.,
Sr. Sec’d. Notes, 144A, PIK
13.00%	04/15/14	NR	347	298,055

Financial — Bank & Trust — 1.1%
Abbey National Treasury Services PLC, Covered Bonds, MTN (United Kingdom)
3.625%	10/05/17	Aaa EUR	800	1,035,586
ABN Amro Bank NV, Covered Bonds, MTN (Netherlands)
3.25%	01/18/13	Aaa EUR	300	411,521
Achmea Hypotheekbank NV,
Gov’t. Liquid Gtd. Notes, 144A (Netherlands)
3.20%	11/03/14	Aaa	400	416,170
Ally Credit Canada Ltd.,
Gtd. Notes, MTN (Canada)
6.00%	05/23/12	B3 EUR	900	1,211,698
Ally Financial, Inc.,
FDIC Gtd. Notes
1.75%	10/30/12	Aaa	700	712,398
Gtd. Notes
6.00%	12/15/11	B3	110	112,750
6.875%	09/15/11	B3	500	513,750
6.875%	08/28/12	B3	1,300	1,358,500
Sr. Unsec’d. Notes
6.625%	05/15/12	B3	600	618,520
6.875%	09/15/11	B3	500	513,003
Sr. Unsec’d. Notes, MTN
5.375%	06/06/11	B3 EUR	1,400	1,870,832
Banco del Estado de Chile,
Sr. Unsec’d. Notes, 144A (Chile)
4.125%	10/07/20	Aa3	600	570,737
Banco Nacional de Desenvolvimento Economico e Social, Bonds (Brazil)
4.125%	09/15/17	Baa2 EUR	400	521,160
Bank of Scotland PLC, Covered Bonds, MTN (United Kingdom)
4.375%	07/13/16	Aaa EUR	100	137,077
BNP Paribas Home Loan Covered Bonds SA, Covered Bonds, MTN (France)
3.00%	07/23/13	Aaa EUR	300	409,994
4.125%	01/24/11	Aaa EUR	100	133,841
4.75%	05/28/13	Aaa EUR	200	284,995
BPCE SA,
Sr. Unsec’d. Notes, 144A (France)
2.375%	10/04/13	Aa3	1,500	1,494,409
Cemex Finance LLC,
Sr. Sec’d. Notes, 144A
9.50%	12/14/16	B(d)	600	618,305
Cie de Financement Foncier, (France) Covered Bonds, 144A
1.625%	07/23/12	Aaa	1,600	1,607,509
2.50%	09/16/15	Aaa	900	877,274

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Financial — Bank & Trust (cont’d.)
Covered Bonds, MTN
3.875%	02/11/11	Aaa EUR	700	$938,074
Citigroup, Inc.,
Sr. Sub. Notes
0.572%(c)	06/09/16	Baa1	$900	803,093
Sr. Unsec’d. Notes
5.25%	02/27/12	A3	300	312,698
5.50%	10/15/14	A3	400	430,979
Sr. Unsec’d. Notes, MTN
0.839%(c)	08/10/11	A3 GBP	100	153,931
1.25%(c)	02/09/16	Aa3 EUR	200	246,445
6.40%	03/27/13	A3 EUR	100	142,586
7.375%	06/16/14	A3 EUR	800	1,182,362
Unsec’d. Notes
2.286%(c)	08/13/13	A3	500	508,453
Compagnie de Financement Foncier, Covered Bonds, MTN (France)
4.00%	07/21/11	Aaa EUR	100	135,621
Dexia Credit Local, Gov’t. Liquid Gtd. Notes, 144A (France)
0.703%(c)	03/05/13	Aa1	300	298,999
0.768%(c)	04/29/14	Aa1	1,500	1,494,142
2.75%	01/10/14	Aa1	1,000	1,015,301
DnB NOR Boligkreditt, (Norway) Covered Bonds, 144A
2.10%	10/14/16	Aaa	1,200	1,141,196
Covered Bonds, MTN
2.375%	07/20/16	Aaa EUR	100	128,916
4.625%	07/03/13	Aaa EUR	800	1,118,277
Export-Import Bank of Korea,
Sr. Unsec’d. Notes (South Korea)
1.352%(c)	03/13/12	A1	800	799,514
5.125%	06/29/20	A1	500	514,833
HBOS Euro Finance LP, Limited Gtd. Notes (United Kingdom)
7.627%(c)	12/29/49	A1 EUR	300	344,768
HSBC Finance Corp.,
Sr. Unsec’d. Notes
0.639%(c)	07/19/12	A3	500	496,155
IKB Deutsche Industriebank AG, Gov’t. Liquid Gtd. Notes (Germany)
2.875%	01/27/12	Aaa EUR	1,600	2,178,029
ING Bank Australia Ltd., Gov’t. Liquid Gtd. Notes (Australia)
5.432%(c)	08/28/13	AAA(d) AUD	500	510,478
5.617%(c)	06/24/14	AAA(d) AUD	1,200	1,234,046
ING Bank NV, (Netherlands) Covered Bonds, 144A (g)
2.50%	01/14/16	Aaa	1,100	1,068,038
Sr. Unsec’d. Notes, 144A
1.103%(c)	03/30/12	Aa3	1,300	1,295,509
Investec Bank Australia Ltd., Gov’t. Liquid Gtd. Notes (Australia)
5.00%	02/27/14	Aaa AUD	700	697,342
Lloyds TSB Bank PLC, Jr. Sub. Notes, 144A (United Kingdom)
12.00%(c)	12/29/49	Ba1	200	216,315

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Financial — Bank & Trust (cont’d.)
National Australia Bank Ltd., Gov’t. Liquid Gtd. Notes, 144A (Australia)
0.79%(c)	07/08/14	Aaa	$2,000	$2,021,548
NIBC Bank NV, Gov’t. Liquid Gtd. Notes, 144A (Netherlands)
2.80%	12/02/14	Aaa	1,500	1,546,123
Nykredit Realkredit A/S, Covered Bonds (Denmark)
1.00%	01/01/11	AAA(d) EUR	2,600	3,474,403
4.00%	01/01/11	Aaa DKK	1,000	179,274
Rabobank Nederland NV, Jr. Sub. Notes, 144A (Netherlands)
11.00%(c)	06/29/49	A2	500	646,250
Royal Bank of Scotland Group PLC, (United Kingdom) Gov’t. Liquid Gtd. Notes, 144A
0.554%(c)	03/30/12	Aaa	2,700	2,698,407
Jr. Sub. Notes, 144A
6.99%	10/29/49	A1	400	308,000
Royal Bank of Scotland PLC (The), (United Kingdom) Bank Gtd. Notes
4.875%	03/16/15	Aa3	300	306,877
Covered Bonds, MTN
2.75%	06/18/13	Aaa EUR	900	1,206,137
Gov’t. Liquid Gtd. Notes, 144A
1.45%	10/20/11	Aaa	1,500	1,508,422
3.00%	12/09/11	Aaa	100	102,082
Gov’t. Liquid Gtd. Notes, MTN
3.75%	11/14/11	Aaa EUR	500	682,588
4.125%	11/14/11	Aaa GBP	2,400	3,840,460
4.375%	03/27/12	AAA(d) AUD	400	403,820
Gtd. Notes
2.704%(c)	08/23/13	Aa3	2,600	2,639,991
Santander US Debt SA Unipersonal, Bank Gtd. Notes, 144A (Spain)
1.103%(c)	03/30/12	Aa2	1,100	1,087,220
SNS Bank NV, Gov’t. Liquid Gtd. Notes, MTN (Netherlands)
3.50%	03/10/14	AAA(d) EUR	300	420,075
Stadshypotek AB, Covered Bonds, 144A (Sweden)
0.853%(c)	09/30/13	Aaa	600	600,000
1.45%	09/30/13	Aaa	600	599,275
State Bank of India,
Sr. Unsec’d. Notes, 144A (India)
4.50%	07/27/15	Baa2	2,100	2,142,420
Suncorp Group Ltd., (Australia) Gov’t. Liquid Gtd. Notes
5.46%(c)	09/11/13	Aaa AUD	1,000	1,023,922
Gov’t. Liquid Gtd. Notes, MTN
4.00%	01/16/14	Aaa GBP	700	1,146,765
Swedbank Hypotek AB, Covered Bonds, MTN (Sweden)
4.625%	05/23/11	Aaa EUR	100	135,244
Wachovia Corp.,
Sr. Unsec’d. Notes
0.418%(c)	04/23/12	A1	2,000	1,997,610
Sr. Unsec’d. Notes, MTN
2.057%(c)	05/01/13	A1	1,600	1,645,040

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Financial — Bank & Trust (cont’d.)
Westpac Banking Corp.,
Gov’t. Liquid Gtd. Notes, 144A (Australia)
0.492%(c)	12/14/12	Aaa	$3,100	$3,100,905
3.585%	08/14/14	Aaa	400	426,348
Westpac Securities NZ Ltd.,
Gov’t. Liquid Gtd. Notes, 144A (New Zealand)
2.50%	05/25/12	Aaa	200	204,658
WM Covered Bond Program,
Covered Bonds, MTN
3.875%	09/27/11	AA(d) EUR	1,700	2,300,567
4.375%	05/19/14	AA(d) EUR	300	416,961

				73,647,521

Financial Services — 0.3%
CEDC Finance Corp. International, Inc.,
Sr. Sec’d. Notes, 144A
9.125%	12/01/16	B1	200	212,500
Countrywide Financial Corp.,
Gtd. Notes, MTN
0.726%(c)	05/07/12	A2	1,300	1,284,193
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
7.50%	08/01/12	Ba2	800	850,567
General Electric Capital Corp.,
FDIC Gtd. Notes, MTN
0.304%(c)	12/21/12	Aaa	3,000	3,000,504
0.466%(c)	06/01/12	Aaa	3,500	3,508,096
2.625%	12/28/12	Aaa	600	622,311
Sr. Unsec’d. Notes, MTN
0.304%(c)	09/20/13	Aa2	1,300	1,251,887
German Postal Pensions Securitisation PLC,
Gtd. Notes (Ireland)
2.75%	01/18/11	Aaa EUR	1,100	1,470,322
Interoceanica IV Finance Ltd.,
Sr. Sec’d. Notes, 144A (Cayman Islands)
6.065%(s)	11/30/18	Baa3	272	214,511
Interoceanica V Finance Ltd.,
Sr. Sec’d. Notes, 144A (Cayman Islands)
8.453%(s)	05/15/30	NR	400	121,420
LBG Capital No.1 PLC,
Bank Gtd. Notes, 144A (United Kingdom)
8.50%	12/14/49	B+(d)	300	265,342
Peru Enhanced Pass-Through Finance Ltd.,
Sr. Sec’d. Notes, 144A (Cayman Islands)
5.249%(s)	05/31/18	Baa3	403	331,560
Temasek Financial I Ltd., (Singapore)
Gtd. Notes
5.375%	11/23/39	Aaa	400	412,755
Gtd. Notes, 144A
4.30%	10/25/19	Aaa	250	254,447
5.375%	11/23/39	Aaa	250	257,972
TNK-BP Finance SA,
Gtd. Notes (Luxembourg)
6.625%	03/20/17	Baa2	1,200	1,275,000
7.25%	02/02/20	Baa2	800	870,000
7.875%	03/13/18	Baa2	2,800	3,174,640

				19,378,027

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Food Products
AmeriQual Group LLC and AmeriQual Finance Corp.,
Sr. Sec’d. Notes, 144A
9.50%	04/01/12	Caa2	$310	$303,800
WM Wrigley Jr. Co.,
Sec. Notes, 144A
1.678%(c)	06/28/11	Baa2	500	500,230

				804,030

Forest & Paper Products
Appleton Papers, Inc.,
Sr. Sec’d. Notes, 144A
11.25%	12/15/15	B3	255	204,000

Forest Products
Sino-Forest Corp.,
Gtd. Notes, 144A (Canada)
6.25%	10/21/17	Ba2	700	706,125

Healthcare Products
Merge Healthcare, Inc.,
Sr. Sec’d. Notes
11.75%	05/01/15	B2	255	271,575

Healthcare Providers & Services
Adcare Health Systems,
Unsec’d. Notes
10.00%	10/26/13	NR	200	205,220
US Oncology Holdings, Inc.,
Sr. Unsec’d. Notes, PIK
6.737%	03/15/12	Caa1	777	782,827

				988,047

Holding Companies — Diversified — 0.1%
Hutchison Whampoa International Ltd.,
Gtd. Notes (Cayman Islands)
5.75%	09/11/19	A3	1,400	1,499,288
Sinochem Overseas Capital Co. Ltd.,
Gtd. Notes, 144A (British Virgin Islands)(g)
4.50%	11/12/20	Baa1	800	788,507

				2,287,795

Hotels, Restaurants & Leisure
Mandalay Resort Group,
Gtd. Notes
6.375%	12/15/11	Caa1	375	377,344

Insurance — 0.1%
American International Group, Inc.,
Jr. Sub. Debs.
8.175%(c)	05/15/68	Ba2	100	106,481
Jr. Sub. Notes
5.75%(c)	03/15/67	Baa2 GBP	400	492,672
8.625%(c)	05/22/68	Baa2 GBP	1,100	1,680,699
Sr. Unsec’d. Notes
6.25%	05/01/36	A3	800	767,858
Sr. Unsec’d. Notes, MTN
5.85%	01/16/18	A3	100	103,114

				3,150,824

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Investment Companies
Allied Capital Corp.,
Sr. Notes
6.00%	04/01/12		Ba1	$175	$179,520
FIH Erhvervsbank A/S,
Gov’t. Liquid Gtd. Notes (Denmark)
2.00%	06/12/13		Aaa	100	101,661
Offshore Group Investments Ltd.,
Sr. Sec’d. Notes (Cayman Islands)
11.50%	08/01/15		B3	255	276,675

					557,856

Machinery
Thermadyne Holdings Corp.,
Gtd. Notes
10.00%	02/01/14		Caa1	358	365,160

Media
Clear Channel Communications, Inc.,
Sr. Unsec’d. Notes
6.25%	03/15/11		Ca	50	49,875
Columbus International, Inc.,
Sr. Sec’d. Notes (Barbados)
11.50%	11/20/14		B2	700	777,000
MediMedia USA, Inc.,
Sr. Sub. Notes
11.375%	11/15/14		Caa2	300	258,000
Videotron Ltee,
Gtd. Notes (Canada)
6.875%	01/15/14		Ba1	100	101,250

					1,186,125

Metals & Mining — 0.2%
Adaro Indonesia PT,
Gtd. Notes (Indonesia)
7.625%	10/22/19		Ba1	900	983,250
ALROSA Finance SA,
Gtd. Notes (Luxembourg)(g)
7.75%	11/03/20		Ba3	900	945,327
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes (Chile)
5.625%	09/21/35		A1	600	613,206
CSN Islands IX Corp.,
Gtd. Notes (Cayman Islands)
10.50%	01/15/15		Ba1	700	864,500
CSN Islands XI Corp.,
Gtd. Notes (Cayman Islands)
6.875%	09/21/19	(g)	BBB-(d)	1,800	1,944,000
6.875%	09/21/19		Ba1	2,000	2,160,000
Gerdau Holdings, Inc.,
Gtd. Notes (Brazil)
7.00%	01/20/20		BBB-(d)	300	330,000
Gold Fields Orogen Holding BVI Ltd., Gtd. Notes
4.875%	10/07/20		Baa3	1,100	1,052,298
GTL Trade Finance, Inc.,
Gtd. Notes (British Virgin Islands)
7.25%	10/20/17		BBB-(d)	2,100	2,310,000

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining (cont’d.)
Vale Overseas Ltd.,
Gtd. Notes (Cayman Islands)
4.625%	09/15/20		Baa2	$500	$496,214
6.875%	11/10/39		Baa2	1,300	1,436,409
8.25%	01/17/34		Baa2	1,200	1,492,448

					14,627,652

Multiline Retail
JC Penney Corp., Inc.,
Sr. Unsec’d. Notes
7.95%	04/01/17		Ba1	1,000	1,090,000

Oil, Gas & Consumable Fuels — 0.8%
Black Elk Energy Offshore Operations LLC/Black Elk Finance Corp.,
Sr. Sec’d. Notes
13.75%	12/01/15		Caa2	600	597,000
BP Capital Markets PLC, (United Kingdom)
Gtd. Notes
3.125%	10/01/15		A2	1,000	999,313
Gtd. Notes, MTN
3.83%	10/06/17		A2 EUR	100	133,649
Compton Petroleum Finance Corp.,
Gtd. Notes (Canada)
10.00%	09/15/11		NR	425	386,750
Ecopetrol SA,
Sr. Unsec’d. Notes (Colombia)
7.625%	07/23/19		Baa2	4,100	4,735,500
Floatel Superior Ltd.,
Sec’d. Notes (Bermuda)
13.00%	09/02/15		NR	200	214,000
Gazprom Via Gaz Capital SA, (Luxembourg)
Gtd. Notes
8.146%	04/11/18		A3	4,000	4,622,000
Gtd. Notes, 144A (g)
5.092%	11/29/15		Baa1	1,500	1,533,750
Sec’d. Notes
8.125%	07/31/14		Baa1	500	563,500
Golden Close Maritime Corp.,
Notes (Bermuda)
11.00%	12/09/15		NR	300	310,500
Indian Oil Corp Ltd., Bonds (India)
4.75%	01/22/15		Baa3	200	205,835
Interoil Exploration and Production ASA,
Sr. Unsec’d. Notes (Norway)
15.00%	03/14/14		NR NOK	1,000	176,519
KazMunayGas National Co., (Kazakhstan) Notes
7.00%	05/05/20		Baa2	3,200	3,328,000
Sr. Unsec’d. Notes, 144A
6.375%	04/09/21	(g)	Baa3	4,300	4,262,375
7.00%	05/05/20		Baa3	900	936,000
Nakilat, Inc.,
Sr. Sec’d. Notes (Qatar)(g)
6.067%	12/31/33		Aa2	100	105,000
Panoro Energy ASA,
Sr. Sec’d. Notes, 144A (Norway)
12.00%	11/15/18		NR	300	300,000

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Pemex Project Funding Master Trust,
Gtd. Notes
5.50%	02/24/25	Baa1 EUR	300	$393,155
5.75%	03/01/18	Baa1	$400	427,675
6.625%	06/15/35	Baa1	2,400	2,441,986
Petrobras International Finance Co.,
Gtd. Notes (Cayman Islands)
6.875%	01/20/40	Baa1	400	420,161
7.875%	03/15/19	Baa1	3,330	3,936,626
Petroleos de Venezuela SA, (Venezuela)
Gtd. Notes
5.50%	04/12/37	B+(d)	200	92,500
Sr. Unsec’d. Notes
5.00%	10/28/15	NR	900	513,000
Petroleos Mexicanos,
Gtd. Notes (Mexico)
5.50%	01/21/21	Baa1	4,300	4,353,750
8.00%	05/03/19	Baa1	2,900	3,494,500
Petroleum Co. of Trinidad & Tobago Ltd.,
Sr. Unsec’d. Notes (Trinidad & Tobago)
9.75%	08/14/19	Baa3	2,000	2,400,000
Petroleum Export Ltd.,
Sr. Sec’d. Notes (Cayman Islands)(g)
5.265%	06/15/11	Baa1	26	25,989
Petronas Capital Ltd.,
Gtd. Notes (Malaysia)
5.25%	08/12/19	A-(d)	1,200	1,287,082
Polarcus Alima A/S,
Gtd. Notes (Norway)
12.50%	10/29/15	NR	400	408,000
Ras Laffan Liquefied Natural Gas Co. Ltd. II,
Bonds (Qatar)(g)
5.298%	09/30/20	Aa3	1,298	1,369,132
Ras Laffan Liquefied Natural Gas Co. Ltd. III,
Sr. Sec’d. Notes (Qatar)(g)
6.75%	09/30/19	Aa2	2,500	2,887,292
Sevan Marine ASA,
Sr. Unsec’d. Notes (Norway)
14.00%	12/22/14	NR NOK	1,500	257,067
Tengizchevroil Finance Co. SARL,
Sr. Sec’d. Notes (Luxembourg)(g)
6.124%	11/15/14	Baa3	801	836,570
Transocean, Inc.,
Gtd. Notes (Cayman Islands)
4.95%	11/15/15	Baa3	300	310,038

				49,264,214

Paper & Forest Products
Celulosa Arauco y Constitucion SA, (Chile)
Sr. Unsec’d. Notes
7.25%	07/29/19	Baa2	400	459,578
Sr. Unsec’d. Notes, 144A
5.00%	01/21/21	Baa2	100	100,027

				559,605

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate
Qatari Diar Finance QSC,
Gov’t. Gtd. Notes, 144A (Qatar)
5.00%	07/21/20	Aa2	$1,500	$1,492,878

Real Estate Investment Trusts
Rouse Co. LP (The),
Sr. Unsec’d. Notes
6.75%	11/09/15	BB+(d)	255	263,925

Retail & Merchandising
Dollar General Corp.,
Gtd. Notes
10.625%	07/15/15	B1	510	554,625
New Albertsons, Inc.,
Unsec’d. Notes
7.50%	02/15/11	B2	600	600,750
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
9.25%	11/15/14	B3	755	792,750

				1,948,125

Savings & Loan
Nationwide Building Society, (United Kingdom)
Covered Bonds
2.875%	09/14/15	Aaa EUR	400	525,463
Covered Bonds, MTN
4.125%	02/27/12	Aaa EUR	400	546,411
Western Corporate Federal Credit Union,
Gov’t. Gtd. Notes
1.75%	11/02/12	Aaa	500	509,042

				1,580,916

Telecommunications — 0.1%
Embarq Corp.,
Sr. Unsec’d. Notes
7.082%	06/01/16	Baa3	1,100	1,216,499
Global Crossing UK Finance PLC,
Sr. Sec’d. Notes (United Kingdom)
10.75%	12/15/14	B3	200	207,000
Interactive Network, Inc./Friendfinder Networks, Inc.,
Gtd. Notes, 144A
14.00%	09/30/13	B(d)	115	119,025
KT Corp., (South Korea)
Sr. Notes
4.875%	07/15/15	A3	140	147,279
Sr. Unsec’d. Notes (g)
5.875%	06/24/14	A3	460	498,823
Primus Telecommunications Holding, Inc./Primus
Telecommunications Canada Inc.,
Sr. Sec’d. Notes, 144A
13.00%	12/15/16	Caa1	400	434,000
Qtel International Finance Ltd.,
Gtd. Notes, 144A (Bermuda)
4.75%	02/16/21	A2	750	715,553
Securus Technologies, Inc.,
17.00%	05/30/15	NR	209	206,910
17.00%	07/30/15	NR	216	213,840

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sprint Capital Corp.,
Gtd. Notes
7.625%	01/30/11	Ba3	$525	$526,313
WCP Wireless Site Funding LLC/WCP Wireless
Site Re Funding LLC,
Sec. Notes, 144A
6.829%	11/15/40	NR	375	359,439

				4,644,681

Textiles, Apparel & Luxury Goods
Unifi, Inc.,
Sr. Sec’d. Notes
11.50%	05/15/14	Caa1	400	424,000

Transportation
Aviation Capital Group,
Sr. Unsec’d. Notes, 144A
7.125%	10/15/20	BBB-(d)	900	920,034
DP World Ltd.,
Sr. Unsec’d. Notes (United Arab Emirates)
6.85%	07/02/37	Ba1	300	275,864
Ship Finance International Ltd.,
Gtd. Notes (Bermuda)
8.50%	12/15/13	B1	375	381,562
Western Express, Inc.,
Sr. Sec’d. Notes, 144A
12.50%	04/15/15	Caa1	225	199,125

				1,776,585

Utilities
Korea Electric Power Corp.,
Sr. Unsec’d. Notes, 144A (South Korea)
3.00%	10/05/15	A1	400	389,774

Wireless Telecommunication Services
America Movil SAB de CV,
Gtd. Notes (Mexico)
5.00%	10/16/19	A2	2,000	2,081,608

TOTAL CORPORATE BONDS
(cost $277,208,928)				283,958,398

MUNICIPAL BONDS — 0.1%
California — 0.1%
City of Riverside,
Revenue Bonds
7.455%	10/01/30	AA-(d)	600	597,258
Los Angeles County Public Works Financing Authority,
Revenue Bonds
7.618%	08/01/40	A1	600	588,420
Orange County Local Transportation Authority,
Revenue Bonds
6.908%	02/15/41	Aa2	600	626,202
University of California Regents Medical Center, Series F,
Revenue Bonds
6.583%	05/15/49	Aa2	300	293,271

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
California (cont’d.)
University of California,
Revenue Bonds
6.398%	05/15/31	Aa2	$100	$98,720
6.548%	05/15/48	Aa2	200	195,106

				2,398,977

New Jersey
New Jersey State Turnpike Authority,
Revenue Bonds
7.102%	01/01/41	A3	600	650,298

TOTAL MUNICIPAL BONDS
(cost $3,000,000)				3,049,275

FOREIGN GOVERNMENT BONDS — 3.6%
Australia Government,
Sr. Unsec’d. Notes (Australia)
2.50%	09/20/30	Aaa AUD	200	197,261
3.00%	09/20/25	Aaa AUD	600	654,679
4.00%	08/20/20	Aaa AUD	200	330,892
Banco Nacional de Desenvolvimento Economico e Social,
Sr. Unsec’d. Notes (Brazil)
6.369%	06/16/18	Baa3	1,500	1,633,200
6.50%	06/10/19	Baa2	200	219,500
Bundesrepublik Deutschland,
Bonds (Germany)
3.50%	07/04/19	Aaa EUR	900	1,262,656
3.75%	01/04/15	AAA(d) EUR	700	1,012,064
4.25%	07/04/18	Aaa EUR	5,600	8,280,229
5.50%	01/04/31	Aaa EUR	4,400	7,502,690
6.25%	01/04/30	Aaa EUR	100	184,056
6.50%	07/04/27	Aaa EUR	3,700	6,811,969
Canada Housing Trust No 1,
Gov’t. Gtd. Notes, 144A (Canada)
2.45%	12/15/15	Aaa CAD	900	897,467
Canadian Government,
Bonds (Canada)
2.50%	09/01/13	Aaa CAD	3,200	3,269,581
France Government Bond,
Bonds (France)
3.50%	04/25/15	Aaa EUR	2,700	3,817,625
4.00%	04/25/18	Aaa EUR	1,500	2,143,894
4.25%	10/25/18	AAA(d) EUR	6,400	9,270,776
4.25%	10/25/23	Aaa EUR	1,200	1,714,971
Indonesia Government International Bond,
Sr. Unsec’d. Notes (Indonesia)
6.875%	03/09/17	Ba2	200	231,118
Kingdom of Bahrain,
Sr. Unsec’d. Notes (Bahrain)
5.50%	03/31/20	A(d)	800	814,830
Korea Housing Finance Corp., Covered Bonds
4.125%	12/15/15	Aa3	1,800	1,814,093
Mexican Bonos,
Bonds (Mexico)
7.50%	06/03/27	A(d) MXN	5,000	404,858
Netherlands Government,
Bonds (Netherlands)
4.00%	07/15/19	Aaa EUR	2,300	3,298,030

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
New South Wales Treasury Corp.,
Gov’t. Gtd. Notes (Australia)
2.75%	11/20/25	Aaa AUD	$700	$649,976
Penerbangan Malaysia Berhad,
Gov’t. Gtd. Notes, 144A (Malaysia)
5.625%	03/15/16	A3	500	556,452
Province of Ontario Canada,
Notes (Canada)
4.50%	12/02/12	Aa1 CAD	2,300	2,427,225
Republic of Panama,
Sr. Unsec’d. Notes (Panama)
5.20%	01/30/20	Baa3	2,000	2,120,000
8.125%	04/28/34	Baa3	2,000	2,500,000
9.375%	04/01/29	Baa3	1,300	1,839,682
Republic of Brazil,
Sr. Unsec’d. Notes (Brazil)
5.875%	01/15/19	Baa3	7,900	8,769,000
7.125%	01/20/37	Ba1	2,900	3,458,250
Republic of Colombia, (Colombia)
Sr. Unsec’d. Notes
7.375%	03/18/19	Ba1	3,600	4,320,000
Unsec’d. Notes
7.375%	01/27/17	Ba1	2,000	2,360,000
7.375%	09/18/37	Ba1	5,200	6,162,000
Republic of Colombia, (Colombia)
Sr. Unsec’d. Notes
8.125%	05/21/24	Ba1	100	126,250
Unsub. Notes
2.092%(c)	11/16/15	Ba1	300	302,250
Republic of Gabonese,
Bonds (Gabon)
8.20%	12/12/17	BB-(d)	2,700	3,146,850
Republic of Guatemala,
Sr. Unsec’d. Notes (Guatemala)
9.25%	08/01/13	Ba2	500	581,250
Republic of Indonesia,
Sr. Unsec’d. Notes (Indonesia)
5.875%	03/13/20	Ba2	2,800	3,073,000
6.875%	03/09/17	Ba2	3,000	3,465,000
6.875%	01/17/18	Ba3	1,400	1,624,000
7.75%	01/17/38	Ba3	2,800	3,402,000
8.50%	10/12/35	Ba3	300	393,000
10.375%	05/04/14	Ba3	170	211,225
11.625%	03/04/19	Ba3	800	1,186,000
Republic of Peru,
Sr. Unsec’d. Notes (Peru)
7.125%	03/30/19	Baa3	4,000	4,780,000
7.35%	07/21/25	Baa3	2,100	2,554,650
8.75%	11/21/33	Baa3	639	877,027
Republic of Philippines,
Sr. Unsec’d. Notes (Philippines)
6.375%	01/15/32	B1	3,900	4,134,000
6.375%	10/23/34	Ba3	4,000	4,240,000
6.50%	01/20/20	Ba3	500	577,500
8.375%	06/17/19	Ba3	2,160	2,791,800
Republic of Poland,
Sr. Unsec’d. Notes (Poland)
6.375%	07/15/19	A2	4,650	5,208,976

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Republic of South Africa,
Sr. Unsec’d. Notes (South Africa)
5.50%	03/09/20	A3	$1,500	$1,595,625
6.50%	06/02/14	Baa1	1,350	1,522,395
6.875%	05/27/19	A3	300	351,375
Republic of Turkey,
Sr. Unsec’d. Notes (Turkey)
5.625%	03/30/21	Ba2	600	624,000
6.75%	05/30/40	Ba2	3,400	3,706,000
7.00%	09/26/16	Ba2	500	575,000
7.00%	03/11/19	Ba2	3,500	4,042,500
7.00%	06/05/20	Ba2	2,600	3,003,000
7.25%	03/15/15	Ba2	800	922,000
7.50%	07/14/17	Ba2	200	236,500
7.50%	11/07/19	Ba2	8,000	9,520,000
Republic of Uruguay, (Uruguay)
Sr. Unsec’d. Notes
6.875%	09/28/25	Ba1	600	684,000
Unsec’d. Notes
8.00%	11/18/22	B1	1,000	1,237,500
Russian Federation,
Sr. Unsec’d. Notes (Russia)
7.50%	03/31/30	Baa2	16,647	19,252,255
Russian Foreign Bond, (Russia)
Notes
3.625%	04/29/15	Baa1	4,000	4,005,200
Unsub. Notes
7.50%	03/31/30	Baa1	2,613	3,018,477
State of Qatar,
Sr. Unsec’d. Notes (Qatar)
4.00%	01/20/15	Aa2	100	103,500
5.25%	01/20/20	Aa2	4,200	4,431,000
6.40%	01/20/40	Aa2	100	108,500
6.55%	04/09/19	Aa2	100	114,500
United Kingdom Gilt,
Bonds (United Kingdom)
2.75%	01/22/15	Aaa GBP	7,900	12,657,367
4.00%	09/07/16	Aaa GBP	3,700	6,218,123
4.25%	03/07/36	Aaa GBP	1,900	2,983,006
4.50%	03/07/19	Aaa GBP	3,700	6,302,229
4.50%	09/07/34	Aaa GBP	400	651,088
4.75%	09/07/15	Aaa GBP	2,400	4,164,415
4.75%	12/07/38	Aaa GBP	1,160	1,976,558
United Mexican States, (Mexico)
Notes, MTN
5.50%	02/17/20	Baa1 EUR	100	142,651
Sr. Notes
5.75%	10/12/2110	Baa1	500	444,446
Sr. Unsec’d. Notes
5.625%	01/15/17	Baa1	200	221,200
6.05%	01/11/40	Baa1	2,000	2,045,000
Sr. Unsec’d. Notes, MTN
6.75%	09/27/34	Baa1	2,000	2,268,800
Unsub. Notes
8.125%	12/30/19	Baa1	100	127,250

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Venezuela Government International, (Venezuela)
Sr. Unsec’d. Notes
7.75%	10/13/19	B2	$3,500	$2,371,250
8.25%	10/13/24	B2	5,400	3,510,000
8.50%	10/08/14	B2	200	169,000
9.00%	05/07/23	B2	1,000	692,500
9.25%	05/07/28	B2	600	405,000
9.375%	01/13/34	B2	100	67,750
12.75%	08/23/22	B2	100	87,125
Unsec’d. Notes
7.65%	04/21/25	B2	1,600	1,008,000

TOTAL FOREIGN GOVERNMENT BONDS
(cost $242,527,485)				241,169,887

RESIDENTIAL MORTGAGE-BACKED
SECURITIES — 0.6%
American General Mortgage Loan Trust,
Series 2010-1A, Class A1, 144A
5.15%(c)	03/25/58	Aaa	821	853,607
American Home Mortgage Assets,
Series 2006-1, Class 2A1
0.451%(c)	05/25/46	Ca	223	131,144
Series 2006-4, Class 1A12
0.471%(c)	10/25/46	Ca	298	162,929
American Home Mortgage Investment Trust,
Series 2005-2, Class 4A1
1.957%(c)	09/25/45	Ba3	35	30,547
Araan Residential Mortgages PLC,
Series 2010-1A, Class A1B
2.203%(c)	05/16/47	NR EUR	500	667,176
Arkle Master Issuer PLC, (United Kingdom)
Series 2006-1A, Class 4A2, 144A
0.374%(c)	02/17/52	Aaa	1,200	1,187,116
Series 2010-1A, Class 2A, 144A
1.434%(c)	05/17/60	Aaa	400	398,141
Banc of America Funding Corp.,
Series 2006-I, Class 4A1
5.941%(c)	10/20/46	CCC(d)	390	264,631
Banc of America Mortgage Securities, Inc.,
Series 2005-D, Class 2A7
2.934%(c)	05/25/35	Caa2	500	404,272
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-7, Class 6A
2.921%(c)	10/25/33	Aaa	143	144,147
Series 2004-10, Class 13A1
4.944%(c)	01/25/35	A1	34	31,505
Series 2005-1, Class 2A1
3.06%(c)	03/25/35	Caa2	67	55,127
Series 2005-8, Class A3, 144A
5.137%(c)	08/25/35	A1	500	491,073
Series 2005-10, Class A2
2.871%(c)	10/25/35	BB+(d)	500	477,817
Bear Stearns Alt-A Trust,
Series 2006-6, Class 31A1
5.208%(c)	11/25/36	Caa3	233	144,420
Citicorp Mortgage Securities, Inc.,
Series 2007-3, Class 1A1
6.00%	04/25/37	B3	607	598,776

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1
2.63%(c)	10/25/35	BB+(d)	$530	$464,045
Series 2007-10, Class 22AA
5.873%(c)	09/25/37	CCC(d)	352	254,383
Countrywide Alternative Loan Trust,
Series 2006-OA9, Class 2A1A
0.471%(c)	07/20/46	Ca	301	140,739
Series 2006-OA17, Class 1A1A
0.456%(c)	12/20/46	Ca	341	177,733
Series 2007-OA6, Class A1B
0.461%(c)	06/25/37	Caa3	481	279,158
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-46, Class 7A1
4.68%(c)	01/19/34	Aaa	169	167,233
Series 2004-12, Class 12A1
2.949%(c)	08/25/34	Ba1	246	204,470
Crusade Global Trust,
Series 2005-1, Class A3 (Australia)
5.12%(c)	06/17/37	Aaa AUD	430	426,236
Deutsche Mortgage Securities, Inc.,
Series 2010-RS2, Class A1, 144A
1.511%(c)	06/28/47	AAA(d)	90	89,524
Eurosail PLC,
Series 2006-4X, Class A3A (United Kingdom)
1.19%(c)	12/10/44	Aaa EUR	489	546,765
Fannie Mae,
Series 2006-11, Class F
1.061%(c)	02/25/36	Aaa	125	124,766
Series 2010-115, Class FN
0.761%(c)	10/25/40	Aaa	982	978,164
Series 2010-123, Class FK
0.711%(c)	11/25/40	Aaa	1,178	1,173,190
Series 2010-123, Class FL
0.691%(c)	11/25/40	Aaa	1,180	1,177,071
FDIC Structured Sale Guaranteed Notes,
Series 2010-S2, Class 1A, 144A
0.828%	11/29/37	NR	1,859	1,839,988
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.61%(c)	11/15/31	Aaa	303	276,196
Freddie Mac,
Series 3738, Class FH
1.158%(c)	10/15/40	Aaa	2,778	2,743,805
Ginnie Mae,
Series 2007-8, Class FA
0.561%(c)	03/20/37	Aaa	1,250	1,244,270
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
2.05%(c)	03/25/33	Aaa	145	142,360
Series 2005-AR1, Class 1A1
3.038%(c)	01/25/35	BBB-(d)	44	41,131
Series 2005-AR3, Class 6A1
2.944%(c)	05/25/35	Caa2	409	342,497
Series 2005-AR6, Class 4A5

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
2.901%(c)	09/25/35	AA(d)	$500	$404,198
Series 2006-AR1, Class 2A1
2.965%(c)	01/25/36	B+(d)	13	10,270
Harborview Mortgage Loan Trust,
Series 2006-12, Class 2A2A
0.451%(c)	01/19/38	Caa3	246	163,250
Holmes Master Issuer PLC,
Series 2010-1A, Class A3, 144A
2.353%(c)	10/15/54	Aaa EUR	1,100	1,468,036
Impac CMB Trust,
Series 2004-11, Class 2A1
0.921%(c)	03/25/35	Baa2	393	296,652
Indymac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
5.061%(c)	11/25/35	Caa1	144	126,462
Indymac Index Mortgage Loan Trust,
Series 2006-AR12, Class A1
0.451%(c)	09/25/46	Caa2	257	152,581
JPMorgan Mortgage Trust,
Series 2005-A6, Class 2A1
3.151%(c)	08/25/35	B+(d)	108	94,717
Series 2007-A1, Class 1A1
3.011%(c)	07/25/35	Ba3	139	132,500
Maxis Loans Securitisation,
Series 2009-1, Class A1 (Australia)
6.57%(c)	09/12/39	AAA(d) AUD	310	318,336
Medallion Trust,
Series 2005-1G, Class A2 (Australia)
4.982%(c)	05/10/36	Aaa AUD	390	387,258
Mellon Residential Funding Corp.,
Series 1999-TBC3, Class A2
2.61%(c)	10/20/29	AAA(d)	48	44,549
Merrill Lynch Mortgage Backed Securities Trust,
Series 2007-1, Class 2A1
5.406%(c)	04/25/37	CCC(d)	14	10,481
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A2, Class 1A1
2.349%(c)	02/25/33	AAA(d)	128	120,182
Series 2005-A10, Class A
0.471%(c)	02/25/36	B2	138	105,553
NCUA Guaranteed Notes,
Series 2010-R1, Class 1A
0.715%(c)	10/07/20	Aaa	388	387,914
Series 2010-R2, Class 2A
0.735%(c)	11/05/20	Aaa	6,171	6,143,366
Series 2010-R3, Class 1A
0.825%(c)	12/08/20	Aaa	200	199,750
Series 2010-R3, Class 2A
0.825%(c)	12/08/20	Aaa	1,800	1,794,400
Newgate Funding PLC, (United Kingdom)
Series 2007-3X, Class A3
1.749%(c)	12/15/50	Aa2 GBP	1,100	1,239,935
Series 2007-3X, Class BA
1.999%(c)	12/15/49	A3 GBP	300	236,576
Residential Accredit Loans, Inc.,
Series 2007-QH7, Class 1A1
0.511%(c)	08/25/37	Caa3	795	488,627

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Residential Funding Mortgage Securities I,
Series 2003-S9, Class A1
6.50%	03/25/32	AAA(d)	$29	$30,259
RMAC Securities PLC,
Series 2006-NS2X, Class A2C
1.179%(c)	06/12/44	Aa1 EUR	1,127	1,229,031
Sequoia Mortgage Trust,
Series 2003-4, Class 2A1
0.611%(c)	07/20/33	Aaa	309	291,187
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5, Class A2
0.511%(c)	07/19/35	A1	699	602,996
Series 2006-AR6, Class 2A1
0.451%(c)	07/25/46	Caa3	334	208,280
Structured Asset Securities Corp.,
Series BC-1270, Class FA
0.952%	01/28/41	NR	800	799,625
Superannuation Members Home Loan Programme,
Series 2009-3, Class A1 (Australia)
6.203%(c)	11/07/40	AAA(d) AUD	416	424,685
Superannuation Members Home Loans Global Fund,
Series 6, Class A (Australia)
0.606%(c)	11/09/35	Aaa	578	563,203
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 1A
3.258%(c)	10/25/43	AAA(d)	148	139,801
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR5, Class A7
2.70%(c)	06/25/33	Aaa	115	109,925
Series 2005-AR10, Class 3A1
5.503%(c)	08/25/35	BB(d)	44	41,004
Series 2005-AR14, Class 2A1
5.264%(c)	12/25/35	BBB+(d)	436	391,469
Series 2006-AR7, Class 3A
3.163%(c)	07/25/46	B2	1,073	779,435
Series 2006-AR9, Class 1A
1.328%(c)	08/25/46	Caa3	359	234,913
Series 2006-AR10, Class 1A1
5.854%(c)	09/25/36	CCC(d)	12	9,427
Series 2006-AR14, Class 1A4
5.489%(c)	11/25/36	CCC(d)	681	515,292
Series 2007-HY1, Class 4A1
5.00%(c)	02/25/37	CCC(d)	331	259,479
Series 2007-HY2, Class 1A1
5.302%(c)	12/25/36	CCC(d)	17	12,708
Series 2007-OA1, Class A1A
1.028%(c)	02/25/47	Caa3	310	189,527
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR2, Class 2A1
3.425%(c)	03/25/36	Bb	821	725,652
Series 2006-AR6, Class 3A1
3.203%(c)	03/25/36	B3	492	434,670
Series 2006-AR10, Class 5A6
5.402%(c)	07/25/36	CCC(d)	15	12,136

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $40,165,473)				41,206,449

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
Federal National Mortgage Assoc., Notes
0.75%	12/18/13	$1,800	$1,779,894
1.25%	03/14/14	600	596,591
4.02%	02/11/15	300	301,203
5.375%	04/11/22	100	105,500
6.00%	03/09/20	600	622,122
Small Business Administration Participation Certificates,
5.60%	09/01/28	586	648,403

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $4,023,600)			4,053,713

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 0.3%
Federal Home Loan Mortgage Corp.
0.211%	12/21/11-12/29/11	2,600	2,599,126
Federal National Mortgage Assoc.
3.782%(c)	09/01/19	1	577
4.00%	07/01/40-11/01/40	11,000	10,955,226
5.50%	12/01/36	3,051	3,271,976

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
(cost $16,923,756)			16,826,905

U.S. TREASURY OBLIGATIONS — 2.1%
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.625%	04/15/13	1,700	1,812,311
1.25%	04/15/14	5,600	6,086,301
1.25%	07/15/20(k)	11,400	11,706,379
1.375%	07/15/18	200	213,773
1.625%	01/15/15-01/15/18	1,600	1,829,173
1.75%	01/15/28	5,300	5,632,680
1.875%	07/15/13-07/15/19	16,300	20,175,053
2.00%	04/15/12-01/15/26	24,000	28,995,801
2.125%	02/15/40	4,300	4,605,535
2.375%	04/15/11-01/15/27	15,500	18,992,730
2.50%	07/15/16-01/15/29	9,950	11,841,121
2.625%	07/15/17	5,600	6,725,494
3.00%	07/15/12	1,300	1,679,728
3.375%	01/15/12	2,200	2,832,876
3.625%	04/15/28	3,400	5,935,006
3.875%	04/15/29	1,400	2,498,107
U.S. Treasury Notes
0.375%	10/31/12	7,600	7,576,843
1.875%	09/30/17(k)	2,500	2,380,665

TOTAL U.S. TREASURY OBLIGATIONS
(cost $141,835,527)			141,519,576

TOTAL LONG-TERM INVESTMENTS
(cost $4,963,890,954)			5,768,245,559

SHORT-TERM INVESTMENTS — 15.7%
		Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 12.9%
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $865,286,972)(w)		865,286,972	$865,286,972

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 2.0%
U.S. Treasury Bills
0.105%	03/03/11(k)	$3,000	2,999,400
0.117%	01/06/11(h)(k)	10,248	10,247,836
0.126%	03/31/11(k)	1,500	1,499,547
0.128%	02/10/11(k)	5,000	4,999,420
0.13%	03/24/11(k)	3,840	3,839,017
0.131%	01/13/11(k)	20,000	19,999,444
0.138%	01/20/11	7,000	6,999,587
0.15%	03/03/11	3,300	3,299,340
0.155%	03/03/11	2,000	1,999,600
0.174%	05/26/11(k)	15,000	14,991,060
0.181%	06/16/11(k)	13,000	12,989,808
0.185%	01/06/11 - 01/13/11	46,500	46,498,717

TOTAL U.S. TREASURY OBLIGATIONS (cost $130,358,637)			130,362,776

REPURCHASE AGREEMENTS(m) — 0.7%
Barclays Capital, Inc., 0.25%, dated 12/31/10, due 01/03/11 in the amount of $6,000,125		6,000	6,000,000
Credit Suisse Securities (USA) LLC, 0.23%, dated 12/31/10, due 01/03/11 in the amount of $15,100,289		15,100	15,100,000
JPMorgan Securities LLC, 0.20%, dated 12/31/10, due 01/03/11 in the amount of $15,100,252		15,100	15,100,000
JPMorgan Securities LLC, 0.20%, dated 12/31/10, due 01/03/11 in the amount of $1,000,017		1,000	1,000,000
Morgan Stanley & Co., Inc., 0.29%, dated 12/31/10, due 01/03/11 in the amount of $7,900,191		7,900	7,900,000

TOTAL REPURCHASE AGREEMENTS (cost $45,100,000)			45,100,000

FOREIGN TREASURY BILLS(n) — 0.1%
France Treasury Bills (France)
0.406%	02/24/11	EUR 1,500	2,003,200
0.424%	03/24/11	EUR 1,500	2,002,479

TOTAL FOREIGN TREASURY BILLS (cost $3,925,362)			4,005,679

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CERTIFICATE OF DEPOSIT
Itau Unibanco (cost $794,786) 1.45%	06/13/11	$800	$804,181

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
S&P 500 Index,
expiring 01/19/11,
Strike Price $27.50		17,400	6,960
expiring 01/22/11,
Strike Price $1,225.00		4,900	194,040
expiring 01/22/11,
Strike Price $1,275.00		3,500	35,000
expiring 02/19/11,
Strike Price $1,350.00		13,800	29,670

			265,670

Put Options
10 Year U.S. Treasury Inflationary Indexed Bond Futures,
expiring 01/24/11,
Strike Price $75.00		5,000	50
expiring 01/24/11,
Strike Price $75.00		5,000	50
expiring 01/24/11,
Strike Price $75.00		10,000	100
Interest Rate Swap Options,
Pay a fixed rate of 2.00% and receive afloating rate based on 3-month LIBOR, expiring 11/19/12,	Goldman Sachs & Co.	2,200	14,264
S&P 500 Index,
expiring 02/19/11,
Strike Price $975.00		48,800	48,800

			63,264

TOTAL OPTIONS PURCHASED
(cost $320,829)			328,934

TOTAL SHORT-TERM INVESTMENTS
(cost $1,045,786,586)			1,045,888,542

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 101.9%
(cost $6,009,677,540)			6,814,134,101

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN*
Call Options
10 Year U.S. Treasury Note Futures,
expiring 01/21/11,
Strike Price $122.00		$2,900	$(10,422)
expiring 02/18/11,
Strike Price $125.00		3,300	(5,672)
5 Year CDX North America IG 15,
expiring 03/16/11,
Strike Price $0.80	Morgan Stanley	1,200	(2,503)
expiring 03/16/11,
Strike Price $0.90	Morgan Stanley	2,200	(9,437)
5 Year iTraxx Europe Series 14,
expiring 03/16/11,
Strike Price $0.90	Morgan Stanley EUR	700	(1,627)
90 Day Euro Dollar Futures,
expiring 09/19/11,
Strike Price $99.38		64,000	(37,600)
expiring 09/19/11,
Strike Price $99.38		41,000	(24,087)
Airgas, Inc.
expiring 01/22/11,
Strike Price $57.50		3,400	(17,340)
expiring 01/22/11,
Strike Price $72.50		3,200	(160)
Baldor Electric Co.
expiring 02/19/11,
Strike Price $65.00		3,300	(3,300)
Commscope, Inc.
expiring 01/22/11,
Strike Price $32.00		1,000	(50)
Currency Option EUR vs USD,
expiring 01/31/11,
Strike Price $1.33	Bank of America EUR	640	(14,854)
Currency Option USD vs KRW,
expiring 03/17/11,
Strike Price $1,227.00	Bank of America	2,300	(18,932)
Genzyme Corp.,
expiring 01/22/11
Strike Price $60.00		1,500	(17,400)
expiring 01/22/11,
Strike Price $62.50		1,500	(13,650)
Interest Rate Swap Options,
Pay a fixed rate of 0.50% and receive afloating rate based on 3-month LIBOR,expiring 02/14/11	Deutsche Bank	9,800	(8,378)

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (cont’d.)
Option on forward
2 year swap rate,
expiring 10/11/11,
Strike Price $—(q)	Goldman Sachs & Co.		$900	$(7,295)
expiring 10/11/11,
Strike Price $—(q)	JPMorgan Chase		1,000	(8,106)
expiring 10/11/11,
Strike Price $—(q)	JPMorgan Chase		700	(5,674)
expiring 10/11/11,
Strike Price $—(q)	Morgan Stanley		1,100	(8,916)
expiring 10/11/11,
Strike Price $—(q)	Morgan Stanley		2,100	(35,325)
expiring 11/14/11,
Strike Price $—(q)	Morgan Stanley		2,400	(40,283)
expiring 11/14/11,
Strike Price $—(q)	Morgan Stanley		3,500	(58,746)
S&P 500 Index,
expiring 02/19/11,
Strike Price $1,250.00			13,800	(480,240)
Tenet Healthcare Corp.
expiring 01/22/11,
Strike Price $6.00			35,000	(29,750)

				(859,747)

Put Options
10 Year U.S. Treasury Note Futures,
expiring 02/18/11,
Strike Price $115.00			1,700	(2,922)
5 Year CDX North America IG 15,
expiring 03/16/11,
Strike Price $1.30	Morgan Stanley		1,200	(1,186)
expiring 03/16/11,
Strike Price $1.50	Morgan Stanley		16,600	(10,658)
expiring 03/16/11,
Strike Price $1.70	Morgan Stanley		100	(30)
expiring 06/15/11,
Strike Price $1.20	Morgan Stanley		100	(366)
5 Year iTraxx Europe Series 14,
expiring 01/19/11,
Strike Price $1.30	UBS Securities	EUR	2,300	(1,898)
expiring 03/16/11,
Strike Price $1.30	Morgan Stanley	EUR	1,500	(6,342)
expiring 03/16/11,
Strike Price $1.50	Morgan Stanley	EUR	3,500	(8,902)
expiring 03/16/11,
Strike Price $1.60	Morgan Stanley	EUR	13,100	(25,455)

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (cont’d.)
expiring 03/16/11,
Strike Price $1.80	Morgan Stanley	EUR	100	$(101)
expiring 03/16/11,
Strike Price $1.20	UBS Securities	EUR	2,400	(13,538)
90 Day Euro Dollar Futures,
expiring 09/19/11,
Strike Price $99.38			$64,000	(26,400)
expiring 09/19/11,
Strike Price $99.38			41,000	(16,912)
Currency Option AUD vs USD,
expiring 01/31/11,
Strike Price $0.95	Goldman Sachs & Co.	AUD	2,100	(3,298)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA,
expiring 03/12/20,
Strike Price $215.95	Citigroup Global Markets		1,000	(9,798)
expiring 04/07/20,
Strike Price $216.69	Citigroup Global Markets		2,700	(26,907)
expiring 09/29/20,
Strike Price $217.97	Citigroup
	Global Markets		500	(5,090)
expiring 09/29/20,
Strike Price $217.97	Citigroup Global Markets		300	(3,054)
expiring 10/03/20,
Strike Price $217.97	Citigroup Global Markets		500	(5,090)
expiring 10/20/20,
Strike Price $218.01	Deutsche Bank		500	(5,250)
Interest Rate Swap Options,
Receive a fixed rate of 0.50% and pay a floating rate based on 3-month LIBOR, expiring 02/14/11	Deutsche Bank		9,800	(7,101)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank		900	(13,593)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland		900	(13,593)

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (cont’d.)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Bank of America	$1,600	$(20,201)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Bank of America	1,400	(17,676)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group	600	(7,575)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group	1,900	(23,989)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Citigroup Global Markets	1,900	(23,989)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Citigroup Global Markets	1,000	(12,626)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	900	(11,363)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	1,000	(12,626)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland	1,700	(21,464)

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (cont’d.)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland	$1,000	$(12,626)
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	1,200	(818)
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	300	(204)
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Royal Bank of Scotland	600	(409)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Bank of America	8,600	(116,525)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Bank of America	500	(6,775)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Citigroup Global Markets	4,000	(54,198)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Goldman Sachs & Co.	300	(4,065)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Morgan Stanley	200	(2,710)

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (cont’d.)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland	$10,100	$(136,849)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland	8,100	(109,750)
Receive a fixed rate of 1.00% and pay a floating rate based on 3-month LIBOR, expiring 11/19/12	Goldman Sachs & Co.	2,200	(26,174)
S&P 500 Index, expiring 02/19/11, Strike Price $1,175.00		24,400	(239,120)

			(1,069,216)

TOTAL OPTIONS WRITTEN (premiums received $1,812,295)			(1,928,963)

SECURITIES SOLD SHORT — (2.6)%

		Shares
COMMON STOCKS — (2.4)%
Aerospace & Defense — (0.1)%
Boeing Co. (The)		1,100	(71,786)
Curtiss-Wright Corp. (Class B Stock)		1,000	(33,200)
Goodrich Corp.		4,700	(413,929)
HEICO Corp.		19,329	(986,359)
Kaman Corp. (Class A Stock)		4,440	(129,071)
Moog, Inc. (Class A Stock)*		1,100	(43,780)
Precision Castparts Corp.		4,200	(584,682)
TransDigm Group, Inc.*		6,200	(446,462)

			(2,709,269)

Agriculture
Alliance One International, Inc.*		63,280	(268,307)
Universal Corp.		4,561	(185,633)
Vector Group Ltd.		26,583	(460,417)

			(914,357)

Air Freight & Logistics
C.H. Robinson Worldwide, Inc.		2,500	(200,475)
Expeditors International of Washington, Inc.		4,300	(234,780)
UTi Worldwide, Inc. (British Virgin Islands)		28,100	(595,720)

			(1,030,975)

SECURITIES SOLD SHORT (Continued)	Shares	Value (Note 2)
COMMON STOCKS (continued)
Airlines
AMR Corp.*	73,242	$(570,555)
JetBlue Airways Corp.*	28,900	(191,029)
Southwest Airlines Co.	15,807	(205,175)

		(966,759)

Auto Components
BorgWarner, Inc.*	1,100	(79,596)
Gentex Corp.	12,500	(369,500)
Goodyear Tire & Rubber Co. (The)* .	24,600	(291,510)
TRW Automotive Holdings Corp.*	13,343	(703,176)

		(1,443,782)

Auto Parts & Equipment
Titan International, Inc.	96,263	(1,880,979)

Beverages
Brown-Forman Corp. (Class B Stock)	5,600	(389,872)
Central European Distribution Corp.*	13,800	(316,020)

		(705,892)

Biotechnology — (0.1)%
Amylin Pharmaceuticals, Inc.*	33,700	(495,727)
BioMarin Pharmaceutical, Inc.*	21,800	(587,074)
Dendreon Corp.*	13,000	(453,960)
Enzon Pharmaceuticals, Inc.*	47,787	(581,568)
Human Genome Sciences, Inc.*	18,500	(441,965)
PDL BioPharma, Inc.	45,459	(283,209)
Regeneron Pharmaceuticals, Inc.*	16,500	(541,695)

		(3,385,198)

Building Products
Masco Corp.	5,300	(67,098)
USG Corp.*	20,100	(338,283)

		(405,381)

Capital Markets
Charles Schwab Corp. (The)	13,800	(236,118)
Greenhill & Co., Inc.	6,600	(539,088)
Janus Capital Group, Inc.	2,000	(25,940)
Jefferies Group, Inc.	18,400	(489,992)
T. Rowe Price Group, Inc.	2,100	(135,534)
TD Ameritrade Holding Corp.	26,600	(505,134)

		(1,931,806)

Chemicals — (0.1)%
Dow Chemical Co. (The)	16,200	(553,068)
Huntsman Corp.	9,300	(145,173)
Intrepid Potash, Inc.*	13,800	(514,602)
Monsanto Co.	8,900	(619,796)
Olin Corp.	9,700	(199,044)
RPM International, Inc.	3,500	(77,350)
Sensient Technologies Corp.	1,100	(40,403)
Sherwin-Williams Co. (The)	2,700	(226,125)
Sigma-Aldrich Corp.	8,000	(532,480)

		(2,908,041)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Commercial Banks — (0.1)%
Banco Santander SA, ADR (Spain)	1,010	$(10,756)
Bank of Montreal (Canada)	11,819	(680,420)
BB&T Corp.	1,000	(26,290)
Cathay General Bancorp	23,300	(389,110)
City National Corp.	4,700	(288,392)
Comerica, Inc.	9,900	(418,176)
Community Bank System, Inc.	2,723	(75,618)
Cullen/Frost Bankers, Inc.	2,000	(122,240)
First Financial Bankshares, Inc.	1,800	(92,124)
First Horizon National Corp.*	32,765	(385,972)
FirstMerit Corp.	7,038	(139,282)
Hancock Holding Co.	4,134	(144,111)
M&T Bank Corp.	31	(2,698)
Nara Bancorp, Inc.*	8,755	(85,974)
PacWest Bancorp	12,600	(269,388)
Prosperity Bancshares, Inc.	9,200	(361,376)
SVB Financial Group*	10,100	(535,805)
Wintrust Financial Corp.	2,391	(78,975)

		(4,106,707)

Commercial Services
CBIZ, Inc.*	24,487	(152,799)

Commercial Services & Supplies — (0.1)%
Avis Budget Group, Inc.*	15,784	(245,599)
Brink’s Co. (The)	1,000	(26,880)
Clean Harbors, Inc.*	3,100	(260,648)
Coinstar, Inc.*	21,585	(1,218,257)
Covanta Holding Corp.	25,500	(438,345)
Healthcare Services Group, Inc.	6,600	(107,382)
KAR Auction Services, Inc.*	18,100	(249,780)
Mine Safety Appliances Co.	11,200	(348,656)
Stericycle, Inc.*	6,200	(501,704)
Waste Management, Inc.	9,700	(357,639)

		(3,754,890)

Communications Equipment
ADTRAN, Inc.	5,900	(213,639)
Brocade Communications Systems, Inc.*	46,200	(244,398)
Ciena Corp.*	42,285	(890,099)
Cisco Systems, Inc.*	4,100	(82,943)
Motorola, Inc.*	34,740	(446,661)
Polycom, Inc.*	1,000	(38,980)
QUALCOMM, Inc.	2,900	(143,521)

		(2,060,241)

Computer Services & Software
Ebix, Inc.*	5,481	(129,735)
Take-Two Interactive Software, Inc.*	63,742	(780,202)
VeriFone Systems, Inc.*	23,069	(889,541)

		(1,799,478)

Computers & Peripherals
Diebold, Inc.	14,700	(471,135)
Intevac, Inc.*	4,900	(68,649)
NCR Corp.*	31,400	(482,618)
SanDisk Corp.*	3,200	(159,552)

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Computers & Peripherals (cont’d.)
Stratasys, Inc.*	2,900	$(94,656)

		(1,276,610)

Construction & Engineering
Aecom Technology Corp.*	13,100	(366,407)
Fluor Corp.	7,400	(490,324)
Granite Construction, Inc.	13,100	(359,333)
Quanta Services, Inc.*	13,600	(270,912)
Trex Co., Inc.*	17,332	(415,275)

		(1,902,251)

Consumer Finance
Discover Financial Services	17,900	(331,687)

Consumer Products & Services
Central Garden & Pet Co. (Class A Stock)*	63,328	(625,681)

Containers & Packaging
Silgan Holdings, Inc.	3,100	(111,011)

Diversified Consumer Services
Matthews International Corp. (Class A Stock)	9,800	(342,804)
Regis Corp.	24,200	(401,720)
Sotheby’s	4,700	(211,500)

		(956,024)

Diversified Financial Services
Leucadia National Corp.	1,200	(35,016)
MF Global Holdings Ltd.*	56,033	(468,436)
Moody’s Corp.	3,700	(98,198)
MSCI, Inc. (Class A Stock)*	11,300	(440,248)
National Financial Partners Corp.*	52,931	(709,275)
Penson Worldwide, Inc.*	34,082	(166,661)

		(1,917,834)

Diversified Telecommunication Services — (0.1)%
CenturyLink, Inc.	40,275	(1,859,497)
Frontier Communications Corp.	48,960	(476,381)
General Communication, Inc. (Class A Stock)*	9,000	(113,940)
tw telecom, Inc.*	5,900	(100,595)

		(2,550,413)

Electric Utilities
Cleco Corp.	6,500	(199,940)
FirstEnergy Corp.	47,668	(1,764,669)
Great Plains Energy, Inc.	1,300	(25,207)
ITC Holdings Corp.	1,000	(61,980)
Progress Energy, Inc.	2,500	(108,700)
Southern Co.	8,300	(317,309)

		(2,477,805)

Electrical Equipment
Acuity Brands, Inc.	7,200	(415,224)
General Cable Corp.*	5,400	(189,486)
Woodward Governor Co.	5,300	(199,068)

		(803,778)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Electronic Equipment & Instruments
Amphenol Corp. (Class A Stock)	5,500	$(290,290)
FARO Technologies, Inc.*	1,300	(42,692)
FLIR Systems, Inc.*	16,700	(496,825)
Molex, Inc.	58,294	(1,324,440)
Newport Corp.*	7,200	(125,064)
Vishay Precision Group, Inc.*	4,300	(81,012)

		(2,360,323)

Energy Equipment & Services — (0.1)%
Baker Hughes, Inc.	10,500	(600,285)
Exterran Holdings, Inc.*	24,583	(588,763)
FMC Technologies, Inc.*	1,500	(133,365)
Lufkin Industries, Inc.	2,600	(162,214)
Oceaneering International, Inc.*	400	(29,452)
Pride International, Inc.*	600	(19,800)
Rowan Cos., Inc.*	800	(27,928)
Schlumberger Ltd. (Netherlands)	6,000	(501,000)
Seahawk Drilling, Inc.*	1,900	(17,005)
Tidewater, Inc.	8,500	(457,640)

		(2,537,452)

Food & Staples Retailing
Ruddick Corp.	3,000	(110,520)
Safeway, Inc.	20,800	(467,792)
Walgreen Co.	9,000	(350,640)

		(928,952)

Food Products — (0.1)%
Chiquita Brands International, Inc.*	14,183	(198,845)
Green Mountain Coffee Roasters, Inc.*	15,100	(496,186)
Hain Celestial Group, Inc. (The)*	12,400	(335,544)
Kraft Foods, Inc. (Class A Stock)	2,300	(72,473)
Lancaster Colony Corp.	8,200	(469,040)
Mead Johnson Nutrition Co.	3,000	(186,750)
Nash-Finch Co.	5,092	(216,461)
Tootsie Roll Industries, Inc.	14,736	(426,902)
TreeHouse Foods, Inc.*	1,500	(76,635)
Tyson Foods, Inc. (Class A Stock)	34,153	(588,115)

		(3,066,951)

Gas Utilities
AGL Resources, Inc.	9,742	(349,251)
National Fuel Gas Co.	7,900	(518,398)
Northwest Natural Gas Co.	5,700	(264,879)
WGL Holdings, Inc.	10,800	(386,316)

		(1,518,844)

Healthcare Equipment & Supplies — (0.1)%
Alere, Inc.*	14,400	(527,040)
Beckman Coulter, Inc.	2,600	(195,598)
DENTSPLY International, Inc.	4,400	(150,348)
Edwards Lifesciences Corp.*	5,700	(460,788)
Gen-Probe, Inc.*	6,600	(385,110)
Hologic, Inc.*	6,300	(118,566)
Masimo Corp.	15,500	(450,585)
Palomar Medical Technologies, Inc.*	3,100	(44,051)
St. Jude Medical, Inc.*	5,103	(218,153)

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Healthcare Equipment & Supplies (cont’d.)
STERIS Corp.	1,700	$(61,982)
Stryker Corp.	1,700	(91,290)

		(2,703,511)

Healthcare Providers & Services — (0.1)%
Air Methods Corp.*	3,000	(168,810)
Brookdale Senior Living, Inc.*	24,900	(533,109)
Community Health Systems, Inc.*	4,400	(164,428)
DaVita, Inc.*	700	(48,643)
HMS Holdings Corp.*	4,300	(278,511)
Kindred Healthcare, Inc.*	12,000	(220,440)
Lincare Holdings, Inc.	2,150	(57,685)
McKesson Corp.	3,000	(211,140)
MEDNAX, Inc.*	600	(40,374)
Owens & Minor, Inc.	12,000	(353,160)
Patterson Cos., Inc.	12,000	(367,560)
VCA Antech, Inc.*	20,100	(468,129)

		(2,911,989)

Healthcare Technology
Emdeon, Inc. (Class A Stock)*	8,000	(108,320)

Hotels, Restaurants & Leisure — (0.1)%
Bally Technologies, Inc.*	13,000	(548,470)
Gaylord Entertainment Co.*	31,234	(1,122,550)
Hyatt Hotels Corp. (Class A Stock)*	1,200	(54,912)
International Game Technology	21,800	(385,642)
Las Vegas Sands Corp.*	5,700	(261,915)
Marcus Corp.	1,600	(21,232)
Marriott International, Inc. (Class A Stock)	8,343	(346,569)
MGM Resorts International*	41,225	(612,191)
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*	14,100	(183,159)
Scientific Games Corp. (Class A Stock)*	28,600	(284,856)
Starwood Hotels & Resorts Worldwide, Inc.	7,700	(468,006)
WMS Industries, Inc.*	11,100	(502,164)
Wynn Resorts Ltd.	4,000	(415,360)

		(5,207,026)

Household Durables — (0.1)%
D.R. Horton, Inc.	85,308	(1,017,724)
Fortune Brands, Inc.	7,500	(451,875)
KB Home	27,100	(365,579)
Lennar Corp. (Class A Stock)	29,500	(553,125)
MDC Holdings, Inc.	14,600	(420,042)
NVR, Inc.*	600	(414,612)
Pulte Group, Inc.*	50,600	(380,512)
Ryland Group, Inc.	14,100	(240,123)
Stanley Black & Decker, Inc.	6,700	(448,029)
Toll Brothers, Inc.*	12,600	(239,400)

		(4,531,021)

Independent Power Producers & Energy Traders
Calpine Corp.*	35,200	(469,568)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Industrial Conglomerates
Carlisle Cos., Inc.	1,800	$(71,532)
Textron, Inc.	92,908	(2,196,345)

		(2,267,877)

Insurance — (0.1)%
American Equity Investment Life Holding Co.	28,810	(361,565)
Aon Corp.	11,201	(515,358)
Arch Capital Group Ltd. (Bermuda)*	1,100	(96,855)
Arthur J. Gallagher & Co.	13,300	(386,764)
Cincinnati Financial Corp.	9,900	(313,731)
CNO Financial Group, Inc.*	157,005	(1,064,494)
Endurance Specialty Holdings Ltd. (Bermuda)	5,300	(244,171)
First American Financial Corp.	7,900	(118,026)
Hanover Insurance Group, Inc. (The)	2,300	(107,456)
Hartford Financial Services Group, Inc. (The)	2,700	(71,523)
Horace Mann Educators Corp.	2,800	(50,512)
Infinity Property & Casualty Corp.	2,600	(160,680)
Lincoln National Corp.	69,899	(1,943,891)
Loews Corp.	6,900	(268,479)
Markel Corp.*	1,200	(453,756)
Marsh & McLennan Cos., Inc.	7,600	(207,784)
Mercury General Corp.	600	(25,806)
MetLife, Inc.	5,100	(226,644)
MGIC Investment Corp.*	58,047	(591,499)
Old Republic International Corp.	8,100	(110,403)
Progressive Corp. (The)	15,200	(302,024)
Radian Group, Inc.	27,631	(222,982)
Stewart Information Services Corp.	31,235	(360,140)
W.R. Berkley Corp.	6,800	(186,184)

		(8,390,727)

Internet & Catalog Retail
Amazon.com, Inc.*	3,000	(540,000)
priceline.com, Inc.*	3,184	(1,272,167)

		(1,812,167)

Internet Software & Services
Digital River, Inc.*	10,700	(368,294)
Equinix, Inc.*	6,000	(487,560)
Monster Worldwide, Inc.*	26,500	(626,195)
Sohu.com, Inc.*	3,684	(233,897)
WebMD Health Corp.*	7,900	(403,374)

		(2,119,320)

IT Services — (0.1)%
Alliance Data Systems Corp.*	30,135	(2,140,489)
Automatic Data Processing, Inc.	9,900	(458,172)
Cognizant Technology Solutions Corp. (Class A Stock)*	4,600	(337,134)
Convergys Corp.*	21,211	(279,349)
DST Systems, Inc.	6,375	(282,731)
Gartner, Inc.*	1,000	(33,200)
Genpact Ltd. (Bermuda)*	27,100	(411,920)
Jack Henry & Associates, Inc.	14,500	(422,675)

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
IT Services (cont’d.)
Mantech International Corp. (Class A Stock)*	1,800	$(74,394)
Wright Express Corp.*	2,900	(133,400)

		(4,573,464)

Leisure Equipment & Products
Brunswick Corp.	11,800	(221,132)
Callaway Golf Co.	18,300	(147,681)
Eastman Kodak Co.*	185,077	(992,013)

		(1,360,826)

Life Sciences Tools & Services
Charles River Laboratories International, Inc.*	13,400	(476,236)
Covance, Inc.*	3,800	(195,358)
Furiex Pharmaceuticals, Inc.*	1,383	(19,984)
Illumina, Inc.*	4,900	(310,366)

		(1,001,944)

Machinery — (0.1)%
ArvinMeritor, Inc.*	17,900	(367,308)
Astec Industries, Inc.*	7,100	(230,111)
Caterpillar, Inc.	5,700	(533,862)
Flowserve Corp.	1,500	(178,830)
Graco, Inc.	6,800	(268,260)
Manitowoc Co., Inc. (The)	33,300	(436,563)
Navistar International Corp.*	2,300	(133,193)
PACCAR, Inc.	6,100	(350,262)
Terex Corp.*	76,600	(2,377,664)
Trinity Industries, Inc.	19,500	(518,895)
Valmont Industries, Inc.	6,000	(532,380)
Wabtec Corp.	8,100	(428,409)

		(6,355,737)

Machinery & Equipment
Robbins & Myers, Inc.	26,973	(965,094)

Marine
Alexander & Baldwin, Inc.	1,000	(40,030)
Genco Shipping & Trading Ltd. (Marshall Island)*	11,694	(168,394)
Kirby Corp.*	4,500	(198,225)

		(406,649)

Media — (0.2)%
Arbitron, Inc.	600	(24,912)
Comcast Corp. (Class A Stock)	135,822	(2,984,009)
Discovery Communications, Inc. (Class A Stock)*	49,972	(2,083,833)
DreamWorks Animation SKG, Inc. (Class A Stock)*	14,600	(430,262)
Interpublic Group of Cos., Inc. (The)*	54,700	(580,914)
Liberty Global, Inc. (Class A Stock)*	75,421	(2,668,395)
Morningstar, Inc.	9,100	(483,028)
New York Times Co. (The) (Class A Stock)*	34,500	(338,100)
News Corp. (Class B Stock)	74,500	(1,223,290)
Sirius XM Radio, Inc.*	451,716	(740,814)

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Media (cont’d.)
Virgin Media, Inc.	50,379	$(1,372,324)

		(12,929,881)

Metals & Mining — (0.1)%
AK Steel Holding Corp.	34,000	(556,580)
Allegheny Technologies, Inc.	19,602	(1,081,638)
ArcelorMittal (Luxembourg)	24,200	(922,746)
BHP Billiton Ltd., ADR (Australia)	18,755	(1,742,715)
Compass Minerals International, Inc.	400	(35,708)
Kinross Gold Corp. (Canada)	3,162	(59,952)
Northgate Minerals Corp. (Canada)*	97,668	(312,538)
Nucor Corp.	1,300	(56,966)
Royal Gold, Inc.	9,100	(497,133)
Sterlite Industries India Ltd., ADR (India)	22,256	(368,114)
United States Steel Corp.	32,375	(1,891,347)
Vulcan Materials Co.	6,400	(283,904)
Walter Energy, Inc.	3,027	(386,972)

		(8,196,313)

Multi-Utilities
Black Hills Corp.	11,700	(351,000)
CH Energy Group, Inc.	1,200	(58,668)
Consolidated Edison, Inc.	5,300	(262,721)
Integrys Energy Group, Inc.	3,600	(174,636)
MDU Resources Group, Inc.	8,000	(162,160)
Vectren Corp.	6,800	(172,584)

		(1,181,769)

Multiline Retail
JC Penney Co., Inc.	19,600	(633,276)

Oil, Gas & Consumable Fuels — (0.1)%
Anadarko Petroleum Corp.	6,300	(479,808)
Bill Barrett Corp.*	7,000	(287,910)
Comstock Resources, Inc.*	13,600	(334,016)
Concho Resources, Inc.*	2,700	(236,709)
CONSOL Energy, Inc.	11,300	(550,762)
Denbury Resources, Inc.*	26,000	(496,340)
Energy XXI Bermuda Ltd. (Bermuda)*	900	(24,903)
EOG Resources, Inc.	4,200	(383,922)
EQT Corp.	7,000	(313,880)
Green Plains Renewable Energy, Inc.*	28,183	(317,341)
Massey Energy Co.	12,700	(681,355)
Overseas Shipholding Group, Inc.	9,400	(332,948)
Petrominerales Ltd. (Bahamas)	6,094	(203,235)
Pioneer Natural Resources Co.	19,700	(1,710,354)
Plains Exploration & Production Co.*	1,300	(41,782)
Range Resources Corp.	2,800	(125,944)
SandRidge Energy, Inc.*	84,900	(621,468)
Seadrill Ltd. (Bermuda)	22,543	(764,659)
SM Energy Co.	2,900	(170,897)
Whiting Petroleum Corp.*	170	(19,922)

		(8,098,155)

Paper & Forest Products
Louisiana-Pacific Corp.*	37,500	(354,750)

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Personal Products
Lauder, (Estee) Cos., Inc. (The) (Class A Stock)	1,000	$(80,700)

Pharmaceuticals
Hospira, Inc.*	7,800	(434,382)
MannKind Corp.*	33,076	(266,593)
Mylan, Inc.*	22,200	(469,086)
Novartis AG, ADR (Switzerland)	1,210	(71,329)
Salix Pharmaceuticals Ltd.*	13,600	(638,656)
Watson Pharmaceuticals, Inc.*	6,200	(320,230)

		(2,200,276)

Professional Services
Corporate Executive Board Co. (The)	6,800	(255,340)
Dun & Bradstreet Corp. (The)	200	(16,418)
FTI Consulting, Inc.*	16,107	(600,469)
Manpower, Inc.	3,800	(238,488)

		(1,110,715)

Real Estate Investment Trusts — (0.1)%
Alexandria Real Estate Equities, Inc.	4,400	(322,344)
Annaly Capital Management, Inc.	38,533	(690,511)
Apartment Investment & Management Co. (Class A Stock)	1,700	(43,928)
AvalonBay Communities, Inc.	4,360	(490,718)
BioMed Realty Trust, Inc.	31,682	(590,869)
Boston Properties, Inc.	3,700	(318,570)
BRE Properties, Inc.	5,400	(234,900)
Corporate Office Properties Trust	4,400	(153,780)
Developers Diversified Realty Corp.	7,083	(99,800)
Digital Realty Trust, Inc.	1,000	(51,540)
Equity Residential	3,000	(155,850)
Essex Property Trust, Inc.	2,700	(308,394)
Home Properties, Inc.	4,400	(244,156)
Host Hotels & Resorts, Inc.	44,066	(787,460)
Kilroy Realty Corp.	1,609	(58,680)
Plum Creek Timber Co., Inc.	9,500	(355,775)
Potlatch Corp.	3,700	(120,435)
Public Storage, Inc.	600	(60,852)
Regency Centers Corp.	2,500	(105,600)
SL Green Realty Corp.	800	(54,008)
UDR, Inc.	6,500	(152,880)
Ventas, Inc.	700	(36,736)

		(5,437,786)

Retail & Merchandising
Saks, Inc.*	34,019	(364,003)
Talbots, Inc.*	4,998	(42,583)

		(406,586)

Road & Rail — (0.1)%
Con-Way, Inc.	14,800	(541,236)
Hertz Global Holdings, Inc.*	151,391	(2,193,656)
Werner Enterprises, Inc.	2,000	(45,200)

		(2,780,092)

Semiconductors & Semiconductor Equipment — (0.1)%
Advanced Micro Devices, Inc.*	34,200	(279,756)
Atheros Communications, Inc.*	13,800	(495,696)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Cree, Inc.*	2,900	$(191,081)
Cymer, Inc.*	9,500	(428,165)
GT Solar International, Inc.*	6,134	(55,942)
International Rectifier Corp.*	2,700	(80,163)
Intersil Corp. (Class A Stock)	37,800	(577,206)
MEMC Electronic Materials, Inc.*	42,700	(480,802)
Microchip Technology, Inc.	600	(20,526)
Micron Technology, Inc.*	20,413	(163,712)
NVIDIA Corp.*	21,500	(331,100)
Rambus, Inc.*	27,552	(564,265)
Rovi Corp.*	1,081	(67,033)
Semtech Corp.*	3,700	(83,768)
Silicon Laboratories, Inc.*	3,900	(179,478)
Teradyne, Inc.*	40,400	(567,216)
Xilinx, Inc.	16,800	(486,864)

		(5,052,773)

Software — (0.1)%
Adobe Systems, Inc.*	10,200	(313,956)
Advent Software, Inc.*	2,600	(150,592)
Cadence Design Systems, Inc.*	44,000	(363,440)
Compuware Corp.*	51,000	(595,170)
Concur Technologies, Inc.*	7,300	(379,089)
Electronic Arts, Inc.*	5,800	(95,004)
Fair Isaac Corp.	2,800	(65,436)
Informatica Corp.*	12,300	(541,569)
Mentor Graphics Corp.*	29,200	(350,400)
salesforce.com, Inc.*	4,600	(607,200)

		(3,461,856)

Specialty Retail — (0.1)%
Aaron’s, Inc.	3,400	(69,326)
Abercrombie & Fitch Co. (Class A Stock)	11,500	(662,745)
AutoNation, Inc.*	2,800	(78,960)
Collective Brands, Inc.*	20,300	(428,330)
Lowe’s Cos., Inc.	2,900	(72,732)
O’Reilly Automotive, Inc.*	3,700	(223,554)
OfficeMax, Inc.*	20,200	(357,540)
Sonic Automotive, Inc. (Class A Stock)	57,836	(765,749)
Staples, Inc.	7,600	(173,052)
Tiffany & Co.	8,000	(498,160)

		(3,330,148)

Telecommunications
Calix, Inc.*	13,230	(223,587)
IDT Corp. (Class B Stock)	4,167	(106,884)
Level 3 Communications, Inc.*	197,879	(193,921)
Motorola Mobility Holdings, Inc.*	3,845	(111,889)

		(636,281)

Textiles, Apparel & Luxury Goods
Hanesbrands, Inc.*	2,600	(66,040)
K-Swiss, Inc. (Class A Stock)*	10,900	(135,923)
Phillips-Van Heusen Corp.	7,400	(466,274)
Polo Ralph Lauren Corp.	200	(22,184)

		(690,421)

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Thrifts & Mortgage Finance
Astoria Financial Corp.	7,300	$(101,543)
Bank Mutual Corp.	5,700	(27,246)
Berkshire Hills Bancorp, Inc.	1,205	(26,631)
First Niagara Financial Group, Inc.	126,087	(1,762,696)

		(1,918,116)

Trading Companies & Distributors
GATX Corp.	14,600	(515,088)
United Rentals, Inc.*	80,113	(1,822,571)
Watsco, Inc.	2,700	(170,316)

		(2,507,975)

Wireless Telecommunication Services
Crown Castle International Corp.*	4,400	(192,852)
Leap Wireless International, Inc.*	7,400	(90,724)
SBA Communications Corp. (Class A Stock)*	12,400	(507,656)
Telephone & Data Systems, Inc.	9,584	(350,295)

		(1,141,527)

TOTAL COMMON STOCKS (proceeds received $136,209,288)		(160,856,806)

EXCHANGE TRADED FUNDS — (0.1)%
iShares Silver Trust*	2,371	(71,557)
SPDR Barclays Capital High Yield Bond	97,786	(3,883,082)
SPDR Gold Trust*	2,980	(413,385)

TOTAL EXCHANGE TRADED FUNDS (proceeds received $4,366,080)		(4,368,024)

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION — (0.1)%
Federal National Mortgage Assoc. (proceeds received $3,983,750)
4.00%	TBA	$4,000	(3,978,752)

U.S. TREASURY OBLIGATIONS
U.S. Treasury Inflationary Indexed Bonds, TIPS
1.25%	07/15/20	100	(102,688)
1.75%	01/15/28	100	(106,277)

TOTAL U.S. TREASURY OBLIGATIONS (proceeds received $208,808)			(208,965)

TOTAL SECURITIES SOLD SHORT (proceeds received $144,767,926)			(169,412,547)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT(o) — 99.3% (cost $5,863,097,319)			6,642,792,591
Other assets in excess of other liabilities(x) — 0.7%			46,735,277

NET ASSETS — 100.0%			$6,689,527,868

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
ADS	American Depositary Security
CVT	Convertible Security
FDIC	Federal Deposit Insurance Corp.
EAFE	Europe, Australasia, Far East
GSCI	Goldman Sachs Commodity Index
iBoxx	Bond Market Indices
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
NYSE	New York Stock Exchange
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipts
TIPS	Treasury Inflation Protected Securities
UTS	Unit Trust Security
XTSE	Toronto Stock Exchange
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won

MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
USD	United States Dollar

#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2010.

(d)	Standard & Poor’s rating.

(g)	Indicates a security or securities that have been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreement is collateralized by United States Treasuries.

(n)	Rates shown are the effective yields at purchase date.

(o)	As of December 31, 2010, 38 securities representing $12,779,748 and 0.2% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(q)	Exercise price and final cost determined on a future date, based upon the implied volatility.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2010.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(x)	Other assets in excess of other liabilities includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts and interest rate, credit default and total return swap agreements as follows:

Financial futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)
Long Positions:
49	90 Day Euro Dollar	Mar. 2011	$12,200,713	$12,205,288	$4,575
175	90 Day Euro Dollar	Jun. 2011	43,510,637	43,557,500	46,863
15	90 Day Euro Dollar	Mar. 2012	3,718,988	3,714,375	(4,613)
58	90 Day Euro Euribor	Jun. 2011	19,080,235	19,161,399	81,164
22	90 Day Sterling	Sep. 2011	4,239,496	4,242,478	2,982
42	90 Day Sterling	Dec. 2011	8,075,285	8,082,905	7,620
84	5 Year Euro-Bobl	Mar. 2011	13,315,970	13,333,048	17,078
18	5 Year U.S. Treasury Notes	Mar. 2011	2,152,813	2,118,938	(33,875)
73	10 Year Australian Bonds	Mar. 2011	53,832,932	53,904,283	71,351
424	10 Year Euro-Bund	Mar. 2011	71,299,880	71,000,014	(299,866)
6	10 Year Japanese Bonds	Mar. 2011	10,333,662	10,391,181	57,519
41	10 Year U.K. Gilt	Mar. 2011	7,666,978	7,638,119	(28,859)
1,026	10 Year U.S. Treasury Notes	Mar. 2011	126,521,381	123,568,875	(2,952,506)
69	Amsterdam Index	Jan. 2011	6,477,843	6,542,889	65,046
157	CAC40 10 Euro	Jan. 2011	8,165,272	7,992,350	(172,922)
114	DAX Index	Mar. 2011	26,827,703	26,381,342	(446,361)
151	FTSE 100 Index	Mar. 2011	13,687,917	13,873,449	185,532
47	FTSE/MIB Index	Mar. 2011	6,484,906	6,345,028	(139,878)
46	IBEX 35 Index	Jan. 2011	6,142,249	6,018,548	(123,701)
37	S&P 500 E-Mini	Mar. 2011	2,278,532	2,318,050	39,518
263	S&P 500 Index	Mar. 2011	80,457,862	82,384,750	1,926,888
47	Topix Index	Mar. 2011	5,131,115	5,186,846	55,731

					(1,640,714)

Short Positions:
50	2 Year U.S. Treasury Notes	Mar. 2011	10,967,859	10,945,312	22,547
62	5 Year U.S. Treasury Notes	Mar. 2011	7,429,375	7,298,562	130,813
543	10 Year Australian Bonds	Mar. 2011	404,064,198	404,630,567	(566,369)
241	10 Year Canadian Bonds	Mar. 2011	29,571,267	29,706,286	(135,019)
11	10 Year Japanese Bonds	Mar. 2011	18,863,776	19,050,499	(186,723)
106	10 Year Mini Japanese Government Bonds	Mar. 2011	18,251,669	18,357,753	(106,084)
353	10 Year U.K. Gilt	Mar. 2011	65,914,453	65,762,348	152,105
2	DAX Index	Mar. 2011	467,942	462,831	5,111
45	Hang Seng Index	Jan. 2011	6,535,081	6,663,622	(128,541)
33	SPI 200 Index	Mar. 2011	4,022,793	3,991,214	31,579
295	S&P 500 E-Mini	Mar. 2011	18,196,535	18,481,750	(285,215)
49	S&P/TSX 60 Index	Mar. 2011	7,469,244	7,560,676	(91,432)

					(1,157,228)

					$(2,797,942)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Commodity futures contracts open at December 31, 2010:
Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation) (1)
Long Positions:
33	Brent Crude	Feb. 2011	$3,028,470	$3,126,750	$98,280
232	Brent Crude	Mar. 2011	21,478,070	21,963,440	485,370
32	Coffee ‘C’	Mar. 2011	2,440,397	2,886,002	445,605
52	Coffee ‘C’	May 2011	4,234,076	4,715,100	481,024
201	Corn	Mar. 2011	5,762,725	6,321,450	558,725
299	Corn	May 2011	9,054,237	9,515,675	461,438
39	Cotton No. 2	Mar. 2011	2,096,920	2,823,795	726,875
68	Cotton No. 2	May 2011	4,404,370	4,678,740	274,370
11	Gas Oil	Jan. 2011	817,125	838,750	21,625
38	Gas Oil	Feb. 2011	2,906,250	2,918,400	12,150
383	Gas Oil	Mar. 2011	29,821,825	29,577,175	(244,650)
7	Gasoline RBOB	Feb. 2011	686,931	714,508	27,577
67	Gasoline RBOB	Mar. 2011	6,639,881	6,847,025	207,144
41	Gold 100 OZ	Feb. 2011	5,676,940	5,827,740	150,800
171	Gold 100 OZ	Apr. 2011	23,812,120	24,343,560	531,440
17	Heating Oil	Feb. 2011	1,784,559	1,815,274	30,715
64	Heating Oil	Mar. 2011	6,746,405	6,850,368	103,963
11	Lean Hogs	Feb. 2011	330,360	350,900	20,540
184	Lean Hogs	Apr. 2011	5,965,560	6,173,200	207,640
11	Live Cattle	Feb. 2011	447,920	476,740	28,820
222	Live Cattle	Apr. 2011	9,733,010	9,963,360	230,350
70	LME Copper	Mar. 2011	13,863,512	16,826,250	2,962,738
31	LME Copper	May 2011	6,907,450	7,424,113	516,663
67	LME Nickel	Mar. 2011	9,257,364	9,948,696	691,332
23	LME Nickel	May 2011	3,347,178	3,414,810	67,632
165	LME PRI Aluminum	Mar. 2011	9,511,696	10,191,844	680,148
56	LME PRI Aluminum	May 2011	3,381,219	3,473,750	92,531
24	LME Zinc	Mar. 2011	1,367,006	1,472,100	105,094
50	Natural Gas	Feb. 2011	2,199,270	2,202,500	3,230
253	Natural Gas	Mar. 2011	10,803,620	11,187,660	384,040
18	Silver	Mar. 2011	2,260,260	2,784,330	524,070
30	Silver	May 2011	4,258,315	4,648,650	390,335
144	Soybean	Mar. 2011	9,114,562	10,101,600	987,038
114	Soybean	May 2011	7,660,925	8,031,300	370,375
59	Sugar #11 (World)	Mar. 2011	1,692,432	2,122,490	430,058
188	Sugar #11 (World)	May 2011	5,574,453	6,173,619	599,166
114	Wheat	Mar. 2011	4,205,525	4,527,225	321,700
135	Wheat	May 2011	5,333,175	5,540,062	206,887
56	WTI Crude	Feb. 2011	4,975,300	5,117,280	141,980
505	WTI Crude	Mar. 2011	45,699,000	46,571,100	872,100

					15,206,918

Short Positions:
46	LME Copper	Mar. 2011	9,907,731	11,057,250	(1,149,519)
37	LME Nickel	Mar. 2011	5,173,566	5,494,056	(320,490)
1	LME Nickel	May 2011	148,470	148,470	—
87	LME PRI Aluminum	Mar. 2011	5,126,300	5,373,881	(247,581)
2	LME PRI Aluminum	May 2011	114,888	124,063	(9,175)
6	Natural Gas	Feb. 2011	250,580	264,300	(13,720)

					(1,740,485)

					$13,466,433

(1)	Cash of $580,331 and U.S. Treasury Securities and federal agency obligation with a market value of $45,365,328 has been segregated to cover requirements for open futures contracts as of December 31, 2010. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of December 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 03/16/11	Citigroup Global Markets	AUD	2,788	$2,721,498	$2,824,191	$102,693
Expiring 03/16/11	Credit Suisse First Boston Corp.	AUD	202	199,468	204,962	5,494
Expiring 03/16/11	Credit Suisse First Boston Corp.	AUD	105	103,048	106,457	3,409
Expiring 03/16/11	Deutsche Bank	AUD	3,955	3,851,942	4,006,924	154,982
Expiring 03/16/11	Deutsche Bank	AUD	107	104,614	108,138	3,524
Expiring 03/16/11	Deutsche Bank	AUD	58	57,008	58,561	1,553
Expiring 03/16/11	Deutsche Bank	AUD	47	45,312	47,112	1,800
Expiring 03/16/11	Hong Kong & Shanghai Bank	AUD	171	167,628	173,231	5,603
Expiring 03/16/11	Hong Kong & Shanghai Bank	AUD	116	114,253	117,121	2,868
Expiring 03/16/11	Morgan Stanley	AUD	2,868	2,866,634	2,905,813	39,179
Expiring 03/16/11	Morgan Stanley	AUD	2,266	2,264,556	2,295,506	30,950
Expiring 03/16/11	Morgan Stanley	AUD	2,090	2,063,586	2,117,209	53,623
Expiring 03/16/11	Morgan Stanley	AUD	1,670	1,648,930	1,691,778	42,848
Expiring 03/16/11	Morgan Stanley	AUD	1,443	1,420,418	1,461,695	41,277
Expiring 03/16/11	Morgan Stanley	AUD	1,317	1,319,528	1,334,625	15,097
Expiring 03/16/11	Morgan Stanley	AUD	1,261	1,253,928	1,277,842	23,914
Expiring 03/16/11	Morgan Stanley	AUD	1,111	1,112,558	1,125,287	12,729
Expiring 03/16/11	Morgan Stanley	AUD	1,085	1,068,320	1,099,365	31,045
Expiring 03/16/11	Morgan Stanley	AUD	846	841,361	857,406	16,045
Expiring 03/16/11	Royal Bank of Scotland	AUD	985	963,585	998,227	34,642
Expiring 03/16/11	Royal Bank of Scotland	AUD	87	85,546	87,841	2,295
Expiring 03/16/11	Royal Bank of Scotland	AUD	46	44,830	46,484	1,654
Expiring 03/16/11	UBS Securities	AUD	5,370	5,208,687	5,440,730	232,043
Expiring 03/16/11	UBS Securities	AUD	3,200	3,148,215	3,242,114	93,899
Expiring 03/16/11	UBS Securities	AUD	600	593,623	607,896	14,273
Expiring 03/16/11	UBS Securities	AUD	145	141,738	146,738	5,000
Expiring 03/16/11	UBS Securities	AUD	116	114,334	117,121	2,787
Brazilian Real,
Expiring 03/02/11	Citigroup Global Markets	BRL	2,393	1,402,953	1,422,126	19,173
Expiring 03/02/11	Citigroup Global Markets	BRL	1,048	614,537	622,935	8,398
Expiring 03/02/11	Citigroup Global Markets	BRL	101	59,005	59,811	806
British Pound,
Expiring 03/16/11	Citigroup Global Markets	GBP	1,630	2,526,803	2,539,821	13,018
Expiring 03/16/11	Citigroup Global Markets	GBP	1,077	1,658,769	1,678,650	19,881
Expiring 03/16/11	Citigroup Global Markets	GBP	346	532,293	539,625	7,332
Expiring 03/16/11	Credit Suisse First Boston Corp.	GBP	262	409,620	408,514	(1,106)
Expiring 03/16/11	Credit Suisse First Boston Corp.	GBP	64	101,283	100,113	(1,170)
Expiring 03/16/11	Deutsche Bank	GBP	266	415,335	414,966	(369)
Expiring 03/16/11	Deutsche Bank	GBP	116	180,200	180,787	587
Expiring 03/16/11	Deutsche Bank	GBP	26	40,524	40,045	(479)
Expiring 03/16/11	Hong Kong & Shanghai Bank	GBP	427	665,817	664,757	(1,060)
Expiring 03/16/11	Hong Kong & Shanghai Bank	GBP	51	80,723	80,090	(633)
Expiring 03/16/11	Morgan Stanley	GBP	21,882	34,298,570	34,096,212	(202,358)
Expiring 03/16/11	Morgan Stanley	GBP	17,640	27,649,648	27,486,518	(163,130)
Expiring 03/16/11	Morgan Stanley	GBP	2,247	3,484,458	3,501,926	17,468
Expiring 03/16/11	Morgan Stanley	GBP	1,566	2,428,016	2,440,188	12,172
Expiring 03/16/11	Morgan Stanley	GBP	1,018	1,570,032	1,585,933	15,901
Expiring 03/16/11	Morgan Stanley	GBP	1,008	1,586,578	1,570,984	(15,594)
Expiring 03/16/11	Morgan Stanley	GBP	963	1,490,635	1,500,528	9,893
Expiring 03/16/11	Morgan Stanley	GBP	935	1,442,357	1,456,964	14,607
Expiring 03/16/11	Morgan Stanley	GBP	905	1,423,870	1,409,875	(13,995)
Expiring 03/16/11	Morgan Stanley	GBP	866	1,339,680	1,348,832	9,152
Expiring 03/16/11	Morgan Stanley	GBP	804	1,244,874	1,253,135	8,261
Expiring 03/16/11	Morgan Stanley	GBP	692	1,070,685	1,078,000	7,315
Expiring 03/16/11	Morgan Stanley	GBP	684	1,084,364	1,065,573	(18,791)
Expiring 03/16/11	Morgan Stanley	GBP	530	839,816	825,263	(14,553)

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound (cont’d.),
Expiring 03/16/11	Royal Bank of Scotland	GBP	318	$487,440	$496,057	$8,617
Expiring 03/16/11	Royal Bank of Scotland	GBP	114	178,196	178,376	180
Expiring 03/16/11	Royal Bank of Scotland	GBP	64	101,297	100,113	(1,184)
Expiring 03/16/11	UBS Securities	GBP	2,000	3,099,732	3,116,345	16,613
Expiring 03/16/11	UBS Securities	GBP	562	860,898	875,451	14,553
Expiring 03/16/11	UBS Securities	GBP	361	563,368	563,092	(276)
Expiring 03/16/11	UBS Securities	GBP	250	394,610	389,543	(5,067)
Expiring 03/16/11	UBS Securities	GBP	51	80,688	80,090	(598)
Canadian Dollar,
Expiring 02/17/11	Citigroup Global Markets	CAD	267	265,818	268,270	2,452
Expiring 02/17/11	Hong Kong & Shanghai Bank	CAD	684	671,404	687,252	15,848
Expiring 02/17/11	Morgan Stanley	CAD	271	268,901	272,289	3,388
Expiring 02/17/11	Royal Bank of Canada	CAD	4,533	4,447,410	4,554,555	107,145
Expiring 02/17/11	Royal Bank of Canada	CAD	319	315,062	320,517	5,455
Expiring 02/17/11	UBS Securities	CAD	4,710	4,674,010	4,732,397	58,387
Expiring 03/16/11	Citigroup Global Markets	CAD	1,830	1,806,271	1,837,402	31,131
Expiring 03/16/11	Credit Suisse First Boston Corp.	CAD	247	243,902	247,757	3,855
Expiring 03/16/11	Credit Suisse First Boston Corp.	CAD	245	241,457	245,749	4,292
Expiring 03/16/11	Credit Suisse First Boston Corp.	CAD	19	19,090	19,229	139
Expiring 03/16/11	Deutsche Bank	CAD	98	96,558	98,300	1,742
Expiring 03/16/11	Deutsche Bank	CAD	71	69,736	70,788	1,052
Expiring 03/16/11	Deutsche Bank	CAD	19	19,380	19,532	152
Expiring 03/16/11	Deutsche Bank	CAD	8	8,428	8,510	82
Expiring 03/16/11	Hong Kong & Shanghai Bank	CAD	196	193,091	196,599	3,508
Expiring 03/16/11	Hong Kong & Shanghai Bank	CAD	141	139,845	141,576	1,731
Expiring 03/16/11	Hong Kong & Shanghai Bank	CAD	31	31,069	31,289	220
Expiring 03/16/11	Morgan Stanley	CAD	3,907	3,884,479	3,922,956	38,477
Expiring 03/16/11	Morgan Stanley	CAD	3,014	2,997,013	3,026,700	29,687
Expiring 03/16/11	Morgan Stanley	CAD	2,591	2,553,277	2,601,205	47,928
Expiring 03/16/11	Morgan Stanley	CAD	1,961	1,933,205	1,969,494	36,289
Expiring 03/16/11	Morgan Stanley	CAD	702	701,095	704,534	3,439
Expiring 03/16/11	Morgan Stanley	CAD	582	581,971	584,825	2,854
Expiring 03/16/11	Royal Bank of Scotland	CAD	5,054	5,003,169	5,074,730	71,561
Expiring 03/16/11	Royal Bank of Scotland	CAD	245	241,454	245,749	4,295
Expiring 03/16/11	Royal Bank of Scotland	CAD	106	104,573	106,182	1,609
Expiring 03/16/11	Royal Bank of Scotland	CAD	8	8,321	8,396	75
Expiring 03/16/11	UBS Securities	CAD	1,900	1,886,644	1,907,755	21,111
Expiring 03/16/11	UBS Securities	CAD	1,830	1,805,258	1,837,403	32,145
Expiring 03/16/11	UBS Securities	CAD	1,499	1,469,334	1,505,118	35,784
Expiring 03/16/11	UBS Securities	CAD	200	199,636	200,816	1,180
Expiring 03/16/11	UBS Securities	CAD	200	198,032	200,816	2,784
Expiring 03/16/11	UBS Securities	CAD	200	196,980	200,816	3,836
Expiring 03/16/11	UBS Securities	CAD	196	192,958	196,599	3,641
Expiring 03/16/11	UBS Securities	CAD	141	139,859	141,576	1,717
Expiring 03/16/11	UBS Securities	CAD	26	26,271	26,505	234
Chinese Yuan,
Expiring 01/10/11	Bank of America	CNY	1,129	170,000	171,276	1,276
Expiring 01/10/11	Citigroup Global Markets	CNY	329	49,485	49,860	375
Expiring 01/10/11	Deutsche Bank	CNY	1,991	297,193	302,016	4,823
Expiring 01/10/11	Hong Kong & Shanghai Bank	CNY	1,957	293,000	296,911	3,911
Expiring 01/10/11	Hong Kong & Shanghai Bank	CNY	1,934	290,000	293,496	3,496
Expiring 01/10/11	Hong Kong & Shanghai Bank	CNY	1,448	217,000	219,666	2,666
Expiring 01/10/11	JPMorgan Chase	CNY	2,870	430,059	435,440	5,381
Expiring 01/10/11	JPMorgan Chase	CNY	1,927	289,000	292,353	3,353
Expiring 01/10/11	JPMorgan Chase	CNY	640	96,000	97,041	1,041
Expiring 01/10/11	Morgan Stanley	CNY	1,272	191,000	193,057	2,057
Expiring 01/10/11	Morgan Stanley	CNY	1,262	190,000	191,440	1,440
Expiring 01/10/11	Morgan Stanley	CNY	797	120,000	120,855	855
Expiring 01/10/11	Morgan Stanley	CNY	664	100,000	100,758	758
Expiring 01/10/11	Morgan Stanley	CNY	531	80,000	80,606	606

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (cont’d.),
Expiring 01/10/11	Morgan Stanley	CNY	398	$60,000	$60,428	$428
Expiring 01/10/11	Morgan Stanley	CNY	266	40,000	40,285	285
Expiring 04/07/11	Barclays Capital Group	CNY	3,820	577,000	579,596	2,596
Expiring 04/07/11	Barclays Capital Group	CNY	1,655	250,000	251,182	1,182
Expiring 04/07/11	Barclays Capital Group	CNY	646	96,757	98,022	1,265
Expiring 04/07/11	Barclays Capital Group	CNY	192	29,000	29,144	144
Expiring 04/07/11	Barclays Capital Group	CNY	192	29,000	29,137	137
Expiring 04/07/11	Barclays Capital Group	CNY	192	29,000	29,130	130
Expiring 04/07/11	Barclays Capital Group	CNY	192	29,000	29,129	129
Expiring 04/07/11	Citigroup Global Markets	CNY	907	135,414	137,626	2,212
Expiring 04/07/11	Credit Suisse First Boston Corp.	CNY	199	30,000	30,139	139
Expiring 04/07/11	Credit Suisse First Boston Corp.	CNY	199	30,000	30,124	124
Expiring 04/07/11	Hong Kong & Shanghai Bank	CNY	3,751	567,000	569,121	2,121
Expiring 04/07/11	Hong Kong & Shanghai Bank	CNY	1,648	249,000	250,120	1,120
Expiring 04/07/11	Hong Kong & Shanghai Bank	CNY	185	28,000	28,105	105
Expiring 04/07/11	Hong Kong & Shanghai Bank	CNY	60	9,000	9,040	40
Expiring 04/07/11	JPMorgan Chase	CNY	3,751	567,000	569,121	2,121
Expiring 04/07/11	JPMorgan Chase	CNY	284	43,000	43,161	161
Expiring 04/07/11	Morgan Stanley	CNY	3,283	496,000	498,194	2,194
Expiring 04/07/11	Royal Bank of Scotland	CNY	489	73,137	74,137	1,000
Expiring 06/15/11	Barclays Capital Group	CNY	1,438	216,387	218,478	2,091
Expiring 06/15/11	Barclays Capital Group	CNY	1,437	214,000	218,262	4,262
Expiring 06/15/11	Deutsche Bank	CNY	2,114	320,437	321,123	686
Expiring 06/15/11	Deutsche Bank	CNY	405	63,000	61,594	(1,406)
Expiring 06/15/11	Hong Kong & Shanghai Bank	CNY	1,389	207,000	211,091	4,091
Expiring 06/15/11	JPMorgan Chase	CNY	2,170	330,000	329,653	(347)
Expiring 06/15/11	Royal Bank of Scotland	CNY	2,001	298,000	303,958	5,958
Expiring 06/15/11	Royal Bank of Scotland	CNY	2,001	298,000	303,958	5,958
Expiring 06/15/11	Royal Bank of Scotland	CNY	1,324	199,007	201,096	2,089
Expiring 02/13/12	Deutsche Bank	CNY	8,048	1,242,429	1,235,323	(7,106)
Expiring 02/13/12	Deutsche Bank	CNY	797	123,010	122,307	(703)
Expiring 09/14/11	Bank of America	CNY	824	124,000	125,474	1,474
Expiring 09/14/11	Barclays Capital Group	CNY	4,602	700,000	700,752	752
Expiring 09/14/11	Barclays Capital Group	CNY	2,630	400,000	400,491	491
Expiring 09/14/11	Citigroup Global Markets	CNY	24,239	3,695,000	3,691,095	(3,905)
Expiring 09/14/11	Citigroup Global Markets	CNY	817	123,000	124,368	1,368
Expiring 09/14/11	Hong Kong & Shanghai Bank	CNY	2,473	372,000	376,592	4,592
Expiring 09/14/11	JPMorgan Chase	CNY	2,557	384,000	389,442	5,442
Expiring 09/14/11	JPMorgan Chase	CNY	2,556	384,000	389,149	5,149
Expiring 11/15/11	Barclays Capital Group	CNY	523	81,401	79,771	(1,630)
Expiring 11/15/11	Citigroup Global Markets	CNY	3,145	484,145	479,732	(4,413)
Expiring 11/15/11	JPMorgan Chase	CNY	1,285	200,062	195,996	(4,066)
Expiring 11/15/11	JPMorgan Chase	CNY	663	103,099	101,176	(1,923)
Expiring 09/08/15	Barclays Capital Group	CNY	1,596	260,000	264,392	4,392
Expiring 09/08/15	Citigroup Global Markets	CNY	3,448	571,428	571,002	(426)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,530	252,892	253,395	503
Expiring 09/08/15	Citigroup Global Markets	CNY	1,090	177,000	180,576	3,576
Expiring 09/08/15	Morgan Stanley	CNY	738	120,000	122,226	2,226
Expiring 09/08/15	Morgan Stanley	CNY	554	90,000	91,744	1,744
Danish Krone,
Expiring 02/07/11	Barclays Capital Group	DKK	1,039	183,704	186,246	2,542
Euro,
Expiring 01/06/11	Citigroup Global Markets	EUR	1,326	1,794,038	1,771,927	(22,111)
Expiring 01/06/11	Citigroup Global Markets	EUR	116	157,902	155,010	(2,892)
Expiring 01/25/11	Barclays Capital Group	EUR	3,085	4,066,866	4,122,334	55,468
Expiring 01/25/11	Barclays Capital Group	EUR	2,145	2,837,262	2,866,258	28,996
Expiring 01/25/11	Barclays Capital Group	EUR	213	279,448	284,621	5,173
Expiring 01/25/11	Citigroup Global Markets	EUR	14,683	20,199,550	19,620,171	(579,379)
Expiring 01/25/11	Citigroup Global Markets	EUR	793	1,113,406	1,059,647	(53,759)

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro (cont’d.),
Expiring 01/25/11	Credit Suisse First Boston Corp.	EUR	2,595	$3,414,527	$3,467,571	$53,044
Expiring 01/25/11	Credit Suisse First Boston Corp.	EUR	2,073	2,740,210	2,770,048	29,838
Expiring 01/25/11	Deutsche Bank	EUR	4,650	6,477,451	6,213,566	(263,885)
Expiring 01/25/11	Deutsche Bank	EUR	818	1,133,830	1,093,053	(40,777)
Expiring 01/25/11	Morgan Stanley	EUR	218	304,579	291,303	(13,276)
Expiring 01/25/11	Royal Bank of Scotland	EUR	1,110	1,460,231	1,483,239	23,008
Expiring 01/25/11	Royal Bank of Scotland	EUR	947	1,239,973	1,265,430	25,457
Expiring 01/25/11	Royal Bank of Scotland	EUR	370	508,284	494,413	(13,871)
Expiring 01/25/11	Royal Bank of Scotland	EUR	261	362,179	348,761	(13,418)
Expiring 01/25/11	UBS Securities	EUR	53	70,068	70,821	753
Expiring 03/16/11	Morgan Stanley	EUR	17,543	23,410,034	23,436,552	26,518
Expiring 03/16/11	Morgan Stanley	EUR	14,068	18,772,398	18,793,663	21,265
Expiring 03/16/11	Morgan Stanley	EUR	2,674	3,514,227	3,572,419	58,192
Expiring 03/16/11	Morgan Stanley	EUR	1,996	2,623,728	2,667,174	43,446
Expiring 03/16/11	Morgan Stanley	EUR	1,580	2,099,741	2,110,708	10,967
Expiring 03/16/11	Morgan Stanley	EUR	1,263	1,678,861	1,687,630	8,769
Expiring 03/16/11	Morgan Stanley	EUR	1,182	1,563,720	1,579,016	15,296
Expiring 03/16/11	Morgan Stanley	EUR	954	1,262,468	1,274,817	12,349
Expiring 03/16/11	Morgan Stanley	EUR	212	278,583	283,297	4,714
Expiring 03/16/11	Morgan Stanley	EUR	170	223,250	227,028	3,778
Expiring 03/16/11	UBS Securities	EUR	750	1,002,818	1,001,971	(847)
Expiring 03/16/11	UBS Securities	EUR	125	164,004	166,995	2,991
Expiring 03/16/11	UBS Securities	EUR	125	163,623	166,995	3,372
Expiring 03/16/11	UBS Securities	EUR	125	164,228	166,995	2,767
Indian Rupee,
Expiring 03/09/11	Bank of America	INR	613	13,000	13,529	529
Expiring 03/09/11	Barclays Capital Group	INR	9,858	218,146	217,722	(424)
Expiring 03/09/11	Barclays Capital Group	INR	8,239	180,000	181,957	1,957
Expiring 03/09/11	Barclays Capital Group	INR	3,610	80,000	79,721	(279)
Expiring 03/09/11	Barclays Capital Group	INR	1,798	40,000	39,710	(290)
Expiring 03/09/11	Citigroup Global Markets	INR	27,000	596,685	596,318	(367)
Expiring 03/09/11	Citigroup Global Markets	INR	5,853	130,000	129,260	(740)
Expiring 03/09/11	Citigroup Global Markets	INR	4,680	100,000	103,362	3,362
Expiring 03/09/11	Citigroup Global Markets	INR	2,704	60,000	59,725	(275)
Expiring 03/09/11	Citigroup Global Markets	INR	2,263	50,000	49,969	(31)
Expiring 03/09/11	Citigroup Global Markets	INR	1,700	37,569	37,546	(23)
Expiring 03/09/11	Citigroup Global Markets	INR	907	20,000	20,023	23
Expiring 03/09/11	Citigroup Global Markets	INR	902	20,000	19,913	(87)
Expiring 03/09/11	Deutsche Bank	INR	50,546	1,120,000	1,116,343	(3,657)
Expiring 03/09/11	Deutsche Bank	INR	6,332	140,000	139,852	(148)
Expiring 03/09/11	Deutsche Bank	INR	4,958	110,000	109,495	(505)
Expiring 03/09/11	Deutsche Bank	INR	4,682	100,000	103,406	3,406
Expiring 03/09/11	Deutsche Bank	INR	4,565	100,000	100,822	822
Expiring 03/09/11	Deutsche Bank	INR	1,807	40,000	39,914	(86)
Expiring 03/09/11	Deutsche Bank	INR	1,798	40,000	39,710	(290)
Expiring 03/09/11	JPMorgan Chase	INR	4,102	87,000	90,597	3,597
Expiring 03/09/11	JPMorgan Chase	INR	4,057	90,000	89,607	(393)
Expiring 03/09/11	Royal Bank of Scotland	INR	29,435	652,363	650,089	(2,274)
Expiring 03/09/11	Royal Bank of Scotland	INR	16,000	355,556	353,374	(2,182)
Expiring 03/09/11	Royal Bank of Scotland	INR	10,382	230,000	229,300	(700)
Expiring 03/09/11	Royal Bank of Scotland	INR	5,000	111,111	110,429	(682)
Expiring 03/09/11	Royal Bank of Scotland	INR	1,952	43,262	43,111	(151)
Expiring 03/09/11	Royal Bank of Scotland	INR	1,000	22,222	22,086	(136)
Indonesian Rupiah,
Expiring 07/27/11	Citigroup Global Markets	IDR	671,480	72,047	72,032	(15)
Expiring 07/27/11	Hong Kong & Shanghai Bank	IDR	1,396,320	148,877	149,787	910
Expiring 07/27/11	JPMorgan Chase	IDR	7,523,100	819,599	807,026	(12,573)
Expiring 10/31/11	Citigroup Global Markets	IDR	1,577,600	170,000	166,660	(3,340)

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen,
Expiring 01/14/11	Barclays Capital Group	JPY	21,510	$258,294	$264,978	$6,684
Expiring 01/14/11	UBS Securities	JPY	41,414	500,000	510,169	10,169
Expiring 03/16/11	Credit Suisse First Boston Corp.	JPY	15,132	180,445	186,524	6,079
Expiring 03/16/11	Deutsche Bank	JPY	272,637	3,246,955	3,360,695	113,740
Expiring 03/16/11	Deutsche Bank	JPY	15,371	183,319	189,469	6,150
Expiring 03/16/11	Deutsche Bank	JPY	6,697	79,444	82,546	3,102
Expiring 03/16/11	Hong Kong & Shanghai Bank	JPY	68,991	823,779	850,432	26,653
Expiring 03/16/11	Hong Kong & Shanghai Bank	JPY	24,623	293,406	303,521	10,115
Expiring 03/16/11	Morgan Stanley	JPY	77,749	929,785	958,378	28,593
Expiring 03/16/11	Morgan Stanley	JPY	64,585	772,365	796,117	23,752
Expiring 03/16/11	Royal Bank of Scotland	JPY	37,632	450,353	463,872	13,519
Expiring 03/16/11	Royal Bank of Scotland	JPY	6,607	78,556	81,445	2,889
Expiring 03/16/11	UBS Securities	JPY	212,500	2,561,951	2,619,408	57,457
Expiring 03/16/11	UBS Securities	JPY	25,000	299,262	308,165	8,903
Expiring 03/16/11	UBS Securities	JPY	20,857	248,456	257,102	8,646
Expiring 03/16/11	UBS Securities	JPY	18,816	224,758	231,936	7,178
Expiring 03/16/11	UBS Securities	JPY	12,500	149,633	154,083	4,450
Expiring 03/16/11	UBS Securities	JPY	12,500	149,357	154,083	4,726
Expiring 03/16/11	UBS Securities	JPY	12,500	151,903	154,083	2,180
Expiring 03/16/11	UBS Securities	JPY	12,500	151,143	154,083	2,940
Malaysian Ringgit,
Expiring 02/07/11	Barclays Capital Group	MYR	898	290,000	290,494	494
Expiring 02/07/11	Barclays Capital Group	MYR	408	130,000	131,966	1,966
Expiring 02/07/11	Citigroup Global Markets	MYR	836	270,000	270,329	329
Expiring 02/07/11	JPMorgan Chase	MYR	3,283	1,060,000	1,061,806	1,806
Mexican Peso,
Expiring 02/22/11	Barclays Capital Group	MXN	3,182	247,815	256,644	8,829
Expiring 02/22/11	Barclays Capital Group	MXN	1,124	87,000	90,675	3,675
Expiring 02/22/11	Barclays Capital Group	MXN	295	22,304	23,802	1,498
Expiring 02/22/11	Citigroup Global Markets	MXN	25,623	1,991,071	2,066,830	75,759
Expiring 02/22/11	JPMorgan Chase	MXN	1,160	93,859	93,569	(290)
Expiring 02/22/11	Morgan Stanley	MXN	9,366	737,000	755,501	18,501
Expiring 02/22/11	Morgan Stanley	MXN	6,067	481,000	489,389	8,389
Expiring 02/22/11	Morgan Stanley	MXN	4,491	354,000	362,244	8,244
New Zealand Dollar,
Expiring 03/16/11	Credit Suisse First Boston Corp.	NZD	157	115,885	121,417	5,532
Expiring 03/16/11	Deutsche Bank	NZD	159	117,736	123,335	5,599
Expiring 03/16/11	Deutsche Bank	NZD	69	50,933	53,733	2,800
Expiring 03/16/11	Hong Kong & Shanghai Bank	NZD	255	188,527	197,576	9,049
Expiring 03/16/11	Morgan Stanley	NZD	2,720	1,994,123	2,106,810	112,687
Expiring 03/16/11	Morgan Stanley	NZD	2,371	1,738,418	1,836,655	98,237
Expiring 03/16/11	Morgan Stanley	NZD	2,251	1,664,439	1,743,512	79,073
Expiring 03/16/11	Morgan Stanley	NZD	1,798	1,329,103	1,392,246	63,143
Expiring 03/16/11	Morgan Stanley	NZD	144	107,006	111,667	4,661
Expiring 03/16/11	Morgan Stanley	NZD	78	57,729	60,243	2,514
Expiring 03/16/11	Royal Bank of Scotland	NZD	68	50,435	53,016	2,581
Expiring 03/16/11	UBS Securities	NZD	2,426	1,803,858	1,879,009	75,151
Expiring 03/16/11	UBS Securities	NZD	216	159,290	167,360	8,070
Norwegian Krone,
Expiring 02/07/11	Citigroup Global Markets	NOK	1,859	314,877	317,990	3,113
Expiring 03/16/11	Credit Suisse First Boston Corp.	NOK	1,711	288,235	292,096	3,861
Expiring 03/16/11	Credit Suisse First Boston Corp.	NOK	74	12,373	12,645	272
Expiring 03/16/11	Deutsche Bank	NOK	489	82,308	83,456	1,148
Expiring 03/16/11	Deutsche Bank	NOK	75	12,566	12,844	278
Expiring 03/16/11	Deutsche Bank	NOK	33	5,461	5,596	135
Expiring 03/16/11	Hong Kong & Shanghai Bank	NOK	978	165,401	166,912	1,511
Expiring 03/16/11	Hong Kong & Shanghai Bank	NOK	121	20,151	20,576	425
Expiring 03/16/11	Robertson Stephens & Co., Inc.	NOK	32	5,403	5,521	118

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Norwegian Krone (cont’d.),
Expiring 03/16/11	Royal Bank of Scotland	NOK	733	$123,576	$125,184	$1,608
Expiring 03/16/11	UBS Securities	NOK	2,320	387,312	396,109	8,797
Expiring 03/16/11	UBS Securities	NOK	978	165,681	166,912	1,231
Expiring 03/16/11	UBS Securities	NOK	102	17,047	17,429	382
Philippine Peso,
Expiring 02/07/11	Citigroup Global Markets	PHP	6,174	140,000	140,962	962
Expiring 02/07/11	Citigroup Global Markets	PHP	4,789	110,000	109,350	(650)
Expiring 02/07/11	Citigroup Global Markets	PHP	4,351	100,000	99,340	(660)
Expiring 02/07/11	Citigroup Global Markets	PHP	2,653	60,000	60,563	563
Expiring 02/07/11	Citigroup Global Markets	PHP	2,187	50,000	49,921	(79)
Expiring 02/07/11	Deutsche Bank	PHP	1,743	40,000	39,800	(200)
Expiring 06/15/11	Citigroup Global Markets	PHP	26,073	611,179	593,684	(17,495)
Expiring 06/15/11	Citigroup Global Markets	PHP	11,400	259,563	259,580	17
Expiring 06/15/11	Citigroup Global Markets	PHP	10,720	243,803	244,096	293
Expiring 06/15/11	Citigroup Global Markets	PHP	9,000	207,087	204,932	(2,155)
Expiring 06/15/11	Citigroup Global Markets	PHP	8,750	200,000	199,239	(761)
Expiring 06/15/11	Citigroup Global Markets	PHP	5,600	127,505	127,513	8
Expiring 06/15/11	Citigroup Global Markets	PHP	5,290	120,309	120,454	145
Expiring 06/15/11	Citigroup Global Markets	PHP	3,538	80,000	80,570	570
Expiring 06/15/11	Citigroup Global Markets	PHP	1,400	31,876	31,878	2
Expiring 06/15/11	Citigroup Global Markets	PHP	1,350	30,703	30,740	37
Expiring 06/15/11	Deutsche Bank	PHP	10,758	245,280	244,961	(319)
Expiring 06/15/11	Deutsche Bank	PHP	5,315	121,181	121,023	(158)
Expiring 06/15/11	Deutsche Bank	PHP	884	20,000	20,120	120
Expiring 06/15/11	Hong Kong & Shanghai Bank	PHP	21,322	487,137	485,506	(1,631)
Expiring 06/15/11	Hong Kong & Shanghai Bank	PHP	8,082	184,647	184,029	(618)
Expiring 06/15/11	JPMorgan Chase	PHP	11,052	252,041	251,656	(385)
Expiring 06/15/11	JPMorgan Chase	PHP	8,258	188,324	188,036	(288)
Expiring 06/15/11	JPMorgan Chase	PHP	5,460	124,515	124,325	(190)
Expiring 06/15/11	Morgan Stanley	PHP	65,766	1,494,000	1,497,500	3,500
Singapore Dollar,
Expiring 02/24/11	Barclays Capital Group	SGD	248	190,000	193,335	3,335
Expiring 02/24/11	Citigroup Global Markets	SGD	274	210,000	213,881	3,881
Expiring 03/09/11	Barclays Capital Group	SGD	381	290,000	296,716	6,716
Expiring 03/09/11	Deutsche Bank	SGD	1,395	1,043,782	1,087,189	43,407
Expiring 03/09/11	Deutsche Bank	SGD	369	280,000	287,273	7,273
Expiring 03/09/11	Goldman Sachs & Co.	SGD	48	36,000	37,179	1,179
Expiring 03/09/11	Hong Kong & Shanghai Bank	SGD	229	175,000	178,376	3,376
Expiring 03/09/11	JPMorgan Chase	SGD	1,392	1,060,000	1,084,547	24,547
Expiring 03/09/11	JPMorgan Chase	SGD	350	259,702	272,738	13,036
Expiring 03/09/11	Royal Bank of Scotland	SGD	630	467,723	490,928	23,205
South Korean Won,
Expiring 01/19/11	Barclays Capital Group	KRW	1,252,133	1,095,000	1,102,037	7,037
Expiring 01/19/11	Citigroup Global Markets	KRW	113,150	100,000	99,586	(414)
Expiring 01/19/11	Citigroup Global Markets	KRW	57,315	50,000	50,445	445
Expiring 01/19/11	Deutsche Bank	KRW	113,000	100,000	99,454	(546)
Expiring 01/19/11	Deutsche Bank	KRW	111,840	100,000	98,434	(1,566)
Expiring 01/19/11	Deutsche Bank	KRW	57,315	50,000	50,445	445
Expiring 01/19/11	Goldman Sachs & Co.	KRW	341,160	300,000	300,264	264
Expiring 01/19/11	Hong Kong & Shanghai Bank	KRW	69,316	62,000	61,007	(993)
Expiring 01/19/11	JPMorgan Chase	KRW	371,671	329,000	327,118	(1,882)
Expiring 01/19/11	Morgan Stanley	KRW	1,304,305	1,163,000	1,147,955	(15,045)
Expiring 01/19/11	Morgan Stanley	KRW	83,873	75,000	73,819	(1,181)
Expiring 05/09/11	Barclays Capital Group	KRW	318,360	282,861	278,935	(3,926)
Expiring 05/09/11	Barclays Capital Group	KRW	225,660	200,498	197,715	(2,783)
Expiring 05/09/11	Barclays Capital Group	KRW	207,600	184,813	181,892	(2,921)
Expiring 05/09/11	Barclays Capital Group	KRW	24,000	21,366	21,028	(338)
Expiring 05/09/11	Barclays Capital Group	KRW	17,100	15,223	14,982	(241)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
South Korean Won (cont’d.),
Expiring 05/09/11	Citigroup Global Markets	KRW	803,100	$711,023	$703,647	$(7,376)
Expiring 05/09/11	Citigroup Global Markets	KRW	724,000	645,391	634,342	(11,049)
Expiring 05/09/11	Citigroup Global Markets	KRW	495,000	441,964	433,700	(8,264)
Expiring 05/09/11	Citigroup Global Markets	KRW	324,720	288,000	284,508	(3,492)
Expiring 05/09/11	Citigroup Global Markets	KRW	210,770	186,012	184,669	(1,343)
Expiring 05/09/11	Citigroup Global Markets	KRW	149,400	131,851	130,899	(952)
Expiring 05/09/11	Citigroup Global Markets	KRW	92,600	81,983	81,133	(850)
Expiring 05/09/11	Citigroup Global Markets	KRW	83,000	73,988	72,721	(1,267)
Expiring 05/09/11	Citigroup Global Markets	KRW	65,500	57,990	57,389	(601)
Expiring 05/09/11	Citigroup Global Markets	KRW	59,000	52,594	51,694	(900)
Expiring 05/09/11	Citigroup Global Markets	KRW	57,000	50,893	49,941	(952)
Expiring 05/09/11	Citigroup Global Markets	KRW	40,000	35,714	35,047	(667)
Expiring 05/09/11	Citigroup Global Markets	KRW	33,855	30,000	29,663	(337)
Expiring 05/09/11	Deutsche Bank	KRW	113,650	100,000	99,576	(424)
Expiring 05/09/11	Deutsche Bank	KRW	78,820	70,000	69,059	(941)
Expiring 05/09/11	Goldman Sachs & Co.	KRW	167,209	147,347	146,503	(844)
Expiring 05/09/11	Goldman Sachs & Co.	KRW	19,337	17,040	16,942	(98)
Expiring 05/09/11	Goldman Sachs & Co.	KRW	13,804	12,164	12,095	(69)
Expiring 05/09/11	Hong Kong & Shanghai Bank	KRW	391,000	348,299	342,580	(5,719)
Expiring 05/09/11	Hong Kong & Shanghai Bank	KRW	45,000	40,086	39,427	(659)
Expiring 05/09/11	Hong Kong & Shanghai Bank	KRW	32,000	28,505	28,037	(468)
Expiring 05/09/11	JPMorgan Chase	KRW	3,081,297	2,660,419	2,699,719	39,300
Expiring 05/09/11	JPMorgan Chase	KRW	902,500	795,833	790,737	(5,096)
Expiring 05/09/11	JPMorgan Chase	KRW	793,780	685,357	695,481	10,124
Expiring 05/09/11	JPMorgan Chase	KRW	104,000	91,708	91,121	(587)
Expiring 05/09/11	JPMorgan Chase	KRW	73,600	64,901	64,485	(416)
Expiring 05/09/11	Royal Bank of Scotland	KRW	785,000	693,861	687,788	(6,073)
Expiring 05/09/11	Royal Bank of Scotland	KRW	90,000	79,551	78,855	(696)
Expiring 05/09/11	Royal Bank of Scotland	KRW	64,000	56,570	56,074	(496)
Swedish Krona,
Expiring 03/16/11	Citigroup Global Markets	SEK	10,942	1,586,847	1,622,542	35,695
Expiring 03/16/11	Credit Suisse First Boston Corp.	SEK	4,770	686,574	707,333	20,759
Expiring 03/16/11	Credit Suisse First Boston Corp.	SEK	2,193	320,534	325,193	4,659
Expiring 03/16/11	Credit Suisse First Boston Corp.	SEK	1,778	260,091	263,684	3,593
Expiring 03/16/11	Deutsche Bank	SEK	1,908	274,843	282,933	8,090
Expiring 03/16/11	Deutsche Bank	SEK	1,806	264,008	267,849	3,841
Expiring 03/16/11	Deutsche Bank	SEK	787	114,556	116,693	2,137
Expiring 03/16/11	Deutsche Bank	SEK	627	91,516	92,912	1,396
Expiring 03/16/11	Hong Kong & Shanghai Bank	SEK	3,816	549,275	565,866	16,591
Expiring 03/16/11	Hong Kong & Shanghai Bank	SEK	2,894	423,208	429,081	5,873
Expiring 03/16/11	Hong Kong & Shanghai Bank	SEK	1,253	183,667	185,824	2,157
Expiring 03/16/11	Morgan Stanley	SEK	88,740	12,926,182	13,158,297	232,115
Expiring 03/16/11	Morgan Stanley	SEK	71,539	10,420,674	10,607,798	187,124
Expiring 03/16/11	Morgan Stanley	SEK	22,405	3,266,625	3,322,184	55,559
Expiring 03/16/11	Morgan Stanley	SEK	16,663	2,429,449	2,470,769	41,320
Expiring 03/16/11	Morgan Stanley	SEK	15,959	2,330,986	2,366,415	35,429
Expiring 03/16/11	Morgan Stanley	SEK	13,140	1,915,486	1,948,462	32,976
Expiring 03/16/11	Morgan Stanley	SEK	12,870	1,879,851	1,908,423	28,572
Expiring 03/16/11	Morgan Stanley	SEK	11,078	1,614,781	1,642,580	27,799
Expiring 03/16/11	Morgan Stanley	SEK	8,225	1,201,718	1,219,645	17,927
Expiring 03/16/11	Morgan Stanley	SEK	6,540	955,439	969,691	14,252
Expiring 03/16/11	Morgan Stanley	SEK	4,342	634,432	643,894	9,462
Expiring 03/16/11	Morgan Stanley	SEK	3,931	574,310	582,875	8,565
Expiring 03/16/11	Morgan Stanley	SEK	2,674	391,299	396,544	5,245
Expiring 03/16/11	Morgan Stanley	SEK	2,136	312,567	316,757	4,190
Expiring 03/16/11	Robertson Stephens & Co., Inc.	SEK	776	113,235	115,137	1,902
Expiring 03/16/11	Royal Bank of Scotland	SEK	11,733	1,701,652	1,739,703	38,051
Expiring 03/16/11	Royal Bank of Scotland	SEK	4,770	689,552	707,333	17,781

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Swedish Krona (cont’d.),
Expiring 03/16/11	Royal Bank of Scotland	SEK	940	$137,419	$139,368	$1,949
Expiring 03/16/11	UBS Securities	SEK	10,942	1,585,001	1,622,542	37,541
Expiring 03/16/11	UBS Securities	SEK	10,594	1,541,364	1,570,940	29,576
Expiring 03/16/11	UBS Securities	SEK	8,548	1,251,776	1,267,498	15,722
Expiring 03/16/11	UBS Securities	SEK	4,000	585,153	593,120	7,967
Expiring 03/16/11	UBS Securities	SEK	3,816	547,818	565,866	18,048
Expiring 03/16/11	UBS Securities	SEK	2,451	357,823	363,459	5,636
Expiring 03/16/11	UBS Securities	SEK	1,253	183,862	185,824	1,962
Swiss Franc,
Expiring 03/16/11	Citigroup Global Markets	CHF	2,341	2,376,014	2,505,928	129,914
Expiring 03/16/11	Credit Suisse First Boston Corp.	CHF	486	505,305	520,059	14,754
Expiring 03/16/11	Credit Suisse First Boston Corp.	CHF	449	453,805	480,129	26,324
Expiring 03/16/11	Deutsche Bank	CHF	179	181,542	192,051	10,509
Expiring 03/16/11	Deutsche Bank	CHF	139	144,288	148,588	4,300
Expiring 03/16/11	Hong Kong & Shanghai Bank	CHF	278	288,619	297,177	8,558
Expiring 03/16/11	Hong Kong & Shanghai Bank	CHF	169	171,044	180,676	9,632
Expiring 03/16/11	Hong Kong & Shanghai Bank	CHF	126	127,557	134,995	7,438
Expiring 03/16/11	Morgan Stanley	CHF	3,608	3,756,681	3,862,270	105,589
Expiring 03/16/11	Morgan Stanley	CHF	3,291	3,410,310	3,522,921	112,611
Expiring 03/16/11	Morgan Stanley	CHF	3,060	3,192,238	3,275,435	83,197
Expiring 03/16/11	Morgan Stanley	CHF	2,763	2,876,877	2,957,738	80,861
Expiring 03/16/11	Morgan Stanley	CHF	2,736	2,835,079	2,928,695	93,616
Expiring 03/16/11	Morgan Stanley	CHF	2,495	2,603,218	2,671,064	67,846
Expiring 03/16/11	Morgan Stanley	CHF	1,930	2,025,185	2,065,674	40,489
Expiring 03/16/11	Morgan Stanley	CHF	1,530	1,605,273	1,637,366	32,093
Expiring 03/16/11	Royal Bank of Scotland	CHF	449	454,490	480,129	25,639
Expiring 03/16/11	Royal Bank of Scotland	CHF	208	216,705	222,882	6,177
Expiring 03/16/11	Royal Bank of Scotland	CHF	64	64,851	68,432	3,581
Expiring 03/16/11	UBS Securities	CHF	604	633,061	646,641	13,580
Expiring 03/16/11	UBS Securities	CHF	576	603,015	616,620	13,605
Expiring 03/16/11	UBS Securities	CHF	375	383,804	401,445	17,641
Expiring 03/16/11	UBS Securities	CHF	359	363,267	384,103	20,836
Expiring 03/16/11	UBS Securities	CHF	278	289,007	297,177	8,170
Expiring 03/16/11	UBS Securities	CHF	125	131,525	133,815	2,290
Expiring 03/16/11	UBS Securities	CHF	108	113,143	115,570	2,427
Turkish New Lira,
Expiring 01/27/11	Citigroup Global Markets	TRY	477	327,269	307,967	(19,302)

				$431,304,746	$435,071,460	$3,766,714

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/28/11	Barclays Capital Group	AUD	272	$266,423	$277,143	$(10,720)
Expiring 01/28/11	Barclays Capital Group	AUD	46	44,951	46,870	(1,919)
Expiring 01/28/11	Deutsche Bank	AUD	2,621	2,601,343	2,670,559	(69,216)
Expiring 01/28/11	Royal Bank of Scotland	AUD	358	340,785	364,769	(23,984)
Expiring 01/28/11	Royal Bank of Scotland	AUD	234	222,748	238,425	(15,677)
Expiring 03/16/11	Hong Kong & Shanghai Bank	AUD	919	888,841	931,145	(42,304)
Expiring 03/16/11	Morgan Stanley	AUD	30,148	29,412,787	30,545,112	(1,132,325)
Expiring 03/16/11	Morgan Stanley	AUD	24,308	23,714,826	24,627,793	(912,967)
Expiring 03/16/11	Morgan Stanley	AUD	4,583	4,475,447	4,643,467	(168,020)
Expiring 03/16/11	Morgan Stanley	AUD	3,360	3,274,858	3,404,080	(129,222)
Expiring 03/16/11	Morgan Stanley	AUD	3,322	3,243,597	3,365,370	(121,773)
Expiring 03/16/11	Morgan Stanley	AUD	2,707	2,638,400	2,742,508	(104,108)
Expiring 03/16/11	Royal Bank of Scotland	AUD	501	487,173	507,897	(20,724)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar (cont’d.),
Expiring 03/16/11	UBS Securities	AUD	855	$844,629	$866,252	$(21,623)
Expiring 03/16/11	UBS Securities	AUD	251	242,737	253,949	(11,212)
British Pound,
Expiring 01/24/11	Barclays Capital Group	GBP	25,625	40,462,797	39,944,195	518,602
Expiring 03/16/11	Citigroup Global Markets	GBP	2,308	3,615,444	3,596,821	18,623
Expiring 03/16/11	Deutsche Bank	GBP	2,844	4,451,103	4,430,934	20,169
Expiring 03/16/11	Morgan Stanley	GBP	1,728	2,712,043	2,692,589	19,454
Expiring 03/16/11	Morgan Stanley	GBP	1,408	2,209,954	2,194,102	15,852
Expiring 03/16/11	Morgan Stanley	GBP	754	1,177,375	1,174,798	2,577
Expiring 03/16/11	Morgan Stanley	GBP	606	946,534	944,463	2,071
Expiring 03/16/11	Royal Bank of Scotland	GBP	2,662	4,205,406	4,147,715	57,691
Expiring 03/16/11	UBS Securities	GBP	2,369	3,737,891	3,691,041	46,850
Expiring 03/16/11	UBS Securities	GBP	1,839	2,904,335	2,864,982	39,353
Expiring 03/21/11	Hong Kong & Shanghai Bank	GBP	2,139	3,313,995	3,332,788	(18,793)
Expiring 03/21/11	Royal Bank of Scotland	GBP	815	1,274,053	1,269,856	4,197
Expiring 03/21/11	Royal Bank of Scotland	GBP	646	1,009,863	1,006,536	3,327
Expiring 03/21/11	Royal Bank of Scotland	GBP	64	100,048	99,719	329
Canadian Dollar,
Expiring 02/17/11	Deutsche Bank	CAD	14,374	14,271,530	14,442,350	(170,820)
Expiring 02/17/11	Deutsche Bank	CAD	387	384,241	388,840	(4,599)
Expiring 03/16/11	Morgan Stanley	CAD	17,329	17,216,223	17,399,287	(183,064)
Expiring 03/16/11	Morgan Stanley	CAD	13,896	13,805,628	13,952,427	(146,799)
Expiring 03/16/11	Morgan Stanley	CAD	2,716	2,675,443	2,727,464	(52,021)
Expiring 03/16/11	Morgan Stanley	CAD	2,193	2,178,212	2,202,062	(23,850)
Expiring 03/16/11	Morgan Stanley	CAD	1,971	1,941,281	1,979,027	(37,746)
Expiring 03/16/11	Morgan Stanley	CAD	1,843	1,830,153	1,850,192	(20,039)
Expiring 03/16/11	Morgan Stanley	CAD	1,351	1,333,718	1,356,490	(22,772)
Expiring 03/16/11	Morgan Stanley	CAD	1,010	997,438	1,014,469	(17,031)
Chinese Yuan,
Expiring 01/10/11	Barclays Capital Group	CNY	1,486	218,500	225,394	(6,894)
Expiring 01/10/11	Citigroup Global Markets	CNY	4,481	661,000	679,821	(18,821)
Expiring 01/10/11	Deutsche Bank	CNY	8,048	1,210,201	1,221,028	(10,827)
Expiring 01/10/11	Deutsche Bank	CNY	797	119,820	120,892	(1,072)
Expiring 01/10/11	JPMorgan Chase	CNY	4,603	679,000	698,354	(19,354)
Expiring 04/07/11	Citigroup Global Markets	CNY	3,448	526,488	523,145	3,343
Expiring 04/07/11	Citigroup Global Markets	CNY	1,530	233,410	232,158	1,252
Danish Krone,
Expiring 02/07/11	Royal Bank of Canada	DKK	906	168,608	162,405	6,203
Euro,
Expiring 01/06/11	Citigroup Global Markets	EUR	94,026	127,214,357	125,646,466	1,567,891
Expiring 01/06/11	Citigroup Global Markets	EUR	398	538,482	531,845	6,637
Expiring 01/06/11	Deutsche Bank	EUR	114	154,021	152,338	1,683
Expiring 01/25/11	Barclays Capital Group	EUR	510	681,757	681,488	269
Expiring 01/25/11	Citigroup Global Markets	EUR	3,873	5,385,057	5,175,503	209,554
Expiring 01/25/11	Citigroup Global Markets	EUR	2,339	3,182,478	3,125,490	56,988
Expiring 01/25/11	Citigroup Global Markets	EUR	2,237	3,110,224	2,989,193	121,031
Expiring 01/25/11	Citigroup Global Markets	EUR	200	264,954	267,250	(2,296)
Expiring 01/25/11	Credit Suisse First Boston Corp.	EUR	2,657	3,549,221	3,550,419	(1,198)
Expiring 01/25/11	Credit Suisse First Boston Corp.	EUR	240	315,794	320,700	(4,906)
Expiring 01/25/11	Deutsche Bank	EUR	146	191,110	195,093	(3,983)
Expiring 01/25/11	JPMorgan Chase	EUR	2,553	3,492,560	3,411,448	81,112
Expiring 01/25/11	JPMorgan Chase	EUR	690	928,587	922,013	6,574
Expiring 01/25/11	JPMorgan Chase	EUR	164	217,006	219,145	(2,139)
Expiring 01/25/11	Morgan Stanley	EUR	250	349,288	334,063	15,225
Expiring 01/25/11	Morgan Stanley	EUR	200	264,446	267,250	(2,804)
Expiring 01/25/11	Royal Bank of Canada	EUR	2,277	3,028,308	3,042,643	(14,335)
Expiring 01/25/11	Royal Bank of Canada	EUR	940	1,258,904	1,256,076	2,828
Expiring 01/25/11	Royal Bank of Canada	EUR	939	1,229,498	1,254,739	(25,241)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (cont’d.),
Expiring 01/25/11	Royal Bank of Canada	EUR	360	$478,784	$481,050	$(2,266)
Expiring 01/25/11	Royal Bank of Scotland	EUR	115	156,932	153,669	3,263
Expiring 01/25/11	Royal Bank of Scotland	EUR	115	156,498	153,669	2,829
Expiring 01/25/11	UBS Securities	EUR	582	776,219	777,698	(1,479)
Expiring 02/07/11	Barclays Capital Group	EUR	100	131,491	133,618	(2,127)
Expiring 02/24/11	Morgan Stanley	EUR	1,499	1,962,206	2,002,786	(40,580)
Expiring 03/16/11	Citigroup Global Markets	EUR	1,909	2,524,042	2,550,351	(26,309)
Expiring 03/16/11	Citigroup Global Markets	EUR	1,270	1,669,085	1,696,137	(27,052)
Expiring 03/16/11	Citigroup Global Markets	EUR	944	1,250,546	1,260,568	(10,022)
Expiring 03/16/11	Citigroup Global Markets	EUR	400	524,490	534,194	(9,704)
Expiring 03/16/11	Credit Suisse First Boston Corp.	EUR	986	1,319,278	1,317,659	1,619
Expiring 03/16/11	Credit Suisse First Boston Corp.	EUR	768	1,013,687	1,026,018	(12,331)
Expiring 03/16/11	Credit Suisse First Boston Corp.	EUR	621	827,273	829,341	(2,068)
Expiring 03/16/11	Deutsche Bank	EUR	631	839,252	842,439	(3,187)
Expiring 03/16/11	Deutsche Bank	EUR	307	405,406	410,407	(5,001)
Expiring 03/16/11	Deutsche Bank	EUR	282	376,854	376,474	380
Expiring 03/16/11	Deutsche Bank	EUR	275	362,989	367,022	(4,033)
Expiring 03/16/11	Hong Kong & Shanghai Bank	EUR	1,010	1,345,248	1,349,546	(4,298)
Expiring 03/16/11	Hong Kong & Shanghai Bank	EUR	614	811,555	820,815	(9,260)
Expiring 03/16/11	Hong Kong & Shanghai Bank	EUR	564	756,909	752,948	3,961
Expiring 03/16/11	Morgan Stanley	EUR	4,664	6,172,351	6,230,750	(58,399)
Expiring 03/16/11	Morgan Stanley	EUR	3,734	4,941,414	4,988,167	(46,753)
Expiring 03/16/11	Morgan Stanley	EUR	2,672	3,531,229	3,569,656	(38,427)
Expiring 03/16/11	Morgan Stanley	EUR	2,165	2,860,952	2,892,085	(31,133)
Expiring 03/16/11	Morgan Stanley	EUR	1,936	2,580,364	2,586,136	(5,772)
Expiring 03/16/11	Morgan Stanley	EUR	1,836	2,408,241	2,452,224	(43,983)
Expiring 03/16/11	Morgan Stanley	EUR	1,766	2,353,822	2,359,547	(5,725)
Expiring 03/16/11	Morgan Stanley	EUR	1,518	1,992,280	2,028,125	(35,845)
Expiring 03/16/11	Morgan Stanley	EUR	1,490	1,954,534	1,990,230	(35,696)
Expiring 03/16/11	Morgan Stanley	EUR	1,485	1,979,438	1,983,866	(4,428)
Expiring 03/16/11	Morgan Stanley	EUR	1,369	1,824,666	1,829,104	(4,438)
Expiring 03/16/11	Morgan Stanley	EUR	1,143	1,499,873	1,526,858	(26,985)
Expiring 03/16/11	Robertson Stephens & Co., Inc.	EUR	271	359,390	362,128	(2,738)
Expiring 03/16/11	Royal Bank of Scotland	EUR	768	1,017,762	1,026,019	(8,257)
Expiring 03/16/11	Royal Bank of Scotland	EUR	423	565,932	564,711	1,221
Expiring 03/16/11	Royal Bank of Scotland	EUR	366	479,158	488,773	(9,615)
Expiring 03/16/11	UBS Securities	EUR	856	1,135,401	1,143,151	(7,750)
Expiring 03/16/11	UBS Securities	EUR	647	847,721	864,706	(16,985)
Expiring 03/16/11	UBS Securities	EUR	614	810,211	820,815	(10,604)
Expiring 03/16/11	UBS Securities	EUR	564	756,949	752,948	4,001
Expiring 03/16/11	UBS Securities	EUR	518	684,193	691,765	(7,572)
Expiring 03/16/11	UBS Securities	EUR	94	123,844	125,215	(1,371)
Expiring 03/16/11	UBS Securities	EUR	1	1,864	1,899	(35)
Expiring 03/24/11	Royal Bank of Canada	EUR	1,498	1,960,564	2,001,200	(40,636)
Japanese Yen,
Expiring 01/14/11	Goldman Sachs & Co.	JPY	55,716	661,938	686,356	(24,418)
Expiring 01/14/11	Goldman Sachs & Co.	JPY	44,501	528,698	548,200	(19,502)
Expiring 01/14/11	JPMorgan Chase	JPY	112,170	1,347,346	1,381,802	(34,456)
Expiring 01/14/11	Royal Bank of Canada	JPY	52,977	630,296	652,614	(22,318)
Expiring 01/14/11	Royal Bank of Canada	JPY	33,165	393,879	408,554	(14,675)
Expiring 01/14/11	Royal Bank of Canada	JPY	26,488	314,581	326,301	(11,720)
Expiring 01/14/11	Royal Bank of Canada	JPY	597	7,090	7,354	(264)
Expiring 01/14/11	Royal Bank of Scotland	JPY	66,329	789,152	817,095	(27,943)
Expiring 03/16/11	Credit Suisse First Boston Corp.	JPY	45,700	547,868	563,325	(15,457)
Expiring 03/16/11	Deutsche Bank	JPY	13,057	156,305	160,950	(4,645)
Expiring 03/16/11	Hong Kong & Shanghai Bank	JPY	26,114	313,786	321,900	(8,114)
Expiring 03/16/11	Morgan Stanley	JPY	1,297,175	15,685,116	15,989,788	(304,672)
Expiring 03/16/11	Morgan Stanley	JPY	1,045,678	12,644,073	12,889,676	(245,603)
Expiring 03/16/11	Morgan Stanley	JPY	237,471	2,832,426	2,927,211	(94,785)
Expiring 03/16/11	Morgan Stanley	JPY	175,049	2,087,898	2,157,768	(69,870)

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen (cont’d.),
Expiring 03/16/11	Morgan Stanley	JPY	122,516	$1,489,733	$1,510,205	$(20,472)
Expiring 03/16/11	Morgan Stanley	JPY	118,610	1,414,714	1,462,056	(47,342)
Expiring 03/16/11	Morgan Stanley	JPY	105,098	1,277,938	1,295,499	(17,561)
Expiring 03/16/11	Morgan Stanley	JPY	101,181	1,206,829	1,247,215	(40,386)
Expiring 03/16/11	Royal Bank of Scotland	JPY	19,586	234,774	241,425	(6,651)
Expiring 03/16/11	UBS Securities	JPY	73,416	879,202	904,972	(25,770)
Expiring 03/16/11	UBS Securities	JPY	26,114	314,424	321,900	(7,476)
Malaysian Ringgit,
Expiring 02/07/11	Deutsche Bank	MYR	3	1,006	1,010	(4)
New Zealand Dollar,
Expiring 03/16/11	Credit Suisse First Boston Corp.	NZD	368	275,069	285,181	(10,112)
Expiring 03/16/11	Deutsche Bank	NZD	105	78,554	81,480	(2,926)
Expiring 03/16/11	Hong Kong & Shanghai Bank	NZD	462	344,389	357,831	(13,442)
Expiring 03/16/11	Hong Kong & Shanghai Bank	NZD	210	157,600	162,960	(5,360)
Expiring 03/16/11	Morgan Stanley	NZD	6,694	5,062,707	5,184,583	(121,876)
Expiring 03/16/11	Morgan Stanley	NZD	5,397	4,081,868	4,180,132	(98,264)
Expiring 03/16/11	Morgan Stanley	NZD	3,363	2,500,285	2,604,975	(104,690)
Expiring 03/16/11	Morgan Stanley	NZD	2,771	2,059,412	2,146,075	(86,663)
Expiring 03/16/11	Morgan Stanley	NZD	2,695	2,003,183	2,087,059	(83,876)
Expiring 03/16/11	Morgan Stanley	NZD	2,348	1,744,973	1,818,404	(73,431)
Expiring 03/16/11	Royal Bank of Scotland	NZD	252	188,879	195,181	(6,302)
Expiring 03/16/11	Royal Bank of Scotland	NZD	158	117,869	122,221	(4,352)
Expiring 03/16/11	UBS Securities	NZD	1,602	1,184,713	1,240,792	(56,079)
Expiring 03/16/11	UBS Securities	NZD	210	157,787	162,960	(5,173)
Expiring 03/16/11	UBS Securities	NZD	126	93,993	97,590	(3,597)
Norwegian Krone,
Expiring 03/16/11	Credit Suisse First Boston Corp.	NOK	1,650	272,012	281,673	(9,661)
Expiring 03/16/11	Deutsche Bank	NOK	660	108,894	112,669	(3,775)
Expiring 03/16/11	Hong Kong & Shanghai Bank	NOK	29,603	4,900,845	5,054,324	(153,479)
Expiring 03/16/11	Hong Kong & Shanghai Bank	NOK	1,320	217,719	225,338	(7,619)
Expiring 03/16/11	Royal Bank of Scotland	NOK	1,650	271,859	281,672	(9,813)
Expiring 03/16/11	UBS Securities	NOK	1,320	217,465	225,338	(7,873)
Singapore Dollar,
Expiring 03/09/11	Citigroup Global Markets	SGD	23	17,083	17,856	(773)
South Korean Won,
Expiring 01/19/11	JPMorgan Chase	KRW	3,081,297	2,668,483	2,711,936	(43,453)
Expiring 01/19/11	JPMorgan Chase	KRW	793,780	687,434	698,628	(11,194)
Swedish Krona,
Expiring 02/07/11	Royal Bank of Canada	SEK	114	16,958	16,928	30
Expiring 03/16/11	Morgan Stanley	SEK	8,823	1,280,471	1,308,325	(27,854)
Expiring 03/16/11	Morgan Stanley	SEK	7,535	1,083,900	1,117,282	(33,382)
Expiring 03/16/11	Morgan Stanley	SEK	6,986	1,013,876	1,035,931	(22,055)
Expiring 03/16/11	Morgan Stanley	SEK	6,142	883,553	910,765	(27,212)
Swiss Franc,
Expiring 03/16/11	Credit Suisse First Boston Corp.	CHF	367	382,660	393,330	(10,670)
Expiring 03/16/11	Deutsche Bank	CHF	373	388,577	399,541	(10,964)
Expiring 03/16/11	Deutsche Bank	CHF	163	168,103	174,067	(5,964)
Expiring 03/16/11	Hong Kong & Shanghai Bank	CHF	598	622,393	640,046	(17,653)
Expiring 03/16/11	Morgan Stanley	CHF	22,398	22,903,899	23,977,971	(1,074,072)
Expiring 03/16/11	Morgan Stanley	CHF	18,056	18,463,338	19,329,171	(865,833)
Expiring 03/16/11	Morgan Stanley	CHF	3,275	3,424,621	3,505,919	(81,298)
Expiring 03/16/11	Morgan Stanley	CHF	2,969	3,124,167	3,178,600	(54,433)
Expiring 03/16/11	Morgan Stanley	CHF	2,615	2,734,018	2,798,921	(64,903)
Expiring 03/16/11	Morgan Stanley	CHF	2,462	2,590,109	2,635,238	(45,129)
Expiring 03/16/11	Morgan Stanley	CHF	172	177,949	184,403	(6,454)
Expiring 03/16/11	Morgan Stanley	CHF	3	3,124	3,237	(113)
Expiring 03/16/11	Robertson Stephens & Co., Inc.	CHF	160	166,146	171,746	(5,600)
Expiring 03/16/11	UBS Securities	CHF	506	526,328	542,160	(15,832)

				$556,284,566	$561,994,947	$(5,710,381)

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America N.A.(1)	12/16/20	$	7,300	4.00%	3 month LIBOR	$(243,981)	$(23,107)	$(220,874)
Barclays Bank PLC(1)	12/16/20		3,800	4.00%	3 month LIBOR	(127,004)	(33,700)	(93,304)
Citigroup, Inc.(1)	06/15/12	AUD	2,700	5.25%	3 month Australian Bank Bill rate	(4,336)	(923)	(3,413)
Barclays Bank PLC(1)	12/15/15	AUD	1,500	5.50%	6 month Australian Bank Bill rate	(20,359)	(1,025)	(19,334)
Barclays Bank PLC(1)	01/02/12	BRL	5,900	18.00%	Brazilian interbank lending rate	(13,999)	—	(13,999)
Barclays Bank PLC(1)	01/02/13	BRL	1,200	12.29%	Brazilian interbank lending rate	11,525	2,773	8,752
Goldman Sachs Capital Markets, L.P.(1)	01/02/12	BRL	3,500	11.67%	Brazilian interbank lending rate	56,700	17,084	39,616
Goldman Sachs Capital Markets, L.P.(1)	01/02/12	BRL	17,000	10.73%	Brazilian interbank lending rate	66,732	(992)	67,724
Goldman Sachs Capital Markets, L.P.(1)	01/02/13	BRL	49,100	11.93%	Brazilian interbank lending rate	222,096	7,706	214,390
Goldman Sachs Capital Markets, L.P.(1)	01/02/13	BRL	1,500	11.89%	Brazilian interbank lending rate	6,475	709	5,766
HSBC Bank USA, N.A.(1)	01/02/12	BRL	1,800	11.14%	Brazilian interbank lending rate	16,786	4,044	12,742
HSBC Bank USA, N.A.(1)	01/02/12	BRL	2,300	11.36%	Brazilian interbank lending rate	18,510	17,019	1,491
HSBC Bank USA, N.A.(1)	01/02/12	BRL	2,300	11.36%	Brazilian interbank lending rate	18,510	185	18,325
HSBC Bank USA, N.A.(1)	01/02/12	BRL	4,100	11.67%	Brazilian interbank lending rate	66,420	16,534	49,886
HSBC Bank USA, N.A.(1)	01/02/12	BRL	19,500	11.53%	Brazilian interbank lending rate	(26,033)	11,501	(37,534)
HSBC Bank USA, N.A.(1)	01/02/12	BRL	98,200	11.53%	Brazilian interbank lending rate	(131,096)	—	(131,096)
HSBC Bank USA, N.A.(1)	01/02/13	BRL	1,000	11.89%	Brazilian interbank lending rate	4,317	990	3,327
Morgan Stanley Capital Services, Inc.(1)	01/02/12	BRL	2,600	11.29%	Brazilian interbank lending rate	(6,590)	(1,287)	(5,303)
Royal Bank of Scotland PLC(1)	01/02/12	BRL	3,000	11.25%	Brazilian interbank lending rate	(8,729)	(1,143)	(7,586)
Deutsche Bank AG(1)	09/15/12	GBP	100	3.45%	United Kingdom Retail Price Index	(975)	—	(975)
Royal Bank of Scotland PLC(1)	09/14/12	GBP	300	3.44%	United Kingdom Retail Price Index	(3,111)	—	(3,111)
Bank of America N.A.(1)	06/16/35	JPY	180,000	2.15%	6 month LIBOR	125,940	(6,775)	132,715
Royal Bank of Scotland PLC(1)	06/15/21	JPY	2,040,000	1.50%	6 month LIBOR	605,483	353,259	252,224
UBS AG(1)	06/16/35	JPY	130,000	2.15%	6 month LIBOR	90,959	(5,105)	96,064
Barclays Bank PLC(1)	01/28/15	MXN	8,300	7.34%	28 day Mexican interbank rate	21,800	(2)	21,802
HSBC Bank USA, N.A.(1)	01/28/15	MXN	3,700	7.33%	28 day Mexican interbank rate	10,706	(209)	10,915

						$756,746	$357,536	$399,210

(1)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/ Obligation	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on credit indice—Sell Protection(1)
Barclays Bank PLC	12/20/15	$200	5.00%	Dow Jones CDX EM14 Index	$27,618	$27,163	$455
Barclays Bank PLC	12/20/15	15,000	5.00%	Dow Jones CDX EM14 Index	2,071,334	1,873,325	198,009
Citigroup, Inc.	12/20/15	200	5.00%	Dow Jones CDX EM14 Index	27,621	26,766	855
Citigroup, Inc.	12/20/15	100	1.00%	Dow Jones CDX NA IG 15 5Y	729	237	492
Deutsche Bank AG	12/20/15	200	5.00%	Dow Jones CDX EM14 Index	27,618	28,894	(1,276)
Morgan Stanley Capital Services, Inc.	12/20/15	500	5.00%	Dow Jones CDX EM14 Index	69,044	67,963	1,081
UBS AG	12/20/15	23,000	1.00%	Dow Jones CDX NA IG 15 5Y	167,657	149,640	18,017

					$2,391,621	$2,173,988	$217,633

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/ Obligation	Implied Credit Spread at December 31, 2010(5) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1)
Bank of America N.A.	12/20/12	$300	5.00%	Ally Financial, Inc., 6.75%, due 12/01/14	1.764%	$19,326	$4,785	$14,541
Bank of America N.A.	12/20/12	1,200	1.00%	General Electric Capital Corp., 5.875%, due 09/15/17	0.862%	3,373	(5,245)	8,618
Bank of America N.A.	12/20/20	1,200	2.93%	State of California, 5.25%, due 02/01/18	2.976%	(838)	—	(838)
Bank of America N.A.	12/20/15	6,000	1.00%	United Mexican States, 7.50%, due 04/08/33	1.114%	(30,219)	(62,292)	32,073
Barclays Bank PLC	12/20/15	200	1.00%	BP Capital Markets America, 4.20%, due 06/15/18	0.919%	1,067	(3,457)	4,524
Barclays Bank PLC	09/20/11	2,300	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	0.428%	10,374	4,759	5,615
Barclays Bank PLC	12/20/11	1,000	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	0.558%	4,516	3,446	1,070
Barclays Bank PLC	06/20/15	500	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.018%	(547)	(3,786)	3,239
Barclays Bank PLC	06/20/15	500	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.018%	(547)	(8,372)	7,825
Barclays Bank PLC	12/20/15	1,300	0.25%	France (Govt of), 4.25%, due 04/25/19	1.049%	(49,438)	(24,863)	(24,575)
Barclays Bank PLC	09/20/11	1,200	1.00%	United Mexican States, 7.50%, due 04/08/33	0.618%	3,746	1,697	2,049
Barclays Bank PLC	12/20/11	1,700	1.00%	United Mexican States, 7.50%, due 04/08/33	0.668%	7,029	5,015	2,014
Citigroup, Inc.	06/20/15	1,000	0.25%	France (Govt of), 4.25%, due 04/25/19	0.993%	(32,093)	(20,898)	(11,195)
Citigroup, Inc.	12/20/20	500	2.95%	State of California, 5.25%, due 02/01/18	2.976%	(149)	—	(149)
Citigroup, Inc.	06/20/15	400	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.659%	5,898	2,651	3,247
Citigroup, Inc.	06/20/15	200	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.659%	2,948	1,391	1,557
Deutsche Bank AG	09/20/11	800	1.00%	American Movil, 6.375%, due 03/01/35	0.728%	2,170	—	2,170
Deutsche Bank AG	03/20/12	800	1.00%	American Movil, 6.375%, due 03/01/35	0.731%	2,679	(1,458)	4,137
Deutsche Bank AG	12/20/11	700	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	0.558%	3,159	2,501	658
Deutsche Bank AG	12/20/15	2,000	0.25%	France (Govt of), 4.25%, due 04/25/19	1.049%	(76,059)	(50,502)	(25,557)
Deutsche Bank AG	12/20/15	1,000	0.25%	France (Govt of), 4.25%, due 04/25/19	1.049%	(38,030)	(20,678)	(17,352)
Deutsche Bank AG	09/20/11	1,600	1.00%	Petrobras Intl. Finance Corp., 8.375%, due 12/10/18	0.937%	2,678	(4,261)	6,939
Deutsche Bank AG	12/20/15	600	1.00%	Republic of Korea, 4.875%, due 09/22/14	0.925%	2,069	5,647	(3,578)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/ Obligation	Implied Credit Spread at December 31, 2010(5) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1) (continued)
Deutsche Bank AG	09/20/15	$2,700	1.00%	Republic of Philippines, 10.625%, due 03/16/25	1.151%	$(19,373)	$(61,091)	$41,718
Deutsche Bank AG	09/20/15	800	1.00%	Republic of Philippines, 10.625%, due 03/16/25	1.151%	(5,740)	(18,101)	12,361
Deutsche Bank AG	06/20/15	700	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.659%	10,320	2,842	7,478
Deutsche Bank AG	06/20/15	300	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.659%	4,424	2,357	2,067
Deutsche Bank AG	06/20/15	400	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.659%	5,887	2,981	2,906
Deutsche Bank AG	12/20/15	1,400	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.713%	19,430	29,247	(9,817)
Goldman Sachs Capital Markets, L.P.	12/20/15	1,400	0.25%	France (Govt of), 4.25%, due 04/25/19	1.049%	(53,241)	(33,051)	(20,190)
Goldman Sachs Capital Markets, L.P.	12/20/15	800	1.00%	Japan Govt-55, 2.00%, due 03/21/22	0.700%	12,059	16,970	(4,911)
HSBC Bank USA, N.A.	09/20/15	2,500	1.00%	Republic of Philippines, 10.625%, due 03/16/25	1.151%	(17,938)	(75,891)	57,953
HSBC Bank USA, N.A.	09/20/15	1,300	1.00%	Republic of Philippines, 10.625%, due 03/16/25	1.151%	(9,328)	(23,442)	14,114
HSBC Bank USA, N.A.	12/20/15	530	1.00%	Republic of Philippines, 10.625%, due 03/16/25	1.207%	(5,341)	(9,850)	4,509
Merrill Lynch & Co.	12/20/11	1,000	1.00%	Russian Federation, 7.50%, due 03/31/30	0.563%	4,668	2,886	1,782
Morgan Stanley Capital Services, Inc.	12/20/15	1,200	1.00%	BP Capital Markets America, 4.20%, due 06/15/18	0.919%	6,405	(26,663)	33,068
Morgan Stanley Capital Services, Inc.	09/20/15	600	1.00%	Petrobras Intl. Finance Corp., 8.375%, due 12/10/18	1.493%	(13,790)	(18,994)	5,204
Morgan Stanley Capital Services, Inc.	12/20/11	1,000	1.00%	Russian Federation, 7.50%, due 03/31/30	0.563%	4,668	2,855	1,813
Morgan Stanley Capital Services, Inc.	06/20/15	1,600	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.659%	23,592	6,495	17,097
Royal Bank of Scotland PLC	06/20/15	500	1.00%	Republic of Italy, 6.875%, due 09/27/23	2.309%	(27,050)	(10,620)	(16,430)
UBS AG	06/20/15	600	1.00%	Australian Government, 6.50%, due 05/15/13	0.460%	14,231	10,093	4,138
UBS AG	12/20/15	2,800	0.25%	France (Govt of), 4.25%, due 04/25/19	1.049%	(106,482)	(56,605)	(49,877)
UBS AG	12/20/15	1,300	1.00%	People’s Republic of China, 4.75%, due 10/29/13	0.658%	21,573	27,364	(5,791)

						$(287,914)	$(404,138)	$116,224

The Portfolio entered into credit default swap agreements on corporate issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(2)
Bank of America N.A.	12/20/15	$340	3.00%	Banco Santander S.A.	$18,872	$14,375	$4,497
Bank of America N.A.	12/20/15	750	5.00%	Dow Jones CDX HY-15 5Y Index	(23,317)	(5,097)	(18,220)
Bank of America N.A.	12/20/15	600	5.00%	Dow Jones CDX HY-15 5Y Index	(18,654)	(4,078)	(14,576)
Bank of America N.A.	12/20/15	675	1.00%	Host Hotels & Resorts	37,041	38,176	(1,135)
Deutsche Bank AG	03/20/11	600	1.00%	Albertson’s, 7.25%, due 05/01/13	4,536	1,023	3,513
Deutsche Bank AG	12/20/15	1,625	5.00%	Dow Jones CDX HY-15 5Y Index	(50,522)	33,831	(84,353)
Deutsche Bank AG	12/20/15	200	5.00%	Dow Jones CDX HY-15 5Y Index	5,558	719	4,839
Deutsche Bank AG	12/20/15	300	5.00%	Dow Jones CDX HY-15 5Y Index	(9,328)	(543)	(8,785)
Deutsche Bank AG	12/20/15	700	5.00%	Dow Jones CDX HY-15 5Y Index	(21,763)	1,187	(22,950)
Deutsche Bank AG	12/20/15	300	5.00%	Dow Jones CDX HY-15 5Y Index	(9,328)	735	(10,063)
Deutsche Bank AG	12/20/15	800	5.00%	Dow Jones CDX HY-15 5Y Index	(24,873)	1,961	(26,834)
Deutsche Bank AG	06/20/16	1,200	1.00%	Embarq Corp., 7.08%, due 06/01/16	11,840	(17,713)	29,553
Deutsche Bank AG	06/20/17	1,100	1.00%	J.C. Penney Corp., 6.375%, due 10/15/36	75,598	59,935	15,663
Goldman Sachs Capital Markets, L.P.	03/20/13	600	1.00%	Hanson Ltd.	2,617	(597)	3,214
Goldman Sachs Capital Markets, L.P.	06/20/13	700	5.00%	Intl. Lease Finance Corp., 5.875%, due 05/01/13	(50,440)	(31,919)	(18,521)

					$(52,163)	$91,995	$(144,158)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Total return swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse International	03/31/11	$43,364	Receive fixed payments on the Dow Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill + 25bps.	$468,339	$—	$468,339

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$4,932,083,998	$—	$—
Common Stocks	445,214,986	1,014,559	82,490
Exchange Traded Funds	240,762,200	—	—
Mutual Funds	190,564,762	—	—
Preferred Stocks	246,677	1,081,278	95,361
Rights	32,325	—	—
Warrants	1,573,037	5,324	190,680
Asset-Backed Securities	—	6,035,699	4,393,144
Bank Loans	—	2,536,482	897,479
Certificate of Deposit	—	804,181	—
Commercial Mortgage-Backed Securities	—	9,079,003	2,736,167
Convertible Bonds	—	62,457,674	665,003
Corporate Bonds	—	282,832,999	1,125,399
Foreign Treasury Bills	—	4,005,679	—
Foreign Government Bonds	—	241,169,887	—
Municipal Bonds	—	3,049,275	—
Residential Mortgage-Backed Securities	—	38,612,424	2,594,025
U.S. Government Agency Obligations	—	4,053,713	—
U.S. Government Mortgage-Backed Obligations	—	16,826,905	—
U.S. Treasury Obligations	—	271,882,352	—
Repurchase Agreements	—	45,100,000	—
Purchased Options	314,470	14,464	—
Written Options	(613,796)	(1,013,590)	(301,577)
Short Sales – Common Stocks	(160,856,806)	—	—
Short Sales – Exchange Traded Funds	(4,368,024)	—	—
Short Sales – U.S. Government Mortgage-Backed Obligation	—	(3,978,752)	—
Short Sales – U.S. Treasury Obligations	—	(208,965)	—
Other Financial Instruments*
Futures	10,668,491	—	—
Foreign Forward Currency Contracts	—	(1,943,667)	—
Interest Rate Swaps	—	399,210	—
Credit Default Swaps	—	189,699	—
Total Return Swaps	—	468,339	—

Total	$5,655,622,320	$984,474,172	$12,478,171

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and other assets in excess of other liabilities shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Mutual Fund	60.8%
Affiliated Money Market Mutual Fund	12.9
U.S. Treasury Obligations	4.1
Foreign Government Bonds	3.6
Exchange Traded Funds	3.6
Mutual Funds	2.8
Oil, Gas & Consumable Fuels	1.7
Financial – Bank & Trust	1.1
Diversified Financial Services	0.8
Repurchase Agreements	0.7
Residential Mortgage-Backed Securities	0.6
Road & Rail	0.5
Commercial Banks	0.5
Transportation Infrastructure	0.5
Metals & Mining	0.4
Commercial Services & Supplies	0.4
Multi-Utilities	0.4
Machinery	0.4
Electric Utilities	0.3
Wireless Telecommunication Services	0.3
Financial Services	0.3
Independent Power Producers & Energy Traders	0.3
U.S. Government Mortgage-Backed Obligations	0.3
Media	0.3
Insurance	0.3
Construction & Engineering	0.2
Electric	0.2
Air Freight & Logistics	0.2
Commercial Mortgage-Backed Securities	0.2

Diversified Telecommunication Services	0.2%

Asset-Backed Securities	0.2
Telecommunications	0.2
Real Estate Investment Trusts	0.2
Holding Companies – Diversified	0.2
Industrial Conglomerates	0.1
Gas Utilities	0.1
Semiconductors & Semiconductor Equipment	0.1
Building & Construction	0.1
Food Products	0.1
Chemicals	0.1
Hotels, Restaurants & Leisure	0.1
Specialty Retail	0.1
Pharmaceuticals	0.1
Energy Equipment & Services	0.1
Software	0.1
IT Services	0.1
Household Durables	0.1
Communications Equipment	0.1
U.S. Government Agency Obligations	0.1
Foreign Treasury Bills	0.1
Internet Software & Services	0.1
Electrical Equipment	0.1
Healthcare Equipment & Supplies	0.1
Bank Loans	0.1
Diversified Operations	0.1
Municipal Bonds	0.1

101.9
Options Written and Securities Sold Short	(2.6)
Other assets in excess of other liabilities	0.7

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$594,617	*	Due from broker-variation margin	$4,313,914	*
Interest rate contracts	Unrealized appreciation on swap agreements	935,739		Unrealized depreciation on swap agreements	536,529
Interest rate contracts	Premiums paid for swap agreements	431,804		Premiums received for swap agreements	74,268
Interest rate contracts	Unaffiliated investments	14,464		Written options outstanding, at value	1,008,826
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	8,251,507		Unrealized depreciation on foreign currency forward contracts	10,195,174
Foreign exchange contracts	—	—		Written options outstanding, at value	37,084
Credit contracts	Unrealized appreciation on swap agreements	586,672		Unrealized depreciation on swap agreements	396,973
Credit contracts	Premiums paid for swap agreements	2,461,912		Premiums received for swap agreements	600,067
Credit contracts	—	—		Written options outstanding, at value	82,043
Equity contracts	Unrealized appreciation on swap agreements	468,339		—	—
Equity contracts	Unaffiliated investments	314,470		Written options outstanding, at value	801,010
Equity contracts	Due from broker-variation margin	2,309,405	*	Due from broker-variation margin	1,388,050	*
Commodity contracts	Due from broker-variation margin	15,451,568	*	Due from broker-variation margin	1,985,135	*

Total		$31,820,497			$21,419,073

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$19,136	$9,775,245	$945,264	$474,285	$—	$11,213,930
Foreign exchange contracts	(41,183)	392,943	355,459	—	(316,619)	390,600
Credit contracts	—	—	29,133	(518,767)	—	(489,634)
Equity contracts	(1,618,535)	9,591,639	1,644,859	4,330,147	—	13,948,110
Commodity contracts	—	20,491,219	—	—	—	20,491,219

Total	$(1,640,582)	$40,251,046	$2,974,715	$4,285,665	$(316,619)	$45,554,225

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$—	$7,567	$(2,952,681)	$(541,659)	$288,703	$—	$(3,198,070)
Foreign exchange contracts	—	—	3,341	—	(21,363)	—	(1,005,141)	(1,023,163)
Credit contracts	—	—	—	—	116,599	672,147	—	788,746
Equity contracts	(2,639)	415,413	121,676	826,678	(135,174)	468,339	—	1,694,293
Commodity contracts	—	—	—	8,135,321	—	—	—	8,135,321

Total	$(2,639)	$415,413	$132,584	$6,009,318	$(581,597)	$1,429,189	$(1,005,141)	$6,397,127

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts – Long Positions(3)	Futures Contracts – Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements – Buy Protection(6)	Credit Default Swap Agreements – Sell Protection(6)	Total Return Swap Agreements(6)
$386,764	$1,335,326	$807,545,519	$325,958,701	$271,596,981	$292,496,693	$128,690,149	$14,366,000	$28,472,000	$8,672,791

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010
ASSETS:
Investments at value:
Affiliated investments (cost $4,224,918,299)	$4,932,083,998
Unaffiliated investments (cost $1,784,759,241)	1,882,050,103
Cash	15,119,651
Foreign currency, at value (cost $79,210)	126,949
Deposit with broker	146,456,108
Receivable for investments sold	16,893,981
Dividends and interest receivable	11,460,971
Unrealized appreciation on foreign currency forward contracts	8,251,507
Receivable for fund share sold	7,224,809
Premiums paid for swap agreements	2,893,716
Unrealized appreciation on swap agreements	1,990,750
Due from broker-variation margin	1,808,365
Tax reclaim receivable	72,188
Prepaid expenses	14,928

Total Assets	7,026,448,024

LIABILITIES:
Securities sold short, at value (proceeds received $144,767,926)	169,412,547
Payable for investments purchased	144,375,559
Unrealized depreciation on foreign currency forward contracts	10,195,174
Due to broker	4,371,000
Payable for fund share repurchased	3,740,914
Written options outstanding, at value (premiums received $1,812,295)	1,928,963
Unrealized depreciation on swap agreements	933,502
Premiums received for swap agreements	674,335
Advisory fees payable	591,049
Accrued expenses and other liabilities	494,442
Dividends payable on securities sold short	187,991
Shareholder servicing fees payable	11,254
Interest payable on investments sold short	2,884
Affiliated transfer agent fee payable	542

Total Liabilities	336,920,156

NET ASSETS	$6,689,527,868

Net assets were comprised of:
Paid-in capital	$6,641,033,825
Retained earnings	48,494,043

Net assets, December 31, 2010	$6,689,527,868

Net asset value and redemption price per share, $6,689,527,868 / 630,221,398 outstanding shares of beneficial interest	$10.61

STATEMENT OF OPERATIONS
Year Ended December 31, 2010
INVESTMENT INCOME
Affiliated dividend income	$44,958,116
Unaffiliated interest income	18,536,976
Unaffiliated dividend income (net of $377,636 foreign withholding tax)	15,843,825

79,338,917

EXPENSES
Advisory fees	39,106,130
Shareholder servicing fees and expenses	1,970,167
Dividend expense on short sales	1,915,155
Custodian and accounting fees	1,248,000
Audit fee	65,000
Trustees’ fees	60,000
Insurance expenses	41,000
Commitment fee on syndicated credit agreement	22,000
Broker fees and expenses on short sales	21,167
Legal fees and expenses	21,000
Shareholders’ reports	14,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Loan interest expense (Note 7)	219
Miscellaneous	24,020

Total expenses	44,517,858
Less: advisory fee waiver and/or expense reimbursement	(6,290,365)
Less: shareholder servicing fee waiver	(366,203)

Net expenses	37,861,290

NET INVESTMENT INCOME	41,477,627

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated
$1,896,235)	28,199,112
Net capital gain distribution received (including affiliated $6,233,085)	6,233,085
Futures transactions	40,251,046
Options written transactions	2,974,715
Short sales transactions	(14,926,407)
Swap agreement transactions	4,285,665
Foreign currency transactions	(714,421)

66,302,795

Net change in unrealized appreciation (depreciation) on:
Investments and other assets (including affiliated $486,476,918)	539,518,227
Futures	6,009,318
Options written	(581,597)
Short sales	(16,376,376)
Swap agreements	1,429,189
Foreign currencies	(987,385)

529,011,376

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	595,314,171

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$636,791,798

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$41,477,627	$47,731,183
Net realized gain (loss) on investment and foreign currency transactions	66,302,795	(230,548,642)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	529,011,376	928,433,816

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	636,791,798	745,616,357

DISTRIBUTIONS	(47,765,310)	(76,860,915)

FUND SHARE TRANSACTIONS:
Fund share sold [208,868,358 and 195,052,134 shares, respectively]	2,058,921,211	1,670,329,129
Fund share issued in reinvestment of distributions [5,097,685 and 9,161,015 shares, respectively]	47,765,310	76,860,915
Fund share repurchased [76,294,483 and 44,180,575 shares, respectively]	(718,178,147)	(327,262,208)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,388,508,374	1,419,927,836

TOTAL INCREASE IN NET ASSETS	1,977,534,862	2,088,683,278
NET ASSETS:
Beginning of year	4,711,993,006	2,623,309,728

End of year	$6,689,527,868	$4,711,993,006

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 93.9%		Value (Note 2)
COMMON STOCKS — 50.9%	Shares

Aerospace & Defense — 1.0%
BAE Systems PLC (United Kingdom)	599,400	$3,083,910
BBA Aviation PLC (United Kingdom)	305,300	1,054,794
Elbit Systems Ltd. (Israel)	30,300	1,616,399
Finmeccanica SpA (Italy)	160,800	1,827,541
General Dynamics Corp.	132,067	9,371,474
Honeywell International, Inc.	110,700	5,884,812
Lockheed Martin Corp.	38,800	2,712,508
MTU Aero Engines Holding AG (Germany)	13,900	940,065
Raytheon Co.	112,400	5,208,616
Rolls-Royce Group PLC (United Kingdom)*	303,073	2,943,787
Rolls-Royce Group PLC (Class C Stock) (United Kingdom)*	23,209,408	36,186

		34,680,092

Agriculture — 0.2%
Altria Group, Inc.	134,800	3,318,776
Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)	1,214,000	910,563
Kuala Lumpur Kepong Bhd (Malaysia)	185,100	1,326,645

		5,555,984

Airlines — 0.4%
Air New Zealand Ltd. (New Zealand)	362,700	423,923
Lan Airlines SA (Chile)	82,230	2,567,755
Southwest Airlines Co.	757,100	9,827,158

		12,818,836

Auto/Truck Parts & Equipment — 0.2%
Cie Generale des Etablissements Michelin (Class B Stock) (France)	33,711	2,419,094
Keihin Corp. (Japan)	49,300	1,111,209
Weichai Power Co. Ltd. (Class H Stock) (China)	329,000	2,025,351

		5,555,654

Automobile Manufacturers — 0.7%
Daimler AG (Germany)*	29,207	1,979,970
Dongfeng Motor Group Co. Ltd. (Class H Stock) (China)	1,158,000	1,996,346
Ford Motor Co.*	461,938	7,755,939
General Motors Co.*	171,800	6,332,548
Hyundai Motor Co. (South Korea)	27,323	4,177,056
Nissan Shatai Co. Ltd. (Japan)	119,000	1,039,180
Renault SA (France)*	32,500	1,889,206

		25,170,245

Automotive Parts — 0.1%
Denso Corp. (Japan)	86,800	2,995,610
Yokohama Rubber Co. Ltd. (The) (Japan)	17,000	87,942

		3,083,552

COMMON STOCKS (continued)	Shares	Value (Note 2)

Banks — 1.3%
Banco Espanol de Credito SA (Spain)	163,100	$1,351,302
Bank of America Corp.	1,098,500	14,653,990
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	2,226,000	2,594,118
Barclays PLC (United Kingdom)	294,100	1,199,739
Bendigo and Adelaide Bank Ltd. (Australia)	240,100	2,443,460
BNP Paribas (France)	107,243	6,822,978
Fukuoka Financial Group, Inc. (Japan)	283,000	1,230,435
ICICI Bank Ltd., ADR (India)(a)	105,323	5,333,557
Mitsubishi UFG Financial Group, Inc., (Japan)	393,300	2,126,600
Nishi-Nippon City Bank Ltd. (The) (Japan)	380,000	1,156,054
Societe Generale (France)	22,600	1,214,667
Standard Chartered PLC (United Kingdom)	149,583	4,024,095

		44,150,995

Beverages — 0.2%
Anheuser-Busch InBev NV (Belgium)	71,598	4,094,977
Coca-Cola Femsa SAB de CV, ADR (Mexico)	26,765	2,206,239

		6,301,216

Biotechnology — 0.2%
Amgen, Inc.*	93,600	5,138,640
Novozymes A/S (Class B Stock) (Denmark)	12,083	1,683,113

		6,821,753

Building Materials — 0.1%
Central Glass Co. Ltd. (Japan)	57,000	265,377
Ciments Francais SA (France)	12,800	1,240,095
Hong Leong Asia Ltd. (Singapore)	377,000	919,476
Lafarge SA (France)	1,600	100,319
Sika AG (Switzerland)	435	954,209

		3,479,476

Capital Markets — 0.3%
Credit Suisse Group AG (Switzerland)	163,133	6,572,428
Deutsche Bank AG (Germany)	58,700	3,067,056

		9,639,484

Chemicals — 3.4%
Air Liquide SA (France)	22,015	2,784,199
BASF SE (Germany)	75,672	6,036,933
Clariant AG (Switzerland)*	118,300	2,396,366
Dow Chemical Co. (The)	931,091	31,787,447
Kingboard Chemical Holdings Ltd. (Cayman Islands)	334,000	2,000,270
Koninklijke DSM NV (Netherlands)	37,100	2,112,231
Monsanto Co.	449,660	31,314,322

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (cont’d.)
Nippon Shokubai Co. Ltd. (Japan)	149,000	$1,541,569
PPG Industries, Inc.	176,166	14,810,276
Praxair, Inc.	225,287	21,508,150
Sumitomo Bakelite Co. Ltd. (Japan)	81,000	476,881
Tessenderlo Chemie NV (Belgium)	8,700	316,108
Toagosei Co. Ltd. (Japan)	278,000	1,301,145

		118,385,897

Clothing & Apparel
Yue Yuen Industrial Holdings Ltd. (Bermuda)	348,000	1,251,364

Coal — 0.1%
China Shenhua Energy Co. Ltd. (Class H Stock) (China)	1,005,000	4,215,083

Commercial Banks — 0.5%
Banco Bilbao Vizcaya Argentaria SA (Spain)	116,100	1,172,900
Banco Espirito Santo SA (Portugal)	232,400	894,407
Banco Santander Chile SA, ADR (Chile)(a)	30,627	2,862,706
Banco Santander SA (Spain)	791,127	8,381,402
Bank Hapoalim BM (Israel)*	247,900	1,290,323
Credit Agricole SA (France)	153,500	1,949,493
Danske Bank A/S (Denmark)*	17,600	451,197
DnB NOR ASA (Norway)	71,200	999,354
Industrial & Commercial Bank of China Ltd. (Class H Stock) (China)	236,655	176,286
Verwaltungs-und Privat-Bank AG (Liechtenstein)	1,500	184,171

		18,362,239

Commercial Services — 0.2%1
Aggreko PLC (United Kingdom)	48,756	1,126,542
Emeco Holdings Ltd. (Australia)	1,002,200	1,107,052
Toppan Forms Co. Ltd. (Japan)	77,600	796,167
Waste Management, Inc.	129,900	4,789,413

		7,819,174

Computer Services & Software — 2.3%
Apple, Inc.*	109,820	35,423,539
Dell, Inc.*	445,100	6,031,105
Infosys Technologies Ltd., ADR (India)(a)	37,849	2,879,552
International Business Machines Corp.	81,600	11,975,616
Itochu Techno-Solutions Corp. (Japan)	34,900	1,308,911
Logica PLC (United Kingdom)	896,200	1,830,406
Microsoft Corp.	544,200	15,194,064
NEC Fielding Ltd. (Japan)	20,600	267,427
SAP AG (Germany)	78,582	4,000,874
Tieto Oyj (Finland)	58,100	1,099,376

		80,010,870

Construction — 0.1%
AMEC PLC (United Kingdom)	156,984	2,814,649

COMMON STOCKS (continued)	Shares	Value (Note 2)

Consumer Products & Services — 1.1%
Avon Products, Inc.	127,800	$3,713,868
Fortune Brands, Inc.	104,500	6,296,125
Kimberly-Clark Corp.	105,600	6,657,024
L’Oreal SA (France)	34,232	3,800,455
Lauder, (Estee) Cos., Inc. (The) (Class A Stock)	82,848	6,685,834
Newell Rubbermaid, Inc.	174,300	3,168,774
Pacific Brands Ltd. (Australia)*	922,778	924,939
Procter & Gamble Co. (The)	114,800	7,385,084

		38,632,103

Containers & Packaging — 0.1%
Rexam PLC (United Kingdom)	390,300	2,024,522

Distribution/Wholesale — 0.4%
Jardine Cycle & Carriage Ltd. (Singapore)	93,000	2,652,277
Li & Fung Ltd. (Bermuda)	370,000	2,146,846
Marubeni Corp. (Japan)	380,901	2,678,833
Sumitomo Corp. (Japan)	228,200	3,229,484
Toyota Tsusho Corp. (Japan)	90,400	1,592,216

		12,299,656

Diversified Financial Services — 1.2%
Challenger Financial Services Group Ltd. (Australia)	341,900	1,643,565
Fuyo General Lease Co. Ltd. (Japan)	35,900	1,176,622
Hitachi Capital Corp. (Japan)	42,400	655,401
Intermediate Capital Group PLC (United Kingdom)	211,000	1,095,134
SLM Corp.*	274,900	3,460,991
Tullett Prebon PLC (United Kingdom)	274,300	1,637,076
U.S. Bancorp	1,169,355	31,537,504

		41,206,293

Diversified Machinery — 0.4%
Cummins, Inc.	83,912	9,231,159
Hexagon AB (Class B Stock) (Sweden)	71,179	1,526,100
Rheinmetall AG (Germany)	19,800	1,592,033

		12,349,292

Diversified Manufacturing — 0.9%
3M Co.	126,700	10,934,210
AGFA-Gevaert NV (Belgium)*	202,500	865,928
Danaher Corp.	239,950	11,318,442
Eaton Corp.	62,628	6,357,368
Mitsubishi Corp. (Japan)	61,300	1,659,532
Tyco International Ltd. (Switzerland)	36,600	1,516,704

		32,652,184

Diversified Operations — 0.1%
Davis Service Group PLC (United Kingdom)	137,300	934,599
Mitsui & Co. Ltd. (Japan)	93,800	1,549,277

		2,483,876

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	387,800	11,393,564

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electric — 0.7%
Entergy Corp.	102,500	$7,260,075
Exelon Corp.	209,900	8,740,236
NRG Energy, Inc.*	355,900	6,954,286
RWE AG (Germany)	37,900	2,526,734

		25,481,331

Electronic Components — 0.6%
Eizo Nanao Corp. (Japan)	13,400	313,916
Enel SpA (Italy)	593,200	2,964,692
Keyence Corp. (Japan)	13,700	3,968,765
Koninklijke Philips Electronics NV (Netherlands)	37,800	1,157,746
Ryosan Co. Ltd. (Japan)	17,800	461,279
Schneider Electric SA (France)	33,469	5,009,191
Spectris PLC (United Kingdom)	34,400	703,124
Tyco Electronics Ltd. (Switzerland)	195,400	6,917,160
Vossloh AG (Germany)	5,000	638,087

		22,133,960

Electronics — 0.1%
Murata Manufacturing Co. Ltd. (Japan)	43,600	3,055,598
Nippon Electric Glass Co. Ltd. (Japan)	13,000	187,659

		3,243,257

Energy – Alternate Sources
EDF Energies Nouvelles SA (France)	24,596	1,040,596

Engineering/Construction — 0.3%
Bouygues SA (France)	19,300	831,881
COMSYS Holdings Corp. (Japan)	82,500	879,973
Kyowa Exeo Corp. (Japan)	157,100	1,619,568
NCC AB (Class B Stock) (Sweden)	69,800	1,533,895
SembCorp Industries Ltd. (Singapore)	529,000	2,118,720
Tecnicas Reunidas SA (Spain)	24,080	1,532,171
Vinci SA (France)	50,739	2,758,225

		11,274,433

Entertainment & Leisure — 0.2%
Heiwa Corp. (Japan)	110,000	1,594,654
Madison Square Garden, Inc. (Class A Stock)*	92,100	2,374,338
Sankyo Co. Ltd. (Japan)	22,100	1,248,042
TABCORP Holdings Ltd. (Australia)	350,222	2,546,848
Thomas Cook Group PLC (United Kingdom)	336,800	996,117

		8,759,999

Equipment Services — 0.1%
BlueScope Steel Ltd. (Australia)	247,500	569,571
Downer EDI Ltd. (Australia)	360,300	1,691,480

		2,261,051

Financial – Bank & Trust — 2.2%
Banco Popolare Scarl (Italy)	19,500	88,337
Bank of Ireland (Ireland)	71,900	36,030

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial – Bank & Trust (cont’d.)
Dexia SA (Belgium)*	15,085	$52,411
Fifth Third Bancorp	328,300	4,819,444
Itau Unibanco Holding SA, ADR (Brazil)	444,300	10,667,643
KeyCorp	620,100	5,487,885
Mizuho Financial Group, Inc. (Japan)	1,777,700	3,350,020
Morgan Stanley	340,800	9,273,168
National Australia Bank Ltd. (Australia)	168,900	4,094,190
PNC Financial Services Group, Inc.	214,821	13,043,931
State Street Corp.	154,800	7,173,432
Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	102,000	643,232
Wells Fargo & Co.	634,664	19,668,237

		78,397,960

Financial Services — 3.0%
Alpha Bank A.E. (Greece)*	8,400	42,655
American Express Co.	190,300	8,167,676
Ameriprise Financial, Inc.	47,100	2,710,605
Bank of New York Mellon Corp. (The)	102,600	3,098,520
CIMB Group Holdings Bhd (Malaysia)	992,500	2,735,933
Citigroup, Inc.*	4,292,235	20,302,272
Credicorp Ltd. (Bermuda)	17,372	2,065,704
Goldman Sachs Group, Inc. (The)	128,165	21,552,226
H&R Block, Inc.(a)	395,200	4,706,832
Irish Life & Permanent Group Holdings PLC (Ireland)*	48,500	69,996
JPMorgan Chase & Co.	434,200	18,418,764
Keiyo Bank Ltd. (The) (Japan)	192,000	950,659
Sumitomo Mitsui Financial Group, Inc. (Japan)	323,400	11,519,557
Turkiye Garanti Bankasi A/S (Turkey)	568,460	2,879,117
Western Union Co. (The)	410,200	7,617,414

		106,837,930

Foods — 0.8%
Casino Guichard Perrachon SA (France)	23,500	2,290,868
Colruyt SA (Belgium)	38,065	1,935,474
Compass Group PLC (United Kingdom)	219,943	1,992,312
CSM (Netherlands)	39,200	1,371,919
Dairy Crest Group PLC (United Kingdom)	112,800	744,614
Delhaize Group (Belgium)	34,200	2,525,936
East Asiatic Co. Ltd. A/S (Denmark)	10,000	322,693
Greggs PLC (United Kingdom)	44,000	318,990
Indofood Sukses Makmur Tbk PT (Indonesia)	3,125,500	1,691,100
Kellogg Co.	74,000	3,779,920
Koninklijke Ahold NV (Netherlands)	77,900	1,028,076
Marston’s PLC (United Kingdom)	226,520	404,374
Nestle SA (Switzerland)	50,969	2,984,548
Nichirei Corp. (Japan)	322,000	1,487,252
Nisshin Oillio Group Ltd. (The) (Japan)	209,000	1,060,574

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Foods (cont’d.)
Nutreco NV (Netherlands)	12,700	$963,790
Tate & Lyle PLC (United Kingdom)	149,500	1,207,375
WM Morrison Supermarkets PLC (United Kingdom)	353,300	1,474,011

		27,583,826

Gas Distribution — 0.1%
Centrica PLC (United Kingdom)	780,012	4,032,616

Healthcare – Products — 0.3%
Aspen Pharmacare Holdings Ltd. (South Africa)*	136,062	1,900,427
Coloplast A/S (Class B Stock) (Denmark)	17,945	2,438,542
Covidien PLC (Ireland)	165,800	7,570,428

		11,909,397

Holding Companies – Diversified — 0.1%
First Pacific Co. Ltd. (Bermuda)	58,000	52,234
LVMH Moet Hennessy Louis Vuitton SA (France)	29,669	4,880,539

		4,932,773

Home Furnishings — 0.1%
Alpine Electronics, Inc. (Japan)	67,000	953,135
Electrolux AB (Class B Stock) (Sweden)	54,800	1,556,251
Pace PLC (United Kingdom)	354,800	1,010,632

		3,520,018

Hotels, Restaurants & Leisure — 0.9%
McDonald’s Corp.	306,667	23,539,759
Wynn Resorts Ltd.	71,148	7,388,008

		30,927,767

Household Products/Wares — 0.2%
Reckitt Benckiser Group PLC (United Kingdom)	116,582	6,407,102

Industrial Conglomerates — 0.4%
General Electric Co.	681,100	12,457,319

Insurance — 1.5%
Admiral Group PLC (United Kingdom)	78,611	1,856,808
Aegon NV (Netherlands)*	127,900	782,102
Allianz SE (Germany)	27,200	3,232,392
Allstate Corp. (The)	37,500	1,195,500
Amlin PLC (United Kingdom)	238,654	1,521,447
Aviva PLC (United Kingdom)	275,600	1,688,662
AXA SA (France)	54,500	906,719
Baloise Holding AG (Switzerland)	22,100	2,150,909
Beazley PLC (United Kingdom)	371,600	666,261
Brit Insurance Holdings NV (Netherlands)*	34,500	560,477
Fondiaria-SAI SpA (Italy)	14,900	124,742
Fuji Fire & Marine Insurance Co. Ltd. (The) (Japan)	261,000	356,830
Hannover Rueckversicherung AG (Germany)	21,500	1,153,104

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (cont’d.)
Hiscox Ltd. (Bermuda)	60,800	$361,539
ING Groep NV, CVA (Netherlands)*	170,004	1,653,855
Legal & General Group PLC (United Kingdom)	1,012,300	1,526,973
Marsh & McLennan Cos., Inc.(a)	352,300	9,631,882
Muenchener Rueckversicherungs- Gesellschaft AG (Germany)	14,600	2,213,422
Old Mutual PLC (United Kingdom)	745,600	1,430,985
Principal Financial Group Inc	109,900	3,578,344
RSA Insurance Group PLC (United Kingdom)	315,200	615,264
SCOR SE (France)	50,800	1,289,805
Sony Financial Holdings, Inc. (Japan)	754	3,050,733
Swiss Reinsurance Co. Ltd. (Switzerland)	39,300	2,114,214
Zurich Financial Services AG (Switzerland)	30,904	8,005,293

		51,668,262

Internet — 2.0%
Amazon.com, Inc.*	155,398	27,971,640
Baidu, Inc., ADR (Cayman Islands)*	195,984	18,918,335
F5 Networks, Inc.*	24,242	3,155,339
priceline.com, Inc.*	38,960	15,566,468
Yahoo! Japan Corp. (Japan)	11,019	4,275,139

		69,886,921

Iron/Steel — 0.2%
JFE Holdings, Inc. (Japan)	13,500	470,230
Nucor Corp.	90,200	3,952,564
OneSteel Ltd. (Australia)	924,800	2,449,839

		6,872,633

Lodging — 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	150,148	9,125,995

Lumber & Wood Products — 0.3%
Weyerhaeuser Co.(a)	477,400	9,037,182

Machinery & Equipment — 0.3%
Atlas Copco AB (Class A Stock) (Sweden)	105,960	2,673,557
Fanuc Ltd. (Japan)	30,000	4,607,710
Georg Fischer AG (Switzerland)*	1,700	959,091
Kone Oyj (Class B Stock) (Finland)	58,216	3,236,254

		11,476,612

Media — 1.1%
Cablevision Systems Corp. (Class A Stock)(a)	320,900	10,859,256
Comcast Corp. (Class A Stock)	171,600	3,570,996
Lagardere SCA (France)	21,700	894,005
Liberty Media Corp. – Starz (Class A Stock)*	55,600	3,696,288
Time Warner Cable, Inc.	132,100	8,722,563
Time Warner, Inc.	361,200	11,619,804
Trinity Mirror PLC (United Kingdom)*	126,600	137,180

		39,500,092

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Medical Supplies & Equipment — 0.4%
Johnson & Johnson	178,100	$11,015,485
Takeda Pharmaceutical Co. Ltd. (Japan)	54,200	2,666,942

		13,682,427

Metals & Mining — 1.9%
Antofagasta PLC (United Kingdom)	48,761	1,225,487
BHP Billiton PLC (United Kingdom)	147,331	5,859,703
BHP Billiton PLC, ADR (United Kingdom)	285,475	22,980,738
Boliden AB (Sweden)	142,100	2,888,207
Freeport-McMoRan Copper & Gold, Inc.	75,814	9,104,503
Johnson Matthey PLC (United Kingdom)	80,170	2,547,341
Precision Castparts Corp.	70,107	9,759,595
SKF AB (Sweden)	54,120	1,541,768
ThyssenKrupp AG (Germany)	58,000	2,401,521
Vale SA, ADR (Brazil)(a)	88,035	3,043,370
Vulcan Materials Co.(a)	137,800	6,112,808

		67,465,041

Multimedia — 0.1%
Vivendi (France)	132,300	3,571,232

Office Equipment — 0.1%
Canon, Inc. (Japan)	95,600	4,957,211

Oil & Gas — 3.2%
Anadarko Petroleum Corp.	263,196	20,045,007
Baker Hughes, Inc.	176,900	10,113,373
BG Group PLC (United Kingdom)	215,535	4,355,057
Caltex Australia Ltd. (Australia)	164,200	2,413,347
ENI SpA (Italy)	164,500	3,591,905
EOG Resources, Inc.	111,721	10,212,417
EQT Corp.	48,600	2,179,224
Exxon Mobil Corp.	218,900	16,005,968
JX Holdings, Inc. (Japan)	163,710	1,111,026
Murphy Oil Corp.	163,500	12,188,925
NiSource, Inc.(a)	103,100	1,816,622
OGX Petroleo e Gas Participacoes SA (Brazil)*	178,400	2,149,398
OMV AG (Austria)	63,600	2,643,165
Pacific Rubiales Energy Corp. (Canada)	78,145	2,652,513
Petrobank Energy & Resources Ltd. (Canada)*	35,240	894,911
Petrominerales Ltd. (Bahamas)	21,673	722,783
Statoil ASA (Norway)	87,600	2,080,764
Total SA (France)	84,100	4,456,009
Total SA, ADR (France)(a)	244,600	13,081,208

		112,713,622

Oil & Gas Services — 0.2%
Halliburton Co.	126,636	5,170,548
John Wood Group PLC (United Kingdom)	137,305	1,196,656

		6,367,204

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas and Consumable Fuels — 1.7%
BP PLC (United Kingdom)	378,100	$2,744,379
CenterPoint Energy, Inc.	27,700	435,444
Chevron Corp.	206,100	18,806,625
CNOOC Ltd. (Hong Kong)	1,862,000	4,417,363
Petrofac Ltd. (United Kingdom)	140,501	3,476,381
Repsol YPF SA (Spain)	107,700	3,000,742
Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	252,200	8,316,230
Royal Dutch Shell PLC, ADR (United Kingdom)(a)	140,600	9,389,268
Saipem SpA (Italy)	133,647	6,579,391
Schlumberger Ltd. (Netherlands)	47,300	3,949,550

		61,115,373

Paper & Forest Products — 0.3%
DS Smith PLC (United Kingdom)	376,300	1,186,278
International Paper Co.	290,500	7,913,220
Svenska Cellulosa AB SCA (Class B Stock) (Sweden)	87,300	1,378,493

		10,477,991

Pharmaceuticals — 2.0%
Astellas Pharma, Inc. (Japan)	25,700	979,696
AstraZeneca PLC (United Kingdom)	109,800	5,002,114
GlaxoSmithKline PLC (United Kingdom)	412,169	7,968,344
H. Lundbeck A/S (Denmark)	40,200	763,923
Kalbe Farma Tbk PT (Indonesia)	2,157,500	778,232
Kyorin Co. Ltd. (Japan)	62,000	1,085,134
Mead Johnson Nutrition Co.	79,759	4,964,998
Meda AB (Class A Stock) (Sweden)	124,000	943,968
Merck & Co., Inc.	391,500	14,109,660
Miraca Holdings, Inc. (Japan)	28,500	1,147,863
Novartis AG (Switzerland)	134,108	7,881,534
Novo Nordisk A/S (Class B Stock) (Denmark)	31,277	3,526,901
Pfizer, Inc.	784,400	13,734,844
Roche Holding AG (Switzerland)	8,400	1,230,802
Sanofi-Aventis SA (France)	71,300	4,559,092
Teva Pharmaceutical Industries Ltd., ADR (Israel)	47,164	2,458,659

		71,135,764

Pipelines — 0.3%
Spectra Energy Corp.	402,800	10,065,972

Real Estate — 0.5%
BR Malls Participacoes SA (Brazil)	189,000	1,946,928
Brookfield Asset Management, Inc. (Class A Stock) (Canada)	160,719	5,350,336
CapitaMalls Asia Ltd. (Singapore)	1,599,000	2,417,158
China Vanke Co. Ltd. (Class B Stock) (China)	933,980	1,153,536
PDG Realty SA Empreendimentos e Participacoes (Brazil)	305,400	1,869,195
St. Joe Co. (The)*(a)	192,300	4,201,755

		16,938,908

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail — 1.1%
Home Retail Group PLC (United Kingdom)	565,700	$1,662,526
Kesa Electricals PLC (United Kingdom)	45,600	113,254
Kingfisher PLC (United Kingdom)	253,627	1,041,555
Lowe’s Cos., Inc.	197,700	4,958,316
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	63,500	1,379,653
Nitori Co. Ltd. (Japan)	20,800	1,818,943
Starbucks Corp.	58,991	1,895,381
Tim Hortons, Inc. (Canada)	27,947	1,155,206
TJX Cos., Inc. (The)	280,936	12,470,749
Truworths International Ltd. (South Africa)	198,400	2,157,929
Tsuruha Holdings, Inc. (Japan)	25,500	1,217,053
Yum! Brands, Inc.	201,233	9,870,479

		39,741,044

Retail & Merchandising — 1.6%
Aoyama Trading Co. Ltd. (Japan)	39,600	715,034
Circle K Sunkus Co. Ltd. (Japan)	38,400	616,273
Compagnie Financiere Richemont SA (Class A Stock) (Switzerland)	35,905	2,112,059
Greene King PLC (United Kingdom)	47,500	355,028
Industria de Diseno Textil SA (Spain)	17,238	1,290,667
Next PLC (United Kingdom)	102,732	3,163,326
NIKE, Inc. (Class B Stock)(a)	241,500	20,628,930
Nordstrom, Inc.	196,795	8,340,172
Plenus Co. Ltd. (Japan)	29,700	453,968
Rallye SA (France)	26,900	1,156,945
Shimachu Co. Ltd. (Japan)	39,900	934,227
Tiffany & Co.	149,023	9,279,662
Wal-Mart Stores, Inc.	146,500	7,900,745

		56,947,036

Semiconductors — 0.7%
Broadcom Corp. (Class A Stock)	363,886	15,847,235
Samsung Electronics Co. Ltd. (South Korea)	11,959	10,000,080
STMicroelectronics NV (Netherlands)	42,100	435,386

		26,282,701

Software — 1.2%
CA, Inc.	81,600	1,994,304
Konami Corp. (Japan)	47,800	1,016,169
Oracle Corp.	767,685	24,028,541
salesforce.com, Inc.*	100,964	13,327,248

		40,366,262

Specialty Retail — 0.3%
Home Depot, Inc. (The)	291,900	10,234,014

Steel Producers/Products
Voestalpine AG (Austria)	26,100	1,243,389

Telecommunications — 1.4%
America Movil SAB de CV (Class L Stock), ADR (Mexico)	74,374	4,264,605

COMMON STOCKS (continued)	Shares	Value (Note 2)

Telecommunications (cont’d.)
American Tower Corp. (Class A Stock)*	146,072	$7,543,158
BT Group PLC (United Kingdom)	1,269,000	3,577,100
France Telecom SA (France)	60,100	1,252,468
KDDI Corp. (Japan)	180	1,039,783
M1 Ltd. (Singapore)	101,900	186,594
MTN Group Ltd. (South Africa)	115,915	2,365,282
Nippon Telegraph & Telephone Corp. (Japan)	64,500	2,919,541
Nokia Oyj (Finland)	281,600	2,912,597
NTT DoCoMo, Inc. (Japan)	1,300	2,270,477
Softbank Corp. (Japan)	168,800	5,844,277
Swisscom AG (Switzerland)	1,090	479,250
Telecom Italia SpA (Italy)	1,515,500	1,958,345
Telefonica SA (Spain)	102,300	2,319,190
Telstra Corp. Ltd. (Australia)	538,900	1,537,809
Vodafone Group PLC (United Kingdom)	3,346,496	8,650,593

		49,121,069

Tobacco — 0.2%
Philip Morris International, Inc.	91,200	5,337,936

Transportation — 1.6%
Canadian National Railway (Canada)	50,100	3,343,191
FedEx Corp.	108,909	10,129,626
Go-Ahead Group PLC (United Kingdom)	29,900	615,808
Sankyu, Inc. (Japan)	311,000	1,413,462
Seino Holding Co. Ltd. (Japan)	198,000	1,360,808
Union Pacific Corp.	406,209	37,639,326

		54,502,221

Utilities — 0.4%
Drax Group PLC (United Kingdom)	247,500	1,421,176
E.ON AG (Germany)	86,700	2,657,203
Illinois Tool Works, Inc.	208,200	11,117,880

		15,196,259

Wireless Telecommunication Services — 0.1%
Sprint Nextel Corp.*(a)	1,208,100	5,110,263

TOTAL COMMON STOCKS (cost $1,560,086,893)		1,784,500,024

EXCHANGE TRADED FUNDS — 9.5%
Energy Select Sector SPDR Fund(a)	156,800	10,701,600
iShares Barclays Aggregate Bond Fund	557,000	58,902,750
iShares Barclays Intermediate Credit Bond Fund(a)	182,400	19,184,832
iShares Dow Jones Select Dividend Index Fund	65,600	3,270,816
iShares Dow Jones U.S. Technology Sector Index Fund(a)	31,300	2,015,094
iShares iBoxx Investment Grade Corporate Bond Fund	64,600	7,005,224
iShares MSCI EAFE Index Fund(a)	729,900	42,502,077
iShares MSCI Emerging Markets Index Fund	526,000	25,048,120

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value (Note 2)

EXCHANGE TRADED FUNDS (continued)
iShares Russell 1000 Growth Index Fund	357,650	$20,479,039
iShares Russell 1000 Value Index Fund	383,620	24,885,429
iShares Russell 2000 Index Fund(a)	56,600	4,427,818
iShares S&P 500 Growth Index Fund	298,600	19,600,104
iShares S&P Global 100 Index Fund(a)	94,000	5,853,380
iShares S&P MidCap 400 Index Fund	400,500	36,321,345
iShares S&P SmallCap 600 Barra Growth Index Fund(a)	48,600	3,527,874
iShares S&P SmallCap 600 Index Fund(a)	218,500	14,960,695
SPDR S&P 500 ETF Trust	264,000	33,205,920

TOTAL EXCHANGE TRADED FUNDS (cost $294,775,178)		331,892,117

PREFERRED STOCKS — 0.2%
Diversified Financial Services
SLM Corp., CVT, 1.961%*	1,800	34,038

Financial – Bank & Trust — 0.2%
Wells Fargo & Co., 8.00%*	213,625	5,808,464

TOTAL PREFERRED STOCKS (cost $5,576,806)		5,842,502

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.5%
ACE Securities Corp.,
Series 2007-ASP2, Class A2A
0.351%(c)	06/25/37	B2		$58	56,593
Aquilae CLO PLC,
Series 2006-1X, Class A (Ireland)(g)
1.341%	01/17/23	Aa1	EUR	379	448,868
ARES CLO Funds,
Series 2006-6RA, Class A1B, 144A (Cayman Islands)
0.53%(c)	03/12/18	Aaa		495	477,756
Asset Backed Funding Certificates,
Series 2004-OPT5, Class A1
0.611%(c)	06/25/34	AAA(d)		129	105,657
Asset Backed Securities Corp. Home Equity,
Series 2004-HE6, Class A1
0.536%(c)	09/25/34	Aaa		17	15,287
Bear Stearns Asset Backed Securities Trust,
Series 2006-AQ1, Class 2A1
0.341%(c)	10/25/36	B3		28	26,643
Series 2006-HE9, Class 1A1
0.311%(c)	11/25/36	Baa2		28	27,411
Series 2006-SD3, Class 1A1A
5.50%	08/25/36	BB(d)		253	173,308
Series 2007-AQ1, Class A1
0.371%(c)	11/25/36	Caa2		186	125,677

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Bear Stearns Second Lien Trust,
Series 2007-SV1A, Class A1, 144A
0.481%(c)	12/25/36	B3		$895	$795,567
Bumper,
Series 2009-3, Class A (United Kingdom)
2.524%(c)	06/20/22		EUR	287	383,888
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH3, Class A2
0.361%(c)	10/25/36	Aa3		15	15,382
Countrywide Asset-Backed Certificates,
Series 2006-15, Class A1
0.371%(c)	10/25/46	Aaa		4	3,500
Series 2006-21, Class 2A1
0.311%(c)	05/25/37	Aa2		3	2,549
Series 2006-24, Class 2A1
0.311%(c)	06/25/47	Baa3		50	49,207
Series 2006-25, Class 2A1
0.331%(c)	06/25/47	A2		34	32,962
Series 2007-2, Class 2A1
0.311%(c)	08/25/37	Baa3		73	70,496
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A1
0.321%(c)	11/25/36	Caa1		49	43,057
Series 2007-CB6, Class A1, 144A
0.381%(c)	07/25/37	Caa1		139	124,415
Eurocredit CDO BV,
Series IV-X, Class A1 (Netherlands)(g)
1.478%	02/22/20		EUR	891	1,087,990
First Franklin Mortgage Loan Asset Backed Certificates,
Series 2006-FF15, Class A3
0.311%(c)	11/25/36	Aaa		26	26,027
First NLC Trust,
Series 2007-1, Class A1, 144A
0.331%(c)	08/25/37	Caa2		196	134,079
Ford Credit Auto Owner Trust,
Series 2009-A, Class A3B
2.76%(c)	05/15/13	Aaa		345	349,278
GlobalDrive,
Series 2009-A, Class A
3.00%	07/20/15			EUR 877	1,175,466
Gulf Stream Compass CLO Ltd.,
Series 2004-1A, Class A, 144A(g)
0.649%(c)	07/15/16	Aa2		215	204,775
HFC Home Equity Loan Asset Backed Certificates,
Series 2007-1, Class A1F
5.91%	03/20/36	Aaa		85	85,287
HSI Asset Securitization Corp. Trust,
Series 2007-OPT1, Class 2A1
0.311%(c)	12/25/36	Ba1		85	80,956
Series 2007-WF1, Class 2A1
0.321%(c)	05/25/37	Ba1		69	67,497
Illinois Student Assistance Commission,
Series 2010-1, Class A1
0.767%(c)	04/25/17	AAA(d)		300	299,373
JPMorgan Mortgage Acquisition Corp.,
Series 2006-WMC3, Class A3
0.371%(c)	08/25/36	Ca		164	77,776

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Series 2007-HE1, Class AV1
0.321%(c)	03/25/47	Caa1		$305	$237,768
Landmark CDO Ltd.,
Series 2005-1A, Class A1L, 144A(g)
0.596%(c)	06/01/17	Aaa		1,676	1,571,825
LCM LP,
Series 5A, Class A1, 144A
0.534%(c)	03/21/19	Aaa		600	559,952
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
0.541%(c)	10/25/34	Aaa		12	10,210
Magnolia Funding Ltd.,
Series 2010-1A, Class A1, 144A (United Kingdom)
3.00%	04/20/17	AAA(d)	EUR	2,730	3,617,224
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-MLN1, Class A2A
0.331%(c)	07/25/37	A3		5	4,797
Series 2006-RM4, Class A2A
0.341%(c)	09/25/37	C		5	1,393
Series 2006-RM5, Class A2A
0.321%(c)	10/25/37	C		54	14,392
Morgan Stanley ABS Capital I,
Series 2006-NC5, Class A2A
0.301%(c)	10/25/36	Aaa		6	5,741
Series 2006-WMC2, Class A2FP
0.311%(c)	07/25/36	Ca		102	37,260
Series 2007-HE6, Class A1
0.321%(c)	05/25/37	Caa3		119	102,817
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV1
0.321%(c)	06/25/37	Aa2		99	97,212
Navigator CDO Ltd.,
Series 2003-1A, Class A2, 144A (Cayman Islands)
1.136%(c)	11/15/15	Aaa		413	399,077
Nelnet Student Loan Trust,
Series 2008-4, Class A2
0.988%(c)	07/25/18	Aaa		200	201,424
Plymouth Rock CLO Ltd., Inc.,
Series 2010-1A, Class A, 144A(g)
1.92%(c)	02/16/19	AAA(d)		3,200	3,189,111
Premium Loan Trust Ltd.,
Series 2004-1A, Class A, 144A(g)
0.668%(c)	10/25/14	Aa3		129	124,729
Residential Asset Mortgage Products, Inc.,
Series 2007-RS1, Class A1
0.341%(c)	02/25/37	Aaa		30	30,090
Residential Asset Securities Corp.,
Series 2002-KS4, Class AIIB
0.761%(c)	07/25/32	Caa1		22	11,981
Securitized Asset Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
0.391%(c)	05/25/37	B3		509	405,339
Series 2007-HE1, Class A2A
0.321%(c)	12/25/36	Ca		43	16,338
SLM Student Loan Trust,
Series 2004-5X, Class A5
1.105%(c)	10/25/23	Aaa	EUR	400	500,037

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Series 2006-9, Class A2
0.288%(c)	04/25/17	Aaa		$7	$7,447
Series 2007-3, Class A3
0.328%(c)	04/25/19	Aaa		600	577,732
Series 2010-C, Class A1, 144A
1.91%(c)	12/15/17	Aaa		256	256,270
Soundview Home Equity Loan Trust,
Series 2006-NLC1, Class A1, 144A
0.321%(c)	11/25/36	Caa3		71	25,543
Structured Asset Investment Loan Trust,
Series 2006-4, Class A3
0.311%(c)	07/25/36	Aa1		7	6,500
Structured Asset Securities Corp.,
Series 2006-BC3, Class A2
0.311%(c)	10/25/36	Aaa		18	17,820
Symphony CLO Ltd.,
Series 2007-3A, Class A1A, 144A (Cayman Islands)(g)
0.526%(c)	05/15/19	Aa1		500	472,900
Washington Mutual Asset-Backed Certificates,
Series 2006-HE5, Class 2A1
0.321%(c)	10/25/36	Caa2		309	210,482
Wells Fargo Home Equity Trust,
Series 2005-2, Class AI1A
0.491%(c)	10/25/35	Aaa		5	4,859
Wood Street CLO BV,
Series II-A, Class A1 (Netherlands)
1.388%	03/29/21	Aa1	EUR	248	305,594

TOTAL ASSET-BACKED SECURITIES (cost $19,805,959)					19,590,591

BANK LOANS(c)(g) — 0.2%
Charter Communications, Term C
3.56%	09/06/16	Ba1		997	983,350
CIT Group, Inc.
6.25%	08/11/15	B1		250	254,642
6.25%	08/11/15	B1		33	33,146
6.25%	08/11/15	B1		59	60,358
6.25%	08/11/15	B1		59	60,358
6.25%	08/11/15	B1		65	66,291
6.25%	08/11/15	B1		82	83,337
6.25%	08/11/15	B1		97	98,940
6.25%	08/11/15	B1		106	108,200
6.25%	08/11/15	B1		249	253,269
Ford Motor Co., Term B1
3.02%	12/15/13	Baa3		60	59,318
3.02%	12/15/13	Baa3		711	707,686
3.04%	12/15/13	Baa3		310	308,145
Intelsat Jackson Holding, Term B
5.25%	04/03/18			500	474,375
TXU Corp., Term B3
3.76%	10/10/14	B2		2,755	2,121,384
3.76%	10/10/14	B2		58	44,779

TOTAL BANK LOANS (cost $6,236,725)					5,717,578

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%
Banc of America Large Loan, Inc.,
Series 2007-BMB1, Class A1, 144A
0.77%(c)	08/15/29	Aaa		$403	$374,815
Series 2009-UB1, Class A4A, 144A
5.621%(c)	06/24/50			250	266,920
Series 2010-UB5, Class A4A, 144A
5.641%(c)	02/17/51	NR		1,900	2,024,391
Bear Stearns Commercial Mortgage Securities,
Series 2003-GMZ1, Class A2, 144A
1.441%(t)	05/18/11	AAA(d)		500	496,533
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%	10/15/48	Aaa		100	107,265
Series 2007-CD5, Class A4
5.886%(c)	11/15/44	Aaa		100	106,710
Commercial Mortgage Pass-Through Certificates,
Series 2010-C1, Class A1, 144A
3.156%	07/10/46	Aaa		1,997	2,000,933
Credit Suisse Mortgage Capital Certificates,
Series 2006-C5, Class A3
5.311%	12/15/39	Aaa		1,700	1,770,624
Series 2009-RR1, Class A3A, 144A
5.383%	02/15/40	Aaa		100	103,895
Series 2010-UD1, Class A, 144A
5.95%	12/18/49	Aaa		800	859,692
Credit Suisse Mortgage Capital,
Series 2010-RR4, Class 2A
5.467%	07/15/17	Aaa		1,000	1,057,558
GS Mortgage Securities Corp. II,
Series 2007-EOP, Class A1, 144A
0.356%(c)	03/06/20	Aaa		151	147,581
Series 2007-EOP, Class A2, 144A
0.396%(c)	03/06/20	Aaa		250	240,802
Series 2010-C1, Class A2, 144A
4.592%	08/10/43	Aaa		2,600	2,625,090
Immeo Residential Finance PLC,
Series 2, Class A (Ireland)
1.186%(c)	12/15/16	Aa3	EUR	214	258,320
JLOC Ltd.,
Series 37A, Class A1, 144A (Japan)
0.421%(c)	01/15/15	Aa2	JPY	26,274	281,545
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP9, Class A3
5.336%	05/15/47	Aa3		110	114,161
Series 2010-C2, Class A3, 144A
4.07%	11/15/43	AAA(d)		1,300	1,246,071
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4, Class A3
5.172%(c)	12/12/49	Aaa		900	931,534
Merrill Lynch Floating Trust,
Series 2008-LAQA, Class A1, 144A
0.802%(c)	07/09/21	Aaa		600	579,141
Morgan Stanley Capital I,
Series 2007-IQ15, Class A4
5.879%(c)	06/11/49	BBB+(d)		40	42,831

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
RBSCF Trust,
Series 2010-RR4, Class CMLA, 144A
6.014%(c)	12/16/49	Aaa		$200	$213,616
Unite USAF PLC,
Series 2006-1, Class A (United Kingdom)
0.932%(c)	03/31/17	Aaa	GBP	700	994,133
Vornado DP LLC,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28	AAA(d)		700	679,331
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C14, Class A4
5.088%(c)	08/15/41	Aaa		100	106,037
Series 2006-C23, Class A4
5.418%(c)	01/15/45	Aaa		100	107,158
Series 2006-WL7A, Class A1, 144A
0.351%(c)	09/15/21	Aaa		510	496,809

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $17,937,231)					18,233,496

CORPORATE BONDS — 11.0%
Aerospace
Goodrich Corp.,
Sr. Unsec’d. Notes
6.29%	07/01/16	Baa2		100	114,810

Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
9.25%	08/06/19	Baa1		1,900	2,479,576
9.70%	11/10/18	Baa1		2,400	3,166,142

					5,645,718

Airlines
Delta Air Lines, Inc.,
Pass-Through Certificates
6.20%	07/02/18	Baa2		1,000	1,062,500
Southwest Airlines Co.,
Sr. Unsec’d. Notes
6.50%	03/01/12	Baa3		100	104,700

					1,167,200

Apparel
Jones Apparel Group, Inc.,
Sr. Unsec’d. Notes
5.125%	11/15/14	Ba3		1,200	1,215,000

Automobile Manufacturers — 0.1%
Daimler Finance North America LLC,
Gtd. Notes
5.875%	03/15/11	A3		200	202,028
Gtd. Notes, MTN
5.75%	09/08/11	A3		1,600	1,653,250

					1,855,278

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Automotive Parts — 0.1%
Autozone, Inc.,
Sr. Unsec’d. Notes
5.875%	10/15/12	Baa2		$1,100	$1,182,686
6.95%	06/15/16	Baa2		2,400	2,778,885

					3,961,571

Banks — 3.1%
Abbey National Treasury Services PLC,
Bank Gtd. Notes, 144A (United Kingdom)
3.875%	11/10/14	Aa3		2,300	2,279,157
ABN Amro Bank NV,
Covered Bonds, MTN (Netherlands)
3.25%	01/18/13	Aaa	EUR	400	548,694
3.75%	01/12/12	Aaa	EUR	700	955,972
Ally Financial, Inc.,
FDIC Gtd. Notes
1.75%	10/30/12	Aaa		1,200	1,221,254
Gtd. Notes
6.875%	08/28/12	B3		1,800	1,881,000
7.25%	03/02/11	B3		500	502,500
8.00%	03/15/20	B3		600	655,500
Sr. Unsec’d. Notes
6.875%	09/15/11	B3		700	718,204
7.25%	03/02/11	B3		700	704,433
Australia & New Zealand Banking Group Ltd.,
Gov’t. Liquid Gtd. Notes, 144A (Australia)
0.584%(c)	06/18/12	Aaa		1,000	1,001,424
Banco do Brasil SA,
Sr. Unsec’d. Notes, 144A (Brazil)
4.50%	01/22/15	Baa2		1,000	1,040,000
Bank of America Corp.,
Sr. Sub. Notes, MTN
4.75%(c)	05/23/17	A3	EUR	600	719,353
Sr. Unsec’d. Notes
0.549%(c)	10/14/16	A2		500	443,392
4.50%	04/01/15	A2		2,300	2,337,571
5.875%	01/05/21	A2		3,200	3,310,746
Unsec’d. Notes
6.50%	08/01/16	A2		300	325,528
Bank of Montreal,
Covered Bonds, 144A (Canada)
2.85%	06/09/15	Aaa		2,000	2,031,586
Bank of Queensland Ltd.,
Gov’t. Liquid Gtd. Notes (Australia)
5.42%(c)	10/22/12	AAA(d)	AUD	700	720,142
5.50%	10/22/12	Aaa	AUD	500	509,528
Bank of Scotland PLC, (United Kingdom)
Covered Bonds
4.50%	10/23/13	Aaa	EUR	100	139,088
Gov’t. Liquid Gtd. Notes
4.75%	01/13/11	Aaa	AUD	2,500	2,556,660
5.487%(c)	07/24/12	AAA(d)	AUD	900	923,232
Barclays Bank PLC, (United Kingdom)
Jr. Sub. Notes, 144A
5.926%(c)	09/29/49	Baa2		2,700	2,403,000
Sub. Notes, 144A
10.179%	06/12/21	Baa1		2,800	3,486,728

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Banks (cont’d.)
BNP Paribas Home Loan Covered Bonds SA,
Covered Bonds, MTN (France)
3.00%	07/23/13	Aaa	EUR	1,200	$1,639,976
3.75%	12/13/11	Aaa	EUR	700	956,153
4.75%	05/28/13	Aaa	EUR	400	569,989
BPCE SA,
Sr. Unsec’d. Notes, 144A (France)
2.375%	10/04/13	Aa3		$900	896,645
Canadian Imperial Bank of Commerce,
Covered Bonds, 144A (Canada)
2.00%	02/04/13	Aaa		2,700	2,748,271
Commonwealth Bank of Australia, (Australia)
Gov’t. Liquid Gtd. Notes
5.75%	12/17/13	Aaa	AUD	1,100	1,115,561
Gov’t. Liquid Gtd. Notes, 144A
0.582%(c)	09/17/14	Aaa		100	99,671
0.682%(c)	12/10/12	Aaa		700	702,453
0.709%(c)	07/12/13	Aaa		2,100	2,103,755
0.803%(c)	06/25/14	Aaa		500	502,208
Compagnie de Financement Foncier, (France)
Covered Bonds, 144A
2.125%	04/22/13	Aaa		1,500	1,512,764
Covered Bonds, MTN
2.00%	02/17/12	Aaa	EUR	200	268,872
4.00%	07/21/11	Aaa	EUR	100	135,621
4.50%	01/09/13	Aaa	EUR	1,300	1,827,194
Dexia Credit Local,
Gov’t. Liquid Gtd. Notes, 144A (France)
0.539%(c)	01/12/12	Aa1		1,400	1,394,306
0.703%(c)	03/05/13	Aa1		400	398,665
0.768%(c)	04/29/14	Aa1		4,600	4,582,037
2.75%	01/10/14	Aa1		1,200	1,218,361
2.75%	04/29/14	Aa1		700	710,103
Dexia Municipal Agency,
Covered Bonds, MTN (France)
4.75%	06/06/11	Aaa	EUR	2,000	2,710,833
Fortis Bank Nederland NV,
Gov’t. Liquid Gtd. Notes, MTN (Netherlands)
3.375%	05/19/14	Aaa	EUR	1,800	2,501,654
ICICI Bank Ltd.,
Sr. Unsec’d. Notes (India)(g)
5.00%	01/15/16	Baa2		3,000	3,007,740
ING Bank Australia Ltd.,
Gov’t. Liquid Gtd. Notes (Australia)
5.432%(c)	08/28/13	AAA(d)	AUD	1,100	1,123,052
5.617%(c)	06/24/14	AAA(d)	AUD	2,000	2,056,743
ING Bank NV, (Netherlands)
Covered Bonds, 144A(g)
2.50%	01/14/16	Aaa		1,700	1,650,604
Sr. Notes, 144A
1.609%(c)	10/18/13	Aa3		600	599,181
Sr. Unsec’d. Notes, 144A
1.103%(c)	03/30/12	Aa3		2,100	2,092,745
Kreditanstalt Fuer Wiederaufbau,
Gov’t. Gtd. Notes (Germany)
3.875%	01/21/19	Aaa	EUR	300	420,443

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Banks (cont’d.)
Lloyds TSB Bank PLC, (United Kingdom)
Bank Gtd. Notes, 144A, MTN
4.375%	01/12/15	Aa3		$2,600	$2,599,407
Jr. Sub. Notes, 144A
12.00%(c)	12/29/49	Ba1		3,600	3,893,676
Members Equity Bank Property Ltd.,
Gov’t. Liquid Gtd. Notes, MTN (Australia)
5.75%	08/20/12	AAA(d)	AUD	600	613,000
NIBC Bank NV, (Netherlands)
Gov’t. Liquid Gtd. Notes, 144A
2.80%	12/02/14	Aaa		6,800	7,009,093
Gov’t. Liquid Gtd. Notes, MTN
3.50%	04/07/14	Aaa	EUR	1,200	1,677,075
Rabobank Nederland NV,
Jr. Sub. Notes, 144A (Netherlands)
11.00%(c)	06/29/49	A2		150	193,875
Realkredit Danmark A/S,
Covered Bonds (Denmark)
2.00%	01/01/11	AAA(d)	DKK	3,200	573,677
Santander US Debt SA Unipersonal,
Bank Gtd. Notes, 144A (Spain)
1.103%(c)	03/30/12	Aa2		1,800	1,779,088
Shinhan Bank,
Sr. Unsec’d. Notes (Korea)
1.586%	11/16/12	A1		2,900	2,879,867
Societe Financement de l’Economie Francaise,
Gov’t. Liquid Gtd. Notes, 144A (France)
2.125%	01/30/12	Aaa		300	304,311
Societe Generale Societe de Credit Fonciere,
Covered Bonds, MTN (France)
4.00%	07/07/16	Aaa	EUR	600	842,198
Stadshypotek AB, (Sweden)
Covered Bonds
2.75%	04/30/15	Aaa	EUR	500	670,733
Covered Bonds, 144A
1.45%	09/30/13	Aaa		3,400	3,395,889
State Bank of India,
Sr. Unsec’d. Notes, 144A (India)
4.50%	07/27/15	Baa2		5,000	5,101,000
Swedbank Hypotek AB,
Covered Bonds, MTN (Sweden)
4.625%	05/23/11	Aaa	EUR	200	270,489
Westpac Securities NZ Ltd.,
Gov’t. Liquid Gtd. Notes, 144A (New Zealand)
2.50%	05/25/12	Aaa		1,500	1,534,935
3.45%	07/28/14	Aaa		900	933,976
WM Covered Bond Program,
Covered Bonds, MTN
3.875%	09/27/11	AA(d)	EUR	1,200	1,623,930
4.00%	11/26/16	AA(d)	EUR	1,600	2,160,978
4.375%	05/19/14	AA(d)	EUR	700	972,910

					109,990,399

Building Materials — 0.1%
Hanson Australia Funding Ltd.,
Gtd. Notes (Australia)
5.25%	03/15/13	Ba3		1,300	1,326,000

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Masco Corp.,
Sr. Unsec’d. Notes
6.125%	10/03/16	Ba2		$1,000	$1,021,970

					2,347,970

Chemicals — 0.2%
Cytec Industries, Inc.,
Sr. Unsec’d. Notes
8.95%	07/01/17	Baa2		900	1,094,308
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
2.536%(c)	08/08/11	Baa3		800	808,518
4.25%	11/15/20	Baa3		3,800	3,640,013

					5,542,839

Commercial Banks — 0.2%
Banco Santander Brasil SA,
Sr. Unsec’d. Notes, 144A (Brazil)(g)
4.50%	04/06/15	Baa2		2,800	2,856,185
Banco Santander SA,
Sr. Unsec’d. Notes, 144A (Brazil)(g)
2.59%(t)	12/29/11	BBB-(d)		1,700	1,657,067
HBOS Capital Funding LP,
Ltd. Gtd. Notes (United Kingdom)
9.54%	03/29/49	B3	GBP	200	265,045
HBOS PLC,
Sub. Notes, 144A, MTN (United Kingdom)
6.75%	05/21/18	Baa3		1,000	936,341

					5,714,638

Computer Services & Software
Computer Sciences Corp.,
Sr. Unsec’d. Notes
5.50%	03/15/13	Baa1		1,000	1,069,282

Construction
D.R. Horton, Inc.,
Gtd. Notes
6.00%	04/15/11	Ba3		100	101,000

Containers & Packaging — 0.1%
Owens-Brockway Glass Container, Inc.,
Gtd. Notes
7.375%	05/15/16	Ba3		1,700	1,806,250
Rexam PLC,
Sr. Unsec’d. Notes, 144A (United Kingdom)
6.75%	06/01/13	Baa3		500	545,192
Sealed Air Corp.,
Sr. Unsec’d. Notes, 144A
5.625%	07/15/13	Baa3		100	105,668

					2,457,110

Diversified Financial Services — 1.5%
AK Transneft OJSC via TransCapitalInvest Ltd.,
Gtd. Notes (Ireland)
8.70%	08/07/18	Baa1		4,000	4,925,000

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
0.381%(c)	02/24/12	A2		$200	$199,365
0.421%(c)	06/16/11	A2		300	299,945
5.875%	05/02/13	A2		300	326,261
AngloGold Ashanti Holdings PLC,
Gtd. Notes (United Kingdom)
5.375%	04/15/20	Baa3		2,700	2,808,000
BA Covered Bond Issuer,
Covered Bonds, MTN
4.125%	04/05/12	Aa2	EUR	2,300	3,143,986
Citigroup Funding, Inc.,
FDIC Gtd. Notes
1.875%	10/22/12	Aaa		2,800	2,856,075
Countrywide Financial Corp.,
Gtd. Notes, MTN
5.80%	06/07/12	A2		100	105,210
DanFin Funding Ltd.,
Gov’t. Liquid Gtd. Notes, 144A (Ireland)
0.989%(c)	07/16/13	Aaa		700	699,173
El Paso Performance-Linked Trust,
Sr. Unsec’d. Notes, 144A
7.75%	07/15/11	Ba3		1,000	1,023,678
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.625%	09/15/15	Ba2		1,000	1,035,481
7.00%	10/01/13	Ba2		200	214,420
7.25%	10/25/11	Ba2		450	465,096
7.80%	06/01/12	Ba2		150	159,469
General Electric Capital Corp.,
FDIC Gtd. Notes, MTN
2.625%	12/28/12	Aaa		900	933,466
Notes, MTN
5.625%	09/15/17	Aa2		2,000	2,193,000
Sub. Notes, 144A
6.50%(c)	09/15/67	Aa3	GBP	400	576,239
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.50%	09/01/14	Ba3		1,000	1,060,000
6.75%	09/01/16	Ba3		900	960,750
7.125%	09/01/18	Ba3		3,400	3,612,500
Sr. Unsec’d. Notes
6.375%	03/25/13	B1		1,000	1,025,000
Sr. Unsec’d. Notes, MTN
5.625%	09/20/13	B1		500	502,500
IPIC GMTN Ltd.,(g)
Gtd. Notes, 144A (Cayman Islands)
3.125%	11/15/15	Aa3		3,000	2,944,836
5.00%	11/15/20	Aa3		1,000	979,903
Macquarie Bank Ltd.,
Gov’t. Liquid Gtd. Notes, 144A (Australia)
2.60%	01/20/12	Aaa		200	203,823
Odebrecht Drilling Norbe VIII/IX Ltd.,
Sr. Sec’d. Notes, 144A (Cayman Islands)
6.35%	06/30/21	Baa3		3,000	3,120,000

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
ORIX Corp.,
Sr. Unsec’d. Notes (Japan)
5.48%	11/22/11	A3	$100	$103,760
Petroleum Export Ltd.,
Sr. Sec’d. Notes (Cayman Islands)(g)
5.265%	06/15/11	Ba1	446	445,285
RZD Capital Ltd.,
Notes, MTN (Ireland)
5.739%	04/03/17	Baa1	3,500	3,637,200
Sinochem Overseas Capital Co. Ltd.,(g)
Gtd. Notes, 144A (Virgin Islands)
4.50%	11/12/20	Baa1	3,000	2,956,902
6.30%	11/12/40	Baa1	3,000	3,068,766
SLM Corp.,
Sr. Unsec’d. Notes
0.588%(c)	01/27/14	Ba1	200	180,143
5.45%	04/25/11	Ba1	1,800	1,815,691
TNK-BP Finance SA,
Gtd. Notes (Luxembourg)
6.625%	03/20/17	Baa2	2,300	2,443,750
7.875%	03/13/18	Baa2	1,000	1,133,800
Volkswagen International Finance NV,
Gtd. Notes, 144A (Netherlands)
1.625%	08/12/13	A3	1,000	999,487

				53,157,960

Electric — 0.2%
CMS Energy Corp.,
Sr. Unsec’d. Notes
4.25%	09/30/15	Ba1	1,000	990,182
Entergy Gulf States Louisiana LLC,
First Mortgage
3.95%	10/01/20	A3	1,700	1,626,444
Korea Electric Power Corp., (South Korea)
Sr. Notes, 144A(g)
5.50%	07/21/14	A1	600	644,406
Sr. Unsec’d. Notes, 144A
3.00%	10/05/15	A1	3,000	2,923,303
Korea Hydro & Nuclear Power Co. Ltd., (Korea)
Sr. Unsec’d. Notes
3.125%	09/16/15	A1	1,500	1,458,372
Sr. Unsec’d. Notes, 144A
6.25%	06/17/14	A1	500	548,725
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
0.869%(c)	10/11/11	A3	200	199,923

				8,391,355

Financial – Bank & Trust — 1.3%
Achmea Hypotheekbank NV,
Gov’t. Liquid Gtd. Notes, 144A (Netherlands)
3.20%	11/03/14	Aaa	1,900	1,976,806
Cie de Financement Foncier,
Covered Bonds, 144A (France)
1.625%	07/23/12	Aaa	2,100	2,109,855

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Financial – Bank & Trust (cont’d.)
Citigroup Property Ltd.,
Gov’t. Liquid Gtd. Notes (Australia)
5.50%	08/20/12	AAA(d)	AUD	900	$919,219
Export-Import Bank of Korea, (South Korea)
Sr. Unsec’d. Notes
1.352%(c)	03/13/12	A1		$4,500	4,497,264
5.875%	01/14/15	A1		2,000	2,165,858
Sr. Unsec’d. Notes, MTN
5.75%	05/22/13	A1	EUR	300	423,639
Investec Bank Australia Ltd.,
Gov’t. Liquid Gtd. Notes (Australia)
5.00%	02/27/14	Aaa	AUD	1,100	1,095,823
Morgan Stanley,
Sr. Unsec’d. Notes
0.769%(c)	10/15/15	A2		200	187,514
1.357%	03/01/13	A2	EUR	100	127,646
Sr. Unsec’d. Notes, MTN
0.539%(c)	01/09/12	A2		1,400	1,398,907
6.625%	04/01/18	A2		1,800	1,952,584
Royal Bank of Scotland Group PLC,
Gov’t. Liquid Gtd. Notes, 144A (United Kingdom)
0.554%(c)	03/30/12	Aaa		7,500	7,495,575
Royal Bank of Scotland PLC (The), (United Kingdom)
Covered Bonds, MTN
2.75%	06/18/13	Aaa	EUR	300	402,046
Gov’t. Liquid Gtd. Notes
4.125%	11/14/11	Aaa	GBP	1,800	2,880,345
Gov’t. Liquid Gtd. Notes, 144A
1.45%	10/20/11	Aaa		2,500	2,514,037
3.00%	12/09/11	Aaa		200	204,163
Gov’t. Liquid Gtd. Notes, MTN
3.75%	11/14/11	Aaa	EUR	800	1,092,141
Gtd. Notes
2.704%(c)	08/23/13	Aa3		4,100	4,163,062
Sub. Notes, MTN
1.043%(c)	09/29/15	BBB(d)		2,000	1,682,334
1.293%(c)	01/30/17	Baa3	EUR	1,000	1,100,218
State Street Capital Trust III,
Ltd. Gtd. Notes
8.25%(c)	01/29/49	Baa1		1,000	1,016,000
State Street Capital Trust IV,
Ltd. Gtd. Notes
1.302%(c)	06/01/77	A3		300	225,128
Suncorp-Metway Ltd.,
Gov’t. Liquid Gtd. Notes, MTN (Australia)
4.00%	01/16/14	AAA(d)	GBP	700	1,146,764
Westpac Banking Corp., (Australia)
Gov’t. Liquid Gtd. Notes, 144A
0.582%(c)	09/10/14	Aaa		100	100,109
2.70%	12/09/14	Aa1		2,300	2,318,717
3.585%	08/14/14	Aaa		700	746,110
Gov’t. Liquid Gtd. Notes, MTN
4.00%	03/19/12	Aaa	AUD	600	604,239

					44,546,103

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Financial Services — 1.2%
American Express Co.,
Sr. Unsec’d. Notes
7.25%	05/20/14	A3		$100	$113,923
American General Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.90%	12/15/17	B3		4,400	3,553,000
Bear Stearns Cos. LLC (The),
Sr. Unsec’d. Notes
7.25%	02/01/18	Aa3		100	118,506
Citigroup Finance Canada, Inc.,
Gtd. Notes, MTN (Canada)
5.50%	05/21/13	A3	CAD	400	419,531
Citigroup, Inc.,
Sr. Unsec’d. Notes
5.50%	10/15/14	A3		600	646,468
6.00%	12/13/13	A3		1,000	1,092,735
6.125%	11/21/17	A3		1,000	1,095,886
Sr. Unsec’d. Notes, MTN
1.25%(c)	02/09/16	A3	EUR	700	862,557
7.375%	06/16/14	A3	EUR	2,200	3,251,495
Unsec’d. Notes
2.286%(c)	08/13/13	A3		3,300	3,355,787
Goldman Sachs Group, Inc. (The),
Sub. Notes
6.75%	10/01/37	A2		400	408,958
HSBC Finance Corp.,
Sr. Unsec’d. Notes
0.558%(c)	04/24/12	A3		1,000	995,190
HSBC Financial Corp. Ltd.,
Gtd. Notes, MTN (Canada)
1.496%(c)	05/03/12	A3	CAD	200	200,616
JPMorgan Chase & Co.,
FDIC Gtd. Notes
3.625%	12/12/11	Aaa	EUR	1,100	1,503,347
JPMorgan Chase Bank NA,
Sub. Notes
6.00%	10/01/17	Aa2		1,200	1,330,274
LBG Capital No.1 PLC, (United Kingdom)
Bank Gtd. Notes
7.375%	03/12/20	Ba3	EUR	100	114,923
Bank Gtd. Notes, 144A
8.50%	12/14/49			700	619,132
LeasePlan Corp. NV, (Netherlands)
Gov’t. Liquid Gtd. Notes, 144A
3.00%	05/07/12	Aaa		500	513,682
Gov’t. Liquid Gtd. Notes, MTN
3.25%	05/22/14	Aaa	EUR	300	414,656
Lehman Brothers Holdings, Inc.,(i)
Sr. Unsec’d. Notes, MTN
2.85%	12/23/24	NR		700	160,125
2.907%(c)	11/16/24	NR		400	91,500
2.951%(c)	05/25/24	NR		200	45,750
5.625%	01/24/13	NR		4,800	1,176,000
6.875%	05/02/18	NR		1,100	272,250

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Financial Services (cont’d.)
Merrill Lynch & Co., Inc.,
Notes, MTN
0.533%(c)	06/05/12	A2		$300	$297,187
6.875%	04/25/18	A2		5,000	5,471,790
Sr. Unsec’d. Notes
5.45%	07/15/14	A2		200	210,267
Sr. Unsec’d. Notes, MTN
1.764%(c)	09/27/12	A2	EUR	2,700	3,493,612
6.05%	08/15/12	A2		1,900	2,011,908
6.75%	05/21/13	A2	EUR	800	1,130,896
Pearson Dollar Finance Two PLC,
Gtd. Notes, 144A (United Kingdom)
6.25%	05/06/18	Baa1		1,000	1,111,341
UBS AG, (Switzerland)
Sr. Unsec’d. Notes
2.25%	08/12/13	Aa3		1,200	1,210,241
Sr. Unsec’d. Notes, MTN
1.384%(c)	02/23/12	Aa3		200	201,687
White Nights Finance BV For Gazprom,
Sec’d. Notes (Netherlands)
10.50%	03/25/14	Baa1		2,900	3,469,705

					40,964,925

Foods
Tate & Lyle International Finance PLC,
Gtd. Notes, 144A (United Kingdom)
6.125%	06/15/11	Baa3		100	102,023
WM Wrigley Jr. Co.,
Sec’d. Notes, 144A
1.678%(c)	06/28/11	Baa2		500	500,231

					602,254

Healthcare Services
HCA, Inc.,
Sec’d. Notes
9.25%	11/15/16	B2		500	533,438

Holding Companies – Diversified — 0.1%
Noble Group Ltd., (Bermuda)
Bonds, 144A
6.625%	08/05/20	Baa3		1,400	1,466,304
Sr. Unsec’d. Notes
6.75%	01/29/20	Baa3		2,300	2,547,296

					4,013,600

Insurance — 0.3%
American International Group, Inc.,
Jr. Sub. Debs.
8.175%(c)	05/15/68	Baa2		600	638,885
Jr. Sub. Notes
4.875%(c)	03/15/67	Baa2	EUR	100	104,232
Jr. Sub. Notes, 144A
8.00%(c)	05/22/68	Baa2	EUR	1,300	1,667,713
Sr. Unsec’d. Notes
0.399%(c)	10/18/11	Baa1		200	198,423
3.65%	01/15/14	Baa1		1,000	1,017,076
6.40%	12/15/20	Baa1		100	104,921
8.25%	08/15/18	Baa1		2,000	2,304,132

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance (cont’d.)
Liberty Mutual Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.75%	03/15/14	Baa2	$1,000	$1,040,104
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
5.75%	09/15/15	Baa2	1,000	1,076,336
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
1.427%(c)	09/17/12	Aa3	400	406,387

				8,558,209

Investment Company
FIH Erhvervsbank A/S,
Gov’t. Liquid Gtd. Notes, 144A (Denmark)
2.00%	06/12/13	Aaa	100	101,661

Iron/Steel
GTL Trade Finance, Inc.,
Gtd. Notes, 144A (Virgin Islands)
7.25%	10/20/17	BBB-(d)	500	550,000

Lodging
Starwood Hotels & Resorts Worldwide, Inc.,
Sr. Unsec’d. Notes
6.75%	05/15/18	Ba1	600	657,000

Media — 0.2%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.125%	02/15/16	Baa2	2,700	2,663,999
NBC Universal, Inc.,
Sr. Unsec’d. Notes, 144A
5.15%	04/30/20	Baa2	2,300	2,384,235
New York Times Co. (The),
Sr. Unsec’d. Notes
5.00%	03/15/15	B1	800	781,575
Videotron Ltee,
Gtd. Notes (Canada)
6.875%	01/15/14	Ba1	200	202,500

				6,032,309

Metals & Mining — 0.6%
Corp. Nacional del Cobre de Chile – CODELCO,
Unsec’d. Notes (Chile)
6.15%	10/24/36	A1	750	818,790
CSN Resources SA, (Luxembourg)
Gtd. Notes(g)
6.50%	07/21/20	Ba1	2,300	2,426,500
Gtd. Notes, 144A
6.50%	07/21/20	Ba1	1,200	1,266,000
Gerdau Holdings, Inc.,
Gtd. Notes (Brazil)
7.00%	01/20/20	BBB-(d)	3,000	3,300,000
Gerdau Trade, Inc.,
Gtd. Notes, 144A (Virgin Islands)
5.75%	01/30/21	BBB-(d)	6,900	6,917,250
Gold Fields Orogen Holding BVI Ltd.,
Gtd. Notes, 144A (Virgin Islands)
4.875%	10/07/20	Baa3	3,100	2,965,565

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining (cont’d.)
Rio Tinto Alcan, Inc.,
Sr. Unsec’d. Notes (Canada)
6.45%	03/15/11	BBB+(d)	$100	$101,216
Vale Overseas Ltd.,
Gtd. Notes (Cayman Islands)
6.875%	11/21/36	Baa2	1,000	1,099,982
6.875%	11/10/39	Baa2	2,300	2,541,339
Xstrata Canada Corp.,
Gtd. Notes (Canada)
7.35%	06/05/12	Baa2	100	107,441

				21,544,083

Multimedia
Vivendi,
Sr. Unsec’d. Notes, 144A (France)
5.75%	04/04/13	Baa2	1,000	1,078,641

Oil & Gas — 0.3%
Dolphin Energy Ltd.,
Sr. Sec’d. Notes, 144A (United Arab Emirates)
5.888%	06/15/19	A1	1,846	1,975,006
Gazprom/Gaz Capital SA,
Sr. Unsec’d. Notes (Luxembourg)
6.212%	11/22/16	Baa1	3,000	3,165,000
Petrobras International Finance Co.,
Gtd. Notes (Cayman Islands)
6.875%	01/20/40	Baa1	2,300	2,415,927
Petroleos Mexicanos,
Gtd. Notes (Mexico)
5.50%	01/21/21	Baa1	100	101,250
Pride International, Inc.,
Sr. Unsec’d. Notes
6.875%	08/15/20	Ba1	1,000	1,037,500
Reliance Holdings USA, Inc.,
Gtd. Notes(g)
4.50%	10/19/20	Baa2	1,000	954,153
Gtd. Notes, 144A
4.50%	10/19/20	Baa2	1,000	954,153

				10,602,989

Oil, Gas and Consumable Fuels — 0.1%
BP Capital Markets PLC,
Gtd. Notes (United Kingdom)
0.442%(c)	04/11/11	A2	100	100,040
3.125%	10/01/15	A2	900	899,382
Ras Laffan Liquefied Natural Gas Co. Ltd. II,
Bonds (Qatar)(g)
5.298%	09/30/20	Aa2	1,394	1,470,549

				2,469,971

Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA,
Sr. Unsec’d. Notes, 144A (Chile)
5.00%	01/21/21	Baa2	3,000	3,000,824
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
8.125%	05/15/11	Ba3	600	619,500

				3,620,324

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pharmaceuticals
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
6.00%	06/15/17	Baa3	$1,000	$1,106,443

Pipelines — 0.2%
El Paso Corp.,
Sr. Unsec’d. Notes
7.00%	05/15/11	Ba3	400	406,888
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
9.00%	02/01/19	Baa2	1,800	2,266,749
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
6.514%	12/15/12	Ba1	400	431,724
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
5.625%	04/15/20	Ba1	2,500	2,416,562
Spectra Energy Capital LLC,
Gtd. Notes
6.20%	04/15/18	Baa2	2,400	2,665,594

				8,187,517

Real Estate — 0.1%
Qatari Diar Finance QSC,
Gov’t. Gtd. Notes (Qatar)
5.00%	07/21/20	Aa2	4,000	3,981,008

Real Estate Investment Trusts — 0.2%
Goodman Funding Pty Ltd.,
Gtd. Notes, 144A (Australia)
6.375%	11/12/20	Baa3	3,900	3,740,685
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
5.875%	05/15/15	Baa2	300	326,947
Kilroy Realty LP,
Gtd. Notes
5.00%	11/03/15	Baa3	900	893,474
Nationwide Health Properties, Inc.,
Sr. Unsec’d. Notes
6.50%	07/15/11	Baa2	200	205,485
Simon Property Group LP,
Sr. Unsec’d. Notes
5.75%	12/01/15	A3	100	111,099

				5,277,690

Retail — 0.1%
Sr. Unsec’d. Notes
7.95%	04/01/17	Ba1	270	294,300
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.75%	07/15/14	Ba1	1,400	1,480,500
New Albertsons, Inc.,
Unsec’d. Notes
7.50%	02/15/11	B2	1,100	1,101,375

				2,876,175

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Retail & Merchandising
Limited Brands, Inc.,
Sr. Unsec’d. Notes
6.90%	07/15/17	Ba3		$500	$531,250

Savings & Loan
Nationwide Building Society,
Covered Bonds, MTN (United Kingdom)
4.625%	09/13/12	Aaa	EUR	500	692,616
Western Corporate Federal Credit Union,
Gov’t. Gtd. Notes
1.75%	11/02/12	Aaa		800	814,467

					1,507,083

Telecommunications — 0.3%
America Movil SAB de CV,
Gtd. Notes (Mexico)
6.375%	03/01/35	A2		3,000	3,288,240
American Tower Corp.,
Sr. Unsec’d. Notes
7.00%	10/15/17	Baa3		2,200	2,472,941
Embarq Corp.,
Sr. Unsec’d. Notes
6.738%	06/01/13	Baa3		100	108,621
Motorola, Inc.,
Sr. Unsec’d. Notes
6.00%	11/15/17	Baa3		100	106,021
Qtel International Finance Ltd.,
Gtd. Notes, 144A (Bermuda)
3.375%	10/14/16	A2		4,000	3,844,183

					9,820,006

Tobacco
Reynolds American, Inc.,
Gtd. Notes
1.002%(c)	06/15/11	Baa3		500	500,595
UST, Inc.,
Sr. Unsec’d. Notes
6.625%	07/15/12	BBB(d)		200	214,569

					715,164

Transportation
CSX Corp.,
Sr. Unsec’d. Notes
6.30%	03/15/12	Baa3		100	106,102

Wireless Telecommunication Services — 0.1%
Sprint Capital Corp.,
Gtd. Notes
7.625%	01/30/11	Ba3		1,800	1,804,500

TOTAL CORPORATE BONDS (cost $386,712,245)					384,520,575

CONVERTIBLE BONDS — 0.1%
Biotechnology
Amgen, Inc.,
Sr. Unsec’d. Notes
0.125%	02/01/11	A3		1,200	1,198,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CONVERTIBLE BONDS (Continued)
Healthcare – Products — 0.1%
Medtronic, Inc.,
Sr. Unsec’d. Notes
1.50%	04/15/11	A1		$1,500	$1,500,000

TOTAL CONVERTIBLE BONDS (cost $2,699,307)					2,698,500

FOREIGN GOVERNMENT BONDS — 2.4%
Australia Government,
Sr. Unsec’d. Notes (Australia)
2.50%	09/20/30	Aaa	AUD	300	295,891
3.00%	09/20/25	Aaa	AUD	1,800	1,964,036
4.00%	08/20/20	Aaa	AUD	300	496,337
4.75%	06/15/16	Aaa	AUD	5,200	5,154,473
6.00%	02/15/17	Aaa	AUD	3,200	3,368,819
Banco Nacional de Desenvolvimento Economico e Social,
Sr. Unsec’d. Notes, 144A (Brazil)
6.50%	06/10/19	Baa2		2,400	2,634,840
Brazilian Government International Bond,
Sr. Unsec’d. Notes (Brazil)
4.875%	01/22/21	Baa3		6,000	6,120,000
5.875%	01/15/19	Baa3		2,800	3,108,000
Bundesrepublik Deutschland,
Bonds (Germany)
5.50%	01/04/31	Aaa	EUR	1,100	1,875,673
6.25%	01/04/30	Aaa	EUR	100	184,057
6.50%	07/04/27	Aaa	EUR	700	1,288,751
Canadian Government,
Bonds (Canada)
2.00%	12/01/14	Aaa	CAD	400	399,376
2.50%	09/01/13	Aaa	CAD	6,600	6,743,510
Colombia Government International Bond,
Sr. Unsec’d. Notes (Colombia)
7.375%	03/18/19	Ba1		1,000	1,200,000
France Government Bond,
Bonds (France)
4.25%	10/25/23	Aaa	EUR	1,400	2,000,799
Indonesia Government International Bond,
Sr. Unsec’d. Notes (Indonesia)
6.625%	02/17/37	Ba2		1,000	1,092,543
6.875%	01/17/18	Ba2		1,800	2,088,000
Korea Finance Corp.,
Sr. Unsec’d. Notes (South Korea)
3.25%	09/20/16	A1		1,000	957,850
Korea Housing Finance Corp.,
Covered Bonds (South Korea)
4.125%	12/15/15	Aa3		1,000	1,008,174
New South Wales Treasury Corp.,
Gov’t. Gtd. Notes (Australia)
2.75%	11/20/25	Aaa	AUD	100	92,854
Philippine Government International Bond,
Sr. Unsec’d. Notes (Philippines)
8.375%	06/17/19	Ba3		1,000	1,292,500
Province of Ontario Canada,
Sr. Unsec’d. Notes, MTN (Canada)
4.00%	10/07/19	Aa1		600	621,918

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Province of Quebec Canada,
Notes, MTN (Canada)
7.295%	07/22/26	Aa2		$2,400	$3,111,737
Republic of Brazil,
Sr. Unsec’d. Notes (Brazil)
12.50%	01/05/22	Baa3	BRL	1,500	1,073,042
United Kingdom Gilt,
Bonds (United Kingdom)
2.75%	01/22/15	Aaa	GBP	13,000	20,828,578
4.00%	09/07/16	Aaa	GBP	1,800	3,025,033
4.25%	06/07/32	Aaa	GBP	1,000	1,579,046
4.25%	09/07/39	Aaa	GBP	200	314,843
4.50%	03/07/19	Aaa	GBP	1,000	1,703,305
4.50%	09/07/34	Aaa	GBP	600	976,632
4.50%	12/07/42	Aaa	GBP	600	986,389
4.75%	09/07/15	Aaa	GBP	3,100	5,379,037
4.75%	12/07/38	Aaa	GBP	1,900	3,237,465

TOTAL FOREIGN GOVERNMENT BONDS (cost $83,702,743)					86,203,508

MUNICIPAL BONDS — 0.6%
California — 0.2%
Golden State Tobacco Securitization Corp.,
Revenue Bonds
5.125%	06/01/47	Baa3		900	543,564
San Diego County Regional Airport Authority,
Revenue Bonds
6.628%	07/01/40	A2		1,600	1,531,360
San Francisco City & County Public Utilities Commission,
Revenue Bonds
6.00%	11/01/40	Aa2		800	776,432
State of California,
General Obligation Bonds
7.30%	10/01/39	A1		500	507,175
General Obligation Unlimited
5.00%	06/01/37	A1		600	539,964
5.00%	11/01/37	A1		1,150	1,034,126
5.00%	04/01/38	A1		1,200	1,076,784
University of California Regents Medical Center, Series F,
Revenue Bonds
6.583%	05/15/49	Aa2		600	586,542

					6,595,947

Illinois — 0.2%
Chicago Transit Authority, Series A,
Revenue Bonds
6.899%	12/01/40	Aa3		600	600,546
Illinois Finance Authority,
Revenue Bonds
5.75%	07/01/33	Aa1		700	746,011
State of Illinois,
General Obligation Unlimited Bonds
1.823%	01/01/11	A+(d)		1,200	1,200,000
2.766%	01/01/12	A1		4,100	4,110,168

					6,656,725

		Moody’s	Principal
Interest Rate	Maturity Date	Ratings† (Unaudited)	Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Kentucky
Kentucky State Property & Building Commission,
Revenue Bonds
5.373%	11/01/25	Aa2	$600	$570,396

Massachusetts
Massachusetts Health & Educational Facilities Authority,
Revenue Bonds
6.00%	07/01/36	Aaa	500	550,905

New Jersey
New Jersey State Turnpike Authority,
Revenue Bonds
7.414%	01/01/40	A3	200	220,636
Tobacco Settlement Financing Corp.,
Revenue Bonds
5.00%	06/01/41	Baa3	100	59,137

				279,773

New York — 0.1%
New York City Municipal Water Finance Authority,
Revenue Bonds
5.75%	06/15/40	Aa2	500	525,275
New York City Transitional Finance Authority,
Revenue Bonds
4.725%	11/01/23	Aa1	200	189,020
4.905%	11/01/24	Aa1	200	188,656
5.075%	11/01/25	Aa1	200	189,114
Port Authority of New York & New Jersey,
Revenue Bonds
5.75%	11/01/30	Aa2	1,200	1,258,272

				2,350,337

Ohio
American Municipal Power-Ohio, Inc.,
Revenue Bonds
5.939%	02/15/47	A1	700	636,671
Buckeye Tobacco Settlement Financing Authority,
Revenue Bonds
5.875%	06/01/30	Baa3	400	287,640
5.875%	06/01/47	Baa3	300	195,648

				1,119,959

Puerto Rico
Puerto Rico Sales Tax Financing Corp.,
Revenue Bonds
7.342%(t)	08/01/54	Aa2	100	5,148

Tennessee
Tennessee State School Bond Authority,
General Obligation Unlimited
4.848%	09/15/27	Aa2	900	839,196

Texas — 0.1%
State of Texas,
General Obligation Unlimited
4.631%	04/01/33	Aaa	700	645,386
4.681%	04/01/40	Aaa	700	637,168

				1,282,554

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

MUNICIPAL BONDS (continued)
West Virginia
Tobacco Settlement Finance Authority of West Virginia,
Revenue Bonds
7.467%	06/01/47	Baa3		$95	$65,814

TOTAL MUNICIPAL BONDS (cost $21,019,821)					20,316,754

RESIDENTIAL MORTGAGE-BACKED
SECURITIES — 1.9%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1
2.996%(c)	09/25/35	Caa2		373	282,213
American General Mortgage Loan Trust, Series 2010-1A, Class A1, 144A
5.15%(c)	03/25/58	Aaa		3,860	4,011,952
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1
1.957%(c)	09/25/45	Ba3		316	274,925
Araan Residential Mortgages PLC,
Series 2010-1A, Class A1B
2.20%	05/16/47	NR	EUR	1,400	1,868,093
Arkle Master Issuer PLC, (United Kingdom) Series 2006-1A, Class 4A2, 144A
0.374%(c)	02/17/52	Aaa		1,800	1,780,673
Series 2010-1A, Class 2A, 144A
1.434%(c)	05/17/60	Aaa		600	597,212
Banc of America Funding Corp.,
Series 2006-8T2, Class A10
5.753%	10/25/36	Caa3		81	56,115
Series 2006-J, Class 4A1
5.893%(c)	01/20/47	CCC(d)		64	45,842
Banc of America Mortgage Securities, Inc., Series 2005-D, Class 2A7
2.934%(c)	05/25/35	Caa2		1,000	808,543
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-5, Class 1A2
2.685%(c)	08/25/33	Aaa		26	25,385
Series 2003-7, Class 6A
2.921%(c)	10/25/33	Aaa		18	18,018
Series 2003-9, Class 2A1
3.20%(c)	02/25/34	Aa3		246	218,664
Series 2004-2, Class 22A
3.048%(c)	05/25/34	Aaa		46	43,550
Series 2004-10, Class 13A1
4.944%(c)	01/25/35	A1		271	253,487
Series 2004-10, Class 21A1
3.139%(c)	01/25/35	A1		427	392,403
Series 2004-10, Class 22A1
4.995%(c)	01/25/35	A1		191	178,291
Series 2005-1, Class 2A1
3.06%(c)	03/25/35	Caa2		101	82,691
Series 2005-2, Class A1
2.73%(c)	03/25/35	Ba2		381	361,643
Series 2005-2, Class A2
2.934%(c)	03/25/35	A1		118	112,566
Series 2005-4, Class 3A1
5.325%(c)	08/25/35	Caa2		1,446	1,270,227

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2005-5, Class A1
2.33%(c)	08/25/35	A1	$34	$32,321
Series 2005-5, Class A2
2.43%(c)	08/25/35	Baa2	839	791,159
Series 2005-8, Class A3, 144A
5.137%(c)	08/25/35	A1	1,000	982,147
Series 2005-9, Class A1
2.56%(c)	10/25/35	Caa1	99	88,909
Series 2007-5, Class 3A1
5.727%(c)	08/25/47	CCC(d)	684	577,819
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1
2.955%(c)	09/25/35	Caa3	199	151,097
Series 2005-9, Class 24A1
2.956%(c)	11/25/35	Ca	245	144,390
Series 2005-10, Class 24A1
2.81%(c)	01/25/36	Ca	308	168,859
Series 2006-1, Class 21A2
4.179%(c)	02/25/36	Ca	724	367,223
Series 2006-2, Class 23A1
4.885%(c)	03/25/36	Ca	411	216,071
Series 2006-4, Class 21A1
2.992%(c)	08/25/36	Ca	329	169,092
Series 2006-5, Class 2A2
6.046%(c)	08/25/36	Caa3	331	217,027
Series 2006-6, Class 32A1
5.305%(c)	11/25/36	Caa3	158	98,376
Series 2006-8, Class 3A1
0.421%(c)	02/25/34	Aa3	163	128,953
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1
2.36%(c)	01/26/36	B2	193	126,170
Series 2007-R6, Class 2A1
5.339%(c)	12/26/46	Caa1	1,119	782,918
CC Mortgage Funding Corp., Series 2007-2A, Class A1, 144A
0.391%(c)	05/25/48	Caa3	729	331,696
Chase Mortgage Finance Corp., Series 2007-A1, Class 1A1
3.051%(c)	02/25/37	Aa1	336	332,448
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB2, Class 2A
3.059%(c)	03/25/34	Aaa	137	135,030
Series 2005-6, Class A1
2.51%(c)	08/25/35	B1	53	49,262
Series 2005-6, Class A2
2.56%(c)	08/25/35	B3	88	78,908
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A3
5.25%	06/25/35	Caa1	32	27,094
Series 2005-56, Class 2A2
2.368%(c)	11/25/35	Caa3	36	21,979
Series 2005-56, Class 2A3
1.828%(c)	11/25/35	Caa3	36	20,370
Series 2005-59, Class 1A1
0.591%(c)	11/20/35	Caa3	564	343,903

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2005-62, Class 2A1
1.328%(c)	12/25/35	Caa3		$484	$309,131
Series 2006-2CB, Class A14
5.50%	03/25/36	Caa3		83	66,111
Series 2006-15CB, Class A1
6.50%	06/25/36	Ca		219	142,433
Series 2006-OA14, Class 2A1
0.451%(c)	11/25/46	Caa3		106	63,357
Series 2006-OA17, Class 1A1A
0.456%(c)	12/20/46	Ca		2,116	1,101,943
Series 2006-OA19, Class A1
0.441%(c)	02/20/47	Caa3		613	354,884
Series 2006-OA22, Class A1
0.421%(c)	02/25/47	Caa3		291	188,290
Series 2007-16CB, Class 5A1
6.25%	08/25/37	Caa3		76	54,738
Series 2007-7T2, Class A9
6.00%	04/25/37	CC(d)		146	102,117
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-12, Class 11A1
2.984%(c)	08/25/34	Ba1		224	163,572
Series 2004-12, Class 12A1
2.949%(c)	08/25/34	Ba1		862	715,645
Series 2004-22, Class A3
3.121%(c)	11/25/34	Baa3		52	41,477
Series 2004-HYB5, Class 2A1
3.07%(c)	04/20/35	Aa1		226	215,443
Series 2005-HYB9, Class 5A1
5.25%(c)	02/20/36	Ca		197	130,707
Series 2005-R2, Class 1AF1, 144A
0.601%(c)	06/25/35	Aa3		70	60,276
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1
2.705%(c)	08/25/33	Aaa		52	51,321
Crusade Global Trust, (Australia) Series 2004-2, Class A2
1.184%(c)	11/19/37	Aaa	EUR	176	229,840
Series 2005-2, Class A2
5.218%	08/14/37	Aaa	AUD	1,172	1,155,754
Deutsche ALT-A Securities, Inc./Alternate Loan Trust,
Series 2003-3, Class 3A1
5.00%	10/25/18	Aaa		460	467,232
Series 2006-AB4, Class A1B1
0.361%(c)	10/25/36	Ca		26	9,140
Series 2007-1, Class 1A1
0.351%(c)	08/25/37	A2		17	16,636
Fannie Mae, Series 2005-54, Class ZM
4.50%	06/25/35	Aaa		129	126,599
Series 2006-16, Class FC
0.561%(c)	03/25/36	Aaa		171	170,437
Series 2006-118, Class A2
0.321%(c)	12/25/36	Aaa		233	229,730
Series 2010-136, Class FA
0.761%(c)	12/25/40	Aaa		1,382	1,378,094

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1
1.742%(c)	07/25/44	Aaa		$574	$560,579
First Horizon Asset Securities, Inc., Series 2003-AR4, Class 2A1
2.706%(c)	12/25/33	Aaa		26	25,400
Series 2007-AR1, Class 1A1
5.831%(c)	05/25/37	CCC(d)		1,163	873,433
Freddie Mac, Series 2906, Class GZ
5.00%	09/15/34	Aaa		540	525,493
Series 3174, Class FM
0.50%(c)	05/15/36	Aaa		110	109,475
Series R006, Class ZA
6.00%	04/15/36	Aaa		397	432,517
Government National Mortgage Assoc., Series 2007-8, Class FA
0.561%(c)	03/20/37	Aaa		1,285	1,278,833
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1
3.117%(c)	10/25/33	B(d)		1,235	1,056,994
GSR Mortgage Loan Trust, Series 2003-1, Class A2
2.05%(c)	03/25/33	Aaa		19	18,981
Series 2005-AR1, Class 1A1
3.038%(c)	01/25/35	BBB-(d)		77	71,979
Series 2005-AR2, Class 2A1
3.024%(c)	04/25/35	B2		824	721,342
Series 2005-AR3, Class 6A1
2.944%(c)	05/25/35	Caa2		819	684,993
Series 2005-AR6, Class 4A5
2.901%(c)	09/25/35	AA(d)		1,000	808,396
Series 2006-AR1, Class 2A1
2.965%(c)	01/25/36	B+(d)		422	328,648
Harborview Mortgage Loan Trust, Series 2003-1, Class A
3.072%(c)	05/19/33	AAA(d)		53	52,824
Series 2004-1, Class 2A
2.856%(c)	04/19/34	Aaa		265	257,432
Series 2005-2, Class 2A1A
0.481%(c)	05/19/35	Caa3		64	41,746
Series 2005-10, Class 2A1A
0.571%(c)	11/19/35	Caa3		1,217	830,402
Series 2006-1, Class 2A1A
0.501%(c)	03/19/36	Caa3		800	490,922
Series 2006-SB1, Class A1A
1.178%(c)	12/19/36	Caa3		688	373,177
Series 2007-1, Class 2A1A
0.391%(c)	04/19/38	Caa3		1,124	724,147
Holmes Master Issuer PLC, Series 2010-1A, Class A3, 144A (Spain)
2.353%(c)	10/15/54	Aaa	EUR	1,700	2,268,783
Indymac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
5.061%(c)	11/25/35	Caa1		240	210,769

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Indymac Index Mortgage Loan Trust, Series 2005-AR12, Class 2A1A
0.501%(c)	07/25/35	Caa2		$108	$70,218
JPMorgan Alternative Loan Trust, Series 2006-A5, Class 2A1
5.55%(c)	10/25/36	Caa1		563	527,361
JPMorgan Mortgage Trust, Series 2003-A2, Class 3A1
2.19%(c)	11/25/33	AAA(d)		33	32,368
Series 2005-A2, Class 7CB1
4.862%(c)	04/25/35	Ba2		326	306,098
Series 2005-A6, Class 2A1
3.151%(c)	08/25/35	B+(d)		108	94,717
Series 2005-ALT1, Class 3A1
5.428%(c)	10/25/35	CCC(d)		218	185,317
Series 2007-A1, Class 1A1
3.011%(c)	07/25/35	Ba3		139	132,500
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 2A1
2.609%(c)	12/25/33	A1		324	293,263
Merrill Lynch Mortgage Investors, Inc., Series 2003-A2, Class 1A1
2.349%(c)	02/25/33	AAA(d)		125	116,648
Series 2005-A8, Class A3A2
0.511%(c)	08/25/36	B2		52	41,357
Series 2005-A10, Class A
0.471%(c)	02/25/36	B2		303	232,216
MLCC Mortgage Investors, Inc., Series 2005-2, Class 1A
1.707%(c)	10/25/35	Baa1		159	144,586
Morgan Stanley Mortgage Loan Trust, Series 2006-8AR, Class 5A4
4.569%(c)	06/25/36	B3		372	350,461
NCUA Guaranteed Notes, Series 2010-R1, Class 1A
0.715%(c)	10/07/20	Aaa		679	678,849
Series 2010-R2, Class 1A
0.635%(c)	11/06/17	Aaa		786	785,467
Series 2010-R3, Class 1A
0.825%(c)	12/08/20	Aaa		400	399,500
Series 2010-R3, Class 2A
0.825%(c)	12/08/20	Aaa		2,900	2,890,978
Newgate Funding PLC, (United Kingdom) Series 2007-3X, Class A2B
1.626%(c)	12/15/50	Aaa	EUR	500	517,231
Series 2007-3X, Class A3
1.749%(c)	12/15/50	Aa2	GBP	1,600	1,803,542
Series 2007-3X, Class BA
1.999%(c)	12/15/50	A3	GBP	400	335,538
Permanent Master Issuer PLC, Series 2007-1, Class 4A (United Kingdom)
0.369%(c)	10/15/33	Aaa		2,000	1,969,740
Provident Funding Mortgage Loan Trust, Series 2003-1, Class A
2.773%(c)	08/25/33	Aaa		184	174,059

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Puma Finance Ltd., (Australia) Series G5, Class A1, 144A
0.354%(c)	02/21/38	Aaa		$306	$293,352
Series P10, Class BA (g)
5.35%(c)	07/12/36	Aaa	AUD	104	103,146
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1
0.441%(c)	06/25/46	Caa2		616	255,695
Series 2007-QH7, Class 1A1
0.511%(c)	08/25/37	Caa3		777	477,641
Series 2007-QO2, Class A1
0.411%(c)	02/25/47	Ca		547	283,539
Residential Asset Securitization Trust, Series 2005-A4, Class A1
0.711%(c)	04/25/35	CCC(d)		438	319,880
Series 2005-A15, Class 5A1
5.75%	02/25/36	Caa3		583	416,126
Series 2006-R1, Class A2
0.661%(c)	01/25/46	Caa2		175	78,359
Residential Funding Mortgage Securities I, Series 2005-SA4, Class 1A21
3.274%(c)	09/25/35	Caa3		450	326,225
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A1
2.77%(c)	02/25/34	Aa2		378	357,938
Series 2004-12, Class 7A1
5.21%(c)	09/25/34	A1		81	74,938
Series 2004-4, Class 3A2
2.765%(c)	04/25/34	Aa3		60	53,176
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1
0.591%(c)	10/19/34	Aa1		19	17,693
Series 2005-AR5, Class A2
0.511%(c)	07/19/35	A1		482	415,859
Series 2007-AR4, Class A3
0.481%(c)	09/25/47	C		400	164,454
Structured Asset Securities Corp., Series 2006-11, Class A1, 144A
2.856%(c)	10/25/35	B-(d)		93	74,251
Series 2006-NC1, Class A6
0.311%(c)	05/25/36	Aaa		12	11,695
Series BC-1270, Class FA
0.952%	01/28/41	NR		1,400	1,399,344
Superannuation Members Home Loan Programme, Series 2009-3, Class A1 (Australia)
6.203%(c)	11/07/40	AAA(d)	AUD	694	707,809
Swan,
Series 2006-1, Class A2 (Australia)
5.20%(c)	05/12/37	Aaa	AUD	441	439,544
TBW Mortgage Backed Pass-Through Certificates,
Series 2006-4, Class A6
5.97%	09/25/36	C		291	82,179
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1
0.381%(c)	10/25/46	B1		126	124,131
Series 2006-6, Class A1
0.371%(c)	11/25/46	B2		305	300,804

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Torrens Trust,
Series 2007-1, Class A (Australia)
5.23%(c)	10/19/38	Aaa	AUD	460	$465,544
Washington Mutual Alternative Mortgage Pass-Through Certificates,
Series 2006-AR5, Class 3A
1.268%(c)	07/25/46	Ca		$106	49,761
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A
1.528%(c)	11/25/42	Baa2		3	2,842
Series 2003-AR5, Class A7
2.70%(c)	06/25/33	Aaa		18	16,912
Series 2005-AR10, Class 3A1
5.503%(c)	08/25/35	BB(d)		88	82,008
Series 2005-AR12, Class 1A6
2.721%(c)	10/25/35	BBB-(d)		715	577,503
Series 2005-AR16, Class 1A3
2.594%(c)	12/25/35	CCC(d)		1,200	964,172
Series 2006-AR2, Class 2A1
5.767%(c)	03/25/37	BBB+(d)		609	561,703
Series 2006-AR5, Class A12A
1.308%(c)	06/25/46	Caa1		140	106,001
Series 2006-AR7, Class 3A
3.163%(c)	07/25/46	B2		537	389,718
Series 2006-AR10, Class 1A2
5.854%(c)	09/25/36	CCC		264	241,006
Series 2006-AR13, Class 2A
3.163%(c)	10/25/46	Caa2		299	227,572
Series 2006-AR15, Class 2A
1.828%(c)	11/25/46	Caa1		198	143,822
Series 2006-AR19, Class 1A1A
1.058%(c)	01/25/47	Caa2		310	206,109
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1, Class 2A
2.766%(c)	02/25/33	Aaa		23	20,877
Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class A1
2.884%(c)	09/25/34	Aaa		161	163,416
Series 2005-AR11, Class 1A1
3.04%(c)	06/25/35	Baa2		490	488,557
Series 2006-AR2, Class 2A1
3.425%(c)	03/25/36	A(d)		1,847	1,632,718
Series 2006-AR2, Class 2A3
3.426%(c)	03/25/36	A(d)		257	225,092
Series 2006-AR6, Class 3A1
3.203%(c)	03/25/36	B3		492	434,670
Series 2006-AR8, Class 3A1
3.287%(c)	04/25/36	BB+(d)		340	295,867
Series 2006-AR10, Class 5A6
5.402%(c)	07/25/36	CCC(d)		425	339,821

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $65,572,835)					65,853,369

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATION — 0.2%
Federal National Mortgage Assoc. — 0.2%
Federal National Mortgage Assoc.
Notes
0.75%	12/18/13	$3,100	$3,065,373
1.25%	03/14/14	1,000	994,318
4.02%	02/11/15	500	502,005
5.375%	04/11/22	200	211,001
6.00%	03/09/20	1,000	1,036,870

TOTAL U.S. GOVERNMENT AGENCY OBLIGATION (cost $5,863,622)			5,809,567

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 5.8%
Federal Home Loan Mortgage Corp.
3.50%	12/01/40	21,000	20,033,302
4.68%(c)	03/01/35	131	137,148
5.50%	10/01/36-02/01/40	4,703	5,016,308
Federal National Mortgage Assoc.
1.542%(c)	11/01/42-07/01/44	370	371,189
3.022%(c)	06/01/35	253	265,692
3.50%	12/01/40	1,000	955,998
3.50%	TBA	9,000	9,061,875
3.782%(c)	09/01/19	3	2,884
4.00%	11/01/13-09/01/40	9,361	9,375,020
4.00%	TBA	39,000	40,163,916
4.00%	TBA	54,000	53,713,152
4.50%	03/01/23-11/01/25	15,957	16,763,432
4.50%	TBA	38,300	39,311,350
5.00%	04/01/30	1,051	1,105,611
5.50%	05/01/36-03/01/37	6,132	6,573,597
6.00%	06/01/38	832	905,171

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $205,146,003)			203,755,645

U.S. TREASURY OBLIGATIONS — 10.1%
U.S. Treasury Bonds
4.25%	05/15/39	1,900	1,871,796
4.375%	02/15/38	300	303,188
4.625%	02/15/40	2,200	2,304,500
5.50%	08/15/28	600	706,969
6.125%	11/15/27	100	125,625
6.25%	08/15/23	2,000	2,513,750
7.125%	02/15/23	2,400	3,223,500
7.625%	11/15/22(k)	4,200	5,844,560
8.125%	05/15/21	1,500	2,129,297
8.50%	02/15/20	200	286,156
8.75%	05/15/20-08/15/20	9,000	13,145,412
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.625%	04/15/13	300	319,820
1.25%	04/15/14	1,600	1,738,943
1.25%	07/15/20(k)	45,300	46,517,452
1.375%	07/15/18-01/15/20	7,100	7,475,229
1.625%	01/15/15-01/15/18	12,700	15,199,239
1.75%	01/15/28	1,100	1,169,047
1.875%	07/15/13-07/15/19	11,750	14,202,540
2.00%	04/15/12-01/15/26	24,900	29,976,384

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
2.00%	01/15/14(k)	$12,300	$15,631,003
2.125%	01/15/19-02/15/40	9,000	9,993,621
2.375%	01/15/17-01/15/27	37,600	46,305,075
2.50%	07/15/16-01/15/29	13,100	15,667,032
2.625%	07/15/17	12,000	14,411,772
3.00%	07/15/12	2,500	3,230,246
3.375%	01/15/12-04/15/32	6,100	8,098,683
3.625%	04/15/28	8,300	14,488,396
3.875%	04/15/29(k)	9,200	16,416,133
U.S. Treasury Notes
0.50%	11/30/12-11/15/13	7,300	7,281,309
1.875%	08/31/17-09/30/17	11,700	11,160,022
2.25%	11/30/17	3,000	2,917,266
2.50%	06/30/17	2,600	2,590,250
2.75%	11/30/16	300	306,211
3.00%	09/30/16(k)	21,200	21,986,711
3.125%	10/31/16-04/30/17	5,300	5,527,867
3.375%	11/15/19	1,400	1,429,203
3.75%	11/15/18	2,900	3,084,649
8.875%	02/15/19	4,000	5,753,752

TOTAL U.S. TREASURY OBLIGATIONS (cost $355,142,014)			355,332,608

TOTAL LONG-TERM INVESTMENTS (cost $3,030,277,382)			3,290,266,834

		Shares
SHORT-TERM INVESTMENTS — 19.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 10.8%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $380,516,833; includes $134,444,729 of cash collateral for securities on loan) (b)(w) (Note 4)		380,516,833	380,516,833

		Principal Amount (000)#
REPURCHASE AGREEMENTS(m) — 7.5%
Barclays Capital, Inc.,
0.17%, dated 12/23/10, due 01/13/11 in the amount of $23,002,281		$23,000	23,000,000
Barclays Capital, Inc.,
0.17%, dated 12/23/10, due 01/13/11 in the amount of $17,001,686		17,000	17,000,000
Barclays Capital, Inc.,
0.25%, dated 12/31/10, due 01/03/11 in the amount of $25,900,540		25,900	25,900,000
Barclays Capital, Inc.,
0.25%, dated 12/31/10, due 01/03/11 in the amount of $29,800,621		29,800	29,800,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

REPURCHASE AGREEMENTS(m) (continued)
Barclays Capital, Inc.,
0.25%, dated 12/31/10, due 01/03/11 in the amount of $41,700,869		$41,700	$41,700,000
Barclays Capital, Inc.,
0.25%, dated 12/31/10, due 01/03/11 in the amount of $7,000,146		7,000	7,000,000
Citigroup Global Markets, Inc.,
0.27%, dated 12/31/10, due 01/03/11 in the amount of $29,800,671		29,800	29,800,000
Citigroup Global Markets, Inc.,
0.27%, dated 12/31/10, due 01/03/11 in the amount of $30,600,689		30,600	30,600,000
Deutsche Bank Securities, Inc.,
0.2%, dated 12/31/10, due 01/03/10 in the amount of $20,900,348		20,900	20,900,000
JPMorgan Securities LLC,
0.2%, dated 12/31/10, due 01/03/11 in the amount of $29,800,497		29,800	29,800,000
Morgan Stanley & Co., Inc.,
0.29%, dated 12/31/10, due 01/03/11 in the amount of $6,200,150		6,200	6,200,000

TOTAL REPURCHASE AGREEMENTS (cost $261,700,000)			261,700,000

U.S. GOVERNMENT AGENCY OBLIGATION — 0.1%
Federal Home Loan Mortgage Corp., Disc. Notes (cost $3,998,022)
0.211%	12/21/11-12/29/11	4,000	3,998,655

U.S. TREASURY OBLIGATIONS(n) — 0.9%
U.S. Treasury Bills
0.119%	01/06/11(k)	1,114	1,113,989
0.12%	02/03/11(k)	96	95,989
0.128%	02/10/11(k)	585	584,932
0.135%	01/13/11(k)	276	275,992
0.153%	05/05/11(k)	600	599,702
0.171%	06/16/11(k)	150	149,882
0.176%	06/16/11(k)	150	149,882
0.181%	06/16/11(k)	9,600	9,592,474
0.181%	06/16/11	400	399,686
0.19%	06/16/11(k)	18,100	18,085,810
0.204%	07/28/11(k)	250	249,718

TOTAL U.S. TREASURY OBLIGATIONS (cost $31,295,864)			31,298,056

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

	Counterparty	Notional Amount (000)#		Value (Note 2)

OPTIONS PURCHASED*
Put Options
Interest Rate Swap Options,
Pay a fixed rate of 2.00% and receive a floating rate based on 3-month LIBOR, expiring 11/19/12	Goldman Sachs & Co.		$3,900	$25,286
Pay a fixed rate of 2.00% and receive a floating rate based on 3-month LIBOR, expiring 11/19/12	Goldman Sachs & Co.		6,000	38,901
Wheat Futures, expiring 02/18/11, Strike Price $730.00			270	49,368

TOTAL OPTIONS PURCHASED (cost $162,382)				113,555

TOTAL SHORT-TERM INVESTMENTS (cost $677,673,101)				677,627,099

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT —113.2% (cost $3,707,950,483; Note 6)				3,967,893,933

OPTIONS WRITTEN* — (0.1)%
Call Options
10 Year U.S. Treasury Note Futures, expiring 01/21/11, Strike Price $122.00			4,500	(16,172)
expiring 01/21/11, Strike Price $129.00			1,400	(219)
5 Year CDX North America IG 15, expiring 01/19/11, Strike Price $0.80	Morgan Stanley		300	(208)
expiring 03/16/11, Strike Price $0.80	Morgan Stanley		1,900	(3,867)
expiring 03/16/11, Strike Price $0.90	Morgan Stanley		5,100	(21,151)
90 Day Eurodollar Futures, expiring 09/19/11, Strike Price $99.38			104,000	(61,100)
expiring 09/19/11, Strike Price $99.38			75,000	(44,063)
expiring 09/19/11, Strike Price $99.38			21,000	(12,338)
Currency Option EUR vs USD, expiring 01/31/11, @ FX Rate 1.33	Bank of America	EUR	1,240	(28,779)
Currency Option USD vs CAD, expiring 03/09/11, @ FX Rate 1.05	JPMorgan Chase 1,600			(5,765)

	Counterparty	Notional Amount (000)#	Value (Note 2)

OPTIONS WRITTEN* (continued)
Call Options (cont’d.)
Currency Option USD vs KRW,
expiring 03/17/11, @ FX Rate 1,227.00	Bank of America	$4,300	$(35,394)
Interest Rate Swap Options,
Pay a fixed rate of 3.25% and receive a floating rate based on 3-month LIBOR, expiring 01/24/11	Royal Bank of Scotland	8,900	(45,484)
Pay a fixed rate of 3.25% and receive a floating rate based on 3-month LIBOR, expiring 01/24/11	Deutsche Bank	11,800	(60,304)
Pay a fixed rate of 3.25% and receive a floating rate based on 3-month LIBOR, expiring 01/24/11	Citigroup Global Markets	1,200	(6,133)
Pay a fixed rate of 0.50% and receive a floating rate based on 3-month LIBOR, expiring 02/14/11	Deutsche Bank	15,300	(13,080)
Option on forward
2 year swap rate, expiring 10/11/11, Strike Price $—(q)	Goldman Sachs & Co.	700	(5,674)
expiring 10/11/11, Strike Price $—(q)	JPMorgan Chase	1,100	(8,916)
expiring 10/11/11, Strike Price $—(q)	JPMorgan Chase	1,700	(13,780)
expiring 10/11/11, Strike Price $—(q)	Goldman Sachs & Co.	1,800	(14,590)
expiring 10/11/11, Strike Price $—(q)	Morgan Stanley	3,600	(60,557)
expiring 10/11/11, Strike Price $—(q)	Goldman Sachs & Co.	1,800	(14,590)
expiring 11/14/11, Strike Price $—(q)	Morgan Stanley	5,400	(90,636)
expiring 11/14/11, Strike Price $—(q)	Morgan Stanley	36,300	(609,278)
expiring 11/14/11, Strike Price $—(q)	Morgan Stanley	4,100	(68,817)

			(1,240,895)

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

	Counterparty	Notional Amount (000)#		Value (Note 2)

OPTIONS WRITTEN* (continued)
Put Options — (0.1)%
10 Year U.S. Treasury Note Futures, expiring 01/21/11, Strike Price $124.00			$1,400	$(50,750)
5 Year CDX North America IG 15,
expiring 03/16/11, Strike Price $1.30	Morgan Stanley		1,900	(1,867)
expiring 03/16/11, Strike Price $1.50	Morgan Stanley		5,100	(3,099)
expiring 03/16/11, Strike Price $1.50	Morgan Stanley		16,700	(10,722)
expiring 03/16/11, Strike Price $1.50	Credit Suisse First Boston Corp.		5,600	(3,403)
expiring 03/16/11, Strike Price $1.70	Morgan Stanley		200	(56)
expiring 06/15/11, Strike Price $1.20	Morgan Stanley		300	(1,098)
5 Year iTraxx Europe Series 14,
expiring 01/19/11, Strike Price $1.30	UBS Securities	EUR	11,600	(9,574)
expiring 01/19/11, Strike Price $1.30	UBS Securities		800	(560)
expiring 03/16/11, Strike Price $1.20	UBS Securities	EUR	3,800	(21,435)
expiring 03/16/11, Strike Price $1.30	Morgan Stanley	EUR	2,400	(10,147)
expiring 03/16/11, Strike Price $1.50	Morgan Stanley	EUR	4,700	(10,907)
expiring 03/16/11, Strike Price $1.60	Morgan Stanley	EUR	16,300	(31,673)
expiring 03/16/11, Strike Price $1.80	Morgan Stanley	EUR	12,900	(13,054)
expiring 03/16/11, Strike Price $1.80	Morgan Stanley		200	(177)
90 Day Eurodollar Futures,
expiring 09/19/11, Strike Price $99.38			104,000	(42,900)
expiring 09/19/11, Strike Price $99.38			75,000	(30,937)
expiring 09/19/11, Strike Price $99.38			21,000	(8,662)
Currency Option AUD vs USD,
expiring 01/31/11, @ FX Rate 0.95	Goldman Sachs & Co.	AUD	3,300	(5,182)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA,
expiring 03/12/20, Strike Price $215.95	Citigroup Global Markets		1,500	(14,697)

	Counterparty	Notional Amount (000)#	Value (Note 2)

OPTIONS WRITTEN* (continued)
Put Options (cont’d.)
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets	$4,200	$(41,855)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets	700	(7,126)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets	400	(4,072)
expiring 10/13/20, Strike Price $218.01	Deutsche Bank	800	(8,400)
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, expiring 01/24/11	Citigroup Global Markets	1,200	—
Interest Rate Swap Options,
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, expiring 01/24/11	Deutsche Bank	11,800	(3)
Receive a fixed rate of 0.50% and pay a floating rate based on 3-month LIBOR, expiring 02/14/11	Deutsche Bank	15,300	(11,086)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	3,100	(46,819)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	2,700	(40,778)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland	2,900	(43,799)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland	2,600	(39,268)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Bank of America	4,500	(56,816)

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

	Counterparty	Notional Amount (000)#	Value (Note 2)

OPTIONS WRITTEN* (continued)
Put Options (cont’d.)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Bank of America	$4,500	$(56,816)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Bank of America	3,800	(47,978)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group	4,100	(51,766)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group	2,000	(25,252)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group	2,000	(25,252)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Citigroup Global Markets	5,200	(65,654)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Citigroup Global Markets	4,200	(53,028)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Citigroup Global Markets	1,500	(18,939)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland	2,500	(31,565)

	Counterparty	Notional Amount (000)#	Value (Note 2)

OPTIONS WRITTEN* (continued)
Put Options (cont’d.)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	$1,000	$(12,626)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	600	(7,575)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR,expiring 06/18/12	Royal Bank of Scotland	2,800	(35,352)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	2,500	(31,565)
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Barclays Capital Group	200	(136)
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Credit Suisse First Boston Corp.	100	(68)
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	3,500	(2,386)
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	2,300	(1,568)
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	300	(204)
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Royal Bank of Scotland	600	(409)

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (cont’d.)
Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Royal Bank of Scotland	$400	$(273)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Bank of America	10,300	(139,559)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Bank of America	800	(10,839)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Bank of America	400	(5,420)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Citigroup Global Markets	400	(5,420)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Goldman Sachs & Co.	10,400	(140,914)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Goldman Sachs & Co.	1,800	(24,389)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Morgan Stanley	2,000	(27,099)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Morgan Stanley	600	(8,130)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland	18,700	(253,374)

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (cont’d.)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland	$16,900	$(228,985)
Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland	12,800	(173,432)
Receive a fixed rate of 1.00% and pay a floating rate based on 3-month LIBOR, expiring 11/19/12	Goldman Sachs & Co.	6,000	(71,383)
Receive a fixed rate of 1.00% and pay a floating rate based on 3-month LIBOR, expiring 11/19/12	Goldman Sachs & Co.	3,900	(46,399)
Wheat Futures, expiring 02/18/11, Strike Price $750.00		270	(22,913)

			(2,197,590)

TOTAL OPTIONS WRITTEN (premiums received $3,072,681)			(3,438,485)

Interest Rate	Maturity Date	Principal Amount (000)#
SECURITIES SOLD SHORT — (0.8)%
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
Federal Home Loan Mortgage Corp.
3.50%	TBA	$21,000	(20,012,349)
Federal National Mortgage Assoc.
3.50%	TBA	1,000	(955,000)
5.50%	TBA	6,000	(6,419,064)

TOTAL SECURITIES SOLD SHORT (proceeds received $27,455,781)			(27,386,413)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT(o) — 112.3% (cost $3,677,422,021; Note 6)			3,937,069,035
Other liabilities in excess of other assets(x) — (12.3)%			(431,268,583)

NET ASSETS — 100.0%			$3,505,800,452

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

ADR	American Depositary Receipt
CDX	Credit Derivative Index
CPI	Consumer Price Index
CVA	Certificate Van Aandelen
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
ETF	Exchange Traded Fund
FDIC	Federal Depositary Insurance Corp.
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Multi-Currency Notes
iBoxx	Bond Market Indices
MLCC	Merrill Lynch Credit Corporation
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NCUA	National Credit Union Administration
NR	Not Rated by Moody’s or Standard & Poor’s
NSA	Non-Seasonally Adjusted
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depository Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone

PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
USD	United States Dollar

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
†	The rating reflected is as of December 31, 2010. Rating of certain bonds may have changed subsequent to that date.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $130,497,424; cash collateral of $134,444,729 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2010.
(d)	Standard & Poor’s rating.
(g)	Indicates a security or securities that have been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(m)	Repurchase agreements are collateralized by United States Treasuries.
(n)	Rates shown are the purchase yields at trade date.
(o)	As of December 31, 2010, 49 securities representing $17,015,494 and 0.5% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(q)	Exercise price and final cost determined on a future date, based upon the implied volatility.
(t)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2010.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

(x)	Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial and commodity futures contracts, forward foreign currency exchange contracts, interest rate, credit default and total return swap agreements as follows:

Financial futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)(1)
Long Positions:
197	90 Day Euro Dollar	Mar. 2011	$49,060,313	$49,070,238	$9,925
61	90 Day Euro Dollar	Jun. 2011	15,179,887	15,182,900	3,013
5	90 Day Euro Dollar	Mar. 2012	1,241,150	1,238,125	(3,025)
86	90 Day Euro Euribor	Jun. 2011	28,328,261	28,411,730	83,469
38	90 Day Sterling	Sep. 2011	7,322,790	7,327,916	5,126
329	90 Day Sterling	Dec. 2011	63,256,080	63,316,085	60,005
2	5 Year Euro-Bobl	Mar. 2011	314,246	317,453	3,207
345	10 Year Euro-Bund	Mar. 2011	58,139,231	57,771,238	(367,993)
16	10 Year U.K. Gilt	Mar. 2011	2,932,133	2,980,730	48,597
191	10 Year U.S. Treasury Notes	Mar. 2011	23,676,334	23,003,563	(672,771)
357	E-mini MSCI EAFE	Mar. 2011	29,067,050	29,648,850	581,800
118	Russell 2000 Mini	Mar. 2011	9,042,600	9,231,140	188,540
99	S&P 500 E-Mini	Mar. 2011	6,205,713	6,202,350	(3,363)
265	S&P 500 Index	Mar. 2011	81,170,448	83,011,249	1,840,801

					$1,777,331

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Commodity futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)(1)
Long Position:
60	Mill Wheat Euro	Nov. 2011	$775,727	$896,997	$121,270

Short Position:
22	Wheat	Dec. 2011	878,900	941,050	(62,150)

					$59,120

(1)	Cash of $148,500 and U.S.Treasury Obligations with a market value of $13,468,366 has been segregated to cover requirements for open futures contracts as of December 31, 2010.

Forward foreign currency exchange contracts outstanding at December 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 03/02/11	Citigroup Global Markets	BRL	2,843	$1,666,903	$1,689,683	$22,780
Expiring 03/02/11	Citigroup Global Markets	BRL	2,064	1,210,161	1,226,699	16,538
British Pound,
Expiring 01/05/11	UBS Securities	GBP	983	1,510,308	1,531,814	21,506
Canadian Dollar,
Expiring 02/17/11	Citigroup Global Markets	CAD	494	491,813	496,349	4,536
Expiring 02/17/11	Deutsche Bank	CAD	1,438	1,427,749	1,444,838	17,089
Expiring 02/17/11	Deutsche Bank	CAD	982	975,000	986,670	11,670
Expiring 02/17/11	Hong Kong & Shanghai Bank	CAD	945	927,599	949,494	21,895
Expiring 02/17/11	Royal Bank of Canada	CAD	304	298,260	305,446	7,186
Expiring 02/17/11	Royal Bank of Switzerland	CAD	545	538,272	547,592	9,320
Expiring 02/17/11	UBS Securities	CAD	501	497,171	503,382	6,211
Chinese Yuan,
Expiring 01/10/11	Deutsche Bank	CNY	1,567	234,013	237,811	3,798
Expiring 01/10/11	Hong Kong & Shanghai Bank	CNY	5,089	762,000	772,170	10,170
Expiring 01/10/11	Hong Kong & Shanghai Bank	CNY	4,749	712,000	720,584	8,584
Expiring 01/10/11	Hong Kong & Shanghai Bank	CNY	3,249	487,000	492,983	5,983
Expiring 01/10/11	JPMorgan Chase	CNY	14,242	2,132,000	2,160,778	28,778
Expiring 01/10/11	JPMorgan Chase	CNY	4,747	712,000	720,260	8,260
Expiring 01/10/11	JPMorgan Chase	CNY	2,260	338,653	342,890	4,237
Expiring 01/10/11	JPMorgan Chase	CNY	1,859	279,000	282,025	3,025
Expiring 01/10/11	Morgan Stanley	CNY	3,684	553,000	558,954	5,954
Expiring 01/10/11	Morgan Stanley	CNY	1,594	240,000	241,819	1,819
Expiring 01/10/11	Morgan Stanley	CNY	996	150,000	151,137	1,137
Expiring 01/10/11	Morgan Stanley	CNY	929	140,000	140,998	998
Expiring 01/10/11	Morgan Stanley	CNY	531	80,000	80,570	570
Expiring 04/07/11	Barclays Capital Group	CNY	530	80,000	80,396	396
Expiring 04/07/11	Barclays Capital Group	CNY	530	80,000	80,378	378
Expiring 04/07/11	Barclays Capital Group	CNY	530	80,000	80,360	360
Expiring 04/07/11	Barclays Capital Group	CNY	530	80,000	80,356	356
Expiring 04/07/11	Credit Suisse First Boston Corp.	CNY	550	83,000	83,384	384
Expiring 04/07/11	Credit Suisse First Boston Corp.	CNY	549	83,000	83,342	342
Expiring 04/07/11	Hong Kong & Shanghai Bank	CNY	516	78,000	78,292	292
Expiring 04/07/11	Hong Kong & Shanghai Bank	CNY	172	26,000	26,117	117
Expiring 04/07/11	JPMorgan Chase	CNY	3,634	548,000	551,464	3,464
Expiring 04/07/11	JPMorgan Chase	CNY	827	125,000	125,468	468
Expiring 04/07/11	Morgan Stanley	CNY	6,699	1,012,000	1,016,477	4,477
Expiring 04/28/11	Citigroup Global Markets	CNY	2,560	387,000	388,540	1,540
Expiring 04/28/11	JPMorgan Chase	CNY	3,083	466,000	467,926	1,926
Expiring 06/15/11	Barclays Capital Group	CNY	4,202	626,000	638,468	12,468
Expiring 06/15/11	Barclays Capital Group	CNY	3,306	497,480	502,286	4,806
Expiring 06/15/11	Deutsche Bank	CNY	2,939	445,607	446,561	954
Expiring 06/15/11	Deutsche Bank	CNY	1,081	168,000	164,250	(3,750)

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (cont’d.),
Expiring 06/15/11	Hong Kong & Shanghai Bank	CNY	4,074	$607,000	$618,997	$11,997
Expiring 06/15/11	Hong Kong & Shanghai Bank	CNY	1,682	253,000	255,598	2,598
Expiring 06/15/11	JPMorgan Chase	CNY	7,035	1,069,999	1,068,876	(1,123)
Expiring 06/15/11	Royal Bank of Scotland	CNY	10,726	1,606,000	1,629,568	23,568
Expiring 06/15/11	Royal Bank of Scotland	CNY	5,868	874,000	891,473	17,473
Expiring 06/15/11	Royal Bank of Scotland	CNY	5,868	874,000	891,473	17,473
Expiring 06/15/11	Royal Bank of Scotland	CNY	3,045	457,794	462,599	4,805
Expiring 09/14/11	Citigroup Global Markets	CNY	1,149	173,000	174,925	1,925
Expiring 09/14/11	Hong Kong & Shanghai Bank	CNY	5,418	815,000	825,060	10,060
Expiring 09/14/11	JPMorgan Chase	CNY	7,579	1,138,000	1,154,126	16,126
Expiring 09/14/11	JPMorgan Chase	CNY	7,567	1,137,000	1,152,247	15,247
Expiring 09/14/11	Royal Bank of Scotland	CNY	716	108,000	109,037	1,037
Expiring 09/14/11	UBS Securities	CNY	1,717	259,000	261,487	2,487
Expiring 11/15/11	Barclays Capital Group	CNY	255	39,689	38,894	(795)
Expiring 11/15/11	Barclays Capital Group	CNY	146	22,724	22,269	(455)
Expiring 11/15/11	Citigroup Global Markets	CNY	1,534	236,112	233,960	(2,152)
Expiring 11/15/11	Citigroup Global Markets	CNY	877	135,011	133,780	(1,231)
Expiring 11/15/11	Deutsche Bank	CNY	2,384	360,000	363,610	3,610
Expiring 11/15/11	JPMorgan Chase	CNY	627	97,618	95,634	(1,984)
Expiring 11/15/11	JPMorgan Chase	CNY	358	55,737	54,604	(1,133)
Expiring 11/15/11	JPMorgan Chase	CNY	325	50,518	49,576	(942)
Expiring 02/13/12	Barclays Capital Group	CNY	2,863	443,969	439,419	(4,550)
Expiring 02/13/12	Barclays Capital Group	CNY	2,572	399,848	394,830	(5,018)
Expiring 02/13/12	Citigroup Global Markets	CNY	2,728	423,067	418,667	(4,400)
Expiring 02/13/12	Citigroup Global Markets	CNY	2,112	328,600	324,123	(4,477)
Expiring 02/13/12	Citigroup Global Markets	CNY	1,486	230,867	228,129	(2,738)
Expiring 02/13/12	Deutsche Bank	CNY	14,242	2,193,740	2,186,075	(7,665)
Expiring 02/13/12	Deutsche Bank	CNY	5,355	826,648	821,920	(4,728)
Expiring 02/13/12	Deutsche Bank	CNY	2,713	421,073	416,435	(4,638)
Expiring 02/13/12	Deutsche Bank	CNY	2,611	405,250	400,817	(4,433)
Expiring 02/13/12	JPMorgan Chase	CNY	3,306	514,000	507,391	(6,609)
Expiring 02/13/12	JPMorgan Chase	CNY	2,762	428,672	423,983	(4,689)
Expiring 02/13/12	UBS Securities	CNY	2,180	338,603	334,691	(3,912)
Expiring 09/08/15	Barclays Capital Group	CNY	2,210	360,000	366,082	6,082
Expiring 09/08/15	Barclays Capital Group	CNY	762	125,966	126,185	219
Expiring 09/08/15	Citigroup Global Markets	CNY	7,911	1,311,248	1,310,271	(977)
Expiring 09/08/15	Citigroup Global Markets	CNY	3,520	581,818	582,974	1,156
Expiring 09/08/15	Citigroup Global Markets	CNY	1,472	239,000	243,829	4,829
Expiring 09/08/15	Morgan Stanley	CNY	1,046	170,000	173,153	3,153
Expiring 09/08/15	Morgan Stanley	CNY	739	120,000	122,325	2,325
Danish Krone,
Expiring 02/07/11	Barclays Capital Group	DKK	3,286	580,993	589,032	8,039
Euro,
Expiring 01/05/11	UBS Securities	EUR	590	782,651	788,855	6,204
Expiring 01/06/11	Citigroup Global Markets	EUR	87	118,427	116,258	(2,169)
Expiring 01/06/11	Morgan Stanley	EUR	5,413	7,315,561	7,233,364	(82,197)
Expiring 01/25/11	Barclays Capital Group	EUR	223	292,568	297,984	5,416
Expiring 01/25/11	Barclays Capital Group	EUR	141	187,522	188,411	889
Expiring 01/25/11	Citigroup Global Markets	EUR	7,879	10,839,219	10,528,320	(310,899)
Expiring 01/25/11	Citigroup Global Markets	EUR	1,087	1,526,195	1,452,505	(73,690)
Expiring 01/25/11	Citigroup Global Markets	EUR	580	805,996	775,025	(30,971)
Expiring 01/25/11	Credit Suisse First Boston Corp.	EUR	3,789	4,985,604	5,063,054	77,450
Expiring 01/25/11	Deutsche Bank	EUR	2,785	3,736,356	3,721,459	(14,897)
Expiring 01/25/11	Deutsche Bank	EUR	1,061	1,477,973	1,417,762	(60,211)
Expiring 01/25/11	Morgan Stanley	EUR	336	469,442	448,980	(20,462)
Expiring 01/25/11	Royal Bank of Canada	EUR	499	692,442	666,789	(25,653)
Expiring 01/25/11	Royal Bank of Switzerland	EUR	4,970	6,716,210	6,641,167	(75,043)
Expiring 01/25/11	Royal Bank of Switzerland	EUR	1,558	2,039,999	2,081,879	41,880

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro (cont’d.),
Expiring 01/25/11	UBS Securities	EUR	794	$1,069,484	$1,060,983	$(8,501)
Expiring 01/25/11	UBS Securities	EUR	359	480,180	479,714	(466)
Indian Rupee,
Expiring 01/12/11	Barclays Capital Group	INR	5,826	124,000	129,993	5,993
Expiring 01/12/11	Hong Kong & Shanghai Bank	INR	30,039	639,000	670,313	31,313
Expiring 01/12/11	Morgan Stanley	INR	10,430	222,000	232,730	10,730
Expiring 03/09/11	Barclays Capital Group	INR	62,900	1,380,000	1,389,210	9,210
Expiring 03/09/11	Barclays Capital Group	INR	21,512	470,000	475,109	5,109
Expiring 03/09/11	Barclays Capital Group	INR	4,963	110,000	109,617	(383)
Expiring 03/09/11	Barclays Capital Group	INR	3,596	80,000	79,421	(579)
Expiring 03/09/11	Citigroup Global Markets	INR	16,300	360,221	360,000	(221)
Expiring 03/09/11	Citigroup Global Markets	INR	10,355	230,000	228,690	(1,310)
Expiring 03/09/11	Citigroup Global Markets	INR	7,020	150,000	155,043	5,043
Expiring 03/09/11	Citigroup Global Markets	INR	4,507	100,000	99,541	(459)
Expiring 03/09/11	Citigroup Global Markets	INR	3,620	80,000	79,951	(49)
Expiring 03/09/11	Citigroup Global Markets	INR	1,813	40,000	40,046	46
Expiring 03/09/11	Citigroup Global Markets	INR	1,803	40,000	39,825	(175)
Expiring 03/09/11	Citigroup Global Markets	INR	1,700	37,569	37,546	(23)
Expiring 03/09/11	Deutsche Bank	INR	27,655	607,000	610,783	3,783
Expiring 03/09/11	Deutsche Bank	INR	14,152	310,000	312,548	2,548
Expiring 03/09/11	Deutsche Bank	INR	9,465	210,000	209,036	(964)
Expiring 03/09/11	Deutsche Bank	INR	9,046	200,000	199,789	(211)
Expiring 03/09/11	Deutsche Bank	INR	7,023	150,000	155,109	5,109
Expiring 03/09/11	Deutsche Bank	INR	3,147	70,000	69,493	(507)
Expiring 03/09/11	Deutsche Bank	INR	1,581	35,000	34,924	(76)
Expiring 03/09/11	JPMorgan Chase	INR	14,145	300,000	312,405	12,405
Expiring 03/09/11	JPMorgan Chase	INR	7,664	170,000	169,257	(743)
Expiring 03/09/11	Royal Bank of Scotland	INR	17,538	388,697	387,342	(1,355)
Expiring 03/09/11	Royal Bank of Scotland	INR	10,000	222,223	220,859	(1,364)
Expiring 03/09/11	Royal Bank of Scotland	INR	1,952	43,263	43,112	(151)
Expiring 03/09/11	Royal Bank of Scotland	INR	1,000	22,222	22,086	(136)
Expiring 03/09/11	UBS Securities	INR	1,586	35,000	35,033	33
Expiring 03/09/11	UBS Securities	INR	399	8,605	8,808	203
Expiring 05/09/11	Barclays Capital Group	INR	46,294	999,233	1,010,815	11,582
Indonesian Rupiah,
Expiring 07/27/11	Citigroup Global Markets	IDR	1,387,490	148,872	148,840	(32)
Expiring 07/27/11	Hong Kong & Shanghai Bank	IDR	2,885,260	307,630	309,511	1,881
Expiring 07/27/11	JPMorgan Chase	IDR	13,024,570	1,418,953	1,397,186	(21,767)
Expiring 10/31/11	Citigroup Global Markets	IDR	2,784,000	300,000	294,105	(5,895)
Malaysian Ringgit,
Expiring 02/07/11	Barclays Capital Group	MYR	1,601	510,000	517,714	7,714
Expiring 02/07/11	Citibank	MYR	805	260,000	260,317	317
Mexican Peso,
Expiring 02/22/11	Barclays Capital Group	MXN	10,676	831,555	861,183	29,628
Expiring 02/22/11	Barclays Capital Group	MXN	1,899	147,000	153,210	6,210
Expiring 02/22/11	Morgan Stanley	MXN	12,614	1,000,000	1,017,440	17,440
Expiring 02/22/11	Morgan Stanley	MXN	6,672	525,000	538,179	13,179
Expiring 02/22/11	Morgan Stanley	MXN	6,140	484,000	495,271	11,271
New Taiwanese Dollar,
Expiring 01/14/11	Deutsche Bank	TWD	20,815	672,863	714,215	41,352
Expiring 01/14/11	Deutsche Bank	TWD	6,338	201,333	217,471	16,138
Expiring 01/14/11	JPMorgan Chase	TWD	16,625	526,441	570,445	44,004
Expiring 01/14/11	Morgan Stanley	TWD	25,591	814,352	878,091	63,739
Expiring 01/14/11	UBS Securities	TWD	13,859	437,261	475,537	38,276
Expiring 04/06/11	Deutsche Bank	TWD	49,000	1,647,059	1,685,167	38,108
Expiring 04/06/11	Deutsche Bank	TWD	34,228	1,154,595	1,177,140	22,545

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Norwegian Krona,
Expiring 02/07/11	Citigroup Global Markets	NOK	5,301	$897,881	$906,757	$8,876
Philippine Peso,
Expiring 02/07/11	Citigroup Global Markets	PHP	9,702	220,000	221,512	1,512
Expiring 02/07/11	Citigroup Global Markets	PHP	6,966	160,000	159,054	(946)
Expiring 02/07/11	Citigroup Global Markets	PHP	5,917	136,000	135,103	(897)
Expiring 02/07/11	Citigroup Global Markets	PHP	3,537	80,000	80,751	751
Expiring 02/07/11	Citigroup Global Markets	PHP	3,498	80,000	79,874	(126)
Expiring 02/07/11	Deutsche Bank	PHP	2,615	60,000	59,700	(300)
Expiring 02/07/11	Deutsche Bank	PHP	1,697	39,000	38,752	(248)
Expiring 02/07/11	UBS Securities	PHP	1,089	25,000	24,858	(142)
Expiring 06/15/11	Citigroup Global Markets	PHP	38,387	899,824	874,067	(25,757)
Expiring 06/15/11	Citigroup Global Markets	PHP	16,700	380,237	380,262	25
Expiring 06/15/11	Citigroup Global Markets	PHP	15,700	357,062	357,492	430
Expiring 06/15/11	Citigroup Global Markets	PHP	13,125	299,999	298,858	(1,141)
Expiring 06/15/11	Citigroup Global Markets	PHP	13,000	299,125	296,012	(3,113)
Expiring 06/15/11	Citigroup Global Markets	PHP	7,077	160,000	161,140	1,140
Expiring 06/15/11	Citigroup Global Markets	PHP	2,900	66,029	66,033	4
Expiring 06/15/11	Citigroup Global Markets	PHP	2,710	61,633	61,707	74
Expiring 06/15/11	Deutsche Bank	PHP	15,762	359,370	358,903	(467)
Expiring 06/15/11	Deutsche Bank	PHP	13,615	310,420	310,016	(404)
Expiring 06/15/11	Deutsche Bank	PHP	1,767	40,000	40,239	239
Expiring 06/15/11	Hong Kong & Shanghai Bank	PHP	11,841	270,528	269,622	(906)
Expiring 06/15/11	JPMorgan Chase	PHP	16,192	369,259	368,695	(564)
Expiring 06/15/11	JPMorgan Chase	PHP	2,791	63,649	63,552	(97)
Expiring 06/15/11	Morgan Stanley	PHP	32,267	733,000	734,717	1,717
Singapore Dollar,
Expiring 02/24/11	Barclays Capital Group	SGD	444	340,000	345,968	5,968
Expiring 02/24/11	Barclays Capital Group	SGD	431	330,000	335,792	5,792
Expiring 02/24/11	Citigroup Global Markets	SGD	412	315,000	320,821	5,821
Expiring 02/24/11	Hong Kong & Shanghai Bank	SGD	431	330,000	335,867	5,867
Expiring 02/24/11	JPMorgan Chase	SGD	431	330,000	335,713	5,713
Expiring 02/24/11	Morgan Stanley	SGD	431	330,000	335,606	5,606
Expiring 02/24/11	UBS Securities	SGD	431	330,000	335,656	5,656
Expiring 02/24/11	UBS Securities	SGD	111	85,000	86,571	1,571
Expiring 03/09/11	Deutsche Bank	SGD	671	510,000	523,247	13,247
Expiring 03/09/11	Goldman Sachs & Co.	SGD	142	107,000	110,504	3,504
Expiring 03/09/11	Hong Kong & Shanghai Bank	SGD	336	257,000	261,958	4,958
Expiring 03/09/11	Hong Kong & Shanghai Bank	SGD	101	77,000	78,486	1,486
Expiring 06/09/11	Deutsche Bank	SGD	1,450	1,111,434	1,129,871	18,437
Expiring 06/09/11	Deutsche Bank	SGD	796	611,973	620,446	8,473
South Korean Won,
Expiring 01/19/11	Barclays Capital Group	KRW	563,746	493,000	496,168	3,168
Expiring 01/19/11	Citigroup Global Markets	KRW	226,300	200,000	199,173	(827)
Expiring 01/19/11	Citigroup Global Markets	KRW	171,945	150,000	151,334	1,334
Expiring 01/19/11	Deutsche Bank	KRW	223,680	200,000	196,867	(3,133)
Expiring 01/19/11	Deutsche Bank	KRW	171,945	150,000	151,334	1,334
Expiring 01/19/11	Deutsche Bank	KRW	113,000	100,000	99,454	(546)
Expiring 01/19/11	Goldman Sachs & Co.	KRW	113,720	100,000	100,088	88
Expiring 01/19/11	Hong Kong & Shanghai Bank	KRW	1,003,964	898,000	883,617	(14,383)
Expiring 01/19/11	Hong Kong & Shanghai Bank	KRW	119,626	107,000	105,286	(1,714)
Expiring 01/19/11	JPMorgan Chase	KRW	582,925	516,000	513,049	(2,951)
Expiring 01/19/11	Morgan Stanley	KRW	1,974,962	1,761,000	1,738,219	(22,781)
Expiring 01/19/11	Morgan Stanley	KRW	1,185,292	1,060,000	1,043,209	(16,791)
Expiring 01/19/11	Morgan Stanley	KRW	168,863	151,000	148,621	(2,379)
Expiring 01/19/11	Morgan Stanley	KRW	143,142	128,000	125,984	(2,016)
Expiring 01/19/11	UBS Securities	KRW	227,720	200,000	200,423	423
Expiring 05/09/11	Barclays Capital Group	KRW	1,199,625	1,050,000	1,051,067	1,067
Expiring 05/09/11	Barclays Capital Group	KRW	685,340	608,921	600,470	(8,451)

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
South Korean Won (cont’d.),
Expiring 05/09/11	Barclays Capital Group	KRW	513,260	$456,028	$449,699	$(6,329)
Expiring 05/09/11	Barclays Capital Group	KRW	172,500	153,565	151,138	(2,427)
Expiring 05/09/11	Barclays Capital Group	KRW	51,300	45,669	44,947	(722)
Expiring 05/09/11	Barclays Capital Group	KRW	38,300	34,096	33,557	(539)
Expiring 05/09/11	Citigroup Global Markets	KRW	669,000	592,297	586,153	(6,144)
Expiring 05/09/11	Citigroup Global Markets	KRW	603,000	537,529	528,326	(9,203)
Expiring 05/09/11	Citigroup Global Markets	KRW	515,268	457,000	451,458	(5,542)
Expiring 05/09/11	Citigroup Global Markets	KRW	453,730	400,432	397,541	(2,891)
Expiring 05/09/11	Citigroup Global Markets	KRW	413,000	368,750	361,855	(6,895)
Expiring 05/09/11	Citigroup Global Markets	KRW	339,800	299,885	297,720	(2,165)
Expiring 05/09/11	Citigroup Global Markets	KRW	199,100	176,273	174,444	(1,829)
Expiring 05/09/11	Citigroup Global Markets	KRW	179,000	159,565	156,833	(2,732)
Expiring 05/09/11	Citigroup Global Markets	KRW	148,800	131,740	130,373	(1,367)
Expiring 05/09/11	Citigroup Global Markets	KRW	146,705	130,001	128,538	(1,463)
Expiring 05/09/11	Citigroup Global Markets	KRW	134,000	119,451	117,406	(2,045)
Expiring 05/09/11	Citigroup Global Markets	KRW	123,000	109,821	107,768	(2,053)
Expiring 05/09/11	Citigroup Global Markets	KRW	113,750	100,000	99,664	(336)
Expiring 05/09/11	Citigroup Global Markets	KRW	92,000	82,143	80,607	(1,536)
Expiring 05/09/11	Deutsche Bank	KRW	1,070,523	937,000	937,952	952
Expiring 05/09/11	Deutsche Bank	KRW	304,020	270,000	266,371	(3,629)
Expiring 05/09/11	Deutsche Bank	KRW	113,650	100,000	99,576	(424)
Expiring 05/09/11	Goldman Sachs & Co.	KRW	139,006	122,494	121,792	(702)
Expiring 05/09/11	Goldman Sachs & Co.	KRW	41,322	36,414	36,205	(209)
Expiring 05/09/11	Goldman Sachs & Co.	KRW	30,895	27,225	27,069	(156)
Expiring 05/09/11	Hong Kong & Shanghai Bank	KRW	326,000	290,397	285,629	(4,768)
Expiring 05/09/11	Hong Kong & Shanghai Bank	KRW	97,000	86,407	84,988	(1,419)
Expiring 05/09/11	Hong Kong & Shanghai Bank	KRW	73,000	65,028	63,960	(1,068)
Expiring 05/09/11	JPMorgan Chase	KRW	3,384,401	2,922,121	2,965,287	43,166
Expiring 05/09/11	JPMorgan Chase	KRW	2,358,119	2,036,021	2,066,097	30,076
Expiring 05/09/11	JPMorgan Chase	KRW	1,248,310	1,077,802	1,093,723	15,921
Expiring 05/09/11	JPMorgan Chase	KRW	751,600	662,768	658,524	(4,244)
Expiring 05/09/11	JPMorgan Chase	KRW	223,800	197,349	196,085	(1,264)
Expiring 05/09/11	JPMorgan Chase	KRW	167,200	147,438	146,494	(944)
Expiring 05/09/11	Royal Bank of Scotland	KRW	653,000	577,187	572,135	(5,052)
Expiring 05/09/11	Royal Bank of Scotland	KRW	194,000	171,477	169,976	(1,501)
Expiring 05/09/11	Royal Bank of Scotland	KRW	146,000	129,050	127,920	(1,130)

				$138,313,096	$138,505,455	$192,359

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/28/11	Barclays Capital Group	AUD	456	$446,650	$464,622	$(17,972)
Expiring 01/28/11	Barclays Capital Group	AUD	43	42,020	43,813	(1,793)
Expiring 01/28/11	Deutsche Bank	AUD	4,155	4,123,838	4,233,565	(109,727)
Expiring 01/28/11	Deutsche Bank	AUD	20	19,850	20,378	(528)
Expiring 01/28/11	Royal Bank of Scotland	AUD	8,692	8,274,037	8,856,353	(582,316)
Expiring 01/28/11	Royal Bank of Scotland	AUD	6,310	6,006,578	6,429,313	(422,735)
Expiring 01/28/11	Royal Bank of Scotland	AUD	649	617,793	661,272	(43,479)
Brazilian Real,
Expiring 03/02/11	Citigroup Global Markets	BRL	841	493,225	499,965	(6,740)
British Pound,
Expiring 01/24/11	Credit Suisse First Boston Corp.	GBP	1,380	2,179,075	2,151,141	27,934
Expiring 01/24/11	Deutsche Bank	GBP	29,061	45,903,186	45,300,224	602,962
Expiring 03/21/11	Hong Kong & Shanghai Bank	GBP	307	475,641	478,338	(2,697)
Expiring 03/21/11	Royal Bank of Scotland	GBP	1,856	2,901,401	2,891,844	9,557

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar,
Expiring 02/17/11	Deutsche Bank	CAD	6,656	$6,608,551	$6,687,650	$(79,099)
Chinese Yuan,
Expiring 01/10/11	Barclays Capital Group	CNY	4,668	686,500	708,161	(21,661)
Expiring 01/10/11	Barclays Capital Group	CNY	762	115,292	115,598	(306)
Expiring 01/10/11	Citigroup Global Markets	CNY	10,100	1,490,000	1,532,425	(42,425)
Expiring 01/10/11	Deutsche Bank	CNY	14,242	2,139,366	2,160,778	(21,412)
Expiring 01/10/11	Deutsche Bank	CNY	5,355	805,205	812,409	(7,204)
Expiring 01/10/11	JPMorgan Chase	CNY	10,372	1,530,000	1,573,610	(43,610)
Expiring 04/07/11	Citigroup Global Markets	CNY	7,911	1,208,126	1,200,455	7,671
Expiring 04/07/11	Citigroup Global Markets	CNY	3,520	536,995	534,115	2,880
Danish Krone,
Expiring 02/07/11	Royal Bank of Canada	DKK	83	15,446	14,878	568
Euro,
Expiring 01/06/11	Citigroup Global Markets	EUR	54,647	73,935,751	73,024,508	911,243
Expiring 01/06/11	Citigroup Global Markets	EUR	6,834	9,246,196	9,132,239	113,957
Expiring 01/06/11	Citigroup Global Markets	EUR	163	220,534	217,816	2,718
Expiring 01/06/11	Deutsche Bank	EUR	370	499,892	494,429	5,463
Expiring 01/25/11	Barclays Capital Group	EUR	805	1,076,107	1,075,682	425
Expiring 01/25/11	Barclays Capital Group	EUR	681	899,465	909,987	(10,522)
Expiring 01/25/11	Barclays Capital Group	EUR	13	18,091	17,371	720
Expiring 01/25/11	Citigroup Global Markets	EUR	2,661	3,699,945	3,555,966	143,979
Expiring 01/25/11	Citigroup Global Markets	EUR	2,455	3,340,310	3,280,496	59,814
Expiring 01/25/11	Citigroup Global Markets	EUR	370	490,165	494,413	(4,248)
Expiring 01/25/11	Credit Suisse First Boston Corp.	EUR	4,399	5,876,184	5,878,167	(1,983)
Expiring 01/25/11	Credit Suisse First Boston Corp.	EUR	1,617	2,137,442	2,160,717	(23,275)
Expiring 01/25/11	Credit Suisse First Boston Corp.	EUR	410	539,482	547,863	(8,381)
Expiring 01/25/11	Credit Suisse First Boston Corp.	EUR	292	385,982	390,185	(4,203)
Expiring 01/25/11	Deutsche Bank	EUR	1,700	2,356,370	2,271,626	84,744
Expiring 01/25/11	JPMorgan Chase	EUR	4,167	5,700,548	5,568,157	132,391
Expiring 01/25/11	JPMorgan Chase	EUR	1,173	1,578,597	1,567,422	11,175
Expiring 01/25/11	Royal Bank of Canada	EUR	4,827	6,631,044	6,450,083	180,961
Expiring 01/25/11	Royal Bank of Canada	EUR	1,526	2,096,328	2,039,119	57,209
Expiring 01/25/11	Royal Bank of Canada	EUR	1,172	1,569,613	1,569,613	—
Expiring 01/25/11	Royal Bank of Canada	EUR	789	1,073,715	1,054,302	19,413
Expiring 01/25/11	Royal Bank of Canada	EUR	720	957,568	962,101	(4,533)
Expiring 01/25/11	Royal Bank of Canada	EUR	548	728,815	732,265	(3,450)
Expiring 01/25/11	Royal Bank of Canada	EUR	522	694,237	697,523	(3,286)
Expiring 01/25/11	Royal Bank of Canada	EUR	255	333,664	340,744	(7,080)
Expiring 01/25/11	Royal Bank of Canada	EUR	87	118,723	116,254	2,469
Expiring 01/25/11	UBS Securities	EUR	770	1,026,957	1,028,913	(1,956)
Expiring 01/25/11	UBS Securities	EUR	370	489,156	494,413	(5,257)
Expiring 02/07/11	Barclays Capital Group	EUR	190	249,834	253,876	(4,042)
Expiring 02/07/11	UBS Securities	EUR	200	263,028	267,237	(4,209)
Indian Rupee,
Expiring 01/12/11	Barclays Capital Group	INR	46,294	1,017,908	1,033,036	(15,128)
Expiring 03/09/11	Barclays Capital Group	INR	185	4,000	4,095	(95)
Expiring 03/09/11	UBS Securities	INR	643	13,877	14,205	(328)
Japanese Yen,
Expiring 01/14/11	Goldman Sachs & Co.	JPY	34,266	407,100	422,117	(15,017)
Expiring 01/14/11	Goldman Sachs & Co.	JPY	27,591	327,797	339,889	(12,092)
Expiring 01/14/11	JPMorgan Chase	JPY	195,541	2,348,770	2,408,835	(60,065)
Expiring 01/14/11	Royal Bank of Canada	JPY	20,397	242,242	251,267	(9,025)
Expiring 01/14/11	Royal Bank of Canada	JPY	16,423	195,045	202,312	(7,267)
Expiring 01/14/11	Royal Bank of Canada	JPY	850	10,095	10,471	(376)
Expiring 01/14/11	Royal Bank of Scotland	JPY	40,793	485,337	502,522	(17,185)
Expiring 01/14/11	Royal Bank of Scotland	JPY	32,846	390,786	404,624	(13,838)
Malaysian Ringgit,
Expiring 02/07/11	Deutsche Bank	MYR	3	1,056	1,060	(4)

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
New Taiwanese Dollar,
Expiring 01/14/11	Deutsche Bank	TWD	49,000	$1,634,423	$1,681,312	$(46,889)
Expiring 01/14/11	Deutsche Bank	TWD	34,228	1,145,706	1,174,447	(28,741)
Singapore Dollar,
Expiring 03/09/11	Citigroup Global Markets	SGD	85	63,505	66,377	(2,872)
Swedish Krona,
Expiring 02/07/11	Royal Bank of Canada	SEK	201	29,899	29,847	52
Swiss Francs,
Expiring 02/07/11	Royal Bank of Canada	CHF	2	2,015	2,140	(125)
South Korean Won,
Expiring 01/19/11	JPMorgan Chase	KRW	3,384,401	2,930,978	2,978,706	(47,728)
Expiring 01/19/11	JPMorgan Chase	KRW	2,358,119	2,042,192	2,075,447	(33,255)
Expiring 01/19/11	JPMorgan Chase	KRW	1,248,310	1,081,069	1,098,673	(17,604)

				$229,226,318	$228,665,776	$560,542

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup, Inc. (1)	06/15/12	AUD	3,200	5.25%	3 month Australian Bank Bill rate	$(5,138)	$(1,089)	$(4,049)
Barclays Bank PLC(1)	12/15/17	AUD	1,800	5.50%	6 month Australian Bank Bill rate	(52,287)	(8,693)	(43,594)
Deutsche Bank AG(1)	12/15/17	AUD	1,200	5.50%	6 month Australian Bank Bill rate	(34,859)	(5,177)	(29,682)
Barclays Bank PLC(1)	01/02/12	BRL	2,800	10.68%	Brazilian interbank lending rate	(22,396)	(9,520)	(12,876)
Barclays Bank PLC(1)	01/02/13	BRL	1,400	12.29%	Brazilian interbank lending rate	13,446	3,851	9,595
Barclays Bank PLC(1)	01/02/14	BRL	1,300	11.99%	Brazilian interbank lending rate	5,958	336	5,622
Barclays Bank PLC(1)	01/02/13	BRL	2,200	11.91%	Brazilian interbank lending rate	8,059	8,767	(708)
Credit Suisse International(1)	01/02/12	BRL	6,800	11.76%	Brazilian interbank lending rate	58,032	89,212	(31,180)
Credit Suisse International(1)	01/02/13	BRL	3,600	12.48%	Brazilian interbank lending rate	27,152	(589)	27,741
Goldman Sachs Capital Markets, L.P.(1)	01/02/12	BRL	2,900	11.67%	Brazilian interbank lending rate	46,980	14,432	32,548
Goldman Sachs Capital Markets, L.P.(1)	01/02/13	BRL	1,300	11.93%	Brazilian interbank lending rate	5,880	(2,674)	8,554
Goldman Sachs Capital Markets, L.P.(1)	01/02/13	BRL	3,200	11.89%	Brazilian interbank lending rate	13,814	1,269	12,545
Goldman Sachs Capital Markets, L.P.(1)	01/02/14	BRL	14,300	11.96%	Brazilian interbank lending rate	60,082	(8,454)	68,536
HSBC Bank USA, N.A.(1)	01/02/12	BRL	600	14.77%	Brazilian interbank lending rate	35,551	1,666	33,885
HSBC Bank USA, N.A.(1)	01/02/12	BRL	1,600	11.14%	Brazilian interbank lending rate	14,921	3,610	11,311
HSBC Bank USA, N.A.(1)	01/02/12	BRL	2,200	11.36%	Brazilian interbank lending rate	17,706	3,709	13,997
HSBC Bank USA, N.A.(1)	01/02/12	BRL	1,400	11.67%	Brazilian interbank lending rate	22,680	5,639	17,041
HSBC Bank USA, N.A.(1)	01/02/14	BRL	1,000	11.94%	Brazilian interbank lending rate	302	2,583	(2,281)
HSBC Bank USA, N.A.(1)	01/02/12	BRL	25,000	11.53%	Brazilian interbank lending rate	(33,375)	14,663	(48,038)
HSBC Bank USA, N.A.(1)	01/02/13	BRL	3,600	11.89%	Brazilian interbank lending rate	15,541	20,882	(5,341)
HSBC Bank USA, N.A.(1)	01/02/13	BRL	1,400	11.89%	Brazilian interbank lending rate	6,044	1,396	4,648

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest rate swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
HSBC Bank USA, N.A.(1)	01/02/14	BRL	6,300	12.12%	Brazilian interbank lending rate	$43,969	$11,010	$32,959
Merrill Lynch & Co.(1)	01/02/12	BRL	200	14.77%	Brazilian interbank lending rate	11,850	160	11,690
Merrill Lynch & Co.(1)	01/02/12	BRL	17,300	11.33%	Brazilian interbank lending rate	(39,369)	—	(39,369)
Merrill Lynch & Co.(1)	01/02/14	BRL	9,900	11.86%	Brazilian interbank lending rate	(8,685)	6,567	(15,252)
Morgan Stanley Capital Services, Inc.(1)	01/02/12	BRL	1,700	11.67%	Brazilian interbank lending rate	27,540	6,336	21,204
Morgan Stanley Capital Services, Inc.(1)	01/02/13	BRL	4,000	11.98%	Brazilian interbank lending rate	20,973	27,980	(7,007)
Morgan Stanley Capital Services, Inc.(1)	01/02/13	BRL	1,200	11.98%	Brazilian interbank lending rate	6,292	—	6,292
Morgan Stanley Capital Services, Inc.(1)	01/02/13	BRL	1,400	12.59%	Brazilian interbank lending rate	12,332	1,505	10,827
Morgan Stanley Capital Services, Inc.(1)	01/02/12	BRL	300	11.63%	Brazilian interbank lending rate	1,007	(288)	1,295
Morgan Stanley Capital Services, Inc.(1)	01/02/12	BRL	5,800	11.29%	Brazilian interbank lending rate	(14,699)	(3,078)	(11,621)
Royal Bank of Scotland PLC(1)	01/02/12	BRL	6,300	11.25%	Brazilian interbank lending rate	(18,331)	—	(18,331)
UBS AG(1)	01/02/12	BRL	3,400	10.58%	Brazilian interbank lending rate	(34,955)	(5,923)	(29,032)
UBS AG(1)	01/02/12	BRL	1,000	11.02%	Brazilian interbank lending rate	5,968	—	5,968
UBS AG(1)	01/02/13	BRL	2,100	12.07%	Brazilian interbank lending rate	14,038	(5,357)	19,395
JPMorgan Chase Bank(1)	10/15/11	EUR	100	2.03%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index	4,164	—	4,164
JPMorgan Chase Bank(1)	07/14/11	EUR	700	2.26%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index	41,370	—	41,370
Deutsche Bank AG(1)	09/15/12	GBP	100	3.45%	United Kingdom Retail Price Index	(975)	—	(975)
Royal Bank of Scotland PLC(1)	09/14/12	GBP	400	3.44%	United Kingdom Retail Price Index	(4,148)	—	(4,148)
Credit Suisse International(1)	06/15/21	JPY	720,000	1.50%	6 month LIBOR	213,700	139,832	73,868

						$486,134	$314,563	$171,571

(1)	Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on credit indices—Sell Protection(1)
Bank of America N.A.	12/20/19	$12,700	1.00%	Dow Jones CDX NA IG 13 10Y	$4,667	$(155,827)	$160,494
Barclays Bank PLC	12/20/15	600	5.00%	Dow Jones CDX EM14 Index	82,854	80,499	2,355
Barclays Bank PLC	12/20/15	300	5.00%	Dow Jones CDX NA HY 15 5Y	9,332	10,318	(986)
Citigroup, Inc.	12/20/15	1,300	1.00%	Dow Jones CDX NA IG 15 5Y	9,477	781	8,696
Deutsche Bank AG	12/20/15	400	5.00%	Dow Jones CDX EM14 Index	55,235	56,971	(1,736)
Deutsche Bank AG	12/20/15	1,500	1.00%	Dow Jones CDX NA IG 15 5Y	10,935	4,436	6,499
Morgan Stanley Capital Services, Inc.	12/20/15	2,200	5.00%	Dow Jones CDX EM14 Index	303,795	295,418	8,377
Morgan Stanley Capital Services, Inc.	12/20/15	330	0.46%	Dow Jones CDX NA IG 5 10Y	(29,803)	—	(29,803)
UBS AG	12/20/15	2,700	1.00%	Dow Jones CDX NA IG 15 5Y	19,681	6,722	12,959

					$466,173	$299,318	$166,855

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at December 31, 2010(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1)
Bank of America N.A.	12/20/12	$500	5.00%	Ally Financial, Inc., 6.75%, due 12/01/14	1.764%	$32,210	$8,082	$24,128
Barclays Bank PLC	06/20/15	500	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.018%	(546)	(3,786)	3,240
Barclays Bank PLC	12/20/15	2,200	0.25%	France (Govt of), 4.25%, due 04/25/19	1.049%	(83,665)	(42,077)	(41,588)
Barclays Bank PLC	03/20/12	600	1.00%	Goldman Sachs Group, Inc., 6.60%, due 01/15/12	0.670%	2,640	(200)	2,840
Barclays Bank PLC	04/20/14	2,000	3.43%	Russian Federation, 7.50%, due 03/31/30	1.195%	158,662	—	158,662
Barclays Bank PLC	04/20/14	13,000	2.79%	United Mexican States, 7.50%, due 04/08/33	0.923%	864,760	—	864,760
BNP Paribas	09/20/12	1,400	0.87%	Morgan Stanley, 6.60%, due 04/01/12	1.030%	(3,447)	—	(3,447)
Citigroup, Inc.	06/20/15	2,000	0.25%	France (Govt of), 4.25%, due 04/25/19	0.993%	(64,184)	(41,796)	(22,388)
Citigroup, Inc.	12/20/20	800	2.95%	State of California, 5.25%, due 02/01/18	2.976%	(239)	—	(239)
Citigroup, Inc.	06/20/15	700	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.659%	10,319	4,639	5,680
Citigroup, Inc.	06/20/15	400	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.659%	5,897	2,782	3,115
Credit Suisse International	12/20/15	1,800	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.713%	24,981	40,534	(15,553)
Deutsche Bank AG	06/20/20	600	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.386%	(19,030)	(18,585)	(445)
Deutsche Bank AG	12/20/15	3,000	0.25%	France (Govt of), 4.25%, due 04/25/19	1.049%	(114,089)	(75,924)	(38,165)
Deutsche Bank AG	12/20/15	1,600	0.25%	France (Govt of), 4.25%, due 04/25/19	1.049%	(60,847)	(33,085)	(27,762)

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at December 31, 2010(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1) (continued)
Deutsche Bank AG	12/20/15	$200	0.25%	France (Govt of), 4.25%, due 04/25/19	1.049%	$(7,606)	$(3,834)	$(3,772)
Deutsche Bank AG	03/20/11	600	1.00%	Goldman Sachs Group, Inc., 6.60%, due 01/15/12	0.663%	702	187	515
Deutsche Bank AG	09/20/12	100	1.00%	Petrobras Intl. Finance Corp., 8.375%, due 12/10/18	1.040%	(35)	(993)	958
Deutsche Bank AG	09/20/12	2,500	1.00%	Petrobras Intl. Finance Corp., 8.375%, due 12/10/18	1.040%	(888)	(24,812)	23,924
Deutsche Bank AG	12/20/15	200	1.00%	Republic of Italy, 6.875%, due 09/27/23	2.357%	(12,138)	(6,859)	(5,279)
Deutsche Bank AG	12/20/15	2,000	1.00%	Republic of Korea, 4.875%, due 09/22/14	0.925%	6,896	18,823	(11,927)
Deutsche Bank AG	05/20/14	6,000	3.56%	Russian Federation, 7.50%, due 03/31/30	1.203%	490,924	—	490,924
Deutsche Bank AG	06/20/14	3,300	2.98%	Russian Federation, 7.50%, due 03/31/30	1.211%	199,789	—	199,789
Deutsche Bank AG	06/20/15	1,000	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.659%	14,742	4,059	10,683
Deutsche Bank AG	06/20/15	1,300	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.659%	19,164	10,213	8,951
Deutsche Bank AG	06/20/15	500	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.659%	7,371	3,285	4,086
Deutsche Bank AG	06/20/15	500	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.659%	7,371	3,714	3,657
Deutsche Bank AG	12/20/15	2,200	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.713%	30,532	45,960	(15,428)
Deutsche Bank AG	04/20/14	2,000	2.83%	United Mexican States, 7.50%, due 04/08/33	0.923%	135,787	—	135,787
Goldman Sachs Capital Markets, L.P.	09/20/15	8,200	1.00%	Australian Government, 6.50%, due 05/15/13	0.476%	197,546	166,801	30,745
Goldman Sachs Capital Markets, L.P.	09/20/11	200	1.00%	BP Capital Markets America, 4.20%, due 06/15/18	0.229%	1,293	(6,238)	7,531
Goldman Sachs Capital Markets, L.P.	12/20/15	2,100	0.25%	France (Govt of), 4.25%, due 04/25/19	1.049%	(79,862)	(49,577)	(30,285)
Goldman Sachs Capital Markets, L.P.	12/20/15	1,400	1.00%	Japan Govt-55, 2.00%, due 03/21/22	0.700%	21,103	29,697	(8,594)
HSBC Bank USA, N.A.	09/20/15	2,000	1.00%	Petrobras Intl. Finance Corp., 8.375%, due 12/10/18	1.493%	(45,975)	(58,986)	13,011
Morgan Stanley Capital Services, Inc.	12/20/15	600	1.00%	BP Capital Markets America, 4.20%, due 06/15/18	0.919%	3,202	(13,332)	16,534

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at December 31, 2010(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1) (continued)
Morgan Stanley Capital Services, Inc.	09/20/15	$1,000	1.00%	Petrobras Intl. Finance Corp., 8.375%, due 12/10/18	1.493%	$(22,987)	$(29,493)	$6,506
Morgan Stanley Capital Services, Inc.	09/20/12	2,000	1.00%	Petrobras Intl. Finance Corp., 8.375%, due 12/10/18	1.040%	(4,993)	(10,425)	5,432
Morgan Stanley Capital Services, Inc.	06/20/15	4,500	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.659%	66,338	18,267	48,071
Royal Bank of Scotland PLC	06/20/15	500	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.018%	(547)	(8,489)	7,942
Royal Bank of Scotland PLC	06/20/15	500	1.00%	Republic of Italy, 6.875%, due 09/27/23	2.309%	(27,052)	(10,620)	(16,432)
UBS AG	06/20/15	1,900	1.00%	Australian Government, 6.50%, due 05/15/13	0.460%	45,055	31,960	13,095
UBS AG	12/20/15	500	0.25%	France (Govt of), 4.25%, due 04/25/19	1.049%	(19,015)	(9,818)	(9,197)
UBS AG	12/20/15	3,500	1.00%	People’s Republic of China, 4.75%, due 10/29/13	0.658%	58,078	73,671	(15,593)

						$1,838,217	$13,745	$1,824,472

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Fair Value(6)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(2)
Bank of America N.A.	03/20/11	$100	0.29%	Alcan, Inc., 6.45%, due 03/15/11	$(64)	$—	$(64)
Bank of America N.A.	12/20/12	1,100	0.62%	Autozone, Inc., 5.875%, due 10/15/12	(6,743)	—	(6,743)
Bank of America N.A.	06/20/16	1,400	0.87%	Autozone, Inc., 6.95%, due 06/15/16	(13,039)	—	(13,039)
Bank of America N.A.	03/20/14	1,000	1.39%	Liberty Mutual Group, 5.75%, due 03/15/14	16,138	—	16,138
Bank of America N.A.	09/20/15	1,000	0.99%	Marsh & McLennan Cos. Inc., 5.75%, due 09/15/15	12,367	—	12,367
Bank of America N.A.	06/20/18	600	1.49%	Starwood Hotels & Resort, 6.75%, due 05/15/18	(2,165)	—	(2,165)
Bank of America N.A.	09/20/12	200	0.34%	UST, Inc., 6.625%, due 07/15/12	(667)	—	(667)
Bank of America N.A.	06/20/12	100	0.91%	XStrata Canada Corp., 7.35%, due 06/05/12	(804)	—	(804)
Barclays Bank PLC	06/20/13	774	1.55%	Dow Jones CDX NA IG 10 5Y	(14,703)	(6,237)	(8,466)

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Fair Value(6)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(2) (continued)
Barclays Bank PLC	12/20/17	$194	0.80%	Dow Jones CDX NA IG 9 10Y	$4,957	$1,677	$3,280
Barclays Bank PLC	06/20/13	100	1.00%	Embarq Corp., 7.08%, due 06/01/16	(1,008)	(1,192)	184
Barclays Bank PLC	06/20/15	300	2.93%	Health Care REIT, 5.875%, due 05/15/15	(24,430)	—	(24,430)
Barclays Bank PLC	06/20/13	500	1.45%	Rexam PLC, 6.75%, due 06/01/23	(11,315)	—	(11,315)
BNP Paribas	06/20/11	100	4.03%	D. R. Horton, Inc., 6.00%, due 04/15/11	(1,666)	—	(1,666)
BNP Paribas	06/20/11	100	1.76%	Tate & Lyle PLC, 6.125%, due 06/15/11	(770)	—	(770)
Citigroup, Inc.	06/20/13	1,000	1.17%	Vivendi, 5.75%, due 04/04/13	(14,768)	—	(14,768)
Citigroup, Inc.	09/20/17	900	1.00%	Cytec Industries, Inc., 4.60%, due 07/01/13	17,319	67,567	(50,248)
Citigroup, Inc.	12/20/16	1,000	1.91%	Masco Corp., 6.125%, due 10/03/16	31,134	—	31,134
Citigroup, Inc.	06/20/18	1,000	0.69%	Pearson, 6.25%, due 05/06/18	4,932	—	4,932
Citigroup, Inc.	09/20/13	100	0.59%	Sealed Air Corp, 5.625%, due 07/15/13	689	—	689
Deutsche Bank AG	03/20/11	1,100	1.00%	Albertson’s, 7.25%, due 05/01/13	8,283	1,910	6,373
Deutsche Bank AG	06/20/16	1,000	0.72%	Autozone, Inc., 6.95%, due 06/15/16	(1,481)	—	(1,481)
Deutsche Bank AG	06/20/18	678	1.50%	Dow Jones CDX NA IG 10 10Y	(13,995)	(8,627)	(5,368)
Deutsche Bank AG	06/20/13	5,905	1.55%	Dow Jones CDX NA IG 10 5Y	(112,108)	(9,053)	(103,055)
Deutsche Bank AG	06/20/14	2,083	1.00%	Dow Jones CDX NA IG 12 5Y	(25,728)	47,316	(73,044)
Deutsche Bank AG	09/20/16	100	0.51%	Goodrich (BF) Co., 6.29%, due 07/01/16	118	—	118
Deutsche Bank AG	06/20/17	300	1.00%	J.C. Penney Corp., 6.375%, due 10/15/36	20,618	16,296	4,322
Deutsche Bank AG	12/20/14	660	1.00%	Jones Apparel Group, 5.125%, due 11/15/14	15,785	16,612	(827)
Deutsche Bank AG	09/20/11	100	0.62%	Nationwide Health, 6.50%, due 07/15/11	(96)	—	(96)
Deutsche Bank AG	09/20/11	100	0.62%	Nationwide Health, 6.50%, due 07/15/11	(96)	—	(96)
Deutsche Bank AG	03/20/15	800	5.00%	New York Times Co., 5.00%, due 03/15/15	(105,551)	(56,854)	(48,697)
Deutsche Bank AG	03/20/12	100	0.42%	Southwest Airlines Co., 6.50%, due 03/01/12	(99)	—	(99)
Deutsche Bank AG	06/20/18	2,400	0.84%	Spectra Energy Capital, 6.20%, due 04/15/18	5,686	—	5,686
Goldman Sachs Capital Markets, L.P.	06/20/17	1,000	0.58%	Cardinal Health, Inc., 6.00%, due 06/15/17	5,574	—	5,574
Goldman Sachs Capital Markets, L.P.	06/20/18	2,807	1.50%	Dow Jones CDX NA IG 10 10Y	(57,993)	(30,526)	(27,467)
Goldman Sachs Capital Markets, L.P.	06/20/13	678	1.55%	Dow Jones CDX NA IG 10 5Y	(12,865)	(3,660)	(9,205)

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)		Fixed Rate	Reference Entity/Obligation	Fair Value(6)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(2) (continued)
Goldman Sachs Capital Markets, L.P.	03/20/13		$1,300	1.00%	Hanson Ltd., 7.875%, due 09/27/10	$5,674	$(1,318)	$6,992
Goldman Sachs Capital Markets, L.P.	09/20/17		500	3.55%	Limited Brands, Inc., 6.90%, due 07/15/17	(53,552)	—	(53,552)
Merrill Lynch & Co.	12/20/17		1,900	1.37%	American General Finance Corp., 6.90%, due 12/15/17	535,846	—	535,846
Merrill Lynch & Co.	12/20/17		500	1.37%	American General Finance Corp., 6.90%, due 12/15/17	141,010	—	141,010
Merrill Lynch & Co.	03/20/12		100	0.23%	CSX Corp., 6.30%, due 03/15/12	(134)	—	(134)
Merrill Lynch & Co.	12/20/11		100	0.28%	Orix Corp., 5.48%, due 11/22/11	464	—	464
Merrill Lynch & Co.	04/15/20		300	1.95%	Race Point CLO, 7.01%, due 04/15/20	88,547	748	87,799
Merrill Lynch & Co.	04/15/20		300	4.03%	Race Point CLO, 9.61%, due 04/15/20	118,561	1,603	116,958
Merrill Lynch & Co.	12/15/19		235	3.78%	Saratoga CLO, Ltd., 5.45%, due 12/15/19	102,880	910	101,970
Merrill Lynch & Co.	12/15/19		300	1.88%	Saratoga CLO, Ltd., 5.45%, due 12/15/19	57,634	1,586	56,048
Morgan Stanley Capital Services, Inc.	03/20/13		1,000	0.62%	Computer Sciences Corp., 5.50%, due 03/15/13	(4,656)	—	(4,656)
Morgan Stanley Capital Services, Inc.	12/20/17		1,646	0.80%	Dow Jones CDX NA IG 9 10Y	42,140	27,303	14,837
Morgan Stanley Capital Services, Inc.	09/20/14		1,400	5.00%	Macy’s Retail Holdings, Inc., 7.45%, due 07/15/17	(200,424)	(107,880)	(92,544)
Morgan Stanley Capital Services, Inc.	06/20/18		3,582	1.50%	Dow Jones CDX NA IG 10 10Y	(73,970)	(27,350)	(46,620)
Morgan Stanley Capital Services, Inc.	12/20/12		500	0.14%	Dow Jones CDX NA IG 5 7Y	4,070	—	4,070
Morgan Stanley Capital Services, Inc.	12/20/17		100	0.73%	Motorola Inc., 6.00%, due 11/15/17	5,853	—	5,853
Royal Bank of Scotland PLC	12/20/17		2,000	1.30%	American General Finance Corp., 6.90%, due 12/15/17	569,252	—	569,252
UBS AG	06/20/15		8,900	1.00%	Dow Jones CDX NA IG 14 5Y	(83,683)	(75,963)	(7,720)
UBS AG	03/20/17	EUR	800	1.00%	Royal Bank of Scotland PLC, 6.00%, due 05/10/13	209,424	85,862	123,562

						$1,186,382	$(59,270)	$1,245,652

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	Includes one security representing $101,970 and 0.0% of net assets which were fair valued in accordance with the policies adopted by the Board of Trustees.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Total Return swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount# (000)	Description	Fair Value(1)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America N.A.	04/29/11	$9,546	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA -13bps.	$(42,458)	$—	$(42,458)
Barclays Bank PLC	01/27/11	21,580	Receive fixed payments on the Dow Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	243,426	—	243,426
Barclays Bank PLC	01/27/11	28,220	Receive fixed payments on the Dow Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	305,176	—	305,176
Citigroup, Inc.	01/27/11	26,380	Receive fixed payments on the Dow Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	285,276	—	285,276
Credit Suisse International	01/31/11	9,609	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA -10bps.	(37,820)	—	(37,820)
Credit Suisse International	08/31/11	2,323	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA -10bps.	(1,166)	—	(1,166)
Deutsche Bank AG	02/11/11	3,000	Pay 0.0499 strike and receive variance based London Gold Market Fixing Ltd. PM.	51,801	—	51,801
Morgan Stanley Capital Services, Inc.	01/27/11	26,880	Receive fixed payments on the Dow Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	290,699	—	290,699
Morgan Stanley Capital Services, Inc.	01/27/11	1,830	Receive fixed payments on the Dow Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	9,068	—	9,068

				$1,104,002	$—	$1,104,002

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

(1)	Includes one security representing $51,801 and 0.0% of net assets which were fair valued in accordance with the policies adopted by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$1,784,463,838	$36,186	$—
Exchange Traded Funds	331,892,117	—	—
Preferred Stocks	5,842,502	—	—
Rights	—	—	—
Asset-Backed Securities	—	11,698,670	7,891,921
Bank Loans	—	5,717,578	—
Commercial Mortgage-Backed Securities	—	15,819,713	2,413,783
Convertible Bonds	—	2,698,500	—
Corporate Obligations	—	381,021,576	3,498,999
Foreign Government Bonds	—	86,203,508	—
Municipal Bonds	—	20,316,754	—
Residential Mortgage-Backed Securities	—	61,563,047	4,290,322
U.S. Government Agency Obligations	—	9,808,222	—
U.S. Government Mortgage-Backed Obligations	—	203,755,645	—
U.S. Treasury Obligations	—	386,630,664	—
Repurchase Agreement	—	261,700,000	—
Affiliated Money Market Mutual Fund	380,516,833	—	—
Purchased Options	—	64,187	49,368
Written Options	(140,978)	(2,168,608)	(1,128,899)
Short Sales—U.S. Government Mortgage-Backed Obligations	—	(27,386,413)	—
Other Financial Instruments*
Futures	1,836,451	—	—
Foreign Forward Currency Contracts	—	752,901	—
Interest Rate Swaps	—	171,571	—
Credit Default Swaps	—	3,135,009	101,970
Total Return Swaps	—	1,052,201	51,801

Total	$2,504,410,763	$1,422,590,911	$17,169,265

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts. which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

U.S. Treasury Obligations	11.0%
Affiliated Money Market Mutual Fund (3.8% represents investments purchased with collateral from securities on loan)	10.8
Exchange Traded Funds	9.5
Repurchase Agreements	7.5
U.S. Government Mortgage-Backed Securities	5.8
Banks	4.4
Financial Services	4.2
Financial – Bank & Trust	3.7
Chemicals	3.6
Oil & Gas	3.5
Diversified Financial Services	2.7
Metals & Mining	2.5
Foreign Government Bonds	2.4
Computer Services & Software	2.3
Pharmaceuticals	2.0
Internet	2.0
Residential Mortgage-Backed Securities	1.9
Oil, Gas And Consumable Fuels	1.8
Insurance	1.8
Telecommunications	1.7
Retail & Merchandising	1.6
Transportation	1.6
Media	1.3
Retail	1.2
Software	1.2
Consumer Products & Services	1.1
Aerospace & Defense	1.0
Electric	0.9
Diversified Manufacturing	0.9
Hotels, Restaurants & Leisure	0.9
Foods	0.8
Automobile Manufacturers	0.8
Semiconductors	0.7
Commercial Banks	0.7
Electronic Components	0.6
Real Estate	0.6
Municipal Bonds	0.6
Asset-Backed Securities	0.5
Pipelines	0.5
Commercial Mortgage-Backed Securities	0.5
Utilities	0.4
Paper & Forest Products	0.4

Airlines	0.4%
Medical Supplies & Equipment	0.4
Healthcare – Products	0.4
Industrial Conglomerates	0.4
Diversified Machinery	0.4
Distribution/Wholesale	0.4
Agriculture	0.4
Machinery & Equipment	0.3
Diversified Telecommunication Services	0.3
Engineering/Construction	0.3
Specialty Retail	0.3
U.S. Government Agency Obligation	0.3
Lodging	0.3
Capital Markets	0.3
Lumber & Wood Products	0.3
Holding Companies – Diversified	0.2
Entertainment & Leisure	0.2
Biotechnology	0.2
Commercial Services	0.2
Iron/Steel	0.2
Automotive Parts	0.2
Wireless Telecommunication Services	0.2
Household Products/Wares	0.2
Oil & Gas Services	0.2
Beverages	0.2
Tobacco	0.2
Building Materials	0.2
Bank Loans	0.2
Auto/Trucks Parts & Equipment	0.2
Real Estate Investment Trusts	0.2
Containers & Packaging	0.2
Office Equipment	0.1
Multimedia	0.1
Coal	0.1
Gas Distribution	0.1
Home Furnishings	0.1
Electronics	0.1
Construction	0.1
Diversified Operations	0.1
Equipment Services	0.1

113.2
Options Written and Securities Sold Short	(0.9)
Other liabilities in excess of other assets	(12.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$213,342	*	Due from broker-variation margin	$1,043,789	*
Interest rate contracts	Unrealized appreciation on swap agreements	475,055		Unrealized depreciation on swap agreements	303,484
Interest rate contracts	Premiums paid for swap agreements	365,405		Premiums received for swap agreements	50,842
Interest rate contracts	Unaffiliated investments	64,187		Written options outstanding, at value	3,197,454
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	3,578,430		Unrealized depreciation on foreign currency forward contracts	2,825,529
Foreign exchange contracts	—	—		Written options outstanding, at value	75,120
Credit contracts	Unrealized appreciation on swap agreements	4,145,404		Unrealized depreciation on swap agreements	908,425
Credit contracts	Premiums paid for swap agreements	1,187,209		Premiums received for swap agreements	933,416
Credit contracts	—	—		Written options outstanding, at value	142,998
Equity contracts	Due from broker-variation margin	2,611,141	*	Due from broker-variation margin	3,363	*
Equity contracts	Unrealized appreciation on swap agreements	1,185,446		Unrealized depreciation on swap agreements	81,444
Commodity contracts	Due from broker-variation margin	121,270	*	Due from broker-variation margin	62,150	*
Commodity contracts	Unaffiliated investments	49,368		Written options outstanding, at value	22,913

Total		$13,996,257			$9,650,927

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$—	$280	$7,211,615	$2,713,814	$2,354,802	$—	$12,280,511
Foreign exchange contracts	—	—	(13,645)	—	730,853	—	6,804,178	7,521,386
Credit contracts	—	—	—	—	176,573	968,334	—	1,144,907
Equity contracts	74,194	8,094	—	9,221,002	—	28,166,378	—	37,469,668
Commodity contracts	—	—	—	185	—	7,993,824	—	7,994,009

Total	$74,194	$8,094	$(13,365)	$16,432,802	$3,621,240	$39,483,338	$6,804,178	$66,410,481

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$40,180	$(805,308)	$(970,193)	$23,581	$—	$(1,711,740)
Foreign exchange contracts	—	—	(105,852)	—	(2,217,243)	(2,323,095)
Credit contracts	—	—	261,156	(158,409)	—	102,747
Equity contracts	—	2,114,048	—	(3,218,312)	—	(1,104,264)
Commodity contracts	(89,007)	59,120	112,087	—	—	82,200

Total	$(48,827)	$1,367,860	$(702,802)	$(3,353,140)	$(2,217,243)	$(4,954,152)

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts – Long Positions(3)	Futures Contracts – Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements – Buy Protection(6)	Credit Default Swap Agreements – Sell Protection(6)	Total Return Swap Agreements(6)
$32,476	$2,112,823	$335,907,450	$175,780	$73,132,182	$218,058,453	$90,877,992	$58,335,648	$73,645,948	$103,236,600

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST ADVANCED STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $130,497,424:
Unaffiliated investments (cost $3,327,433,650)	$3,587,377,100
Affiliated investments (cost $380,516,833)	380,516,833
Deposit with broker	152,696
Foreign currency, at value (cost $7,093,505)	7,134,187
Receivable for investments sold	348,756,502
Dividends and interest receivable	11,605,050
Receivable for fund share sold	7,686,196
Unrealized appreciation on swap agreements	5,805,905
Unrealized appreciation on foreign currency forward contracts	3,578,430
Premiums paid for swap agreements	1,552,614
Tax reclaim receivable	890,294
Due from broker-variation margin	517,084
Prepaid expenses	18,399

Total Assets	4,355,591,290

LIABILITIES:
Payable for investments purchased	656,892,956
Payable to broker for collateral for securities on loan	134,444,729
Securities sold short, at value (proceeds received $27,455,781)	27,386,413
Due to broker	20,180,000
Written options outstanding, at value (premiums received $3,072,681)	3,438,485
Unrealized depreciation on foreign currency forward contracts	2,825,529
Unrealized depreciation on swap agreements	1,293,353
Advisory fees payable	1,121,837
Premiums received for swap agreements	984,258
Payable to custodian	638,275
Accrued expenses and other liabilities	377,488
Payable for fund share repurchased	192,382
Shareholder servicing fees payable	14,591
Affiliated transfer agent fee payable	542

Total Liabilities	849,790,838

NET ASSETS	$3,505,800,452

Net assets were comprised of:
Paid-in capital	$3,336,674,556
Retained earnings	169,125,896

Net assets, December 31, 2010	$3,505,800,452

Net asset value and redemption price per share, $3,505,800,452 / 320,645,257 outstanding shares of beneficial interest	$10.93

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,256,401 foreign withholding tax)	$36,140,083
Unaffiliated interest income	27,496,326
Affiliated dividend income	474,946
Affiliated income from securities lending, net	263,729

64,375,084

EXPENSES
Advisory fees	21,375,984
Shareholder servicing fees and expenses	2,514,822
Custodian and accounting fees	910,000
Audit fee	65,000
Trustees’ fees	31,000
Insurance expenses	22,000
Commitment fee on syndicated credit agreement	22,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,500
Shareholders’ reports	9,000
Loan interest expense (Note 7)	2,413
Miscellaneous	40,544

Total expenses	25,015,263
Less: shareholder servicing fee waiver	(529,447)

Net expenses	24,485,816

NET INVESTMENT INCOME	39,889,268

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	67,628,659
Futures transactions	16,432,802
Options written transactions	3,621,240
Short sales transactions	(218,510)
Swap agreement transactions	39,483,338
Foreign currency transactions	(6,615)

126,940,914

Net change in unrealized appreciation (depreciation) on:
Investments and other assets	179,237,626
Futures	1,367,860
Options written	(702,802)
Short sales	(341,052)
Swap agreements	(3,353,140)
Foreign currencies	(2,241,557)

173,966,935

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	300,907,849

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$340,797,117

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$39,889,268	$26,041,250
Net realized gain (loss) on investment and foreign currency transactions	126,940,914	(30,516,846)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	173,966,935	326,605,094

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	340,797,117	322,129,498

DISTRIBUTIONS	(26,075,156)	(38,046,693)

FUND SHARE TRANSACTIONS:
Fund share sold [154,734,401 and 108,618,706 shares, respectively]	1,568,858,972	934,218,309
Fund share issued in reinvestment of distributions [2,721,833 and 4,529,368 shares, respectively]	26,075,156	38,046,693
Fund share repurchased [44,549,150 and 24,867,737 shares, respectively]	(425,635,344)	(185,364,226)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,169,298,784	786,900,776

TOTAL INCREASE IN NET ASSETS	1,484,020,745	1,070,983,581
NET ASSETS:
Beginning of year	2,021,779,707	950,796,126

End of year	$3,505,800,452	$2,021,779,707

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 99.6%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)

AST Federated Aggressive Growth Portfolio	723,077	$6,695,694
AST Goldman Sachs Concentrated Growth Portfolio	1,606,960	43,966,431
AST Goldman Sachs Mid-Cap Growth Portfolio*	1,030,428	5,605,531
AST International Growth Portfolio	3,631,401	41,870,052
AST International Value Portfolio	2,693,539	42,234,696
AST Jennison Large-Cap Growth Portfolio*	2,136,762	25,854,826
AST Jennison Large-Cap Value Portfolio	1,919,284	22,954,635
AST Large-Cap Value Portfolio	6,947,931	92,546,441
AST Marsico Capital Growth Portfolio	1,809,918	35,003,821
AST MFS Growth Portfolio	4,534,838	43,670,488
AST Mid-Cap Value Portfolio	397,830	4,746,107
AST Money Market Portfolio	27,251	27,251
AST Neuberger Berman Mid-Cap Growth Portfolio*	265,188	5,664,411
AST Parametric Emerging Markets Equity Portfolio	1,500,559	14,885,549
AST Small-Cap Growth Portfolio	326,253	6,655,567
AST Small-Cap Value Portfolio	984,072	13,353,854
AST T. Rowe Price Large-Cap Growth Portfolio*	2,109,592	26,116,751
AST T. Rowe Price Natural Resources Portfolio	452,354	10,214,159
AST Value Portfolio	4,459,671	38,397,768

TOTAL LONG-TERM INVESTMENTS (cost $409,054,171)		480,464,032

SHORT-TERM INVESTMENT — 0.2%
	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,035,656)	1,035,656	$1,035,656

TOTAL INVESTMENTS(w) — 99.8% (cost $410,089,827)		481,499,688
Other assets in excess of liabilities — 0.2%		981,115

NET ASSETS — 100.0%		$482,480,803

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$481,499,688	$—	$—

Total	$481,499,688	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2010 were as follows:

Investment Type
Large/Mid-Cap Growth	38.5%
Large/Mid-Cap Value	32.9
International Value	8.7
International Growth	8.7
Emerging Markets	3.1
Small-Cap Value	2.8
Small-Cap Growth	2.8
Sector	2.1
Money Market	0.2

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Affiliated investments (cost $410,089,827)	$481,499,688
Cash	1,070,404
Receivable for investments sold	161,181
Receivable for fund share sold	8,279
Dividends receivable	449
Prepaid expenses	22

Total Assets	482,740,023

LIABILITIES:
Payable for fund share repurchased	188,269
Accrued expenses and other liabilities	49,367
Advisory fees payable	20,522
Affiliated transfer agent fee payable	542
Deferred trustees’ fees	520

Total Liabilities	259,220

NET ASSETS	$482,480,803

Net assets were comprised of:
Paid-in capital	$512,832,769
Retained earnings	(30,351,966)

Net assets, December 31, 2010	$482,480,803

Net asset value and redemption price per share, $482,480,803 / 51,643,148 outstanding shares of beneficial interest	$9.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Affiliated dividend income	$2,311,684

EXPENSES
Advisory fees	665,811
Custodian and accounting fees	81,000
Audit fee	19,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Shareholders’ reports	9,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	4,000
Loan interest expense (Note 7)	139
Miscellaneous	8,215

Total expenses	819,165

NET INVESTMENT INCOME	1,492,519

NET REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED INVESTMENTS
Net realized gain on:
Investment transactions	1,006,573
Net capital gain distribution received	53,748

1,060,321

Net change in unrealized appreciation (depreciation) on investments	54,426,065

NET GAIN ON INVESTMENTS	55,486,386

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,978,905

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$1,492,519	$2,076,026
Net realized gain (loss) on investment transactions	1,060,321	(41,669,472)
Net change in unrealized appreciation (depreciation) on investments	54,426,065	96,368,362

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	56,978,905	56,774,916

DISTRIBUTIONS	(2,075,814)	(2,716,817)

FUND SHARE TRANSACTIONS:
Fund share sold [16,244,190 and 21,788,714 shares, respectively]	135,473,262	154,349,013
Fund share issued in reinvestment of distributions [262,761 and 391,472 shares, respectively]	2,075,814	2,716,817
Net asset value of shares issued in merger [0 and 16,029,864 shares, respectively] (Note 10)	—	129,438,740
Fund share repurchased [19,052,923 and 4,933,293 shares, respectively]	(153,612,730)	(32,263,947)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(16,063,654)	254,240,623

TOTAL INCREASE IN NET ASSETS	38,839,437	308,298,722
NET ASSETS:
Beginning of year	443,641,366	135,342,644

End of year	$482,480,803	$443,641,366

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 99.7%
COMMON STOCKS	Shares	Value (Note 2)
Advertising — 0.5%
Interpublic Group of Cos., Inc. (The)*	106,700	$1,133,154

Aerospace & Defense — 2.3%
Northrop Grumman Corp.	64,900	4,204,222
Raytheon Co.	25,200	1,167,768

		5,371,990

Agriculture — 1.5%
Archer-Daniels-Midland Co.	37,400	1,124,992
Bunge Ltd. (Bermuda)	37,100	2,430,792

		3,555,784

Airlines — 1.1%
Delta Air Lines, Inc.*	194,000	2,444,400

Automobile Manufacturers — 1.0%
Ford Motor Co.*	102,300	1,717,617
General Motors Co.*	18,500	681,910

		2,399,527

Automotive Parts & Equipment — 1.3%
Lear Corp.*	15,600	1,539,876
TRW Automotive Holdings Corp.*	26,300	1,386,010

		2,925,886

Banks — 3.0%
Capital One Financial Corp.	43,300	1,842,848
Citigroup, Inc.*	349,200	1,651,716
Comerica, Inc.	31,700	1,339,008
Fifth Third Bancorp	148,200	2,175,576

		7,009,148

Beverages — 1.0%
Constellation Brands, Inc. (Class A Stock)*	105,000	2,325,750

Biotechnology — 1.7%
Amgen, Inc.*	32,700	1,795,230
Gilead Sciences, Inc.*	61,200	2,217,888

		4,013,118

Chemicals — 3.6%
Agrium, Inc. (Canada)	19,500	1,789,125
CF Industries Holdings, Inc.	11,000	1,486,650
Dow Chemical Co. (The)	77,800	2,656,092
E.I. du Pont de Nemours & Co.	24,400	1,217,072
LyondellBasell Industries NV (Class A Stock) (Netherlands)*	35,800	1,231,520

		8,380,459

Computer Hardware — 2.4%
Dell, Inc.*	247,800	3,357,690
Hewlett-Packard Co.	53,200	2,239,720

		5,597,410

Conglomerates — 1.0%
Altria Group, Inc.	98,800	2,432,456

Consumer Products & Services — 1.7%
Procter & Gamble Co. (The)	63,200	4,065,656

COMMON STOCKS (continued)	Shares	Value (Note 2)
Containers & Packaging — 0.3%
Sealed Air Corp.	28,800	$732,960

Diversified Manufacturing — 3.6%
Eaton Corp.	21,400	2,172,314
Ingersoll-Rand PLC (Ireland)	65,200	3,070,268
Parker Hannifin Corp.	31,000	2,675,300
SPX Corp.	7,700	550,473

		8,468,355

Electric — 3.2%
Ameren Corp.(a)	26,800	755,492
American Electric Power Co., Inc.	28,600	1,029,028
CMS Energy Corp.(a)	65,000	1,209,000
Constellation Energy Group, Inc.	50,600	1,549,878
Edison International	40,400	1,559,440
NV Energy, Inc.	92,000	1,292,600

		7,395,438

Electronic Components & Equipment — 1.8%
General Electric Co.	231,400	4,232,306

Electronics — 1.6%
Garmin Ltd. (Switzerland)(a)	58,700	1,819,113
Tyco Electronics Ltd. (Switzerland)	55,600	1,968,240

		3,787,353

Entertainment & Leisure — 0.6%
Royal Caribbean Cruises Ltd. (Liberia)*	30,000	1,410,000

Financial – Bank & Trust — 4.7%
Bank of America Corp.	78,100	1,041,854
BB&T Corp.	73,300	1,927,057
Wells Fargo & Co.	255,800	7,927,242

		10,896,153

Financial Services — 5.6%
Goldman Sachs Group, Inc. (The)	13,100	2,202,896
JPMorgan Chase & Co.	200,500	8,505,210
Morgan Stanley	83,600	2,274,756

		12,982,862

Food — 3.1%
ConAgra Foods, Inc.	43,700	986,746
J.M. Smucker Co. (The)	4,100	269,165
Safeway, Inc.	87,700	1,972,373
Sara Lee Corp.	116,700	2,043,417
Smithfield Foods, Inc.*	91,300	1,883,519

		7,155,220

Gas — 2.6%
Atmos Energy Corp.	39,100	1,219,920
CenterPoint Energy, Inc.	81,200	1,276,464
NiSource, Inc.	66,700	1,175,254
Southern Union Co.	47,500	1,143,325
UGI Corp.	40,400	1,275,832

		6,090,795

Healthcare Products — 3.2%
Johnson & Johnson	122,400	7,570,440

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)
Healthcare Providers & Services — 1.0%
Health Net, Inc.*	31,000	$845,990
UnitedHealth Group, Inc.	40,500	1,462,455

		2,308,445

Home Builders — 0.6%
NVR, Inc.*	2,100	1,451,142

Household Products/Wares — 1.3%
Fortune Brands, Inc.	20,200	1,217,050
Kimberly-Clark Corp.	29,900	1,884,896

		3,101,946

Insurance — 3.5%
ACE Ltd. (Switzerland)	11,200	697,200
Allstate Corp. (The)	24,000	765,120
Berkshire Hathaway, Inc. (Class B Stock)*	21,000	1,682,310
Chubb Corp. (The)	11,400	679,896
PartnerRe Ltd. (Bermuda)	10,000	803,500
Travelers Cos., Inc. (The)	47,900	2,668,509
XL Group PLC (Ireland)	38,100	831,342

		8,127,877

Iron & Steel — 0.1%
Cliffs Natural Resources, Inc.	3,500	273,035

Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	2,800	262,248
Terex Corp.*(a)	42,000	1,303,680

		1,565,928

Media — 6.7%
Cablevision Systems Corp. (Class A Stock)	25,600	866,304
Comcast Corp. (Class A Stock)	156,200	3,431,714
DIRECTV (Class A Stock)*	48,800	1,948,584
Gannett Co., Inc.	86,500	1,305,285
News Corp. (Class A Stock)	190,300	2,770,768
Time Warner Cable, Inc.	50,000	3,301,500
Time Warner, Inc.	65,000	2,091,050

		15,715,205

Metal Fabricate/Hardware — 0.3%
Commercial Metals Co.	38,700	642,033

Metals & Mining — 1.0%
Alcoa, Inc.	151,100	2,325,429

Movies & Entertainment — 0.8%
Viacom, Inc. (Class B Stock)	46,500	1,841,865

Oil & Gas — 12.7%
Anadarko Petroleum Corp.	7,000	533,120
Chevron Corp.	53,600	4,891,000
ConocoPhillips	50,800	3,459,480
Devon Energy Corp.	54,600	4,286,646
Ensco International PLC, ADR
(United Kingdom)	46,500	2,482,170
Forest Oil Corp.*	48,000	1,822,560
Hess Corp.	33,700	2,579,398

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil & Gas (cont’d.)
Marathon Oil Corp.	84,600	$3,132,738
Newfield Exploration Co.*	33,700	2,430,107
Nexen, Inc. (Canada)	89,100	2,040,390
Occidental Petroleum Corp.	19,700	1,932,570

		29,590,179

Pharmaceuticals — 5.0%
AstraZeneca PLC, ADR (United Kingdom)(a)	76,800	3,547,392
Merck & Co., Inc.	17,900	645,116
Pfizer, Inc.	427,600	7,487,276

		11,679,784

Retail — 4.9%
Gap, Inc. (The)	106,900	2,366,766
Kohl’s Corp.*	36,500	1,983,410
Lowe’s Cos., Inc.	81,200	2,036,496
Macy’s, Inc.	56,800	1,437,040
Office Depot, Inc.*	151,100	815,940
Ross Stores, Inc.	29,600	1,872,200
TJX Cos., Inc. (The)	22,800	1,012,092

		11,523,944

Retail & Merchandising — 0.6%
Foot Locker, Inc.	76,400	1,498,968

Semiconductors — 0.5%
Intel Corp.	60,000	1,261,800

Software — 1.0%
Microsoft Corp.	87,100	2,431,832

Telecommunications — 6.6%
AT&T, Inc.	208,400	6,122,792
CenturyLink, Inc.	45,900	2,119,203
Corning, Inc.(a)	106,100	2,049,852
Motorola, Inc.*	81,800	741,926
Sprint Nextel Corp.*	11,800	49,914
Verizon Communications, Inc.	64,700	2,314,966
Vodafone Group PLC, ADR (United Kingdom)	79,000	2,087,970

		15,486,623

TOTAL LONG-TERM INVESTMENTS (cost $208,114,899)		233,202,655

SHORT-TERM INVESTMENT — 4.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $9,371,593;includes $7,758,825 of cashcollateral for securities onloan)(b)(w)(Note 4)	9,371,593	9,371,593

TOTAL INVESTMENTS — 103.7% (cost $217,486,492)		242,574,248
Liabilities in excess of other assets — (3.7)%		(8,733,150)

NET ASSETS — 100.0%		$233,841,098

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $7,597,702; cash collateral of $7,758,825 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 –Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$233,202,655	$—	$—
Affiliated Money Market Mutual Fund	9,371,593	—	—

Total	$242,574,248	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Oil & Gas	12.7%
Media	6.7
Telecommunications	6.6
Financial Services	5.6
Pharmaceuticals	5.0
Retail	4.9
Financial – Bank & Trust	4.7
Affiliated Money Market Mutual Fund (3.3% represents investments purchased with collateral from securities on loan)	4.0
Diversified Manufacturing	3.6
Chemicals	3.6
Insurance	3.5
Healthcare Products	3.2
Electric	3.2
Food	3.1
Banks	3.0
Gas	2.6
Computer Hardware	2.4
Aerospace & Defense	2.3
Electronic Components & Equipment	1.8
Consumer Products & Services	1.7
Biotechnology	1.7
Electronics	1.6
Agriculture	1.5
Household Products/Wares	1.3
Automotive Parts & Equipment	1.3
Airlines	1.1
Conglomerates	1.0
Software	1.0
Automobile Manufacturers	1.0
Beverages	1.0
Metals & Mining	1.0
Healthcare Providers & Services	1.0
Movies & Entertainment	0.8
Machinery – Construction & Mining	0.7
Retail & Merchandising	0.6
Home Builders	0.6
Entertainment & Leisure	0.6
Semiconductors	0.5
Advertising	0.5
Containers & Packaging	0.3
Metal Fabricate/Hardware	0.3
Iron & Steel	0.1

103.7
Liabilities in excess of other assets	(3.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $7,597,702:
Unaffiliated investments (cost $208,114,899)	$233,202,655
Affiliated investments (cost $9,371,593)	9,371,593
Cash	734
Receivable for investments sold	533,934
Dividends receivable	252,489
Receivable for fund share sold	97,674
Prepaid expenses	3,254

Total Assets	243,462,333

LIABILITIES:
Payable to broker for collateral for securities on loan	7,758,825
Payable for fund share repurchased	1,252,042
Payable for investments purchased	499,858
Advisory fees payable	58,273
Accrued expenses and other liabilities	50,407
Shareholder servicing fees payable	1,288
Affiliated transfer agent fee payable	542

Total Liabilities	9,621,235

NET ASSETS	$233,841,098

Net assets were comprised of:
Paid-in capital	$282,549,624
Retained earnings	(48,708,526)

Net assets, December 31, 2010	$233,841,098

Net asset value and redemption price per share, $233,841,098 / 28,053,886 outstanding shares of beneficial interest	$8.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $12,594 foreign withholding tax)	$4,186,168
Affiliated income from securities lending, net	94,633
Affiliated dividend income	13,096

4,293,897

EXPENSES
Advisory fees	1,541,294
Shareholder servicing fees and expenses	205,506
Custodian and accounting fees	69,000
Audit fee	19,000
Trustees’ fees	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Legal fees and expenses	7,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	2,000
Loan interest expense (Note 7)	472
Miscellaneous	8,360

Total expenses	1,882,632
Less: advisory fee waiver and/or expense reimbursement	(73,709)

Net expenses	1,808,923

NET INVESTMENT INCOME	2,484,974

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(5,276,124)
Net change in unrealized appreciation (depreciation) on investments	27,827,791

NET GAIN ON INVESTMENTS	22,551,667

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,036,641

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,484,974	$2,712,704
Net realized loss on investment transactions	(5,276,124)	(52,970,729)
Net change in unrealized appreciation (depreciation) on investments	27,827,791	82,832,690

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	25,036,641	32,574,665

DISTRIBUTIONS	(2,714,623)	(6,094,698)

FUND SHARE TRANSACTIONS:
Fund share sold [8,914,975 and 6,706,426 shares, respectively]	67,912,040	43,815,443
Fund share issued in reinvestment of distributions [368,835 and 976,698 shares, respectively]	2,714,623	6,094,526
Fund share repurchased [6,710,106 and 4,456,243 shares, respectively]	(49,435,264)	(26,287,210)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	21,191,399	23,622,759

TOTAL INCREASE IN NET ASSETS	43,513,417	50,102,726
NET ASSETS:
Beginning of year	190,327,681	140,224,955

End of year	$233,841,098	$190,327,681

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 96.3%
COMMON STOCKS	Shares	Value (Note 2)
Advertising — 1.5%
Interpublic Group of Cos., Inc. (The)*	1,282,525	$13,620,416

Aerospace & Defense — 3.2%
ITT Corp.	63,700	3,319,407
L-3 Communications Holdings, Inc.	46,100	3,249,589
Raytheon Co.	352,300	16,325,582
United Technologies Corp.	76,500	6,022,080

		28,916,658

Banks — 1.4%
Northern Trust Corp.	113,950	6,313,970
PNC Financial Services Group, Inc.	101,620	6,170,366

		12,484,336

Beverages — 0.4%
Molson Coors Brewing Co. (Class B Stock)	67,000	3,362,730

Biotechnology — 5.1%
Amgen, Inc.*	532,000	29,206,800
Gilead Sciences, Inc.*	458,000	16,597,920

		45,804,720

Chemicals — 0.5%
Valspar Corp. (The)	124,000	4,275,520

Commercial Services — 0.3%
SEI Investments Co.	128,500	3,057,015

Computers — 4.3%
EMC Corp.*	148,965	3,411,298
Hewlett-Packard Co.	278,600	11,729,060
International Business Machines Corp.	113,800	16,701,288
MICROS Systems, Inc.*	158,080	6,933,389

		38,775,035

Diversified Financial Services — 2.2%
BlackRock, Inc.	39,200	7,470,736
Franklin Resources, Inc.	62,500	6,950,625
IntercontinentalExchange, Inc.*	43,650	5,200,897

		19,622,258

Diversified Manufacturing — 4.2%
Dover Corp.	387,200	22,631,840
Honeywell International, Inc.	276,700	14,709,372

		37,341,212

Electric — 0.8%
DTE Energy Co.	152,400	6,906,768

Electronic Components & Equipment — 2.9%
AMETEK, Inc.	198,450	7,789,162
Emerson Electric Co.	199,000	11,376,830
Hubbell, Inc. (Class B Stock)	115,300	6,932,989

		26,098,981

Engineering & Construction — 0.7%
URS Corp.*	153,800	6,399,618

COMMON STOCKS (continued)	Shares	Value (Note 2)
Entertainment & Leisure — 0.1%
Mattel, Inc.	49,215	$1,251,537

Financial – Bank & Trust — 1.5%
State Street Corp.	133,965	6,207,938
Wells Fargo & Co.	228,500	7,081,215

		13,289,153

Financial Services — 5.5%
Goldman Sachs Group, Inc. (The)	71,800	12,073,888
JPMorgan Chase & Co.	878,580	37,269,364

		49,343,252

Food — 2.4%
ConAgra Foods, Inc.	224,990	5,080,274
Kroger Co. (The)	729,119	16,303,101

		21,383,375

Gas — 1.0%
Energen Corp.	178,600	8,619,236

Healthcare Providers & Services — 4.2%
AmerisourceBergen Corp.	261,370	8,917,944
Cardinal Health, Inc.	155,300	5,949,543
UnitedHealth Group, Inc.	617,613	22,302,006

		37,169,493

Household Products/Wares — 0.6%
Kimberly-Clark Corp.	92,000	5,799,680

Insurance — 7.7%
ACE Ltd. (Switzerland)	384,050	23,907,112
Arch Capital Group Ltd. (Bermuda)*(a)	69,480	6,117,714
AXIS Capital Holdings Ltd. (Bermuda)	546,403	19,604,940
Loews Corp.	165,360	6,434,158
Travelers Cos., Inc. (The)	235,080	13,096,307

		69,160,231

Internet — 0.3%
Liberty Media Holding Corp. – Interactive (Class A Stock)*	141,492	2,231,329

IT Services — 0.9%
Accenture PLC (Class A Stock) (Ireland)	169,399	8,214,158

Machinery & Equipment — 0.4%
Joy Global, Inc.	40,255	3,492,121

Media — 5.3%
Comcast Corp. (Class A Stock)	1,263,115	27,750,636
News Corp. (Class A Stock)	909,180	13,237,661
Time Warner, Inc.	200,815	6,460,219

		47,448,516

Oil & Gas — 11.8%
BP PLC, ADR (United Kingdom)(a)	507,800	22,429,526
Chevron Corp.	373,200	34,054,500
Devon Energy Corp.	70,100	5,503,551

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil & Gas (cont’d.)
Exxon Mobil Corp.	348,900	$25,511,568
Helmerich & Payne, Inc.	136,400	6,612,672
Noble Corp. (Switzerland)(a)	93,520	3,345,210
Occidental Petroleum Corp.	82,900	8,132,490

		105,589,517

Oil & Gas Services — 0.7%
Oceaneering International, Inc.*(a)	86,570	6,374,149

Pharmaceuticals — 5.2%
Abbott Laboratories	126,300	6,051,033
Eli Lilly & Co.	156,450	5,482,008
Endo Pharmaceuticals Holdings, Inc.*	90,840	3,243,897
Forest Laboratories, Inc.*	316,906	10,134,654
Merck & Co., Inc.	241,904	8,718,220
Pfizer, Inc.	720,510	12,616,130

		46,245,942

Retail — 2.3%
Kohl’s Corp.*	110,400	5,999,136
Target Corp.	105,600	6,349,728
TJX Cos., Inc. (The)	179,600	7,972,444

		20,321,308

Semiconductors — 2.0%
Avago Technologies Ltd. (Singapore)	200,900	5,719,623
Intel Corp.	332,500	6,992,475
Marvell Technology Group Ltd. (Bermuda)*	283,200	5,253,360

		17,965,458

Software — 5.2%
Activision Blizzard, Inc.	570,278	7,094,258
Intuit, Inc.*	66,025	3,255,032
Microsoft Corp.	897,500	25,058,200
Oracle Corp.	209,600	6,560,480
VeriFone Systems, Inc.*	118,844	4,582,625

		46,550,595

Telecommunications — 6.0%
Amdocs Ltd. (Guernsey)*	261,100	7,172,417
AT&T, Inc.	708,400	20,812,792

COMMON STOCKS (continued)	Shares	Value (Note 2)
Telecommunications (cont’d.)
Qwest Communications International, Inc.	1,599,600	$12,172,956
Verizon Communications, Inc.	370,000	13,238,600

		53,396,765

Tobacco — 3.9%
Lorillard, Inc.	272,175	22,334,681
Philip Morris International, Inc.	221,740	12,978,442

		35,313,123

Transportation — 1.8%
Norfolk Southern Corp.	256,162	16,092,097

TOTAL LONG-TERM INVESTMENTS (cost $765,770,477)		861,916,302

SHORT-TERM INVESTMENT — 5.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $47,609,923; includes $9,770,443 of cash collateral for securities on loan)(b)(w)(Note 4)	47,609,923	47,609,923

TOTAL INVESTMENTS — 101.6% (cost $813,380,400)		909,526,225
Liabilities in excess of other assets — (1.6)%		(14,752,357)

NET ASSETS — 100.0%		$894,773,868

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt.
*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $9,517,847; cash collateral of $9,770,443 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 –Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$861,916,302	$—	$—
Affiliated Money Market Mutual Fund	47,609,923	—	—

Total	$909,526,225	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Oil & Gas	11.8%
Insurance	7.7
Telecommunications	6.0
Financial Services	5.5
Affiliated Money Market Mutual Fund (1.1% represents investments purchased with collateral from securities on loan)	5.3
Media	5.3
Software	5.2
Pharmaceuticals	5.2
Biotechnology	5.1
Computers	4.3
Diversified Manufacturing	4.2
Healthcare Providers & Services	4.2
Tobacco	3.9
Aerospace & Defense	3.2
Electronic Components & Equipment	2.9
Food	2.4
Retail	2.3
Diversified Financial Services	2.2%
Semiconductors	2.0
Transportation	1.8
Advertising	1.5
Financial – Bank & Trust	1.5
Banks	1.4
Gas	1.0
IT Services	0.9
Electric	0.8
Engineering & Construction	0.7
Oil & Gas Services	0.7
Household Products/Wares	0.6
Chemicals	0.5
Machinery & Equipment	0.4
Beverages	0.4
Commercial Services	0.3
Internet	0.3
Entertainment & Leisure	0.1

101.6
Liabilities in excess of other assets	(1.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $9,517,847:
Unaffiliated investments (cost $765,770,477)	$861,916,302
Affiliated investments (cost $47,609,923)	47,609,923
Dividends receivable	831,281
Receivable for fund share sold	138,410
Prepaid expenses	6,004

Total Assets	910,501,920

LIABILITIES:
Payable to broker for collateral for securities on loan	9,770,443
Payable for investments purchased	2,909,736
Payable for fund share repurchased	2,284,027
Payable to custodian	407,913
Advisory fees payable	269,277
Accrued expenses and other liabilities	81,397
Shareholder servicing fees payable	4,717
Affiliated transfer agent fee payable	542

Total Liabilities	15,728,052

NET ASSETS	$894,773,868

Net assets were comprised of:
Paid-in capital	$1,495,311,981
Retained earnings	(600,538,113)

Net assets, December 31, 2010	$894,773,868

Net asset value and redemption price per share, $894,773,868 / 56,172,188 outstanding shares of beneficial interest	$15.93

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $38,193 foreign withholding tax)	$15,503,007
Affiliated dividend income	66,006
Affiliated income from securities lending, net	34,428

15,603,441

EXPENSES
Advisory fees	6,293,214
Shareholder servicing fees and expenses	839,095
Custodian and accounting fees	135,000
Audit fee	22,000
Commitment fee on syndicated credit agreement	15,000
Trustees’ fees	15,000
Insurance expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Legal fees and expenses	9,000
Shareholders’ reports	8,000
Loan interest expense (Note 7)	1,873
Miscellaneous	11,474

Total expenses	7,373,656
Less: shareholder servicing fee waiver	(42,819)

Net expenses	7,330,837

NET INVESTMENT INCOME	8,272,604

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	75,241,213
Net change in unrealized appreciation (depreciation) on investments	15,744,010

NET GAIN ON INVESTMENTS	90,985,223

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,257,827

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$8,272,604	$12,622,807
Net realized gain (loss) on investment transactions	75,241,213	(115,889,562)
Net change in unrealized appreciation (depreciation) on investments	15,744,010	274,617,324

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	99,257,827	171,350,569

DISTRIBUTIONS	(12,614,842)	(33,264,991)

FUND SHARE TRANSACTIONS:
Fund share sold [9,884,841 and 29,136,681 shares, respectively]	142,090,469	367,213,505
Fund share issued in reinvestment of distributions [920,120 and 2,631,724 shares, respectively]	12,614,842	33,264,991
Fund share repurchased [15,527,272 and 58,704,332 shares, respectively]	(220,662,925)	(756,761,409)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(65,957,614)	(356,282,913)

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,685,371	(218,197,335)
NET ASSETS:
Beginning of year	874,088,497	1,092,285,832

End of year	$894,773,868	$874,088,497

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace — 1.5%
Boeing Co. (The)	2,338	$152,578
General Dynamics Corp.	16,497	1,170,627
Lockheed Martin Corp.	486	33,977
Northrop Grumman Corp.	33,899	2,195,977
Raytheon Co.	11,580	536,617

		4,089,776

Automobile Manufacturers — 1.0%
Ford Motor Co.*	155,865	2,616,973

Automotive Parts — 0.9%
Magna International, Inc. (Class A Stock) (Canada)	4,883	253,916
TRW Automotive Holdings Corp.*	41,061	2,163,915

		2,417,831

Beverages — 1.6%
Coca-Cola Co. (The)	26,980	1,774,474
Coca-Cola Enterprises, Inc.	21,196	530,536
Dr. Pepper Snapple Group, Inc.	53,054	1,865,379
PepsiCo, Inc.	1,606	104,920

		4,275,309

Biotechnology — 1.8%
Amgen, Inc.*	53,019	2,910,743
Biogen Idec, Inc.*	23,815	1,596,796
Cubist Pharmaceuticals, Inc.*(a)	19,006	406,728

		4,914,267

Cable Television — 0.9%
Comcast Corp. (Class A Stock)	115,077	2,528,242

Chemicals — 1.7%
E.I. du Pont de Nemours & Co.	65,054	3,244,894
Minerals Technologies, Inc.	3,759	245,876
OM Group, Inc.*	22,186	854,383
PPG Industries, Inc.	1,707	143,507

		4,488,660

Commercial Services — 0.5%
Convergys Corp.*	48,942	644,566
H&R Block, Inc.(a)	68,308	813,548

		1,458,114

Computer Hardware — 6.6%
Apple, Inc.*	15,227	4,911,621
EMC Corp.*	36,946	846,063
Hewlett-Packard Co.	89,625	3,773,213
International Business Machines Corp.	40,882	5,999,842
Western Digital Corp.*	66,323	2,248,350

		17,779,089

Computer Services & Software — 5.5%
Accenture PLC (Class A Stock) (Ireland)	49,443	2,397,491
Computer Sciences Corp.	27,445	1,361,272
Intuit, Inc.*	35,467	1,748,523

COMMON STOCKS (continued)	Shares	Value (Note 2)
Computer Services & Software (cont’d.)
Lexmark International, Inc. (Class A Stock)*	13,374	$465,683
Microsoft Corp.	240,350	6,710,572
Seagate Technology PLC (Ireland)*	132,968	1,998,509
Synopsys, Inc.*	5,180	139,394

		14,821,444

Computers — 0.5%
SanDisk Corp.*	28,641	1,428,040

Conglomerates — 0.3%
Philip Morris International, Inc.	13,700	801,861

Consumer Products & Services — 6.7%
American Greetings Corp. (Class A Stock)	19,456	431,145
Blyth, Inc.	325	11,206
Johnson & Johnson	92,639	5,729,722
Kimberly-Clark Corp.	41,841	2,637,656
Lauder, (Estee) Cos., Inc. (The) (Class A Stock)	5,291	426,984
Procter & Gamble Co. (The)	78,727	5,064,508
Rent-A-Center, Inc.	35,668	1,151,363
Reynolds American, Inc.	74,532	2,431,234
Whirlpool Corp.(a)	1,964	174,462

		18,058,280

Containers & Packaging
Graphic Packaging Holding Co.*	24,286	94,473

Diversified Financial Services — 1.5%
American Express Co.	26,654	1,143,990
Ameriprise Financial, Inc.	9,298	535,100
Legg Mason, Inc.	57,764	2,095,100
NASDAQ OMX Group, Inc. (The)*	18,018	427,207

		4,201,397

Diversified Telecommunication Services — 0.2%
Qwest Communications International, Inc.	77,615	590,650

Educational Services — 0.4%
Apollo Group, Inc. (Class A Stock)*	1,416	55,918
ITT Educational Services, Inc.*	14,991	954,777

		1,010,695

Electric — 0.2%
FirstEnergy Corp.	14,865	550,302

Electronic Components & Equipment — 3.3%
Celestica, Inc. (Canada)*	44,934	435,860
Emerson Electric Co.	16,737	956,854
Garmin Ltd. (Switzerland)(a)	2,873	89,034
General Electric Co.	173,700	3,176,973
Parker Hannifin Corp.	28,112	2,426,066
Tyco Electronics Ltd. (Switzerland)	52,110	1,844,694
Vishay Intertechnology, Inc.*	3,581	52,569

		8,982,050

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Services — 1.3%
DTE Energy Co.	24,844	$1,125,930
Integrys Energy Group, Inc.	45,061	2,185,909
NRG Energy, Inc.*	5,314	103,836

		3,415,675

Entertainment & Leisure — 0.1%
Polaris Industries, Inc.	3,817	297,802

Environmental Services — 0.1%
Republic Services, Inc.	9,738	290,777

Financial – Bank & Trust — 3.7%
Bank of America Corp.	159,423	2,126,703
CapitalSource, Inc.	55,693	395,420
Fifth Third Bancorp	29,892	438,815
SunTrust Banks, Inc.	4,114	121,404
Toronto-Dominion Bank (The) (Canada)	10,161	755,064
U.S. Bancorp	83,197	2,243,823
Wells Fargo & Co.	124,815	3,868,017

		9,949,246

Financial Services — 4.4%
Bank of New York Mellon Corp. (The)	64,332	1,942,826
Citigroup, Inc.*	313,768	1,484,123
Goldman Sachs Group, Inc. (The)	12,375	2,080,980
JPMorgan Chase & Co.	148,491	6,298,988

		11,806,917

Food — 2.4%
Corn Products International, Inc.	39,643	1,823,578
Del Monte Foods Co.	92,538	1,739,714
Dole Food Co., Inc.*(a)	15,178	205,055
Hershey Co. (The)	9,645	454,762
Tyson Foods, Inc. (Class A Stock)(a)	129,748	2,234,260

		6,457,369

Healthcare Products
Hill-Rom Holdings, Inc.	2,124	83,622

Healthcare Services — 2.2%
Health Net, Inc.*	1,616	44,101
Humana, Inc.*	43,095	2,359,020
Magellan Health Services, Inc.*	17,800	841,584
UnitedHealth Group, Inc.	75,485	2,725,763

		5,970,468

Home Builders — 0.3%
EMCOR Group, Inc.*	24,303	704,301

Hotels & Motels — 0.1%
Wyndham Worldwide Corp.	7,664	229,613

Insurance — 5.1%
ACE Ltd. (Switzerland)	42,688	2,657,328
Allied World Assurance Co Holdings Ltd. (Switzerland)	10,234	608,309
American Financial Group, Inc.	72,832	2,351,745

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (cont’d.)
Aspen Insurance Holdings Ltd. (Bermuda)	52,346	$1,498,143
Berkshire Hathaway, Inc. (Class B Stock)*	11,955	957,715
Loews Corp.	57,362	2,231,955
Principal Financial Group, Inc.	71,550	2,329,668
Sun Life Financial, Inc. (Canada)	40,475	1,218,298

		13,853,161

Internet Services — 1.8%
AOL, Inc.*	50,669	1,201,362
Cisco Systems, Inc.*	37,828	765,260
EarthLink, Inc.	45,973	395,368
eBay, Inc.*	1,052	29,277
Google, Inc. (Class A Stock)*	4,143	2,460,818
IAC/InterActiveCorp*	372	10,676

		4,862,761

Machinery & Equipment — 0.1%
Briggs & Stratton Corp.	10,171	200,267

Media — 1.3%
Gannett Co., Inc.	10,581	159,667
Scholastic Corp.(a)	9,353	276,288
Time Warner, Inc.	93,882	3,020,184

		3,456,139

Medical Supplies & Equipment — 1.0%
Becton, Dickinson and Co.	31,981	2,703,034

Metals & Mining — 3.1%
Caterpillar, Inc.	22,167	2,076,161
Freeport-McMoRan Copper & Gold, Inc.	25,711	3,087,634
Newmont Mining Corp.	31,654	1,944,505
Timken Co.	29,680	1,416,627

		8,524,927

Miscellaneous Manufacturing — 1.5%
3M Co.	14,673	1,266,280
Eaton Corp.	21,090	2,140,846
Honeywell International, Inc.	13,782	732,651

		4,139,777

Oil & Gas — 10.3%
Chevron Corp.	66,604	6,077,615
Complete Production Services, Inc.*	25,439	751,723
ConocoPhillips	60,839	4,143,136
Exxon Mobil Corp.	99,503	7,275,659
Hess Corp.	10,206	781,167
Murphy Oil Corp.	26,957	2,009,644
National Oilwell Varco, Inc.	18,847	1,267,461
Occidental Petroleum Corp.	36,327	3,563,679
Schlumberger Ltd. (Netherlands)	9,913	827,736
Seacor Holdings, Inc.	879	88,858
Transocean Ltd. (Switzerland)*	17,022	1,183,199

		27,969,877

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Paper & Forest Products — 0.8%
Domtar Corp.	22,901	$1,738,644
International Paper Co.	20,301	552,999

		2,291,643

Pharmaceuticals — 4.7%
Abbott Laboratories	24,353	1,166,752
Bristol-Myers Squibb Co.	104,113	2,756,912
Cardinal Health, Inc.	39,080	1,497,155
Cephalon, Inc.*(a)	22,197	1,369,999
Eli Lilly & Co.	74,011	2,593,346
Forest Laboratories, Inc.*	17,025	544,460
Merck & Co., Inc.	8,308	299,420
Pfizer, Inc.	148,493	2,600,112

		12,828,156

Printing & Publishing — 0.2%
RR Donnelley & Sons Co.(a)	28,568	499,083

Railroads — 0.6%
CSX Corp.	23,201	1,499,017

Real Estate Investment Trusts — 0.5%
Public Storage, Inc.(a)	5,137	520,994
Simon Property Group, Inc.	8,914	886,854

		1,407,848

Restaurants — 1.0%
McDonald’s Corp.	34,839	2,674,242

Retail — 0.3%
Dillard’s, Inc. (Class A Stock)	21,645	821,211

Retail & Merchandising — 5.6%
Best Buy Co., Inc.	51,747	1,774,405
Cash America International, Inc.	2,341	86,453
Gap, Inc. (The)	116,845	2,586,948
General Mills, Inc.	17,753	631,829
Home Depot, Inc. (The)	19,623	687,982
Lowe’s Cos., Inc.	53,820	1,349,806
Macy’s, Inc.	3,139	79,417
Starbucks Corp.	60,564	1,945,921
SUPERVALU, Inc.	8,664	83,434
Target Corp.	5,657	340,156
Wal-Mart Stores, Inc.	38,193	2,059,749
Walgreen Co.	34,119	1,329,276
Williams-Sonoma, Inc.	62,100	2,216,349

		15,171,725

Semiconductors — 3.4%
Intel Corp.	244,279	5,137,187
LSI Corp.*	176,954	1,059,955
Micron Technology, Inc.*(a)	136,847	1,097,513
Teradyne, Inc.*(a)	57,925	813,267
Texas Instruments, Inc.	32,292	1,049,490

		9,157,412

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software — 0.9%
Acxiom Corp.*	3,725	$63,884
Oracle Corp.	76,281	2,387,595

		2,451,479

Telecommunications — 4.0%
Arris Group, Inc.*	22,281	249,993
AT&T, Inc.	194,725	5,721,020
CenturyLink, Inc.	13,894	641,486
Motorola, Inc.*	15,908	144,286
Verizon Communications, Inc.	115,703	4,139,853

		10,896,638

Transportation — 1.4%
FedEx Corp.	134	12,463
United Parcel Service, Inc. (Class B Stock)	51,948	3,770,386

		3,782,849

Utilities — 1.1%
Ameren Corp.(a)	3,005	84,711
Entergy Corp.	12,130	859,168
Exelon Corp.	20,882	869,526
NextEra Energy, Inc.	23,104	1,201,177

		3,014,582

TOTAL LONG-TERM INVESTMENTS (cost $233,330,365)		266,519,071

SHORT-TERM INVESTMENTS — 4.6%

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATION — 1.4%
Federal Home Loan Bank(n) (cost $3,812,000)
0.001%	01/03/11	$3,812	3,812,000

		Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 3.2%
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $8,774,723; includes $8,774,723 of cash collateral for securities on loan)(b)(w)(Note 4)		8,774,723	8,774,723

TOTAL SHORT-TERM INVESTMENTS (cost $12,586,723)			12,586,723

TOTAL INVESTMENTS — 103.0% (cost $245,917,088)			279,105,794
Liabilities in excess of other assets(x) — (3.0)%			(8,144,782)

NET ASSETS — 100.0%			$270,961,012

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $8,441,699; cash collateral of $8,774,723 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(n)	Rate shown is the effective yield at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

(x)	Liabilities in excess of other assets includes net unrealized appreciation on futures contracts as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation(1)
Long Position:
20	S&P 500 E-Mini	Mar. 2011	$1,223,700	$1,253,000	$29,300

(1)	Cash of $90,000 has been segregated with the broker to cover requirements for open futures contracts at December 31, 2010.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$266,519,071	$—	$—
U.S. Government Agency Obligation	—	3,812,000	—
Affiliated Money Market Mutual Fund	8,774,723	—	—
Other Financial Instruments*
Futures	29,300	—	—

Total	$275,323,094	$3,812,000	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Oil & Gas	10.3%
Consumer Products & Services	6.7
Computer Hardware	6.6
Retail & Merchandising	5.6
Computer Services & Software	5.5
Insurance	5.1
Pharmaceuticals	4.7
Financial Services	4.4
Telecommunications	4.0
Financial – Bank & Trust	3.7
Semiconductors	3.4
Electronic Components & Equipment	3.3
Affiliated Money Market Mutual Fund (3.2% represents investments purchased with collateral from securities on loan)	3.2
Metals & Mining	3.1
Food	2.4
Healthcare Services	2.2
Biotechnology	1.8
Internet Services	1.8
Chemicals	1.7
Beverages	1.6
Diversified Financial Services	1.5
Miscellaneous Manufacturing	1.5
Aerospace	1.5
U.S. Government Agency Obligation	1.4
Transportation	1.4
Media	1.3
Energy Services	1.3
Utilities	1.1
Medical Supplies & Equipment	1.0
Restaurants	1.0
Automobile Manufacturers	1.0
Cable Television	0.9
Software	0.9
Automotive Parts	0.9
Paper & Forest Products	0.8
Railroads	0.6
Commercial Services	0.5
Computers	0.5
Real Estate Investment Trusts	0.5
Educational Services	0.4
Retail	0.3
Conglomerates	0.3
Home Builders	0.3
Diversified Telecommunication Services	0.2
Electric	0.2
Printing & Publishing	0.2
Entertainment & Leisure	0.1
Environmental Services	0.1
Hotels & Motels	0.1
Machinery & Equipment	0.1

103.0
Liabilities in excess of other assets	(3.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Due to broker-variation margin	$29,300	—	$—	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$57,797

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(6,260)

For the year ended December 31, 2010, the Portfolio’s average value at trade date for futures long position was $1,578,670.

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $8,441,699:
Unaffiliated investments (cost $237,142,365)	$270,331,071
Affiliated investments (cost $8,774,723)	8,774,723
Cash	816
Deposit with broker	90,000
Receivable for investments sold	16,292,571
Receivable for fund share sold	1,381,755
Dividends and interest receivable	217,513
Prepaid expenses	1,636

Total Assets	297,090,085

LIABILITIES:
Payable for investments purchased	17,202,695
Payable to broker for collateral for securities on loan	8,774,723
Advisory fees payable	90,505
Accrued expenses and other liabilities	50,522
Payable for fund share repurchased	7,112
Due to broker-variation margin	1,500
Shareholder servicing fees payable	1,474
Affiliated transfer agent fee payable	542

Total Liabilities	26,129,073

NET ASSETS	$270,961,012

Net assets were comprised of:
Paid-in capital	$313,318,283
Retained earnings	(42,357,271)

Net assets, December 31, 2010	$270,961,012
Net asset value and redemption price per share, $270,961,012 / 21,318,188 outstanding shares of beneficial interest	$12.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $13,609 foreign withholding tax)	$4,783,051
Affiliated income from securities lending, net	33,849
Unaffiliated interest income	2,865
Affiliated dividend income	273

4,820,038

EXPENSES
Advisory fees	1,668,144
Shareholder servicing fees and expenses	222,419
Custodian and accounting fees	91,000
Audit fee	22,000
Trustees’ fees	11,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	3,000
Loan interest expense (Note 7)	292
Miscellaneous	6,368

Total expenses	2,054,223
Less: advisory fee waiver and/or expense reimbursement	(28,706)

Net expenses	2,025,517

NET INVESTMENT INCOME	2,794,521

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	8,279,264
Futures transactions	57,797

8,337,061

Net change in unrealized appreciation (depreciation) on:
Investments	18,124,306
Futures	(6,260)

18,118,046

NET GAIN ON INVESTMENTS	26,455,107

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,249,628

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,794,521	$2,816,827
Net realized gain (loss) on investment transactions	8,337,061	(25,589,087)
Net change in unrealized appreciation (depreciation) on investments	18,118,046	50,913,657

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	29,249,628	28,141,397

DISTRIBUTIONS	(2,818,909)	(3,715,763)

FUND SHARE TRANSACTIONS:
Fund share sold [7,094,818 and 5,450,812 shares, respectively]	82,521,061	54,181,050
Fund share issued in reinvestment of distributions [254,185 and 379,935 shares, respectively]	2,818,909	3,715,763
Fund share repurchased [4,333,880 and 2,132,284 shares, respectively]	(47,998,494)	(19,036,894)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	37,341,476	38,859,919

TOTAL INCREASE IN NET ASSETS	63,772,195	63,285,553
NET ASSETS:
Beginning of year	207,188,817	143,903,264

End of year	$270,961,012	$207,188,817

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 96.8%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)

AST Federated Aggressive Growth Portfolio	6,391,179	$59,182,318
AST Goldman Sachs Concentrated Growth Portfolio	14,028,440	383,818,119
AST Goldman Sachs Mid-Cap Growth Portfolio*	9,225,977	50,189,316
AST High Yield Portfolio	21,244,515	157,846,743
AST International Growth Portfolio	32,082,636	369,912,796
AST International Value Portfolio	23,784,947	372,947,969
AST Jennison Large-Cap Growth Portfolio*	19,273,405	233,208,198
AST Jennison Large-Cap Value Portfolio	16,440,198	196,624,771
AST Large-Cap Value Portfolio	59,297,771	789,846,315
AST Marsico Capital Growth Portfolio	16,236,623	314,016,283
AST MFS Growth Portfolio	39,923,169	384,460,122
AST Mid-Cap Value Portfolio	3,481,785	41,537,689
AST Money Market Portfolio	143,604,033	143,604,033
AST Neuberger Berman Mid-Cap Growth Portfolio*	2,408,575	51,447,161
AST Parametric Emerging Markets Equity Portfolio	13,406,587	132,993,347
AST PIMCO Total Return Bond Portfolio	124,125,441	1,509,365,363
AST Small-Cap Growth Portfolio	2,934,742	59,868,736
AST Small-Cap Value Portfolio	8,487,053	115,169,307
AST T. Rowe Price Global Bond Portfolio	21,424	236,306
AST T. Rowe Price Large-Cap Growth Portfolio*	19,006,203	235,296,798
AST T. Rowe Price Natural Resources Portfolio	3,976,475	89,788,803
AST Value Portfolio	37,938,698	326,652,188
AST Western Asset Core Plus Bond Portfolio	61,862,395	650,173,776

TOTAL LONG-TERM INVESTMENTS (cost $5,886,585,232)(w)		6,668,186,457

SHORT-TERM INVESTMENTS — 3.0%
	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND — 2.8%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $190,858,114)(w)	190,858,114	$190,858,114

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.2%
U.S. Treasury Bills
0.126%	03/17/11	$400	399,911
0.171%	06/16/11	250	249,804
0.181%	06/16/11	15,400	15,387,926

TOTAL U.S. TREASURY OBLIGATIONS (cost $16,036,918)			16,037,641

TOTAL SHORT-TERM INVESTMENTS (cost $206,895,032)			206,895,755

TOTAL INVESTMENTS — 99.8% (cost $6,093,480,264)			6,875,082,212
Other assets in excess of liabilities(x) — 0.2%			12,720,772

NET ASSETS — 100.0%			$6,887,802,984

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(k)	Securities segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on futures contracts as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)
Long Positions:
915	10 Year U.S. Treasury Notes	Mar. 2011	$113,342,644	$110,200,313	$(3,142,331)
158	CAC40 10 Euro	Jan. 2011	8,192,990	8,043,256	(149,734)
34	DAX Index	Mar. 2011	8,003,889	7,868,119	(135,770)
131	FTSE 100 Index	Mar. 2011	11,896,094	12,035,906	139,812
236	Russell 2000 Mini	Mar. 2011	18,019,440	18,462,280	442,840
475	S&P 500 Index	Mar. 2011	145,328,599	148,793,750	3,465,151
109	Topix Index	Mar. 2011	11,833,822	12,029,068	195,246

					$815,214

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange-traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$6,859,044,571	$—	$—
U.S. Treasury Obligations	—	16,037,641	—
Other Financial Instruments*
Futures	815,214	—	—

Total	$6,859,859,785	$16,037,641	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2010 were as follows:

Investment Type
Core Bonds	31.3%
Large/Mid-Cap Growth	24.0
Large/Mid-Cap Value	19.6
International Value	5.4
International Growth	5.4
Money Market	4.9
High Yield	2.3
Emerging Markets	1.9
Small-Cap Growth	1.8
Small-Cap Value	1.7
Sector	1.3
U.S. Treasury Obligations	0.2

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	—	$—		Due to broker-variation margin	$3,142,331	*
Equity contracts	Due to broker-variation margin	4,243,049	*	Due to broker-variation margin	285,504	*

Total		$4,243,049			$3,427,835

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$7,385,273
Equity contracts	22,753,737

Total	$30,139,010

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(2,873,854)
Equity contracts	3,562,234

Total	$688,380

For the year ended December 31, 2010, the Portfolio’s average value at trade date for futures long position was $218,294,454.

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Affiliated investments (cost $6,077,443,346)	$6,859,044,571
Unaffiliated investments (cost $16,036,918)	16,037,641
Cash	12,515,041
Deposit with broker	719,832
Receivable for fund share sold	6,420,799
Dividends and interest receivable	40,180
Prepaid expenses	2,206

Total Assets	6,894,780,270

LIABILITIES:
Payable for investments purchased	5,544,272
Payable to custodian	725,785
Advisory fees payable	317,459
Payable for fund share repurchased	230,087
Accrued expenses and other liabilities	107,290
Due to broker-variation margin	51,221
Deferred trustees’ fees	630
Affiliated transfer agent fee payable	542

Total Liabilities	6,977,286

NET ASSETS	$6,887,802,984

Net assets were comprised of:
Paid-in capital	$6,310,315,031
Retained earnings	577,487,953

Net assets, December 31, 2010	$6,887,802,984

Net asset value and redemption price per share, $6,887,802,984 / 620,056,751 outstanding shares of beneficial interest	$11.11

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Affiliated dividend income	$53,251,646
Unaffiliated interest income	18,533

53,270,179

EXPENSES
Advisory fees	8,290,858
Custodian and accounting fees	500,000
Trustees’ fees	58,000
Shareholders’ reports	34,000
Insurance expenses	34,000
Legal fees and expenses	31,000
Commitment fee on syndicated credit agreement	21,000
Audit fee	19,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Loan interest expense (Note 7)	14
Miscellaneous	13,047

Total expenses	9,010,919

NET INVESTMENT INCOME	44,259,260

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions (including affiliated $81,318,529)	81,318,529
Net capital gain distribution received (including affiliated $24,048,074)	24,048,074
Futures transactions	30,139,010
Foreign currency transactions	70,629

135,576,242

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $489,926,041)	489,927,004
Futures	688,380
Foreign currencies	(16,883)

490,598,501

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	626,174,743

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$670,434,003

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$44,259,260	$44,542,615
Net realized gain (loss) on investment and foreign currency transactions	135,576,242	(160,781,789)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	490,598,501	618,422,654

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	670,434,003	502,183,480

DISTRIBUTIONS	(44,555,761)	(32,612,442)

FUND SHARE TRANSACTIONS:
Fund share sold [219,605,252 and 234,679,253 shares, respectively]	2,256,795,185	2,095,179,675
Fund share issued in reinvestment of distributions [4,518,840 and 3,722,881 shares, respectively]	44,555,761	32,612,442
Net asset value of shares issued in merger [0 and 92,494,613 shares, respectively] (Note 10)	—	915,783,082
Fund share repurchased [66,354,365 and 32,091,632 shares, respectively]	(651,900,705)	(245,328,342)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,649,450,241	2,798,246,857

TOTAL INCREASE IN NET ASSETS	2,275,328,483	3,267,817,895
NET ASSETS:
Beginning of year	4,612,474,501	1,344,656,606

End of year	$6,887,802,984	$4,612,474,501

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 96.8%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)

AST Federated Aggressive Growth Portfolio	9,440,259	$87,416,798
AST Goldman Sachs Concentrated Growth Portfolio	20,421,517	558,732,705
AST Goldman Sachs Mid-Cap Growth Portfolio*	13,556,624	73,748,033
AST High Yield Portfolio	14,566,714	108,230,688
AST International Growth Portfolio	46,043,668	530,883,489
AST International Value Portfolio	34,104,917	534,765,092
AST Jennison Large-Cap Growth Portfolio*	27,363,832	331,102,367
AST Jennison Large-Cap Value Portfolio	23,936,299	286,278,138
AST Large-Cap Value Portfolio	85,138,016	1,134,038,369
AST Marsico Capital Growth Portfolio	23,228,571	449,240,570
AST MFS Growth Portfolio	57,789,526	556,513,135
AST Mid-Cap Value Portfolio	5,068,751	60,470,199
AST Money Market Portfolio	165,804,456	165,804,456
AST Neuberger Berman Mid-Cap Growth Portfolio*	3,676,842	78,537,346
AST Parametric Emerging Markets Equity Portfolio	19,107,961	189,550,971
AST PIMCO Total Return Bond Portfolio	82,772,327	1,006,511,499
AST Small-Cap Growth Portfolio	4,279,887	87,309,686
AST Small-Cap Value Portfolio	12,587,165	170,807,832
AST T. Rowe Price Global Bond Portfolio	73,409	809,702
AST T. Rowe Price Large-Cap Growth Portfolio*	26,995,063	334,198,879
AST T. Rowe Price Natural Resources Portfolio	5,079,890	114,703,927
AST Value Portfolio	55,120,312	474,585,885
AST Western Asset Core Plus Bond Portfolio	41,432,632	435,456,959

TOTAL LONG-TERM INVESTMENTS(w) (cost $6,674,157,235)		7,769,696,725

SHORT-TERM INVESTMENTS — 3.0%
	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND — 2.7%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund(w) (cost $219,305,297)	219,305,297	$219,305,297

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.3%
U.S. Treasury Bills
0.161%	06/16/11	$50	49,961
0.181%	06/16/11	21,500	21,483,144

TOTAL U.S. TREASURY OBLIGATIONS (cost $21,532,118)			21,533,105

TOTAL SHORT-TERM INVESTMENTS (cost $240,837,415)			240,838,402

TOTAL INVESTMENTS — 99.8% (cost $6,914,994,650)			8,010,535,127
Other assets in excess of liabilities(x) — 0.2%			14,276,616

NET ASSETS — 100.0%			$8,024,811,743

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Other assets in excess of liabilities includes net unrealized appreciation on futures contracts as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)
Long Positions:
589	10 Year U.S. Treasury Notes	Mar. 2011	$73,013,565	$70,937,688	$(2,075,877)
329	CAC40 10 Euro	Jan. 2011	17,062,646	16,748,299	(314,347)
57	DAX Index	Mar. 2011	13,422,036	13,190,671	(231,365)
189	FTSE 100 Index	Mar. 2011	17,168,826	17,364,780	195,954
355	Russell 2000 Mini	Mar. 2011	27,104,250	27,771,650	667,400
650	S&P 500 Index	Mar. 2011	198,850,228	203,612,500	4,762,272
148	Topix Index	Mar. 2011	16,065,082	16,333,046	267,964

					$3,272,001

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$7,989,002,022	$—	$—
U.S. Treasury Obligations	—	21,533,105	—
Other Financial Instruments*
Futures	3,272,001	—	—

Total	$7,992,274,023	$21,533,105	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2010 were as follows:

Investment Type
Large/Mid-Cap Growth	29.7%
Large/Mid-Cap Value	24.4
Core Bonds	17.9
International Value	6.7
International Growth	6.6
Money Market	4.8
Emerging Markets	2.4
Small-Cap Growth	2.2
Small-Cap Value	2.1
Sector	1.4
High Yield	1.3
U.S. Treasury Obligations	0.3

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Due to broker-variation margin	$2,075,877	*
Equity contracts	Due to broker-variation margin	5,893,590	Due to broker-variation margin	545,712	*

Total		$5,893,590		$2,621,589

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$5,109,531
Equity contracts	29,170,610

Total	$34,280,141

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(1,834,588)
Equity contracts	4,533,051

Total	$2,698,463

For the year ended December 31, 2010, the Portfolio’s average value at trade date for futures long position was $243,393,348.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Affiliated investments (cost $6,893,462,532)	$7,989,002,022
Unaffiliated investments (cost $21,532,118)	21,533,105
Cash	14,506,841
Deposit with broker	1,081,292
Receivable for fund share sold	7,096,443
Dividends and interest receivable	45,867
Prepaid expenses	2,581

Total Assets	8,033,268,151

LIABILITIES:
Payable for investments purchased	6,354,552
Payable to custodian	1,081,292
Due to broker-variation margin	456,732
Advisory fees payable	369,379
Accrued expenses and other liabilities	193,399
Affiliated transfer agent fee payable	542
Payable for fund share repurchased	512

Total Liabilities	8,456,408

NET ASSETS	$8,024,811,743

Net assets were comprised of:
Paid-in capital	$8,106,948,550
Retained earnings	(82,136,807)

Net assets, December 31, 2010	$8,024,811,743

Net asset value and redemption price per share, $8,024,811,743 / 768,476,498 outstanding shares of beneficial interest	$10.44

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Affiliated dividend income	$49,677,543
Unaffiliated interest income	26,038

49,703,581

EXPENSES
Advisory fees	9,814,218
Custodian and accounting fees	500,000
Trustees’ fees	69,000
Insurance expenses	40,000
Commitment fee on syndicated credit agreement	27,000
Legal fees and expenses	23,000
Audit fee	18,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Shareholders’ reports	9,000
Loan interest expense (Note 7)	3,270
Miscellaneous	17,994

Total expenses	10,531,482

NET INVESTMENT INCOME	39,172,099

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $(254,517,381))	(254,517,381)
Net capital gain distribution received (including affiliated $16,519,572)	16,519,572
Futures transactions	34,280,141
Foreign currency transactions	51,350

(203,666,318)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $982,117,084)	982,118,536
Futures	2,698,463
Foreign currencies	(24,884)

984,792,115

NET GAIN ON INVESTMENTS AND FOREIGN
CURRENCIES	781,125,797

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$820,297,896

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$39,172,099	$69,492,231
Net realized loss on investment and foreign currency transactions	(203,666,318)	(455,887,565)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	984,792,115	1,348,939,110

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	820,297,896	962,543,776

DISTRIBUTIONS	(69,577,232)	(76,654,365)

FUND SHARE TRANSACTIONS:
Fund share sold [318,596,086 and 264,582,588 shares, respectively]	3,035,418,734	2,177,430,789
Fund share issued in reinvestment of distributions [7,654,261 and 9,498,682 shares, respectively]	69,577,232	76,654,365
Fund share repurchased [183,550,700 and 49,434,538 shares, respectively]	(1,664,165,431)	(352,101,345)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,440,830,535	1,901,983,809

TOTAL INCREASE IN NET ASSETS	2,191,551,199	2,787,873,220
NET ASSETS:
Beginning of year	5,833,260,544	3,045,387,324

End of year	$8,024,811,743	$5,833,260,544

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST CLS GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 100.3%
	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS — 90.4%
AST Federated Aggressive Growth Portfolio	5,780,502	$53,527,447
AST Goldman Sachs Concentrated Growth Portfolio	2,895,593	79,223,431
AST Goldman Sachs Mid-Cap Growth Portfolio*	1,973,576	10,736,255
AST International Growth Portfolio	19,914,125	229,609,857
AST International Value Portfolio	4,852,473	76,086,776
AST Jennison Large-Cap Growth Portfolio*	3,983,338	48,198,387
AST Jennison Large-Cap Value Portfolio	3,532,340	42,246,787
AST Large-Cap Value Portfolio	12,561,273	167,316,155
AST Marsico Capital Growth Portfolio	3,405,783	65,867,842
AST MFS Growth Portfolio	8,279,616	79,732,700
AST Mid-Cap Value Portfolio	782,623	9,336,695
AST Money Market Portfolio	227,963,278	227,963,278
AST Neuberger Berman Mid-Cap Growth Portfolio*	525,932	11,233,915
AST PIMCO Total Return Bond Portfolio	9,129,111	111,009,991
AST Small-Cap Growth Portfolio	2,700,896	55,098,286
AST T. Rowe Price Large-Cap Growth Portfolio*	3,959,144	49,014,198
AST Value Portfolio	8,164,961	70,300,318
AST Western Asset Core Plus Bond Portfolio	4,549,227	47,812,377

TOTAL AFFILIATED MUTUAL FUNDS(w) (cost $1,299,162,442)		1,434,314,695

EXCHANGE TRADED FUNDS — 9.9%
	Shares	Value (Note 2)

Energy Select Sector SPDR Fund	465,300	$31,756,725
iShares Dow Jones U.S. Healthcare
Sector Index Fund	122,000	7,975,140
iShares MSCI Emerging Markets
Index Fund	626,030	29,811,549
iShares MSCI Germany Index Fund	1,269,648	30,395,373
iShares Russell 2000 Index Fund	213,000	16,662,990
iShares S&P Global Technology Sector Index Fund	390,591	23,988,146
Vanguard Health Care	277,163	15,590,419

TOTAL EXCHANGE TRADED FUNDS (cost $136,735,276)		156,180,342

TOTAL INVESTMENTS — 100.3% (cost $1,435,897,718)		1,590,495,037
Liabilities in excess of other assets — (0.3)%		(4,046,238)

NET ASSETS — 100.0%		$1,586,448,799

The following abbreviations are used in the Portfolio descriptions:

MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depositary Receipts

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Exchange Traded Funds	$156,180,342	$—	$—
Affiliated Mutual Funds	1,434,314,695	—	—

Total	$1,590,495,037	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Investment Type
Large/Mid-Cap Growth	21.7%
Large/Mid-Cap Value	18.2
International Growth	14.5
Money Market	14.4
Core Bonds	10.0
Exchange Traded Funds	9.9
Small-Cap Growth	6.8
International Value	4.8

100.3
Liabilities in excess of other assets	(0.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Affiliated investments (cost $1,299,162,442)	$1,434,314,695
Unaffiliated investments (cost $136,735,276)	156,180,342
Receivable for fund share sold	3,960,494
Dividends receivable	15,839
Prepaid expenses	484

Total Assets	1,594,471,854

LIABILITIES:
Payable for investments purchased	4,179,000
Payable to custodian	3,620,790
Advisory fees payable	146,738
Accrued expenses and other liabilities	75,951
Affiliated transfer agent fee payable	542
Payable for fund share repurchased	34

Total Liabilities	8,023,055

NET ASSETS	$1,586,448,799

Net assets were comprised of:
Paid-in capital	$1,409,255,727
Retained earnings	177,193,072

Net assets, December 31, 2010	$1,586,448,799

Net asset value and redemption price per share, $1,586,448,799 / 148,184,790 outstanding shares of beneficial interest	$10.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Affiliated dividend income	$5,969,186
Unaffiliated dividend income	1,433,032

7,402,218

EXPENSES
Advisory fees	2,940,677
Custodian and accounting fees	131,000
Audit fee	24,000
Trustees’ fees	16,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	9,000
Loan interest expense (Note 7)	7,378
Shareholders’ reports	7,000
Insurance expenses	2,000
Miscellaneous	7,432

Total expenses	3,162,487
Less: advisory fee waiver and/or expense reimbursement	(830,225)

Net expenses	2,332,262

NET INVESTMENT INCOME	5,069,956

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $38,637,630)	43,088,935
Net capital gain distribution received (including affiliated $2,655,284)	2,655,284

45,744,219

Net change in unrealized appreciation (depreciation) on investments (including affiliated $84,694,354)	98,057,558

NET GAIN ON INVESTMENTS	143,801,777

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$148,871,733

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,069,956	$2,888,001
Net realized gain (loss) on investment transactions	45,744,219	(880,477)
Net change in unrealized appreciation (depreciation) on investments	98,057,558	64,421,583

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	148,871,733	66,429,107

DISTRIBUTIONS	(2,896,396)	(998,148)

FUND SHARE TRANSACTIONS:
Fund share sold [116,491,844 and 58,688,452 shares, respectively]	1,133,106,966	494,458,012
Fund share issued in reinvestment of distributions [313,124 and 122,023 shares, respectively]	2,896,396	998,148
Fund share repurchased [32,831,987 and 4,448,385 shares, respectively]	(299,206,774)	(30,539,340)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	836,796,588	464,916,820

TOTAL INCREASE IN NET ASSETS	982,771,925	530,347,779
NET ASSETS:
Beginning of year	603,676,874	73,329,095

End of year	$1,586,448,799	$603,676,874

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 100.1%
	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS — 90.5%
AST Federated Aggressive Growth Portfolio	6,062,792	$56,141,456
AST Goldman Sachs Concentrated Growth Portfolio	2,301,215	62,961,237
AST Goldman Sachs Mid-Cap Growth Portfolio*	1,583,596	8,614,760
AST International Growth Portfolio	16,702,601	192,580,990
AST International Value Portfolio	5,869,558	92,034,665
AST Jennison Large-Cap Growth Portfolio*	3,166,357	38,312,917
AST Jennison Large-Cap Value Portfolio	2,971,692	35,541,437
AST Large-Cap Value Portfolio	10,535,546	140,333,477
AST Marsico Capital Growth Portfolio	2,716,394	52,535,057
AST MFS Growth Portfolio	6,578,241	63,348,465
AST Mid-Cap Value Portfolio	659,477	7,867,563
AST Money Market Portfolio	476,781,350	476,781,350
AST Neuberger Berman Mid-Cap Growth Portfolio*	423,501	9,045,986
AST PIMCO Total Return Bond Portfolio	22,722,309	276,303,277
AST Small-Cap Growth Portfolio	2,825,774	57,645,783
AST T. Rowe Price Large-Cap Growth Portfolio*	3,156,309	39,075,101
AST Value Portfolio	6,822,173	58,738,912
AST Western Asset Core Plus Bond Portfolio	11,332,394	119,103,461

TOTAL AFFILIATED MUTUAL FUNDS(w) (cost $1,637,894,810)		1,786,965,894

EXCHANGE TRADED FUNDS — 9.6%
	Shares	Value (Note 2)

Energy Select Sector SPDR Fund	575,060	$39,247,845
iShares Dow Jones U.S. Healthcare Sector Index Fund	145,200	9,491,724
iShares MSCI Emerging Markets Index Fund	779,131	37,102,218
iShares MSCI Germany Index Fund	1,576,000	37,729,440
iShares Russell 2000 Index Fund	246,500	19,283,695
iShares S&P Global Technology Sector Index Fund	468,835	28,793,502
Vanguard Health Care	333,626	18,766,462

TOTAL EXCHANGE TRADED FUNDS (cost $163,199,551)		190,414,886

TOTAL INVESTMENTS — 100.1% (cost $1,801,094,361)		1,977,380,780
Liabilities in excess of other assets — (0.1)%		(2,821,873)

NET ASSETS — 100.0%		$1,974,558,907

The following abbreviations are used in the Portfolio descriptions:

MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depositary Receipts

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Exchange Traded Funds	$190,414,886	$—	$—
Affiliated Mutual Funds	1,786,965,894	—	—

Total	$1,977,380,780	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Investment Type
Money Market	24.1%
Core Bonds	20.0
Large/Mid-Cap Growth	13.9
Large/Mid-Cap Value	12.3
International Growth	9.8
Exchange Traded Funds	9.6
Small-Cap Growth	5.7
International Value	4.7

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Affiliated investments (cost $1,637,894,810)	$1,786,965,894
Unaffiliated investments (cost $163,199,551)	190,414,886
Receivable for fund share sold	4,021,463
Dividends receivable	19,671
Prepaid expenses	947

Total Assets	1,981,422,861

LIABILITIES:
Payable for investments purchased	5,370,000
Payable to custodian	866,802
Payable for fund share repurchased	355,917
Advisory fees payable	184,297
Accrued expenses and other liabilities	86,396
Affiliated transfer agent fee payable	542

Total Liabilities	6,863,954

NET ASSETS	$1,974,558,907

Net assets were comprised of:
Paid-in capital	$1,754,855,667
Retained earnings	219,703,240

Net assets, December 31, 2010	$1,974,558,907

Net asset value and redemption price per share, $1,974,558,907 / 198,274,629 outstanding shares of beneficial interest	$9.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Affiliated dividend income	$9,894,792
Unaffiliated dividend income	1,851,118

11,745,910

EXPENSES
Advisory fees	3,969,033
Custodian and accounting fees	171,000
Audit fee	24,000
Trustees’ fees	20,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Shareholders’ reports	10,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	9,000
Insurance expenses	4,000
Loan interest expense (Note 7)	1,795
Miscellaneous	8,436

Total expenses	4,236,264
Less: advisory fee waiver and/or expense reimbursement	(1,173,011)

Net expenses	3,063,253

NET INVESTMENT INCOME	8,682,657

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $43,148,137)	50,591,560
Net capital gain distribution received (including affiliated $5,804,327)	5,804,327

56,395,887

Net change in unrealized appreciation (depreciation) on investments (including affiliated $88,734,283)	105,895,811

NET GAIN ON INVESTMENTS	162,291,698

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$170,974,355

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,682,657	$6,635,177
Net realized gain on investment transactions	56,395,887	3,419,038
Net change in unrealized appreciation (depreciation) on investments	105,895,811	80,213,934

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	170,974,355	90,268,149

DISTRIBUTIONS	(6,659,012)	(1,186,320)

FUND SHARE TRANSACTIONS:
Fund share sold [112,113,941 and 85,863,212 shares, respectively]	1,038,117,397	695,901,685
Fund share issued in reinvestment of distributions [750,734 and 149,222 shares, respectively]	6,659,012	1,186,320
Fund share repurchased [12,678,560 and 7,309,981 shares, respectively]	(111,970,632)	(49,771,930)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	932,805,777	647,316,075

TOTAL INCREASE IN NET ASSETS	1,097,121,120	736,397,904
NET ASSETS:
Beginning of year	877,437,787	141,039,883

End of year	$1,974,558,907	$877,437,787

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 98.3%
COMMON STOCKS — 97.4%	Shares	Value (Note 2)

Advertising — 0.4%
National CineMedia, Inc.	139,563	$2,778,699

Aerospace — 1.6%
Innovative Solutions and Support, Inc.*	728,369	4,129,852
Moog, Inc. (Class A Stock)*	164,216	6,535,797

		10,665,649

Airlines — 2.1%
US Airways Group, Inc.*(a)	1,335,000	13,363,350

Automobile Manufacturers — 0.7%
Piaggio & Co., SpA (Italy)	1,547,460	4,864,698

Automotive Parts — 1.6%
CLARCOR, Inc.	243,000	10,422,270

Banks — 0.8%
Walker & Dunlop, Inc.*	500,600	5,051,054

Beverages — 0.1%
Besunyen Holdings Co. (Cayman Islands)*	1,310,181	546,133

Biotechnology — 1.5%
3SBio, Inc., ADR (Cayman Islands)*	101,750	1,544,565
Amarin Corp PLC, ADR (United Kingdom)*	84,500	693,745
Anadys Pharmaceuticals, Inc.*	597,000	847,740
BELLUS Health, Inc. (Canada)*	451,199	73,094
Biocon Ltd. (India)	213,968	2,013,831
Exelixis, Inc.*(a)	106,500	874,365
Human Genome Sciences, Inc.*(a)	35,854	856,552
Qiagen NV (Netherlands)*	49,600	969,690
Repligen Corp.*	363,300	1,703,877

		9,577,459

Building & Construction — 1.1%
Meritage Homes Corp.*	288,729	6,409,784
Multiplan Empreendimentos Imobiliarios SA (Brazil)	40,500	900,271

		7,310,055

Building Materials — 1.2%
Eagle Materials, Inc.	49,100	1,387,075
Owens Corning*	213,950	6,664,542

		8,051,617

Business Services — 2.7%
ChinaCast Education Corp.*	400,000	3,104,000
CoStar Group, Inc.*(a)	60,200	3,465,112
Ctrip.com International Ltd., ADR (Cayman Islands)*(a)	98,400	3,980,280
Kenexa Corp.*	321,500	7,005,485

		17,554,877

Cable Television — 1.2%
Central European Media Enterprises Ltd. (Class A Stock) (Bermuda)*(a)	348,900	7,100,115
TiVo, Inc.*	48,600	419,418

		7,519,533

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals — 1.6%
Daqo New Energy Corp., ADR (Cayman Islands)*	64,828	$658,652
Eastman Chemical Co.	77,290	6,498,543
Huabao International Holdings Ltd. (Bermuda)	1,110,300	1,796,981
Yingde Gases (Cayman Islands)*	1,584,300	1,408,439

		10,362,615

Commercial Banks — 1.0%
Popular, Inc. (Puerto Rico)*	2,115,000	6,641,100

Commercial Services — 1.2%
Booz Allen Hamilton Holding Corp.*	47,370	920,399
Green Dot Corp. (Class A Stock)*(a)	22,400	1,270,976
ICF International, Inc.*	102,100	2,626,012
iSoftstone Holdings Ltd., ADS (Cayman Islands)*	33,200	603,244
TNS, Inc.*	63,500	1,320,800
VistaPrint NV (Netherlands)*(a)	27,764	1,277,144

		8,018,575

Computer Services & Software — 10.6%
Allscripts Healthcare Solutions, Inc.*	170,350	3,282,644
Amadeus IT Holding SA (Class A Stock) (Spain)*	261,429	5,477,806
AutoNavi Holdings Ltd., ADR (Cayman Islands)*	47,400	759,822
Camelot Information Systems, Inc., ADS (British Virgin Islands)*	246,300	5,891,496
CommVault Systems, Inc.*(a)	300,000	8,586,000
Compellent Technologies, Inc.*	200,000	5,518,000
Envestnet, Inc.*	485,000	8,274,100
Fundtech Ltd. (Israel)*(a)	210,000	3,395,700
IHS, Inc. (Class A Stock)*	26,522	2,132,104
JDA Software Group, Inc.*	175,477	4,913,356
Longtop Financial Technologies Ltd., ADR (Cayman Islands)*(a)	20,100	727,218
QLIK Technologies, Inc.*	59,000	1,522,790
RADWARE Ltd. (Israel)*	254,411	9,542,957
SMART Modular Technologies (WWH), Inc. (Cayman Islands)*(a)	441,016	2,540,252
Syntel, Inc.	70,000	3,345,300
Telecity Group PLC (United Kingdom)*	344,100	2,523,615

		68,433,160

Consumer Products & Services — 1.0%
Kid Brands, Inc.*	87,732	750,109
SodaStream International Ltd. (Israel)*(a)	29,349	926,841
Vanceinfo Technologies, Inc., ADR (Cayman Islands)*	19,563	675,706
Vitamin Shoppe, Inc.*	116,600	3,922,424

		6,275,080

Containers & Packaging
Greatview Aseptic Packaging Co. Ltd. (Cayman Islands)* 299,166		203,606

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Operations — 0.2%
MAX India Ltd. (India)*	307,638	$1,015,484
RHJ International (Belgium)*	62,191	515,260

		1,530,744

Education — 0.6%
Ambow Education Holding Ltd., ADR (Cayman Islands)*(a)	205,532	2,887,724
China Education Alliance, Inc.*	292,862	740,941

		3,628,665

Electric — 0.3%
ITC Holdings Corp.	30,910	1,915,802

Electrical Equipment — 1.9%
China Ming Yang Power Group Ltd., ADS (Cayman Islands)*	129,800	1,492,700
Power-One, Inc.*(a)	148,500	1,514,700
Satcon Technology Corp.*(a)	2,000,000	9,000,000

		12,007,400

Electronic Components & Equipment — 0.9%
Rural Electrification Corp. Ltd. (India)*	710,825	4,754,730
Spire Corp.*	196,056	1,021,452

		5,776,182

Energy – Alternate Sources — 0.1%
Trina Solar Ltd., ADR (Cayman Islands)*(a)	14,348	336,030

Entertainment & Leisure — 1.0%
Penn National Gaming, Inc.*	81,107	2,850,911
Universal Travel Group*(a)	280,311	1,715,503
Winnebago Industries, Inc.*	145,972	2,218,775

		6,785,189

Environmental Control — 1.3%
IESI-BFC Ltd. (Canada)	355,900	8,648,370

Financial Services — 5.4%
Affiliated Managers Group, Inc.*	59,800	5,933,356
CBOE Holdings, Inc.(a)	29,000	662,940
CETIP SA-Balcao Organizado de Ativos e Derivativos (Brazil)	1,595,445	22,682,230
Greenhill & Co., Inc.(a)	30,100	2,458,568
Netspend Holdings, Inc.*(a)	212,167	2,719,981
Warsaw Stock Exchange (Poland)*	16,238	268,768

		34,725,843

Food — 0.2%
Fresh Market, Inc. (The)*	24,700	1,017,640

Healthcare Products — 0.7%
China Kanghui Holdings, Inc., ADR (Cayman Islands)*	32,792	606,980
DexCom, Inc.*	283,100	3,864,315
Palomar Medical Technologies, Inc.*	3,113	44,236

		4,515,531

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Services — 1.6%
ExamWorks Group, Inc.*	184,872	$3,416,435
Protalix BioTherapeutics, Inc.*(a)	208,000	2,075,840
Seattle Genetics, Inc.*(a)	330,000	4,933,500

		10,425,775

Hotels & Motels — 1.0%
Melco Crown Entertainment Ltd., ADR (Cayman Islands)*(a)	325,589	2,070,746
NagaCorp Ltd. (Cayman Islands)	4,055,000	855,573
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*(a)	249,752	3,244,279

		6,170,598

Insurance — 0.7%
Willis Group Holdings PLC (Ireland) .	130,900	4,533,067

Internet Services — 5.8%
AboveNet, Inc.	43,300	2,531,318
AsiaInfo-Linkage, Inc.*(a)	40,200	666,114
ASOS PLC (United Kingdom)*	61,394	1,523,842
BroadSoft, Inc.*	148,616	3,548,950
Cinedigm Digital Cinema Corp. (Class A Stock)*(a)	922,787	1,522,599
Constant Contact, Inc.*(a)	295,000	9,142,050
E-Commerce China Dangdang Inc., ADR (Cayman Islands)*(a)	16,820	455,317
IntraLinks Holdings, Inc.*	152,300	2,849,533
Mecox Lane Ltd., ADR (Cayman Islands)*(a)	104,800	776,568
Monster Worldwide, Inc.*	26,676	630,354
NaviSite, Inc.*	556,300	2,052,747
NIC, Inc.	169,300	1,643,903
Perfect World Co. Ltd., ADR (Cayman Islands)*(a)	58,200	1,376,430
ReachLocal, Inc.*(a)	54,306	1,081,232
US Auto Parts Network, Inc.*	108,502	911,417
WebMediaBrands, Inc.*	874,700	1,399,520
Yoox SpA (Italy)*	437,530	5,624,576

		37,736,470

Manufacturing — 1.8%
Fabrinet (Cayman Islands)*	207,500	4,461,250
JinkoSolar Holding Co. Ltd., ADR (Cayman Islands)*(a)	267,800	5,388,136
STR Holdings, Inc.*(a)	104,400	2,088,000

		11,937,386

Medical Supplies & Equipment — 4.0%
Ardea Biosciences, Inc.*(a)	95,000	2,470,000
Conceptus, Inc.*	640,203	8,834,801
Corcept Therapeutics, Inc.*(a)	43,135	166,501
Corcept Therapeutics, Inc., PIPE*(g)	123,242	475,714
Endologix, Inc.*	162,500	1,161,875
Illumina, Inc.*(a)	46,800	2,964,312
Insulet Corp.*	202,126	3,132,953
LifeWatch AG (Switzerland)*	8,558	73,224
Masimo Corp.	38,198	1,110,416

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Medical Supplies & Equipment (cont’d.)
Orthofix International NV (Netherlands)*	185,800	$5,388,200

		25,777,996

Metals & Mining — 1.6%
L&L Energy, Inc.*(a)	151,411	1,635,239
Thompson Creek Metals Co., Inc. (Canada)*(a)	600,600	8,840,832

		10,476,071

Oil, Gas & Consumable Fuels — 1.5%
SandRidge Energy, Inc.*(a)	725,000	5,307,000
Vermilion Energy, Inc. (Canada)	96,628	4,491,749

		9,798,749

Paper & Forest Products — 0.2%
Nine Dragons Paper Holdings Ltd. (Bermuda)	751,803	1,062,011

Pharmaceuticals — 13.0%
Adaltis, Inc. (OTC), 144A (Canada)(g)	41,000	—
Adaltis, Inc. (TSX), 144A (Canada)*(g)	172,400	—
Alkermes, Inc.*	456,588	5,606,901
Aurobindo Pharma Ltd. (India)*	62,450	1,835,023
Auxilium Pharmaceuticals, Inc.*(a)	182,082	3,841,930
BioMarin Pharmaceutical, Inc.*	49,338	1,328,672
Catalyst Pharmaceutical Partners, Inc.*	660,000	660,000
Cubist Pharmaceuticals, Inc.*(a)	492,928	10,548,659
Dishman Pharmaceuticals & Chemicals Ltd. (India)	274,317	960,708
Dyax Corp.*	965,000	2,065,100
Dynavax Technologies Corp.*(a)	6,965,334	22,289,069
Hikma Pharmaceuticals PLC (United Kingdom)	103,214	1,305,865
Nektar Therapeutics*(a)	175,000	2,248,750
Pharmacyclics, Inc.*(a)	64,900	394,592
Progenics Pharmaceuticals, Inc.*(a)	366,363	2,000,342
Regeneron Pharmaceuticals, Inc.*(a)	66,400	2,179,912
Somaxon Pharmaceuticals, Inc.*(a)	331,667	1,044,751
Strides Arcolab Ltd. (India)	155,500	1,560,042
Threshold Pharmaceuticals, Inc., PIPE*	203,171	274,261
Tianyin Pharmaceutical Co., Inc.	75,200	204,544
Vical, Inc.*(a)	484,454	978,597
Vivus, Inc.*(a)	285,500	2,675,135
Warner Chilcott PLC (Class A Stock) (Ireland)	695,000	15,679,200
Watson Pharmaceuticals, Inc.*	43,228	2,232,726
YM Biosciences, Inc. (Canada)*(a)	1,000,000	2,330,000

		84,244,779

Real Estate — 1.8%
BR Malls Participacoes SA (Brazil)	153,422	1,580,431
Brasil Brokers Participacoes SA (Brazil)	782,157	4,499,759

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate (cont’d.)
China Housing & Land Development, Inc.*(a)	165,838	$454,396
E-House China Holdings Ltd., ADS (Cayman Islands)(a)	67,000	1,002,320
IFM Investments Ltd., ADS (Cayman Islands)*	41,179	205,895
LPS Brasil Consultoria de Imoveis SA (Brazil)	55,359	1,300,603
Xinyuan Real Estate Co. Ltd., ADR (Cayman Islands)*	985,000	2,590,550

		11,633,954

Real Estate Investment Trusts — 0.8%
Colony Financial, Inc.	244,600	4,896,892

Restaurants — 1.2%
Chipotle Mexican Grill, Inc.*	23,900	5,082,574
Country Style Cooking Restaurant Chain Co. Ltd., ADR (Cayman Islands)*(a)	38,500	885,500
Texas Roadhouse, Inc.*	124,800	2,142,816

		8,110,890

Retail & Merchandising — 6.6%
China Xiniya Fashion Ltd., ADR (Cayman Islands)*(a)	99,375	910,275
Dick’s Sporting Goods, Inc.*(a)	187,700	7,038,750
Geox SpA (Italy)	214,528	981,147
Gordmans Stores, Inc.*	267,900	4,490,004
Grupo Comercial Chedraui SA de CV (Mexico)*	225,584	685,520
hhgregg, Inc.*(a)	400,500	8,390,475
LJ International, Inc. (British Virgin Islands)*(a)	84,174	327,437
Lululemon Athletica, Inc.*(a)	145,500	9,955,110
MSC Industrial Direct Co., Inc. (Class A Stock)	97,550	6,310,509
Rue21, Inc.*(a)	36,000	1,055,160
Ulta Salon Cosmetics & Fragrance, Inc.*	43,300	1,472,200
Vera Bradley, Inc.*	36,608	1,208,064

		42,824,651

Semiconductors — 3.9%
Aeroflex Holding Corp.*	49,400	812,630
Entropic Communications, Inc.*(a)	336,200	4,061,296
Microsemi Corp.*	242,400	5,550,960
Mindspeed Technologies, Inc.*(a)	972,000	5,929,200
Nova Measuring Instruments Ltd. (Israel)*	596,000	4,952,760
ON Semiconductor Corp.*	194,200	1,918,696
RDA Microelectronics, Inc., ADR (Cayman Islands)*	71,486	1,042,266
Rubicon Technology, Inc.*(a)	34,661	730,654

		24,998,462

Software — 1.7%
Blackboard, Inc.*(a)	45,057	1,860,854

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software (cont’d.)
Parametric Technology Corp.*	233,100	$5,251,743
Take-Two Interactive Software, Inc.*	298,024	3,647,814

		10,760,411

Telecommunications — 2.6%
Atlantic Tele-Network, Inc.	28,496	1,092,537
Comverse Technology, Inc.*	16,652	120,893
GeoEye, Inc.*	24,052	1,019,564
Gilat Satellite Networks Ltd. (Israel)*	433,500	2,154,495
hiSoft Technology International Ltd., ADR (Cayman Islands)*	245,800	7,423,160
NTELOS Holdings Corp.	79,200	1,508,760
tw telecom, Inc.*(a)	200,853	3,424,544

		16,743,953

Textiles — 0.5%
Cia Hering (Brazil)	215,146	3,499,363

Thrifts & Mortgage Finance — 0.1%
New York Community Bancorp, Inc.	35,500	669,175

Transportation — 4.0%
Aramex Co. (United Arab Emirates)*	12,425,267	7,036,361
Con-Way, Inc.	256,956	9,396,881
Express-1 Expedited Solutions, Inc.*	1,323,894	3,375,930
Landstar System, Inc.	100,000	4,094,000
Old Dominion Freight Line, Inc.*	49,115	1,571,189
UTi Worldwide, Inc. (British Virgin Islands)	31,710	672,252

		26,146,613

TOTAL COMMON STOCKS (cost $502,440,807)		630,974,192

	Units
WARRANTS* — 0.1%
Biotechnology
Anadys Pharmaceuticals, Inc., expiring 06/03/14	43,050	49,697

Medical Supplies & Equipment
Corcept Therapeutics, expiring 04/21/13	43,135	127,947

Pharmaceuticals — 0.1%
Clinical Data, Inc., expiring 05/24/12	7,625	8
Cortex Pharmaceuticals, Inc., expiring 08/28/12	55,040	72
Dynavax Technologies Corp., expiring 04/16/15	173,656	410,002
Medicure, Inc., expiring 12/02/11 (China)	106,637	—
Point Therapeutics, Inc., expiring 07/01/12	84,270	42
Threshold Pharmaceuticals, Inc., expiring 10/05/14	90,745	59,910

		470,034

TOTAL WARRANTS (cost $39,662)		647,678

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BOND — 0.8%
Cable Television
Central European Media Enterprises Ltd., Sr. Sec’d. Notes, 144A (Bermuda) (cost $4,251,847)
3.50%	03/15/13	B-(d)	$5,611	$4,979,762

TOTAL LONG-TERM INVESTMENTS (cost $506,732,316)				636,601,632

			Shares
SHORT-TERM INVESTMENT — 28.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $181,635,188;includes $137,582,643 of cash collateral for securities on loan)(b)(w)(Note 4)			181,635,188	181,635,188

TOTAL INVESTMENTS(o) — 126.3% (cost $688,367,504)				818,236,820
Liabilities in excess of other assets — (26.3)%				(170,180,566)

NET ASSETS — 100.0%				$648,056,254

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
ADS	American Depositary Security
OTC	Over-the-Counter
PIPE	Private Investment In Public Equity
TSX	Toronto Stock Exchange

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

†	The rating reflected is as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $131,781,836; cash collateral of $137,582,643 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Standard & Poor’s rating.

(g)	Indicates a security or securities that have been deemed illiquid.

(o)	As of December 31, 2010, six securities representing $128,061 and 0.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$630,224,217	$749,975	$—
Warrants	—	519,617	128,061
Convertible Bond	—	4,979,762	—
Affiliated Money Market Mutual Fund	181,635,188	—	—

Total	$811,859,405	$6,249,354	$128,061

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (21.2% represents investments purchased with collateral from securities on loan)	28.0%
Pharmaceuticals	13.1
Computer Services & Software	10.6
Retail & Merchandising	6.6
Internet Services	5.8
Financial Services	5.4
Transportation	4.0
Medical Supplies & Equipment	4.0
Semiconductors	3.9
Business Services	2.7

Telecommunications	2.6
Airlines	2.1
Cable Television	2.0
Electrical Equipment	1.9
Manufacturing	1.8
Real Estate	1.8
Software	1.7
Aerospace	1.6
Metals & Mining	1.6
Healthcare Services	1.6
Automotive Parts	1.6
Chemicals	1.6
Oil, Gas & Consumable Fuels	1.5
Biotechnology	1.5
Environmental Control	1.3%
Restaurants	1.2
Building Materials	1.2
Commercial Services	1.2
Building & Construction	1.1
Entertainment & Leisure	1.0
Commercial Banks	1.0
Consumer Products & Services	1.0
Hotels & Motels	1.0
Electronic Components & Equipment	0.9
Banks	0.8
Real Estate Investment Trusts	0.8
Automobile Manufacturers	0.7
Insurance	0.7
Healthcare Products	0.7
Education	0.6
Textiles	0.5
Advertising	0.4
Electric	0.3
Diversified Operations	0.2
Paper & Forest Products	0.2
Food	0.2
Thrifts & Mortgage Finance	0.1
Beverages	0.1
Energy – Alternate Sources	0.1

126.3
Liabilities in excess of other assets	(26.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$647,678	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Total
Equity contracts	$1	$3,010	$3,011

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$236,316

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $131,781,836:
Unaffiliated investments (cost $506,732,316)	$636,601,632
Affiliated investments (cost $181,635,188)	181,635,188
Foreign currency, at value (cost $473,001)	473,650
Receivable for investments sold	1,365,664
Dividends and interest receivable	478,349
Receivable for fund share sold	282,480
Tax reclaim receivable	38,941
Prepaid expenses	7,967

Total Assets	820,883,871

LIABILITIES:
Payable to broker for collateral for securities on loan	137,582,643
Payable to custodian	15,751,469
Payable for investments purchased	14,624,863
Payable for fund share repurchased	4,434,560
Advisory fees payable	267,370
Accrued expenses and other liabilities	113,134
Foreign capital gains tax liability accrued	48,761
Shareholder servicing fees payable	4,275
Affiliated transfer agent fee payable	542

Total Liabilities	172,827,617

NET ASSETS	$648,056,254

Net assets were comprised of:
Paid-in capital	$616,826,086
Retained earnings	31,230,168

Net assets, December 31, 2010	$648,056,254

Net asset value and redemption price per share, $648,056,254 / 69,988,447 outstanding shares of beneficial interest	$9.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $187,558 foreign withholding tax)	$6,521,978
Affiliated income from securities lending, net	819,205
Unaffiliated interest income	615,230
Affiliated dividend income	108,571

8,064,984

EXPENSES
Advisory fees	4,717,569
Shareholder servicing fees and expenses	496,586
Custodian and accounting fees	227,000
Audit fee	19,000
Commitment fee on syndicated credit agreement	17,000
Trustees’ fees	13,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Shareholders’ reports	8,000
Legal fees and expenses	6,000
Insurance expenses	5,000
Miscellaneous	37,155

Total expenses	5,556,310
Less: advisory fee waiver and/or expense reimbursement	(35,898)

Net expenses	5,520,412

NET INVESTMENT INCOME	2,544,572

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	48,988,474
Foreign currency transactions	(150,316)

48,838,158

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes of $(48,761))	95,376,479
Foreign currencies	(5,974)

95,370,505

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	144,208,663

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$146,753,235

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,544,572	$220,380
Net realized gain (loss) on investment and foreign currency transactions	48,838,158	(37,055,378)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	95,370,505	118,578,791

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	146,753,235	81,743,793

DISTRIBUTIONS	(221,721)	(562,809)

FUND SHARE TRANSACTIONS:
Fund share sold [36,039,633 and 34,740,057 shares, respectively]	278,278,767	209,053,036
Fund share issued in reinvestment of distributions [30,880 and 95,716 shares, respectively]	221,721	562,809
Fund share repurchased [25,521,634 and 15,811,166 shares, respectively]	(192,516,517)	(88,792,269)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	85,983,971	120,823,576

TOTAL INCREASE IN NET ASSETS	232,515,485	202,004,560
NET ASSETS:
Beginning of year	415,540,769	213,536,209

End of year	$648,056,254	$415,540,769

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 104.5%
COMMON STOCKS — 74.6%	Shares	Value (Note 2)

Advertising — 0.3%
Focus Media Holding Ltd., ADR (China)*	7,400	$162,282
Interpublic Group of Cos., Inc. (The)*	197,840	2,101,061

		2,263,343

Aerospace & Defense — 0.9%
BE Aerospace, Inc.*	114,160	4,227,345
Meggitt PLC (United Kingdom)	102,700	592,439
Rolls-Royce Group PLC (United Kingdom)*	42,000	407,951
Safran SA (France)	16,030	567,657
United Technologies Corp.	17,860	1,405,939

		7,201,331

Airlines — 0.2%
Air France-KLM (France)*	27,640	503,432
Deutsche Lufthansa AG (Germany)*	22,970	502,017
Qantas Airways Ltd. (Australia)*	217,835	565,915

		1,571,364

Apparel & Textile — 0.5%
Coach, Inc.	41,100	2,273,241
NIKE, Inc. (Class B Stock)	23,410	1,999,682

		4,272,923

Auto Parts & Equipment — 0.7%
Aisin Seiki Co. Ltd. (Japan)	34,800	1,231,437
China Automotive Systems, Inc. (China)*	84,510	1,149,336
Commercial Vehicle Group, Inc.*	53,240	865,150
Dana Holding Corp.*	50,370	866,868
Denso Corp. (Japan)	3,900	134,595
Exedy Corp. (Japan)	1,100	35,714
Tenneco, Inc.*	23,550	969,318

		5,252,418

Automobile Manufacturers — 2.0%
Bayerische Motoren Werke AG (Germany)	7,670	603,182
BYD Co. Ltd. (Class H Stock) (China)	30,500	160,293
Daimler AG (Germany)*	25,650	1,738,838
Ford Motor Co.*	153,010	2,569,038
General Motors Co.*	48,230	1,777,758
Honda Motor Co. Ltd. (Japan)	59,500	2,356,109
Hyundai Motor Co. (South Korea)	2,604	398,091
Mazda Motor Corp. (Japan)	76,000	218,106
Nissan Motor Co. Ltd. (Japan)	61,900	589,342
PSA Peugeot Citroen SA (France)*	21,810	828,007
Toyota Motor Corp. (Japan)	40,100	1,590,368
Volkswagen AG (PRFC Shares) (Germany)	10,832	1,757,253
Volvo AB (Class B Stock) (Sweden)*	55,100	970,813

		15,557,198

Automotive Parts — 0.1%
Bridgestone Corp. (Japan)	47,300	914,074

COMMON STOCKS (continued)	Shares	Value (Note 2)

Beverages — 1.1%
Anheuser-Busch InBev NV (Belgium)	23,957	$1,370,197
Carlsberg A/S (Class B Stock) (Denmark)	3,800	380,473
Coca-Cola Amatil Ltd. (Australia)	22,426	249,099
Constellation Brands, Inc. (Class A Stock)*	54,060	1,197,429
Dr. Pepper Snapple Group, Inc.	90,560	3,184,089
Hansen Natural Corp.*	8,860	463,201
ITO EN Ltd. (Japan)	1,000	16,628
Kirin Holdings Co. Ltd. (Japan)	11,000	154,317
Pernod-Ricard SA (France)	15,500	1,457,352

		8,472,785

Biotechnology — 1.3%
Amarin Corp PLC, ADR (United Kingdom)*	265,000	2,175,650
Biogen Idec, Inc.*	37,990	2,547,230
Charles River Laboratories International, Inc.*	13,750	488,675
Chelsea Therapeutics International Ltd.*	97,450	730,875
CSL Ltd. (Australia)	17,206	638,641
Genzyme Corp.*	23,980	1,707,376
Gilead Sciences, Inc.*	46,410	1,681,898
Sequenom, Inc.*	60,210	482,884

		10,453,229

Building Materials — 0.5%
Asahi Glass Co. Ltd. (Japan)	57,000	666,252
Cie de Saint-Gobain (France)	6,376	328,032
Desarrolladora Homex SAB de CV, ADR (Mexico)*	19,000	642,390
HeidelbergCement AG (Germany)	19,990	1,252,831
James Hardie Industries SE (Ireland)*	35,566	246,635
Martin Marietta Materials, Inc.	3,960	365,270
Rinnai Corp. (Japan)	1,700	103,855
Wienerberger AG (Austria)*	25,800	492,673

		4,097,938

Chemicals — 2.4%
ADEKA Corp. (Japan)	5,300	58,620
Air Liquide SA (France)	5,785	731,619
Air Water, Inc. (Japan)	10,000	127,725
Ashland, Inc.	27,650	1,406,279
BASF SE (Germany)	10,134	808,467
Celanese Corp. (Class A Stock)	75,530	3,109,570
CF Industries Holdings, Inc.	22,400	3,027,360
Croda International PLC (United Kingdom)	11,900	299,819
Dow Chemical Co. (The)	59,500	2,031,330
Incitec Pivot Ltd. (Australia)	224,814	910,560
JSR Corp. (Japan)	37,200	694,149
Lanxess AG (Germany)	3,650	288,262
Lonza Group AG (Switzerland)	4,433	355,351
Mitsubishi Chemical Holdings Corp. (Japan)	25,000	169,664

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (cont’d.)
Praxair, Inc.	15,600	$1,489,332
Rockwood Holdings, Inc.*	20,230	791,398
Shin-Etsu Chemical Co. Ltd. (Japan)	21,000	1,138,071
Showa Denko KK (Japan)	40,000	90,159
Sumitomo Bakelite Co. Ltd. (Japan)	24,000	141,298
Tokuyama Corp. (Japan)	14,000	72,423
Ube Industries Ltd. (Japan)	30,000	90,159
Westlake Chemical Corp.	18,670	811,585
Yara International ASA (Norway)	8,300	480,073

		19,123,273

Commercial Banks — 3.2%
Aozora Bank Ltd. (Japan)	38,000	78,631
Banco do Brasil SA (Brazil)	23,500	444,801
Banco Santander SA (Spain)	62,868	666,040
BNP Paribas (France)	25,947	1,650,791
Commonwealth Bank of Australia (Australia)	16,212	841,848
Credit Agricole SA (France)	26,160	332,239
Danske Bank A/S (Denmark)*	55,325	1,418,323
Erste Group Bank AG (Austria)	13,200	619,844
FirstMerit Corp.	87,610	1,733,802
HSBC Holdings PLC (United Kingdom)	162,573	1,650,316
Huntington Bancshares, Inc.	297,600	2,044,512
Intesa Sanpaolo SpA (Italy)	359,726	975,831
Lloyds Banking Group PLC (United Kingdom)*	1,835,100	1,879,733
Mitsubishi UFJ Financial Group, Inc. (Japan)	390,000	2,108,757
National Australia Bank Ltd. (Australia)	52,715	1,277,828
Societe Generale (France)	29,180	1,568,318
Standard Chartered PLC (United Kingdom)	20,131	541,566
Sumitomo Mitsui Financial Group, Inc. (Japan)	57,700	2,055,283
Swedbank AB (Class A Stock) (Sweden)*	76,000	1,059,942
UBS AG (Switzerland)*	117,780	1,933,608

		24,882,013

Commercial Services — 1.0%
Capita Group PLC (The) (United Kingdom)	30,200	327,944
Edenred (France)*	16,483	390,197
Emergency Medical Services Corp. (Class A Stock)*	5,330	344,371
Experian PLC (United Kingdom)	31,700	394,397
Genpact Ltd. (Bermuda)*	60,500	919,600
Park24 Co. Ltd. (Japan)	8,500	90,978
United Rentals, Inc.*	70,300	1,599,325
Visa, Inc. (Class A Stock)	51,800	3,645,684

		7,712,496

Computer Hardware — 1.7%
Apple, Inc.*	29,460	9,502,618
Dell, Inc.*	161,750	2,191,712

COMMON STOCKS (continued)	Shares	Value (Note 2)
Computer Hardware (cont’d.)
Synaptics, Inc.*	25,260	$742,139
TDK Corp. (Japan)	14,600	1,016,012

		13,452,481

Computer Services & Software — 1.8%
Allscripts Healthcare Solutions, Inc.*	22,030	424,518
Check Point Software Technologies Ltd. (Israel)*	16,600	767,916
Computershare Ltd. (Australia)	44,200	487,339
EMC Corp.*	140,060	3,207,374
Nuance Communications, Inc.*	36,560	664,661
Pegasystems, Inc.	32,010	1,172,526
RightNow Technologies, Inc.*	7,210	170,661
SolarWinds, Inc.*	142,750	2,747,937
Western Digital Corp.*	132,080	4,477,512

		14,120,444

Construction & Engineering — 0.6%
Aecom Technology Corp.*	17,590	491,992
Fluor Corp.	31,860	2,111,044
Foster Wheeler AG (Switzerland)*	65,710	2,268,309
JGC Corp. (Japan)	8,000	174,110

		5,045,455

Consumer Products & Services — 1.4%
Avon Products, Inc.	70,530	2,049,602
Procter & Gamble Co. (The)	136,750	8,797,127

		10,846,729

Cosmetics/Personal Care
L’Oreal SA (France)	3,050	338,613

Distribution/Wholesale — 0.5%
Li & Fung Ltd. (Hong Kong)	78,000	452,578
Marubeni Corp. (Japan)	40,000	281,315
Mitsubishi Corp. (Japan)	61,400	1,662,239
Mitsui & Co. Ltd. (Japan)	15,100	249,404
Sumitomo Corp. (Japan)	72,700	1,028,850

		3,674,386

Diversified Financial Services — 4.3%
Ashmore Group PLC (United Kingdom)	2,800	14,629
ASX Ltd. (Australia)	2,679	103,246
Charles Schwab Corp. (The)	148,900	2,547,679
CME Group, Inc.	10,590	3,407,332
Deutsche Boerse AG (Germany)	6,100	422,247
FXCM, Inc. (Class A Stock)*	12,240	162,180
GFI Group, Inc.	178,150	835,524
Interactive Brokers Group, Inc. (Class A Stock)	89,310	1,591,504
Invesco Ltd. (Bermuda)	101,400	2,439,684
JPMorgan Chase & Co.	149,890	6,358,334
Macquarie Group Ltd. (Australia)	8,822	333,946
MF Global Holdings Ltd.*	569,680	4,762,525
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	3,500	138,810
Nomura Holdings, Inc. (Japan)	31,500	199,809

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (cont’d.)
ORIX Corp. (Japan)	8,650	$851,256
Singapore Exchange Ltd. (Singapore)	45,000	295,243
TD Ameritrade Holding Corp.	271,750	5,160,532
TradeStation Group, Inc.*	94,859	640,298
Waddell & Reed Financial, Inc. (Class A Stock)	99,340	3,505,709

		33,770,487

Education — 0.1%
DeVry, Inc.	16,050	770,079

Electric Utilities — 2.1%
AES Corp. (The)*	218,870	2,665,837
American Electric Power Co., Inc.	133,740	4,811,965
CMS Energy Corp.	37,380	695,268
Electricite de France (France)	4,110	168,584
GDF Suez (France)	34,440	1,235,704
International Power PLC (United Kingdom)	158,252	1,079,686
Kansai Electric Power Co., Inc. (The) (Japan)	9,800	241,892
National Grid PLC (United Kingdom)	34,200	294,864
OGE Energy Corp.	16,410	747,311
PG&E Corp.	40,130	1,919,819
Portland General Electric Co.	42,640	925,288
Red Electrica Corp. SA (Spain)	4,100	192,856
UIL Holdings Corp.	39,200	1,174,432

		16,153,506

Electronic Components & Equipment — 0.7%
Hitachi Ltd. (Japan)	195,000	1,039,968
Koninklijke Philips Electronics NV (Netherlands)	24,600	753,454
Kyocera Corp. (Japan)	1,000	102,106
LG Display Co. Ltd. (South Korea)*	17,540	615,113
Minebea Co. Ltd. (Japan)	13,000	81,981
Mitsubishi Electric Corp. (Japan)	21,000	220,372
Murata Manufacturing Co. Ltd. (Japan)	4,400	308,363
Nidec Corp. (Japan)	600	60,672
Omron Corp. (Japan)	3,900	103,324
Schneider Electric SA (France)	4,931	738,006
Thermo Fisher Scientific, Inc.*	28,510	1,578,314
Toshiba Corp. (Japan)	48,000	261,313

		5,862,986

Engineering & Construction — 0.2%
Chicago Bridge & Iron Co. NV (Netherlands)*	29,900	983,710
Vinci SA (France)	16,650	905,111

		1,888,821

Entertainment & Leisure — 0.6%
Bally Technologies, Inc.*	26,660	1,124,785
Carnival PLC (United Kingdom)	12,900	599,747
DreamWorks Animation SKG, Inc. (Class A Stock)*	19,830	584,390

COMMON STOCKS (continued)	Shares	Value (Note 2)
Entertainment & Leisure (cont’d.)
International Game Technology	123,240	$2,180,116
Regal Entertainment Group (Class A Stock)	49,040	575,730

		5,064,768

Financial – Bank & Trust — 0.7%
BOC Hong Kong Holdings Ltd. (Hong Kong)	81,500	277,336
GAM Holding AG (Switzerland)*	17,208	284,346
Mizuho Financial Group, Inc. (Japan)	177,300	334,116
Suncorp Group Ltd. (Australia)	106,605	938,795
SunTrust Banks, Inc.	66,700	1,968,317
Svenska Handelsbanken AB (Class A Stock) (Sweden)	13,600	434,551
Westpac Banking Corp. (Australia)	53,724	1,220,413

		5,457,874

Financial Services — 1.6%
Citigroup, Inc.*	1,053,200	4,981,636
Comerica, Inc.	12,070	509,837
H&R Block, Inc.	80,040	953,276
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	24,500	555,701
Morgan Stanley	127,040	3,456,758
Regions Financial Corp.	333,720	2,336,040

		12,793,248

Food Products — 0.1%
Chiquita Brands International, Inc.*	56,380	790,448

Foods — 2.4%
ConAgra Foods, Inc.	202,560	4,573,805
Corn Products International, Inc.	11,320	520,720
Dairy Crest Group PLC (United Kingdom)	95,678	631,588
Del Monte Foods Co.	44,480	836,224
Kroger Co. (The)	220,610	4,932,840
Metro AG (Germany)	5,390	388,082
Nestle SA (Switzerland)	37,142	2,174,892
Tesco PLC (United Kingdom)	340,000	2,252,884
Unilever NV (Netherlands)	54,200	1,701,880
Unilever NV, CVA (Netherlands)	12,300	382,973
Woolworths Ltd. (Australia)	18,245	503,286

		18,899,174

Gas Utilities — 0.1%
National Fuel Gas Co.	16,290	1,068,950

Hand/Machine Tools — 0.7%
Kennametal, Inc.	97,200	3,835,512
Sandvik AB (Sweden)	44,900	875,215
Schindler Holding AG (Switzerland)	2,578	304,948
SMC Corp. (Japan)	400	68,531

		5,084,206

Healthcare Products — 0.9%
Boston Scientific Corp.*	155,870	1,179,936
Covidien PLC (Ireland)	12,000	547,920
Hanger Orthopedic Group, Inc.*	15,160	321,240

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Products (cont’d.)
Hologic, Inc.*	92,370	$1,738,403
Immucor, Inc.*	22,050	437,252
Johnson & Johnson	11,910	736,633
Kinetic Concepts, Inc.*	12,110	507,167
Nakanishi, Inc. (Japan)	5,900	624,954
Terumo Corp. (Japan)	3,800	213,893
Thoratec Corp.*	13,930	394,498
Volcano Corp.*	9,360	255,622

		6,957,518

Healthcare Services — 0.7%
American Dental Partners, Inc.*	9,650	130,371
Community Health Systems, Inc.*	6,910	258,227
DaVita, Inc.*	8,210	570,513
HealthSouth Corp.*	25,770	533,697
Omnicare, Inc.	52,300	1,327,897
UnitedHealth Group, Inc.	74,350	2,684,778

		5,505,483

Holding Companies – Diversified — 0.1%
Hutchison Whampoa Ltd. (Hong Kong)	17,000	174,969
Keppel Corp. Ltd. (Singapore)	42,000	370,468

		545,437

Home Builders — 0.4%
Beazer Homes USA, Inc.*	91,840	495,018
D.R. Horton, Inc.	94,550	1,127,981
Lennar Corp. (Class A Stock)	27,550	516,563
Persimmon PLC (United Kingdom)	79,100	514,014
Sekisui House Ltd. (Japan)	4,000	40,448
Toll Brothers, Inc.*	29,470	559,930

		3,253,954

Home Furnishings — 0.1%
Pioneer Corp. (Japan)*	19,700	81,527
Sony Corp. (Japan)	9,500	342,487

		424,014

Hotels & Motels — 0.7%
Crown Ltd. (Australia)	48,166	406,429
Genting Singapore PLC (Singapore)*	239,000	407,846
MGM Resorts International*	186,660	2,771,901
SJM Holdings Ltd. (Hong Kong)	146,000	231,788
Starwood Hotels & Resorts Worldwide, Inc.	26,460	1,608,239

		5,426,203

Household Products — 0.1%
Reckitt Benckiser Group PLC (United Kingdom)	11,500	632,016

Industrial
China Rongsheng Heavy Industry Group Co. Ltd. (Cayman Islands)*	38,500	33,186

Insurance — 2.5%
ACE Ltd. (Switzerland)	27,480	1,710,630

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (cont’d.)
Aegon NV (XEQT) (Netherlands)*	201,800	$1,233,997
Aegon NV (XNYS) (Netherlands)*	246,600	1,511,658
Allianz SE (Germany)	10,632	1,263,485
American Equity Investment Life Holding Co.	70,840	889,042
AMP Ltd. (Australia)	86,850	469,911
AXA SA (France)	48,340	804,235
Delphi Financial Group, Inc. (Class A Stock)	53,150	1,532,846
ING Groep NV, CVA (Netherlands)*	163,400	1,589,609
Legal & General Group PLC (United Kingdom)	282,467	426,078
Lincoln National Corp.	112,470	3,127,791
NKSJ Holdings, Inc. (Japan)*	32,000	235,694
PartnerRe Ltd. (Bermuda)	2,800	224,980
Platinum Underwriters Holdings Ltd. (Bermuda)	79,000	3,552,630
Prudential PLC (United Kingdom)	53,094	552,959
QBE Insurance Group Ltd. (Australia)	13,787	255,939
Tokio Marine Holdings, Inc. (Japan)	16,000	478,285

		19,859,769

Internet & Catalog Retail — 0.2%
Expedia, Inc.	69,980	1,755,798

Internet Services — 1.3%
Blue Coat Systems, Inc.*	33,510	1,000,944
Cogent Communications Group, Inc.*	62,430	882,760
Google, Inc. (Class A Stock)*	12,740	7,567,178
Kakaku.com, Inc. (Japan)	25	148,725
Rakuten, Inc. (Japan)	440	368,518
Start Today Co. Ltd. (Japan)	9	35,971
Tencent Holdings Ltd. (Cayman Islands)	22,400	486,744

		10,490,840

Machinery & Equipment — 3.9%
AGCO Corp.*	56,120	2,843,039
Bucyrus International, Inc.	2,890	258,366
Caterpillar, Inc.	34,190	3,202,235
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. (China)*	23,800	53,768
CNH Global NV (Netherlands)*	85,100	4,062,674
Cummins, Inc.	39,700	4,367,397
Deere & Co.	25,350	2,105,318
Fanuc Ltd. (Japan)	2,300	353,258
FLSmidth & Co. A/S (Denmark)	2,900	276,584
Joy Global, Inc.	41,790	3,625,283
Komatsu Ltd. (Japan)	58,000	1,755,216
MAN SE (Germany)	5,295	629,672
Nabtesco Corp. (Japan)	6,100	130,129
Rockwell Automation, Inc.	32,930	2,361,410
Sumitomo Heavy Industries Ltd. (Japan)	17,000	109,299
Terex Corp.*	142,590	4,425,994

		30,559,642

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media — 0.3%
Jupiter Telecommunications Co. Ltd. (Japan)	46	$48,385
Viacom, Inc. (Class B Stock)	43,280	1,714,321
WPP PLC (United Kingdom)	47,057	579,225

		2,341,931

Metals & Mining — 2.9%
African Minerals Ltd. (Bermuda)*	27,600	181,160
BHP Billiton Ltd. (Australia)	58,633	2,713,630
Compass Minerals International, Inc.	4,360	389,217
European Goldfields Ltd. (Canada)*	23,200	320,836
First Quantum Minerals Ltd. (Canada)	3,800	408,793
Freeport-McMoRan Copper & Gold, Inc.	16,890	2,028,320
Fresnillo PLC (United Kingdom)	8,300	215,847
Goldcorp, Inc. (Canada)	23,600	1,085,128
Hitachi Metals Ltd. (Japan)	11,000	132,097
JFE Holdings, Inc. (Japan)	27,700	964,843
Kazakhmys PLC (United Kingdom)	21,300	535,987
Mitsubishi Materials Corp. (Japan)*	160,000	510,408
NSK Ltd. (Japan)	89,000	804,606
Nucor Corp.	11,000	482,020
Peabody Energy Corp.	17,360	1,110,693
Reliance Steel & Aluminum Co.	25,100	1,282,610
Rio Tinto Ltd. (Australia)	6,344	554,583
Rio Tinto PLC (United Kingdom)	52,800	3,693,283
Royal Gold, Inc.	8,970	490,031
Umicore (Belgium)	12,754	663,325
Vallourec SA (France)	12,360	1,298,219
Walter Energy, Inc.	7,980	1,020,163
Xstrata PLC (Switzerland)	67,200	1,577,325

		22,463,124

Miscellaneous Manufacturers — 0.5%
Charter International PLC (United Kingdom)	16,600	218,564
Cookson Group PLC (United Kingdom)*	38,400	394,237
General Electric Co.	54,300	993,147
Siemens AG (Germany)	19,484	2,413,597

		4,019,545

Miscellaneous Manufacturing — 0.3%
FUJIFILM Holdings Corp. (Japan)	7,400	267,599
Leggett & Platt, Inc.	78,230	1,780,515
Toyo Tanso Co. Ltd. (Japan)	400	23,698

		2,071,812

Office Equipment — 0.2%
Canon, Inc. (Japan)	35,900	1,861,547

Oil, Gas & Consumable Fuels — 7.3%
Berry Petroleum Co. (Class A Stock)	17,740	775,238
BG Group PLC (United Kingdom)	96,898	1,957,902
BP PLC (United Kingdom)	333,600	2,421,383
BP PLC, ADR (United Kingdom)	39,700	1,753,549
Cameron International Corp.*	41,500	2,105,295

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (cont’d.)
Centrica PLC (United Kingdom)	119,500	$617,808
Cimarex Energy Co.	2,850	252,311
Concho Resources, Inc.*	10,850	951,219
Devon Energy Corp.	10,730	842,412
ENI SpA (Italy)	9,700	211,802
Ensco PLC, ADR (United Kingdom)	27,500	1,467,950
Exxon Mobil Corp.	30,750	2,248,440
Forest Oil Corp.*	133,590	5,072,412
Galp Energia SGPS SA (Class B Stock) (Portugal)	30,039	575,627
Halliburton Co.	56,530	2,308,120
Hess Corp.	26,000	1,990,040
Marathon Oil Corp.	23,520	870,946
National Oilwell Varco, Inc.	35,410	2,381,322
Newfield Exploration Co.*	44,470	3,206,732
Nexen, Inc. (Canada)	82,600	1,891,540
Occidental Petroleum Corp.	16,030	1,572,543
Oil Search Ltd. (Papua New Guinea)	50,997	367,204
Oil States International, Inc.*	10,030	642,823
Olsen (Fred) Energy ASA (Norway)	12,100	534,594
Patterson-UTI Energy, Inc.	110,150	2,373,732
PetroChina Co. Ltd. (Class H Stock) (China)	420,000	548,991
Petrohawk Energy Corp.*	41,130	750,623
Petroleo Brasileiro SA, ADR (Brazil)	27,900	1,055,736
Pride International, Inc.*	53,890	1,778,370
Royal Dutch Shell PLC (Class A Stock) (XEQT) (United Kingdom)	32,030	1,058,493
Royal Dutch Shell PLC (Class A Stock) (XLON) (United Kingdom)	74,621	2,487,948
Royal Dutch Shell PLC (Class B Stock) (Netherlands)	7,126	234,978
Saipem SpA (Italy)	12,904	635,259
Schlumberger Ltd. (Netherlands)	26,300	2,196,050
SM Energy Co.	4,610	271,667
Southwestern Energy Co.*	30,820	1,153,593
Statoil ASA (Norway)	36,400	864,610
Technip SA (France)	3,010	277,940
Total SA (France)	30,340	1,607,554
Transocean Ltd. (Switzerland)*	18,050	1,254,655
Weatherford International Ltd. (Switzerland)*	71,370	1,627,236

		57,196,647

Paper & Forest Products — 0.1%
China Forestry Holdings Ltd. (Cayman Islands)	818,000	382,017

Pharmaceuticals — 3.9%
Allergan, Inc.	27,100	1,860,957
AstraZeneca PLC (United Kingdom)	6,013	273,932
BioMarin Pharmaceutical, Inc.*	27,580	742,729
BioScrip, Inc.*	71,270	372,742
Cephalon, Inc.*	11,380	702,374
Express Scripts, Inc.*	23,270	1,257,743

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (cont’d.)
GlaxoSmithKline PLC (United Kingdom)	54,600	$1,055,566
Impax Laboratories, Inc.*	12,690	255,196
Kobayashi Pharmaceutical Co. Ltd. (Japan)	2,700	125,373
Merck & Co., Inc.	95,850	3,454,434
Mitsubishi Tanabe Pharma Corp. (Japan)	29,600	499,835
Neurocrine Biosciences, Inc.*	34,840	266,178
Nichi-Iko Pharmaceutical Co. Ltd. (Japan)	4,200	147,225
Novartis AG (Switzerland)	34,926	2,052,603
Novo Nordisk A/S (Class B Stock) (Denmark)	7,120	802,876
Onyx Pharmaceuticals, Inc.*	65,870	2,428,627
Pfizer, Inc.	311,230	5,449,637
Pharmasset, Inc.*	11,760	510,502
Roche Holding AG (Switzerland)	18,679	2,736,923
Sanofi-Aventis SA (France)	19,575	1,251,672
Santen Pharmaceutical Co. Ltd. (Japan)	1,900	65,993
Teva Pharmaceutical Industries Ltd., ADR (Israel)	6,900	359,697
Theravance, Inc.*	82,720	2,073,790
Valeant Pharmaceuticals International, Inc. (Canada)	63,336	1,791,775
Watson Pharmaceuticals, Inc.*	6,140	317,131

		30,855,510

Printing & Publishing — 0.5%
VistaPrint NV (Netherlands)*	79,800	3,670,800

Real Estate Investment Trusts — 0.7%
British Land Co. PLC (United Kingdom)	56,612	462,940
Cedar Shopping Centers, Inc.	96,760	608,620
Chesapeake Lodging Trust	17,210	323,720
Coresite Realty Corp.	13,970	190,551
Japan Retail Fund Investment Corp. (Japan)	171	327,931
Post Properties, Inc.	35,810	1,299,903
Public Storage	19,690	1,996,960
Sabana Shari’ah Compliant Industrial Real Estate Investment Trust (Singapore)*	72,000	54,701
Westfield Group (Australia)	48,200	472,283

		5,737,609

Real Estate Management/Service — 0.3%
Jones Lang LaSalle, Inc.	30,540	2,562,917

Real Estate Operation & Development — 0.6%
CB Richard Ellis Group, Inc. (Class A Stock)*	165,950	3,398,656
Mitsui Fudosan Co. Ltd. (Japan)	36,000	717,871
New World Development Ltd. (Hong Kong)	223,000	418,871
Sumitomo Realty & Development Co. Ltd. (Japan)	11,000	262,705

		4,798,103

COMMON STOCKS (continued)	Shares	Value (Note 2)

Restaurants — 0.1%
California Pizza Kitchen, Inc.*	28,350	$489,888

Retail & Merchandising — 3.3%
ABC-Mart, Inc. (Japan)	4,600	164,306
Asics Corp. (Japan)	15,000	192,881
Best Buy Co., Inc.	53,220	1,824,914
Cheesecake Factory, Inc. (The)*	21,740	666,548
CVS Caremark Corp.	185,050	6,434,188
Express, Inc.	108,290	2,035,852
FamilyMart Co. Ltd. (Japan)	1,800	67,841
Fast Retailing Co. Ltd. (Japan)	800	127,405
Game Group PLC (United Kingdom)	308,100	336,249
Gome Electrical Appliances Holdings Ltd. (Bermuda)*	581,000	209,294
Hennes & Mauritz AB (Class B Stock) (Sweden)	20,658	688,022
hhgregg, Inc.*	91,790	1,923,000
Home Depot, Inc. (The)	64,780	2,271,187
Industria de Diseno Textil SA (Spain)	7,983	597,714
K’s Holdings Corp. (Japan)	23,200	631,221
Kingfisher PLC (United Kingdom)	275,800	1,132,612
Limited Brands, Inc.	18,200	559,286
Macy’s, Inc.	52,650	1,332,045
Nitori Holdings Co. Ltd. (Japan)	1,300	113,684
RadioShack Corp.	37,920	701,141
Ruth’s Hospitality Group, Inc.*	113,710	526,477
Seven & I Holdings Co. Ltd. (Japan)	6,500	173,728
Staples, Inc.	80,410	1,830,936
Travis Perkins PLC (United Kingdom)	41,900	691,147
Wesfarmers Ltd. (Australia)	16,600	543,310

		25,774,988

Semiconductors — 1.7%
Advanced Micro Devices, Inc.*	39,200	320,656
ASML Holding NV (Netherlands)	13,600	525,223
Avago Technologies Ltd. (Singapore)	29,800	848,406
Broadcom Corp. (Class A Stock)	36,300	1,580,865
Emulex Corp.*	196,590	2,292,239
Fairchild Semiconductor International, Inc.*	100,570	1,569,898
Infineon Technologies AG (Germany)*	52,910	492,313
Intel Corp.	104,260	2,192,588
Marvell Technology Group Ltd. (Bermuda)*	121,800	2,259,390
Netlogic Microsystems, Inc.*	31,740	996,953
Tokyo Electron Ltd. (Japan)	4,300	272,226

		13,350,757

Software — 1.9%
Ariba, Inc.*	162,100	3,807,729
Autonomy Corp. PLC (United Kingdom)*	9,100	213,525
BMC Software, Inc.*	24,890	1,173,315
Changyou.com Ltd., ADR (Cayman Islands)*	8,500	242,335
DemandTec, Inc.*	265,690	2,880,080
Microsoft Corp.	98,070	2,738,114
Oracle Corp.	100,060	3,131,878

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software (cont’d.)
SAP AG (Germany)	10,816	$550,679
Sourcefire, Inc.*	7,210	186,955

		14,924,610

Telecommunications — 3.7%
ADTRAN, Inc.	28,210	1,021,484
American Tower Corp. (Class A Stock)*	33,600	1,735,104
AT&T, Inc.	36,790	1,080,890
BT Group PLC (United Kingdom)	263,900	743,890
Cisco Systems, Inc.*	86,730	1,754,548
France Telecom SA (France)	11,810	246,117
NII Holdings, Inc.*	77,920	3,479,907
Nippon Telegraph & Telephone Corp. (Japan)	2,800	126,740
QUALCOMM, Inc.	79,920	3,955,241
Qwest Communications International, Inc.	465,630	3,543,444
SES SA, FDR (Luxembourg)	10,699	254,704
Singapore Telecommunications Ltd. (Singapore)	251,000	596,525
Softbank Corp. (Japan)	19,600	678,601
Swisscom AG (Switzerland)	2,740	1,204,721
Sycamore Networks, Inc.	19,630	404,182
Telefonica SA (Spain)	95,245	2,159,250
Telenor ASA (Norway)	28,400	461,405
Telstra Corp Ltd. (Australia)	343,716	980,830
VimpelCom Ltd. (Netherlands)	27,700	416,608
Vivendi (France)	39,402	1,063,595
Vodafone Group PLC (United Kingdom)	1,092,400	2,823,822

		28,731,608

Textiles & Apparel — 0.2%
Billabong International Ltd. (Australia)	11,951	99,621
Christian Dior SA (France)	3,190	455,696
Jones Group, Inc. (The)	55,380	860,606
Vera Bradley, Inc.*	14,950	493,350

		1,909,273

Tobacco — 0.4%
British American Tobacco PLC (United Kingdom)	26,600	1,021,657
Imperial Tobacco Group PLC (United Kingdom)	49,534	1,519,846
Japan Tobacco, Inc. (Japan)	71	262,785

		2,804,288

Transportation — 0.8%
CSX Corp.	20,760	1,341,304
Genco Shipping & Trading Ltd. (Marshall Island)*	10,700	154,080
Hitachi Transport System Ltd. (Japan)	4,600	71,332
Kawasaki Kisen Kaisha Ltd. (Japan)	207,000	910,198
Kuehne & Nagel International AG (Switzerland)	2,650	368,449

COMMON STOCKS (continued)	Shares	Value (Note 2)

Transportation (cont’d.)
Swift Transportation Co.*	166,190	$2,079,037
Union Pacific Corp.	14,920	1,382,487

		6,306,887

Water — 0.2%
American Water Works Co., Inc.	51,290	1,297,124
United Utilities Group PLC (United Kingdom)	28,500	263,050

		1,560,174

TOTAL COMMON STOCKS (cost $529,022,111)		586,114,935

EXCHANGE TRADED FUND — 0.2%
iShares Russell 2000 Index Fund (cost $1,768,729)	23,400	1,830,582

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#
ASSET-BACKED SECURITY
Ally Master Owner Trust,
Series 2010-3, Class A (cost $143,700)
2.88%	04/15/15	Aaa	$140	143,378

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.9%
Banc of America Commercial Mortgage, Inc.,
Series 2007-1, Class A4
5.451%	01/15/49	Aaa	500	521,610
Citigroup Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD4, Class A4
5.322%	12/11/49	Aaa	500	518,260
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4
5.306%	12/10/46	Aaa	500	521,493
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467%	09/15/39	Aaa	500	524,392
Series 2006-C5, Class A3
5.311%	12/15/39	Aaa	495	515,564
GE Capital Commercial Mortgage Corp.,
Series 2007-C1, Class A4
5.543%	12/10/49	Aaa	500	514,802
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A4
5.444%	03/10/39	Aaa	200	210,716
GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A4
5.56%	11/10/39	Aaa	500	530,365
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP9, Class A3
5.336%	05/15/47	Aa3	410	425,509
Series 2007-LDPX, Class A3
5.42%	01/15/49	Aaa	500	520,032

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A4
5.948%	(c)	07/15/44	Aaa	$500	$534,835
LB-UBS Commercial Mortgage Trust,
Series 2007-C1, Class A4
5.424%		02/15/40	A+(d)	500	525,070
Series 2007-C2, Class A3
5.43%		02/15/40	A+(d)	500	515,599
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4, Class A3
5.172%		12/12/49	Aaa	500	517,519
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C23, Class A4
5.418%		01/15/45	Aaa	310	332,189

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $6,718,560)					7,227,955

CORPORATE BONDS — 5.1%
Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
9.25%		08/06/19	Baa1	290	378,461

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
2.50%		03/26/13	Baa2	118	120,750
Gtd. Notes, 144A
5.375%		11/15/14	Baa2	305	336,035

					456,785

Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.85%		08/15/12	Baa3	300	316,254
7.60%		05/15/14	Baa3	384	442,901

					759,155

Commercial Banks
Huntington Bancshares, Inc.,
Sub. Notes
7.00%		12/15/20	Baa3	50	52,644
Regions Bank Birmingham AL,
Sub. Notes
6.45%		06/26/37	Ba3	273	242,629

					295,273

Consumer Products & Services
Fortune Brands, Inc.,
Sr. Unsec’d. Notes
5.875%		01/15/36	Baa3	375	328,682

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services — 0.8%
Capital One Capital V,
Ltd. Gtd. Notes
10.25%	08/15/39	Baa3	$49	$52,430
Citigroup, Inc.,
Sr. Unsec’d. Notes
6.50%	08/19/13	A3	500	549,030
Credit Suisse,
Sub. Notes (Switzerland)
6.00%	02/15/18	Aa2	520	557,593
Discover Financial Services,
Sr. Unsec’d. Notes
10.25%	07/15/19	Ba1	281	348,781
General Electric Capital Corp.,
Notes, MTN
5.625%	09/15/17	Aa2	440	482,460
Sr. Unsec’d. Notes
2.25%	11/09/15	Aa2	700	672,949
4.375%	09/16/20	Aa2	400	393,663
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
6.15%	04/01/18	A1	350	385,418
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.70%	01/20/15	Aa3	800	827,910
6.30%	04/23/19	Aa3	440	500,832
KeyBank NA,
Sub. Notes
5.80%	07/01/14	Baa1	349	373,957
M&I Marshall & Ilsley Bank,
Sub. Notes
5.00%	01/17/17	Baa1	249	252,666
5.25%	09/04/12	Baa1	40	41,221
Merrill Lynch & Co., Inc.,
Notes, MTN
6.875%	04/25/18	A2	300	328,307
Prime Property Funding II, Inc.,
Notes, 144A
5.60%	06/15/11	Baa2	403	407,787
Wachovia Bank NA,
Sub. Notes
4.875%	02/01/15	Aa3	320	339,346
Wells Fargo & Co.,
Sr. Notes
3.625%	04/15/15	A1	110	114,064

				6,628,414

Electric – Integrated — 0.1%
Midamerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.875%	10/01/12	Baa1	350	377,637
Nevada Power Co.,
General Refinance Mortgage
6.50%	05/15/18	Baa3	325	374,044

				751,681

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric Utilities — 0.5%
Alabama Power Co.,
Sr. Unsec’d. Notes
3.375%		10/01/20	A2	$91	$86,072
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
5.70%		06/15/40	A3	100	106,376
Dominion Resources, Inc.,
Jr. Sub. Notes
6.30%	(c)	09/30/66	Baa3	235	229,125
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.40%		09/15/20	Ba1	203	201,489
Edison International,
Sr. Unsec’d. Notes
3.75%		09/15/17	Baa2	91	90,358
EDP Finance BV,
Sr. Unsec’d. Notes, 144A (Netherlands)
6.00%		02/02/18	A3	208	194,413
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.00%		10/01/20	A3	400	374,335
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%		11/15/31	Baa3	104	109,633
FirstEnergy Solutions Corp.,
Gtd. Notes
4.80%		02/15/15	Baa2	320	336,027
6.05%		08/15/21	Baa2	63	64,718
Kentucky Utilities Co.,
First Mortgage, 144A
3.25%		11/01/20	A2	24	22,637
5.125%		11/01/40	A2	174	170,701
LG&E And KU Energy LLC,
Notes, 144A
2.125%		11/15/15	Baa2	127	121,833
3.75%		11/15/20	Baa2	25	23,801
Louisville Gas & Electric Co.,
First Mortgage, 144A
5.125%		11/15/40	A2	52	51,091
National Grid PLC,
Sr. Unsec’d. Notes (United Kingdom)
6.30%		08/01/16	Baa1	157	179,237
Nisource Finance Corp.,
Gtd. Notes
6.25%		12/15/40	Baa3	41	41,680
6.40%		03/15/18	Baa3	310	343,652
Pepco Holdings, Inc.,
Sr. Unsec’d. Notes
2.70%		10/01/15	Baa3	406	395,714
PPL Energy Supply LLC,
Sr. Unsec’d. Notes
6.50%		05/01/18	Baa2	305	339,593
Progress Energy, Inc.,
Sr. Unsec’d. Notes
6.00%		12/01/39	Baa2	273	288,491

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric Utilities (cont’d.)
Tampa Electric Co.,
Sr. Unsec’d. Notes, 144A
5.40%		05/15/21	Baa1	$65	$69,782
Teco Finance, Inc.,
Gtd. Notes
4.00%		03/15/16	Baa3	300	305,897

					4,146,655

Financial – Bank & Trust — 0.2%
Bank of America Corp.,
Sr. Unsec’d. Notes
5.75%		12/01/17	A2	400	416,250
Sr. Unsec’d. Notes, MTN
5.65%		05/01/18	A2	1,090	1,113,732
Goldman Sachs Group, Inc. (The),
Sr. Notes
3.70%		08/01/15	A1	275	280,201

					1,810,183

Financial Services — 0.6%
Citigroup, Inc.,
Sr. Unsec’d. Notes
5.375%		08/09/20	A3	271	281,571
6.125%		05/15/18	A3	1,280	1,402,275
Discover Bank,
Sub. Notes
7.00%		04/15/20	Ba1	370	397,765
Fifth Third Capital Trust IV,
Ltd. Gtd. Notes
6.50%	(c)	04/15/37	Baa3	63	59,850
Goldman Sachs Group, Inc. (The),
Sub. Notes
6.75%		10/01/37	A2	283	289,338
Morgan Stanley,
Sr. Unsec’d. Notes
6.00%		05/13/14	A2	500	540,240
Sr. Unsec’d. Notes, MTN
6.625%		04/01/18	A2	800	867,815
Regions Financial Corp.,
Sr. Unsec’d. Notes
5.75%		06/15/15	Ba3	23	22,511
7.75%		11/10/14	Ba3	321	333,840
Silicon Valley Bank,
Sr. Unsec’d. Notes
5.70%		06/01/12	A2	451	466,076

					4,661,281

Foods — 0.1%
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
5.375%		02/10/20	Baa2	500	538,135
6.50%		08/11/17	Baa2	100	116,407

					654,542

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance — 0.3%
American International Group, Inc.,
Sr. Unsec’d. Notes
6.40%	12/15/20	Baa1	$95	$99,675
AON Corp.,
Sr. Unsec’d. Notes
3.50%	09/30/15	Baa2	54	54,026
5.00%	09/30/20	Baa2	362	365,367
6.25%	09/30/40	Baa2	40	41,119
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
8.875%	06/01/39	A1	246	329,253
MetLife, Inc.,
Sr. Unsec’d. Notes
6.75%	06/01/16	A3	295	342,189
New York Life Insurance Co.,
Sub. Notes, 144A
6.75%	11/15/39	Aa2	171	201,626
Northwestern Mutual Life Insurance,
Notes, 144A
6.063%	03/30/40	Aa2	540	596,454
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.25%	06/15/39	A3	123	159,843
Pacific LifeCorp,
Sr. Notes, 144A
6.00%	02/10/20	Baa1	379	398,327
Unum Group,
Sr. Unsec’d. Notes
5.625%	09/15/20	Baa3	68	68,256

				2,656,135

Media — 0.6%
Comcast Corp.,
Gtd. Notes
4.95%	06/15/16	Baa1	300	323,222
5.70%	05/15/18	Baa1	400	440,210
6.40%	03/01/40	Baa1	325	348,356
Cox Communications, Inc.,
Unsec’d. Notes
4.625%	06/01/13	Baa2	310	331,746
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
4.75%	10/01/14	Baa2	315	335,714
5.875%	10/01/19	Baa2	200	217,369
Discovery Communications LLC,
Gtd. Notes
3.70%	06/01/15	Baa2	84	86,968
6.35%	06/01/40	Baa2	77	83,166
NBC Universal, Inc.,
Sr. Unsec’d. Notes, 144A
5.15%	04/30/20	Baa2	350	362,818
6.40%	04/30/40	Baa2	200	212,393
News America, Inc.,
Gtd. Notes
6.15%	03/01/37	Baa1	335	349,265

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media (cont’d.)
Time Warner Cable, Inc.,
Gtd. Notes
5.85%	05/01/17	Baa2	$200	$223,160
6.75%	07/01/18	Baa2	295	343,875
Time Warner, Inc.,
Gtd. Notes
6.20%	03/15/40	Baa2	500	531,527
Viacom, Inc.,
Sr. Unsec’d. Notes
6.75%	10/05/37	Baa1	315	356,266

				4,546,055

Metals & Mining
Anglo American Capital PLC,
Gtd. Notes, 144A (United Kingdom)
4.45%	09/27/20	Baa1	100	101,550

Miscellaneous Manufacturers
Tyco Electronics Group SA,
Gtd. Notes (Luxembourg)
6.00%	10/01/12	Baa2	305	327,926

Office Equipment
Xerox Corp.,
Sr. Unsec’d. Notes
5.50%	05/15/12	Baa2	300	316,864

Oil, Gas & Consumable Fuels — 0.3%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/15/17	Ba1	122	132,896
Apache Corp.,
Sr. Unsec’d. Notes
5.10%	09/01/40	A3	120	116,596
BP Capital Markets PLC,
Gtd. Notes (United Kingdom)
3.125%	10/01/15	A2	155	154,894
Motiva Enterprises LLC,
Notes, 144A
5.75%	01/15/20	A2	300	336,513
Sr. Unsec’d. Notes, 144A
6.85%	01/15/40	A2	305	354,487
Nexen, Inc.,
Sr. Unsec’d. Notes (Canada)
5.05%	11/20/13	Baa3	528	562,162
Petrobras International Finance Co.,
Gtd. Notes
6.875%	01/20/40	Baa1	142	149,157
Suncor Energy, Inc.,
Sr. Unsec’d. Notes (Canada)
6.10%	06/01/18	Baa2	305	350,684

				2,157,389

Pharmaceuticals — 0.1%
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
4.125%	09/15/20	Baa3	395	381,937

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pipelines — 0.3%
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
5.35%	03/15/20	Baa2	$630	$652,955
EL Paso Pipeline Partners Operating Co. LLC,
Gtd. Notes
4.10%	11/15/15	Ba1	188	186,106
Midcontinent Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
5.45%	09/15/14	Ba1	420	448,427
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
3.95%	09/15/15	Baa3	350	361,647
Spectra Energy Capital LLC,
Gtd. Notes
5.65%	03/01/20	Baa2	350	371,804

				2,020,939

Real Estate Investment Trusts — 0.4%
BioMed Realty LP,
Gtd. Notes, 144A
6.125%	04/15/20	Baa3	40	42,235
Brandywine Operating Partnership LP,
Gtd. Notes
5.70%	05/01/17	Baa3	164	163,586
Camden Property Trust,
Sr. Unsec’d. Notes
5.375%	12/15/13	Baa1	550	589,235
Developers Diversified Realty Corp.,
Sr. Unsec’d. Notes
5.375%	10/15/12	Baa3	550	565,865
Digital Realty Trust LP,
Gtd. Notes, 144A
4.50%	07/15/15	Baa2	100	100,616
Duke Realty LP,
Sr. Unsec’d. Notes
6.25%	05/15/13	Baa2	554	595,309
ERP Operating LP,
Sr. Unsec’d. Notes
4.75%	07/15/20	Baa1	114	114,895
5.20%	04/01/13	Baa1	151	162,457
5.75%	06/15/17	Baa1	100	109,569
Liberty Property LP,
Sr. Unsec’d. Notes
4.75%	10/01/20	Baa2	168	166,245
Simon Property Group LP,
Sr. Unsec’d. Notes
4.20%	02/01/15	A3	300	313,689
Tanger Properties LP,
Sr. Unsec’d. Notes
6.125%	06/01/20	Baa2	100	107,343
6.15%	11/15/15	Baa2	15	16,273

				3,047,317

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate Operation & Development — 0.1%
Post Apartment Homes LP,
Sr. Unsec’d. Notes
6.30%	06/01/13	Baa3	$551	$592,222

Retail
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
5.80%	04/15/40	A1	260	275,187

Telecommunications — 0.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.50%	08/15/15	A2	400	398,594
6.30%	01/15/38	A2	435	458,902
Sr. Unsec’d. Notes, 144A
5.35%	09/01/40	A2	200	188,093
Telecom Italia Capital SA,
Gtd. Notes (Luxembourg)
4.95%	09/30/14	Baa2	620	635,217
Telefonica Emisiones SAU
Gtd. Notes (Spain)
5.134%	04/27/20	Baa1	110	105,902
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
6.10%	04/15/18	A3	300	340,777

				2,127,485

Tobacco — 0.1%
Altria Group, Inc.,
Gtd. Notes
9.70%	11/10/18	Baa1	260	342,999
Reynolds American, Inc.,
Gtd. Notes
6.75%	06/15/17	Baa3	310	346,492

				689,491

TOTAL CORPORATE BONDS (cost $39,755,549)				40,111,609

MUNICIPAL BOND — 0.1%
California
State of California,
General Obligation Unlimited (cost $343,572)
6.20%	03/01/19	A1	340	344,182

RESIDENTIAL MORTGAGE-BACKED SECURITY
Banc of American Funding Corp.,
Series 2010-R4, Class 2A1 (cost $85,483)
4.50%	03/26/37	AA(d)	85	86,745

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 11.2%
Federal Home Loan Mortgage Corp.
4.50%	TBA	$2,000	$2,049,376
5.00%	06/01/40-08/01/40	1,906	2,007,995
Federal National Mortgage Assoc.
3.00%	TBA	1,500	1,468,125
3.50%	09/01/40-01/01/41	8,610	8,231,087
3.50%	TBA	2,600	2,617,875
4.00%	07/01/40-12/01/40	1,444	1,438,947
4.00%	TBA	3,700	3,680,346
4.00%	TBA	500	513,672
4.50%	07/01/39-07/01/40	2,174	2,236,124
4.50%	TBA	1,000	1,048,281
4.50%	TBA	7,900	8,108,607
5.00%	05/01/19-08/01/40	5,479	5,790,313
5.00%	TBA	500	530,469
5.00%	TBA	11,500	12,089,375
5.50%	11/01/33-12/01/39	4,372	4,696,236
5.50%	TBA	12,050	12,891,620
5.50%	TBA	1,500	1,612,500
6.00%	02/01/34-04/01/39	3,577	3,889,309
6.00%	TBA	8,000	8,695,000
Government National Mortgage Assoc.
4.00%	09/15/25-10/15/25	882	914,779
4.00%	TBA	1,400	1,408,105
4.50%	06/15/39-06/15/40	2,105	2,189,447

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $88,041,176)			88,107,588

U.S. TREASURY OBLIGATIONS — 12.4%
U.S. Treasury Bonds
3.875%	08/15/40	3,734	3,439,365
U.S. Treasury Inflationary Indexed Bonds, TIPS
2.125%	02/15/40	3,550	3,802,244
U.S. Treasury Notes
0.50%	11/15/13	29,081	28,706,117
1.00%	10/31/11	30,000	30,175,770
1.375%	11/30/15	11,228	10,911,336
2.625%	08/15/20	8,550	8,105,802
3.125%	04/30/17	11,500	11,915,978

TOTAL U.S. TREASURY OBLIGATIONS (cost $98,081,708)			97,056,612

TOTAL LONG-TERM INVESTMENTS (cost $763,960,588)			821,023,586

		Shares
SHORT-TERM INVESTMENTS — 11.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 11.3%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $88,975,912)(w)		88,975,912	88,975,912

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS(n) — 0.5%
U.S. Treasury Bills
0.106%	01/20/11-03/03/11	(k)	$190	$189,985
0.112%	03/03/11		324	323,935
0.112%	03/03/11		185	184,963
0.113%	03/03/11		626	625,875
0.114%	01/20/11		101	100,994
0.114%	01/20/11		344	343,980
0.122%	03/03/11		181	180,964
0.127%	03/03/11		304	303,939
0.127%	03/03/11		132	131,973
0.127%	01/20/11		52	51,996
0.128%	03/03/11		213	212,957
0.137%	02/24/11(k)		128	127,980
0.137%	01/20/11		109	108,992
0.142%	03/03/11		146	145,965
0.144%	02/24/11		65	64,990
0.146%	03/03/11		104	103,979
0.159%	02/24/11		195	194,969

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,398,416)				3,398,436

TOTAL SHORT-TERM INVESTMENTS (cost $92,374,328)				92,374,348

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 116.3% (cost $856,334,916)				913,397,934

SECURITIES SOLD SHORT — (11.7)%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — (3.1)%
Federal National Mortgage Assoc.
3.50%	TBA		2,000	(2,013,750)
3.50%	TBA		8,000	(7,640,000)
4.00%	TBA		3,000	(2,984,064)
4.50%	TBA		500	(524,141)
4.50%	TBA		1,500	(1,539,609)
5.00%	TBA		500	(530,469)
5.00%	TBA		3,500	(3,679,375)
5.50%	TBA		3,300	(3,530,485)
6.00%	TBA		2,000	(2,173,750)

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (proceeds received $24,473,766)				(24,615,643)

			Shares
COMMON STOCKS — (8.6)%
Aerospace & Defense — (0.5)%
Boeing Co. (The)			14,370	(937,786)
General Dynamics Corp.			18,330	(1,300,697)
Spirit Aerosystems Holdings, Inc. (Class A Stock)*			96,740	(2,013,159)

				(4,251,642)

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SECURITIES SOLD SHORT (continued)
	Shares	Value (Note 2)

COMMON STOCKS (continued)
Automobile Manufacturers — (0.1)%
PACCAR, Inc.	11,140	$(639,659)

Beverages — (0.3)%
SABMiller PLC (United Kingdom)	57,800	(2,061,148)

Biotechnology — (0.3)%
Acorda Therapeutics, Inc.*	27,570	(751,558)
Celgene Corp.*	13,680	(809,035)
Life Technologies Corp.*	17,020	(944,610)
Seattle Genetics, Inc.*	13,670	(204,367)

		(2,709,570)

Chemicals — (0.3)%
E.I. du Pont de Nemours & Co.	17,720	(883,874)
Monsanto Co.	11,270	(784,843)
Valspar Corp. (The)	22,680	(782,006)

		(2,450,723)

Computer Services & Software — (0.4)%
International Business Machines Corp.	11,360	(1,667,194)
VMware, Inc. (Class A Stock)*	13,490	(1,199,396)

		(2,866,590)

Cosmetics/Personal Care — (0.1)%
Colgate-Palmolive Co.	5,460	(438,820)

Distribution/Wholesale — (0.2)%
Fastenal Co.	14,670	(878,880)
Owens & Minor, Inc.	13,970	(411,137)

		(1,290,017)

Diversified Financial Services — (0.6)%
CBOE Holdings, Inc.	85,240	(1,948,586)
E*Trade Financial Corp.*	164,390	(2,630,240)

		(4,578,826)

Electric Utilities — (0.1)%
Integrys Energy Group, Inc.	24,130	(1,170,546)

Financial Services — (0.3)%
Northern Trust Corp.	40,660	(2,252,971)

Foods — (0.5)%
H.J. Heinz Co.	19,220	(950,621)
Hormel Foods Corp.	23,080	(1,183,081)
TreeHouse Foods, Inc.*	22,520	(1,150,547)
Weis Markets, Inc.	17,150	(691,659)

		(3,975,908)

Gas Utilities
WGL Holdings, Inc.	5,230	(187,077)

Healthcare Products — (0.2)%
Hill-Rom Holdings, Inc.	16,770	(660,235)
Intuitive Surgical, Inc.*	2,510	(646,952)

		(1,307,187)

Hotels & Motels — (0.1)%
Las Vegas Sands Corp.*	21,600	(992,520)

SECURITIES SOLD SHORT (continued)
	Shares	Value (Note 2)

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure — (0.1)%
Cracker Barrel Old Country Store, Inc.	9,950	$(544,962)

Insurance — (0.5)%
American International Group, Inc.* .	64,380	(3,709,576)

Internet Services — (0.3)%
F5 Networks, Inc.*	15,760	(2,051,322)
NetFlix, Inc.*	3,410	(599,137)

		(2,650,459)

Machinery & Equipment — (0.1)%
Applied Industrial Technologies, Inc.	25,990	(844,155)

Miscellaneous Manufacturers — (0.1)%
3M Co.	9,960	(859,548)

Oil, Gas & Consumable Fuels — (1.1)%
Atmos Energy Corp.	19,990	(623,688)
Chesapeake Energy Corp.	62,610	(1,622,225)
ConocoPhillips	20,490	(1,395,369)
Diamond Offshore Drilling, Inc.	19,340	(1,293,266)
Goodrich Petroleum Corp.*	51,610	(910,400)
Noble Energy, Inc.	10,400	(895,232)
W&T Offshore, Inc.	114,150	(2,039,861)

		(8,780,041)

Pharmaceuticals — (0.3)%
Bristol-Myers Squibb Co.	22,230	(588,650)
Eli Lilly & Co.	19,230	(673,819)
Forest Laboratories, Inc.*	22,680	(725,306)
Viropharma, Inc.*	19,370	(335,489)

		(2,323,264)

Real Estate Investment Trusts — (0.1)%
Taubman Centers, Inc.	20,300	(1,024,744)

Restaurants — (0.1)%
Chipotle Mexican Grill, Inc.*	3,620	(769,829)

Retail & Merchandising — (0.5)%
Chico’s FAS, Inc.	59,990	(721,680)
Darden Restaurants, Inc.	17,990	(835,456)
Tiffany & Co.	8,230	(512,482)
TJX Cos., Inc. (The)	14,080	(625,011)
Urban Outfitters, Inc.*	28,920	(1,035,625)

		(3,730,254)

Semiconductors — (0.2)%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	94,600	(1,186,284)

Software — (0.6)%
Adobe Systems, Inc.*	16,010	(492,788)
Cerner Corp.*	4,020	(380,855)
Intuit, Inc.*	22,540	(1,111,222)
Red Hat, Inc.*	28,950	(1,321,567)
salesforce.com, Inc.*	9,460	(1,248,720)

		(4,555,152)

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SECURITIES SOLD SHORT (continued)
	Shares	Value (Note 2)

COMMON STOCKS (continued)
Telecommunications — (0.5)%
America Movil SAB de CV (Class L Stock), ADR (Mexico)	25,800	$(1,479,372)
Frontier Communications Corp.	51,310	(499,246)
Nokia Oyj, ADR (Finland)	226,100	(2,333,352)

		(4,311,970)

Tobacco — (0.1)%
Lorillard, Inc.	11,380	(933,843)

TOTAL COMMON STOCKS
(proceeds received $61,041,441)		(67,397,285)

TOTAL SECURITIES SOLD SHORT (proceeds received $85,515,207)		(92,012,928)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 104.6% (cost $770,819,709)		821,385,006
Other liabilities in excess of other assets(x) — (4.6)%		(35,723,919)

NET ASSETS — 100.0%		$785,661,087

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Aandelen

FDR	Fiduciary Depositary Receipts
MTN	Medium Term Note
PRFC	Preference Shares
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
XEQT	Equiduct Stock Exchange
XLON	London Stock Exchange
XNYS	New York Stock Exchange
AUD	Australian Dollar
GBP	British Pound
JPY	Japanese Yen

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2010.

(d)	Standard & Poor’s rating.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

(x)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts and interest rate swap agreements as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation
Long Positions:
752	S&P 500 E-Mini	Mar. 2011	$46,548,435	$47,112,800	$564,365

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Australian Dollar,
Expiring 01/14/11	Brown Brothers Harriman	AUD	18	$18,074	$18,226	$152
Japanese Yen,
Expiring 01/05/11	Credit Suisse First Boston Corp.	JPY	30,747	374,567	378,732	4,165
Expiring 01/05/11	State Street Bank	JPY	2,977	36,299	36,668	369
Expiring 01/05/11	State Street Bank	JPY	2,929	35,707	36,070	363
Expiring 01/05/11	State Street Bank	JPY	2,638	32,164	32,491	327
Expiring 01/05/11	State Street Bank	JPY	2,489	30,351	30,660	309
Expiring 01/05/11	State Street Bank	JPY	2,208	26,917	27,191	274
Expiring 01/05/11	State Street Bank	JPY	1,978	24,122	24,367	245
Expiring 01/05/11	State Street Bank	JPY	1,766	21,534	21,753	219
Expiring 01/05/11	State Street Bank	JPY	1,741	21,234	21,450	216
Expiring 01/05/11	State Street Bank	JPY	1,715	20,911	21,124	213
Expiring 01/05/11	State Street Bank	JPY	1,713	20,882	21,094	212
Expiring 01/05/11	State Street Bank	JPY	1,630	19,874	20,076	202
Expiring 01/05/11	State Street Bank	JPY	1,614	19,685	19,885	200
Expiring 01/05/11	State Street Bank	JPY	1,434	17,481	17,659	178
Expiring 01/05/11	State Street Bank	JPY	1,425	17,370	17,547	177
Expiring 01/05/11	State Street Bank	JPY	1,392	16,978	17,151	173
Expiring 01/05/11	State Street Bank	JPY	1,255	15,296	15,451	155
Expiring 01/05/11	State Street Bank	JPY	1,117	13,621	13,759	138
Expiring 01/05/11	State Street Bank	JPY	1,114	13,581	13,719	138
Expiring 01/05/11	State Street Bank	JPY	1,011	12,331	12,456	125
Expiring 01/05/11	State Street Bank	JPY	951	11,597	11,715	118
Expiring 01/05/11	State Street Bank	JPY	910	11,095	11,208	113
Expiring 01/05/11	State Street Bank	JPY	852	10,388	10,494	106
Expiring 01/05/11	State Street Bank	JPY	793	9,668	9,766	98
Expiring 01/05/11	State Street Bank	JPY	741	9,033	9,125	92

				$860,760	$869,837	$9,077

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
British Pound,
Expiring 01/05/11	State Street Bank	GBP	4	$6,269	$6,339	$(70)
Expiring 01/06/11	State Street Bank	GBP	4	6,310	6,310	—

				$12,579	$12,649	$(70)

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$586,114,935	$—	$—
Exchange Traded Fund	1,830,582	—	—
Asset-Backed Security	—	143,378	—
Commercial Mortgage-Backed Securities	—	7,227,955	—
Corporate Bonds	—	40,111,609	—
Municipal Bond	—	344,182	—
Residential Mortgage-Backed Security	—	86,745	—
U.S. Government Mortgage-Backed Obligations	—	88,107,588	—
U.S. Treasury Obligations	—	100,455,048	—
Affiliated Money Market Mutual Fund	88,975,912	—	—
Short Sales – Common Stocks	(67,397,285)	—	—
Short Sales – U.S. Government Mortgage-Backed Obligations	—	(24,615,643)	—
Other Financial Instruments*
Futures	564,365	—	—
Forward Foreign Currency Contracts	—	9,007	—

Total	$610,088,509	$211,869,869	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

U.S. Treasury Obligations	12.9%
Affiliated Money Market Mutual Fund	11.3
U.S. Government Mortgage-Backed Obligations	11.2
Oil, Gas & Consumable Fuels	7.6
Diversified Financial Services	5.1
Pharmaceuticals	4.0
Telecommunications	4.0
Machinery & Equipment	3.9
Retail & Merchandising	3.3
Commercial Banks	3.2
Metals & Mining	2.9
Insurance	2.8
Electric Utilities	2.6
Chemicals	2.5
Foods	2.5
Financial Services	2.2
Automobile Manufacturers	2.0
Software	1.9
Computer Services & Software	1.8
Computer Hardware	1.7
Semiconductors	1.7
Consumer Products & Services	1.4
Internet Services	1.3
Biotechnology	1.3
Beverages	1.2
Real Estate Investment Trusts	1.1
Commercial Services	1.0
Financial – Bank & Trust	0.9
Commercial Mortgage-Backed Securities	0.9
Aerospace & Defense	0.9
Healthcare Products	0.9
Media	0.9
Transportation	0.8
Electronic Components & Equipment	0.7
Healthcare Services	0.7
Hotels & Motels	0.7
Real Estate Operation & Development	0.7

Auto Parts & Equipment	0.7%
Hand/Machine Tools	0.7
Entertainment & Leisure	0.6
Construction & Engineering	0.6
Miscellaneous Manufacturers	0.5
Apparel & Textile	0.5
Building Materials	0.5
Distribution/Wholesale	0.5
Printing & Publishing	0.5
Tobacco	0.5
Home Builders	0.4
Real Estate Management/Service	0.3
Advertising	0.3
Miscellaneous Manufacturing	0.3
Pipelines	0.3
Office Equipment	0.2
Textiles & Apparel	0.2
Exchange Traded Funds	0.2
Internet & Catalog Retail	0.2
Airlines	0.2
Engineering & Construction	0.2
Water	0.2
Gas Utilities	0.1
Automotive Parts	0.1
Food Products	0.1
Education	0.1
Electric – Integrated	0.1
Household Products	0.1
Holding Companies – Diversified	0.1
Restaurants	0.1
Home Furnishings	0.1
Paper & Forest Products	0.1
Agriculture	0.1
Municipal Bonds	0.1

116.3
Securities Sold Short	(11.7)
Other liabilities in excess of other assets	(4.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities

Derivatives not accounted for as hedging	Asset Derivatives			Liability Derivatives
instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$9,077		Unrealized depreciation on foreign currency forward contracts	$70
Equity contracts	Due to broker-variation margin	564,365	*	—	—

Total		$573,442			$70

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$35,047	$35,047
Equity contracts	51,109	2,364,929	—	2,416,038

Total	$51,109	$2,364,929	$35,047	$2,451,085

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$9,007	$9,007
Equity contracts	564,365	—	564,365

Total	$564,365	$9,007	$573,372

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts – Long Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$23,498,300	$205,072	$42,913

(1)	Value at Trade Date.
(2)	Value at Settlement Date Payable.
(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Unaffiliated investments (cost $767,359,004)	$824,422,022
Affiliated investments (cost $88,975,912)	88,975,912
Cash	5,167,226
Foreign currency, at value (cost $25,418)	23,610
Receivable for investments sold	29,424,487
Receivable for fund share sold	2,149,253
Dividends and interest receivable	1,421,512
Tax reclaim receivable	69,278
Unrealized appreciation on foreign currency forward contracts	9,077
Prepaid expenses	3,300

Total Assets	951,665,677

LIABILITIES:
Securities sold short, at value (proceeds received $85,515,207)	92,012,928
Payable for investments purchased	73,226,042
Accrued expenses and other liabilities	378,620
Advisory fees payable	255,966
Due to broker-variation margin	88,960
Dividends payable on securities sold short	34,804
Shareholder servicing fees payable	6,640
Affiliated transfer agent fee payable	542
Unrealized depreciation on foreign currency forward contracts	70
Payable for fund share repurchased	18

Total Liabilities	166,004,590

NET ASSETS	$785,661,087

Net assets were comprised of:
Paid-in capital	$695,946,206
Retained earnings	89,714,881

Net assets, December 31, 2010	$785,661,087

Net asset value and redemption price per share, $785,661,087 / 79,155,940 outstanding shares of beneficial interest	$9.93

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $197,110 foreign withholding tax)	$5,336,309
Unaffiliated interest income	2,466,794
Affiliated dividend income	159,570

7,962,673

EXPENSES
Advisory fees	3,708,332
Custodian and accounting fees	782,000
Dividends on securities sold short	643,891
Shareholder servicing fees and expenses	411,557
Broker fees and expenses on short sales	207,403
Audit fee	24,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Shareholders’ reports	8,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	6,000
Insurance expenses	3,000
Loan interest expense (Note 7)	1,621
Miscellaneous	36,495

Total expenses	5,860,299
Less: advisory fee waiver and/or expense reimbursement	(10,162)
Less: shareholder servicing fee waiver	(882)

Net expenses	5,849,255

NET INVESTMENT INCOME	2,113,418

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $28,139,773)	35,947,466
Futures transactions	2,364,929
Short sales transactions	(1,492,742)
Foreign currency transactions	(273,108)

36,546,545

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(18,299,449))	37,760,926
Futures	564,365
Short sales	(6,497,721)
Foreign currencies	(11,030)

31,816,540

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	68,363,085

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,476,503

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,113,418	$1,611,350
Net realized gain on investment and foreign currency transactions	36,546,545	12,875,418
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	31,816,540	23,383,948

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	70,476,503	37,870,716

DISTRIBUTIONS	(1,616,659)	(558,275)

FUND SHARE TRANSACTIONS:
Fund share sold [57,420,377 and 35,244,099 shares, respectively]	521,438,338	277,618,212
Fund share issued in reinvestment of distributions [187,765 and 72,035 shares, respectively]	1,616,659	558,275
Fund share repurchased [17,826,066 and 3,867,675 shares, respectively]	(152,677,189)	(26,871,636)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	370,377,808	251,304,851

TOTAL INCREASE IN NET ASSETS	439,237,652	288,617,292
NET ASSETS:
Beginning of year	346,423,435	57,806,143

End of year	$785,661,087	$346,423,435

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST FIRST TRUST BALANCED TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS — 64.3%	Shares	Value (Note 2)

Aerospace & Defense — 2.1%
BAE Systems PLC (United Kingdom)	4,113,348	$21,163,156
Hexcel Corp.*	364,883	6,600,734
National Presto Industries, Inc.(a)	38,635	5,022,936
Northrop Grumman Corp.	380,111	24,623,591

		57,410,417

Automobiles — 0.9%
Daimler AG (Germany)*	222,480	15,035,198
Toyota Motor Corp., ADR (Japan)(a)	125,750	9,887,723

		24,922,921

Biotechnology — 0.1%
Enzon Pharmaceuticals, Inc.*(a)	170,442	2,074,279

Building Products — 0.8%
Masco Corp.	1,765,381	22,349,723

Capital Markets — 2.2%
Credit Suisse Group AG, ADR (Switzerland)(a)	208,175	8,412,352
Deutsche Bank AG (Germany)(a)	163,520	8,511,216
Man Group PLC (United Kingdom)	6,917,899	31,925,446
UBS AG (Switzerland)*(a)	675,360	11,123,179

		59,972,193

Chemicals — 2.4%
E.I. du Pont de Nemours & Co.	693,089	34,571,279
Sensient Technologies Corp.	871,759	32,019,708

		66,590,987

Commercial Banks — 6.1%
Bank of China Ltd. (Class H Stock) (China)	50,051,000	26,400,924
Bank of the Ozarks, Inc.(a)	62,871	2,725,458
Barclays PLC, ADR (United Kingdom)(a)	488,846	8,075,736
FNB Corp.(a)	3,069,007	30,137,649
HSBC Holdings PLC, ADR (United Kingdom)(a)	169,302	8,641,174
Industrial & Commercial Bank of China Ltd. (Class H Stock) (China)	33,866,000	25,226,963
Lloyds Banking Group PLC, ADR (United Kingdom)*(a)	2,717,240	11,167,856
Mitsubishi UFJ Financial Group, Inc., ADR (Japan)	1,832,932	9,916,162
Mizuho Financial Group, Inc. (Japan)(a)	2,407,501	9,028,129
National Bank of Greece SA, ADR (Greece)	2,539,059	4,265,619
Toronto-Dominion Bank (The) (Canada)(a)	147,041	10,926,617
Trustmark Corp.(a)	985,674	24,484,142

		170,996,429

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services & Supplies — 0.5%
ABM Industries, Inc.(a)	194,080	$5,104,304
GEO Group, Inc. (The)*	193,364	4,768,356
Sykes Enterprises, Inc.*	176,625	3,578,423

		13,451,083

Communications Equipment — 2.5%
Arris Group, Inc.*(a)	474,838	5,327,682
F5 Networks, Inc.*	448,841	58,421,145
ViaSat, Inc.*	134,911	5,991,397

		69,740,224

Computers & Peripherals — 1.5%
Seagate Technology PLC (Ireland)*(a)	1,341,018	20,155,500
Western Digital Corp.*	668,451	22,660,489

		42,815,989

Construction & Engineering — 0.1%
Insituform Technologies, Inc., (Class A Stock)*(a)	147,814	3,918,549

Diversified Telecommunication Services — 4.0%
AT&T, Inc.	937,923	27,556,177
China Unicom Hong Kong Ltd., ADR (Hong Kong)(a)	826,039	11,771,056
Cincinnati Bell, Inc.*	757,776	2,121,773
Cogent Communications Group, Inc.*	168,527	2,382,972
Deutsche Telekom AG, ADR (Germany)	723,186	9,256,781
France Telecom SA, ADR (France)	398,839	8,407,526
Nippon Telegraph & Telephone Corp., ADR (Japan)(a)	427,654	9,810,383
Telecom Italia SpA, ADR (Italy)(a)	643,112	8,321,869
Verizon Communications, Inc.	860,932	30,804,147

		110,432,684

Electric Utilities — 3.0%
NextEra Energy, Inc.	495,570	25,764,684
Northeast Utilities	908,582	28,965,594
UniSource Energy Corp.	774,672	27,764,245

		82,494,523

Electrical Equipment
Advanced Battery Technologies, Inc.*(a)	242,141	932,243

Electronic Equipment, Instruments & Components — 0.1%
OSI Systems, Inc.*	66,360	2,412,850

Energy Equipment & Services — 0.2%
Bristow Group, Inc.*	132,329	6,265,778

Food Products — 2.2%
Diamond Foods, Inc.(a)	63,094	3,355,339
Kraft Foods, Inc. (Class A Stock)	806,398	25,409,601
Sanderson Farms, Inc.(a)	76,389	2,990,629
Tate & Lyle PLC (United Kingdom)	3,614,197	29,188,557

		60,944,126

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies — 1.2%
American Medical Systems Holdings, Inc.*	281,892	$5,316,483
Conceptus, Inc.*(a)	118,848	1,640,102
Intuitive Surgical, Inc.*(a)	76,022	19,594,671
Invacare Corp.	115,551	3,485,018
Zoll Medical Corp.*	81,108	3,019,651

		33,055,925

Healthcare Providers & Services — 0.3%
Air Methods Corp.*	47,982	2,699,947
Bio-Reference Labs, Inc.*	104,682	2,321,847
RehabCare Group, Inc.*	92,265	2,186,680

		7,208,474

Hotels, Restaurants & Leisure — 0.4%
Bob Evans Farms, Inc.	114,691	3,780,215
Peet’s Coffee & Tea, Inc.*(a)	48,524	2,025,392
Texas Roadhouse, Inc.*(a)	268,789	4,615,107

		10,420,714

Household Durables — 0.4%
La-Z-Boy, Inc.*(a)	299,149	2,698,324
Sony Corp., ADR (Japan)(a)	273,322	9,760,329

		12,458,653

Insurance — 3.6%
Allstate Corp. (The)	742,248	23,662,866
AXA SA, ADR (France)(a)	467,925	7,790,951
Cincinnati Financial Corp.(a)	861,737	27,308,446
Manulife Financial Corp. (Canada)(a)	510,044	8,762,556
Mercury General Corp.	563,620	24,241,296
Sun Life Financial, Inc. (Canada)	328,722	9,894,532

		101,660,647

Internet & Catalog Retail — 3.5%
NetFlix, Inc.*(a)	296,384	52,074,669
priceline.com, Inc.*	116,749	46,647,063

		98,721,732

IT Services — 1.8%
Cognizant Technology Solutions Corp. (Class A Stock)*	542,701	39,774,556
MAXIMUS, Inc.	65,583	4,300,933
Unisys Corp.*(a)	237,869	6,158,429

		50,233,918

Media — 0.3%
Arbitron, Inc.	101,201	4,201,866
Knology, Inc.*(a)	305,689	4,777,919

		8,979,785

Multi-Utilities — 3.9%
DTE Energy Co.	528,613	23,956,741
NiSource, Inc.(a)	1,549,861	27,308,551
Public Service Enterprise Group, Inc.	776,484	24,699,956

COMMON STOCKS (continued)	Shares	Value (Note 2)

Multi-Utilities (continued)
Sempra Energy	461,692	$24,229,596
Veolia Environnement, ADR (France)(a)	289,050	8,486,508

		108,681,352

Multiline Retail — 1.0%
Marks & Spencer Group PLC (United Kingdom)	4,706,054	27,074,118

Oil, Gas & Consumable Fuels — 4.7%
China Petroleum & Chemical Corp. (Class H Stock) (China)	30,834,000	29,513,812
CNOOC Ltd. (Hong Kong)	14,908,000	35,367,374
CVR Energy, Inc.*	319,695	4,852,970
Encana Corp.	286,467	8,341,919
Eni SpA, ADR (Italy)(a)	206,327	9,024,743
Overseas Shipholding Group, Inc.(a)	100,916	3,574,445
PetroChina Co. Ltd. (Class H Stock) (China)	21,146,000	27,640,408
Repsol YPF SA, ADR (Spain)(a)	414,310	11,575,821

		129,891,492

Personal Products — 2.5%
Herbalife Ltd. (Cayman Islands)	341,447	23,344,731
Lauder, (Estee) Cos., Inc. (The) (Class A Stock)(a)	431,504	34,822,373
Nu Skin Enterprises, Inc. (Class A Stock)	356,028	10,773,407

		68,940,511

Pharmaceuticals — 0.8%
Pfizer, Inc.	1,313,305	22,995,971

Semiconductors & Semiconductor Equipment — 0.5%
Hittite Microwave Corp.*	112,819	6,886,472
Monolithic Power Systems, Inc.*(a)	132,541	2,189,577
NVE Corp.*	17,739	1,025,846
Tessera Technologies, Inc.*	186,676	4,134,874

		14,236,769

Software — 0.3%
Progress Software Corp.*	154,923	6,556,342
Smith Micro Software, Inc.*	105,503	1,660,617

		8,216,959

Specialty Retail — 1.9%
Dress Barn, Inc.*	409,955	10,831,011
DSW, Inc. (Class A Stock)*(a)	129,404	5,059,696
Genesco, Inc.*	86,424	3,240,036
Hibbett Sports, Inc.*(a)	106,321	3,923,245
Jo-Ann Stores, Inc.*	150,324	9,052,511
Pier 1 Imports, Inc.*(a)	641,824	6,739,152
Ulta Salon Cosmetics & Fragrance, Inc.*	331,529	11,271,986
Zumiez, Inc.*(a)	112,625	3,026,234

		53,143,871

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Textiles, Apparel & Luxury Goods — 2.3%
Culp, Inc.*(a)	253,814	$2,629,513
Deckers Outdoor Corp.*	208,406	16,618,294
Fossil, Inc.*	375,800	26,486,384
Lululemon Athletica, Inc. (Canada)*(a)	279,282	19,108,475

		64,842,666

Thrifts & Mortgage Finance — 3.4%
Astoria Financial Corp.	1,733,761	24,116,616
First Niagara Financial Group, Inc.(a)	1,634,933	22,856,363
New York Community Bancorp, Inc.(a)	1,495,968	28,198,997
People’s United Financial, Inc.(a)	1,483,550	20,784,535

		95,956,511

Tobacco — 0.6%
Universal Corp.	430,786	17,532,990

Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc.*(a)	169,819	3,034,666

Wireless Telecommunication Services — 2.1%
NII Holdings, Inc.*	690,163	30,822,680
Vodafone Group PLC (United Kingdom)	10,695,281	27,646,984

		58,469,664

TOTAL COMMON STOCKS (cost $1,528,034,824)		1,793,482,386

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

CORPORATE BONDS — 34.1%
Aerospace & Defense — 0.3%
United Technologies Corp.,
Sr. Unsec’d. Notes
4.875%	05/01/15	A2	$7,000	7,749,063

Air Freight & Logistics — 0.5%
United Parcel Service, Inc.,
Gtd. Notes(a)
6.20%	01/15/38	Aa3	6,075	7,128,928
Sr. Unsec’d. Notes
4.50%	01/15/13	Aa3	7,386	7,900,959

				15,029,887

Beverages — 0.7%
Bottling Group LLC,
Sr. Unsec’d. Notes
6.95%	03/15/14	Aa3	4,900	5,678,188
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.50%	11/15/15	Aa3	5,800	5,567,084
PepsiCo, Inc.,
Sr. Unsec’d. Notes
5.00%	06/01/18	Aa3	6,700	7,396,110

				18,641,382

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Capital Markets — 3.0%
Bank of New York Mellon Corp. (The),
Sub. Notes
5.125%	08/27/13	Aa2	$7,700	$8,441,487
Goldman Sachs Group, Inc. (The),
Sr. Notes
6.00%	06/15/20	A1	11,300	12,211,503
Sub. Notes
5.625%	01/15/17	A2	1,000	1,057,438
6.45%	05/01/36	A2	9,200	9,037,592
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
6.15%	04/25/13	A2	9,700	10,408,168
6.875%	04/25/18(a)	A2	10,655	11,660,385
Sub. Notes
6.11%	01/29/37	A3	11,200	10,109,971
Morgan Stanley,
Sr. Unsec’d. Notes
4.00%	07/24/15	A2	700	703,630
5.30%	03/01/13	A2	8,800	9,377,438
Sr. Unsec’d. Notes, MTN
5.55%	04/27/17	A2	10,700	11,147,260

				84,154,872

Chemicals — 0.4%
Dow Chemical Co. (The),
Sr. Notes(a)
4.25%	11/15/20	Baa3	6,900	6,609,496
Sr. Unsec’d. Notes
8.55%	05/15/19	Baa3	4,300	5,388,967

				11,998,463

Commercial Banks — 1.8%
Keycorp.,
Bank Gtd. Notes, MTN
3.75%	08/13/15	Baa1	10,300	10,333,969
PNC Funding Corp.,
Sr. Unsec’d. Notes
4.375%	08/11/20	A3	10,300	10,179,511
Wells Fargo & Co.,
Sr. Unsec’d. Notes
5.25%	10/23/12	A1	9,200	9,863,118
Sub. Notes
5.625%	12/11/17	A1	3,500	3,875,140
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
4.75%	02/09/15	Aa3	5,955	6,317,522
Sub. Notes
5.95%	08/26/36	Aa3	8,950	9,147,679

				49,716,939

Communication Equipment — 0.4%
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.50%	02/22/16	A1	10,450	11,924,641

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Computers & Peripherals — 0.4%
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
6.125%	03/01/14	A2	$9,900	$11,210,988

Consumer Finance — 1.4%
American Express Co.,
Sr. Unsec’d. Notes
8.125%	05/20/19	A3	7,700	9,580,425
8.15%	03/19/38	A3	7,100	9,616,872
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
5.875%	05/02/13	A2	8,500	9,244,073
HSBC Finance Corp.,
Sr. Unsec’d. Notes
5.50%	01/19/16	A3	8,300	9,016,439

				37,457,809

Diversified Financial Services — 2.3%
Citigroup, Inc.,
Sr. Unsec’d. Notes
5.00%	09/15/14	Baa1	10,000	10,344,780
6.125%	08/25/36	Baa1	4,300	4,120,290
Sub. Notes
6.875%	03/05/38	A3	5,500	6,100,815
8.50%	05/22/19	A3	8,600	10,676,341
Unsec’d. Notes
5.50%	04/11/13	A3	10,125	10,781,404
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.60%	01/15/16	Aa3	12,000	11,643,264
6.40%	05/15/38	Aa3	8,500	9,640,606

				63,307,500

Diversified Telecommunication Services — 1.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
6.30%	01/15/38	A2	8,100	8,545,079
6.70%	11/15/13	A2	7,700	8,748,509
Qwest Corp.,
Sr. Unsec’d. Notes
8.375%	05/01/16	Baa3	9,800	11,613,000
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
5.25%	04/15/13	A3	9,000	9,785,592
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.75%	12/01/30	A3	7,370	9,142,905

				47,835,085

Electric Utilities — 3.6%
Alabama Power Co.,
First Mortgage
4.85%	12/15/12	A2	2,800	3,003,233
Carolina Power & Light Co.,
First Mortgage
5.30%	01/15/19	A1	4,800	5,328,091

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Commonwealth Edison Co.,
First Mortgage
6.15%	03/15/12	Baa1	$3,002	$3,188,106
Sr. Unsec’d. Notes
6.15%	09/15/17	Baa1	4,200	4,790,810
Duke Energy Corp.,
Gtd. Notes
6.30%	02/01/14	Baa2	3,250	3,619,996
FirstEnergy Solutions Corp.,
Gtd. Notes
6.05%	08/15/21	Baa2	10,040	10,313,771
Florida Power Corp.,
First Mortgage
6.40%	06/15/38	A2	7,436	8,646,447
Georgia Power Co.,
Sr. Unsec’d. Notes
4.25%	12/01/19	A3	4,935	5,081,362
MidAmerican Energy Holdings Co.,
Sr. Sec’d. Notes
5.75%	04/01/18	Baa1	7,800	8,789,422
Sr. Unsec’d. Notes
6.125%	04/01/36	Baa1	9,712	10,490,815
Oncor Electric Delivery Co. LLC,
Gtd. Notes
7.00%	09/01/22	Baa1	2,200	2,584,278
Sr. Sec’d. Notes
5.95%	09/01/13	Baa1	6,545	7,246,964
6.375%	01/15/15	Baa1	3,900	4,422,608
6.80%	09/01/18	Baa1	7,900	9,247,503
PSE&G Power LLC,
Sr. Unsec’d. Notes
6.95%	06/01/12	Baa1	3,942	4,250,107
Southern Power Co.,
Sr. Unsec’d. Notes
4.875%	07/15/15	Baa1	8,200	8,871,252

				99,874,765

Food & Staples Retailing — 1.2%
Wal-Mart Stores, Inc.,
Gtd. Notes
4.50%	07/01/15	Aa2	2,275	2,479,532
Sr. Unsec’d. Notes
2.875%	04/01/15	Aa2	4,300	4,410,966
3.20%	05/15/14	Aa2	1,700	1,778,083
3.625%	07/08/20	Aa2	9,500	9,245,238
6.50%	08/15/37	Aa2	7,700	9,046,329
Walgreen Co.,
Sr. Unsec’d. Notes
4.875%	08/01/13	A2	6,800	7,427,246

				34,387,394

Food Products — 0.1%
Kraft Foods, Inc.,
Notes
6.25%	06/01/12	Baa2	3,616	3,868,129

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Industrial Conglomerates — 1.7%
General Electric Capital Corp.,
Notes(a)
6.75%	03/15/32	Aa2	$10,250	$11,604,210
Sr. Unsec’d. Notes
2.25%	11/09/15	Aa2	3,000	2,884,065
5.50%	01/08/20	Aa2	10,300	11,015,716
Sr. Unsec’d. Notes, MTN
5.25%	10/19/12	Aa2	12,000	12,825,396
5.625%	09/15/17	Aa2	9,000	9,868,500

				48,197,887

Insurance — 1.5%
Aflac, Inc.,
Sr. Sec’d. Notes
8.50%	05/15/19	A2	5,800	7,171,659
Allstate Life Global Funding Trusts,
Gtd. Notes, MTN
5.375%	04/30/13	A1	9,354	10,186,132
Berkshire Hathaway Finance Corp.,
Sr. Unsec’d. Notes(a)
5.40%	05/15/18	Aa2	2,900	3,181,482
MetLife, Inc.,
Gtd. Notes
5.70%	06/15/35	A3	9,250	9,441,984
Sr. Unsec’d. Notes
7.717%	02/15/19	A3	8,800	10,804,033

				40,785,290

Media — 1.9%
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	Baa1	5,200	7,194,621
Comcast Corp.,
Gtd. Notes
5.15%	03/01/20	Baa1	2,800	2,940,963
6.95%	08/15/37	Baa1	8,600	9,727,185
Directv Holdings LLC,
Gtd. Notes
3.55%	03/15/15	Baa2	10,100	10,260,823
Time Warner, Inc.,
Sr. Unsec’d. Notes
7.70%	05/01/32	Baa2	8,420	10,278,218
Viacom, Inc.,
Sr. Unsec’d. Notes(a)
6.25%	04/30/16	Baa1	10,900	12,404,516

				52,806,326

Multi-Utilities — 3.3%
CenterPoint Energy Houston Electric LLC,
Sr. Unsec’d. Notes
7.00%	03/01/14	A3	5,450	6,228,538
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.45%	06/15/20	A3	2,500	2,591,100
7.125%	12/01/18	A3	6,200	7,666,269
Constellation Energy Group, Inc.,
Sr. Unsec’d. Notes
4.55%	06/15/15	Baa3	9,273	9,619,690

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Multi-Utilities (continued)
Pacific Gas & Electric Co.,
First Mortgage
5.625%	11/30/17	A3	$6,535	$7,357,194
Sr. Unsec’d. Notes
3.50%	10/01/20	A3	8,700	8,281,913
6.05%	03/01/34	A3	8,700	9,525,621
Public Service Co. of Colorado,
First Mortgage
3.20%	11/15/20	A2	3,800	3,587,725
6.25%	09/01/37	A2	7,331	8,432,739
Sempra Energy,
Sr. Unsec’d. Notes
6.50%	06/01/16	Baa1	8,500	9,867,735
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
5.10%	11/30/12	A3	10,700	11,499,836
5.40%	04/30/18	A3	3,400	3,789,844
5.95%	09/15/17	A3	1,800	2,069,046

				90,517,250

Oil, Gas & Consumable Fuels — 4.8%
CenterPoint Energy Resource Corp.,
Sr. Unsec’d. Notes
7.875%	04/01/13	Baa3	4,420	4,996,523
Chevron Corp.,
Gtd. Notes
3.95%	03/03/14	Aa1	8,800	9,394,537
Sr. Unsec’d. Notes
4.95%	03/03/19	Aa1	8,100	9,079,517
ConocoPhillips,
Gtd. Notes
4.60%	01/15/15	A1	9,400	10,245,455
4.75%	02/01/14	A1	7,236	7,860,192
5.75%	02/01/19	A1	8,300	9,458,796
Sr. Unsec’d. Notes
6.50%	02/01/39	A1	10,000	11,891,030
Kinder Morgan Energy Partners LP,
Gtd. Notes
6.85%	02/15/20	Baa2	9,000	10,312,056
Sr. Unsec’d. Notes
5.85%	09/15/12	Baa2	7,500	8,041,882
5.95%	02/15/18	Baa2	8,500	9,361,169
Sr. Unsec’d. Notes, MTN
6.95%	01/15/38	Baa2	10,350	11,246,310
Oneok Partners LP,
Gtd. Notes
6.85%	10/15/37	Baa2	7,600	8,453,556
Shell International Finance BV,
Gtd. Notes (Netherlands)
4.00%	03/21/14	Aa1	11,500	12,237,115
Valero Energy Corp.,
Sr. Unsec’d. Notes
6.625%	06/15/37	Baa2	8,100	8,226,627
Williams Partners LP,
Sr. Unsec’d. Notes
3.80%	02/15/15	Baa3	4,000	4,133,612

				134,938,377

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENT		December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pharmaceuticals — 1.5%
Abbott Laboratories,
Sr. Unsec’d. Notes
5.125%	04/01/19	A1	$9,100	$10,019,682
5.875%	05/15/16	A1	10,150	11,717,191
Eli Lilly & Co.,
General Ref. Mortgage
4.20%	03/06/14	A2	1,600	1,715,275
Pfizer, Inc.,
Gtd. Notes
5.35%	03/15/15	A1	7,500	8,431,193
Wyeth,
Sr. Unsec’d. Notes
5.95%	04/01/37	A1	8,600	9,516,992

				41,400,333

Real Estate Investment Trust – Other REIT — 0.3%
Simon Property Group LP,
Sr. Unsec’d. Notes(a)
4.375%	03/01/21	A3	7,000	6,917,631

Tobacco — 0.7%
Altria Group, Inc.,
Gtd. Notes
9.25%	08/06/19	Baa1	7,500	9,787,800
Sr. Unsec’d. Notes
10.20%	02/06/39	Baa1	7,200	10,406,052

				20,193,852

Wireless Telecommunication Services — 0.6%
Cellco Partnership/Verizon Wireless Capital LLC,
Sr. Unsec’d. Notes
5.55%	02/01/14	A2	5,000	5,513,530
8.50%	11/15/18	A2	8,200	10,730,110

				16,243,640

TOTAL CORPORATE BONDS (cost $928,392,543)				949,157,503

TOTAL LONG-TERM INVESTMENTS (cost $2,456,427,367)				2,742,639,889

SHORT-TERM INVESTMENT — 14.1%	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $392,458,708; includes $344,107,294 of cash collateral for securities on loan)(b)(w)(Note 4)	392,458,708	$392,458,708

TOTAL INVESTMENTS — 112.5% (cost $2,848,886,075)		3,135,098,597
Liabilities in excess of other assets — (12.5)%		(347,671,628)

NET ASSETS — 100.0%		$2,787,426,969

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
MTN	Medium Term Note
REIT	Real Estate Investment Trust

#	Principal amount is shown in U.S. dollars unless otherwise stated.

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $333,994,274; cash collateral of $344,107,294 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,793,482,386	$—	$—
Corporate Bonds	—	949,157,503	—
Affiliated Money Market Mutual Fund	392,458,708	—	—

Total	$2,185,941,094	$949,157,503	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (12.3% represents investments purchased with collateral from securities on loan)	14.1%
Oil, Gas & Consumable Fuels	9.5
Commercial Banks	7.9
Multi-Utilities	7.2
Electric Utilities	6.6
Diversified Telecommunication Services	5.7
Capital Markets	5.2
Insurance	5.1
Internet & Catalog Retail	3.5
Thrifts & Mortgage Finance	3.4
Chemicals	2.8
Wireless Telecommunication Services	2.7
Communications Equipment	2.5
Personal Products	2.5
Aerospace & Defense	2.4
Textiles, Apparel & Luxury Goods	2.3
Food Products	2.3
Pharmaceuticals	2.3
Diversified Financial Services	2.3
Media	2.2
Computers & Peripherals	1.9
Specialty Retail	1.9
IT Services	1.8

Industrial Conglomerates	1.7%
Consumer Finance	1.4
Tobacco	1.3
Food & Staples Retailing	1.2
Healthcare Equipment & Supplies	1.2
Multiline Retail	1.0
Automobiles	0.9
Building Products	0.8
Beverages	0.7
Air Freight & Logistics	0.5
Semiconductors & Semiconductor Equipment	0.5
Commercial Services & Supplies	0.5
Household Durables	0.4
Communication Equipment	0.4
Hotels, Restaurants & Leisure	0.4
Software	0.3
Healthcare Providers & Services	0.3
Real Estate Investment Trust – Other REIT	0.3
Energy Equipment & Services	0.2
Construction & Engineering	0.1
Trading Companies & Distributors	0.1
Electronic Equipment, Instruments & Components	0.1
Biotechnology	0.1

112.5
Liabilities in excess of other assets	(12.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $333,994,274:
Unaffiliated investments (cost $2,456,427,367)	$2,742,639,889
Affiliated investments (cost $392,458,708)	392,458,708
Dividends and interest receivable	15,850,117
Receivable for fund share sold	5,778,483
Tax reclaim receivable	97,906
Prepaid expenses	15,500

Total Assets	3,156,840,603

LIABILITIES:
Payable to broker for collateral for securities on loan	344,107,294
Payable to custodian	12,963,933
Payable for investments purchased	11,539,512
Advisory fees payable	586,723
Accrued expenses and other liabilities	203,531
Shareholder servicing fees payable	11,890
Affiliated transfer agent fee payable	542
Payable for fund share repurchased	209

Total Liabilities	369,413,634

NET ASSETS	$2,787,426,969

Net assets were comprised of:
Paid-in capital	$2,736,004,241
Retained earnings	51,422,728

Net assets, December 31, 2010	$2,787,426,969

Net asset value and redemption price per share, $2,787,426,969 / 285,507,225 outstanding shares of beneficial interest	$9.76

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,205,908 foreign withholding tax)	$38,191,478
Unaffiliated interest income	31,915,635
Affiliated income from securities lending, net	595,401
Affiliated dividend income	87,503

70,790,017

EXPENSES
Advisory fees	17,680,425
Shareholder servicing fees and expenses	2,080,050
Custodian and accounting fees	406,000
Commitment fee on syndicated credit agreement	31,000
Trustees’ fees	27,000
Audit fee	24,000
Insurance expenses	19,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Shareholders’ reports	8,000
Loan interest expense (Note 7)	3,840
Miscellaneous	15,155

Total expenses	20,313,470
Less: advisory fee waiver and/or expense reimbursement	(338,353)
Less: shareholder servicing fee waiver	(399,015)

Net expenses	19,576,102

NET INVESTMENT INCOME	51,213,915

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	188,128,180
Foreign currency transactions	21,215

188,149,395

Net change in unrealized appreciation (depreciation) on:
Investments	58,773,941
Foreign currencies	(21,758)

58,752,183

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	246,901,578

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$298,115,493

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$51,213,915	$32,294,495
Net realized gain (loss) on investment and foreign currency transactions	188,149,395	(292,635,059)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	58,752,183	498,810,386

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	298,115,493	238,469,822

DISTRIBUTIONS	(32,324,867)	(39,977,372)

FUND SHARE TRANSACTIONS:
Fund share sold [128,768,174 and 113,421,038 shares, respectively]	1,157,954,211	883,141,683
Fund share issued in reinvestment of distributions [3,811,895 and 5,358,897 shares, respectively]	32,324,867	39,977,372
Fund share repurchased [39,532,764 and 20,521,540 shares, respectively]	(340,483,960)	(140,196,131)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	849,795,118	782,922,924

TOTAL INCREASE IN NET ASSETS	1,115,585,744	981,415,374
NET ASSETS:
Beginning of year	1,671,841,225	690,425,851

End of year	$2,787,426,969	$1,671,841,225

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS — 79.1%	Shares	Value (Note 2)

Aerospace & Defense — 1.9%
BAE Systems PLC (United Kingdom)	7,526,290	$38,722,727
Hexcel Corp.*(a)	1,502,176	27,174,364
National Presto Industries, Inc.(a)	70,690	9,190,407

		75,087,498

Automobiles — 0.9%
Daimler AG (Germany)*	305,307	20,632,647
Toyota Motor Corp., ADR (Japan)(a)	172,566	13,568,865

		34,201,512

Biotechnology — 0.2%
Enzon Pharmaceuticals, Inc.*(a)	701,689	8,539,555

Capital Markets — 2.4%
Credit Suisse Group AG, ADR (Switzerland)(a)	285,678	11,544,248
Deutsche Bank AG (Germany)(a)	224,398	11,679,916
Man Group PLC (United Kingdom)	12,657,850	58,414,774
UBS AG (Switzerland)*(a)	926,793	15,264,281

		96,903,219

Chemicals — 1.6%
E.I. du Pont de Nemours & Co.	1,268,164	63,256,020

Commercial Banks — 4.7%
Bank of China Ltd. (Class H Stock) (China)	91,579,000	48,306,132
Bank of the Ozarks, Inc.(a)	258,832	11,220,367
Barclays PLC, ADR (United Kingdom)(a)	670,840	11,082,277
HSBC Holdings PLC, ADR (United Kingdom)(a)	232,331	11,858,174
Industrial & Commercial Bank of China Ltd. (Class H Stock) (China)	61,957,000	46,152,098
Lloyds Banking Group PLC, ADR (United Kingdom)*	3,728,848	15,325,565
Mitsubishi UFJ Financial Group, Inc., ADR (Japan)	2,515,317	13,607,865
Mizuho Financial Group, Inc. (Japan)(a)	3,303,798	12,389,242
National Bank of Greece SA, ADR (Greece)(a)	3,484,332	5,853,678
Toronto-Dominion Bank (The) (Canada)(a)	201,783	14,994,495

		190,789,893

Commercial Services & Supplies — 1.4%
ABM Industries, Inc.(a)	799,013	21,014,042
GEO Group, Inc. (The)*	796,066	19,630,988
Sykes Enterprises, Inc.*	727,140	14,731,856

		55,376,886

Communications Equipment — 3.8%
Arris Group, Inc.*(a)	1,954,848	21,933,394
F5 Networks, Inc.*	821,257	106,894,811
ViaSat, Inc.*(a)	555,404	24,665,492

		153,493,697

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computers & Peripherals — 2.6%
Seagate Technology PLC (Ireland)*	4,293,961	$64,538,234
Western Digital Corp.*(a)	1,223,082	41,462,480

		106,000,714

Construction & Engineering — 0.4%
Insituform Technologies, Inc., (Class A Stock)*	608,523	16,131,945

Diversified Telecommunication Services — 4.7%
AT&T, Inc.	1,716,144	50,420,311
China Unicom Hong Kong Ltd., ADR (Hong Kong)(a)	1,133,569	16,153,358
Cincinnati Bell, Inc.*	3,119,663	8,735,057
Cogent Communications Group, Inc.*	693,816	9,810,558
Deutsche Telekom AG, ADR (Germany)(a)	992,424	12,703,027
France Telecom SA, ADR (France)(a)	547,324	11,537,590
Nippon Telegraph & Telephone Corp., ADR (Japan)(a)	586,869	13,462,775
Telecom Italia SpA, ADR (Italy)(a)	882,537	11,420,029
Verizon Communications, Inc.	1,575,267	56,363,053

		190,605,758

Electrical Equipment — 0.1%
Advanced Battery Technologies, Inc.*(a)	996,863	3,837,923

Electronic Equipment, Instruments & Components — 0.2%
OSI Systems, Inc.*	273,182	9,932,898

Energy Equipment & Services — 0.6%
Bristow Group, Inc.*	544,784	25,795,522

Food Products — 3.1%
Diamond Foods, Inc.(a)	259,747	13,813,346
Kraft Foods, Inc. (Class A Stock)	1,475,491	46,492,721
Sanderson Farms, Inc.(a)	314,485	12,312,088
Tate & Lyle PLC (United Kingdom)	6,612,982	53,406,995

		126,025,150

Healthcare Equipment & Supplies — 2.9%
American Medical Systems Holdings, Inc.*(a)	1,160,514	21,887,294
Conceptus, Inc.*(a)	489,278	6,752,036
Intuitive Surgical, Inc.*(a)	243,417	62,740,732
Invacare Corp.(a)	475,704	14,347,233
Zoll Medical Corp.*	333,905	12,431,283

		118,158,578

Healthcare Providers & Services — 0.7%
Air Methods Corp.*(a)	197,541	11,115,632
Bio-Reference Labs, Inc.*(a)	430,970	9,558,915
RehabCare Group, Inc.*	379,852	9,002,492

		29,677,039

Hotels, Restaurants & Leisure — 2.3%
Bob Evans Farms, Inc.	472,177	15,562,954
Peet’s Coffee & Tea, Inc.*(a)	199,770	8,338,400

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hotels, Restaurants & Leisure (cont’d)
Texas Roadhouse, Inc.	1,106,568	$18,999,772
Starbucks Corp.	1,566,237	50,323,195

		93,224,321

Household Durables — 0.5%
La-Z-Boy, Inc.*(a)	547,364	4,937,223
Sony Corp., ADR (Japan)(a)	375,079	13,394,071

		18,331,294

Insurance — 0.9%
AXA SA, ADR (France)	642,129	10,691,448
Manulife Financial Corp. (Canada)(a)	699,927	12,024,746
Sun Life Financial, Inc. (Canada)	451,103	13,578,200

		36,294,394

Internet & Catalog Retail — 6.1%
NetFlix, Inc.*(a)	542,302	95,282,461
priceline.com, Inc.*	373,831	149,364,176

		244,646,637

Internet Software & Services — 1.7%
Baidu, Inc., ADR (China)*	704,833	68,037,529

IT Services — 5.1%
Cognizant Technology Solutions Corp. (Class A Stock)*	1,737,736	127,358,671
Infosys Technologies Ltd., ADR (India)(a)	631,570	48,049,846
MAXIMUS, Inc.	270,011	17,707,321
Unisys Corp.*	435,236	11,268,260

		204,384,098

Machinery — 1.0%
Joy Global, Inc.	446,488	38,732,834

Media — 4.1%
Arbitron, Inc.	416,635	17,298,685
DIRECTV (Class A Stock)*	1,069,694	42,712,881
DISH Network Corp. (Class A Stock)*	921,757	18,121,743
Knology, Inc.*(a)	559,327	8,742,281
News Corp. (Class A Stock)	2,672,642	38,913,667
Virgin Media, Inc.(a)	1,379,557	37,579,133

		163,368,390

Multi-Utilities — 0.3%
Veolia Environnement, ADR (France)(a)	396,662	11,645,996

Multiline Retail — 1.2%
Marks & Spencer Group PLC (United Kingdom)	8,610,784	49,538,187

Oil, Gas & Consumable Fuels — 6.0%
China Petroleum & Chemical Corp. (Class H Stock) (China)	56,420,000	54,004,323
CNOOC Ltd. (Hong Kong)	27,277,000	64,711,286
CVR Energy, Inc.*(a)	1,316,151	19,979,172
Encana Corp.	393,115	11,447,509
Eni SpA, ADR (Italy)(a)	283,141	12,384,587

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (cont’d)
Overseas Shipholding Group, Inc.(a)	415,450	$14,715,239
PetroChina Co. Ltd. (Class H Stock) (China)	38,694,000	50,577,789
Repsol YPF SA, ADR (Spain)(a)	568,554	15,885,399

		243,705,304

Personal Products — 3.1%
Herbalife Ltd. (Cayman Islands)(a)	624,753	42,714,363
Lauder, (Estee) Cos., Inc. (The) (Class A Stock)(a)	789,540	63,715,878
Nu Skin Enterprises, Inc. (Class A Stock)	651,436	19,712,453

		126,142,694

Pharmaceuticals — 1.7%
Pfizer, Inc.	2,402,988	42,076,320
Warner Chilcott PLC (Class A Stock) (Ireland)(a)	1,107,413	24,983,237

		67,059,557

Semiconductors & Semiconductor Equipment — 1.5%
Hittite Microwave Corp.*	464,463	28,350,822
Monolithic Power Systems, Inc.*	545,641	9,013,989
NVE Corp.*(a)	73,035	4,223,614
Tessera Technologies, Inc.*	768,527	17,022,873

		58,611,298

Software — 1.7%
Microsoft Corp.	1,254,085	35,014,053
Progress Software Corp.*	637,797	26,991,569
Smith Micro Software, Inc.*	434,350	6,836,669

		68,842,291

Specialty Retail — 3.0%
Dress Barn, Inc.*	750,104	19,817,748
DSW, Inc. (Class A Stock)*(a)	236,775	9,257,903
Genesco, Inc.*	355,798	13,338,867
Hibbett Sports, Inc.*(a)	437,709	16,151,462
Jo-Ann Stores, Inc.*	275,056	16,563,872
Pier 1 Imports, Inc.*(a)	1,174,363	12,330,811
Ulta Salon Cosmetics & Fragrance, Inc.*(a)	606,608	20,624,672
Zumiez, Inc.*(a)	463,663	12,458,625

		120,543,960

Textiles, Apparel & Luxury Goods — 2.9%
Culp, Inc.*(a)	464,410	4,811,288
Deckers Outdoor Corp.*	381,329	30,407,175
Fossil, Inc.*	687,605	48,462,400
Lululemon Athletica, Inc. (Canada)*(a)	511,010	34,963,304

		118,644,167

Trading Companies & Distributors — 0.3%
Beacon Roofing Supply, Inc.*(a)	699,119	12,493,257

Wireless Telecommunication Services — 3.5%
NII Holdings, Inc.*	1,986,435	88,714,187

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Wireless Telecommunication Services (cont’d)
Vodafone Group PLC (United Kingdom)	19,569,411	$50,586,348

		139,300,535

TOTAL COMMON STOCKS (cost $2,694,220,806)		3,187,360,550

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

CORPORATE BONDS — 19.3%
Aerospace & Defense — 0.2%
United Technologies Corp.,
Sr. Unsec’d. Notes
4.875%	05/01/15	A2	$6,100	6,752,755

Air Freight & Logistics — 0.3%
United Parcel Service, Inc.,
Gtd. Notes(a)
6.20%	01/15/38	Aa3	4,720	5,538,854
Sr. Unsec’d. Notes
4.50%	01/15/13	Aa3	6,350	6,792,728

				12,331,582

Beverages — 0.4%
Bottling Group LLC,
Sr. Unsec’d. Notes
6.95%	03/15/14	Aa3	4,600	5,330,545
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.50%	11/15/15	Aa3	4,100	3,935,352
PepsiCo, Inc.,
Sr. Unsec’d. Notes
5.00%	06/01/18	Aa3	5,000	5,519,485

				14,785,382

Capital Markets — 1.7%
Bank of New York Mellon Corp. (The),
Sub. Notes
5.125%	08/27/13	Aa2	5,900	6,468,152
Goldman Sachs Group, Inc. (The),
Sr. Notes(a)
6.00%	06/15/20	A1	9,000	9,725,976
Sub. Notes
5.625%	01/15/17	A2	1,000	1,057,438
6.45%	05/01/36	A2	7,700	7,564,072
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
6.15%	04/25/13	A2	7,900	8,476,755
6.875%	04/25/18(a)	A2	9,100	9,958,658
Sub. Notes
6.11%	01/29/37	A3	9,080	8,196,298
Morgan Stanley,
Sr. Unsec’d. Notes
4.00%	07/24/15	A2	500	502,593
5.30%	03/01/13	A2	8,600	9,164,315
Sr. Unsec’d. Notes, MTN
5.55%	04/27/17	A2	8,410	8,761,538

				69,875,795

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Chemicals — 0.2%
Dow Chemical Co. (The),
Sr. Notes(a)
4.25%	11/15/20	Baa3	$5,700	$5,460,019
Sr. Unsec’d. Notes
8.55%	05/15/19	Baa3	3,400	4,261,043

				9,721,062

Commercial Banks — 1.0%
Keycorp.,
Bank Gtd. Notes, MTN
3.75%	08/13/15	Baa1	8,200	8,227,044
PNC Funding Corp.,
Sr. Unsec’d. Notes
4.375%	08/11/20	A3	7,900	7,807,586
Wells Fargo & Co.,
Sr. Unsec’d. Notes
5.25%	10/23/12	A1	7,000	7,504,546
Sub. Notes
5.625%	12/11/17	A1	3,250	3,598,345
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
4.75%	02/09/15	Aa3	4,900	5,198,297
Sub. Notes
5.95%	08/26/36	Aa3	7,015	7,169,940

				39,505,758

Communication Equipment — 0.3%
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.50%	02/22/16	A1	9,250	10,555,304

Computers & Peripherals — 0.2%
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
6.125%	03/01/14	A2	8,600	9,738,838

Consumer Finance — 0.7%
American Express Co.,
Sr. Unsec’d. Notes
8.125%	05/20/19	A3	6,000	7,465,266
8.15%	03/19/38	A3	5,900	7,991,485
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
5.875%	05/02/13	A2	6,770	7,362,632
HSBC Finance Corp.,
Sr. Unsec’d. Notes
5.50%	01/19/16	A3	6,100	6,626,540

				29,445,923

Diversified Financial Services — 1.3%
Citigroup, Inc.,
Sr. Unsec’d. Notes
5.00%	09/15/14	Baa1	7,800	8,068,928
6.125%	08/25/36	Baa1	3,700	3,545,366
Sub. Notes
6.875%	03/05/38	A3	4,200	4,658,804
8.50%	05/22/19	A3	7,700	9,559,050
Unsec’d. Notes
5.50%	04/11/13	A3	8,300	8,838,089

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.60%	01/15/16	Aa3	$9,200	$8,926,502
6.40%	05/15/38	Aa3	7,200	8,166,161

				51,762,900

Diversified Telecommunication Services — 1.0%
AT&T, Inc.,
Sr. Unsec’d. Notes
6.30%	01/15/38	A2	6,900	7,279,141
6.70%	11/15/13	A2	5,600	6,362,552
Qwest Corp.,
Sr. Unsec’d. Notes
8.375%	05/01/16	Baa3	8,200	9,717,000
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
5.25%	04/15/13	A3	7,500	8,154,660
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.75%	12/01/30	A3	5,950	7,381,314

				38,894,667

Electric Utilities — 2.0%
Alabama Power Co.,
First Mortgage
4.85%	12/15/12	A2	2,200	2,359,683
Carolina Power & Light Co.,
First Mortgage
5.30%	01/15/19	A1	3,750	4,162,571
Commonwealth Edison Co.,
First Mortgage
6.15%	03/15/12	Baa1	2,000	2,123,988
Sr. Unsec’d. Notes
6.15%	09/15/17	Baa1	3,800	4,334,542
Duke Energy Corp.,
Gtd. Notes
6.30%	02/01/14	Baa2	2,450	2,728,920
FirstEnergy Solutions Corp.,
Gtd. Notes
6.05%	08/15/21	Baa2	8,550	8,783,141
Florida Power Corp.,
First Mortgage
6.40%	06/15/38	A2	6,800	7,906,918
Georgia Power Co.,
Sr. Unsec’d. Notes
4.25%	12/01/19	A3	4,000	4,118,632
MidAmerican Energy Holdings Co.,
Sr. Sec’d. Notes
5.75%	04/01/18	Baa1	6,975	7,859,772
Sr. Unsec’d. Notes
6.125%	04/01/36	Baa1	7,800	8,425,490
Oncor Electric Delivery Co. LLC,
Gtd. Notes
6.375%	01/15/15	Baa1	2,400	2,721,605
Sr. Sec’d. Notes
5.95%	09/01/13	Baa1	5,535	6,128,640
6.80%	09/01/18	Baa1	6,200	7,257,534
7.00%	09/01/22	Baa1	2,000	2,349,344

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric Utilities (cont’d.)
PSE&G Power LLC,
Sr. Unsec’d. Notes
6.95%	06/01/12	Baa1	$3,270	$3,525,583
Southern Power Co.,
Sr. Unsec’d. Notes
4.875%	07/15/15	Baa1	5,600	6,058,416

				80,844,779

Food & Staples Retailing — 0.7%
Wal-Mart Stores, Inc.,
Gtd. Notes
4.50%	07/01/15	Aa2	1,800	1,961,827
Sr. Unsec’d. Notes
2.875%	04/01/15	Aa2	2,700	2,769,676
3.20%	05/15/14	Aa2	2,300	2,405,641
3.625%	07/08/20	Aa2	7,900	7,688,146
6.50%	08/15/37	Aa2	6,400	7,519,027
Walgreen Co.,
Sr. Unsec’d. Notes
4.875%	08/01/13	A2	5,289	5,776,868

				28,121,185

Food Products — 0.1%
Kraft Foods, Inc.,
Notes
6.25%	06/01/12	Baa2	2,521	2,696,779

Industrial Conglomerates — 1.0%
General Electric Capital Corp.,
Notes(a)
6.75%	03/15/32	Aa2	8,350	9,453,185
Sr. Unsec’d. Notes
2.25%	11/09/15	Aa2	3,200	3,076,336
5.50%	01/08/20	Aa2	8,800	9,411,486
Sr. Unsec’d. Notes, MTN
5.25%	10/19/12	Aa2	9,120	9,747,301
5.625%	09/15/17(a)	Aa2	7,400	8,114,100

				39,802,408

Insurance — 0.8%
Aflac, Inc.,
Sr. Sec’d. Notes
8.50%	05/15/19	A2	4,500	5,564,218
Allstate Life Global Funding Trusts,
Gtd. Notes, MTN
5.375%	04/30/13	A1	8,000	8,711,680
Berkshire Hathaway Finance Corp.,
Sr. Unsec’d. Notes(a)
5.40%	05/15/18	Aa2	2,800	3,071,776
MetLife, Inc.,
Gtd. Notes(a)
5.70%	06/15/35	A3	7,200	7,349,436
Sr. Unsec’d. Notes
7.717%	02/15/19	A3	7,600	9,330,756

				34,027,866

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media — 1.1%
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	Baa1	$4,400	$6,087,756
Comcast Corp.,
Gtd. Notes
5.15%	03/01/20	Baa1	2,500	2,625,860
6.95%	08/15/37	Baa1	6,800	7,691,262
Directv Holdings LLC,
Gtd. Notes
3.55%	03/15/15	Baa2	8,400	8,533,753
Time Warner, Inc.,
Sr. Unsec’d. Notes
7.70%	05/01/32	Baa2	6,600	8,056,561
Viacom, Inc.,
Sr. Unsec’d. Notes
6.25%	04/30/16	Baa1	8,300	9,445,641

				42,440,833

Multi-Utilities — 1.9%
CenterPoint Energy Houston Electric LLC,
Sr. Unsec’d. Notes
7.00%	03/01/14	A3	5,219	5,964,539
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.45%	06/15/20(a)	A3	2,500	2,591,100
7.125%	12/01/18	A3	4,700	5,811,526
Constellation Energy Group, Inc.,
Sr. Unsec’d. Notes
4.55%	06/15/15	Baa3	7,095	7,360,261
Pacific Gas & Electric Co.,
First Mortgage
5.625%	11/30/17	A3	4,990	5,617,812
Sr. Unsec’d. Notes
3.50%	10/01/20	A3	6,900	6,568,414
6.05%	03/01/34	A3	7,500	8,211,742
Public Service Co. of Colorado,
First Mortgage
3.20%	11/15/20	A2	2,400	2,265,932
6.25%	09/01/37	A2	5,800	6,671,653
Sempra Energy,
Sr. Unsec’d. Notes
6.50%	06/01/16	Baa1	6,600	7,662,006
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
5.10%	11/30/12	A3	8,700	9,350,334
5.40%	04/30/18	A3	4,390	4,893,357
5.95%	09/15/17	A3	2,000	2,298,940

				75,267,616

Oil, Gas & Consumable Fuels — 2.8%
CenterPoint Energy Resource Corp.,
Sr. Unsec’d. Notes
7.875%	04/01/13	Baa3	3,900	4,408,697
Chevron Corp.,
Gtd. Notes
3.95%	03/03/14	Aa1	7,300	7,793,195
Sr. Unsec’d. Notes(a)
4.95%	03/03/19	Aa1	6,400	7,173,939

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
ConocoPhillips,
Gtd. Notes
4.60%	01/15/15	A1	$8,275	$9,019,270
4.75%	02/01/14	A1	6,800	7,386,582
5.75%	02/01/19	A1	7,200	8,205,221
Sr. Unsec’d. Notes
6.50%	02/01/39	A1	8,000	9,512,824
Kinder Morgan Energy Partners LP,
Gtd. Notes
6.85%	02/15/20	Baa2	8,500	9,739,164
Sr. Unsec’d. Notes
5.85%	09/15/12	Baa2	4,500	4,825,129
5.95%	02/15/18	Baa2	7,100	7,819,329
Sr. Unsec’d. Notes, MTN
6.95%	01/15/38	Baa2	7,300	7,932,180
Oneok Partners LP,
Gtd. Notes
6.85%	10/15/37	Baa2	6,000	6,673,860
Shell International Finance BV,
Gtd. Notes (Netherlands)
4.00%	03/21/14	Aa1	9,400	10,002,512
Valero Energy Corp.,
Sr. Unsec’d. Notes
6.625%	06/15/37	Baa2	6,635	6,738,725
Williams Partners LP,
Sr. Unsec’d. Notes
3.80%	02/15/15	Baa3	4,200	4,340,293

				111,570,920

Pharmaceuticals — 0.8%
Abbott Laboratories,
Sr. Unsec’d. Notes
5.125%	04/01/19	A1	6,800	7,487,235
5.875%	05/15/16	A1	8,300	9,581,545
Eli Lilly & Co.,
General Ref. Mortgage
4.20%	03/06/14	A2	1,400	1,500,866
Pfizer, Inc.,
Gtd. Notes
5.35%	03/15/15	A1	6,500	7,307,034
Wyeth,
Sr. Unsec’d. Notes
5.95%	04/01/37	A1	7,600	8,410,365

				34,287,045

Real Estate Investment Trust – Other REIT — 0.1%
Simon Property Group LP,
Sr. Unsec’d. Notes(a)
4.375%	03/01/21	A3	5,600	5,534,105

Tobacco — 0.4%
Altria Group, Inc.,
Gtd. Notes
9.25%	08/06/19	Baa1	6,400	8,352,256
Sr. Unsec’d. Notes
10.20%	02/06/39	Baa1	6,000	8,671,710

				17,023,966

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Wireless Telecommunication Services — 0.3%
Cellco Partnership/Verizon Wireless Capital LLC,
Sr. Unsec’d. Notes
5.55%	02/01/14	A2	$4,000	$4,410,824
8.50%	11/15/18	A2	6,400	8,374,720

				12,785,544

TOTAL CORPORATE BONDS (cost $767,713,870)				777,773,012

TOTAL LONG-TERM INVESTMENTS (cost $3,461,934,676)				3,965,133,562

	Shares
SHORT-TERM INVESTMENT — 14.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $578,839,330; includes $501,402,717 of cash collateral for securities on loan)(b)(w)(Note 4)	578,839,330	578,839,330

TOTAL INVESTMENTS — 112.7% (cost $4,040,774,006)		4,543,972,892
Liabilities in excess of other assets — (12.7)%		(513,699,411)

NET ASSETS — 100.0%		$4,030,273,481

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
MTN	Medium Term Note
REIT	Real Estate Investment Trust

#	Principal amount is shown in U.S. dollars unless otherwise stated.

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $485,304,570; cash collateral of $501,402,717 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$3,187,360,550	$—	$—
Corporate Bonds	—	777,773,012	—
Affiliated Money Market Mutual Fund	578,839,330	—	—

Total	$3,766,199,880	$777,773,012	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (12.4% represents investments purchased with collateral from securities on loan)	14.3%
Oil, Gas & Consumable Fuels	8.8
Internet & Catalog Retail	6.1
Commercial Banks	5.7
Diversified Telecommunication Services	5.7
Media	5.2
IT Services	5.1
Capital Markets	4.1
Communications Equipment	3.8
Wireless Telecommunication Services	3.8
Food Products	3.2
Personal Products	3.1
Specialty Retail	3.0
Textiles, Apparel & Luxury Goods	2.9
Healthcare Equipment & Supplies	2.9
Computers & Peripherals	2.8
Pharmaceuticals	2.5
Hotels, Restaurants & Leisure	2.3
Multi-Utilities	2.2
Aerospace & Defense	2.1
Electric Utilities	2.0
Chemicals	1.8
Insurance	1.7

Software	1.7%
Internet Software & Services	1.7
Semiconductors & Semiconductor Equipment	1.5
Commercial Services & Supplies	1.4
Diversified Financial Services	1.3
Multiline Retail	1.2
Industrial Conglomerates	1.0
Machinery	1.0
Automobiles	0.9
Healthcare Providers & Services	0.7
Consumer Finance	0.7
Food & Staples Retailing	0.7
Energy Equipment & Services	0.6
Household Durables	0.5
Tobacco	0.4
Construction & Engineering	0.4
Beverages	0.4
Trading Companies & Distributors	0.3
Air Freight & Logistics	0.3
Communication Equipment	0.3
Electronic Equipment, Instruments & Components	0.2
Biotechnology	0.2
Real Estate Investment Trust – Other REIT	0.1
Electrical Equipment	0.1

112.7
Liabilities in excess of other assets	(12.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $485,304,570:
Unaffiliated investments (cost $3,461,934,676)	$3,965,133,562
Affiliated investments (cost $578,839,330)	578,839,330
Dividends and interest receivable	13,835,229
Receivable for fund share sold	6,450,754
Tax reclaim receivable	126,357
Prepaid expenses	20,450

Total Assets	4,564,405,682

LIABILITIES:
Payable to broker for collateral for securities on loan	501,402,717
Payable to custodian	18,194,764
Payable for investments purchased	12,197,364
Payable for fund share repurchased	1,119,192
Advisory fees payable	891,185
Accrued expenses and other liabilities	309,791
Shareholder servicing fees payable	16,646
Affiliated transfer agent fee payable	542

Total Liabilities	534,132,201

NET ASSETS	$4,030,273,481

Net assets were comprised of:
Paid-in capital	$3,851,478,405
Retained earnings	178,795,076

Net assets, December 31, 2010	$4,030,273,481

Net asset value and redemption price per share, $4,030,273,481 / 406,556,419 outstanding shares of beneficial interest	$9.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,893,402 foreign withholding tax)	$47,830,810
Unaffiliated interest income	24,911,328
Affiliated income from securities lending, net	1,266,799
Affiliated dividend income	136,216

74,145,153

EXPENSES
Advisory fees	24,770,361
Shareholder servicing fees and expenses	2,914,160
Custodian and accounting fees	586,000
Loan interest expense (Note 7)	48,185
Commitment fee on syndicated credit agreement	38,000
Trustees’ fees	34,000
Insurance expenses	26,000
Audit fee	24,000
Legal fees and expenses	13,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Miscellaneous	20,728

Total expenses	28,493,434
Less: advisory fee waiver and/or expense reimbursement	(753,808)
Less: shareholder servicing fee waiver	(649,248)

Net expenses	27,090,378

NET INVESTMENT INCOME	47,054,775

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	281,287,775
Foreign currency transactions	23,821

281,311,596

Net change in unrealized appreciation (depreciation) on:
Investments	195,599,996
Foreign currencies	(36,226)

195,563,770

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	476,875,366

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$523,930,141

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$47,054,775	$26,976,217
Net realized gain (loss) on investments and foreign currency transactions	281,311,596	(410,013,917)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	195,563,770	690,559,870

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	523,930,141	307,522,170

DISTRIBUTIONS	(27,033,591)	(29,592,386)

FUND SHARE TRANSACTIONS:
Fund share sold [232,134,334 and 169,172,797 shares, respectively]	2,035,338,600	1,283,633,013
Fund share issued in reinvestment of distributions [3,292,764 and 4,048,206 shares, respectively]	27,033,591	29,592,386
Net asset value of shares issued in merger [0 and 26,516,826 shares, respectively] (Note 10)	—	222,150,938
Fund share repurchased [116,373,430 and 27,032,866 shares, respectively]	(948,475,168)	(181,789,210)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,113,897,023	1,353,587,127

TOTAL INCREASE IN NET ASSETS	1,610,793,573	1,631,516,911
NET ASSETS:
Beginning of year	2,419,479,908	787,962,997

End of year	$4,030,273,481	$2,419,479,908

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS	Shares	Value (Note 2)

Apparel — 2.6%
NIKE, Inc. (Class B Stock)(a)	592,605	$50,620,319

Beverages — 3.7%
PepsiCo, Inc.	1,090,728	71,257,260

Biotechnology — 1.5%
Gilead Sciences, Inc.*	804,994	29,172,983

Chemicals — 1.2%
Praxair, Inc.	251,585	24,018,820

Commercial Services — 2.8%
MasterCard, Inc. (Class A Stock)	243,730	54,622,330

Computer Software — 2.9%
Microsoft Corp.	2,014,966	56,257,851

Computers — 6.6%
Apple, Inc.*	397,720	128,288,563

Cosmetics/Personal Care — 5.0%
Avon Products, Inc.	1,750,140	50,859,068
Procter & Gamble Co. (The)	721,936	46,442,143

		97,301,211

Financial – Bank & Trust — 2.1%
Northern Trust Corp.	733,524	40,644,565

Financials — 5.8%
Charles Schwab Corp. (The)(a)	1,797,001	30,746,687
CME Group, Inc.	255,831	82,313,624

		113,060,311

Healthcare Products — 5.6%
Johnson & Johnson	774,151	47,881,239
St. Jude Medical, Inc.*	1,441,621	61,629,298

		109,510,537

Internet Services — 1.8%
Equinix, Inc.*(a)	424,553	34,499,177

Medical Products — 5.6%
Baxter International, Inc.	1,133,058	57,355,396
Thermo Fisher Scientific, Inc.*	947,079	52,430,293

		109,785,689

Networking/Telecom Equipment — 3.4%
Cisco Systems, Inc.*	3,291,703	66,591,152

Oil & Gas — 6.8%
Halliburton Co.	1,354,749	55,314,402
Occidental Petroleum Corp.	328,622	32,237,818
Southwestern Energy Co.*	1,220,984	45,701,431

		133,253,651

Oil Well Services & Equipment — 5.8%
Schlumberger Ltd. (Netherlands Antilles)	1,353,631	113,028,188

Pharmaceuticals — 2.0%
Teva Pharmaceutical Industries Ltd., ADR (Israel)	751,376	39,169,231

COMMON STOCKS (continued)
	Shares	Value (Note 2)

Real Estate — 2.8%
CB Richard Ellis Group, Inc. (Class A Stock)*	2,692,768	$55,147,889

Retailing — 11.2%
Costco Wholesale Corp.	1,018,627	73,555,056
Lowe’s Cos., Inc.	3,020,349	75,750,353
Staples, Inc.	3,037,381	69,161,165

		218,466,574

Semiconductors — 9.6%
Broadcom Corp. (Class A Stock)	815,260	35,504,573
QUALCOMM, Inc.	2,081,304	103,003,735
Xilinx, Inc.(a)	1,654,957	47,960,654

		186,468,962

Software — 3.6%
Oracle Corp.	2,218,847	69,449,911

Telecommunications — 6.9%
American Tower Corp. (Class A Stock)*	1,693,209	87,437,313
Crown Castle International Corp.*	1,064,466	46,655,545

		134,092,858

TOTAL LONG-TERM INVESTMENTS (cost $1,719,832,297)		1,934,708,032

SHORT-TERM INVESTMENT — 5.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $104,503,473; includes $101,299,138 of cash collateral for securities on loan)(b)(w)(Note 4)	104,503,473	104,503,473

TOTAL INVESTMENTS — 104.6% (cost $1,824,335,770)		2,039,211,505
Liabilities in excess of other assets — (4.6)%		(90,255,663)

NET ASSETS — 100.0%		$1,948,955,842

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $97,852,912; cash collateral of $101,299,138 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,934,708,032	$—	$—
Affiliated Money Market Mutual Fund	104,503,473	—	—

Total	$2,039,211,505	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Retailing	11.2%
Semiconductors	9.6
Telecommunications	6.9
Oil & Gas	6.8
Computers	6.6
Financials	5.8
Oil Well Services & Equipment	5.8
Medical Products	5.6
Healthcare Products	5.6
Affiliated Money Market Mutual Fund (5.2% represents investments purchased with collateral from securities on loan)	5.3
Cosmetics/Personal Care	5.0
Beverages	3.7
Software	3.6
Networking/Telecom Equipment	3.4
Computer Software	2.9
Real Estate	2.8
Commercial Services	2.8
Apparel	2.6
Financial – Bank & Trust	2.1
Pharmaceuticals	2.0
Internet Services	1.8
Biotechnology	1.5
Chemicals	1.2

104.6
Liabilities in excess of other assets	(4.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $97,852,912:
Unaffiliated investments (cost $1,719,832,297)	$1,934,708,032
Affiliated investments (cost $104,503,473)	104,503,473
Cash	8,317,085
Receivable for investments sold	2,523,638
Dividends and interest receivable	1,818,127
Receivable for fund share sold	981,106
Prepaid expenses	16,546

Total Assets	2,052,868,007

LIABILITIES:
Payable to broker for collateral for securities on loan	101,299,138
Payable for investments purchased	1,469,055
Advisory fees payable	533,910
Payable for fund share repurchased	499,032
Accrued expenses and other liabilities	101,270
Shareholder servicing fees payable	9,218
Affiliated transfer agent fee payable	542

Total Liabilities	103,912,165

NET ASSETS	$1,948,955,842

Net assets were comprised of:
Paid-in capital	$2,441,836,750
Retained earnings	(492,880,908)

Net assets, December 31, 2010	$1,948,955,842

Net asset value and redemption price per share, $1,948,955,842 / 71,229,582 outstanding shares of beneficial interest	$27.36

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $24,810 foreign withholding tax)	$16,392,683
Affiliated dividend income	134,030
Affiliated income from securities lending, net	91,489

16,618,202

EXPENSES
Advisory fees	12,274,420
Shareholder servicing fees and expenses	1,363,824
Custodian and accounting fees	189,000
Audit fee	18,000
Trustees’ fees	18,000
Shareholders’ reports	16,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Insurance expenses	10,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	6,000
Loan interest expense (Note 7)	3,937
Miscellaneous	13,380

Total expenses	13,930,561
Less: shareholder servicing fee waiver	(184,147)

Net expenses	13,746,414

NET INVESTMENT INCOME	2,871,788

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	55,009,127
Net change in unrealized appreciation (depreciation)on investments	151,288,892

NET GAIN ON INVESTMENTS	206,298,019

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$209,169,807

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$2,871,788	$1,124,623
Net realized gain (loss) on investment transactions	55,009,127	(43,584,788)
Net change in unrealized appreciation (depreciation) on investments	151,288,892	170,375,313

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	209,169,807	127,915,148

DISTRIBUTIONS	(1,124,324)	—

FUND SHARE TRANSACTIONS:
Fund share sold [67,981,654 and 3,545,851 shares, respectively]	1,651,634,140	74,679,009
Fund share issued in reinvestment of distributions [47,762 and 0 shares, respectively]	1,124,324	—
Fund share repurchased [13,890,869 and 2,127,598 shares, respectively]	(336,170,700)	(38,781,601)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,316,587,764	35,897,408

TOTAL INCREASE IN NET ASSETS	1,524,633,247	163,812,556
NET ASSETS:
Beginning of year	424,322,595	260,510,039

End of year	$1,948,955,842	$424,322,595

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 96.3%
COMMON STOCKS	Shares	Value (Note 2)

Advertising — 1.6%
Lamar Advertising Co. (Class A Stock)*(a)	260,629	$10,383,459

Aerospace/Defense — 2.5%
Alliant Techsystems, Inc.*	119,873	8,922,148
Raytheon Co.	158,892	7,363,055

		16,285,203

Apparel — 2.1%
Polo Ralph Lauren Corp.	127,138	14,102,147

Apparel/Shoes — 1.9%
Phillips-Van Heusen Corp.	198,034	12,478,122

Chemicals — 1.8%
Ecolab, Inc.	233,194	11,757,642

Commercial Banks — 0.8%
First Republic Bank/San Francisco, CA	189,542	5,519,463

Commercial Services — 9.4%
Coinstar, Inc.*(a)	181,806	10,261,131
Genpact Ltd. (Bermuda)*(a)	242,753	3,689,846
Iron Mountain, Inc.	517,881	12,952,204
Quanta Services, Inc.*(a)	527,184	10,501,505
SuccessFactors, Inc.*(a)	144,594	4,187,442
Verisk Analytics, Inc. (Class A Stock)*	355,088	12,101,399
Western Union Co. (The)	433,893	8,057,393

		61,750,920

Computers — 2.3%
NetApp, Inc.*	176,943	9,724,788
RealD, Inc.*(a)	212,447	5,506,626

		15,231,414

Consumer Products & Services — 4.3%
Avon Products, Inc.	460,626	13,385,792
Fleetcor Technologies, Inc.*	96,706	2,990,149
Newell Rubbermaid, Inc.	662,628	12,046,577

		28,422,518

Diversified Financial Services — 7.3%
Affiliated Managers Group, Inc.*	32,438	3,218,498
IntercontinentalExchange, Inc.*	111,973	13,341,583
Lazard Ltd. (Class A Stock) (Bermuda)	258,357	10,202,518
SLM Corp.*	771,579	9,714,180
TD Ameritrade Holding Corp.(a)	635,674	12,071,449

		48,548,228

Electronic Components — 2.0%
Amphenol Corp. (Class A Stock)	249,556	13,171,566

Electronics — 1.5%
FLIR Systems, Inc.*	334,050	9,937,988

Financial – Bank & Trust — 2.1%
Northern Trust Corp.	247,872	13,734,588

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial Service — 2.5%
Global Payments, Inc.	354,888	$16,399,375

Hand/Machine Tools — 1.6%
Kennametal, Inc.	264,414	10,433,776

Healthcare Products — 4.8%
CareFusion Corp.*	381,946	9,816,012
Intuitive Surgical, Inc.*	17,549	4,523,255
St. Jude Medical, Inc.*	400,357	17,115,262

		31,454,529

Industrial Products — 1.2%
Roper Industries, Inc.	100,668	7,694,055

Insurance — 0.7%
Principal Financial Group, Inc.(a)	151,281	4,925,709

Internet — 0.6%
GSI Commerce, Inc.*(a)	163,862	3,801,598

Internet Services — 1.2%
Equinix, Inc.*	100,261	8,147,209

Manufacturing — 0.7%
Rockwell Automation, Inc.	63,915	4,583,345

Medical Products — 3.6%
C.R. Bard, Inc.	138,455	12,706,015
Henry Schein, Inc.*(a)	179,958	11,047,622

		23,753,637

Oil & Gas — 7.0%
Core Laboratories NV (Netherlands)(a)	96,845	8,624,047
Dril-Quip, Inc.*(a)	127,475	9,907,357
Petrohawk Energy Corp.*	274,570	5,010,903
Southwestern Energy Co.*	335,673	12,564,240
Whiting Petroleum Corp.*	86,343	10,118,536

		46,225,083

Oil Well Services & Equipment — 2.2%
Cameron International Corp.*(a)	288,499	14,635,554

Paper & Forest Products — 0.7%
Schweitzer-Mauduit International, Inc.	74,219	4,669,859

Real Estate — 2.0%
CB Richard Ellis Group, Inc. (Class A Stock)*	642,749	13,163,500

Retail — 10.1%
Advance Auto Parts, Inc.	94,903	6,277,834
Bed Bath & Beyond, Inc.*	249,109	12,243,707
Dick’s Sporting Goods, Inc.*(a)	196,240	7,359,000
GameStop Corp. (Class A Stock)*(a)	532,173	12,176,118
PetSmart, Inc.	363,973	14,493,405
Staples, Inc.	608,490	13,855,317

		66,405,381

Savings & Loan — 1.4%
People’s United Financial, Inc.	686,839	9,622,614

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors — 5.3%

Altera Corp.(a)	179,432	$6,384,191
Broadcom Corp. (Class A Stock)	143,464	6,247,857
Linear Technology Corp.(a)	183,498	6,347,196
Xilinx, Inc.(a)	551,946	15,995,395

		34,974,639

Software — 4.5%
Citrix Systems, Inc.*	152,240	10,414,738
Emdeon, Inc. (Class A Stock)*	365,282	4,945,918
salesforce.com, Inc.*(a)	68,351	9,022,332
VeriFone Systems, Inc.*(a)	131,699	5,078,313

		29,461,301

Telecommunications — 5.9%
Crown Castle International Corp.*(a)	189,869	8,321,958
DigitalGlobe, Inc.*	199,037	6,311,463
SBA Communications Corp. (Class A Stock)*	383,836	15,714,246
tw telecom, Inc.*(a)	496,421	8,463,978

		38,811,645

Transportation — 0.7%
C.H. Robinson Worldwide, Inc.(a)	56,705	4,547,174

TOTAL LONG-TERM INVESTMENTS (cost $548,784,271)		635,033,241

SHORT-TERM INVESTMENT — 18.5%
	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $122,068,050; includes $93,141,667 of cash collateral for securities on loan)(b)(w)(Note 4)	122,068,050	$122,068,050

TOTAL INVESTMENTS — 114.8% (cost $670,852,321)		757,101,291
Liabilities in excess of other assets — (14.8)%		(97,382,495)

NET ASSETS — 100.0%		$659,718,796

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $90,308,573; cash collateral of $93,141,667 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$635,033,241	$—	$—

Affiliated Money Market Mutual Fund	122,068,050	—	—

Total	$757,101,291	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (14.1% represents investments purchased with collateral from securities on loan)	18.5%
Retail	10.1
Commercial Services	9.4
Diversified Financial Services	7.3
Oil & Gas	7.0
Telecommunications	5.9
Semiconductors	5.3
Healthcare Products	4.8
Software	4.5
Consumer Products & Services	4.3
Medical Products	3.6
Financial Services	2.5
Aerospace/Defense	2.5
Computers	2.3
Oil Well Services & Equipment	2.2
Apparel	2.1
Financial – Bank & Trust	2.1
Electronic Components	2.0
Real Estate	2.0
Apparel/Shoes	1.9
Chemicals	1.8
Hand/Machine Tools	1.6
Advertising	1.6
Electronics	1.5
Savings & Loan	1.4
Internet Services	1.2
Industrial Products	1.2
Commercial Banks	0.8
Insurance	0.7
Paper & Forest Products	0.7
Manufacturing	0.7
Transportation	0.7
Internet	0.6

114.8
Liabilities in excess of other assets	(14.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $90,308,573:
Unaffiliated investments (cost $548,784,271)	$635,033,241
Affiliated investments (cost $122,068,050)	122,068,050
Receivable for fund share sold	375,174
Dividends receivable	308,243
Prepaid expenses	5,391

Total Assets	757,790,099

LIABILITIES:
Payable to broker for collateral for securities on loan	93,141,667
Payable to custodian	2,202,846
Payable for investments purchased	1,482,361
Payable for fund share repurchased	995,620
Advisory fees payable	184,473
Accrued expenses and other liabilities	59,911
Shareholder servicing fees payable	3,883
Affiliated transfer agent fee payable	542

Total Liabilities	98,071,303

NET ASSETS	$659,718,796

Net assets were comprised of:
Paid-in capital	$549,465,109
Retained earnings	110,253,687

Net assets, December 31, 2010	$659,718,796

Net asset value and redemption price per share, $659,718,796 / 121,305,134 outstanding shares of beneficial interest	$5.44

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $11,182 foreign withholding tax)	$3,132,692
Affiliated income from securities lending, net	123,056
Affiliated dividend income	46,714

3,302,462

EXPENSES
Advisory fees	5,038,532
Shareholder servicing fees and expenses	503,853
Custodian and accounting fees	105,000
Audit fee	19,000
Trustees’ fees	13,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	6,000
Insurance expenses	4,000
Loan interest expense (Note 7)	1,218
Miscellaneous	10,492

Total expenses	5,729,095
Less: shareholder servicing fee waiver	(385)

Net expenses	5,728,710

NET INVESTMENT LOSS	(2,426,248)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	58,276,475
Net change in unrealized appreciation (depreciation) on investments	38,609,360

NET GAIN ON INVESTMENTS	96,885,835

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,459,587

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(2,426,248)	$(942,439)
Net realized gain (loss) on investment transactions	58,276,475	(10,662,772)
Net change in unrealized appreciation (depreciation) on investments	38,609,360	97,234,901

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	94,459,587	85,629,690

FUND SHARE TRANSACTIONS:
Fund share sold [57,529,651 and 68,445,181 shares, respectively]	275,927,359	274,593,376
Fund share repurchased [32,994,607 and 8,992,058 shares, respectively]	(150,445,745)	(28,185,214)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	125,481,614	246,408,162

TOTAL INCREASE IN NET ASSETS	219,941,201	332,037,852
NET ASSETS:
Beginning of year	439,777,595	107,739,743

End of year	$659,718,796	$439,777,595

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 96.1%
COMMON STOCKS — 94.2%	Shares	Value (Note 2)

Aerospace — 1.5%
AAR Corp.*	58,675	$1,611,802
Kaman Corp. (Class A Stock)	59,274	1,723,095
TransDigm Group, Inc.*	10,733	772,884

		4,107,781

Airlines — 1.1%
AirTran Holdings, Inc.*(a)	143,940	1,063,717
JetBlue Airways Corp.*(a)	309,450	2,045,464

		3,109,181

Auto Repair — 0.4%
Monro Muffler Brake, Inc.	30,240	1,046,002

Automotive Parts — 1.8%
Dana Holding Corp.*	31,155	536,178
Tenneco, Inc.*	44,703	1,839,975
TRW Automotive Holdings Corp.*	32,757	1,726,294
Visteon Corp.*	11,169	829,298

		4,931,745

Banking — 1.0%
Home BancShares, Inc.	32,041	705,863
Lakeland Financial Corp.	23,178	497,400
Sandy Spring Bancorp, Inc.	25,091	462,427
Webster Financial Corp.	56,507	1,113,188

		2,778,878

Basic Materials – Chemical — 0.9%
Minerals Technologies, Inc.	39,725	2,598,412

Basic Materials – Forest — 0.4%
Universal Forest Products, Inc.	29,715	1,155,913

Basic Materials – Mining — 1.0%
Commercial Metals Co.	138,025	2,289,835
Schnitzer Steel Industries, Inc. (Class A Stock)	8,440	560,331

		2,850,166

Chemicals — 1.6%
Fuller (H.B.) Co.	78,514	1,611,107
PolyOne Corp.*	212,875	2,658,809

		4,269,916

Clothing & Apparel — 1.6%
G-III Apparel Group Ltd.*	38,160	1,341,324
Iconix Brand Group, Inc.*	79,945	1,543,738
Warnaco Group, Inc. (The)*	24,921	1,372,399

		4,257,461

Commercial Services — 2.1%
Aegean Marine Petroleum Network, Inc. (Marshall Islands)	167,261	1,744,532
Fleetcor Technologies, Inc.*	25,312	782,647
Medifast, Inc.*(a)	21,126	610,119
PHH Corp.*(a)	55,918	1,294,502
Team Health Holdings, Inc.*(a)	76,397	1,187,209

		5,619,009

COMMON STOCKS (continued)
	Shares	Value (Note 2)

Computer Services & Software — 1.9%
Avid Technology, Inc.*	69,907	$1,220,576
Mentor Graphics Corp.*	132,806	1,593,672
Monotype Imaging Holdings, Inc.*	58,609	650,560
NetScout Systems, Inc.*	34,257	788,254
Parametric Technology Corp.*	35,981	810,652

		5,063,714

Construction — 0.5%
Meritage Homes Corp.*	65,580	1,455,876

Consumer Cyclicals – Construction — 0.7%
Comfort Systems USA, Inc.	155,183	2,043,760

Consumer Cyclicals – Retail Apparel — 0.2%
Big Lots, Inc.*	13,712	417,668

Consumer Staples – Home Products — 0.4%
Elizabeth Arden, Inc.*	42,086	968,399

Distribution/Wholesale — 0.5%
Beacon Roofing Supply, Inc.*	79,603	1,422,506

Diversified Financial Services — 1.2%
BGC Partners, Inc. (Class A Stock)	50,048	415,899
MF Global Holdings Ltd.*(a)	110,607	924,675
Ocwen Financial Corp.*(a)	66,934	638,550
Piper Jaffray Cos.*	16,924	592,509
Stifel Financial Corp.*(a)	9,358	580,570

		3,152,203

Electrical Utilities — 1.5%
Cleco Corp.	71,105	2,187,190
IDACORP, Inc.	10,018	370,466
NorthWestern Corp.	18,346	528,915
Portland General Electric Co.	42,655	925,613

		4,012,184

Electronic Components & Equipment — 3.6%
Belden, Inc.	16,025	590,041
Checkpoint Systems, Inc.*	75,779	1,557,258
Convergys Corp.*	83,515	1,099,893
Electronics for Imaging, Inc.*	110,888	1,586,807
Empire District Electric Co. (The)	12,690	281,718
EnerSys*	60,488	1,942,875
Littelfuse, Inc.	17,834	839,268
Newport Corp.*	38,341	665,983
Watts Water Technologies, Inc. (Class A Stock)	32,578	1,192,029

		9,755,872

Engineering & Construction — 0.4%
Michael Baker Corp.*	12,193	379,202
MYR Group, Inc.*	29,282	614,922

		994,124

Entertainment & Leisure — 0.8%
Polaris Industries, Inc.	11,403	889,662
WMS Industries, Inc.*	30,408	1,375,658

		2,265,320

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Environmental Control — 0.3%
Darling International, Inc.*	67,639	$898,246

Equipment Services — 1.5%
RSC Holdings, Inc.*	188,360	1,834,627
Watsco, Inc.	35,590	2,245,017

		4,079,644

Financial – Bank & Trust — 9.4%
Bank of the Ozarks, Inc.	37,487	1,625,061
Boston Private Financial Holdings, Inc.	63,770	417,694
Bridge Capital Holdings*(a)	9,389	81,684
Brookline Bancorp, Inc.	97,627	1,059,253
Capital City Bank Group, Inc.(a)	6,248	78,725
CoBiz Financial, Inc.	51,646	314,008
Columbia Banking System, Inc.	13,092	275,718
East West Bancorp, Inc.	42,767	836,095
First Financial Holdings, Inc.	25,359	291,882
First Midwest Bancorp, Inc.	97,027	1,117,751
First of Long Island Corp. (The)	13,279	383,896
FirstMerit Corp.	68,375	1,353,141
FNB Corp.	77,393	759,999
Glacier Bancorp, Inc.(a)	122,664	1,853,453
Hancock Holding Co.(a)	38,685	1,348,559
Heritage Financial Corp.*	26,660	371,107
IBERIABANK Corp.	20,533	1,214,116
KBW, Inc.	27,406	765,176
MB Financial, Inc.	81,346	1,408,913
Northwest Bancshares, Inc.	75,786	891,243
PacWest Bancorp(a)	10,247	219,081
Prosperity Bancshares, Inc.	47,554	1,867,921
SCBT Financial Corp.	30,783	1,008,143
Sierra Bancorp(a)	13,271	142,398
Signature Bank*(a)	53,170	2,658,500
Simmons First National Corp. (Class A Stock)	16,071	458,024
Southcoast Financial Corp.*	9,901	30,396
Summit State Bank	10,043	70,201
Texas Capital Bancshares, Inc.*(a)	47,926	1,019,386
Trico Bancshares	28,710	463,666
UMB Financial Corp.	27,165	1,125,174

		25,510,364

Financial – Brokerage — 0.4%
Knight Capital Group, Inc. (Class A Stock)*(a)	83,318	1,148,955

Financial Services — 3.3%
Apollo Investment Corp.(a)	104,675	1,158,752
CVB Financial Corp.(a)	111,541	967,061
Dime Community Bancshares	33,497	488,721
First Cash Financial Services, Inc.*	26,489	820,894
First Financial Bankshares, Inc.(a)	31,771	1,626,040
Flushing Financial Corp.	53,300	746,200
Golub Capital BDC, Inc.	29,509	505,194
PennantPark Investment Corp.	68,787	841,953
Pinnacle Financial Partners, Inc.*	46,302	628,781
PrivateBancorp, Inc.	49,244	708,129
WSFS Financial Corp.	12,882	611,122

		9,102,847

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food — 1.3%
Hain Celestial Group, Inc. (The)*	50,899	$1,377,327
Snyders-Lance, Inc.(a)	26,713	626,153
TreeHouse Foods, Inc.*	28,167	1,439,052

		3,442,532

Hand/Machine Tools — 0.6%
Regal-Beloit Corp.	24,032	1,604,376

Healthcare Services — 4.0%
Amedisys, Inc.*(a)	50,168	1,680,628
HealthSouth Corp.*	38,110	789,258
Hill-Rom Holdings, Inc.	26,953	1,061,140
ICON PLC, ADR (Ireland)*	68,647	1,503,369
LHC Group, Inc.*	37,399	1,121,970
Lincare Holdings, Inc.(a)	87,986	2,360,664
Omega Healthcare Investors, Inc.	109,588	2,459,155

		10,976,184

Hotels & Motels — 1.1%
Gaylord Entertainment Co.*(a)	51,684	1,857,523
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*	87,829	1,140,899

		2,998,422

Industrial Products — 0.6%
Olympic Steel, Inc.	55,004	1,577,515

Industrials – Components — 0.9%
Actuant Corp. (Class A Stock)	54,567	1,452,574
Applied Industrial Technologies, Inc.	27,232	884,495

		2,337,069

Industrials – Electrical Equipment — 0.8%
Anixter International, Inc.(a)	35,478	2,119,101

Industrials – Machinery — 0.7%
MTS Systems Corp.	33,996	1,273,490
Tennant Co.	19,034	731,096

		2,004,586

Insurance — 0.8%
Alterra Capital Holdings Ltd. (Bermuda)	70,945	1,535,250
Enstar Group Ltd. (Bermuda)*	8,178	691,695

		2,226,945

Insurance – Life Insurance — 1.4%
American Equity Investment Life Holding Co.(a)	213,684	2,681,734
Symetra Financial Corp.	82,138	1,125,291

		3,807,025

Insurance – Property Insurance — 4.0%
Aspen Insurance Holdings Ltd. (Bermuda)	27,703	792,860
Donegal Group, Inc. (Class A Stock)	32,367	468,674
Meadowbrook Insurance Group, Inc.	283,909	2,910,067
MGIC Investment Corp.*(a)	122,578	1,249,070
PMI Group, Inc. (The)*(a)	156,839	517,569
ProAssurance Corp.*	32,029	1,940,957
RLI Corp.	21,785	1,145,238

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance – Property Insurance (cont’d.)
Tower Group, Inc.	75,457	$1,930,190

		10,954,625

Investment Companies — 0.2%
Solar Capital Ltd.	26,067	645,940

Machinery — 1.5%
Altra Holdings, Inc.*	31,811	631,766
Graco, Inc.	28,577	1,127,363
Robbins & Myers, Inc.(a)	67,074	2,399,908

		4,159,037

Medical Supplies & Equipment — 1.0%
American Medical Systems Holdings, Inc.*	70,193	1,323,840
PSS World Medical, Inc.*	60,138	1,359,119

		2,682,959

Metals & Mining — 1.5%
Kaiser Aluminum Corp.(a)	48,789	2,443,841
Metals USA Holdings Corp.*	48,653	741,472
Taseko Mines Ltd. (Canada)*	156,760	822,990

		4,008,303

Miscellaneous Manufacturing — 0.8%
AZZ, Inc.	14,144	565,902
Carlisle Cos., Inc.	43,910	1,744,983

		2,310,885

Oil & Gas — 6.8%
Approach Resources, Inc.*	29,358	678,170
Brigham Exploration Co.*	68,688	1,871,061
Carrizo Oil & Gas, Inc.*	17,725	611,335
Key Energy Services, Inc.*(a)	165,614	2,149,670
Kodiak Oil & Gas Corp. (Canada)*	42,289	279,107
Laclede Group, Inc. (The)(a)	14,569	532,351
Northern Oil and Gas, Inc.*	21,612	588,062
Oil States International, Inc.*(a)	21,474	1,376,269
Petroleum Development Corp.*	21,687	915,408
Resolute Energy Corp.*(a)	177,172	2,615,059
Rex Energy Corp.*(a)	94,516	1,290,143
Rosetta Resources, Inc.*	78,737	2,963,661
T-3 Energy Services, Inc.*	17,419	693,799
World Fuel Services Corp.	54,942	1,986,703

		18,550,798

Pharmaceuticals — 0.9%
Herbalife Ltd. (Cayman Islands)	16,856	1,152,445
West Pharmaceutical Services, Inc.	28,740	1,184,088

		2,336,533

Real Estate — 0.4%
Retail Opportunity Investments Corp.	99,187	982,943

Real Estate Investment Trust – Apartment — 1.3%
American Campus Communities, Inc.(a)	108,540	3,447,230

Real Estate Investment Trust – Hotels — 0.3%
Pebblebrook Hotel Trust	39,361	799,816

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trust – Mortgage — 1.3%
MFA Financial, Inc.	347,777	$2,837,860
Two Harbors Investment Corp.	59,729	584,747

		3,422,607

Real Estate Investment Trust – Office Industrial — 0.7%
Parkway Properties, Inc.	106,331	1,862,919

Real Estate Investment Trust – Other REITs — 3.4%
BioMed Realty Trust, Inc.	139,050	2,593,282
Cogdell Spencer, Inc.	96,101	557,386
Cypress Sharpridge Investments, Inc.(a)	141,136	1,822,066
DuPont Fabros Technology, Inc.	43,519	925,649
Entertainment Properties Trust(a)	57,517	2,660,161
U-Store-It Trust	87,751	836,267

		9,394,811

Real Estate Investment Trust – Retail — 1.6%
Acadia Realty Trust	75,703	1,380,823
National Retail Properties, Inc.(a)	110,730	2,934,345

		4,315,168

Real Estate Investment Trusts — 2.2%
Capstead Mortgage Corp.	57,915	729,150
Coresite Realty Corp.	29,934	408,300
Education Realty Trust, Inc.	102,567	796,945
Hatteras Financial Corp.(a)	16,934	512,592
Medical Properties Trust, Inc.	137,163	1,485,475
PS Business Parks, Inc.	24,950	1,390,214
Redwood Trust, Inc.	49,375	737,169

		6,059,845

Restaurants — 0.3%
DineEquity, Inc.*(a)	14,661	723,960

Retail & Merchandising — 3.3%
American Eagle Outfitters, Inc.	51,958	760,146
Cash America International, Inc.	10,730	396,259
Children’s Place Retail Stores, Inc. (The)*	14,707	730,055
EZCORP, Inc. (Class A Stock)*	17,335	470,299
Fossil, Inc.*	25,901	1,825,502
HSN, Inc.*	58,882	1,804,144
Jos. A. Bank Clothiers, Inc.*(a)	41,315	1,665,821
Pantry, Inc. (The)*	52,836	1,049,323
Vera Bradley, Inc.*	13,231	436,623

		9,138,172

Semiconductors — 2.6%
Entegris, Inc.*	164,441	1,228,374
Fairchild Semiconductor International, Inc.*	71,166	1,110,901
Micrel, Inc.	48,782	633,678
MKS Instruments, Inc.*(a)	57,666	1,412,240
Semtech Corp.*	67,600	1,530,464
Standard Microsystems Corp.*	45,715	1,317,964

		7,233,621

Services – Environmental — 0.5%
Waste Connections, Inc.	48,730	1,341,537

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Services – Industrial Services — 0.8%
G & K Services, Inc. (Class A Stock)	44,664	$1,380,564
On Assignment, Inc.*	94,530	770,420

		2,150,984

Software — 0.6%
SYNNEX Corp.*	49,535	1,545,492

Telecommunications — 1.4%
Knology, Inc.*(a)	77,948	1,218,327
Plantronics, Inc.	13,498	502,396
Polycom, Inc.*	26,883	1,047,899
Premiere Global Services, Inc.*	170,253	1,157,721

		3,926,343

Transportation — 0.6%
Golar LNG Ltd. (Bermuda)(a)	50,202	753,532
Heartland Express, Inc.	49,288	789,594
Scorpio Tankers, Inc. (Marshall Islands)*	17,713	179,078

		1,722,204

Utilities – Electrical Utilities — 3.0%
Avista Corp.	23,798	535,931
El Paso Electric Co.*	183,224	5,044,156
MGE Energy, Inc.	10,526	450,092
UniSource Energy Corp.	19,725	706,944
Westar Energy, Inc.(a)	61,561	1,548,875

		8,285,998

Utilities – Gas Utilities — 1.0%
South Jersey Industries, Inc.	6,001	316,973
Southwest Gas Corp.	64,647	2,370,605

		2,687,578

TOTAL COMMON STOCKS (cost $217,854,565)		256,800,209

EXCHANGE TRADED FUND — 1.9%
iShares Russell 2000 Value Index Fund(a) (cost $5,092,821)	74,822	5,319,096

TOTAL LONG-TERM INVESTMENTS (cost $222,947,386)		262,119,305

SHORT-TERM INVESTMENT — 23.1%
	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $62,900,401; includes $51,303,208 of cash collateral for securities on loan)(b)(w)(Note 4)	62,900,401	$62,900,401

TOTAL INVESTMENTS — 119.2% (cost $285,847,787)		325,019,706
Liabilities in excess of other assets — (19.2)%		(52,260,376)

NET ASSETS — 100.0%		$272,759,330

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $49,506,321; cash collateral of $51,303,208 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$256,800,209	$—	$—
Exchange Traded Fund	5,319,096	—	—
Affiliated Money Market Fund	62,900,401	—	—

Total	$325,019,706	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (18.8% represents investments purchased with collateralfrom securities on loan)	23.1%
Financial – Bank & Trust	9.4
Oil & Gas	6.8
Healthcare Services	4.0
Insurance – Property Insurance	4.0
Electronic Components & Equipment	3.6
Real Estate Investment Trust – Other REITs	3.4
Retail & Merchandising	3.3
Financial Services	3.3
Utilities – Electrical Utilities	3.0
Semiconductors	2.6
Real Estate Investment Trusts	2.2
Commercial Services	2.1
Exchange Traded Fund	1.9
Computer Services & Software	1.9
Automotive Parts	1.8
Real Estate Investment Trust – Retail	1.6
Chemicals	1.6
Clothing & Apparel	1.6
Machinery	1.5
Aerospace	1.5
Equipment Services	1.5
Electrical Utilities	1.5
Metals & Mining	1.5
Telecommunications	1.4
Insurance – Life Insurance	1.4
Real Estate Investment Trust – Apartment	1.3
Food	1.3
Real Estate Investment Trust – Mortgage	1.3
Diversified Financial Services	1.2
Airlines	1.1
Hotels & Motels	1.1

Basic Materials – Mining	1.0%
Banking	1.0
Utilities – Gas Utilities	1.0
Medical Supplies & Equipment	1.0
Basic Materials – Chemical	0.9
Industrials – Components	0.9
Pharmaceuticals	0.9
Miscellaneous Manufacturing	0.8
Entertainment & Leisure	0.8
Insurance	0.8
Services – Industrial Services	0.8
Industrials – Electrical Equipment	0.8
Consumer Cyclicals – Construction	0.7
Industrials – Machinery	0.7
Real Estate Investment Trust – Office Industrial	0.7
Transportation	0.6
Hand/Machine Tools	0.6
Industrial Products	0.6
Software	0.6
Construction	0.5
Distribution/Wholesale	0.5
Services – Environmental	0.5
Basic Materials – Forest	0.4
Financial – Brokerage	0.4
Auto Repair	0.4
Engineering & Construction	0.4
Real Estate	0.4
Consumer Staples – Home Products	0.4
Environmental Control	0.3
Real Estate Investment Trust – Hotels	0.3
Restaurants	0.3
Investment Companies	0.2
Consumer Cyclicals – Retail Apparel	0.2

119.2
Liabilities in excess of other assets	(19.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $49,506,321:
Unaffiliated investments (cost $222,947,386)	$262,119,305
Affiliated investments (cost $62,900,401)	62,900,401
Cash	256,132
Dividends receivable	429,579
Receivable for investments sold	189,047
Receivable for fund share sold	138,418
Prepaid expenses	1,419

Total Assets	326,034,301

LIABILITIES:
Payable to broker for collateral for securities on loan	51,303,208
Payable for fund share repurchased	1,258,113
Payable for investments purchased	541,664
Advisory fees payable	121,821
Accrued expenses and other liabilities	48,113
Shareholder servicing fees payable	1,510
Affiliated transfer agent fee payable	542

Total Liabilities	53,274,971

NET ASSETS	$272,759,330

Net assets were comprised of:
Paid-in capital	$242,417,235
Retained earnings	30,342,095

Net assets, December 31, 2010	$272,759,330

Net asset value and redemption price per share, $272,759,330 / 26,128,609 outstanding shares of beneficial interest	$10.44

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income	$3,852,679
Affiliated income from securities lending, net	188,068
Affiliated dividend income	18,146

4,058,893

EXPENSES
Advisory fees	1,833,708
Shareholder servicing fees and expenses	193,022
Custodian and accounting fees	83,000
Audit fee	19,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Shareholders’ reports	8,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	2,000
Miscellaneous	6,667

Total expenses	2,174,397

NET INVESTMENT INCOME	1,884,496

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	17,040,487
Net change in unrealized appreciation (depreciation)on investments	28,253,646

NET GAIN ON INVESTMENTS	45,294,133

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$47,178,629

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$1,884,496	$928,862
Net realized gain (loss) on investment transactions	17,040,487	(11,726,285)
Net change in unrealized appreciation (depreciation) on investments	28,253,646	36,113,923

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	47,178,629	25,316,500

DISTRIBUTIONS	(930,251)	(1,274,573)

FUND SHARE TRANSACTIONS:
Fund share sold [15,711,441 and 7,065,339 shares, respectively]	142,675,688	50,114,292
Fund share issued in reinvestment of distributions [106,436 and 189,951 shares, respectively]	930,251	1,274,573
Fund share repurchased [6,957,675 and 2,897,783 shares, respectively]	(60,011,560)	(17,948,643)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	83,594,379	33,440,222

TOTAL INCREASE IN NET ASSETS	129,842,757	57,482,149
NET ASSETS:
Beginning of year	142,916,573	85,434,424

End of year	$272,759,330	$142,916,573

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 100.2%
	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS — 90.8%
AST Federated Aggressive Growth Portfolio	1,968,622	$18,229,439
AST Goldman Sachs Concentrated Growth Portfolio	2,337,352	63,949,964
AST Goldman Sachs Mid-Cap Growth Portfolio*	1,605,693	8,734,971
AST International Growth Portfolio	6,401,435	73,808,546
AST International Value Portfolio	4,509,203	70,704,308
AST Jennison Large-Cap Growth Portfolio*	3,226,037	39,035,042
AST Jennison Large-Cap Value Portfolio	4,200,420	50,237,018
AST Large-Cap Value Portfolio	14,764,097	196,657,779
AST Marsico Capital Growth Portfolio	2,768,822	53,549,015
AST MFS Growth Portfolio	6,685,145	64,377,949
AST Mid-Cap Value Portfolio	911,333	10,872,200
AST Money Market Portfolio	160,347,480	160,347,480
AST Neuberger Berman Mid-Cap Growth Portfolio*	431,739	9,221,942
AST PIMCO Total Return Bond Portfolio	10,014,188	121,772,522
AST Small-Cap Growth Portfolio	941,667	19,210,000
AST Small-Cap Value Portfolio	2,076,145	28,173,281
AST T. Rowe Price Large-Cap Growth Portfolio*	3,218,040	39,839,330
AST Value Portfolio	9,465,452	81,497,538
AST Western Asset Core Plus Bond Portfolio	5,001,675	52,567,605

TOTAL AFFILIATED MUTUAL FUNDS(w) (cost $1,082,875,274)		1,162,785,929

EXCHANGE TRADED FUNDS — 9.4%
	Shares	Value (Note 2)

iShares MSCI Emerging Markets Index Fund	384,412	$18,305,699
iShares Russell 2000 Index Fund	289,959	22,683,493
iShares S&P 500 Index Fund	110,585	13,961,356
iShares S&P Latin America 40	602,892	32,471,763
PowerShares QQQ Nasdaq 100	239,242	13,031,512
SPDR S&P 500 ETF Trust	161,458	20,308,187

TOTAL EXCHANGE TRADED FUNDS (cost $112,614,518)		120,762,010

TOTAL INVESTMENTS — 100.2% (cost $1,195,489,792)		1,283,547,939
Liabilities in excess of other assets — (0.2)%		(2,828,415)

NET ASSETS — 100.0%		$1,280,719,524

The following abbreviations are used in the Portfolio descriptions:

ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depositary Receipts

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Exchange Traded Funds	$120,762,010	$—	$—
Affiliated Mutual Funds	1,162,785,929	—	—

Total	$1,283,547,939	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Investment Type
Large/Mid-Cap Value	26.6%
Large/Mid-Cap Growth	21.7
Core Bonds	13.6
Money Market	12.5
Exchange Traded Funds	9.4
International Growth	5.8
International Value	5.5
Small-Cap Growth	2.9
Small-Cap Value	2.2

100.2
Liabilities in excess of other assets	(0.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Affiliated investments (cost $1,082,875,274)	$1,162,785,929
Unaffiliated investments (cost $112,614,518)	120,762,010
Receivable for investments sold	10,187,058
Receivable for fund share sold	2,662,441
Dividends receivable	34,642
Prepaid expenses	385

Total Assets	1,296,432,465

LIABILITIES:
Payable for investments purchased	14,706,226
Payable to custodian	465,638
Payable for fund share repurchased	341,832
Advisory fees payable	134,935
Accrued expenses and other liabilities	63,768
Affiliated transfer agent fee payable	542

Total Liabilities	15,712,941

NET ASSETS	$1,280,719,524

Net assets were comprised of:
Paid-in capital	$1,125,254,917
Retained earnings	155,464,607

Net assets, December 31, 2010	$1,280,719,524

Net asset value and redemption price per share, $1,280,719,524 / 126,574,288 outstanding shares of beneficial interest	$10.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Affiliated dividend income	$6,094,879
Unaffiliated dividend income	1,157,890

7,252,769

EXPENSES
Advisory fees	2,509,861
Custodian and accounting fees	119,000
Audit fee	24,000
Trustees’ fees	15,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Shareholders’ reports	10,000
Commitment fee on syndicated credit agreement	8,000
Legal fees and expenses	7,000
Loan interest expense (Note 7)	6,951
Insurance expenses	2,000
Miscellaneous	8,569

Total expenses	2,720,381
Less: advisory fee waiver and/or expense reimbursement	(336,620)

Net expenses	2,383,761

NET INVESTMENT INCOME	4,869,008

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $55,917,705)	65,007,332
Net capital gain distribution received (including affiliated $2,636,333)	2,636,333

67,643,665

Net change in unrealized appreciation (depreciation) on investments (including affiliated $40,550,165)	43,642,593

NET GAIN ON INVESTMENTS	111,286,258

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$116,155,266

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$4,869,008	$2,264,497
Net realized gain on investment transactions	67,643,665	7,622,651
Net change in unrealized appreciation (depreciation) on investments	43,642,593	48,316,518

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	116,155,266	58,203,666

DISTRIBUTIONS	(2,275,077)	(647,722)

FUND SHARE TRANSACTIONS:
Fund share sold [94,378,022 and 57,945,516 shares, respectively]	872,856,500	465,158,622
Fund share issued in reinvestment of distributions [257,071 and 83,041 shares, respectively]	2,275,077	647,722
Fund share repurchased [29,952,059 and 3,837,843 shares, respectively]	(260,326,239)	(25,802,601)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	614,805,338	440,003,743

TOTAL INCREASE IN NET ASSETS	728,685,527	497,559,687
NET ASSETS:
Beginning of year	552,033,997	54,474,310

End of year	$1,280,719,524	$552,033,997

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 100.2%
	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS — 92.0%
AST Federated Aggressive Growth Portfolio	1,944,836	$18,009,184
AST Goldman Sachs Concentrated Growth Portfolio	2,025,659	55,422,027
AST Goldman Sachs Mid-Cap Growth Portfolio*	1,392,463	7,574,999
AST International Growth Portfolio	8,129,187	93,729,530
AST International Value Portfolio	5,957,459	93,412,951
AST Jennison Large-Cap Growth Portfolio*	2,805,652	33,948,387
AST Jennison Large-Cap Value Portfolio	3,618,560	43,277,976
AST Large-Cap Value Portfolio	12,994,955	173,092,794
AST Marsico Capital Growth Portfolio	2,406,723	46,546,014
AST MFS Growth Portfolio	5,798,810	55,842,537
AST Mid-Cap Value Portfolio	803,252	9,582,797
AST Money Market Portfolio	260,591,843	260,591,843
AST Neuberger Berman Mid-Cap Growth Portfolio*	375,469	8,020,018
AST PIMCO Total Return Bond Portfolio	26,812,558	326,040,705
AST Small-Cap Growth Portfolio	924,559	18,861,003
AST Small-Cap Value Portfolio	3,087,607	41,898,821
AST T. Rowe Price Large-Cap Growth Portfolio*	2,796,897	34,625,585
AST Value Portfolio	8,440,793	72,675,228
AST Western Asset Core Plus Bond Portfolio	13,384,966	140,675,990

TOTAL AFFILIATED MUTUAL FUNDS(w) (cost $1,439,347,927)		1,533,828,389

EXCHANGE TRADED FUNDS — 8.2%
	Shares	Value (Note 2)

iShares MSCI Emerging Markets Index Fund	442,788	$21,085,565
iShares Russell 2000 Index Fund	274,883	21,504,097
iShares S&P 500 Index Fund	110,585	13,961,356
iShares S&P Latin America 40	748,561	40,317,496
PowerShares QQQ Nasdaq 100	277,174	15,097,668
SPDR S&P 500 ETF Trust	193,749	24,369,749

TOTAL EXCHANGE TRADED FUNDS (cost $125,854,841)		136,335,931

TOTAL INVESTMENTS — 100.2% (cost $1,565,202,768)		1,670,164,320
Liabilities in excess of other assets — (0.2)%		(3,286,941)

NET ASSETS — 100.0%		$1,666,877,379

The following abbreviations are used in the Portfolio descriptions:

ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depositary Receipts

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Exchange Traded Funds	$136,335,931	$—	$—
Affiliated Mutual Funds	1,533,828,389	—	—

Total	$1,670,164,320	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Investment Type
Core Bonds	28.0%
Large/Mid-Cap Value	18.0
Money Market	15.6
Large/Mid-Cap Growth	14.0
Exchange Traded Funds	8.2
International Growth	5.6
International Value	5.6
Small-Cap Value	2.5
Small-Cap Growth	2.2
Mid-Cap Value	0.5

100.2
Liabilities in excess of other assets	(0.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Affiliated investments (cost $1,439,347,927)	$1,533,828,389
Unaffiliated investments (cost $125,854,841)	136,335,931
Receivable for investments sold	12,222,105
Receivable for fund share sold	2,160,006
Dividends receivable	42,009
Prepaid expenses	654

Total Assets	1,684,589,094

LIABILITIES:
Payable for investments purchased	14,267,879
Payable to custodian	2,765,752
Payable for fund share repurchased	420,176
Advisory fees payable	176,742
Accrued expenses and other liabilities	80,624
Affiliated transfer agent fee payable	542

Total Liabilities	17,711,715

NET ASSETS	$1,666,877,379

Net assets were comprised of:
Paid-in capital	$1,464,221,809
Retained earnings	202,655,570

Net assets, December 31, 2010	$1,666,877,379

Net asset value and redemption price per share, $1,666,877,379 / 157,930,174 outstanding shares of beneficial interest	$10.55

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Affiliated dividend income	$10,495,894
Unaffiliated dividend income	1,319,204

11,815,098

EXPENSES
Advisory fees	3,552,195
Custodian and accounting fees	158,000
Audit fee	24,000
Trustees’ fees	19,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Shareholders’ reports	10,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	9,000
Insurance expenses	4,000
Loan interest expense (Note 7)	2,515
Miscellaneous	8,294

Total expenses	3,806,004
Less: advisory fee waiver and/or expense reimbursement	(684,065)

Net expenses	3,121,939

NET INVESTMENT INCOME	8,693,159

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions (including affilated $71,691,909)	84,460,424
Net capital gain distribution received (including affiliated $5,970,691)	5,970,691

90,431,115

Net change in unrealized appreciation (depreciation) on investments (including affiliated $43,369,813)	45,109,779

NET GAIN ON INVESTMENTS	135,540,894

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$144,234,053

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$8,693,159	$5,175,197
Net realized gain on investment transactions	90,431,115	11,575,175
Net change in unrealized appreciation (depreciation) on investments	45,109,779	63,912,610

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	144,234,053	80,662,982

DISTRIBUTIONS	(5,185,046)	(751,054)

FUND SHARE TRANSACTIONS:
Fund share sold [86,502,107 and 75,896,405 shares, respectively]	848,994,044	655,053,134
Fund share issued in reinvestment of distributions [547,523 and 88,777 shares, respectively]	5,185,046	751,054
Fund share repurchased [13,766,202 and 4,305,070 shares, respectively]	(130,482,815)	(31,693,644)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	723,696,275	624,110,544

TOTAL INCREASE IN NET ASSETS	862,745,282	704,022,472
NET ASSETS:
Beginning of year	804,132,097	100,109,625

End of year	$1,666,877,379	$804,132,097

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST INVESTMENT GRADE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 95.9% ASSET-BACKED SECURITIES — 12.7%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities — 7.9%
ARES CLO Funds (Cayman Islands), Ser. 2005-9A, Class A1A, 144A(a)	Aa3	0.559%	04/20/17	$22,151	$20,711,160
ARES CLO Funds (Cayman Islands), Ser. 2005-10A, Class A3, 144A(a)	Aa3	0.544%	09/18/17	1,305	1,231,916
BA Credit Card Trust, Ser. 2006-C5, Class C5(a)	A3	0.660%	01/15/16	5,000	4,823,647
Bank One Issuance Trust, Ser. 2004-C2, Class C2(a)	Baa2	1.060%	02/15/17	3,000	2,929,388
BlackRock Senior Income Series Corp. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(a)	Aa2	0.538%	05/25/17	1,379	1,296,114
Chase Issuance Trust, Ser. 2006-C4, Class C4(a)	Baa2	0.550%	01/15/14	1,000	994,405
First CLO Ltd. (Cayman Islands), Ser. 2004-1A1, Class A1, 144A(a)	Aaa	0.638%	07/27/16	1,237	1,191,740
Gulf Stream Compass CLO Ltd. (Cayman Islands), Ser. 2004-1A, Class A, 144A(a)	Aa2	0.649%	07/15/16	269	260,372
Landmark CDO Ltd. (Cayman Islands), Ser. 2006-8A, Class A1, 144A(a)	Aaa	0.529%	10/19/20	967	904,379
MBNA Credit Card Master Note Trust, Ser. 2002-C3, Class C3(a)	A3	1.610%	10/15/14	1,500	1,494,080
MBNA Credit Card Master Note Trust, Ser. 2004-C2, Class C2(a)	A3	1.160%	11/15/16	1,500	1,452,046
MBNA Credit Card Master Note Trust, Ser. 2006-C1, Class C1(a)	A3	0.680%	07/15/15	7,000	6,808,975
Velocity CLO Ltd. (Cayman Islands), Ser. 2004-1A, Class A, 144A(a)	Aaa	0.634%	08/22/16	1,155	1,089,122

					45,187,344

Residential Mortgage-Backed Securities — 4.8%
ACE Securities Corp., Ser. 2004-IN1, Class A1(a)	Aaa	0.581%	05/25/34	1,649	1,378,334
Ameriquest Mortgage Securities, Inc., Ser. 2004-R8, Class M1(a)	Aa1	0.901%	09/25/34	2,000	1,678,186
Asset Backed Securities Corp. Home Equity, Ser. 2004-HE6, Class A2(a)	Aaa	0.621%	09/25/34	1,942	1,703,234
Citigroup Mortgage Loan Trust, Inc., Ser. 2004-OPT1, Class A2(a)	Aaa	0.621%	10/25/34	438	398,013
Countrywide Asset-Backed Certificates, Ser. 2004-6, Class 2A5(a)	Aaa	0.651%	11/25/34	1,742	1,535,534
Countrywide Asset-Backed Certificates, Ser. 2004-ECC2, Class M1(a)	Aa1	1.161%	12/25/34	3,191	3,038,986
Credit-Based Asset Servicing and Securitization LLC, Ser. 2005-CB4, Class AF2	Aaa	4.751%	08/25/35	160	160,026
Fieldstone Mortgage Investment Corp., Ser. 2005-1, Class M3(a)	Aaa	1.071%	03/25/35	622	621,409
GSAMP Trust, Ser. 2005-WMC1, Class A4(a)	Aa1	0.641%	09/25/35	1,632	1,592,555
Home Equity Asset Trust, Ser. 2005-5, Class 2A2(a)	Aaa	0.511%	11/25/35	770	760,847
HSBC Home Equity Loan Trust, Ser. 2005-3, Class M1(a)	Aa1	0.681%	01/20/35	1,856	1,672,203
HSBC Home Equity Loan Trust, Ser. 2007-3, Class A1(a)	Aaa	1.061%	11/20/36	2,286	2,286,757
Mastr Asset Backed Securities Trust, Ser. 2004-OPT2, Class A2(a)	Aaa	0.611%	09/25/34	759	618,697
Mastr Asset Backed Securities Trust, Ser. 2005-NC1, Class M1(a)	Aa1	0.741%	12/25/34	2,360	1,919,501
Morgan Stanley ABS Capital I, Ser. 2002-HE3, Class A2(a)	Aaa	1.341%	03/25/33	426	388,841
Morgan Stanley ABS Capital I, Ser. 2004-HE4, Class M1(a)	Aa2	0.861%	05/25/34	6,982	5,531,993
Morgan Stanley ABS Capital I, Ser. 2004-NC5, Class M1(a)	Aa2	0.861%	05/25/34	1,958	1,464,975
Option One Mortgage Loan Trust, Ser. 2003-3, Class A1(a)	Aaa	0.841%	06/25/33	833	705,219
Popular ABS Mortgage Pass-Through Trust, Ser. 2005-3, Class AF3(a)	Aaa	4.437%	07/25/35	207	207,613

					27,662,923

TOTAL ASSET-BACKED SECURITIES (cost $62,390,928)					72,850,267

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.2%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banc of America Commercial Mortgage, Inc., Ser. 2006-1, Class A2(a)	Aaa	5.334%	09/10/45	$1,475	$1,479,203
Bear Stearns Commercial Mortgage Securities, Ser. 2005-PW10, Class A3	AAA(b)	5.395%	12/11/40	2,000	2,060,585
Bear Stearns Commercial Mortgage Securities, Ser. 2005-PWR8, Class A3	Aaa	4.550%	06/11/41	1,653	1,687,760
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW13, Class A2	AAA(b)	5.426%	09/11/41	2,295	2,341,839
Bear Stearns Commercial Mortgage Securities, Ser. 2007-T26, Class A2	AAA(b)	5.330%	01/12/45	2,000	2,064,348
Citigroup Commercial Mortgage Trust, Ser. 2006-C4, Class ASB(a)	Aaa	5.728%	03/15/49	2,000	2,143,996
Commercial Mortgage Pass-Through Certificates, Ser. 2005-C6, Class A3	Aaa	5.144%	06/10/44	5,000	5,189,041
Commercial Mortgage Pass-Through Certificates, Ser. 2007-C9, Class A2(a)	Aaa	5.811%	12/10/49	2,000	2,074,608
Federal Home Loan Mortgage Corp., Ser. 2009-K004, Class A3	NR	4.241%	08/25/19	1,400	1,417,992
GE Capital Commercial Mortgage Corp., Ser. 2007-C1, Class A2	Aaa	5.417%	12/10/49	7,175	7,318,413
Greenwich Capital Commercial Funding Corp., Ser. 2006-GG7, Class A3(a)	Aaa	5.883%	07/10/38	6,310	6,648,332
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2004-CBX, Class A5	Aaa	4.654%	01/12/37	6,219	6,446,356
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-CB13, Class A3A1(a)	Aaa	5.281%	01/12/43	10,000	10,405,392
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A3A, 144A(a)	Aaa	5.491%	12/12/44	3,790	3,914,557
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP8, Class A3A	Aaa	5.388%	05/15/45	10,000	10,446,989
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A2(a)	Aaa	5.802%	06/15/49	4,175	4,323,771
LB-UBS Commercial Mortgage Trust, Ser. 2006-C6, Class A2	Aaa	5.262%	09/15/39	1,500	1,520,325
LB-UBS Commercial Mortgage Trust, Ser. 2007-C2, Class A2	AAA(b)	5.303%	02/15/40	1,915	1,967,879
LB-UBS Commercial Mortgage Trust, Ser. 2007-C7, Class A2	AAA(b)	5.588%	09/15/45	2,000	2,061,256
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C28, Class A2	Aaa	5.500%	10/15/48	1,410	1,434,407
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C33, Class A2(a)	Aaa	5.858%	02/15/51	9,729	10,117,503

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $76,437,929)					87,064,552

CORPORATE BONDS — 56.3%
Aerospace & Defense — 0.1%
L-3 Communications Corp., Gtd. Notes	Baa3	4.750%	07/15/20	700	687,737

Airlines — 1.0%
American Airlines, Pass-thru Certs., Ser. 2009-1A	Baa3	10.375%	07/02/19	2,495	2,944,349
Continental Airlines, Inc., Pass-thru Certs., Ser. A	Baa2	4.750%	01/12/21	260	260,000
Continental Airlines, Inc., Pass-thru Certs., Ser. A	Baa1	5.983%	04/19/22	1,785	1,882,700
Delta Air Lines, Inc., Pass-thru Certs.	Baa2	6.200%	07/02/18	800	850,000

					5,937,049

Automotive — 0.1%
Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN	Baa1	5.750%	12/15/14	500	525,459

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking — 12.5%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	$1,250	$1,555,264
Bank of America Corp., Sr. Unsec’d. Notes(c)	A2	5.375%	08/15/11	1,500	1,541,946
Bank of America Corp., Sr. Unsec’d. Notes, Ser. L, MTN	A2	5.650%	05/01/18	1,000	1,021,772
Bank of America Corp., Sr. Unsec’d. Notes(c)	A2	6.000%	09/01/17	7,200	7,545,636
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	6.750%	05/22/19	3,250	3,670,894
Bear Stearns Cos. LLC. (The), Sr. Unsec’d. Notes(c)	Aa3	7.250%	02/01/18	3,500	4,147,717
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	7.375%	05/23/14	4,900	5,575,862
Citigroup, Inc., Sr. Unsec’d. Notes(c)	A3	6.125%	05/15/18	4,750	5,203,753
Credit Suisse (Switzerland), Sub. Notes	Aa2	6.000%	02/15/18	1,000	1,072,294
Discover Bank, Sub. Notes	Ba1	7.000%	04/15/20	1,665	1,789,945
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.150%	04/01/18	5,500	6,056,562
HSBC Bank PLC (United Kingdom), Sr. Notes, 144A	Aa2	3.500%	06/28/15	2,220	2,275,733
JPMorgan Chase & Co., Sr. Unsec’d. Notes(c)	Aa3	6.000%	01/15/18	2,500	2,791,865
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes., 144A, MTN	Aa3	5.800%	01/13/20	1,000	987,365
Morgan Stanley, Sr. Unsec’d. Notes, Ser. E(c)	A2	5.450%	01/09/17	10,000	10,370,160
PNC Funding Corp., Gtd. Notes	A3	6.700%	06/10/19	2,130	2,452,346
Royal Bank of Scotland Group PLC (United Kingdom), Gtd. Notes, Ser. 2	Aa3	3.400%	08/23/13	3,000	3,030,471
UBS AG (Switzerland), MTN(c)	Aa3	3.875%	01/15/15	5,000	5,153,110
Wachovia Corp., Sr. Unsec’d. Notes, MTN	A1	5.750%	02/01/18	4,650	5,162,904

					71,405,599

Building Materials & Construction — 0.2%
CRH America, Inc., Gtd. Notes	Baa1	8.125%	07/15/18	1,000	1,155,902

Cable — 2.5%
Charter Communications Operating LLC, Sec’d. Notes, 144A	B1	8.000%	04/30/12	2,000	2,100,000
Comcast Corp., Gtd. Notes(d)	Baa1	5.150%	03/01/20	3,000	3,151,032
DIRECTV Holdings LLC, Gtd. Notes	Baa2	3.550%	03/15/15	1,385	1,407,053
DIRECTV Holdings LLC, Gtd. Notes	Baa2	4.750%	10/01/14	4,070	4,337,635
Time Warner Cable, Inc., Gtd. Notes	Baa2	8.750%	02/14/19	2,525	3,212,982

					14,208,702

Capital Goods — 0.7%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,777,259; purchased 06/24/10)(e)(f)	Baa1	2.750%	07/01/13	1,780	1,811,786
Waste Management, Inc., Gtd. Notes	Baa3	7.375%	03/11/19	2,000	2,420,202

					4,231,988

Chemicals — 1.2%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	8.550%	05/15/19	2,600	3,258,445
INVISTA, Gtd. Notes, 144A (original cost $313,524; purchased 03/10/10)(e)(f)	Ba3	9.250%	05/01/12	307	312,373
Lubrizol Corp., Sr. Unsec’d. Notes	Baa1	8.875%	02/01/19	1,750	2,202,298
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes	B1	6.500%	01/15/12	925	959,687

					6,732,803

Electric — 0.9%
Consumers Energy Co., First Mtge. Bonds	A3	6.125%	03/15/19	1,000	1,146,934
E.ON International Finance BV (Netherlands), Gtd. Notes, 144A	A2	5.800%	04/30/18	500	564,946
Indiana Michigan Power Co., Sr. Unsec’d. Notes	Baa2	7.000%	03/15/19	2,000	2,361,434
TransAlta Corp. (Canada), Sr. Unsec’d. Notes	Baa2	4.750%	01/15/15	1,200	1,269,245

					5,342,559

Energy – Integrated — 1.0%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	925	922,770
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	5.250%	11/07/13	1,550	1,678,670
Petro-Canada (Canada), Sr. Unsec’d. Notes	Baa2	6.050%	05/15/18	650	738,506
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	2,470	2,521,801

					5,861,747

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Energy – Other — 1.3%
Kerr-McGee Corp., Gtd. Notes	Ba1	6.950%	07/01/24	$2,000	$2,173,962
Nabors Industries, Inc., Gtd. Notes	Baa2	6.150%	02/15/18	2,500	2,668,387
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	7.000%	03/15/38	500	536,329
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	9.625%	03/01/19	1,300	1,668,143
Weatherford International, Inc., Gtd. Notes	Baa2	6.350%	06/15/17	500	554,872

					7,601,693

Foods — 2.4%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	7.750%	01/15/19	2,750	3,421,957
Delhaize Group (Belgium), Gtd. Notes	Baa3	6.500%	06/15/17	1,000	1,133,673
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	5.750%	10/23/17	3,500	3,969,738
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.700%	02/15/17	750	843,483
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	3,400	3,659,315
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	A2	5.350%	03/01/18	750	841,508

					13,869,674

Healthcare & Pharmaceutical — 3.5%
Abbott Laboratories, Sr. Unsec’d. Notes(c)	A1	5.600%	11/30/17	3,000	3,429,927
CareFusion Corp., Sr. Unsec’d. Notes	Baa3	5.125%	08/01/14	4,500	4,864,234
McKesson Corp., Sr. Unsec’d. Notes	Baa2	6.500%	02/15/14	6,000	6,740,874
Merck & Co., Inc., Sr. Unsec’d. Notes(c)	Aa3	6.000%	09/15/17	3,000	3,505,761
Wyeth, Gtd. Notes	A1	5.450%	04/01/17	1,200	1,355,813

					19,896,609

Healthcare Insurance — 1.8%
Aetna, Inc., Sr. Unsec’d. Notes(c)	Baa1	6.500%	09/15/18	2,652	3,054,682
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Ba1	5.875%	01/15/12	1,500	1,552,452
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Ba1	6.300%	08/15/14	1,000	1,055,934
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.000%	02/15/18	2,600	2,951,380
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	7.000%	02/15/19	1,500	1,765,704

					10,380,152

Insurance — 3.9%
Allstate Corp. (The), Sr. Unsec’d. Notes	A3	7.450%	05/16/19	1,105	1,341,084
American International Group, Inc., Sr. Unsec’d. Notes	A3	6.400%	12/15/20	875	918,058
American International Group, Inc., Sr. Unsec’d. Notes	A3	8.250%	08/15/18	750	864,050
AON Corp., Sr. Unsec’d. Notes	Baa2	3.500%	09/30/15	1,100	1,100,542
Axis Capital Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes(c)	Baa1	5.750%	12/01/14	3,750	3,987,608
Chubb Corp., Sr. Unsec’d. Notes(c)	A2	5.750%	05/15/18	750	833,302
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa2	7.250%	09/01/12	1,000	1,061,233
Lincoln National Corp., Sr. Unsec’d. Notes(d)	Baa2	4.300%	06/15/15	1,335	1,375,230
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	8.750%	07/01/19	2,305	2,883,205
Pacific Lifecorp, Sr. Notes, 144A (original cost $1,489,545; purchased 02/04/10)(f)	Baa1	6.000%	02/10/20	1,500	1,576,492
WR Berkley Corp., Sr. Unsec’d. Notes	Baa2	5.375%	09/15/20	515	502,622
XL Capital Finance Europe PLC (United Kingdom), Gtd. Notes	Baa2	6.500%	01/15/12	5,500	5,681,049

					22,124,475

Media & Entertainment — 3.3%
CBS Corp., Gtd. Notes	Baa3	8.875%	05/15/19	1,650	2,075,835
Gannett Co., Inc., Sr. Unsec’d. Notes(d)	Ba2	5.750%	06/01/11	1,700	1,721,250
Gannett Co., Inc., Sr. Unsec’d. Notes	Ba2	6.375%	04/01/12	4,000	4,120,000
NBC Universal, Inc., Sr. Unsec’d. Notes, 144A	Baa2	4.375%	04/01/21	1,990	1,931,508
News America, Inc., Gtd. Notes	Baa1	6.150%	03/01/37	425	443,098
News America, Inc., Gtd. Notes	Baa1	6.900%	03/01/19	2,000	2,396,164
RR Donnelley & Sons Co., Sr. Unsec’d. Notes(d)	Baa3	8.600%	08/15/16	3,000	3,445,941
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	1,500	1,562,181
Viacom, Inc., Sr. Unsec’d. Notes(d)	Baa1	5.625%	09/15/19	1,290	1,433,274

					19,129,251

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Metals & Mining — 3.1%
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	Baa1	2.150%	09/27/13	$1,925	$1,941,551
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	6.125%	06/01/18	3,250	3,462,833
Nucor Corp., Sr. Unsec’d. Notes	A2	5.850%	06/01/18	650	733,313
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	9.000%	05/01/19	2,150	2,887,549
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	1,015	1,029,602
United States Steel Corp., Sr. Unsec’d. Notes	Ba2	5.650%	06/01/13	3,000	3,105,000
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes(d)	Baa2	5.625%	09/15/19	2,500	2,662,753
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	5.800%	11/15/16	1,600	1,755,102

					17,577,703

Non-Captive Finance — 2.0%
Ally Financial, Inc., Gtd. Notes	B3	7.250%	03/02/11	1,315	1,321,575
GATX Corp., Sr. Unsec’d. Notes	Baa1	4.750%	10/01/12	2,450	2,566,446
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN(c)	Aa2	6.000%	08/07/19	5,000	5,562,955
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.000%	03/25/20	1,770	1,794,612

					11,245,588

Paper — 1.0%
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.500%	08/15/21	2,050	2,421,386
MeadWestvaco Corp., Sr. Unsec’d. Notes	Ba1	7.375%	09/01/19	3,000	3,163,839

					5,585,225

Pipelines & Other — 1.2%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa2	8.500%	03/15/19	2,735	3,423,553
Plains All American Pipeline LP, Gtd. Notes	Baa3	8.750%	05/01/19	1,020	1,265,815
Spectra Energy Capital LLC, Gtd. Notes	Baa2	6.200%	04/15/18	1,750	1,943,662

					6,633,030

Railroads — 0.4%
CSX Corp., Sr. Unsec’d. Notes	Baa3	7.900%	05/01/17	1,923	2,340,797

Real Estate Investment Trusts — 0.8%
Duke Realty LP, Sr. Unsec’d. Notes	Baa2	6.250%	05/15/13	2,550	2,740,141
Hospitality Properties Trust, Sr. Unsec’d. Notes	Baa2	7.875%	08/15/14	500	553,045
ProLogis, Sr. Unsec’d. Notes	Baa2	6.875%	03/15/20	120	127,407
Realty Income Corp., Sr. Unsec’d. Notes	Baa1	5.375%	03/15/13	1,225	1,288,143

					4,708,736

Retailers — 2.6%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	06/01/17	1,100	1,223,915
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.125%	08/15/16	3,000	3,403,749
GameStop Corp./GameStop, Inc., Gtd. Notes	Ba1	8.000%	10/01/12	1,190	1,216,775
Kohl’s Corp., Sr. Unsec’d. Notes	Baa1	6.250%	12/15/17	2,375	2,740,166
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba1	7.450%	10/15/16	5,765	6,327,087

					14,911,692

Technology — 2.0%
CA, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	12/01/19	2,000	2,067,780
Fiserv, Inc., Gtd. Notes	Baa2	3.125%	10/01/15	1,585	1,569,438
International Business Machines Corp., Sr. Unsec’d. Notes(c)	Aa3	7.625%	10/15/18	3,300	4,200,765
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15	1,040	1,088,218
Xerox Corp., Sr. Unsec’d. Notes	Baa2	6.750%	02/01/17	1,925	2,224,307

					11,150,508

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (Continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Telecommunications — 5.1%
AT&T, Inc., Sr. Unsec’d. Notes(c)	A2	5.600%	05/15/18	$1,530	$1,707,088
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	5.150%	01/15/13	1,000	1,064,653
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes(c)	A2	8.500%	11/15/18	3,000	3,925,650
Embarq Corp., Sr. Unsec’d. Notes (original cost $6,932,400; purchased 02/03/09-08/04/09)(e)(f)	Baa3	7.082%	06/01/16	7,140	7,896,183
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	6.250%	01/15/13	5,000	5,275,000
Qwest Corp., Sr. Unsec’d. Notes(a)	Baa3	3.552%	06/15/13	2,000	2,090,000
Qwest Corp., Sr. Unsec’d. Notes	Baa3	8.875%	03/15/12	2,000	2,162,500
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	6.999%	06/04/18	1,000	1,058,827
TELUS Corp. (Canada), Sr. Unsec’d. Notes	Baa1	8.000%	06/01/11	292	299,963
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	5.625%	02/27/17	3,500	3,907,215

					29,387,079

Tobacco — 1.7%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	4,110	5,422,019
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%	06/23/19	1,315	1,463,240
Reynolds American, Inc., Gtd. Notes	Baa3	7.625%	06/01/16	2,500	2,905,562

					9,790,821

TOTAL CORPORATE BONDS (cost $292,040,896)					322,422,578

FOREIGN AGENCIES — 1.3%
Commonwealth Bank of Australia (Australia), 144A	Aaa	2.700%	11/25/14	3,775	3,895,547
Korea Development Bank (South Korea)	A1	8.000%	01/23/14	3,000	3,424,500

TOTAL FOREIGN AGENCIES (cost $6,977,138)					7,320,047

MUNICIPAL BONDS — 3.4%
Central Puget Sound Regional Transit Authority, Build America Bonds	Aa2	5.491%	11/01/39	1,000	998,620
City of New York NY, Build America Bonds	Aa2	5.968%	03/01/36	1,250	1,247,450
East Bay Municipal Utility District, Build America Bonds	Aa1	5.874%	06/01/40	800	797,064
Los Angeles Unified School District, Build America Bonds	Aa2	6.758%	07/01/34	1,000	1,045,700
Massachusetts State Water Pollution Abatement, Build America Bonds	Aaa	5.192%	08/01/40	1,400	1,370,852
New York City Municipal Water Finance Authority, Build America Bonds	Aa2	6.011%	06/15/42	2,010	2,050,381
Ohio State University (The), Revenue Bonds, Build America Bonds	Aa1	4.910%	06/01/40	1,300	1,184,183
Ohio State Water Development Authority, Revenue Bonds, Build America Bonds	Aaa	4.879%	12/01/34	800	761,240
Oregon State Department of Transportation, Build America Bonds	Aa2	5.834%	11/15/34	500	512,600
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B, Build America Bonds	Aa3	5.511%	12/01/45	1,800	1,629,702
San Francisco City & County Public Utilities Commission, Build America Bonds	Aa2	6.000%	11/01/40	2,000	1,893,960
State of California, Build America Bonds(d)	A1	7.625%	03/01/40	800	843,128
State of California, Taxable Var. Purp. 3. GO	A1	5.950%	04/01/16	2,500	2,644,875
State of Washington, Build America Bonds	Aa1	5.090%	08/01/33	1,155	1,132,685
Texas State Transportation Commission, Revenue Bonds, Ser. B, Build America Bonds	Aaa	5.028%	04/01/26	1,500	1,479,150

TOTAL MUNICIPAL BONDS (cost $19,850,383)					19,591,590

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SOVEREIGN — 1.0%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Brazilian Government International (Brazil), Ser. A	Baa3	8.000%	01/15/18	$833	$975,000
Israel Government International Bonds (Israel)	A1	5.125%	03/26/19	3,000	3,220,683
Republic of Korea (South Korea)	A1	7.125%	04/16/19	1,500	1,786,361

TOTAL SOVEREIGN (cost $5,538,677)					5,982,044

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.3%
Residual Funding – Strip(g)		4.450%	07/15/20	1,643	1,148,178
Residual Funding – Strip(g)		4.640%	01/15/21	1,500	1,018,779
Tennessee Valley Authority		5.250%	09/15/39	4,755	5,027,062

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $6,673,240)					7,194,019

U.S. TREASURY OBLIGATIONS — 4.7%
U.S. Treasury Bonds(d)(h)		3.875%	08/15/40	785	723,059
U.S. Treasury Notes(d)		0.750%	12/15/13	22,535	22,374,799
U.S. Treasury Notes(h)		1.125%	12/15/11	3,000	3,022,617
U.S. Treasury Notes		2.125%	12/31/15	445	447,364
U.S. Treasury Notes(d)		2.625%	11/15/20	570	537,670

TOTAL U.S. TREASURY OBLIGATIONS (cost $27,140,137)					27,105,509

TOTAL LONG-TERM INVESTMENTS (cost $497,049,328)					549,530,606

				Shares
SHORT-TERM INVESTMENT — 7.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $44,241,735; includes $34,776,383 of cash collateral received for securities on loan)(Note 4)(i)(j)				44,241,735	44,241,735

TOTAL INVESTMENTS(k) — 103.6% (cost $541,291,063)					593,772,341
Liabilities in excess of other assets(l) — (3.6)%					(20,674,867)

NET ASSETS — 100.0%					$573,097,474

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
GO	General Obligation
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2010.

(b)	Standard & Poor’s Rating.

(c)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(d)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $34,145,475; cash collateral of $34,776,383 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(e)	Indicates a security that has been deemed illiquid.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $10,512,728. The aggregate value of $11,596,834 is approximately 2.0% of net assets.

(g)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(h)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(i)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(j)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

(k)	As of December 31, 2010, 4 securities representing $4,808,892 and 0.8% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(l)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on financial futures contracts, interest rate and credit default swap agreements as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)
Long Positions:
49	2 Year U.S. Treasury Notes	Mar. 2011	$10,719,675	$10,726,406	$6,731
418	5 Year U.S. Treasury Notes	Mar. 2011	49,660,879	49,206,437	(454,442)
1,367	10 Year U.S. Treasury Notes	Mar. 2011	168,364,870	164,638,062	(3,726,808)

					(4,174,519)

Short Positions:
7	U.S. Long Bond	Mar. 2011	860,259	854,875	5,384
7	U.S. Ultra Bond	Mar. 2011	897,946	889,656	8,290

					13,674

					$(4,160,845)

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(1)	06/01/15	$35,000	2.413%	3 month LIBOR	$800,252	$—	$800,252
Barclays Bank PLC(1)	11/24/18	23,500	3.265%	3 month LIBOR	503,616	—	503,616
Barclays Bank PLC(1)	03/04/19	47,000	3.228%	3 month LIBOR	1,062,646	—	1,062,646
Barclays Bank PLC(1)	06/11/20	39,000	3.300%	3 month LIBOR	130,863	—	130,863
Barclays Bank PLC(1)	07/06/20	8,000	3.030%	3 month LIBOR	(63,500)	—	(63,500)
Barclays Bank PLC(1)	08/11/20	103,925	2.828%	3 month LIBOR	(3,113,443)	—	(3,113,443)
Citibank NA(1)	10/17/13	30,500	4.173%	3 month LIBOR	2,783,580	—	2,783,580
Citibank NA(1)	10/20/18	33,000	4.500%	3 month LIBOR	3,832,998	—	3,832,998
Citibank NA(1)	03/02/19	40,000	3.290%	3 month LIBOR	1,103,632	—	1,103,632
Citibank NA(1)	06/01/19	65,500	3.855%	3 month LIBOR	3,909,507	—	3,909,507
Citibank NA(1)	08/10/20	16,800	2.834%	3 month LIBOR	(492,817)	—	(492,817)
Citibank NA(1)	08/24/20	42,000	2.595%	3 month LIBOR	(2,187,419)	—	(2,187,419)
Citibank NA(1)	12/31/20	2,800	3.409%	3 month LIBOR	12,918	—	12,918
Deutsche Bank AG(1)	10/10/13	96,000	3.500%	3 month LIBOR	6,836,872	—	6,836,872
Deutsche Bank AG(1)	11/30/13	116,100	2.794%	3 month LIBOR	5,537,238	—	5,537,238
Deutsche Bank AG(1)	06/23/19	18,500	4.156%	3 month LIBOR	1,483,778	—	1,483,778
JPMorgan Chase Bank(1)	10/02/13	173,000	3.889%	3 month LIBOR	14,488,964	—	14,488,964
JPMorgan Chase Bank(1)	10/07/13	21,750	3.868%	3 month LIBOR	1,800,799	—	1,800,799
JPMorgan Chase Bank(1)	01/30/16	58,500	2.480%	3 month LIBOR	1,391,149	—	1,391,149
JPMorgan Chase Bank(1)	10/29/18	45,000	4.110%	3 month LIBOR	3,901,610	—	3,901,610
JPMorgan Chase Bank(1)	01/20/19	37,500	2.350%	3 month LIBOR	(1,526,584)	—	(1,526,584)
JPMorgan Chase Bank(1)	03/06/19	28,000	3.248%	3 month LIBOR	669,938	—	669,938
JPMorgan Chase Bank(1)	03/09/19	30,000	3.180%	3 month LIBOR	548,484	—	548,484
Merrill Lynch Capital Services, Inc.(1)	11/25/15	72,300	3.198%	3 month LIBOR	3,859,498	—	3,859,498
Merrill Lynch Capital Services, Inc.(1)	02/03/16	27,500	2.725%	3 month LIBOR	993,450	—	993,450

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest rate swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Merrill Lynch Capital Services, Inc.(1)	06/16/18	$1,600	4.915%	3 month LIBOR	$222,922	$—	$222,922
Merrill Lynch Capital Services, Inc.(1)	09/18/18	23,000	3.950%	3 month LIBOR	1,851,358	—	1,851,358
Merrill Lynch Capital Services, Inc.(1)	09/22/18	75,000	4.135%	3 month LIBOR	7,016,713	—	7,016,713
Merrill Lynch Capital Services, Inc.(1)	10/02/18	97,000	4.324%	3 month LIBOR	10,233,115	—	10,233,115
Merrill Lynch Capital Services, Inc.(1)	10/14/18	140,000	4.445%	3 month LIBOR	15,802,073	—	15,802,073
Morgan Stanley Capital Services(1)	08/10/20	8,400	2.833%	3 month LIBOR	(246,982)	—	(246,982)
Royal Bank of Scotland(1)	02/04/16	55,000	2.755%	3 month LIBOR	2,068,026	—	2,068,026
Royal Bank of Scotland(1)	10/09/18	29,000	4.145%	3 month LIBOR	2,653,900	—	2,653,900
Barclays Bank PLC(2)	11/30/14	250,000	2.077%	3 month LIBOR	(4,084,506)	—	(4,084,506)
Barclays Bank PLC(2)	05/01/16	117,000	2.848%	3 month LIBOR	(3,793,869)	—	(3,793,869)
Barclays Bank PLC(2)	08/16/20	64,955	2.751%	3 month LIBOR	2,427,249	—	2,427,249
Barclays Bank PLC(2)	12/18/39	6,000	4.340%	3 month LIBOR	(254,979)	—	(254,979)
Citibank NA(2)	05/15/16	112,000	3.530%	3 month LIBOR	(7,473,919)	—	(7,473,919)
Citibank NA(2)	10/21/18	16,000	4.523%	3 month LIBOR	(1,883,000)	—	(1,883,000)
Citibank NA(2)	11/07/18	68,000	4.138%	3 month LIBOR	(5,940,406)	—	(5,940,406)
Citibank NA(2)	12/11/18	38,000	2.984%	3 month LIBOR	36,791	—	36,791
Citibank NA(2)	07/16/20	9,290	3.115%	3 month LIBOR	13,752	—	13,752
Citibank NA(2)	07/19/20	17,420	3.001%	3 month LIBOR	209,130	—	209,130
Deutsche Bank AG(2)	05/07/19	36,000	3.320%	3 month LIBOR	(775,554)	—	(775,554)
Deutsche Bank AG(2)	07/13/19	75,000	3.547%	3 month LIBOR	(3,604,819)	—	(3,604,819)
Deutsche Bank AG(2)	11/15/19	16,817	4.546%	3 month LIBOR	(3,526,566)	—	(3,526,566)
Deutsche Bank AG(2)	05/15/20	27,616	4.246%	3 month LIBOR	(4,590,531)	—	(4,590,531)
Deutsche Bank AG(2)	05/15/21	26,502	4.419%	3 month LIBOR	(4,806,389)	—	(4,806,389)
Deutsche Bank AG(2)	05/15/21	26,415	4.446%	3 month LIBOR	(4,894,706)	—	(4,894,706)
JPMorgan Chase Bank(2)	12/10/11	22,300	2.335%	3 month LIBOR	(429,319)	—	(429,319)
JPMorgan Chase Bank(2)	09/23/13	76,000	4.035%	3 month LIBOR	(6,792,533)	—	(6,792,533)
JPMorgan Chase Bank(2)	09/24/13	181,000	4.113%	3 month LIBOR	(16,580,103)	—	(16,580,103)
JPMorgan Chase Bank(2)	10/27/13	135,640	3.535%	3 month LIBOR	(9,734,642)	—	(9,734,642)
JPMorgan Chase Bank(2)	12/08/18	20,250	2.900%	3 month LIBOR	138,973	—	138,973
JPMorgan Chase Bank(2)	12/12/18	11,500	2.960%	3 month LIBOR	32,401	—	32,401
Merrill Lynch Capital Services, Inc.(2)	12/15/11	24,250	2.071%	3 month LIBOR	(399,693)	—	(399,693)
Merrill Lynch Capital Services, Inc.(2)	01/12/19	150,000	2.560%	3 month LIBOR	3,532,872	—	3,532,872
Morgan Stanley Capital Services(2)	03/18/12	90,000	2.023%	3 month LIBOR	(2,185,439)	—	(2,185,439)
Morgan Stanley Capital Services(2)	03/27/14	49,275	2.385%	3 month LIBOR	(1,911,006)	—	(1,911,006)
Morgan Stanley Capital Services(2)	03/17/19	110,000	3.113%	3 month LIBOR	(1,340,546)	—	(1,340,546)
Morgan Stanley Capital Services(2)	07/23/20	14,585	2.890%	3 month LIBOR	324,662	—	324,662
Royal Bank of Scotland(2)	01/07/14	30,500	2.314%	3 month LIBOR	(1,273,131)	—	(1,273,131)

					$8,309,328	$—	$8,309,328

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues—Buy Protection(1):
Citibank NA	03/20/12	$3,000	5.000%	XL Group PLC., 5.250%, 09/15/14	$(167,163)	$(159,301)	$(7,862)
Credit Suisse International	12/20/12	2,450	1.000%	GATX Financial Corp., 5.500%, 02/15/12	(10,296)	26,615	(36,911)
Credit Suisse International	06/20/14	3,000	1.000%	Centex Corp., 5.250%, 06/15/15	95,525	(19,129)	114,654
Credit Suisse International	06/20/16	3,000	1.000%	Embarq Corp., 7.082%, 06/01/16	29,517	(84,574)	114,091
Deutsche Bank AG	03/20/12	3,000	5.000%	Gannett Co., Inc., 6.375%, 04/01/12	(171,472)	(75,728)	(95,744)
Deutsche Bank AG	12/20/12	2,000	1.000%	Frontier Communications Corp., 6.250%, 01/15/13	(8,352)	101,006	(109,358)
Deutsche Bank AG	12/20/12	3,000	1.000%	Frontier Communications Corp., 6.250%, 01/15/13	(12,528)	136,654	(149,182)
Deutsche Bank AG	06/20/13	3,000	1.000%	US Steel Corp., 6.650%, 06/01/37	97,213	174,870	(77,657)
Deutsche Bank AG	06/20/13	2,000	1.000%	Qwest Corp., 7.200%, 11/10/26	(18,169)	30,696	(48,865)
Deutsche Bank AG	09/20/16	5,765	1.000%	Macy’s Retail Holdings, Inc., 8.000%, 07/15/12	122,197	592,878	(470,681)
JPMorgan Chase Bank NA	09/20/16	3,000	1.000%	RR Donnelley & Sons Co., 4.950%, 04/01/14	215,215	377,450	(162,235)
JPMorgan Chase Bank NA	09/20/19	3,000	1.000%	Westvaco Corp., 7.950%, 02/15/31	188,297	59,551	128,746
Morgan Stanley Capital Services	06/20/11	1,700	1.000%	Gannett Co., Inc., 6.375%, 04/01/12	(5,806)	25,723	(31,529)
Morgan Stanley Capital Services	03/20/12	1,000	5.000%	Gannett Co., Inc., 6.375%, 04/01/12	(57,157)	(36,192)	(20,965)

					$297,021	$1,150,519	$(853,498)

Counterparty	Termination Date	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid (Received))	Unrealized Appreciation (Depreciation
Credit Default Swaps on Credit Indices—Buy Protection(1):
Citibank NA	12/20/15	$25,000	1.000%	CDX.NA.IG.15.V1. 0.000%, 12/20/15	$(182,328)	$13,276	$(195,604)
Credit Suisse International	12/20/15	25,000	1.000%	CDX.NA.IG.15.V1. 0.000%, 12/20/15	(182,328)	(33,419)	(148,909)

					$(364,656)	$(20,143)	$(344,513)

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Implied Credit Spread at December 31, 2010(3) (Unaudited)	Notional Amount (000)(4)#	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues—Sell Protection(2):
Deutsche Bank AG	03/20/15	1.143%	$5,000	1.000%	Berkshire Hathaway Finance Corp., 4.625%, 10/15/13	$(27,107)	$(94,368)	$67,261

The Portfolio entered into credit default swaps as the protection seller on corporate issues to take an active short position with respect to the likelihood of a particular issuer’s default.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$18,502,541	$26,684,803
Residential Mortgage-Backed Securities	—	27,662,923	—
Commercial Mortgage-Backed Securities	—	87,064,552	—
Corporate Bonds	—	322,422,578	—
Foreign Agencies	—	7,320,047	—
Municipal Bonds	—	19,591,590	—
Sovereign	—	5,982,044	—
U.S. Government Agency Obligations	—	7,194,019	—
U.S. Treasury Obligations	—	27,105,509	—
Affiliated Money Market Mutual Fund	44,241,735	—	—
Other Financial Instruments*
Futures Contracts	(4,160,845)	—	—
Interest Rate Swaps	—	8,309,328	—
Credit Default Swaps	—	(1,130,750)	—
Total	$40,080,890	$530,024,381	$26,684,803

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Non-Residential Mortgage-Backed Securities
Balance as of 12/31/09	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)**	(113,370)
Purchases	26,798,173
Sales	—
Accrued discount/premium	—
Transfers in and/or out of Level 3	—

Balance as of 12/31/10	$26,684,803

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

**	Of which, $(113,370) was included in Net Assets relating to securities held at the reporting period end.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Commercial Mortgage-Backed Securities	15.2%
Banking	12.5
Non-Residential Mortgage-Backed Securities	7.9
Affiliated Money Market Mutual Fund (including 6.1% of collateral received for securities on loan)	7.7
Telecommunications	5.1
Residential Mortgage-Backed Securities	4.8
U.S. Treasury Obligations	4.7
Insurance	3.9
Healthcare & Pharmaceutical	3.5
Municipal Bonds	3.4
Media & Entertainment	3.3
Metals & Mining	3.1
Retailers	2.6
Cable	2.5
Foods	2.4
Non-Captive Finance	2.0
Technology	2.0
Healthcare Insurance	1.8
Tobacco	1.7%
Energy – Other	1.3

Foreign Agencies	1.3
U.S. Government Agency Obligations	1.3
Chemicals	1.2
Pipelines & Other	1.2
Airlines	1.0
Energy – Integrated	1.0
Paper	1.0
Sovereign	1.0
Electric	0.9
Real Estate Investment Trusts	0.8
Capital Goods	0.7
Railroads	0.4
Building Materials & Construction	0.2
Aerospace & Defense	0.1
Automotive	0.1

103.6
Liabilities in excess of other assets	(3.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are credit risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$424,752		Unrealized depreciation on swap agreements	$1,555,502
Credit contracts	Premium paid for swap agreements	1,538,719		Premium received for swap agreements	502,711
Interest rate contracts	Unrealized appreciation on swap agreements	102,215,729		Unrealized depreciation on swap agreements	93,906,401
Interest rate contracts	Due from broker-variation margin	20,405	*	Due from broker-variation margin	4,181,250	*

Total		$104,199,605			$100,145,864

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Purchased Options	Total
Interest rate contracts	$12,672,531	$10,266,488	$(25,558)	$22,913,461
Credit contracts	—	19,320,414	—	19,320,414

Total	$12,672,531	$29,586,902	$(25,558)	$42,233,875

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$1,225,420	$(8,841,591)	$(7,616,171)
Credit contracts	—	(278,468)	(278,468)

Total	$1,225,420	$(9,120,059)	$(7,894,639)

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Long Position(2)	Futures Short Position(2)	Interest Rate Swaps(3)	Credit Default Swaps as Buyer(3)	Credit Default Swaps as Writer(3)
$22,359	$358,584,890	$104,565,153	$3,568,889,415	$73,375,000	$149,000,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $34,145,475:
Unaffiliated investments (cost $497,049,328)	$549,530,606
Affiliated investments (cost $44,241,735)	44,241,735
Cash	6,620
Unrealized appreciation on swap agreements	102,640,481
Dividends and interest receivable	6,127,157
Premium paid for swap agreements	1,538,719
Due from broker-variation margin	731,483
Prepaid expenses	23,868

Total Assets	704,840,669

LIABILITIES:
Unrealized depreciation on swap agreements	95,461,903
Payable to broker for collateral for securities on loan	34,776,383
Premium received for swap agreements	502,711
Payable for fund share repurchased	470,723
Advisory fees payable	317,691
Accrued expenses and other liabilities	164,749
Shareholder servicing fees payable	48,493
Affiliated transfer agent fee payable	542

Total Liabilities	131,743,195

NET ASSETS	$573,097,474

Net assets were comprised of:
Paid-in capital	$260,645,182
Retained earnings	312,452,292

Net assets, December 31, 2010	$573,097,474

Net asset value and redemption price per share, $573,097,474 / 48,536,479 outstanding shares of beneficial interest	$11.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest	$57,489,016
Affiliated dividend income	677,014
Affiliated income from securities lending, net	196,274

58,362,304

EXPENSES
Advisory fees	9,868,867
Shareholder servicing fees and expenses	1,536,841
Custodian and accounting fees	275,000
Loan interest expense (Note 7)	226,738
Insurance expenses	45,000
Audit fee	36,000
Commitment fee on syndicated credit agreement	35,000
Trustees’ fees	30,000
Legal fees and expenses	12,000
Shareholders’ reports	11,000
Transfer agent’s fee and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Miscellaneous	16,868

Total expenses	12,103,314
Less: shareholder servicing fee waiver	(236,052)

Net expenses	11,867,262

NET INVESTMENT INCOME	46,495,042

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	166,021,854
Futures transactions	12,672,531
Swap agreement transactions	29,586,902

208,281,287

Net change in unrealized appreciation (depreciation) on:
Investments	(48,497,580)
Futures	1,225,420
Swap agreements	(9,120,059)

(56,392,219)

NET GAIN ON INVESTMENTS	151,889,068

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$198,384,110

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$46,495,042	$98,751,690
Net realized gain on investment transactions	208,281,287	259,430,538
Net change in unrealized appreciation (depreciation) on investments	(56,392,219)	(104,961,313)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	198,384,110	253,220,915

DISTRIBUTIONS	(356,072,693)	(66,333,489)

FUND SHARE TRANSACTIONS:
Fund share sold [592,246,636 and 205,194,038 shares, respectively]	7,159,025,408	2,227,184,834
Fund share issued in reinvestment of distributions [31,455,185 and 6,193,603 shares, respectively]	356,072,693	66,333,489
Fund share repurchased [666,608,490 and 380,126,443 shares, respectively]	(7,864,791,231)	(4,237,097,627)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(349,693,130)	(1,943,579,304)

TOTAL DECREASE IN NET ASSETS	(507,381,713)	(1,756,691,878)
NET ASSETS:
Beginning of year	1,080,479,187	2,837,171,065

End of year	$573,097,474	$1,080,479,187

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST JENNISON LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 99.5%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 4.1%
Boeing Co. (The)	148,870	$9,715,256
Precision Castparts Corp.	113,958	15,864,093
United Technologies Corp.	168,775	13,285,968

		38,865,317

Air Freight & Logistics — 1.6%
C.H. Robinson Worldwide, Inc.	59,381	4,761,762
Expeditors International of Washington, Inc.	90,856	4,960,738
United Parcel Service, Inc. (Class B Stock)	77,536	5,627,563

		15,350,063

Automobiles — 0.5%
Bayerische Motoren Werke AG (Germany)	53,850	4,234,860

Beverages — 1.3%
Anheuser-Busch InBev NV (Belgium), ADR	220,064	12,563,454

Biotechnology — 2.1%
Celgene Corp.*	256,046	15,142,560
Vertex Pharmaceuticals, Inc.(a)*	141,399	4,953,207

		20,095,767

Capital Markets — 3.0%
Charles Schwab Corp. (The)	591,259	10,116,442
Goldman Sachs Group, Inc. (The)	94,303	15,857,992
LPL Investment Holdings, Inc.*	59,800	2,174,926

		28,149,360

Chemicals — 1.0%
Monsanto Co.	130,011	9,053,966

Communications Equipment — 5.0%
Cisco Systems, Inc.*	487,722	9,866,616
Juniper Networks, Inc.(a)*	537,182	19,832,760
QUALCOMM, Inc.	346,913	17,168,724

		46,868,100

Computers & Peripherals — 8.0%
Apple, Inc.*	147,350	47,529,216
Hewlett-Packard Co.	177,377	7,467,572
NetApp, Inc.(a)*	370,977	20,388,896

		75,385,684

Energy Equipment & Services — 3.1%
Schlumberger Ltd.	344,361	28,754,144

Food & Staples Retailing — 3.0%
Costco Wholesale Corp.	190,957	13,789,005
Whole Foods Market, Inc.(a)*	290,775	14,710,307

		28,499,312

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food Products — 3.2%
Kraft Foods, Inc. (Class A Stock)	331,666	$10,450,796
Mead Johnson Nutrition Co. (Class A Stock)	155,435	9,675,829
Unilever PLC (United Kingdom)	313,862	9,605,723

		29,732,348

Healthcare Providers & Services — 2.9%
Express Scripts, Inc.*	272,872	14,748,731
Medco Health Solutions, Inc.*	200,177	12,264,845

		27,013,576

Hotels, Restaurants & Leisure — 4.1%
Marriott International, Inc. (Class A Stock)(a)	375,417	15,594,822
McDonald’s Corp.	126,653	9,721,884
Starbucks Corp.	400,942	12,882,267

		38,198,973

Internet & Catalog Retail — 4.6%
Amazon.com, Inc.*	232,044	41,767,920
priceline.com, Inc.*	4,400	1,758,020

		43,525,940

Internet Software & Services — 5.5%
Baidu, Inc. (China), ADR*	143,534	13,855,337
Google, Inc. (Class A Stock)*	44,779	26,597,382
Mail.ru Group Ltd. (Russia), GDR, 144A*	132,364	4,765,104
Tencent Holdings Ltd. (China)	307,544	6,682,815

		51,900,638

IT Services — 7.2%
Cognizant Technology Solutions Corp. (Class A Stock)*	66,235	4,854,363
International Business Machines Corp.	208,865	30,653,027
Mastercard, Inc. (Class A Stock)	84,785	19,001,166
Visa, Inc. (Class A Stock)	183,883	12,941,686

		67,450,242

Life Sciences Tools & Services — 2.8%
Agilent Technologies, Inc.*	401,827	16,647,693
Illumina, Inc.(a)*	152,904	9,684,939

		26,332,632

Machinery — 2.8%
Deere & Co.	163,852	13,607,908
Ingersoll-Rand PLC(a)	261,185	12,299,202

		25,907,110

Media — 2.6%
Walt Disney Co. (The)	646,934	24,266,494

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Multiline Retail — 2.6%
Dollar General Corp.(a)*	305,468	$9,368,703
Target Corp.	256,845	15,444,090

		24,812,793

Oil, Gas & Consumable Fuels — 3.7%
Apache Corp.	153,918	18,351,643
Occidental Petroleum Corp.	165,778	16,262,822

		34,614,465

Personal Products — 0.7%
Estee Lauder Cos., Inc. (The) (Class A Stock)	83,723	6,756,446

Pharmaceuticals — 4.3%
Abbott Laboratories	99,189	4,752,145
Allergan, Inc.	156,303	10,733,327
Shire PLC (Ireland), ADR	183,114	13,253,791
Teva Pharmaceutical Industries Ltd. (Israel), ADR	214,557	11,184,857

		39,924,120

Road & Rail — 1.0%
Union Pacific Corp.	102,337	9,482,546

Semiconductors & Semiconductor Equipment — 2.6%
Altera Corp.(a)	277,188	9,862,349
Broadcom Corp. (Class A Stock)	281,046	12,239,553
Marvell Technology Group Ltd.*	103,800	1,925,490

		24,027,392

Software — 6.9%
Oracle Corp.	679,520	21,268,976
Red Hat, Inc.*	197,755	9,027,516
Salesforce.com, Inc.(a)*	123,337	16,280,484
VMware, Inc. (Class A Stock)*	201,822	17,943,994

		64,520,970

Specialty Retail — 2.0%
Staples, Inc.	211,377	4,813,055
Tiffany & Co.	165,893	10,330,157
Urban Outfitters, Inc.*	94,326	3,377,814

		18,521,026

Textiles, Apparel & Luxury Goods — 6.3%
Coach, Inc.	247,823	13,707,090
LVMH Moet Hennessy Louis Vuitton SA (France)	11,292	1,857,530
NIKE, Inc. (Class B Stock)	270,590	23,113,798
Phillips-Van Heusen Corp.	95,221	5,999,875
Polo Ralph Lauren Corp.	126,653	14,048,351

		58,726,644

Wireless Telecommunication Services — 1.0%
American Tower Corp. (Class A Stock)*	173,704	8,970,075

TOTAL LONG-TERM INVESTMENTS (cost $765,913,425)		932,504,457

SHORT-TERM INVESTMENT — 7.8%
	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $73,440,359; includes $67,832,618 of cash collateral received for securities on loan)(b)(w)(Note 4)	73,440,359	$73,440,359

TOTAL INVESTMENTS — 107.3% (cost $839,353,784)		1,005,944,816
Liabilities in excess of other assets — (7.3)%		(68,373,649)

NET ASSETS — 100.0%		$937,571,167

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $66,110,037; cash collateral of $67,832,618 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$932,504,457	$—	$—
Affiliated Money Market Mutual Fund	73,440,359	—	—

Total	$1,005,944,816	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Computers & Peripherals	8.0%
Affiliated Money Market Mutual Fund	7.8
IT Services	7.2
Software	6.9
Textiles, Apparel & Luxury Goods	6.3
Internet Software & Services	5.5
Communications Equipment	5.0
Internet & Catalog Retail	4.6
Pharmaceuticals	4.3
Aerospace & Defense	4.1
Hotels, Restaurants & Leisure	4.1
Oil, Gas & Consumable Fuels	3.7
Food Products	3.2
Energy Equipment & Services	3.1
Capital Markets	3.0
Food & Staples Retailing	3.0
Healthcare Providers & Services	2.9
Life Sciences Tools & Services	2.8
Machinery	2.8
Media	2.6
Multiline Retail	2.6
Semiconductors & Semiconductor Equipment	2.6
Biotechnology	2.1
Specialty Retail	2.0
Air Freight & Logistics	1.6
Beverages	1.3
Chemicals	1.0
Road & Rail	1.0
Wireless Telecommunication Services	1.0
Personal Products	0.7
Automobiles	0.5

107.3
Liabilities in excess of other assets	(7.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments, at value including securities on loan of $66,110,037:
Unaffiliated investments (cost $765,913,425)	$932,504,457
Affiliated investments (cost $73,440,359)	73,440,359
Receivable for investments sold	1,368,522
Receivable for fund share sold	852,005
Dividends and interest receivable	807,745
Prepaid expenses	5,275

Total Assets	1,008,978,363

LIABILITIES:
Payable to broker for collateral for securities on loan	67,832,618
Payable for investments purchased	2,705,951
Advisory fees payable	719,889
Shareholder servicing fees payable	74,607
Accrued expenses and other liabilities	60,721
Payable for fund share repurchased	12,868
Affiliated transfer agent fee payable	542

Total Liabilities	71,407,196

NET ASSETS	$937,571,167

Net assets were comprised of:
Paid-in capital	$804,322,046
Retained earnings	133,249,121

Net assets, December 31, 2010	$937,571,167

Net asset value and redemption price per share, $937,571,167 / 77,476,592 outstanding shares of beneficial interest	$12.10

STATEMENT OF OPERATIONS Year Ended December 31, 2010
INVESTMENT INCOME
Unaffiliated dividend income (net of $91,972 foreign withholding tax)	$6,390,442
Affiliated income from securities lending, net	80,636
Affiliated dividend income	67,709

6,538,787

EXPENSES
Advisory fees	6,354,274
Shareholder servicing fees and expenses	706,030
Custodian and accounting fees	82,000
Audit fee	19,000
Trustees’ fees	14,000
Transfer agent’s fee and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	7,000
Shareholders’ reports	7,000
Insurance expenses	4,000
Loan interest expense (Note 7)	387
Miscellaneous	8,853

Total expenses	7,220,544
Less: shareholder servicing fee waiver	(20,603)

Net expenses	7,199,941

NET INVESTMENT LOSS	(661,154)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(30,032,281)
Foreign currency transactions	(54,664)

(30,086,945)

Net change in unrealized appreciation (depreciation) on investments	136,225,348

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	106,138,403

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$105,477,249

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended December 31, 2010	September 25, 2009* through December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(661,154)	$(80,619)
Net realized loss on investment and foreign currency transactions	(30,086,945)	(2,513,193)
Net change in unrealized appreciation (depreciation) on investments	136,225,348	30,365,684

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	105,477,249	27,771,872

FUND SHARE TRANSACTIONS:
Fund share sold [54,284,959 and 38,767,966 shares, respectively]	577,498,925	393,395,685
Fund share repurchased [15,449,958 and 126,375 shares, respectively]	(165,271,067)	(1,301,497)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	412,227,858	392,094,188

TOTAL INCREASE IN NET ASSETS	517,705,107	419,866,060
NET ASSETS:
Beginning of period	419,866,060	—

End of period	$937,571,167	$419,866,060

*	Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST JENNISON LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 92.4%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 0.5%
United Technologies Corp.	48,940	$3,852,557

Auto Components — 2.4%
Lear Corp.*	206,375	20,371,276

Capital Markets — 6.5%
Bank of New York Mellon Corp. (The)	512,990	15,492,298
Goldman Sachs Group, Inc. (The)	53,775	9,042,804
Lazard Ltd. (Class A Stock)	204,702	8,083,682
Morgan Stanley	473,741	12,890,493
TD Ameritrade Holding Corp.(a)	574,761	10,914,711

		56,423,988

Chemicals — 1.6%
Dow Chemical Co. (The)	408,087	13,932,090

Commercial Banks — 2.1%
Wells Fargo & Co.	579,165	17,948,323

Commercial Services & Supplies — 1.8%
Waste Management, Inc.	420,848	15,516,666

Communications Equipment — 2.0%
Motorola Mobility Holdings, Inc.*	52,840	1,537,644
Motorola Solutions, Inc.*	771,820	7,000,407
QUALCOMM, Inc.	178,257	8,821,939

		17,359,990

Computers & Peripherals — 2.2%
Dell, Inc.*	831,406	11,265,551
Hewlett-Packard Co.	179,045	7,537,795

		18,803,346

Consumer Finance — 1.2%
SLM Corp.*	815,615	10,268,593

Diversified Consumer Services — 1.0%
H&R Block, Inc.(a)	726,836	8,656,617

Diversified Financial Services — 2.8%
JPMorgan Chase & Co.	390,955	16,584,311
Moody’s Corp.(a)	290,234	7,702,810

		24,287,121

Electronic Equipment & Instruments — 2.5%
Flextronics International Ltd.*	2,795,335	21,943,380

Food & Staples Retailing — 4.1%
CVS Caremark Corp.	491,830	17,100,929
Kroger Co. (The)	320,189	7,159,426
Wal-Mart Stores, Inc.	201,501	10,866,949

		35,127,304

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food Products — 5.8%
Bunge Ltd.	225,759	$14,791,730
ConAgra Foods, Inc.	478,789	10,811,056
Kraft Foods, Inc. (Class A Stock)	200,201	6,308,333
Smithfield Foods, Inc.*	548,812	11,321,991
Tyson Foods, Inc. (Class A Stock)	422,372	7,273,246

		50,506,356

Healthcare Providers & Services — 2.3%
Omnicare, Inc.	387,420	9,836,594
WellPoint, Inc.*	174,439	9,918,601

		19,755,195

Hotels, Restaurants & Leisure — 0.8%
International Game Technology	381,171	6,742,915

Independent Power Producers & Energy Traders — 1.3%
Calpine Corp.*(a)	863,984	11,525,547

Insurance — 5.1%
Arch Capital Group, Ltd.*	109,171	9,612,507
Axis Capital Holdings Ltd.	260,519	9,347,422
Berkshire Hathaway, Inc. (Class B Stock)*	68,384	5,478,242
MetLife, Inc.	266,433	11,840,282
Travelers Cos., Inc. (The)	144,228	8,034,942

		44,313,395

Internet Software & Services — 1.4%
IAC/InterActiveCorp*	425,553	12,213,371

Machinery — 1.6%
Ingersoll-Rand PLC(a)	296,854	13,978,855

Media — 8.3%
Comcast Corp. (Class A Stock)	974,522	21,410,248
Liberty Global, Inc., Ser. C*	606,383	20,550,320
Time Warner Cable, Inc.	214,539	14,166,010
Viacom, Inc. (Class B Stock)	387,758	15,359,095

		71,485,673

Metals & Mining — 2.6%
Goldcorp, Inc. (Canada)	173,419	7,973,806
Newmont Mining Corp.	233,324	14,333,093

		22,306,899

Multi-Utilities — 1.8%
CenterPoint Energy, Inc.	466,412	7,331,997
Sempra Energy	161,445	8,472,633

		15,804,630

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST JENNISON LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels — 15.2%
Anadarko Petroleum Corp.	174,175	$13,265,168
Apache Corp.	160,243	19,105,773
Canadian Natural Resources Ltd.	323,784	14,382,485
Hess Corp.	164,076	12,558,377
Murphy Oil Corp.	170,781	12,731,723
Noble Energy, Inc.	112,503	9,684,258
Occidental Petroleum Corp.	166,068	16,291,271
Southwestern Energy Co.*	175,895	6,583,750
Suncor Energy, Inc.(a)	223,747	8,567,273
Williams Cos., Inc. (The)	720,214	17,803,690

		130,973,768

Pharmaceuticals — 5.5%
Merck & Co., Inc.	252,037	9,083,413
Mylan, Inc.*(a)	925,790	19,561,943
Pfizer, Inc.	628,227	11,000,255
Teva Pharmaceutical Industries Ltd. (Israel), ADR	155,070	8,083,799

		47,729,410

Road & Rail — 1.5%
CSX Corp.	200,674	12,965,547

Software — 5.3%
CA, Inc.	1,045,911	25,562,065
Nuance Communications, Inc.*(a)	487,933	8,870,622
Symantec Corp.*	682,879	11,431,394

		45,864,081

Specialty Retail — 0.5%
Staples, Inc.	176,328	4,014,989

Wireless Telecommunication Services — 2.7%
MetroPCS Communications, Inc.*(a)	991,533	12,523,062
NII Holdings, Inc.*	246,995	11,030,797

		23,553,859

TOTAL LONG-TERM INVESTMENTS (cost $696,058,289)		798,225,741

SHORT-TERM INVESTMENT — 14.8%
	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $127,836,020; includes $62,186,344 of cash collateral for securities on loan)(b)(w) (Note 4)	127,836,020	$127,836,020

TOTAL INVESTMENTS— 107.2% (cost $823,894,309)		926,061,761
Liabilities in excess of other assets — (7.2)%		(62,069,766)

NET ASSETS — 100.0%		$863,991,995

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $59,851,124; cash collateral of $62,186,344 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 –Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$798,225,741	$—	$—
Affiliated Money Market Mutual Fund	127,836,020	—	—

Total	$926,061,761	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST JENNISON LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Oil, Gas & Consumable Fuels	15.2%
Affiliated Money Market Mutual Fund (including 7.2% collateral received for securities on loan)	14.8
Media	8.3
Capital Markets	6.5
Food Products	5.8
Pharmaceuticals	5.5
Software	5.3
Insurance	5.1
Food & Staples Retailing	4.1
Diversified Financial Services	2.8
Wireless Telecommunication Services	2.7
Metals & Mining	2.6
Electronic Equipment & Instruments	2.5
Auto Components	2.4
Healthcare Providers & Services	2.3
Computers & Peripherals	2.2
Commercial Banks	2.1
Communications Equipment	2.0
Commercial Services & Supplies	1.8
Multi-Utilities	1.8
Chemicals	1.6
Machinery	1.6
Road & Rail	1.5
Internet Software & Services	1.4
Independent Power Producers & Energy Traders	1.3
Consumer Finance	1.2
Diversified Consumer Services	1.0
Hotels Restaurants & Leisure	0.8
Aerospace & Defense	0.5
Specialty Retail	0.5

107.2
Liabilities in excess of other assets	(7.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST JENNISON LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $59,851,124:
Unaffiliated investments (cost $696,058,289)	$798,225,741
Affiliated investments (cost $127,836,020)	127,836,020
Receivable for fund share sold	1,488,961
Dividends and interest receivable	667,703
Prepaid expenses	4,905

Total Assets	928,223,330

LIABILITIES:
Payable to broker for collateral for securities on loan	62,186,344
Payable for investments purchased	1,392,356
Advisory fees payable	524,263
Shareholder servicing fees payable	67,158
Accrued expenses and other liabilities	49,599
Payable for fund share repurchased	11,073
Affiliated transfer agent fee payable	542

Total Liabilities	64,231,335

NET ASSETS	$863,991,995

Net assets were comprised of:
Paid-in capital	$754,366,607
Retained earnings	109,625,388

Net assets, December 31, 2010	$863,991,995

Net asset value and redemption price per share, $863,991,995 / 72,233,552 outstanding shares of beneficial interest	$11.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $153,994 foreign withholding tax)	$8,913,315
Affiliated dividend income	87,345
Affiliated income from securities lending, net	77,168

9,077,828

EXPENSES
Advisory fees	4,801,264
Shareholder servicing fees and expenses	640,169
Custodian and accounting fees	62,000
Audit fee	19,000
Trustees’ fees	14,000
Transfer agent’s fee and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Shareholders’ reports	7,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	6,000
Insurance expenses	4,000
Loan interest expense (Note 7)	758
Miscellaneous	7,453

Total expenses	5,578,644
Less: shareholder servicing fee waiver	(14,017)

Net expenses	5,564,627

NET INVESTMENT INCOME	3,513,201

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	3,931,174
Foreign currency transactions	746

3,931,920

Net change in unrealized appreciation (depreciation) on:
Investments	88,694,022
Foreign currencies	151

88,694,173

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	92,626,093

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$96,139,294

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	September 25, 2009* through December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,513,201	$187,133
Net realized gain on investment and foreign currency transactions	3,931,920	1,742,324
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	88,694,173	13,473,480

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	96,139,294	15,402,937

DISTRIBUTIONS	(1,916,843)	—

FUND SHARE TRANSACTIONS:
Fund share sold [52,597,200 and 34,199,433 shares, respectively]	560,484,551	345,485,496
Fund share issued in reinvestment of distributions [183,782 and 0 shares, respectively]	1,916,843	—
Fund share repurchased [14,527,966 and 218,897 shares, respectively]	(151,281,203)	(2,239,080)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	411,120,191	343,246,416

TOTAL INCREASE IN NET ASSETS	505,342,642	358,649,353
NET ASSETS:
Beginning of period	358,649,353	—

End of period	$863,991,995	$358,649,353

*	Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 88.0%
COMMON STOCKS — 46.6%	Shares	Value (Note 2)

Advertising — 0.2%
Clear Channel Outdoor Holdings, Inc. (Class A Stock)*	48,700	$683,748
Interpublic Group of Cos., Inc. (The)*	60,900	646,758
Lamar Advertising Co. (Class A Stock)*	43,100	1,717,104

		3,047,610

Aerospace & Defense — 0.4%
Alliant Techsystems, Inc.	11,900	885,717
Goodrich Corp.	12,030	1,059,482
HEICO Corp.	14,737	752,029
Northrop Grumman Corp.	12,090	783,190
United Technologies Corp.	70,061	5,515,202

		8,995,620

Agriculture — 0.3%
Altria Group, Inc.	42,200	1,038,964
Archer-Daniels-Midland Co.	9,090	273,427
British American Tobacco PLC (United Kingdom)	96,697	3,713,955
Imperial Tobacco Group PLC (United Kingdom)	45,960	1,410,185

		6,436,531

Airlines — 0.1%
Delta Air Lines, Inc.*	63,400	798,840
United Continental Holdings, Inc.*	79,431	1,892,046

		2,690,886

Apparel — 0.1%
Burberry Group PLC (United Kingdom)	68,610	1,202,333
Coach, Inc.	24,120	1,334,077
NIKE, Inc. (Class B Stock)	2,890	246,864

		2,783,274

Auto Parts & Equipment — 0.5%
Advance Auto Parts, Inc.	18,600	1,230,390
AutoZone, Inc.*	8,908	2,428,232
Cie Generale des Etablissements Michelin (Class B Stock) (France)	14,264	1,023,582
Dana Holding Corp.*	37,074	638,043
Johnson Controls, Inc.	147,279	5,626,058

		10,946,305

Automobile Manufacturers — 0.9%
Daimler AG (Germany)*	25,571	1,733,482
Ford Motor Co.*	113,773	1,910,249
General Motors Co.*	60,970	2,247,354
Honda Motor Co. Ltd. (Japan)	83,000	3,286,673
Navistar International Corp.*	11,300	654,383
Nissan Motor Co. Ltd. (Japan)	247,000	2,351,656
PACCAR, Inc.	50,185	2,881,623
Volkswagen AG (PRFC Shares) (Germany)	18,907	3,067,243

		18,132,663

COMMON STOCKS (continued)	Shares	Value (Note 2)

Banks — 0.5%
Capital One Financial Corp.	82,905	$3,528,437
Comerica, Inc.	10,329	436,297
DnB NOR ASA (Norway)	93,396	1,310,894
Erste Group Bank AG (Austria)	20,453	960,430
Industrial & Commercial Bank of China Ltd. (Class H Stock) (China)	1,311,475	976,925
KBC Groep NV (Belgium)*	26,170	891,765
Popular, Inc. (Puerto Rico)*	73,630	231,198
Standard Chartered PLC (United Kingdom)	87,030	2,341,289
TCF Financial Corp.	3,210	47,540
Zions Bancorporation	15,109	366,091

		11,090,866

Beverages — 0.9%
Anheuser-Busch InBev NV (Belgium)	32,960	1,885,115
Carlsberg A/S (Class B Stock) (Denmark)	6,842	685,052
Coca-Cola Co. (The)	107,980	7,101,845
Coca-Cola Enterprises, Inc.	12,200	305,366
Constellation Brands, Inc. (Class A Stock)*	58,155	1,288,133
Diageo PLC, ADR (United Kingdom)	18,600	1,382,538
Dr. Pepper Snapple Group, Inc.	35,700	1,255,212
Fomento Economico Mexicano SAB de CV, ADR (Mexico)	6,400	357,888
PepsiCo, Inc.	30,387	1,985,183
Pernod-Ricard SA (France)	28,076	2,639,781

		18,886,113

Biotechnology — 0.5%
Alexion Pharmaceuticals, Inc.*	15,294	1,231,932
Biogen Idec, Inc.*	53,264	3,571,351
Celgene Corp.*	71,968	4,256,188
Intercell AG (Austria)*	20,582	319,045

		9,378,516

Building Materials — 0.4%
Asahi Glass Co. Ltd. (Japan)	78,000	911,713
Daikin Industries Ltd. (Japan)	60,500	2,146,077
Holcim Ltd. (Switzerland)	16,400	1,239,209
Imerys SA (France)	12,300	819,940
Lafarge SA (France)	21,307	1,335,941
Martin Marietta Materials, Inc.	8,900	820,936
Nippon Sheet Glass Co. Ltd. (Japan)	383,000	1,033,095
U.S. Concrete, Inc.*	15,317	117,328

		8,424,239

Chemicals — 1.5%
Air Products & Chemicals, Inc.	10,590	963,161
Albemarle Corp.	34,600	1,929,988
Bayer AG (Germany)	47,790	3,531,580
CF Industries Holdings, Inc.	11,100	1,500,165
Dow Chemical Co. (The)	85,107	2,905,553
E.I. du Pont de Nemours & Co.	165,209	8,240,625
Georgia Gulf Corp.*	11,728	282,176

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (continued)
Huabao International Holdings Ltd. (Bermuda)	567,000	$917,669
Lanxess AG (Germany)	21,658	1,710,459
Linde AG (Germany)	8,443	1,281,123
LyondellBasell Industries NV (Class A Stock) (Netherlands)*	28,165	968,876
Mosaic Co. (The)	9,870	753,673
PPG Industries, Inc.	23,725	1,994,561
Sherwin-Williams Co. (The)	16,500	1,381,875
Shin-Etsu Chemical Co. Ltd. (Japan)	20,000	1,083,877
Solutia, Inc.*	13,400	309,272
Symrise AG (Germany)	27,800	762,491
Westlake Chemical Corp.	2,920	126,932

		30,644,056

Coal — 0.1%
Arch Coal, Inc.	56,200	1,970,372

Commercial Banks — 1.1%
Banco Bilbao Vizcaya Argentaria SA (Spain)	115,440	1,166,232
Bank of America Corp.	469,648	6,265,104
Barclays PLC (United Kingdom)	641,355	2,616,316
BB&T Corp.	37,252	979,355
China Merchants Bank Co. Ltd. (Class H Stock) (China)	561,000	1,416,069
Huntington Bancshares, Inc.	117,290	805,782
Intesa Sanpaolo SpA (Italy)	293,100	795,094
Lloyds Banking Group PLC (United Kingdom)*	1,059,874	1,085,652
M&T Bank Corp.	18,160	1,580,828
Regions Financial Corp.	84,578	592,046
Sumitomo Mitsui Financial Group, Inc. (Japan)	37,500	1,335,756
SVB Financial Group*	6,592	349,706
U.S. Bancorp	144,235	3,890,018
UniCredit SpA (Italy)	372,628	770,821

		23,648,779

Commercial Services — 0.3%
American Public Education, Inc.*	19,300	718,732
Avis Budget Group, Inc.*	60,900	947,604
Edenred (France)*	11,659	276,000
Experian PLC (United Kingdom)	100,628	1,251,967
FleetCor Technologies, Inc.*	18,800	581,296
Genpact Ltd. (Bermuda)*	18,329	278,601
SGS SA (Switzerland)	550	922,941
Sotheby’s	16,800	756,000
Visa, Inc. (Class A Stock)	3,042	214,096
Washington Post Co. (The) (Class B Stock)	1,600	703,200

		6,650,437

Computers — 2.3%
Accenture PLC (Class A Stock) (Ireland)	25,479	1,235,477
Apple, Inc.*	63,965	20,632,550

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computers (continued)
CGI Group, Inc. (Class A Stock) (Canada)*	40,200	$693,852
Cognizant Technology Solutions Corp. (Class A Stock)*	44,750	3,279,728
Computer Sciences Corp.	2,220	110,112
Dell, Inc.*	60,300	817,065
EMC Corp.*	196,177	4,492,453
Fujitsu Ltd. (Japan)	144,000	1,002,094
Hewlett-Packard Co.	67,788	2,853,875
Infosys Technologies Ltd., ADR (India)	16,928	1,287,882
International Business Machines Corp.	35,074	5,147,460
MICROS Systems, Inc.*	24,100	1,057,026
NetApp, Inc.*	25,200	1,384,992
Research In Motion Ltd. (Canada)*	10,700	621,991
Riverbed Technology, Inc.*	20,800	731,536
SanDisk Corp.*	35,887	1,789,326
Synopsys, Inc.*	32,700	879,957

		48,017,376

Construction & Engineering — 0.2%
ABB Ltd. (Switzerland)*	72,000	1,604,022
Atlas Copco AB (Class A Stock) (Sweden)	33,885	854,978
KBR, Inc.	60,709	1,849,803

		4,308,803

Containers & Packaging — 0.2%
Ball Corp.	19,000	1,292,950
Bemis Co., Inc.	11,600	378,856
Greif, Inc. (Class A Stock)	14,640	906,216
Rock-Tenn Co. (Class A Stock)	28,200	1,521,390
Smurfit-Stone Container Corp.*	9,538	244,173

		4,343,585

Cosmetics/Personal Care — 0.6%
Avon Products, Inc.	14,750	428,635
Colgate-Palmolive Co.	19,781	1,589,799
Procter & Gamble Co. (The)	135,672	8,727,780
Shiseido Co. Ltd. (Japan)	52,700	1,151,494

		11,897,708

Distribution/Wholesale — 0.7%
Genuine Parts Co.	35,900	1,843,106
ITOCHU Corp. (Japan)	68,800	696,559
Marubeni Corp. (Japan)	235,000	1,652,728
Mitsubishi Corp. (Japan)	101,700	2,753,253
Mitsui & Co. Ltd. (Japan)	161,400	2,665,813
Sumitomo Corp. (Japan)	138,600	1,961,466
W.W. Grainger, Inc.	10,300	1,422,533
Wolseley PLC (United Kingdom)*	16,000	510,383

		13,505,841

Diversified Financial Services — 1.4%
Affiliated Managers Group, Inc.*	600	59,532
American Express Co.	50,850	2,182,482
Ameriprise Financial, Inc.	58,690	3,377,610

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services (cont’d.)
Charles Schwab Corp. (The)	98,400	$1,683,624
CME Group, Inc.	5,501	1,769,947
Discover Financial Services	39,451	731,027
Goldman Sachs Group, Inc. (The)	29,959	5,037,905
ICAP PLC (United Kingdom)	141,599	1,181,096
Invesco Ltd. (Bermuda)	29,823	717,541
Lazard Ltd. (Class A Stock) (Bermuda)	25,500	1,006,995
Legg Mason, Inc.	1,567	56,835
LPL Investment Holdings, Inc.*	8,700	316,419
Macquarie Group Ltd. (Australia)	41,789	1,581,871
MasterCard, Inc. (Class A Stock)	8,564	1,919,278
Morgan Stanley	59,144	1,609,308
NASDAQ OMX Group, Inc. (The)*	82,903	1,965,630
Nomura Holdings, Inc. (Japan)	86,500	548,682
Och-Ziff Capital Management Group LLC (Class A Stock)	41,890	652,646
T. Rowe Price Group, Inc.	19,930	1,286,282
TD Ameritrade Holding Corp.	32,099	609,560

		28,294,270

Diversified Machinery — 0.5%
AGCO Corp.*	36,636	1,855,980
Alstom SA (France)	5,350	256,015
Cummins, Inc.	16,820	1,850,368
Deere & Co.	25,311	2,102,079
Kubota Corp. (Japan)	228,000	2,159,527
Rockwell Automation, Inc.	17,330	1,242,734
Wabtec Corp.	17,190	909,179
Zebra Technologies Corp. (Class A Stock)*	22,850	868,071

		11,243,953

Diversified Manufacturing — 1.2%
3M Co.	24,309	2,097,867
Carlisle Cos., Inc.	50,200	1,994,948
Cookson Group PLC (United Kingdom)*	78,447	805,384
Cooper Industries PLC (Ireland)	6,910	402,784
Eaton Corp.	13,900	1,410,989
FUJIFILM Holdings Corp. (Japan)	44,800	1,620,062
General Electric Co.	96,315	1,761,601
Honeywell International, Inc.	85,341	4,536,727
Illinois Tool Works, Inc.	33,700	1,799,580
Parker Hannifin Corp.	24,493	2,113,746
Siemens AG (Germany)	37,218	4,610,411
Textron, Inc.	8,080	191,011
Tyco International Ltd. (Bermuda)	50,244	2,082,111

		25,427,221

Electric — 1.3%
AES Corp. (The)*	12,307	149,899
Ameren Corp.	4,196	118,285
American Electric Power Co., Inc.	73,664	2,650,431
Consolidated Edison, Inc.	5,108	253,204
Constellation Energy Group, Inc.	3,755	115,016
Dominion Resources, Inc.	10,662	455,481
DTE Energy Co.	2,840	128,709
Duke Energy Corp.	23,604	420,387

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electric (cont’d.)
E.ON AG (Germany)	35,000	$1,072,688
Edison International	30,160	1,164,176
Entergy Corp.	3,333	236,076
Exelon Corp.	11,780	490,519
FirstEnergy Corp.	5,596	207,164
GDF Suez (France)	61,074	2,191,329
International Power PLC (United Kingdom)	160,058	1,092,008
National Grid PLC (United Kingdom)	127,774	1,101,637
NextEra Energy, Inc.	78,784	4,095,980
Northeast Utilities	3,117	99,370
NRG Energy, Inc.*	4,744	92,698
NV Energy, Inc.	110,200	1,548,310
PG&E Corp.	68,222	3,263,740
PPL Corp.	8,325	219,114
Progress Energy, Inc.	5,131	223,096
Public Service Enterprise Group, Inc.	46,642	1,483,682
SCANA Corp.	8,007	325,084
Southern Co.	81,981	3,134,134
Wisconsin Energy Corp.	2,126	125,136
Xcel Energy, Inc.	11,611	273,439

		26,730,792

Electronic Components & Equipment — 0.5%
Hon Hai Precision Industry Co.
Ltd., GDR (Taiwan)	163,016	1,304,128
Mitsubishi Electric Corp. (Japan)	276,000	2,896,317
Schneider Electric SA (France)	13,519	2,023,343
Tyco Electronics Ltd. (Switzerland)	120,900	4,279,860

		10,503,648

Electronics — 0.5%
Agilent Technologies, Inc.*	39,210	1,624,470
Amphenol Corp. (Class A Stock)	25,120	1,325,834
Gentex Corp.	32,740	967,794
Koninklijke Philips Electronics NV (Netherlands)	62,310	1,908,443
Murata Manufacturing Co. Ltd. (Japan)	13,200	925,089
Nidec Corp. (Japan)	19,300	1,951,632
Omron Corp. (Japan)	9,800	259,635
Premier Farnell PLC (United Kingdom)	180,739	808,451
Thermo Fisher Scientific, Inc.*	6,339	350,927
Vishay Intertechnology, Inc.*	82,142	1,205,845

		11,328,120

Environmental Control
Republic Services, Inc.	28,800	859,968

Financial – Bank & Trust — 1.9%
BNP Paribas (France)	53,839	3,425,327
Citigroup, Inc.*	1,884,704	8,914,650
Credit Suisse Group AG (Switzerland)	72,040	2,902,403
Fifth Third Bancorp	11,700	171,756
HSBC Holdings PLC (Quote MTF) (United Kingdom)	299,310	3,038,365

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial – Bank & Trust (cont’d.)
HSBC Holdings PLC (XHKG) (United Kingdom)	240,800	$2,469,092
Mitsubishi UFJ Financial Group, Inc. (Japan)	179,700	971,650
Societe Generale (France)	25,872	1,390,525
State Street Corp.	23,966	1,110,585
SunTrust Banks, Inc.	34,000	1,003,340
Wells Fargo & Co.	428,549	13,280,734

		38,678,427

Food — 1.0%
Campbell Soup Co.	37,433	1,300,797
ConAgra Foods, Inc.	45,990	1,038,454
General Mills, Inc.	82,067	2,920,764
J.M. Smucker Co. (The)	35,700	2,343,705
Kellogg Co.	13,592	694,279
Nestle SA (Switzerland)	67,288	3,940,126
Sodexo (France)	21,953	1,512,857
Sysco Corp.	49,565	1,457,211
Unilever NV, CVA (Netherlands)	67,396	2,098,442
Unilever PLC (United Kingdom)	72,825	2,228,804
WM Morrison Supermarkets PLC (United Kingdom)	146,086	609,489

		20,144,928

Food & Staples Retailing — 0.2%
Kroger Co. (The)	66,020	1,476,207
Tesco PLC (United Kingdom)	277,665	1,839,845

		3,316,052

Forest Products & Paper — 0.1%
Abitibi Escrow Shares	996,000	12,451
AbitibiBowater, Inc.*	7,754	183,527
International Paper Co.	27,600	751,824
Plum Creek Timber Co., Inc.	11,910	446,029

		1,393,831

Gas — 0.4%
CenterPoint Energy, Inc.	7,520	118,214
Centrica PLC (United Kingdom)	579,439	2,995,665
Energen Corp.	29,400	1,418,844
NiSource, Inc.	5,148	90,708
Perusahaan Gas Negara PT (Indonesia)	1,456,000	715,072
Sempra Energy	45,006	2,361,915
Snam Rete Gas SpA (Italy)	278,869	1,386,277

		9,086,695

Hand/Machine Tools
SMC Corp. (Japan)	4,574	783,647

Healthcare Products — 0.4%
Becton Dickinson & Co.	30,900	2,611,668
Boston Scientific Corp.*	23,032	174,352
Covidien PLC (Ireland)	40,002	1,826,491
Johnson & Johnson	44,900	2,777,065
Sirona Dental Systems, Inc.*	21,600	902,448
Thoratec Corp.*	33,640	952,685

		9,244,709

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Services — 0.7%
Aetna, Inc.	9,336	$284,842
DaVita, Inc.*	15,171	1,054,233
Emeritus Corp.*	29,270	576,912
Fresenius Medical Care AG & Co. KGaA (Germany)	20,107	1,161,554
HealthSpring, Inc.*	18,540	491,866
Humana, Inc.*	31,345	1,715,825
Lincare Holdings, Inc.	110,700	2,970,081
National Healthcare Corp.	42,500	1,966,475
UnitedHealth Group, Inc.	92,953	3,356,533
Universal Health Services, Inc. (Class B Stock)	25,515	1,107,861
WellPoint, Inc.*	10,912	620,456

		15,306,638

Holding Companies – Diversified — 0.1%
Hutchison Whampoa Ltd. (Hong Kong)	139,000	1,430,630
LVMH Moet Hennessy Louis Vuitton SA (France)	7,503	1,234,241

		2,664,871

Home Builders — 0.1%
Lennar Corp. (Class A Stock)	22,432	420,600
NVR, Inc.*	1,081	746,993

		1,167,593

Home Furnishings — 0.1%
Harman International Industries, Inc.*	22,400	1,037,120

Hotels, Restaurants & Leisure — 0.2%
International Game Technology	57,536	1,017,812
McDonald’s Corp.	15,430	1,184,407
Yum! Brands, Inc.	36,912	1,810,533

		4,012,752

Household Products/Wares — 0.2%
Fortune Brands, Inc.	22,100	1,331,525
Reckitt Benckiser Group PLC (United Kingdom)	39,430	2,166,990

		3,498,515

Insurance — 2.4%
ACE Ltd. (Switzerland)	69,054	4,298,611
Aflac, Inc.	21,790	1,229,610
Allstate Corp. (The)	8,680	276,718
Aon Corp.	44,269	2,036,817
AXA SA (France)	65,700	1,093,054
Berkshire Hathaway, Inc. (Class A Stock)*	11	1,324,950
Berkshire Hathaway, Inc. (Class B Stock)*	8,923	714,821
China Life Insurance Co. Ltd. (Class H Stock) (China)	137,000	559,612
Cincinnati Financial Corp.	44,000	1,394,360
Everest Re Group Ltd. (Bermuda)	11,394	966,439
Fortegra Financial Corp.*	69,800	771,290
Genworth Financial, Inc. (Class A Stock)*	49,100	645,174

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (cont’d.)
ING Groep NV, CVA (Netherlands)*	309,988	$3,015,665
Lincoln National Corp.	25,300	703,593
Loews Corp.	155,900	6,066,069
MetLife, Inc.	134,499	5,977,136
Old Republic International Corp.	84,900	1,157,187
OneBeacon Insurance Group Ltd. (Class A Stock) (Bermuda)	41,000	621,560
ProAssurance Corp.*	31,100	1,884,660
Prudential PLC (United Kingdom)	135,400	1,410,153
QBE Insurance Group Ltd. (Australia)	81,618	1,515,139
RenaissanceRe Holdings Ltd. (Bermuda)	24,067	1,532,827
Symetra Financial Corp.	40,400	553,480
Torchmark Corp.	20,632	1,232,556
Transatlantic Holdings, Inc.	43,000	2,219,660
Unum Group	28,900	699,958
W.R. Berkley Corp.	71,200	1,949,456
XL Group PLC (Ireland)	47,458	1,035,534
Zurich Financial Services AG (Switzerland)	13,769	3,566,686

		50,452,775

Internet Software & Services — 0.9%
Amazon.com, Inc.*	45,241	8,143,380
Expedia, Inc.	62,800	1,575,652
Google, Inc. (Class A Stock)*	7,566	4,493,977
IAC/InterActiveCorp*	60,103	1,724,956
NetFlix, Inc.*	2,370	416,409
priceline.com, Inc.*	2,100	839,055
Yahoo! Japan Corp. (Japan)	2,521	978,095

		18,171,524

Investment Company — 0.1%
Man Group PLC (United Kingdom)	492,246	2,271,668

Iron/Steel — 0.2%
ArcelorMittal (Luxembourg)	82,886	3,143,406

Leisure — 0.2%
Carnival Corp. (Panama)	42,337	1,952,159
Harley-Davidson, Inc.	40,800	1,414,536
Royal Caribbean Cruises Ltd. (Liberia)*	4,630	217,610

		3,584,305

Lodging — 0.4%
Accor SA (France)	25,650	1,141,402
Gaylord Entertainment Co.*	23,400	840,996
Genting Singapore PLC (Singapore)*	356,000	607,504
Intercontinental Hotels Group PLC (United Kingdom)	115,423	2,236,838
Monarch Casino & Resort, Inc.*	54,500	681,250
Sands China Ltd. (Cayman Islands)*	235,200	516,830
Starwood Hotels & Resorts Worldwide, Inc.	6,385	388,080
Wyndham Worldwide Corp.	43,238	1,295,410
Wynn Macau Ltd. (Cayman Islands)	194,000	434,284

		8,142,594

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery – Construction & Mining — 0.2%
Joy Global, Inc.	17,700	$1,535,475
Komatsu Ltd. (Japan)	62,800	1,900,475

		3,435,950

Media — 1.6%
AH Belo Corp. (Class A Stock)*	59,670	519,129
Belo Corp. (Class A Stock)*	76,820	543,886
Cablevision Systems Corp. (Class A Stock)	23,200	785,088
CBS Corp. (Class B Stock)	111,760	2,129,028
Comcast Corp. (Class A Stock)	76,550	1,681,803
DIRECTV (Class A Stock)*	8,405	335,612
Discovery Communications, Inc. (Class A Stock)*	8,770	365,709
DISH Network Corp. (Class A Stock)*	42,300	831,618
Entercom Communications Corp. (Class A Stock)*	67,400	780,492
Gannett Co., Inc.	188,484	2,844,223
LIN TV Corp. (Class A Stock)*	99,400	526,820
Reed Elsevier NV (Netherlands)	91,964	1,137,614
Scripps Networks Interactive, Inc. (Class A Stock)	23,900	1,236,825
Time Warner Cable, Inc.	22,547	1,488,778
Time Warner, Inc.	246,381	7,926,077
Viacom, Inc. (Class B Stock)	53,400	2,115,174
Walt Disney Co. (The)	113,845	4,270,326
Wolters Kluwer NV (Netherlands)	38,600	845,937
WPP PLC (United Kingdom)	240,117	2,955,603

		33,319,742

Metal Fabricate/Hardware — 0.1%
Precision Castparts Corp.	7,040	980,039
Timken Co.	38,747	1,849,394

		2,829,433

Mining — 1.3%
Alcoa, Inc.	42,575	655,229
Aquarius Platinum Ltd. (Bermuda)	67,655	371,290
BHP Billiton Ltd. (Australia)	60,000	2,776,897
BHP Billiton PLC (United Kingdom)	44,580	1,773,052
First Quantum Minerals Ltd. (Canada)	13,254	1,439,638
Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)	74,167	8,906,715
Impala Platinum Holdings Ltd. (South Africa)	14,136	499,905
Kinross Gold Corp. (Canada)	105,567	2,007,716
Newmont Mining Corp.	19,219	1,180,623
Rio Tinto Ltd. (Australia)	13,460	1,176,654
Rio Tinto PLC (United Kingdom)	21,270	1,487,806
Stillwater Mining Co.*	15,000	320,250
Vale SA, ADR (Brazil)	42,500	1,469,225
Xstrata PLC (United Kingdom)	121,775	2,858,314

		26,923,314

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Multi-Line Retail — 0.2%
Family Dollar Stores, Inc.	28,415	$1,412,510
Sears Holdings Corp.*	34,500	2,544,375

		3,956,885

Office Equipment — 0.2%
Canon, Inc. (Japan)	37,700	1,954,884
Ricoh Co. Ltd. (Japan)	67,000	982,017
Xerox Corp.	66,895	770,630

		3,707,531

Oil & Gas — 4.3%
Anadarko Petroleum Corp.	8,475	645,456
Apache Corp.	35,523	4,235,407
Baker Hughes, Inc.	34,773	1,987,972
BG Group PLC (United Kingdom)	228,496	4,616,944
BP PLC (United Kingdom)	501,956	3,643,368
Cairn Energy PLC (United Kingdom)*	96,684	633,104
Cameron International Corp.*	35,520	1,801,930
Chevron Corp.	94,121	8,588,541
CNOOC Ltd. (Hong Kong)	517,000	1,226,518
Concho Resources, Inc.*	22,330	1,957,671
ConocoPhillips	13,440	915,264
Devon Energy Corp.	91,165	7,157,364
EOG Resources, Inc.	28,109	2,569,444
Exxon Mobil Corp.	190,024	13,894,555
Forest Oil Corp.*	30,060	1,141,378
Halliburton Co.	7,941	324,231
JX Holdings, Inc. (Japan)	217,700	1,477,432
Murphy Oil Corp.	19,300	1,438,815
National Oilwell Varco, Inc.	33,548	2,256,103
Noble Energy, Inc.	13,148	1,131,780
NuStar GP Holdings LLC	44,700	1,623,951
Occidental Petroleum Corp.	63,314	6,211,103
Petroleo Brasileiro SA, ADR (Brazil)	15,380	581,979
Rowan Cos., Inc.*	13,009	454,144
Royal Dutch Shell PLC (Class A Stock) (United Kingdom)	221,763	7,328,584
Schlumberger Ltd. (Netherlands)	42,421	3,542,154
Total SA (France)	75,245	3,986,830
Tullow Oil PLC (United Kingdom)	60,383	1,187,137
Valero Energy Corp.	63,603	1,470,501

		88,029,660

Oil & Gas Services — 0.1%
Complete Production Services, Inc.*	41,000	1,211,550

Pharmaceuticals — 2.3%
Abbott Laboratories	111,850	5,358,733
AmerisourceBergen Corp.	48,500	1,654,820
Bristol-Myers Squibb Co.	48,500	1,284,280
Cardinal Health, Inc.	39,355	1,507,690
Endo Pharmaceuticals Holdings, Inc.*	17,694	631,853
Express Scripts, Inc.*	27,820	1,503,671
Forest Laboratories, Inc.*	39,300	1,256,814
GlaxoSmithKline PLC (United Kingdom)	176,276	3,407,893
Herbalife Ltd. (Cayman Islands)	9,200	629,004

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (cont’d.)
McKesson Corp.	4,272	$300,663
Medco Health Solutions, Inc.*	9,392	575,448
Merck & Co., Inc.	235,630	8,492,105
Mylan, Inc.*	33,923	716,793
Novartis AG (Switzerland)	37,800	2,221,508
Pfizer, Inc.	328,552	5,752,946
Roche Holding AG (Switzerland)	13,000	1,904,813
Sanofi-Aventis SA (France)	59,788	3,822,987
Shire PLC (United Kingdom)	43,213	1,039,564
Teva Pharmaceutical Industries Ltd., ADR (Israel)	32,146	1,675,771
Valeant Pharmaceuticals International, Inc. (Canada)	70,700	2,000,103
Watson Pharmaceuticals, Inc.*	37,300	1,926,545

		47,664,004

Pipelines — 0.4%
El Paso Corp.	93,400	1,285,184
Energy Transfer Equity LP	42,100	1,644,847
Kinder Morgan Management LLC*	12,989	868,704
ONEOK, Inc.	57,320	3,179,541
Williams Cos., Inc. (The)	83,300	2,059,176

		9,037,452

Real Estate — 0.4%
China Overseas Land & Investment Ltd. (Hong Kong)	484,000	895,420
China Resources Land Ltd. (Cayman Islands)	406,000	741,715
Hang Lung Properties Ltd. (Hong Kong)	461,000	2,155,896
Mitsui Fudosan Co. Ltd. (Japan)	31,000	618,167
St. Joe Co. (The)*	16,500	360,525
Sun Hung Kai Properties Ltd. (Hong Kong)	110,000	1,827,012
WP Carey & Co. LLC	44,100	1,379,889

		7,978,624

Real Estate Investment Trusts — 0.9%
Agree Realty Corp.	42,694	1,118,156
Alexandria Real Estate Equities, Inc.	4,790	350,915
Annaly Capital Management, Inc.	74,400	1,333,248
Apartment Investment & Management Co. (Class A Stock)	50,162	1,296,186
Brandywine Realty Trust	26,550	309,307
BRE Properties, Inc.	17,630	766,905
British Land Co. PLC (United Kingdom)	66,000	539,710
Brookfield Asset Management, Inc. (Class A Stock) (Canada)	51,900	1,727,751
Brookfield Properties Corp. (Canada)	20,500	359,365
Corporate Office Properties Trust	3,970	138,752
Cousins Properties, Inc.	120,256	1,002,935
Digital Realty Trust, Inc.	17,600	907,104
DuPont Fabros Technology, Inc.	26,870	571,525
Excel Trust, Inc.	63,600	769,560
Getty Realty Corp.	31,400	982,192

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (cont’d.)
HCP, Inc.	14,700	$540,813
Health Care REIT, Inc.	9,080	432,571
Hudson Pacific Properties, Inc.	9,850	148,243
National Health Investors, Inc.	20,900	940,918
Nationwide Health Properties, Inc.	2,400	87,312
Omega Healthcare Investors, Inc.	40,720	913,757
Pebblebrook Hotel Trust	11,020	223,926
Pennsylvania Real Estate Investment Trust	17,060	247,882
Regency Centers Corp.	33,790	1,427,290
Simon Property Group, Inc.	6,816	678,124
Starwood Property Trust, Inc.	53,100	1,140,588
Strategic Hotels & Resorts, Inc.*	79,350	419,761

		19,374,796

Retail — 0.7%
Bed Bath & Beyond, Inc.*	32,700	1,607,205
Cheesecake Factory, Inc. (The)*	22,100	677,586
Darden Restaurants, Inc.	11,098	515,391
Dick’s Sporting Goods, Inc.*	30,200	1,132,500
Foot Locker, Inc.	62,800	1,232,136
GameStop Corp. (Class A Stock)*	11,014	252,000
Industria de Diseno Textil SA (Spain)	12,800	958,379
Li Ning Co. Ltd. (Cayman Islands)	94,000	199,300
Limited Brands, Inc.	41,400	1,272,222
Lowe’s Cos., Inc.	48,247	1,210,035
Wal-Mart Stores, Inc.	59,530	3,210,453
Walgreen Co.	63,115	2,458,961

		14,726,168

Retail & Merchandising — 1.0%
Belle International Holdings Ltd. (Cayman Islands)	242,000	409,104
CVS Caremark Corp.	27,624	960,486
Esprit Holdings Ltd. (Bermuda)	152,700	726,881
Gap, Inc. (The)	170,500	3,774,870
Home Depot, Inc. (The)	38,600	1,353,316
Kohl’s Corp.*	15,160	823,794
Macy’s, Inc.	62,715	1,586,690
Marks & Spencer Group PLC (United Kingdom)	175,484	1,009,567
OfficeMax, Inc.*	49,100	869,070
PPR (France)	16,917	2,690,154
Staples, Inc.	67,568	1,538,523
Takashimaya Co. Ltd. (Japan)	109,000	934,401
Target Corp.	35,378	2,127,279
TJX Cos., Inc. (The)	25,800	1,145,262

		19,949,397

Savings & Loan — 0.1%
Capitol Federal Financial, Inc.	11,500	136,965
People’s United Financial, Inc.	80,000	1,120,800

		1,257,765

Semiconductors — 1.1%
Analog Devices, Inc.	57,571	2,168,700
Applied Materials, Inc.	20,002	281,028
ASML Holding NV (Netherlands)	28,235	1,090,417

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors (cont’d.)
Broadcom Corp. (Class A Stock)	110,567	$4,815,193
Intersil Corp. (Class A Stock)	62,226	950,191
Lam Research Corp.*	52,791	2,733,518
Marvell Technology Group Ltd. (Bermuda)*	95,586	1,773,120
Micron Technology, Inc.*	10,600	85,012
Novellus Systems, Inc.*	54,631	1,765,674
NVIDIA Corp.*	11,162	171,895
Samsung Electronics Co. Ltd. (South Korea)	2,702	2,259,404
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	207,447	2,601,385
Tokyo Electron Ltd. (Japan)	7,600	481,143
Xilinx, Inc.	72,419	2,098,703

		23,275,383

Software — 1.1%
Adobe Systems, Inc.*	21,704	668,049
Autodesk, Inc.*	13,000	496,600
Autonomy Corp. PLC (United Kingdom)*	25,960	609,133
Citrix Systems, Inc.*	15,800	1,080,878
Concur Technologies, Inc.*	14,000	727,020
Microsoft Corp.	387,855	10,828,912
Oracle Corp.	210,714	6,595,348
salesforce.com, Inc.*	5,600	739,200
SAP AG (Germany)	26,580	1,353,277
Taleo Corp. (Class A Stock)*	21,820	603,323

		23,701,740

Telecommunications — 2.5%
America Movil SAB de CV (Class L Stock), ADR (Mexico)	15,000	860,100
American Tower Corp. (Class A Stock)*	9,608	496,157
AT&T, Inc.	261,663	7,687,659
BT Group PLC (United Kingdom)	450,368	1,269,512
Cable & Wireless Worldwide (United Kingdom)	387,028	396,441
CenturyLink, Inc.	22,966	1,060,340
Cisco Systems, Inc.*	245,304	4,962,500
Corning, Inc.	47,455	916,831
Crown Castle International Corp.*	7,210	316,014
Frontier Communications Corp.	25,218	245,371
Juniper Networks, Inc.*	94,453	3,487,205
KDDI Corp. (Japan)	167	964,688
Koninklijke KPN NV (Netherlands)	66,039	963,674
Nokia Oyj (Finland)	75,215	777,951
QUALCOMM, Inc.	110,986	5,492,697
RF Micro Devices, Inc.*	83,000	610,050
Singapore Telecommunications Ltd. (Singapore)	357,000	848,443
Sprint Nextel Corp.*	598,373	2,531,118
Telefonica SA (Spain)	187,998	4,262,005
Telephone & Data Systems, Inc.	46,800	1,475,136
Verizon Communications, Inc.	111,097	3,975,051
Vodafone Group PLC (United Kingdom)	2,391,031	6,180,744

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Telecommunications (cont’d.)
Vodafone Group PLC, ADR (United Kingdom)	29,900	$790,257
ZTE Corp. (Class H Stock) (China)	150,800	599,491

		51,169,435

Tobacco — 0.3%
Japan Tobacco, Inc. (Japan)	712	2,635,251
Philip Morris International, Inc.	44,268	2,591,006

		5,226,257

Toys — 0.1%
Nintendo Co. Ltd. (Japan)	7,700	2,260,020

Transportation — 0.9%
CSX Corp.	50,210	3,244,068
Deutsche Post AG (Germany)	22,000	373,365
East Japan Railway Co. (Japan)	30,200	1,963,986
GATX Corp.	25,410	896,465
J.B. Hunt Transport Services, Inc.	16,100	657,041
Nippon Express Co. Ltd. (Japan)	144,000	649,144
Norfolk Southern Corp.	73,605	4,623,866
Old Dominion Freight Line, Inc.*	32,300	1,033,277
Teekay Corp. (Marshall Island)	106,400	3,519,712
Union Pacific Corp.	24,296	2,251,267

		19,212,191

Water
American Water Works Co., Inc.	34,514	872,859

TOTAL COMMON STOCKS (cost $878,617,045)		965,409,758

EXCHANGE TRADED FUND
WisdomTree Dreyfus Chinese Yuan Fund (cost $198,861)	7,900	200,423

EXCHANGE TRADED NOTE
iPath S&P 500 VIX Short-Term Futures ETN* (cost $122,132)	1,450	54,506

PREFERRED STOCKS — 0.1%
Automobile Manufacturers — 0.1%
Motors Liquidation Co., 1.50%*	110,000	900,075

Banks
Ally Financial, Inc., Series G, 7.00%, CVT, 144A	150	141,773

Home Builders
M/I Homes, Inc., 9.75%*	46,788	758,434

Real Estate Investment Trust
Strategic Hotels & Resorts, Inc., Series A, 8.50%*	500	11,920

TOTAL PREFERRED STOCKS (cost $1,716,329)		1,812,202

UNAFFILIATED CLOSED-END MUTUAL FUNDS — 0.1%	Shares	Value (Note 2)

Cohen & Steers Infrastructure Fund, Inc.	123,710	$2,031,318
Nuveen Municipal Value Fund	8,172	75,101

TOTAL UNAFFILIATED CLOSED-END MUTUAL FUNDS (cost $1,973,796)		2,106,419

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.6%
AH Mortgage Advance Trust,
Series 2010-ADV1, Class A1, 144A
3.968%	08/15/22	AAA(d)	$275	275,688
Series 2010-ADV2, Class A1, 144A
4.21%	05/10/41	AAA(d)	655	657,456
Ally Auto Receivables Trust,
Series 2010-1, Class A3
1.45%	05/15/14	Aaa	510	513,152
Series 2010-3, Class A4
1.55%	08/17/15	Aaa	467	461,347
Bank of America Auto Trust,
Series 2010-2, Class A3
1.31%	07/15/14	Aaa	590	594,612
Centex Home Equity,
Series 2004-D, Class AF4
4.68%	06/25/32	Aaa	600	593,633
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2003-6, Class 1A4
4.499%	11/25/34	Aaa	434	430,332
Citifinancial Mortgage Securities, Inc.,
Series 2003-3, Class AF4
5.348%	08/25/33	Aaa	563	551,629
CNH Equipment Trust,
Series 2010-A, Class A3
1.54%	07/15/14	Aaa	1,280	1,290,359
Countrywide Asset-Backed Certificates,
Series 2005-12, Class 1A4
5.323%(c)	02/25/36	Ba1	250	246,135
Equity One ABS, Inc.,
Series 2003-2, Class M1
5.05%(c)	09/25/33	Aa2	534	491,449
First Franklin Mortgage Loan Asset-Backed Certificates,
Series 2005-FF9, Class A3
0.541%(c)	10/25/35	AAA(d)	1,736	1,697,164
HFC Home Equity Loan Asset-Backed Certificates,
Series 2005-2, Class A1
0.531%(c)	01/20/35	Aaa	475	436,726
Home Equity Asset Trust,
Series 2005-2, Class M2
0.741%(c)	07/25/35	Baa2	650	609,438
HSBC Home Equity Loan Trust,
Series 2006-1, Class A1
0.421%(c)	01/20/36	Aaa	442	408,371

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Lehman XS Trust,
Series 2005-5N, Class 3A1A
0.561%	(c)	11/25/35	B3	$94	$72,490
Mercedes-Benz Auto Receivables Trust,
Series 2010-1, Class A3
1.42%		08/15/14	Aaa	550	554,789
Park Place Securities, Inc.,
Series 2005-WHQ3, Class M2
0.711%	(c)	06/25/35	Baa1	200	153,512
Residential Asset Mortgage Products, Inc.,
Series 2006-NC1, Class A2
0.451%	(c)	01/25/36	B2	923	836,296
Residential Asset Securities Corp.,
Series 2006-KS1, Class A4
0.561%	(c)	02/25/36	Caa2	500	350,651
Structured Asset Investment Loan Trust,
Series 2003-BC10, Class A4
1.261%	(c)	10/25/33	AAA(d)	1,000	856,428
Structured Asset Securities Corp.,
Series 2002-AL1, Class A2
3.45%		02/25/32	Aaa	222	210,081

TOTAL ASSET-BACKED SECURITIES (cost $11,959,537)					12,291,738

BANK LOANS(c)(g) — 0.3%
Calpine Corp.
7.00%		04/28/17	Ba3	494	501,049
CapMark Financial Group
2.42%		03/23/13	C	3,370	1,352,213
CCM Mergier, Inc.
8.50%		07/13/12	Caa1	350	349,681
8.50%		07/21/12	Caa1	95	95,509
8.50%		07/21/12	Caa1	45	45,481
Claire’s Stores, Inc.
3.038%		05/29/14	Caa1	139	129,248
3.044%		05/29/14	Caa1	836	775,003
Clear Channel Communications, Inc.
3.911%		01/29/16	Caa1	500	428,482
Harrah’s Operating Co., Inc.
3.288%		01/28/15	Caa1	500	451,875
High Plains Broadcasting
9.00%		09/14/16	Ba3	103	103,324
Newport Television LLC
9.00%		09/14/16	B3	377	376,715
Texas Competitive Electric Holdings Co. LLC
3.764%		10/10/14	B2	872	673,219
3.764%		10/10/14	B2	18	14,210

TOTAL BANK LOANS (cost $5,345,077)					5,296,009

COMMERCIAL MORTGAGE-BACKED
SECURITIES — 0.5%
Banc of America Commercial Mortgage, Inc.,
Series 2005-3, Class AM
4.727%		07/10/43	A1	765	751,280
Series 2006-3, Class A4
5.889%	(c)	07/10/44	A+(d)	610	651,529

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2006-5, Class A4
5.414%		09/10/47	Aaa	$1,220	$1,276,841
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN, 144A
2.01%	(c)	11/15/15	NR	179	160,011
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A4A
4.871%		09/11/42	Aaa	195	205,422
Citigroup Commercial Mortgage Trust,
Series 2005-C3, Class AM
4.83%	(c)	05/15/43	Aaa	420	430,230
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C3, Class AM
4.73%		07/15/37	Aa1	750	745,804
Credit Suisse Mortgage Capital Certificates,
Series 2006-C2, Class A3
5.659%	(c)	03/15/39	Aaa	400	420,278
CW Capital Cobalt Ltd.,
Series 2006-C1, Class A4
5.223%		08/15/48	AA-(d)	580	603,715
Freddie Mac,
Series 2832, Class PE
5.50%		01/15/33	Aaa	926	1,002,083
Greenpoint Mortgage Funding Trust,
Series 2005-AR4, Class 4A1A
0.571%	(c)	10/25/45	Caa3	644	391,893
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-CB13, Class A4
5.281%	(c)	01/12/43	Aaa	600	627,281
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
5.881%	(c)	06/15/38	Aaa	525	568,119
Series 2006-C6, Class A4
5.372%		09/15/39	Aaa	525	561,692
MASTR Alternative Loans Trust,
Series 2003-9, Class 5A1
4.50%		12/25/18	AAA(d)	963	979,182
Merrill Lynch Mortgage Trust,
Series 2005-LC1, Class AJ
5.331%	(c)	01/12/44	Aa2	210	198,675
Series 2006-C1, Class A4
5.656%	(c)	05/12/39	AAA(d)	600	646,654
Morgan Stanley Capital I,
Series 2004-HQ3, Class A4
4.80%		01/13/41	Aaa	370	387,630
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-6, Class 5A4
4.934%	(c)	06/25/34	Aa3	350	337,799
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class AM
5.204%	(c)	10/15/44	Aaa	435	450,124

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $11,039,620)					11,396,242

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS — 0.4%
Biotechnology — 0.1%
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
0.50%		05/01/11	NR	$415	$426,931
0.625%		05/01/13	NR	900	992,250
Life Technologies Corp.,
Sr. Unsec’d. Notes
3.25%		06/15/25	BBB(d)	710	845,788

					2,264,969

Electronics
Tech Data Corp.,
Sr. Unsec’d. Notes
2.75%		12/15/26	Baa3	335	348,819

Forest Products & Paper
Rayonier TRS Holdings, Inc.,
Gtd. Notes
3.75%		10/15/12	BBB(d)	500	552,500

Insurance — 0.1%
Swiss Re America Holding Corp.,
Gtd. Notes
3.25%	(c)	11/21/21	A3	920	888,416

Internet Software & Services
Symantec Corp.,
Sr. Unsec’d. Notes
1.00%		06/15/13	BBB(d)	760	863,550

Media — 0.1%
Liberty Media LLC,
Sr. Unsec’d. Notes
3.125%		03/30/23	B1	1,000	1,121,250

Pharmaceuticals
Teva Pharmaceutical Finance Co. BV,
Gtd. Notes (Netherlands)
1.75%		02/01/26	A3	354	388,072

Real Estate Investment Trusts — 0.1%
Boston Properties LP,
Sr. Unsec’d. Notes
3.75%		05/15/36	A-(d)	1,000	1,102,500
Vornado Realty LP,
Sr. Unsec’d. Notes
3.875%		04/15/25	Baa2	1,521	1,686,409

					2,788,909

TOTAL CONVERTIBLE BONDS (cost $8,986,041)					9,216,485

CORPORATE BONDS — 15.0%
Advertising
Sitel LLC/Sitel Finance Corp.,
Sr. Unsec’d. Notes, 144A
11.50%		04/01/18	Caa2	1,000	825,000

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Aerospace & Defense
Alliant Techsystems, Inc.,
Gtd. Notes
6.75%	04/01/16	Ba3	$250	$259,063
BAE Systems Holdings, Inc.,
Gtd. Notes, 144A
5.20%	08/15/15	Baa2	170	181,300

				440,363

Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
9.95%	11/10/38	Baa1	1,050	1,479,588
Bunge Ltd. Finance Corp.,
Gtd. Notes
8.50%	06/15/19	Baa2	180	211,055

				1,690,643

Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2001-01,
Pass-Through Certificates
6.977%	11/23/22	B2	317	281,750
7.377%	05/23/19	Caa2	612	581,690
Continental Airlines 2003-ERJ1 Pass-Through Trust,
Series RJ03, Pass-Through Certificates
7.875%	01/02/20	Ba3	844	827,331
Delta Air Lines, Inc.,
Series 2007-1, Class A, Pass-Through Certificates
6.821%	02/10/24	Baa1	691	732,115
Series 2007-1, Class C, Pass-Through Certificates
8.954%	08/10/14	Ba3	385	398,387
Series 2010-2, Class A, Pass-Through Certificates
4.95%	05/23/19	Baa2	775	776,937
UAL 2009-2B Pass-Through Trust,
Pass-Through Certificates, 144A
12.00%	01/15/16	Ba2	388	434,357

				4,032,567

Automobile Manufacturers
Daimler Finance North America LLC,
Gtd. Notes
7.30%	01/15/12	A3	300	318,745
TRW Automotive, Inc.,
Gtd. Notes, 144A
7.25%	03/15/17	Ba2	175	188,562

				507,307

Banks — 0.5%
Ally Financial, Inc.,
Gtd. Notes
6.75%	12/01/14	B3	500	526,250

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
Branch Banking & Trust Co.,
Sub. Notes
0.584%(c)	05/23/17	A2	$522	$472,747
Comerica, Inc.,
Sr. Unsec’d. Notes
3.00%	09/16/15	A2	60	59,315
DnB NOR Boligkreditt,
Cov’d. Notes, 144A (Norway)
2.10%	10/14/16	Aaa	379	360,428
ING Bank NV,
Sr. Notes, 144A (Netherlands)
2.00%	10/18/13	Aa3	1,100	1,086,877
National Australia Bank Ltd.,
Bonds, 144A (Australia)
2.75%	09/28/15	Aa1	220	216,621
Nordea Bank AB,
Sr. Unsec’d. Notes, 144A (Sweden)
1.75%	10/04/13	Aa2	1,760	1,751,311
PNC Bank NA,
Sub. Notes
6.00%	12/07/17	A3	253	275,181
Rabobank Nederland NV,
Sr. Unsec’d. Notes, 144A (Netherlands)
3.20%	03/11/15	Aaa	500	509,000
Stadshypotek AB,
Cov’d. Notes, 144A (Sweden)
1.45%	09/30/13	Aaa	349	348,578
Standard Chartered PLC,
Sr. Unsec’d. Notes, 144A (United Kingdom)
5.50%	11/18/14	A2	2,750	2,980,348
Svenska Handelsbanken AB,
Sr. Unsec’d. Notes, 144A (Sweden)
5.125%	03/30/20	Aa2	770	801,674

				9,388,330

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
5.375%	01/15/20	Baa2	950	1,029,408
Gtd. Notes, 144A
7.20%	01/15/14	Baa2	3,050	3,487,965
Constellation Brands, Inc.,
Gtd. Notes
7.25%	09/01/16	Ba3	150	159,000
Diageo Capital PLC,
Gtd. Notes (United Kingdom)
5.75%	10/23/17	A3	180	204,158

				4,880,531

Biotechnology
Amgen, Inc.,
Sr. Unsec’d. Notes
3.45%	10/01/20	A3	300	285,852
5.75%	03/15/40	A3	400	424,081

				709,933

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Building Materials
US Concrete, Inc.,
Sec’d. Notes, 144A
9.50%	08/31/15	NR	$70	$81,200

Chemicals — 0.1%
Agrium, Inc.,
Sr. Unsec’d. Notes (Canada)
6.125%	01/15/41	Baa2	535	566,621
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
7.375%	11/01/29	Baa3	150	180,318
8.55%	05/15/19	Baa3	180	225,585
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
1.95%	01/15/16	A2	58	56,113
Huntsman International LLC,
Gtd. Notes
5.50%	06/30/16	B1	250	241,875
Ineos Finance PLC,
Sr. Sec’d. Notes, 144A (United Kingdom)
9.00%	05/15/15	B1	250	265,937
Lyondell Chemical Co.,
Sr. Sec’d. Notes
11.00%	05/01/18	B2	250	283,125
PPG Industries, Inc.,
Sr. Unsec’d. Notes
5.75%	03/15/13	Baa1	200	217,071
7.40%	08/15/19	Baa1	250	290,321
Praxair, Inc.,
Sr. Unsec’d. Notes
4.375%	03/31/14	A2	275	293,788

				2,620,754

Coal
Arch Coal, Inc.,
Gtd. Notes
8.75%	08/01/16	B1	250	272,500

Commercial Banks — 1.1%
Bank of America Corp.,
Sr. Unsec’d. Notes
4.50%	04/01/15	A2	2,990	3,038,842
5.625%	10/14/16	A2	320	331,777
5.625%	07/01/20	A2	200	203,898
Sr. Unsec’d. Notes, MTN
5.65%	05/01/18	A2	2,735	2,794,546
Bank of America NA,
Sub. Notes
6.10%	06/15/17	A1	600	626,837
Bank of Nova Scotia, (Canada)
Cov’d. Notes, 144A
1.65%	10/29/15	Aaa	166	159,527
Sr. Unsec’d. Notes
3.40%	01/22/15	Aa1	120	124,549
Barclays Bank PLC, (United Kingdom)
Cov’d. Notes, 144A
2.50%	09/21/15	Aaa	200	192,750

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Sr. Unsec’d. Notes
3.90%	04/07/15	Aa3		$340	$350,593
5.20%	07/10/14	Aa3		2,550	2,754,209
6.75%	05/22/19	Aa3		200	225,901
BB&T Corp.,
Notes, MTN
3.95%	04/29/16	A2		515	531,553
Sub. Notes
4.90%	06/30/17	A3		80	83,201
HSBC Bank PLC,
Sr. Notes, 144A (United Kingdom)
4.125%	08/12/20	Aa2		167	160,507
HSBC Bank USA NA,
Sub. Notes
4.625%	04/01/14	A1		200	208,530
HSBC Finance Corp.,
Sr. Unsec’d. Notes
0.539%(c)	01/15/14	A3		2,150	2,063,058
5.00%	06/30/15	A3		350	371,770
6.375%	11/27/12	A3		1,500	1,626,248
KeyBank NA,
Sub. Notes
5.70%	11/01/17	Baa1		205	208,762
Kreditanstalt fuer Wiederaufbau,
Govt. Gtd. Notes (Germany)
3.25%	06/27/13	Aaa	EUR	3,000	4,168,482
National City Corp.,
Sub. Notes
6.875%	05/15/19	Baa1		100	112,276
Toronto-Dominion Bank (The),
Cov’d. Notes, 144A (Canada)
2.20%	07/29/15	Aaa		115	113,123
Westpac Banking Corp.,
Sr. Unsec’d. Notes (Australia)
4.20%	02/27/15	Aa1		1,100	1,154,508
4.875%	11/19/19	Aa1		200	210,161

					21,815,608

Commercial Services — 0.2%
ACE Cash Express, Inc.,
Sr. Notes, 144A
10.25%	10/01/14	Caa1		750	660,000
Ford Holdings LLC,
Gtd. Notes
9.30%	03/01/30	Ba3		800	932,000
Geo Group, Inc. (The),
Gtd. Notes
7.75%	10/15/17	B1		250	262,500
Iron Mountain, Inc.,
Gtd. Notes
8.75%	07/15/18	B1		500	525,000
R.R. Donnelley & Sons Co.,
Sr. Unsec’d. Notes
7.625%	06/15/20	Baa3		450	482,002
RSC Equipment Rental, Inc./RSC Holdings III LLC,
Sr. Unsec’d. Notes
9.50%	12/01/14	Caa2		1,100	1,155,000

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Commercial Services (continued)
Service Corp. International,
Sr. Unsec’d. Notes
6.75%	04/01/15	B1	$500	$512,500
ServiceMaster Co. (The),
Gtd. Notes, PIK, 144A
10.75%	07/15/15	B3	250	267,500

				4,796,502

Computers — 0.1%
Dell, Inc.,
Sr. Unsec’d. Notes
2.30%	09/10/15	A2	183	178,382
International Business Machines Corp.,
Sr. Unsec’d. Notes
7.625%	10/15/18	Aa3	820	1,043,827
8.00%	10/15/38	Aa3	150	206,035
Stratus Technologies, Inc.,
Sr. Sec’d. Notes, 144A
12.00%	03/29/15	B2	400	336,000
SunGard Data Systems, Inc.,
Gtd. Notes
10.25%	08/15/15	Caa1	500	525,625

				2,289,869

Containers & Packaging
Berry Plastics Corp.,
Sr. Sec’d. Notes
9.50%	05/15/18	Caa1	170	170,425
Sr. Sec’d. Notes, 144A
9.75%	01/15/21	Caa1	125	123,750
CB Smurfit Stone Escrow,
Notes(i)
Zero	06/30/30	NR	300	12,750
Graham Packaging Co., Inc.,
Gtd. Notes
9.875%	10/15/14	Caa1	500	517,500

				824,425

Distribution/Wholesale
Intcomex, Inc.,
Sr. Sec’d. Notes, 144A
13.25%	12/15/14	B3	500	535,000
McJunkin Red Man Corp.,
Sr. Sec’d. Notes, 144A
9.50%	12/15/16	B3	350	330,750

				865,750

Diversified Financial Services — 2.7%
Allstate Life Global Funding Trusts,
Sr. Sec’d. Notes, MTN
5.375%	04/30/13	A1	150	163,344
American Express Co.,
Sr. Unsec’d. Notes
7.00%	03/19/18	A3	320	372,727
American Express Credit Corp.,
Sr. Unsec’d. Notes
7.30%	08/20/13	A2	2,000	2,253,716

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
American General Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.90%	12/15/17	B3	$200	$161,500
AngloGold Ashanti Holdings PLC,
Gtd. Notes (United Kingdom)
5.375%	04/15/20	Baa3	1,055	1,097,200
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.10%	01/15/15	Aa2	50	51,291
5.45%	05/15/19	Aa2	300	329,548
BlackRock, Inc.,
Sr. Unsec’d. Notes
6.25%	09/15/17	A1	240	270,166
Blackstone Holdings Finance Co. LLC,
Sr. Unsec’d. Notes, 144A
5.875%	03/15/21	A(d)	270	258,312
Capital One Bank USA NA,
Sub. Notes
6.50%	06/13/13	Baa1	1,000	1,094,961
8.80%	07/15/19	Baa1	2,050	2,521,580
Caterpillar Financial Services Corp.,
Notes
2.00%	04/05/13	A2	550	559,513
Chukchansi Economic Development Authority,
Sr. Unsec’d. Notes, 144A
8.00%	11/15/13	B3	775	515,375
Clearwire Communications LLC/Clearwire Finance, Inc.,
Sr. Sec’d. Notes, 144A
12.00%	12/01/15	B2	400	431,375
CME Group, Inc.,
Sr. Unsec’d. Notes
5.75%	02/15/14	Aa3	78	86,365
CNG Holdings, Inc.,
Sr. Sub. Notes, 144A
13.75%	08/15/15	NR	100	101,000
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
8.00%	12/15/16	Ba2	250	279,365
General Electric Capital Corp.,
Notes, MTN
5.625%	09/15/17	Aa2	1,200	1,315,800
Sr. Unsec’d. Notes
2.25%	11/09/15	Aa2	375	360,508
5.50%	01/08/20	Aa2	1,050	1,122,961
5.90%	05/13/14	Aa2	2,750	3,043,587
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38	Aa2	750	778,537
6.00%	08/07/19	Aa2	1,850	2,058,293
Goldman Sachs Group, Inc. (The),
Sr. Notes
3.70%	08/01/15	A1	2,335	2,379,160
Sr. Unsec’d. Notes
5.50%	11/15/14	A1	1,500	1,622,182
5.95%	01/18/18	A1	2,155	2,337,923
7.50%	02/15/19	A1	1,810	2,110,444

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
5.90%	(c)	12/21/65	B3	$200	$151,412
ILFC E-Capital Trust II,
Ltd. Gtd. Notes, 144A
6.25%	(c)	12/21/65	B3	350	273,000
Inter-American Development Bank,
Sr. Unsec’d. Notes
2.375%		08/15/17	Aaa	6,000	5,835,600
International Bank For Reconstruction & Development,
Sr. Unsec’d. Notes
1.125%		08/25/14	Aaa	5,500	5,469,013
International Lease Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.625%		09/15/15	B1	250	268,750
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
3.875%		11/09/15	Baa2	185	181,837
8.50%		07/15/19	Baa2	380	434,485
Landry’s Holdings, Inc.,
Sr. Sec’d. Notes, 144A
11.50%		06/01/14	Caa1	225	220,500
Macquarie Group Ltd.,
Sr. Unsec’d. Notes, 144A (Australia)
7.30%		08/01/14	A2	315	343,998
MassMutual Global Funding II,
Sr. Notes, 144A
2.30%		09/28/15	Aa2	100	97,756
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes
6.40%		08/28/17	A2	1,555	1,644,056
Sr. Unsec’d. Notes, MTN
5.00%		01/15/15	A2	700	728,906
Morgan Stanley,
Sr. Unsec’d. Notes
3.45%		11/02/15	A2	600	584,974
4.00%		07/24/15	A2	650	653,370
6.00%		05/13/14	A2	3,850	4,159,848
Sr. Unsec’d. Notes, MTN
5.625%		09/23/19	A2	1,050	1,070,667
6.625%		04/01/18	A2	1,385	1,502,405
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
10.375%		11/01/18	A1	110	151,737
Nomura Holdings, Inc.,
Sr. Unsec’d. Notes (Japan)
5.00%		03/04/15	Baa2	400	417,036
6.70%		03/04/20	Baa2	120	128,435
PNC Funding Corp.,
Bank Gtd. Notes
5.125%		02/08/20	A3	300	312,688
6.70%		06/10/19	A3	160	184,214
SquareTwo Financial Corp.,
Sr. Sec’d. Notes, 144A
11.625%		04/01/17	B2	800	788,000

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Teco Finance, Inc.,
Gtd. Notes
5.15%		03/15/20	Baa3	$500	$518,383
UCI Holdco, Inc.,
Sr. Unsec’d. Notes, PIK
9.25%	(c)	12/15/13	Caa1	890	887,543
Universal City Development Partners Ltd./UCDP Finance, Inc.,
Gtd. Notes
10.875%		11/15/16	B3	500	546,250

					55,231,596

Diversified Machinery
Case New Holland, Inc.,
Sr. Notes, 144A
7.875%		12/01/17	Ba3	75	81,938

Diversified Manufacturing — 0.3%
Amsted Industries, Inc.,
Sr. Notes, 144A
8.125%		03/15/18	B1	250	265,312
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
6.00%		11/27/17	A2	190	214,998
Colt Defense LLC/Colt Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.75%		11/15/17	B3	650	481,000
FGI Holding Co., Inc.,
Gtd. Notes, PIK, 144A
11.25%		10/01/15	B3	514	492,344
General Electric Co.,
Sr. Unsec’d. Notes
5.25%		12/06/17	Aa2	2,015	2,176,389
Harland Clarke Holdings Corp.,
Gtd. Notes
9.50%		05/15/15	Caa1	425	403,750
J.B. Poindexter & Co., Inc.,
Gtd. Notes
8.75%		03/15/14	Caa1	650	651,625
RBS Global, Inc./Rexnord LLC,
Gtd. Notes
8.50%		05/01/18	Caa1	250	265,625
Tyco International Ltd./Tyco International Finance SA,
Gtd. Notes (Bermuda)
7.00%		12/15/19	Baa1	1,200	1,427,338

					6,378,381

Diversified Operations — 0.1%
Hutchison Whampoa International 09 16 Ltd.,
Gtd. Notes, 144A (Cayman Islands)
4.625%		09/11/15	A3	1,000	1,049,882
Hutchison Whampoa International 10 Ltd.,
Gtd. Notes, 144A (Cayman Islands)
6.00%	(c)	12/29/49	Baa2	650	637,000

					1,686,882

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric — 0.7%
AES Eastern Energy,
Pass-Through Certificates
9.67%	01/02/29	Ba2	$400	$429,000
Alabama Power Co.,
Sr. Unsec’d. Notes
5.875%	12/01/22	A2	160	180,052
Cleveland Electric Illuminating Co. (The),
First Mortgage
8.875%	11/15/18	Baa1	120	152,572
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.45%	06/15/20	A3	300	310,932
5.70%	06/15/40	A3	545	579,750
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
5.20%	08/15/19	Baa2	1,700	1,840,476
6.00%	11/30/17	Baa2	250	283,060
Duke Energy Carolinas LLC,
First Ref. Mortgage
7.00%	11/15/18	A1	100	122,303
Sr. Unsec’d. Notes
6.45%	10/15/32	A3	500	570,123
Duke Energy Indiana, Inc.,
First Mortgage
3.75%	07/15/20	A2	90	87,861
Edison Mission Energy,
Sr. Unsec’d. Notes
7.00%	05/15/17	B3	750	594,375
7.20%	05/15/19	B3	250	193,125
Entergy Arkansas, Inc.,
First Mortgage
3.75%	02/15/21	A3	1,035	996,667
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.00%	10/01/20	A3	270	252,676
Georgia Power Co.,
Sr. Unsec’d. Notes
4.75%	09/01/40	A3	30	27,794
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
7.00%	03/15/19	Baa2	170	200,722
KCP&L Greater Missouri Operations Co.,
Sr. Unsec’d. Notes
11.875%	07/01/12	Baa3	250	283,577
LG&E And KU Energy LLC,
Notes, 144A
2.125%	11/15/15	Baa2	1,185	1,136,793
Midamerican Energy Holdings Co.,
Sr. Unsec’d. Notes
6.50%	09/15/37	Baa1	355	401,581
Nevada Power Co.,
Gen. Ref. Mortgage
5.375%	09/15/40	Baa3	420	404,188
6.50%	08/01/18	Baa3	130	150,102

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric (continued)
NiSource Finance Corp.,
Gtd. Notes
6.80%	01/15/19	Baa3	$935	$1,081,796
NRG Energy, Inc.,
Gtd. Notes
7.375%	02/01/16	B1	250	256,250
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
6.80%	09/01/18	Baa1	85	99,498
Sr. Sec’d. Notes, 144A
5.25%	09/30/40	Baa1	990	950,940
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
5.40%	01/15/40	A3	735	742,434
8.25%	10/15/18	A3	130	168,903
Progress Energy, Inc.,
Sr. Unsec’d. Notes
6.00%	12/01/39	Baa2	390	412,131
PSEG Power LLC,
Gtd. Notes
5.32%	09/15/16	Baa1	350	382,970
Public Service Co. of Colorado,
First Mortgage
3.20%	11/15/20	A2	36	33,989
Public Service Electric & Gas Co.,
First Mortgage
2.70%	05/01/15	A2	155	156,380
Southern California Edison Co.,
First Mortgage
5.50%	03/15/40	A1	80	82,951
Southwestern Public Service Co.,
Sr. Unsec’d. Notes
8.75%	12/01/18	Baa1	100	125,327
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.70%	05/15/20	Baa1	1,300	1,338,349

				15,029,647

Electronic Components & Equipment — 0.1%
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
6.00%	04/01/20	Baa3	100	102,121
6.875%	07/01/13	Baa3	200	219,845
Da-Lite Screen Co., Inc.,
Sr. Unsec’d. Notes
12.50%	04/01/15	B1	750	821,250

				1,143,216

Electronics
Koninklijke Philips Electronics NV,
Sr. Unsec’d. Notes (Netherlands)
7.20%	06/01/26	A3	205	244,900

Entertainment — 0.1%
Peninsula Gaming LLC,
Gtd. Notes
10.75%	08/15/17	B3	750	808,125

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Entertainment (continued)
Shingle Springs Tribal Gaming Authority,
Sr. Notes, 144A
9.375%	06/15/15	Caa2	$750	$517,500
WMG Acquisition Corp.,
Gtd. Notes
7.375%	04/15/14	B1	250	240,000

				1,565,625

Environmental Control
Waste Management, Inc.,
Gtd. Notes
4.75%	06/30/20	Baa3	100	102,533

Financial – Bank & Trust — 1.4%
BNP Paribas,
Bank Gtd. Notes (France)
3.25%	03/11/15	Aa2	1,300	1,313,890
CIT Group, Inc.,
Sr. Sec’d. Notes
7.00%	05/01/16	B3	250	250,938
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.587%	12/15/15	A3	86	89,656
5.375%	08/09/20	A3	1,486	1,543,964
5.50%	10/15/14	A3	2,500	2,693,617
6.00%	08/15/17	A3	1,115	1,209,437
6.125%	11/21/17	A3	1,200	1,315,063
6.50%	08/19/13	A3	1,850	2,031,409
Unsec’d. Notes
8.50%	05/22/19	A3	750	931,076
Countrywide Financial Corp.,
Sub. Notes
6.25%	05/15/16	A3	200	205,097
Credit Suisse USA, Inc.,
Bank Gtd. Notes
5.375%	03/02/16	Aa1	240	263,349
Credit Suisse, (Switzerland)
Sr. Unsec’d. Notes
5.30%	08/13/19	Aa1	505	533,416
Sub. Notes
6.00%	02/15/18	Aa2	2,900	3,109,653
Discover Bank,
Sub. Notes
8.70%	11/18/19	Ba1	1,200	1,412,537
Fifth Third Bancorp,
Sr. Unsec’d. Notes
6.25%	05/01/13	Baa1	1,000	1,083,876
UBS AG, (Switzerland)
Deposit Notes
3.875%	01/15/15	Aa3	250	257,655
Notes, MTN
5.875%	12/20/17	Aa3	830	912,856
Sr. Unsec’d. Notes
2.25%	08/12/13	Aa3	3,050	3,076,029
Wachovia Bank NA,
Sub. Notes
5.00%	08/15/15	Aa3	600	640,339
6.00%	11/15/17	Aa3	600	665,679

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Financial – Bank & Trust (continued)
Sub. Notes, MTN
5.60%	03/15/16	Aa3	$3,235	$3,519,997
Wachovia Corp.,
Sr. Unsec’d. Notes
5.75%	02/01/18	A1	1,400	1,554,423

				28,613,956

Food — 0.3%
Chiquita Brands International, Inc.,
Sr. Unsec’d. Notes
8.875%	12/01/15	Caa1	500	510,313
Delhaize Group SA,
Gtd. Notes, 144A (Belgium)
5.70%	10/01/40	Baa3	990	942,370
Grupo Bimbo SAB de CV,
Gtd. Notes, 144A (Mexico)
4.875%	06/30/20	Baa2	890	893,483
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
5.375%	02/10/20	Baa2	1,050	1,130,082
6.125%	02/01/18	Baa2	1,150	1,313,639
6.50%	08/11/17	Baa2	150	174,611
6.50%	02/09/40	Baa2	800	896,503
7.00%	08/11/37	Baa2	150	175,606
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
8.00%	05/01/16	B2	250	239,375

				6,275,982

Food & Staples Retailing — 0.1%
Kroger Co. (The),
Gtd. Notes
5.00%	04/15/13	Baa2	1,000	1,077,349
5.40%	07/15/40	Baa2	23	21,800
6.40%	08/15/17	Baa2	690	792,230

				1,891,379

Forest Products & Paper — 0.2%
ABI Escrow Corp.,
Sr. Sec’d. Notes, 144A
10.25%	10/15/18	B1	150	164,250
Appleton Papers, Inc.,
Sr. Sec’d. Notes, 144A
10.50%	06/15/15	B1	410	405,900
International Paper Co.,
Sr. Unsec’d. Notes
7.95%	06/15/18	Baa3	1,585	1,886,091
NewPage Corp.,
Sr. Sec’d. Notes
11.375%	12/31/14	B2	700	658,000

				3,114,241

Gaming
Isle of Capri Casinos, Inc.,
Gtd. Notes
7.00%	03/01/14	Caa2	750	735,000

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Gas
Atmos Energy Corp.,
Sr. Unsec’d. Notes
4.95%	10/15/14	Baa2	$120	$128,599
Sempra Energy,
Sr. Unsec’d. Notes
6.00%	10/15/39	Baa1	150	158,491
9.80%	02/15/19	Baa1	140	188,210

				475,300

Health Care & Pharmaceutical
Catalent Pharma Solutions, Inc.,
Gtd. Notes, PIK
9.50%	04/15/15	Caa1	615	621,529

Healthcare Products — 0.1%
Becton Dickinson & Co.,
Sr. Unsec’d. Notes
3.25%	11/12/20	A2	600	563,173
Biomet, Inc.,
Gtd. Notes, PIK
10.375%	10/15/17	B3	500	546,250
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
10.875%	11/15/14	B3	250	272,813

				1,382,236

Healthcare Services — 0.3%
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.875%	07/15/15	B3	250	262,500
CIGNA Corp.,
Sr. Notes
4.375%	12/15/20	Baa2	1,000	976,162
HCA, Inc.,
Sec’d. Notes, PIK
9.625%	11/15/16	B2	500	535,625
Health Management Associates, Inc.,
Sr. Sec’d. Notes
6.125%	04/15/16	BB-(d)	250	252,500
Multiplan, Inc.,
Gtd. Notes, 144A
9.875%	09/01/18	Caa1	240	255,000
OnCure Holdings, Inc.,
Sr. Sec’d. Notes, 144A
11.75%	05/15/17	B2	200	189,000
Radiation Therapy Services, Inc.,
Gtd. Notes, 144A
9.875%	04/15/17	Caa1	90	89,775
Select Medical Corp.,
Gtd. Notes
7.625%	02/01/15	B3	500	500,000
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes
9.25%	02/01/15	Caa1	250	266,250
United Surgical Partners International, Inc.,
Gtd. Notes, PIK
9.25%	05/01/17	Caa1	250	260,000

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Healthcare Services (continued)
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
5.70%	10/15/40	Baa1	$1,100	$1,095,229
US Oncology, Inc.,
Sr. Sec’d. Notes
9.125%	08/15/17	Ba3	250	308,125
WellPoint, Inc.,
Sr. Unsec’d. Notes
5.80%	08/15/40	Baa1	870	886,074

				5,876,240

Home Builders
K. Hovnanian Enterprises, Inc.,
Sr. Sec’d. Notes
10.625%	10/15/16	B1	700	717,500

Home Furnishings
Sealy Mattress Co.,
Gtd. Notes
8.25%	06/15/14	Caa1	500	511,250
Simmons Bedding Co.,
Gtd. Notes, 144A
11.25%	07/15/15	B2	250	270,000

				781,250

Household Products/Wares — 0.1%
ACCO Brands Corp.,
Sr. Sec’d. Notes
10.625%	03/15/15	B1	500	562,500
Jarden Corp.,
Gtd. Notes
7.50%	05/01/17	B2	500	526,875
Newell Rubbermaid, Inc.,
Sr. Unsec’d. Notes
4.70%	08/15/20	Baa3	73	72,412
Spectrum Brands Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.50%	06/15/18	B2	250	274,688

				1,436,475

Insurance — 0.5%
ACE INA Holdings, Inc.,
Gtd. Notes
2.60%	11/23/15	A3	1,500	1,476,695
5.60%	05/15/15	A3	170	187,324
Aon Corp.,
Sr. Unsec’d. Notes
3.50%	09/30/15	Baa2	34	34,017
6.25%	09/30/40	Baa2	33	33,923
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.45%	12/15/15	Aa2	133	132,184
5.40%	05/15/18	Aa2	700	767,944
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.85%	12/15/14	Baa3	100	105,506
5.875%	08/15/20	Baa3	125	124,459

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance (continued)
Genworth Financial, Inc.,
Sr. Unsec’d. Notes
7.20%		02/15/21	Baa3	$15	$15,354
7.70%		06/15/20	Baa3	100	105,831
Jackson National Life Global Funding,
Sr. Sec’d. Notes, 144A
5.375%		05/08/13	A1	190	203,808
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
10.75%	(c)	06/15/88	Baa3	750	907,500
MetLife, Inc.,
Sr. Unsec’d. Notes
6.75%		06/01/16	A3	2,450	2,841,909
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
2.50%		01/11/13	Aa3	300	306,552
5.125%		06/10/14	Aa3	1,600	1,740,394
New York Life Global Funding,
Sr. Sec’d. Notes, 144A
3.00%		05/04/15	Aaa	200	204,152
Pacific Life Global Funding,
Sr. Notes, 144A
5.00%		05/15/17	A1	200	204,504
Principal Life Income Funding Trusts,
Sr. Sec’d. Notes, MTN
5.30%		12/14/12	Aa3	160	172,126
Travelers Property Casualty Corp.,
Gtd. Notes
7.75%		04/15/26	A2	190	233,351
USI Holdings Corp.,
Gtd. Notes, 144A
4.161%	(c)	11/15/14	B3	250	218,750

					10,016,283

Investment Company — 0.1%
Xstrata Finance Canada Ltd.,
Gtd. Notes, 144A (Canada)
5.80%		11/15/16	Baa2	1,150	1,261,480

Leisure
Easton-Bell Sports, Inc.,
Sr. Sec’d. Notes
9.75%		12/01/16	B2	250	274,375

Lodging — 0.1%
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
11.25%		06/01/17	Caa1	250	281,250
Harrah’s Operating Co., Inc.,
Sr. Sec’d. Notes
10.00%		12/15/18	CCC(d)	125	114,063
Mandalay Resort Group,
Gtd. Notes
7.625%		07/15/13	Caa3	150	142,125
Marina District Finance Co., Inc.,
Sr. Sec’d. Notes, 144A
9.875%		08/15/18	B2	250	246,250

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Lodging (continued)
MGM Resorts International,
Gtd. Notes
5.875%	02/27/14	CCC+(d)	$250	$230,625
Gtd. Notes, 144A
10.00%	11/01/16	Caa1	250	256,875
Sr. Unsec’d. Notes
11.375%	03/01/18	Caa1	500	542,500

				1,813,688

Media — 0.9%
CBS Corp.,
Gtd. Notes
5.75%	04/15/20	Baa3	34	36,131
5.90%	10/15/40	Baa3	550	529,802
7.875%	07/30/30	Baa3	80	94,455
8.875%	05/15/19	Baa3	50	62,904
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.625%	11/15/17	B3	250	261,250
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
9.25%	12/15/17	B2	500	547,500
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	Baa1	160	221,373
Comcast Cable Communications LLC,
Gtd. Notes
8.875%	05/01/17	Baa1	200	249,873
Comcast Cable Holdings LLC,
Gtd. Notes
10.125%	04/15/22	Baa1	315	427,185
Comcast Corp.,
Gtd. Notes
6.30%	11/15/17	Baa1	1,150	1,316,690
6.40%	03/01/40	Baa1	1,010	1,082,584
COX Enterprises, Inc.,
Sr. Unsec’d. Notes, 144A
7.375%	07/15/27	Baa3	125	141,726
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
7.625%	05/15/16	Baa2	1,500	1,663,125
Discovery Communications LLC,
Gtd. Notes
6.35%	06/01/40	Baa2	490	529,240
DISH DBS Corp.,
Gtd. Notes
7.875%	09/01/19	Ba3	500	522,500
Historic TW, Inc.,
Gtd. Notes
6.875%	06/15/18	Baa2	850	995,647
NBC Universal, Inc.,
Sr. Unsec’d. Notes, 144A
2.10%	04/01/14	Baa2	1,000	997,037
3.65%	04/30/15	Baa2	1,500	1,538,542
5.95%	04/01/41	Baa2	540	539,945

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
News America Holdings, Inc.,
Gtd. Notes
7.70%		10/30/25	Baa1	$100	$114,649
News America, Inc.,
Gtd. Notes
6.65%		11/15/37	Baa1	1,460	1,617,083
7.25%		05/18/18	Baa1	300	361,957
7.625%		11/30/28	Baa1	100	116,533
Quebecor Media, Inc.,
Sr. Unsec’d. Notes (Canada)
7.75%		03/15/16	B1	500	519,760
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
8.75%		04/01/15	B3	750	811,875
TCI Communications, Inc.,
Sr. Unsec’d. Notes
8.75%		08/01/15	Baa1	150	184,633
Time Warner Cable, Inc.,
Gtd. Notes
6.75%		06/15/39	Baa2	750	828,355
8.25%		04/01/19	Baa2	300	372,652
8.75%		02/14/19	Baa2	200	254,494
Time Warner Entertainment Co. LP,
Gtd. Notes
8.375%		07/15/33	Baa2	120	151,437
Time Warner, Inc.,
Gtd. Notes
6.20%		03/15/40	Baa2	300	318,916
Viacom, Inc.,
Sr. Unsec’d. Notes
6.25%		04/30/16	Baa1	140	159,324
6.875%		04/30/36	Baa1	225	258,154

					17,827,331

Mining — 0.2%
Anglo American Capital PLC,
Gtd. Notes, 144A (United Kingdom)
9.375%		04/08/14	Baa1	900	1,083,577
Gold Fields Orogen Holding BVI Ltd.,
Gtd. Notes, 144A (British Virgin Islands)
4.875%		10/07/20	Baa3	920	880,103
Noranda Aluminum Acquisition Corp.,
Gtd. Notes, PIK
5.193%	(c)	05/15/15	B3	85	77,027
Rio Tinto Finance USA Ltd.,
Gtd. Notes (Australia)
3.50%		11/02/20	A3	58	55,058
8.95%		05/01/14	A3	185	223,983
Vale Overseas Ltd.,
Gtd. Notes (Cayman Islands)
6.25%		01/23/17	Baa2	650	724,818
6.875%		11/21/36	Baa2	1,000	1,099,982

					4,144,548

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Office Equipment — 0.1%
Pitney Bowes, Inc.,
Sr. Unsec’d. Notes
4.875%	08/15/14	A2	$195	$205,373
6.25%	03/15/19	A2	55	58,619
Xerox Corp.,
Sr. Unsec’d. Notes
4.25%	02/15/15	Baa2	910	952,191
6.75%	02/01/17	Baa2	200	231,097

				1,447,280

Oil & Gas — 1.0%
Alberta Energy Co. Ltd.,
Sr. Unsec’d. Notes (Canada)
7.375%	11/01/31	Baa2	350	402,131
Alon Refining Krotz Springs, Inc.,
Sr. Sec’d. Notes
13.50%	10/15/14	B2	400	384,000
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/15/17	Ba1	450	490,188
8.70%	03/15/19	Ba1	350	427,423
Apache Corp.,
Sr. Unsec’d. Notes
5.25%	02/01/42	A3	800	794,990
BP Capital Markets PLC,
Gtd. Notes (United Kingdom)
3.875%	03/10/15	A2	320	330,077
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes (Canada)
4.90%	12/01/14	Baa1	1,145	1,243,020
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes (Canada)
4.50%	09/15/14	Baa2	2,350	2,518,152
Citgo Petroleum Corp.,
Sr. Sec’d. Notes, 144A
11.50%	07/01/17	Ba2	80	89,600
ConocoPhillips,
Gtd. Notes
4.75%	02/01/14	A1	1,000	1,086,262
6.50%	02/01/39	A1	1,190	1,415,033
Sr. Unsec’d. Notes
6.65%	07/15/18	A1	250	300,219
ENI SpA,
Sr. Unsec’d. Notes, 144A (Italy)
5.70%	10/01/40	Aa3	250	240,264
EOG Resources, Inc.,
Sr. Unsec’d. Notes
4.10%	02/01/21	A3	200	196,704
Global Geophysical Services, Inc.,
Gtd. Notes
10.50%	05/01/17	B3	75	74,625
Helix Energy Solutions Group, Inc.,
Gtd. Notes, 144A
9.50%	01/15/16	B3	250	256,875
Nexen, Inc.,
Sr. Unsec’d. Notes (Canada)
6.40%	05/15/37	Baa3	790	765,417

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil & Gas (continued)
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
1.45%		12/13/13	A2	$2,000	$2,008,746
Petro-Canada,
Sr. Unsec’d. Notes (Canada)
6.05%		05/15/18	Baa2	186	211,327
Pioneer Drilling Co.,
Gtd. Notes
9.875%		03/15/18	B(d)	500	528,750
Shell International Finance BV,
Gtd. Notes (Netherlands)
4.00%		03/21/14	Aa1	1,000	1,064,097
4.375%		03/25/20	Aa1	2,025	2,123,935
Suncor Energy, Inc.,
Sr. Unsec’d. Notes (Canada)
6.10%		06/01/18	Baa2	2,500	2,874,460
Talisman Energy, Inc.,
Sr. Unsec’d. Notes (Canada)
7.75%		06/01/19	Baa2	145	179,010
Tosco Corp.,
Sr. Unsec’d. Notes
8.125%		02/15/30	A1	150	194,288
Transocean, Inc.,
Gtd. Notes (Cayman Islands)
6.50%		11/15/20	Baa3	205	217,652
Western Refining, Inc.,
Sr. Sec’d. Notes, 144A
10.75%	(c)	06/15/14	B3	244	259,860
11.25%		06/15/17	B3	266	287,280

					20,964,385

Oil & Gas Services
Weatherford International Ltd.,
Gtd. Notes (Bermuda)
6.75%		09/15/40	Baa2	540	567,150

Pharmaceuticals — 0.3%
Abbott Laboratories,
Sr. Unsec’d. Notes
5.30%		05/27/40	A1	810	831,987
Elan Finance PLC/Elan Finance Corp.,
Gtd. Notes (Ireland)
8.75%		10/15/16	B2	200	201,000
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
2.75%		09/15/15	Baa3	55	54,567
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.25%		01/15/16	A1	2,300	2,271,087
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC,
Gtd. Notes (Netherlands)
3.00%		06/15/15	A3	1,000	1,017,478
Watson Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
6.125%		08/15/19	Baa3	790	874,798

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Wyeth,
Gtd. Notes
5.50%	02/01/14	A1	$200	$222,341

				5,473,258

Pipelines — 0.4%
CenterPoint Energy Resource Corp.,
Sr. Unsec’d. Notes
7.875%	04/01/13	Baa3	100	113,044
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
5.35%	03/15/20	Baa2	390	404,210
6.75%	09/15/37	Baa2	350	378,245
Enterprise Products Operating LLC,
Gtd. Notes
7.55%	04/15/38	Baa3	850	1,019,155
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
6.50%	09/01/39	Baa2	600	619,821
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
6.65%	01/15/37	Baa3	975	1,024,799
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
3.90%	04/15/15	Ba1	1,000	989,092
Spectra Energy Capital LLC,
Gtd. Notes
6.20%	04/15/18	Baa2	380	422,052
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes (Canada)
6.10%	06/01/40	A3	630	693,491
7.125%	01/15/19	A3	250	306,019
Williams Partners LP/Williams Partners Finance Co.,
Sr. Unsec’d. Notes
7.25%	02/01/17	Baa3	1,930	2,243,662

				8,213,590

Real Estate Investment Trusts — 0.2%
CommonWealth REIT,
Sr. Unsec’d. Notes
5.875%	09/15/20	Baa2	120	115,489
6.65%	01/15/18	Baa2	185	192,715
Duke Realty LP,
Sr. Unsec’d. Notes
6.75%	03/15/20	Baa2	610	661,781
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
4.70%	09/15/17	Baa2	535	533,024
4.95%	01/15/21	Baa2	400	385,421
6.125%	04/15/20	Baa2	500	526,332
Host Hotels & Resorts LP,
Gtd. Notes
6.75%	06/01/16	Ba1	250	255,313
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
7.75%	08/15/19	Baa2	1,030	1,198,668

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (cont’d.)
Simon Property Group LP,
Sr. Unsec’d. Notes
6.125%		05/30/18	A3	$455	$511,396
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
3.125%		11/30/15	Baa3	525	505,830

					4,885,969

Retail — 0.3%
Darden Restaurants, Inc.,
Sr. Unsec’d. Notes
6.80%		10/15/37	Baa3	320	346,656
Dave & Buster’s, Inc.,
Gtd. Notes
11.00%		06/01/18	B3	10	10,975
Landry’s Restaurants, Inc.,
Sr. Sec’d. Notes
11.625%		12/01/15	B3	200	213,500
Michaels Stores, Inc.,
Gtd. Notes
10.85%	(t)	11/01/16	Caa2	900	891,000
NBC Acquisition Corp.,
Sr. Disc. Notes
11.00%		03/15/13	Caa3	900	576,000
Neiman Marcus Group, Inc. (The),
Gtd. Notes, PIK
9.00%		10/15/15	Caa1	250	261,875
Real Mex Restaurants, Inc.,
Sr. Sec’d. Notes
14.00%		01/01/13	B3	500	520,000
Rite Aid Corp.,
Gtd. Notes
9.50%		06/15/17	Caa3	1,000	850,000
Sr. Sec’d. Notes
7.50%		03/01/17	Caa2	250	240,312
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
5.00%		10/25/40	Aa2	850	825,575
6.50%		08/15/37	Aa2	750	881,136

					5,617,029

Retail & Merchandising — 0.1%
CVS Caremark Corp.,
Sr. Unsec’d. Notes
6.125%		09/15/39	Baa2	1,065	1,137,908
Staples, Inc.,
Gtd. Notes
9.75%		01/15/14	Baa2	90	109,066
Target Corp.,
Sr. Unsec’d. Notes
7.00%		01/15/38	A2	600	735,561

					1,982,535

Savings & Loan — 0.1%
Nationwide Building Society,
Sr. Unsec’d. Notes, 144A (United Kingdom)
4.65%		02/25/15	Aa3	1,150	1,159,370

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Semiconductors — 0.1%
Amkor Technologies, Inc.,
Sr. Notes
9.25%	06/01/16	Ba3	$250	$265,000
Freescale Semiconductor, Inc.,
Sr. Sec’d. Notes, 144A
9.25%	04/15/18	B2	745	819,500

				1,084,500

Software — 0.1%
First Data Corp.,
Gtd. Notes
9.875%	09/24/15	Caa1	35	33,297
Sr. Notes, 144A
12.625%	01/15/21	Caa1	271	258,805
Sr. Sec’d. Notes, 144A
8.25%	01/15/21	Caa1	153	146,880
Sr. Sec’d. Notes, PIK, 144A
8.75%	01/15/22	Caa1	118	114,165
Oracle Corp.,
Sr. Notes, 144A
3.875%	07/15/20	A2	205	203,788
Sr. Unsec’d. Notes
6.125%	07/08/39	A2	1,000	1,122,208
6.50%	04/15/38	A2	200	233,104

				2,112,247

Telecommunications — 1.2%
America Movil SAB de CV,
Gtd. Notes (Mexico)
5.00%	03/30/20	A2	2,020	2,099,685
AT&T Corp.,
Gtd. Notes
8.00%	11/15/31	A2	9	11,312
AT&T, Inc.,
Sr. Unsec’d. Notes
5.60%	05/15/18	A2	200	223,149
6.30%	01/15/38	A2	2,550	2,690,118
Sr. Unsec’d. Notes, 144A
5.35%	09/01/40	A2	273	256,747
Avaya, Inc.,
Gtd. Notes
9.75%	11/01/15	Caa2	750	763,125
BellSouth Telecommunications, Inc.,
Sr. Unsec’d. Notes
7.00%	10/01/25	A2	680	749,274
British Telecommunications PLC,
Sr. Unsec’d. Notes (United Kingdom)
9.875%	12/15/30	Baa2	635	846,348
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.50%	01/15/40	A1	1,100	1,149,140
Digicel Ltd.,
Sr. Notes, 144A (Bermuda)
8.25%	09/01/17	B1	250	256,250
France Telecom SA,
Sr. Unsec’d. Notes (France)
8.50%	03/01/31	A3	80	108,754

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.625%		03/15/15	Ba2		$300	$313,500
GCI, Inc.,
Sr. Unsec’d. Notes
8.625%		11/15/19	B2		500	541,250
Intelsat Jackson Holdings SA, (Luxembourg)
Gtd. Notes
11.25%		06/15/16	Caa2		250	269,375
Sr. Unsec’d. Notes, 144A
7.25%		10/15/20	B3		250	252,500
Intelsat Luxembourg SA,
Gtd. Notes, PIK (Luxembourg)
11.50%		02/04/17	Caa3		797	880,547
Level 3 Financing, Inc.,
Gtd. Notes
10.00%		02/01/18	Caa1		750	720,000
MetroPCS Wireless, Inc.,
Gtd. Notes
7.875%		09/01/18	B2		250	259,375
PAETEC Holding Corp.,
Gtd. Notes
9.50%		07/15/15	Caa1		250	258,750
Sr. Sec’d. Notes
8.875%		06/30/17	Ba3		250	266,875
Portugal Telecom International Finance BV,
Sr. Unsec’d. Notes (Netherlands)
4.125%		08/28/14	Baa2	EUR	1,250	1,674,562
Qwest Communications International, Inc.,
Gtd. Notes
7.50%		02/15/14	Ba2		250	253,125
Rogers Communications, Inc.,
Gtd. Notes (Canada)
6.375%		03/01/14	Baa2		954	1,071,918
Sprint Capital Corp.,
Gtd. Notes
8.75%		03/15/32	Ba3		500	505,000
Telecom Italia Capital SA,
Gtd. Notes (Luxembourg)
4.95%		09/30/14	Baa2		1,130	1,157,734
6.175%		06/18/14	Baa2		700	744,428
6.999%		06/04/18	Baa2		80	84,706
Telefonica Emisiones SAU,
Gtd. Notes (Spain)
0.616%	(c)	02/04/13	Baa1		1,500	1,473,521
6.221%		07/03/17	Baa1		120	129,051
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
6.10%		04/15/18	A3		1,435	1,630,048
6.35%		04/01/19	A3		615	709,805
6.90%		04/15/38	A3		1,015	1,183,848
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.75%		12/01/30	A3		200	248,111
Verizon Pennsylvania, Inc.,
Sr. Unsec’d. Notes
8.35%		12/15/30	Baa1		500	580,820

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Windstream Corp.,
Gtd. Notes
8.625%	08/01/16	Ba3		$500	$526,250

					24,889,001

Tobacco — 0.1%
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.65%	05/16/18	A2		1,765	1,989,903

Transportation — 0.2%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
5.65%	05/01/17	A3		500	557,254
5.75%	03/15/18	A3		600	676,047
5.75%	05/01/40	A3		1,050	1,086,348
Canadian Pacific Railway Co.,
Sr. Unsec’d. Notes (Canada)
7.25%	05/15/19	Baa3		1,100	1,308,517
CMA CGM SA,
Sr. Unsec’d. Notes, 144A (France)
5.50%	05/16/12	NR	EUR	380	510,336
CSX Corp.,
Sr. Unsec’d. Notes
6.25%	04/01/15	Baa3		90	102,279
7.375%	02/01/19	Baa3		100	120,624
General Maritime Corp.,
Gtd. Notes
12.00%	11/15/17	Caa2		428	413,020
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
3.60%	03/01/16	Baa1		82	81,749
Union Pacific Corp.,
Sr. Unsec’d. Notes
5.78%	07/15/40	Baa2		240	241,694

					5,097,868

Water
American Water Capital Corp.,
Sr. Unsec’d. Notes
6.085%	10/15/17	Baa2		200	224,359

TOTAL CORPORATE BONDS (cost $306,275,291)					310,473,237

FOREIGN GOVERNMENT BONDS — 0.5%
Australia Government,
Sr. Unsec’d. Notes (Australia)
4.00%	08/20/20	Aaa	AUD	2,000	3,308,916
Bundesobligation,
Bonds (Germany)
4.00%	10/11/13	Aaa	EUR	1,000	1,442,906
Bundesrepublik Deutschland,
Bonds (Germany)
4.25%	01/04/14	Aaa	EUR	1,000	1,455,227
Finland Government International Bond,
Notes (Finland)
1.25%	10/19/15	Aaa		4,500	4,336,353

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Province of Ontario Canada,
Sr. Unsec’d. Notes (Canada)
2.70%		06/16/15	Aa1	$350	$357,693
Province of Quebec Canada,
Notes, MTN (Canada)
6.35%		01/30/26	Aa2	120	144,055

TOTAL FOREIGN GOVERNMENT BONDS (cost $10,795,024)					11,045,150

MUNICIPAL BONDS
New York
New York State Dormitory Authority,
Revenue Bonds
5.60%		03/15/40	AAA(d)	150	147,466
Port Authority of New York & New Jersey,
Revenue Bonds
5.647%		11/01/40	Aa2	220	212,542

					360,008

Ohio
American Municipal Power-Ohio, Inc.,
Revenue Bonds
7.499%		02/15/50	A3	150	154,580

TOTAL MUNICIPAL BONDS (cost $516,057)					514,588

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 9.5%
ABN AMRO Mortgage Corp.,
Series 2003-9, Class A1
4.50%		08/25/18	AAA(d)	403	411,057
American Home Mortgage Assets,
Series 2006-2, Class 1A1
1.288%	(c)	09/25/46	Caa3	797	458,146
Series 2006-2, Class 2A1
0.451%	(c)	09/25/46	Caa2	739	406,212
Banc of America Alternative Loan Trust,
Series 2003-5, Class 2A1
5.00%		07/25/18	Aaa	912	937,565
Series 2003-7, Class 2A4
5.00%		09/25/18	Aa1	856	870,523
Series 2003-11, Class 2A1
6.00%		01/25/34	Aaa	478	476,081
Series 2004-1, Class 1A1
6.00%		02/25/34	Aaa	390	406,393
Series 2004-6, Class 4A1
5.00%		07/25/19	Aaa	651	658,874
Banc of America Funding Corp.,
Series 2005-7, Class 30PO, PO
5.68%		11/25/35	B3	228	123,462
Series 2006-1, Class 2A1
5.50%		01/25/36	Ba2	96	94,334
Series 2010-R5, Class 5A6, 144A
0.555%	(c)	05/26/37	AAA(d)	382	376,980

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Mortgage Securities, Inc.,
Series 2003-3, Class 1A7
5.50%		05/25/33	AAA(d)	$1,270	$1,294,287
Series 2004-5, Class 3A3
5.00%		06/25/19	AAA(d)	1,113	1,157,010
Series 2004-C, Class 2A1
3.013%	(c)	04/25/34	AAA(d)	736	713,535
Series 2005-10, Class 1A13
5.50%		11/25/35	B2	41	40,054
Series 2005-E, Class 2A6
2.866%	(c)	06/25/35	B2	500	469,316
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-4, Class 3A1
5.007%	(c)	07/25/33	Aaa	553	559,819
Chase Mortgage Finance Corp.,
Series 2003-S12, Class 1A1
4.75%		12/25/18	AAA(d)	447	458,545
Series 2003-S13, Class A2
5.00%		11/25/33	AAA(d)	745	759,330
Citicorp Mortgage Securities, Inc.,
Series 2004-4, Class A4
5.50%		06/25/34	AAA(d)	1,174	1,222,388
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-1, Class 3A4
5.25%		09/25/33	AAA(d)	709	742,379
Series 2006-4, Class 1A1
5.50%		12/25/20	B3	200	182,481
Series 2008-AR4, Class 1A1A
5.427%	(c)	11/25/38	AAA(d)	854	865,511
Citimortgage Alternative Loan Trust,
Series 2006-A1, Class 1A5
5.50%		04/25/36	Caa2	900	768,206
Countrywide Alternative Loan Trust,
Series 2003-13T1, Class A10
4.00%		08/25/33	AAA(d)	989	981,696
Series 2003-21T1, Class A2
5.25%		12/25/33	AAA(d)	385	391,880
Series 2005-J6, Class 2A1
5.50%		07/25/25	Caa1	139	133,210
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-J13, Class 1A7
5.25%		01/25/34	AAA(d)	725	730,425
Series 2004-4, Class A13
5.25%		05/25/34	Aaa	1,337	1,381,602
Series 2004-5, Class 2A9
5.25%		05/25/34	Aaa	1,203	1,250,106
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR24, Class 2A4
2.807%	(c)	10/25/33	Aa1	362	316,742
Series 2004-AR3, Class 6M1
1.361%	(c)	04/25/34	Aa2	314	270,054
Series 2004-AR5, Class 7A2
2.707%	(c)	06/25/34	A1	421	401,319
Series 2005-5, Class 1A1
5.00%		07/25/20	B1	903	929,343

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Deutsche Alt-A Securities, Inc./Alternate Loan Trust,
Series 2005-1, Class 2A1
5.618%	(c)	02/25/20	B2	$93	$92,031
Fannie Mae,
Series 1993-119, Class H
6.50%		07/25/23	Aaa	934	1,072,467
Series 1993-141, Class Z
7.00%		08/25/23	Aaa	610	695,019
Series 1993-147, Class Z
7.00%		08/25/23	Aaa	528	591,468
Series 1996-4, Class SA, IO
8.219%	(c)	02/25/24	Aaa	247	53,060
Series 1997-33, Class PA
8.50%		06/18/27	Aaa	999	1,197,301
Series 1997-57, Class PN
5.00%		09/18/27	Aaa	580	609,700
Series 1999-W4, Class A9
6.25%		02/25/29	Aaa	1,121	1,196,532
Series 2001-16, Class Z
6.00%		05/25/31	Aaa	1,274	1,402,516
Series 2001-81, Class HE
6.50%		01/25/32	Aaa	542	604,193
Series 2002-26, Class A2
7.50%		01/25/48	Aaa	845	952,005
Series 2002-90, Class A2
6.50%		11/25/42	Aaa	437	501,833
Series 2002-T1, Class A2
7.00%		11/25/31	Aaa	1,177	1,387,773
Series 2002-W6, Class 2A1
6.836%	(c)	06/25/42	Aaa	484	542,231
Series 2003-18, Class A1
6.50%		12/25/42	Aaa	706	811,252
Series 2003-21, Class OU
5.50%		03/25/33	Aaa	991	1,081,702
Series 2003-24, Class MZ
5.50%		04/25/33	Aaa	1,193	1,286,980
Series 2003-64, Class KF
0.758%	(c)	07/25/18	Aaa	930	938,726
Series 2003-81, Class FC
0.661%	(c)	08/25/17	Aaa	528	529,550
Series 2003-86, Class OE
5.00%		03/25/32	Aaa	370	392,234
Series 2003-122, Class KA
4.50%		12/25/18	Aaa	729	753,449
Series 2003-W2, Class 2A9
5.90%		07/25/42	Aaa	361	397,274
Series 2003-W3, Class 2A5
5.356%		06/25/42	Aaa	892	963,388
Series 2003-W6, Class 1A41
5.398%		10/25/42	Aaa	865	924,117
Series 2003-W6, Class 3A
6.50%		09/25/42	Aaa	886	982,682
Series 2003-W12, Class 2A7
4.68%		06/25/43	Aaa	950	982,003

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2004-36, Class SA
18.808%	(c)	05/25/34	Aaa	$298	$378,062
Series 2004-60, Class PA
5.50%		04/25/34	Aaa	606	658,807
Series 2004-61, Class NS, IO
7.439%	(c)	08/25/34	Aaa	88	17,187
Series 2004-68, Class LC
5.00%		09/25/29	Aaa	1,170	1,242,386
Series 2004-72, Class S, IO
6.239%	(c)	09/25/34	Aaa	188	33,539
Series 2004-92, Class SQ, IO
6.389%	(c)	05/25/34	Aaa	164	25,906
Series 2004-101, Class HD
5.00%		01/25/20	Aaa	800	865,349
Series 2004-W2, Class 2A2
7.00%		02/25/44	Aaa	849	1,000,765
Series 2004-W2, Class 5A
7.50%		03/25/44	Aaa	960	1,099,305
Series 2004-W6, Class 3A4
6.50%		07/25/34	Aaa	1,011	1,123,818
Series 2004-W8, Class 2A
6.50%		06/25/44	Aaa	931	1,069,420
Series 2004-W11, Class 1A1
6.00%		05/25/44	Aaa	910	1,002,769
Series 2005-5, Class SD, IO
6.439%	(c)	01/25/35	Aaa	218	32,442
Series 2005-13, Class AS, IO
5.839%	(c)	03/25/35	Aaa	100	13,753
Series 2005-14, Class ME
5.00%		10/25/33	Aaa	275	293,449
Series 2005-22, Class DA
5.50%		12/25/34	Aaa	538	591,186
Series 2005-30, Class UG
5.00%		04/25/35	Aaa	625	643,378
Series 2005-57, Class NK
20.958%	(c)	07/25/35	Aaa	113	139,018
Series 2005-74, Class SE, IO
5.84%		09/25/35	Aaa	513	69,722
Series 2005-79, Class NS, IO
5.829%	(c)	09/25/35	Aaa	407	57,222
Series 2005-84, Class XM
5.75%		10/25/35	Aaa	585	639,800
Series 2005-87, Class QZ
5.00%		10/25/35	Aaa	627	681,002
Series 2005-110, Class GL
5.50%		12/25/35	Aaa	562	603,334
Series 2005-110, Class MJ
5.50%		01/25/33	Aaa	1,597	1,691,408
Series 2005-W1, Class 1A2
6.50%		10/25/44	Aaa	660	757,668
Series 2005-W4, Class 1A1
6.00%		08/25/35	Aaa	684	765,670
Series 2006-2, Class LY
8.00%	(c)	12/25/35	Aaa	113	114,697
Series 2006-3, Class SG
13.316%	(c)	11/25/35	Aaa	636	660,400

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-20, Class IB, IO
6.329%	(c)	04/25/36	Aaa	$2,442	$347,621
Series 2006-23, Class NS
9.00%	(c)	04/25/36	Aaa	137	142,861
Series 2006-43, Class SD, IO
6.339%	(c)	06/25/36	Aaa	1,439	216,853
Series 2006-45, Class NW
5.50%		01/25/35	Aaa	700	765,082
Series 2006-61, Class GS
24.544%	(c)	07/25/36	Aaa	113	114,541
Series 2006-65, Class TE
5.50%		05/25/35	Aaa	740	818,335
Series 2006-77, Class PC
6.50%		08/25/36	Aaa	1,060	1,198,151
Series 2006-81, Class NC
6.00%		02/25/33	Aaa	1,250	1,324,457
Series 2006-108, Class S, IO
6.939%	(c)	11/25/36	Aaa	124	23,490
Series 2006-111, Class SB, IO
6.359%	(c)	11/25/36	Aaa	487	77,923
Series 2006-113, Class PQ, IO
6.389%	(c)	07/25/36	Aaa	362	54,710
Series 2006-115, Class OM, PO
6.49%		12/25/36	Aaa	217	201,543
Series 2007-23, Class BC
6.00%		02/25/36	Aaa	422	452,720
Series 2007-24, Class SD, IO
6.489%	(c)	03/25/37	Aaa	300	48,187
Series 2007-26, Class S, IO
5.839%	(c)	04/25/37	Aaa	585	74,421
Series 2007-32, Class SH, IO
5.86%		04/25/37	Aaa	367	45,299
Series 2007-46, Class PA
6.00%		04/25/37	Aaa	1,579	1,739,477
Series 2007-58, Class SV, IO
6.489%	(c)	06/25/37	Aaa	4,130	520,378
Series 2007-102, Class SA, IO
6.139%	(c)	11/25/37	Aaa	6,691	926,005
Series 2007-W7, Class 2A2, IO
6.269%	(c)	07/25/37	Aaa	210	23,752
Series 2007-W10, Class 2A
6.189%	(c)	08/25/47	Aaa	1,055	1,194,029
Series 2008-68, Class VK
5.50%		03/25/27	Aaa	935	1,022,765
Series 2008-87, Class AS, IO
7.389%	(c)	07/25/33	Aaa	394	69,419
Series 2008-91, Class SI, IO
5.739%	(c)	03/25/38	Aaa	8,555	921,334
Series 2008-95, Class AI, IO
5.00%		12/25/23	Aaa	1,506	155,557
Series 2009-15, Class SA, IO
5.939%	(c)	03/25/24	Aaa	2,228	262,193
Series 2009-62, Class WA
5.554%	(c)	08/25/39	Aaa	2,396	2,500,158
Series 2009-87, Class SG, IO
5.99%		11/25/39	Aaa	1,123	160,993

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2009-87, Class SX, IO
5.989%	(c)	11/25/39	Aaa	$289	$39,990
Series 2009-108, Class VN
5.00%		09/25/39	Aaa	1,362	1,466,862
Series 2009-112, Class ST, IO
5.989%	(c)	01/25/40	Aaa	8,197	950,316
Series 2009-112, Class SW, IO
5.99%		01/25/40	Aaa	5,389	628,184
Series 2010-10, Class NT
5.00%		02/25/40	Aaa	1,290	1,335,863
Series 2010-19, Class MV
5.00%		02/25/21	Aaa	1,266	1,369,384
Series 2010-19, Class VA
5.00%		02/25/21	Aaa	1,412	1,518,074
Series 2010-35, Class SB, IO
6.159%	(c)	04/25/40	Aaa	3,486	436,527
Series 2010-43, Class CI, IO
4.50%		02/25/25	Aaa	3,060	261,914
Series 2010-49, Class SC
12.139%	(c)	03/25/40	Aaa	595	661,404
Series 2010-64, Class DM
5.00%		06/25/40	Aaa	1,108	1,168,165
Series 2010-111, Class AE
5.50%		04/25/38	Aaa	1,425	1,532,972
Series 2010-139, Class SA, IO
5.769%	(c)	12/25/40	Aaa	1,577	225,184
Series 293, Class 1, PO
6.66%		12/01/24	Aaa	867	737,043
Series 369, Class 12, IO
5.50%	(c)	05/01/36	Aaa	4,073	640,999
Series G93-17, Class S, IO
8.719%	(c)	04/25/23	Aaa	729	158,894
FHLMC Structured Pass-Through Securities,
Series T-58, Class 3A
7.00%		09/25/43	Aaa	1,157	1,341,832
FHLMC-GNMA,
Series 24, Class ZE
6.25%		11/25/23	Aaa	987	1,096,398
First Horizon Asset Securities, Inc.,
Series 2003-7, Class 2A1
4.50%		09/25/18	Aaa	287	294,895
Series 2003-AR3, Class 3A1
2.834%	(c)	09/25/33	AAA(d)	1,327	1,298,160
Series 2005-6, Class 1A1
5.50%		11/25/35	BB(d)	188	180,577
Freddie Mac,
Series 1049, Class S
38.063%	(c)	02/15/21	Aaa	27	47,833
Series 1621, Class J
6.40%		11/15/23	Aaa	325	348,162
Series 1630, Class PK
6.00%		11/15/23	Aaa	993	1,095,633
Series 1680, Class PK
6.50%		02/15/24	Aaa	1,082	1,230,682
Series 1695, Class EB
7.00%		03/15/24	Aaa	1,086	1,219,810

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 1980, Class Z
7.00%		07/15/27	Aaa	$1,066	$1,239,309
Series 2378, Class PE
5.50%		11/15/16	Aaa	768	840,243
Series 2517, Class VD
5.50%		09/15/20	Aaa	149	149,825
Series 2535, Class AW
5.50%		12/15/32	Aaa	959	1,049,408
Series 2557, Class HL
5.30%		01/15/33	Aaa	2,483	2,628,395
Series 2561, Class UE
5.50%		06/15/22	Aaa	606	646,973
Series 2564, Class VJ
5.50%		10/15/22	Aaa	1,000	1,090,893
Series 2595, Class GC
5.50%		04/15/23	Aaa	827	906,665
Series 2600, Class MD
5.50%		06/15/32	Aaa	875	939,487
Series 2611, Class TM
10.00%	(c)	05/15/33	Aaa	274	303,695
Series 2626, Class JC
5.00%		06/15/23	Aaa	1,607	1,674,408
Series 2628, Class AB
4.50%		06/15/18	Aaa	926	982,930
Series 2630, Class FL
0.76%	(c)	06/15/18	Aaa	828	836,662
Series 2643, Class SA
43.808%	(c)	03/15/32	Aaa	148	229,602
Series 2649, Class VB
5.50%		10/15/22	Aaa	785	860,719
Series 2661, Class FG
0.71%	(c)	03/15/17	Aaa	396	397,313
Series 2663, Class JA
5.00%		08/15/18	Aaa	591	628,529
Series 2677, Class ME
5.00%		03/15/32	Aaa	375	397,613
Series 2691, Class VU
5.50%		08/15/23	Aaa	1,000	1,096,222
Series 2694, Class QH
4.50%		03/15/32	Aaa	225	238,116
Series 2707, Class KJ
5.00%		11/15/18	Aaa	833	886,896
Series 2735, Class SJ
11.983%	(c)	01/15/34	Aaa	25	25,302
Series 2827, Class QE
5.50%		03/15/33	Aaa	1,400	1,514,583
Series 2864, Class NB
5.50%		07/15/33	Aaa	1,235	1,362,557
Series 2885, Class LZ
6.00%		11/15/34	Aaa	892	948,608
Series 2893, Class PE
5.00%		11/15/34	Aaa	915	950,648
Series 2897, Class EO, PO
5.45%		10/15/31	Aaa	211	199,648
Series 2921, Class MD
5.00%		06/15/33	Aaa	2,000	2,106,433

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2922, Class SU
13.779%	(c)	02/15/35	Aaa	$238	$255,230
Series 2944, Class OH
5.50%		03/15/35	Aaa	1,750	1,880,239
Series 2988, Class TY
5.50%		06/15/25	Aaa	1,000	1,098,645
Series 2990, Class SR, IO
6.39%	(c)	03/15/35	Aaa	3,646	502,107
Series 3031, Class AG
5.00%		02/15/34	Aaa	1,000	1,070,086
Series 3045, Class DI, IO
6.47%	(c)	10/15/35	Aaa	1,201	170,416
Series 3080, Class VB
5.00%		06/15/25	Aaa	1,000	1,069,160
Series 3122, Class DS, IO
6.44%	(c)	03/15/36	Aaa	634	104,558
Series 3151, Class PD
6.00%		11/15/34	Aaa	1,400	1,530,941
Series 3201, Class IN, IO
5.99%	(c)	08/15/36	Aaa	4,388	616,257
Series 3218, Class HS, IO
6.94%	(c)	09/15/26	Aaa	2,679	417,291
Series 3219, Class OD
6.00%		06/15/33	Aaa	690	748,996
Series 3306, Class TB
3.01%	(c)	04/15/37	Aaa	358	346,167
Series 3306, Class TC
2.47%	(c)	04/15/37	Aaa	315	301,159
Series 3316, Class GD
5.50%		06/15/35	Aaa	1,415	1,543,537
Series 3383, Class KB
5.50%		11/15/27	Aaa	1,140	1,242,513
Series 3385, Class SN, IO
5.74%	(c)	11/15/37	Aaa	1,900	201,718
Series 3406, Class B
6.00%		01/15/38	Aaa	1,360	1,496,850
Series 3410, Class SD, IO
6.74%	(c)	02/15/38	Aaa	338	58,043
Series 3419, Class AP
5.00%		04/15/33	Aaa	1,000	1,053,066
Series 3449, Class SL, IO
6.22%	(c)	03/15/37	Aaa	288	41,057
Series 3456, Class JA
5.00%		04/15/26	Aaa	448	465,418
Series 3564, Class JA
4.00%		01/15/18	Aaa	715	753,761
Series 3593, Class SL, IO
6.14%	(c)	11/15/24	Aaa	3,013	373,334
Series 3605, Class NC
5.50%		06/15/37	Aaa	955	1,022,118
Series 3609, Class SA, IO
6.08%	(c)	12/15/39	Aaa	3,193	641,557
Series 3688, Class GT
7.152%	(c)	11/15/46	Aaa	714	790,983
Series 3740, Class SB, IO
5.74%	(c)	10/15/40	Aaa	1,287	210,381

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3743, Class SA, IO
5.14%		10/15/40	Aaa	$531	$61,264
Series 3751, Class MI, IO
4.00%		02/15/34	Aaa	697	86,195
GMAC Mortgage Corp. Loan Trust,
Series 2003-J10, Class A1
4.75%		01/25/19	AAA(d)	1,050	1,077,365
Government National Mortgage Assoc.,
Series 1998-12, Class Z
6.50%		05/20/28	Aaa	619	718,997
Series 2002-41, Class HS, IO
6.739%	(c)	06/16/32	Aaa	1,616	292,660
Series 2002-84, Class PH
6.00%		11/16/32	Aaa	1,665	1,846,582
Series 2003-25, Class PZ
5.50%		04/20/33	Aaa	914	988,003
Series 2003-28, Class TG
5.50%		05/20/32	Aaa	300	317,548
Series 2003-58, Class PC
5.00%		07/20/33	Aaa	1,666	1,684,947
Series 2003-86, Class ZC
4.50%		10/20/33	Aaa	828	835,077
Series 2004-11, Class SB, IO
6.939%	(c)	02/20/34	Aaa	247	41,809
Series 2004-28, Class ST, IO
1.08%	(c)	04/20/34	Aaa	20,250	513,700
Series 2004-30, Class UC
5.50%		02/20/34	Aaa	1,410	1,557,867
Series 2004-86, Class SP, IO
5.839%	(c)	09/20/34	Aaa	3,535	390,804
Series 2004-88, Class ES, IO
5.839%	(c)	06/17/34	Aaa	3,608	441,882
Series 2005-30, Class WD
6.00%		07/20/33	Aaa	800	880,961
Series 2006-23, Class S, IO
6.239%	(c)	01/20/36	Aaa	4,326	494,321
Series 2006-26, Class S, IO
6.239%	(c)	06/20/36	Aaa	3,206	409,392
Series 2007-16, Class KU, IO
6.389%	(c)	04/20/37	Aaa	3,612	515,335
Series 2007-24, Class SA, IO
6.249%	(c)	05/20/37	Aaa	7,163	852,652
Series 2007-53, Class GB
5.50%		10/20/33	Aaa	250	271,719
Series 2007-58, Class SD, IO
6.229%	(c)	10/20/37	Aaa	4,247	492,561
Series 2007-59, Class SP, IO
6.409%	(c)	04/20/37	Aaa	3,915	478,834
Series 2008-36, Class AY
5.00%		04/16/23	Aaa	530	567,411
Series 2008-47, Class ML
5.25%		06/16/38	Aaa	760	786,141
Series 2008-62, Class SA, IO
5.889%	(c)	07/20/38	Aaa	1,910	216,634
Series 2008-73, Class SK, IO
6.479%	(c)	08/20/38	Aaa	4,026	504,466

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2008-79, Class SA, IO
7.289%	(c)	09/20/38	Aaa	$2,473	$361,736
Series 2009-36, Class IE, IO
1.00%	(c)	09/20/38	Aaa	12,349	264,886
Series 2009-65, Class LB
6.00%		07/16/39	Aaa	1,195	1,305,737
Series 2009-78, Class SD, IO
5.939%	(c)	09/20/32	Aaa	303	38,275
Series 2009-83, Class TS, IO
5.839%	(c)	08/20/39	Aaa	2,558	256,026
Series 2009-106, Class ST, IO
5.739%	(c)	02/20/38	Aaa	3,637	432,951
Series 2009-106, Class XL, IO
6.489%	(c)	06/20/37	Aaa	3,888	514,229
Series 2009-118, Class XU
5.00%		12/20/20	Aaa	973	1,053,020
Series 2009-127, Class IA, IO
0.45%	(c)	09/20/38	Aaa	20,359	211,444
Series 2010-4, Class SB, IO
6.239%	(c)	08/16/39	Aaa	5,486	682,691
Series 2010-14, Class A0, PO
6.26%		12/20/32	Aaa	429	392,433
Series 2010-14, Class DO, PO
6.43%		03/20/36	Aaa	845	797,713
Series 2010-14, Class EO, PO
6.00%		06/16/33	Aaa	199	191,603
Series 2010-14, Class QP
6.00%		12/20/39	Aaa	846	919,681
Series 2010-31, Class SK, IO
5.839%	(c)	11/20/34	Aaa	1,693	201,069
GSR Mortgage Loan Trust,
Series 2003-7F, Class 1A4
5.25%		06/25/33	AAA(d)	524	509,810
Series 2004-11, Class 1A1
3.075%	(c)	09/25/34	A2	295	238,623
Series 2005-5F, Class 2A3
5.50%		06/25/35	A2	565	570,341
JPMorgan Alternative Loan Trust,
Series 2006-A4, Class A1
5.95%	(c)	09/25/36	Caa1	98	97,636
JPMorgan Mortgage Trust,
Series 2004-S1, Class 3A1
5.50%		09/25/34	Aa3	971	1,000,609
Series 2005-A2, Class 5A2
4.308%	(c)	04/25/35	Ba2	200	198,331
Series 2005-S2, Class 1A1
4.50%		08/25/20	BB-(d)	494	493,533
Series 2006-A2, Class 5A1
2.973%	(c)	11/25/33	Aa3	242	240,812
JPMorgan Re-REMIC,
Series 2010-4, Class 7A1, 144A
4.277%	(c)	08/26/35	AAA(d)	692	698,100
Lehman Mortgage Trust,
Series 2006-4, Class 3A1
5.00%		08/25/21	CC(d)	149	144,462

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
LVII Resecuritization Trust,
Series 2009-1, Class A1, 144A
5.95%	(c)	11/27/37	AAA(d)	$284	$285,351
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A7
2.899%	(c)	11/21/34	Aa2	560	519,736
MASTR Alternative Loans Trust,
Series 2003-8, Class 5A1
5.00%		11/25/18	AAA(d)	501	510,236
Series 2004-1, Class 4A1
5.50%		02/25/34	AAA(d)	420	420,699
Series 2004-3, Class 2A1
6.25%		04/25/34	Aaa	820	848,844
MASTR Asset Securitization Trust,
Series 2004-6, Class 3A1
5.25%		07/25/19	AAA(d)	986	1,001,804
Series 2004-P7, Class A6, 144A
5.50%		12/27/33	Aaa	829	874,453
Morgan Stanley Dean Witter Capital I,
Series 2003-HYB1, Class A3
1.944%	(c)	03/25/33	Aaa	807	773,439
NCUA Guaranteed Notes,
Series 2010-C1, Class APT
2.65%		10/29/20	AAA(d)	2,348	2,286,655
Series 2010-R3, Class 1A
0.825%	(c)	12/08/20	Aaa	2,000	1,997,500
Prime Mortgage Trust,
Series 2004-2, Class A2
4.75%		11/25/19	Aaa	666	680,931
Series 2004-CL1, Class 1A1
6.00%		02/25/34	AAA(d)	962	990,314
Residential Accredit Loans, Inc.,
Series 2004-QS3, Class CB
5.00%		03/25/19	Aa1	743	773,215
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
2.716%	(c)	12/25/34	Aa3	473	424,628
Residential Funding Mortgage Securities I,
Series 2003-S4, Class A4
5.75%		03/25/33	AAA(d)	727	763,346
Series 2004-S9, Class 1A6
5.50%		12/25/34	AA(d)	221	227,195
Series 2006-S12, Class 2A2
6.00%		12/25/36	B2	578	572,342
Sequoia Mortgage Trust,
Series 2004-8, Class A2
0.83%	(c)	09/20/34	Aaa	655	593,427
Structured Asset Securities Corp.,
Series 2003-22A, Class 3A
2.588%	(c)	06/25/33	A1	315	298,570
Series 2003-26A, Class 3A5
2.744%	(c)	09/25/33	A1	1,114	927,564
Series 2003-29, Class 1A1
4.75%		09/25/18	BBB(d)	911	924,832
Series 2004-7, Class 2A1
5.354%	(c)	05/25/24	Aaa	610	621,969

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Thornburg Mortgage Securities Trust,
Series 2004-3, Class A
1.001%	(c)	09/25/44	Aa2	$1,335	$1,267,379
Vendee Mortgage Trust,
Series 1996-2, Class 1Z
6.75%		06/15/26	NR	538	624,287
Wamu Mortgage Pass-Through Certificates,
Series 2003-AR4, Class A7
2.624%	(c)	05/25/33	Aaa	516	513,392
Series 2003-S1, Class A5
5.50%		04/25/33	AAA(d)	1,045	1,073,383
Series 2004-S3, Class 3A2
6.00%		07/25/34	Aaa	443	468,389
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-F, Class A1
4.833%	(c)	06/25/33	Aaa	824	846,103
Series 2004-7, Class 2A2
5.00%		07/25/19	AAA(d)	372	386,498
Series 2004-B, Class A1
4.898%	(c)	02/25/34	Aaa	380	392,557
Series 2004-EE, Class 2A2
2.856%	(c)	12/25/34	Aaa	1,071	1,045,121
Series 2005-AR9, Class 3A1
2.86%	(c)	05/25/35	B1	719	671,574
Series 2005-AR13, Class A1
5.281%	(c)	05/25/35	Ba3	519	514,210
Series 2006-11, Class A8
6.00%		09/25/36	Caa1	46	43,258
Series 2006-17, Class A1
5.50%		11/25/21	B2	368	375,090
Series 2007-3, Class 3A1
5.50%		04/25/22	Baa3	135	139,096
Series 2007-11, Class A85
6.00%		08/25/37	Caa1	779	750,666
Series 2007-11, Class A96
6.00%		08/25/37	B3	93	89,334

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $192,422,530)					195,935,359

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.6%
Federal Home Loan Mortgage Corp.
5.125%		11/17/17		8,000	9,109,696
Federal National Mortgage Assoc.
1.98%	(t)	07/05/14		2,800	2,612,966
FICO Strip
3.51%	(t)	04/05/19		1,500	1,125,196

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $13,144,506)					12,847,858

Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 2.8%
Federal Home Loan Mortgage Corp.
5.70%	(c)	10/01/36	$375	$393,782
6.00%		05/01/17-12/01/36	12,530	13,674,967
6.50%		10/01/22-05/01/37	3,875	4,291,549
7.00%		09/01/36	1,099	1,254,458
8.00%		02/01/38	500	542,032
Federal National Mortgage Assoc.
3.50%		TBA	610	582,550
4.00%		TBA	1,841	1,831,221
5.00%		12/01/19-02/01/35	1,974	2,108,384
5.50%		01/01/19-06/01/20	1,130	1,219,371
6.00%		09/01/19-08/01/37	17,179	18,727,784
6.266%	(c)	09/01/37	592	640,236
6.50%		09/01/22-10/01/38	6,902	7,650,197
7.00%		05/01/17-04/01/37	1,099	1,232,166
Government National Mortgage Assoc.
6.50%		10/15/23-01/15/33	1,839	2,036,032
7.00%		12/20/38	784	869,632
7.50%		01/20/35	598	687,833

TOTAL U.S. GOVERNMENT MORTGAGE- BACKED OBLIGATIONS (cost $57,032,500)				57,742,194

U.S. TREASURY OBLIGATIONS — 11.0%
U.S. Treasury Bonds
2.625%		11/15/20	1,530	1,443,220
3.875%		08/15/40	325	299,356
6.75%		08/15/26	1,840	2,443,174
8.50%		02/15/20	3,000	4,292,343
U.S. Treasury Inflationary Indexed Bonds, TIPS
2.375%		04/15/11	1,000	1,111,734
U.S. Treasury Notes
0.75%		09/15/13	755	752,582
0.875%		01/31/11(k)	37,620	37,639,111
1.125%		06/30/11(k)	275	276,267
1.25%		09/30/15	1,060	1,028,448
2.375%		10/31/14-03/31/16	36,000	36,958,706
2.625%		12/31/14-08/15/20	16,105	16,688,602
3.00%		09/30/16-02/28/17	39,640	41,093,424
3.125%		05/15/19	1,553	1,569,380
3.75%		11/15/18	3,000	3,191,016
3.875%		05/15/18	3,000	3,227,814
4.00%		02/15/15	5,000	5,477,735
4.75%		08/15/17	3,345	3,793,176
8.125%		08/15/19	12,573	17,516,741
8.875%		08/15/17-02/15/19	17,607	24,809,858
U.S. Treasury Strip Coupon
2.40%	(t)	08/15/16	5,000	4,371,990
2.62%	(t)	08/15/17	5,000	4,178,255
2.90%	(t)	08/15/18	8,500	6,787,879
3.25%	(t)	08/15/19	8,390	6,352,354
4.61%	(t)	02/15/30	4,000	1,672,420

TOTAL U.S. TREASURY OBLIGATIONS (cost $220,817,071)				226,975,585

TOTAL LONG-TERM INVESTMENTS (cost $1,720,961,417)				1,823,317,753

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SHORT-TERM INVESTMENTS — 12.1%
		Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $249,965,435)(w)		249,965,435	$249,965,435

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n)
U.S. Treasury Bills
0.115%	01/13/11	$45	44,999
0.135%	01/13/11	45	44,998
0.15%	01/13/11	265	264,993
0.193%	01/13/11	65	64,998

TOTAL U.S. TREASURY OBLIGATIONS
(cost $419,979)			419,988

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options, Receive a fixed rate of 2.0% and pay a floating rate based on 3-month LIBOR, expiring 02/28/11	Deutsche Bank	1,530	26,431
Straddle Interest Rate Swap Option, expiring 08/26/11 @ 2.87%	Citigroup Global Markets	245	20,462

TOTAL OPTIONS PURCHASED
(cost $34,506)			46,893

TOTAL SHORT-TERM INVESTMENTS
(cost $250,419,920)			250,432,316

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT(o) — 100.1%
(cost $1,971,381,337)			2,073,750,069

OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 2.0% and receive a floating rate based on 3-month LIBOR, expiring 02/28/11	Citigroup Global Markets	610	(26,762)

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (cont’d.)
Interest Rate Swap Options,
Pay a fixed rate of 2.0% and receive a floating rate based on 3-month LIBOR, expiring 03/14/11	Deutsche Bank	$7,852	$(115,505)
Pay a fixed rate of 2.0% and receive a floating rate based on 3-month LIBOR, expiring 05/17/11	Deutsche Bank	12,872	(178,031)
Pay a fixed rate of 2.0% and receive a floating rate based on 3-month LIBOR, expiring 08/26/11	Barclays Capital Group	245	(11,438)

TOTAL OPTIONS WRITTEN
(premiums received $62,397)			(331,736)

SECURITIES SOLD SHORT — (5.4)%

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — (0.2)%
Federal National Mortgage Assoc.
3.50%	TBA	610	(582,550)
5.00%	TBA	2,454	(2,579,768)

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
(proceeds received $3,150,739)			(3,162,318)

		Shares
COMMON STOCKS — (4.7)%
Advertising
Omnicom Group, Inc.		15,390	(704,862)

Aerospace & Defense — (0.2)%
Boeing Co. (The)		11,800	(770,068)
General Dynamics Corp.		5,670	(402,343)
Lockheed Martin Corp.		18,000	(1,258,380)
Raytheon Co.		11,910	(551,910)
Rockwell Collins, Inc.		5,300	(308,778)

			(3,291,479)

Agriculture — (0.1)%
Altria Group, Inc.		51,110	(1,258,328)

Airlines
Southwest Airlines Co.		23,800	(308,924)

Apparel
VF Corp.		6,900	(594,642)

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Automobile Manufacturers — (0.1)%
Ford Motor Co.*	34,580	$(580,598)
PACCAR, Inc.	11,100	(637,362)

		(1,217,960)

Banks
Northern Trust Corp.	13,280	(735,845)

Biotechnology
Amgen, Inc.*	6,910	(379,359)
Vertex Pharmaceuticals, Inc.*	6,300	(220,689)

		(600,048)

Building Materials
Owens Corning*	15,300	(476,595)

Chemicals — (0.2)%
Ashland, Inc.	5,700	(289,902)
Ecolab, Inc.	6,890	(347,394)
Olin Corp.	14,560	(298,771)
OM Group, Inc.*	20,650	(795,231)
Praxair, Inc.	20,550	(1,961,909)
Sherwin-Williams Co. (The)	6,790	(568,662)
Valspar Corp. (The)	21,610	(745,113)

		(5,006,982)

Coal
Alpha Natural Resources, Inc.*	5,900	(354,177)

Commercial Banks — (0.1)%
Bank of Hawaii Corp.	10,920	(515,533)
Commerce Bancshares, Inc.	5,865	(233,016)
Cullen/Frost Bankers, Inc.	7,090	(433,341)
KeyCorp	18,240	(161,424)
UMB Financial Corp.	12,640	(523,549)
Westamerica Bancorporation	5,310	(294,546)

		(2,161,409)

Commercial Services — (0.1)%
Automatic Data Processing, Inc.	12,650	(585,442)
Manpower, Inc.	4,712	(295,725)
Paychex, Inc.	16,660	(514,961)
SAIC, Inc.*	15,250	(241,865)
Visa, Inc. (Class A Stock)	630	(44,339)
Washington Post Co. (The) (Class B Stock)	1,330	(584,535)
Western Union Co. (The)	16,700	(310,119)

		(2,576,986)

Computers — (0.1)%
Dell, Inc.*	32,220	(436,581)
Hewlett-Packard Co.	4,400	(185,240)
International Business Machines Corp	4,030	(591,443)

		(1,213,264)

Cosmetics/Personal Care — (0.1)%
Estee Lauder Cos., Inc. (The) (Class A Stock)	13,510	(1,090,257)

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Diversified Financial Services — (0.2)%
Ameriprise Financial, Inc.	10,810	$(622,115)
Bank of New York Mellon Corp. (The)	10,400	(314,080)
BlackRock, Inc.	1,000	(190,580)
Charles Schwab Corp. (The)	12,610	(215,757)
Federated Investors, Inc. (Class B Stock)	22,470	(588,040)
Franklin Resources, Inc.	2,000	(222,420)
NYSE Euronext, Inc.	21,300	(638,574)
T. Rowe Price Group, Inc.	4,850	(313,019)

		(3,104,585)

Diversified Machinery — (0.1)%
Flowserve Corp.	5,600	(667,632)
Rockwell Automation, Inc.	14,060	(1,008,243)

		(1,675,875)

Diversified Manufacturing — (0.2)%
Danaher Corp.	13,400	(632,078)
Dover Corp.	12,980	(758,681)
Eaton Corp.	8,280	(840,503)
Ingersoll-Rand PLC (Ireland)	38,550	(1,815,320)
ITT Corp.	3,620	(188,638)

		(4,235,220)

Electric — (0.2)%
Allegheny Energy, Inc.	14,560	(352,934)
Consolidated Edison, Inc.	15,960	(791,137)
Dominion Resources, Inc.	18,130	(774,514)
Entergy Corp.	7,150	(506,435)
Exelon Corp.	18,760	(781,166)
FirstEnergy Corp.	9,450	(349,839)
NRG Energy, Inc.*	18,270	(356,996)
Wisconsin Energy Corp.	10,400	(612,144)

		(4,525,165)

Electronics — (0.1)%
Agilent Technologies, Inc.*	18,570	(769,355)
Amphenol Corp. (Class A Stock)	5,800	(306,124)
Dolby Laboratories, Inc. (Class A Stock)*	4,300	(286,810)

		(1,362,289)

Financial – Bank & Trust
Valley National Bancorp	33,161	(474,202)

Food — (0.2)%
H.J. Heinz Co.	20,740	(1,025,800)
Hershey Co. (The)	25,850	(1,218,828)
Kraft Foods, Inc. (Class A Stock)	21,090	(664,546)
Safeway, Inc.	17,860	(401,671)
Sara Lee Corp.	8,300	(145,333)
Whole Foods Market, Inc.*	9,770	(494,264)

		(3,950,442)

Food & Staples Retailing
Costco Wholesale Corp.	5,260	(379,825)

Forest Products & Paper
International Paper Co.	1,800	(49,032)

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Healthcare Products — (0.1)%
Johnson & Johnson	26,160	$(1,617,996)
Varian Medical Systems, Inc.*	1,320	(91,450)

		(1,709,446)

Healthcare Services
Laboratory Corp. of America Holdings*	2,350	(206,612)

Home Builders
MDC Holdings, Inc.	4,730	(136,082)
Ryland Group, Inc.	7,660	(130,450)

		(266,532)

Hotels, Restaurants & Leisure
International Game Technology	18,400	(325,496)

Household Products/Wares
Clorox Co.	6,400	(404,992)

Insurance — (0.3)%
American International Group, Inc.*	10,630	(612,501)
Chubb Corp. (The)	8,820	(526,025)
Lincoln National Corp.	10,600	(294,786)
Marsh & McLennan Cos., Inc.	25,750	(704,005)
Principal Financial Group, Inc.	17,690	(575,986)
Progressive Corp. (The)	68,680	(1,364,672)
Travelers Cos., Inc. (The)	12,180	(678,548)
W.R. Berkley Corp.	50,530	(1,383,511)

		(6,140,034)

Internet Software & Services — (0.1)%
AOL, Inc.*	5,080	(120,447)
eBay, Inc.*	49,330	(1,372,854)
Google, Inc. (Class A Stock)*	980	(582,090)
Yahoo!, Inc.*	10,700	(177,941)

		(2,253,332)

Iron/Steel — (0.1)%
AK Steel Holding Corp.	18,580	(304,155)
Nucor Corp.	14,140	(619,615)
United States Steel Corp.	4,920	(287,426)

		(1,211,196)

Lodging — (0.1)%
Choice Hotels International, Inc.	9,370	(358,590)
Marriott International, Inc. (Class A Stock)	16,350	(679,179)

		(1,037,769)

Machinery — Construction & Mining — (0.1)%
Caterpillar, Inc.	17,090	(1,600,649)

Media — (0.2)%
Comcast Corp. (Class A Stock)	14,860	(326,474)
New York Times Co. (The) (Class A Stock)*	42,690	(418,362)
News Corp. (Class A Stock)	21,200	(308,672)
News Corp. (Class B Stock)	51,460	(844,973)
Scripps Networks Interactive, Inc. (Class A Stock)	18,091	(936,210)

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Media (cont’d.)
Time Warner Cable, Inc.	7,140	$(471,454)
Viacom, Inc. (Class B Stock)	12,420	(491,956)

		(3,798,101)

Metal Fabricate/Hardware — (0.1)%
Tenaris SA, ADR (Luxembourg)	30,100	(1,474,298)

Oil & Gas — (0.2)%
ConocoPhillips	3,400	(231,540)
Denbury Resources, Inc.*	21,830	(416,735)
Diamond Offshore Drilling, Inc.	5,490	(367,116)
EnCana Corp. (Canada)	19,400	(564,928)
EQT Corp.	2,300	(103,132)
Pride International, Inc.*	8,300	(273,900)
Schlumberger Ltd. (Netherlands)	5,500	(459,250)
Sunoco, Inc.	4,120	(166,077)
Tesoro Corp.*	35,910	(665,771)
Transocean Ltd. (Switzerland)*	1,490	(103,570)

		(3,352,019)

Oil & Gas Services
Weatherford International Ltd. (Switzerland)*	15,850	(361,380)

Pharmaceuticals — (0.1)%
Eli Lilly & Co.	49,920	(1,749,197)
Forest Laboratories, Inc.*	2,600	(83,148)
Isis Pharmaceuticals, Inc.*	11,690	(118,303)
Watson Pharmaceuticals, Inc.*	2,700	(139,455)

		(2,090,103)

Real Estate Investment Trusts — (0.4)%
American Campus Communities, Inc.	10,790	(342,690)
CBL & Associates Properties, Inc.	22,560	(394,800)
Developers Diversified Realty Corp. .	40,800	(574,872)
Extra Space Storage, Inc.	43,870	(763,338)
General Growth Properties, Inc.	32,700	(506,196)
Highwoods Properties, Inc.	21,460	(683,501)
Home Properties, Inc.	9,300	(516,057)
Host Hotels & Resorts, Inc.	10,300	(184,061)
Macerich Co. (The)	2,240	(106,109)
National Retail Properties, Inc.	10,850	(287,525)
Post Properties, Inc.	16,862	(612,091)
Realty Income Corp.	12,220	(417,924)
SL Green Realty Corp.	4,330	(292,318)
Taubman Centers, Inc.	13,110	(661,793)
Ventas, Inc.	14,080	(738,918)
Washington Real Estate Investment Trust	11,330	(351,117)
Weingarten Realty Investors	14,630	(347,609)

		(7,780,919)

Retail — (0.1)%
Aeropostale, Inc.*	13,093	(322,612)
Big Lots, Inc.*	10,718	(326,470)
Cheesecake Factory, Inc. (The)*	9,760	(299,242)
Dollar General Corp.*	14,400	(441,648)
Nordstrom, Inc.	14,500	(614,510)

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail (cont’d.)
Starbucks Corp.	5,570	$(178,964)
Wal-Mart Stores, Inc.	9,070	(489,145)

		(2,672,591)

Retail & Merchandising
Gap, Inc. (The)	8,110	(179,555)
Staples, Inc.	13,300	(302,841)
TJX Cos., Inc. (The)	7,000	(310,730)

		(793,126)

Savings & Loan
New York Community Bancorp, Inc.	16,340	(308,009)

Semiconductors — (0.5)%
Applied Materials, Inc.	22,000	(309,100)
ASML Holding NV (Netherlands)	23,470	(899,840)
Atmel Corp.*	9,280	(114,329)
Cypress Semiconductor Corp.*	64,840	(1,204,727)
Linear Technology Corp.	73,030	(2,526,108)
Microchip Technology, Inc.	57,070	(1,952,365)
QLogic Corp.*	10,930	(186,028)
Teradyne, Inc.*	35,370	(496,595)
Texas Instruments, Inc.	65,870	(2,140,775)
Xilinx, Inc.	21,400	(620,172)

		(10,450,039)

Software — (0.1)%
Electronic Arts, Inc.*	36,510	(598,034)
Intuit, Inc.*	13,066	(644,154)
THQ, Inc.*	46,030	(278,941)

		(1,521,129)

Telecommunications — (0.1)%
AT&T, Inc.	42,210	(1,240,130)
Ciena Corp.*	10,590	(222,920)
Motorola, Inc.*	51,390	(466,107)
Nokia Oyj, ADR (Finland)	31,110	(321,055)
Tellabs, Inc.	27,230	(184,619)

		(2,434,831)

Tobacco
Philip Morris International, Inc.	17,520	(1,025,446)

Toys
Mattel, Inc.	4,330	(110,112)

Transportation — (0.1)%
FedEx Corp.	4,320	(401,803)
Heartland Express, Inc.	39,530	(633,271)
Knight Transportation, Inc.	18,760	(356,440)
United Parcel Service, Inc. (Class B Stock)	8,460	(614,027)
Werner Enterprises, Inc.	16,420	(371,092)

		(2,376,633)

Water
Aqua America, Inc.	23,780	(534,574)

TOTAL COMMON STOCKS (proceeds received $89,067,004)		(97,587,761)

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

EXCHANGE TRADED FUNDS — (0.5)%
Consumer Discretionary Select Sector SPDR Fund	16,390	$(613,150)
Energy Select Sector SPDR Fund	18,500	(1,262,625)
Materials Select Sector SPDR Fund	98,713	(3,800,450)
SPDR S&P 500 ETF Trust	12,348	(1,553,131)
Technology Select Sector SPDR Fund	24,200	(609,356)
Utilities Select Sector SPDR Fund	70,584	(2,212,103)

TOTAL EXCHANGE TRADED FUNDS (proceeds received $9,484,403)		(10,050,815)

TOTAL SECURITIES SOLD SHORT (proceeds received $101,702,146)		(110,800,894)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT(o) — 94.7% (cost $1,869,616,794)		1,962,617,439
Other assets in excess of other liabilities(x) — 5.3%		109,242,689

NET ASSETS — 100.0%		$2,071,860,128

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Aandelen
CVT	Convertible Security
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
FHLMC	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
IO	Interest Only
MTF	Multilateral Trading Facility
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-Kind
PO	Principal Only
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depositary Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
XHKG	Hong Kong Stock Exchange
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2010.

(d)	Standard & Poor’s rating.

(g)	Indicates a security or securities that have been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(o)	As of December 31, 2010, one security representing $12,451 and 0.0% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(t)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2010.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(x)	Other assets in excess of other liabilities includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency and cross currency exchange contracts, interest rate, credit default and price lock swap agreements as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)(1)
Long Positions:
58	2 Year U.S. Treasury Notes	Mar. 2011	$12,718,313	$12,696,563	$(21,750)
318	5 Year U.S. Treasury Notes	Mar. 2011	38,070,563	37,434,563	(636,000)
360	10 Year Australian Bonds	Mar. 2011	265,378,952	265,829,343	450,391
5	10 Year Japanese Bonds	Mar. 2011	8,660,549	8,659,317	(1,232)
373	10 Year U.K. Gilt	Mar. 2011	70,024,073	69,488,261	(535,812)
735	20 Year U.S. Treasury Bonds	Mar. 2011	91,984,602	89,761,875	(2,222,727)
36	30 Year Fed. Fund	Mar. 2011	14,975,698	14,973,448	(2,250)
418	Amsterdam Index	Jan. 2011	39,249,796	39,636,631	386,835
263	DAX Index	Mar. 2011	61,920,961	60,862,220	(1,058,741)
281	FTSE 100 Index	Mar. 2011	25,509,713	25,817,477	307,764
464	Hang Seng Index	Jan. 2011	67,235,919	68,709,345	1,473,426
136	NASDAQ 100 E-Mini	Mar. 2011	6,025,735	6,027,520	1,785
501	S&P 500 E-Mini	Mar. 2011	30,589,035	31,387,650	798,615
133	S&P/TSX 60 Index	Mar. 2011	20,183,013	20,521,834	338,821
423	Topix Index	Mar. 2011	45,914,731	46,681,611	766,880

					46,005

Short Positions:
12	90 Day Euro Dollar	Mar. 2011	2,987,025	2,989,051	(2,026)
533	5 Year U.S. Treasury Notes	Mar. 2011	63,739,267	62,744,094	995,173
161	10 Year Euro-Bund	Mar. 2011	27,028,757	26,959,910	68,847
16	10 Year Japanese Bonds	Mar. 2011	27,617,194	27,709,816	(92,622)
268	10 Year U.S. Treasury Notes	Mar. 2011	33,149,977	32,277,250	872,727
20	30 Year U.S. Treasury Bonds	Mar. 2011	2,448,828	2,442,500	6,328
735	CAC40 10 Euro	Jan. 2011	38,271,505	37,416,414	855,091
2,590	Euro Stoxx 50	Mar. 2011	98,605,856	96,701,455	1,904,401
299	FTSE/MIB Index	Mar. 2011	41,334,104	40,365,180	968,924
70	Russell 2000 Mini	Mar. 2011	5,331,200	5,476,100	(144,900)
160	SPI 200 Index	Mar. 2011	19,523,171	19,351,341	171,830
396	S&P 500 E-Mini	Mar. 2011	24,635,235	24,809,400	(174,165)

					5,429,608

					$5,475,613

(1)	Cash of $1,889,000 and U.S. Treasury Securities with a market value of $29,918,119 have been segregated to cover requirements for open futures contracts as of December 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 02/07/11	Morgan Stanley	AUD	8,222	$8,034,935	$8,367,048	$332,113
British Pound, Expiring 02/07/11	Morgan Stanley	GBP	238	372,859	370,734	(2,125)
Canadian Dollar, Expiring 03/14/11	RBC Dominion Securities	CAD	1,958	1,945,270	1,966,348	21,078
Expiring 03/14/11	RBC Dominion Securities	CAD	1,323	1,310,764	1,328,456	17,692
Euro, Expiring 02/07/11	Deutsche Bank	EUR	441	600,283	589,747	(10,536)
Expiring 02/07/11	RBC Dominion Securities	EUR	2,965	4,143,529	3,961,732	(181,797)
Expiring 02/07/11	State Street Bank	EUR	517	683,878	691,024	7,146
Japanese Yen, Expiring 02/07/11	Barclays Capital Group	JPY	61,604	742,065	759,091	17,026
Expiring 02/07/11	Morgan Stanley	JPY	115,276	1,434,271	1,420,441	(13,830)
Expiring 02/07/11	State Street Bank	JPY	53,556	637,896	659,925	22,029
Norwegian Krone, Expiring 02/07/11	RBC Dominion Securities	NOK	2,509	427,513	429,163	1,650
Singapore Dollar, Expiring 02/07/11	Royal Bank of Scotland	SGD	890	689,524	693,626	4,102
Swedish Krona, Expiring 02/07/11	RBC Dominion Securities	SEK	23,289	3,499,947	3,458,171	(41,776)

				$24,522,734	$24,695,506	$172,772

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 03/15/11	Dain Rauscher Wessels	AUD	2,808	$2,723,449	$2,844,889	$(121,440)
British Pound, Expiring 02/07/11	Citigroup Global Markets	GBP	673	1,047,906	1,049,549	(1,643)
Expiring 02/07/11	State Street Bank	GBP	6,133	9,823,673	9,558,688	264,985
Expiring 03/14/11	Barclays Capital Group	GBP	539	834,340	840,548	(6,208)
Expiring 03/14/11	Dain Rauscher Wessels	GBP	4,044	6,387,235	6,300,738	86,497
Expiring 03/14/11	Deutsche Bank	GBP	409	630,967	637,615	(6,648)
Expiring 03/14/11	UBS Securities	GBP	264	415,103	411,668	3,435
Canadian Dollar, Expiring 02/07/11	State Street Bank	CAD	1,647	1,628,435	1,655,472	(27,037)
Expiring 03/14/11	Dain Rauscher Wessels	CAD	3,866	3,823,932	3,882,265	(58,333)
Danish Krone, Expiring 03/14/11	Morgan Stanley	DKK	2,523	447,736	452,175	(4,439)
Euro, Expiring 02/07/11	Pacific Crest Capital, Inc.	EUR	255	348,164	340,594	7,570
Expiring 03/14/11	BNP Paribas	EUR	9,916	13,120,594	13,247,513	(126,919)
Hong Kong Dollar, Expiring 02/07/11	State Street Bank	HKD	35,734	4,613,506	4,598,963	14,543
Expiring 03/14/11	State Street Bank	HKD	12,036	1,549,938	1,549,532	406
Japanese Yen, Expiring 02/07/11	Pacific Crest Capital, Inc.	JPY	28,916	346,715	356,308	(9,593)
Expiring 03/14/11	RBC Dominion Securities	JPY	66,191	793,032	815,894	(22,862)
Expiring 03/14/11	State Street Bank	JPY	514,582	6,137,743	6,342,918	(205,175)
Swiss Franc, Expiring 02/07/11	State Street Bank	CHF	237	242,509	253,570	(11,061)
Expiring 03/14/11	Dain Rauscher Wessels	CHF	523	529,926	560,127	(30,201)

				$55,444,903	$55,699,026	$(254,123)

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Cross currency exchange contracts outstanding at December 31, 2010:

Settlement	Type	Contracts (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
02/07/11	Buy	CHF	2,506	EUR	1,920	$116,539	BNP Paribas
02/07/11	Buy	CHF	629	JPY	53,293	16,606	UBS Securities
02/07/11	Buy	CHF	623	GBP	406	32,711	UBS Securities
02/07/11	Buy	EUR	346	GBP	294	3,598	State Street Bank
02/07/11	Buy	EUR	292	CAD	391	(2,688)	RBC Dominion Securities
02/07/11	Buy	HKD	3,180	CAD	415	(7,589)	Citigroup Global Markets
02/07/11	Buy	JPY	51,530	EUR	459	21,045	Morgan Stanley
02/07/11	Buy	JPY	36,938	EUR	328	16,582	Societe Generale
02/07/11	Buy	JPY	31,741	GBP	239	19,101	Societe Generale

						$215,905

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley Capital Services, Inc.(1)	10/27/15	$5,554	1.59%	3 month LIBOR	$(145,119)	$—	$(145,119)
Morgan Stanley Capital Services, Inc.(2)	10/27/40	1,386	3.38%	3 month LIBOR	(181,601)	—	(181,601)

					$(326,720)	$—	$(326,720)

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio receives the fixed rate and pays the floating rate.

Credit default swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on credit indices—Sell Protection(1)
Barclays Bank PLC	12/13/49	$250	0.62%	CMBX.NA.AA.3.V1	$(149,867)	$(171,325)	$21,458
Citigroup, Inc.	03/15/49	320	0.25%	CMBX.NA.A.2.V1	(131,189)	(149,474)	18,285
Citigroup, Inc.	02/17/49	300	0.96%	CMBX.NA.AJ.V1	(80,714)	(96,524)	15,810
Deutsche Bank AG	03/15/49	240	0.25%	CMBX.NA.A.2.V1	(98,392)	(120,445)	22,053
Deutsche Bank AG	12/20/15	250	1.00%	CDX.NA.IG.15	1,823	1,278	545
Morgan Stanley Capital Services, Inc.	12/20/15	240	1.00%	CDX.NA.IG.15	1,751	(1,189)	2,940
Morgan Stanley Capital Services, Inc.	03/15/49	240	0.25%	CMBX.NA.A.2.V1	(98,392)	(120,445)	22,053
Morgan Stanley Capital Services, Inc.	12/13/49	120	0.62%	CMBX.NA.AA.3.V1	(71,937)	(82,531)	10,594
Morgan Stanley Capital Services, Inc.	02/17/51	250	0.35%	CMBX.NA.AAA.V1	(10,382)	(22,002)	11,620
Morgan Stanley Capital Services, Inc.	02/17/49	240	0.50%	CMBX.NA.AM.4	(24,200)	(44,021)	19,821
Morgan Stanley Capital Services, Inc.	02/17/49	240	0.50%	CMBX.NA.AM.4	(24,206)	(38,169)	13,963
UBS AG	12/20/15	660	1.00%	CDX.NA.IG.15	4,814	5,678	(864)

					$(680,891)	$(839,169)	$158,278

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at December 31, 2010(5) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1)
Barclays Bank PLC	06/20/13	$120	5.00%	Clear Channel Communications, 6.875%, due 06/15/18	6.469%	$(3,846)	$(14,287)	$10,441
Barclays Bank PLC	06/20/13	170	5.00%	Clear Channel Communications, 6.875%, due 06/15/18	6.469%	(5,449)	(18,954)	13,505
Barclays Bank PLC	12/20/12	50	5.00%	First Data Corp., 9.875%, due 09/24/15	3.893%	1,137	(1,564)	2,701
Barclays Bank PLC	12/20/12	20	5.00%	First Data Corp., 9.875%, due 09/24/15	3.893%	455	(362)	817
Barclays Bank PLC	12/20/12	120	5.00%	First Data Corp., 9.875%, due 09/24/15	3.893%	2,731	(2,296)	5,027
Barclays Bank PLC	12/20/12	120	5.00%	First Data Corp., 9.875%, due 09/24/15	3.893%	2,730	(597)	3,327
Barclays Bank PLC	12/20/13	240	5.00%	First Data Corp., 9.875%, due 09/24/15	5.375%	(2,067)	(14,140)	12,073
Barclays Bank PLC	12/20/12	120	1.00%	Freescale Semiconductor, 8.875%, due 12/15/14	3.078%	4,643	(1,637)	6,280
Barclays Bank PLC	12/20/12	120	5.00%	Freescale Semiconductor, 8.875%, due 12/15/14	3.078%	4,643	(1,103)	5,746
Barclays Bank PLC	12/20/12	170	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	10.553%	(15,353)	(22,449)	7,096
Barclays Bank PLC	12/20/12	50	5.00%	Level 3 Communications, 9.00%, due 10/15/13	4.790%	280	(1,401)	1,681
Barclays Bank PLC	06/20/11	250	1.00%	MetLife, Inc., 5.00%, due 06/15/15	0.548%	617	102	515
Barclays Bank PLC	12/20/12	50	5.00%	MGM Resorts International, 5.875%, due 02/27/14	5.106%	(16)	(957)	941
Barclays Bank PLC	06/20/13	50	5.00%	MGM Resorts International, 5.875%, due 02/27/14	5.696%	(710)	(1,949)	1,239
Barclays Bank PLC	12/20/11	120	1.00%	Realogy Corp., 10.50%, due 04/15/14	4.125%	1,204	(4,137)	5,341
Barclays Bank PLC	12/20/12	20	1.00%	Realogy Corp., 10.50%, due 04/15/14	5.121%	(13)	(1,291)	1,278
Barclays Bank PLC	12/20/12	120	5.00%	Realogy Corp., 10.50%, due 04/15/14	5.121%	(74)	(6,534)	6,460
Barclays Bank PLC	12/20/12	50	5.00%	Rite Aid Corp., 7.70%, due 02/15/27	6.194%	(1,021)	(932)	(89)
Barclays Bank PLC	12/20/13	120	5.00%	Rite Aid Corp., 7.70%, due 02/15/27	7.521%	(7,709)	(7,696)	(13)
Barclays Bank PLC	12/20/13	250	5.00%	Rite Aid Corp., 7.70%, due 02/15/27	7.521%	(16,060)	(13,096)	(2,964)
Barclays Bank PLC	12/20/13	50	5.00%	Rite Aid Corp., 7.70%, due 02/15/27	7.521%	(3,212)	(2,619)	(593)
Barclays Bank PLC	12/20/13	120	5.00%	Rite Aid Corp., 7.70%, due 02/15/27	7.521%	(7,709)	(6,286)	(1,423)
BNP Paribas	09/20/12	50	5.00%	Rite Aid Corp., 7.70%, due 02/15/27	5.875%	(635)	(771)	136
BNP Paribas	12/20/12	50	5.00%	Rite Aid Corp., 7.70%, due 02/15/27	6.194%	(1,022)	(1,348)	326
BNP Paribas	12/20/12	120	5.00%	Rite Aid Corp., 7.70%, due 02/15/27	6.194%	(2,449)	(3,797)	1,348

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at December 31, 2010(5) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1) (continued)
BNP Paribas	12/20/15	$50	5.00%	SuperValu, Inc., 7.50%, due 05/15/12	6.844%	$(3,589)	$(3,764)	$175
BNP Paribas	12/20/15	50	5.00%	SuperValu, Inc., 7.50%, due 05/15/12	6.844%	(3,588)	(3,988)	400
BNP Paribas	12/20/15	50	5.00%	SuperValu, Inc., 7.50%, due 05/15/12	6.844%	(3,588)	(3,990)	402
Citigroup, Inc.	09/20/15	300	1.00%	Berkshire Hathaway, 4.625%, due 10/15/13	1.226%	(2,926)	(13,263)	10,337
Citigroup, Inc.	12/20/12	120	5.00%	Block Financial, LLC, 5.125%, due 10/30/14	5.092%	(6)	(1,799)	1,793
Citigroup, Inc.	06/20/11	130	1.00%	Bonos Y Oblig Del Estado, 6.50%, due 07/30/17	2.672%	(821)	(128)	(693)
Citigroup, Inc.	12/20/12	50	5.00%	Clear Channel Communications, 6.875%, due 06/15/18	5.663%	(539)	(3,584)	3,045
Citigroup, Inc.	12/20/12	120	5.00%	Clear Channel Communications, 6.875%, due 06/15/18	5.663%	(1,294)	(5,300)	4,006
Citigroup, Inc.	12/20/13	120	5.00%	Eastman Kodak Co., 7.25%, due 11/15/13	5.455%	(1,277)	(5,679)	4,402
Citigroup, Inc.	12/20/13	170	5.00%	Eastman Kodak Co., 7.25%, due 11/15/13	5.455%	(1,810)	(8,214)	6,404
Citigroup, Inc.	12/20/13	120	5.00%	Eastman Kodak Co., 7.25%, due 11/15/13	5.455%	(1,277)	(5,055)	3,778
Citigroup, Inc.	03/20/15	350	5.00%	Eastman Kodak Co., 7.25%, due 11/15/13	6.938%	(23,261)	(33,968)	10,707
Citigroup, Inc.	12/20/12	50	5.00%	First Data Corp., 9.875%, due 09/24/15	3.893%	1,137	(1,564)	2,701
Citigroup, Inc.	12/20/12	120	5.00%	Harrah’s Operating Co., Inc., 5.625%, due 06/01/15	5.343%	(564)	(3,829)	3,265
Citigroup, Inc.	03/20/11	120	5.00%	MBIA Global Funding LLC	19.973%	(2,754)	(7,425)	4,671
Citigroup, Inc.	03/20/13	350	5.00%	MBIA Global Funding LLC	25.454%	(107,661)	(105,802)	(1,859)
Citigroup, Inc.	06/20/13	120	5.00%	MBIA Global Funding LLC	26.054%	(40,865)	(56,044)	15,179
Citigroup, Inc.	06/20/13	80	5.00%	MBIA Global Funding LLC	26.054%	(27,244)	(33,142)	5,898
Citigroup, Inc.	12/20/12	50	5.00%	MGM Resorts International, 5.875%, due 02/27/14	5.106%	(15)	(955)	940
Citigroup, Inc.	12/20/12	100	1.00%	Realogy Corp., 10.50%, due 04/15/14	5.121%	(61)	(5,768)	5,707
Citigroup, Inc.	12/20/12	120	5.00%	Realogy Corp., 10.50%, due 04/15/14	5.121%	(73)	(6,825)	6,752
Citigroup, Inc.	12/20/12	120	5.00%	Realogy Corp., 10.50%, due 04/15/14	5.121%	(73)	(8,122)	8,049
Citigroup, Inc.	12/20/13	120	5.00%	Realogy Corp., 10.50%, due 04/15/14	6.748%	(5,437)	(15,045)	9,608
Citigroup, Inc.	12/20/15	120	5.00%	SuperValu, Inc., 7.50%, due 05/15/12	6.844%	(8,614)	(5,437)	(3,177)
Citigroup, Inc.	12/20/13	220	5.00%	Rite Aid Corp., 7.70%, due 02/15/27	7.521%	(14,134)	(14,110)	(24)
Deutsche Bank AG	12/20/15	260	1.00%	Berkshire Hathaway, 4.625%, due 10/15/13	1.261%	(3,075)	(8,184)	5,109
Deutsche Bank AG	09/20/12	50	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	9.801%	(3,730)	(6,429)	2,699

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at December 31, 2010(5) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1) (continued)
Deutsche Bank AG	09/20/12	$50	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	9.801%	$(3,729)	$(5,940)	$2,211
Deutsche Bank AG	03/20/11	120	5.00%	MBIA Global Funding LLC	19.973%	(2,755)	(8,944)	6,189
Deutsche Bank AG	06/20/11	120	5.00%	MBIA Global Funding LLC	19.976%	(6,039)	(17,878)	11,839
Deutsche Bank AG	09/20/12	120	5.00%	MBIA Global Funding LLC	23.839%	(28,449)	(45,885)	17,436
Deutsche Bank AG	12/20/12	120	5.00%	MBIA Global Funding LLC	24.763%	(32,937)	(39,663)	6,726
Deutsche Bank AG	12/20/12	50	5.00%	MBIA Global Funding LLC	24.763%	(13,723)	(16,916)	3,193
Deutsche Bank AG	06/20/13	250	5.00%	MBIA Global Funding LLC	26.054%	(85,136)	(86,152)	1,016
Deutsche Bank AG	06/20/13	50	5.00%	MBIA Global Funding LLC	26.054%	(17,028)	(17,246)	218
Deutsche Bank AG	06/20/13	50	5.00%	MBIA Global Funding LLC	26.054%	(17,028)	(18,011)	983
Deutsche Bank AG	06/20/13	100	5.00%	MBIA Global Funding LLC	26.054%	(34,055)	(27,323)	(6,732)
Deutsche Bank AG	06/20/13	70	5.00%	MBIA Global Funding LLC	26.054%	(23,838)	(20,573)	(3,265)
Deutsche Bank AG	06/20/13	120	5.00%	MBIA Global Funding LLC	26.054%	(40,866)	(49,243)	8,377
Deutsche Bank AG	06/20/13	120	5.00%	MBIA Global Funding LLC	26.054%	(40,865)	(51,357)	10,492
Deutsche Bank AG	06/20/13	120	5.00%	MBIA Global Funding LLC	26.054%	(40,866)	(54,137)	13,271
Deutsche Bank AG	06/20/13	80	5.00%	MBIA Global Funding LLC	26.054%	(27,244)	(35,467)	8,223
Deutsche Bank AG	09/20/13	80	5.00%	MBIA Global Funding LLC	26.526%	(29,579)	(39,724)	10,145
Deutsche Bank AG	06/20/15	70	5.00%	MBIA Global Funding LLC	28.278%	(37,155)	(27,720)	(9,435)
Deutsche Bank AG	06/20/15	70	5.00%	MBIA Global Funding LLC	28.278%	(37,155)	(36,117)	(1,038)
Deutsche Bank AG	06/20/15	120	5.00%	MBIA Global Funding LLC	28.278%	(63,694)	(63,452)	(242)
Deutsche Bank AG	12/20/12	120	5.00%	McClatchy Corp., 5.75%, due 09/01/17	4.216%	1,984	(2,136)	4,120
Deutsche Bank AG	12/20/12	50	5.00%	McClatchy Corp., 5.75%, due 09/01/17	4.216%	827	(899)	1,726
Deutsche Bank AG	12/20/13	120	5.00%	McClatchy Corp., 5.75%, due 09/01/17	5.246%	(611)	(7,352)	6,741
Deutsche Bank AG	12/20/13	120	5.00%	McClatchy Corp., 5.75%, due 09/01/17	5.246%	(610)	(6,561)	5,951
Deutsche Bank AG	03/20/15	150	5.00%	Polyone Corp., 8.875%, due 05/01/12	2.204%	16,912	(232)	17,144
Deutsche Bank AG	03/20/15	150	5.00%	Polyone Corp., 8.875%, due 05/01/12	2.204%	16,912	18	16,894
Deutsche Bank AG	12/20/12	120	1.00%	Realogy Corp., 10.50%, due 04/15/14	5.121%	(74)	(8,467)	8,393
Deutsche Bank AG	12/20/12	120	5.00%	Rite Aid Corp., 7.70%, due 02/15/27	6.194%	(2,448)	(2,236)	(212)
Deutsche Bank AG	12/20/15	120	5.00%	SuperValu, Inc., 7.50%, due 05/15/12	6.844%	(8,614)	(5,437)	(3,177)
HSBC Bank USA, N.A.	06/20/11	320	5.00%	Hellenic Republic, 5.90%, due 10/22/22	9.926%	(6,643)	(6,330)	(313)
Morgan Stanley Capital Services, Inc.	12/20/12	50	5.00%	Clear Channel Communications, 6.875%, due 06/15/18	5.663%	(540)	(3,473)	2,933
Morgan Stanley Capital Services, Inc.	12/20/12	120	5.00%	Clear Channel Communications, 6.875%, due 06/15/18	5.663%	(1,294)	(7,103)	5,809
Morgan Stanley Capital Services, Inc.	12/20/12	120	5.00%	Clear Channel Communications, 6.875%, due 06/15/18	5.663%	(1,295)	(6,365)	5,070

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at December 31, 2010(5) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1) (continued)
Morgan Stanley Capital Services, Inc.	12/20/12	$50	5.00%	Clear Channel Communications, 6.875%, due 06/15/18	5.663%	$(539)	$(2,305)	$1,766
Morgan Stanley Capital Services, Inc.	12/20/12	120	5.00%	Clear Channel Communications, 6.875%, due 06/15/18	5.663%	(1,294)	(5,300)	4,006
Morgan Stanley Capital Services, Inc.	12/20/12	120	5.00%	Clear Channel Communications, 6.875%, due 06/15/18	5.663%	(1,294)	(3,462)	2,168
Morgan Stanley Capital Services, Inc.	12/20/12	170	5.00%	Clear Channel Communications, 6.875%, due 06/15/18	5.663%	(1,834)	(4,489)	2,655
Morgan Stanley Capital Services, Inc.	12/20/12	120	5.00%	Clear Channel Communications, 6.875%, due 06/15/18	5.663%	(1,294)	(2,858)	1,564
Morgan Stanley Capital Services, Inc.	03/20/16	580	1.00%	JCPenney Corp., 6.375%, due 10/15/36	1.998%	(25,722)	(26,654)	932
Morgan Stanley Capital Services, Inc.	12/20/12	20	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	10.553%	(1,944)	(2,356)	412
Morgan Stanley Capital Services, Inc.	12/20/12	50	5.00%	McClatchy Corp., 5.75%, due 09/01/17	4.216%	827	(480)	1,307
Morgan Stanley Capital Services, Inc.	12/20/12	50	5.00%	McClatchy Corp., 5.75%, due 09/01/17	4.216%	828	(314)	1,142
Morgan Stanley Capital Services, Inc.	12/20/13	200	5.00%	McClatchy Corp., 5.75%, due 09/01/17	5.246%	(1,018)	(10,376)	9,358
Morgan Stanley Capital Services, Inc.	12/20/13	120	5.00%	Realogy Corp., 10.50%, due 04/15/14	6.748%	(5,436)	(15,384)	9,948
Morgan Stanley Capital Services, Inc.	12/20/12	120	5.00%	Realogy Corp., 10.50%, due 04/15/14	5.121%	(74)	(7,133)	7,059
Royal Bank of Scotland PLC	03/20/15	400	1.00%	Berkshire Hathaway, 4.625%, due 10/15/13	1.143%	(2,169)	(1,853)	(316)
Royal Bank of Scotland PLC	03/20/15	3,000	1.00%	MetLife, Inc., 5.00%, due 06/15/15	1.440%	(51,888)	(99,645)	47,757
Royal Bank of Scotland PLC	06/20/15	250	1.00%	MetLife, Inc., 5.00%, due 06/15/15	1.502%	(5,208)	(21,378)	16,170
Royal Bank of Scotland PLC	12/20/12	120	5.00%	Rite Aid Corp., 7.70%, due 02/15/27	6.194%	(2,448)	(2,236)	(212)
Royal Bank of Scotland PLC	12/20/12	50	5.00%	Rite Aid Corp., 7.70%, due 02/15/27	6.194%	(1,021)	(932)	(89)

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at December 31, 2010(5) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1) (continued)
Royal Bank of Scotland PLC	12/20/13	$120	5.00%	Rite Aid Corp., 7.70%, due 02/15/27	7.521%	$(7,709)	$(9,596)	$1,887
UBS AG	09/20/15	250	1.00%	Berkshire Hathaway, 4.625%, due 10/15/13	1.226%	(2,438)	(11,094)	8,656
UBS AG	09/20/15	250	1.00%	Berkshire Hathaway, 4.625%, due 10/15/13	1.226%	(2,439)	(8,236)	5,797
UBS AG	09/20/15	250	1.00%	Berkshire Hathaway, 4.625%, due 10/15/13	1.226%	(2,438)	(9,037)	6,599
UBS AG	12/20/15	600	1.00%	Berkshire Hathaway, 4.625%, due 10/15/13	1.261%	(7,098)	(13,079)	5,981
UBS AG	03/20/13	50	5.00%	Block Financial, LLC, 5.125%, due 10/30/14	5.193%	(117)	190	(307)
UBS AG	12/20/12	50	5.00%	Clear Channel Communications, 6.875%, due 06/15/18	5.663%	(539)	(3,250)	2,711
UBS AG	12/20/13	120	5.00%	Eastman Kodak Co., 7.25%, due 11/15/13	5.455%	(1,277)	(5,960)	4,683
UBS AG	12/20/12	120	5.00%	First Data Corp., 9.875%, due 09/24/15	3.893%	2,793	(654)	3,447
UBS AG	12/20/12	450	5.00%	First Data Corp., 9.875%, due 09/24/15	3.893%	10,240	(6,395)	16,635
UBS AG	12/20/13	50	5.00%	Freescale Semiconductor, 8.875%, due 12/15/14	3.980%	1,513	(1,937)	3,450
UBS AG	12/20/13	390	5.00%	Freescale Semiconductor, 8.875%, due 12/15/14	3.980%	11,802	(11,490)	23,292
UBS AG	12/20/12	340	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	10.553%	(33,046)	(45,299)	12,253
UBS AG	06/20/12	120	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	8.762%	(6,036)	(10,538)	4,502
UBS AG	06/20/12	120	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	8.762%	(6,036)	(9,474)	3,438
UBS AG	09/20/12	50	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	9.801%	(3,730)	(7,063)	3,333
UBS AG	12/20/12	50	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	10.553%	(4,861)	(7,264)	2,403
UBS AG	12/20/12	240	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	10.553%	(23,327)	(33,830)	10,503
UBS AG	12/20/12	240	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	10.553%	(23,327)	(30,290)	6,963
UBS AG	12/20/12	50	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	10.553%	(4,860)	(6,686)	1,826
UBS AG	12/20/12	120	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	10.553%	(11,664)	(16,447)	4,783
UBS AG	12/20/12	450	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	10.553%	(43,739)	(57,978)	14,239
UBS AG	06/20/15	120	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	13.003%	(28,964)	(23,044)	(5,920)
UBS AG	06/20/15	120	5.00%	K. Hovnanian Enterprises, 8.625%, due 01/15/17	13.003%	(30,192)	(23,412)	(6,780)
UBS AG	03/20/13	50	5.00%	Level 3 Communications, 9.00%, due 10/15/13	5.015%	67	(3,000)	3,067
UBS AG	03/20/13	50	5.00%	Level 3 Communications, 9.00%, due 10/15/13	5.015%	67	(2,886)	2,953

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at December 31, 2010(5) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1) (continued)
UBS AG	06/20/13	$360	5.00%	Level 3 Communications, 9.00%, due 10/15/13	5.697%	$(5,172)	$(28,363)	$23,191
UBS AG	06/20/13	120	5.00%	Level 3 Communications, 9.00%, due 10/15/13	5.697%	(1,724)	(9,418)	7,694
UBS AG	06/20/13	120	5.00%	Level 3 Communications, 9.00%, due 10/15/13	5.697%	(1,724)	(7,360)	5,636
UBS AG	12/20/13	120	5.00%	Level 3 Communications, 9.00%, due 10/15/13	6.679%	(5,201)	(14,460)	9,259
UBS AG	12/20/13	120	5.00%	Level 3 Communications, 9.00%, due 10/15/13	6.679%	(5,200)	(13,680)	8,480
UBS AG	12/20/13	170	5.00%	Level 3 Communications, 9.00%, due 10/15/13	6.679%	(7,368)	(12,256)	4,888
UBS AG	12/20/13	240	5.00%	Level 3 Communications, 9.00%, due 10/15/13	6.679%	(10,401)	(16,209)	5,808
UBS AG	12/20/12	120	5.00%	MBIA Global Funding LLC	24.763%	(32,936)	(38,113)	5,177
UBS AG	06/20/13	100	5.00%	MBIA Global Funding LLC	26.054%	(34,055)	(25,719)	(8,336)
UBS AG	06/20/13	60	5.00%	MBIA Global Funding LLC	26.054%	(20,432)	(25,293)	4,861
UBS AG	06/20/13	60	5.00%	MBIA Global Funding LLC	26.054%	(20,432)	(25,050)	4,618
UBS AG	06/20/13	300	5.00%	MBIA Global Funding LLC	26.054%	(102,164)	(125,658)	23,494
UBS AG	06/20/13	130	5.00%	MBIA Global Funding LLC	26.054%	(44,271)	(54,390)	10,119
UBS AG	09/20/13	120	5.00%	MBIA Global Funding LLC	26.526%	(44,367)	(59,691)	15,324
UBS AG	09/20/13	70	5.00%	MBIA Global Funding LLC	26.526%	(25,882)	(35,083)	9,201
UBS AG	09/20/13	120	5.00%	MBIA Global Funding LLC	26.526%	(44,367)	(55,272)	10,905
UBS AG	06/20/15	60	5.00%	MBIA Global Funding LLC	28.278%	(31,847)	(32,525)	678
UBS AG	12/20/12	50	5.00%	McClatchy Corp., 5.75%, due 09/01/17	4.216%	826	(890)	1,716
UBS AG	12/20/12	120	5.00%	MGM Resorts International, 5.875%, due 02/27/14	5.106%	(38)	(1,728)	1,690
UBS AG	12/20/12	170	5.00%	MGM Resorts International, 5.875%, due 02/27/14	5.106%	(53)	(2,852)	2,799
UBS AG	12/20/12	240	5.00%	MGM Resorts International, 5.875%, due 02/27/14	5.106%	(75)	(3,546)	3,471
UBS AG	12/20/12	120	5.00%	Realogy Corp., 10.50%, due 04/15/14	5.121%	(73)	(7,391)	7,318
UBS AG	12/20/13	120	5.00%	Realogy Corp., 10.50%, due 04/15/14	6.748%	(5,436)	(15,618)	10,182
UBS AG	12/20/12	120	5.00%	Rite Aid Corp., 7.70%, due 02/15/27	6.194%	(2,451)	(2,663)	212
UBS AG	12/20/12	120	5.00%	Rite Aid Corp., 7.70%, due 02/15/27	6.194%	(2,448)	(2,236)	(212)
UBS AG	12/20/15	120	5.00%	SuperValu, Inc., 7.50%, due 05/15/12	6.844%	(8,614)	(5,437)	(3,177)
UBS AG	12/20/15	120	5.00%	SuperValu, Inc., 7.50%, due 05/15/12	6.844%	(8,613)	(4,680)	(3,933)
UBS AG	12/20/15	120	5.00%	SuperValu, Inc., 7.50%, due 05/15/12	6.844%	(8,612)	(6,383)	(2,229)
UBS AG	12/20/15	290	5.00%	SuperValu, Inc., 7.50%, due 05/15/12	6.844%	(20,813)	(18,009)	(2,804)
UBS AG	12/20/15	120	5.00%	SuperValu, Inc., 7.50%, due 05/15/12	6.844%	(8,612)	(8,676)	64

						$(1,695,117)	$(2,439,388)	$744,271

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(2)
Barclays Bank PLC	06/20/15	$120	5.00%	Beazer Homes USA, 6.50%, due 11/15/13	$1,227	$8,046	$(6,819)
Barclays Bank PLC	06/20/15	640	0.25%	Bundersrepub. Deutschland, 6.00%, due 06/20/16	7,862	5,425	2,437
Barclays Bank PLC	12/20/15	290	5.00%	CDX.EM.14.V.1	(40,051)	(34,297)	(5,754)
Barclays Bank PLC	12/13/49	250	0.27%	CMBX.NA.AA.3.V1	119,470	139,386	(19,916)
Citigroup, Inc.	06/20/15	1,500	1.00%	Belgium Kingdom	70,069	(32,728)	102,797
Citigroup, Inc.	06/20/15	1,500	0.25%	Bundersrepub. Deutschland, 6.00%, due 06/20/16	18,425	654	17,771
Citigroup, Inc.	12/20/15	570	5.00%	CDX.EM.14.V.1	(78,721)	(78,275)	(446)
Citigroup, Inc.	03/15/49	130	0.15%	CMBX.NA.AA.2.V1	32,523	66,669	(34,146)
Citigroup, Inc.	10/25/52	120	1.34%	CMBX.NA.BBB.1.V1	85,176	87,364	(2,188)
Citigroup, Inc.	02/17/51	350	5.00%	CMBX.NA.BBB.4.V1	283,240	276,063	7,177
Citigroup, Inc.	09/20/15	300	1.00%	Home Depot Inc., 5.875%, due 12/16/36	(7,470)	(3,218)	(4,252)
Citigroup, Inc.	06/20/15	500	1.00%	Sherwin-Williams Co., 7.375%, due 02/01/27	(10,129)	(9,402)	(727)
Citigroup, Inc.	06/20/15	150	1.00%	Sherwin-Williams Co., 7.375%, due 02/01/27	(3,038)	(2,760)	(278)
Citigroup, Inc.	06/20/15	50	1.00%	Sherwin-Williams Co., 7.375%, due 02/01/27	(1,013)	(984)	(29)
Citigroup, Inc.	09/20/15	200	1.00%	TJX Cos., Inc., 6.95%, due 04/15/19	(4,838)	(2,509)	(2,329)
Citigroup, Inc.	09/20/15	300	1.00%	XL Capital Ltd., 5.25%, due 09/15/14	4,441	16,243	(11,802)
Deutsche Bank AG	09/20/15	200	5.00%	Beazer Homes USA, 6.50%, due 11/15/13	3,219	19,044	(15,825)
Deutsche Bank AG	12/20/15	1,000	5.00%	CDX.EM.14.V.1	(138,107)	(132,035)	(6,072)
Deutsche Bank AG	12/20/15	250	5.00%	CDX.EM.14.V.1	(34,527)	(31,422)	(3,105)
Deutsche Bank AG	03/15/49	120	0.15%	CMBX.NA.AA.2.V1	30,021	48,031	(18,010)
Deutsche Bank AG	03/15/49	320	0.87%	CMBX.NA.BBB.2.V1	259,027	261,959	(2,932)
Deutsche Bank AG	06/20/15	100	5.00%	FSA Global Funding, Ltd., 6.11%, due 06/29/15	4,700	4,902	(202)
Deutsche Bank AG	09/20/15	260	1.00%	United Mexican States, 7.50%, due 04/08/33	854	4,740	(3,886)
Deutsche Bank AG	12/20/15	250	1.00%	United Mexican States, 7.50%, due 04/08/33	1,173	(450)	1,623
Deutsche Bank AG	09/20/15	250	1.00%	XL Capital Ltd., 5.25%, due 09/15/14	3,701	11,597	(7,896)
Deutsche Bank AG	12/20/15	260	1.00%	XL Capital Ltd., 5.25%, due 09/15/14	4,538	6,910	(2,372)
Morgan Stanley Capital Services, Inc.	03/15/49	290	1.09%	CMBX.2.V1.NA.AJ	31,116	36,075	(4,959)
Morgan Stanley Capital Services, Inc.	03/15/49	130	0.15%	CMBX.NA.AA.2.V1	32,523	66,017	(33,494)
Morgan Stanley Capital Services, Inc.	03/15/49	130	0.15%	CMBX.NA.AA.2.V1	32,523	63,804	(31,281)
Morgan Stanley Capital Services, Inc.	03/15/49	250	0.15%	CMBX.NA.AA.2.V1	62,545	96,983	(34,438)

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(2) (continued)
Morgan Stanley Capital Services, Inc.	12/13/49	$120	0.27%	CMBX.NA.AA.3.V1	$57,345	$68,379	$(11,034)
Morgan Stanley Capital Services, Inc.	10/12/52	250	0.84%	CMBX.NA.AJ.V1	19,865	31,212	(11,347)
Morgan Stanley Capital Services, Inc.	06/20/15	250	1.00%	Home Depot Inc., 5.875%, due 12/16/36	(6,232)	(3,677)	(2,555)
Morgan Stanley Capital Services, Inc.	03/20/16	580	1.00%	Limited Brands, Inc., 6.90%, due 07/15/17	13,350	14,451	(1,101)
Morgan Stanley Capital Services, Inc.	06/20/15	250	1.00%	Lowes Co., 5.40%, due 10/15/16	(5,898)	(3,250)	(2,648)
Morgan Stanley Capital Services, Inc.	06/20/15	150	1.00%	Lowes Co., 5.40%, due 10/15/16	(3,538)	(2,407)	(1,131)
Morgan Stanley Capital Services, Inc.	09/20/15	120	1.00%	Macy’s Retail Holdings, Inc., 7.45%, due 07/15/17	6,773	5,857	916
Morgan Stanley Capital Services, Inc.	06/20/15	350	1.00%	Staples, Inc., 7.375%, due 10/01/12	(4,162)	(3,740)	(422)
Morgan Stanley Capital Services, Inc.	09/20/15	200	1.00%	TJX Cos., Inc., 6.95%, due 04/15/19	(4,838)	(2,592)	(2,246)
Morgan Stanley Capital Services, Inc.	09/20/15	200	1.00%	United Mexican States, 7.50%, due 04/08/33	658	1,629	(971)
Morgan Stanley Capital Services, Inc.	03/20/16	440	1.00%	United Mexican States, 7.50%, due 04/08/33	2,675	3,542	(867)
Royal Bank of Scotland PLC	03/20/15	3,000	1.00%	Lincoln National Corp., 6.20%, due 12/15/11	78,696	85,389	(6,693)
Royal Bank of Scotland PLC	06/20/15	250	1.00%	Lincoln National Corp., 6.20%, due 12/15/11	7,565	16,518	(8,953)
Royal Bank of Scotland PLC	03/20/15	400	1.00%	XL Capital Ltd., 5.25%, due 09/15/14	4,188	1,853	2,335
UBS AG	09/20/15	300	1.00%	Autozone, Inc., 5.50%, due 11/15/13	(5,359)	(2,946)	(2,413)
UBS AG	09/20/15	260	1.00%	Autozone, Inc., 5.50%, due 11/15/13	(4,644)	(2,546)	(2,098)
UBS AG	06/20/15	120	5.00%	Beazer Homes USA, 6.50%, due 11/15/13	1,227	10,363	(9,136)
UBS AG	06/20/15	120	5.00%	Beazer Homes USA, 6.50%, due 11/15/13	1,227	9,621	(8,394)
UBS AG	06/20/15	1,100	0.25%	Bundersrepub. Deutschland, 6.00%, due 06/20/16	13,512	4,216	9,296
UBS AG	12/20/15	1,500	5.00%	CDX.EM.14.V.1	(207,160)	(193,754)	(13,406)

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(2) (continued)
UBS AG	09/20/15	$300	1.00%	Eastman Chemical, 7.60%, due 02/01/27	$(3,186)	$(3,299)	$113
UBS AG	06/20/13	100	5.00%	FSA Global Funding, Ltd., 6.11%, due 06/29/15	(582)	1,670	(2,252)
UBS AG	09/20/15	120	1.00%	Home Depot Inc., 5.875%, due 12/16/36	(2,988)	(1,610)	(1,378)
UBS AG	09/20/15	260	1.00%	Home Depot Inc., 5.875%, due 12/16/36	(6,474)	(2,900)	(3,574)
UBS AG	09/20/15	120	1.00%	Kohl’s Corp., 6.25%, due 12/15/17	(1,953)	(202)	(1,751)
UBS AG	09/20/15	120	1.00%	Lowes Co., 5.40%, due 10/15/16	(2,821)	(1,228)	(1,593)
UBS AG	09/20/15	550	1.00%	Nordstrom, Inc., 6.95%, due 03/15/28	(3,274)	8,036	(11,310)
UBS AG	06/20/15	200	1.00%	Sherwin-Williams Co., 7.375%, due 02/01/27	(4,050)	(3,765)	(285)
UBS AG	09/20/15	200	1.00%	Staples, Inc., 7.375%, due 10/01/12	(2,163)	2,922	(5,085)
UBS AG	12/20/15	350	1.00%	Target Corp., 4.00%, due 06/15/13	(9,731)	(6,663)	(3,068)
UBS AG	09/20/15	250	1.00%	XL Capital Ltd., 5.25%, due 09/15/14	3,701	8,966	(5,265)
UBS AG	09/20/15	250	1.00%	XL Capital Ltd., 5.25%, due 09/15/14	3,701	9,658	(5,957)
UBS AG	12/20/15	600	1.00%	XL Capital Ltd., 5.25%, due 09/15/14	10,473	11,651	(1,178)

					$716,382	$953,186	$(236,804)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Reference entity information on MBIA Global Funding LLC and Belgium Kingdom represents protection sold and purchased, respectively, on the entity and not on an underlying security issued by the entity.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Price Lock swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Citigroup, Inc.	02/01/11	$290	US Treasury Note, 2.7093%, due 12/31/15, Price Lock $100	$(1,462)	$—	$(1,462)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$965,397,307	$—	$12,451
Exchange Traded Fund	200,423	—	—
Exchange Traded Note	54,506	—	—
Preferred Stocks	1,812,202	—	—
Unaffiliated Closed-End Mutual Funds	2,106,419	—	—
Asset-Backed Securities	—	12,291,738	—
Bank Loans	—	5,296,009	—
Commercial Mortgage-Backed Securities	—	11,396,242	—
Convertible Bonds	—	9,216,485	—
Corporate Bonds	—	310,473,237	—
Foreign Government Bonds	—	11,045,150	—
Municipal Bonds	—	514,588	—
Residential Mortgage-Backed Securities	—	195,935,359	—
U.S. Government Mortgage-Backed Obligations	—	57,742,194	—
U.S. Government Agency Obligations	—	12,847,858	—
U.S. Treasury Obligations	—	227,395,573	—
Affiliated Money Market Mutual Fund	249,965,435	—	—
Purchased Options	—	46,893	—
Written Options	—	(331,736)	—
Short Sales—Common Stocks	(97,587,761)	—	—
Short Sales—Exchange Traded Funds	(10,050,815)	—	—
Short Sales—U.S. Government Mortgage-Backed Obligations	—	(3,162,318)	—
Other Financial Instruments*
Futures	5,475,613	—	—
Foreign Forward Currency Contracts	—	134,554	—
Interest Rate Swaps	—	(326,720)	—
Credit Default Swaps	—	665,745	—
Price Lock Swaps	—	(1,462)	—

Total	$1,117,373,329	$851,179,389	$12,451

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and other assets in excess of other liabilities shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund	12.1%
U.S. Treasury Obligations	11.0
Residential Mortgage-Backed Securities	9.5
Oil & Gas	5.3
Diversified Financial Services	4.1
Telecommunications	3.7
Financial – Bank & Trust	3.3
Insurance	3.0
U.S. Government Mortgage-Backed Obligations	2.8
Pharmaceuticals	2.6
Media	2.6
Computers	2.4
Commercial Banks	2.2
Electric	2.0
Chemicals	1.6
Diversified Manufacturing	1.5
Mining	1.5
Food	1.3
Real Estate Investment Trusts	1.2
Software	1.2
Semiconductors	1.2
Transportation	1.1
Beverages	1.1
Retail & Merchandising	1.1
Healthcare Services	1.0
Banks	1.0
Retail	1.0
Automobile Manufacturers	1.0
Internet Software & Services	0.9
Pipelines	0.8
Distribution/Wholesale	0.7
U.S. Government Agency Obligations	0.6
Biotechnology	0.6
Asset-Backed Securities	0.6
Cosmetics/Personal Care	0.6
Electronic Components & Equipment	0.6
Electronics	0.5
Commercial Services	0.5
Commercial Mortgage-Backed Securities	0.5
Diversified Machinery	0.5

Foreign Government Bonds	0.5%
Auto Parts & Equipment	0.5
Healthcare Products	0.5
Lodging	0.5
Gas	0.4
Aerospace & Defense	0.4
Building Materials	0.4
Agriculture	0.4
Real Estate	0.4
Tobacco	0.4
Airlines	0.3
Bank Loans	0.3
Food & Staples Retailing	0.3
Office Equipment	0.3
Forest Products & Paper	0.3
Household Products/Wares	0.3
Containers & Packaging	0.2
Construction & Engineering	0.2
Hotels, Restaurants & Leisure	0.2
Multi-Line Retail	0.2
Advertising	0.2
Leisure	0.2
Investment Companies	0.2
Machinery – Construction & Mining	0.2
Iron/Steel	0.2
Savings & Loan	0.2
Metal Fabricate/Hardware	0.1
Apparel	0.1
Holding Companies – Diversified	0.1
Home Builders	0.1
Toys	0.1
Coal	0.1
Unaffiliated Closed-End Mutual Funds	0.1
Home Furnishings	0.1
Oil & Gas Services	0.1
Diversified Operations	0.1
Entertainment	0.1

100.1
Options Written and Securities Sold Short	(5.4)
Other assets in excess of other liabilities	5.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$2,393,466	*	Due from broker-variation margin	$3,514,419	*
Interest rate contracts	—	—		Unrealized depreciation on swap agreements	328,182
Interest rate contracts	Unaffiliated investments	46,893		Written options outstanding, at value	331,736
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	1,026,454		Unrealized depreciation on foreign currency forward contracts	891,900
Credit contracts	Unrealized appreciation on swap agreements	1,117,442		Unrealized depreciation on swap agreements	451,697
Credit contracts	Premiums paid for swap agreements	1,523,111		Premiums received for swap agreements	3,848,482
Equity contracts	Due from broker-variation margin	7,974,372	*	Due from broker-variation margin	1,377,806	*

Total		$14,081,738			$10,744,222

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(18,585)	$1,207,606	$(1,106)	$(1,994,077)	$—	$(806,162)
Foreign exchange contracts	—	—	—	—	—	73,848,613	73,848,613
Credit contracts	—	—	—	—	18,692,266	—	18,692,266
Equity contracts	94,479	—	2,623,795	—	438,231	—	3,156,505

Total	$94,479	$(18,585)	$3,831,401	$(1,106)	$17,136,420	$73,848,613	$94,891,222

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$12,387	$2,170,468	$(269,339)	$1,841,061	$—	$3,754,577
Foreign exchange contracts	—	—	—	—	(26,804,298)	(26,804,298)
Credit contracts	—	—	—	(18,663,106)	—	(18,663,106)
Equity contracts	—	15,976,118	—	(878,666)	—	15,097,452

Total	$12,387	$18,146,586	$(269,339)	$(17,700,711)	$(26,804,298)	$(26,615,375)

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts – Long Positions(3)	Futures Contracts – Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements – Buy Protection(6)	Credit Default Swap Agreements – Sell Protection(6)	Price Lock Swap Agreements(6)
$51,148	$39,693	$524,538,450	$428,395,844	$88,520,762	$266,595,152	$25,282,309	$16,256,000	$108,599,648	$1,113,600

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,721,415,902)	$1,823,784,634
Affiliated investments (cost $249,965,435)	249,965,435
Cash	8,023,482
Foreign currency, at value (cost $1,729,591)	1,759,392
Deposit with broker	88,919,241
Receivable for investments sold	18,390,850
Dividends and interest receivable	9,242,705
Due from broker-variation margin	2,443,797
Receivable for fund share sold	1,901,928
Premiums paid for swap agreements	1,523,111
Unrealized appreciation on swap agreements	1,117,442
Unrealized appreciation on foreign currency forward contracts	1,026,454
Tax reclaim receivable	766,964
Prepaid expenses	13,290

Total Assets	2,208,878,725

LIABILITIES:
Securities sold short, at value (proceeds received $101,702,146)	110,800,894
Payable for investments purchased	18,435,011
Premiums received for swap agreements	3,848,482
Unrealized depreciation on foreign currency forward contracts	891,900
Advisory fees payable	830,861
Unrealized depreciation on swap agreements	779,879
Payable for fund share repurchased	694,523
Written options outstanding, at value (premiums received $62,397)	331,736
Accrued expenses and other liabilities	271,273
Dividends payable on securities sold short	124,342
Shareholder servicing fees payable	9,154
Affiliated transfer agent fee payable	542

Total Liabilities	137,018,597

NET ASSETS	$2,071,860,128

Net assets were comprised of:
Paid-in capital	$2,072,899,571
Retained earnings	(1,039,443)

Net assets, December 31, 2010	$2,071,860,128

Net asset value and redemption price per share, $2,071,860,128 / 159,569,481 outstanding shares of beneficial interest	$12.98

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$21,731,935
Unaffiliated dividend income (net of $624,543 foreign withholding tax)	18,282,645
Affiliated dividend income	770,422

40,785,002

EXPENSES
Advisory fees	17,580,552
Dividend expense on short sales	1,881,909
Shareholder servicing fees and expenses	1,758,055
Custodian and accounting fees	665,000
Broker fees and expenses on short sales	126,488
Audit fee	36,000
Trustees’ fees	25,000
Insurance expenses	20,000
Commitment fee on syndicated credit agreement	20,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Shareholders’ reports	7,000
Loan interest expense (Note 7)	4,008
Miscellaneous	30,059

Total expenses	22,174,071
Less: shareholder servicing fee waiver	(302,417)

Net expenses	21,871,654

NET INVESTMENT INCOME	18,913,348

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	210,164,074
Futures transactions	3,831,401
Options written transactions	(1,106)
Short sales transactions	(3,008,283)
Swap agreement transactions	17,136,420
Foreign currency transactions	76,068,533

304,191,039

Net change in unrealized appreciation (depreciation) on:
Investments	(158,728,916)
Futures	18,146,586
Options written	(269,339)
Short sales	(9,098,748)
Swap agreements	(17,700,711)
Foreign currencies	(26,618,140)

(194,269,268)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	109,921,771

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$128,835,119

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$18,913,348	$7,153,861
Net realized gain (loss) on investment and foreign currency transactions	304,191,039	(353,343,460)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(194,269,268)	601,443,592

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	128,835,119	255,253,993

DISTRIBUTIONS	(7,167,039)	(95,639,522)

FUND SHARE TRANSACTIONS:
Fund share sold [45,406,385 and 82,857,356 shares, respectively]	561,349,147	908,981,521
Fund share issued in reinvestment of distributions [605,836 and 8,742,187 shares, respectively]	7,167,039	95,639,522
Fund share repurchased [27,275,281 and 25,488,033 shares, respectively]	(329,038,496)	(265,216,408)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	239,477,690	739,404,635

TOTAL INCREASE IN NET ASSETS	361,145,770	899,019,106
NET ASSETS:
Beginning of year	1,710,714,358	811,695,252

End of year	$2,071,860,128	$1,710,714,358

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 4.4%
Boeing Co. (The)	240,000	$15,662,400
Embraer SA, ADR (Brazil)	402,900	11,845,260
General Dynamics Corp.	500,000	35,480,000
Lockheed Martin Corp.	717,000	50,125,470
Northrop Grumman Corp.	314,100	20,347,398
United Technologies Corp.	460,000	36,211,200

		169,671,728

Automobiles — 0.4%
Harley-Davidson, Inc.	464,600	16,107,682

Beverages — 0.7%
PepsiCo, Inc.	425,000	27,765,250

Biotechnology — 0.9%
Amgen, Inc.*	640,000	35,136,000

Chemicals — 1.6%
Air Products & Chemicals, Inc.	190,000	17,280,500
Celanese Corp. (Class A Stock)	627,900	25,850,643
PPG Industries, Inc.	207,200	17,419,304

		60,550,447

Commercial Banks — 11.0%
Bank of America Corp.	6,280,154	83,777,255
Fifth Third Bancorp	2,050,000	30,094,000
KeyCorp	3,100,000	27,435,000
Northern Trust Corp.(a)	300,000	16,623,000
PNC Financial Services Group, Inc.	1,367,500	83,034,600
Regions Financial Corp.	1,537,500	10,762,500
U.S. Bancorp	1,620,000	43,691,400
Wells Fargo & Co.	4,193,483	129,956,038

		425,373,793

Commercial Services — 0.4%
MasterCard, Inc. (Class A Stock)	70,000	15,687,700

Commercial Services & Supplies — 0.5%
Waste Management, Inc.	500,000	18,435,000

Computer Services & Software — 0.8%
Accenture PLC (Class A Stock) (Ireland)(a)	310,000	15,031,900
Oracle Corp.	540,000	16,902,000

		31,933,900

Computers & Peripherals — 2.0%
Hewlett-Packard Co.	1,866,100	78,562,810

Consumer Finance — 0.5%
Capital One Financial Corp.	488,300	20,782,048

Diversified Financial Services — 3.6%
American Express Co.	615,000	26,395,800
Citigroup, Inc.*	11,848,201	56,041,991
Goldman Sachs Group, Inc. (The)	325,000	54,652,000

		137,089,791

Diversified Manufacturing — 1.4%
General Electric Co.	2,900,000	53,041,000

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electric Utilities — 3.4%
American Electric Power Co., Inc.	1,080,000	$38,858,400
Edison International	525,400	20,280,440
Exelon Corp.	1,053,000	43,846,920
PG&E Corp.	620,000	29,660,800

		132,646,560

Electronic Equipment & Instruments — 0.5%
Tyco Electronics Ltd. (Switzerland)	585,625	20,731,125

Electronics — 0.4%
Thermo Fisher Scientific, Inc.*	310,000	17,161,600

Entertainment & Leisure — 0.6%
Carnival Corp. (Panama)	500,000	23,055,000

Financial Services — 3.2%
JPMorgan Chase & Co.	2,947,200	125,020,224

Food — 2.4%
Kellogg Co.	270,000	13,791,600
Kraft Foods, Inc. (Class A Stock)	695,000	21,899,450
Nestle SA (Switzerland)	850,000	49,772,727
Nestle SA, ADR (Switzerland)	110,000	6,470,200

		91,933,977

Food & Staples Retailing — 2.5%
Safeway, Inc.	700,600	15,756,494
Wal-Mart Stores, Inc.	1,466,400	79,082,952

		94,839,446

Gas Utilities — 0.8%
Sempra Energy	575,000	30,176,000

Healthcare Products — 2.6%
Covidien PLC (Ireland)	615,000	28,080,900
Johnson & Johnson	1,151,900	71,245,015

		99,325,915

Healthcare Providers & Services — 0.7%
UnitedHealth Group, Inc.	735,000	26,540,850

Hotels, Restaurants & Leisure — 1.2%
McDonald’s Corp.	610,000	46,823,600

Household Products/Wares — 0.4%
Kimberly-Clark Corp.(a)	225,000	14,184,000

Industrial Conglomerates — 0.9%
Tyco International Ltd. (Switzerland)	814,625	33,758,060

Insurance — 6.4%
Aflac, Inc.	800,000	45,144,000
Allstate Corp. (The)	925,600	29,508,128
Genworth Financial, Inc.
(Class A Stock)*	1,340,200	17,610,228
Lincoln National Corp.	1,450,000	40,324,500
MetLife, Inc.	1,618,614	71,931,206
Travelers Cos., Inc. (The)	270,000	15,041,700
Unum Group	241,050	5,838,231
XL Group PLC (Ireland)(a)	1,059,600	23,120,472

		248,518,465

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Iron/Steel — 0.5%
United States Steel Corp.(a)	340,000	$19,862,800

IT Services — 1.3%
International Business Machines Corp.	353,200	51,835,632

Machinery — 0.8%
PACCAR, Inc.	557,900	32,034,618

Machinery – Construction & Mining — 0.6%
Caterpillar, Inc.	232,500	21,775,950

Media — 1.7%
Comcast Corp. (Special Class A Stock)	1,269,400	26,416,214
Time Warner Cable, Inc.	310,000	20,469,300
Walt Disney Co. (The)	540,000	20,255,400

		67,140,914

Metals & Mining — 3.5%
BHP Billiton Ltd., ADR (Australia)(a)	415,000	38,561,800
Freeport-McMoRan Copper & Gold, Inc.	365,000	43,832,850
Peabody Energy Corp.	835,000	53,423,300

		135,817,950

Multi-Line Retail — 0.8%
JC Penney Co., Inc.(a)	927,200	29,957,832

Multi-Utilities — 1.2%
Public Service Enterprise Group, Inc.	1,446,300	46,006,803

Oil, Gas & Consumable Fuels — 11.0%
Apache Corp. (Class A Stock)	540,000	64,384,200
ConocoPhillips	1,783,300	121,442,730
Exxon Mobil Corp.	740,000	54,108,800
Hess Corp.	725,000	55,491,500
Marathon Oil Corp.	470,900	17,437,427
Occidental Petroleum Corp.	720,000	70,632,000
Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)(a)	612,800	40,855,376

		424,352,033

Pharmaceuticals — 6.2%
Abbott Laboratories	1,000,000	47,910,000
Eli Lilly & Co.	859,200	30,106,368
Merck & Co., Inc.	1,901,200	68,519,248
Novartis AG, ADR (Switzerland)(a)	98,000	5,777,100
Pfizer, Inc.	5,030,300	88,080,553

		240,393,269

Real Estate Investment Trusts — 1.6%
AvalonBay Communities, Inc.(a)	200,000	22,510,000
Boston Properties, Inc.	190,000	16,359,000
Vornado Realty Trust	265,000	22,082,450

		60,951,450

Retail & Merchandising — 3.3%
Best Buy Co., Inc.	540,000	18,516,600
CVS Caremark Corp.	1,312,000	45,618,240

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail & Merchandising (cont’d.)
Target Corp.	542,500	$32,620,525
TJX Cos., Inc. (The)	655,000	29,075,450

		125,830,815

Semiconductors & Semiconductor Equipment — 0.4%
Intel Corp.	650,000	13,669,500

Software — 2.7%
CA, Inc.	1,851,219	45,243,792
Microsoft Corp.	2,050,650	57,254,148

		102,497,940

Specialty Retail — 1.5%
Gap, Inc. (The)	1,063,000	23,534,820
Home Depot, Inc. (The)	580,825	20,363,724
Staples, Inc.	695,000	15,825,150

		59,723,694

Telecommunications — 3.4%
AT&T, Inc.	1,040,000	30,555,200
Cisco Systems, Inc.*	1,310,000	26,501,300
Ericsson, L.M. Telefonaktiebolaget, ADR (Sweden)(a)	1,200,000	13,836,000
Rogers Communications, Inc.
(Class B Stock) (Canada)(a)	850,000	29,435,500
Verizon Communications, Inc.	890,000	31,844,200

		132,172,200

Textiles, Apparel & Luxury Goods — 0.1%
Jones Group, Inc. (The)	266,900	4,147,626

Tobacco — 1.0%
Philip Morris International, Inc.	644,350	37,713,806

Transportation — 1.1%
Union Pacific Corp.	465,000	43,086,900

Wireless Telecommunication Services — 1.1%

Vodafone Group PLC, ADR (United Kingdom)(a)	1,575,600	41,643,108

TOTAL LONG-TERM INVESTMENTS (cost $3,213,229,648)		3,785,466,811

SHORT-TERM INVESTMENT — 6.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $252,468,724; includes $134,633,368 of cash collateral for securities on loan)(b)(w) (Note 4)	252,468,724	252,468,724

TOTAL INVESTMENTS — 104.5% (cost $3,465,698,372)		4,037,935,535
Liabilities in excess of other assets — (4.5)%		(174,099,423)

NET ASSETS — 100.0%		$3,863,836,112

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $131,291,050; cash collateral of $134,633,368 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$3,785,466,811	$—	$—
Affiliated Money Market Mutual Fund	252,468,724	—	—

Total	$4,037,935,535	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Commercial Banks	11.0%
Oil, Gas & Consumable Fuels	11.0
Affiliated Money Market Mutual Fund (3.5% represents investments purchased with collateral from securities on loan)	6.5
Insurance	6.4
Pharmaceuticals	6.2
Aerospace & Defense	4.4
Diversified Financial Services	3.6
Metals & Mining	3.5
Electric Utilities	3.4
Telecommunications	3.4
Retail & Merchandising	3.3
Financial Services	3.2
Software	2.7
Healthcare Products	2.6
Food & Staples Retailing	2.5
Food	2.4
Computers & Peripherals	2.0
Media	1.7
Real Estate Investment Trusts	1.6
Chemicals	1.6
Specialty Retail	1.5
Diversified Manufacturing	1.4
IT Services	1.3
Hotels, Restaurants & Leisure	1.2

Multi-Utilities	1.2%
Transportation	1.1
Wireless Telecommunication Services	1.1
Tobacco	1.0
Biotechnology	0.9
Industrial Conglomerates	0.9
Machinery	0.8
Computer Services & Software	0.8
Gas Utilities	0.8
Multi-Line Retail	0.8
Beverages	0.7
Healthcare Providers & Services	0.7
Entertainment & Leisure	0.6
Machinery – Construction & Mining	0.6
Consumer Finance	0.5
Electronic Equipment & Instruments	0.5
Iron/Steel	0.5
Commercial Services & Supplies	0.5
Electronics	0.4
Automobiles	0.4
Commercial Services	0.4
Household Products/Wares	0.4
Semiconductors & Semiconductor Equipment	0.4
Textiles, Apparel & Luxury Goods	0.1

104.5
Liabilities in excess of other assets	(4.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $131,291,050:
Unaffiliated investments (cost $3,213,229,648)	$3,785,466,811
Affiliated investments (cost $252,468,724)	252,468,724
Cash	2,635,598
Foreign currency, at value (cost $666,394)	739,726
Receivable for investments sold	9,353,081
Receivable for fund share sold	7,311,733
Dividends receivable	5,818,496
Tax reclaim receivable	280,895
Prepaid expenses	23,435

Total Assets	4,064,098,499

LIABILITIES:
Payable to broker for collateral for securities on loan	134,633,368
Payable for investments purchased	64,426,924
Advisory fees payable	940,449
Accrued expenses and other liabilities	184,505
Payable for fund share repurchased	59,124
Shareholder servicing fees payable	16,071
Deferred trustees’ fees	1,404
Affiliated transfer agent fee payable	542

Total Liabilities	200,262,387

NET ASSETS	$3,863,836,112

Net assets were comprised of:
Paid-in capital	$4,310,694,389
Retained earnings	(446,858,277)

Net assets, December 31, 2010	$3,863,836,112

Net asset value and redemption price per share, $3,863,836,112 / 290,130,943 outstanding shares of beneficial interest	$13.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $331,746 foreign withholding tax)	$67,629,706
Affiliated income from securities lending, net	230,455
Affiliated dividend income	204,504

68,064,665

EXPENSES
Advisory fees	23,360,123
Shareholder servicing fees and expenses	3,114,683
Custodian and accounting fees	376,000
Trustees’ fees	37,000
Insurance expenses	31,000
Audit fee	24,000
Commitment fee on syndicated credit agreement	24,000
Legal fees and expenses	18,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Shareholders’ reports	9,000
Loan interest expense (Note 7)	6,292
Miscellaneous	18,395

Total expenses	27,027,493
Less: shareholder servicing fee waiver	(709,405)

Net expenses	26,318,088

NET INVESTMENT INCOME	41,746,577

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	142,603,386
Foreign currency transactions	11,622

142,615,008

Net change in unrealized appreciation (depreciation) on:
Investments	211,780,994
Foreign currencies	110,457

211,891,451

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	354,506,459

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$396,253,036

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$41,746,577	$31,530,778
Net realized gain (loss) on investment and foreign currency transactions	142,615,008	(362,722,169)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	211,891,451	703,686,860

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	396,253,036	372,495,469

DISTRIBUTIONS	(31,443,703)	(48,353,330)

FUND SHARE TRANSACTIONS:
Fund share sold [123,385,243 and 121,958,538 shares, respectively]	1,505,497,588	1,301,528,829
Fund share issued in reinvestment of distributions [2,699,030 and 4,796,957 shares, respectively]	31,443,703	48,353,330
Fund share repurchased [60,769,729 and 48,992,144 shares, respectively]	(714,200,326)	(506,580,986)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	822,740,965	843,301,173

TOTAL INCREASE IN NET ASSETS	1,187,550,298	1,167,443,312
NET ASSETS:
Beginning of year	2,676,285,814	1,508,842,502

End of year	$3,863,836,112	$2,676,285,814

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST MARSICO CAPITAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS — 99.0%	Shares	Value (Note 2)

Aerospace & Defense — 2.2%
General Dynamics Corp.	801,099	$56,845,985

Apparel — 3.3%
NIKE, Inc. (Class B Stock)(a)	978,532	83,586,203

Automobile Manufacturers — 1.2%
Ford Motor Co.*	1,869,965	31,396,712

Banks — 13.5%
Citigroup, Inc.*	13,756,485	65,068,174
ICICI Bank Ltd., ADR (India)	226,321	11,460,896
Itau Unibanco Holding SA, ADR (Brazil)	1,965,423	47,189,806
PNC Financial Services Group, Inc.	1,075,161	65,283,776
U.S. Bancorp	3,484,389	93,973,971
Wells Fargo & Co.	1,954,871	60,581,452

		343,558,075

Chemicals — 14.5%
Dow Chemical Co. (The)	3,493,498	119,268,022
Monsanto Co.	1,444,128	100,569,074
PPG Industries, Inc.	762,735	64,123,131
Praxair, Inc.	893,367	85,289,748

		369,249,975

Computers — 5.5%
Apple, Inc.*	432,681	139,565,583

Cosmetics/Personal Care — 1.1%
Lauder, (Estee) Cos., Inc. (The) (Class A Stock)	346,168	27,935,758

Diversified Machinery — 1.3%
Cummins, Inc.	306,153	33,679,891

Diversified Manufacturing — 2.9%
Danaher Corp.	987,027	46,558,064
Eaton Corp.	276,271	28,044,269

		74,602,333

Entertainment & Leisure — 1.7%
Wynn Resorts Ltd.(a)	415,389	43,133,994

Financial Services — 2.9%
Goldman Sachs Group, Inc. (The)	443,061	74,505,138

Internet — 10.1%
Amazon.com, Inc.*	598,643	107,755,740
Baidu, Inc., ADR (Cayman Islands)*	773,585	74,674,160
F5 Networks, Inc.*	94,401	12,287,234
priceline.com, Inc.*	157,405	62,891,168

		257,608,302

Metal Fabricate/Hardware — 1.6%
Precision Castparts Corp.	287,260	39,989,465

Mining — 5.0%
BHP Billiton PLC, ADR (United Kingdom)	1,127,097	90,731,309
Freeport-McMoRan Copper & Gold, Inc.	308,623	37,062,536

		127,793,845

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil & Gas — 5.7%
Anadarko Petroleum Corp.	1,019,429	$77,639,713
EOG Resources, Inc.	495,221	45,268,151
Halliburton Co.	512,595	20,929,254

		143,837,118

Pharmaceuticals — 0.9%
Mead Johnson Nutrition Co.	347,172	21,611,457

Railroads — 4.2%
Union Pacific Corp.	1,163,113	107,774,051

Restaurants — 3.8%
McDonald’s Corp.	1,260,077	96,723,510

Retail — 7.0%
Nordstrom, Inc.	752,805	31,903,876
Starbucks Corp.	233,634	7,506,661
Tiffany & Co.(a)	716,944	44,644,103
TJX Cos., Inc. (The)	1,123,516	49,872,875
Yum! Brands, Inc.	885,845	43,450,697

		177,378,212

Semiconductors — 2.4%
Broadcom Corp. (Class A Stock)	1,430,327	62,290,741

Software — 5.7%
Oracle Corp.	3,003,447	94,007,891
salesforce.com, Inc.*(a)	388,950	51,341,400

		145,349,291

Telecommunications — 1.2%
American Tower Corp. (Class A Stock)*	600,861	31,028,462

Transportation — 1.3%
FedEx Corp.	351,940	32,733,939

TOTAL COMMON STOCKS (cost $1,882,468,272)		2,522,178,040

PREFERRED STOCK — 0.3%
Banks
Wells Fargo & Co., 8.00% (cost $5,673,164)	297,374	8,085,599

TOTAL LONG-TERM INVESTMENTS (cost $1,888,141,436)		2,530,263,639

SHORT-TERM INVESTMENT — 6.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $172,548,207; includes $139,150,272 of cash collateral for securities on loan)(b)(w) (Note 4)	172,548,207	172,548,207

TOTAL INVESTMENTS — 106.1% (cost $2,060,689,643)		2,702,811,846
Liabilities in excess of other assets — (6.1)%		(155,435,973)

NET ASSETS — 100.0%		$2,547,375,873

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST MARSICO CAPITAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $134,783,674; cash collateral of $139,150,272 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,522,178,040	$—	$—
Preferred Stock	8,085,599	—	—
Affiliated Money Market Mutual Fund	172,548,207	—	—

Total	$2,702,811,846	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Chemicals	14.5%
Banks	13.8
Internet	10.1
Retail	7.0
Affiliated Money Market Mutual Fund (5.5% represents investments purchased with collateral from securities on loan)	6.8
Software	5.7
Oil & Gas	5.7
Computers	5.5
Mining	5.0
Railroads	4.2
Restaurants	3.8
Apparel	3.3

Diversified Manufacturing	2.9%
Financial Services	2.9
Semiconductors	2.4
Aerospace & Defense	2.2
Entertainment & Leisure	1.7
Metal Fabricate/Hardware	1.6
Diversified Machinery	1.3
Transportation	1.3
Automobile Manufacturers	1.2
Telecommunications	1.2
Cosmetics/Personal Care	1.1
Pharmaceuticals	0.9

106.1
Liabilities in excess of other assets	(6.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST MARSICO CAPITAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $134,783,674:
Unaffiliated investments (cost $1,888,141,436)	$2,530,263,639
Affiliated investments (cost $172,548,207)	172,548,207
Foreign currency, at value (cost $2,006)	2,109
Receivable for investments sold	11,469,160
Dividends receivable	1,463,831
Receivable for fund share sold	1,311,292
Tax reclaim receivable	4,453
Prepaid expenses	31,115

Total Assets	2,717,093,806

LIABILITIES:
Payable to broker for collateral for securities on loan	139,150,272
Payable for fund share repurchased	19,172,580
Payable for investments purchased	9,480,294
Advisory fees payable	900,807
Payable to custodian	858,234
Accrued expenses and other liabilities	142,787
Shareholder servicing fees payable	11,080
Deferred trustees’ fees	1,337
Affiliated transfer agent fee payable	542

Total Liabilities	169,717,933

NET ASSETS	$2,547,375,873

Net assets were comprised of:
Paid-in capital	$2,160,471,193
Retained earnings	386,904,680

Net assets, December 31, 2010	$2,547,375,873

Net asset value and redemption price per share, $2,547,375,873 / 131,735,399 outstanding shares of beneficial interest	$19.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $196,018 foreign withholding tax)	$30,515,687
Affiliated income from securities lending, net	209,463
Affiliated dividend income	205,131

30,930,281

EXPENSES
Advisory fees	21,570,865
Shareholder servicing fees and expenses	2,396,763
Custodian and accounting fees	336,000
Trustees’ fees	34,000
Insurance expenses	30,000
Commitment fee on syndicated credit agreement	30,000
Audit fee	22,000
Legal fees and expenses	18,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Shareholders’ reports	10,000
Loan interest expense (Note 7)	4,928
Miscellaneous	14,443

Total expenses	24,476,999
Less: advisory fee waiver and/or expense reimbursement	(809,619)
Less: shareholder servicing fee waiver	(494,029)

Net expenses	23,173,351

NET INVESTMENT INCOME	7,756,930

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	229,696,592
Foreign currency transactions	(189)

229,696,403

Net change in unrealized appreciation (depreciation) on:
Investments	159,274,086
Foreign currencies	600

159,274,686

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	388,971,089

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$396,728,019

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,756,930	$15,791,632
Net realized gain (loss) on investment and foreign currency transactions	229,696,403	(137,475,125)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	159,274,686	710,226,183

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	396,728,019	588,542,690

DISTRIBUTIONS	(15,734,525)	(17,837,141)

FUND SHARE TRANSACTIONS:
Fund share sold [44,646,787 and 76,155,457 shares, respectively]	746,522,999	1,049,386,473
Fund share issued in reinvestment of distributions [985,255 and 1,303,885 shares, respectively]	15,734,525	17,837,141
Fund share repurchased [91,353,153 and 41,093,195 shares, respectively]	(1,483,547,348	(535,317,927)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(721,289,824)	531,905,687

TOTAL INCREASE (DECREASE) IN NET ASSETS	(340,296,330)	1,102,611,236
NET ASSETS:
Beginning of year	2,887,672,203	1,785,060,967

End of year	$2,547,375,873	$2,887,672,203

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 96.3%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 2.2%
Goodrich Corp.	229,980	$20,254,339
United Technologies Corp.	249,960	19,676,851

		39,931,190

Automobile Manufacturers — 0.6%
General Motors Co.*	275,400	10,151,244

Automotive Parts & Equipment — 1.4%
BorgWarner, Inc.*	73,700	5,332,932
Johnson Controls, Inc.	517,830	19,781,106

		25,114,038

Banks — 0.4%
Goldman Sachs Group, Inc. (The)	37,260	6,265,642

Beverages — 1.6%
Coca-Cola Co. (The)(a)	359,290	23,630,503
Pernod-Ricard SA (France)	48,496	4,559,725

		28,190,228

Biotechnology — 0.3%
Gilead Sciences, Inc.*	149,250	5,408,820

Chemicals — 1.3%
Mosaic Co. (The)	50,420	3,850,071
Praxair, Inc.	211,160	20,159,445

		24,009,516

Commercial Services — 1.3%
MasterCard, Inc. (Class A Stock)	82,480	18,484,593
Verisk Analytics, Inc. (Class A Stock)*	163,100	5,558,448

		24,043,041

Computer Hardware — 7.6%
Apple, Inc.*	325,370	104,951,347
International Business Machines Corp.	218,910	32,127,232

		137,078,579

Computer Services & Software — 7.1%
Autodesk, Inc.*	324,860	12,409,652
Cerner Corp.*(a)	78,490	7,436,142
Cognizant Technology Solutions Corp. (Class A Stock)*	221,590	16,240,331
EMC Corp.*(a)	1,810,370	41,457,473
Intuit, Inc.*	322,760	15,912,068
Nuance Communications, Inc.*(a)	977,450	17,770,041
Red Hat, Inc.*	204,520	9,336,338
VeriFone Systems, Inc.*(a)	184,260	7,105,066

		127,667,111

Computers — 1.5%
Accenture PLC (Class A Stock) (Ireland)	537,880	26,081,801

Conglomerates — 1.4%
3M Co.	73,880	6,375,844
Honeywell International, Inc.	347,190	18,456,620

		24,832,464

COMMON STOCKS (continued)	Shares	Value (Note 2)

Construction — 0.9%
Fluor Corp.	244,280	$16,185,993

Cosmetics & Toiletries — 0.7%
Avon Products, Inc.	124,600	3,620,876
Procter & Gamble Co. (The)	139,170	8,952,806

		12,573,682

Diversified Financial Services — 2.5%
Affiliated Managers Group, Inc.*	274,200	27,206,124
American Express Co.	126,240	5,418,221
BlackRock, Inc.	34,257	6,528,699
IntercontinentalExchange, Inc.*	37,240	4,437,146
Invesco Ltd.	76,050	1,829,763

		45,419,953

Electronic Components & Equipment — 0.7%
Agilent Technologies, Inc.*(a)	221,340	9,170,116
Tyco Electronics Ltd. (Switzerland)	77,400	2,739,960

		11,910,076

Energy – Alternate Sources — 0.2%
First Solar, Inc.*(a)	27,100	3,526,794

Entertainment & Leisure — 1.1%
Carnival Corp. (Panama)	440,060	20,291,167

Environmental Control — 0.5%
Stericycle, Inc.*(a)	115,700	9,362,444

Farming & Agriculture — 1.6%
Monsanto Co.	402,550	28,033,582

Financial – Brokerage — 0.2%
Visa, Inc. (Class A Stock)	51,030	3,591,491

Financial Services — 3.3%
Charles Schwab Corp. (The)(a)	370,550	6,340,110
CME Group, Inc.	44,720	14,388,660
JPMorgan Chase & Co.	465,750	19,757,115
MSCI, Inc. (Class A Stock)*(a)	469,100	18,276,136

		58,762,021

Food — 0.3%
Whole Foods Market, Inc.*	107,330	5,429,825

Hand/Machine Tools — 0.4%
Stanley Black & Decker, Inc.	107,230	7,170,470

Healthcare Products — 2.1%
Covidien PLC (Ireland)	294,990	13,469,244
Gen-Probe, Inc.*	84,600	4,936,410
Hospira, Inc.*	128,690	7,166,746
IDEXX Laboratories, Inc.*	40,900	2,831,098
Medtronic, Inc.	245,570	9,108,191

		37,511,689

Hotels & Motels — 1.1%
Las Vegas Sands Corp.*(a)	147,970	6,799,222
Marriott International, Inc. (Class A Stock)	324,000	13,458,960

		20,258,182

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Services — 4.9%
Amazon.com, Inc.*	88,650	$15,957,000
Google, Inc. (Class A Stock)*	97,110	57,680,427
priceline.com, Inc.*	22,900	9,149,695
VeriSign, Inc.	164,050	5,359,513

		88,146,635

Iron & Steel — 0.2%
Cliffs Natural Resources, Inc.	46,240	3,607,182

Machinery — 0.6%
Cummins, Inc.	102,350	11,259,524

Machinery & Equipment — 1.4%
Thermo Fisher Scientific, Inc.*	469,310	25,981,002

Media — 3.2%
DIRECTV (Class A Stock)*	405,020	16,172,448
Discovery Communications, Inc. (Class A Stock)*(a)	84,520	3,524,484
Time Warner Cable, Inc.	192,190	12,690,306
Walt Disney Co. (The)	673,710	25,270,862

		57,658,100

Medical Supplies & Equipment — 0.5%
Abbott Laboratories	113,530	5,439,222
St. Jude Medical, Inc.*	87,800	3,753,450

		9,192,672

Metals & Mining — 2.0%
Cameco Corp. (Canada)	98,300	3,969,354
Freeport-McMoRan Copper & Gold, Inc.	15,600	1,873,404
Precision Castparts Corp.	90,140	12,548,389
Teck Resources Ltd. (Class B Stock) (Canada)	271,170	16,766,441

		35,157,588

Miscellaneous Manufacturing — 4.1%
Danaher Corp.	1,191,920	56,222,866
Eaton Corp.	177,950	18,063,705

		74,286,571

Network/Hardware — 3.7%
Cisco Systems, Inc.*	1,636,690	33,110,239
Juniper Networks, Inc.*	286,200	10,566,504
QUALCOMM, Inc.	469,570	23,239,019

		66,915,762

Oil & Gas — 5.2%
Anadarko Petroleum Corp.	65,100	4,958,016
Apache Corp.	77,080	9,190,248
Halliburton Co.	243,350	9,935,981
Occidental Petroleum Corp.	245,870	24,119,847
Schlumberger Ltd. (Netherlands)	458,460	38,281,410
Southwestern Energy Co.*	172,460	6,455,178

		92,940,680

Oil & Gas Services — 2.2%
Cameron International Corp.*(a)	266,950	13,542,373

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil & Gas Services (cont’d.)
Weatherford International Ltd. (Switzerland)*	1,137,800	$25,941,840

		39,484,213

Pharmaceuticals — 4.3%
Allergan, Inc.	89,220	6,126,737
AmerisourceBergen Corp.	370,680	12,647,602
Celgene Corp.*	257,540	15,230,916
Express Scripts, Inc.*	133,060	7,191,893
Mead Johnson Nutrition Co.	147,140	9,159,465
Medco Health Solutions, Inc.*	204,070	12,503,369
Teva Pharmaceutical Industries Ltd., ADR (Israel)	278,310	14,508,300

		77,368,282

Restaurants — 1.0%
McDonald’s Corp.	224,570	17,237,993

Retail — 2.7%
Abercrombie & Fitch Co. (Class A Stock)	191,480	11,034,992
Dollar General Corp.*(a)	173,130	5,309,897
Limited Brands, Inc.(a)	382,000	11,738,860
Lowe’s Cos., Inc.	635,800	15,945,864
Yum! Brands, Inc.	73,010	3,581,141

		47,610,754

Retail & Merchandising — 6.5%
Costco Wholesale Corp.	308,880	22,304,225
Kohl’s Corp.*	498,600	27,093,924
NIKE, Inc. (Class B Stock)(a)	158,640	13,551,029
Staples, Inc.	841,890	19,169,835
Target Corp.	255,980	15,392,077
Walgreen Co.	511,880	19,942,845

		117,453,935

Semiconductors — 1.0%
Advanced Micro Devices, Inc.*(a)	657,400	5,377,532
Broadcom Corp. (Class A Stock)	187,430	8,162,577
Cypress Semiconductor Corp.*	244,850	4,549,313

		18,089,422

Software — 4.4%
Check Point Software Technologies Ltd. (Israel)*	180,600	8,354,556
Microsoft Corp.	387,830	10,828,214
Oracle Corp.	1,915,530	59,956,089

		79,138,859

Telecommunications — 1.9%
American Tower Corp. (Class A Stock)*	542,110	27,994,560
Corning, Inc.(a)	279,240	5,394,917

		33,389,477

Tobacco — 1.1%
Philip Morris International, Inc.	341,680	19,998,530

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Toys — 0.4%
Hasbro, Inc.(a)	167,750	$7,914,445

Transportation — 2.7%
FedEx Corp.	145,000	13,486,450
Kansas City Southern*	75,230	3,600,508
Union Pacific Corp.	141,500	13,111,390
United Parcel Service, Inc. (Class B Stock)	259,300	18,819,994

		49,018,342

TOTAL LONG-TERM INVESTMENTS (cost $1,568,377,031)		1,730,651,011

SHORT-TERM INVESTMENT — 9.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $164,218,868; includes $83,638,695 of cash collateral for securities on loan)(b)(w) (Note 4)	164,218,868	164,218,868

TOTAL INVESTMENTS — 105.4% (cost $1,732,595,899)		1,894,869,879
Liabilities in excess of other assets — (5.4)%		(97,891,401)

NET ASSETS — 100.0%		$1,796,978,478

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $81,305,416; cash collateral of $83,638,695 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,730,651,011	$—	$—
Affiliated Money Market Mutual Fund	164,218,868	—	—

Total	$1,894,869,879	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (4.7% represents investments purchased with collateral from securities on loan)	9.1%
Computer Hardware	7.6
Computer Services & Software	7.1
Retail & Merchandising	6.5
Oil & Gas	5.2
Internet Services	4.9
Software	4.4
Pharmaceuticals	4.3
Miscellaneous Manufacturing	4.1
Network/Hardware	3.7
Financial Services	3.3
Media	3.2
Transportation	2.7
Retail	2.7
Diversified Financial Services	2.5
Aerospace & Defense	2.2
Oil & Gas Services	2.2
Healthcare Products	2.1
Metals & Mining	2.0
Telecommunications	1.9
Beverages	1.6
Farming & Agriculture	1.6
Computers	1.5
Machinery & Equipment	1.4

Automotive Parts & Equipment	1.4%
Conglomerates	1.4
Commercial Services	1.3
Chemicals	1.3
Entertainment & Leisure	1.1
Hotels & Motels	1.1
Tobacco	1.1
Semiconductors	1.0
Restaurants	1.0
Construction	0.9
Cosmetics & Toiletries	0.7
Electronic Components & Equipment	0.7
Machinery	0.6
Automobile Manufacturers	0.6
Environmental Control	0.5
Medical Supplies & Equipment	0.5
Toys	0.4
Hand/Machine Tools	0.4
Banks	0.4
Food	0.3
Biotechnology	0.3
Iron & Steel	0.2
Financial – Brokerage	0.2
Energy – Alternate Sources	0.2

105.4
Liabilities in excess of other assets	(5.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2010; accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options
Equity contracts	$(113,917)

For the year ended December 31, 2010, the Portfolio did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST MFS GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $81,305,416:
Unaffiliated investments (cost $1,568,377,031)	$1,730,651,011
Affiliated investments (cost $164,218,868)	164,218,868
Cash	5,620,471
Receivable for investments sold	61,876,361
Dividends receivable	1,260,306
Receivable for fund share sold	834,261
Tax reclaim receivable	295,645
Prepaid expenses	14,692

Total Assets	1,964,771,615

LIABILITIES:
Payable to broker for collateral for securities on loan	83,638,695
Payable for investments purchased	81,258,954
Payable for fund share repurchased	2,236,746
Advisory fees payable	541,036
Accrued expenses and other liabilities	109,022
Shareholder servicing fees payable	8,142
Affiliated transfer agent fee payable	542

Total Liabilities	167,793,137

NET ASSETS	$1,796,978,478

Net assets were comprised of:
Paid-in capital	$1,883,123,950
Retained earnings	(86,145,472)

Net assets, December 31, 2010	$1,796,978,478

Net asset value and redemption price per share, $1,796,978,478 / 186,680,930 outstanding shares of beneficial interest	$9.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $100,708 foreign withholding tax)	$20,469,824
Affiliated dividend income	178,889
Affiliated income from securities lending, net	158,420

20,807,133

EXPENSES
Advisory fees	14,790,006
Shareholder servicing fees and expenses	1,643,334
Custodian and accounting fees	248,000
Trustees’ fees	27,000
Audit fee	22,000
Insurance expenses	18,000
Legal fees and expenses	13,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Commitment fee on syndicated credit agreement	9,000
Loan interest expense (Note 7)	209
Miscellaneous	14,105

Total expenses	16,803,654
Less: shareholder servicing fee waiver	(268,000)

Net expenses	16,535,654

NET INVESTMENT INCOME	4,271,479

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	163,707,604
Foreign currency transactions	51,828

163,759,432

Net change in unrealized appreciation (depreciation) on:
Investments	743,295
Foreign currencies	35,320

778,615

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	164,538,047

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$168,809,526

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,271,479	$2,017,745
Net realized gain on investment and foreign currency transactions	163,759,432	141,786,026
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	778,615	156,105,251

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	168,809,526	299,909,022

DISTRIBUTIONS	(2,004,759)	(1,902,264)

FUND SHARE TRANSACTIONS:
Fund share sold [81,241,915 and 165,519,106 shares, respectively]	700,709,647	1,222,989,179
Fund share issued in reinvestment of distributions [243,001 and 259,518 shares, respectively]	2,004,759	1,902,264
Fund share repurchased [121,648,305 and 22,541,021 shares, respectively]	(1,010,961,962)	(159,946,030)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(308,247,556)	1,064,945,413

TOTAL INCREASE (DECREASE) IN NET ASSETS	(141,442,789)	1,362,952,171
NET ASSETS:
Beginning of year	1,938,421,267	575,469,096

End of year	$1,796,978,478	$1,938,421,267

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 93.6%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 2.6%
Goodrich Corp.	50,600	$4,456,342
TransDigm Group, Inc.*	89,657	6,456,201

		10,912,543

Automotive Parts — 2.7%
BorgWarner, Inc.*(a)	160,600	11,621,016

Banks — 1.4%
KeyCorp	334,100	2,956,785
Northern Trust Corp.	56,100	3,108,501

		6,065,286

Building Materials — 0.5%
Masco Corp.	182,900	2,315,514

Chemicals — 1.9%
Eastman Chemical Co.	47,000	3,951,760
Valspar Corp. (The)	119,700	4,127,256

		8,079,016

Clothing & Apparel — 1.5%
VF Corp.	75,000	6,463,500

Commercial Services — 2.6%
Convergys Corp.*	331,800	4,369,806
PHH Corp.*	96,900	2,243,235
United Rentals, Inc.*(a)	190,126	4,325,366

		10,938,407

Computer Services & Software — 5.8%
Autodesk, Inc.*	69,100	2,639,620
Computer Sciences Corp.	180,087	8,932,315
Global Payments, Inc.	65,700	3,035,997
Intuit, Inc.*	102,300	5,043,390
Synopsys, Inc.*	119,300	3,210,363
Teradata Corp.*	51,600	2,123,856

		24,985,541

Construction — 1.7%
D.R. Horton, Inc.(a)	201,000	2,397,930
Pulte Group, Inc.*(a)	261,300	1,964,976
URS Corp.*	66,000	2,746,260

		7,109,166

Consumer Products & Services — 0.7%
Scotts Miracle-Gro Co. (The) (Class A Stock)	59,800	3,036,046

Containers & Packaging — 3.5%
Bemis Co., Inc.	196,000	6,401,360
Sonoco Products Co.	255,400	8,599,318

		15,000,678

Diversified — 2.5%
AptarGroup, Inc.	90,100	4,286,057
Dover Corp.	110,600	6,464,570

		10,750,627

Electronic Components — 0.9%
Flextronics International Ltd. (Singapore)*	477,000	3,744,450

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy Delivery — 0.6%
Integrys Energy Group, Inc.	54,700	$2,653,497

Financial – Bank & Trust — 1.9%
Astoria Financial Corp.	115,350	1,604,519
Bank of Hawaii Corp.	136,000	6,420,560

		8,025,079

Financial Services — 3.3%
Eaton Vance Corp.	106,000	3,204,380
IntercontinentalExchange, Inc.*	39,700	4,730,255
Jefferies Group, Inc.(a)	111,000	2,955,930
Raymond James Financial, Inc.	104,175	3,406,522

		14,297,087

Food Products — 1.6%
Sara Lee Corp.	398,800	6,982,988

Gas Utilities — 1.5%
Energen Corp.	91,000	4,391,660
UGI Corp.	68,500	2,163,230

		6,554,890

Healthcare Equipment & Services — 1.3%
Express Scripts, Inc.*	103,200	5,577,960

Healthcare Providers & Services — 0.8%
Covance, Inc.*(a)	62,500	3,213,125

Hotels, Restaurants & Leisure — 2.0%
International Game Technology(a)	151,100	2,672,959
Wyndham Worldwide Corp.	69,900	2,094,204
Yum! Brands, Inc.	76,000	3,727,800

		8,494,963

Industrial Conglomerates — 1.7%
Carlisle Cos., Inc.	180,600	7,177,044

Insurance — 8.9%
Allstate Corp. (The)	224,100	7,144,308
Arch Capital Group Ltd. (Bermuda)*	48,900	4,305,645
Endurance Specialty Holdings Ltd. (Bermuda)	92,900	4,279,903
HCC Insurance Holdings, Inc.	225,000	6,511,500
Lincoln National Corp.	320,314	8,907,932
Progressive Corp. (The)	183,500	3,646,145
Reinsurance Group of America, Inc.	58,500	3,142,035

		37,937,468

Iron/Steel — 1.0%
Allegheny Technologies, Inc.(a)	77,900	4,298,522

Leisure Equipment & Products — 1.1%
Mattel, Inc.	188,400	4,791,012

Machinery & Equipment — 4.5%
Cummins, Inc.	88,200	9,702,882
Joy Global, Inc.	74,100	6,428,175
Snap-on, Inc.	54,600	3,089,268

		19,220,325

Manufacturing — 0.5%
Harsco Corp.	78,800	2,231,616

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Medical Supplies & Equipment — 3.5%
Beckman Coulter, Inc.	161,216	$12,128,280
C.R. Bard, Inc.(a)	31,100	2,854,047

		14,982,327

Office Equipment — 1.3%
Steelcase, Inc. (Class A Stock)	511,500	5,406,555

Oil, Gas & Consumable Fuels — 5.8%
Chesapeake Energy Corp.	109,500	2,837,145
Helix Energy Solutions Group, Inc.*	163,300	1,982,462
Newfield Exploration Co.*	113,000	8,148,430
ONEOK, Inc.	58,500	3,244,995
QEP Resources, Inc.	118,800	4,313,628
Whiting Petroleum Corp.*	36,000	4,218,840

		24,745,500

Pharmaceuticals — 0.5%
Cephalon, Inc.*(a)	35,800	2,209,576

Printing & Publishing — 2.0%
RR Donnelley & Sons Co.(a)	497,568	8,692,513

Real Estate Investment Trusts — 4.4%
Boston Properties, Inc.	38,600	3,323,460
Duke Realty Corp.	707,558	8,816,173
Simon Property Group, Inc.	65,586	6,525,151

		18,664,784

Restaurants — 1.9%
Darden Restaurants, Inc.	170,200	7,904,088

Retail & Merchandising — 2.3%
Family Dollar Stores, Inc.	43,100	2,142,501
Ruddick Corp.(a)	118,500	4,365,540
TJX Cos., Inc. (The)	76,400	3,391,396

		9,899,437

Semiconductors — 3.2%
International Rectifier Corp.*(a)	118,600	3,521,234
Microchip Technology, Inc.(a)	189,900	6,496,479
Xilinx, Inc.	128,300	3,718,134

		13,735,847

Telecommunication Services — 1.8%
Harris Corp.	81,900	3,710,070
Tellabs, Inc.	603,400	4,091,052

		7,801,122

Telecommunications — 2.3%
American Tower Corp. (Class A Stock)*	102,800	5,308,592
Comtech Telecommunications Corp.	155,200	4,303,696

		9,612,288

Transportation — 3.0%
CSX Corp.	55,200	3,566,472
GATX Corp.	75,800	2,674,224
Werner Enterprises, Inc.(a)	287,300	6,492,980

		12,733,676

COMMON STOCKS (continued)	Shares	Value (Note 2)

Utilities — 2.6%
PG&E Corp.	102,100	$4,884,464
Pinnacle West Capital Corp.	154,500	6,404,025

		11,288,489

TOTAL LONG-TERM INVESTMENTS (cost $313,306,675)		400,153,568

SHORT-TERM INVESTMENT — 19.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $82,409,055; includes $56,035,298 of cash collateral for securities on loan)(b)(w) (Note 4)	82,409,055	82,409,055

TOTAL INVESTMENTS — 112.9% (cost $395,715,730)		482,562,623
Liabilities in excess of other assets — (12.9)%		(55,024,900)

NET ASSETS — 100.0%		$427,537,723

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $54,240,751; cash collateral of $56,035,298 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$400,153,568	$—	$—
Affiliated Money Market Mutual Fund	82,409,055	—	—

Total	$482,562,623	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (13.1% represents investments purchased with collateral from securities on loan)	19.3%
Insurance	8.9
Computer Services & Software	5.8
Oil, Gas & Consumable Fuels	5.8
Machinery & Equipment	4.5
Real Estate Investment Trusts	4.4
Containers & Packaging	3.5
Medical Supplies & Equipment	3.5
Financial Services	3.3
Semiconductors	3.2
Transportation	3.0
Automotive Parts	2.7
Utilities	2.6
Commercial Services	2.6
Aerospace & Defense	2.6
Diversified	2.5
Retail & Merchandising	2.3
Telecommunications	2.3
Printing & Publishing	2.0
Hotels, Restaurants & Leisure	2.0

Chemicals	1.9%
Financial – Bank & Trust	1.9
Restaurants	1.9
Telecommunication Services	1.8
Industrial Conglomerates	1.7
Construction	1.7
Food Products	1.6
Gas Utilities	1.5
Clothing & Apparel	1.5
Banks	1.4
Healthcare Equipment & Services	1.3
Office Equipment	1.3
Leisure Equipment & Products	1.1
Iron/Steel	1.0
Electronic Components	0.9
Healthcare Providers & Services	0.8
Consumer Products & Services	0.7
Energy Delivery	0.6
Building Materials	0.5
Manufacturing	0.5
Pharmaceuticals	0.5

112.9
Liabilities in excess of other assets	(12.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $54,240,751:
Unaffiliated investments (cost $313,306,675)	$400,153,568
Affiliated investments (cost $82,409,055)	82,409,055
Cash	810,834
Receivable for fund share sold	484,126
Dividends receivable	334,728
Tax reclaim receivable	1,234
Prepaid expenses	2,392

Total Assets	484,195,937

LIABILITIES:
Payable to broker for collateral for securities on loan	56,035,298
Payable for fund share repurchased	384,152
Advisory fees payable	179,246
Accrued expenses and other liabilities	56,630
Shareholder servicing fees payable	2,346
Affiliated transfer agent fee payable	542

Total Liabilities	56,658,214

NET ASSETS	$427,537,723

Net assets were comprised of:
Paid-in capital	$374,345,094
Retained earnings	53,192,629

Net assets, December 31, 2010	$427,537,723

Net asset value and redemption price per share, $427,537,723 / 35,833,203 outstanding shares of beneficial interest	$11.93

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income	$6,164,779
Affiliated income from securities lending, net	56,900
Affiliated dividend income	47,967

6,269,646

EXPENSES
Advisory fees	3,047,250
Shareholder servicing fees and expenses	320,763
Custodian and accounting fees	87,000
Audit fee	22,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Shareholders’ reports	9,000
Legal fees and expenses	6,000
Insurance expenses	3,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense (Note 7)	74
Miscellaneous	11,026

Total expenses	3,531,113

NET INVESTMENT INCOME	2,738,533

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investment transactions	10,859,680

Net change in unrealized appreciation (depreciation) on:
Investments	57,752,962
Foreign currencies	(94)

57,752,868

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	68,612,548

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,351,081

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,738,533	$1,775,719
Net realized gain (loss) on investment transactions	10,859,680	(25,294,994)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	57,752,868	84,397,849

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	71,351,081	60,878,574

DISTRIBUTIONS	(1,776,636)	(2,968,428)

FUND SHARE TRANSACTIONS:
Fund share sold [16,640,054 and 13,961,590 shares, respectively]	174,223,333	111,833,757
Fund share issued in reinvestment of distributions [174,866 and 375,750 shares, respectively]	1,776,636	2,968,428
Fund share repurchased [7,892,018 and 5,860,746 shares, respectively]	(79,317,681)	(42,766,734)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	96,682,288	72,035,451

TOTAL INCREASE IN NET ASSETS	166,256,733	129,945,597
NET ASSETS:
Beginning of year	261,280,990	131,335,393

End of year	$427,537,723	$261,280,990

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

CERTIFICATES OF DEPOSIT — 12.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Bank of Tokyo-Mitsubishi UFJ Ltd.	0.31%		01/10/11	$35,000	$35,000,000
BNP Paribas	0.30%		01/12/11	5,000	5,000,000
BNP Paribas	0.431%	(c)	10/20/11	19,000	19,000,000
BNP Paribas NY	0.471%	(c)	09/21/11	18,000	18,000,000
Credit Agricole CIB, NY	0.30%		02/01/11	80,000	80,000,000
Credit Agricole CIB, NY	0.32%		02/14/11	11,000	10,999,460
Royal Bank of Canada/NY	0.261%	(c)	03/23/11	6,000	6,000,007
Royal Bank of Canada/NY	0.34%	(c)	02/14/11	25,000	25,000,000
Royal Bank of Scotland PLC	0.30%		02/04/11	23,000	23,000,000
Royal Bank of Scotland PLC	0.32%		01/03/11	5,000	5,000,000
Societe Generale	0.30%		02/07/11	24,000	24,000,000
State Street Bank & Trust Co.	0.44%	(c)	03/30/11	20,000	20,000,000
Sumitomo Mitsui Banking Corp./NY	0.31%		01/12/11	17,000	17,000,000
Svenska Handelsbanken AB	0.26%		01/11/11	26,000	26,000,000
Svenska Handelsbanken AB	0.27%		02/04/11	26,000	26,000,000
Toronto-Dominion Bank NY	0.331%	(c)	10/28/11	26,000	26,000,000
UBS AG	0.25%		01/14/11	25,000	25,000,000

					390,999,467

COMMERCIAL PAPER — 42.9%
Archer Daniels Midland Co., 144A(n)	0.25%		02/22/11	33,350	33,337,957
Archer Daniels Midland Co., 144A(n)	0.27%		02/08/11	5,600	5,598,404
BG Energy Finance, Inc., 144A(n)	0.35%		02/14/11	10,000	9,995,722
BG Energy Finance, Inc., 144A(n)	0.35%		02/18/11	12,000	11,994,400
Cargill, Inc., 144A(n)	0.25%		01/19/11	13,000	12,998,375
Citigroup Fund, Inc.(n)	0.28%		01/04/11	27,000	26,999,370
Coca-Cola Co., 144A(n)	0.20%		01/10/11	50,000	49,997,500
Commonwealth Bank of Australia, 144A(n)	0.26%		01/12/11	23,500	23,498,133
Danske Corp., 144A(n)	0.28%		02/03/11	7,000	6,998,203
Danske Corp., 144A(n)	0.29%		02/10/11	32,000	31,989,689
Deutsche Bank Financial LLC(n)	0.27%		01/24/11	70,227	70,214,886
DNB NOR Bank ASA, 144A(n)	0.26%		02/07/11	50,000	49,986,639
DNB NOR Bank ASA, 144A	0.371%	(c)	04/21/11	7,000	7,000,658
DNB NOR Bank ASA, 144A	0.381%	(c)	08/29/11	26,000	26,000,000
Electricite de France, 144A(n)	0.28%		01/11/11	7,081	7,080,449
Electricite de France, 144A(n)	0.28%		01/31/11	40,000	39,990,667
Electricite de France, 144A(n)	0.28%		02/28/11	15,000	14,993,233
ENI Finance USA, Inc., 144A(n)	0.27%		01/10/11	30,000	29,997,975
ENI Finance USA, Inc., 144A(n)	0.28%		02/09/11	3,000	2,999,090
European Investment Bank(n)	0.22%		01/13/11	19,000	18,998,607
European Investment Bank(n)	0.32%		03/22/11	44,000	43,968,711
European Investment Bank(n)	0.40%		03/25/11	31,000	30,971,411
HSBC USA, Inc.(n)	0.25%		01/03/11	29,000	28,999,597
International Finance Corp.(n)	0.23%		01/06/11	69,500	69,497,780
JPMorgan Chase & Co.(n)	0.23%		02/07/11	26,000	25,993,854
JPMorgan Chase & Co.(n)	0.30%		02/07/11	25,000	24,992,292
Mizuho Funding LLC, 144A(n)	0.30%		01/21/11	7,000	6,998,833
New York Life Capital Corp., 144A(n)	0.24%		01/03/11	18,053	18,052,759
New York Life Capital Corp., 144A(n)	0.24%		01/12/11	48,500	48,496,443
Nordea North America(n)	0.26%		01/06/11	21,000	20,999,242
Old Line Fundg LLC, 144A(n)	0.25%		01/04/11	12,500	12,499,740
Old Line Fundg LLC, 144A(n)	0.27%		02/02/11	18,000	17,995,680
Old Line Fundg LLC, 144A(n)	0.27%		02/08/11	44,000	43,987,460
Old Line Fundg LLC, 144A(n)	0.27%		03/01/11	14,000	13,993,805
Philip Morris International, Inc., 144A(n)	0.22%		01/28/11	25,000	24,995,875
Philip Morris International, Inc., 144A	0.23%		01/28/11	64,000	63,988,960
Procter & Gamble Co. (The),144A(n)	0.20%		01/18/11	75,000	74,992,917
Prudential PLC, 144A(n)	0.37%		02/18/11	13,000	12,993,587
Prudential PLC(n)	0.38%		03/09/11	11,000	10,992,221
Reckitt Benckiser, 144A(n)	0.27%		01/07/11	9,000	8,999,595
Reckitt Benckiser, 144A(n)	0.27%		01/10/11	7,000	6,999,528
Reckitt Benckiser, 144A(n)	0.32%		02/02/11	4,000	3,998,862
Reckitt Benckiser, 144A(n)	0.32%		02/04/11	9,000	8,997,280

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMERCIAL PAPER (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Skandinaviska Enskilda Banken AB, 144A(n)	0.33%		02/07/11	$30,000	$29,989,825
Standard Chartered Bank, 144A(n)	0.30%		02/01/11	37,000	36,990,442
Straight-A Funding LLC, 144A(n)	0.23%		01/25/11	15,500	15,497,623
Straight-A Funding LLC, 144A(n)	0.25%		01/03/11	12,000	11,999,833
Straight-A Funding LLC, 144A(n)	0.25%		01/04/11	10,000	9,999,792
Straight-A Funding LLC, 144A(n)	0.26%		01/24/11	25,000	24,995,847
Straight-A Funding LLC, 144A(n)	0.26%		02/03/11	5,000	4,998,808
Swedbank AB(n)	0.37%		01/31/11	56,000	55,982,733
Toyota Motor Credit Corp.(n)	0.29%		03/03/11	27,000	26,986,732
Toyota Motor Credit Corp.(n)	0.32%		01/27/11	7,000	6,998,382
US Bank National Assoc.(n)	0.23%		02/14/11	33,000	32,990,723
US Bank National Assoc.(n)	0.29%		01/31/11	18,000	17,995,650

					1,380,502,779

CORPORATE OBLIGATIONS — 3.2%
Bank of America NA, FDIC, Gtd. Notes	0.361%	(c)	01/27/11	68,000	68,000,500
General Electric Capital Corp., FDIC Gtd. Notes, MTN	1.80%		03/11/11	25,965	26,044,926
JPMorgan Chase & Co., FDIC Gtd. Notes	1.021%	(c)	12/02/11	3,800	3,826,861
Rabobank Nederland NV/NY	0.352%	(c)	09/13/11	5,000	5,000,000

					102,872,287

LOAN PARTICIPATION — 0.8%
Cargill, Inc., 144A(g) (cost $25,000,000)	0.30%		02/11/11	25,000	25,000,000

REPURCHASE AGREEMENTS(m) — 5.9%
Barclays Capital, Inc., 0.25%, dated 12/31/10, due 01/03/11 in the amount of $90,703,890				90,702	90,702,000
HSBC Securities, 0.22%, dated 12/31/10, due 01/03/11 in the amount of $99,825,830				99,824	99,824,000

					190,526,000

TIME DEPOSIT — 1.0%
US Bank National Assoc. (cost $33,000,000)(n)	0.25%		01/03/11	33,000	33,000,000

U.S. GOVERNMENT AGENCY/SUPRA NATIONAL OBLIGATIONS — 25.0%
Federal Farm Credit Bank	0.215%	(c)	12/08/11	5,600	5,598,417
Federal Farm Credit Bank	0.265%	(c)	10/07/11	40,000	40,009,317
Federal Farm Credit Bank	0.311%	(c)	06/22/11	24,000	24,009,182
Federal Home Loan Bank	0.166%	(c)	07/20/11	25,000	24,995,818
Federal Home Loan Bank	0.166%	(c)	07/25/11	9,500	9,497,032
Federal Home Loan Bank	0.166%	(c)	08/25/11	37,000	36,984,297
Federal Home Loan Bank(n)	0.17%		01/12/11	24,000	23,998,753
Federal Home Loan Bank	0.172%	(c)	08/12/11	19,000	18,992,381
Federal Home Loan Bank(n)	0.18%		01/14/11	25,000	24,998,375
Federal Home Loan Bank(n)	0.185%		01/07/11	25,000	24,999,229
Federal Home Loan Bank	0.231%	(c)	09/26/11	21,000	21,002,382
Federal Home Loan Bank(n)	0.375%		01/06/11	7,000	6,999,972
Federal Home Loan Bank(n)	0.40%		01/04/11	5,000	4,999,994
Federal Home Loan Mortgage Corp.(n)	0.19%		01/03/11	21,000	20,999,778
Federal Home Loan Mortgage Corp.(n)	0.19%		04/01/11	57,530	57,502,673
Federal Home Loan Mortgage Corp.(n)	0.195%		01/19/11	15,000	14,998,537
Federal Home Loan Mortgage Corp.(n)	0.195%		04/01/11	32,000	31,984,400
Federal Home Loan Mortgage Corp.(n)	0.20%		01/11/11	50,000	49,997,222
Federal Home Loan Mortgage Corp.	0.221%	(c)	09/19/11	17,110	17,110,023
Federal Home Loan Mortgage Corp.(n)	0.23%		04/19/11	17,000	16,988,270
Federal Home Loan Mortgage Corp.(n)	0.24%		01/11/11	23,834	23,832,411
Federal Home Loan Mortgage Corp.(n)	0.24%		01/31/11	64,959	64,946,008
Federal Home Loan Mortgage Corp.(n)	0.25%		01/19/11	21,660	21,657,292
Federal Home Loan Mortgage Corp.(n)	0.26%		01/03/11	50,000	49,999,278
Federal Home Loan Mortgage Corp.(n)	0.403%		01/10/11	32,723	32,719,703
Federal National Mortgage Assoc.(n)	0.18%		02/14/11	12,000	11,997,360
Federal National Mortgage Assoc.(n)	0.19%		01/05/11	30,000	29,999,367
Federal National Mortgage Assoc.(n)	0.195%		01/19/11	40,000	39,996,100

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. GOVERNMENT AGENCY/SUPRA NATIONAL OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal National Mortgage Assoc.	0.221%	(c)	09/19/11	$15,000	$15,000,569
Federal National Mortgage Assoc.(n)	0.245%		01/19/11	36,940	36,935,475

					803,749,615

U.S. TREASURY OBLIGATIONS(n) — 8.4%
U.S. Treasury Bills	0.132%		01/13/11	100,000	99,995,600
U.S. Treasury Bills	0.145%		01/20/11	20,000	19,998,469
U.S. Treasury Bills	0.158%		01/20/11	42,000	41,996,498
U.S. Treasury Bills	0.195%		03/24/11	20,000	19,991,117
U.S. Treasury Bills	0.20%		03/24/11	30,000	29,986,333
U.S. Treasury Bills	0.25%		11/17/11	20,000	19,955,556
U.S. Treasury Bills	0.255%		08/25/11	23,500	23,460,716
U.S. Treasury Bills	0.295%		12/15/11	15,000	14,957,225

					270,341,514

TOTAL INVESTMENTS—99.4% (cost $3,196,991,662)					3,196,991,662
Other assets in excess of liabilities — 0.6%					20,867,795

NET ASSETS — 100.0%					$3,217,859,457

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FDIC	Federal Deposit Insurance Corp.
MTN	Medium Term Note
#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2010.

(g)	Indicates a security that has been deemed illiquid.

(m)	Repurchase agreements are collateralized by federal agency obligations or corporate obligations.

(n)	Rates shown are the effective yields at purchase date.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Certificates of Deposit	$—	$390,999,467	$—
Commercial Paper	—	1,380,502,779	—
Corporate Obligations	—	102,872,287	—
Loan Participation	—	25,000,000	—
Repurchase Agreements	—	190,526,000	—
Time Deposit	—	33,000,000	—
U.S. Government Agency/Supra National Obligations	—	803,749,615	—
U.S. Treasury Obligations	—	270,341,514	—

Total	$—	$3,196,991,662	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2010 were as follows:

Commercial Paper	42.9%
U.S. Government Agency/Supra National Obligations	25.0
Certificates of Deposit	12.2
U.S. Treasury Obligations	8.4

Repurchase Agreements	5.9%
Corporate Obligations	3.2
Time Deposit	1.0
Loan Participation	0.8

99.4
Other assets in excess of liabilities	0.6

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Unaffiliated investments (cost $3,196,991,662)	$3,196,991,662
Cash	1,793
Receivable for fund share sold	20,709,582
Interest receivable	414,647
Prepaid expenses	38,320

Total Assets	3,218,156,004

LIABILITIES:
Accrued expenses and other liabilities	158,725
Advisory fees payable	122,701
Shareholder servicing fees payable	13,484
Payable for fund share repurchased	711
Affiliated transfer agent fee payable	542
Distributions payable	384

Total Liabilities	296,547

NET ASSETS	$3,217,859,457

Net assets were comprised of:
Paid-in capital	$3,217,558,512
Retained earnings	300,945

Net assets, December 31, 2010	$3,217,859,457

Net asset value and redemption price per share, $3,217,859,457 / 3,217,580,965 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$8,262,544
EXPENSES
Advisory fees	14,709,952
Shareholder servicing fees and expenses	2,941,990
Custodian and accounting fees	362,000
Insurance expenses	48,000
Trustees’ fees	38,000
Audit fee	22,000
Legal fees and expenses	15,000
Shareholders’ reports	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Miscellaneous	21,460

Total expenses	18,179,402
Less: advisory fee waiver and/or expense reimbursement	(9,993,482)
Less: shareholder servicing fee waiver	(657,597)

Net expenses	7,528,323

NET INVESTMENT INCOME	734,221

NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	55,796

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$790,017

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$734,221	$7,457,501
Net realized gain on investment transactions	55,796	225,063

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	790,017	7,682,564

DISTRIBUTIONS	(734,882)	(7,457,488)

FUND SHARE TRANSACTIONS:
Fund share sold [5,539,161,215 and 3,638,883,161 shares, respectively]	5,539,161,215	3,638,883,160
Fund share issued in reinvestment/payment of distributions [729,384 and 7,438,881 shares, respectively]	729,384	7,438,881
Fund share repurchased [5,143,066,245 and 3,731,949,831 shares, respectively]	(5,143,066,245)	(3,731,949,831)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	396,824,354	(85,627,790)

TOTAL INCREASE (DECREASE) IN NET ASSETS	396,879,489	(85,402,714)
NET ASSETS:
Beginning of year	2,820,979,968	2,906,382,682

End of year	$3,217,859,457	$2,820,979,968

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 95.5%
COMMON STOCKS	Shares	Value (Note 2)

Advertising — 0.4%
Focus Media Holding Ltd., ADR (Cayman Islands)*	140,000	$3,070,200

Aerospace — 1.1%
BE Aerospace, Inc.*	116,500	4,313,995
HEICO Corp.(a)	62,500	3,189,375

		7,503,370

Automotive Parts — 0.9%
BorgWarner, Inc.*	90,000	6,512,400

Biotechnology — 2.2%
Alexion Pharmaceuticals, Inc.*	140,000	11,277,000
Illumina, Inc.*(a)	62,500	3,958,750

		15,235,750

Capital Markets — 0.6%
SEI Investments Co.	185,000	4,401,150

Chemicals — 0.5%
Sigma-Aldrich Corp.(a)	57,000	3,793,920

Clothing & Apparel — 0.9%
Coach, Inc.(a)	110,000	6,084,100

Commercial Services — 2.6%
HMS Holdings Corp.*	111,500	7,221,855
Manpower, Inc.	60,000	3,765,600
Verisk Analytics, Inc. (Class A Stock)*	204,000	6,952,320

		17,939,775

Computer Hardware — 1.1%
Cognizant Technology Solutions Corp. (Class A Stock)*	107,500	7,878,675

Computer Services & Software — 6.4%
Cerner Corp.*(a)	81,500	7,721,310
Informatica Corp.*(a)	220,000	9,686,600
MICROS Systems, Inc.*	118,500	5,197,410
NetApp, Inc.*	110,000	6,045,600
QLIK Technologies, Inc.*(a)	155,000	4,000,550
Quality Systems, Inc.(a)	59,500	4,154,290
RealD, Inc.*(a)	72,500	1,879,200
salesforce.com, Inc.*	44,000	5,808,000

		44,492,960

Consumer Products & Services — 0.8%
Church & Dwight Co., Inc.	82,500	5,694,150

Distribution/Wholesale — 1.1%
W.W. Grainger, Inc.	55,000	7,596,050

Diversified Machinery — 0.7%
Flowserve Corp.	41,000	4,888,020

Education — 0.4%
DeVry, Inc.	62,000	2,974,760

Electronic Components — 1.2%
AMETEK, Inc.	209,250	8,213,062

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronics — 6.5%
Amphenol Corp. (Class A Stock)	115,000	$6,069,700
Dolby Laboratories, Inc. (Class A Stock)*(a)	134,500	8,971,150
Gentex Corp.	205,000	6,059,800
National Instruments Corp.	190,000	7,151,600
Sensata Technologies Holding NV (Netherlands)*	270,500	8,144,755
Trimble Navigation Ltd.*	230,000	9,183,900

		45,580,905

Entertainment & Leisure — 1.3%
WMS Industries, Inc.*	195,000	8,821,800

Environmental Control — 0.7%
Nalco Holding Co.	148,000	4,727,120

Finance — 1.2%
MSCI, Inc. (Class A Stock)*	207,500	8,084,200

Financial – Bank & Trust — 1.0%
IntercontinentalExchange, Inc.*	56,500	6,731,975

Financial Services — 1.0%
Affiliated Managers Group, Inc.*	72,500	7,193,450

Food & Drug Retailers — 0.9%
Perrigo Co.(a)	95,000	6,016,350

Foods — 0.7%
Fresh Market, Inc. (The)*(a)	40,000	1,648,000
Whole Foods Market, Inc.*	57,500	2,908,925

		4,556,925

Healthcare Equipment & Services — 0.5%
Catalyst Health Solutions Inc*	67,500	3,138,075

Healthcare Products — 2.0%
Edwards Lifesciences Corp.*	107,000	8,649,880
NxStage Medical, Inc.*	225,000	5,598,000

		14,247,880

Healthcare Providers & Services — 1.1%
Express Scripts, Inc.*	142,500	7,702,125

Hotels, Restaurants & Leisure — 1.5%
Hyatt Hotels Corp. (Class A Stock)*	110,000	5,033,600
Royal Caribbean Cruises Ltd. (Liberia)*(a)	119,000	5,593,000

		10,626,600

Industrial Products — 3.5%
Fastenal Co.(a)	155,000	9,286,050
Precision Castparts Corp.	50,000	6,960,500
Roper Industries, Inc.	103,500	7,910,505

		24,157,055

Internet Services — 3.3%
F5 Networks, Inc.*	65,000	8,460,400
GSI Commerce, Inc.*(a)	145,000	3,364,000
Juniper Networks, Inc.*	130,000	4,799,600
Rackspace Hosting, Inc.*(a)	110,000	3,455,100

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Services (cont’d.)
Sapient Corp.	250,000	$3,025,000

		23,104,100

Leisure Equipment & Products — 0.8%
Hasbro, Inc.	125,000	5,897,500

Machinery — 1.0%
Cummins, Inc.	64,000	7,040,640

Manufacturing — 2.8%
Danaher Corp.	148,000	6,981,160
Donaldson Co., Inc.	67,500	3,933,900
Pall Corp.(a)	113,000	5,602,540
Polypore International, Inc.*	75,000	3,054,750

		19,572,350

Media — 1.7%
Discovery Communications, Inc. (Class A Stock)*(a)	134,500	5,608,650
Scripps Networks Interactive, Inc. (Class A Stock)	125,500	6,494,625

		12,103,275

Medical Supplies & Equipment — 2.2%
Intuitive Surgical, Inc.*(a)	20,000	5,155,000
ResMed, Inc.*(a)	110,000	3,810,400
Volcano Corp.*	227,500	6,213,025

		15,178,425

Metals & Mining — 0.6%
Cliffs Natural Resources, Inc.	57,500	4,485,575

Oil, Gas & Consumable Fuels — 6.7%
Cameron International Corp.*	75,000	3,804,750
CARBO Ceramics, Inc.	88,000	9,111,520
Concho Resources, Inc.*(a)	155,500	13,632,685
Core Laboratories NV (Netherlands)(a)	89,500	7,969,975
Oil States International, Inc.*(a)	72,500	4,646,525
Whiting Petroleum Corp.*	68,000	7,968,920

		47,134,375

Pharmaceuticals — 3.2%
BioMarin Pharmaceutical, Inc.*(a)	103,500	2,787,255
Mead Johnson Nutrition Co.	120,000	7,470,000
Salix Pharmaceuticals Ltd.*(a)	160,000	7,513,600
Watson Pharmaceuticals, Inc.*	90,000	4,648,500

		22,419,355

Real Estate Management & Development — 1.0%
Jones Lang LaSalle, Inc.	86,000	7,217,120

Retail & Merchandising — 6.8%
Bed Bath & Beyond, Inc.*	126,500	6,217,475
Dick’s Sporting Goods, Inc.*	119,000	4,462,500
Dollar Tree, Inc.*	158,500	8,888,680
Nordstrom, Inc.	145,000	6,145,100
O’Reilly Automotive, Inc.*	52,500	3,172,050

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail & Merchandising (cont’d.)
Phillips-Van Heusen Corp.	86,000	$5,418,860
Ross Stores, Inc.	125,000	7,906,250
Williams-Sonoma, Inc.	150,000	5,353,500

		47,564,415

Semiconductors — 6.4%
Analog Devices, Inc.(a)	151,000	5,688,170
Avago Technologies Ltd. (Singapore)	295,500	8,412,885
Marvell Technology Group Ltd. (Bermuda)*	275,000	5,101,250
Microchip Technology, Inc.(a)	200,000	6,842,000
Rovi Corp.*(a)	200,000	12,402,000
Varian Semiconductor Equipment Associates, Inc.*	170,500	6,303,385

		44,749,690

Software — 4.8%
Adobe Systems, Inc.*	110,000	3,385,800
ANSYS, Inc.*	162,000	8,435,340
BMC Software, Inc.*	50,000	2,357,000
Check Point Software Technologies Ltd. (Israel)*(a)	125,000	5,782,500
Citrix Systems, Inc.*	95,000	6,498,950
Red Hat, Inc.*	60,000	2,739,000
Solera Holdings, Inc.	84,000	4,310,880

		33,509,470

Specialty Retail — 2.6%
Jo-Ann Stores, Inc.*	121,500	7,316,730
MSC Industrial Direct Co., Inc. (Class A Stock)	50,000	3,234,500
Urban Outfitters, Inc.*(a)	205,000	7,341,050

		17,892,280

Telecommunications — 4.9%
American Tower Corp. (Class A Stock)*	113,000	5,835,320
NII Holdings, Inc.*	190,000	8,485,400
SBA Communications Corp. (Class A Stock)*(a)	325,000	13,305,500
VeriFone Systems, Inc.*	180,000	6,940,800

		34,567,020

Transportation — 2.1%
C.H. Robinson Worldwide, Inc.(a)	97,500	7,818,525
J.B. Hunt Transport Services, Inc.	175,000	7,141,750

		14,960,275

Waste Management — 1.8%
Stericycle, Inc.*(a)	155,000	12,542,600

TOTAL LONG-TERM INVESTMENTS (cost $462,491,092)		667,801,267

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SHORT-TERM INVESTMENT — 23.7%
	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $165,572,575; includes $134,224,700 of cash collateral for securities on loan)(b)(w) (Note 4)	165,572,575	$165,572,575

TOTAL INVESTMENTS — 119.2% (cost $628,063,667)		833,373,842
Liabilities in excess of other assets — (19.2)%		(134,179,574)

NET ASSETS — 100.0%		$699,194,268

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $130,384,135; cash collateral of $134,224,700 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$667,801,267	$—	$—
Affiliated Money Market Mutual Fund	165,572,575	—	—

Total	$833,373,842	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (19.2% represents investments purchased with collateral from securities on loan)	23.7%
Retail & Merchandising	6.8
Oil, Gas & Consumable Fuels	6.7
Electronics	6.5
Semiconductors	6.4
Computer Services & Software	6.4
Telecommunications	4.9
Software	4.8
Industrial Products	3.5
Internet Services	3.3
Pharmaceuticals	3.2
Manufacturing	2.8
Commercial Services	2.6
Specialty Retail	2.6
Biotechnology	2.2
Medical Supplies & Equipment	2.2
Transportation	2.1
Healthcare Products	2.0
Waste Management	1.8
Media	1.7
Hotels, Restaurants & Leisure	1.5
Entertainment & Leisure	1.3

Electronic Components	1.2%
Finance	1.2
Computer Hardware	1.1
Healthcare Providers & Services	1.1
Distribution/Wholesale	1.1
Aerospace	1.1
Real Estate Management & Development	1.0
Financial Services	1.0
Machinery	1.0
Financial – Bank & Trust	1.0
Automotive Parts	0.9
Clothing & Apparel	0.9
Food & Drug Retailers	0.9
Leisure Equipment & Products	0.8
Consumer Products & Services	0.8
Diversified Machinery	0.7
Environmental Control	0.7
Foods	0.7
Metals & Mining	0.6
Capital Markets	0.6
Chemicals	0.5
Healthcare Equipment & Services	0.5
Advertising	0.4
Education	0.4

119.2
Liabilities in excess of other assets	(19.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $130,384,135:
Unaffiliated investments (cost $462,491,092)	$667,801,267
Affiliated investments (cost $165,572,575)	165,572,575
Cash	242,468
Receivable for fund share sold	524,965
Dividends receivable	142,515
Prepaid expenses	3,804

Total Assets	834,287,594

LIABILITIES:
Payable to broker for collateral for securities on loan	134,224,700
Payable for fund share repurchased	540,037
Advisory fees payable	257,860
Accrued expenses and other liabilities	66,300
Shareholder servicing fees payable	3,887
Affiliated transfer agent fee payable	542

Total Liabilities	135,093,326

NET ASSETS	$699,194,268

Net assets were comprised of:
Paid-in capital	$756,769,503
Retained earnings	(57,575,235)

Net assets, December 31, 2010	$699,194,268

Net asset value and redemption price per share, $699,194,268 / 32,734,399 outstanding shares of beneficial interest	$21.36

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $10,322 foreign withholding tax)	$3,342,446
Affiliated income from securities lending, net	359,733
Affiliated dividend income	70,865

3,773,044

EXPENSES
Advisory fees	4,665,306
Shareholder servicing fees and expenses	518,367
Custodian and accounting fees	100,000
Audit fee	22,000
Trustees’ fees	14,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	7,000
Insurance expenses	6,000
Miscellaneous	9,219

Total expenses	5,367,892
Less: shareholder servicing fee waiver	(1,837)

Net expenses	5,366,055

NET INVESTMENT LOSS	(1,593,011)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	16,606,476
Net change in unrealized appreciation (depreciation) on investments	123,650,836

NET GAIN ON INVESTMENTS	140,257,312

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$138,664,301

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(1,593,011)	$(1,169,057)
Net realized gain (loss) on investment transactions	16,606,476	(39,362,330)
Net change in unrealized appreciation (depreciation) on investments	123,650,836	138,521,398

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	138,664,301	97,990,011

FUND SHARE TRANSACTIONS:
Fund share sold [11,657,960 and 8,515,788 shares, respectively]	215,828,723	121,950,820
Fund share repurchased [6,525,855 and 5,824,091 shares, respectively]	(113,523,964)	(80,351,054)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	102,304,759	41,599,766

TOTAL INCREASE IN NET ASSETS	240,969,060	139,589,777
NET ASSETS:
Beginning of year	458,225,208	318,635,431

End of year	$699,194,268	$458,225,208

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace — 3.9%
BE Aerospace, Inc.*	55,900	$2,069,977
HEICO Corp.(a)	70,300	3,587,409

		5,657,386

Apparel — 0.9%
Steven Madden Ltd.*	32,250	1,345,470

Automotive Parts — 1.7%
Pep Boys – Manny, Moe & Jack	181,400	2,436,202

Chemicals — 3.8%
Ferro Corp.*	94,300	1,380,552
Sensient Technologies Corp.	56,900	2,089,937
Solutia, Inc.*	88,600	2,044,888

		5,515,377

Clothing & Apparel — 2.0%
Deckers Outdoor Corp.*	20,200	1,610,748
Warnaco Group, Inc. (The)*	24,700	1,360,229

		2,970,977

Commercial Services — 6.1%
Corporate Executive Board Co. (The)	53,700	2,016,435
HMS Holdings Corp.*	34,800	2,253,996
Steiner Leisure Ltd. (Bahamas)*	57,100	2,666,570
Team, Inc.*	80,800	1,955,360

		8,892,361

Computer Hardware — 1.1%
Riverbed Technology, Inc.*(a)	44,900	1,579,133

Computer Services & Software — 7.2%
Camelot Information Systems, Inc., ADS (British Virgin Islands)*	75,800	1,813,136
Fortinet, Inc.*	48,800	1,578,680
LivePerson, Inc.*	176,404	1,993,365
SS&C Technologies Holdings, Inc.*(a)	119,600	2,452,996
TIBCO Software, Inc.*(a)	75,300	1,484,163
VanceInfo Technologies, Inc., ADR (China)*	36,100	1,246,894

		10,569,234

Consumer Products & Services — 1.3%
DTS, Inc.*	37,900	1,858,995

Distribution/Wholesale — 1.0%
Watsco, Inc.	22,700	1,431,916

Diversified Financial Services — 1.2%
Portfolio Recovery Associates, Inc.*(a)	22,900	1,722,080

Electronic Components & Equipment — 2.7%
GrafTech International Ltd.*	76,600	1,519,744
Newport Corp.*	138,100	2,398,797

		3,918,541

Energy – Energy Resources — 1.1%
Concho Resources, Inc.*	18,100	1,586,827

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food — 4.3%
Diamond Foods, Inc.(a)	47,700	$2,536,686
Fresh Market, Inc. (The)*(a)	55,100	2,270,120
TreeHouse Foods, Inc.*	29,700	1,517,373

		6,324,179

Healthcare Products — 6.3%
Cyberonics, Inc.*	64,000	1,985,280
Sirona Dental Systems, Inc.*	66,500	2,778,370
Volcano Corp.*	78,000	2,130,180
Zoll Medical Corp.*	63,900	2,378,997

		9,272,827

Healthcare Services — 3.6%
Air Methods Corp.*	39,800	2,239,546
IPC The Hospitalist Co., Inc.*	76,900	2,999,869

		5,239,415

Hotels & Motels — 3.1%
7 Days Group Holdings Ltd. (China)*(a)	78,500	1,672,050
Gaylord Entertainment Co.*(a)	80,400	2,889,576

		4,561,626

Internet — 2.4%
IAC/InterActiveCorp.*	69,600	1,997,520
OpenTable, Inc.*(a)	22,300	1,571,704

		3,569,224

Internet Services — 1.3%
Rackspace Hosting, Inc.*	62,000	1,947,420

Lodging — 1.1%
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*	127,900	1,661,421

Machinery & Equipment — 1.1%
Nordson Corp.	17,300	1,589,524

Metals & Mining — 2.3%
Globe Specialty Metals, Inc.	81,200	1,387,708
Worthington Industries, Inc.	107,500	1,978,000

		3,365,708

Miscellaneous Manufacturing — 2.9%
Actuant Corp. (Class A Stock)	89,200	2,374,504
Polypore International, Inc.*	47,300	1,926,529

		4,301,033

Oil & Gas — 5.4%
Brigham Exploration Co.*	80,100	2,181,924
Clayton Williams Energy, Inc.*	24,400	2,048,868
Rosetta Resources, Inc.*	57,300	2,156,772
Superior Energy Services, Inc.*	43,700	1,529,063

		7,916,627

Pharmaceuticals — 5.5%
Alexion Pharmaceuticals, Inc.*	20,700	1,667,385
Neogen Corp*	43,800	1,797,114
Salix Pharmaceuticals Ltd.*(a)	48,700	2,286,952

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (cont’d.)
SXC Health Solutions Corp. (Canada)*	55,100	$2,361,586

		8,113,037

Real Estate — 0.9%
HFF, Inc. (Class A Stock)*	128,905	1,245,222

Restaurants — 1.1%
Texas Roadhouse, Inc.*	92,700	1,591,659

Retail & Merchandising — 6.9%
hhgregg, Inc.*(a)	55,100	1,154,345
Hibbett Sports, Inc.*	70,800	2,612,520
MSC Industrial Direct Co., Inc. (Class A Stock)	29,300	1,895,417
Tractor Supply Co.	47,200	2,288,728
Vitamin Shoppe, Inc.*	65,200	2,193,328

		10,144,338

Semiconductors — 3.2%
Cavium Networks, Inc.*(a)	39,000	1,469,520
Hittite Microwave Corp.*	30,800	1,880,032
Omnivision Technologies, Inc.*	45,600	1,350,216

		4,699,768

Software — 6.1%
Global Defense Technology & Systems, Inc.*	95,981	1,618,240
RADWARE Ltd. (Israel)*	39,700	1,489,147
Ultimate Software Group, Inc.*(a)	88,406	4,299,184
VeriFone Holdings, Inc.*	38,600	1,488,416

		8,894,987

Telecommunications — 4.0%
Aruba Networks, Inc.*	75,100	1,568,088
LogMeIn, Inc.*(a)	53,600	2,376,624
Netgear, Inc.*	55,600	1,872,608

		5,817,320

COMMON STOCKS (continued)	Shares	Value (Note 2)

Transportation — 2.4%
HUB Group, Inc. (Class A Stock)*	60,600	$2,129,484
Old Dominion Freight Line, Inc.*	43,200	1,381,968

		3,511,452

TOTAL LONG-TERM INVESTMENTS (cost $115,528,185)		143,251,286

SHORT-TERM INVESTMENT — 13.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $20,133,964; includes $17,833,618 of cash collateral for securities on loan)(b)(w) (Note 4)	20,133,964	20,133,964

TOTAL INVESTMENTS — 111.7% (cost $135,662,149)		163,385,250
Liabilities in excess of other assets — (11.7)%		(17,132,519)

NET ASSETS — 100.0%		$146,252,731

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt ADS American Depositary Security

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $17,101,647; cash collateral of $17,833,618 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$143,251,286	$—	$—
Affiliated Money Market Mutual Fund	20,133,964	—	—

Total	$163,385,250	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (12.2% represents investments purchased with collateral from securities on loan)	13.8%
Computer Services & Software	7.2
Retail & Merchandising	6.9
Healthcare Products	6.3
Software	6.1
Commercial Services	6.1
Pharmaceuticals	5.5
Oil & Gas	5.4
Food	4.3
Telecommunications	4.0
Aerospace	3.9
Chemicals	3.8
Healthcare Services	3.6
Semiconductors	3.2
Hotels & Motels	3.1
Miscellaneous Manufacturing	2.9
Electronic Components & Equipment	2.7
Internet	2.4
Transportation	2.4
Metals & Mining	2.3
Clothing & Apparel	2.0
Automotive Parts	1.7
Internet Services	1.3
Consumer Products & Services	1.3
Diversified Financial Services	1.2
Lodging	1.1
Restaurants	1.1
Machinery & Equipment	1.1
Energy – Energy Resources	1.1
Computer Hardware	1.1
Distribution/Wholesale	1.0
Apparel	0.9
Real Estate	0.9

111.7
Liabilities in excess of other assets	(11.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $17,101,647:
Unaffiliated investments (cost $115,528,185)	$143,251,286
Affiliated investments (cost $20,133,964)	20,133,964
Cash	425,808
Receivable for investments sold	1,221,152
Receivable for fund share sold	129,579
Dividends receivable	14,200
Prepaid expenses	2,601

Total Assets	165,178,590

LIABILITIES:
Payable to broker for collateral for securities on loan	17,833,618
Payable for investments purchased	889,523
Payable for fund share repurchased	79,547
Advisory fees payable	63,406
Accrued expenses and other liabilities	58,416
Shareholder servicing fees payable	807
Affiliated transfer agent fee payable	542

Total Liabilities	18,925,859

NET ASSETS	$146,252,731

Net assets were comprised of:
Paid-in capital	$341,489,150
Retained earnings	(195,236,419)

Net assets, December 31, 2010	$146,252,731

Net asset value and redemption price per share, $146,252,731 / 16,099,874 outstanding shares of beneficial interest	$9.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income	$278,643
Affiliated income from securities lending, net	91,261
Affiliated dividend income	11,694

381,598

EXPENSES
Advisory fees	1,116,670
Shareholder servicing fees and expenses	117,544
Custodian and accounting fees	60,000
Audit fee	29,000
Legal fees and expenses	15,000
Shareholders’ reports	11,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	1,000
Miscellaneous	8,127

Total expenses	1,381,341
Less: advisory fee waiver and/or expense reimbursement	(49,598)

Net expenses	1,331,743

NET INVESTMENT LOSS	(950,145)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	16,281,364
Net change in unrealized appreciation (depreciation) on investments	8,139,644

NET GAIN ON INVESTMENTS	24,421,008

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,470,863

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(950,145)	$(660,880)
Net realized gain (loss) on investment transactions	16,281,364	(6,065,762)
Net change in unrealized appreciation (depreciation) on investments	8,139,644	25,347,282

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	23,470,863	18,620,640

FUND SHARE TRANSACTIONS:
Fund share sold [4,898,205 and 2,814,083 shares, respectively]	38,171,523	18,406,447
Fund share repurchased [3,289,980 and 1,857,404 shares, respectively]	(24,763,036)	(11,019,494)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	13,408,487	7,386,953

TOTAL INCREASE IN NET ASSETS	36,879,350	26,007,593
NET ASSETS:
Beginning of year	109,373,381	83,365,788

End of year	$146,252,731	$109,373,381

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 97.3%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 1.5%
Embraer SA, ADR (Brazil)	61,750	$1,815,450
L-3 Communications Holdings, Inc.	45,800	3,228,442
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	62,000	1,290,220
Teledyne Technologies, Inc.*	36,400	1,600,508

		7,934,620

Agriculture — 1.1%
Archer-Daniels-Midland Co.	140,800	4,235,264
Bunge Ltd. (Bermuda)	27,800	1,821,456

		6,056,720

Auto Parts & Related — 3.0%
Autoliv, Inc. (Sweden)(a)	77,822	6,143,268
Lear Corp.*	29,400	2,902,074
TRW Automotive Holdings Corp.*	64,000	3,372,800
WABCO Holdings, Inc.*	57,675	3,514,138

		15,932,280

Automobiles — 0.5%
Harley-Davidson, Inc.	69,550	2,411,299

Banks — 0.4%
Comerica, Inc.	31,100	1,313,664
KeyCorp	73,000	646,050

		1,959,714

Beverages — 0.7%
Coca-Cola Enterprises, Inc.	87,200	2,182,616
Dr. Pepper Snapple Group, Inc.	48,200	1,694,712

		3,877,328

Biotechnology — 0.7%
Biogen Idec, Inc.*	53,100	3,560,355

Chemicals — 3.4%
Ashland, Inc.	66,700	3,392,362
Eastman Chemical Co.	61,800	5,196,144
Lubrizol Corp. (The)	40,800	4,360,704
NewMarket Corp.	41,200	5,082,844

		18,032,054

Commercial Banks — 4.2%
Fifth Third Bancorp	226,100	3,319,148
First Horizon National Corp.*	69,686	820,901
FNB Corp.	106,600	1,046,812
Huntington Bancshares, Inc.	358,400	2,462,208
International Bancshares Corp.	150,600	3,016,518
PNC Financial Services Group, Inc.	22,600	1,372,272
Regions Financial Corp.	591,700	4,141,900
SunTrust Banks, Inc.	101,800	3,004,118
Synovus Financial Corp.(a)	320,300	845,592
Zions Bancorporation(a)	89,800	2,175,854

		22,205,323

Commercial Services — 2.0%
Convergys Corp.*	194,000	2,554,980
Lender Processing Services, Inc.	116,500	3,439,080
Moody’s Corp.(a)	147,500	3,914,650

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services (cont’d.)
PAREXEL International Corp.*	34,000	$721,820

		10,630,530

Commercial Services & Supplies — 0.7%
Pre-Paid Legal Services, Inc.*(a)	26,773	1,613,073
RR Donnelley & Sons Co.(a)	129,000	2,253,630

		3,866,703

Computer Hardware — 1.5%
Lexmark International, Inc. (Class A Stock)*	72,400	2,520,968
Seagate Technology PLC (Ireland)*	186,600	2,804,598
Western Digital Corp.*	73,800	2,501,820

		7,827,386

Computer Services & Software — 0.7%
Computer Sciences Corp.	73,800	3,660,480

Computer Software — 0.3%
NCR Corp.*	115,600	1,776,772

Construction — 1.4%
KB Home(a)	142,300	1,919,627
Masco Corp.	134,600	1,704,036
Owens Corning*(a)	124,000	3,862,600

		7,486,263

Construction & Engineering — 0.8%
KBR, Inc.	136,900	4,171,343

Consumer Products & Services — 1.6%
Blyth, Inc.	29,950	1,032,676
Whirlpool Corp.(a)	82,100	7,292,943

		8,325,619

Containers & Packaging — 1.2%
Rock-Tenn Co. (Class A Stock)	31,504	1,699,641
Sonoco Products Co.	52,000	1,750,840
Temple-Inland, Inc.	123,800	2,629,512

		6,079,993

Distribution/Wholesale — 0.5%
Ingram Micro, Inc. (Class A Stock)*	130,300	2,487,427

Diversified Financial Services — 0.6%
GFI Group, Inc.	260,400	1,221,276
Nelnet, Inc. (Class A Stock)	84,400	1,999,436

		3,220,712

Diversified Manufacturing — 0.2%
A.O. Smith Corp.(a)	28,350	1,079,568

Electric — 3.3%
GenOn Energy, Inc.*	505,480	1,925,879
MDU Resources Group, Inc.	69,400	1,406,738
NV Energy, Inc.	187,600	2,635,780
OGE Energy Corp.	20,500	933,570
Pinnacle West Capital Corp.	80,400	3,332,580
Portland General Electric Co.	179,300	3,890,810
Public Service Enterprise Group, Inc.	111,600	3,549,996

		17,675,353

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Components & Equipment — 2.6%
Avnet, Inc.*	115,850	$3,826,525
Energizer Holdings, Inc.*	41,100	2,996,190
Hubbell, Inc. (Class B Stock)	24,200	1,455,146
Thomas & Betts Corp.*	33,500	1,618,050
Tyco Electronics Ltd. (Switzerland)	116,500	4,124,100

		14,020,011

Electronics — 0.3%
Benchmark Electronics, Inc.*	75,600	1,372,896

Engineering/Construction — 1.0%
Chicago Bridge & Iron Co. NV (Netherlands)*	93,150	3,064,635
McDermott International, Inc. (Panama)*	112,700	2,331,763

		5,396,398

Financial Services — 2.3%
Ameriprise Financial, Inc.	95,800	5,513,290
Capital One Financial Corp.	42,400	1,804,544
Invesco Ltd. (Bermuda)	147,550	3,550,053
State Street Corp.	34,000	1,575,560

		12,443,447

Food & Staples Retailing — 0.9%
Safeway, Inc.	166,100	3,735,589
SUPERVALU, Inc.	130,200	1,253,826

		4,989,415

Foods — 2.8%
Cal-Maine Foods, Inc.(a)	47,900	1,512,682
Chiquita Brands International, Inc.*(a)	114,386	1,603,692
ConAgra Foods, Inc.	155,100	3,502,158
Dean Foods Co.*	142,000	1,255,280
Del Monte Foods Co.	174,200	3,274,960
Fresh Del Monte Produce, Inc. (Cayman Islands)	69,600	1,736,520
J.M. Smucker Co. (The)	7,300	479,245
Kroger Co. (The)	74,700	1,670,292

		15,034,829

Healthcare Equipment & Supplies — 0.4%
Kinetic Concepts, Inc.*(a)	49,100	2,056,308

Healthcare Services — 2.8%
Aetna, Inc.	50,700	1,546,857
CIGNA Corp.	58,950	2,161,107
Coventry Health Care, Inc.*	171,175	4,519,020
Humana, Inc.*	25,500	1,395,870
ICON PLC, ADR (Ireland)*	24,100	527,790
LifePoint Hospitals, Inc.*	43,800	1,609,650
MEDNAX, Inc.*	42,200	2,839,638

		14,599,932

Household Durables — 0.4%
Newell Rubbermaid, Inc.	123,600	2,247,048

Industrial Products — 0.5%
Ingersoll-Rand PLC (Ireland)(a)	59,800	2,815,982

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance — 11.4%
Aflac, Inc.	36,700	$2,070,981
Allstate Corp. (The)	81,800	2,607,784
American Financial Group, Inc.	119,100	3,845,739
Aspen Insurance Holdings Ltd. (Bermuda)	83,400	2,386,908
Assurant, Inc.	76,978	2,965,193
Chubb Corp. (The)	78,600	4,687,704
Delphi Financial Group, Inc. (Class A Stock)	103,100	2,973,404
Endurance Specialty Holdings Ltd. (Bermuda)	50,300	2,317,321
Fidelity National Financial, Inc. (Class A Stock)	56,200	768,816
Hartford Financial Services Group, Inc. (The)	60,900	1,613,241
Lincoln National Corp.	185,300	5,153,193
Montpelier Re Holdings Ltd. (Bermuda)	152,000	3,030,880
PartnerRe Ltd. (Bermuda)	67,400	5,415,590
Platinum Underwriters Holdings Ltd. (Bermuda)	43,100	1,938,207
Principal Financial Group, Inc.	108,700	3,539,272
StanCorp Financial Group, Inc.	131,600	5,940,424
Unum Group	127,800	3,095,316
Validus Holdings Ltd. (Bermuda)	73,730	2,256,875
W.R. Berkley Corp.	81,200	2,223,256
XL Group PLC (Ireland)	82,000	1,789,240

		60,619,344

Machinery & Equipment — 3.0%
AGCO Corp.*	35,000	1,773,100
Bucyrus International, Inc.	39,100	3,495,540
Crane Co.	74,100	3,043,287
Ensco International PLC, ADR (United Kingdom)	28,800	1,537,344
ITT Corp.	60,100	3,131,811
Terex Corp.*(a)	96,200	2,986,048

		15,967,130

Media — 1.8%
Cablevision Systems Corp. (Class A Stock)	24,600	832,464
DISH Network Corp. (Class A Stock)*	92,500	1,818,550
Gannett Co., Inc.	168,300	2,539,647
McGraw-Hill Cos., Inc. (The)	94,150	3,428,002
Scholastic Corp.	35,500	1,048,670

		9,667,333

Metals & Mining — 2.3%
Cliffs Natural Resources, Inc.	31,000	2,418,310
Teck Resources Ltd. (Class B Stock) (Canada)	62,400	3,858,192
Timken Co.	98,700	4,710,951
USEC, Inc.*(a)	234,900	1,414,098

		12,401,551

Office Equipment & Supplies — 0.3%
Xerox Corp.	151,800	1,748,736

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil & Gas — 2.5%
Complete Production Services, Inc.*	57,100	$1,687,305
Denbury Resources, Inc.*(a)	127,150	2,427,293
National Oilwell Varco, Inc.	32,650	2,195,712
Oceaneering International, Inc.*	22,650	1,667,720
Southwestern Energy Co.*	43,000	1,609,490
Whiting Petroleum Corp.*	29,900	3,503,981

		13,091,501

Oil, Gas & Consumable Fuels — 6.9%
Atwood Oceanics, Inc.*(a)	85,100	3,180,187
Cal Dive International, Inc.*	201,667	1,143,452
Hess Corp.	66,700	5,105,218
Murphy Oil Corp.	52,500	3,913,875
Newfield Exploration Co.*	47,900	3,454,069
Noble Corp. (Switzerland)	126,100	4,510,597
Noble Energy, Inc.	27,704	2,384,760
Questar Corp.	100,200	1,744,482
SEACOR Holdings, Inc.	25,900	2,618,231
Southern Union Co.	54,300	1,307,001
Valero Energy Corp.	233,800	5,405,456
W&T Offshore, Inc.	104,000	1,858,480

		36,625,808

Pharmaceuticals — 3.8%
AmerisourceBergen Corp.	87,700	2,992,324
Cephalon, Inc.*(a)	51,300	3,166,236
Endo Pharmaceuticals Holdings, Inc.*	72,500	2,588,975
Forest Laboratories, Inc.*	55,100	1,762,098
King Pharmaceuticals, Inc.*	198,300	2,786,115
Medicines Co. (The)*	84,000	1,186,920
Mylan, Inc.*	50,100	1,058,613
Par Pharmaceutical Cos., Inc.*	62,100	2,391,471
Shire PLC, ADR (United Kingdom)(a)	33,700	2,439,206

		20,371,958

Printing & Publishing — 0.3%
Consolidated Graphics, Inc.*	33,300	1,612,719

Real Estate Investment Trusts — 4.9%
Alexandria Real Estate Equities, Inc.	12,100	886,446
Annaly Capital Management, Inc.(a)	251,600	4,508,672
Boston Properties, Inc.	16,100	1,386,210
Brandywine Realty Trust	286,100	3,333,065
CBL & Associates Properties, Inc.(a)	202,500	3,543,750
CommonWealth REIT	143,800	3,668,338
Hospitality Properties Trust	142,300	3,278,592
Macerich Co. (The)	36,961	1,750,843
Vornado Realty Trust	21,361	1,780,012
Walter Investment Management Corp.	89,700	1,609,218

		25,745,146

Restaurants — 0.9%
Bob Evans Farms, Inc.	52,200	1,720,512
Brinker International, Inc.	148,000	3,090,240

		4,810,752

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail & Merchandising — 5.4%
Aeropostale, Inc.*	70,900	$1,746,976
Cabela’s, Inc.*	71,600	1,557,300
Chico’s FAS, Inc.	139,600	1,679,388
Dillard’s, Inc. (Class A Stock)	127,300	4,829,762
Foot Locker, Inc.	94,200	1,848,204
Gap, Inc. (The)	183,900	4,071,546
JC Penney Co., Inc.	71,200	2,300,472
Limited Brands, Inc.	71,000	2,181,830
Macy’s, Inc.	123,100	3,114,430
RadioShack Corp.	107,700	1,991,373
Stage Stores, Inc.	115,400	2,001,036
World Fuel Services Corp.	36,200	1,308,992

		28,631,309

Semiconductors — 1.7%
Fairchild Semiconductor International, Inc.*(a)	320,200	4,998,322
Lam Research Corp.*	30,000	1,553,400
Micron Technology, Inc.*(a)	233,100	1,869,462
ON Semiconductor Corp.*	55,400	547,352

		8,968,536

Telecommunications — 1.9%
Anixter International, Inc.	43,150	2,577,350
CenturyLink, Inc.	47,900	2,211,543
Harris Corp.	75,900	3,438,270
RF Micro Devices, Inc.*	279,900	2,057,265

		10,284,428

Textiles, Apparel & Luxury Goods — 0.5%
Timberland Co. (The) (Class A Stock)*	100,400	2,468,836

Transportation — 1.5%
Genco Shipping & Trading Ltd. (Marshall Island)*(a)	30,200	434,880
Overseas Shipholding Group, Inc.(a)	25,100	889,042
Ryder System, Inc.	27,500	1,447,600
Ship Finance International Ltd. (Bermuda)(a)	48,091	1,034,918
Tidewater, Inc.	73,600	3,962,624

		7,769,064

Utilities — 3.9%
Alliant Energy Corp.	70,000	2,573,900
American Electric Power Co., Inc.	65,900	2,371,082
CenterPoint Energy, Inc.	88,200	1,386,504
CMS Energy Corp.(a)	346,600	6,446,760
DPL, Inc.	86,950	2,235,484
DTE Energy Co.	81,300	3,684,516
Edison International	56,520	2,181,672

		20,879,918

TOTAL LONG-TERM INVESTMENTS
(cost $429,215,680)		516,898,177

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SHORT-TERM INVESTMENT — 13.8%	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $73,279,133; includes $56,246,070 of cash collateral for securities on loan)(b)(w)(Note 4)	73,279,133	$73,279,133

TOTAL INVESTMENTS — 111.1% (cost $502,494,813)		590,177,310
LIABILITIES IN EXCESS OF OTHER ASSETS — (11.1)%		(59,093,706)

NET ASSETS — 100.0%		$531,083,604

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $54,569,821; cash collateral of $56,246,070 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$516,898,177	$—	$—
Affiliated Money Market Mutual Fund	73,279,133	—	—

Total	$590,177,310	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (10.6% represents investments purchased with collateral from securities on loan)	13.8%
Insurance	11.4
Oil, Gas & Consumable Fuels	6.9
Retail & Merchandising	5.4
Real Estate Investment Trusts	4.9
Commercial Banks	4.2
Utilities	3.9
Pharmaceuticals	3.8
Chemicals	3.4
Electric	3.3
Machinery & Equipment	3.0
Auto Parts & Related	3.0
Foods	2.8
Healthcare Services	2.8
Electronic Components & Equipment	2.6
Oil & Gas	2.5
Financial Services	2.3
Metals & Mining	2.3
Commercial Services	2.0
Telecommunications	1.9
Media	1.8
Semiconductors	1.7
Consumer Products & Services	1.6
Aerospace & Defense	1.5

Computer Hardware	1.5%
Transportation	1.5
Construction	1.4
Containers & Packaging	1.2
Agriculture	1.1
Engineering/Construction	1.0
Food & Staples Retailing	0.9
Restaurants	0.9
Construction & Engineering	0.8
Beverages	0.7
Commercial Services & Supplies	0.7
Computer Services & Software	0.7
Biotechnology	0.7
Diversified Financial Services	0.6
Industrial Products	0.5
Distribution/Wholesale	0.5
Textiles, Apparel & Luxury Goods	0.5
Automobiles	0.5
Household Durables	0.4
Healthcare Equipment & Supplies	0.4
Banks	0.4
Computer Software	0.3
Office Equipment & Supplies	0.3
Printing & Publishing	0.3
Electronics	0.3
Diversified Manufacturing	0.2

111.1
Liabilities in excess of other assets	(11.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $54,569,821:
Unaffiliated investments (cost $429,215,680)	$516,898,177
Affiliated investments (cost $73,279,133)	73,279,133
Cash	374,924
Dividends receivable	684,530
Receivable for fund share sold	144,496
Prepaid expenses	11,503

Total Assets	591,392,763

LIABILITIES:
Payable to broker for collateral for securities on loan	56,246,070
Payable for fund share repurchased	3,804,273
Advisory fees payable	195,910
Accrued expenses and other liabilities	59,311
Shareholder servicing fees payable	3,053
Affiliated transfer agent fee payable	542

Total Liabilities	60,309,159

NET ASSETS	$531,083,604

Net assets were comprised of:
Paid-in capital	$510,164,325
Retained earnings	20,919,279

Net assets, December 31, 2010	$531,083,604

Net asset value and redemption price per share, $531,083,604 / 35,079,732 outstanding shares of beneficial interest	$15.14

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $11,054 foreign withholding tax)	$9,386,595
Affiliated income from securities lending, net	118,724
Affiliated dividend income	33,127

9,538,446

EXPENSES
Advisory fees	4,235,535
Shareholder servicing fees and expenses	470,615
Custodian and accounting fees	102,000
Audit fee	22,000
Trustees’ fees	13,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Shareholders’ reports	8,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	7,000
Insurance expenses	6,000
Loan interest expense (Note 7)	1,100
Miscellaneous	7,865

Total expenses	4,889,115

NET INVESTMENT INCOME	4,649,331

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	26,116,420
Net change in unrealized appreciation (depreciation) on investments	66,202,890

NET GAIN ON INVESTMENTS	92,319,310

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$96,968,641

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,649,331	$5,436,547
Net realized gain (loss) on investment transactions	26,116,420	(40,168,637)
Net change in unrealized appreciation (depreciation) on investments	66,202,890	160,213,309

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	96,968,641	125,481,219

DISTRIBUTIONS	(5,433,002)	(7,443,359)

FUND SHARE TRANSACTIONS:
Fund share sold [7,936,419 and 7,820,446 shares, respectively]	106,465,387	80,423,259
Fund share issued in reinvestment of distributions [430,166 and 760,302 shares, respectively]	5,433,002	7,443,359
Fund share repurchased [9,611,860 and 9,223,491 shares, respectively]	(123,526,605)	(87,986,397)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(11,628,216)	(119,779)

TOTAL INCREASE IN NET ASSETS	79,907,423	117,918,081
NET ASSETS:
Beginning of year	451,176,181	333,258,100

End of year	$531,083,604	$451,176,181

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 97.1%
	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS
AST Federated Aggressive Growth Portfolio	2,883,719	$26,703,237
AST Goldman Sachs Concentrated Growth Portfolio	6,389,668	174,821,308
AST Goldman Sachs Mid-Cap Growth Portfolio*	4,157,517	22,616,895
AST High Yield Portfolio	28,604,785	212,533,554
AST International Growth Portfolio	14,554,139	167,809,225
AST International Value Portfolio	10,827,943	169,782,147
AST Jennison Large-Cap Growth Portfolio*	8,567,988	103,672,655
AST Jennison Large-Cap Value Portfolio	7,837,875	93,740,989
AST Large-Cap Value Portfolio	27,224,784	362,634,119
AST Marsico Capital Growth Portfolio	7,290,931	141,006,599
AST MFS Growth Portfolio	18,148,671	174,771,700
AST Mid-Cap Value Portfolio	1,639,469	19,558,866
AST Money Market Portfolio	124,384,641	124,384,641
AST Neuberger Berman Mid-Cap Growth Portfolio*	1,119,931	23,921,722
AST Parametric Emerging Markets Equity Portfolio	6,253,299	62,032,723
AST PIMCO Total Return Bond Portfolio	166,110,123	2,019,899,096
AST Small-Cap Growth Portfolio	1,287,177	26,258,405
AST Small-Cap Value Portfolio	3,719,415	50,472,463
AST T. Rowe Price Global Bond Portfolio	855,812	9,439,610
AST T. Rowe Price Large-Cap Growth Portfolio*	8,512,584	105,385,790
AST T. Rowe Price Natural Resources Portfolio	1,823,480	41,174,177
AST Value Portfolio	17,043,705	146,746,298
AST Western Asset Core Plus Bond Portfolio	82,636,759	868,512,332

TOTAL LONG-TERM INVESTMENTS(w) (cost $4,635,762,198)		5,147,878,551

SHORT-TERM INVESTMENTS — 2.8%
	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND — 2.6%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund(w) (cost $137,011,837)	137,011,837	$137,011,837

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(k)(n) — 0.2%
U.S. Treasury Bills
0.171%	06/16/11	$150	149,882
0.181%	06/16/11	9,100	9,092,866

TOTAL U.S. TREASURY OBLIGATIONS (cost $9,242,329)			9,242,748

TOTAL SHORT-TERM INVESTMENTS (cost $146,254,166)			146,254,585

TOTAL INVESTMENTS — 99.9% (cost $4,782,016,364)			5,294,133,136
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.1%			5,744,496

NET ASSETS — 100.0%			$5,299,877,632

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on futures as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)
Long Positions:
940	10 Year U.S. Treasury Notes	Mar. 2012	$116,523,476	$113,211,250	$(3,312,226)
129	CAC40 10 Euro	Jan. 2011	6,690,216	6,566,962	(123,254)
27	DAX Index	Mar. 2011	6,357,807	6,248,213	(109,594)
42	FTSE 100 Index	Mar. 2011	3,815,295	3,858,840	43,545
100	Russell 2000 Mini	Mar. 2011	7,635,000	7,823,000	188,000
247	S&P 500 Index	Mar. 2011	75,563,087	77,372,750	1,809,663
47	Topix Index	Mar. 2011	5,101,749	5,186,846	85,097

					$(1,418,769)

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$5,284,890,388	$—	$—
U.S. Treasury Obligations	—	9,242,748	—
Other Financial Instruments*
Futures	(1,418,769)	—	—

Total	$5,283,471,619	$9,242,748	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2010 were as follows:

Investment Type
Core Bonds	54.5%
Large/Mid-Cap Growth	14.0
Large/Mid-Cap Value	11.8
Money Market	4.9
High Yield	4.0
International Value	3.2
International Growth	3.2
Emerging Markets	1.2
Small-Cap Growth	1.0
Small-Cap Value	0.9
Sector	0.8
Global Bonds	0.2
U.S. Treasury Obligations	0.2

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Due from broker-variation margin	$3,312,226
Equity contracts	Due from broker-variation margin	2,126,305	Due from broker-variation margin	232,848	*

Total		$2,126,305		$3,545,074

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$7,673,863
Equity contracts	14,442,744

Total	$22,116,607

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(3,026,757)
Equity contracts	1,668,974

Total	$(1,357,783)

For the year ended December 31, 2010, the Portfolio’s average value at trade date for futures long position was $158,231,439.

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Affiliated investments (cost $4,772,774,035)	$5,284,890,388
Unaffiliated investments (cost $9,242,329)	9,242,748
Cash	6,469,495
Deposit with broker	335,799
Receivable for fund share sold	2,776,537
Receivable for investments sold	194,346
Due from broker-variation margin	184,167
Dividends and interest receivable	29,239
Prepaid expenses	633

Total Assets	5,304,123,352

LIABILITIES:
Payable for fund share repurchased	3,427,858
Payable to custodian	335,799
Advisory fees payable	246,802
Accrued expenses and other liabilities	231,775
Deferred trustees’ fees	2,944
Affiliated transfer agent fee payable	542

Total Liabilities	4,245,720

NET ASSETS	$5,299,877,632

Net assets were comprised of:
Paid-in capital	$4,745,266,763
Retained earnings	554,610,869

Net assets, December 31, 2010	$5,299,877,632

Net asset value and redemption price per share, $5,299,877,632 / 451,167,485 outstanding shares of beneficial interest	$11.75

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Affiliated dividend income	$57,508,061
Unaffiliated dividend income	75,408
Unaffiliated interest income	10,922

57,594,391

EXPENSES
Advisory fees	6,649,495
Custodian and accounting fees	500,000
Trustees’ fees	49,000
Insurance expenses	28,000
Audit fee	22,000
Legal fees and expenses	19,000
Commitment fee on syndicated credit agreement	18,000
Shareholders’ reports	14,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Miscellaneous	14,130

Total expenses	7,323,625

NET INVESTMENT INCOME	50,270,766

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions (including affiliated $32,086,307)	32,125,101
Net capital gain distribution received (including affiliated $32,868,011)	32,868,011
Futures transactions	22,116,607
Foreign currency transactions	69,047

87,178,766

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $326,359,745)	326,360,337
Futures	(1,357,783)
Foreign currencies	(8,103)

324,994,451

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	412,173,217

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$462,443,983

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$50,270,766	$59,427,200
Net realized gain (loss) on investment and foreign currency transactions	87,178,766	(24,444,128)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	324,994,451	380,781,785

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	462,443,983	415,764,857

DISTRIBUTIONS	(59,512,442)	(26,166,569)

FUND SHARE TRANSACTIONS:
Fund share sold [131,297,643 and 157,810,335 shares, respectively]	1,461,760,663	1,534,981,055
Fund share issued in reinvestment of distributions [5,515,518 and 2,705,953 shares, respectively]	59,512,442	26,166,569
Net asset value of shares issued in merger [0 and 51,479,712 shares, respectively] (Note 10)	—	553,055,699
Fund share repurchased [25,657,539 and 19,386,469 shares, respectively]	(290,848,318)	(178,095,888)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,230,424,787	1,936,107,435

TOTAL INCREASE IN NET ASSETS	1,633,356,328	2,325,705,723
NET ASSETS:
Beginning of year	3,666,521,304	1,340,815,581

End of year	$5,299,877,632	$3,666,521,304

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 85.3%
COMMON STOCKS — 40.9%	Shares	Value (Note 2)

Australia — 1.2%
Astro Japan Property Trust, REIT	260,110	$87,793
ASX Ltd.	39,318	1,515,278
Ausdrill Ltd.	236,249	749,069
Bank of Queensland Ltd.	47,145	501,004
BHP Billiton Ltd.	52,277	2,419,464
Campbell Brothers Ltd.	1,640	66,408
CFS Retail Property Trust, REIT	24,442	43,999
Charter Hall Retail, REIT	50,001	150,354
Coal & Allied Industries Ltd.	10,702	1,312,971
Coca-Cola Amatil Ltd.	127,495	1,416,162
Cochlear Ltd.	20,663	1,699,391
Commonwealth Property Office
Fund, REIT	456,208	387,285
Computershare Ltd.	34,938	385,218
CSL Ltd.	20,913	776,235
Dexus Property Group, REIT	167,805	136,446
Downer EDI Ltd.	76,215	357,802
Energy Resources of Australia Ltd.	90,167	1,026,438
Growthpoint Properties Australia, REIT	5,430	10,885
Iress Market Technology Ltd.	8,284	73,968
JB Hi-Fi Ltd.	19,148	350,563
Kingsgate Consolidated Ltd.	89,116	991,687
Leighton Holdings Ltd.	35,864	1,129,061
Metcash Ltd.	285,407	1,199,765
Minara Resources Ltd.*	126,461	122,877
Mincor Resources NL	239,904	462,529
Monadelphous Group Ltd.	38,484	720,313
National Australia Bank Ltd.	22,248	539,299
Navitas Ltd.	78,643	310,483
OZ Minerals Ltd.	954,446	1,679,074
Panoramic Resources Ltd.	221,352	581,844
Perilya Ltd.*	53,267	32,144
Perpetual Ltd.	18,649	595,305
Platinum Asset Management Ltd.	26,786	136,709
Rio Tinto Ltd.	24,253	2,120,162
Sonic Healthcare Ltd.	55,511	658,608
Suncorp Group Ltd.	16,361	144,080
Telstra Corp. Ltd.	933,821	2,664,758
UGL Ltd.	18,954	279,742
Watpac Ltd.	1,077	1,999
Woolworths Ltd.	145,632	4,017,239
WorleyParsons Ltd.	41,427	1,133,013

		32,987,424

Austria — 0.1%
Oesterreichische Post AG	25,531	843,550
OMV AG	19,644	816,389
Voestalpine AG	2,623	124,958

		1,784,897

Bahamas — 0.1%
Petrominerales Ltd.	99,300	3,311,665

Belgium — 0.4%
Ageas	1,057,797	2,417,159
Belgacom SA	124,202	4,170,052
Colruyt SA	43,615	2,217,672

COMMON STOCKS (continued)	Shares	Value (Note 2)

Belgium (cont’d.)
Compagnie Maritime Belge SA	1,490	$45,895
Delhaize Group	7,921	585,028
Mobistar SA	28,549	1,850,670
Nyrstar	13,224	198,096

		11,484,572

Bermuda — 1.0%
Alterra Capital Holdings Ltd.(a)	39,900	863,436
Arch Capital Group Ltd.*(a)	15,900	1,399,995
Aspen Insurance Holdings Ltd.(a)	23,300	666,846
AXIS Capital Holdings Ltd.	108,700	3,900,156
Cafe de Coral Holdings Ltd.	96,000	237,382
Catlin Group Ltd.	269,976	1,557,392
Dairy Farm International Holdings Ltd.	72,000	668,880
Endurance Specialty Holdings Ltd.	47,500	2,188,325
Esprit Holdings Ltd.	324,511	1,544,734
Hiscox Ltd.	226,275	1,345,514
Hongkong Land Holdings Ltd.	225,000	1,624,500
Lancashire Holdings Ltd.	53,852	464,299
Lazard Ltd. (Class A Stock)	54,000	2,132,460
Montpelier Re Holdings Ltd.	35,200	701,888
OneBeacon Insurance Group Ltd. (Class A Stock)	3,900	59,124
PartnerRe Ltd.	17,400	1,398,090
Ports Design Ltd.	135,000	372,549
Public Financial Holdings Ltd.	26,000	18,866
RenaissanceRe Holdings Ltd.	29,200	1,859,748
Seadrill Ltd.	22,664	765,947
Shenzhen International Holdings	2,910,000	247,092
SIM Technology Group Ltd.	182,000	34,654
Stolt-Nielsen Ltd.	8,500	207,582
Texwinca Holdings Ltd.	770,000	975,775
TPV Technology Ltd.	702,000	447,962
Transport International Holdings Ltd.	31,600	103,466
Validus Holdings Ltd.	30,200	924,422
VTech Holdings Ltd.	68,000	800,046
Yue Yuen Industrial Holdings Ltd.	149,500	537,583

		28,048,713

Brazil — 0.4%
AES Tiete SA (PRFC Shares)	96,100	1,389,398
Banco ABC Brasil SA (PRFC Shares)	3,200	28,183
Banco Daycoval SA (PRFC Shares)	3,000	23,404
Banco Sofisa SA (PRFC Shares)	8,000	24,482
Centrais Eletricas de Santa Catarina SA (PRFC B Shares)	1,000	24,096
Cia de Bebidas das Americas (PRFC Shares), ADR(a)	64,500	2,001,435
Cia de Saneamento Basico do
Estado de Sao Paulo, ADR	4,000	211,520
Cia de Transmissao de Energia Eletrica Paulista (PRFC Shares)	19,300	640,620
Cia Energetica de Minas Gerais (PRFC Shares)	2,612	42,028

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Brazil (cont’d.)
Cia Energetica de Minas Gerais, ADR(a)	60,029	$995,881
Cia Energetica do Ceara (PRFC A Shares)	7,100	120,828
Cia Siderurgica Nacional SA, ADR	28,600	476,762
Confab Industrial SA (PRFC Shares)	26,400	97,012
CPFL Energia SA	1,817	45,097
EDP – Energias do Brasil SA	8,300	193,550
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	11,000	212,777
Ferbasa-Ferro Ligas Da Bahia (PRFC Shares)	32,800	265,561
Light SA	13,700	209,874
Natura Cosmeticos SA	56,500	1,623,184
Souza Cruz SA	28,064	1,528,136
Tele Norte Leste Participacoes SA (PRFC Shares)	3,600	52,677
Telecomunicacoes de Sao Paulo SA, ADR(a)	7,600	185,972

		10,392,477

Canada — 2.0%
AGF Management Ltd. (Class B Stock)	17,000	333,229
Alimentation Couche Tard, Inc. (Class B Stock)	28,600	778,353
AltaGas Ltd.	44,900	979,915
ARC Resources Ltd., UTS	62,800	1,604,896
Avenir Diversified Income Trust	45,000	278,789
Bank of Montreal	23,000	1,329,619
BCE, Inc.	29,900	1,062,724
Breakwater Resources Ltd.*	64,900	422,963
Cameco Corp.	27,600	1,118,656
Canadian National Railway Co.	34,800	2,322,217
Canadian Oil Sands Trust	116,000	3,085,789
Canadian Western Bank	12,900	367,941
Cascades, Inc.	14,200	95,685
Centerra Gold, Inc.	84,300	1,682,100
CGI Group, Inc. (Class A Stock)*	64,800	1,120,949
Chemtrade Logistics Income Fund	1,900	28,931
CML Healthcare Income Fund	17,300	198,873
Davis & Henderson Income Fund	49,000	977,240
Daylight Energy Ltd.	55,300	574,524
Empire Co. Ltd. (Class A Stock)	7,300	409,822
Enerplus Resources Fund (NYSE)	5,500	169,620
Enerplus Resources Fund (XTSE)	46,500	1,434,331
George Weston Ltd.	6,500	550,437
Great-West Lifeco, Inc.	26,800	711,576
High River Gold Mines Ltd.*	293,200	362,703
IGM Financial, Inc.	12,600	550,735
Industrial Alliance Insurance and Financial Services, Inc.	8,700	322,083
InnVest Real Estate Investment Trust, REIT	2,300	15,614
Jazz Air Income Fund	61,300	320,587
Keyera Facilities Income Fund	11,436	404,280
Labrador Iron Ore Royalty Corp.	10,200	689,882

COMMON STOCKS (continued)	Shares	Value (Note 2)

Canada (cont’d.)
Laurentian Bank of Canada	14,800	$715,366
Loblaw Cos. Ltd.	21,500	872,931
Magna International, Inc. (Class A Stock)	19,800	1,029,600
Manitoba Telecom Services, Inc.	3,800	108,921
Medical Facilities Corp.	2,100	22,683
Metro, Inc. (Class A Stock)	14,500	659,157
National Bank of Canada	21,200	1,460,951
North West Co. Fund	2,900	60,141
Parkland Income Fund	13,800	159,471
Pembina Pipeline Corp.	25,900	562,647
Pengrowth Energy Trust	17,700	227,503
Perpetual Energy, Inc.	108,700	429,640
Power Corp. of Canada	31,300	871,036
Power Financial Corp.	22,000	679,936
Reitmans Canada Ltd. (Class A Stock)	4,300	80,698
Research In Motion Ltd.*	34,400	2,009,060
Ritchie Bros. Auctioneers, Inc.	4,900	112,952
Rogers Communications, Inc. (Class B Stock)	114,000	3,967,012
Royal Bank of Canada	17,200	905,063
Saputo, Inc.	37,300	1,484,797
Shaw Communications, Inc. (Class B Stock)	96,100	2,063,497
Shoppers Drug Mart Corp.	80,800	3,212,334
Sino-Forest Corp.*	36,800	861,985
TMX Group, Inc.	71,700	2,665,224
Toronto-Dominion Bank (The)	30,400	2,270,140
TransAlta Corp.	15,000	319,069
Wajax Income Fund	9,200	340,871
Westshore Terminals Income Fund	33,000	762,687
Yamana Gold, Inc.	87,100	1,114,880
Zargon Energy Trust	26,800	605,379

		54,940,694

Cayman Islands — 0.2%
China Shineway Pharmaceutical
Group Ltd.	133,000	381,574
China Zhongwang Holdings Ltd.	1,096,800	610,995
Hengan International Group Co. Ltd.	45,000	388,181
Himax Technologies, Inc., ADR	13,400	31,624
Kingboard Chemical Holdings Ltd.	126,500	757,587
Minth Group Ltd.	62,000	101,781
Norstar Founders Group Ltd.*	84,000	—
Pacific Textile Holdings Ltd.	79,000	51,530
Shenzhou International Group Holdings Ltd.	279,000	323,408
Soho China Ltd.	1,794,500	1,334,424
Trina Solar Ltd., ADR*(a)	13,800	323,196

		4,304,300

Chile
Almendral SA	462,656	60,007
Banco Santander Chile	898,851	81,242
Cia Cervecerias Unidas SA	4,987	60,980
Cia Cervecerias Unidas SA, ADR	900	54,315

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chile (cont’d.)
Embotelladora Andina SA (PRFC B Shares)	22,993	$116,390
Enersis SA	234,994	109,172
Enersis SA, ADR	500	11,610
Inversiones Aguas Metropolitanas SA	68,999	112,492

		606,208

China — 0.2%
Bank of China Ltd. (Class H Stock)	1,144,200	603,543
China Construction Bank Corp. (Class H Stock)	109,830	98,486
China Shenhua Energy Co. Ltd. (Class H Stock)	523,000	2,193,521
Dongfeng Motor Group Co. Ltd. (Class H Stock)	470,000	810,261
Great Wall Technology Co. Ltd. (Class H Stock)	82,000	41,671
PetroChina Co. Ltd. (Class H Stock)	180,000	235,282
Qingling Motors Co. Ltd. (Class H Stock)	124,000	37,171
Shanghai Prime Machinery Co. Ltd. (Class H Stock)	188,000	50,309
Tsingtao Brewery Co. Ltd. (Class H Stock)	72,000	377,007
Zhaojin Mining Industry Co. Ltd. (Class H Stock)	133,000	544,128
Zijin Mining Group Co. Ltd. (Class H Stock)	1,002,000	929,449

		5,920,828

Czech Republic — 0.1%
CEZ A/S	31,687	1,323,810
Telefonica O2 Czech Republic A/S	39,298	799,923

		2,123,733

Denmark — 0.1%
Coloplast A/S (Class B Stock)	8,018	1,089,564
D/S Norden	6,910	250,854
H. Lundbeck A/S	11,030	209,604
Novo Nordisk A/S (Class B Stock)	14,553	1,641,046
Novozymes A/S (Class B Stock)	850	118,402
William Demant Holding*	3,156	233,105

		3,542,575

Finland — 0.3%
Elisa Oyj	17,637	383,459
Huhtamaki Oyj	12,116	167,574
Kesko Oyj (Class B Stock)	5,402	252,151
Kone Oyj (Class B Stock)	45,243	2,515,079
Nokia Oyj	57,424	593,938
Orion Oyj (Class B Stock)	81,030	1,772,562
Pohjola Bank PLC	64,803	776,773
Sampo Oyj (Class A Stock)	26,639	713,739
Sanoma Oyj	18,530	401,636
Stora Enso Oyj (Class R Stock)	79,605	817,506
UPM-Kymmene Oyj	48,863	863,214

		9,257,631

COMMON STOCKS (continued)	Shares	Value (Note 2)

France — 0.9%
ABC Arbitrage	23,709	$230,332
Affine SA, REIT*	503	11,494
Air Liquide SA	15,507	1,961,144
AXA SA	43,705	727,122
BioMerieux SA	5,027	495,895
BNP Paribas	8,065	513,109
Bouygues SA	17,614	759,210
Carrefour SA	11,700	482,334
Casino Guichard Perrachon SA	6,988	681,216
Cegid Group	897	27,150
Christian Dior SA	17,388	2,483,901
Cie Generale d’Optique Essilor
International SA	20,105	1,294,293
Ciments Francais SA	1,089	105,505
CNP Assurances SA	51,192	923,854
Credit Agricole SA	22,211	282,086
Eiffage SA	2,393	105,543
Etablissements Maurel et Prom	72,592	1,023,406
Fonciere des Regions, REIT	688	66,563
France Telecom SA	25,185	524,849
GDF Suez	15,500	556,138
ICADE, REIT	730	74,480
Iliad SA	597	64,939
Ipsen SA	5,544	169,173
L’Oreal SA	7,260	806,009
LVMH Moet Hennessy Louis Vuitton SA	6,097	1,002,954
M6-Metropole Television	28,769	695,841
Nexity	10,921	498,452
Rallye SA	9,909	426,177
SA des Ciments Vicat	7,718	644,602
Sanofi-Aventis SA	16,345	1,045,138
SCOR SE	50,188	1,274,267
SEB SA	4,057	421,406
Societe Generale	9,119	490,113
Sodexo	5,811	400,456
Sopra Group SA	978	75,539
Teleperformance	12,649	426,800
Total SA	14,811	784,756
Veolia Environnement	22,546	658,909
Vinci SA	16,395	891,249
Vivendi	28,822	778,005

		24,884,409

Gabon
Total Gabon	1,178	486,498

Germany — 0.5%
Allianz SE	11,490	1,365,448
BASF SE	50,492	4,028,132
Bilfinger Berger AG	1,737	146,698
Deutsche Bank AG	11,476	599,617
Deutsche Telekom AG	23,996	309,598
Fielmann AG	8,840	840,375
Fuchs Petrolub AG (PRFC Shares)	12,675	1,878,393
Generali Deutschland Holding AG	1,158	140,818
Hannover Rueckversicherung AG	21,463	1,151,120
Hugo Boss AG (PRFC Shares)	3,177	239,868
KSB AG (PRFC Shares)	47	36,553

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Germany (cont’d.)
Muenchener Rueckversicherungs- Gesellschaft AG	8,580	$1,300,764
Rational AG	835	184,556
RWE AG	13,461	897,424
SAP AG	7,644	389,182
Volkswagen AG (PRFC Shares)	4,290	695,958
VTG AG	1,895	37,972
Wincor Nixdorf AG	2,089	170,312

		14,412,788

Greece — 0.1%
Hellenic Exchanges SA Holding
Clearing Settlement and Registry	13,964	91,435
Hellenic Petroleum SA	7,311	57,251
Jumbo SA	33,497	221,126
Mytilineos Holdings SA*	92,152	544,294
OPAP SA	114,539	1,980,590

		2,894,696

Guernsey — 0.3%
Amdocs Ltd.*	74,200	2,038,274
HSBC Infrastructure Co. Ltd.	2,555,858	4,670,199
Resolution Ltd.	69,054	252,035

		6,960,508

Hong Kong — 0.5%
BOC Hong Kong Holdings Ltd.	323,000	1,099,134
Cathay Pacific Airways Ltd.	382,000	1,054,176
Champion, REIT	65,000	38,384
Cheung Kong Holdings Ltd.	22,000	339,363
China Mobile Ltd.	275,000	2,731,319
China Pharmaceutical Group Ltd.	352,000	196,542
CNOOC Ltd.	1,357,000	3,219,313
Fosun International	113,500	83,379
GZ1 Real Estate Investment Trust	68,000	37,968
Hang Lung Group Ltd.	48,000	315,562
Hang Lung Properties Ltd.	277,000	1,295,408
Hopewell Holdings Ltd.	61,500	193,058
PCCW Ltd.	472,000	208,893
Shanghai Industrial Holdings Ltd.	115,000	497,118
Television Broadcasts Ltd.	17,000	91,859
Wharf Holdings Ltd. (The)	337,000	2,592,708

		13,994,184

Hungary
Magyar Telekom Telecommunications PLC	88,257	218,886

India
Infosys Technologies Ltd., ADR	2,800	213,024

Indonesia — 0.5%
Astra International Tbk PT	89,000	538,840
Bank Bukopin Tbk PT	1,023,000	73,801
Bank Central Asia Tbk PT	266,000	188,946
Indo Tambangraya Megah PT	337,500	1,901,013
International Nickel Indonesia Tbk PT	5,449,500	2,948,536

COMMON STOCKS (continued)	Shares	Value (Note 2)

Indonesia (cont’d.)
Kalbe Farma Tbk PT	855,500	$308,588
Perusahaan Gas Negara PT	1,552,000	762,220
Tambang Batubara Bukit Asam Tbk PT	952,500	2,426,179
Telekomunikasi Indonesia Tbk PT	4,976,000	4,390,588

		13,538,711

Ireland — 0.3%
Accenture PLC (Class A Stock)	62,100	3,011,229
Anglo Irish Bank Corp. PLC (ISE)*	2,500	—
Anglo Irish Bank Corp. PLC (XLON)*	20,646	—
DCC PLC	19,222	601,707
Paddy Power PLC	6,531	267,932
Seagate Technology PLC*	76,200	1,145,286
Total Produce PLC	67,493	33,822
Willis Group Holdings PLC	30,400	1,052,752
XL Group PLC(a)	21,900	477,858

		6,590,586

Israel — 0.4%
Bank Leumi Le-Israel BM	67,268	344,444
Bezeq Israeli Telecommunication Corp. Ltd.	586,249	1,787,576
Cellcom Israel Ltd.	26,686	866,346
Check Point Software Technologies Ltd.*	17,700	818,802
Discount Investment Corp.	9,143	196,903
First International Bank of Israel Ltd.	4,056	61,380
Gazit Globe Ltd.	5,566	71,212
Israel Chemicals Ltd.	214,013	3,668,708
Israel Discount Bank Ltd. (Class A Stock)*	70,634	161,133
Osem Investments Ltd.	2,641	45,846
Partner Communications Co. Ltd.	100,820	2,045,664

		10,068,014

Italy — 0.2%
Ansaldo STS SpA	18,933	271,220
Autostrada Torino-Milano SpA	8,981	120,614
Banca Carige SpA	121,801	255,214
Beni Stabili SpA*	4,128	3,530
Brembo SpA	999	10,313
Buzzi Unicem SpA	8,944	102,070
Enel SpA	47,512	237,455
Fondiaria-SAI SpA	5,675	47,511
IMMSI SpA	27,153	29,590
MARR SpA	1,023	11,859
Mediaset SpA	132,050	798,921
Milano Assicurazioni SpA	28,302	44,741
Piccolo Credito Valtellinese Scarl	10,202	44,921
Recordati SpA	252,229	2,377,929
Telecom Italia SpA	197,408	255,093
Tod’s SpA	9,453	933,514
Unione di Banche Italiane ScpA	7,904	69,182

		5,613,677

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan — 3.0%
Aeon Credit Service Co. Ltd.	50,500	$714,053
Aeon Fantasy Co. Ltd.	1,900	22,466
Aichi Steel Corp.	28,000	192,093
Aisan Industry Co. Ltd.	3,700	33,313
Alconix Corp.	1,400	29,831
Alpen Co. Ltd.	5,200	92,676
Aoyama Trading Co. Ltd.	8,900	160,702
Arcs Co. Ltd.	8,300	129,116
Astellas Pharma, Inc.	73,400	2,798,042
Autobacs Seven Co. Ltd.	9,900	388,976
Avex Group Holdings, Inc.	23,800	347,957
Benesse Holdings, Inc.	3,500	161,227
Chubu Shiryo Co. Ltd.	1,000	6,836
Circle K Sunkus Co. Ltd.	14,000	224,683
Cosmos Pharmaceutical Corp.	7,500	287,751
Create SD Holdings Co. Ltd.	500	11,030
Daihatsu Motor Co. Ltd.	64,000	982,190
Daiichikosho Co. Ltd.	3,300	64,057
Daishi Bank Ltd. (The)	67,000	207,131
Daito Trust Construction Co. Ltd.	26,900	1,842,148
Daiwa House Industry Co. Ltd.	100,000	1,229,215
Daiwa Industries Ltd.	5,000	25,434
Daiwa Securities Group, Inc.	114,000	586,920
Duskin Co. Ltd.	12,200	230,506
Eisai Co. Ltd.	43,200	1,564,331
Excel Co. Ltd.	2,400	30,151
Ezaki Glico Co. Ltd.	4,000	47,050
Fast Retailing Co. Ltd.	1,700	270,735
Fuyo General Lease Co. Ltd.	1,200	39,330
H2O Retailing Corp.	44,000	320,828
Hankyu Reit, Inc., REIT	7	37,332
Heiwa Corp.	15,000	217,453
Heiwa Real Estate REIT, Inc., REIT	56	36,349
Hi-Lex Corp.	1,200	19,436
Hisamitsu Pharmaceutical Co., Inc.	21,800	918,290
Hitachi Capital Corp.	47,900	740,417
Hitachi Ltd.	119,000	634,647
Hokuhoku Financial Group, Inc.	81,000	164,614
Hosiden Corp.	36,000	424,338
Imasen Electric Industrial	1,700	25,587
Inaba Denki Sangyo Co. Ltd.	1,100	31,148
Infocom Corp.	172	259,727
INPEX Corp.	733	4,292,912
IT Holdings Corp.	36,500	486,427
ITC Networks Corp.	7,200	41,591
ITO EN Ltd.	12,900	214,497
ITOCHU Corp.	62,000	627,713
Itochu Techno-Solutions Corp.	9,000	337,542
Japan Office Investment Corp., REIT	15	18,789
Japan Petroleum Exploration Co.	34,400	1,309,225
Japan Prime Realty Investment Corp., REIT	145	446,484
Japan Retail Fund Investment Corp., REIT	52	99,722
Kagoshima Bank Ltd. (The)	77,000	515,926
Kaken Pharmaceutical Co. Ltd.	35,000	425,052
Kamigumi Co. Ltd.	29,000	243,601

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (cont’d.)
Kaneka Corp.	46,000	$318,980
Kanematsu Electronics Ltd.	1,000	10,248
Kato Sangyo Co. Ltd.	4,000	67,003
Kawasumi Laboratories, Inc.	4,000	27,195
KDDI Corp.	604	3,489,050
Keiyo Bank Ltd. (The)	25,000	123,784
Kenedix Realty Investment Corp., REIT	19	89,278
Kewpie Corp.	54,600	692,671
Kinden Corp.	39,000	360,266
Kirindo Co. Ltd.	3,200	15,687
Kobayashi Pharmaceutical Co. Ltd.	8,100	376,118
Kyorin Holdings, Inc.	8,000	140,017
Kyowa Exeo Corp.	54,000	556,694
Lawson, Inc.	8,600	425,286
Lion Corp.	18,000	98,214
Marubeni Corp.	129,000	907,242
Meisei Industrial Co. Ltd.	9,000	31,593
MID Reit, Inc., REIT	40	119,226
Miraca Holdings, Inc.	39,000	1,570,760
Mitsubishi UFJ Financial Group, Inc.	640,900	3,465,391
Mitsui Engineering & Shipbuilding Co. Ltd.	255,000	675,268
Mitsui Knowledge Industry Co. Ltd.	153	27,438
Mitsui Mining & Smelting Co. Ltd.	284,000	937,455
Mizuho Financial Group, Inc.	477,900	900,587
Mochida Pharmaceutical Co. Ltd.	29,000	310,753
Money Partners Group Co. Ltd.	144	40,882
Namura Shipbuilding Co. Ltd.	4,700	22,982
NEC Fielding Ltd.	4,000	51,928
NEC Mobiling Ltd.	5,500	160,956
NEC Networks & System Integration Corp.	3,300	42,840
Nintendo Co. Ltd.	1,800	528,316
Nippon Telegraph & Telephone Corp.	29,500	1,335,294
Nisshin Seifun Group, Inc.	20,000	253,972
Nitori Holdings Co. Ltd.	1,350	118,056
Nomura Real Estate Office Fund, Inc., REIT	67	483,582
Nomura Research Institute Ltd.	27,800	619,071
NTT Data Corp.	360	1,246,410
NTT DoCoMo, Inc.	2,960	5,169,701
Obic Co. Ltd.	1,170	240,946
Okinawa Cellular Telephone Co.	8	17,736
Ono Pharmaceutical Co. Ltd.	3,700	172,718
Oracle Corp. Japan	7,300	358,751
Oriental Land Co. Ltd.	22,800	2,111,787
ORIX Corp.	2,240	220,441
Orix JREIT, Inc., REIT	32	208,104
Pacific Industrial Co. Ltd.	3,000	16,517
Pacific Metals Co. Ltd.	113,000	961,732
Park24 Co. Ltd.	15,400	164,831
PGM Holdings KK	150	104,015
Point, Inc.	1,670	73,329
Premier Investment Corp., REIT	9	45,449
Rengo Co. Ltd.	90,000	610,789
Right On Co. Ltd.	2,800	16,071

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (cont’d.)
Ryoden Trading Co. Ltd.	3,000	$19,288
San-In Godo Bank Ltd. (The)	91,000	655,684
Santen Pharmaceutical Co. Ltd.	49,700	1,726,247
Secom Co. Ltd.	32,500	1,539,137
Sega Sammy Holdings, Inc.	52,300	995,240
Sekisui Jushi Corp.	1,000	10,211
Seven & I Holdings Co. Ltd.	30,000	801,823
Seven Bank Ltd.	89	188,436
Shimamura Co. Ltd.	1,900	176,216
Shinko Plantech Co. Ltd.	37,200	343,638
Shinmaywa Industries Ltd.	28,000	121,049
Shinsho Corp.	11,000	27,368
Shionogi & Co. Ltd.	112,000	2,211,307
Ship Healthcare Holdings, Inc.	11,600	152,162
Showa Sangyo Co. Ltd.	3,000	8,794
Siix Corp.	3,900	45,970
SKY Perfect JSAT Holdings, Inc.	330	127,627
Sumitomo Corp.	88,800	1,256,697
Sumitomo Mitsui Financial Group, Inc.	39,800	1,417,682
Sumitomo Trust & Banking Co. Ltd. (The)	599,000	3,777,411
Sundrug Co. Ltd.	14,100	411,243
Sysmex Corp.	2,300	159,490
Takeda Pharmaceutical Co. Ltd.	60,400	2,972,016
Tochigi Bank Ltd. (The)	5,000	23,710
Toho Bank Ltd. (The)	12,000	37,542
Tokai Rika Co. Ltd.	32,700	618,235
Token Corp.	620	23,329
Tokyu REIT, Inc.	11	79,394
Toppan Forms Co. Ltd.	59,400	609,437
Toyo Kanetsu KK	10,000	17,859
Toyota Auto Body Co. Ltd.	28,800	537,761
Trend Micro, Inc.	14,000	462,298
USS Co. Ltd.	9,620	786,757
Valor Co. Ltd.	12,800	110,516
Yahoo! Japan Corp.	912	353,837

		79,548,418

Luxembourg
Oriflame Cosmetics SA	825	43,423

Malaysia — 0.2%
APM Automotive Holdings Bhd	11,100	20,519
Berjaya Sports Toto Bhd	41,571	60,668
British American Tobacco Malaysia Bhd	19,100	278,742
Digi.Com Bhd	112,700	899,115
Genting Malaysia Bhd	870,800	957,357
Nestle Malaysia Bhd	4,800	67,466
Petronas Dagangan Bhd	172,600	654,911
PLUS Expressways Bhd	336,100	492,678
Proton Holdings Bhd	19,700	28,750
RHB Capital Bhd	277,900	785,889
Telekom Malaysia Bhd	398,400	453,505
Top Glove Corp. Bhd	414,000	668,630
YTL Power International Bhd	1	1

		5,368,231

COMMON STOCKS (continued)	Shares	Value (Note 2)

Marshall Island
Paragon Shipping, Inc. (Class A Stock)	16,200	$55,566
Safe Bulkers, Inc.	4,600	40,756

		96,322

Mexico — 0.3%
America Movil SAB de CV (Class L Stock), ADR	23,800	1,364,692
Grupo Mexico SAB de CV, Series B	427,700	1,760,669
Industrias Penoles SAB de CV	79,370	2,919,017
Kimberly-Clark de Mexico SABde CV (Class A Stock)	35,400	215,983
Wal-Mart de Mexico SAB de CV (Class V Stock)	164,400	469,771

		6,730,132

Netherlands — 0.4%
Arcadis NV	38,061	885,749
ASM International NV*	20,382	721,635
Heineken Holding NV	14,175	616,094
Koninklijke Ahold NV	23,450	309,479
Koninklijke BAM Groep NV	25,697	157,857
Koninklijke DSM NV	24,969	1,421,571
Koninklijke KPN NV	119,402	1,742,373
Koninklijke Vopak NV	12,508	590,859
Nutreco NV	19,523	1,481,580
Schlumberger Ltd.	11,200	935,200
Sligro Food Group NV	25,726	797,739
Unilever NV, CVA	55,050	1,714,037
Vastned Offices/Industrial, REIT	1,731	29,030

		11,403,203

New Zealand
Air New Zealand Ltd.	28,501	33,312
Kiwi Income Property Trust, REIT	62,603	48,780

		82,092

Norway — 0.1%
Aker ASA (Class A Stock)	7,679	184,242
Marine Harvest ASA	688,551	728,076
Olsen (Fred) Energy ASA	27,097	1,197,180
SpareBank 1 SMN	5,984	55,378
SpareBank 1 SR-Bank	3,000	29,306
Statoil ASA	43,334	1,029,313
TGS Nopec Geophysical Co. ASA	26,500	597,210

		3,820,705

Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	81,600	69,102
Bank of the Philippine Islands	60,910	82,029
DMCI Holdings, Inc.	1,490,400	1,224,707
Globe Telecom, Inc.	10,257	187,300
Philippine Long Distance Telephone Co., ADR	64,400	3,752,588
Rizal Commercial Banking Corp.	37,700	24,439
Semirara Mining Corp.	59,490	251,213
Union Bank of Philippines	17,400	23,790

		5,615,168

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Poland — 0.2%
KGHM Polska Miedz SA	84,912	$4,962,092
Telekomunikacja Polska SA	69,864	385,852

		5,347,944

Portugal — 0.1%
Banco BPI SA	85,266	157,809
Banco Espirito Santo SA	151,685	583,771
Portugal Telecom SGPS SA	50,155	561,649

		1,303,229

Russia
Mobile Telesystems OJSC, ADR	54,800	1,143,676

Singapore — 0.9%
Boustead Singapore Ltd.	65,000	55,714
CapitaCommercial Trust, REIT	69,000	80,648
DBS Group Holdings Ltd.	88,000	981,930
Frasers Commercial Trust, REIT	1,564,000	201,083
Hong Leong Asia Ltd.	195,000	475,591
Jardine Cycle & Carriage Ltd.	52,920	1,509,231
K-Green Trust*	54,000	45,023
Keppel Corp. Ltd.	270,000	2,381,579
Keppel Land Ltd.	116,000	433,865
Lippo-Mapletree Indonesia Retail Trust, REIT	100,000	41,298
M1 Ltd.	525,000	961,351
Oversea-Chinese Banking Corp. Ltd.	122,000	939,229
SembCorp Industries Ltd.	1,094,000	4,381,626
SembCorp Marine Ltd.	954,000	3,991,881
SIA Engineering Co. Ltd.	213,000	702,061
Singapore Post Ltd.	904,000	831,200
Singapore Technologies Engineering Ltd.	238,000	634,246
SMRT Corp. Ltd.	622,000	983,878
Starhill Global, REIT	265,000	129,057
StarHub Ltd.	1,117,000	2,289,095
Straits Asia Resources Ltd.	117,000	227,007
Suntec Real Estate Investment Trust	84,000	98,181
Ums Holdings Ltd.	269,000	104,804
Venture Corp. Ltd.	47,000	339,128

		22,818,706

South Africa — 0.3%
Adcock Ingram Holdings Ltd.	9,086	82,619
Aveng Ltd.	44,793	294,087
Discovery Holdings Ltd.	81,068	485,116
Investec Ltd.	23,567	200,914
Kumba Iron Ore Ltd.	82,990	5,347,894
Mr. Price Group Ltd.	90,201	910,568
Nedbank Group Ltd.	7,947	157,251
Palabora Mining Co. Ltd.	1,086	18,794
Pick’n Pay Stores Ltd.	17,783	130,656
Pretoria Portland Cement Co. Ltd.	62,807	333,223
Spar Group Ltd. (The)	29,559	438,797
Truworths International Ltd.	5,633	61,268
Woolworths Holdings Ltd.	6,368	26,042

		8,487,229

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Korea — 0.6%
Daishin Securities Co. Ltd.	13,260	$193,368
Daishin Securities Co. Ltd. (PRFC Shares)	2,450	20,681
Dongil Industries Co. Ltd.	386	28,570
GS Engineering & Construction Corp.	3,315	338,832
GS Home Shopping, Inc.	3,148	303,178
Halla Climate Control	46,430	818,222
Hanil E-Wha Co. Ltd.	35,460	192,157
Hankook Shell Oil Co. Ltd.	244	48,159
Hansol LCD, Inc.	4,480	242,770
Honam Petrochemical Corp.	5,183	1,228,502
Hyundai Motor Co. (PRFC Shares)	1,000	47,846
Inzi Controls Co. Ltd.	6,720	33,277
IsuPetasys Co. Ltd.	19,660	63,316
Kangwon Land, Inc.	115,900	2,854,353
KCC Corp.	822	285,734
KG Chemical Corp.	10,050	88,288
Korea Zinc Co. Ltd.	5,930	1,444,748
KP Chemical Corp.	93,100	1,488,911
KT&G Corp.	10,534	600,537
Kyung Nong Corp.	28,580	95,317
LG Chem Ltd.	5,601	1,929,677
LG Corp.	5,144	395,692
Moorim P&P Co. Ltd.*	6,230	68,344
Nexen Corp.	300	16,653
Poongsan Holdings Corp.	3,360	129,231
S1 Corp.	11,462	565,576
Samsung Card Co.	9,070	503,489
Samsung Electronics Co. Ltd.	1,163	972,497
Sebang Co. Ltd.	4,060	55,629
Sejong Industrial Co. Ltd.	15,860	170,493
Simm Tech Co. Ltd.	11,881	148,133
SK Telecom Co. Ltd., ADR	5,100	95,013
Sungwoo Hitech Co. Ltd.	12,604	151,594
Thinkware Systems Corp.	3,749	47,734
Uangel Corp.	1,940	7,470
Uniquest Corp.	2,870	8,156
Yuhan Corp.	496	75,766

		15,757,913

Spain — 0.4%
Almirall SA	9,399	85,659
Banco Bilbao Vizcaya Argentaria SA	78,890	796,986
Banco Popular Espanol SA	74,950	384,600
Banco Santander SA	4,916	52,081
Bankinter SA	99,231	551,099
Bolsas y Mercados Espanoles SA	2,305	54,920
Construcciones y Auxiliar de Ferrocarriles SA	529	275,694
Criteria Caixacorp SA	139,043	739,873
Duro Felguera SA	36,649	258,585
Enagas	34,623	690,073
Grifols SA	47,644	649,404
Indra Sistemas SA	2,819	48,162
Industria de Diseno Textil SA	10,345	774,565
Mapfre SA	232,023	644,293

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Spain (cont’d.)
Miquel y Costas & Miquel SA	227	$6,831
Obrascon Huarte Lain SA	2,653	80,388
Prosegur Cia de Seguridad SA	14,577	820,666
Red Electrica Corp. SA	36,461	1,715,055
Repsol YPF SA	27,129	755,869
Tecnicas Reunidas SA	14,369	914,276
Telefonica SA	22,495	509,972
Viscofan SA	13,732	520,412
Zardoya Otis SA	28,946	407,696

		11,737,159

Sweden — 0.4%
Axfood AB	43,560	1,628,889
Boliden AB	75,734	1,539,306
Hennes & Mauritz AB (Class B Stock)	24,754	824,440
Intrum Justitia AB	47,526	731,370
Klovern AB	15,500	78,357
Kungsleden AB	5,155	47,138
NCC AB (Class B Stock)	28,625	629,051
Nordea Bank AB	26,893	292,495
Peab AB	34,559	294,173
Svenska Cellulosa AB SCA (Class B Stock)	37,597	593,668
Svenska Handelsbanken AB (Class A Stock)	7,657	244,659
Tele2 AB (Class B Stock)	53,136	1,102,910
TeliaSonera AB	461,810	3,659,791

		11,666,247

Switzerland — 1.3%
ACE Ltd.	76,100	4,737,225
Allied World Assurance Co. Holdings Ltd.	25,500	1,515,720
Baloise Holding AG	6,586	640,990
Banque Cantonale Vaudoise*	628	329,784
Compagnie Financiere Tradition SA	551	70,009
Credit Suisse Group AG	18,138	730,758
Garmin Ltd.(a)	43,500	1,348,065
Geberit AG	2,867	662,936
Gurit Holding AG	50	30,642
Helvetia Holding AG	2,258	868,183
Kuehne & Nagel International AG	7,101	987,305
Lindt & Spruengli AG	11	354,118
Mobilezone Holding AG	4,421	49,648
Nestle SA	48,581	2,844,716
Noble Corp.	8,700	311,199
Novartis AG	76,457	4,493,382
Pargesa Holding SA	2,981	253,146
Partners Group Holding AG	2,118	401,854
Roche Holding AG	23,284	3,411,666
Schindler Holding AG	12,654	1,496,826
SGS SA	321	538,662
Sika AG	28	61,420
Sonova Holding AG	5,648	729,105
Straumann Holding AG	3,469	793,974
Sulzer AG	8,080	1,231,444

COMMON STOCKS (continued)	Shares	Value (Note 2)

Switzerland (cont’d.)
Swatch Group AG (The)	486	$216,647
Syngenta AG	6,259	1,830,841
Tyco Electronics Ltd.	34,400	1,217,760
UBS AG*	130,751	2,146,554
Zurich Financial Services AG	4,208	1,090,030

		35,394,609

Taiwan — 0.8%
Cheng Shin Rubber Industry Co. Ltd.	463,000	1,032,188
Chicony Electronics Co. Ltd.	326,550	727,994
China Metal Products Co. Ltd.	131,000	150,066
Chinese Maritime Transport Ltd.	68,000	158,592
Chong Hong Construction Co.	104,000	291,420
Chun Yuan Steel	138,000	71,233
Compal Electronics, Inc.	410,951	544,759
Coretronic Corp.	269,000	440,084
Delta Electronics, Inc.	166,000	811,311
Evergreen Marine Corp. Taiwan Ltd.*	664,000	690,042
Far EasTone Telecommunications Co. Ltd.	80,000	116,063
Farglory Land Development Co. Ltd.	398,000	1,071,562
Feng Tay Enterprise Co. Ltd.	19,000	21,342
First Copper Technology Co. Ltd.	325,000	161,628
FSP Technology, Inc.	28,000	37,549
Fubon Financial Holding Co. Ltd.	801,962	1,100,217
Getac Technology Corp.	82,000	51,045
Highwealth Construction Corp.	519,000	1,164,152
HTC Corp.	59,262	1,829,294
Inventec Co. Ltd.	407,715	230,731
Leader Electronics, Inc.	39,899	29,011
MediaTek, Inc.	101,125	1,448,037
MIN AIK Technology Co. Ltd.	42,000	137,712
Nien Hsing Textile Co. Ltd.	198,000	167,397
O-TA Precision Industry Co. Ltd.	12,000	16,195
Pegatron Corp.*	93,324	134,433
Phihong Technology Co. Ltd.	93,626	169,228
POU Chen Corp.	848,000	783,825
Powertech Technology, Inc.	305,250	1,015,528
Quanta Computer, Inc.	346,513	727,337
Roundtop Machinery Industries Co. Ltd.	31,000	24,667
Senao International Co. Ltd.	27,000	54,636
Shih Wei Navigation Co. Ltd.	66,000	89,980
Sigurd Microelectronics Corp.	230,000	219,299
Simplo Technology Co. Ltd.	145,700	1,059,400
Sincere Navigation	280,000	338,998
Sinon Corp.	319,000	158,097
Taiwan Mobile Co. Ltd.	680,000	1,625,572
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	94,500	1,185,030
Ton Yi Industrial Corp.	476,000	261,211
Topco Scientific Co. Ltd.	37,000	50,380
Transcend Information, Inc.	178,000	482,294
Tripod Technology Corp.	46,000	187,745
Ttet Union Corp.	66,000	114,767
U-Ming Marine Transport Corp.	205,000	446,470
Weikeng Industrial Co. Ltd.	86,000	80,672

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Taiwan (cont’d.)
Wistron Corp.	340,179	$693,040
Yufo Electronics Co. Ltd.	59,000	54,232

		22,456,465

Thailand — 0.4%
Advanced Info Service PCL, NVDR	965,100	2,721,297
Asian Property Development PCL, NVDR	1,092,000	210,105
Bangchak Petroleum PCL, NVDR	210,600	129,944
Bangkok Bank PCL	108,800	550,406
Bangkok Expressway PCL, NVDR	98,600	64,436
Banpu PCL, NVDR	102,950	2,704,807
BEC World PCL, NVDR	317,400	334,299
Bualuang Securities PCL	81,000	45,948
Charoen Pokphand Foods PCL, NVDR	1,098,200	899,835
CP ALL PCL	762,500	992,806
Electricity Generating PCL, NVDR	16,000	54,934
Land and Houses PCL, NVDR	2,051,200	438,887
Lanna Resources PCL, NVDR	289,800	181,696
MCS Steel PCL, NVDR	282,600	92,341
Padaeng Industry PCL, NVDR	207,800	154,411
Property Perfect PCL, NVDR	227,500	31,395
PTT PCL	17,600	186,830
PTT PCL, NVDR	65,300	693,183
Ratchaburi Electricity Generating Holding PCL, NVDR	22,500	28,550
Siam Commercial Bank PCL, NVDR	131,000	449,776
Siam Makro PCL, NVDR	4,600	25,941
Thai Union Frozen Products PCL, NVDR	82,300	143,332

		11,135,159

Turkey — 0.3%
Akbank TAS	145,196	806,853
Aksa Akrilik Kimya Sanayii	80,777	194,095
Aselsan Elektronik Sanayi Ve Ticaret A/S	43,367	231,440
BIM Birlesik Magazalar A/S	13,848	470,868
Ford Otomotiv Sanayi A/S	20,020	169,211
Gubre Fabrikalari TAS*	28,934	321,385
Pinar SUT Mamulleri Sanayii A/S	11,981	114,456
Tofas Turk Otomobil Fabrikasi A/S	126,623	652,797
Tupras Turkiye Petrol Rafine	23,068	576,700
Turk Telekomunikasyon A/S	44,477	187,241
Turkcell Iletisim Hizmet A/S	258,889	1,768,963
Turkcell Iletisim Hizmet A/S, ADR	8,600	147,318
Turkiye Garanti Bankasi A/S	140,581	712,010
Turkiye Halk Bankasi A/S*	54,312	460,808
Turkiye Is Bankasi (Class C Stock)	210,051	748,239
Turkiye Vakiflar Bankasi Tao (Class D Stock)	291,817	738,993
Vestel Beyaz Esya Sanayi ve Ticaret A/S	7,291	16,150

		8,317,527

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom — 2.7%
Admiral Group PLC	15,276	$360,822
Aero Inventory PLC*	16,478	—
Aggreko PLC	2,220	51,295
Amlin PLC	40,586	258,741
Ashmore Group PLC	228,515	1,193,879
AstraZeneca PLC	101,204	4,610,510
Aveva Group PLC	9,834	247,460
Aviva PLC	95,110	582,760
BAE Systems PLC	165,383	850,895
Balfour Beatty PLC	61,294	299,016
Barclays PLC	113,457	462,832
Beazley PLC	207,850	372,665
BG Group PLC	85,848	1,734,628
BHP Billiton PLC	64,121	2,550,244
British American Tobacco PLC	54,229	2,082,837
British Land Co. PLC, REIT	198,871	1,626,253
British Sky Broadcasting Group PLC	77,173	885,552
Brown (N) Group PLC	44,356	206,220
Burberry Group PLC	48,197	844,612
Capita Group PLC (The)	42,286	459,186
Carillion PLC	114,199	684,411
Centrica PLC	934,572	4,831,682
Chaucer Holdings PLC	245,417	199,923
Cineworld Group PLC	3,661	12,386
Cobham PLC	131,660	417,724
Cranswick PLC	1,247	16,720
Dairy Crest Group PLC	9,832	64,903
Davis Service Group PLC	43,613	296,873
Drax Group PLC	20,861	119,787
EnQuest PLC*	60,979	132,625
FirstGroup PLC	106,185	659,393
Fresnillo PLC	25,078	652,169
G4S PLC	255,683	1,014,919
Game Group PLC	54,028	58,964
GlaxoSmithKline PLC	164,011	3,170,777
Greggs PLC	12,210	88,520
Halfords Group PLC	99,897	711,770
Halma PLC	171,906	962,180
Headlam Group PLC	3,480	17,009
Hill & Smith Holdings PLC	13,315	57,607
Home Retail Group PLC	148,972	437,811
HSBC Holdings PLC	114,278	1,160,062
IG Group Holdings PLC	239,410	1,903,634
IMI PLC	55,252	814,050
Imperial Tobacco Group PLC	23,000	705,706
International Personal Finance PLC	25,858	154,809
International Power PLC	154,026	1,050,854
Interserve PLC	54,950	197,902
Intertek Group PLC	2,499	69,157
Investec PLC	114,123	937,680
Keller Group PLC	12,023	118,093
Legal & General Group PLC	824,238	1,243,296
Man Group PLC	283,097	1,306,466
Marks & Spencer Group PLC	149,750	861,518
Mitie Group PLC	81,622	298,034
National Grid PLC	54,603	470,774
NEXT PLC	41,238	1,269,801

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (cont’d.)
Paragon Group of Cos. PLC	145,351	$408,134
Petrofac Ltd.	98,969	2,448,765
Prudential PLC	9,795	102,012
Reckitt Benckiser Group PLC	40,613	2,232,005
Robert Wiseman Dairies PLC	2,066	11,040
Rotork PLC	27,654	788,143
Royal Dutch Shell PLC (Class A Stock) (XAMS)	37,181	1,228,717
Royal Dutch Shell PLC (Class A Stock) (XLON)	44,581	1,486,381
RSA Insurance Group PLC	48,219	94,123
Sage Group PLC (The)	327,975	1,398,010
Sainsbury (J.) PLC	240,980	1,413,794
Scottish & Southern Energy PLC	64,108	1,224,389
Smith & Nephew PLC	155,316	1,638,155
Spirax-Sarco Engineering PLC	25,601	771,942
Standard Life PLC	248,810	837,901
Tesco PLC	446,526	2,958,739
Tullett Prebon PLC	25,039	149,438
Vedanta Resources PLC	49,557	1,944,730
Vodafone Group PLC	37,684	97,412
Weir Group PLC (The)	34,222	949,722
WH Smith PLC	46,444	352,638
Wincanton PLC	4,348	11,795
WM Morrison Supermarkets PLC	231,848	967,299
Wood Group (John) PLC	112,491	980,394
WSP Group PLC	12,948	71,664

		71,417,738

United States — 18.5%
3M Co.	33,700	2,908,310
Abbott Laboratories	98,000	4,695,180
Advance America Cash Advance Centers, Inc.	18,500	104,340
Advance Auto Parts, Inc.	33,100	2,189,565
Aecom Technology Corp.*	44,500	1,244,665
Aeropostale, Inc.*	21,850	538,384
Aflac, Inc.	17,400	981,882
Airgas, Inc.	37,300	2,329,758
Alliance Resource Partners LP(a)	45,400	2,985,504
Allstate Corp. (The)	120,000	3,825,600
Altria Group, Inc.	38,600	950,332
Ameren Corp.(a)	24,600	693,474
American Financial Group, Inc.	115,300	3,723,037
Amerigas Partners LP(a)	31,650	1,544,836
AMERIGROUP Corp.*(a)	39,300	1,726,056
AmerisourceBergen Corp.	67,800	2,313,336
Amgen, Inc.*	18,600	1,021,140
Amkor Technology, Inc.*(a)	97,300	719,047
Annaly Capital Management, Inc., REIT(a)	29,200	523,264
Apache Corp.	33,900	4,041,897
Apollo Investment Corp.(a)	56,400	624,348
Apple, Inc.*	3,200	1,032,192
Applied Industrial Technologies, Inc.	42,300	1,373,904
AptarGroup, Inc.	35,200	1,674,464
Archer-Daniels-Midland Co.	45,600	1,371,648

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (cont’d.)
Ares Capital Corp.	29,300	$482,864
Arrow Electronics, Inc.*	37,200	1,274,100
Assurant, Inc.	20,800	801,216
AT&T, Inc.	51,600	1,516,008
Atlas Air Worldwide Holdings, Inc.*	9,000	502,470
Atmel Corp.*	140,700	1,733,424
Atmos Energy Corp.	17,200	536,640
Automatic Data Processing, Inc.	9,800	453,544
Avista Corp.	23,800	535,976
Avon Products, Inc.	12,000	348,720
Baldor Electric Co.	13,200	832,128
Bally Technologies, Inc.*	25,900	1,092,721
Bank of Hawaii Corp.	44,200	2,086,682
Barnes & Noble, Inc.(a)	18,300	258,945
Baxter International, Inc.	53,400	2,703,108
BB&T Corp.	3,200	84,128
Becton, Dickinson and Co.	25,600	2,163,712
Bemis Co., Inc.	40,700	1,329,262
Berkshire Hills Bancorp, Inc.	4,700	103,870
Best Buy Co., Inc.	63,400	2,173,986
BGC Partners, Inc. (Class A Stock)	52,900	439,599
BMC Software, Inc.*	31,600	1,489,624
Brinker International, Inc.	38,200	797,616
Bristol-Myers Squibb Co.	198,300	5,250,984
Broadridge Financial Solutions, Inc.	39,700	870,621
Brocade Communications Systems, Inc.*	165,000	872,850
Brookdale Senior Living, Inc.*	26,100	558,801
Brown-Forman Corp. (Class B Stock)	22,100	1,538,602
Buckle, Inc. (The)(a)	14,800	558,996
C.H. Robinson Worldwide, Inc.(a)	5,900	473,121
C.R. Bard, Inc.(a)	21,800	2,000,586
Cabot Corp.	52,100	1,961,565
Cabot Microelectronics Corp.*	21,300	882,885
Cal-Maine Foods, Inc.	11,500	363,170
Campbell Soup Co.	23,600	820,100
Capella Education Co.*(a)	6,300	419,454
CARBO Ceramics, Inc.	4,800	496,992
CareFusion Corp.*	25,500	655,350
Carter’s, Inc.*(a)	24,500	722,995
Cash America International, Inc.	9,200	339,756
Centene Corp.*	16,300	413,042
CenturyLink, Inc.	21,236	980,466
Cephalon, Inc.*	14,800	913,456
Chevron Corp.	41,351	3,773,279
Chubb Corp. (The)	68,700	4,097,268
Church & Dwight Co., Inc.	1,100	75,922
CIGNA Corp.	19,800	725,868
Cimarex Energy Co.	14,900	1,319,097
Cincinnati Financial Corp.(a)	30,800	976,052
Cinemark Holdings, Inc.	48,400	834,416
Citigroup, Inc.*	149,700	708,081
Citrix Systems, Inc.*	12,000	820,920
Cleco Corp.	22,600	695,176
Clorox Co.	18,500	1,170,680
Cloud Peak Energy, Inc.*	27,100	629,533
CNA Financial Corp.*	11,100	300,255

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (cont’d.)
Coach, Inc.	27,200	$1,504,432
Coca-Cola Co. (The)	32,200	2,117,794
Cognizant Technology Solutions Corp. (Class A Stock)*	6,600	483,714
Colgate-Palmolive Co.	26,100	2,097,657
Colonial Properties Trust, REIT	6,400	115,520
Comerica, Inc.	51,800	2,188,032
Commerce Bancshares, Inc.	31,815	1,264,010
CommonWealth, REIT	2,400	61,224
Community Bank System, Inc.	18,800	522,076
Computer Sciences Corp.	21,000	1,041,600
ConAgra Foods, Inc.	24,400	550,952
Concho Resources, Inc.*	18,200	1,595,594
ConocoPhillips	21,700	1,477,770
Consolidated Communications Holdings, Inc.	15,600	301,080
Consolidated Edison, Inc.	13,400	664,238
Copart, Inc.*	11,200	418,320
Crown Holdings, Inc.*	113,400	3,785,292
CTC Media, Inc.	11,600	271,788
Cullen/Frost Bankers, Inc.	61,700	3,771,104
CVS Caremark Corp.	8,000	278,160
Cytec Industries, Inc.	15,500	822,430
DaVita, Inc.*	33,900	2,355,711
Dean Foods Co.*	110,000	972,400
Dell, Inc.*	112,000	1,517,600
Delphi Financial Group, Inc. (Class A Stock)	29,100	839,244
DENTSPLY International, Inc.	54,800	1,872,516
Devon Energy Corp.	43,300	3,399,483
DeVry, Inc.	77,500	3,718,450
Diamond Offshore Drilling, Inc.(a)	19,000	1,270,530
Dick’s Sporting Goods, Inc.*	27,800	1,042,500
Diebold, Inc.	31,200	999,960
Digital Realty Trust, Inc., REIT(a)	16,166	833,196
Digital River, Inc.*(a)	56,500	1,944,730
Dollar Tree, Inc.*	15,750	883,260
Domtar Corp.	8,900	675,688
Donaldson Co., Inc.	10,700	623,596
Dorchester Minerals LP	19,600	538,412
Dover Corp.	24,600	1,437,870
DPL, Inc.	63,200	1,624,872
DreamWorks Animation SKG, Inc. (Class A Stock)*(a)	26,000	766,220
Dresser-Rand Group, Inc.*	7,000	298,130
Dril-Quip, Inc.*	6,200	481,864
DTE Energy Co.	12,000	543,840
Ducommun, Inc.	10,600	230,868
Duke Realty Corp., REIT	3,600	44,856
E.I. du Pont de Nemours & Co.	60,800	3,032,704
EarthLink, Inc.	67,200	577,920
East West Bancorp, Inc.	43,000	840,650
Eastman Chemical Co.	16,000	1,345,280
eBay, Inc.*	48,500	1,349,755
Ecolab, Inc.	4,500	226,890
Eli Lilly & Co.	143,800	5,038,752
Emdeon, Inc. (Class A Stock)*	40,300	545,662

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (cont’d.)
Emergency Medical Services Corp. (Class A Stock)*	33,700	$2,177,357
Emerson Electric Co.	17,100	977,607
Energen Corp.	47,300	2,282,698
Entergy Corp.	13,500	956,205
Equifax, Inc.	3,700	131,720
Erie Indemnity Co. (Class A Stock)	10,800	707,076
Exelon Corp.	41,498	1,727,977
FactSet Research Systems, Inc.	8,000	750,080
Family Dollar Stores, Inc.	44,000	2,187,240
Fastenal Co.(a)	6,500	389,415
Federated Investors, Inc. (Class B Stock)(a)	111,200	2,910,104
First Citizens BancShares, Inc. (Class A Stock)	1,100	207,955
First Defiance Financial Corp.*	1,500	17,850
FirstEnergy Corp.(a)	22,300	825,546
Flowers Foods, Inc.	18,700	503,217
Flowserve Corp.	10,500	1,251,810
FMC Corp.	1,200	95,868
FMC Technologies, Inc.*(a)	6,600	586,806
FNB Corp.(a)	45,100	442,882
Foot Locker, Inc.	34,100	669,042
Fossil, Inc.*	13,900	979,672
Franklin Resources, Inc.	3,400	378,114
Freeport-McMoRan Copper & Gold, Inc.	31,200	3,746,808
Frontier Communications Corp.	83,816	815,530
Furiex Pharmaceuticals, Inc.*	22,541	325,717
Gap, Inc. (The)	43,300	958,662
Gen-Probe, Inc.*	17,200	1,003,620
General Dynamics Corp.	56,700	4,023,432
General Mills, Inc.	46,200	1,644,258
Genuine Parts Co.	18,800	965,192
Gilead Sciences, Inc.*	60,200	2,181,648
Gladstone Capital Corp.	12,900	148,608
Global Cash Access Holdings, Inc.*	27,900	89,001
Goldman Sachs Group, Inc. (The)	14,200	2,387,872
Goodrich Corp.	14,600	1,285,822
Google, Inc. (Class A Stock)*	700	415,779
Great Southern Bancorp, Inc.	1,600	37,744
Greenhill & Co., Inc.(a)	2,300	187,864
Harman International Industries, Inc.*	36,900	1,708,470
Harris Corp.	42,800	1,938,840
Hasbro, Inc.	34,800	1,641,864
HCC Insurance Holdings, Inc.	121,100	3,504,634
Health Care REIT, Inc.	19,224	915,831
Healthcare Services Group, Inc.	12,900	209,883
HealthSpring, Inc.*	53,200	1,411,396
Henry Schein, Inc.*(a)	1,700	104,363
Hercules Technology Growth Capital, Inc.	38,840	402,382
Hershey Co. (The)	21,450	1,011,368
Hewlett-Packard Co.	49,500	2,083,950
HickoryTech Corp.	1,500	14,400
Horace Mann Educators Corp.	36,300	654,852
Hormel Foods Corp.	50,000	2,563,000

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (cont’d.)
Hospira, Inc.*	14,700	$818,643
Hubbell, Inc. (Class B Stock)	38,300	2,302,979
Hudson City Bancorp, Inc.	44,700	569,478
Humana, Inc.*	26,000	1,423,240
IBERIABANK Corp.	13,400	792,342
IDEX Corp.	48,100	1,881,672
IDEXX Laboratories, Inc.*	5,200	359,944
Immucor, Inc.*	16,800	333,144
Ingles Markets, Inc. (Class A Stock)	1,900	36,480
Integrated Device Technology, Inc.*	162,600	1,082,916
Integrys Energy Group, Inc.	18,600	902,286
Intel Corp.	124,900	2,626,647
International Business Machines Corp.	23,800	3,492,888
International Shipholding Corp.	8,500	215,900
Interpublic Group of Cos., Inc. (The)*	54,000	573,480
Intuit, Inc.*	20,100	990,930
Invesco Mortgage Capital, Inc.	34,747	758,874
Iron Mountain, Inc.	47,400	1,185,474
ITT Corp.	50,600	2,636,766
J.M. Smucker Co. (The)	10,700	702,455
j2 Global Communications, Inc.*	20,500	593,475
Jack Henry & Associates, Inc.	26,200	763,730
James River Coal Co.*(a)	24,000	607,920
Johnson & Johnson	51,800	3,203,830
Jos. A. Bank Clothiers, Inc.*(a)	17,700	713,664
Joy Global, Inc.	13,900	1,205,825
JPMorgan Chase & Co.	82,400	3,495,408
Kellogg Co.	37,800	1,930,824
Kennametal, Inc.	13,700	540,602
Kimberly-Clark Corp.	38,698	2,439,522
KKR & Co. LP	92,800	1,317,760
Kraft Foods, Inc. (Class A Stock)	27,800	875,978
Kroger Co. (The)	28,900	646,204
L-3 Communications Holdings, Inc.	38,000	2,678,620
Laboratory Corp. of America Holdings*	13,500	1,186,920
Laclede Group, Inc. (The)(a)	9,500	347,130
Lam Research Corp.*	14,200	735,276
Lamar Advertising Co. (Class A Stock)*(a)	13,600	541,824
LaSalle Hotel Properties, REIT	22,128	584,179
Lexmark International, Inc. (Class A Stock)*	27,400	954,068
Life Technologies Corp.*	44,300	2,458,650
Life Time Fitness, Inc.*	29,100	1,192,809
LifePoint Hospitals, Inc.*	17,100	628,425
Lincare Holdings, Inc.	14,300	383,669
Lockheed Martin Corp.	48,400	3,383,644
Loews Corp.	59,400	2,311,254
Lorillard, Inc.	40,353	3,311,367
Lubrizol Corp. (The)	18,500	1,977,280
Magellan Midstream Partners LP(a)	16,230	916,995
Mantech International Corp. (Class A Stock)*	19,600	810,068
Marathon Oil Corp.	21,500	796,145
Masimo Corp.(a)	54,500	1,584,315

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (cont’d.)
Mattel, Inc.	156,900	$3,989,967
McCormick & Co., Inc.	27,900	1,298,187
McDonald’s Corp.	29,000	2,226,040
McGrath RentCorp	18,900	495,558
MDU Resources Group, Inc.	14,200	287,834
Medtronic, Inc.	2,900	107,561
Men’s Wearhouse, Inc. (The)	40,800	1,019,184
Merck & Co., Inc.	27,300	983,892
MGE Energy, Inc.	1,900	81,244
Micron Technology, Inc.*(a)	161,600	1,296,032
Microsoft Corp.	111,500	3,113,080
MicroStrategy, Inc. (Class A Stock)*	2,200	188,034
Molex, Inc.	70,300	1,597,216
Monster Worldwide, Inc.*	64,700	1,528,861
Morgan Stanley	42,400	1,153,704
Murphy Oil Corp.	20,400	1,520,820
National Health Investors, Inc., REIT	9,900	445,698
National Oilwell Varco, Inc.	25,500	1,714,875
National Retail Properties, Inc., REIT(a)	6,600	174,900
National Semiconductor Corp.	89,400	1,230,144
Nektar Therapeutics*(a)	30,200	388,070
NeuStar, Inc. (Class A Stock)*	71,500	1,862,575
NewMarket Corp.	12,500	1,542,125
Newmont Mining Corp.	53,500	3,286,505
NextEra Energy, Inc.	22,800	1,185,372
NGP Capital Resources Co.	30,400	279,680
NII Holdings, Inc.*	38,500	1,719,410
NIKE, Inc. (Class B Stock)(a)	17,540	1,498,267
North European Oil Royalty Trust	8,300	238,210
Northeast Utilities	37,300	1,189,124
Northern Trust Corp.	27,300	1,512,693
Northrop Grumman Corp.	18,000	1,166,040
NorthStar Realty Finance Corp., REIT(a)	22,800	108,300
NorthWestern Corp.	17,300	498,759
NTELOS Holdings Corp.	11,900	226,695
NuVasive, Inc.*	16,900	433,485
NYSE Euronext, Inc.	18,600	557,628
Oceaneering International, Inc.*(a)	10,600	780,478
Oil-Dri Corp. of America	600	12,894
Old Republic International Corp.	33,900	462,057
Omnicare, Inc.(a)	38,600	980,054
ON Semiconductor Corp.*	238,900	2,360,332
One Liberty Properties, Inc., REIT	4,847	80,945
Onyx Pharmaceuticals, Inc.*	5,600	206,472
Oracle Corp.	48,900	1,530,570
P.H. Glatfelter Co.	34,200	419,634
Parametric Technology Corp.*(a)	118,900	2,678,817
Patterson Cos., Inc.	12,100	370,623
Paychex, Inc.	22,900	707,839
Penn Virginia GP Holdings LP	28,700	755,384
Penn Virginia Resource Partners LP(a)	29,200	826,944
Pennsylvania Real Estate Investment Trust(a)	12,900	187,437
Penske Auto Group, Inc.*	44,500	775,190

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (cont’d.)
People’s United Financial, Inc.	129,300	$1,811,493
PepsiCo, Inc.	29,200	1,907,636
PetSmart, Inc.	38,800	1,545,016
Pfizer, Inc.	40,600	710,906
Pharmaceutical Product Development, Inc.	98,500	2,673,290
PHH Corp.*	25,500	590,325
Philip Morris International, Inc.	34,700	2,030,991
Pinnacle West Capital Corp.	3,600	149,220
Pitney Bowes, Inc.	19,000	459,420
Portland General Electric Co.	33,500	726,950
Power-One, Inc.*(a)	61,800	630,360
PPL Corp.	20,200	531,664
Praxair, Inc.	8,300	792,401
Preformed Line Products Co.	500	29,263
ProAssurance Corp.*	5,100	309,060
Procter & Gamble Co. (The)	21,100	1,357,363
Progress Energy, Inc.	15,500	673,940
Progressive Corp. (The)	49,400	981,578
Protective Life Corp.	29,700	791,208
PS Business Parks, Inc., REIT	12,600	702,072
QLogic Corp.*	36,500	621,230
Quality Systems, Inc.(a)	3,200	223,424
Quanta Services, Inc.*(a)	43,400	864,528
Quest Diagnostics, Inc.	43,600	2,353,092
Rayonier, Inc.	47,400	2,489,448
Raytheon Co.	65,700	3,044,538
Reinsurance Group of America, Inc.	26,500	1,423,315
Reliance Steel & Aluminum Co.	29,900	1,527,890
Rent-A-Center, Inc.	40,800	1,317,024
Republic Bancorp, Inc. (Class A Stock)	13,000	308,750
Republic Services, Inc.	117,100	3,496,606
Resource Capital Corp., REIT	7,400	54,612
Reynolds American, Inc.	10,900	355,558
Rockwell Collins, Inc.	19,200	1,118,592
Rollins, Inc.	23,700	468,075
Ross Stores, Inc.	63,100	3,991,075
Rovi Corp.*	19,000	1,178,190
Royal Gold, Inc.	7,200	393,336
RPM International, Inc.	37,500	828,750
RR Donnelley & Sons Co.(a)	25,600	447,232
Ryder System, Inc.	24,000	1,263,360
Safety Insurance Group, Inc.	3,400	161,738
Safeway, Inc.	34,300	771,407
SAIC, Inc.*(a)	39,200	621,712
SanDisk Corp.*	21,200	1,057,032
Scientific Games Corp. (Class A Stock)*	107,600	1,071,696
Scripps Networks Interactive, Inc. (Class A Stock)	4,800	248,400
SEACOR Holdings, Inc.	12,300	1,243,407
SEI Investments Co.	25,700	611,403
Senior Housing Properties Trust, REIT	7,400	162,356
Sigma-Aldrich Corp.	10,700	712,192
Silgan Holdings, Inc.	96,400	3,452,084
SkyWest, Inc.	25,800	402,996

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (cont’d.)
SM Energy Co.	51,500	$3,034,895
Southern Copper Corp.	43,300	2,110,442
Southern Union Co.	21,800	524,726
Spartan Stores, Inc.	15,500	262,725
StanCorp Financial Group, Inc.	19,200	866,688
Starbucks Corp.	50,300	1,616,139
State Street Corp.	30,400	1,408,736
Steelcase, Inc. (Class A Stock)	106,800	1,128,876
Stryker Corp.	56,300	3,023,310
Sunoco Logistics Partners LP(a)	7,900	660,361
SUPERVALU, Inc.	59,100	569,133
Symantec Corp.*	127,300	2,131,002
Syniverse Holdings, Inc.*	20,100	620,085
SYNNEX Corp.*	17,500	546,000
Synopsys, Inc.*	29,000	780,390
Syntel, Inc.	8,500	406,215
Synthes, Inc.	1,631	220,316
Sysco Corp.	35,800	1,052,520
T. Rowe Price Group, Inc.	6,900	445,326
Tanger Factory Outlet Centers, REIT	21,089	1,079,546
Tech Data Corp.*	18,100	796,762
Techne Corp.	12,400	814,308
TeleTech Holdings, Inc.*	9,900	203,841
Tellabs, Inc.	276,200	1,872,636
Teradata Corp.*	14,800	609,168
Teradyne, Inc.*(a)	171,700	2,410,668
Terra Nitrogen Co. LP(a)	3,604	389,628
Texas Instruments, Inc.	115,800	3,763,500
TIBCO Software, Inc.*(a)	47,000	926,370
TJX Cos., Inc. (The)	46,800	2,077,452
Tractor Supply Co.	11,800	572,182
Transatlantic Holdings, Inc.	21,000	1,084,020
Travelers Cos., Inc. (The)	34,200	1,905,282
Trustmark Corp.(a)	20,200	501,768
TRW Automotive Holdings Corp.*	13,800	727,260
Tupperware Brands Corp.	34,100	1,625,547
tw telecom, Inc.*(a)	21,300	363,165
UGI Corp.	23,100	729,498
UniSource Energy Corp.	12,500	448,000
Unisys Corp.*(a)	20,600	533,334
United Fire & Casualty Co.	6,200	138,384
United Online, Inc.	4,600	30,360
United Technologies Corp.	34,800	2,739,456
UnitedHealth Group, Inc.	39,600	1,429,956
Unitrin, Inc.	10,400	255,216
Universal Corp.	10,900	443,630
Universal Health Services, Inc. (Class B Stock)	18,700	811,954
Unum Group	77,800	1,884,316
USA Mobility, Inc.	7,300	129,721
ValueClick, Inc.*	54,500	873,635
Varian Medical Systems, Inc.*	13,400	928,352
Vectren Corp.	6,900	175,122
VeriFone Systems, Inc.*(a)	13,700	528,272
VeriSign, Inc.	81,700	2,669,139
Verisk Analytics, Inc. (Class A Stock)*	89,500	3,050,160
Verizon Communications, Inc.	18,400	658,352
VF Corp.	14,800	1,275,464

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (cont’d.)
Visa, Inc. (Class A Stock)	4,200	$295,596
Vishay Intertechnology, Inc.*	81,300	1,193,484
W&T Offshore, Inc.	47,100	841,677
W.R. Berkley Corp.	57,900	1,585,302
W.W. Grainger, Inc.	10,700	1,477,777
Wabtec Corp.	11,000	581,790
Waddell & Reed Financial, Inc.
(Class A Stock)	65,900	2,325,611
Wal-Mart Stores, Inc.	44,500	2,399,885
Walgreen Co.	58,100	2,263,576
Waste Management, Inc.	30,300	1,117,161
Waters Corp.*	19,300	1,499,803
Weis Markets, Inc.	3,000	120,990
WesBanco, Inc.	7,900	149,784
West Pharmaceutical Services, Inc.	13,500	556,200
Westamerica Bancorporation	4,900	271,803
Westar Energy, Inc.(a)	43,800	1,102,008
Western Digital Corp.*	89,500	3,034,050
WGL Holdings, Inc.	4,600	164,542
Wiley, (John) & Sons, Inc.
(Class A Stock)	3,500	158,340
Windstream Corp.	61,400	855,916
WP Carey & Co. LLC	900	28,161
Yum! Brands, Inc.	16,100	789,705

		500,293,103

TOTAL COMMON STOCKS (cost $987,229,481)		1,108,566,096

EXCHANGE TRADED FUNDS — 3.5%
iShares Dow Jones US Real Estate Index Fund(a)	73,373	4,105,953
iShares Gold Trust*(a)	5,165,078	71,794,584
iShares S&P GSCI Commodity Indexed Trust*(a)	472,253	16,103,827
iShares S&P World Ex-US Property Index Fund	19,898	681,467
PowerShares Listed Private Equity Portfolio(a)	69,728	749,576

TOTAL EXCHANGE TRADED FUNDS (cost $83,785,256)		93,435,407

MUTUAL FUNDS — 16.4%
Goldman Sachs Commodity Strategy Fund	3,110,195	18,785,576
Goldman Sachs High Yield Fund	19,937,801	145,545,947
PIMCO Commodity RealReturn Strategy Fund	15,161,254	140,848,052
PIMCO Developing Local Markets Fund	5,795,832	61,435,815
PIMCO Emerging Local Bond Fund	5,899,887	62,833,799
PIMCO Emerging Markets Bond Fund	924,826	10,265,571
T. Rowe Price Institutional High Yield Fund	250,861	2,460,948

TOTAL MUTUAL FUNDS (cost $419,381,585)		442,175,708

WARRANTS*	Units	Value (Note 2)

Hong Kong
Kingboard Chemical Holdings Ltd., expiring 10/31/12	10,000	$10,614
Italy
Mediobanca SpA, expiring 03/18/11	29,012	213

TOTAL WARRANTS (cost $0)		10,827

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

CORPORATE BONDS — 19.9%
Australia — 0.4%
Commonwealth Bank of Australia, Gov’t. Liquid Gtd. Notes, 144A
2.40%	01/12/12	Aaa	$4,500	4,575,677
FMG Resources (August 2006) Pty Ltd., Sr. Notes, 144A
6.375%	02/01/16	B1	735	735,000
6.875%	02/01/18	B1	700	696,500
7.00%	11/01/15	B1	815	835,375
Rio Tinto Finance USA Ltd., Gtd. Notes
7.125%	07/15/28	A3	1,470	1,804,232
9.00%	05/01/19	A3	1,000	1,343,046
Westpac Banking Corp., Sr. Unsec’d. Notes
2.25%	11/19/12	Aa1	1,870	1,913,309

				11,903,139

Austria — 0.1%
Oesterreichische Kontrollbank AG, Gov’t. Gtd. Notes
2.875%	03/15/11	Aaa	2,600	2,612,680

Belgium
Delhaize Group SA, Gtd. Notes, 144A
5.70%	10/01/40	Baa3	1,398	1,330,741

Bermuda — 0.1%
Digicel Group Ltd., Sr. Unsec’d. Notes, 144A(a)
10.50%	04/15/18	Caa1	750	825,000
Digicel Ltd., Sr. Notes, 144A
8.25%	09/01/17	B1	500	512,500
Global Crossing Ltd., Sr. Sec’d. Notes
12.00%	09/15/15	B2	650	732,875
Petroplus Finance Ltd., Sec’d. Notes, 144A
9.375%	09/15/19	B2	520	481,000
Weatherford International Ltd., Gtd. Notes
7.00%	03/15/38	Baa2	355	380,793

				2,932,168

Canada — 1.0%
Agrium, Inc., Sr. Unsec’d. Notes
6.125%	01/15/41	Baa2	850	900,238
Air Canada, Sr. Sec’d. Notes, 144A(a)
9.25%	08/01/15	B2	500	525,000
Bank of Nova Scotia, Certificate of Deposit
0.589%(c)	10/18/12	Aa1	5,240	5,244,664
Bombardier, Inc., Sr. Notes, 144A
7.75%	03/15/20	Ba2	950	1,023,625
Canadian Imperial Bank of Commerce, Covered, 144A
2.00%	02/04/13	Aaa	7,315	7,445,778

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
Canada (cont’d.)
Cenovus Energy, Inc., Sr. Unsec’d. Notes
5.70%	10/15/19	(a)	Baa2	$1,000	$1,133,997
6.75%	11/15/39		Baa2	1,565	1,823,216
CHC Helicopter SA, Sr. Sec’d. Notes, 144A
9.25%	10/15/20		B1	125	129,375
Precision Drilling Corp., Gtd. Notes, 144A(a)
6.625%	11/15/20		Ba2	210	213,675
Royal Bank of Canada,
Covered Bond, 144A
3.125%	04/14/15		Aaa	5,375	5,505,661
Sr. Notes, MTN
2.625%	12/15/15		Aa1	1,115	1,117,254
Sino-Forest Corp., Gtd. Notes, 144A(a)
6.25%	10/21/17		Ba2	500	504,375
Talisman Energy, Inc., Sr. Unsec’d. Notes
6.25%	02/01/38		Baa2	915	977,235
Teck Resources Ltd., Gtd. Notes
6.00%	08/15/40		Baa2	655	693,010
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
3.80%	10/01/20		A3	550	536,705
6.10%	06/01/40		A3	675	743,026

					28,516,834

Cayman Islands — 0.2%
Offshore Group Investments Ltd., Sr. Sec’d. Notes, 144A
11.50%	08/01/15		B3	500	542,500
Petrobras International Finance Co., Gtd. Notes
5.75%	01/20/20		Baa1	880	912,159
Seagate HDD Cayman, Gtd. Notes, 144A
7.75%	12/15/18		Ba1	625	632,813
Vale Overseas Ltd., Gtd. Notes
5.625%	09/15/19	(a)	Baa2	1,635	1,741,440
6.875%	11/10/39		Baa2	1,290	1,425,360

					5,254,272

Denmark — 0.1%
Danske Bank A/S, Gov’t. Liquid Gtd. Notes, 144A
2.50%	05/10/12		Aaa	1,605	1,644,127

France — 0.2%
Electricite de France, Sr. Unsec’d. Notes, 144A
6.50%	01/26/19		Aa3	1,230	1,435,121
Vivendi, Sr. Unsec’d. Notes, 144A
5.75%	04/04/13		Baa2	2,705	2,917,724

					4,352,845

Germany — 0.1%
Kreditanstalt Fuer Wiederaufbau, Gov’t. Gtd. Notes, MTN(a)
2.75%	09/08/20		Aaa	3,035	2,820,295

Ireland — 0.1%
Xl Capital PLC, Sr. Unsec’d. Notes
5.25%	09/15/14		Baa2	1,720	1,772,284

Japan — 0.1%
Nomura Holdings, Inc., Sr. Unsec’d. Notes
6.70%	03/04/20		Baa2	3,790	4,056,410

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
Liberia
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes
11.875%	07/15/15	Ba3	$500	$617,500

Luxembourg — 0.3%
ArcelorMittal, Sr. Unsec’d. Notes
5.25%	08/05/20	Baa3	910	899,647
Expro Finance Luxembourg SCA, Sr. Sec’d. Notes, 144A
8.50%	12/15/16	B2	1,000	955,000
Intelsat Jackson Holdings SA, Sr. Unsec’d. Notes, 144A
7.25%	10/15/20	B3	1,500	1,515,000
Intelsat Luxembourg SA, Gtd. Notes
11.25%	02/04/17	Caa3	1,500	1,635,000
Telecom Italia Capital SA, Gtd. Notes
6.175%	06/18/14	Baa2	1,425	1,515,442
Wind Acquisition Finance SA, Sr. Sec’d. Notes, 144A
7.25%	02/15/18	Ba2	450	457,875

				6,977,964

Mexico
Kansas City Southern de Mexico SA de CV, Sr. Notes, 144A
6.625%	12/15/20	B1	1,000	1,002,500

Netherlands — 0.3%
Deutsche Telekom International Finance BV, Gtd. Notes
8.75%	06/15/30	Baa1	2,715	3,648,822
NXP BV/NXP Funding LLC, Gtd. Notes(a)
9.50%	10/15/15	Caa2	400	428,000
Rabobank Nederland NV, Sr. Unsec’d. Notes, 144A
4.20%	05/13/14	Aaa	1,200	1,276,595
Shell International Finance BV, Gtd. Notes
6.375%	12/15/38	Aa1	2,145	2,542,318
UPC Holding BV, Sec’d. Notes, 144A
9.875%	04/15/18	B2	1,000	1,095,000

				8,990,735

Spain
Abengoa Finance SAU, Gtd. Notes, 144A
8.875%	11/01/17	Ba3	650	601,250

Supra National Bank — 0.4%
European Investment Bank,
Sr. Unsub. Notes
2.875%	09/15/20	Aaa	3,035	2,845,962
4.875%	02/15/36	Aaa	3,810	3,895,588
Inter-American Development Bank, Sr. Unsec’d. Notes
4.75%	10/19/12	Aaa	1,700	1,821,011
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, MTN
5.50%	11/25/13	Aaa	1,400	1,568,255

				10,130,816

Sweden — 0.1%
Svenska Handelsbanken AB, Sr. Unsec’d. Notes, 144A
4.875%	06/10/14	Aa2	1,510	1,605,112

Switzerland — 0.1%
Credit Suisse, Sub. Notes(a)
6.00%	02/15/18	Aa2	1,330	1,426,151

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
United Kingdom — 0.9%
Barclays Bank PLC, Sr. Unsec’d. Notes
6.75%	05/22/19	Aa3	$2,015	$2,275,955
Sub. Notes
5.14%	10/14/20	Baa1	2,825	2,541,788
Sub. Notes, 144A
6.05%	12/04/17	Baa1	210	215,419
HSBC Bank PLC, Sr. Notes, 144A
3.50%	06/28/15	Aa2	1,525	1,563,285
HSBC Holdings PLC, Sub. Notes
6.80%	06/01/38	A1	4,550	4,919,992
Royal Bank of Scotland PLC (The), Gov’t. Liquid Gtd. Notes, 144A
2.625%	05/11/12	Aaa	6,205	6,351,816
United Business Media Ltd., Notes, 144A
5.75%	11/03/20	Baa3	1,180	1,132,871
Vodafone Group PLC, Sr. Unsec’d. Notes
5.45%	06/10/19	Baa1	1,250	1,373,615
5.75%	03/15/16	Baa1	1,000	1,119,518
WPP Finance UK, Gtd. Notes
8.00%	09/15/14	Baa3	3,420	3,934,529

				25,428,788

United States — 15.3%
Abbott Laboratories, Sr. Unsec’d. Notes
4.125%	05/27/20	A1	2,520	2,562,162
Affinia Group Holdings, Inc., Sr. Sec’d. Notes, 144A
10.75%	08/15/16	B1	450	499,500
Allbritton Communications Co., Sr. Unsec’d. Notes
8.00%	05/15/18	B2	1,000	1,010,000
Allegheny Energy Supply Co. LLC, Sr. Unsec’d. Notes, 144A(a)
5.75%	10/15/19	Baa3	1,410	1,419,223
Alliance One International, Inc., Gtd. Notes
10.00%	07/15/16	B2	885	907,125
Ally Financial, Inc., Gtd. Notes, 144A
6.25%	12/01/17	B3	820	820,000
7.50%	09/15/20	B3	2,000	2,097,500
Altria Group, Inc., Gtd. Notes
10.20%	02/06/39	Baa1	2,600	3,757,741
AMC Entertainment, Inc., Gtd. Notes
8.75%	06/01/19	B1	205	218,838
American Axle & Manufacturing Holdings, Inc., Sr. Sec’d. Notes, 144A
9.25%	01/15/17	Ba2	500	558,750
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A
5.375%	11/15/14	Baa2	420	462,736
7.75%	01/15/19	Baa2	6,975	8,679,327
8.00%	11/15/39	Baa2	1,155	1,543,138
AT&T, Inc., Sr. Unsec’d. Notes
6.55%	02/15/39	A2	7,465	8,125,309
Atmos Energy Corp., Sr. Unsec’d. Notes
8.50%	03/15/19	Baa2	810	1,013,922
Avaya, Inc., Gtd. Notes
9.75%	11/01/15	Caa2	1,295	1,317,662
Gtd. Notes, PIK
10.125%	11/01/15	Caa2	300	307,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
United States (cont’d.)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes
9.625%	03/15/18	B3	$500	$538,750
Gtd. Notes, 144A
8.25%	01/15/19	B3	500	505,000
Bank of America Corp., Sr. Unsec’d. Notes
5.875%	01/05/21	A2	1,460	1,510,528
6.00%	09/01/17	A2	555	581,643
Sr. Unsec’d. Notes, MTN
5.65%	05/01/18	A2	8,775	8,966,049
Bank of America NA, Sub. Notes
6.10%	06/15/17	A1	4,300	4,492,330
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes
4.30%	05/15/14	Aa2	415	442,803
Basic Energy Services, Inc., Sr. Sec’d. Notes
11.625%	08/01/14	Ba3	300	333,000
Beazer Homes USA, Inc., Gtd. Notes
9.125%	06/15/18	Caa2	1,000	970,000
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes
0.716%(c)	02/11/13	Aa2	2,700	2,713,389
Berry Petroleum Co., Sr. Unsec’d. Notes
6.75%	11/01/20	B2	1,100	1,105,500
Berry Plastics Corp., Sr. Sec’d. Notes, 144A(a)
9.75%	01/15/21	Caa1	415	410,850
Blue Acquisition Sub, Inc., Gtd. Notes, 144A(a)
9.875%	10/15/18	Caa1	560	596,400
Bon-Ton Department Stores, Inc. (The), Gtd. Notes
10.25%	03/15/14	Caa1	500	510,000
Boston Properties LP, REIT, Sr. Unsec’d. Notes
4.125%	05/15/21	Baa2	2,365	2,242,100
Browning-Ferris Industries, Inc., Gtd. Notes
7.40%	09/15/35	Baa3	1,505	1,780,746
Buccaneer Merger Sub, Inc., Sr. Notes, 144A
9.125%	01/15/19	Caa1	320	330,400
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes
11.25%	06/01/17	Caa1	1,000	1,125,000
Calfrac Holdings LP, Sr. Unsec’d. Notes, 144A
7.50%	12/01/20	B2	710	718,875
Camden Property Trust, REIT Sr. Unsec’d. Notes
5.00%	06/15/15	Baa1	1,910	2,017,795
Capella Healthcare, Inc., Gtd. Notes, 144A
9.25%	07/01/17	B3	1,185	1,256,100
Capital One Bank USA NA, Sub. Notes
8.80%	07/15/19	Baa1	3,000	3,690,117
CareFusion Corp., Sr. Unsec’d. Notes
5.125%	08/01/14	Baa3	1,700	1,837,600
Case New Holland, Inc., Gtd. Notes
7.75%	09/01/13	Ba3	500	537,500
CBS Corp., Gtd. Notes(a)
5.75%	04/15/20	Baa3	1,700	1,806,527
CDW LLC/CDW Finance Corp., Sr. Sec’d. Notes, 144A
8.00%	12/15/18	B2	1,220	1,244,400
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes
8.50%	11/15/18	A2	700	915,985

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
United States (cont’d.)
Cengage Learning Acquisitions, Inc., Sr. Notes, 144A
10.50%	01/15/15		Caa2	$1,480	$1,528,100
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.625%	11/15/17		B3	500	522,500
Chaparral Energy, Inc., Gtd. Notes, 144A
9.875%	10/01/20		Caa1	1,000	1,055,000
Cisco Systems, Inc., Sr. Unsec’d. Notes
4.45%	01/15/20		A1	2,500	2,619,255
CIT Group, Inc., Sr. Sec’d. Notes
7.00%	05/01/14	(a)	B3	2,000	2,020,000
7.00%	05/01/17		B3	1,615	1,619,037
Citigroup Capital XXI, Gtd. Notes
8.30%(c)	12/21/77		Ba1	265	275,600
Citigroup, Inc., Sr. Unsec’d. Notes
4.587%	12/15/15		A3	12,580	13,114,763
Clearwater Paper Corp., Gtd. Notes, 144A
7.125%	11/01/18		Ba3	300	309,750
CNA Financial Corp., Sr. Unsec’d. Notes(a)
7.35%	11/15/19		Baa3	2,935	3,218,976
Colt Defense LLC/Colt Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.75%	11/15/17		B3	675	499,500
Comcast Corp., Gtd. Notes
6.50%	01/15/17		Baa1	2,770	3,193,178
Commonwealth Edison, Co., First Mortgage
4.00%	08/01/20		Baa1	790	777,448
Concho Resources, Inc., Sr. Notes
7.00%	01/15/21		B3	560	574,000
ConocoPhillips, Gtd. Notes
6.50%	02/01/39		A1	1,465	1,742,036
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes(a)
4.45%	06/15/20		A3	2,990	3,098,956
Consumers Energy Co., First Mortgage
6.70%	09/15/19		A3	290	345,757
Continental Airlines, Inc., Sr. Sec’d. Notes, 144A
6.75%	09/15/15		Ba2	250	257,500
Copano Energy LLC/Copano Energy Finance Corp.,
Gtd. Notes
7.75%	06/01/18		B1	760	775,200
Covanta Holding Corp., Sr. Unsec’d. Notes
7.25%	12/01/20		Ba3	175	177,411
COX Communications, Inc., Sr. Unsec’d. Notes
5.45%	12/15/14		Baa2	1,270	1,398,113
Sr. Unsec’d. Notes, 144A
8.375%	03/01/39		Baa2	4,250	5,507,622
Crosstex Energy LP/Crosstex Energy Finance Corp.,
Gtd. Notes
8.875%	02/15/18		B3	500	535,625
CSX Corp., Sr. Unsec’d. Notes
6.15%	05/01/37		Baa3	1,485	1,596,616
CVS Caremark Corp., Sr. Unsec’d. Notes
5.75%	06/01/17		Baa2	285	317,105
6.125%	09/15/39		Baa2	2,000	2,136,916

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
United States (cont’d.)
Cytec Industries, Inc., Sr. Unsec’d. Notes
6.00%	10/01/15	Baa2	$705	$772,240
Dave & Buster’s, Inc., Gtd. Notes
11.00%	06/01/18	B3	1,000	1,097,500
DaVita, Inc., Gtd. Notes(a)
6.375%	11/01/18	B2	500	497,500
Digital Realty Trust LP, REIT, Gtd. Notes
5.875%	02/01/20	Baa2	2,920	2,970,671
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes(a)
6.00%	08/15/40	Baa2	2,315	2,324,098
Discovery Communications LLC, Gtd. Notes(a)
5.05%	06/01/20	Baa2	3,780	3,997,214
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
10.875%	11/15/14	B3	500	545,625
Gtd. Notes, 144A
9.75%	10/15/17	Caa1	180	185,400
Dominion Resources, Inc., Sr. Unsec’d. Notes
6.40%	06/15/18	Baa2	1,335	1,553,212
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.25%	11/15/20	Baa3	1,680	1,609,269
8.55%	05/15/19	Baa3	2,155	2,700,749
Duke Energy Carolinas LLC, First Mortgage
4.30%	06/15/20	A1	2,455	2,531,323
Duke Energy Corp., Sr. Unsec’d. Notes
5.05%	09/15/19	Baa2	1,925	2,039,726
DuPont Fabros Technology LP, REIT, Gtd. Notes
8.50%	12/15/17	Ba2	1,275	1,364,250
DynCorp International, Inc., Sr. Unsec’d. Notes, 144A
10.375%	07/01/17	B1	500	512,500
Dynegy Holdings, Inc., Sr. Unsec’d. Notes
7.75%	06/01/19	Caa2	300	200,250
Edgen Murray Corp., Sr. Sec’d. Notes
12.25%	01/15/15	Caa2	500	435,000
Edison Mission Energy, Sr. Unsec’d. Notes
7.00%	05/15/17	B3	475	376,438
EI du Pont de Nemours & Co., Sr. Unsec’d. Notes
4.90%	01/15/41	A2	890	868,132
El Paso Pipeline Partners Operating Co. LLC, Gtd. Notes
6.50%	04/01/20	Ba1	815	855,091
Enbridge Energy Partners LP, Sr. Unsec’d. Notes
5.50%	09/15/40	Baa2	560	532,414
Energy Future Holdings Corp., Sr. Sec’d. Notes, 144A
10.00%	01/15/20	Caa3	770	792,155
Energy Transfer Equity LP, Gtd. Notes
7.50%	10/15/20	Ba2	1,500	1,545,000
Energy Transfer Partners LP, Sr. Unsec’d. Notes
7.50%	07/01/38	Baa3	2,450	2,849,691
9.00%	04/15/19	Baa3	465	582,541
Enterprise Products Operating LLC, Gtd. Notes
6.45%	09/01/40	Baa3	4,480	4,835,954
Entravision Communications Corp., Sr. Sec’d. Notes, 144A
8.75%	08/01/17	B1	750	791,250
EQT Corp., Sr. Unsec’d. Notes
8.125%	06/01/19	Baa1	1,100	1,279,857

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
United States (cont’d.)

Equinix, Inc., Sr. Unsec’d. Notes
8.125%	03/01/18	Ba2	$300	$313,500
Exelon Corp., Sr. Unsec’d. Notes
4.90%	06/15/15	Baa1	990	1,055,767
First Data Corp., Gtd. Notes
9.875%	09/24/15	Caa1	500	476,250
Florida Power Corp., First Mortgage
6.40%	06/15/38	A2	2,025	2,354,634
Ford Motor Co., Sr. Unsec’d. Notes
7.45%	07/16/31	Ba3	1,000	1,071,250
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes
6.625%	08/15/17	Ba2	1,000	1,050,991
7.00%	04/15/15	Ba2	500	537,306
8.125%	01/15/20	Ba2	1,000	1,163,413
Frac Tech Services LLC/Frac Tech Finance, Inc., Gtd. Notes, 144A
7.125%	11/15/18	B2	965	979,475
Freescale Semiconductor, Inc., Gtd. Notes, 144A(a)
10.75%	08/01/20	Caa2	500	545,000
Frontier Communications Corp., Sr. Unsec’d. Notes
8.50%	04/15/20	Ba2	2,000	2,185,000
FTI Consulting, Inc., Gtd. Notes, 144A
6.75%	10/01/20	Ba2	905	898,212
General Electric Capital Corp., Sr. Unsec’d. Notes
4.375%	09/16/20	Aa2	5,215	5,132,379
Sr. Unsec’d. Notes, MTN
6.00%	08/07/19	Aa2	2,570	2,859,359
GenOn Escrow Corp., Sr. Unsec’d. Notes, 144A
9.50%	10/15/18	B3	1,000	993,750
9.875%	10/15/20	B3	580	575,650
Geokinetics Holdings USA, Inc., Sr. Sec’d. Notes
9.75%	12/15/14	B3	500	480,000
Giraffe Acquisition Corp., Sr. Unsec’d. Notes, 144A
9.125%	12/01/18	Caa1	740	771,450
Goldman Sachs Group, Inc. (The), Sr. Notes
3.70%	08/01/15	A1	1,450	1,477,422
Sr. Unsec’d. Notes
5.375%	03/15/20	A1	14,750	15,242,075
Goodyear Tire & Rubber Co. (The), Gtd. Notes(a)
8.25%	08/15/20	B1	700	724,500
GXS Worldwide, Inc., Sr. Sec’d. Notes
9.75%	06/15/15	B2	1,060	1,046,750
Hanesbrands, Inc., Gtd. Notes, 144A
6.375%	12/15/20	B1	445	422,750
Hanger Orthopedic Group, Inc., Sr. Notes, 144A
7.125%	11/15/18	B3	335	334,163
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes
5.50%	03/30/20	Baa3	1,345	1,364,390
6.625%	03/30/40	Baa3	1,215	1,234,604
HCA Holdings, Inc., Sr. Unsec’d. Notes, 144A(a)
7.75%	05/15/21	Caa1	310	310,000

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
United States (cont’d.)
HCA, Inc., Sr. Sec’d. Notes
7.25%	09/15/20		Ba3	$2,000	$2,090,000
HCP, Inc., REIT, Sr. Unsec’d. Notes, MTN
6.70%	01/30/18		Baa2	800	858,302
Healthsouth Corp., Gtd. Notes
7.25%	10/01/18		B2	1,000	1,020,000
Helix Energy Solutions Group, Inc., Gtd. Notes, 144A
9.50%	01/15/16		B3	1,375	1,412,812
Hess Corp., Sr. Unsec’d. Notes
5.60%	02/15/41		Baa2	1,300	1,290,553
6.00%	01/15/40		Baa2	835	875,216
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sec’d. Notes, 144A
9.00%	11/15/20		Caa1	330	348,975
Sr. Sec’d. Notes
8.875%	02/01/18		B3	1,000	1,068,750
Huntsman International LLC, Gtd. Notes, 144A(a)
8.625%	03/15/21		B3	1,000	1,080,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.00%	01/15/18		Ba3	830	830,000
Inergy LP/Inergy Finance Corp., Gtd. Notes, 144A
7.00%	10/01/18		Ba3	1,500	1,511,250
International Business Machines Corp., Sr. Unsec’d. Notes
7.625%	10/15/18		Aa3	5,415	6,893,073
International Lease Finance Corp., General Obligation Bonds(a)
8.875%	09/01/17		B1	2,000	2,157,500
Sr. Unsec’d. Notes
8.25%	12/15/20		B1	845	870,350
International Paper Co., Revenue Bonds
7.30%	11/15/39		Baa3	1,310	1,492,670
9.375%	05/15/19		Baa3	1,235	1,588,567
Jabil Circuit, Inc., Sr. Unsec’d. Notes
5.625%	12/15/20		Ba1	370	363,525
JC Penney Corp., Inc., Sr. Unsec’d. Notes
7.40%	04/01/37		Ba1	220	209,000
JPMorgan Chase & Co., Sr. Unsec’d. Notes
4.25%	10/15/20		Aa3	7,480	7,305,342
JPMorgan Chase Bank NA, Sub. Notes
6.00%	10/01/17		Aa2	5,935	6,579,315
JPMorgan Chase Capital XXVII, Ltd. Gtd. Notes(a)
7.00%	11/01/39		A2	3,360	3,518,014
KB Home, Gtd. Notes
6.25%	06/15/15		B1	1,000	990,000
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes
5.625%	02/15/15	(a)	Baa2	2,355	2,584,549
9.00%	02/01/19		Baa2	1,300	1,637,096
Kohl’s Corp., Sr. Unsec’d. Notes
6.875%	12/15/37		Baa1	1,515	1,746,980
Kraft Foods, Inc., Sr. Unsec’d. Notes
5.375%	02/10/20		Baa2	340	365,931
6.875%	02/01/38		Baa2	2,565	2,978,116
6.875%	01/26/39		Baa2	2,040	2,376,724

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
United States (cont’d.)
Kroger Co. (The), Gtd. Notes
5.00%	04/15/13		Baa2		$800	$861,879
6.15%	01/15/20		Baa2		650	736,555
Landry’s Restaurants, Inc., Sr. Sec’d. Notes
11.625%	12/01/15		B3		500	533,750
Lear Corp., Gtd. Notes(a)
8.125%	03/15/20		Ba3		1,000	1,087,500
Liberty Mutual Group, Inc., Gtd. Notes, 144A
10.75%(c)	06/15/88		Baa3		410	496,100
Sr. Unsec’d. Notes, 144A
7.50%	08/15/36		Baa2		2,275	2,261,923
Linn Energy LLC/Linn Energy Finance Corp., Gtd. Notes, 144A
7.75%	02/01/21		B2		500	512,500
Sr. Unsec’d. Notes, 144A
8.625%	04/15/20		B2		500	538,750
Macy’s Retail Holdings, Inc., Gtd. Notes
6.375%	03/15/37		Ba1		780	764,400
6.70%	07/15/34		Ba1		500	490,625
Magellan Midstream Partners LP, Sr. Unsec’d. Notes
6.55%	07/15/19		Baa2		3,045	3,471,321
Marathon Oil Corp., Sr. Unsec’d. Notes
7.50%	02/15/19		Baa1		250	310,484
Markwest Energy Partners LP/Markwest Energy Finance Corp., Gtd. Notes
6.75%	11/01/20		B1		420	420,000
Martin Midstream Partners LP/Martin Midstream Finance Corp., Gtd. Notes
8.875%	04/01/18		B+	(d)	500	515,000
McKesson Corp., Sr. Unsec’d. Notes
7.50%	02/15/19		Baa2		360	437,313
Media General, Inc., Sr. Sec’d. Notes(a)
11.75%	02/15/17		B2		740	777,925
MetLife, Inc., Jr. Sub. Notes
6.40%	12/15/66		Baa2		1,540	1,447,600
MetroPCS Wireless, Inc., Gtd. Notes
6.625%	11/15/20		B2		1,200	1,143,000
MGM Mirage, Inc., Gtd. Notes
6.625%	07/15/15		Caa1		310	284,038
6.875%	04/01/16	(a)	Caa1		305	271,831
Michaels Stores, Inc., Sr. Notes, 144A
7.75%	11/01/18		Caa1		270	269,325
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes
5.75%	04/01/18		Baa1		900	1,014,164
Mirant Americas Generation LLC, Sr. Unsec’d. Notes
8.50%	10/01/21		B3		500	500,000
Momentive Performance Materials, Inc., Sec’d. Notes, 144A
9.00%	01/15/21		Caa1		400	422,000
Morgan Stanley, FDIC Gtd. Notes
3.25%	12/01/11		Aaa		1,445	1,482,597
Sr. Unsec’d. Notes
6.00%	05/13/14		A2		4,650	5,024,232

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)		Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
United States (cont’d.)
Nabors Industries, Inc., Gtd. Notes
6.15%	02/15/18		Baa2		$1,115	$1,190,101
Nalco Co., Sr. Notes, 144A
6.625%	01/15/19		Ba2		750	766,875
NBC Universal, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	04/01/21		Baa2		4,000	3,882,428
5.15%	04/30/20		Baa2		2,320	2,404,968
NBTY, Inc., Gtd. Notes, 144A
9.00%	10/01/18		B	(d)	1,000	1,067,500
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes
4.70%	08/15/20		Baa3		615	610,049
Newmont Mining Corp., Gtd. Notes
6.25%	10/01/39		Baa1		2,530	2,750,879
News America, Inc., Gtd. Notes
6.65%	11/15/37		Baa1		1,875	2,076,733
Nextel Communications, Inc., Gtd. Notes
6.875%	10/31/13		Ba2		1,000	1,002,500
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes,
144A
7.75%	10/15/18		Caa1		500	517,500
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, Gtd. Notes, 144A
8.875%	03/15/18		B1		1,000	1,070,000
NiSource Finance Corp., Gtd. Notes
6.125%	03/01/22		Baa3		1,240	1,336,047
6.80%	01/15/19		Baa3		1,000	1,157,001
Nordstrom, Inc., Sr. Unsec’d. Notes
4.75%	05/01/20		Baa2		440	446,597
6.75%	06/01/14		Baa2		475	538,340
7.00%	01/15/38	(a)	Baa2		1,700	1,925,954
Norfolk Southern Corp., Bonds
5.90%	06/15/19		Baa1		175	198,143
NRG Energy, Inc., Bonds, 144A(a)
8.25%	09/01/20		B1		1,000	1,025,000
ONEOK Partners LP, Bonds
8.625%	03/01/19		Baa2		1,215	1,515,869
Pacific Gas & Electric Co., Bonds
5.80%	03/01/37		A3		1,435	1,520,845
6.25%	03/01/39		A3		2,805	3,142,946
PAETEC Escrow Corp., Bonds, 144A
9.875%	12/01/18		Caa1		830	852,825
PAETEC Holding Corp., Bonds
9.50%	07/15/15		Caa1		750	776,250
PepsiCo, Inc., Notes
4.875%	11/01/40		Aa3		1,035	1,004,305
Petco Animal Supplies, Inc., Notes, 144A(a)
9.25%	12/01/18		Caa1		215	226,556
Pfizer, Inc., Notes
5.35%	03/15/15		A1		2,995	3,366,856
7.20%	03/15/39		A1		2,715	3,513,310
Pilgrim’s Pride Corp., Notes, 144A
7.875%	12/15/18		B3		625	621,875

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
United States (cont’d.)
Plains All American Pipeline LP, Gtd. Notes
8.75%	05/01/19		Baa3	$115	$142,714
Plains Exploration & Production Co., Gtd. Notes
10.00%	03/01/16		B1	500	558,750
Polypore International, Inc., Sr. Notes, 144A
7.50%	11/15/17		B3	70	71,400
PSE&G Power LLC, Gtd. Notes
6.95%	06/01/12		Baa1	1,575	1,698,102
Quicksilver Resources, Inc., Gtd. Notes
8.25%	08/01/15		B2	500	518,750
Quicksilver, Inc., Gtd. Notes
6.875%	04/15/15		Caa1	1,300	1,270,750
QVC, Inc., Sr. Sec’d. Notes, 144A
7.375%	10/15/20		Ba2	1,000	1,047,500
Radiation Therapy Services, Inc., Gtd. Notes, 144A
9.875%	04/15/17		Caa1	435	433,912
Rain CII Carbon LLC/CII Carbon Corp., Sr. Sec’d. Notes, 144A
8.00%	12/01/18		B1	265	271,625
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes
6.875%	12/01/18		B1	350	354,375
Republic Services, Inc., Gtd. Notes
5.25%	11/15/21		Baa3	2,010	2,118,303
Reynolds American, Inc., Gtd. Notes
7.25%	06/15/37		Baa3	585	608,244
7.625%	06/01/16		Baa3	1,010	1,173,847
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes, 144A
9.00%	04/15/19		Caa1	330	341,963
Sr. Sec’d. Notes, 144A
7.125%	04/15/19	(a)	Ba3	420	427,350
7.75%	10/15/16		Ba3	250	264,375
Roadhouse Financing, Inc., Sr. Sec’d. Notes, 144A
10.75%	10/15/17		B2	1,000	1,080,000
Sabine Pass LNG LP, Sr. Sec’d. Notes
7.50%	11/30/16		B3	260	243,750
Sabra Health Care LP/Sabra Capital Corp., REIT, Gtd. Notes, 144A
8.125%	11/01/18		B2	825	851,812
SandRidge Energy, Inc., Gtd. Notes, PIK(a)
8.625%	04/01/15		B3	500	511,875
Severstal Columbus LLC, Sr. Sec’d. Notes, 144A
10.25%	02/15/18		B3	1,650	1,740,750
Sinclair Television Group, Inc., Sr. Notes, 144A
8.375%	10/15/18		B2	1,000	1,032,500
Smithfield Foods, Inc., Sr. Sec’d. Notes, 144A
10.00%	07/15/14		B1	250	288,125
Southern California Edison Co., First Mortgage
5.50%	03/15/40		A1	1,465	1,519,048
Southern Co., Sr. Unsec’d. Notes
2.375%	09/15/15		Baa1	2,685	2,643,101
Spectrum Brands Holdings, Inc., Sr. Sec’d. Notes, 144A
9.50%	06/15/18		B2	610	670,237
Sprint Nextel Corp., Sr. Unsec’d. Notes
8.375%	08/15/17		Ba3	1,840	1,973,400

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
United States (cont’d.)
Stallion Oilfield Holdings Ltd., Sr. Sec’d. Notes, 144A
10.50%	02/15/15	B3	$500	$525,000
Staples, Inc., Gtd. Notes
9.75%	01/15/14	Baa2	1,340	1,623,880
Stater Bros Holdings, Inc., Gtd. Notes, 144A
7.375%	11/15/18	B2	280	287,000
Target Corp., Sr. Unsec’d. Notes
6.50%	10/15/37	A2	2,465	2,874,345
Tenneco, Inc., Gtd. Notes, 144A
6.875%	12/15/20	B2	625	634,375
Time Warner Cable, Inc., Gtd. Notes
6.55%	05/01/37	Baa2	4,325	4,630,756
Time Warner, Inc., Gtd. Notes
4.875%	03/15/20	Baa2	2,070	2,155,810
6.10%	07/15/40	Baa2	2,605	2,733,390
TPC Group LLC, Sr. Sec’d. Notes, 144A
8.25%	10/01/17	B1	1,250	1,309,375
Travelport LLC/Travelport, Inc., Gtd. Notes(a)
9.00%	03/01/16	B3	420	406,875
Triumph Group, Inc., Gtd. Notes
8.625%	07/15/18	Ba3	500	546,250
Union Pacific Corp., Sr. Unsec’d. Notes(a)
6.125%	02/15/20	Baa2	1,525	1,740,251
United Rentals North America, Inc., Gtd. Notes
8.375%	09/15/20	Caa1	550	559,625
UnitedHealth Group, Inc., Sr. Unsec’d. Notes
6.50%	06/15/37	Baa1	1,770	1,954,369
Univision Communications, Inc.,(a) Sr. Sec’d. Notes, 144A
7.875%	11/01/20	B2	580	609,000
Sr. Unsec’d. Notes, 144A
8.50%	05/15/21	Caa2	650	658,125
US Bancorp, Sr. Unsec’d. Notes
4.20%	05/15/14	Aa3	575	614,224
US Bank NA, Sub. Notes
4.95%	10/30/14	Aa3	730	795,568
Valeant Pharmaceuticals International, Gtd. Notes, 144A
6.75%	10/01/17	B1	1,000	995,000
Valero Energy Corp., Sr. Unsec’d. Notes
4.50%	02/01/15	Baa2	515	535,624
6.125%	02/01/20	Baa2	2,390	2,538,338
Verso Paper Holdings LLC/Verso Paper, Inc., Gtd. Notes
11.375%	08/01/16	Caa1	90	90,225
Sec’d. Notes(a)
9.125%	08/01/14	B2	500	515,000
Vertellus Specialties, Inc., Sr. Sec’d. Notes, 144A
9.375%	10/01/15	B1	1,000	1,060,000
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes
3.625%	07/08/20	Aa2	5,100	4,963,233
Waste Management, Inc., Gtd. Notes
4.75%	06/30/20	Baa3	2,875	2,947,827
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes
6.125%	08/15/19	Baa3	1,415	1,566,885

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
United States (cont’d.)
Wells Fargo & Co., Sr. Unsec’d. Notes
3.75%	10/01/14	A1	$6,000	$6,263,310
Windstream Corp., Gtd. Notes
7.875%	11/01/17	Ba3	1,600	1,682,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., First Mortgage
7.75%	08/15/20	Ba3	500	541,250
XM Satellite Radio, Inc., Gtd. Notes, 144A
7.625%	11/01/18	B3	1,570	1,621,025
Yum! Brands, Inc., Sr. Unsec’d. Notes(a)
6.875%	11/15/37	Baa3	2,025	2,298,195

				412,699,236

TOTAL CORPORATE BONDS (cost $530,946,256)				536,675,847

FOREIGN GOVERNMENT BONDS — 0.5%
Brazilian Government International Bond, Sr. Unsec’d. Notes (Brazil)
5.625%	01/07/41	Baa3	1,460	1,449,050
Federal Republic of Brazil, Sr. Unsec’d. Notes (Brazil)
7.875%	03/07/15	Baa3	3,230	3,859,850
Finland Government International Bond, Notes, 144A (Finland)
1.25%	10/19/15	Aaa	2,610	2,515,085
Province of Ontario Canada, Sr. Unsec’d. Notes (Canada)
4.40%	04/14/20	Aa1	2,275	2,378,389
Province of Quebec Canada, Unsec’d. Notes (Canada)
3.50%	07/29/20	Aa2	1,515	1,466,614
United Mexican States, Sr. Unsec’d. Notes (Mexico)
6.05%	01/11/40	Baa1	1,820	1,860,950

TOTAL FOREIGN GOVERNMENT BONDS (cost $14,144,409)				13,529,938

U.S. TREASURY OBLIGATIONS — 4.1%
U.S. Treasury Bonds
3.875%	08/15/40		4,250	3,914,649
4.375%	05/15/40		2,425	2,436,737
U.S. Treasury Notes
0.375%	08/31/12-10/31/12		9,685	9,665,140
0.50%	11/30/12(a)		13,710	13,692,328
0.50%	10/15/13-11/15/13		12,800	12,655,580
0.75%	05/31/12		13,225	13,288,083
1.25%	10/31/15		26,395	25,545,398
1.375%	05/15/12		2,155	2,183,621
1.375%	11/30/15(a)		7,655	7,439,106
2.625%	08/15/20(a)		14,005	13,277,398
2.625%	11/15/20		1,220	1,150,803
5.00%	02/15/11		5,500	5,530,937

TOTAL U.S. TREASURY OBLIGATIONS (cost $112,358,707)				110,779,780

TOTAL LONG-TERM INVESTMENTS (cost $2,147,845,694)				2,305,173,603

SHORT-TERM INVESTMENT — 16.7%
	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $452,538,131;includes $125,261,366 of cash collateral for securities on loan)(b)(w)(Note 4)	452,538,131	$452,538,131

TOTAL INVESTMENTS(o) — 102.0% (cost $2,600,383,825)		2,757,711,734
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (2.0)%		(54,985,684)

NET ASSETS — 100.0%		$2,702,726,050

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Aandelen
FDIC	Federal Deposit Insurance Corp.
GSCI	Goldman Sachs Commodity Index
ISE	International Securities Exchange
MTN	Medium Term Note
NVDR	Non-voting Depositary Receipt
NYSE	New York Stock Exchange
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
UTS	Unit Trust Security
XAMS	Amsterdam Stock Exchange
XLON	London Stock Exchange
XTSE	Toronto Stock Exchange
AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
NZD	New Zealand Dollar
SGD	Singapore Dollar
TRY	Turkish New Lira

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $122,684,899; cash collateral of $125,261,366 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2010.

(d)	Standard & Poor’s rating.

(o)	As of December 31, 2010, four securities representing $0 and 0.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(x)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures, forward foreign currency exchange contracts, cross currency exchange contracts and credit default swap agreements as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)(1)
Long Positions:
140	2 Year U.S. Treasury Notes	Mar. 2011	$30,677,500	$30,646,875	$(30,625)
134	5 Year U.S. Treasury Notes	Mar. 2011	16,012,658	15,774,313	(238,345)
577	FTSE 100 Index	Mar. 2011	52,482,351	53,013,112	530,761
393	Hang Seng Index	Jan. 2011	57,070,244	58,195,631	1,125,387
1,105	NASDAQ 100 E-Mini	Mar. 2011	48,597,900	48,973,600	375,700
67	Russell 2000 Mini	Mar. 2011	5,115,450	5,241,410	125,960
1,924	S&P 500 E-Mini	Mar. 2011	117,967,989	120,538,600	2,570,611
349	S&P Mid 400 E-Mini	Mar. 2011	31,408,050	31,594,970	186,920
533	Topix Index	Mar. 2011	58,534,240	58,821,037	286,797

					4,933,166

Short Positions:
1,282	2 Year U.S. Treasury Notes	Mar. 2011	280,778,032	280,637,813	140,219
1,286	5 Year U.S. Treasury Notes	Mar. 2011	153,616,719	151,386,313	2,230,406
879	10 Year U.S. Treasury Notes	Mar. 2011	107,980,507	105,864,564	2,115,943
1,177	20 Year U.S. Treasury Bonds	Mar. 2011	147,253,187	143,741,125	3,512,062
1,472	Euro Stoxx 50	Mar. 2011	56,291,957	54,959,283	1,332,674

					9,331,304

					$14,264,470

(1)	Cash of $33,977,660 has been segregated with the custodian to cover requirements for open futures contracts at December 31, 2010.

Forward foreign currency exchange contracts outstanding at December 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 01/20/11	JPMorgan Chase	AUD	19,212	$18,483,136	$19,596,563	$1,113,427
British Pound, Expiring 03/10/11	Royal Bank of Scotland	GBP	64,944	102,409,810	101,199,153	(1,210,657)
Singapore Dollar, Expiring 01/20/11	Barclays Capital Group	SGD	27,609	21,084,640	21,514,337	429,697
Expiring 01/20/11	Credit Suisse First Boston Corp.	SGD	10,118	7,734,338	7,884,065	149,727
Expiring 01/20/11	JPMorgan Chase	SGD	27,609	21,076,753	21,514,337	437,584
Expiring 01/20/11	Standard Chartered PLC	SGD	31,645	24,160,728	24,658,575	497,847
South Korean Won, Expiring 01/18/11	JPMorgan Chase	KRW	59,850,000	53,509,164	52,678,831	(830,333)
Expiring 01/18/11	JPMorgan Chase	KRW	6,521,460	5,600,223	5,740,065	139,842
Expiring 01/18/11	State Street Bank	KRW	17,800,000	15,964,126	15,667,221	(296,905)
Turkish New Lira, Expiring 03/10/11	State Street Bank	TRY	75,000	49,527,835	48,163,949	(1,363,886)

				$319,550,753	$318,617,096	$(933,657)

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Australian Dollar, Expiring 01/20/11	State Street Bank	AUD	19,212	$18,793,179	$19,596,563	$(803,384)
Euro, Expiring 03/03/11	Deutsche Bank	EUR	20,000	26,389,002	26,720,764	(331,762)
Expiring 03/03/11	State Street Bank	EUR	37,714	49,012,386	50,387,641	(1,375,255)
Expiring 03/03/11	State Street Bank	EUR	18,892	25,001,890	25,240,651	(238,761)
Japanese Yen, Expiring 03/10/11	State Street Bank	JPY	3,190,100	38,164,569	39,320,475	(1,155,906)

				$157,361,026	$161,266,094	$(3,905,068)

Cross currency exchange contracts outstanding at December 31, 2010:

Settlement	Type	Counterparty	Notional (000)		In Exchange For (000)		Unrealized Appreciation
2/17/11	Sell	JPMorgan Chase	NZD	53,550	AUD	42,270	$1,402,839
2/17/11	Sell	State Street Bank	AUD	40,797	NZD	53,550	94,751
2/10/11	Sell	USB Securities	EUR	53,102	CHF	71,000	5,023,265
2/10/11	Sell	USB Securities	EUR	26,348	CHF	35,000	2,247,837

							$8,768,692

Credit default agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount# (000)(2)	Fixed Rate	Reference Entity/ Obligation	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit default swaps on credit indices – Sell Protection (1)
JPMorgan Chase Bank	06/20/15	$18,000	5.00%	Dow Jones
				CDX HY S14 5Y Index	$833,378	$(435,938)	$1,269,316

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$32,987,424	$—	$—
Austria	1,784,897	—	—
Bahamas	3,311,665	—	—
Belgium	11,484,572	—	—
Bermuda	28,048,713	—	—
Brazil	10,392,477	—	—
Canada	54,940,694	—	—
Cayman Islands	4,304,300	—	—
Chile	606,208	—	—
China	5,920,828	—	—
Czech Republic	2,123,733	—	—
Denmark	3,542,575	—	—
Finland	9,257,631	—	—
France	24,884,409	—	—
Gabon	486,498	—	—
Germany	14,412,788	—	—
Greece	2,894,696	—	—
Guernsey	6,960,508	—	—
Hong Kong	13,994,184	—	—
Hungary	218,886	—	—
India	213,024	—	—
Indonesia	13,538,711	—	—
Ireland	6,590,586	—	—
Israel	10,068,014	—	—
Italy	5,613,677	—	—
Japan	79,548,418	—	—
Luxembourg	43,423	—	—
Malaysia	5,368,231	—	—
Marshall Island	96,322	—	—
Mexico	6,730,132	—	—
Netherlands	11,403,203	—	—
New Zealand	82,092	—	—
Norway	3,820,705	—	—
Philippines	5,615,168	—	—
Poland	5,347,944	—	—
Portugal	1,303,229	—	—
Russia	1,143,676	—	—
Singapore	22,818,706	—	—
South Africa	8,487,229	—	—
South Korea	15,757,913	—	—
Spain	11,737,159	—	—
Sweden	11,666,247	—	—
Switzerland	35,394,609	—	—
Taiwan	22,456,465	—	—
Thailand	11,135,159	—	—
Turkey	8,317,527	—	—
United Kingdom	71,417,738	—	—
United States	500,293,103	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Warrants:
Hong Kong	$10,614	$—	$—
Italy	213	—	—
Corporate Bonds:
Australia	—	11,903,139	—
Austria	—	2,612,680	—
Belgium	—	1,330,741	—
Bermuda	—	2,932,168	—
Canada	—	28,516,834	—
Cayman Islands	—	5,254,272	—
Denmark	—	1,644,127	—
France	—	4,352,845	—
Germany	—	2,820,295	—
Ireland	—	1,772,284	—
Japan	—	4,056,410	—
Liberia	—	617,500	—
Luxembourg	—	6,977,964	—
Mexico	—	1,002,500	—
Netherlands	—	8,990,735	—
Spain	—	601,250	—
Supra National Bank	—	10,130,816	—
Sweden	—	1,605,112	—
Switzerland	—	1,426,151	—
United Kingdom	—	25,428,788	—
United States	—	412,699,236	—
Mutual Funds	442,175,708	—
U.S. Treasury Obligations	—	110,779,780	—
Exchange Traded Funds	93,435,407	—	—
Foreign Government Bonds	—	13,529,938	—
Affiliated Money Market Mutual Fund	452,538,131	—	—
Other Financial Instruments*
Futures	14,264,470	—	—
Forward Foreign Currency Contracts	—	3,929,967	—
Credit Default Swaps	—	1,269,316	—

Total	$2,110,990,639	$666,184,848	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (4.6% represents investments purchased with collateral from securities on loan)	16.7%
Mutual Funds	16.4
Financial – Bank & Trust	8.6
Telecommunications	4.6
Oil, Gas & Consumable Fuels	4.1
U.S. Treasury Obligations	4.1
Insurance	3.6
Exchange Traded Funds	3.5
Metals & Mining	3.5
Retail	2.8
Pharmaceuticals	2.8
Electric	2.4
Chemicals	2.1
Media	2.0
Foods	1.8
Diversified Financial Services	1.8
Computers	1.4
Semiconductors	1.3
Healthcare Products	1.1
Commercial Services	1.0
Healthcare Services	1.0
Beverages	0.9
Aerospace & Defense	0.9
Pipelines	0.8
Construction & Engineering	0.7
Electronic Components & Equipment	0.7
Real Estate Investment Trusts	0.6
Transportation	0.6
Clothing & Apparel	0.6
Entertainment & Leisure	0.6

Software	0.5%
Foreign Government Bonds	0.5
Manufacturing	0.5
Machinery & Equipment	0.5
Paper & Forest Products	0.5
Real Estate	0.5
Internet	0.4
Tobacco	0.4
Containers & Packaging	0.4
Household Products/Wares	0.4
Distribution/Wholesale	0.4
Agriculture	0.3
Holding Companies	0.3
Environmental Control	0.3
Cosmetics/Personal Care	0.3
Toys	0.3
Lodging	0.3
Auto Parts & Equipment	0.2
Investment Companies	0.2
Biotechnology	0.2
Home Builders	0.2
Automobile Manufacturers	0.2
Shipbuilding	0.2
Environmental Services	0.2
Office Equipment & Supplies	0.2
Advertising	0.1
Hand/Machine Tools	0.1
Thrifts & Mortgage Finance	0.1
Storage	0.1
Electronic Equipment & Instruments	0.1
Real Estate Management & Development	0.1

102.0

Liabilities in excess of other assets	(2.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below. Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$7,998,630	*	Due to broker-variation margin	$268,970	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	11,536,816		Unrealized depreciation on foreign currency forward contracts	7,606,849
Credit contracts	Unrealized appreciation on swap agreements	1,269,316		Premiums received for swap agreements	435,938
Equity contracts	Unaffiliated investments	10,827		—	—
Equity contracts	Due to broker-variation margin	6,534,810	*	—	—

Total		$27,350,399			$8,311,757

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(19,103,054)	$ —	$—	$(19,103,054)
Foreign exchange contracts	—	—	—	23,105,984	23,105,984
Credit contracts	—	—	1,759,512	—	1,759,512
Equity contracts	50	(13,545,869)	—	—	(13,545,819)

Total	$50	$(32,648,923)	$1,759,512	$23,105,984	$(7,783,377)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$3,687,034	$ —	$—	$3,687,034
Foreign exchange contracts	—	—	—	184,720	184,720
Credit contracts	—	—	1,269,316	—	1,269,316
Equity contracts	6,058	6,477,085	—	—	6,483,143

Total	$6,058	$10,164,119	$1,269,316	$184,720	$11,624,213

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts – Long Positions(1)	Futures Contracts — Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Credit Default Swap Agreements – Sell Protection(4)
$301,087,474	$467,083,859	$255,820,724	$197,980,589	$11,200,000

(1)	Value at Trade Date.
(2)	Value at Settlement Date Payable.
(3)	Value at Settlement Date Receivable.
(4)	Notional amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $122,684,899:
Unaffiliated investments (cost $2,147,845,694)	$2,305,173,603
Affiliated investments (cost $452,538,131)	452,538,131
Cash	15,438,404
Foreign currency, at value (cost $6,460,319)	6,600,663
Deposit with broker	33,977,660
Unrealized appreciation on foreign currency forward contracts	11,536,816
Dividends and interest receivable	10,093,114
Receivable for fund share sold	6,523,026
Receivable for investments sold	5,137,804
Unrealized appreciation on swap agreements	1,269,316
Tax reclaim receivable	320,002
Prepaid expenses	14,876

Total Assets	2,848,623,415

LIABILITIES:
Payable to broker for collateral for securities on loan	125,261,366
Unrealized depreciation on foreign currency forward contracts	7,606,849
Payable for investments purchased	7,503,071
Due to broker-variation margin	3,327,783
Advisory fees payable	1,139,454
Premiums received for swap agreements	435,938
Foreign capital gains tax liability accrued	318,295
Accrued expenses and other liabilities	292,499
Shareholder servicing fees payable	11,512
Affiliated transfer agent fee payable	542
Payable for fund share repurchased	56

Total Liabilities	145,897,365

NET ASSETS	$2,702,726,050

Net assets were comprised of:
Paid-in capital	$2,454,038,292
Retained earnings	248,687,758

Net assets, December 31, 2010	$2,702,726,050

Net asset value and redemption price per share, $2,702,726,050 / 200,236,598 outstanding shares of beneficial interest	$13.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,478,110 foreign withholding tax)	$36,383,635
Unaffiliated interest income	18,214,285
Affiliated dividend income	13,445,827
Affiliated income from securities lending, net	335,838

68,379,585

EXPENSES
Advisory fees	19,629,558
Shareholder servicing fees and expenses	1,784,505
Custodian and accounting fees	694,000
Audit fee	36,000
Trustees’ fees	22,000
Insurance expenses	11,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Shareholders’ reports	9,000
Commitment fee on syndicated credit agreement	9,000
Miscellaneous	90,113

Total expenses	22,304,176
Less: shareholder servicing fee waiver	(310,352)

Net expenses	21,993,824

NET INVESTMENT INCOME	46,385,761

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes of $(36,919))	73,174,178
Futures transactions	(32,648,923)
Swap agreement transactions	1,759,512
Foreign currency transactions	24,049,334

66,334,101

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes of $(236,032))	104,518,129
Futures	10,164,119
Swap agreements	1,269,316
Foreign currencies	352,111

116,303,675

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	182,637,776

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$229,023,537

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$46,385,761	$11,652,240
Net realized gain (loss) on investments and foreign currency transactions	66,334,101	(2,223,663)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	116,303,675	91,194,619

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	229,023,537	100,623,196

DISTRIBUTIONS	(11,687,246)	(4,540,663)

FUND SHARE TRANSACTIONS:
Fund share sold [139,162,288 and 74,922,799 shares, respectively]	1,734,006,782	845,369,695
Fund share issued in reinvestment of distributions [991,285 and 421,212 shares, respectively]	11,687,246	4,540,663
Fund share repurchased [28,039,839 and 3,698,521 shares, respectively]	(332,404,733)	(33,507,733)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,413,289,295	816,402,625

TOTAL INCREASE IN NET ASSETS	1,630,625,586	912,485,158
NET ASSETS:
Beginning of year	1,072,100,464	159,615,306

End of year	$2,702,726,050	$1,072,100,464

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 101.0%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 1.2%
Triumph Group, Inc.(a)	83,827	$7,494,972

Air Freight & Logistics — 1.0%
Atlas Air Worldwide Holdings, Inc.* .	110,045	6,143,812

Airlines — 1.0%
JetBlue Airways Corp.*(a)	928,005	6,134,113

Auto Parts & Equipment — 5.3%
American Axle & Manufacturing Holdings, Inc.*(a)	759,880	9,772,057
ArvinMeritor, Inc.*(a)	504,960	10,361,779
WABCO Holdings, Inc.*(a)	230,275	14,030,656

		34,164,492

Biotechnology — 0.6%
Seattle Genetics, Inc.*(a)	269,467	4,028,532

Building Materials — 1.3%
Texas Industries, Inc.(a)	181,540	8,310,901

Business Services — 1.0%
FTI Consulting, Inc.*(a)	177,092	6,601,990

Chemicals — 2.9%
Huntsman Corp.	731,275	11,415,203
Intrepid Potash, Inc.*(a)	197,877	7,378,833

		18,794,036

Clothing & Apparel — 0.9%
Steven Madden Ltd.*	140,015	5,841,426

Commercial Banks — 0.4%
UMB Financial Corp.	55,750	2,309,165

Commercial Services — 6.6%
GEO Group, Inc. (The)*	477,415	11,773,054
Monster Worldwide, Inc.*	188,885	4,463,353
Sotheby’s	196,165	8,827,425
SuccessFactors, Inc.*(a)	242,639	7,026,825
Waste Connections, Inc.	355,437	9,785,181

		41,875,838

Computer Services & Software — 7.8%
ANSYS, Inc.*(a)	203,586	10,600,723
Fortinet, Inc.*	198,618	6,425,292
Informatica Corp.*(a)	277,085	12,200,053
Radiant Systems, Inc.*	386,542	7,564,627
Riverbed Technology, Inc.*(a)	375,350	13,201,059

		49,991,754

Diversified Financial Services — 1.1%
Duff & Phelps Corp. (Class A Stock)	242,016	4,080,390
optionsXpress Holdings, Inc.(a)	200,890	3,147,946

		7,228,336

Electronic Components & Equipment — 8.0%
Coherent, Inc.*	199,747	9,016,580
DTS, Inc.*(a)	261,332	12,818,335
Gentex Corp.	234,720	6,938,323
GrafTech International Ltd.*	668,080	13,254,707

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Components & Equipment (cont’d.)
Universal Electronics, Inc.*	322,584	$9,151,708

		51,179,653

Entertainment & Leisure — 4.6%
Bally Technologies, Inc.*(a)	260,191	10,977,458
Pinnacle Entertainment, Inc.*	490,447	6,876,067
Shuffle Master, Inc.*	994,004	11,381,346

		29,234,871

Financial Services — 1.7%
Cash America International, Inc.(a) .	291,975	10,782,637

Food — 1.1%
Fresh Market, Inc. (The)*	177,397	7,308,756

Healthcare Products — 4.7%
ArthroCare Corp.*	158,695	4,929,067
Bruker Corp.*	423,232	7,025,651
Sirona Dental Systems, Inc.*	198,579	8,296,630
Thoratec Corp.*(a)	341,137	9,661,000

		29,912,348

Healthcare Services — 2.9%
Allscripts Healthcare Solutions, Inc.*	417,974	8,054,359
Centene Corp.*	237,699	6,023,293
Genoptix, Inc.*(a)	233,525	4,441,645

		18,519,297

Insurance — 0.6%
MGIC Investment Corp.*(a)	352,873	3,595,776

Internet Services — 2.0%
TIBCO Software, Inc.*(a)	656,233	12,934,352

Lodging — 0.6%
Orient-Express Hotels Ltd.
(Class A Stock) (Bermuda)*	312,585	4,060,479

Machinery & Equipment — 1.4%
Regal-Beloit Corp.	134,232	8,961,328

Medical Supplies & Equipment — 3.3%
American Medical Systems
Holdings, Inc.*(a)	458,838	8,653,685
Quality Systems, Inc.(a)	137,950	9,631,669
Vital Images, Inc.*	188,895	2,640,752

		20,926,106

Metals & Mining — 3.3%
Cloud Peak Energy, Inc.*	307,469	7,142,505
Northwest Pipe Co.*	179,209	4,306,392
RTI International Metals, Inc.*(a)	172,349	4,649,976
Titanium Metals Corp.*	297,240	5,106,583

		21,205,456

Oil & Gas — 6.5%
Lufkin Industries, Inc.	321,404	20,052,395
Oasis Petroleum, Inc.*(a)	323,563	8,775,029
OYO Geospace Corp.*(a)	127,673	12,653,671

		41,481,095

SEE NOTES TO FINANCIAL STATEMENTS.

A339

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals — 5.4%
BioMarin Pharmaceutical, Inc.*(a)	247,720	$6,671,100
Catalyst Health Solutions, Inc.*	110,916	5,156,485
Herbalife Ltd. (Cayman Islands)	94,210	6,441,138
ICON PLC, ADR (Ireland)*	269,118	5,893,684
Regeneron Pharmaceuticals, Inc.*(a)	153,417	5,036,680
Salix Pharmaceuticals Ltd.*(a)	116,515	5,471,544

		34,670,631

Real Estate Investment Trusts — 1.2%
Dupont Fabros Technology, Inc.	128,920	2,742,128
Redwood Trust, Inc.	320,147	4,779,795

		7,521,923

Retail & Merchandising — 8.9%
BJ’s Restaurants, Inc.*(a)	326,635	11,572,678
Buffalo Wild Wings, Inc.*(a)	80,345	3,523,129
Chico’s FAS, Inc.	680,768	8,189,639
Genesco, Inc.*	499,039	18,708,972
Vitamin Shoppe, Inc.*	449,425	15,118,657

		57,113,075

Semiconductors — 7.0%
Netlogic Microsystems, Inc.*(a)	222,095	6,976,004
Rovi Corp.*(a)	282,305	17,505,733
Teradyne, Inc.*(a)	457,790	6,427,372
Varian Semiconductor Equipment Associates, Inc.*	182,210	6,736,304
Veeco Instruments, Inc.*(a)	165,485	7,109,235

		44,754,648

Software — 3.6%
Compuware Corp.*	775,520	9,050,318
MedAssets, Inc.*(a)	316,755	6,395,284
Progress Software Corp.*	176,223	7,457,757

		22,903,359

COMMON STOCKS (continued)	Shares	Value (Note 2)

Telecommunications — 2.1%
EMS Technologies, Inc.*	349,010	$6,903,418
NICE Systems Ltd., ADR (Israel)*	192,953	6,734,060

		13,637,478

Transportation — 1.0%
Landstar System, Inc.	158,830	6,502,500

TOTAL LONG-TERM INVESTMENTS (cost $471,062,128)		646,125,135

SHORT-TERM INVESTMENT — 22.9%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $146,380,737; includes $135,541,032 of cash collateral for securities on loan)(b)(w)(Note 4)	146,380,737	146,380,737

TOTAL INVESTMENTS — 123.9% (cost $617,442,865)		792,505,872

LIABILITIES IN EXCESS OF OTHER ASSETS — (23.9)%		(152,666,342)

NET ASSETS — 100.0%		$639,839,530

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $130,500,845; cash collateral of $135,541,032 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 –Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$646,125,135	$—	$—
Affiliated Money Market Mutual Fund	146,380,737	—	—

Total	$792,505,872	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A340

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (21.2% represents investments purchased with collateral from securities on loan)	22.9%
Retail & Merchandising	8.9
Electronic Components & Equipment	8.0
Computer Services & Software	7.8
Semiconductors	7.0
Commercial Services	6.6
Oil & Gas	6.5
Pharmaceuticals	5.4
Auto Parts & Equipment	5.3
Healthcare Products	4.7
Entertainment & Leisure	4.6
Software	3.6
Metals & Mining	3.3
Medical Supplies & Equipment	3.3
Chemicals	2.9
Healthcare Services	2.9
Telecommunications	2.1
Internet Services	2.0
Financial Services	1.7
Machinery & Equipment	1.4
Building Materials	1.3
Real Estate Investment Trusts	1.2
Aerospace & Defense	1.2
Food	1.1
Diversified Financial Services	1.1
Business Services	1.0
Transportation	1.0
Air Freight & Logistics	1.0
Airlines	1.0
Clothing & Apparel	0.9
Lodging	0.6
Biotechnology	0.6
Insurance	0.6
Commercial Banks	0.4

123.9
Liabilities in excess of other assets	(23.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A341

AST SMALL-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $130,500,845:
Unaffiliated investments (cost $471,062,128)	$646,125,135
Affiliated investments (cost $146,380,737)	146,380,737
Receivable for investments sold	1,492,827
Receivable for fund share sold	1,344,358
Dividends receivable	212,277
Prepaid expenses	4,523

Total Assets	795,559,857

LIABILITIES:
Payable to broker for collateral for securities on loan	135,541,032
Payable to custodian	10,839,332
Loan payable	6,299,000
Payable for investments purchased	2,724,888
Advisory fees payable	245,725
Accrued expenses and other liabilities	60,639
Shareholder servicing fees payable	4,223
Payable for fund share repurchased	3,561
Deferred trustees’ fees	1,385
Affiliated transfer agent fee payable	542

Total Liabilities	155,720,327

NET ASSETS	$639,839,530
Net assets were comprised of:
Paid-in capital	$604,986,028
Retained earnings	34,853,502

Net assets, December 31, 2010	$639,839,530

Net asset value and redemption price per share, $639,839,530 / 31,361,268 outstanding shares of beneficial interest	$20.40

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $8,054 foreign withholding tax)	$2,200,026
Affiliated income from securities lending, net	1,178,126
Affiliated dividend income	21,839

3,399,991

EXPENSES
Advisory fees	4,034,853
Shareholder servicing fees and expenses	448,317
Custodian and accounting fees	94,000
Audit fee	19,000
Trustees’ fees	13,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Legal fees and expenses	7,000
Insurance expenses	5,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense (Note 7)	2,581
Miscellaneous	8,394

Total expenses	4,655,145

NET INVESTMENT LOSS	(1,255,154)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	45,918,599
Net change in unrealized appreciation (depreciation) on investments	107,415,434

NET GAIN ON INVESTMENTS	153,334,033

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$152,078,879

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(1,255,154)	$969,037
Net realized gain (loss) on investment transactions	45,918,599	(14,809,602)
Net change in unrealized appreciation (depreciation) on investments	107,415,434	96,020,754

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	152,078,879	82,180,189

DISTRIBUTIONS	(966,525)	(126,476)

FUND SHARE TRANSACTIONS:
Fund share sold [17,321,180 and 11,897,290 shares, respectively]	291,280,517	148,684,463
Fund share issued in reinvestment of distributions [60,711 and 10,418 shares, respectively]	966,525	126,476
Fund share repurchased [10,183,038 and 7,323,060 shares, respectively]	(165,610,275)	(88,135,954)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	126,636,767	60,674,985

TOTAL INCREASE IN NET ASSETS	277,749,121	142,728,698
NET ASSETS:
Beginning of year	362,090,409	219,361,711

End of year	$639,839,530	$362,090,409

SEE NOTES TO FINANCIAL STATEMENTS.

A342

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS — 96.6%	Shares	Value (Note 2)

Aerospace — 1.1%
BE Aerospace, Inc.*	54,458	$2,016,580
Curtiss-Wright Corp. (Class B Stock)	27,000	896,400
Esterline Technologies Corp.*	24,600	1,687,314
Moog, Inc. (Class A Stock)*	7,850	312,430
Triumph Group, Inc.	77,878	6,963,072

		11,875,796

Aerospace & Defense — 0.5%
Ducommun, Inc.	21,700	472,626
LMI Aerospace, Inc.*	18,800	300,612
Spirit Aerosystems Holdings, Inc. (Class A Stock)*(a)	81,860	1,703,507
Teledyne Technologies, Inc.*	72,953	3,207,743

		5,684,488

Agriculture — 0.2%
Andersons, Inc. (The)	47,500	1,726,625
MGP Ingredients, Inc.	5,600	61,824

		1,788,449

Airlines — 0.7%
AirTran Holdings, Inc.*	31,200	230,568
Alaska Air Group, Inc.*	26,400	1,496,616
JetBlue Airways Corp.*(a)	129,000	852,690
Pinnacle Airlines Corp.*	18,230	144,017
Republic Airways Holdings, Inc.*	285,100	2,086,932
United Continental Holdings, Inc.*(a)	13,400	319,188
US Airways Group, Inc.*(a)	210,400	2,106,104

		7,236,115

Apparel & Textile — 0.2%
Maidenform Brands, Inc.*	74,500	1,770,865

Automobile Manufacturers
Rush Enterprises, Inc. (Class A Stock)*	14,000	286,160

Automotive Components — 0.8%
Cooper Tire & Rubber Co.	220,984	5,210,803
Superior Industries International, Inc.	143,150	3,037,643

		8,248,446

Automotive Parts — 0.2%
Sonic Automotive, Inc. (Class A Stock)(a)	140,700	1,862,868

Biotechnology — 0.5%
Celera Corp.*	14,000	88,200
Emergent Biosolutions, Inc.*	22,900	537,234
Lexicon Pharmaceuticals, Inc.*	397,900	572,976
Martek Biosciences Corp.*(a)	102,000	3,192,600
Tengion, Inc.*	45,500	115,570
United Therapeutics Corp.*	7,600	480,472

		4,987,052

Broadcasting — 0.4%
Belo Corp. (Class A Stock)*	211,019	1,494,014
Crown Media Holdings, Inc. (Class A Stock)*(a)	20,800	54,496

COMMON STOCKS (continued)	Shares	Value (Note 2)

Broadcasting (cont’d.)
Journal Communications, Inc. (Class A Stock)*	133,800	$675,690
LodgeNet Interactive Corp.*(a)	295,600	1,256,300
Sinclair Broadcast Group, Inc. (Class A Stock)	63,800	521,884

		4,002,384

Building Materials — 0.1%
ABM Industries, Inc.	15,100	397,130
Trex Co., Inc.*(a)	6,400	153,344

		550,474

Building Products — 0.5%
Gibraltar Industries, Inc.*(a)	248,285	3,369,228
Simpson Manufacturing Co., Inc.	53,053	1,639,868

		5,009,096

Business Services — 0.2%
GP Strategies Corp.*	32,300	330,752
School Specialty, Inc.*	126,513	1,762,326

		2,093,078

Capital Markets — 2.2%
Affiliated Managers Group, Inc.*	32,090	3,183,970
Artio Global Investors, Inc.	374,160	5,518,860
Cohen & Steers, Inc.(a)	23,281	607,634
Duff & Phelps Corp. (Class A Stock)	112,990	1,905,011
HFF, Inc. (Class A Stock)*	369,860	3,572,848
Raymond James Financial, Inc.	68,520	2,240,604
Stifel Financial Corp.*(a)	70,382	4,366,499
Teton Advisors, Inc. (Class A Stock)	297	3,044
Waddell & Reed Financial, Inc. (Class A Stock)	49,410	1,743,679

		23,142,149

Chemicals — 2.8%
Aceto Corp.	51,100	459,900
Compass Minerals International, Inc.	7,600	678,452
Cytec Industries, Inc.	38,351	2,034,904
Ferro Corp.*	177,810	2,603,139
Fuller (H.B.) Co.	58,600	1,202,472
Huntsman Corp.	111,798	1,745,167
Innophos Holdings, Inc.(a)	77,777	2,806,194
Koppers Holdings, Inc.	102,440	3,665,303
Kraton Performance Polymers, Inc.*	47,500	1,470,125
Minerals Technologies, Inc.	10,500	686,805
Olin Corp.	16,300	334,476
OM Group, Inc.*	89,589	3,450,072
PolyOne Corp.*	199,740	2,494,753
Rockwood Holdings, Inc.*	27,600	1,079,712
Schulman, (A.), Inc.	97,300	2,227,197
Solutia, Inc.*	69,200	1,597,136
Spartech Corp.*	64,000	599,040

		29,134,847

Clothing & Apparel — 0.3%
Brown Shoe Co., Inc.	34,325	478,147
Carter’s, Inc.*(a)	23,500	693,485

SEE NOTES TO FINANCIAL STATEMENTS.

A343

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Clothing & Apparel (cont’d.)
Iconix Brand Group, Inc.*	72,700	$1,403,837
Warnaco Group, Inc. (The)*	18,800	1,035,316

		3,610,785

Commercial Banks — 5.1%
American National Bankshares, Inc.	2,100	49,455
Bancorp, Inc. (The)*	343,223	3,490,578
Citizens & Northern Corp.(a)	21,500	319,490
CNB Financial Corp.	5,800	85,898
Cullen/Frost Bankers, Inc.	31,052	1,897,898
Enterprise Financial Services Corp.	17,500	183,050
First Bancorp, Inc.	3,000	47,370
First Busey Corp.(a)	68,200	320,540
First Financial Corp.	14,000	491,960
First Interstate Bancsystem, Inc.	6,100	92,964
First Republic Bank*	18,000	524,160
First Security Group, Inc.*	316,969	288,442
FirstMerit Corp.	307,407	6,083,584
German American Bancorp, Inc.(a)	7,000	128,905
IBERIABANK Corp.	144,222	8,527,847
Merchants Bancshares, Inc.	12,300	338,988
MidWestOne Financial Group, Inc.	2,300	34,753
Orrstown Financial Services, Inc.	16,300	446,783
S.Y. Bancorp, Inc.	13,400	328,970
Signature Bank*(a)	189,171	9,458,550
StellarOne Corp.	31,100	452,194
SVB Financial Group*(a)	128,360	6,809,498
Synovus Financial Corp.(a)	998,362	2,635,676
TCF Financial Corp.(a)	120,601	1,786,101
Tompkins Financial Corp.	42,047	1,646,560
Umpqua Holdings Corp.	256,050	3,118,689
Wintrust Financial Corp.(a)	115,400	3,811,662

		53,400,565

Commercial Services & Supplies — 2.5%
Deluxe Corp.	148,300	3,413,866
Diebold, Inc.	57,365	1,838,548
EnergySolutions, Inc.	280,310	1,561,327
Fleetcor Technologies, Inc.*	18,800	581,296
HealthSpring, Inc.*	63,900	1,695,267
Mac-Gray Corp.	20,200	301,990
PHH Corp.*(a)	218,000	5,046,700
State Bancorp, Inc.	16,300	150,775
Team, Inc.*	24,700	597,740
TeleTech Holdings, Inc.*	13,000	267,670
TNS, Inc.*	110,029	2,288,603
Towers Watson & Co. (Class A Stock)	62,543	3,255,989
United Rentals, Inc.*	67,200	1,528,800
United Stationers, Inc.*	56,440	3,601,436

		26,130,007

Communications Equipment — 1.0%
Bel Fuse, Inc. (Class B Stock)	37,330	892,187
Black Box Corp.	73,590	2,817,761
Digi International, Inc.*	203,500	2,258,850
Plantronics, Inc.	135,560	5,045,543

		11,014,341

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computer Hardware — 0.1%
Imation Corp.*	43,500	$448,485
Insight Enterprises, Inc.*	34,600	455,336
Mercury Computer Systems, Inc.*	31,100	571,618

		1,475,439

Computer Services & Software — 1.6%
Aspen Technology, Inc.*	49,300	626,110
Brocade Communications Systems, Inc.*	459,333	2,429,871
CACI International, Inc. (Class A Stock)*	45,822	2,446,895
CIBER, Inc.*	118,000	552,240
DynaVox, Inc. (Class A Stock)*	24,800	127,224
Gartner, Inc.*	15,700	521,240
JDA Software Group, Inc.*	152,039	4,257,092
Mantech International Corp. (Class A Stock)*	7,600	314,108
NetScout Systems, Inc.*	17,400	400,374
Parametric Technology Corp.*	112,481	2,534,197
Progress Software Corp.*	800	33,856
Quest Software, Inc.*	20,000	554,800
Radisys Corp.*	12,800	113,920
RealD, Inc.*	1,500	38,880
SRA International, Inc. (Class A Stock)*	39,300	803,685
SYNNEX Corp.*	37,800	1,179,360
TIBCO Software, Inc.*(a)	16,700	329,157

		17,263,009

Computers & Peripherals — 0.1%
Rimage Corp.*	60,310	899,222
Unisys Corp.*	18,200	471,198

		1,370,420

Computer Networking — 0.2%
Xyratex Ltd. (Bermuda)*	155,173	2,530,872

Conglomerates — 0.3%
Teleflex, Inc.	62,939	3,386,748

Construction — 0.1%
Brookfield Homes Corp.*	12,800	120,320
Standard Pacific Corp.*(a)	124,500	572,700

		693,020

Construction and Engineering — 1.0%
EMCOR Group, Inc.*	232,707	6,743,849
Granite Construction, Inc.	20,010	548,874
Tutor Perini Corp.	167,306	3,582,022

		10,874,745

Consumer Products & Services — 1.0%
Buckeye Technologies, Inc.	138,900	2,918,289
Central Garden & Pet Co.*	106,849	1,051,394
G & K Services, Inc. (Class A Stock)	80,093	2,475,675
JAKKS Pacific, Inc.*(a)	88,900	1,619,758
Jarden Corp.	8,551	263,969
Regis Corp.(a)	61,822	1,026,245
Spectrum Brands Holdings, Inc.*	48,900	1,524,213

		10,879,543

SEE NOTES TO FINANCIAL STATEMENTS.

A344

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Containers & Packaging — 0.6%
AptarGroup, Inc.	52,097	$2,478,254
Packaging Corp. of America	70,139	1,812,392
Silgan Holdings, Inc.	49,200	1,761,852

		6,052,498

Distribution/Wholesale — 0.1%
Brightpoint, Inc.*	25,900	226,107
Core-Mark Holding Co., Inc.*	25,200	896,868

		1,122,975

Diversified Consumer Services — 0.4%
Sotheby’s	18,620	837,900
Steiner Leisure Ltd. (Bahamas)*	74,802	3,493,253

		4,331,153

Diversified Financial Services — 0.2%
BGC Partners, Inc. (Class A Stock)	204,000	1,695,240
Marlin Business Services Corp.*	9,300	117,645
Netspend Holdings, Inc.*(a)	25,800	330,756
Oppenheimer Holdings, Inc. (Class A Stock)	9,300	243,753

		2,387,394

Diversified Operations
Standex International Corp.	13,400	400,794

Electric Utilities — 1.8%
Cleco Corp.	95,160	2,927,122
MGE Energy, Inc.	72,510	3,100,528
Portland General Electric Co.	348,387	7,559,998
UniSource Energy Corp.	142,690	5,114,009

		18,701,657

Electrical Equipment — 1.0%
GrafTech International Ltd.*	225,060	4,465,190
Regal-Beloit Corp.	83,380	5,566,449

		10,031,639

Electronic Components & Equipment — 2.6%
Arris Group, Inc.*	93,739	1,051,752
AVX Corp.	80,980	1,249,521
Belden, Inc.	89,441	3,293,218
Benchmark Electronics, Inc.*	26,450	480,332
Checkpoint Systems, Inc.*	24,100	495,255
Coherent, Inc.*	68,380	3,086,673
Daktronics, Inc.	36,900	587,448
DDi Corp.	5,200	61,152
EnerSys*	82,100	2,637,052
FEI Co.*	27,600	728,916
Inphi Corp.*(a)	26,400	530,376
Littelfuse, Inc.	46,233	2,175,725
Park Electrochemical Corp.	116,130	3,483,900
Synopsys, Inc.*	89,325	2,403,736
TTM Technologies, Inc.*	88,000	1,312,080
VAALCO Energy, Inc.*	67,500	483,300
Zebra Technologies Corp. (Class A Stock)*	75,782	2,878,958

		26,939,394

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronics — 0.2%
Greatbatch, Inc.*	85,000	$2,052,750
Spectrum Control, Inc.*	24,700	370,253

		2,423,003

Energy Equipment & Services — 1.4%
Gulf Island Fabrication, Inc.	64,890	1,828,600
ION Geophysical Corp.*(a)	334,040	2,832,659
Matrix Service Co.*	319,440	3,890,779
Natural Gas Services Group, Inc.*	114,080	2,157,253
TETRA Technologies, Inc.*	188,100	2,232,747
Tidewater, Inc.	28,710	1,545,747

		14,487,785

Entertainment & Leisure — 0.4%
International Speedway Corp. (Class A Stock)	47,238	1,236,218
Isle of Capri Casinos, Inc.*(a)	156,000	1,594,320
Scientific Games Corp. (Class A Stock)*	128,286	1,277,729

		4,108,267

Environmental Services — 0.4%
Clean Harbors, Inc.*	30,183	2,537,787
Tetra Tech, Inc.*	84,506	2,117,720

		4,655,507

Financial – Bank & Trust — 5.3%
1st Source Corp.	9,900	200,376
1st United Bancorp, Inc.*	6,700	46,297
Banco Latinoamericano de Comercio Exterior SA (Panama)	35,500	655,330
BancorpSouth, Inc.(a)	78,087	1,245,488
Bank of the Ozarks, Inc.	12,800	554,880
Berkshire Hills Bancorp, Inc.	21,700	479,570
Boston Private Financial Holdings, Inc.	172,622	1,130,674
Brookline Bancorp, Inc.	53,400	579,390
Camden National Corp.	7,000	253,610
Cardinal Financial Corp.	122,049	1,419,430
Cathay General Bancorp	52,800	881,760
Chemical Financial Corp.	20,485	453,743
Citizens Republic Bancorp, Inc.*(a)	2,684,223	1,650,797
City Holding Co.(a)	41,000	1,485,430
Columbia Banking System, Inc.	24,400	513,864
Community Bank System, Inc.	22,900	635,933
Community Trust Bancorp, Inc.	39,642	1,148,032
CVB Financial Corp.(a)	464,269	4,025,212
East West Bancorp, Inc.	34,600	676,430
Financial Institutions, Inc.	20,000	379,400
First Bancorp (Puerto Rico)*	29,600	13,616
First Bancorp (United States)	10,989	168,242
First Community Bancshares, Inc.	48,100	718,614
First Financial Bancorp	147,437	2,724,636
First Horizon National Corp.*	174,741	2,058,449
First Merchants Corp.	41,700	369,462
First Niagara Financial Group, Inc.(a)	114,017	1,593,958
First of Long Island Corp. (The)	6,500	187,915

SEE NOTES TO FINANCIAL STATEMENTS.

A345

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial – Bank & Trust (cont’d.)
FNB Corp.	165,300	$1,623,246
Hancock Holding Co.	71,382	2,488,376
Hawaiian Holdings, Inc.*	135,800	1,064,672
Heartland Financial USA, Inc.(a)	9,300	162,378
Hudson Valley Holding Corp.	10,670	264,189
Independent Bank Corp.	39,300	1,063,065
Lakeland Bancorp, Inc.(a)	54,000	592,380
MainSource Financial Group, Inc.(a)	62,800	653,748
National Penn Bancshares, Inc.	355,803	2,857,098
Ocwen Financial Corp.*(a)	89,800	856,692
PacWest Bancorp(a)	145,607	3,113,078
Park National Corp.(a)	9,300	675,831
Penson Worldwide, Inc.*(a)	39,900	195,111
Peoples Bancorp, Inc.	22,100	345,865
Porter Bancorp, Inc.	2,604	26,847
Provident Financial Services, Inc.	51,000	771,630
Renasant Corp.(a)	44,300	749,113
Republic Bancorp, Inc. (Class A Stock)	15,346	364,467
S&T Bancorp, Inc.(a)	20,600	465,354
SCBT Financial Corp.	5,400	176,850
Sierra Bancorp(a)	70,400	755,392
Simmons First National Corp. (Class A Stock)	12,200	347,700
Southside Bancshares, Inc.	25,541	538,149
Southwest Bancorp, Inc.*	76,462	948,129
Sterling Bancshares, Inc.	70,200	492,804
Suffolk Bancorp	8,100	199,908
Susquehanna Bancshares, Inc.	112,600	1,089,968
Trico Bancshares	1,200	19,380
Trustmark Corp.	32,900	817,236
United Bankshares, Inc.(a)	12,200	356,240
United Community Banks, Inc.*	637,499	1,243,123
Washington Trust Bancorp, Inc.	15,700	343,516
WesBanco, Inc.	28,200	534,672
West Bancorp, Inc.	42,300	329,517
Zions Bancorporation(a)	146,539	3,550,640

		56,326,902

Financial – Brokerage — 0.2%
Knight Capital Group, Inc. (Class A Stock)*(a)	86,200	1,188,698
LaBranche & Co., Inc.*	138,000	496,800

		1,685,498

Financial Services — 2.8%
Advance America Cash Advance Centers, Inc.	42,400	239,136
Alliance Financial Corp.	9,300	300,855
Assured Guaranty Ltd. (Bermuda)	92,600	1,639,020
BlackRock Kelso Capital Corp.	31,256	345,691
Capitol Federal Financial, Inc.	9,500	113,145
CompuCredit Holdings Corp.*(a)	42,822	298,898
Dime Community Bancshares, Inc.	30,100	439,159
Dollar Financial Corp.*	64,668	1,851,445
Encore Capital Group, Inc.*	33,400	783,230
Federated Investors, Inc. (Class B Stock)(a)	97,450	2,550,267
First Commonwealth Financial Corp.	513,400	3,634,872

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial Services (cont’d.)
Flushing Financial Corp.	13,900	$194,600
GFI Group, Inc.	51,800	242,942
Global Cash Access Holdings, Inc.*	33,700	107,503
Hallmark Financial Services, Inc.*	21,200	192,920
Lakeland Financial Corp.	21,100	452,806
MCG Capital Corp.	177,086	1,234,289
National Financial Partners Corp.*(a)	216,300	2,898,420
NBT Bancorp, Inc.	35,200	850,080
Nelnet, Inc. (Class A Stock)	80,300	1,902,307
OceanFirst Financial Corp.	24,700	317,889
Prospect Capital Corp.	240,948	2,602,238
Sanders Morris Harris Group, Inc.	25,900	187,775
TICC Capital Corp.	24,315	272,571
Trimas Corp.*	15,700	321,222
Trustco Bank Corp.	58,800	372,792
Whitney Holding Corp.	167,113	2,364,649
World Acceptance Corp.*(a)	49,200	2,597,760
WSFS Financial Corp.	15,700	744,808

		30,053,289

Food — 0.8%
B&G Foods, Inc.	42,800	587,644
Corn Products International, Inc.	52,024	2,393,104
Del Monte Foods Co.	88,723	1,667,992
Fresh Market, Inc. (The)*	12,100	498,520
Nash-Finch Co.	27,000	1,147,770
Spartan Stores, Inc.	92,100	1,561,095
TreeHouse Foods, Inc.*	10,500	536,445

		8,392,570

Food & Staples Retailing — 0.8%
Casey’s General Stores, Inc.	43,661	1,856,029
Pantry, Inc. (The)*	225,116	4,470,804
Weis Markets, Inc.	50,110	2,020,936

		8,347,769

Gas Utilities — 1.0%
Laclede Group, Inc. (The)	26,160	955,886
New Jersey Resources Corp.	103,669	4,469,171
Northwest Natural Gas Co.	31,840	1,479,605
WGL Holdings, Inc.	97,070	3,472,194

		10,376,856

Healthcare Products
GenMark Diagnostics, Inc.*	44,200	180,778

Healthcare Providers & Services — 0.7%
Cross Country Healthcare, Inc.*	95,600	809,732
LifePoint Hospitals, Inc.*	78,312	2,877,966
RehabCare Group, Inc.*	149,572	3,544,856

		7,232,554

Healthcare Services — 1.4%
Allied Healthcare International, Inc.*	41,400	103,914
AMERIGROUP Corp.*(a)	55,700	2,446,344
AmSurg Corp.*	106,696	2,235,281
Cantel Medical Corp.	34,600	809,640
Continucare Corp.*	81,100	379,548
Five Star Quality Care, Inc.*	239,000	1,689,730
Gentiva Health Services, Inc.*	51,000	1,356,600

SEE NOTES TO FINANCIAL STATEMENTS.

A346

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Services (cont’d.)
HealthSouth Corp.*(a)	85,002	$1,760,392
Magellan Health Services, Inc.*	36,300	1,716,264
Select Medical Holdings Corp.*	94,700	692,257
Triple-S Management Corp. (Class B Stock) (Puerto Rico)*	105,500	2,012,940

		15,202,910

Healthcare Technology — 0.1%
MedQuist, Inc.	97,510	843,461

Home Furnishings
Hooker Furniture Corp.	2,000	28,260

Hotels, Restaurants & Leisure — 0.5%
Brinker International, Inc.	45,980	960,062
California Pizza Kitchen, Inc.*	96,630	1,669,767
Morgans Hotel Group Co.*(a)	69,860	633,630
Ruby Tuesday, Inc.*	126,100	1,646,866

		4,910,325

Household Durables
La-Z-Boy, Inc.*(a)	4,700	42,394

Household Products — 1.0%
Central Garden & Pet Co. (Class A Stock)*(a)	423,079	4,180,021
Helen of Troy Ltd. (Bermuda)*	120,200	3,574,748
Prestige Brands Holdings, Inc.*(a)	276,830	3,308,118

		11,062,887

Industrial Products — 1.6%
Acuity Brands, Inc.	36,300	2,093,421
Brady Corp. (Class A Stock)	67,047	2,186,402
Ceradyne, Inc.*	19,400	611,682
EnPro Industries, Inc.*(a)	101,300	4,210,028
Interface, Inc. (Class A Stock)	116,549	1,823,992
Interline Brands, Inc.*	55,100	1,254,627
Myers Industries, Inc.	27,600	268,824
Watts Water Technologies, Inc. (Class A Stock)	54,685	2,000,924
WESCO International, Inc.*(a)	54,746	2,890,589

		17,340,489

Insurance — 5.8%
Allied World Assurance Co. Holdings Ltd. (Switzerland)	86,680	5,152,259
Alterra Capital Holdings Ltd. (Bermuda)	54,500	1,179,380
American Equity Investment Life Holding Co.	307,700	3,861,635
American Safety Insurance Holdings Ltd. (Bermuda)*	4,700	100,486
AMERISAFE, Inc.*	107,300	1,877,750
AmTrust Financial Services, Inc.	58,100	1,016,750
Arch Capital Group Ltd. (Bermuda)*	20,510	1,805,905
Argo Group International Holdings Ltd. (Bermuda)	7,658	286,792
Aspen Insurance Holdings Ltd. (Bermuda)	54,500	1,559,790
CNA Surety Corp.*	192,220	4,551,770
CNO Financial Group, Inc.*	164,246	1,113,588

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (cont’d.)
Delphi Financial Group, Inc. (Class A Stock)	90,300	$2,604,252
EMC Insurance Group, Inc.	83,600	1,892,704
Employers Holdings, Inc.	200,030	3,496,524
Endurance Specialty Holdings Ltd. (Bermuda)	52,191	2,404,439
Fidelity National Financial, Inc. (Class A Stock)	18,670	255,406
Horace Mann Educators Corp.	98,378	1,774,739
Infinity Property & Casualty Corp.	53,207	3,288,193
Meadowbrook Insurance Group, Inc.	761,320	7,803,530
Navigators Group, Inc.*	8,100	407,835
Old Republic International Corp.	21,450	292,364
Platinum Underwriters Holdings Ltd. (Bermuda)	121,474	5,462,686
PMI Group, Inc. (The)*	193,700	639,210
ProAssurance Corp.*	64,422	3,903,973
Radian Group, Inc.	177,700	1,434,039
Reinsurance Group of America, Inc.	44,580	2,394,392
Selective Insurance Group, Inc.	53,400	969,210
Tower Group, Inc.	5,762	147,392

		61,676,993

Internet Services — 0.4%
Digital River, Inc.*	57,069	1,964,315
EarthLink, Inc.	149,300	1,283,980
IntraLinks Holdings, Inc.*	36,400	681,044
SciQuest, Inc.*	22,900	297,929
ValueClick, Inc.*	20,000	320,600

		4,547,868

Leisure Equipment & Products — 0.6%
Callaway Golf Co.	722,203	5,828,178

Life Science Tools & Services
Enzo Biochem, Inc.*	16,320	86,170

Machinery — 3.3%
Albany International Corp. (Class A Stock)	109,900	2,603,531
Altra Holdings, Inc.*	347,610	6,903,534
IDEX Corp.	48,514	1,897,868
Kaydon Corp.	173,536	7,066,386
Mueller Industries, Inc.	63,760	2,084,952
Mueller Water Products, Inc. (Class A Stock)	684,010	2,852,322
Oshkosh Corp.*	17,286	609,159
RBC Bearings, Inc.*	118,015	4,612,026
Snap-on, Inc.	54,210	3,067,202
WABCO Holdings, Inc.*	58,420	3,559,530

		35,256,510

Machinery & Equipment — 1.6%
A.O. Smith Corp.(a)	73,900	2,814,112
Applied Industrial Technologies, Inc.	111,700	3,628,016
Cascade Corp.	4,100	193,848
Gardner Denver, Inc.	25,860	1,779,685
Intermec, Inc.*	162,276	2,054,414
Kadant, Inc.*	86,965	2,049,765
RPC, Inc.	32,287	585,041

SEE NOTES TO FINANCIAL STATEMENTS.

A347

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery & Equipment (cont’d.)
T-3 Energy Services, Inc.*	16,300	$649,229
Tennant Co.	4,700	180,527
Terex Corp.*(a)	92,235	2,862,974

		16,797,611

Marine — 0.4%
Diana Shipping, Inc. (Marshall Islands)*	125,879	1,513,066
Kirby Corp.*(a)	59,270	2,610,843

		4,123,909

Media — 0.1%
Dolan Co. (The)*	45,200	629,184
PRIMEDIA, Inc.	85,300	358,260

		987,444

Medical Products — 0.2%
Cooper Cos., Inc. (The)(a)	30,735	1,731,610
Pacific Biosciences of California, Inc.*(a)	23,500	373,885
Transcept Pharmaceuticals, Inc.*	9,900	73,260

		2,178,755

Medical Supplies & Equipment — 0.4%
Halozyme Therapeutics, Inc.*	13,400	106,128
Incyte Corp.*(a)	34,600	572,976
Owens & Minor, Inc.	2,900	85,347
Patterson Cos., Inc.	46,625	1,428,124
PharMerica Corp.*	112,000	1,282,400
Skilled Healthcare Group, Inc. (Class A Stock)*	78,100	701,338
STERIS Corp.	14,500	528,670

		4,704,983

Metals & Mining — 2.5%
Carpenter Technology Corp.	85,360	3,434,886
Century Aluminum Co.*	17,100	265,563
CIRCOR International, Inc.	15,700	663,796
Cloud Peak Energy, Inc.*	76,700	1,781,741
Coeur d’alene Mines Corp.*(a)	109,700	2,997,004
Haynes International, Inc.	108,040	4,519,313
Hecla Mining Co.*	22,400	252,224
Horsehead Holding Corp.*	124,700	1,626,088
Metalico, Inc.*(a)	91,000	535,080
Olympic Steel, Inc.	35,310	1,012,691
Quanex Building Products Corp.	26,125	495,591
Royal Gold, Inc.	14,000	764,820
RTI International Metals, Inc.*(a)	140,907	3,801,671
Stillwater Mining Co.*(a)	61,000	1,302,350
USEC, Inc.*(a)	168,900	1,016,778
Worthington Industries, Inc.	98,500	1,812,400

		26,281,996

Office Equipment — 0.1%
ACCO Brands Corp.*	62,200	529,944
Knoll, Inc.	45,800	766,234

		1,296,178

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil & Gas — 3.6%
Berry Petroleum Co. (Class A Stock)(a)	106,274	$4,644,174
Brigham Exploration Co.*	37,000	1,007,880
Cal Dive International, Inc.*	188,800	1,070,496
Clayton Williams Energy, Inc.*	600	50,382
Complete Production Services, Inc.*	51,000	1,507,050
CVR Energy, Inc.*	242,700	3,684,186
Energy Partners Ltd.*	29,400	436,884
EXCO Resources, Inc.	104,900	2,037,158
Frontier Oil Corp.*	145,139	2,613,953
Global Geophysical Services, Inc.*	1,300	13,494
Global Industries Ltd.*	88,000	609,840
Goodrich Petroleum Corp.*(a)	192,119	3,388,979
Gulfport Energy Corp.*(a)	191,700	4,150,305
Key Energy Services, Inc.*(a)	278,762	3,618,331
Lufkin Industries, Inc.	16,300	1,016,957
Newpark Resources, Inc.*(a)	50,500	311,080
Stone Energy Corp.*	39,900	889,371
Swift Energy Co.*	112,358	4,398,816
Targa Resources Corp.*	12,100	324,401
W&T Offshore, Inc.	145,000	2,591,150

		38,364,887

Oil, Gas & Consumable Fuels — 1.4%
Bill Barrett Corp.*(a)	101,300	4,166,469
Carrizo Oil & Gas, Inc.*	111,570	3,848,049
Denbury Resources, Inc.*	42,074	803,193
Petroquest Energy, Inc.*(a)	199,660	1,503,440
Rex Energy Corp.*	135,100	1,844,115
SM Energy Co.	30,860	1,818,580
Warren Resources, Inc.*	99,200	448,384

		14,432,230

Paper & Forest Products — 0.9%
Boise, Inc.	115,600	916,708
Domtar Corp.	11,600	880,672
Louisiana-Pacific Corp.*(a)	321,570	3,042,052
Rock-Tenn Co. (Class A Stock)	44,500	2,400,775
Schweitzer-Mauduit International, Inc.	40,368	2,539,955

		9,780,162

Personal Services — 0.1%
Stewart Enterprises, Inc. (Class A Stock)	127,900	855,651

Pharmaceuticals — 0.4%
Alkermes, Inc.*	102,600	1,259,928
Ariad Pharmaceuticals, Inc.*(a)	61,800	315,180
Nutraceutical International Corp.*	22,300	316,437
Par Pharmaceutical Cos., Inc.*	41,600	1,602,016
Pharmasset, Inc.*	7,000	303,870
XenoPort, Inc.*	7,600	64,752

		3,862,183

Printing & Publishing — 0.2%
Courier Corp.	46,196	716,962
Scholastic Corp.	46,600	1,376,564

		2,093,526

SEE NOTES TO FINANCIAL STATEMENTS.

A348

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Professional Services — 0.5%
CDI Corp.	1,340	$24,911
Hudson Highland Group, Inc.*	180,210	1,050,624
Korn/Ferry International*	46,450	1,073,459
TrueBlue, Inc.*	178,920	3,218,771

		5,367,765

Real Estate Investment Trusts — 8.7%
American Campus Communities, Inc.	62,000	1,969,120
American Capital Agency Corp.	98,100	2,819,394
Anworth Mortgage Asset Corp.	258,500	1,809,500
Ashford Hospitality Trust, Inc.*	247,600	2,389,340
Associated Estates Realty Corp.	9,900	151,371
BioMed Realty Trust, Inc.	244,147	4,553,342
Campus Crest Communities, Inc.(a)	129,220	1,811,664
CapLease, Inc.	83,500	485,970
CBL & Associates Properties, Inc.(a)	231,780	4,056,150
Cogdell Spencer, Inc.	255,600	1,482,480
Colonial Properties Trust	60,100	1,084,805
Corporate Office Properties Trust	31,050	1,085,198
Cousins Properties, Inc.	235,457	1,963,711
DCT Industrial Trust, Inc.(a)	191,200	1,015,272
Developers Diversified Realty Corp.	54,000	760,860
DiamondRock Hospitality Co.*	97,754	1,173,048
EastGroup Properties, Inc.(a)	63,120	2,671,238
Education Realty Trust, Inc.	245,804	1,909,897
Entertainment Properties Trust(a)	32,200	1,489,250
Equity LifeStyle Properties, Inc.	22,300	1,247,239
Equity One, Inc.(a)	132,920	2,416,486
Extra Space Storage, Inc.	33,500	582,900
FelCor Lodging Trust, Inc.*	92,200	649,088
First Industrial Realty Trust, Inc.*	361,100	3,163,236
Getty Realty Corp.(a)	29,500	922,760
Hersha Hospitality Trust	490,210	3,235,386
Home Properties, Inc.(a)	9,300	516,057
Inland Real Estate Corp.	49,900	439,120
Invesco Mortgage Capital, Inc.	26,000	567,840
LaSalle Hotel Properties(a)	146,180	3,859,152
Lexington Realty Trust(a)	500,347	3,977,759
LTC Properties, Inc.	35,200	988,416
MFA Financial, Inc.	549,295	4,482,247
Mid-America Apartment Communities, Inc.(a)	121,870	7,737,526
MPG Office Trust, Inc.*(a)	153,400	421,850
National Retail Properties, Inc.(a)	111,400	2,952,100
Omega Healthcare Investors, Inc.	70,900	1,590,996
Parkway Properties, Inc.	114,000	1,997,280
Pebblebrook Hotel Trust	142,680	2,899,258
Pennsylvania Real Estate Investment Trust(a)	180,000	2,615,400
Pennymac Mortgage Investment Trust	200	3,630
PS Business Parks, Inc.	10,500	585,060
Resource Capital Corp.	60,300	445,014
Saul Centers, Inc.	49,690	2,352,821
Senior Housing Properties Trust	149,420	3,278,275
Sun Communities, Inc.(a)	32,300	1,075,913
Sunstone Hotel Investors, Inc.*	90,420	934,039

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (cont’d.)
Washington Real Estate Investment Trust	27,590	$855,014

		91,473,472

Real Estate Management & Development — 0.5%
CB Richard Ellis Group, Inc. (Class A Stock)*	76,255	1,561,702
Jones Lang LaSalle, Inc.	42,300	3,549,816

		5,111,518

Registered Investment Companies — 0.2%
American Capital Ltd.*	209,300	1,582,308
Gladstone Capital Corp.	27,000	311,040

		1,893,348

Restaurants — 0.3%
Bravo Brio Restaurant Group, Inc.*	54,500	1,044,765
Domino’s Pizza, Inc.*	141,300	2,253,735
Ruth’s Hospitality Group, Inc.*(a)	34,400	159,272

		3,457,772

Retail & Merchandising — 3.7%
AnnTaylor Stores Corp.*(a)	71,401	1,955,673
Cabela’s, Inc.*	221,400	4,815,450
Cash America International, Inc.	65,100	2,404,143
Collective Brands, Inc.*(a)	41,100	867,210
Conn’s, Inc.*(a)	130,434	610,431
Dole Food Co., Inc.*(a)	168,836	2,280,974
Ethan Allen Interiors, Inc.(a)	93,047	1,861,870
Finish Line, Inc. (The) (Class A Stock)(a)	131,900	2,267,361
Genesco, Inc.*	19,900	746,051
hhgregg, Inc.*(a)	123,846	2,594,574
J. Crew Group, Inc.*	28,247	1,218,576
Jo-Ann Stores, Inc.*	26,400	1,589,808
Men’s Wearhouse, Inc. (The)	71,120	1,776,578
Oxford Industries, Inc.	84,400	2,161,484
Perry Ellis International, Inc.*	122,250	3,358,208
RC2 Corp.*	22,900	498,533
Rent-A-Center, Inc.	108,400	3,499,152
Saks, Inc.*(a)	52,200	558,540
Talbots, Inc.*	218,273	1,859,686
World Fuel Services Corp.	49,300	1,782,688

		38,706,990

Road & Rail — 1.1%
Con-Way, Inc.	59,470	2,174,818
Genesee & Wyoming, Inc. (Class A Stock)*	94,310	4,993,714
Landstar System, Inc.	43,390	1,776,387
Old Dominion Freight Line, Inc.*(a)	81,315	2,601,267

		11,546,186

Semiconductors — 1.2%
Aeroflex Holding Corp.*	13,500	222,075
Amkor Technology, Inc.*(a)	68,100	503,259
Emulex Corp.*	206,897	2,412,419
IXYS Corp.*	28,200	327,684

SEE NOTES TO FINANCIAL STATEMENTS.

A349

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors (cont’d.)
MKS Instruments, Inc.*	31,700	$776,333
Photronics, Inc.*	38,200	225,762
PMC – Sierra, Inc.*	99,100	851,269
Semtech Corp.*	22,300	504,872
Sigma Designs, Inc.*	53,400	756,678
Skyworks Solutions, Inc.*	133,900	3,833,557
Veeco Instruments, Inc.*(a)	18,000	773,280
Zoran Corp.*	141,384	1,244,179

		12,431,367

Semiconductors & Semiconductor Equipment — 0.7%
Entegris, Inc.*	121,711	909,181
Exar Corp.*	298,302	2,082,148
ON Semiconductor Corp.*	120,860	1,194,097
Varian Semiconductor Equipment Associates, Inc.*	40,350	1,491,740
Verigy Ltd. (Singapore)*(a)	154,720	2,014,454

		7,691,620

Software — 1.5%
CSG Systems International, Inc.*	22,300	422,362
EPIQ Systems, Inc.	110,040	1,510,849
Lawson Software, Inc.*	1,039,396	9,614,413
Smith Micro Software, Inc.*	3,500	55,090
Take-Two Interactive Software, Inc.*(a)	355,800	4,354,992

		15,957,706

Specialty Retail — 0.9%
Cato Corp. (The) (Class A Stock)	140,177	3,842,251
Children’s Place Retail Stores, Inc. (The)*	73,470	3,647,051
MarineMax, Inc.*(a)	199,900	1,869,065

		9,358,367

Telecommunications — 1.3%
Anixter International, Inc.	14,900	889,977
Comtech Telecommunications Corp.	75,266	2,087,126
Consolidated Communications Holdings, Inc.	140,700	2,715,510
CPI International, Inc.*	18,800	363,780
MasTec, Inc.*	177,200	2,585,348
Oplink Communications, Inc.*	18,800	347,236
Premiere Global Services, Inc.*	317,100	2,156,280
RF Micro Devices, Inc.*	41,100	302,085
Symmetricon, Inc.*	74,000	524,660
Syniverse Holdings, Inc.*	18,200	561,470
Tekelec*	35,200	419,232
USA Mobility, Inc.	45,800	813,866

		13,766,570

Textiles, Apparel & Luxury Goods — 1.0%
Fossil, Inc.*	51,240	3,611,395
Hanesbrands, Inc.*	106,890	2,715,006
Timberland Co. (The) (Class A Stock)*	150,145	3,692,066

		10,018,467

COMMON STOCKS (continued)	Shares	Value (Note 2)

Thrifts & Mortgage Finance — 0.3%
BankFinancial Corp.	18,200	$177,450
MGIC Investment Corp.*	68,100	693,939
People’s United Financial, Inc.	67,040	939,230
Westfield Financial, Inc.	158,950	1,470,288

		3,280,907

Transportation — 1.2%
Aircastle Ltd. (Bermuda)	69,200	723,140
Atlas Air Worldwide Holdings, Inc.*	59,900	3,344,217
DHT Maritime, Inc. (Marshall Islands)	161,300	750,045
Echo Global Logistics, Inc.*	500	6,020
Excel Maritime Carriers Ltd. (Liberia)*(a)	450,800	2,538,004
Gulfmark Offshore, Inc. (Class A Stock)*	55,100	1,675,040
Heartland Express, Inc.	34,600	554,292
Horizon Lines, Inc. (Class A Stock)	176,600	771,742
Knightsbridge Tankers Ltd. (Bermuda)(a)	27,000	601,290
Marten Transport Ltd.	22,300	476,774
Pacer International, Inc.*	84,500	577,980
Quality Distribution, Inc.*	55,200	501,768
Swift Transportation Co.*(a)	31,100	389,061

		12,909,373

Utilities — 2.5%
AGL Resources, Inc.	103,920	3,725,532
American States Water Co.	11,100	382,617
California Water Service Group	14,000	521,780
Central Vermont Public Service Corp.	16,900	369,434
Chesapeake Utilities Corp.	13,300	552,216
El Paso Electric Co.*	68,000	1,872,040
Great Plains Energy, Inc.	253,005	4,905,767
IDACORP, Inc.	109,893	4,063,843
South Jersey Industries, Inc.	46,810	2,472,504
Southwest Gas Corp.	80,300	2,944,601
UIL Holdings Corp.	19,400	581,224
Westar Energy, Inc.(a)	144,008	3,623,242
York Water Co.	16,900	292,201

		26,307,001

TOTAL COMMON STOCKS (cost $818,120,089)		1,020,404,432

EXCHANGE TRADED FUNDS — 1.3%
iShares Nasdaq Biotechnology Index Fund(a)	11,767	1,099,273
iShares Russell 2000 Value Index Fund(a)	181,920	12,932,693

TOTAL EXCHANGE TRADED FUNDS (cost $11,804,072)		14,031,966

SEE NOTES TO FINANCIAL STATEMENTS.

A350

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Notes(k) (cost $1,029,218)
.75%	11/30/11	$1,025	$1,029,044

TOTAL LONG-TERM INVESTMENTS (cost $830,953,379)			1,035,465,442

		Shares
SHORT-TERM INVESTMENT — 19.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $208,758,638; includes $163,442,616 of cash collateral for securities on loan)(b)(w)(Note 4)		208,758,638	208,758,638

TOTAL INVESTMENTS — 117.8% (cost $1,039,712,017)			1,244,224,080
Liabilities in excess of other assets(x) — (17.8)%			(188,351,174)

NET ASSETS — 100.0%			$1,055,872,906

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $157,720,217; cash collateral of $163,442,616 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Represents security or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

(x)	Liabilities in excess of other assets includes net unrealized depreciation on futures contracts as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Depreciation
Long Position:
101	Russell 2000 Mini	Mar. 2011	$7,982,020	$7,901,230	$(80,790)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,020,404,432	$—	$—
Exchange Traded Funds	14,031,966	—	—
U.S. Treasury Obligation	—	1,029,044	—
Affiliated Money Market Mutual Fund	208,758,638	—	—
Other Financial Instruments*
Futures	(80,790)	—	—

Total	$1,243,114,246	$1,029,044	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A351

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (15.5% represents investments purchased with collateral from securities on loan)	19.8%
Real Estate Investment Trusts	8.7
Insurance	5.8
Financial – Bank & Trust	5.3
Commercial Banks	5.1
Retail & Merchandising	3.7
Oil & Gas	3.6
Machinery	3.3
Financial Services	2.8
Chemicals	2.8
Electronic Components & Equipment	2.6
Utilities	2.5
Metals & Mining	2.5
Commercial Services & Supplies	2.5
Capital Markets	2.2
Electric Utilities	1.8
Industrial Products	1.6
Computer Services & Software	1.6
Machinery & Equipment	1.6
Software	1.5
Healthcare Services	1.4
Energy Equipment & Services	1.4
Oil, Gas & Consumable Fuels	1.4
Exchange Traded Funds	1.3
Telecommunications	1.3
Transportation	1.2
Semiconductors	1.2
Aerospace	1.1
Road & Rail	1.1
Household Products	1.0
Communications Equipment	1.0
Consumer Products & Services	1.0
Construction And Engineering	1.0
Gas Utilities	1.0
Electrical Equipment	1.0
Textiles, Apparel & Luxury Goods	1.0
Paper & Forest Products	0.9
Specialty Retail	0.9
Food	0.8
Food & Staples Retailing	0.8
Automotive Components	0.8
Semiconductors & Semiconductor Equipment	0.7

Airlines	0.7%
Healthcare Providers & Services	0.7
Containers & Packaging	0.6
Leisure Equipment & Products	0.6
Aerospace & Defense	0.5
Professional Services	0.5
Real Estate Management & Development	0.5
Building Products	0.5
Biotechnology	0.5
Hotels, Restaurants & Leisure	0.5
Medical Supplies & Equipment	0.4
Environmental Services	0.4
Internet Services	0.4
Diversified Consumer Services	0.4
Marine	0.4
Entertainment & Leisure	0.4
Broadcasting	0.4
Pharmaceuticals	0.4
Clothing & Apparel	0.3
Restaurants	0.3
Conglomerates	0.3
Thrifts & Mortgage Finance	0.3
Computers – Networking	0.2
Electronics	0.2
Diversified Financial Services	0.2
Medical Products	0.2
Printing & Publishing	0.2
Business Services	0.2
Registered Investment Companies	0.2
Automotive Parts	0.2
Agriculture	0.2
Apparel & Textile	0.2
Financial – Brokerage	0.2
Computer Hardware	0.1
Computers & Peripherals	0.1
Office Equipment	0.1
Distribution/Wholesale	0.1
U.S. Treasury Obligations	0.1
Media	0.1
Personal Services	0.1
Healthcare Technology	0.1
Construction	0.1
Building Materials	0.1

117.8
Liabilities in excess of other assets	(17.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A352

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due to broker-variation margin	$80,790	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$2,421,666

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(336,745)

For the year ended December 31, 2010, the Portfolio’s average value at trade date for futures long position was $10,591,372.

SEE NOTES TO FINANCIAL STATEMENTS.

A353

AST SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $157,720,217:
Unaffiliated investments (cost $830,953,379)	$1,035,465,442
Affiliated investments (cost $208,758,638)	208,758,638
Receivable for investments sold	1,482,697
Dividends and interest receivable	1,472,902
Receivable for fund share sold	573,796
Prepaid expenses	11,422

Total Assets	1,247,764,897

LIABILITIES:
Payable to broker for collateral for securities on loan	163,442,616
Payable to custodian	17,539,068
Payable for fund share repurchased	9,270,830
Payable for investments purchased	1,026,148
Advisory fees payable	398,378
Accrued expenses and other liabilities	127,954
Due to broker-variation margin	80,790
Shareholder servicing fees payable	5,665
Affiliated transfer agent fee payable	542

Total Liabilities	191,891,991

NET ASSETS	$1,055,872,906

Net assets were comprised of:
Paid-in capital	$993,189,631
Retained earnings	62,683,275

Net assets, December 31, 2010	$1,055,872,906

Net asset value and redemption price per share, $1,055,872,906 / 77,812,209 outstanding shares of beneficial interest	$13.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $240 foreign withholding tax)	$12,258,961
Affiliated income from securities lending, net	437,810
Affiliated dividend income	66,912
Unaffiliated interest income	3,885

12,767,568

EXPENSES
Advisory fees	7,243,192
Shareholder servicing fees and expenses	804,799
Custodian and accounting fees	206,000
Audit fee	22,000
Trustees’ fees	14,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	8,000
Insurance expenses	8,000
Commitment fee on syndicated credit agreement	7,000
Shareholders’ reports	5,000
Legal fees and expenses	5,000
Loan interest expense (Note 7)	1,395
Miscellaneous	5,042

Total expenses	8,329,428
Less: shareholder servicing fee waiver	(35,960)

Net expenses	8,293,468

NET INVESTMENT INCOME	4,474,100

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	47,359,089
Futures transactions	2,421,666

49,780,755

Net change in unrealized appreciation (depreciation) on:
Investments	144,075,262
Futures	(336,745)

143,738,517

NET GAIN ON INVESTMENTS	193,519,272

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$197,993,372

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$4,474,100	$3,272,529
Net realized gain (loss) on investment transactions	49,780,755	(85,414,787)
Net change in unrealized appreciation (depreciation) on investments	143,738,517	215,850,340

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	197,993,372	133,708,082

DISTRIBUTIONS	(3,267,466)	(8,511,507)

FUND SHARE TRANSACTIONS:
Fund share sold [37,558,337 and 29,814,392 shares, respectively]	442,283,425	272,949,522
Fund share issued in reinvestment of distributions [289,412 and 968,317 shares, respectively]	3,267,466	8,511,507
Fund share repurchased [24,109,185 and 19,273,048 shares, respectively]	(277,356,542)	(169,283,784)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	168,194,349	112,177,245

TOTAL INCREASE IN NET ASSETS	362,920,255	237,373,820
NET ASSETS:
Beginning of year	692,952,651	455,578,831

End of year	$1,055,872,906	$692,952,651

SEE NOTES TO FINANCIAL STATEMENTS.

A354

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 94.5%
COMMON STOCKS — 63.8%	Shares	Value (Note 2)

Advertising — 0.2%
Aegis Group PLC (United Kingdom)	463,237	$1,014,731
Lamar Advertising Co. (Class A Stock)*(a)	33,800	1,346,592
Omnicom Group, Inc.	71,000	3,251,800
WPP PLC (United Kingdom)	147,128	1,811,000

		7,424,123

Aerospace & Defense — 1.1%
Boeing Co. (The)	152,100	9,926,046
Finmeccanica SpA (Italy)	184,376	2,095,490
General Dynamics Corp.	40,900	2,902,264
Goodrich Corp.	2,900	255,403
Lockheed Martin Corp.	42,200	2,950,202
Northrop Grumman Corp.	22,600	1,464,028
Raytheon Co.	7,600	352,184
Rolls-Royce Group PLC (United Kingdom)*	170,328	1,654,417
Rolls-Royce Group PLC (Class C Stock) (United Kingdom)*	11,946,752	18,626
Teledyne Technologies, Inc.*	12,300	540,831
Triumph Group, Inc.	13,400	1,198,094
United Technologies Corp.	180,800	14,232,576

		37,590,161

Airlines — 0.1%
AirTran Holdings, Inc.*(a)	44,000	325,160
AMR Corp.*	54,000	420,660
Delta Air Lines, Inc.*	20,100	253,260
SkyWest, Inc.	16,400	256,168
Southwest Airlines Co.	169,600	2,201,408
United Continental Holdings, Inc.*(a)	7,200	171,504

		3,628,160

Automobile Manufacturers — 1.1%
Bayerische Motoren Werke AG (Germany)	35,419	2,785,413
Ford Motor Co.*	397,700	6,677,383
General Motors Co.*	139,300	5,134,598
Harley-Davidson, Inc.	77,100	2,673,057
Honda Motor Co. Ltd. (Japan)	99,800	3,951,927
Nissan Motor Co. Ltd. (Japan)	223,600	2,128,868
Oshkosh Corp.*	15,100	532,124
PACCAR, Inc.	23,100	1,326,402
Toyota Motor Corp. (Japan)	178,100	7,063,456
Volkswagen AG (PRFC Shares) (Germany)	28,766	4,666,648
Winnebago Industries, Inc.*	21,200	322,240

		37,262,116

Automotive Parts — 0.5%
Advance Auto Parts, Inc.	6,800	449,820
Aisin Seiki Co. Ltd. (Japan)	48,200	1,705,611
Autoliv, Inc. AB	23,054	1,827,003
AutoZone, Inc.*(a)	18,700	5,097,433
BorgWarner, Inc.*(a)	6,700	484,812
CLARCOR, Inc.	3,400	145,826
GKN PLC (United Kingdom)	642,160	2,224,633
H&E Equipment Services, Inc.*	4,000	46,280

COMMON STOCKS (continued)	Shares	Value (Note 2)

Automotive Parts (cont’d.)
Johnson Controls, Inc.	102,300	$3,907,860
Koito Manufacturing Co. Ltd. (Japan)	55,000	860,328

		16,749,606

Beverages — 1.4%
Boston Beer Co., Inc. (Class A Stock)*	10,900	1,036,481
Coca-Cola Co. (The)	298,500	19,632,345
Kirin Holdings Co. Ltd. (Japan)	196,000	2,749,649
PepsiCo, Inc.	327,246	21,378,981
Pernod-Ricard SA (France)	47,482	4,464,386
Reed’s, Inc.*(a)	59,400	118,800

		49,380,642

Biotechnology — 0.1%
Acorda Therapeutics, Inc.*	4,000	109,040
Alexion Pharmaceuticals, Inc.*	5,100	410,805
Illumina, Inc.*(a)	26,500	1,678,510
Incyte Corp.*(a)	23,600	390,816
Maxygen, Inc.	48,800	191,784

		2,780,955

Building Materials — 0.2%
Bouygues SA (France)	71,281	3,072,400
Cemex SAB de CV (Mexico)*	1,542,427	1,646,088
Martin Marietta Materials, Inc.	4,500	415,080
Masco Corp.	73,200	926,712
Universal Forest Products, Inc.	16,900	657,410
USG Corp.*(a)	17,400	292,842

		7,010,532

Business Services — 0.1%
Corporate Executive Board Co. (The)	12,600	473,130
Fidelity National Information Services, Inc.	36,700	1,005,213
FTI Consulting, Inc.*(a)	12,300	458,544
Manpower, Inc.	17,000	1,066,920
Navigant Consulting, Inc.*	30,500	280,600
Robert Half International, Inc.	30,500	933,300

		4,217,707

Cable Television — 0.3%
Comcast Corp. (Class A Stock)	358,200	7,869,654
DIRECTV (Class A Stock)*	65,700	2,623,401
DISH Network Corp. (Class A Stock)*	23,200	456,112

		10,949,167

Chemicals — 1.0%
Air Products & Chemicals, Inc.	6,900	627,555
Air Water, Inc. (Japan)	100,000	1,277,251
Albemarle Corp.	20,100	1,121,178
American Vanguard Corp.	48,800	416,752
Arch Chemicals, Inc.	21,850	828,771
Asahi Kasei Corp. (Japan)	416,000	2,715,605
BASF SE (Germany)	55,518	4,429,095
Cabot Corp.	20,900	786,885
Codexis, Inc.*	9,127	96,746

SEE NOTES TO FINANCIAL STATEMENTS.

A355

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (cont’d.)
Dow Chemical Co. (The)	89,700	$3,062,358
E.I. du Pont de Nemours & Co.	68,559	3,419,723
Eastman Chemical Co.	34,400	2,892,352
Hitachi Chemical Co. Ltd. (Japan)	74,000	1,532,135
LyondellBasell Industries NV (Class A Stock) (Netherlands)*	32,100	1,104,240
Mosaic Co. (The)	13,000	992,680
Potash Corp. of Saskatchewan, Inc. (Canada)	13,000	2,012,790
Sherwin-Williams Co. (The)(a)	35,100	2,939,625
Showa Denko KK (Japan)	443,000	998,510
Tosoh Corp. (Japan)	211,000	686,094
Wacker Chemie AG (Germany)	16,704	2,915,214

		34,855,559

Clothing & Apparel — 0.3%
Anvil Holdings, Inc.*(g)	125	375
Cintas Corp.	39,400	1,101,624
Coach, Inc.	114,800	6,349,588
NIKE, Inc. (Class B Stock)(a)	50,700	4,330,794

		11,782,381

Commercial Banks — 0.2%
DnB NOR ASA (Norway)	388,633	5,454,802
Home BancShares, Inc.	20,734	456,770
Western Alliance Bancorp*	75,900	558,624
Wilmington Trust Corp.(a)	24,500	106,330

		6,576,526

Commercial Services — 0.3%
Benesse Holdings, Inc. (Japan)	47,300	2,178,864
Cielo SA (Brazil)	109,300	885,593
Education Management Corp.*	9,900	179,190
H&R Block, Inc.(a)	120,100	1,430,391
Huron Consulting Group, Inc.*	17,900	473,455
Paychex, Inc.	21,100	652,201
QinetiQ Group PLC (United Kingdom)	578,178	1,171,861
Verisk Analytics, Inc. (Class A Stock)*	7,100	241,968
Western Union Co. (The)	162,000	3,008,340

		10,221,863

Computer Hardware — 2.7%
Apple, Inc.*	137,800	44,448,768
CommVault Systems, Inc.*	6,800	194,616
Computer Sciences Corp.	34,100	1,691,360
Dell, Inc.*	352,600	4,777,730
Hewlett-Packard Co.	386,400	16,267,440
International Business Machines Corp.	178,950	26,262,702
Riverbed Technology, Inc.*(a)	40,300	1,417,351

		95,059,967

Computer Services & Software — 3.1%
Accelrys, Inc.*	43,778	363,357
Accenture PLC (Class A Stock) (Ireland)	51,800	2,511,782

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computer Services & Software (cont’d.)
Activision Blizzard, Inc.	79,254	$985,920
Adobe Systems, Inc.*	202,300	6,226,794
American Reprographics Co.*	54,700	415,173
Art Technology Group, Inc.*	122,500	732,550
Autodesk, Inc.*	76,500	2,922,300
Automatic Data Processing, Inc.	92,300	4,271,644
Autonomy Corp. PLC (United Kingdom)*	64,688	1,517,858
Avid Technology, Inc.*	24,400	426,024
Blackboard, Inc.*(a)	8,400	346,920
CA, Inc.	330,600	8,079,864
Cadence Design Systems, Inc.*	77,600	640,976
Cisco Systems, Inc.*	556,500	11,257,995
Electronic Arts, Inc.*	61,200	1,002,456
EMC Corp.*(a)	311,800	7,140,220
F5 Networks, Inc.*	1,300	169,208
FactSet Research Systems, Inc.	10,900	1,021,984
Fiserv, Inc.*	30,600	1,791,936
Global Payments, Inc.	16,700	771,707
Jack Henry & Associates, Inc.	33,600	979,440
Logica PLC (United Kingdom)	516,346	1,054,589
McAfee, Inc.*	94,600	4,380,926
Microsoft Corp.	1,472,500	41,112,200
NS Solutions Corp. (Japan)	34,400	750,792
Oracle Corp.	34,700	1,086,110
Red Hat, Inc.*	85,580	3,906,727
SYNNEX Corp.*	24,200	755,040
Tech Data Corp.*	10,200	449,004
Websense, Inc.*	30,400	615,600

		107,687,096

Conglomerates — 0.4%
Altria Group, Inc.	199,100	4,901,842
DCC PLC (Ireland)*	110,235	3,476,469
Hutchison Whampoa Ltd. (Hong Kong)	217,400	2,237,546
Textron, Inc.(a)	109,600	2,590,944

		13,206,801

Construction — 0.4%
Carillion PLC (United Kingdom)	274,843	1,647,173
China Railway Construction Corp. (Class H Stock) (China)	1,607,000	1,935,148
Fluor Corp.	44,700	2,961,822
Insituform Technologies, Inc. (Class A Stock)*	26,500	702,515
McDermott International, Inc. (Panama)*	115,700	2,393,833
Toll Brothers, Inc.*(a)	30,900	587,100
Vulcan Materials Co.(a)	68,200	3,025,352
WorleyParsons Ltd. (Australia)	37,015	1,012,346

		14,265,289

Consumer Products & Services — 2.3%
Avon Products, Inc.	169,000	4,911,140
Church & Dwight Co., Inc.	1,600	110,432
Colgate-Palmolive Co.	71,000	5,706,270
Fortune Brands, Inc.	49,100	2,958,275

SEE NOTES TO FINANCIAL STATEMENTS.

A356

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Consumer Products & Services (cont’d.)
Harman International Industries, Inc.*	50,100	$2,319,630
Johnson & Johnson	365,246	22,590,465
Kimberly-Clark Corp.	131,800	8,308,672
L’Oreal SA (France)	23,959	2,659,941
Procter & Gamble Co. (The)	499,455	32,129,940
Rent-A-Center, Inc.	30,400	981,312

		82,676,077

Containers & Packaging
Smurfit-Stone Container Corp.*	10,333	264,525

Distribution/Wholesale — 0.4%
Fastenal Co.(a)	39,400	2,360,454
Fossil, Inc.*	18,900	1,332,072
Genuine Parts Co.	11,100	569,874
Mitsubishi Corp. (Japan)	169,100	4,577,926
Mitsui & Co. Ltd. (Japan)	303,500	5,012,853
Pool Corp.	30,812	694,502
Taleo Corp. (Class A Stock)*	10,700	295,855

		14,843,536

Diversified Manufacturing — 0.1%
Ingersoll-Rand PLC (Ireland)	59,900	2,820,691
John Bean Technologies Corp.	11,024	221,913

		3,042,604

Diversified Operations — 1.6%
3M Co.	152,700	13,178,010
A.O. Smith Corp.(a)	30,250	1,151,920
Danaher Corp.	183,100	8,636,827
General Electric Co.	1,426,800	26,096,172
Honeywell International, Inc.	153,300	8,149,428

		57,212,357

Electric — 0.1%
Calpine Corp.*(a)	156,600	2,089,044
EDP – Energias do Brasil SA (Brazil)	46,300	1,079,683
NiSource, Inc.(a)	31,800	560,316

		3,729,043

Electric – Integrated — 0.4%
Allegheny Energy, Inc.	126,400	3,063,936
American Electric Power Co., Inc.	40,400	1,453,592
Exelon Corp.	156,500	6,516,660
Scottish & Southern Energy PLC (United Kingdom)	213,349	4,074,720

		15,108,908

Electronic Components & Equipment — 1.7%
A123 Systems, Inc.*(a)	7,200	68,688
Advanced Energy Industries, Inc.*(a)	49,700	677,908
Agilent Technologies, Inc.*(a)	61,100	2,531,373
American Science & Engineering, Inc.	9,200	784,116
AVX Corp.	42,500	655,775
Belden, Inc.	9,450	347,949
Cooper Industries PLC (Ireland)	64,300	3,748,047

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Components & Equipment (cont’d.)
CyberOptics Corp.*	9,400	$80,276
Emerson Electric Co.	232,600	13,297,742
Energizer Holdings, Inc.*	27,400	1,997,460
General Cable Corp.*	13,400	470,206
Gentex Corp.	47,000	1,389,320
Hosiden Corp. (Japan)	84,700	998,373
Konica Minolta Holdings, Inc. (Japan)	202,000	2,099,865
Koninklijke Philips Electronics NV (Netherlands)	147,040	4,503,570
Legrand SA (France)	61,108	2,488,563
LG Display Co. Ltd. (South Korea)*	21,680	760,300
Mitsubishi Electric Corp. (Japan)	459,000	4,816,702
Nikon Corp. (Japan)	110,700	2,245,632
Nippon Electric Glass Co. Ltd. (Japan)	197,000	2,843,749
Plexus Corp.*	17,300	535,262
Samsung Electronics Co. Ltd. (South Korea)	2,298	1,921,581
Thermo Fisher Scientific, Inc.*	66,500	3,681,440
Tyco Electronics Ltd. (Switzerland)	109,950	3,892,230
Venture Corp. Ltd. (Singapore)	170,000	1,226,633
Waters Corp.*	21,000	1,631,910

		59,694,670

Energy – Alternate Sources
First Solar, Inc.*(a)	5,900	767,826

Energy Services — 0.1%
Covanta Holding Corp.(a)	33,300	572,427
Iberdrola Renovables SA (Spain)	442,060	1,568,975

		2,141,402

Entertainment & Leisure — 0.6%
Ascent Media Corp.*	2,442	94,652
Carnival Corp. (Panama)	88,300	4,071,513
International Game Technology(a)	75,300	1,332,057
Madison Square Garden, Inc. (Class A Stock)*	12,675	326,762
NetFlix, Inc.*(a)	11,000	1,932,700
Nintendo Co. Ltd. (Japan)	4,800	1,408,843
Walt Disney Co. (The)	292,000	10,952,920

		20,119,447

Environmental Control — 0.1%
Republic Services, Inc.	126,665	3,782,217
Waste Connections, Inc.	25,175	693,068

		4,475,285

Farming & Agriculture — 0.2%
Alliance One International, Inc.*	142,300	603,352
Bunge Ltd. (Bermuda)(a)	10,900	714,168
Monsanto Co.	110,400	7,688,256

		9,005,776

Financial – Bank & Trust — 3.4%
Australia & New Zealand Banking Group Ltd. (Australia)	217,339	5,190,563

SEE NOTES TO FINANCIAL STATEMENTS.

A357

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial – Bank & Trust (cont’d.)
Banco Santander SA (Spain)	156,081	$1,653,562
Bank of America Corp.	1,252,891	16,713,566
Bank of Yokohama Ltd. (The) (Japan)	266,000	1,379,308
BankAtlantic Bancorp, Inc. (Class A Stock)*(a)	63,676	73,227
Barclays PLC, ADR (United Kingdom)(a)	248,700	4,108,524
BNP Paribas (France)	79,302	5,045,325
Brooklyn Federal Bancorp, Inc.	34,400	44,376
Charter International PLC (United Kingdom)	119,522	1,573,688
CIT Group, Inc.*	20,400	960,840
Citizens Republic Bancorp, Inc.*	36,300	22,325
City National Corp.(a)	13,200	809,952
Close Brothers Group PLC (United Kingdom)	108,469	1,439,996
Commerce Bancshares, Inc.	20,009	794,958
DBS Group Holdings Ltd. (Singapore)	155,862	1,739,154
Deutsche Bank AG (Germany)	51,714	2,702,040
Deutsche Boerse AG (Germany)	16,824	1,164,571
East West Bancorp, Inc.	19,900	389,045
Erste Group Bank AG (Austria)	38,681	1,816,378
Essa Bancorp, Inc.	56,700	749,574
Fifth Third Bancorp	206,100	3,025,548
First Defiance Financial Corp.*	12,100	143,990
First Horizon National Corp.*	106,600	1,255,748
Glacier Bancorp, Inc.(a)	30,600	462,366
Intesa Sanpaolo SpA (Italy)	808,247	2,192,537
Louisiana Bancorp, Inc.*	33,535	489,611
Macquarie Group Ltd. (Australia)	72,932	2,760,750
Mitsubishi UFJ Financial Group, Inc. (Japan)	447,800	2,421,286
Mutualfirst Financial, Inc.	5,500	51,150
New York Community Bancorp, Inc.(a)	1,200	22,620
Nordea Bank AB (Sweden)	277,258	3,015,533
Northern Trust Corp.	61,800	3,424,338
Popular, Inc. (Puerto Rico)*	66,200	207,868
Regions Financial Corp.	301,500	2,110,500
Sandy Spring Bancorp, Inc.	23,800	438,634
Signature Bank*(a)	20,000	1,000,000
Standard Chartered PLC (United Kingdom)	188,348	5,066,955
State Street Corp.	135,200	6,265,168
Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	423,000	2,667,521
Suncorp Group Ltd. (Australia)	142,368	1,253,734
SunTrust Banks, Inc.	32,600	962,026
Swedbank AB (Class A Stock) (Sweden)*	249,020	3,472,984
Synovus Financial Corp.(a)	16,000	42,240
TCF Financial Corp.(a)	13,800	204,378
Wells Fargo & Co.	816,724	25,310,277
Westamerica Bancorporation	12,400	687,828
Zions Bancorporation(a)	78,700	1,906,901

		119,233,463

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial Services — 4.2%
Allied Nevada Gold Corp.*	47,600	$1,252,356
American Express Co.	143,600	6,163,312
Bank of New York Mellon Corp. (The)	131,400	3,968,280
BlackRock, Inc.	5,400	1,029,132
BM&FBOVESPA SA (Brazil)	248,500	1,965,545
Charles Schwab Corp. (The)(a)	187,100	3,201,281
China Citic Bank (Class H Stock) (China)	3,446,000	2,234,438
Citigroup, Inc.*	4,391,600	20,772,268
CME Group, Inc.	13,100	4,214,925
Credit Suisse Group AG (Switzerland)	97,753	3,938,348
Discover Financial Services	99,500	1,843,735
Eaton Vance Corp.	20,100	607,623
Franklin Resources, Inc.	28,300	3,147,243
Goldman Sachs Group, Inc. (The)	84,500	14,209,520
Heartland Payment Systems, Inc.	34,000	524,280
Interactive Brokers Group, Inc. (Class A Stock)	14,100	251,262
IntercontinentalExchange, Inc.*	10,100	1,203,415
Invesco Ltd. (Bermuda)	140,400	3,378,024
JPMorgan Chase & Co.	630,668	26,752,937
Kentucky First Federal Bancorp	11,700	109,395
Legg Mason, Inc.	49,200	1,784,484
MasterCard, Inc. (Class A Stock)	20,800	4,661,488
Moody’s Corp.(a)	124,700	3,309,538
Morgan Stanley	247,400	6,731,754
NYSE Euronext, Inc.	73,600	2,206,528
PNC Financial Services Group, Inc.	106,000	6,436,320
Raymond James Financial, Inc.	30,200	987,540
SLM Corp.*	139,400	1,755,046
Societe Generale (France)	47,842	2,571,332
Stifel Financial Corp.*(a)	15,000	930,600
TD Ameritrade Holding Corp.(a)	15,200	288,648
U.S. Bancorp	362,700	9,782,019
Visa, Inc. (Class A Stock)	57,900	4,075,002
Waddell & Reed Financial, Inc. (Class A Stock)	20,200	712,858

		147,000,476

Food — 1.7%
Archer-Daniels-Midland Co.	54,200	1,630,336
Campbell Soup Co.	63,000	2,189,250
Compass Group PLC (United Kingdom)	307,601	2,786,345
Dairy Crest Group PLC (United Kingdom)	184,837	1,220,143
General Mills, Inc.	196,200	6,982,758
House Foods Corp. (Japan)	44,100	707,208
Kellogg Co.	112,500	5,746,500
Kraft Foods, Inc. (Class A Stock)	197,385	6,219,601
Kroger Co. (The)	166,600	3,725,176
Nestle SA (Switzerland)	201,148	11,778,452
Senomyx, Inc.*	85,700	611,041
Sysco Corp.	83,000	2,440,200
Tesco PLC (United Kingdom)	1,147,822	7,605,618
Tootsie Roll Industries, Inc.(a)	21,249	615,584
Unilever PLC (United Kingdom)	116,853	3,576,278

SEE NOTES TO FINANCIAL STATEMENTS.

A358

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food (cont’d.)
Whole Foods Market, Inc.*	43,700	$2,210,783

		60,045,273

Healthcare Services — 0.7%
Advisory Board Co. (The)*	19,100	909,733
AMERIGROUP Corp.*(a)	13,800	606,096
Community Health Systems, Inc.*	16,700	624,079
Covance, Inc.*(a)	16,800	863,688
Edwards Lifesciences Corp.*	21,000	1,697,640
Health Management Associates, Inc. (Class A Stock)*	16,600	158,364
Humana, Inc.*	12,700	695,198
Laboratory Corp. of America Holdings*	12,000	1,055,040
LifePoint Hospitals, Inc.*	18,500	679,875
Medco Health Solutions, Inc.*	61,800	3,786,486
Omnicare, Inc.	20,400	517,956
UnitedHealth Group, Inc.	205,400	7,416,994
WellPoint, Inc.*	87,900	4,997,994

		24,009,143

Home Builders — 0.1%
Persimmon PLC (United Kingdom)	436,913	2,839,185
Thor Industries, Inc.	10,000	339,600

		3,178,785

Hotels & Motels — 0.3%
Choice Hotels International, Inc.	16,800	642,936
Gaylord Entertainment Co.*	13,500	485,190
Las Vegas Sands Corp.*(a)	62,400	2,867,280
Marriott International, Inc. (Class A Stock)	63,648	2,643,938
MGM Resorts International*(a)	28,231	419,230
Starwood Hotels & Resorts Worldwide, Inc.	39,100	2,376,498
Wynn Resorts Ltd.	7,100	737,264

		10,172,336

Industrial Products — 0.4%
Actuant Corp. (Class A Stock)	21,000	559,020
Culp, Inc.*	28,000	290,080
Foster Wheeler AG (Switzerland)*	25,000	863,000
Harsco Corp.	18,700	529,584
Illinois Tool Works, Inc.	31,100	1,660,740
Makita Corp. (Japan)	27,200	1,112,255
Mohawk Industries, Inc.*	8,800	499,488
Myers Industries, Inc.	75,700	737,318
Nucor Corp.	59,200	2,594,144
Precision Castparts Corp.	40,400	5,624,084

		14,469,713

Insurance — 2.6%
Aflac, Inc.	32,100	1,811,403
AIA Group Ltd. (Hong Kong)*	381,000	1,071,023
Allstate Corp. (The)	177,600	5,661,888
Aon Corp.	130,800	6,018,108
AXA SA (France)	312,017	5,191,041
Berkshire Hathaway, Inc. (Class B Stock)*	193,400	15,493,274

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (cont’d.)
Chubb Corp. (The)	90,600	$5,403,384
CIGNA Corp.	65,300	2,393,898
Employers Holdings, Inc.	20,200	353,096
Everest Re Group Ltd. (Bermuda)	9,500	805,790
Hartford Financial Services Group, Inc. (The)	42,000	1,112,580
Infinity Property & Casualty Corp.	13,900	859,020
ING Groep NV, CVA (Netherlands)*	119,423	1,161,786
Lincoln National Corp.	25,400	706,374
Loews Corp.	62,900	2,447,439
Markel Corp.*	1,700	642,821
Marsh & McLennan Cos., Inc.	122,400	3,346,416
MetLife, Inc.	212,600	9,447,944
Muenchener Rueckversicherungs- Gesellschaft AG (Germany)	29,563	4,481,876
Principal Financial Group, Inc.	81,000	2,637,360
ProAssurance Corp.*	12,500	757,500
Prudential PLC (United Kingdom)	165,801	1,726,771
QBE Insurance Group Ltd. (Australia)	134,971	2,505,573
SeaBright Holdings, Inc.	34,600	319,012
Selective Insurance Group, Inc.	19,900	361,185
Sony Financial Holdings, Inc. (Japan)	962	3,892,314
StanCorp Financial Group, Inc.	16,800	758,352
Sun Life Financial, Inc. (Canada)	143,000	4,330,414
Swiss Life Holding AG (Switzerland)*	14,848	2,147,005
Travelers Cos., Inc. (The)	52,999	2,952,574
W.R. Berkley Corp.	9,400	257,372
White Mountains Insurance Group Ltd. (Bermuda)	400	134,240

		91,188,833

Internet Services — 1.6%
Akamai Technologies, Inc.*	28,400	1,336,220
Amazon.com, Inc.*	79,000	14,220,000
Ariba, Inc.*	33,700	791,613
Blue Coat Systems, Inc.*	16,900	504,803
Check Point Software Technologies Ltd. (Israel)*(a)	11,200	518,112
Digital River, Inc.*	10,100	347,642
eBay, Inc.*	61,800	1,719,894
Google, Inc. (Class A Stock)*	42,800	25,421,916
Juniper Networks, Inc.*	115,800	4,275,336
Kakaku.com, Inc. (Japan)	304	1,808,499
Liberty Media Holding Corp. — Interactive (Class A Stock)*	176,600	2,784,982
priceline.com, Inc.*	9,300	3,715,815
RightNow Technologies, Inc.*	16,200	383,454

		57,828,286

Machinery & Equipment — 0.7%
Applied Industrial Technologies, Inc.	26,500	860,720
Babcock & Wilcox Co. (The)*	15,350	392,807
Baldor Electric Co.	15,100	951,904
Bucyrus International, Inc.	3,500	312,900
Caterpillar, Inc.	53,600	5,020,176
Cummins, Inc.	38,600	4,246,386
Joy Global, Inc.	35,700	3,096,975

SEE NOTES TO FINANCIAL STATEMENTS.

A359

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery & Equipment (cont’d.)
Middleby Corp.*	6,370	$537,755
Modec, Inc. (Japan)	41,500	736,562
Nordson Corp.	8,900	817,732
Rockwell Automation, Inc.	73,400	5,263,514
Stanley Black & Decker, Inc.	15,900	1,063,233
Toshiba Machine Co. Ltd. (Japan)	128,000	647,962

		23,948,626

Manufacturing
Koppers Holdings, Inc.	23,700	847,986

Media — 0.8%
British Sky Broadcasting Group PLC (United Kingdom)	213,619	2,451,256
Cablevision Systems Corp. (Class A Stock)	91,500	3,096,360
Discovery Communications, Inc. (Class C Stock)*	94,426	3,464,490
Informa PLC (United Kingdom)	144,241	916,405
Jupiter Telecommunications Co. Ltd. (Japan)	2,300	2,419,263
Liberty Global, Inc. (Class A Stock)*(a)	32,832	1,161,596
Sanoma Oyj (Finland)	53,411	1,157,680
Time Warner Cable, Inc.	85,790	5,664,714
Time Warner, Inc.	252,533	8,123,987

		28,455,751

Medical Products — 0.1%
Boston Scientific Corp.*(a)	207,300	1,569,261
Intuitive Surgical, Inc.*	2,900	747,475

		2,316,736

Medical Supplies & Equipment — 2.0%
Abbott Laboratories	171,200	8,202,192
Amgen, Inc.*	158,400	8,696,160
Baxter International, Inc.	91,800	4,646,916
C.R. Bard, Inc.(a)	29,800	2,734,746
Charles River Laboratories International, Inc.*	5,600	199,024
Computer Programs & Systems, Inc.	17,100	800,964
Covidien PLC (Ireland)	43,650	1,993,059
DaVita, Inc.*	35,700	2,480,793
DENTSPLY International, Inc.	40,600	1,387,302
Elekta AB (Class B Stock) (Sweden)	83,226	3,202,499
Eli Lilly & Co.	118,900	4,166,256
Fresenius SE (PRFC Shares) (Germany)	39,711	3,399,949
Gen-Probe, Inc.*	10,700	624,345
Henry Schein, Inc.*	16,800	1,031,352
Hologic, Inc.*	28,340	533,359
Life Technologies Corp.*	23,500	1,304,250
Martek Biosciences Corp.*(a)	13,500	422,550
McKesson Corp.	70,500	4,961,790
Medtronic, Inc.	115,400	4,280,186
St. Jude Medical, Inc.*	68,400	2,924,100
STERIS Corp.	16,900	616,174
Stryker Corp.	90,300	4,849,110
Techne Corp.	11,200	735,504

COMMON STOCKS (continued)	Shares	Value (Note 2)

Medical Supplies & Equipment (cont’d.)
Terumo Corp. (Japan)	28,400	$1,598,571
Thoratec Corp.*	18,500	523,920
Zimmer Holdings, Inc.*	72,300	3,881,064

		70,196,135

Metals & Mining — 1.4%
Agnico-Eagle Mines Ltd. (Canada)(a)	26,200	2,009,540
Alpha Natural Resources, Inc.*	33,514	2,011,845
Arch Coal, Inc.	23,400	820,404
Barrick Gold Corp. (Canada)	41,900	2,228,242
BHP Billiton Ltd. (Australia)	127,451	5,898,638
Carpenter Technology Corp.	13,400	539,216
Cliffs Natural Resources, Inc.	23,800	1,856,638
CONSOL Energy, Inc.	23,100	1,125,894
Eurasian Natural Resources Corp. (United Kingdom)	113,584	1,855,878
Freeport-McMoRan Copper & Gold, Inc.	85,545	10,273,099
Haynes International, Inc.	10,300	430,849
Kobe Steel Ltd. (Japan)	487,000	1,235,645
Peabody Energy Corp.	62,800	4,017,944
Rio Tinto Ltd. (Australia)	77,632	6,786,478
SSAB AB (Class A Stock) (Sweden)	96,824	1,626,774
Steel Dynamics, Inc.	43,900	803,370
Umicore (Belgium)	64,229	3,340,495
United States Steel Corp.(a)	46,200	2,699,004
Westmoreland Coal Co.*	31,300	373,722

		49,933,675

Office Equipment — 0.2%
Canon, Inc. (Japan)	76,950	3,990,140
Herman Miller, Inc.	17,000	430,100
Xerox Corp.	135,300	1,558,656

		5,978,896

Oil & Gas — 6.8%
ABB Ltd. (Switzerland)*	109,180	2,432,320
Anadarko Petroleum Corp.	19,800	1,507,968
Baker Hughes, Inc.	122,540	7,005,612
Beach Energy Ltd. (Australia)	2,519,025	2,228,633
BG Group PLC (United Kingdom)	131,229	2,651,587
BP PLC, ADR (United Kingdom)	126,700	5,596,339
Chevron Corp.	325,622	29,713,008
China Oilfield Services Ltd. (Class H Stock) (China)	798,000	1,728,891
Complete Production Services, Inc.*	44,100	1,303,155
Concho Resources, Inc.*	20,100	1,762,167
ConocoPhillips	144,700	9,854,070
Devon Energy Corp.	39,400	3,093,294
Diamond Offshore Drilling, Inc.(a)	8,300	555,021
EOG Resources, Inc.	39,800	3,638,118
EQT Corp.	38,100	1,708,404
Exxon Mobil Corp.	783,012	57,253,837
FMC Technologies, Inc.*(a)	67,218	5,976,352
Forest Oil Corp.*	13,300	505,001
Fugro NV (Netherlands)	15,555	1,278,356
GDF Suez (France)	84,890	3,045,844

SEE NOTES TO FINANCIAL STATEMENTS.

A360

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil & Gas (cont’d.)
GeoMet, Inc.*	113,600	$130,640
Halliburton Co.	54,200	2,212,986
Hess Corp.	57,600	4,408,704
Holly Corp.	16,400	668,628
Murphy Oil Corp.	92,700	6,910,785
National Fuel Gas Co.	10,000	656,200
Newfield Exploration Co.*	58,900	4,247,279
Occidental Petroleum Corp.	116,100	11,389,410
Petroleo Brasileiro SA, ADR (Brazil)	46,500	1,588,905
Praxair, Inc.	52,400	5,002,628
QEP Resources, Inc.	16,700	606,377
Range Resources Corp.	55,300	2,487,394
Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	168,900	11,260,563
Saipem SpA (Italy)	39,583	1,948,656
Schlumberger Ltd. (Netherlands)	274,515	22,922,003
Sempra Energy	46,200	2,424,576
Southwestern Energy Co.*	110,500	4,136,015
Statoil ASA (Norway)	210,420	4,998,108
Subsea 7, Inc. (Cayman Islands)*	64,631	1,682,496
Suncor Energy, Inc. (Canada)(a)	98,500	3,771,565
Ultra Petroleum Corp. (Canada)*	20,200	964,954
Valero Energy Corp.	105,400	2,436,848
Whiting Petroleum Corp.*	13,400	1,570,346

		241,264,043

Paper & Forest Products — 0.2%
Clearwater Paper Corp.*	16,031	1,255,227
Domtar Corp.	8,066	612,371
International Paper Co.	113,000	3,078,120
Weyerhaeuser Co.(a)	143,846	2,723,005

		7,668,723

Pharmaceuticals — 2.9%
Alkermes, Inc.*	36,800	451,904
Allergan, Inc.(a)	51,500	3,536,505
AmerisourceBergen Corp.	57,100	1,948,252
Astellas Pharma, Inc. (Japan)	35,200	1,341,840
Biogen Idec, Inc.*	27,200	1,823,760
BioMarin Pharmaceutical, Inc.*(a)	20,100	541,293
Bristol-Myers Squibb Co.	231,100	6,119,528
Celgene Corp.*	99,700	5,896,258
Cephalon, Inc.*(a)	17,100	1,055,412
Chugai Pharmaceutical Co. Ltd. (Japan)	42,400	778,125
CSL Ltd. (Australia)	67,931	2,521,418
Express Scripts, Inc.*	96,300	5,205,015
Gilead Sciences, Inc.*	149,900	5,432,376
GlaxoSmithKline PLC (United Kingdom)	9,997	193,269
GlaxoSmithKline PLC, ADR (United Kingdom)(a)	229,800	9,012,756
Hospira, Inc.*	18,900	1,052,541
Human Genome Sciences, Inc.*(a)	50,700	1,211,223
Kobayashi Pharmaceutical Co. Ltd. (Japan)	18,100	840,461
Medicines Co. (The)*	39,200	553,896

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (cont’d.)
Medicis Pharmaceutical Corp. (Class A Stock)	13,000	$348,270
Merck & Co., Inc.	467,789	16,859,116
Pfizer, Inc.	1,210,574	21,197,151
Roche Holding AG (Switzerland)	39,590	5,800,888
Rohto Pharmaceutical Co. Ltd. (Japan)	74,000	864,959
Sanofi-Aventis SA (France)	124,458	7,958,140
Valeant Pharmaceuticals International, Inc. (Canada)	33,480	947,149
Vertex Pharmaceuticals, Inc.*(a)	11,700	409,851

		103,901,356

Pipelines — 0.4%
El Paso Corp.	285,500	3,928,480
Spectra Energy Corp.	205,700	5,140,443
Williams Cos., Inc. (The)	174,300	4,308,696

		13,377,619

Printing & Publishing — 0.1%
Consolidated Graphics, Inc.*	8,460	409,718
McGraw-Hill Cos., Inc. (The)	47,900	1,744,039
Scholastic Corp.	16,900	499,226

		2,652,983

Real Estate — 0.2%
CB Richard Ellis Group, Inc. (Class A Stock)*	40,000	819,200
Goldcrest Co. Ltd. (Japan)	27,340	714,901
Kerry Properties Ltd. (Bermuda)	414,000	2,157,138
Lennar Corp. (Class A Stock)(a)	46,600	873,750
Mitsui Fudosan Co. Ltd. (Japan)	103,000	2,053,911
Soho China Ltd. (Cayman Islands)	2,079,500	1,546,355
St. Joe Co. (The)*(a)	18,500	404,225

		8,569,480

Real Estate Investment Trusts — 0.9%
AMB Property Corp.	23,400	742,014
AvalonBay Communities, Inc.	10,000	1,125,500
Camden Property Trust	20,100	1,084,998
Duke Realty Corp.	77,400	964,404
EastGroup Properties, Inc.	16,900	715,208
Kimco Realty Corp.	147,200	2,655,488
LaSalle Hotel Properties	37,400	987,360
Mirvac Group (Australia)	1,765,825	2,212,451
Potlatch Corp.	19,960	649,698
ProLogis	87,000	1,256,280
Public Storage, Inc.(a)	25,500	2,586,210
Regency Centers Corp.	16,600	701,184
Simon Property Group, Inc.	66,661	6,632,103
SL Green Realty Corp.(a)	18,518	1,250,150
Unibail-Rodamco SE (France)	13,382	2,646,608
Vornado Realty Trust	37,800	3,149,874
Weingarten Realty Investors(a)	36,700	871,992

		30,231,522

Restaurants — 0.6%
McDonald’s Corp.	160,600	12,327,656

SEE NOTES TO FINANCIAL STATEMENTS.

A361

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Restaurants (cont’d.)
Mitchells & Butlers PLC (United Kingdom)*	339,337	$1,851,699
Sonic Corp.*	35,125	355,465
Starbucks Corp.	196,600	6,316,758

		20,851,578

Retail & Merchandising — 2.7%
A.C. Moore Arts & Crafts, Inc.*	65,600	165,312
American Eagle Outfitters, Inc.	27,700	405,251
Bed Bath & Beyond, Inc.*	126,800	6,232,220
BJ’s Wholesale Club, Inc.*	16,800	804,720
Brown (N) Group PLC (United Kingdom)	223,467	1,038,944
CarMax, Inc.*	37,400	1,192,312
Casey’s General Stores, Inc.	8,000	340,080
Compagnie Financiere Richemont SA (Class A Stock) (Switzerland)	96,107	5,653,353
CVS Caremark Corp.	227,176	7,898,909
Dick’s Sporting Goods, Inc.*	22,400	840,000
Dollar Tree, Inc.*	20,300	1,138,424
Dress Barn, Inc.*	6,119	161,664
Drugstore.com, Inc.*(a)	176,200	389,402
Esprit Holdings Ltd. (Bermuda)	266,316	1,267,715
FamilyMart Co. Ltd. (Japan)	71,000	2,675,945
Gap, Inc. (The)	161,300	3,571,182
Hibbett Sports, Inc.*	9,900	365,310
Home Depot, Inc. (The)	213,200	7,474,792
Industria de Diseno Textil SA (Spain)	29,270	2,191,544
J. Crew Group, Inc.*	10,340	446,068
Kingfisher PLC (United Kingdom)	778,516	3,197,086
Kohl’s Corp.*	147,400	8,009,716
Lowe’s Cos., Inc.	437,100	10,962,468
Macy’s, Inc.	167,800	4,245,340
Pantry, Inc. (The)*	13,500	268,110
Parkson Retail Group Ltd. (Cayman Islands)	1,085,000	1,672,280
PPR (France)	19,329	3,073,712
Ross Stores, Inc.	52,500	3,320,625
Target Corp.	100,200	6,025,026
Wal-Mart Stores, Inc.	105,000	5,662,650
Walgreen Co.	123,100	4,795,976
Williams-Sonoma, Inc.	23,600	842,284

		96,328,420

Schools
Corinthian Colleges, Inc.*(a)	41,500	216,215

Semiconductors — 1.6%
Advanced Micro Devices, Inc.*	384,600	3,146,028
Applied Materials, Inc.	771,300	10,836,765
ASML Holding NV (Netherlands)	61,674	2,381,808
BTU International, Inc.*	15,500	139,345
Cree, Inc.*	3,800	250,382
Cymer, Inc.*	20,300	914,921
Hamamatsu Photonics KK (Japan)	67,900	2,482,168
Intel Corp.	365,200	7,680,156
Intersil Corp. (Class A Stock)	23,200	354,264
Lam Research Corp.*	6,500	336,570

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors (cont’d.)
Marvell Technology Group Ltd. (Bermuda)*	88,600	$1,643,530
Maxim Integrated Products, Inc.	50,600	1,195,172
MEMC Electronic Materials, Inc.*	35,900	404,234
Micron Technology, Inc.*(a)	1,179,900	9,462,798
National Semiconductor Corp.	515,900	7,098,784
NVIDIA Corp.*	196,000	3,018,400
ON Semiconductor Corp.*(a)	73,810	729,243
Semtech Corp.*	44,400	1,005,216
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,154,749	2,811,969
Varian Semiconductor Equipment Associates, Inc.*	24,900	920,553
Zoran Corp.*	45,712	402,266

		57,214,572

Telecommunications — 3.0%
Alcatel-Lucent (France)*	525,889	1,531,995
America Movil SAB de CV (Class L Stock), ADR (Mexico)	63,500	3,641,090
American Tower Corp. (Class A Stock)*	82,435	4,256,943
AT&T, Inc.	1,181,917	34,724,721
Corning, Inc.	305,400	5,900,328
Crown Castle International Corp.*	133,500	5,851,305
Finisar Corp.*	20,937	621,620
Hutchison Telecommunications Hong Kong Holdings Ltd. (Cayman Islands)	2,157,000	660,465
Ixia*(a)	65,000	1,090,700
JDS Uniphase Corp.*(a)	165,600	2,397,888
KDDI Corp. (Japan)	440	2,541,692
Leap Wireless International, Inc.*	10,000	122,600
Motorola, Inc.*	368,600	3,343,202
NII Holdings, Inc.*	29,800	1,330,868
NTELOS Holdings Corp.	26,900	512,445
QUALCOMM, Inc.	266,900	13,208,881
Quanta Services, Inc.*(a)	13,400	266,928
SBA Communications Corp. (Class A Stock)*	10,200	417,588
Sprint Nextel Corp.*	1,053,800	4,457,574
Telecom Italia SpA (Italy)	2,781,490	3,018,147
Telefonica SA (Spain)	278,153	6,305,862
Television Broadcasts Ltd. (Hong Kong)	133,000	718,660
Telstra Corp. Ltd. (Australia)	663,520	1,893,425
Vodafone Group PLC, ADR (United Kingdom)	323,692	8,555,180

		107,370,107

Tobacco — 0.3%
Philip Morris International, Inc.	210,400	12,314,712

Toys — 0.1%
Mattel, Inc.	101,700	2,586,231

Transportation — 1.3%
A.P. Moller – Maersk A/S (Class B Stock) (Denmark)	200	1,811,027
C.H. Robinson Worldwide, Inc.(a)	26,200	2,100,978

SEE NOTES TO FINANCIAL STATEMENTS.

A362

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Transportation (cont’d.)
Cargotec Corp. (Class B Stock) (Finland)	27,587	$1,438,831
Central Japan Railway Co. (Japan)	363	3,040,276
CSX Corp.	94,200	6,086,262
Expeditors International of Washington, Inc.(a)	32,500	1,774,500
FedEx Corp.	44,300	4,120,343
Greenbrier Cos., Inc.*	33,700	707,363
Knight Transportation, Inc.	40,400	767,600
Nippon Yusen Kabushiki Kaisha (Japan)	174,000	771,524
Ryder System, Inc.	32,900	1,731,856
Union Pacific Corp.	100,900	9,349,394
United Parcel Service, Inc. (Class B Stock)	138,800	10,074,104
UTi Worldwide, Inc. (British Virgin Islands)	40,900	867,080

		44,641,138

Utilities — 1.4%
AES Corp. (The)*	496,100	6,042,498
Alliant Energy Corp.	30,100	1,106,777
CenterPoint Energy, Inc.	296,800	4,665,696
Constellation Energy Group, Inc.	128,800	3,945,144
Dominion Resources, Inc.	19,100	815,952
E.ON AG (Germany)	148,265	4,544,062
EDF Energies Nouvelles SA (France)	18,765	793,901
Entergy Corp.	67,000	4,745,610
FirstEnergy Corp.(a)	61,000	2,258,220
GenOn Energy, Inc.*	176,291	671,669
Great Plains Energy, Inc.	43,200	837,648
NextEra Energy, Inc.	54,300	2,823,057
OGE Energy Corp.	23,500	1,070,190
PPL Corp.	125,300	3,297,896
Public Service Enterprise Group, Inc.	33,600	1,068,816
SembCorp Industries Ltd. (Singapore)	1,078,911	4,321,192
Southwest Gas Corp.	30,400	1,114,768
Sumco Corp. (Japan)*	139,300	1,990,245
TECO Energy, Inc.	101,600	1,808,480

		47,921,821

TOTAL COMMON STOCKS (cost $1,952,603,313)		2,249,644,740

PREFERRED STOCKS — 0.1%
Automobile Manufacturers
General Motors Co. General Motors Co.,
4.75%, CVT*	8,800	476,168

Automotive Parts
Dana Holding Corp., Series B,
4.00%, 144A*	1,325	189,475

PREFERRED STOCKS (continued)	Shares	Value (Note 2)

Financial Service — 0.1%
Ally Financial, Inc., Series G,
7.00%, CVT, 144A*	1,100	$1,039,672

Telecommunications
Lucent Technologies Capital Trust I,
7.75%, CVT*	300	265,800

U.S. Government Agency Obligation
Federal National Mortgage Assoc., Series S,
8.25%*	8,550	5,237

TOTAL PREFERRED STOCKS (cost $1,842,594)		1,976,352

	Units
WARRANTS *
Clothing & Apparel
Anvil Holdings, Inc. (Class A Stock), expiring on 02/05/12(g)	1,395	28
Anvil Holdings, Inc. (Class B Stock), expiring on 02/05/12(g)	1,550	15

TOTAL WARRANTS (cost $0)		43

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.7%
Ally Auto Receivables Trust,
Series 2009-B, Class C, 144A(g)
4.06%		05/16/16	A2	$1,625	1,686,581
Series 2010-1, Class A4
2.30%		12/15/14	Aaa	630	642,547
AmeriCredit Automobile Receivables Trust,
Series 2010-2, Class B
2.73%		03/09/15	Aa1	1,017	1,033,318
CarMax Auto Owner Trust,
Series 2009-2, Class B
4.65%		08/17/15	A+(d)	1,335	1,417,414
CenterPoint Energy Transition Bond Co. LLC,
Series 2001-1, Class A4
5.63%		09/15/15	Aaa	169	181,405
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599%		09/25/31	A3	23	13,118
Chesapeake Funding LLC,
Series 2009-4A, Class C, 144A(g)
2.265%	(c)	09/07/20	A2	1,060	1,060,000
CNH Equipment Trust,
Series 2007-A, Class B
5.09%		06/16/14	A3	255	255,373
Series 2009-C, Class A3
1.85%		12/16/13	Aaa	519	523,266

SEE NOTES TO FINANCIAL STATEMENTS.

A363

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Series 2010-A, Class A4
2.49%		01/15/16	Aaa	$1,350	$1,380,302
Series 2010-C, Class A4
1.75%		05/16/16	Aaa	1,900	1,866,805
CNH Wholesale Master Note Trust,
Series 2009-1A, Class A, 144A(g)
1.96%	(c)	07/15/15	AAA(d)	1,209	1,221,983
Countrywide Asset-Backed Certificates,
Series 2004-BC1, Class M2
1.866%	(c)	01/25/34	A2	951	670,825
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A4
6.19%		03/01/13	Aaa	150	151,277
Ford Credit Auto Owner Trust,
Series 2009-D, Class D, 144A(g)
8.14%		02/15/16	A3	400	446,631
Series 2009-E, Class A4
2.42%		11/15/14	Aaa	2,290	2,347,842
Ford Credit Floorplan Master Owner Trust,
Series 2010-3, Class C, 144A(g)
4.99%		02/15/17	Aa3	1,485	1,552,827
GE Capital Credit Card Master Note Trust,
Series 2009-2, Class A
3.69%		07/15/15	Aaa	1,585	1,645,177
GE Equipment Midticket LLC,
Series 2010-1, Class A4, 144A(g)
1.47%		07/14/15	Aaa	2,895	2,869,146
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH1, Class AV2
0.321%	(c)	11/25/36	A1	21	21,057
Marriott Vacation Club Owner Trust,(g)
Series 2006-1A, Class A, 144A
5.737%		04/20/28	Aaa	140	147,823
Series 2006-2A, Class A, 144A
5.362%		10/20/28	Aaa	41	42,258
MBNA Credit Card Master Note Trust,
Series 2006-C3, Class C3
0.55%	(c)	10/15/13	A3	240	239,403
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-WMC1, Class M1
0.761%	(c)	09/25/35	Baa1	961	863,565
Navistar Financial Corp. Owner Trust,
Series 2010-A, Class B, 144A(g)
4.17%		10/20/14	Aa2	1,370	1,426,019
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.52%		11/12/12	Aa3	318	318,022
World Financial Network Credit Card Master Trust,
Series 2010-A, Class A
3.96%		04/15/19	AAA(d)	810	830,884

TOTAL ASSET-BACKED SECURITIES (cost $24,412,019)					24,854,868

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
American Tower Trust,
Series 2007-1A, Class D, 144A(g)
5.957%		04/15/37	Baa2	$250	$264,165
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648%		09/11/36	AAA(d)	350	366,835
Series 2005-3, Class A2
4.501%		07/10/43	Aaa	508	511,559
Series 2007-1, Class AAB
5.422%		01/15/49	Aaa	3,090	3,258,147
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A4A
4.871%		09/11/42	Aaa	2,135	2,249,110
Series 2005-PWR9, Class AAB
4.804%		09/11/42	Aaa	373	388,936
Series 2006-PW12, Class A4
5.722%	(c)	09/11/38	Aaa	300	327,319
Series 2006-PW13, Class A4
5.54%		09/11/41	AAA(d)	1,182	1,268,522
Series 2007-PW15, Class AAB
5.315%		02/11/44	Aaa	525	551,213
Series 2007-PW17, Class A1
5.282%		06/11/50	AAA(d)	622	632,878
Series 2007-T28, Class A4
5.742%	(c)	09/11/42	AAA(d)	755	817,323
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%		10/15/48	Aaa	1,655	1,775,233
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A4
5.815%	(c)	12/10/49	Aaa	1,300	1,398,697
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467%		09/15/39	Aaa	2,015	2,113,301
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A2
6.531%		05/15/33	Aaa	202	202,379
GMAC Commercial Mortgage Securities, Inc.,
Series 2001-C2, Class A2
6.70%		04/15/34	AAA(d)	299	300,473
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class A3
4.569%		08/10/42	Aaa	800	818,370
Series 2005-GG3, Class AAB
4.619%		08/10/42	Aaa	128	133,156
GS Mortgage Securities Corp. II,
Series 2006-GG6, Class A4
5.553%	(c)	04/10/38	AA-(d)	1,815	1,949,559
Series 2010-C2, Class A2, 144A
5.162%		12/25/43	Aaa	1,955	2,018,538
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class ASB
4.824%	(c)	10/15/42	Aaa	287	301,076
Series 2005-LDP5, Class A4
5.203%	(c)	12/15/44	Aaa	1,900	2,045,471

SEE NOTES TO FINANCIAL STATEMENTS.

A364

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-CB15, Class A4
5.814%	(c)	06/12/43	Aaa	$1,450	$1,554,525
Series 2006-CB16, Class A4
5.552%		05/12/45	Aaa	3,135	3,349,413
Series 2006-LDP9, Class A1
5.17%		05/15/47	Aaa	239	241,156
Series 2006-LDP9, Class A3
5.336%		05/15/47	Aa3	130	134,917
LB-UBS Commercial Mortgage Trust,
Series 2004-C2, Class A2
3.246%		03/15/29	Aaa	48	48,303
Series 2006-C1, Class A4
5.156%		02/15/31	AAA(d)	2,200	2,349,991
Series 2006-C7, Class A3
5.347%		11/15/38	AAA(d)	861	910,300
Morgan Stanley Capital I,
Series 2007-HQ11, Class A4
5.447%	(c)	02/12/44	Aaa	1,760	1,826,478
Series 2007-IQ14, Class A4
5.692%	(c)	04/15/49	Aa2	1,725	1,787,780
Series 2007-IQ15, Class A4
5.879%	(c)	06/11/49	BBB+(d)	600	642,467
Series 2008-T29, Class A4
6.28%	(c)	01/11/43	AA(d)	2,038	2,245,888
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C24, Class A3
5.558%	(c)	03/15/45	Aaa	2,108	2,276,241

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $35,499,231)					41,059,719

CONVERTIBLE BONDS
Electronic Components & Equipment
General Cable Corp.,
Sub. Notes
4.50%		11/15/29	B2	150	178,313

Telecommunications
Leap Wireless International, Inc.,
Sr. Unsec’d. Notes
4.50%		07/15/14	Caa1	100	89,500
Virgin Media Finance PLC,
Gtd. Notes (United Kingdom)
9.50%		08/15/16	Ba3	450	508,500

					598,000

TOTAL CONVERTIBLE BONDS (cost $740,660)					776,313

CORPORATE OBLIGATIONS — 11.1%
Advertising
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
10.00%		07/15/17	Ba2	50	58,500
InVentiv Health, Inc.,
Gtd. Notes, 144A
10.00%		08/15/18	Caa1	250	250,625

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Advertising (cont’d.)
Lamar Media Corp.,
Gtd. Notes
7.875%	04/15/18	B1	$200	$212,500
Omnicom Group, Inc.,
Sr. Unsec’d. Notes
4.45%	08/15/20	Baa1	425	415,875

				937,500

Aerospace & Defense — 0.1%
Esterline Technologies Corp.,
Gtd. Notes, 144A
7.00%	08/01/20	Ba3	125	128,750
L-3 Communications Corp.,
Gtd. Notes
4.75%	07/15/20	Baa3	560	550,189
6.375%	10/15/15	Ba1	200	206,000
Moog, Inc.,
Sr. Sub. Notes
7.25%	06/15/18	Ba3	75	78,375
Sequa Corp.,
Gtd. Notes, 144A
11.75%	12/01/15	Caa2	175	187,250
Gtd. Notes, 144A, PIK
13.50%	12/01/15	Caa2	75	81,094
Spirit Aerosystems, Inc.,
Gtd. Notes
7.50%	10/01/17	Ba3	75	78,000
TransDigm, Inc.,
Sr. Sub. Notes, 144A
7.75%	12/15/18	B3	450	465,750

				1,775,408

Airlines — 0.2%
American Airlines, Inc.,
Pass-Through Certificates
7.858%	04/01/13	Ba1	75	78,000
Continental Airlines, Inc.,
Pass-Through Certificates
4.75%	01/12/21	Baa2	275	274,313
7.25%	05/10/21	Baa2	229	255,929
9.00%	07/08/16	Baa2	403	459,446
9.25%	11/10/18	Ba2	24	25,706
Sr. Sec’d. Notes, 144A
6.75%	09/15/15	Ba2	525	540,750
Delta Air Lines, Inc.,
Pass-Through Certificates
4.95%	05/23/19	Baa2	270	270,675
7.75%	06/17/21	Baa2	225	248,664
Sec’d. Notes, 144A
12.25%	03/15/15	B2	275	310,062
Sr. Sec’d. Notes, 144A
9.50%	09/15/14	Ba2	427	464,896
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	03/01/17	Baa3	1,590	1,595,891

SEE NOTES TO FINANCIAL STATEMENTS.

A365

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Airlines (cont’d.)
Tam Capital 2, Inc.,
Gtd. Notes (Cayman Islands)
9.50%	01/29/20	B(d)	$570	$618,450
United Air Lines, Inc.,
Sec’d. Notes, 144A
12.00%	11/01/13	B3	75	82,688

				5,225,470

Automobile Manufacturers — 0.1%
Daimler Finance North America LLC,
Gtd. Notes
6.50%	11/15/13	A3	800	905,655
Ford Motor Co.,
Sr. Unsec’d. Notes
7.45%	07/16/31	Ba3	175	187,469
Oshkosh Corp.,
Gtd. Notes
8.25%	03/01/17	B2	150	163,125
8.50%	03/01/20	B2	150	164,625

				1,420,874

Automotive Parts
Affinia Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A
10.75%	08/15/16	B1	22	24,420
Allison Transmission, Inc.,
Gtd. Notes, 144A, PIK
11.25%	11/01/15	Caa2	50	54,500
AutoZone, Inc.,
Sr. Unsec’d. Notes
4.00%	11/15/20	Baa2	665	628,074
Commercial Vehicle Group, Inc.,
Gtd. Notes, PIK(g)
11.00%	02/15/13	NR	69	73,612
Goodyear Tire & Rubber Co. (The),
Sr. Unsec’d. Notes
10.50%	05/15/16	B1	200	228,000

				1,008,606

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
5.375%	01/15/20	Baa2	700	758,511
Gtd. Notes, 144A(g)
5.375%	11/15/14	Baa2	405	446,210
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.50%	11/15/15	Aa3	1,325	1,271,791
Coca-Cola Femsa SAB de CV,
Sr. Unsec’d. Notes (Mexico)
4.625%	02/15/20	A3	300	308,802
Constellation Brands, Inc.,
Gtd. Notes
8.375%	12/15/14	Ba3	25	27,312

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Beverages (cont’d.)
Cott Beverages, Inc.,
Gtd. Notes
8.125%		09/01/18	B3		$200	$215,500
8.375%		11/15/17	B3		175	189,000

						3,217,126

Biotechnology
Bio-Rad Laboratories, Inc.,
Sr. Sub. Notes
8.00%		09/15/16	Ba2		125	135,625
FMC Finance III SA,
Gtd. Notes (Luxembourg)
6.875%		07/15/17	Ba2		25	26,500
Talecris Biotherapeutics Holdings Corp.,
Gtd. Notes
7.75%		11/15/16	B1		200	217,000

						379,125

Broadcasting
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A(g)
6.25%		06/01/18	Baa2		409	456,798
8.375%		03/01/39	Baa2		255	330,457
Unsec’d. Notes
7.125%		10/01/12	Baa2		140	153,541
Fisher Communications, Inc.,
Gtd. Notes
8.625%		09/15/14	B2		25	25,375

						966,171

Building Materials — 0.1%
Associated Materials LLC,
Sr. Sec’d. Notes, 144A
9.125%		11/01/17	B3		250	261,250
Corp. GEO SAB de CV,
Gtd. Notes, 144A (Mexico)(g)
9.25%		06/30/20	Ba3		290	328,425
Gibraltar Industries, Inc.,
Gtd. Notes
8.00%		12/01/15	B3		175	176,313
Grohe Holding GmbH, (Germany)
Gtd. Notes, 144A
8.625%		10/01/14	Caa1	EUR	50	68,820
Sr. Sec’d. Notes
3.86%	(c)	01/15/14	B3	EUR	175	226,254
Heidelbergcement Finance BV,
Gtd. Notes (Netherlands)
8.00%		01/31/17	B1	EUR	50	71,325
Holcim US Finance Sarl & Cie SCS,
Gtd. Notes, 144A (Luxembourg)(g)
6.00%		12/30/19	Baa2		835	867,101
Interline Brands, Inc.,
Gtd. Notes, 144A
7.00%		11/15/18	B2		100	101,500

SEE NOTES TO FINANCIAL STATEMENTS.

A366

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Building Materials (cont’d.)
Masco Corp.,
Sr. Unsec’d. Notes
6.125%	10/03/16	Ba2		$25	$25,549
7.125%	03/15/20	Ba2		150	156,919
Nortek, Inc.,
Gtd. Notes, 144A
10.00%	12/01/18	Caa2		200	206,500
Obrascon Huarte Lain SA,
Sr. Unsec’d. Notes, MTN (Spain)
7.375%	04/28/15	Ba2	EUR	50	62,980
Ply Gem Industries, Inc.,
Sr. Sec’d. Notes
11.75%	06/15/13	Caa1		250	267,500
Rearden G Holdings EINS GmbH,
Gtd. Notes, 144A (Germany)(g)
7.875%	03/30/20	B1		380	400,900
Texas Industries, Inc.,
Gtd. Notes, 144A
9.25%	08/15/20	B3		175	185,938
Urbi Desarrollos Urbanos SAB de CV,
Gtd. Notes (Mexico)
8.50%	04/19/16	Ba3		350	371,000
USG Corp.,
Gtd. Notes, 144A
8.375%	10/15/18	B2		100	98,000
9.75%	08/01/14	B2		300	316,500

					4,192,774

Business Services
Fidelity National Information Services, Inc.,
Gtd. Notes, 144A
7.625%	07/15/17	Ba2		175	184,187
7.875%	07/15/20	Ba2		125	132,188
FTI Consulting, Inc.,
Gtd. Notes, 144A
6.75%	10/01/20	Ba2		250	248,125

					564,500

Cable Television — 0.2%
Belo Corp.,
Sr. Unsec’d. Notes
8.00%	11/15/16	Ba1		350	377,125
Coleman Cable, Inc.,
Gtd. Notes
9.00%	02/15/18	B3		175	181,125
Comcast Corp.,
Gtd. Notes
5.70%	05/15/18	Baa1		1,235	1,359,150
CSC Holdings LLC,
Sr. Unsec’d. Notes
8.50%	04/15/14	Ba3		425	466,969
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
5.875%	10/01/19	Baa2		845	918,382
7.625%	05/15/16	Baa2		125	138,594
DIRECTV Holdings LLC,
Gtd. Notes
3.55%	03/15/15	Baa2		570	579,076

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Cable Television (cont’d.)
DISH DBS Corp.,
Gtd. Notes
6.375%	10/01/11	Ba3		$25	$25,750
6.625%	10/01/14	Ba3		50	51,875
7.75%	05/31/15	Ba3		100	106,250
7.875%	09/01/19	Ba3		675	705,375
Net Servicos de Comunicacao SA,
Gtd. Notes (Brazil)
7.50%	01/27/20	Ba1		540	619,650
Umbrella Acquisition, Inc.,
Gtd. Notes, 144A, PIK
9.75%	03/15/15	Caa2		456	492,131
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	11/01/20(a)	B2		400	420,000
12.00%	07/01/14	B2		250	273,750
Sr. Unsec’d. Notes, 144A(a)
8.50%	05/15/21	Caa2		500	506,250

					7,221,452

Chemicals — 0.2%
Ashland, Inc.,
Gtd. Notes
9.125%	06/01/17	Ba1		650	749,125
Celanese US Holdings LLC,
Gtd. Notes, 144A
6.625%	10/15/18	Ba3		150	154,875
CF Industries, Inc.,
Gtd. Notes
6.875%	05/01/18	B1		250	267,500
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
2.50%	02/15/16	Baa3		775	744,349
4.25%	11/15/20	Baa3		750	718,423
8.55%	05/15/19	Baa3		670	839,676
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC,
Sec’d. Notes, 144A
9.00%	11/15/20	Caa1		125	132,188
Sr. Sec’d. Notes
8.875%	02/01/18	B3		225	240,469
Huntsman International LLC,
Gtd. Notes
5.50%	06/30/16	B1		125	120,938
8.625%	03/15/20	B3		50	54,375
Gtd. Notes, 144A(a)
8.625%	03/15/21	B3		350	378,000
INVISTA,
Gtd. Notes, 144A
9.25%	05/01/12	Ba3		89	90,558
Kerling PLC,
Sr. Sec’d. Notes, 144A (United Kingdom)
10.625%	02/01/17	B3	EUR	250	360,803
Lyondell Chemical Co.,
Sr. Sec’d. Notes
11.00%	05/01/18	B2		525	594,562
Sr. Sec’d. Notes, 144A
8.00%	11/01/17	Ba2		474	524,362

SEE NOTES TO FINANCIAL STATEMENTS.

A367

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Chemicals (cont’d.)
Momentive Performance Materials, Inc.,
Gtd. Notes
11.50%	12/01/16	Caa2	$275	$298,375
Sec’d. Notes, 144A
9.00%	01/15/21	Caa1	225	237,375
Omnova Solutions, Inc.,
Gtd. Notes, 144A
7.875%	11/01/18	B2	75	75,563
PolyOne Corp.,
Sr. Unsec’d. Notes
7.375%	09/15/20	Ba3	125	129,531
Rohm and Haas Co.,
Sr. Unsec’d. Notes
7.85%	07/15/29	BBB-(d)	200	232,399
Solutia, Inc.,
Gtd. Notes
8.75%	11/01/17	B1	475	520,125
Westlake Chemical Corp.,
Gtd. Notes
6.625%	01/15/16	Ba2	100	103,375

				7,566,946

Clothing & Apparel
Hanesbrands, Inc.,
Gtd. Notes
8.00%	12/15/16	B1	100	107,250
Gtd. Notes, 144A
6.375%	12/15/20	B1	425	403,750
Levi Strauss & Co.,
Sr. Unsec’d. Notes
7.625%	05/15/20(a)	B2	275	283,937
8.875%	04/01/16	B2	50	52,750

				847,687

Commercial Banks — 0.1%
Amsouth Bank,
Sub. Notes
5.20%	04/01/15	Ba3	400	385,500
Axis Bank Ltd.,
Sr. Unsec’d. Notes, 144A (India)(g)
4.75%	05/02/16	Baa2	250	241,098
Banco de Credito del Peru,
Sr. Notes, 144A (Peru)(g)
5.375%	09/16/20	Baa2	310	305,350
Banco Votorantim SA,
Sub. Notes, 144A (Brazil)(g)
7.375%	01/21/20	Baa2	250	263,450
BPCE SA,
Sr. Unsec’d. Notes, 144A (France)(g)
2.375%	10/04/13	Aa3	985	981,329
KeyCorp.,
Sr. Notes, MTN
3.75%	08/13/15	Baa1	1,225	1,229,040
Regions Bank,
Sub. Notes
7.50%	05/15/18	Ba3	250	257,500

				3,663,267

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Commercial Services — 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
7.625%		05/15/14	B3		$213	$218,325
9.625%		03/15/18	B3		25	26,938
Bankrate, Inc.,
Gtd. Notes, 144A
11.75%		07/15/15	B2		125	138,750
DP World Ltd.,
Sr. Unsec’d. Notes, 144A (United Arab Emirates)
6.85%		07/02/37	Ba1		320	294,254
Education Management LLC/Education Management Finance Corp.,
Gtd. Notes(a)
8.75%		06/01/14	B2		250	256,250
Europcar Groupe SA,
Sec’d. Notes, 144A (France)
4.550%	(c)	05/15/13	B3	EUR	100	128,286
Garda World Security Corp.,
Sr. Unsec’d. Notes, 144A (Canada)
9.75%		03/15/17	B3		125	134,063
Geo Group, Inc. (The),
Gtd. Notes
7.75%		10/15/17	B1		100	105,000
Hertz Holdings Netherlands BV,
Sr. Sec’d. Notes, 144A (Netherlands)
8.50%		07/31/15	B1	EUR	175	251,393
iPayment, Inc.,
Gtd. Notes
9.75%		05/15/14	Caa1		50	47,000
Mac-Gray Corp.,
Gtd. Notes
7.625%		08/15/15	B3		250	245,625
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC,
Gtd. Notes, 144A
8.875%		03/15/18	B1		200	214,000
PHH Corp.,
Sr. Unsec’d. Notes, 144A
9.25%		03/01/16	Ba2		275	290,125
Seminole Indian Tribe of Florida, Notes, 144A
7.75%		10/01/17	Ba1		150	154,875
Service Corp. International,
Sr. Unsec’d. Notes
8.00%		11/15/21	B1		350	367,500
ServiceMaster Co. (The),
Gtd. Notes, 144A, PIK
10.75%		07/15/15	B3		400	428,000
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc.,
Gtd. Notes
10.75%		08/01/16	B1		725	784,812
United Rentals North America, Inc.,
Gtd. Notes
8.375%		09/15/20	Caa1		175	178,062
10.875%		06/15/16	B2		75	85,688

						4,348,946

SEE NOTES TO FINANCIAL STATEMENTS.

A368

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Computer Hardware — 0.1%
Hewlett-Packard Co., Sr. Unsec’d. Notes
2.20%	12/01/15	A2	$2,295	$2,260,263
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.00%	01/05/16	Aa3	2,275	2,224,449

				4,484,712

Computer Services & Software — 0.1%
Aspect Software, Inc.,
Sr. Notes, 144A
10.625%	05/15/17	Caa1	75	76,969
Brocade Communications Systems, Inc.,
Sr. Sec’d. Notes
6.875%	01/15/20	Ba2	75	79,875
First Data Corp.,
Sr. Sec’d. Notes, 144A
8.875%	08/15/20	B1	300	316,500
JDA Software Group, Inc.,
Gtd. Notes
8.00%	12/15/14	B1	325	350,187
MedAssets, Inc.,
Sr. Notes, 144A
8.00%	11/15/18	B3	225	226,125
Open Solutions, Inc.,
Gtd. Notes, 144A
9.75%	02/01/15	Caa2	125	87,188
Seagate HDD Cayman,
Gtd. Notes, 144A (Cayman Islands)
6.875%	05/01/20	Ba1	275	262,625
Seagate Technology HDD Holdings,
Gtd. Notes (Cayman Islands)
6.80%	10/01/16	Ba1	25	25,125
Seagate Technology International,
Sec’d. Notes, 144A (Cayman Islands)
10.00%	05/01/14	Baa3	75	87,937

				1,512,531

Conglomerates — 0.1%
Altria Group, Inc.,
Gtd. Notes
4.125%	09/11/15	Baa1	1,025	1,071,717
9.25%	08/06/19	Baa1	750	978,780

				2,050,497

Construction
Aeropuertos Argentina 2000 SA,
Sr. Sec’d. Notes, 144A (Argentina)(g)
10.75%	12/01/20	B2	250	265,285
Dycom Investments, Inc.,
Gtd. Notes
8.125%	10/15/15	Ba3	250	256,875

				522,160

Consumer Products & Services — 0.1%
Central Garden & Pet Co.,
Gtd. Notes
8.25%	03/01/18	B2	250	253,125

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Consumer Products & Services (cont’d.)
Church & Dwight Co., Inc.,
Sr. Unsec’d. Notes
3.35%	12/15/15	Baa3		$210	$210,663
Controladora Mabe SA CV,
Gtd. Notes, 144A (Mexico)(g)
7.875%	10/28/19	BBB-(d)		550	622,875
Deluxe Corp.,
Sr. Unsec’d. Notes
7.375%	06/01/15	Ba1		500	521,250
Scotts Miracle-Gro Co. (The),
Gtd. Notes
7.25%	01/15/18	B1		75	78,937
Sealy Mattress Co.,
Gtd. Notes
8.25%	06/15/14	Caa1		150	153,375
Sr. Sec’d. Notes, 144A
10.875%	04/15/16	Ba3		725	819,250

					2,659,475

Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC,
Sr. Sec’d. Notes, 144A (Ireland)
7.375%	10/15/17	Ba3		150	154,687
Ball Corp.,
Gtd. Notes
7.125%	09/01/16	Ba1		125	134,688
7.375%	09/01/19	Ba1		75	80,625
Berry Plastics Corp.,
Sr. Sec’d. Notes
8.25%	11/15/15	B1		200	212,000
Sr. Sec’d. Notes, 144A(a)
9.75%	01/15/21	Caa1		425	420,750
BWAY Holding Co.,
Gtd. Notes, 144A
10.00%	06/15/18	B3		475	512,406
Crown Americas LLC/Crown Americas Capital Corp. II,
Gtd. Notes
7.625%	05/15/17	Ba3		25	26,875
Crown European Holdings SA,
Sr. Notes, 144A (France)
7.125%	08/15/18	Ba1	EUR	75	104,483
Graphic Packaging International, Inc.,
Gtd. Notes
7.875%	10/01/18	B3		200	209,500
9.50%	06/15/17	B3		100	109,125
Greif, Inc.,
Sr. Unsec’d. Notes
7.75%	08/01/19	Ba2		25	27,375
Owens-Brockway Glass Container, Inc.,
Gtd. Notes
7.375%	05/15/16	Ba3		100	106,250
Plastipak Holdings, Inc.,
Sr. Notes, 144A
10.625%	08/15/19	B(d)		200	224,750
10.625%	08/15/19	B3		50	56,188
Sealed Air Corp.,
Sr. Notes
7.875%	06/15/17	Baa3		25	27,492

SEE NOTES TO FINANCIAL STATEMENTS.

A369

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Containers & Packaging (cont’d.)
Silgan Holdings, Inc.,
Sr. Unsec’d. Notes
7.25%	08/15/16	Ba3	$50	$53,250
Solo Cup Co./Solo Cup Operating Corp.,
Sr. Sec’d. Notes
10.50%	11/01/13	B2	200	209,000

				2,669,444

Distribution/Wholesale
KAR Auction Services, Inc.,
Gtd. Notes
10.00%	05/01/15	Caa1	125	132,500
Minerva Overseas II Ltd.,
Gtd. Notes, 144A (Cayman Islands)(g)
10.875%	11/15/19	B3	485	512,887

				645,387

Diversified Operations — 0.1%
Amsted Industries, Inc.,
Sr. Notes, 144A
8.125%	03/15/18	B1	125	132,656
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A (Canada)
6.30%	05/01/14	Ba2	500	521,250
Cooper US, Inc.,
Gtd. Notes
6.10%	07/01/17	A3	270	307,398
Sr. Notes
2.375%	01/15/16	A3	570	562,237

				1,523,541

Electric — 0.5%
Alabama Power Co.,
Sr. Unsec’d. Notes
3.375%	10/01/20	A2	1,965	1,858,589
Calpine Corp.,
Sr. Sec’d. Notes, 144A
7.50%	02/15/21	B1	375	369,375
7.875%	07/31/20	B1	100	101,250
Dubai Electricity & Water Authority,
Sr. Unsec’d. Notes, 144A (United Arab Emirates)
7.375%	10/21/20	Ba2	725	679,688
Duke Energy Carolinas LLC,
First Mortgage
5.30%	02/15/40	A1	790	801,618
EDP Finance BV,
Sr. Unsec’d. Notes, 144A (Netherlands)(g)
4.90%	10/01/19	A3	650	554,084
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.00%	05/15/35	Baa2	190	187,565
Electricite de France,
Sr. Unsec’d. Notes, 144A (France)(g)
6.95%	01/26/39	Aa3	250	295,820
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
Sr. Sec’d. Notes
10.00%	12/01/20	Caa3	1,125	1,160,182

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Electric (cont’d.)
FirstEnergy Solutions Corp.,
Gtd. Notes
4.80%	02/15/15	Baa2	$1,265	$1,328,356
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
7.875%	06/15/17	B3	50	48,500
Georgia Power Co.,
Sr. Unsec’d. Notes
4.75%	09/01/40	A3	770	713,367
Israel Electric Corp. Ltd.,
Sr. Sec’d. Notes (Israel)
9.375%	01/28/20	Baa2	900	1,131,329
Korea Hydro & Nuclear Power Co. Ltd.,
Sr. Unsec’d. Notes, 144A (South Korea)(g)
3.125%	09/16/15	A1	195	189,044
LG&E And KU Energy LLC,
Notes, 144A(g)
2.125%	11/15/15	Baa2	710	681,116
Majapahit Holding BV,
Gtd. Notes (Netherlands)
7.75%	01/20/20	Ba2	1,320	1,521,300
Massachusetts Electric Co.,
Sr. Unsec’d. Notes, 144A(g)
5.90%	11/15/39	A3	750	777,460
Nisource Finance Corp.,
Gtd. Notes
6.25%	12/15/40	Baa3	350	355,802
NRG Energy, Inc.,
Gtd. Notes
7.375%	02/01/16	B1	125	128,125
7.375%	01/15/17	B1	225	231,750
Gtd. Notes, 144A(a)
8.25%	09/01/20	B1	725	743,125
NSTAR Electric Co.,
Sr. Unsec’d. Notes
5.50%	03/15/40	A1	1,045	1,075,624
Public Service Electric & Gas Co.,
Sec’d. Notes, MTN
5.375%	11/01/39	A2	735	748,402
5.70%	12/01/36	A2	225	239,203
Southern California Edison Co.,
First Mortgage
5.50%	03/15/40	A1	1,300	1,347,961

				17,268,635

Electronic Components & Equipment
Emerson Electric Co.,
Sr. Unsec’d. Notes
5.25%	11/15/39	A2	830	843,600
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
7.75%	07/15/16	Ba1	50	56,125
NXP BV/NXP Funding LLC, (Netherlands)
Gtd. Notes (a)
9.50%	10/15/15	Caa2	100	107,000
Sr. Sec’d. Notes, 144A
9.75%	08/01/18	B3	150	168,750

				1,175,475

SEE NOTES TO FINANCIAL STATEMENTS.

A370

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Energy — Alternate Sources
Power Sector Assets & Liabilities Management Corp.,
Gov’t. Gtd. Notes (Philippines)
7.39%	12/02/24	Ba3		$900	$1,046,361

Entertainment & Leisure — 0.2%
AMC Entertainment, Inc.,
Gtd. Notes
8.75%	06/01/19	B1		500	533,750
Ameristar Casinos, Inc.,
Gtd. Notes
9.25%	06/01/14	B2		300	321,000
Cedar Fair LP/Canada’s Wonderland Co.,
Gtd. Notes, 144A
9.125%	08/01/18	B2		175	188,344
Cinemark USA, Inc.,
Gtd. Notes
8.625%	06/15/19	B3		500	541,250
Cirsa Funding Luxembourg SA,
Gtd. Notes, 144A (Luxembourg)
8.75%	05/15/18	B3	EUR	150	205,457
Codere Finance Luxembourg SA,
Sr. Sec’d. Notes, 144A (Luxembourg)
8.25%	06/15/15	B2	EUR	725	963,980
Easton-Bell Sports, Inc.,
Sr. Sec’d. Notes
9.75%	12/01/16	B2		50	54,875
Lions Gate Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
10.25%	11/01/16	B1		250	259,687
NCL Corp. Ltd. (Bermuda)
Sr. Notes, 144A
9.50%	11/15/18	Caa1		100	103,000
Sr. Sec’d. Notes
11.75%	11/15/16	B2		325	379,031
Pinnacle Entertainment, Inc.,
Gtd. Notes
8.625%	08/01/17	B1		75	81,750
8.75%	05/15/20	Caa1		175	181,125
Regal Cinemas Corp.,
Gtd. Notes
8.625%	07/15/19	B2		350	371,000
Regal Entertainment Group,
Gtd. Notes
9.125%	08/15/18	B3		100	106,500
Seneca Gaming Corp.,
Gtd. Notes, 144A
8.25%	12/01/18	B1		175	175,437
Speedway Motorsports, Inc.,
Gtd. Notes
6.75%	06/01/13	Ba2		50	50,375
8.75%	06/01/16	Ba1		900	969,750
Travelport LLC,
Gtd. Notes
11.875%	09/01/16	Caa1		25	24,563

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Entertainment & Leisure (cont’d.)
Universal City Development Partners Ltd./UCDP Finance, Inc.,
Gtd. Notes
8.875%		11/15/15	B3	$125	$132,813
10.875%		11/15/16	B3	200	218,500

					5,862,187

Environmental Control — 0.1%
Darling International, Inc.,
Gtd. Notes, 144A
8.50%		12/15/18	B2	75	78,187
Waste Management, Inc.,
Gtd. Notes
4.75%		06/30/20	Baa3	1,580	1,620,023

					1,698,210

Equipment Services
RSC Equipment Rental, Inc.,
Sr. Sec’d. Notes, 144A
10.00%		07/15/17	B1	25	28,125

Farming & Agriculture
Bunge NA Finance LP,
Gtd. Notes
5.90%		04/01/17	Baa2	530	545,441
MHP SA,
Gtd. Notes (Luxembourg)
10.25%		04/29/15	B3	760	800,888

					1,346,329

Financial – Bank & Trust — 1.1%
Akbank TAS,
Sr. Unsec’d. Notes, 144A (Turkey)(g)
5.125%		07/22/15	Ba1	1,100	1,111,000
BAC Capital Trust VI,
Ltd. Gtd. Notes
5.625%		03/08/35	Aa3	695	581,194
Bank of America Corp.,
Sr. Unsec’d. Notes
5.625%		07/01/20	A2	2,225	2,268,370
7.375%		05/15/14	A2	3,300	3,668,214
Sr. Unsec’d. Notes, MTN
5.65%		05/01/18	A2	995	1,016,663
Sub. Notes
5.75%		08/15/16	A3	165	168,537
Unsec’d. Notes
6.50%		08/01/16	A2	560	607,652
Barclays Bank PLC,
Sr. Unsec’d. Notes (United Kingdom)
5.125%		01/08/20	Aa3	810	827,218
6.75%		05/22/19	Aa3	255	288,024
BB&T Capital Trust II,
Ltd. Gtd. Notes
6.75%		06/07/36	A1	170	169,920
Capital One Capital IV,
Ltd. Gtd. Notes
6.745%	(c)	02/05/82	Baa1	365	360,438

SEE NOTES TO FINANCIAL STATEMENTS.

A371

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial — Bank & Trust (cont’d.)
Capital One Financial Corp.,
Sr. Unsec’d. Notes
7.375%		05/23/14	Baa1	$225 $	256,034
CIT Group, Inc.,
Sr. Sec’d. Notes
7.00%		05/01/17	B3	3,325	3,333,312
Commonwealth Bank of Australia,
Sr. Unsec’d. Notes, 144A (Australia)(g)
3.50%		03/19/15	Aa1	300	308,256
Fifth Third Bancorp,
Sr. Unsec’d. Notes
6.25%		05/01/13	Baa1	565	612,390
Sub. Notes
8.25%		03/01/38	Baa2	215	247,433
Halyk Savings Bank of Kazakhstan JSC,
Sr. Unsec’d. Notes (Kazakhstan)
9.25%		10/16/13	Ba2	600	654,750
HSBC Bank USA NA,
Sub. Notes
4.875%		08/24/20	A1	675	670,996
HSBC Holdings PLC,
Sub. Notes (United Kingdom)
6.50%		05/02/36	A1	630	657,770
ICICI Bank Ltd.,
Jr. Sub. Notes (India)
6.375%	(c)	04/30/22	Ba1	450	428,882
ING Bank NV,
Sub. Notes, 144A (Netherlands)(g)
5.125%		05/01/15	A1	250	257,733
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
7.125%		09/01/18	Ba3	400	425,000
Sr. Unsec’d. Notes
8.25%		12/15/20	B1	900	927,000
8.875%		09/01/17(a)	B1	300	323,625
Sr. Unsec’d. Notes, 144A(a)
8.625%		09/15/15	B1	700	752,500
Sr. Unsec’d. Notes, MTN
6.625%		11/15/13	B1	500	510,625
Intesa Sanpaolo SpA,
Sr. Notes, 144A (Italy)(g)
3.625%		08/12/15	Aa2	1,130	1,092,414
Kinder Morgan Finance Co. ULC,
Gtd. Notes (Canada)
5.70%		01/05/16	Ba1	315	320,598
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
11.50%		05/01/16	Caa1	75	86,625
Sr. Notes
11.625%		02/01/14	Caa1	200	231,500
PNC Funding Corp.,
Bank Gtd. Notes
3.625%		02/08/15	A3	1,065	1,101,161
4.375%		08/11/20	A3	1,100	1,087,132
Provident Funding Associates,
Sr. Sec’d. Notes, 144A
10.25%		04/15/17	Ba3	175	181,563

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial — Bank & Trust (cont’d.)
Regions Financial Corp.,
Sr. Unsec’d. Notes
5.75%		06/15/15	Ba3	$260 $	254,475
Royal Bank of Scotland Group PLC,
Jr. Sub. Notes (United Kingdom)
7.648%	(c)	08/29/49	Ba2	165	137,981
Royal Bank of Scotland PLC (The),
Gtd. Notes (United Kingdom)
3.40%		08/23/13	Aa3	920	929,344
Santander US Debt SA Unipersonal,
Bank Gtd. Notes, 144A (Spain)(g)
3.724%		01/20/15	Aa2	1,100	1,042,206
Standard Bank PLC,
Sub. Notes, MTN (United Kingdom)
8.125%		12/02/19	Baa3	760	810,730
Standard Chartered PLC,
Sr. Unsec’d. Notes, 144A (United Kingdom)(g)
3.85%		04/27/15	A2	650	669,218
Synovus Financial Corp.,
Sub. Notes
5.125%		06/15/17	B3	225	187,089
UBS AG,
Sr. Unsec’d. Notes (Switzerland)
4.875%		08/04/20	Aa3	290	295,029
US Bank NA,
Sub. Notes
3.778%	(c)	04/29/20	Aa3	2,790	2,830,675
VTB Capital SA,
Sr. Sec’d. Notes (Luxembourg)
6.875%		05/29/18	Baa1	540	570,375
Wachovia Corp.,
Sr. Unsec’d. Notes(a)
5.75%		02/01/18	A1	3,590	3,985,984
Wells Fargo & Co.,
Sr. Notes(a)
3.625%		04/15/15	A1	1,370	1,420,612
Wells Fargo Bank NA,
Sub. Notes
4.75%		02/09/15	Aa3	250	265,219
Zions Bancorporation,
Sr. Unsec’d. Notes
7.75%		09/23/14	BBB-(d)	175	182,439

					39,115,905

Financial Services — 2.1%
Alfa Bank OJSC Via Alfa Bond Issuance PLC,
Gtd. Notes, 144A (Ireland)(g)
7.875%		09/25/17	Ba1	400	407,000
Ally Financial, Inc.,
Gtd. Notes
8.00%		11/01/31	B3	550	592,625
8.30%		02/12/15	B3	275	302,500
Gtd. Notes, 144A
6.25%		12/01/17	B3	600	600,000
7.50%		09/15/20	B3	800	839,000

SEE NOTES TO FINANCIAL STATEMENTS.

A372

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (cont’d.)
American General Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.90%	12/15/17	B3		$425	$343,188
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
7.30%	06/28/19	A3		540	638,082
AngloGold Ashanti Holdings PLC,
Gtd. Notes (United Kingdom)
5.375%	04/15/20	Baa3		1,185	1,232,400
Bank One Corp.,
Sub. Notes
5.25%	01/30/13	A1		635	678,191
Bumble Bee Acquisition Corp.,
Sr. Sec’d. Notes, 144A
9.00%	12/15/17	B2		200	208,000
CEDC Finance Corp. International, Inc.,
Sr. Sec’d. Notes, 144A
9.125%	12/01/16	B1		370	393,125
Cemex Finance LLC,
Sr. Sec’d. Notes, 144A(a)
9.50%	12/14/16	B(d)		850	875,932
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.587%	12/15/15	A3		640	667,206
5.50%	10/15/14	A3		1,540	1,659,268
6.125%	05/15/18	A3		3,730	4,086,316
6.50%	08/19/13	A3		500	549,030
Unsec’d. Notes
8.50%	05/22/19	A3		400	496,574
Conti-Gummi Finance BV, (Netherlands)
Gtd. Notes, 144A
6.50%	01/15/16	B1	EUR	50	67,517
7.50%	09/15/17	B1	EUR	75	103,330
Sr. Sec’d. Notes, 144A
8.50%	07/15/15	B1	EUR	125	180,819
Credit Suisse AG,
Sub. Notes (Switzerland)
5.40%	01/14/20	Aa2		1,100	1,123,401
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A(g)
6.113%	01/15/40	A2		884	922,296
Discover Financial Services,
Sr. Unsec’d. Notes
10.25%	07/15/19	Ba1		400	496,485
DTEK Finance BV,
Gtd. Notes (Netherlands)
9.50%	04/28/15	B2		685	708,975
E*Trade Financial Corp.,
Sr. Unsec’d. Notes
7.875%	12/01/15	B3		25	24,813
Sr. Unsec’d. Notes, PIK
12.50%	11/30/17	CCC+(d)		2,626	3,085,550
EC Finance PLC,
Gtd. Notes, 144A (United Kingdom)
9.75%	08/01/17	B2	EUR	100	144,321

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (cont’d.)
ERAC USA Finance LLC,
Gtd. Notes, 144A(g)
5.25%	10/01/20	Baa1	$550	$559,270
Fibria Overseas Finance Ltd.,
Gtd. Notes, 144A (Cayman Islands)(g)
7.50%	05/04/20	Ba1	540	567,000
Financiera Independencia SAB de CV,
Gtd. Notes, 144A (Mexico)(g)
10.00%	03/30/15	BB-(d)	230	242,650
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
6.625%	08/15/17	Ba2	25	26,275
8.70%	10/01/14	Ba2	850	957,233
12.00%	05/15/15	Ba2	350	440,279
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.25%	11/09/15	Aa2	1,490	1,432,419
3.75%	11/14/14(a)	Aa2	1,500	1,550,578
4.80%	05/01/13	Aa2	125	133,636
Sr. Unsec’d. Notes, MTN
6.00%	08/07/19	Aa2	2,795	3,109,692
6.875%	01/10/39	Aa2	1,775	2,051,296
Unsec’d. Notes
1.875%	09/16/13	Aa2	1,250	1,250,669
Goldman Sachs Capital I,
Gtd. Notes
6.345%	02/15/34	A1	183	174,372
Goldman Sachs Group, Inc. (The),
Sr. Notes
3.70%	08/01/15	A1	3,305	3,367,504
6.00%	06/15/20	A1	445	480,895
Sr. Unsec’d. Notes
6.60%	01/15/12	A1	2,720	2,876,299
7.50%	02/15/19	A1	1,430	1,667,367
HBOS PLC,
Sub. Notes, 144A (United Kingdom)(g)
6.00%	11/01/33	Baa3	170	126,763
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
7.75%	01/15/16	Ba3	175	175,000
Gtd. Notes, 144A
7.75%	01/15/16	Ba3	150	149,250
Janus Capital Group, Inc.,
Sr. Unsec’d. Notes
6.95%	06/15/17	Baa3	175	182,320
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
5.875%	06/08/14	Baa2	126	135,465
8.50%	07/15/19	Baa2	305	348,731
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.40%	06/24/15	Aa3	1,700	1,733,583
3.70%	01/20/15	Aa3	2,280	2,359,545
4.65%	06/01/14	Aa3	1,425	1,521,029
6.00%	01/15/18	Aa3	1,830	2,043,645
JPMorgan Chase Capital XXII,
Ltd. Gtd. Notes
6.45%	01/15/87	Aa3	365	363,576

SEE NOTES TO FINANCIAL STATEMENTS.

A373

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (cont’d.)
Lloyds TSB Bank PLC,
Gtd. Notes, 144A (United Kingdom)(g)
6.50%	09/14/20	Baa2	$1,240	$1,140,840
Merrill Lynch & Co., Inc.,
Notes, MTN
6.875%	04/25/18	A2	600	656,615
Sr. Unsec’d. Notes
5.45%	02/05/13	A2	355	374,452
Morgan Stanley,
Sr. Unsec’d. Notes
3.45%	11/02/15	A2	825	804,339
4.00%	07/24/15	A2	5,280	5,307,377
4.20%	11/20/14	A2	1,295	1,323,017
Sr. Unsec’d. Notes, MTN
4.10%	01/26/15	A2	1,710	1,734,821
6.00%	04/28/15	A2	625	676,877
MU Finance PLC,
Sr. Sec’d. Notes, 144A (United Kingdom)
8.375%	02/01/17	NR	400	406,500
Nuveen Investments, Inc.,
Gtd. Notes(a)
10.50%	11/15/15	Caa3	950	971,375
Sr. Unsec’d. Notes
5.50%	09/15/15	Caa3	375	323,438
Pinafore LLC/Pinafore, Inc.,
Sr. Sec’d. Notes, 144A
9.00%	10/01/18	B1	275	297,000
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
Gtd. Notes
9.25%	04/01/15	B3	125	130,156
Reliance Intermediate Holdings LP,
Sr. Unsec’d. Notes, 144A (Canada)
9.50%	12/15/19	Ba2	125	131,406
RSHB Capital SA For OJSC Russian Agricultural Bank,
Sr. Sec’d. Notes (Luxembourg)
6.299%	05/15/17	Baa1	1,150	1,161,500
SLM Corp.,
Sr. Unsec’d. Notes, MTN
5.00%	10/01/13	Ba1	400	401,034
5.05%	11/14/14	Ba1	125	119,461
5.125%	08/27/12	Ba1	420	428,716
5.375%	05/15/14	Ba1	575	577,834
8.45%	06/15/18	Ba1	850	883,458
Societe Generale,
Sr. Unsec’d. Notes, 144A (France)(g)
3.50%	01/15/16	Aa2	855	842,161
Svensk Exportkredit AB,
Sr. Unsec’d. Notes (Sweden)
5.125%	03/01/17	Aa1	345	382,639
Teco Finance, Inc.,
Gtd. Notes
5.15%	03/15/20	Baa3	460	476,912
TNK-BP Finance SA,
Gtd. Notes, 144A (Luxembourg)(g)
7.25%	02/02/20	Baa2	810	880,875
TranscapitalInvest Ltd. For OJSC AK Transneft,
Gtd. Notes (Ireland)
8.70%	08/07/18	Baa1	500	615,625

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (cont’d.)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
Sr. Sec’d. Notes, 144A (Germany)
8.125%	12/01/17	B1		$225	$235,125
Vnesheconombank Via VEB Finance Ltd.,
Bank Gtd. Notes, 144A (Ireland)(g)
6.902%	07/09/20	BBB(d)		1,000	1,047,500
Wind Acquisition Holdings Finance SA,
Sr. Sec’d. Notes, 144A, PIK (Luxembourg)
12.25%	07/15/17	B3		429	497,156
Xstrata Finance Canada Ltd.,
Gtd. Notes, 144A (Canada)(g)
5.50%	11/16/11	Baa2		165	170,386
Ziggo Bond Co. BV,
Gtd. Notes, 144A (Netherlands)
8.00%	05/15/18	B2	EUR	200	275,948

					74,726,828

Food — 0.2%
Arcor,
Sr. Unsec’d. Notes, 144A (Argentina)(g)
7.25%	11/09/17	B1		200	213,110
BFF International Ltd.,
Gtd. Notes, 144A (Brazil)(g)
7.25%	01/28/20	Ba1		360	374,400
Campofrio Food Group SA,
Gtd. Notes, 144A (Spain)
8.25%	10/31/16	B1	EUR	50	68,486
Del Monte Corp.,
Gtd. Notes
7.50%	10/15/19	Ba3		25	29,156
Grupo Bimbo SAB de CV,
Gtd. Notes, 144A (Mexico)(g)
4.875%	06/30/20	Baa2		1,245	1,249,872
JBS Finance II Ltd.,
Gtd. Notes, 144A (Brazil)
8.25%	01/29/18	B1		425	427,125
JBS USA LLC/JBS USA Finance, Inc.,
Gtd. Notes
11.625%	05/01/14	B1		50	58,500
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
6.50%	02/09/40	Baa2		1,080	1,210,279
Land O’Lakes Capital Trust I,
Ltd. Gtd. Notes, 144A
7.45%	03/15/28	Ba2		250	223,750
Michael Foods, Inc.,
Sr. Notes, 144A
9.75%	07/15/18	Caa1		300	327,750
R&R Ice Cream PLC,
Sr. Sec’d. Notes, 144A (United Kingdom)
8.375%	11/15/17	B2	EUR	100	137,640
Smithfield Foods, Inc.,
Sr. Sec’d. Notes, 144A
10.00%	07/15/14	B1		50	57,625
Sr. Unsec’d. Notes
7.75%	07/01/17	Caa1		75	78,000

SEE NOTES TO FINANCIAL STATEMENTS.

A374

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Food (cont’d.)
TreeHouse Foods, Inc.,
Gtd. Notes
7.75%	03/01/18	Ba2	$125	$135,469
Tyson Foods, Inc.,
Gtd. Notes
10.50%	03/01/14	Ba2	75	88,687
U.S. Foodservice,
Sr. Notes, 144A
10.25%	06/30/15	Caa2	725	750,375

				5,430,224

Healthcare Services — 0.2%
Bausch & Lomb, Inc.,
Sr. Unsec’d. Notes(a)
9.875%	11/01/15	Caa1	725	775,750
Capella Healthcare, Inc.,
Gtd. Notes, 144A
9.25%	07/01/17	B3	175	185,500
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.875%	07/15/15	B3	300	315,000
HCA, Inc.,
Sec’d. Notes
9.25%	11/15/16	B2	625	666,797
Sec’d. Notes, PIK
9.625%	11/15/16	B2	175	187,469
Health Management Associates, Inc.,
Sr. Sec’d. Notes
6.125%	04/15/16	BB-(d)	325	328,250
LifePoint Hospitals, Inc.,
Gtd. Notes, 144A
6.625%	10/01/20	Ba1	100	99,250
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
2.75%	09/15/15	Baa3	285	282,759
Multiplan, Inc.,
Gtd. Notes, 144A
9.875%	09/01/18	Caa1	325	345,312
OnCure Holdings, Inc.,
Sr. Sec’d. Notes, 144A
11.75%	05/15/17	B2	125	118,125
Radiation Therapy Services, Inc.,
Gtd. Notes, 144A
9.875%	04/15/17	Caa1	175	174,562
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
8.875%	07/01/19	B1	950	1,073,500
Sr. Unsec’d. Notes
6.50%	06/01/12	Caa1	25	25,359
Sr. Unsec’d. Notes, 144A
8.00%	08/01/20	Caa1	300	304,500
UHS Escrow Corp.,
Sr. Notes, 144A
7.00%	10/01/18	B1	75	76,875
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.875%	10/15/20	Baa1	305	290,976

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Healthcare Services (cont’d.)
US Oncology, Inc.,
Sr. Sec’d. Notes
9.125%	08/15/17	Ba3	$50	$61,625
Vanguard Health Holding Co II LLC/Vanguard Holding Co. II Inc.,
Gtd. Notes, 144A
8.00%	02/01/18	B3	225	229,500
WellPoint, Inc.,
Sr. Unsec’d. Notes
4.35%	08/15/20	Baa1	75	74,416
5.00%	01/15/11	Baa1	195	195,206
6.00%	02/15/14	Baa1	555	616,849

				6,427,580

Holding Companies — Diversified
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,(a)
Sr. Sec’d. Notes, 144A
7.125%	04/15/19	Ba3	250	254,375
7.75%	10/15/16	Ba3	250	264,375
Susser Holdings LLC/Susser Finance Corp.,
Gtd. Notes
8.50%	05/15/16	B2	150	160,875

				679,625

Home Builders
Beazer Homes USA, Inc.,
Gtd. Notes
9.125%	06/15/18	Caa2	300	291,000
Sr. Notes, 144A
9.125%	05/15/19	Caa2	125	118,750
MDC Holdings, Inc.,
Gtd. Notes
5.50%	05/15/13	Baa3	260	272,555
5.625%	02/01/20	Baa3	275	271,249
Standard Pacific Corp.,
Gtd. Notes
10.75%	09/15/16	B3	50	57,625
Sec’d. Notes
8.375%	05/15/18	B3	150	150,000

				1,161,179

Hotels & Motels — 0.1%
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
11.25%	06/01/17	Caa1	625	703,125
Gaylord Entertainment Co.,
Gtd. Notes(a)
6.75%	11/15/14	Caa2	75	73,875
Grupo Posadas SAB de CV,
Gtd. Notes, 144A (Mexico)(g)
9.25%	01/15/15	B3	450	414,000
MGM Resorts International,
Sr. Sec’d. Notes
10.375%	05/15/14	B1	100	112,250
11.125%	11/15/17	B1	950	1,092,500
13.00%	11/15/13	B1	125	147,813

SEE NOTES TO FINANCIAL STATEMENTS.

A375

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Hotels & Motels (cont’d.)
Sr. Sec’d. Notes, 144A
9.00%	03/15/20	B1	$75	$82,500
Sheraton Holding Corp.,
Gtd. Notes
7.375%	11/15/15	Ba1	125	140,625
Starwood Hotels & Resorts Worldwide, Inc.,
Sr. Unsec’d. Notes
7.875%	10/15/14	Ba1	100	113,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
First Mortgage
7.75%	08/15/20	Ba3	175	189,437
7.875%	11/01/17	Ba2	1,150	1,239,125

				4,308,750

Independent Power Producers
Listrindo Capital BV,
Gtd. Notes (Netherlands)
9.25%	01/29/15	Ba2	280	315,804

Industrial Products
Mohawk Industries, Inc.,
Sr. Unsec’d. Notes
6.875%	01/15/16	Ba2	75	80,438

Insurance — 0.4%
Ace INA Holdings, Inc.,
Gtd. Notes
5.70%	02/15/17	A3	165	180,919
Aflac, Inc.,
Sr. Unsec’d. Notes
6.90%	12/17/39	A2	390	418,857
8.50%	05/15/19	A2	850	1,051,019
Allstate Corp. (The),
Sr. Unsec’d. Notes
7.45%	05/16/19	A3	475	576,484
American International Group, Inc.,
Sr. Unsec’d. Notes
8.25%	08/15/18	A3	875	1,008,058
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.45%	12/15/15	Aa2	1,140	1,133,005
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/20	Baa3	920	916,019
HUB International Holdings, Inc.,
Sr. Sub. Notes, 144A
10.25%	06/15/15	Caa1	925	927,312
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.30%	06/15/15	Baa2	130	133,918
8.75%	07/01/19	Baa2	120	150,338
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A(g)
2.50%	01/11/13	Aa3	1,000	1,021,840
Pacific LifeCorp,
Sr. Notes, 144A(g)
6.00%	02/10/20	Baa1	895	940,641

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Insurance (cont’d.)
PartnerRe Finance B LLC,
Gtd. Notes
5.50%		06/01/20	A2		$855	$861,005
Principal Financial Group, Inc.,
Gtd. Notes
6.05%		10/15/36	A3		120	120,769
7.875%		05/15/14	A3		315	362,899
Principal Life Global Funding I,
Sr. Sec’d. Notes, 144A(g)
5.125%		10/15/13	Aa3		185	198,798
Provident Cos., Inc.,
Sr. Unsec’d. Notes
7.00%		07/15/18	Baa3		730	788,667
Reinsurance Group of America, Inc.,
Sr. Unsec’d. Notes
5.625%		03/15/17	Baa1		280	290,921
6.45%		11/15/19	Baa1		275	290,242
Sun Life Financial Global Funding LP,
Gtd. Notes, 144A(g)
0.553%	(c)	10/06/13	A1		190	187,068
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
5.90%		06/02/19	A2		500	563,267
Unum Group,
Sr. Unsec’d. Notes
5.625%		09/15/20	Baa3		240	240,903
UnumProvident Finance Co. PLC,
Gtd. Notes, 144A (United Kingdom)(g)
6.85%		11/15/15	Baa3		170	188,579

						12,551,528

Internet Services
Equinix, Inc.,
Sr. Unsec’d. Notes
8.125%		03/01/18	Ba2		300	313,500
NetFlix, Inc.,
Gtd. Notes
8.50%		11/15/17	Ba2		250	281,250
Terremark Worldwide, Inc.,
Sr. Sec’d. Notes
12.00%		06/15/17	B1		25	28,625
UPC Holding BV,
Sr. Sec’d. Notes, 144A (Netherlands)
8.375%		08/15/20	B2	EUR	175	242,039

						865,414

Machinery & Equipment — 0.1%
Altra Holdings, Inc.,
Sr. Sec’d. Notes
8.125%		12/01/16	B1		100	106,000
Case New Holland, Inc.,
Gtd. Notes
7.75%		09/01/13	Ba3		500	537,500
Sr. Notes, 144A
7.875%		12/01/17	Ba3		250	273,125
Columbus Mckinnon Corp.,
Gtd. Notes
8.875%		11/01/13	B1		150	152,250

SEE NOTES TO FINANCIAL STATEMENTS.

A376

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Machinery & Equipment (cont’d.)
CPM Holdings, Inc.,
Sr. Sec’d. Notes, 144A
10.625%	09/01/14	B2	$25	$26,750
Manitowoc Co., Inc. (The),
Gtd. Notes
8.50%	11/01/20	B3	125	132,812
Roper Industries, Inc.,
Sr. Unsec’d. Notes
6.25%	09/01/19	Baa3	525	581,089
Stanley Black & Decker, Inc.,
Gtd. Notes
5.20%	09/01/40	Baa1	405	380,554
Terex Corp.,
Sr. Unsec’d. Notes
10.875%	06/01/16	B2	25	29,031

				2,219,111

Manufacturing
Koppers, Inc.,
Gtd. Notes
7.875%	12/01/19	B1	100	107,250
RBS Global, Inc./Rexnord LLC,
Gtd. Notes
8.50%	05/01/18	Caa1	450	478,125
Reddy Ice Holdings, Inc.,
Sr. Disc. Notes
10.50%	11/01/12	Caa2	75	74,438
SPX Corp.,
Gtd. Notes, 144A
6.875%	09/01/17	Ba1	225	239,062

				898,875

Media — 0.5%
Bresnan Broadband Holdings LLC,
Gtd. Notes, 144A
8.00%	12/15/18	B3	225	231,750
British Sky Broadcasting Group PLC, (g)
Gtd. Notes, 144A (United Kingdom)
6.10%	02/15/18	Baa1	480	535,446
9.50%	11/15/18	Baa1	245	320,900
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
7.75%	04/15/18	B1	275	288,062
8.00%	04/15/20	B1	125	133,750
CCH II LLC/CCH II Capital Corp.,
Gtd. Notes
13.50%	11/30/16	B2	125	149,063
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
7.25%	10/30/17	B2	425	431,375
7.875%	04/30/18	B2	250	258,750
8.125%	04/30/20	B2	775	815,687
Cequel Communications Holdings I LLC/Cequel
Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.625%	11/15/17	B3	875	914,375

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Media (cont’d.)
Discovery Communications LLC,
Gtd. Notes
3.70%	06/01/15	Baa2		$665	$688,499
5.625%	08/15/19	Baa2		650	713,349
Grupo Televisa SA,
Sr. Unsec’d. Notes (Mexico)
6.625%	01/15/40	Baa1		655	709,327
Historic TW, Inc.,
Gtd. Notes
6.875%	06/15/18	Baa2		715	837,515
LIN Television Corp.,
Gtd. Notes
8.375%	04/15/18	Ba3		250	265,000
McClatchy Co. (The),
Sr. Sec’d. Notes
11.50%	02/15/17	B1		325	365,219
Nara Cable Funding Ltd.,
Sr. Sec’d. Notes, 144A (Ireland)
8.875%	12/01/18	B2	EUR	200	253,899
NBC Universal, Inc.,(g)
Sr. Unsec’d. Notes, 144A
5.15%	04/30/20	Baa2		1,625	1,684,514
5.95%	04/01/41	Baa2		545	544,944
News America, Inc.,
Gtd. Notes
6.15%	03/01/37	Baa1		1,339	1,396,019
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.,
Sr. Sec’d. Notes, 144A(a)
8.875%	04/15/17	B3		600	637,500
Sinclair Television Group, Inc.,
Sec’d. Notes, 144A
9.25%	11/01/17	Ba3		325	351,812
Sirius XM Radio, Inc.,
Gtd. Notes, 144A(a)
8.75%	04/01/15	B3		1,250	1,353,125
Sr. Sec’d. Notes, 144A
9.75%	09/01/15	Ba3		25	28,063
TCM Sub LLC,
Gtd. Notes, 144A(g)
3.55%	01/15/15	Baa1		540	551,165
Thomson Reuters Corp.,
Gtd. Notes (Canada)
6.50%	07/15/18	Baa1		735	859,818
Time Warner Cable, Inc.,
Gtd. Notes
5.40%	07/02/12	Baa2		430	456,501
Time Warner, Inc.,
Gtd. Notes
7.70%	05/01/32	Baa2		590	720,208
Videotron Ltee,
Gtd. Notes (Canada)
9.125%	04/15/18	Ba1		75	83,625
XM Satellite Radio, Inc.,
Gtd. Notes, 144A
7.625%	11/01/18	B3		675	696,937
13.00%	08/01/14	B3		100	119,000

					17,395,197

SEE NOTES TO FINANCIAL STATEMENTS.

A377

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Medical Products
Boston Scientific Corp.,
Sr. Unsec’d. Notes
7.375%		01/15/40	Ba1	$250	$273,167

Medical Supplies & Equipment — 0.1%
Accellent, Inc.,
Gtd. Notes, 144A
10.00%		11/01/17	Caa2	300	283,500
Sr. Sec’d. Notes
8.375%		02/01/17	B1	250	256,250
Biomet, Inc.,
Gtd. Notes
11.625%		10/15/17	Caa1	575	635,375
Gtd. Notes, PIK
10.375%		10/15/17	B3	450	491,625
DaVita, Inc.,
Gtd. Notes
6.375%		11/01/18	B2	225	223,875
6.625%		11/01/20	B2	250	247,500
Fresenius US Finance II, Inc.,
Gtd. Notes, 144A
9.00%		07/15/15	Ba1	50	57,250
Life Technologies Corp.,
Sr. Unsec’d. Notes
3.50%		01/15/16	Ba1	1,525	1,520,352
4.40%		03/01/15	Ba1	405	420,865
Universal Hospital Services, Inc.,
Sr. Sec’d. Notes
3.834%	(c)	06/01/15	B3	125	114,375

					4,250,967

Metals & Mining — 0.4%
Adaro Indonesia PT,
Gtd. Notes (Indonesia)
7.625%		10/22/19	Ba1	300	327,750
AK Steel Corp.,
Gtd. Notes
7.625%		05/15/20	Ba3	200	200,500
Algoma Acquisition Corp.,
Sr. Unsec’d. Notes, 144A (Canada)(a)
9.875%		06/15/15	Caa2	175	158,074
ALROSA Finance SA,
Gtd. Notes, 144A (Luxembourg)(g)
7.75%		11/03/20	Ba3	500	525,182
Anglo American Capital PLC,
Gtd. Notes, 144A (United Kingdom)(g)
4.45%		09/27/20	Baa1	250	253,876
ArcelorMittal,
Sr. Unsec’d. Notes (Luxembourg)
3.75%		08/05/15	Baa3	590	594,912
5.375%		06/01/13	Baa3	785	834,419
Arch Coal, Inc.,
Gtd. Notes
8.75%		08/01/16	B1	175	190,750
China Oriental Group Co. Ltd.,
Sr. Sec’d. Notes, 144A (Bermuda)(g)
8.00%		08/18/15	Ba1	450	474,750

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Metals & Mining (cont’d.)
Codelco, Inc.,
Notes, 144A (Chile)(g)
7.50%		01/15/19	A1		$115	$139,994
CONSOL Energy, Inc.,
Gtd. Notes, 144A
8.00%		04/01/17	B1		300	319,500
8.25%		04/01/20	B1		250	270,000
Drummond Co., Inc.,
Sr. Unsec’d. Notes
7.375%		02/15/16	B1		270	279,788
Evraz Group SA,
Sr. Unsec’d. Notes (Luxembourg)
8.875%		04/24/13	Ba3		540	581,175
FMG Resources August 2006 Pty Ltd.,
Sr. Notes, 144A (Australia)
7.00%		11/01/15	B1		375	384,375
Foresight Energy LLC/Foresight Energy Corp.,
Gtd. Notes, 144A
9.625%		08/15/17	Caa1		275	292,875
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
8.375%		04/01/17	Baa3		1,090	1,205,812
International Coal Group, Inc.,
Sr. Sec’d. Notes
9.125%		04/01/18	Caa1		50	54,000
New World Resources NV,
Sr. Sec’d. Notes, 144A (Netherlands)
7.875%		05/01/18	Ba3	EUR	200	275,306
Novelis, Inc.,
Gtd. Notes, 144A (Canada)
8.75%		12/15/20	B2		225	233,438
Patriot Coal Corp.,
Gtd. Notes
8.25%		04/30/18	B3		200	203,500
Penn Virginia Resource Partners LP/Penn Virginia
Resource Finance Corp.,
Gtd. Notes
8.25%		04/15/18	B2		125	128,750
Russel Metals, Inc.,
Gtd. Notes (Canada)
6.375%		03/01/14	Ba1		550	555,858
Ryerson Holding Corp.,
Sec’d. Notes
19.99%	(s)	02/01/15	Caa3		1,450	667,000
Ryerson, Inc.,
Sr. Sec’d. Notes
12.00%		11/01/15	Caa1		450	471,375
Severstal Columbus LLC,
Sr. Sec’d. Notes, 144A
10.25%		02/15/18	B3		200	211,000
Southern Copper Corp.,
Sr. Unsec’d. Notes
5.375%		04/16/20	Baa2		170	171,867
7.50%		07/27/35	Baa2		320	355,137
Steel Capital SA For OAO Severstal,
Sec’d. Notes, 144A (Luxembourg)
9.75%		07/29/13	Ba3		275	306,295

SEE NOTES TO FINANCIAL STATEMENTS.

A378

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Metals & Mining (cont’d.)
Steel Dynamics, Inc.,
Gtd. Notes
7.375%	11/01/12	Ba2	$125	$131,875
7.75%	04/15/16	Ba2	575	605,187
Gtd. Notes, 144A
7.625%	03/15/20	Ba2	150	160,500
Teck Resources Ltd., (Canada)
Gtd. Notes
3.85%	08/15/17	Baa2	200	202,877
Sr. Sec’d. Notes
9.75%	05/15/14	Baa2	28	35,038
10.25%	05/15/16	Baa2	379	469,013
10.75%	05/15/19	Baa2	50	65,000
Tube City IMS Corp.,
Gtd. Notes
9.75%	02/01/15	Caa1	75	77,625
United States Steel Corp.,
Sr. Unsec’d. Notes
6.05%	06/01/17	Ba2	650	641,062
Vale Overseas Ltd.,
Gtd. Notes (Cayman Islands)
6.25%	01/23/17	Baa2	500	557,552
Valmont Industries, Inc.,
Gtd. Notes
6.875%	05/01/14	Ba2	25	25,500
Vedanta Resources PLC,
Sr. Unsec’d. Notes, 144A (United Kingdom)
9.50%	07/18/18	Ba2	505	552,344

				14,190,831

Office Equipment — 0.1%
ACCO Brands Corp.,
Sr. Sec’d. Notes
10.625%	03/15/15	B1	50	56,250
CDW LLC/CDW Finance Corp.,
Gtd. Notes
11.00%	10/12/15	Caa1	300	311,250
Sr. Sec’d. Notes, 144A
8.00%	12/15/18	B2	475	484,500
Xerox Corp.,
Sr. Unsec’d. Notes
5.50%	05/15/12	Baa2	80	84,497
5.65%	05/15/13	Baa2	365	395,610
6.35%	05/15/18	Baa2	310	349,446
6.75%	02/01/17	Baa2	400	462,193
8.25%	05/15/14	Baa2	375	437,726

				2,581,472

Oil & Gas — 1.1%
Alta Mesa Holdings/Alta Mesa Finance Services Corp.,
Sr. Notes, 144A
9.625%	10/15/18	B3	275	267,094
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/15/17	Ba1	365	397,597
8.70%	03/15/19	Ba1	325	396,892
Unsec’d. Notes
6.20%	03/15/40	Ba1	40	39,047

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (cont’d.)
Antero Resources Finance Corp.,
Gtd. Notes
9.375%	12/01/17	Caa1	$325	$340,031
Apache Corp.,
Sr. Unsec’d. Notes
5.10%	09/01/40	A3	1,025	995,928
Berry Petroleum Co.,
Sr. Sub. Notes
8.25%	11/01/16	B3	250	260,625
Sr. Unsec’d. Notes
6.75%	11/01/20	B2	300	301,500
10.25%	06/01/14	B2	125	143,437
BG Energy Capital PLC,
Gtd. Notes, 144A (United Kingdom)(g)
2.50%	12/09/15	A2	1,135	1,124,528
Bill Barrett Corp.,
Gtd. Notes
9.875%	07/15/16	B1	125	137,187
Boardwalk Pipelines LP,
Gtd. Notes
5.75%	09/15/19	Baa2	520	555,491
Sr. Unsec’d. Notes
5.50%	02/01/17	Baa2	230	244,366
BP Capital Markets PLC,
Gtd. Notes (United Kingdom)
3.125%	10/01/15	A2	655	654,550
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes (Canada)
6.25%	03/15/38	Baa1	250	278,667
Chesapeake Energy Corp.,
Gtd. Notes
6.625%	08/15/20	Ba3	650	640,250
Cie Generale de Geophysique-Veritas,
Gtd. Notes (France)
7.50%	05/15/15	Ba3	50	50,875
9.50%	05/15/16	Ba3	100	109,000
Complete Production Services, Inc.,
Gtd. Notes
8.00%	12/15/16	B1	250	258,750
Concho Resources, Inc.,
Gtd. Notes
8.625%	10/01/17	B3	630	686,700
Sr. Notes
7.00%	01/15/21	B3	150	153,750
Connacher Oil and Gas Ltd.,
Sec’d. Notes, 144A (Canada)
10.25%	12/15/15	Caa2	125	126,054
Continental Resources, Inc.,
Gtd. Notes, 144A
7.125%	04/01/21	B1	150	157,500
Denbury Resources, Inc.,
Gtd. Notes
8.25%	02/15/20	B1	399	432,915
9.75%	03/01/16	B1	75	83,625

SEE NOTES TO FINANCIAL STATEMENTS.

A379

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (cont’d.)
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
5.15%	09/01/14	Baa1	$125	$135,944
5.70%	10/15/39	Baa1	595	590,779
5.875%	05/01/19	Baa1	405	449,190
EnCana Corp.,
Sr. Unsec’d. Notes (Canada)
6.50%	08/15/34	Baa2	250	271,772
Enterprise Products Operating LLC,
Gtd. Notes
6.30%	09/15/17	Baa3	130	146,690
7.55%	04/15/38	Baa3	500	599,503
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.50%	02/01/16	A3	1,145	1,119,239
5.875%	09/15/17	A3	380	430,927
Exterran Holdings, Inc.,
Gtd. Notes, 144A
7.25%	12/01/18	Ba3	325	323,375
Forest Oil Corp.,
Gtd. Notes
7.25%	06/15/19	B1	60	60,900
Gaz Capital SA For Gazprom,
Sr. Unsec’d. Notes (Luxembourg)
7.288%	08/16/37	Baa1	500	518,000
Hess Corp.,
Sr. Unsec’d. Notes
6.00%	01/15/40	Baa2	775	812,326
8.125%	02/15/19	Baa2	100	126,337
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Notes, 144A
7.625%	04/15/21(a)	B2	350	361,375
8.00%	02/15/20	B2	175	185,281
KazMunayGas National Co., (Kazakhstan)
Notes
7.00%	05/05/20	Baa3	1,075	1,118,000
Sr. Unsec’d. Notes
9.125%	07/02/18	Baa2	1,180	1,380,600
Sr. Unsec’d. Notes, 144A (g)
6.375%	04/09/21	Baa3	200	198,250
Kinder Morgan, Inc.,
Sr. Unsec’d. Notes
6.50%	09/01/12	Ba1	75	78,938
Linn Energy LLC/Linn Energy Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.625%	04/15/20	B2	450	484,875
Lukoil International Finance BV,
Gtd. Notes (Netherlands)
7.25%	11/05/19	Baa2	180	194,328
Marathon Oil Corp.,
Sr. Unsec’d. Notes
5.90%	03/15/18	Baa1	255	289,125
6.00%	10/01/17	Baa1	260	295,298
6.60%	10/01/37	Baa1	405	462,607
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36	Baa1	810	874,955

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (cont’d.)
Motiva Enterprises LLC,
Sr. Unsec’d. Notes, 144A(g)
6.85%	01/15/40	A2	$400	$464,901
Nabors Industries, Inc.,
Gtd. Notes
6.15%	02/15/18	Baa2	120	128,083
9.25%	01/15/19	Baa2	715	886,018
NAK Naftogaz Ukraine,
Gov’t. Gtd. Notes (Ukraine)
9.50%	09/30/14	NR	460	501,400
National Gas Co. of Trinidad & Tobago Ltd.,
Sr. Unsec’d. Notes, 144A (Trinidad & Tobago)(g)
6.05%	01/15/36	Baa1	100	95,050
Newfield Exploration Co.,
Sr. Sub. Notes
6.875%	02/01/20	Ba2	225	236,812
NuStar Logistics LP,
Gtd. Notes
4.80%	09/01/20	Baa3	555	538,271
Pemex Project Funding Master Trust,
Gtd. Notes
5.75%	03/01/18	Baa1	1,470	1,571,705
6.625%	06/15/35	Baa1	575	585,057
Penn Virginia Corp.,
Sr. Notes
10.375%	06/15/16	B2	25	27,875
Petrobras International Finance Co.,
Gtd. Notes (Cayman Islands)
5.75%	01/20/20	Baa1	585	606,379
5.875%	03/01/18	Baa1	290	308,797
7.875%	03/15/19	Baa1	105	124,128
Petrohawk Energy Corp.,
Gtd. Notes
10.50%	08/01/14	B3	550	627,000
Petroleos de Venezuela SA, (Venezuela)
Gtd. Notes
5.25%	04/12/17	B+(d)	1,317	754,040
Sr. Unsec’d. Notes
4.90%	10/28/14	NR	1,600	1,000,000
5.00%	10/28/15	NR	927	528,346
Petroleum Co. of Trinidad & Tobago Ltd.,
Sr. Unsec’d. Notes, 144A (Trinidad & Tobago)(g)
9.75%	08/14/19	Baa3	340	408,000
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
7.50%	01/15/20	Ba1	150	164,704
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
5.75%	01/15/20	Baa3	560	596,477
6.50%	05/01/18	Baa3	555	621,474
Plains Exploration & Production Co.,
Gtd. Notes
10.00%	03/01/16	B1	150	167,625
Precision Drilling Corp.,
Gtd. Notes, 144A (Canada)(a)
6.625%	11/15/20	Ba2	250	254,375

SEE NOTES TO FINANCIAL STATEMENTS.

A380

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (cont’d.)
QEP Resources, Inc.,
Sr. Unsec’d. Notes
6.875%	03/01/21	Ba1	$200	$210,000
Quicksilver Resources, Inc.,
Gtd. Notes
11.75%	01/01/16	B2	550	640,750
Range Resources Corp.,
Gtd. Notes
6.75%	08/01/20	Ba3	275	283,594
RDS Ultra-Deepwater Ltd.,
Sr. Sec’d. Notes, 144A (Cayman Islands)
11.875%	03/15/17	B3	25	26,063
Reliance Holdings USA, Inc.,(g)
Gtd. Notes, 144A
4.50%	10/19/20(a)	Baa2	410	391,203
6.25%	10/19/40	Baa2	300	299,965
Sempra Energy,
Sr. Unsec’d. Notes
6.00%	10/15/39	Baa1	865	913,962
6.50%	06/01/16	Baa1	315	365,687
Southwestern Energy Co.,
Sr. Notes
7.50%	02/01/18	Ba1	550	620,125
Swift Energy Co.,
Gtd. Notes
8.875%	01/15/20	B3	150	162,375
Talisman Energy, Inc.,
Sr. Unsec’d. Notes (Canada)
3.75%	02/01/21	Baa2	1,155	1,086,057
Tesoro Corp.,
Gtd. Notes
6.50%	06/01/17	Ba1	275	275,687
9.75%	06/01/19	Ba1	100	110,750
Valero Energy Corp.,
Gtd. Notes
6.125%	06/15/17	Baa2	445	479,702
Weatherford International Ltd.,
Gtd. Notes (Bermuda)
6.75%	09/15/40	Baa2	340	357,095
9.625%	03/01/19	Baa2	655	840,487
Whiting Petroleum Corp.,
Gtd. Notes
6.50%	10/01/18	Ba3	125	126,250
Woodside Finance Ltd.,
Gtd. Notes, 144A (Australia)(g)
4.50%	11/10/14	Baa1	235	247,002

				38,978,244

Paper & Forest Products — 0.1%
Boise Paper Holdings LLC/Boise Co-Issuer Co.,
Gtd. Notes
8.00%	04/01/20	B1	125	133,750
Boise Paper Holdings LLC/Boise Finance Co.,
Gtd. Notes
9.00%	11/01/17	B1	75	81,938

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Paper & Forest Products (cont’d.)
Cascades, Inc.,
Gtd. Notes (Canada)
7.75%	12/15/17	Ba3		$125	$130,312
7.875%	01/15/20	Ba3		100	102,500
Celulosa Arauco y Constitucion SA,
Sr. Unsec’d. Notes, 144A (Chile)(g)
5.00%	01/21/21	Baa2		180	180,049
Clearwater Paper Corp.,
Gtd. Notes
10.625%	06/15/16	Ba3		25	28,563
Gtd. Notes, 144A
7.125%	11/01/18	Ba3		100	103,250
Georgia-Pacific LLC,
Gtd. Notes, 144A
7.125%	01/15/17	Ba2		150	159,750
8.25%	05/01/16	Ba2		75	84,656
Mercer International, Inc.,
Sr. Unsec’d. Notes, 144A
9.50%	12/01/17	B3		250	256,875
P.H. Glatfelter Co.,
Gtd. Notes
7.125%	05/01/16	Ba2		100	103,625
Smurfit Kappa Acquisitions,
Sr. Sec’d. Notes, 144A (Ireland)
7.25%	11/15/17	Ba2	EUR	50	69,596
7.75%	11/15/19	Ba2	EUR	75	105,006
Verso Paper Holdings LLC/Verso Paper, Inc.,
Sr. Sec’d. Notes
11.50%	07/01/14	Ba2		100	109,750

					1,649,620

Pharmaceuticals — 0.1%
AmerisourceBergen Corp.,
Gtd. Notes
4.875%	11/15/19	Baa3		500	509,884
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
4.625%	12/15/20	Baa3		880	878,033
Endo Pharmaceuticals Holdings, Inc.,
Sr. Notes, 144A
7.00%	12/15/20	Ba2		150	153,000
Express Scripts, Inc.,
Gtd. Notes
6.25%	06/15/14	Baa3		995	1,112,372
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
6.75%	10/01/17	B1		150	149,250
7.00%	10/01/20	B1		225	222,188
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC,
Gtd. Notes, 144A (Ireland)
7.75%	09/15/18	B3		450	454,500

					3,479,227

Pipelines — 0.2%
Buckeye Partners LP,
Sr. Unsec’d. Notes
5.50%	08/15/19	Baa2		635	670,592
6.05%	01/15/18	Baa2		145	160,027

SEE NOTES TO FINANCIAL STATEMENTS.

A381

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Pipelines (cont’d.)
El Paso Corp.,
Sr. Unsec’d. Notes
8.25%	02/15/16	Ba3	$75	$87,000
12.00%	12/12/13	Ba3	300	375,000
El Paso Natural Gas Co.,
Sr. Unsec’d. Notes
5.95%	04/15/17	Baa3	62	66,504
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
5.20%	03/15/20	Baa2	135	141,493
5.50%	09/15/40	Baa2	380	361,281
Energy Transfer Equity LP,
Gtd. Notes
7.50%	10/15/20	Ba2	475	489,250
Enogex LLC,
Sr. Notes, 144A(g)
6.25%	03/15/20	Baa3	375	400,543
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
6.55%	07/15/19	Baa2	255	290,702
MarkWest Energy Partners LP/Markwest Energy Finance Corp.,
Gtd. Notes
6.75%	11/01/20	B1	275	275,000
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
6.875%	12/01/18	B1	275	278,437
Southeast Supply Header LLC,
Sr. Notes, 144A(g)
4.85%	08/15/14	Baa3	300	314,560
Williams Partners LP,
Sr. Unsec’d. Notes
4.125%	11/15/20	Baa3	560	530,426
6.30%	04/15/40	Baa3	680	707,803

				5,148,618

Real Estate — 0.1%
Agile Property Holdings Ltd.,
Sr. Unsec’d. Notes (Cayman Islands)
10.00%	11/14/16	Ba3	610	658,800
AMB Property LP,
Gtd. Notes
4.50%	08/15/17	Baa1	1,230	1,229,940
6.625%	12/01/19	Baa1	380	416,920
BR Properties SA,
Gtd. Notes, 144A (Brazil)(g)
9.00%	10/29/49	Ba3	400	401,254
CB Richard Ellis Services, Inc.,
Gtd. Notes
11.625%	06/15/17	Ba2	150	173,813
Gtd. Notes, 144A
6.625%	10/15/20	Ba1	200	200,000
Dar Al-Arkan International Sukuk Co.,
Gtd. Notes (Cayman Islands)
10.75%	02/18/15	Ba2	460	455,400

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Real Estate (cont’d.)
General Shopping Finance Ltd.,
Gtd. Notes, 144A (Cayman Islands)(g)
10.00%	11/29/49	Ba3	$250	$242,825
IRSA Inversiones y Representaciones SA,
Sr. Unsec’d. Notes, 144A (Argentina)(g)
11.50%	07/20/20	B(d)	238	269,797
Regency Centers LP,
Gtd. Notes
6.00%	06/15/20	Baa2	315	323,115
Shimao Property Holdings Ltd.,
Gtd. Notes (Cayman Islands)
9.65%	08/03/17	B1	255	259,250
WEA Finance LLC,
Gtd. Notes, 144A(g)
7.50%	06/02/14	A2	250	283,740

				4,914,854

Real Estate Investment Trusts — 0.2%
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, MTN
6.10%	03/15/20	Baa1	500	559,151
Boston Properties LP,
Sr. Unsec’d. Notes
4.125%	05/15/21	Baa2	545	516,679
BRE Properties, Inc.,
Sr. Unsec’d. Notes
5.20%	03/15/21	Baa2	305	307,741
Duke Realty LP,
Sr. Unsec’d. Notes
6.25%	05/15/13	Baa2	205	220,286
ERP Operating LP,
Sr. Unsec’d. Notes
5.25%	09/15/14	Baa1	150	163,584
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
5.90%	04/01/20	Baa1	140	148,472
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
4.70%	09/15/17	Baa2	610	607,747
Host Hotels & Resorts LP,
Gtd. Notes
6.75%	06/01/16	Ba1	250	255,312
Kilroy Realty LP,
Gtd. Notes
6.625%	06/01/20	Baa3	670	666,479
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
7.75%	08/15/19	Baa2	130	151,288
Omega Healthcare Investors, Inc.,
Gtd. Notes, 144A
6.75%	10/15/22	Ba2	200	198,250
Potlatch Corp.,
Gtd. Notes
7.50%	11/01/19	Ba1	125	130,625
Reckson Operating Partnership LP,
Sr. Unsec’d. Notes
6.00%	03/31/16	Ba2	125	128,765

SEE NOTES TO FINANCIAL STATEMENTS.

A382

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Real Estate Investment Trusts (cont’d.)
Rouse Co LP (The),
Sr. Unsec’d. Notes
6.75%	11/09/15	BB+(d)	$225	$232,875
Simon Property Group LP,
Sr. Unsec’d. Notes
4.20%	02/01/15	A3	210	219,582
5.75%	12/01/15	A3	535	594,380
6.75%	05/15/14	A3	215	242,025
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
3.125%	11/30/15	Baa3	220	211,967
6.50%	06/01/16	Baa3	50	51,998

				5,607,206

Retail & Merchandising — 0.3%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp.,
Sr. Unsec’d. Notes
7.125%	05/20/16	Ba3	400	414,000
Arcos Dorados BV,
Gtd. Notes, 144A (Netherlands)(g)
7.50%	10/01/19	Ba2	625	673,067
DineEquity, Inc.,
Sr. Unsec’d. Notes, 144A(a)
9.50%	10/30/18	B3	225	238,500
Dollar General Corp.,
Gtd. Notes, PIK
11.875%	07/15/17	B2	17	19,720
Dunkin Finance Corp.,
Sr. Notes, 144A(a)
9.625%	12/01/18	Caa2	325	328,250
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.50%	05/01/21	Ba3	500	487,500
Giraffe Acquisition Corp.,
Sr. Unsec’d. Notes, 144A
9.125%	12/01/18	Caa1	200	208,500
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.40%	03/01/16	Baa1	1,295	1,451,183
HSN, Inc.,
Gtd. Notes
11.25%	08/01/16	Ba2	25	28,531
Inergy LP/Inergy Finance Corp.,
Gtd. Notes
8.75%	03/01/15	Ba3	25	26,625
Gtd. Notes, 144A
7.00%	10/01/18	Ba3	300	302,250
JC Penney Co., Inc.,
Sr. Unsec’d. Notes
5.65%	06/01/20	Ba1	580	555,350
JC Penney Corp., Inc.,
Sr. Unsec’d. Notes
7.125%	11/15/23	Ba1	50	51,625
7.40%	04/01/37	Ba1	125	118,750
9.00%	08/01/12	Ba1	205	221,913

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Retail & Merchandising (cont’d.)
Limited Brands, Inc.,
Gtd. Notes
7.00%		05/01/20(a)	Ba1	$275	$290,125
8.50%		06/15/19	Ba1	275	314,187
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
2.125%		04/15/16	A1	860	841,045
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.35%		03/15/12	Ba1	165	170,363
5.90%		12/01/16	Ba1	225	240,187
Michaels Stores, Inc.,
Gtd. Notes
10.50%	(s)	11/01/16	Caa2	250	247,500
11.375%		11/01/16	Caa2	150	163,500
Sr. Notes, 144A
7.75%		11/01/18	Caa1	225	224,437
Neiman Marcus Group, Inc. (The),
Gtd. Notes
10.375%		10/15/15	Caa2	350	369,687
Gtd. Notes, PIK
9.00%		10/15/15	Caa1	81	84,448
Nordstrom, Inc.,
Sr. Unsec’d. Notes
4.75%		05/01/20	Baa2	435	441,522
OSI Restaurant Partners, Inc.,
Gtd. Notes(a)
10.00%		06/15/15	Caa3	325	338,000
Pantry, Inc. (The),
Gtd. Notes
7.75%		02/15/14	Caa1	50	50,250
Phillips-Van Heusen Corp.,
Sr. Unsec’d. Notes
7.375%		05/15/20	B2	150	159,375
QVC, Inc.,
Sr. Sec’d. Notes, 144A
7.125%		04/15/17	Ba2	25	26,188
7.50%		10/01/19	Ba2	540	568,350
Rite Aid Corp.,
Gtd. Notes
8.625%		03/01/15	Caa3	200	175,000
Sr. Sec’d. Notes
8.00%		08/15/20	B3	175	182,219
9.75%		06/12/16	B3	25	27,531
10.25%		10/15/19	Caa2	150	155,813
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes
7.375%		03/15/20	Ba3	125	133,438
Toys R Us Property Co. II LLC,
Sr. Sec’d. Notes
8.50%		12/01/17	Ba1	175	188,125
Toys R Us,
Sr. Sec’d. Notes, 144A
7.375%		09/01/16	B1	200	210,000
Wendy’s/Arby’s Restaurants LLC,
Gtd. Notes
10.00%		07/15/16	B3	475	515,375

SEE NOTES TO FINANCIAL STATEMENTS.

A383

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Retail & Merchandising (cont’d.)
Yankee Acquisition Corp.,
Gtd. Notes
8.50%	02/15/15	B3	$75	$78,000

				11,320,429

Semiconductors
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
8.125%	12/15/17	Ba3	275	291,500
Sr. Unsec’d. Notes, 144A
7.75%	08/01/20	Ba3	25	25,938
Broadcom Corp.,
Sr. Unsec’d. Notes, 144A(g)
2.375%	11/01/15	A2	225	219,025

				536,463

Telecommunications — 0.7%
America Movil SAB de CV,
Gtd. Notes (Mexico)
5.00%	10/16/19	A2	1,270	1,321,821
6.375%	03/01/35	A2	1,020	1,118,002
American Tower Corp.,
Sr. Unsec’d. Notes(a)
7.25%	05/15/19	Baa3	1,239	1,400,110
AT&T, Inc.,
Sr. Unsec’d. Notes
6.30%	01/15/38	A2	605	638,244
6.70%	11/15/13	A2	2,075	2,357,553
Buccaneer Merger Sub, Inc.,
Sr. Notes, 144A
9.125%	01/15/19	Caa1	150	154,875
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes, 144A
7.75%	05/01/17	Baa3	650	710,125
Cincinnati Bell, Inc.,
Gtd. Notes
7.00%	02/15/15	B2	75	74,438
Clearwire Communications LLC/Clearwire Finance, Inc.,
Sr. Sec’d. Notes, 144A
12.00%	12/01/15	B2	700	754,250
12.00%	12/01/17(a)	Caa2	325	336,375
Cricket Communications, Inc.,
Gtd. Notes(a)
10.00%	07/15/15	B3	125	133,906
Sr. Sec’d. Notes
7.75%	05/15/16	Ba2	200	207,500
Digicel Group Ltd.,
Sr. Unsec’d. Notes, 144A (Bermuda)(a)(g)
10.50%	04/15/18	Caa1	880	968,000
Digicel Ltd., (Bermuda)
Sr. Notes, 144A
8.25%	09/01/17	B1	225	230,625
Sr. Unsec’d. Notes, 144A
12.00%	04/01/14	B1	75	87,188
GeoEye, Inc.,
Sr. Sec’d. Notes
9.625%	10/01/15	Ba3	50	56,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Telecommunications (cont’d.)
Hughes Network Systems LLC/HNS Finance Corp.,
Gtd. Notes
9.50%	04/15/14	B1	$150	$154,687
Inmarsat Finance PLC,
Gtd. Notes, 144A (United Kingdom)(a)
7.375%	12/01/17	Ba2	300	315,000
Intelsat Jackson Holdings SA, (Luxembourg)
Gtd. Notes, 144A
8.50%	11/01/19	B3	600	652,500
Sr. Unsec’d. Notes, 144A
7.25%	10/15/20	B3	75	75,750
Intelsat Luxembourg SA,
Gtd. Notes (Luxembourg)
11.25%	02/04/17	Caa3	725	790,250
Level 3 Financing, Inc.,
Gtd. Notes
8.75%	02/15/17	Caa1	100	92,000
9.25%	11/01/14	Caa1	150	148,875
MetroPCS Wireless, Inc.,
Gtd. Notes
7.875%	09/01/18	B2	375	389,062
Nextel Communications, Inc.,
Gtd. Notes
5.95%	03/15/14	Ba2	150	147,375
7.375%	08/01/15	Ba2	350	350,437
NII Capital Corp.,
Gtd. Notes
8.875%	12/15/19	B2	306	329,715
10.00%	08/15/16	B2	661	732,057
PAETEC Holding Corp.,
Sr. Sec’d. Notes
8.875%	06/30/17	Ba3	150	160,125
Qwest Communications International, Inc.,
Gtd. Notes
8.00%	10/01/15	Ba2	150	161,250
Qwest Corp.,
Sr. Unsec’d. Notes
7.50%	10/01/14	Baa3	50	56,000
8.375%	05/01/16	Baa3	75	88,875
Sable International Finance Ltd.,
Sr. Sec’d. Notes, 144A (Cayman Islands)
7.75%	02/15/17	Ba2	125	132,188
SBA Telecommunications, Inc.,
Gtd. Notes
8.00%	08/15/16	Ba3	475	514,187
8.25%	08/15/19	Ba3	300	327,750
SBA Tower Trust,
Sec’d. Notes, 144A(g)
4.254%	04/15/40	A2	1,615	1,671,215
Sprint Capital Corp.,
Gtd. Notes
8.375%	03/15/12	Ba3	275	290,812
8.75%	03/15/32	Ba3	475	479,750
Sprint Nextel Corp.,
Sr. Unsec’d. Notes
8.375%	08/15/17	Ba3	650	697,125

SEE NOTES TO FINANCIAL STATEMENTS.

A384

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Telecommunications (cont’d.)
Telecom Italia Capital SA,
Gtd. Notes (Luxembourg)
5.25%	11/15/13	Baa2	$565	$588,620
6.175%	06/18/14	Baa2	575	611,494
Telefonica Emisiones SAU,
Gtd. Notes (Spain)
5.877%	07/15/19	Baa1	190	194,133
6.221%	07/03/17	Baa1	1,205	1,295,888
Telesat Canada/Telesat LLC, (Canada)
Sr. Sub. Notes
12.50%	11/01/17	Caa1	75	88,313
Sr. Unsec’d. Notes
11.00%	11/01/15	Caa1	525	589,312
Trilogy International Partners LLC/Trilogy International Finance, Inc.,
Sr. Sec’d. Notes, 144A
10.25%	08/15/16	Caa1	400	396,000
Verizon Virginia, Inc.,
Sr. Unsec’d. Notes
4.625%	03/15/13	Baa1	715	755,556
Viasat, Inc.,
Gtd. Notes
8.875%	09/15/16	B1	75	79,875
VIP Finance Ireland Ltd. For OJSC Vimpel Communications,
Sec’d. Notes (Ireland)
9.125%	04/30/18	Ba2	260	295,100
West Corp.,
Gtd. Notes
11.00%	10/15/16	Caa1	75	81,375
Gtd. Notes, 144A
8.625%	10/01/18	B3	300	318,000
Sr. Notes, 144A
7.875%	01/15/19	B3	300	305,250
Wind Acquisition Escrowed (Luxembourg)
—	—	NR	529	—
Wind Acquisition Finance SA, (Luxembourg)
Sec’d. Notes, 144A
11.75%	07/15/17	B2	100	112,750
Sr. Sec’d. Notes, 144A
7.25%	02/15/18	Ba2	400	407,000
Windstream Corp.,
Gtd. Notes
8.625%	08/01/16	Ba3	125	131,563

				25,556,726

Tobacco
Reynolds American, Inc.,
Gtd. Notes
7.25%	06/01/13	Baa3	645	717,670

Toys
Mattel, Inc.,
Sr. Unsec’d. Notes
4.35%	10/01/20	Baa2	185	179,272

Transportation — 0.1%
Aircastle Ltd.,
Sr. Unsec’d. Notes (Bermuda)
9.75%	08/01/18	Ba3	75	81,938

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Transportation (cont’d.)
AWAS Aviation Capital Ltd.,
Sr. Sec’d. Notes, 144A (Ireland)
7.00%	10/15/16	Ba2	$125	$123,906
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
5.05%	03/01/41	A3	585	543,988
Canadian Pacific Railway Co.,
Sr. Unsec’d. Notes (Canada)
7.25%	05/15/19	Baa3	305	362,816
DP World Sukuk Ltd., (Cayman Islands) Bonds
6.25%	07/02/17	Ba1	630	628,425
Sr. Unsec’d. Notes, 144A
6.25%	07/02/17	Ba1	600	595,494
GATX Corp.,
Sr. Unsec’d. Notes
3.50%	07/15/16	Baa1	420	416,002
Hertz Corp. (The),
Gtd. Notes
10.50%	01/01/16	B3	50	52,750
Gtd. Notes, 144A(a)
7.50%	10/15/18	B2	325	337,187
Kansas City Southern de Mexico SA de CV,
Sr. Unsec’d. Notes (Mexico)
8.00%	02/01/18	B1	225	243,563
Kazakhstan Temir Zholy Finance BV, (Netherlands)
Gtd. Notes
7.00%	05/11/16	Baa3	630	693,000
Gtd. Notes, 144A (g)
6.375%	10/06/20	Baa3	500	521,900
Maxim Crane Works LP,
Sr. Sec’d. Notes, 144A
12.25%	04/15/15	Caa1	100	97,125

				4,698,094

Utilities — 0.3%
Abu Dhabi National Energy Co.,
Sr. Unsec’d. Notes, 144A (United Arab Emirates)(g)
5.62%	10/25/12	A3	425	444,652
AES Corp. (The),
Sr. Unsec’d. Notes
7.75%	03/01/14	B1	25	26,688
8.00%	10/15/17	B1	500	528,750
9.75%	04/15/16(a)	B1	100	111,750
AGL Capital Corp.,
Gtd. Notes
5.25%	08/15/19	Baa1	330	348,484
Allegheny Energy Supply Co. LLC,
Sr. Unsec’d. Notes, 144A(g)
6.75%	10/15/39	Baa3	1,105	1,057,553
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.375%	04/01/36	Baa2	640	666,581
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.90%	10/01/16	Baa2	460	516,897

SEE NOTES TO FINANCIAL STATEMENTS.

A385

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Utilities (cont’d.)
Black Hills Corp.,
Sr. Unsec’d. Notes
6.50%	05/15/13	Baa3	$125	$134,170
Calpine Construction Finance Co. LP and CCFC
Finance Corp.,
Sr. Sec’d. Notes, 144A
8.00%	06/01/16	Ba3	350	371,875
Constellation Energy Group, Inc.,
Sr. Unsec’d. Notes
5.15%	12/01/20	Baa3	1,145	1,127,250
Consumers Energy Co.,
First Mortgage
6.00%	02/15/14	A3	400	443,150
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
2.25%	09/01/15	Baa2	415	409,004
EDF SA,
Sr. Unsec’d. Notes, 144A (France)(g)
4.60%	01/27/20	Aa3	815	842,257
Enel Finance International SA,
Gtd. Notes, 144A (Luxembourg)(g)
6.00%	10/07/39	A2	850	762,453
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.25%	10/01/39	A3	445	447,856
Nevada Power Co.,
General Ref. Mortgage
6.65%	04/01/36	Baa3	720	805,559
North American Energy Alliance LLC/North American
Energy Alliance Finance Corp.,
Sr. Sec’d. Notes, 144A
10.875%	06/01/16	Ba3	125	138,750
Northern States Power Co.,
First Mortgage
5.35%	11/01/39	A1	282	290,357
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes
6.15%	10/01/38	Baa2	640	635,629
PNM Resources, Inc.,
Sr. Unsec’d. Notes
9.25%	05/15/15	Ba2	25	27,625
Public Service Co. of Colorado,
First Mortgage
3.20%	11/15/20	A2	675	637,293
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.15%	12/01/19	Baa1	440	460,677
Tampa Electric Co.,
Sr. Unsec’d. Notes
6.15%	05/15/37	Baa1	235	247,626
United Maritime Group LLC/United Maritime Group Finance Corp.,
Sr. Sec’d. Notes
11.75%	06/15/15	B3	150	150,375
West Penn Power Co.,
First Mortgage, 144A(g)
5.95%	12/15/17	A3	195	214,983

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Utilities (cont’d.)
Westar Energy, Inc.,
First Mortgage
5.10%	07/15/20	Baa1		$110	$116,351

					11,964,595

Water
Cia de Saneamento Basico do Estado de Sao Paulo,
Sr. Unsec’d. Notes, 144A (Brazil)(g)
6.25%	12/16/20	BB(d)		300	303,600

TOTAL CORPORATE OBLIGATIONS (cost $377,807,036)					390,356,434

FOREIGN GOVERNMENT BONDS — 2.5%
Arab Republic of Egypt,
Sr. Unsec’d. Notes (Egypt)
6.875%	04/30/40	Ba1		575	606,625
Argentina Bonos,
Sr. Unsec’d. Notes (Argentina)
7.00%	10/03/15	B(d)		710	683,375
7.00%	04/17/17	NR		1,000	909,000
Bermuda Government International Bond,
Sr. Notes (Bermuda)(g)
5.603%	07/20/20	Aa2		210	218,379
Bolivarian Republic of Venezuela,
Sr. Unsec’d. Notes (Venezuela)
12.75%	08/23/22	B2		1,135	988,869
Brazil Notas do Tesouro Nacional, Series F,
Notes (Brazil)
10.00%	01/01/12	Baa3	BRL	3,650	2,159,303
10.00%	01/01/21	Baa3	BRL	1,081	573,859
Chile Government International Bond,
Sr. Unsec’d. Notes (Chile)
3.875%	08/05/20	Aa3		420	412,885
City of Buenos Aires,
Sr. Unsec’d. Notes (Argentina)(g)
12.50%	04/06/15	B2		680	756,500
Dominican Republic International,
Sr. Unsec’d. Notes (Dominican Republic)
7.50%	05/06/21	B(d)		425	457,938
Grenada Government International Bond,
Unsub. Notes (Grenada)(g)
2.50%	09/15/25	B-(d)		480	259,200
Hellenic Republic,
Sr. Unsec’d. Notes (Greece)
4.625%	06/25/13	Ba1		245	205,115
Indonesia Treasury Bond,
Sr. Unsec’d. Notes (Indonesia)
11.00%	09/15/25	Ba2	IDR	8,000,000	1,037,598
Jamaica Government International Bond, (Jamaica)
Sr. Unsec’d. Notes
8.00%	06/24/19	B3		475	484,500
8.00%	03/15/39	B3		291	282,270
Unsec’d. Notes
10.625%	06/20/17	B3		800	912,000
Jordan Government International Bond,
Notes (Jordan)
3.875%	11/12/15	Ba2		200	190,750

SEE NOTES TO FINANCIAL STATEMENTS.

A386

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Lithuania Government International Bond,
Sr. Unsec’d. Notes (Lithuania)
6.75%		01/15/15	Baa1		$401	$435,085
Mexican Bonos,
Bonds (Mexico)
8.00%		12/17/15	Baa1	MXN	19,390	1,677,117
8.50%		11/18/38	Baa1	MXN	6,795	585,672
10.00%		11/20/36	Baa1	MXN	38,060	3,818,019
Nota do Tesouro Nacional, Series B,
Notes (Brazil)
6.00%		05/15/15	Ba1	BRL	2,995	3,543,368
Nota do Tesouro Nacional, Series F,
Notes (Brazil)
10.00%		01/01/14	Baa3	BRL	3,600	2,053,464
Petroleos Mexicanos,
Gtd. Notes (Mexico)
5.50%		01/21/21	Baa1		750	759,375
Poland Government Bond,
Bonds (Poland)
5.75%		09/23/22	A2	PLN	2,935	963,850
Poland Government International Bond,
Sr. Unsec’d. Notes (Poland)
3.875%		07/16/15	A2		460	467,532
Republic of Argentina,
Sr. Unsec’d. Notes (Argentina)
3.169%	(c)	12/15/35	NR		2,700	409,050
5.83%	(c)	12/31/33	B(d)	ARS	1,215	573,524
8.28%		12/31/33	B(d)		2,602	2,413,264
Republic of Brazil, (Brazil)
Sr. Unsec’d. Notes
4.875%		01/22/21	Baa3		300	306,000
5.625%		01/07/41	Baa3		1,000	992,500
5.875%		01/15/19	Baa3		1,600	1,776,000
7.125%		01/20/37	Baa3		3,300	3,935,250
Unsub. Notes
8.75%		02/04/25	Baa3		400	550,000
11.00%		08/17/40	Baa3		445	598,303
Republic of Congo,
Sr. Unsec’d. Notes (3.00% until 06/30/13) (Congo)(g)
6.00%	(v)	06/30/29	NR		166	98,919
Republic of Gabonese,
Bonds (Gabon)
8.20%		12/12/17	BB-(d)		400	466,200
Republic of Ghana,
Unsec’d. Notes (Ghana)
8.50%		10/04/17	B(d)		300	339,000
Republic of Hungary,
Sr. Unsec’d. Notes (Hungary)
6.25%		01/29/20	Baa3		276	267,046
Republic of Indonesia,
Sr. Unsec’d. Notes (Indonesia)
6.875%		01/17/18	Ba2		1,000	1,160,000
7.75%		01/17/38	Ba2		980	1,190,700
Republic of Iraq,
Bonds (Iraq)
5.80%		01/15/28	NR		4,240	3,858,400

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Republic of Lebanon, (Lebanon)
Sr. Unsub. Notes
8.25%	04/12/21	B(d)		$540	$622,642
Unsub. Notes, MTN
9.00%	03/20/17	NR		600	719,928
Republic of Lithuania,
Sr. Unsec’d. Notes (Lithuania)
6.75%	01/15/15(g)	Baa1		730	788,458
7.375%	02/11/20	BBB(d)		1,349	1,494,017
Republic of Pakistan,
Unsec’d. Notes (Pakistan)
6.875%	06/01/17	B3		100	87,000
7.125%	03/31/16	B3		180	162,093
Republic of Peru,
Sr. Unsec’d. Notes (Peru)
5.625%	11/18/50	Baa3		500	462,500
8.75%	11/21/33	Baa3		300	411,750
Republic of Peruvian,
Sr. Unsec’d. Notes (Peru)
6.55%	03/14/37	Baa3		600	657,000
Republic of Philippines,
Sr. Unsec’d. Notes (Philippines)
6.375%	10/23/34	Ba3		2,225	2,358,500
Republic of Serbia,
Sr. Unsec’d. Notes (Serbia)
6.75%	11/01/24	BB-(d)		1,157	1,133,029
Republic of South Africa,
Sr. Unsec’d. Notes (South Africa)
5.50%	03/09/20	A3		700	744,625
6.50%	06/02/14	A3		430	483,750
Republic of Sri Lanka,
Sr. Unsec’d. Notes (Sri Lanka)(g)
6.25%	10/04/20	B1		540	540,000
Republic of Turkey, (Turkey) Bonds
10.50%	01/15/20	NR	TRY	1,700	1,229,858
Sr. Unsec’d. Notes
5.625%	03/30/21	Ba2		750	780,000
6.75%	04/03/18	Ba2		500	570,000
6.75%	05/30/40	Ba2		1,350	1,471,500
7.00%	03/11/19	Ba2		3,530	4,077,150
8.00%	02/14/34	Ba2		1,440	1,803,600
Republic of Vietnam,
Bonds (Vietnam)
6.75%	01/29/20	Ba3		450	451,125
Russian Federation,
Sr. Unsec’d. Notes (Russia)
7.50%	03/31/30	Baa1		11,984	13,859,554
South Africa Government Bond,
Bonds (South Africa)
8.25%	09/15/17	A3	ZAR	6,900	1,063,796
Turkey Government Bond,
Bonds (Turkey)
11.00%	08/06/14	NR	TRY	750	533,918
14.00%	09/26/12	NR	TRY	400	287,886
Ukraine Government International Bond,
Sr. Unsec’d. Notes (Ukraine)
6.58%	11/21/16	B2		830	830,166

SEE NOTES TO FINANCIAL STATEMENTS.

A387

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Ukraine Government International,
Bonds (Ukraine)
7.75%	09/23/20	B+(d)	$700	$711,270
7.75%	09/23/20(g)	B2	300	305,250
United Mexican States, (Mexico)
Notes, MTN
5.95%	03/19/19	Baa1	2,080	2,319,200
Sr. Unsec’d. Notes
6.05%	01/11/40	Baa1	300	306,750
Unsub. Notes, MTN
6.375%	01/16/13	Baa1	205	223,963
Uruguay Government International,
Sr. Unsec’d. Notes (Uruguay)
7.625%	03/21/36	Ba1	100	118,750
Venezuela Government International Bond, (Venezuela)
Sr. Unsec’d. Notes
7.75%	10/13/19	B2	1,500	1,016,250
8.50%	10/08/14	B2	1,000	845,000
Unsec’d. Notes
5.75%	02/26/16	B2	1,730	1,219,650
7.65%	04/21/25	B2	930	585,900

TOTAL FOREIGN GOVERNMENT BONDS (cost $87,781,358)				89,651,632

MUNICIPAL BONDS — 0.5%
Arizona
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds
4.839%	01/01/41	Aa1	1,365	1,253,753

California — 0.1%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49	Aa3	510	503,916
East Bay Municipal Utility District Water System,
Revenue Bonds
5.874%	06/01/40	Aa1	1,065	1,061,091
Los Angeles Department of Airports,
Revenue Bonds
7.053%	05/15/40	A1	640	655,450
San Diego County Water Authority,
Revenue Bonds
6.138%	05/01/49	Aa2	275	279,081

				2,499,538

District of Columbia
District of Columbia,
Revenue Bonds
5.591%	12/01/34	Aa1	120	121,441

Florida — 0.1%
Florida State Board of Education,
Revenue Bonds
5.00%	07/01/20	A1	1,520	1,661,147

Georgia — 0.1%
State of Georgia,
General Obligation Unlimited
5.00%	10/01/14	Aaa	1,660	1,881,776

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Illinois
Chicago Il O’Hare International Airport,
Revenue Bonds
6.395%	01/01/40	A1	$480	$466,757
Chicago Metropolitan Water Reclamation District-Greater Chicago,
General Obligation Bonds
5.72%	12/01/38	Aaa	695	717,824
Chicago Transit Authority, Series A,
Revenue Bonds
6.899%	12/01/40	Aa3	300	300,273

				1,484,854

Kansas
Kansas State Development Finance Authority,
Revenue Bonds
5.501%	05/01/34	Aa2	125	119,750

Maryland
Maryland State Transportation Authority,
Revenue Bonds
5.754%	07/01/41	Aa3	1,140	1,167,223
5.888%	07/01/43	Aa3	360	373,781

				1,541,004

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds
7.336%	11/15/39	AA(d)	65	72,034
New York Build America Bonds,
General Obligation Unlimited
5.846%	06/01/40	Aa2	315	305,695
New York City Housing Development Corp.,
Revenue Bonds
6.42%	11/01/27	Aa2	80	77,764
New York City Municipal Water Finance Authority & Sewer Systems,
Revenue Bonds
5.952%	06/15/42	Aa2	265	268,858
New York City Transitional Finance Authority,
Revenue Bonds
5.508%	08/01/37	Aa1	1,205	1,188,058

				1,912,409

Oregon
Oregon State Taxable Pension,
Revenue Bonds
5.892%	06/01/27	Aa1	60	64,555

Texas
Texas State Transportation Commission,
Revenue Bonds
5.178%	04/01/30	Aaa	1,100	1,089,726

Utah
Utah Transit Authority Sales Tax,
Revenue Bonds
5.937%	06/15/39	Aa2	1,060	1,123,038

SEE NOTES TO FINANCIAL STATEMENTS.

A388

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Virginia — 0.1%
University of Virginia,
Revenue Bonds
5.00%		09/01/40	Aaa	$1,130	$1,092,619
Virginia Commonwealth Transportation Board,
Revenue Bonds
5.35%		05/15/35	Aa1	120	116,963
Virginia Public Building Authority,
Revenue Bonds
5.90%		08/01/30	Aa1	1,015	1,011,671

					2,221,253

TOTAL MUNICIPAL BONDS (cost $17,749,972)					16,974,244

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A2
3.493%	(c)	02/25/34	BBB-(d)	69	63,573
Series 2004-D, Class 2A2
2.957%	(c)	05/25/34	AAA(d)	35	32,900
Series 2004-H, Class 2A2
3.163%	(c)	09/25/34	A2	51	48,613
Series 2004-I, Class 3A2
4.807%	(c)	10/25/34	A1	28	27,592
Series 2005-J, Class 2A1
3.126%	(c)	11/25/35	Caa2	264	218,524
Series 2005-J, Class 3A1
5.253%	(c)	11/25/35	Caa1	100	91,406
Credit Suisse Mortgage Capital Certificates,(g)
Series 2010-1R, Class 12A1, 144A
3.502%	(c)	03/27/36	AAA(d)	229	229,630
Series 2010-1R, Class 42A1, 144A
5.00%		10/27/36	AAA(d)	175	174,109
Fannie Mae,
Series 319, Class 2, IO(g)
6.50%		02/01/32	Aaa	25	5,050
Freddie Mac,
Series 2614, Class IH, IO(g)
4.50%		05/15/16	Aaa	57	844
Series 3195, Class PN
6.50%		08/15/30	Aaa	98	99,570
JPMorgan Mortgage Trust,
Series 2007-A1, Class 1A1
3.011%	(c)	07/25/35	Ba3	873	832,539
Sequoia Mortgage Trust,
Series 2010-H1, Class A1
3.75%	(c)	02/25/40	Aaa	367	373,032
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 2A1
5.006%	(c)	09/25/35		220	201,184
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.861%	(c)	01/25/34	AAA(d)	89	88,655
Series 2005-AR2, Class 2A2
2.848%	(c)	03/25/35	B2	53	49,074

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-AR16, Class A1
5.488%	(c)	10/25/36	Caa2	$252	$206,428

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $2,838,525)					2,742,723

U.S. GOVERNMENT AGENCY OBLIGATION — 0.1%
Federal National Mortgage Assoc. Notes (cost $2,996,918)
2.50%		05/15/14		3,000	3,112,545

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 8.5%
Federal Home Loan Mortgage Corp.
2.704%	(c)	07/01/35		33	34,688
2.865%	(c)	02/01/35		146	151,558
2.94%	(c)	09/01/32		4	4,127
4.00%		10/01/25-12/01/40		18,340	18,483,558
4.50%		04/01/19-09/01/40		14,957	15,354,491
5.00%		10/01/18-08/01/40		13,909	14,610,413
5.048%	(c)	03/01/36		116	122,935
5.051%	(c)	11/01/35		86	91,339
5.221%	(c)	02/01/37		101	106,679
5.293%	(c)	02/01/37		396	417,570
5.341%	(c)	04/01/37		770	814,317
5.415%	(c)	01/01/36		27	29,197
5.43%	(c)	02/01/37		350	369,386
5.50%		12/01/18-10/01/38		3,241	3,461,681
5.78%	(c)	02/01/37		136	143,824
5.899%	(c)	01/01/37		60	63,617
5.928%	(c)	12/01/36		36	38,814
5.987%	(c)	11/01/36		136	146,477
5.999%	(c)	10/01/36		99	105,989
6.00%		10/01/32-08/01/38		884	959,540
6.09%	(c)	10/01/36		109	117,655
6.224%	(c)	08/01/36		191	206,063
7.00%		11/01/30-06/01/32		15	16,853
Federal National Mortgage Assoc.
2.573%	(c)	11/01/35		80	83,470
2.619%	(c)	07/01/35		72	75,593
3.50%		11/01/25-12/01/25		11,371	11,475,817
4.00%		08/01/25-01/01/41		32,122	32,088,997
4.50%		05/01/19-12/01/40		52,149	53,807,727
5.00%		03/01/18-09/01/40		29,290	30,895,590
5.287%	(c)	12/01/35		79	84,402
5.291%	(c)	12/01/35		67	71,153
5.40%	(c)	09/01/37		142	150,403
5.436%	(c)	12/01/35		86	92,086
5.487%	(c)	12/01/35		26	27,581
5.50%		01/01/17-05/01/40		60,978	65,464,683
5.502%	(c)	01/01/37		174	183,295
5.748%	(c)	08/01/37		183	194,496
5.785%	(c)	11/01/37		408	433,262
5.892%	(c)	12/01/36		95	99,973
5.976%	(c)	09/01/36		87	93,579
6.00%		04/01/21-10/01/39		23,196	25,260,937

SEE NOTES TO FINANCIAL STATEMENTS.

A389

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Principal Amount (000)#		Valued (Note 2)

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (continued)
6.041%	(c)	08/01/36	$121		$126,753
6.50%		07/01/32-03/01/38	6,278		6,997,200
7.00%		01/01/31-04/01/37	118		134,613
Government National Mortgage Assoc.
4.50%		12/20/39-11/20/40	3,607		3,749,978
5.00%		07/15/33-06/15/40	11,211		11,927,799
5.50%		10/20/32-11/15/34	248		268,120
6.00%		01/20/33	6		6,351
6.50%		09/20/32-12/20/33	28		32,204
7.00%		03/15/13-12/15/13	28		31,105
8.00%		12/15/16-07/15/23	12		13,202
8.50%		06/15/16-10/15/26	34		37,657
9.50%		03/15/19-01/15/20	1		2,011
12.00%		09/15/13	—	(r)	34

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
(cost $298,241,437)					299,760,842

U.S. TREASURY OBLIGATIONS — 5.9%
U.S. Treasury Bonds
4.625%		02/15/40	12,155		12,732,363
U.S. Treasury Inflationary Indexed Bonds, TIPS
.50%		04/15/15	3,665		3,785,596
U.S. Treasury Notes
1.00%		08/31/11	57,265		57,553,558
1.75%		08/15/12	14,280		14,573,411
2.25%		05/31/14	46,655		48,262,405
2.625%		07/31/14-08/15/20	66,430		67,103,773
3.125%		09/30/13	5,140		5,452,815

TOTAL U.S. TREASURY OBLIGATIONS (cost $209,480,718)					209,463,921

TOTAL LONG-TERM INVESTMENTS (cost $3,011,993,781)					3,330,374,376

			Shares
SHORT-TERM INVESTMENT — 8.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $300,195,799;includes $115,560,653 of cash collateral for securities onloan)(b)(w)(Note 4)			300,195,799		300,195,799

TOTAL INVESTMENTS(o) — 103.0% (cost $3,312,189,580)					3,630,570,175
Liabilities in excess of other assets(x) — (3.0)%					(106,698,316)

NET ASSETS — 100.0%					$3,523,871,859

The following abbreviations are used in the Portfolio descriptions:
144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Aandelen
CVT	Convertible Security
IO	Interest Only
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-Kind
PRFC	Preference Shares
TIPS	Treasury Inflation Protected Securities
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $112,364,502; cash collateral of $115,560,653 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2010.
(d)	Standard & Poor’s rating.
(g)	Indicates a security or securities that have been deemed illiquid.
(o)	As of December 31, 2010, four securities representing $418 and 0.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(r)	Less than $1,000 par.
(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2010.
(v)	The rate shown reflects the coupon rate after the step date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A390

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(x)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on forward foreign currency exchange contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chilean Peso, Expiring 02/15/11	Citigroup Global Markets	CLP	87,961	$182,000	$187,244	$5,244
Chinese Yuan, Expiring 07/07/11	Citigroup Global Markets	CNY	9,130	1,386,168	1,387,786	1,618
Expiring 07/07/11	Citigroup Global Markets	CNY	4,576	700,000	695,550	(4,450)
Expiring 07/07/11	Citigroup Global Markets	CNY	3,200	478,970	486,409	7,439
Colombian Peso, Expiring 02/02/11	Citigroup Global Markets	COP	2,088,240	1,148,710	1,096,416	(52,294)
Euro, Expiring 03/09/11	State Street Bank	EUR	37	48,879	49,432	553
Expiring 03/09/11	State Street Bank	EUR	29	38,463	38,744	281
Mexican Peso, Expiring 02/18/11	Citigroup Global Markets	MXN	13,105	1,046,087	1,057,413	11,326
Russian Ruble, Expiring 03/23/11	Citigroup Global Markets	RUB	20,120	643,093	653,834	10,741
Turkish New Lira, Expiring 02/18/11	Citigroup Global Markets	TRY	1,357	896,086	873,435	(22,651)

				$6,568,456	$6,526,263	$(42,193)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real, Expiring 02/02/11	Citigroup Global Markets	BRL	675	$394,622	$403,486	$(8,864)
Expiring 02/18/11	Citigroup Global Markets	BRL	6,109	3,490,000	3,640,009	(150,009)
Expiring 02/18/11	Citigroup Global Markets	BRL	1,989	1,130,000	1,185,303	(55,303)
Colombian Peso, Expiring 02/02/11	Citigroup Global Markets	COP	2,088,240	1,130,000	1,096,416	33,584
Euro, Expiring 02/18/11	Citigroup Global Markets	EUR	526	714,503	703,299	11,204
Expiring 03/09/11	Credit Suisse First Boston Corp.	EUR	2,871	3,836,316	3,835,664	652
Mexican Peso, Expiring 02/18/11	Citigroup Global Markets	MXN	34,024	2,732,873	2,745,319	(12,446)
Turkish New Lira, Expiring 02/18/11	Citigroup Global Markets	TRY	2,900	1,980,000	1,867,034	112,966
Expiring 02/18/11	Citigroup Global Markets	TRY	1,730	1,100,638	1,113,894	(13,256)

				$16,508,952	$16,590,424	$(81,472)

SEE NOTES TO FINANCIAL STATEMENTS.

A391

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,249,625,739	$18,626	$375
Preferred Stocks	1,976,352	—	—
Warrants	—	—	43
Asset-Backed Securities	—	24,854,868	—
Commercial Mortgage-Backed Securities	—	41,059,719	—
Convertible Bonds	—	776,313	—
Corporate Obligations	—	390,356,434	—
Foreign Government Bonds	—	89,651,632	—
Municipal Bonds	—	16,974,244	—
Residential Mortgage-Backed Securities	—	2,742,723	—
U.S. Government Agency Obligation	—	3,112,545	—
U.S. Government Mortgage-Backed Securities	—	299,760,842	—
U.S. Treasury Obligations	—	209,463,921	—
Affiliated Money Market Mutual Fund	300,195,799	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	(123,665)	—

Total	$2,551,797,890	$1,078,648,202	$418

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A392

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:
Affiliated Money Market Mutual Fund (3.3% represents investments purchased with collateral from securities on loan)	8.5%
U.S. Government Mortgage-Backed Securities	8.5
Oil & Gas	7.9
Financial Services	6.4
U.S. Treasury Obligations	5.9
Financial – Bank & Trust	4.5
Telecommunications	3.7
Computer Services & Software	3.2
Retail & Merchandising	3.0
Pharmaceuticals	3.0
Insurance	3.0
Computer Hardware	2.8
Foreign Government Bonds	2.5
Consumer Products & Services	2.4
Medical Supplies & Equipment	2.1
Food	1.9
Metals & Mining	1.8
Electronic Components & Equipment	1.7
Utilities	1.7
Diversified Operations	1.7
Internet Services	1.6
Semiconductors	1.6
Beverages	1.5
Transportation	1.4
Media	1.3
Chemicals	1.2
Commercial Mortgage-Backed Securities	1.2
Aerospace & Defense	1.2
Automobile Manufacturers	1.2
Real Estate Investment Trusts	1.1
Healthcare Services	0.9
Machinery & Equipment	0.8
Entertainment & Leisure	0.8
Asset-Backed Securities	0.7

Electric	0.6%
Restaurants	0.6
Pipelines	0.6
Cable Television	0.5
Automotive Parts	0.5
Municipal Bonds	0.5
Conglomerates	0.5
Distribution/Wholesale	0.4
Electric – Integrated	0.4
Construction	0.4
Commercial Services	0.4
Industrial Products	0.4
Hotels & Motels	0.4
Real Estate	0.3
Tobacco	0.3
Clothing & Apparel	0.3
Building Materials	0.3
Commercial Banks	0.3
Paper & Forest Products	0.3
Airlines	0.3
Office Equipment	0.3
Farming & Agriculture	0.2
Advertising	0.2
Environmental Control	0.2
Business Services	0.1
Home Builders	0.1
Biotechnology	0.1
U.S. Government Agency Obligations	0.1
Diversified Manufacturing	0.1
Containers & Packaging	0.1
Toys	0.1
Residential Mortgage-Backed Securities	0.1
Printing & Publishing	0.1
Medical Products	0.1
Energy Services	0.1

103.0
Liabilities in excess of other assets	(3.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A393

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$195,608	Unrealized depreciation on foreign currency forward contracts	$319,273
Equity contracts	Unaffiliated investments	43	—	—

Total		$195,651		$319,273

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$(314,735)	$(314,735)
Equity contracts	146,672	—	146,672

Total	$146,672	$(314,735)	$(168,063)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$(123,665)	$(123,665)
Equity contracts	(44)	—	(44)

Total	$(44)	$(123,665)	$(123,709)

For the year ended December 31, 2010, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $1,595,776 and the average value at settlement date receivable for foreign currency exchange sale contracts was $6,941,505.

SEE NOTES TO FINANCIAL STATEMENTS.

A394

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $112,364,502:
Unaffiliated investments (cost $3,011,993,781)	$3,330,374,376
Affiliated investments (cost $300,195,799)	300,195,799
Cash	5,547,363
Foreign currency, at value (cost $1,756,879)	1,801,141
Dividends and interest receivable	13,244,163
Receivable for investments sold	12,865,427
Receivable for fund share sold	6,605,549
Tax reclaim receivable	509,898
Unrealized appreciation on foreign currency forward contracts	195,608
Prepaid expenses	20,806

Total Assets	3,671,360,130

LIABILITIES:
Payable to broker for collateral for securities on loan	115,560,653
Payable for investments purchased	28,814,837
Payable for fund share repurchased	1,697,515
Advisory fees payable	855,961
Unrealized depreciation on foreign currency forward contracts	319,273
Accrued expenses and other liabilities	224,745
Shareholder servicing fees payable	14,745
Affiliated transfer agent fee payable	542

Total Liabilities	147,488,271

NET ASSETS	$3,523,871,859

Net assets were comprised of:
Paid-in capital	$3,264,885,367
Retained earnings	258,986,492

Net assets, December 31, 2010	$3,523,871,859

Net asset value and redemption price per share, $3,523,871,859 / 206,656,952 outstanding shares of beneficial interest	$17.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$35,167,660
Unaffiliated dividend income (net of $699,046 foreign withholding tax)	32,268,425
Affiliated dividend income	308,109
Affiliated income from securities lending, net	202,439

67,946,633

EXPENSES
Advisory fees	20,658,906
Shareholder servicing fees and expenses	2,430,459
Custodian and accounting fees	552,000
Trustees’ fees	29,000
Insurance expenses	21,000
Audit fee	19,000
Commitment fee on syndicated credit agreement	17,000
Legal fees and expenses	12,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Miscellaneous	29,901

Total expenses	23,787,266
Less: shareholder servicing fee waiver	(504,138)

Net expenses	23,283,128

NET INVESTMENT INCOME	44,663,505

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	45,594,296
Foreign currency transactions	(1,354,439)

44,239,857

Net change in unrealized appreciation (depreciation) on:
Investments	205,631,437
Foreign currencies	(46,577)

205,584,860

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	249,824,717

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$294,488,222

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$44,663,505	$22,030,815
Net realized gain (loss) on investment and foreign currency transactions	44,239,857	(60,664,242)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	205,584,860	285,939,015

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	294,488,222	247,305,588

DISTRIBUTIONS	(22,083,079)	(22,810,443)

FUND SHARE TRANSACTIONS:
Fund share sold [114,263,228 and 71,875,223 shares, respectively]	1,814,444,951	993,853,678
Fund share issued in reinvestment of distributions [1,456,667 and 1,692,169 shares, respectively]	22,083,079	22,810,443
Fund share repurchased [25,210,084 and 11,813,103 shares, respectively]	(379,687,285)	(140,057,189)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,456,840,745	876,606,932

TOTAL INCREASE IN NET ASSETS	1,729,245,888	1,101,102,077
NET ASSETS:
Beginning of year	1,794,625,971	693,523,894

End of year	$3,523,871,859	$1,794,625,971

SEE NOTES TO FINANCIAL STATEMENTS.

A395

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 99.8%
COMMON STOCKS	Shares	Value (Note 2)

Air Freight & Logistics — 1.9%
Expeditors International of Washington, Inc.(a)	532,500	$29,074,500

Automotive Parts — 1.6%
General Motors Co.*	272,900	10,059,094
O’Reilly Automotive, Inc.*	238,500	14,410,170

		24,469,264

Beverages — 1.5%
PepsiCo, Inc.	352,600	23,035,358

Biotechnology — 2.9%
Celgene Corp.*	419,308	24,797,875
Human Genome Sciences, Inc.*(a)	306,600	7,324,674
Illumina, Inc.*(a)	104,500	6,619,030
Vertex Pharmaceuticals, Inc.*(a)	164,900	5,776,447

		44,518,026

Business Services — 1.3%
MasterCard, Inc. (Class A Stock)	93,900	21,043,929

Chemicals — 3.0%
Mosaic Co. (The)	126,400	9,651,904
Praxair, Inc.	386,400	36,889,608

		46,541,512

Commercial Banks — 1.7%
Wells Fargo & Co.	868,800	26,924,112

Commercial Services & Supplies — 2.3%
McKesson Corp.	510,500	35,928,990

Communication Equipment — 6.1%
Juniper Networks, Inc.*(a)	1,175,700	43,406,844
QUALCOMM, Inc.	1,041,000	51,519,090

		94,925,934

Computer Hardware — 7.7%
Apple, Inc.*	306,000	98,703,360
EMC Corp.*	917,500	21,010,750

		119,714,110

Computer Services & Software — 1.8%
Accenture PLC (Class A Stock) (Ireland)	584,000	28,318,160

Consumer Products & Services — 0.9%
Procter & Gamble Co. (The)	226,200	14,551,446

Distribution/Wholesale — 1.0%
Fastenal Co.(a)	270,700	16,217,637

Diversified Operations — 1.3%
3M Co.	235,700	20,340,910

Electronic Components — 1.7%
Emerson Electric Co.	463,600	26,504,012

Financial – Bank & Trust — 2.5%
JPMorgan Chase & Co.	907,500	38,496,150

Financial Services — 3.9%
Franklin Resources, Inc.	294,100	32,706,861

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial Services (cont’d.)
IntercontinentalExchange, Inc.*(a)	99,000	$11,795,850
Visa, Inc. (Class A Stock)	226,600	15,948,108

		60,450,819

Hotels, Restaurants & Leisure — 6.1%
Carnival Corp. (Panama)	591,100	27,255,621
Chipotle Mexican Grill, Inc.*	27,800	5,911,948
Las Vegas Sands Corp.*(a)	306,200	14,069,890
Marriott International, Inc. (Class A Stock)	780,341	32,415,365
Starwood Hotels & Resorts Worldwide, Inc.	257,200	15,632,616

		95,285,440

Internet & Catalog Retail — 1.1%
Liberty Media Holding Corp. – Interactive (Class A Stock)*	1,064,700	16,790,319

Internet Services — 13.2%
Amazon.com, Inc.*	370,747	66,734,460
Baidu, Inc., ADR (Cayman Islands)*	151,200	14,595,336
Ctrip.com International Ltd., ADR (Cayman Islands)*(a)	200,300	8,102,135
eBay, Inc.*	403,000	11,215,490
Google, Inc. (Class A Stock)*	142,900	84,878,313
priceline.com, Inc.*	51,300	20,496,915

		206,022,649

Machinery — 0.7%
Rockwell Automation, Inc.	151,400	10,856,894

Media — 1.3%
Walt Disney Co. (The)	538,400	20,195,384

Medical Supplies & Equipment — 1.6%
Edwards Lifesciences Corp.*	100,800	8,148,672
Stryker Corp.	310,600	16,679,220

		24,827,892

Metal Fabricate/Hardware — 1.8%
Precision Castparts Corp.	197,100	27,438,291

Metals & Mining — 2.1%
Freeport-McMoRan Copper & Gold, Inc.	116,000	13,930,440
Peabody Energy Corp.	297,300	19,021,254

		32,951,694

Oil, Gas & Consumable Fuels — 8.1%
EOG Resources, Inc.(a)	376,100	34,379,301
Range Resources Corp.	364,800	16,408,704
Schlumberger Ltd. (Netherlands)	614,100	51,277,350
Suncor Energy, Inc. (Canada)	650,800	24,919,132

		126,984,487

Pharmaceuticals — 1.8%
Express Scripts, Inc.*	531,300	28,716,765

Retail & Merchandising — 6.8%
Bed Bath & Beyond, Inc.*	307,700	15,123,455

SEE NOTES TO FINANCIAL STATEMENTS.

A396

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail & Merchandising (cont’d.)
Danaher Corp.	1,073,100	$50,618,127
Dollar General Corp.*	356,500	10,933,855
Starbucks Corp.	930,000	29,880,900

		106,556,337

Semiconductors — 3.7%
Applied Materials, Inc.	2,326,800	32,691,540
ASML Holding NV (Netherlands)(a)	215,706	8,270,168
Cree, Inc.*	149,800	9,870,322
Rovi Corp.*	100,400	6,225,804

		57,057,834

Semiconductors & Semiconductor Equipment — 2.1%
Broadcom Corp. (Class A Stock)	343,900	14,976,845
Marvell Technology Group Ltd. (Bermuda)*	974,400	18,075,120

		33,051,965

Telecommunication Services — 1.3%
Corning, Inc.	1,013,700	19,584,684

Telecommunications — 2.4%
American Tower Corp. (Class A Stock)*	288,000	14,872,320
Crown Castle International Corp.*	497,755	21,816,602

		36,688,922

Transportation — 2.6%
Union Pacific Corp.	174,500	16,169,170
United Parcel Service, Inc. (Class B Stock)	329,600	23,922,368

		40,091,538

TOTAL LONG-TERM INVESTMENTS (cost $1,276,833,740)		1,554,155,964

SHORT-TERM INVESTMENT — 5.0%	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $78,690,802; includes $70,655,455 of cash collateral for securities on loan)(b)(w)(Note 4)	78,690,802	$78,690,802

TOTAL INVESTMENTS — 104.8% (cost $1,355,524,542)		1,632,846,766
LIABILITIES IN EXCESS OF OTHER ASSETS —(4.8)%		(75,253,882)

NET ASSETS — 100.0%		$1,557,592,884

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $69,008,437; cash collateral of $70,655,455 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 –Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,554,155,964	$—	$—
Affiliated Money Market Mutual Fund	78,690,802	—	—

Total	$1,632,846,766	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A397

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Internet Services	13.2%
Oil, Gas & Consumable Fuels	8.1
Computer Hardware	7.7
Retail & Merchandising	6.8
Hotels, Restaurants & Leisure	6.1
Communication Equipment	6.1
Affiliated Money Market Mutual Fund (4.5% represents investments purchased with collateral from securities on loan)	5.0
Financial Services	3.9
Semiconductors	3.7
Chemicals	3.0
Biotechnology	2.9
Transportation	2.6
Financial – Bank & Trust	2.5
Telecommunications	2.4
Commercial Services & Supplies	2.3
Semiconductors & Semiconductor Equipment	2.1
Metals & Mining	2.1
Air Freight & Logistics	1.9
Pharmaceuticals	1.8
Computer Services & Software	1.8
Metal Fabricate/Hardware	1.8
Commercial Banks	1.7
Electronic Components	1.7
Medical Supplies & Equipment	1.6
Automotive Parts	1.6
Beverages	1.5
Business Services	1.3
Diversified Operations	1.3
Media	1.3
Telecommunication Services	1.3
Internet & Catalog Retail	1.1
Distribution/Wholesale	1.0
Consumer Products & Services	0.9
Machinery	0.7

104.8
Liabilities in excess of other assets	(4.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A398

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $69,008,437:
Unaffiliated investments (cost $1,276,833,740)	$1,554,155,964
Affiliated investments (cost $78,690,802)	78,690,802
Cash	593,314
Receivable for investments sold	2,109,729
Dividends receivable	862,417
Receivable for fund share sold	855,147
Prepaid expenses	9,975

Total Assets	1,637,277,348

LIABILITIES:
Payable to broker for collateral for securities on loan	70,655,455
Payable for fund share repurchased	6,934,119
Payable for investments purchased	1,483,578
Advisory fees payable	513,641
Accrued expenses and other liabilities	88,378
Shareholder servicing fees payable	7,242
Deferred trustees’ fees	1,509
Affiliated transfer agent fee payable	542

Total Liabilities	79,684,464

NET ASSETS	$1,557,592,884

Net assets were comprised of:
Paid-in capital	$1,663,716,558
Retained earnings	(106,123,674)

Net assets, December 31, 2010	$1,557,592,884

Net asset value and redemption price per share, $1,557,592,884 / 125,836,901 outstanding shares of beneficial interest	$12.38

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $39,052 foreign withholding tax)	$8,934,772
Affiliated income from securities lending, net	155,331
Affiliated dividend income	43,854

9,133,957

EXPENSES
Advisory fees	10,249,198
Shareholder servicing fees and expenses	1,146,964
Custodian and accounting fees	170,000
Audit fee	19,000
Trustees’ fees	18,000
Insurance expenses	13,000
Commitment fee on syndicated credit agreement	12,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Shareholders’ reports	9,000
Legal fees and expenses	8,000
Loan interest expense (Note 7)	4,776
Miscellaneous	12,005

Total expenses	11,671,943
Less: shareholder servicing fee waiver	(119,089)

Net expenses	11,552,854

NET INVESTMENT LOSS	(2,418,897)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	105,189,007
Net change in unrealized appreciation (depreciation) on investments	105,709,113

NET GAIN ON INVESTMENTS	210,898,120

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$208,479,223

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(2,418,897)	$(834,178)
Net realized gain (loss) on investment transactions	105,189,007	(106,552,346)
Net change in unrealized appreciation (depreciation) on investments	105,709,113	435,293,261

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	208,479,223	327,906,737

FUND SHARE TRANSACTIONS:
Fund share sold [70,617,639 and 58,095,892 shares, respectively]	756,145,729	504,895,654
Fund share repurchased [29,030,957 and 73,555,136 shares, respectively]	(307,426,830)	(627,778,586)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	448,718,899	(122,882,932)

TOTAL INCREASE IN NET ASSETS	657,198,122	205,023,805
NET ASSETS:
Beginning of year	900,394,762	695,370,957

End of year	$1,557,592,884	$900,394,762

SEE NOTES TO FINANCIAL STATEMENTS.

A399

AST VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 97.5%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 2.3%
Honeywell International, Inc.	174,200	$9,260,472
Northrop Grumman Corp.	125,700	8,142,846
Raytheon Co.	375,500	17,400,670

		34,803,988

Automobiles — 0.2%
General Motors Co.*	88,100	3,247,366

Beverages — 0.4%
Dr. Pepper Snapple Group, Inc.	188,000	6,610,080

Biotechnology — 1.5%
Amgen, Inc.*	412,900	22,668,210

Capital Markets — 0.8%
Ameriprise Financial, Inc.	25,000	1,438,750
Bank of New York Mellon Corp. (The)	339,300	10,246,860

		11,685,610

Chemicals — 1.1%
E.I. du Pont de Nemours & Co.	169,600	8,459,648
Huntsman Corp.	576,000	8,991,360

		17,451,008

Commercial & Professional Services — 0.8%
Avery Dennison Corp.	93,000	3,937,620
Cintas Corp.	275,000	7,689,000

		11,626,620

Commercial Banks — 3.9%
Fifth Third Bancorp	722,000	10,598,960
Huntington Bancshares, Inc.	1,529,000	10,504,230
KeyCorp	1,185,000	10,487,250
SunTrust Banks, Inc.	312,000	9,207,120
U.S. Bancorp	140,000	3,775,800
Wells Fargo & Co.	482,100	14,940,279

		59,513,639

Commercial Services — 0.5%
Western Union Co. (The)	425,500	7,901,535

Communications Equipment — 1.3%
Motorola, Inc.*	2,228,900	20,216,123

Components — 1.4%
Corning, Inc.	627,000	12,113,640
Vishay Intertechnology, Inc.*(a)	634,000	9,307,120

		21,420,760

Computers — 2.0%
Hewlett-Packard Co.	350,700	14,764,470
Lexmark International, Inc. (Class A Stock)*	185,000	6,441,700
Western Digital Corp.*	295,000	10,000,500

		31,206,670

Construction & Engineering — 1.4%
Chicago Bridge & Iron Co. NV (Netherlands)*	281,000	9,244,900
Fluor Corp.	131,200	8,693,312

COMMON STOCKS (continued)	Shares	Value (Note 2)

Construction & Engineering (cont’d.)
Jacobs Engineering Group, Inc.*	60,000	$2,751,000

		20,689,212

Consumer Finance — 1.9%
Capital One Financial Corp.	273,000	11,618,880
Discover Financial Services	538,000	9,969,140
SLM Corp.*	636,000	8,007,240

		29,595,260

Containers & Packaging — 0.5%
Sealed Air Corp.	322,000	8,194,900

Diversified Financial Services — 4.2%
Bank of America Corp.	415,000	5,536,100
Citigroup, Inc.*	3,455,800	16,345,934
Comcast Corp. (Special Class A Stock)	432,900	9,008,649
JPMorgan Chase & Co.	607,084	25,752,503
NASDAQ OMX Group, Inc. (The)*(a)	361,000	8,559,310

		65,202,496

Diversified Manufacturing — 0.8%
Tyco International Ltd. (Switzerland)	308,200	12,771,808

Diversified Telecommunication — 0.8%
AT&T, Inc.	425,200	12,492,376

Diversified Telecommunication Services — 3.1%
Qwest Communications International, Inc.	2,322,300	17,672,703
Verizon Communications, Inc.	836,900	29,944,282

		47,616,985

Electric — 0.6%
NV Energy, Inc.	545,000	7,657,250
Westar Energy, Inc.	32,000	805,120

		8,462,370

Electric Utilities — 1.2%
Edison International	269,000	10,383,400
Southern Co.	219,900	8,406,777

		18,790,177

Energy — 0.9%
Exterran Holdings, Inc.*(a)	266,000	6,370,700
GenOn Energy, Inc.*	1,743,525	6,642,830

		13,013,530

Energy Equipment & Services — 1.1%
Halliburton Co.	180,800	7,382,064
Nabors Industries Ltd. (Bermuda)*	151,000	3,542,460
Rowan Cos., Inc.*	178,000	6,213,980

		17,138,504

Financial – Bank & Trust — 1.0%
Morgan Stanley	563,000	15,319,230

Food — 1.6%
General Mills, Inc.	125,500	4,466,545
Kraft Foods, Inc. (Class A Stock)	354,200	11,160,842

SEE NOTES TO FINANCIAL STATEMENTS.

A400

AST VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food (cont’d.)
Tyson Foods, Inc. (Class A Stock)	557,000	$9,591,540

		25,218,927

Food & Drug Retailing — 1.0%
Kroger Co. (The)	701,800	15,692,248

Food & Staples Retailing — 1.2%
Safeway, Inc.	407,000	9,153,430
Seagate Technology PLC (Ireland)* .	635,000	9,544,050

		18,697,480

Food Products — 1.8%
Archer-Daniels-Midland Co.	147,700	4,442,816
Corn Products International, Inc.	195,000	8,970,000
Unilever NV(a)	454,800	14,280,720

		27,693,536

Gas — 0.5%
Questar Corp.	422,000	7,347,020

Healthcare Equipment & Supplies — 0.3%
Baxter International, Inc.	99,200	5,021,504

Healthcare Providers & Services — 1.3%
Cardinal Health, Inc.	265,000	10,152,150
CIGNA Corp.	267,000	9,788,220

		19,940,370

Healthcare Services — 3.5%
Aetna, Inc.	286,000	8,725,860
Coventry Health Care, Inc.*	344,000	9,081,600
Humana, Inc.*	181,000	9,907,940
UnitedHealth Group, Inc.	416,000	15,021,760
WellPoint, Inc.*	191,000	10,860,260

		53,597,420

Hotels, Restaurants & Leisure — 0.6%
Wyndham Worldwide Corp.	299,000	8,958,040

Household Products — 0.5%
Procter & Gamble Co. (The)	109,000	7,011,970

Household Products/Wares — 0.8%
Kimberly-Clark Corp.	199,100	12,551,264

Industrial Conglomerates — 3.0%
General Electric Co.	2,495,200	45,637,208

Insurance — 7.2%
ACE Ltd. (Switzerland)	146,500	9,119,625
American Financial Group, Inc.	239,000	7,717,310
Aspen Insurance Holdings Ltd. (Bermuda)	256,000	7,326,720
Assurant, Inc.	188,000	7,241,760
AXIS Capital Holdings Ltd. (Bermuda)	216,000	7,750,080
Berkshire Hathaway, Inc. (Class B Stock)*	20,000	1,602,200
Endurance Specialty Holdings Ltd. (Bermuda)	150,000	6,910,500

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (cont’d.)
Genworth Financial, Inc. (Class A Stock)*	651,000	$8,554,140
Hartford Financial Services Group, Inc. (The)	176,700	4,680,783
MetLife, Inc.	299,700	13,318,668
Protective Life Corp.	326,000	8,684,640
Travelers Cos., Inc. (The)	343,100	19,114,101
Unum Group	377,000	9,130,940

		111,151,467

Internet — 1.2%
AOL, Inc.*	322,000	7,634,620
Expedia, Inc.	62,000	1,555,580
Liberty Media Holding Corp. – Interactive (Class A Stock)*	606,000	9,556,620

		18,746,820

Iron/Steel — 0.4%
Nucor Corp.	155,500	6,814,010

IT Services — 1.0%
CoreLogic, Inc.(a)	95,000	1,759,400
International Business Machines Corp.	96,500	14,162,340

		15,921,740

Machinery — 1.2%
Timken Co.	199,000	9,498,270
Trinity Industries, Inc.(a)	327,000	8,701,470

		18,199,740

Media — 6.0%
CBS Corp. (Class B Stock)	577,000	10,991,850
Comcast Corp. (Class A Stock)	800,000	17,576,000
DISH Network Corp. (Class A Stock)*	367,000	7,215,220
News Corp. (Class A Stock)	847,000	12,332,320
Time Warner Cable, Inc.	181,000	11,951,430
Time Warner, Inc.	379,900	12,221,383
Viacom, Inc. (Class B Stock)	362,400	14,354,664
Walt Disney Co. (The)	168,300	6,312,933

		92,955,800

Metals & Mining — 1.1%
Alcoa, Inc.	770,500	11,857,995
United States Steel Corp.(a)	88,500	5,170,170

		17,028,165

Multi-Utilities — 1.6%
Calpine Corp.*	207,000	2,761,380
Dominion Resources, Inc.	198,000	8,458,560
Integrys Energy Group, Inc.	150,000	7,276,500
NRG Energy, Inc.*	318,000	6,213,720

		24,710,160

Office Electronics — 0.4%
Xerox Corp.	527,100	6,072,192

SEE NOTES TO FINANCIAL STATEMENTS.

A401

AST VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil & Gas — 9.9%
Chevron Corp.	123,220	$11,243,825
ConocoPhillips	266,000	18,114,600
Devon Energy Corp.	148,600	11,666,586
Exxon Mobil Corp.	313,400	22,915,808
Hess Corp.	138,400	10,593,136
Marathon Oil Corp.	477,400	17,678,122
Murphy Oil Corp.	70,000	5,218,500
Noble Corp. (Switzerland)	309,200	11,060,084
Peabody Energy Corp.	135,800	8,688,484
Spectra Energy Corp.	383,000	9,571,170
Teekay Corp. (Marshall Island)(a)	136,000	4,498,880
Valero Energy Corp.	476,000	11,005,120
Williams Cos., Inc. (The)	375,000	9,270,000

		151,524,315

Paper & Forest Products — 1.4%
Domtar Corp.	61,000	4,631,120
International Paper Co.	328,000	8,934,720
MeadWestvaco Corp.	295,000	7,717,200

		21,283,040

Pharmaceuticals — 5.4%
Bristol-Myers Squibb Co.	662,600	17,545,648
Eli Lilly & Co.	509,100	17,838,864
Forest Laboratories, Inc.*	322,000	10,297,560
Johnson & Johnson	98,100	6,067,485
King Pharmaceuticals, Inc.*	601,000	8,444,050
Merck & Co., Inc.	347,741	12,532,586
Pfizer, Inc.	608,100	10,647,831

		83,374,024

Retail — 0.7%
Macy’s, Inc.	416,000	10,524,800

Semiconductors — 3.1%
Intel Corp.	1,033,000	21,723,990
LSI Corp.*	3,198,100	19,156,619
National Semiconductor Corp.	458,000	6,302,080

		47,182,689

Software — 1.9%
CA, Inc.	346,000	8,456,240
Microsoft Corp.	431,800	12,055,856
Symantec Corp.*	523,000	8,755,020

		29,267,116

Specialty Retail — 2.3%
Foot Locker, Inc.	469,000	9,201,780
GameStop Corp. (Class A Stock)*	348,000	7,962,240
Gap, Inc. (The)	387,000	8,568,180
Signet Jewelers Ltd. (Bermuda)*(a) .	213,000	9,244,200

		34,976,400

COMMON STOCKS (continued)	Shares	Value (Note 2)

Utilities — 1.0%
Ameren Corp.(a)	258,000	$7,273,020
CMS Energy Corp.(a)	394,000	7,328,400

		14,601,420

Wireless Telecommunication Services — 1.9%
Sprint Nextel Corp.*	5,496,200	23,248,926
Telephone & Data Systems, Inc.	175,000	6,396,250

		29,645,176

TOTAL LONG-TERM INVESTMENTS (cost $1,318,041,711)		1,498,984,518

SHORT-TERM INVESTMENT — 5.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $76,691,446; includes $46,911,271 of cash collateral for securities on loan)(b)(w)	76,691,446	76,691,446

TOTAL INVESTMENTS — 102.5% (cost $1,394,733,157)		1,575,675,964
Liabilities in excess of other assets — (2.5)%		(38,045,421)

NET ASSETS — 100.0%		$1,537,630,543

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $45,161,442; cash collateral of $46,911,271 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A402

AST VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,498,984,518	$—	$—
Affiliated Money Market Mutual Fund	76,691,446	—	—

Total	$1,575,675,964	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Oil & Gas	9.9%
Insurance	7.2
Media	6.0
Pharmaceuticals	5.4
Affiliated Money Market Mutual Fund (3.1% represents investments purchased with collateral from securities on loan)	5.0
Diversified Financial Services	4.2
Commercial Banks	3.9
Healthcare Services	3.5
Diversified Telecommunication Services	3.1
Semiconductors	3.1
Industrial Conglomerates	3.0
Specialty Retail	2.3
Aerospace & Defense	2.3
Computers	2.0
Wireless Telecommunication Services	1.9
Consumer Finance	1.9
Software	1.9
Food Products	1.8
Food	1.6
Multi-Utilities	1.6
Biotechnology	1.5
Components	1.4
Paper & Forest Products	1.4
Construction & Engineering	1.4
Communications Equipment	1.3
Healthcare Providers & Services	1.3
Electric Utilities	1.2

Internet	1.2%
Food & Staples Retailing	1.2
Machinery	1.2
Chemicals	1.1
Energy Equipment & Services	1.1
Metals & Mining	1.1
IT Services	1.0
Food & Drug Retailing	1.0
Financial – Bank & Trust	1.0
Utilities	1.0
Energy	0.9
Diversified Manufacturing	0.8
Household Products/Wares	0.8
Diversified Telecommunication	0.8
Capital Markets	0.8
Commercial & Professional Services	0.8
Retail	0.7
Hotels, Restaurants & Leisure	0.6
Electric	0.6
Containers & Packaging	0.5
Commercial Services	0.5
Gas	0.5
Household Products	0.5
Iron/Steel	0.4
Beverages	0.4
Office Electronics	0.4
Healthcare Equipment & Supplies	0.3
Automobiles	0.2

102.5
Liabilities in excess of other assets	(2.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A403

AST VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2010; accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(4,180,530)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$36,545

For the year ended December 31, 2010, the Portfolio’s average value at trade date for futures long position was $12,836,058.

SEE NOTES TO FINANCIAL STATEMENTS.

A404

AST VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $45,161,442:
Unaffiliated investments (cost $1,318,041,711)	$1,498,984,518
Affiliated investments (cost $76,691,446)	76,691,446
Cash	3,369,804
Receivable for fund share sold	2,343,873
Receivable for investments sold	2,235,260
Dividends and interest receivable	1,506,531
Prepaid expenses	9,881

Total Assets	1,585,141,313

LIABILITIES:
Payable to broker for collateral for securities on loan	46,911,271
Advisory fees payable	412,443
Accrued expenses and other liabilities	95,061
Payable for fund share repurchased	84,337
Shareholder servicing fees payable	7,116
Affiliated transfer agent fee payable	542

Total Liabilities	47,510,770

NET ASSETS	$1,537,630,543

Net assets were comprised of:
Paid-in capital	$1,431,414,218
Retained earnings	106,216,325

Net assets, December 31, 2010	$1,537,630,543

Net asset value and redemption price per share, $1,537,630,543 / 178,663,669 outstanding shares of beneficial interest	$8.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $38,184 foreign withholding tax)	$24,609,251
Affiliated income from securities lending, net	101,308
Affiliated dividend income	60,862
Unaffiliated interest income	2,659

24,774,080

EXPENSES
Advisory fees	10,173,178
Shareholder servicing fees and expenses	1,196,845
Custodian and accounting fees	193,000
Trustees’ fees	21,000
Audit fee	19,000
Insurance expenses	15,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	7,000
Loan interest expense (Note 7)	3,154
Miscellaneous	13,906

Total expenses	11,669,083
Less: shareholder servicing fee waiver	(134,053)

Net expenses	11,535,030

NET INVESTMENT INCOME	13,239,050

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	75,690,335
Futures transactions	(4,180,530)

71,509,805

Net change in unrealized appreciation (depreciation) on:
Investments	61,990,279
Futures	36,545

62,026,824

NET GAIN ON INVESTMENTS	133,536,629

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$146,775,679

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$13,239,050	$16,868,373
Net realized gain (loss) on investment transactions	71,509,805	(5,862,083)
Net change in unrealized appreciation (depreciation) on investments	62,026,824	212,200,566

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	146,775,679	223,206,856

DISTRIBUTIONS	(16,784,479)	(8,556,211)

FUND SHARE TRANSACTIONS:
Fund share sold [82,832,029 and 132,242,041 shares, respectively]	645,713,042	869,235,930
Fund share issued in reinvestment of distributions [2,229,014 and 1,296,396 shares, respectively]	16,784,479	8,556,211
Fund share repurchased [61,976,594 and 65,011,043 shares, respectively]	(465,190,677)	(459,993,717)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	197,306,844	417,798,424

TOTAL INCREASE IN NET ASSETS	327,298,044	632,449,069
NET ASSETS:
Beginning of year	1,210,332,499	577,883,430

End of year	$1,537,630,543	$1,210,332,499

SEE NOTES TO FINANCIAL STATEMENTS.

A405

[THIS PAGE INTENTIONALLY LEFT BLANK]

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2010 consisted of 60 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to thirty-eight Portfolios listed below together with their investment objectives.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”):    To seek long-term capital appreciation by pursuing both top-down asset allocation strategies and bottom-up selection of securities, investment manages, and mutual funds.

AST Advanced Strategies Portfolio (“Advanced Strategies”):    High level of absolute return by using traditional and non-traditional investment strategies and investing in domestic and foreign equities and fixed income securities, derivative instruments and exchange-traded funds.

AST Aggressive Asset Allocation Portfolio (“Aggressive Asset Allocation”):    Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests 100% of its assets in underlying mutual funds that invest primarily in equity securities.

AST AllianceBernstein Core Value Portfolio (“AllianceBernstein Core Value”):    Long-term capital growth by investing primarily in common stocks of large capitalization companies that appear to be undervalued.

AST AllianceBernstein Growth & Income Portfolio (“AllianceBernstein Growth & Income”):    Long-term capital growth and income by investing primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects.

AST American Century Income & Growth Portfolio (“American Century Income & Growth”):    Capital growth and, secondarily, current income by investing primarily in stocks of large U.S. companies selected through quantitative investment techniques.

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”):    Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 60% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 40% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”):    Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 75% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 25% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST CLS Growth Asset Allocation Portfolio (“CLS Growth Asset Allocation”):    Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 70% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 30% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

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AST CLS Moderate Asset Allocation Portfolio (“CLS Moderate Asset Allocation”):    Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 50% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 50% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Federated Aggressive Growth Portfolio (“Federated Aggressive Growth”):    Capital growth by investing primarily in stocks of small companies that are traded on national securities exchanges, NASDAQ stock exchange and the over-the-counter market.

AST FI Pyramis® Asset Allocation Portfolio (“FI Pyramis® Asset Allocation”), formerly known as the AST Niemann Capital Growth Asset Allocation Portfolio:    Maximize total return by allocating the Portfolio’s assets across six specialized investment strategies.

AST First Trust Balanced Target Portfolio (“First Trust Balanced Target”):    Long-term capital growth balanced by current income. The Portfolio invests approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed-income securities.

AST First Trust Capital Appreciation Target Portfolio (“First Trust Capital Appreciation”):    Long-term capital growth. The Portfolio invests approximately 80% of its assets in equity securities and approximately 20% of its assets in fixed-income securities.

AST Goldman Sachs Concentrated Growth Portfolio (“Goldman Sachs Concentrated Growth”):    Capital growth by investing primarily in equity securities.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”):    Long-term capital growth by investing primarily in equity securities of medium-sized companies.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”):    Long-term capital growth by investing primarily in equity securities of small capitalization companies that are believed to be undervalued.

AST Horizon Growth Asset Allocation Portfolio (“Horizon Growth Asset Allocation”):    Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 70% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 30% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Horizon Moderate Asset Allocation Portfolio (“Horizon Moderate Asset Allocation”):    Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 50% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 50% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Investment Grade Bond Portfolio (“Investment Grade Bond”):    Maximize total return, consistent with the preservation of capital and liquidity needs by investing primarily in investment grade bonds.

AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”):    Long-term growth of capital by investing primarily in assets in the equity and equity-related securities of large-capitalization companies.

AST Jennison Large-Cap Value Portfolio (“Jennison Large-Cap Value”):    Capital appreciation by investing primarily in assets in the equity and equity-related securities of large-capitalization companies.

AST JPMorgan Strategic Opportunities Portfolio (“JPMorgan Strategic Opportunities”):    Maximize return compared to the benchmark through security selection and tactical asset allocation.

AST Large-Cap Value Portfolio (“Large-Cap Value”):    Current income and long-term growth of income, as well as capital appreciation by investing in securities of large capitalization companies.

AST Marsico Capital Growth Portfolio (“Marsico Capital Growth”):    Capital growth by investing primarily in common stocks of large companies that are selected for their growth potential.

AST MFS Growth Portfolio (“MFS Growth”):    Long-term capital growth and future income by investing primarily in common stocks and related securities.

AST Mid-Cap Value Portfolio (“Mid-Cap Value”):    Capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

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AST Money Market Portfolio (“Money Market”):    Maximize current income and maintain high levels of liquidity by investing in high-quality, short-term, U.S. dollar-denominated instruments.

AST Neuberger Berman Mid-Cap Growth Portfolio (“Neuberger Berman Mid-Cap Growth”):    Capital growth by investing primarily in common stocks of medium capitalization companies.

AST Neuberger Berman Small-Cap Growth Portfolio (“Neuberger Berman Small-Cap Growth”):    Maximize capital growth by investing primarily in equity securities of small capitalization companies.

AST Neuberger Berman/LSV Mid-Cap Value Portfolio (“Neuberger Berman/LSV Mid-Cap Value”):    Capital growth by investing primarily in common stocks of medium capitalization companies.

AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”):    Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 35% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 65% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Schroders Multi-Asset World Strategies Portfolio (“Schroders Multi-Asset World Strategies”):    Long-term capital appreciation through a flexible global asset allocation approach.

AST Small-Cap Growth Portfolio (“Small-Cap Growth”):    Long-term capital growth by investing in common stocks of small capitalization companies.

AST Small-Cap Value Portfolio (“Small-Cap Value”):    Long-term capital growth by investing primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”):    A high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”):    Long-term capital growth by investing predominantly in the equity securities of a limited number of large, high-quality U.S. companies that judged likely to achieve superior earnings growth.

AST Value Portfolio (“Value”):    Maximum growth of capital growth by investing primarily in the value stocks of larger companies.

2.	Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official NASDAQ closing price (“NOCP”) on the day of valuation or if there was no NOCP at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale, on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the

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markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Money Market uses amortized cost to value their short-term debt securities. Short-term debt securities that are held in the other Portfolios, which mature in more than 60 days, are valued at fair value and those short-term debt securities, of sufficient credit quality, which mature in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities (except for the Money Market Portfolio, which is limited to 10% of net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

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Options:    Certain Portfolios (except for Money Market) either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held:    The Portfolios may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

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Certain Portfolios invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. A few portfolios used futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and options, and guarantees the futures and options contracts against default.

Short Sales:    Certain portfolios of the Trust may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements:    Certain Portfolios of the Trust may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

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Credit Default Swaps:    Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios purchased credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of a particular issuer’s default by selling credit default swaps. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swap:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g., interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the

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counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2010, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Delayed Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Security Loans:    The Portfolios may lend their portfolio securities to broker-dealers. Security loans are limited to 33 1/3% of the total assets of the respective portfolio. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolios. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market. The Portfolios recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses

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are recorded on the accrual basis. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Distributions:    Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2010, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

AllianceBernstein L.P. for AllianceBernstein Core Value and AllianceBernstein Growth & Income;

Alpha Simplex Group, LLC for a portion of Academic Strategies;

American Century Investment Management, Inc. for American Century Income & Growth;

AQR Capital Management, LLC/CNH Partners, LLC for a portion of Academic Strategies effective July 16, 2010;

BlackRock Investment Management, LLC for Value effective July 16, 2010;

Clear Bridge Advisors for a portion of Small-Cap Value;

CLS Investments LLC for CLS Growth Asset Allocation and CLS Moderate Asset Allocation;

Deutsche Asset Management, Inc. for Value through July 16, 2010;

Eagle Asset Management, Inc. for Small-Cap Growth;

Earnest Partners LLC, for a portion of Mid-Cap Value;

Eaton Vance Management for a portion of Large-Cap Value;

Federated Equity Management Company of Pennsylvania for Federated Aggressive Growth;

First Quadrant, L.P. for a portion of Academic Strategies;

First Trust Advisors L.P. for First Trust Balanced Target and First Trust Capital Appreciation Target;

Goldman Sachs Asset Management, L.P. for Goldman Sachs Concentrated Growth, Goldman Sachs Small-Cap Value, Goldman Sachs Mid-Cap Growth;

Horizon Investments, LLC for Horizon Growth Asset Allocation and Horizon Moderate Asset Allocation;

Hotchkis and Wiley Capital Management, LLC for a portion of Large-Cap Value;

Jennison Associates LLC for Jennison Large-Cap Growth, Jennison Large-Cap Value and a portion of Academic Strategies;

J.P. Morgan Investment Management, Inc. for JPMorgan Strategic Opportunities effective March 15, 2010, and a portion of Small-Cap Value;

B9

Lee Munder Investments Ltd. for a portion of Small-Cap Value;

LSV Asset Management for a portion of Advanced Strategies and a portion of Neuberger Berman/LSV Mid-Cap Value;

Marsico Capital Management LLC for Marsico Capital Growth and a portion of Advanced Strategies;

Massachusetts Financial Services Company (“MFS”) for MFS Growth;

Mellon Capital Management Corp. for a portion of Academic Strategies;

Neuberger Berman Management, Inc. for a portion of Neuberger Berman/LSV Mid-Cap Value, Neuberger Berman Mid-Cap Growth, and Neuberger Berman Small-Cap Growth;

Pacific Investment Management Company LLC (“PIMCO”) for a portion of Advanced Strategies and a portion of Academic Strategies;

PI, through its Strategic Investment Research Group team, also directly manages a portion of the assets of the Advanced Strategies, Academic Strategies and manages the Aggressive Asset Allocation, Capital Growth Asset Allocation, Balanced Asset Allocation, and Preservation Asset Allocation. Quantitative Management Associates provides certain sub-advisory services to the portfolios;

Prudential Bache Asset Management for a portion of Academic Strategies;

Prudential Investment Management, Inc. (“PIM”) for Investment Grade Bond and Money Market;

Pyramis Global Advisors, LLC for FI Pyramis® Asset Allocation;

Quantitative Management Associates LLC (“QMA”) for a portion of Academic Strategies;

Schroders Investment Management North America Ltd. for Schroders Multi-Asset World Strategies;

T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation and T. Rowe Price Large-Cap Growth and a portion of Advanced Strategies;

UBS Global Asset Management (Americas), Inc. for JPMorgan Strategic Opportunities (formerly known as the AST UBS Dynamic Alpha Portfolio) through March 12, 2010;

WEDGE Capital Management, LLP for a portion of Mid-Cap Value;

William Blair & Company, LLC for a portion of Advanced Strategies.

B10

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their management fee and/or reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio’s average daily net assets. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees	Effective Advisory Fees	Expense Limitations
Academic Strategies*	0.72%	0.60%	0.64%**
Advanced Strategies	0.85%	0.85%	N/A
Aggressive Asset Allocation	0.15%	0.15%	N/A
AllianceBernstein Core Value	0.75%	0.71%	0.88%
AllianceBernstein Growth & Income	0.75%	0.75%	0.87%**
American Century Income & Growth	0.75%	0.74%	0.90%**
Balanced Asset Allocation	0.15%	0.15%	N/A
Capital Growth Asset Allocation	0.15%	0.15%	N/A
CLS Growth Asset Allocation	0.30%†	0.22%	N/A
CLS Moderate Asset Allocation	0.30%†	0.21%	N/A
Federated Aggressive Growth	0.95%	0.94%	1.11%**
FI Pyramis® Asset Allocation***	0.85%	0.77%	N/A
First Trust Balanced Target	0.85%	0.83%	0.93%**
First Trust Capital Appreciation Target	0.85%	0.82%	0.91%**
Goldman Sachs Concentrated Growth	0.90%	0.90%	N/A
Goldman Sachs Mid-Cap Growth	1.00%	1.00%	N/A
Goldman Sachs Small-Cap Value	0.95%	0.95%	N/A
Horizon Growth Asset Allocation	0.30%†	0.26%	N/A
Horizon Moderate Asset Allocation	0.30%†	0.24%	N/A
Investment Grade Bond	0.65% first $500 million; 0.64% in excess of $500 million	0.64%	1.00%†††
Jennison Large-Cap Growth	0.90%	0.90%	1.05%
Jennison Large-Cap Value	0.75%	0.75%	0.88%
JPMorgan Strategic Opportunities	1.00%	1.00%	N/A
Large-Cap Value	0.75%	0.75%	0.85%**
Marsico Capital Growth	0.90%	0.87%	0.93%**
MFS Growth	0.90%	0.90%	N/A
Mid-Cap Value	0.95%	0.95%	N/A
Money Market	0.50%††	0.16%	0.56%
Neuberger Berman Mid-Cap Growth	0.90% first $1 billion; 0.85% in excess of $1 billion	0.90%	1.25%
Neuberger Berman Small-Cap Growth	0.95%	0.91%	1.08%**
Neuberger Berman/LSV Mid-Cap Value	0.90% first $1 billion; 0.85% in excess of $1 billion	0.90%	N/A
Preservation Asset Allocation	0.15%	0.15%	N/A
Schroders Multi-Asset World Strategies	1.10%	1.10%	N/A
Small-Cap Growth	0.90%	0.90%	N/A
Small-Cap Value	0.90%	0.90%	N/A
T. Rowe Price Asset Allocation	0.85%	0.85%	N/A
T. Rowe Price Large-Cap Growth	0.90% first $1 billion; 0.85% in excess of $1 billion	0.89%	N/A
Value	0.85%	0.85%	N/A

*	The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Investment Manager shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, and extraordinary expenses incurred by the relevant Underlying Funds. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Underlying Fund Fees and Expenses” may be higher than 0.685% of the Portfolio’s average daily net assets. The arrangements relating to the Portfolio’s “Underlying Fund Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.

B11

**	Expense limitations are as noted in the table below.

	January 1, 2010 – June 30, 2010 Expense Limitations	Effective July 1, 2010 Expense Limitations
Academic Strategies	0.80%	0.64%
AllianceBernstein Growth & Income	N/A	0.87%
American Century Income & Growth	N/A	0.90%
Federated Aggressive Growth	N/A	1.11%
First Trust Balanced Target	N/A	0.93%
First Trust Capital Appreciation Target	N/A	0.91%
Large-Cap Value	N/A	0.85%
Marsico Capital Growth	N/A	0.93%
Neuberger Berman Small-Cap Growth	N/A	1.08%

***	Includes effective fee relating to the Portfolio prior to its repositioning from AST Niemann Capital Growth Asset Allocation to FI Pyramis® Asset Allocation Portfolio.
†	The Investment Manager has voluntarily agreed to waive a portion of its advisory fees as follows:

	First $100 million	Next $100 million	In Excess of $200 million
CLS Growth Asset Allocation	0.00%	0.05%	0.10%
CLS Moderate Asset Allocation	0.00%	0.05%	0.10%

	First $250 million	Next $500 million	In Excess of $750 million
Horizon Growth Asset Allocation	0.00%	0.05%	0.10%
Horizon Moderate Asset Allocation	0.00%	0.05%	0.10%

††	For the year ended December 31, 2010, the Investment Manager has voluntarily agreed to limit the advisory fees of the Money Market Portfolio such that the 1-day yield (without gain or loss) does not fall below 0.05%. Effective March 1, 2010, that threshold was reduced to 0.02%. The waiver/reimbursement is voluntary and may be modified or terminated by AST Investment Services, Inc. and PI at any time without notice. During the year ended December 31, 2010, the Investment Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $8,946,823, 0.30% of the Money Market Portfolio’s average daily net assets.

In addition to the voluntary expense limitation of the Money Market Portfolio listed above, the Investment Managers (Prudential Investments LLC and AST Investment Services) have contractually agreed to waive 0.01% of their investment management fees for the Portfolio through May 31, 2011. This agreement may not be terminated or modified prior to May 31, 2011, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after May 31, 2011 will be subject to review by the Investment Managers and the Fund’s Board of Trustees.

†††	Expense limitation is contractual through April 30, 2012.

AST Investment Services, Inc., PI, PIM, Jennison, QMA and Prudential Bache Asset Management are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Trust, excluding Aggressive Asset Allocation Portfolio, Capital Growth Asset Allocation Portfolio, Balanced Asset Allocation Portfolio, CLS Growth Asset Allocation Portfolio, CLS Moderate Asset Allocation Portfolio, Horizon Growth Asset Allocation Portfolio, Horizon Moderate Asset Allocation Portfolio, and Preservation Asset Allocation Portfolio, has entered into an agreement with Prudential Annuities Life Assurance Corporation (“PALAC”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., pursuant to which the Portfolios pay PALAC a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Academic Strategies Asset Allocation Portfolio generally invests approximately 65% of its assets in the Underlying Trust Portfolios, therefore only 35% of its assets will be directly subject to the shareholder servicing fee. The Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on average daily net assets up to $500 million (no waiver), 0.09% on average daily net assets of the next $250 million (0.01% waiver), 0.08% on average daily net of the next $250 million (0.02% waiver), and 0.07% on average daily net assets in excess of $1 billion (0.03% waiver).

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

B12

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Fund”), a portfolio of Prudential Investment Portfolios 2. The Fund is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., acts as the Trust’s securities lending agent. For the year ended December 31, 2010, PIM was compensated as follows for these services by the Portfolios:

Portfolio	PIM
Advanced Strategies	$89,096
AllianceBernstein Core Value	31,970
AllianceBernstein Growth & Income	11,564
American Century Income & Growth	11,542
Federated Aggressive Growth	266,428
First Trust Balanced Target	199,685
First Trust Capital Appreciation Target	433,012
Goldman Sachs Concentrated Growth	30,091
Goldman Sachs Mid-Cap Growth	41,169
Goldman Sachs Small-Cap Value	66,843
Investment Grade Bond	64,328
Jennison Large-Cap Growth	26,115
Jennison Large-Cap Value	25,487
Large-Cap Value	77,257
Marsico Capital Growth	77,384
MFS Growth	53,189
Mid-Cap Value	18,781
Neuberger Berman Mid-Cap Growth	117,701
Neuberger Berman Small-Cap Growth	30,141
Neuberger Berman/LSV Mid-Cap Value	40,840
Schroders Multi-Asset World Strategies	109,883
Small-Cap Growth	389,864
Small-Cap Value	143,647
T. Rowe Price Asset Allocation	66,523
T. Rowe Price Large-Cap Growth	52,851
Value	32,303

5.	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2010 were as follows:

	Cost of Purchases	Proceeds from Sales
Academic Strategies	$3,331,782,412	$2,313,616,912
Advanced Strategies	2,995,327,561	1,963,717,440
AllianceBernstein Core Value	168,919,523	143,049,235
AllianceBernstein Growth & Income	577,221,322	649,319,088
American Century Income & Growth	186,811,541	150,044,495
CLS Growth Asset Allocation	1,423,333,234	583,300,382
CLS Moderate Asset Allocation	1,517,660,278	578,596,961
Federated Aggressive Growth	438,174,058	335,747,674
First Trust Balanced Target	2,139,892,412	1,267,221,927
First Trust Capital Appreciation Target	3,695,408,548	2,563,351,170
FI Pyramis® Asset Allocation	1,698,612,865	1,450,503,119
Goldman Sachs Concentrated Growth	1,791,231,927	477,637,258

B13

	Cost of Purchases	Proceeds from Sales
Goldman Sachs Mid-Cap Growth	$469,174,886	$354,389,191
Goldman Sachs Small-Cap Value	227,002,915	145,617,481
Horizon Growth Asset Allocation	1,395,240,161	776,591,531
Horizon Moderate Asset Allocation	1,473,085,477	739,610,591
Investment Grade Bond	1,380,021,411	1,962,624,867
Jennison Large-Cap Growth	871,213,456	448,973,271
Jennison Large-Cap Value	681,751,052	314,964,381
JPMorgan Strategic Opportunities	3,177,203,001	3,143,575,327
Large-Cap Value	1,974,958,419	1,157,599,298
Marsico Capital Growth	1,690,979,709	2,333,528,273
MFS Growth	4,282,355,985	4,601,443,878
Mid-Cap Value	140,617,075	53,731,690
Neuberger Berman Mid-Cap Growth	325,134,752	233,919,321
Neuberger Berman Small-Cap Growth	268,465,083	254,935,170
Neuberger Berman/LSV Mid-Cap Value	172,531,457	191,969,590
Schroders Multi-Asset World Strategies	2,224,981,480	1,117,705,534
Small-Cap Growth	386,741,618	253,170,256
Small-Cap Value	534,219,450	352,882,327
T. Rowe Price Asset Allocation	2,044,948,419	638,601,377
T. Rowe Price Large-Cap Growth	1,200,447,918	735,800,821
Value	2,597,733,893	2,441,583,044

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2010 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period

Academic Strategies
Cohen & Steers Realty	$226,470,985	$77,705,115	$69,444,974	$3,609,504	$290,607,189
Federated Aggressive Growth	12,776,626	2,735,807	14,961,660	5,926	2,967,410
Global Real Estate	214,017,384	78,038,197	28,728,845	3,900,089	304,532,277
Goldman Sachs Concentrated Growth	—	107,060,249	25,782,858	61,626	92,502,886
Goldman Sachs Mid-Cap Growth	35,189,399	48,249,442	9,495,463	—	84,817,863
High Yield	248,490,318	180,948,459	88,906,527	14,785,365	365,455,556
International Growth	331,003,405	136,848,179	112,969,288	1,374,995	405,166,272
International Value	326,583,377	156,350,487	54,092,652	3,259,166	468,922,709
Jennison Large-Cap Growth	28,006,000	36,163,077	15,604,582	—	54,909,389
Jennison Large-Cap Value	27,063,661	30,646,530	15,372,803	140,486	48,273,285
Large-Cap Value	162,393,502	75,702,119	59,547,986	1,854,408	198,092,822
Marsico Capital Growth	126,059,907	35,436,502	96,999,755	554,232	75,558,301
MFS Growth	126,667,357	39,710,012	82,358,327	126,901	92,225,109
Mid-Cap Value	68,061,399	32,804,797	12,617,761	435,363	106,101,011
Money Market	125,844	32	—	32	125,875
Neuberger Berman Mid-Cap Growth	36,478,278	46,149,442	10,495,463	—	87,056,179
Parametric Emerging Markets Equity	293,544,864	188,598,805	65,206,961	1,420,023	489,554,746
PIMCO Limited Maturity Bond	55,676,239	1,962,742	57,610,565	17,743	683,520
PIMCO Total Return Bond	488,345,325	149,582,391	398,118,834	10,740,254	257,441,813
Prudential Jennison Market Neutral Fund	—	2,800,000	—	—	2,774,724
QMA US Equity Alpha	139,043,230	53,094,097	24,349,944	974,485	190,182,444
Small-Cap Growth	12,694,540	2,757,966	13,961,660	28,085	3,734,425
Small-Cap Value	25,305,046	106,225,172	8,033,336	108,162	145,666,247
T. Rowe Price Large-Cap Growth	29,435,232	38,832,302	20,804,582	—	55,881,108
T. Rowe Price Natural Resources	50,723,314	12,619,807	19,654,862	248,689	50,260,183
Value	81,453,759	31,748,027	37,842,521	1,056,124	82,418,640
Western Asset Core Plus Bond	122,891,100	88,247,007	108,130,768	3,020,524	110,885,043

	$3,268,500,091	$1,761,016,762	$1,451,092,977	$47,722,182	$4,066,797,026

B14

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period

Aggressive Asset Allocation
Federated Aggressive Growth	$4,532,509	$3,093,575	$2,459,159	$2,850	$6,695,694
Goldman Sachs Concentrated Growth	—	50,750,294	11,769,130	26,026	43,966,431
Goldman Sachs Mid-Cap Growth	5,346,643	1,287,412	1,926,123	—	5,605,531
International Growth	45,740,515	11,913,586	20,088,912	140,170	41,870,052
International Value	45,014,692	14,109,134	19,978,912	334,719	42,234,696
Jennison Large-Cap Growth	16,498,782	14,688,024	8,292,210	—	25,854,826
Jennison Large-Cap Value	13,850,602	12,842,144	6,464,038	59,539	22,954,635
Large-Cap Value	81,534,021	29,464,090	27,594,240	804,974	92,546,441
Marsico Capital Growth	64,711,163	9,839,273	44,575,533	266,041	35,003,821
MFS Growth	65,611,738	11,850,729	37,427,753	57,627	43,670,488
Mid-Cap Value	4,385,856	1,193,998	1,701,166	23,516	4,746,107
Money Market	27,245	6	—	6	27,251
Neuberger Berman Mid-Cap Growth	5,342,544	1,287,412	2,343,123	—	5,664,411
Parametric Emerging Markets Equity	10,670,503	6,894,644	5,124,187	56,497	14,885,549
Small-Cap Growth	4,489,031	3,153,987	2,690,159	13,262	6,655,567
Small-Cap Value	9,095,850	6,251,250	4,363,278	49,801	13,353,854
T. Rowe Price Large-Cap Growth	16,614,024	13,118,626	7,373,715	—	26,116,751
T. Rowe Price Natural Resources	7,206,823	4,964,218	3,388,706	36,860	10,214,159
Value	40,659,795	12,108,513	17,551,514	486,008	38,397,768

	$441,332,336	$208,810,915	$225,111,858	$2,357,896	$480,464,032

Balanced Asset Allocation
Federated Aggressive Growth	$29,034,582	$24,658,561	$7,103,457	$18,963	$59,182,318
Goldman Sachs Concentrated Growth	—	365,211,055	24,050,569	200,993	383,818,119
Goldman Sachs Mid-Cap Growth	32,943,174	13,167,361	3,437,281	—	50,189,316
High Yield	50,964,501	110,602,986	13,459,446	5,661,375	157,846,743
International Growth	287,515,061	107,331,715	66,412,792	1,045,116	369,912,796
International Value	282,770,762	118,017,516	58,549,792	2,495,916	372,947,969
Jennison Large-Cap Growth	103,207,591	122,308,312	18,137,594	—	233,208,198
Jennison Large-Cap Value	88,056,648	101,669,124	15,524,822	437,741	196,624,771
Large-Cap Value	510,390,920	264,481,587	60,421,393	6,082,056	789,846,315
Marsico Capital Growth	408,047,667	118,827,748	256,644,665	1,956,303	314,016,283
MFS Growth	410,956,393	136,229,210	196,884,599	423,052	384,460,122
Mid-Cap Value	27,437,887	11,096,884	4,021,647	177,037	41,537,689
Money Market	17,084,404	428,519,629	302,000,000	19,629	143,604,033
Neuberger Berman Mid-Cap Growth	32,363,812	13,167,361	4,710,281	—	51,447,161
Parametric Emerging Markets Equity	65,317,441	66,649,184	20,167,162	423,267	132,993,347
PIMCO Total Return Bond	1,367,358,290	611,958,163	520,894,151	41,415,502	1,509,365,363
Small-Cap Growth	29,696,412	23,189,670	7,103,457	90,073	59,868,736
Small-Cap Value	59,790,824	45,561,421	9,655,915	342,226	115,169,307
T. Rowe Price Global Bond	23,388,091	313,924	23,500,000	77,861	236,306
T. Rowe Price Large-Cap Growth	103,845,279	122,431,338	23,291,373	—	235,296,798
T. Rowe Price Natural Resources	46,139,873	37,949,611	8,859,215	304,562	89,788,803
Value	255,879,568	114,741,146	72,408,401	3,650,024	326,652,188
Western Asset Core Plus Bond	344,045,239	368,911,553	89,049,579	12,005,128	650,173,776

	$4,576,234,419	$3,326,995,059	$1,806,287,591	$76,826,824	$6,668,186,457

B15

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period

Capital Growth Asset Allocation
Federated Aggressive Growth	$45,032,235	$41,541,618	$17,143,385	$28,658	$87,416,798
Goldman Sachs Concentrated Growth	—	577,818,210	78,885,217	273,638	558,732,705
Goldman Sachs Mid-Cap Growth	51,764,069	24,044,741	13,045,466	—	73,748,033
High Yield	47,922,351	76,262,137	23,200,940	4,199,117	108,230,688
International Growth	443,485,836	192,619,072	158,074,224	1,503,585	530,883,489
International Value	435,608,759	212,480,102	152,318,224	3,588,615	534,765,092
Jennison Large-Cap Growth	162,159,949	181,362,261	47,640,636	—	331,102,367
Jennison Large-Cap Value	136,285,605	162,044,465	43,853,310	649,044	286,278,138
Large-Cap Value	807,203,188	411,175,266	188,609,837	8,798,575	1,134,038,369
Marsico Capital Growth	645,080,968	177,177,899	432,540,196	2,935,647	449,240,570
MFS Growth	647,766,868	211,442,766	348,376,706	624,898	556,513,135
Mid-Cap Value	42,439,088	18,567,949	10,672,066	258,894	60,470,199
Money Market	29,330,677	494,073,778	357,600,000	23,778	165,804,456
Neuberger Berman Mid-Cap Growth	52,127,315	24,044,741	13,794,466	—	78,537,346
Parametric Emerging Markets Equity	103,088,581	98,545,052	41,050,079	615,997	189,550,971
PIMCO Total Return Bond	1,077,998,328	507,624,972	619,992,284	27,954,961	1,006,511,499
Small-Cap Growth	45,556,344	39,150,729	17,601,385	137,769	87,309,686
Small-Cap Value	91,817,459	78,950,159	27,505,770	523,238	170,807,832
T. Rowe Price Global Bond	765,722	26,927		26,927	809,702
T. Rowe Price Large-Cap Growth	163,670,426	178,883,258	52,691,170	—	334,198,879
T. Rowe Price Natural Resources	76,010,397	46,771,473	25,157,425	396,852	114,703,927
Value	411,473,060	161,584,890	136,639,732	5,109,809	474,585,885
Western Asset Core Plus Bond	267,876,731	293,172,696	145,339,580	8,002,224	435,456,959

	$5,784,463,956	$4,209,365,161	$2,951,732,098	$65,652,226	$7,769,696,725

CLS Growth Asset Allocation
Federated Aggressive Growth	$20,639,280	$33,179,899	$11,216,500	$14,399	$53,527,447
Goldman Sachs Concentrated Growth	—	85,614,569	14,050,415	34,786	79,223,431
Goldman Sachs Mid-Cap Growth	4,195,586	6,931,665	1,823,670	—	10,736,255
International Growth	89,812,557	161,881,183	46,360,000	480,183	229,609,857
International Value	30,043,465	74,922,000	35,569,571	—	76,086,776
Jennison Large-Cap Growth	12,916,329	38,967,606	8,524,249	—	48,198,387
Jennison Large-Cap Value	11,001,953	36,803,063	9,631,302	82,567	42,246,787
Large-Cap Value	64,532,741	127,657,823	38,719,210	1,126,466	167,316,155
Marsico Capital Growth	50,623,961	46,317,320	39,566,332	296,847	65,867,842
MFS Growth	51,225,830	59,393,970	37,612,305	67,045	79,732,700
Mid-Cap Value	3,411,820	6,290,390	1,735,650	33,532	9,336,695
Money Market	26,795,291	343,496,134	148,736,000	17,439	227,963,278
Neuberger Berman Mid-Cap Growth	4,122,673	6,931,665	1,823,670	—	11,233,915
PIMCO Total Return Bond	86,239,667	82,340,158	61,568,600	4,537,794	111,009,991
Small-Cap Growth	20,923,115	33,094,529	11,356,500	69,029	55,098,286
T. Rowe Price Large-Cap Growth	13,000,230	37,922,383	8,013,359	—	49,014,198
Value	32,281,961	50,547,696	18,681,141	582,175	70,300,318
Western Asset Core Plus Bond	21,338,406	49,695,814	25,529,400	1,280,743	47,812,377

	$543,104,865	$1,281,987,867	$520,517,874	$8,623,005	$1,434,314,695

CLS Moderate Asset Allocation
Federated Aggressive Growth	$25,740,509	$24,297,520	$6,634,000	$18,020	$56,141,456
Goldman Sachs Concentrated Growth	—	66,449,335	10,486,875	34,870	62,961,237
Goldman Sachs Mid-Cap Growth	4,032,761	4,640,610	1,383,750	—	8,614,760
International Growth	86,624,760	106,241,398	23,187,000	460,618	192,580,990
International Value	43,668,228	84,057,000	44,059,569	—	92,034,665
Jennison Large-Cap Growth	12,359,346	27,945,785	6,433,125	—	38,312,917
Jennison Large-Cap Value	10,594,072	28,576,113	7,647,895	80,099	35,541,437

B16

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period

CLS Moderate Asset Allocation (continued)
Large-Cap Value	$62,132,018	$95,424,520	$30,882,580	$1,089,770	$140,333,477
Marsico Capital Growth	48,703,645	32,900,803	36,878,500	297,749	52,535,057
MFS Growth	49,230,987	41,201,930	33,275,875	68,094	63,348,465
Mid-Cap Value	3,285,469	4,681,773	1,385,700	32,252	7,867,563
Money Market	114,105,659	537,903,355	178,943,000	49,743	476,781,350
Neuberger Berman Mid-Cap Growth	3,961,287	4,640,610	1,383,750	—	9,045,986
PIMCO Total Return Bond	206,253,648	132,752,430	72,130,500	10,076,937	276,303,277
Small-Cap Growth	26,071,775	24,200,573	6,799,000	86,073	57,645,783
T. Rowe Price Large-Cap Growth	12,496,320	27,458,640	6,433,125	—	39,075,101
Value	31,083,045	38,593,705	16,808,116	555,699	58,738,912
Western Asset Core Plus Bond	50,752,852	90,542,517	27,484,500	2,847,877	119,103,461

	$791,096,381	$1,372,508,617	$512,236,860	$15,697,801	$1,786,965,894

FI Pyramis® Asset Allocation
Federated Aggressive Growth	$6,806,164	$750,465	$7,740,281	$—	$—
Goldman Sachs Concentrated Growth	—	14,740,538	15,355,087	—	—
Goldman Sachs Mid-Cap Growth	3,721,780	738,588	4,512,223	—	—
International Growth	15,982,229	—	15,182,198	—	—
International Value	12,946,973	—	12,594,989	—	—
Jennison Large-Cap Growth	11,471,971	7,227,756	19,007,927	—	—
Jennison Large-Cap Value	6,683,867	13,855,073	21,918,029	—	—
Large-Cap Value	39,295,425	43,395,931	87,038,430	—	—
Marsico Capital Growth	45,012,758	7,829,948	52,997,504	—	—
MFS Growth	45,524,611	7,829,948	53,065,334	—	—
Mid-Cap Value	2,066,319	2,098,103	4,403,156	—	—
Money Market	35,318,178	18,221,282	53,539,460	4,406	—
Neuberger Berman Mid-Cap Growth	3,659,935	738,588	4,524,181	—	—
PIMCO Total Return Bond	28,097,196	10,144,456	38,896,747	—	—
Small-Cap Growth	6,804,469	750,465	7,563,981	—	—
Small-Cap Value	10,159,795	10,242,276	22,093,256	—	—
T. Rowe Price Large-Cap Growth	11,540,500	2,314,243	13,905,933	—	—
Value	19,634,647	14,437,245	35,400,392	—	—
Western Asset Core Plus Bond	6,925,166	9,434,147	16,502,251	—	—

	$311,651,983	$164,749,052	$486,241,359	$4,406	$—

Horizon Growth Asset Allocation
Federated Aggressive Growth	$8,511,637	$25,244,247	$20,169,283	$3,511	$18,229,439
Goldman Sachs Concentrated Growth	—	75,347,832	19,260,733	30,085	63,949,964
Goldman Sachs Mid-Cap Growth	3,900,148	5,877,642	2,460,348	—	8,734,971
International Growth	27,875,722	106,804,111	71,136,879	126,218	73,808,546
International Value	27,786,253	97,359,428	59,879,260	316,399	70,704,308
Jennison Large-Cap Growth	12,011,445	33,555,141	11,561,237	—	39,035,042
Jennison Large-Cap Value	11,702,139	46,439,369	11,484,134	97,087	50,237,018
Large-Cap Value	68,738,691	165,442,861	48,941,486	1,333,069	196,657,779
Marsico Capital Growth	47,097,101	40,528,962	42,577,775	266,730	53,549,015
MFS Growth	47,658,880	50,382,970	40,605,204	59,683	64,377,949
Mid-Cap Value	3,626,128	8,052,819	2,103,807	38,766	10,872,200
Money Market	33,850,924	163,921,021	41,313,479	6,330	160,347,480
Neuberger Berman Mid-Cap Growth	3,833,750	5,877,642	2,460,348	—	9,221,942
PIMCO Total Return Bond	113,519,822	137,807,396	133,245,035	4,481,489	121,772,522
Small-Cap Growth	8,574,893	25,225,751	20,201,283	17,015	19,210,000
Small-Cap Value	17,941,403	47,180,390	42,011,036	62,759	28,173,281
T. Rowe Price Large-Cap Growth	12,086,900	32,807,721	11,185,954	—	39,839,330
Value	34,390,045	63,527,689	21,829,947	626,228	81,497,538
Western Asset Core Plus Bond	28,205,521	71,950,185	49,788,307	1,264,718	52,567,605

	$511,311,402	$1,203,333,177	$652,215,535	$8,730,087	$1,162,785,929

B17

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period

Horizon Moderate Asset Allocation
Federated Aggressive Growth	$10,157,424	$17,773,400	$14,897,397	$5,250	$18,009,184
Goldman Sachs Concentrated Growth	—	67,404,621	19,390,142	27,351	55,422,027
Goldman Sachs Mid-Cap Growth	3,378,524	5,379,863	2,499,298	—	7,574,999
International Growth	38,823,558	94,343,100	53,966,352	173,420	93,729,530
International Value	39,350,366	81,980,275	37,837,654	434,721	93,412,951
Jennison Large-Cap Growth	10,408,763	30,429,684	11,709,162	—	33,948,387
Jennison Large-Cap Value	10,426,749	38,775,873	9,295,513	97,426	43,277,976
Large-Cap Value	61,221,433	136,696,772	36,195,743	1,329,576	173,092,794
Marsico Capital Growth	40,826,295	38,266,097	40,612,421	242,971	46,546,014
MFS Growth	41,297,303	46,252,805	38,411,169	54,436	55,842,537
Mid-Cap Value	3,230,931	6,624,104	1,494,212	38,448	9,582,797
Money Market	78,182,617	208,029,366	26,736,580	20,584	260,591,843
Neuberger Berman Mid-Cap Growth	3,320,780	5,379,863	2,499,298	—	8,020,018
PIMCO Total Return Bond	268,885,035	205,467,762	157,775,166	10,342,871	326,040,705
Small-Cap Growth	10,075,651	17,833,400	14,857,397	25,250	18,861,003
Small-Cap Value	21,542,834	39,940,648	27,594,983	128,978	41,898,821
T. Rowe Price Large-Cap Growth	10,481,319	29,940,593	11,588,443	—	34,625,585
Value	30,629,555	54,261,374	17,569,829	622,769	72,675,228
Western Asset Core Plus Bond	66,541,935	121,194,529	52,444,215	2,921,630	140,675,990

	$748,781,072	$1,245,974,129	$577,374,974	$16,465,681	$1,533,828,389

Preservation Asset Allocation
AllianceBernstein Growth and Income	$—	$2,000,000	$2,001,397	$—	$—
Federated Aggressive Growth	14,149,124	8,194,526	1,652,662	8,405	26,703,237
Goldman Sachs Concentrated Growth	—	163,414,392	9,949,133	109,760	174,821,308
Goldman Sachs Mid-Cap Growth	15,555,004	4,554,478	1,143,515	—	22,616,895
High Yield	68,170,374	133,997,155	3,159,992	7,661,480	212,533,554
International Growth	135,318,485	44,577,115	34,121,595	503,020	167,809,225
International Value	132,236,030	51,252,805	30,122,595	1,198,710	169,782,147
Jennison Large-Cap Growth	48,153,902	52,390,015	9,949,957	—	103,672,655
Jennison Large-Cap Value	41,119,474	43,588,788	2,464,736	222,089	93,740,989
Large-Cap Value	237,831,792	103,679,654	17,231,579	3,021,153	362,634,119
Marsico Capital Growth	189,918,443	47,125,456	118,790,665	905,581	141,006,599
MFS Growth	191,985,899	51,108,783	86,181,925	202,736	174,771,700
Mid-Cap Value	12,873,254	3,865,548	617,651	86,408	19,558,866
Money Market	23,184,657	289,297,570	188,097,584	25,026	124,384,641
Neuberger Berman Mid-Cap Growth	15,376,997	4,554,478	1,143,515	—	23,921,722
Parametric Emerging Markets Equity	32,336,649	27,752,490	9,192,504	200,750	62,032,723
PIMCO Total Return Bond	1,777,340,426	593,887,403	416,401,318	57,289,623	2,019,899,096
Small-Cap Growth	14,255,366	8,676,068	3,150,662	39,946	26,258,405
Small-Cap Value	27,228,131	18,165,124	4,175,324	142,881	50,472,463
T. Rowe Price Global Bond	28,766,883	387,545	20,043,377	313,926	9,439,610
T. Rowe Price Large-Cap Growth	48,189,408	52,819,070	11,709,789	—	105,385,790
T. Rowe Price Natural Resources	21,505,901	16,083,538	3,600,887	149,485	41,174,177
Value	119,854,173	48,758,247	35,978,224	1,729,289	146,746,298
Western Asset Core Plus Bond	445,378,162	423,541,149	34,086,846	16,300,183	868,512,332

	$3,640,728,534	$2,193,671,397	$1,044,967,432	$90,110,451	$5,147,878,551

B18

Written options transactions, during the year ended December 31, 2010, were as follows:

	Academic Strategies		Advanced Strategies
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	140,290,000	$1,102,628	181,400,000	$1,746,290
Written options	678,591,000	6,204,513	1,224,787,000	4,842,742
Expired options	(340,005,000)	(1,834,731)	(563,361,000)	(2,952,663)
Closed options	(36,136,000)	(3,660,115)	(60,516,000)	(563,688)

Balance at end of year	442,740,000	$1,812,295	782,310,000	$3,072,681

	JPMorgan Strategic Opportunities
	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	—	$—
Written options	153,060,000	331,802
Expired options	—	—
Closed options	(131,481,000)	(269,405)

Balance at end of year	21,579,000	$62,397

6.	Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006, each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2010, no provisions for income tax would be required in the Portfolios’ financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

B19

7.	Line of Credit

The Portfolios (excluding Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), were a party to a Syndicated Credit Agreement (“SCA”) with two banks. The purpose of the SCA was to provide an alternative source of temporary funding for capital share redemptions. The SCA provided for a commitment of $500 million through October 20, 2010, which was subsequently extended through December 17, 2010 under the same terms. The Portfolios paid an annualized commitment fee of 0.15% of the unused portion. Effective December 17, 2010, the Funds entered into a new Syndicated Credit Agreement (“New SCA”) with a group of banks. The New SCA provides for a commitment of $750 million with an annualized commitment fee of 0.10% of the unused portion. The expiration date of the New SCA is December 16, 2011. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at December 31, 2010
Academic Strategies	$2,678,000	1.47%	2	—
Advanced Strategies	3,282,333	1.47%	18	—
Aggressive Asset Allocation	1,138,000	1.47%	3	—
AllianceBernstein Core Value	781,533	1.45%	15	—
AllianceBernstein Growth & Income	4,170,727	1.47%	11	—
American Century Income & Growth	1,028,714	1.46%	7	—
Balanced Asset Allocation	342,000	1.47%	1	—
Capital Growth Asset Allocation	13,348,167	1.47%	6	—
CLS Growth Asset Allocation	7,909,174	1.46%	23	—
CLS Moderate Asset Allocation	3,996,273	1.47%	11	—
FI Pyramis® Asset Allocation	2,039,850	1.43%	20	—
First Trust Balanced Target	8,549,364	1.47%	11	—
First Trust Capital Appreciation Target	29,908,098	1.45%	40	—
Goldman Sachs Concentrated Growth	8,765,364	1.47%	11	—
Goldman Sachs Mid-Cap Growth	2,029,736	1.44%	15	—
Horizon Growth Asset Allocation	8,511,100	1.47%	20	—
Horizon Moderate Asset Allocation	4,737,462	1.47%	13	—
Investment Grade Bond	50,627,757	1.45%	111	—
Jennison Large-Cap Growth	4,739,000	1.47%	2	—
Jennison Large-Cap Value	6,190,000	1.47%	3	—
JPMorgan Strategic Opportunities	32,498,000	1.48%	3	—
Large-Cap Value	8,165,211	1.46%	19	—
Marsico Capital Growth	8,156,800	1.45%	15	—
MFS Growth	5,076,000	1.48%	1	—
Mid-Cap Value	363,400	1.47%	5	—
Neuberger Berman/LSV Mid-Cap Value	1,355,600	1.46%	20	—
Small-Cap Growth	1,817,678	1.42%	36	$6,299,000
Small-Cap Value	1,433,042	1.46%	24	—
T. Rowe Price Large-Cap Growth	3,249,175	1.47%	36	—
Value	4,605,529	1.45%	17	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2010, more than 99% of each Portfolio was owned as of record by Prudential Annuities Life Assurance Corporation (“PALAC”) on behalf of the owners of the variable insurance products issued by PALAC.

B20

10.	Reorganization

On June 26, 2009, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on October 29, 2009 and the reorganization took place on November 13, 2009.

The purpose of the transaction was to combine two portfolios sub-advised by the same subadviser with comparable investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on November 13, 2009:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Focus Four Portfolio	26,020,024	AST First Trust Capital Appreciation Target Portfolio	26,516,826	$222,150,938

For financial reporting purposes, assets received and shares issued by AST First Trust Capital Appreciation Target Portfolio were recorded at fair value; however, the cost basis of the investments received from AST Focus Four Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
AST Focus Four Portfolio	$222,150,938	$17,800,085	AST First Trust Capital Appreciation Target Portfolio	$2,024,950,311

Assuming the acquisition had been completed on January 1, 2009, AST First Trust Capital Appreciation Target Portfolio’s results of operations for the year ended December 31, 2009 were as follows:

Net investment income	$28,911,946	(a)
Net realized and unrealized gain (loss) on investments	300,152,250	(b)

	$329,064,196

(a)	$26,976,217, as reported in Statement of Operations for the year ended December 31, 2009, plus $1,935,729 Net Investment Income from AST Focus Four Portfolio pre-merger.
(b)	$280,545,953 as reported in the Statement of Operations for the year ended December 31, 2009, plus $19,606,297 Net Realized and Unrealized Gain (Loss) on Investments from AST Focus Four Portfolio pre-merger.

Because both AST Focus Four Portfolio and AST First Trust Capital Appreciation Target Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of AST Focus Four Portfolio that have been included in AST First Trust Capital Appreciation Target Portfolio’s Statement of Operations since November 13, 2009.

On June 26, 2009, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on October 22, 2009 and the reorganization took place on November 13, 2009.

The purpose of the transaction was to combine two portfolios sub-advised by the same subadviser with comparable investment objectives and policies.

B21

The acquisition was accomplished by a tax-free exchange of the following shares on November 13, 2009:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
PSF SP Aggressive Growth Asset Allocation Portfolio	18,533,095	AST Aggressive Asset Allocation Portfolio	16,029,864	$129,438,740

For financial reporting purposes, assets received and shares issued by AST Aggressive Asset Allocation Portfolio were recorded at fair value; however, the cost basis of the investments received from PSF SP Aggressive Growth Asset Allocation Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
PSF SP Aggressive Growth Asset Allocation Portfolio	$129,438,740	$(10,352,675)	AST Aggressive Asset Allocation Portfolio	$294,581,659

Assuming the acquisition had been completed on January 1, 2009, AST Aggressive Asset Allocation Portfolio’s results of operations for the year ended December 31, 2009 were as follows:

Net investment income	$4,010,359	(a)
Net realized and unrealized gain (loss) on investments	80,678,226	(b)

	$84,688,585

(a)	$2,076,026, as reported in Statement of Operations for the year ended December 31, 2009, plus $1,934,333 Net Investment Income from PSF SP Aggressive Growth Asset Allocation Portfolio pre-merger.
(b)	$54,698,890 as reported in the Statement of Operations for the year ended December 31, 2009, plus $25,979,336 Net Realized and Unrealized Gain (Loss) on Investments from PSF SP Aggressive Growth Asset Allocation Portfolio pre-merger.

Because both PSF SP Aggressive Growth Asset Allocation Portfolio and AST Aggressive Asset Allocation Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of PSF SP Aggressive Growth Asset Allocation Portfolio that have been included in AST Aggressive Asset Allocation Portfolio’s Statement of Operations since November 13, 2009.

On June 26, 2009, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on October 22, 2009 and the reorganization took place on November 13, 2009.

The purpose of the transaction was to combine two portfolios sub-advised by the same subadviser with comparable investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on November 13, 2009:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
PSF SP Balanced Asset Allocation Portfolio	99,966,885	AST Balanced Asset Allocation Portfolio	92,494,613	$915,783,082

B22

For financial reporting purposes, assets received and shares issued by AST Balanced Asset Allocation Portfolio were recorded at fair value; however, the cost basis of the investments received from PSF SP Balanced Asset Allocation Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
PSF SP Balanced Asset Allocation Portfolio	$915,783,082	$(36,198,030)	AST Balanced Asset Allocation Portfolio	$3,391,408,464

Assuming the acquisition had been completed on January 1, 2009, AST Balanced Asset Allocation Portfolio’s results of operations for the year ended December 31, 2009 were as follows:

Net investment income	$65,392,607	(a)
Net realized and unrealized gain (loss) on investments	601,692,566	(b)

	$667,085,173

(a)	$44,542,615, as reported in Statement of Operations for the year ended December 31, 2009, plus $20,849,992 Net Investment Income from PSF SP Balanced Asset Allocation Portfolio pre-merger.
(b)	$457,640,865 as reported in the Statement of Operations for the year ended December 31, 2009, plus $144,051,701 Net Realized and Unrealized Gain (Loss) on Investments from PSF SP Balanced Asset Allocation Portfolio pre-merger.

Because both PSF SP Balanced Asset Allocation Portfolio and AST Balanced Asset Allocation Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of PSF SP Balanced Asset Allocation Portfolio that have been included in AST Balanced Asset Allocation Portfolio’s Statement of Operations since November 13, 2009.

On June 26, 2009, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolios for shares of the acquiring portfolio and the assumption of the liabilities of the portfolios. Shareholders approved the Plan at a meeting on October 22, 2009 and the reorganization took place on November 20, 2009.

The purpose of the transactions was to combine portfolios sub-advised by the same subadviser with comparable investment objectives and policies.

The acquisitions were accomplished by a tax-free exchange of the following shares on November 20, 2009:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
PSF SP Conservative Asset Allocation Portfolio	44,715,656	AST Preservation Asset Allocation Portfolio	42,633,921	$458,012,556
PSF Diversified Conservative Growth Portfolio	9,295,870	AST Preservation Asset Allocation Portfolio	8,845,791	$95,043,143

For financial reporting purposes, assets received and shares issued by AST Preservation Asset Allocation Portfolio were recorded at fair value; however, the cost basis of the investments received from PSF SP Conservative Asset Allocation Portfolio and PSF Diversified Conservative Growth Portfolio was carried forward to reflect the tax-free status of the acquisition.

B23

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
PSF SP Conservative Asset Allocation Portfolio	$458,012,556	$(3,014,274)	AST Preservation Asset Allocation Portfolio	$2,996,656,651
PSF Diversified Conservative Growth Portfolio	$95,043,143	$147	AST Preservation Asset Allocation Portfolio	$2,996,656,651

Assuming the acquisitions had been completed on January 1, 2009, AST Preservation Asset Allocation Portfolio’s results of operations for the year ended December 31, 2009 were as follows:

Net investment income	$74,173,772	(a)
Net realized and unrealized gain (loss) on investments	438,331,714	(b)

	$512,505,486

(a)	$59,427,200, as reported in Statement of Operations for the year ended December 31, 2009, plus $11,817,075 Net Investment Income from PSF SP Conservative Asset Allocation Portfolio pre-merger and $2,469,497 Net Investment Income from PSF Diversified Conservative Growth Portfolio pre-merger, plus approximately $460,000 of pro forma eliminated expenses from PSF Diversified Conservative Growth Portfolio.
(b)	$356,337,657 as reported in the Statement of Operations for the year ended December 31, 2009, plus $62,951,660 Net Realized and Unrealized Gain (Loss) on Investments from PSF SP Conservative Asset Allocation Portfolio pre-merger, plus $19,042,397 Net Realized and Unrealized Gain (loss) on Investments from PSF Diversified Conservative Growth Portfolio pre-merger.

Because AST Preservation Asset Allocation Portfolio, PSF SP Conservative Asset Allocation Portfolio, and PSF Diversified Conservative Growth Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of PSF SP Conservative Asset Allocation Portfolio and PSF Diversified Conservative Growth Portfolio that have been included in AST Preservation Asset Allocation Portfolio’s Statement of Operations since November 20, 2009.

B24

Financial Highlights

	AST Academic Strategies Asset Allocation Portfolio
	Year Ended December 31,
	2010(c)		2009(c)		2008(c)		2007(c)	2006(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.57		$7.89		$12.18		$11.18	$10.04

Income (Loss) From Investment Operations:
Net investment income	0.08		0.12		0.19		0.14	0.09
Net realized and unrealized gain (loss) on investments	1.05		1.77		(3.92)		0.93	1.05

Total from investment operations	1.13		1.89		(3.73)		1.07	1.14

Less Distributions:	(0.09)		(0.21)		(0.56)		(0.07)	—

Net Asset Value, end of year	$10.61		$9.57		$7.89		$12.18	$11.18

Total Return(a)	11.96%		24.36%		(31.89)%		9.59%	11.35%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,689.5		$4,712.0		$2,623.3		$5,135.0	$3,005.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.70	%(d)	0.75	%(d)	0.38	%(d)	0.16%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.82	%(d)	0.82	%(d)	0.40	%(d)	0.16%	0.17%
Net investment income	0.76%		1.44%		1.85%		1.15%	0.85%
Portfolio turnover rate	75%		78%		158%		28%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes dividend expense and broker fees and expenses on short sales of 0.04%, 0.02% and 0.01% for the years ended December 31, 2010, 2009 and 2008, respectively.

	AST Advanced Strategies Portfolio
	Year Ended December 31,						March 20, 2006(e) through
	2010	2009(g)	2008		2007		December 31, 2006
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.73	$7.96	$11.76		$10.80		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.12	0.17	0.28		0.17		0.09
Net realized and unrealized gain (loss) on investments	1.20	1.87	(3.67)		0.85		0.71

Total from investment operations	1.32	2.04	(3.39)		1.02		0.80

Less Distributions:	(0.12)	(0.27)	(0.41)		(0.06)		—

Net Asset Value, end of period	$10.93	$9.73	$7.96		$11.76		$10.80

Total Return(a)	13.71%	26.20%	(29.74)%		9.41%		8.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,505.8	$2,021.8	$950.8		$1,538.6		$651.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.97%	1.02%	1.05	%(f)	1.00	%(f)	1.09	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.99%	1.03%	1.05	%(f)	1.00	%(f)	1.09	%(d)
Net investment income	1.59%	1.97%	2.65%		2.55%		2.39	%(d)
Portfolio turnover rate	155%	222%	423%		310%		212	%(c)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Not annualized.

(d)	Annualized.

(e)	Commencement of operations.

(f)	Includes interest expense of 0.03% and 0.01% for the years ended December 31, 2008 and 2007, respectively.

(g)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Aggressive Asset Allocation Portfolio
	Year Ended December 31,
	2010	2009(c)	2008(c)	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.19	$6.47	$12.60	$11.55	$10.01

Income (Loss) From Investment Operations:
Net investment income	0.03	0.08	0.09	0.05	0.02
Net realized and unrealized gain (loss) on investments	1.16	1.74	(4.95)	1.09	1.52

Total from investment operations	1.19	1.82	(4.86)	1.14	1.54

Less Distributions:	(0.04)	(0.10)	(1.27)	(0.09)	—

Net Asset Value, end of year	$9.34	$8.19	$6.47	$12.60	$11.55

Total Return(a)	14.63%	28.43%	(42.33)%	9.84%	15.38%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$482.5	$443.6	$135.3	$573.2	$378.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.18%	0.21%	0.20%	0.18%	0.20%
Expenses Before Waivers and/or Expense Reimbursement	0.18%	0.21%	0.20%	0.18%	0.20%
Net investment income	0.34%	0.95%	0.86%	0.48%	0.33%
Portfolio turnover rate	48%	53%	77%	41%	35%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST AllianceBernstein Core Value Portfolio
	Year Ended December 31,
	2010	2009	2008(c)	2007(c)	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.47	$6.30	$12.57	$13.95	$12.45

Income (Loss) From Investment Operations:
Net investment income	0.09	0.11	0.24	0.27	0.19
Net realized and unrealized gain (loss) on investments	0.89	1.34	(4.97)	(0.77)	2.32

Total from investment operations	0.98	1.45	(4.73)	(0.50)	2.51

Less Distributions:	(0.11)	(0.28)	(1.54)	(0.88)	(1.01)

Net Asset Value, end of year	$8.34	$7.47	$6.30	$12.57	$13.95

Total Return(a)	13.24%	23.80%	(41.88)%	(3.56)%	21.34%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$233.8	$190.3	$140.2	$386.3	$459.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.88%	0.92%	0.91%	0.86%	0.89%
Expenses Before Waivers and/or Expense Reimbursement	0.92%	0.95%	0.91%	0.86%	0.89%
Net investment income	1.21%	1.83%	2.45%	1.91%	1.80%
Portfolio turnover rate	72%	66%	23%	23%	23%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST AllianceBernstein Growth & Income Portfolio
	Year Ended December 31,
	2010(c)	2009(c)	2008(c)	2007(c)	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.35	$12.44	$23.62	$23.50	$20.21

Income (Loss) From Investment Operations:
Net investment income	0.14	0.17	0.27	0.31	0.27
Net realized and unrealized gain (loss) on investments	1.67	2.16	(9.11)	0.86	3.22

Total from investment operations	1.81	2.33	(8.84)	1.17	3.49

Less Distributions:	(0.23)	(0.42)	(2.34)	(1.05)	(0.20)

Net Asset Value, end of year	$15.93	$14.35	$12.44	$23.62	$23.50

Total Return(a)	12.89%	19.19%	(40.69)%	4.99%	17.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$894.8	$874.1	$1,092.3	$3,480.3	$3,005.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.87%	0.88%	0.85%	0.83%	0.84%
Expenses Before Waivers and/or Expense Reimbursement	0.88%	0.88%	0.85%	0.83%	0.86%
Net investment income	0.99%	1.33%	1.44%	1.28%	1.22%
Portfolio turnover rate	71%	143%	188%	82%	63%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST American Century Income & Growth Portfolio
	Year Ended December 31,
	2010(d)	2009	2008		2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.32	$9.85	$15.39		$15.71	$13.68

Income (Loss) From Investment Operations:
Net investment income	0.15	0.14	0.29		0.30	0.26
Net realized and unrealized gain (loss) on investments	1.39	1.57	(5.56)		(0.32)	2.02

Total from investment operations	1.54	1.71	(5.27)		(0.02)	2.28

Less Distributions:	(0.15)	(0.24)	(0.27)		(0.30)	(0.25)

Net Asset Value, end of year	$12.71	$11.32	$9.85		$15.39	$15.71

Total Return(a)	13.85%	17.77%	(34.74)%		(0.11)%	16.86%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$271.0	$207.2	$143.9		$307.2	$385.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.91%	0.91%	0.88	%(c)	0.86%	0.90%
Expenses Before Waivers and/or Expense Reimbursement	0.92%	0.94%	0.91	%(c)	0.86%	0.90%
Net investment income	1.26%	1.76%	1.72%		1.29%	1.61%
Portfolio turnover rate	69%	54%	61%		55%	63%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Includes 0.01% of loan interest expense.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2010(c)	2009(c)	2008(c)	2007(c)	2006(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.98	$8.23	$12.06	$11.08	$10.04

Income (Loss) From Investment Operations:
Net investment income	0.08	0.17	0.21	0.17	0.09
Net realized and unrealized gain (loss) on investments	1.14	1.73	(3.56)	0.87	0.95

Total from investment operations	1.22	1.90	(3.35)	1.04	1.04

Less Distributions:	(0.09)	(0.15)	(0.48)	(0.06)	—

Net Asset Value, end of year	$11.11	$9.98	$8.23	$12.06	$11.08

Total Return(a)	12.31%	23.30%	(28.76)%	9.36%	10.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,887.8	$4,612.5	$1,344.7	$1,622.2	$785.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.17%	0.17%	0.17%	0.19%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.17%	0.17%	0.17%	0.19%
Net investment income	0.80%	1.91%	1.98%	1.48%	0.90%
Portfolio turnover rate	34%	34%	90%	32%	32%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Capital Growth Asset Allocation Portfolio
	Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.32	$7.59	$12.44	$11.36	$10.02

Income (Loss) From Investment Operations:
Net investment income	0.05	0.09	0.19	0.08	0.04
Net realized and unrealized gain (loss) on investments	1.18	1.81	(4.32)	1.06	1.30

Total from investment operations	1.23	1.90	(4.13)	1.14	1.34

Less Distributions:	(0.11)	(0.17)	(0.72)	(0.06)	—

Net Asset Value, end of year	$10.44	$9.32	$7.59	$12.44	$11.36

Total Return(a)	13.37%	25.33%	(34.94)%	10.02%	13.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,024.8	$5,833.3	$3,045.4	$6,815.7	$3,805.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.17%	0.16%	0.16%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.17%	0.16%	0.16%	0.17%
Net investment income	0.60%	1.72%	1.51%	0.93%	0.57%
Portfolio turnover rate	47%	31%	74%	33%	21%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST CLS Growth Asset Allocation Portfolio
	Year Ended December 31,				November 19, 2007(e) through December 31, 2007(f)
	2010(f)	2009(f)	2008
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.40	$7.44	$11.53		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.05	0.10	0.06		0.10
Net realized and unrealized gain (loss) on investments	1.29	1.90	(4.12)		1.43

Total from investment operations	1.34	2.00	(4.06)		1.53

Less Distributions:	(0.03)	(0.04)	(0.03)		—

Net Asset Value, end of period	$10.71	$9.40	$7.44		$11.53

Total Return(a)	14.34%	27.02%	(35.30)%		15.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,586.4	$603.7	$73.3		$13.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.24%	0.31%	0.41	%(g)	0.53	%(d)(g)
Expenses Before Waivers and/or Expense Reimbursement	0.32%	0.36%	0.50	%(g)	5.73	%(d)(g)
Net investment income	0.52%	1.11%	1.57%		7.84	%(d)
Portfolio turnover rate	60%	48%	219%		80	%(c)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Not annualized.

(d)	Annualized.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding during the period.

(g)	Includes loan interest of 0.01% and 0.13% for the year ended December 31, 2008 and the period from November 19, 2007 through December 31, 2007, respectively.

	AST CLS Moderate Asset Allocation Portfolio
	Year Ended December 31,				November 19, 2007(e) through December 31, 2007(f)
	2010(f)	2009(f)	2008
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.95	$7.28	$10.06		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.06	0.13	0.01		0.11
Net realized and unrealized gain (loss) on investments	1.00	1.57	(2.78)		(0.05)

Total from investment operations	1.06	1.70	(2.77)		0.06

Less Distributions:	(0.05)	(0.03)	(0.01)		—

Net Asset Value, end of period	$9.96	$8.95	$7.28		$10.06

Total Return(a)	11.92%	23.39%	(27.56)%		0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,974.6	$877.4	$141.0		$7.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.23%	0.27%	0.41	%(g)	0.40	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.32%	0.33%	0.46	%(g)	8.31	%(d)
Net investment income	0.66%	1.61%	1.53%		9.31	%(d)
Portfolio turnover rate	44%	44%	178%		19	%(c)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Not annualized.

(d)	Annualized.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding during the period.

(g)	Includes 0.01% of loan interest expense.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST Federated Aggressive Growth Portfolio
	Year Ended December 31,
	2010(c)	2009(c)	2008(c)	2007(c)	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.99	$5.28	$11.55	$11.49	$10.46

Income (Loss) From Investment Operations:
Net investment income (loss)	0.04	— (d)	0.01	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments	2.23	1.72	(4.40)	1.28	1.39

Total from investment operations	2.27	1.72	(4.39)	1.27	1.34

Less Distributions:	— (d)	(0.01)	(1.88)	(1.21)	(0.31)

Net Asset Value, end of year	$9.26	$6.99	$5.28	$11.55	$11.49

Total Return(a)	32.54%	32.66%	(44.04)%	11.12%	12.91%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$648.1	$415.5	$213.5	$743.6	$643.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.11%	1.14%	1.14%	1.06%	1.09%
Expenses Before Waivers and/or Expense Reimbursement	1.12%	1.14%	1.14%	1.06%	1.09%
Net investment income (loss)	0.51%	0.08%	0.12%	(0.07)%	(0.43)%
Portfolio turnover rate	73%	94%	109%	115%	58%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

	AST FI Pyramis® Asset Allocation Portfolio
	Year Ended December 31,					November 19, 2007(e) through December 31, 2007(f)
	2010(f)		2009(f)	2008(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.80		$7.29	$10.03		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.04		0.08	0.12		0.08
Net realized and unrealized gain (loss) on investments	1.13		1.46	(2.85)		(0.05)

Total from investment operations	1.17		1.54	(2.73)		0.03

Less Distributions:	(0.04)		(0.03)	(0.01)		—

Net Asset Value, end of period	$9.93		$8.80	$7.29		$10.03

Total Return(a)	13.32%		21.23%	(27.27)%		0.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$785.7		$346.4	$57.8		$5.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.21	%(h)	0.37%	0.41	%(g)	0.40	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.22	%(h)	0.38%	0.59	%(g)	13.22	%(d)
Net investment income	0.44%		0.96%	1.38%		7.12	%(d)
Portfolio turnover rate	334%		190%	347%		97	%(c)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Not annualized.

(d)	Annualized.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding during the period.

(g)	Includes loan interest expense of 0.01%.

(h)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.18% for the year ended December 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST First Trust Balanced Target Portfolio
	Year Ended December 31,				March 20, 2006(e) through December 31, 2006(f)
	2010(f)	2009(f)	2008(f)	2007(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.69	$7.33	$11.59	$10.72	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.22	0.24	0.35	0.31	0.23
Net realized and unrealized gain (loss) on investments	1.00	1.45	(4.24)	0.61	0.49

Total from investment operations	1.22	1.69	(3.89)	0.92	0.72

Less Distributions:	(0.15)	(0.33)	(0.37)	(0.05)	—

Net Asset Value, end of period	$9.76	$8.69	$7.33	$11.59	$10.72

Total Return(a)	14.36%	23.85%	(34.49)%	8.56%	7.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,787.4	$1,671.8	$690.4	$1,339.8	$525.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.94%	0.98%	0.98%	0.96%	1.06	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.99%	0.98%	0.96%	1.06	%(d)
Net investment income	2.46%	3.08%	3.58%	2.70%	2.87	%(d)
Portfolio turnover rate	62%	49%	119%	38%	5	%(c)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Not annualized.

(d)	Annualized.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding during the period.

	AST First Trust Capital Appreciation Target Portfolio
	Year Ended December 31,				March 20, 2006(e) through December 31, 2006
	2010(f)	2009(f)	2008	2007(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.42	$6.86	$11.80	$10.62	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.14	0.15	0.24	0.19	0.06
Net realized and unrealized gain (loss) on investments	1.44	1.60	(4.96)	1.02	0.56

Total from investment operations	1.58	1.75	(4.72)	1.21	0.62

Less Distributions:	(0.09)	(0.19)	(0.22)	(0.03)	—

Net Asset Value, end of period	$9.91	$8.42	$6.86	$11.80	$10.62

Total Return(a)	19.02%	25.98%	(40.71)%	11.42%	6.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,030.3	$2,419.5	$788.0	$1,676.8	$577.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.97%	0.98%	0.96%	1.04	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.98%	0.98%	0.96%	1.04	%(d)
Net investment income	1.61%	2.00%	2.08%	1.68%	1.71	%(d)
Portfolio turnover rate	89%	58%	134%	47%	6	%(c)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Not annualized.

(d)	Annualized.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST Goldman Sachs Concentrated Growth Portfolio
	Year Ended December 31,
	2010(c)	2009	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.83	$16.62	$27.86	$24.44	$22.22

Income (Loss) From Investment Operations:
Net investment income (loss)	0.05	0.07	(0.02)	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	2.50	8.14	(11.18)	3.39	2.23

Total from investment operations	2.55	8.21	(11.20)	3.42	2.22

Less Distributions:	(0.02)	—	(0.04)	—	—

Net Asset Value, end of year	$27.36	$24.83	$16.62	$27.86	$24.44

Total Return(a)	10.29%	49.40%	(40.27)%	13.99%	9.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,949.0	$424.3	$260.5	$590.4	$644.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.01%	1.05%	0.93%	0.86%	0.92%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.05%	1.02%	1.00%	1.03%
Net investment income (loss)	0.21%	0.35%	(0.07)%	0.11%	(0.04)%
Portfolio turnover rate	37%	65%	53%	46%	39%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Goldman Sachs Mid-Cap Growth Portfolio
	Year Ended December 31,
	2010(c)	2009(c)	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.54	$2.89	$5.86	$4.91	$4.62

Income (Loss) From Investment Operations:
Net investment loss	(0.02)	(0.02)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.92	1.67	(1.94)	0.98	0.32

Total from investment operations	0.90	1.65	(1.98)	0.95	0.29

Less Distributions:	—	—	(0.99)	—	—

Net Asset Value, end of year	$5.44	$4.54	$2.89	$5.86	$4.91

Total Return(a)	19.82%	57.09%	(40.79)%	19.35%	6.28%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$659.7	$439.8	$107.7	$324.1	$316.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.14%	1.18%	1.16%	1.12%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	1.18%	1.16%	1.12%	1.15%
Net investment loss	(0.48)%	(0.48)%	(0.15)%	(0.38)%	(0.54)%
Portfolio turnover rate	73%	71%	96%	81%	67%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST Goldman Sachs Small-Cap Value Portfolio
	Year Ended December 31,
	2010	2009(c)	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.28	$6.62	$11.72	$18.18	$18.53

Income (Loss) From Investment Operations:
Net investment income	0.07	0.07	0.12	0.17	0.09
Net realized and unrealized gain (loss) on investments	2.14	1.69	(2.47)	(1.18)	2.83

Total from investment operations	2.21	1.76	(2.35)	(1.01)	2.92

Less Distributions:	(0.05)	(0.10)	(2.75)	(5.45)	(3.27)

Net Asset Value, end of year	$10.44	$8.28	$6.62	$11.72	$18.18

Total Return(a)	26.77%	26.85%	(26.64)%	(5.12)%	17.24%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$272.8	$142.9	$85.4	$149.0	$226.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.13%	1.19%	1.15%	1.08%	1.13%
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.19%	1.15%	1.08%	1.13%
Net investment income	0.98%	0.94%	1.09%	0.88%	0.46%
Portfolio turnover rate	78%	57%	67%	48%	59%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Horizon Growth Asset Allocation Portfolio
	Year Ended December 31,				November 19, 2007(e) through December 31, 2007(f)
	2010(f)	2009(f)	2008
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.92	$7.07	$10.21		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.05	0.08	0.04		0.10
Net realized and unrealized gain (loss) on investments	1.18	1.80	(3.17)		0.11

Total from investment operations	1.23	1.88	(3.13)		0.21

Less Distributions:	(0.03)	(0.03)	(0.01)		—

Net Asset Value, end of period	$10.12	$8.92	$7.07		$10.21

Total Return(a)	13.82%	26.67%	(30.70)%		2.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,280.7	$552.0	$54.5		$4.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.29%	0.35%	0.41	%(g)	0.40	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.33%	0.36%	0.65	%(g)	15.01	%(d)
Net investment income	0.58%	0.98%	1.90%		8.82	%(d)
Portfolio turnover rate	93%	40%	204%		20	%(c)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Not annualized.

(d)	Annualized.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding during the period.

(g)	Includes loan interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Horizon Moderate Asset Allocation Portfolio
	Year Ended December 31,				November 19, 2007(e) through December 31, 2007(f)
	2010(f)	2009(f)	2008(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.50	$7.72	$10.20		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.07	0.13	0.14		0.15
Net realized and unrealized gain (loss) on investments	1.03	1.67	(2.61)		0.05

Total from investment operations	1.10	1.80	(2.47)		0.20

Less Distributions:	(0.05)	(0.02)	(0.01)		—

Net Asset Value, end of period	$10.55	$9.50	$7.72		$10.20

Total Return(a)	11.60%	23.38%	(24.27)%		2.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,666.9	$804.1	$100.1		$2.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.26%	0.32%	0.41	%(g)	0.40	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.32%	0.34%	0.58	%(g)	27.13	%(d)
Net investment income	0.73%	1.41%	1.60%		12.80	%(d)
Portfolio turnover rate	63%	31%	145%		5	%(c)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Not annualized.

(d)	Annualized.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding during the period.

(g)	Includes loan interest expense of 0.01%.

	AST Investment Grade Bond Portfolio
	Year Ended December 31,		January 28, 2008(b) through December 31, 2008(a)
	2010(a)	2009(a)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.82	$10.90	$10.00

Income From Investment Operations:
Net investment income	0.36	0.47	0.30
Net realized and unrealized gain on investments	0.85	0.74	0.60

Total from investment operations	1.21	1.21	0.90

Less Distributions:	(1.22)	(0.29)	—

Net Asset Value, end of period	$11.81	$11.82	$10.90

Total Return(c)	10.72%	11.40%	9.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$573.1	$1,080.5	$2,837.2
Ratios to average net assets(d):
Expenses After Waivers and/or Expense Reimbursement	0.77%	0.75%	0.75	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.79%	0.77%	0.75	%(e)
Net investment income	3.03%	4.22%	3.32	%(e)
Portfolio turnover rate	766%	630%	796	%(f)

(a)	Calculated based upon average shares outstanding during the period.

(b)	Commencement of operations.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST Jennison Large-Cap Growth Portfolio
	Year Ended December 31, 2010	September 25, 2009(a) through December 31, 2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.87	$10.00

Income (Loss) From Investment Operations:
Net investment loss	(0.01)	—	(b)
Net realized and unrealized gain (loss) on investments	1.24	0.87

Total from investment operations	1.23	0.87

Net Asset Value, end of period	$12.10	$10.87

Total Return(c)	11.32%	8.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$937.6	$419.9
Ratios to average net assets(d):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.05	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.08	%(e)
Net investment loss	(0.09)%	(0.10	)%(e)
Portfolio turnover rate	66%	23	%(f)

(a)	Commencement of operations.

(b)	Less than $0.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(e)	Annualized.

(f)	Not annualized.

	AST Jennison Large-Cap Value Portfolio
	Year Ended December 31, 2010	September 25, 2009(a) through December 31, 2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.55	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.05	0.01
Net realized and unrealized gain (loss) on investments	1.39	0.54

Total from investment operations	1.44	0.55

Less Distributions:	(0.03)	—

Net Asset Value, end of period	$11.96	$10.55

Total Return(b):	13.72%	5.50%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$864.0	$358.6
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	0.87%	0.88	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.94	%(d)
Net investment income	0.55%	0.26	%(d)
Portfolio turnover rate	52%	13	%(e)

(a)	Commencement of operations.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

Financial Highlights

	AST JPMorgan Strategic Opportunities Portfolio
	Year Ended December 31,
	2010		2009	2008	2007(c)	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.15		$10.86	$13.77	$13.57	$12.56

Income (Loss) From Investment Operations:
Net investment income	0.12		0.02	0.10	0.12	0.25
Net realized and unrealized gain (loss) on investments	0.76		2.26	(2.41)	0.19	1.09

Total from investment operations	0.88		2.28	(2.31)	0.31	1.34

Less Distributions:	(0.05)		(0.99)	(0.60)	(0.11)	(0.33)

Net Asset Value, end of year	$12.98		$12.15	$10.86	$13.77	$13.57

Total Return(a)	7.32%		22.02%	(17.68)%	2.24%	11.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,071.9		$1,710.7	$811.6	$437.1	$186.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.24	%(d)	1.13%	1.14%	0.94%	0.19%
Expenses Before Waivers and/or Expense Reimbursement	1.26	%(d)	1.14%	1.14%	0.94%	0.19%
Net investment income	1.08%		0.60%	1.33%	0.86%	1.70%
Portfolio turnover rate	211%		75%	99%	169%	27%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.11% for the year ended December 31, 2010.

	AST Large-Cap Value Portfolio
	Year Ended December 31,
	2010(c)	2009(c)	2008(c)		2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.90	$10.26	$18.77		$20.16	$17.57

Income (Loss) From Investment Operations:
Net investment income	0.16	0.18	0.35		0.34	0.18
Net realized and unrealized gain (loss) on investments	1.39	1.76	(7.75)		(0.94)	2.99

Total from investment operations	1.55	1.94	(7.40)		(0.60)	3.17

Less Distributions:	(0.13)	(0.30)	(1.11)		(0.79)	(0.58)

Net Asset Value, end of year	$13.32	$11.90	$10.26		$18.77	$20.16

Total Return(a)	13.16%	19.44%	(41.49)%		(2.99)%	18.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,863.8	$2,676.3	$1,508.8		$2,137.4	$2,151.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.85%	0.85	%(d)	0.83%	0.86%
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.88%	0.85	%(d)	0.83%	0.86%
Net investment income	1.34%	1.69%	2.39%		1.78%	1.74%
Portfolio turnover rate	38%	104%	125%		78%	94%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes loan interest expense and merger cost of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

C12

Financial Highlights

	AST Marsico Capital Growth Portfolio
	Year Ended December 31,
	2010(c)	2009(c)	2008(c)	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.27	$12.65	$23.47	$20.45	$19.08

Income (Loss) From Investment Operations:
Net investment income	0.05	0.10	0.09	0.07	0.05
Net realized and unrealized gain (loss) on investments	3.14	3.64	(9.99)	2.99	1.33

Total from investment operations	3.19	3.74	(9.90)	3.06	1.38

Less Distributions:	(0.12)	(0.12)	(0.92)	(0.04)	(0.01)

Net Asset Value, end of year	$19.34	$16.27	$12.65	$23.47	$20.45

Total Return(a)	19.75%	29.76%	(43.66)%	14.97%	7.24%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,547.4	$2,887.7	$1,785.1	$5,544.5	$4,194.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.97%	1.00%	1.00%	0.98%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.00%	0.98%	1.01%
Net investment income	0.32%	0.74%	0.48%	0.36%	0.26%
Portfolio turnover rate	73%	70%	63%	52%	58%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST MFS Growth Portfolio
	Year Ended December 31,
	2010	2009(d)	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.55	$6.88	$10.84	$9.42	$8.59

Income (Loss) From Investment Operations:
Net investment income	0.03	0.01	0.02	0.02	—
Net realized and unrealized gain (loss) on investments	1.06	1.67	(3.96)	1.40	0.83

Total from investment operations	1.09	1.68	(3.94)	1.42	0.83

Less Distributions:	(0.01)	(0.01)	(0.02)	— (c)	—

Net Asset Value, end of year	$9.63	$8.55	$6.88	$10.84	$9.42

Total Return(a)	12.78%	24.49%	(36.39)%	15.11%	9.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,797.0	$1,938.4	$575.5	$406.9	$450.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.01%	1.02%	1.04%	1.02%	1.02%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.03%	1.04%	1.02%	1.03%
Net investment income	0.26%	0.18%	0.39%	0.21%	0.03%
Portfolio turnover rate	273%	384%	505%	241%	210%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Less than $0.005 per share.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C13

Financial Highlights

	AST Mid-Cap Value Portfolio
	Year Ended December 31,
	2010	2009(c)	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.71	$7.12	$12.06	$12.10	$12.63

Income (Loss) From Investment Operations:
Net investment income	0.07	0.08	0.16	0.09	0.07
Net realized and unrealized gain (loss) on investments	2.21	2.66	(4.55)	0.24	1.59

Total from investment operations	2.28	2.74	(4.39)	0.33	1.66

Less Distributions:	(0.06)	(0.15)	(0.55)	(0.37)	(2.19)

Net Asset Value, end of year	$11.93	$9.71	$7.12	$12.06	$12.10

Total Return(a)	23.61%	38.89%	(38.12)%	2.75%	14.24%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$427.5	$261.3	$131.3	$219.4	$151.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10%	1.14%	1.12%	1.09%	1.16%
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.14%	1.12%	1.09%	1.16%
Net investment income	0.85%	1.02%	1.64%	0.90%	0.52%
Portfolio turnover rate	18%	30%	60%	27%	26%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Money Market Portfolio
	Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income	— (b)	— (b)	0.02	0.05	0.04

Less Distributions:	— (b)	— (b)	(0.02)	(0.05)	(0.04)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(a)	0.03%	0.25%	2.51%	4.90%	4.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,217.9	$2,821.0	$2,906.4	$1,969.2	$1,692.1
Ratios to average net assets:
Expenses After Waivers and/or Expense Reimbursement	0.26%	0.45%	0.56%	0.56%	0.57%
Expenses Before Waivers and/or Expense Reimbursement	0.62%	0.62%	0.59%	0.59%	0.61%
Net investment income	0.02%	0.24%	2.44%	4.79%	4.53%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C14

Financial Highlights

	AST Neuberger Berman Mid-Cap Growth Portfolio
	Year Ended December 31,
	2010(c)	2009	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.60	$12.79	$22.51	$18.42	$16.15

Income (Loss) From Investment Operations:
Net investment loss	(0.06)	(0.02)	(0.16)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	4.82	3.83	(9.56)	4.14	2.32

Total from investment operations	4.76	3.81	(9.72)	4.09	2.27

Net Asset Value, end of year	$21.36	$16.60	$12.79	$22.51	$18.42

Total Return(a)	28.67%	29.79%	(43.18)%	22.20%	14.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$699.2	$458.2	$318.6	$869.7	$659.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04%	1.05%	1.03%	1.00%	1.01%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.05%	1.03%	1.00%	1.04%
Net investment loss	(0.31)%	(0.33)%	(0.46)%	(0.27)%	(0.28)%
Portfolio turnover rate	47%	73%	62%	70%	33%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Neuberger Berman Small-Cap Growth Portfolio
	Year Ended December 31,
	2010(c)	2009	2008	2007(c)	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.55	$6.16	$10.72	$9.03	$8.38

Income (Loss) From Investment Operations:
Net investment loss	(0.06)	(0.03)	(0.11)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	1.59	1.42	(4.45)	1.75	0.69

Total from investment operations	1.53	1.39	(4.56)	1.69	0.65

Net Asset Value, end of year	$9.08	$7.55	$6.16	$10.72	$9.03

Total Return(a)	20.26%	22.56%	(42.54)%	18.72%	7.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$146.3	$109.4	$83.4	$208.9	$214.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.13%	1.20%	1.14%	1.07%	1.07%
Expenses Before Waivers and/or Expense Reimbursement	1.17%	1.20%	1.14%	1.07%	1.11%
Net investment loss	(0.81)%	(0.76)%	(0.52)%	(0.65)%	(0.37)%
Portfolio turnover rate	225%	265%	213%	241%	199%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C15

Financial Highlights

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	Year Ended December 31,
	2010	2009	2008(c)	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.42	$9.01	$16.88	$19.37	$20.45

Income (Loss) From Investment Operations:
Net investment income	0.14	0.16	0.16	0.23	0.13
Net realized and unrealized gain (loss) on investments	2.74	3.46	(6.79)	0.35	1.92

Total from investment operations	2.88	3.62	(6.63)	0.58	2.05

Less Distributions:	(0.16)	(0.21)	(1.24)	(3.07)	(3.13)

Net Asset Value, end of year	$15.14	$12.42	$9.01	$16.88	$19.37

Total Return(a)	23.43%	40.80%	(42.32)%	3.17%	10.75%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$531.1	$451.2	$333.3	$1,001.8	$1,229.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04%	1.05%	1.03%	0.99%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.05%	1.03%	0.99%	1.00%
Net investment income	0.99%	1.51%	1.13%	1.00%	0.59%
Portfolio turnover rate	38%	39%	98%	71%	61%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Preservation Asset Allocation Portfolio
	Year Ended December 31,
	2010(c)	2009(c)	2008(c)	2007(c)	2006(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.78	$9.10	$11.78	$10.84	$10.06

Income (Loss) From Investment Operations:
Net investment income (loss)	0.13	0.27	0.24	0.22	0.10
Net realized and unrealized gain (loss) on investments	1.00	1.54	(2.47)	0.75	0.68

Total from investment operations	1.13	1.81	(2.23)	0.97	0.78

Less Distributions:	(0.16)	(0.13)	(0.45)	(0.03)	—

Net Asset Value, end of year	$11.75	$10.78	$9.10	$11.78	$10.84

Total Return(a)	10.57%	20.04%	(19.55)%	8.91%	7.75%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,299.9	$3,666.5	$1,340.8	$714.4	$309.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.17%	0.17%	0.17%	0.18%	0.20%
Expenses Before Waivers and/or Expense Reimbursement	0.17%	0.17%	0.17%	0.18%	0.23%
Net investment income (loss)	1.13%	2.71%	2.29%	1.95%	0.92%
Portfolio turnover rate	24%	21%	58%	67%	70%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C16

Financial Highlights

	AST Schroders Multi-Asset World Strategies Portfolio
	Year Ended December 31,
	2010(c)	2009(c)	2008(c)	2007(c)	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.17	$9.69	$15.33	$15.01	$14.29

Income (Loss) From Investment Operations:
Net investment income	0.33	0.31	0.29	0.30	0.32
Net realized and unrealized gain (loss) on investments	1.09	2.35	(4.54)	1.04	1.02

Total from investment operations	1.42	2.66	(4.25)	1.34	1.34

Less Distributions:	(0.09)	(0.18)	(1.39)	(1.02)	(0.62)

Net Asset Value, end of year	$13.50	$12.17	$9.69	$15.33	$15.01

Total Return(a)	11.78%	27.73%	(30.24)%	8.99%	9.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,702.7	$1,072.1	$159.6	$214.6	$175.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.23%	1.35%	1.28%	1.10%	1.04%
Expenses Before Waivers and/or Expense Reimbursement	1.25%	1.35%	1.28%	1.10%	1.06%
Net investment income	2.60%	2.76%	2.25%	1.91%	1.92%
Portfolio turnover rate	123%	142%	264%	223%	178%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Small-Cap Growth Portfolio
	Year Ended December 31,
	2010	2009	2008(d)		2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.99	$11.20	$17.23		$16.08	$14.28

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	0.05	0.01		(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	5.48	3.75	(6.04)		1.21	1.88

Total from investment operations	5.45	3.80	(6.03)		1.15	1.80

Less Distributions:	(0.04)	(0.01)	—		—	—

Net Asset Value, end of year	$20.40	$14.99	$11.20		$17.23	$16.08

Total Return(a)	36.42%	33.91%	(35.00)%		7.15%	12.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$639.8	$362.1	$219.4		$162.8	$175.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04%	1.07%	1.10	%(c)	1.05%	1.07%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.07%	1.10	%(c)	1.05%	1.08%
Net investment income (loss)	(0.28)%	0.36%	0.07%		(0.26)%	(0.48)%
Portfolio turnover rate	57%	69%	104%		39%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Includes merger expense of 0.02%.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C17

Financial Highlights

	AST Small-Cap Value Portfolio
	Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.81	$8.67	$14.11	$17.13	$15.04

Income (Loss) From Investment Operations:
Net investment income	0.06	0.04	0.19	0.16	0.15
Net realized and unrealized gain (loss) on investments	2.75	2.26	(3.87)	(1.15)	2.79

Total from investment operations	2.81	2.30	(3.68)	(0.99)	2.94

Less Distributions:	(0.05)	(0.16)	(1.76)	(2.03)	(0.85)

Net Asset Value, end of year	$13.57	$10.81	$8.67	$14.11	$17.13

Total Return(a)	26.11%	26.88%	(29.72)%	(5.61)%	20.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,055.9	$693.0	$455.6	$952.6	$1,126.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.06%	1.06%	1.00%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.06%	1.06%	1.00%	1.03%
Net investment income	0.56%	0.63%	1.20%	0.88%	0.89%
Portfolio turnover rate	46%	94%	76%	57%	70%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	AST T. Rowe Price Asset Allocation Portfolio
	Year Ended December 31,
	2010(c)	2009(c)	2008	2007(c)	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.45	$12.75	$18.05	$17.64	$17.12

Income (Loss) From Investment Operations:
Net investment income	0.29	0.28	0.39	0.42	0.34
Net realized and unrealized gain (loss) on investments	1.47	2.75	(4.88)	0.69	1.68

Total from investment operations	1.76	3.03	(4.49)	1.11	2.02

Less Distributions:	(0.16)	(0.33)	(0.81)	(0.70)	(1.50)

Net Asset Value, end of year	$17.05	$15.45	$12.75	$18.05	$17.64

Total Return(a)	11.53%	24.14%	(25.94)%	6.32%	12.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,523.9	$1,794.6	$693.5	$1,004.5	$473.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.96%	0.99%	0.98%	0.97%	0.99%
Expenses Before Waivers and/or Expense Reimbursement	0.98%	1.01%	0.98%	0.97%	0.99%
Net investment income	1.84%	2.03%	2.50%	2.27%	2.15%
Portfolio turnover rate	51%	55%	122%	88%	62%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C18

Financial Highlights

	AST T. Rowe Price Large-Cap Growth Portfolio
	Year Ended December 31,
	2010	2009	2008		2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.69	$6.97	$11.74		$10.86	$10.28

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	(0.02)		0.01	0.02
Net realized and unrealized gain (loss) on investments	1.70	3.73	(4.74)		0.88	0.56

Total from investment operations	1.69	3.72	(4.76)		0.89	0.58

Less Distributions:	—	—	(0.01)		(0.01)	—

Net Asset Value, end of year	$12.38	$10.69	$6.97		$11.74	$10.86

Total Return(a)	15.81%	53.37%	(40.57)%		8.24%	5.64%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,557.6	$900.4	$695.4		$2,147.9	$1,504.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.01%	1.03%	0.99	%(c)	0.96%	1.01%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.03%	0.99	%(c)	0.96%	1.01%
Net investment income (loss)	(0.21)%	(0.11)%	(0.10)%		0.13%	0.29%
Portfolio turnover rate	65%	98%	73%		66%	35%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Includes merger expenses of 0.01%.

	AST Value Portfolio
	Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.78	$6.64	$12.56	$13.56	$12.50

Income (Loss) From Investment Operations:
Net investment income	0.09	0.07	0.12	0.25	0.13
Net realized and unrealized gain (loss) on investments	0.86	1.13	(4.22)	(0.09)	2.40

Total from investment operations	0.95	1.20	(4.10)	0.16	2.53

Less Distributions:	(0.12)	(0.06)	(1.82)	(1.16)	(1.47)

Net Asset Value, end of year	$8.61	$7.78	$6.64	$12.56	$13.56

Total Return(a)	12.44%	18.26%	(37.30)%	1.18%	21.73%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,537.6	$1,210.3	$577.9	$309.6	$349.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.96%	0.97%	0.99%	0.96%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.98%	0.99%	0.96%	1.00%
Net investment income	1.11%	1.82%	2.15%	1.52%	1.53%
Portfolio turnover rate	208%	143%	254%	218%	167%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C19

[THIS PAGE INTENTIONALLY LEFT BLANK]

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

Advanced Series Trust:

We have audited the accompanying statements of assets and liabilities of the AST Academic Strategies Asset Allocation Portfolio, AST Advanced Strategies Portfolio, AST Aggressive Asset Allocation Portfolio, AST AllianceBernstein Core Value Portfolio, AST AllianceBernstein Growth & Income Portfolio, AST American Century Income & Growth Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST CLS Growth Asset Allocation Portfolio, AST CLS Moderate Asset Allocation Portfolio, AST Federated Aggressive Growth Portfolio, AST FI Pyramis® Asset Allocation Portfolio, AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio, AST Goldman Sachs Concentrated Growth Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Horizon Growth Asset Allocation Portfolio, AST Horizon Moderate Asset Allocation Portfolio, AST Investment Grade Bond Portfolio, AST Jennison Large-Cap Growth Portfolio, AST Jennison Large-Cap Value Portfolio, AST JPMorgan Strategic Opportunities Portfolio, AST Large-Cap Value Portfolio, AST Marsico Capital Growth Portfolio, AST MFS Growth Portfolio, AST Mid-Cap Value Portfolio, AST Money Market Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST Neuberger Berman Small-Cap Growth Portfolio, AST Neuberger Berman/LSV Mid-Cap Value Portfolio, AST Preservation Asset Allocation Portfolio, AST Schroders Multi-Asset World Strategies Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Value Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, and AST Value Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2010, and the related statements of operations for the year or period then ended, and the changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent and broker or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2010, the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2011

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees(1)

Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Susan Davenport Austin (43) No. of Portfolios Overseen: 80	Senior Vice President and Chief Financial Officer (Since 2007) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Member of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors of the National Association of Broadcasters Education Foundation (Since 2010); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None

Saul K. Fenster, Ph.D. (77) No. of Portfolios Overseen: 80	President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Formerly Director (2000-2006) of IDT Corporation.

Delayne Dedrick Gold (72) No. of Portfolios Overseen: 80	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None

W. Scott McDonald, Jr. (73) No. of Portfolios Overseen: 80	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None

Thomas T. Mooney (69) No. of Portfolios Overseen: 80	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007) formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None

Thomas M. O’Brien (60) No. of Portfolios Overseen: 80	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Director (since April 2008) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

F. Don Schwartz (75) No. of Portfolios Overseen: 80	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	None.

E1

Interested Trustees(1)

Stephen Pelletier (57) No. of Portfolios Overseen: 80	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).	None

Robert F. Gunia (64) No. of Portfolios Overseen: 80	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

Timothy S. Cronin (45) Number of Portfolios Overseen: 80	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Timothy S. Cronin, 2009; Saul K. Fenster, 2003; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr., 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Stephen Pelletier, 2008; F. Don Schwartz, 1992.

E2

Fund Officers(a)(1)

Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years

Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).

Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Alan Fu (53) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. Pelletier and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Stephen Pelletier and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.

E3

Board Consideration of Advisory Agreements:

Board Consideration of Advisory Agreements:

AST Aggressive Asset Allocation Portfolio

(to be renamed the AST Wellington Management Hedged Equity Portfolio)

The Board, including a majority of the Independent Trustees, met on December 16, 2010 (the December Board Meeting) to consider the Prudential Investments LLC and the AST Investment Services LLC (collectively, the Managers) proposals to change the Portfolio’s investment management fee rate, subadvisory arrangements, investment strategy, investment objective, investment policies, blended performance benchmark, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning). A majority of the Independent Trustees attended the December Board Meeting. In advance of the December Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning, including the proposed increased investment management fee rate. The materials included, among other things, a comparative analysis of the current investment management fee rate for the Aggressive Portfolio, the proposed investment management fee rate for the Wellington Management Portfolio, and the investment management fee rates paid by mutual funds with investment policies and strategies similar to those of the Aggressive Portfolio ( i.e. , variable insurance product (VIP) funds in Lipper Inc.’s (Lipper) multi-cap core category) and the Wellington Management Portfolio ( i.e. , VIP funds in Lipper’s mixed-asset target allocation growth category).

At such meeting, the Board, including a majority of the Independent Trustees, approved this proposal. The Board also approved the execution of a subadvisory agreement relating to the Portfolio between the Managers and Wellington Management and certain changes to the Portfolio’s investment objective, non-fundamental investment policies, and blended performance benchmark as outlined above. At such meetings, the Board received oral presentations from representatives of the Managers and Wellington Management and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the proposed increased investment management fee rate.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment to the Management Agreement are discussed separately below.

Reasons for an Increased Investment Management Fee Rate

The Managers proposed the increased investment management fee rate for the Aggressive Portfolio to the Board in order to effect the Portfolio Repositioning. As noted above, the Aggressive Portfolio currently operates as a “fund-of-funds” by investing substantially all of its assets in Underlying Portfolios. QMA is generally responsible for determining the Aggressive Portfolio’s target asset allocation among the various asset classes ( i.e. , equities, debt, and cash/money market). The Managers, however, are responsible for selecting the Underlying Portfolios to be used as the fulfillment options for QMA’s asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the Portfolio.

Wellington Management, on the other hand, will be responsible for the selection of individual domestic and foreign equity securities, ongoing allocation of Wellington Management Portfolio assets among the various equity investment strategies, and implementation of the equity index option overlay. In order to pursue this custom-designed investment strategy, Wellington Management must research and analyze domestic and foreign macro-economic and financial issues and the characteristics of the different global equity markets. The Managers believe the subadvisory fee rate for Wellington Management reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by Wellington Management as compared to QMA. In turn, the Wellington Management Portfolio’s use of an equity investment strategy and index option overlay when compared to the current “fund-of-fund” structure will result in an increase in the amount of time, oversight, and attention that will be required by the Managers’ investment management, fund administration, legal, and compliance professionals. In short, the Managers believe that the proposed increased contractual investment management fee rate will permit the Managers to: (i) retain and pay Wellington Management to handle equity security selection, ongoing allocation of Wellington Management Portfolio assets among the various equity investment strategies, and implementation of the equity index option overlay for the Wellington Management Portfolio and (ii) recover some of the increased costs to be incurred by the Managers in connection with the anticipated changes to the Wellington Management Portfolio. Notwithstanding the proposed increased contractual investment management fee rate, the Board noted, however, that actual and estimated pro forma fee and expense data for the Portfolio for the 12-month period ended September 30, 2010 prepared by the Managers showed that:

-	the proposed contractual investment management fee rate for the Wellington Management Portfolio was lower than the gross effective investment management fee rate for the Aggressive Portfolio;

-	the gross effective subadvisory fee rate for the Wellington Management Portfolio was higher than the gross effective subadvisory fee rate for the Aggressive Portfolio; and

-	the net effective investment management fee rate to be retained by the Managers in connection with the Wellington Management Portfolio was lower than the net investment management fee rate retained by the Managers in connection with the Aggressive Portfolio.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to Aggressive Portfolio by the Managers and QMA under the current Management Agreement and the current subadvisory agreement and the nature and extent of services to be provided to the Wellington Management Portfolio by the Managers and Wellington Management under the amended Management Agreement and the new subadvisory agreement. The Board considered the Managers’ representation that the nature and extent of services to be provided by the Managers and Wellington Management under the amended Management Agreement and the new subadvisory agreement would likely be greater than those provided by the Managers and QMA under the current Management Agreement and the current subadvisory agreement, due to the increased oversight, time and expense which will be required to properly manage the Portfolio after it is transitioned from a “fund-of funds” structure to an equity fund that uses a sophisticated index option overlay. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Managers and Wellington Management under the amended Management Agreement and the new subadvisory agreement.

Historical Investment Performance of the Aggressive Portfolio

Although the Board considered the historical performance of the Aggressive Portfolio as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the revised fee schedule for the amended Management Agreement. The Board noted that the current Management Agreement had been considered and renewed by the Board in June 2010 as part of its annual consideration of the renewal of the Aggressive Portfolio’s investment management agreement, and that it had considered the Portfolio’s historical investment performance at that time.

The Board also considered that it was approving Wellington Management as a subadviser for the Portfolio and that Wellington Management would be implementing a new investment strategy for the Portfolio. Neither the Managers nor Wellington Management manage any single pooled investment vehicle that uses all of the above-described equity investment strategies coupled with the above-described equity index option overlay. As a result, there was no directly comparable investment performance for the Board to review at the December Board Meeting. Wellington Management, however, does manage one or more pooled investment vehicles or separate accounts based solely on one of the above-referenced equity investment strategies. The Board did review historical investment performance information for the relevant Wellington Management composites and their respective benchmark indexes at the December Board Meeting. A “composite” is a standardized aggregation of one or more funds or accounts into a single group that represents a particular investment objective or strategy. The Board noted that such composites generally outperformed their respective benchmark indexes for the relevant time periods. The Board also reviewed back-tested hypothetical performance information that assumes the current expected allocation across all of the above-referenced equity investment strategies and use of the equity index option overlay.

Investment Management Fee Rates

Lipper, an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees, classified the Aggressive Portfolio as a multi-cap core fund and the Wellington Management Portfolio as a mixed-asset target allocation growth fund.

The materials provided to the Board in advance of the December Board Meeting indicated that the contractual investment management fee rate for the Aggressive Portfolio fell within the first quartile of Lipper’s multi-cap core funds universe and that the proposed contractual investment management fee rate for the Wellington Management Portfolio fell within the fourth quartile of Lipper’s mixed-asset target allocation growth funds universe. However, taking the investment management fees paid in connection with the Aggressive Portfolio’s investments in the Underlying Portfolios into consideration caused the gross effective investment management fee rate for the Aggressive Portfolio to fall in the fourth quartile of its Lipper universe and to be higher than that of the Wellington Management Portfolio. In their presentation to the Board, the Managers also noted that (i) the estimated pro forma total expense ratio for the Wellington Management Portfolio was lower than that of the Aggressive Portfolio and (ii) the net effective management fee rate for the Wellington Management Portfolio is actually lower than that of the Aggressive Portfolio. Based on the foregoing, the Board concluded that the proposed investment management fee rate was reasonable under the circumstances.

The Managers and the Board also noted that the Repositioned Portfolio will be an equity fund that uses multiple domestic and foreign equity investment strategies and a sophisticated equity index option overlay. Many of the comparable funds (including the Aggressive Portfolio), on the other hand, generally do not use sophisticated strategies such as these. The Managers and the Board believe that the Repositioned Portfolio’s use of multiple domestic and foreign equity investment strategies and a sophisticated equity index option overlay will require larger amounts of time and resources for oversight and administration than the comparable funds. The Board agreed with the Managers that the investment management and subadvisory arrangements for the Repositioned Portfolio should be evaluated in light of these differences.

Based on the foregoing, the Board concluded that the proposed investment management fee rate was reasonable under the circumstances.

Managers’ Profitability

The Board did not consider the profitability of the Managers under the amended Management Agreement, because it was not possible to determine or calculate any additional or different profitability to be enjoyed by the Managers until the increased management fee was in effect. The Board noted that it had considered the profitability of the Managers under the current Management Agreement as part of its annual consideration of the renewal of the current Management Agreement for the Aggressive Portfolio in June 2010, and that it had determined such profitability to be reasonable at that time. The Board also noted that will consider the profitability of the Managers under the amended Management Agreement as part of any future annual review of the renewal of that agreement.

Economies of Scale

The Board considered the potential for the Managers to experience economies of scale as the Wellington Management Portfolio grows in size. The Board considered that the amended Management Agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases) and that the subadvisory fee rate for Wellington Management included breakpoints in the fee paid by the Managers to Wellington Management as the Portfolio increases in size. The Managers and the Board noted that the proposed investment management and subadvisory fee arrangements for the Wellington Management Portfolio will be disclosed to Portfolio shareholders in a proxy statement and that implementation of the proposed investment management fee rate increase is subject to shareholder approval. The Managers and the Board further noted that the proposed subadvisory fee rate for Wellington Management with respect to the Wellington Management Portfolio was separately negotiated between the Managers and Wellington Management at arm’s length. The Managers and the Board also noted that the Trust’s “manager-of-managers” structure would permit the Managers, subject to Board approval, to terminate its subadvisory agreement with Wellington Management in the future and enter into new subadvisory agreements with new unaffiliated subadvisers relating to the Portfolio without shareholder approval. Assuming the investment management fee breakpoints in the Management Agreement as amended did in fact match the anticipated subadvisory fee breakpoints for Wellington Management, the Managers would have to get the new unaffiliated subadviser to agree to the exact same subadvisory fee breakpoints as Wellington Management did or engage in a costly proxy solicitation in order to maintain the continued matching of those breakpoints. These requirements would, in turn, make it very difficult for the Managers to take advantage of the flexibility offered by the “manager-of-managers” structure. Finally, the Managers and the Board notes that Wellington Management Portfolio shareholders will not be directly affected by the absence of subadvisory fee breakpoints for the Portfolio. The absence of subadvisory fee breakpoints for the Wellington Management Portfolio will, however, help to determine net investment management fee to be earned by the Managers ( i.e. , investment management fees received by the Managers — subadvisory fees paid by the Managers) with respect to the Portfolio.

Notwithstanding the foregoing, the Board noted that it would, however, consider economies of scale (and any corresponding expense caps or waiver arrangements) as part of any future annual review of the amended Management Agreement.

Other Benefits to the Managers or their affiliates from serving as co-investment managers

The Board did not consider ancillary or potential “fall out” benefits accruing to the Managers as a result of its service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Managers as part of its annual consideration of the renewal of the current Management Agreement in June 2010, and that it had determined any such benefits to be reasonable. The Board also noted that it will consider ancillary benefits as part of any future annual review of the amended Management Agreement.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Managers and Wellington Management at the December Board Meeting, the Board concluded that approving the increased management fee rate was in the best interests of the Portfolio and its shareholders.

Board Consideration of Advisory Agreements:

AST AllianceBernstein Growth and Income Portfolio

(to be renamed as the AST Goldman Sachs Large Cap Value Portfolio)

At a December 15-16, 2010, in-person meeting of the Board of Trustees of AST AllianceBernstein Growth and Income Portfolio (the “Portfolio”) at which a majority of the Trustees were in attendance (including all of the Independent Trustees), the Board considered whether the approval of new management and subadvisory agreements for the Portfolio was in the best interest of the Portfolio and its beneficial shareholders. The Board considered the approvals in connection with a proposal by the Manager to reposition the Portfolio by changing its investment policies and strategies, including the replacement of the Portfolio’s existing subadviser with Goldman Sachs Asset Management, L.P.

Approval of a New Subadvisory Agreement

At a December 15-16, 2010, in-person meeting of the Board of Trustees of AST AllianceBernstein Growth and Income Portfolio (the “Portfolio”) at which all of the Trustees were in attendance (including all of the Independent Trustees), the Board considered a new subadvisory agreement with Goldman Sachs Asset Management, L.P. (“GSAM”) for the Portfolio. Before approving the agreement, the Trustees reviewed investment performance and organizational materials regarding GSAM and its proposed portfolio management team and received a formal presentation from PI.

At the meeting, the Board received and considered a presentation by PI that detailed the reasons why they recommended that the Board appoint a new subadviser for the Portfolio. PI recommended that the Board approve a new agreement with GSAM to assume responsibility for managing the Portfolio in replacement of the Portfolio’s current subadviser, AllianceBernstein L.P. (“AllianceBernstein”). In approving the agreement, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Portfolio, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Portfolio and its shareholders.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by AllianceBernstein under the current subadvisory agreement and those that would be provided by GSAM under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that AllianceBernstein and GSAM were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the GSAM management team. The Board met with representatives from GSAM and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to GSAM. The Board noted that it received a favorable report from the Trust’s Chief Compliance Officer regarding GSAM’s compliance policies and procedures.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by GSAM and that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by GSAM under the new subadvisory agreement.

Performance

The Board received and considered information regarding the performance of other accounts managed by GSAM utilizing investment strategies similar to those proposed for the Portfolio. The Board concluded that it was satisfied with the performance record of GSAM in the proposed strategy.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by the Manager to GSAM under the proposed new subadvisory agreement. Based on the recent asset levels for the Portfolio, the Board noted that the effective subadvisory fee rate to be paid to GSAM under the proposed subadvisory arrangements is lower than the effective subadvisory fees rate paid to AllianceBernstein under the current subadvisory arrangements. The Board also noted that the Manager pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Portfolio. The Board indicated that the net investment management fees to be retained by the Manager under the proposed subadvisory arrangements would be reviewed in connection with future annual reviews the Trust’s advisory agreements. Overall, the Board concluded that the proposed subadvisory fee rates under the new subadvisory agreement were reasonable.

Profitability

Because the engagement of GSAM with respect to the Portfolio is new, there is no historical profitability with regard to the proposed subadvisory arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with any proposed future renewal of the Trust’s investment management agreement or the subadvisory agreement for the Portfolio.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio contained breakpoints that reduce the fee rate on assets above specified levels. The Board also noted that it would consider economies of scale in connection with the annual approval review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by GSAM and its affiliates as a result of its relationships with the Portfolio. The Board concluded that the potential benefits to be derived by GSAM included the ability to use soft dollar credits, brokerage commissions received by affiliates of GSAM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by GSAM were consistent with the types of benefits generally derived by subadvisers to mutual funds.

Conclusion

After consideration of these factors, the Board concluded that the approval of the subadvisory agreement was in the best interest of the Portfolio and its shareholders.

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ADVANCED SERIES℠ TRUST

Annual Report

December 31, 2010

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The Trust's Statement of Additional Information contains information about the Trust's Trustees and is available without charge upon request by calling (800) 752-6342.

Advanced Series Trust Table of Contents	Annual Report	December 31, 2010

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS
A1	Schedule of Investments and Financial Statements
B1	Notes to Financial Statements
C1	Financial Highlights
D1	Report of Independent Registered Public Accounting Firm
E1	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2010

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Diversification does not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stephen Pelletier

President,

Advanced Series Trust	January 31, 2011

PRESIDENT

STEPHEN PELLETIER

Advanced Series Trust, Bond Portfolio 2015 Subadvised by: Prudential Investment Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	9.38%	7.99%
Barclays Capital U.S. Government/Credit Index	6.59	5.09

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the Bond Portfolio 2015 returned 9.38%.

The Portfolio is managed to achieve an appropriate match between its assets and the liability under certain annuity benefit programs. To that end, the Portfolio is managed to outperform the Barclays Capital Target Maturity Zero Coupon Swaps Index 2015 (the Swaps Index), which has a similar maturity to the annuity benefit. The Swaps Index returned 9.42% in 2010.

A declining interest-rate environment prevailed in the U.S. bond market during 2010 as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March. It then began to reinvest their principal payments back into U.S. Treasury securities in August to keep downward pressure on rates. In November, the Fed also began implementing a plan to buy an additional $600 billion of U.S. Treasury securities. Yet the largest gains in the U.S. bond market for 2010 were in riskier types of debt securities that provided more attractive yields, including commercial mortgage-backed securities (CMBS), which are made from loans on properties such as hotels, high yield corporate “junk” bonds, which are rated below investment grade, and corporate bonds rated investment grade.

For the year, a primary driver behind the Portfolio’s return was the favorable interest-rate environment. It held interest-rate sensitive instruments including Treasury securities, federal agency securities, and derivatives (futures contracts on Treasury securities and interest-rate swaps) that benefited as bond yields fell, because bond prices move inversely to yields. A Treasury futures contract is an agreement between two investors to receive or deliver a Treasury bond at a future time at a predetermined price. An interest-rate swap is a contract between two parties for a specified period of time in which one pays a fixed rate based on the U.S. Treasury yield plus an additional amount, while the other pays a floating rate, generally the London interbank offered rate.

Exposure to CMBS and investment-grade corporate bonds added to the Portfolio’s return, as these sectors were among the top gainers in 2010 as previously mentioned. However, in each of these sectors, the Portfolio tended to favor higher quality debt securities because they can be more easily sold to meet liquidity needs. This partially offset the benefit of having overweight exposures to both sectors as lower-quality bonds gained more than higher quality bonds in 2010. That said, the Portfolio’s emphasis on bonds that carry greater credit risk than Treasury securities, particularly CMBS, helped it outperform its primary benchmark, the Barclays Capital U.S. Government/Credit Index in 2010 (CMBS are not included in the Index).

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment advisor and Prudential Financial company.

Advanced Series Trust, Bond Portfolio 2016 Subadvised by: Prudential Investment Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	10.58%	2.77%
Barclays Capital U.S. Government/Credit Index	6.59	5.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the Bond Portfolio 2016 returned 10.58%.

The Portfolio is managed to achieve an appropriate match between its assets and the liability under certain annuity benefit programs. To that end, the Portfolio is managed to outperform the Barclays Capital Target Maturity Zero Coupon Swaps Index 2016 (the Swaps Index), which has a similar maturity to the annuity benefit. The Swaps Index returned 10.13% in 2010.

A declining interest-rate environment prevailed in the U.S. bond market during 2010 as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March. It then began to reinvest their principal payments back into U.S. Treasury securities in August to keep downward pressure on rates. In November, the Fed also began implementing a plan to buy an additional $600 billion of U.S. Treasury securities. Yet the largest gains in the U.S. bond market for 2010 were in riskier types of debt securities that provided more attractive yields, including commercial mortgage-backed securities (CMBS), which are made from loans on properties such as hotels, high yield corporate “junk” bonds, which are rated below investment grade, and corporate bonds rated investment grade.

For the year, a primary driver behind the Portfolio’s return was the favorable interest-rate environment. It held interest-rate sensitive instruments including Treasury securities, federal agency securities, and derivatives (futures contracts on Treasury securities and interest-rate swaps) that benefited as bond yields fell, because bond prices move inversely to yields. A Treasury futures contract is an agreement between two investors to receive or deliver a Treasury bond at a future time at a predetermined price. An interest-rate swap is a contract between two parties for a specified period of time in which one pays a fixed rate based on the U.S. Treasury yield plus an additional amount, while the other pays a floating rate, generally the London interbank offered rate.

Exposure to CMBS and investment-grade corporate bonds added to the Portfolio’s return, as these sectors were among the top gainers in 2010 as previously mentioned. However, in each of these sectors, the Portfolio tended to favor higher quality debt securities because they can be more easily sold to meet liquidity needs. This partially offset the benefit of having overweight exposures to both sectors as lower-quality bonds gained more than higher quality bonds in 2010. That said, the Portfolio’s emphasis on bonds that carry greater credit risk than Treasury securities, particularly CMBS, helped it outperform its primary benchmark, the Barclays Capital U.S. Government/Credit Index in 2010 (CMBS are not included in the Index).

The Portfolio also outperformed the Barclays Capital U.S. Government/Credit Index because it had a longer duration than the Index. Duration measures a Portfolio’s sensitivity to changes in the level of interest rates. The longer duration enabled the Portfolio to benefit more fully as rising bond prices drove bond yields lower.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment- grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2017 Subadvised by: Prudential Investment Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	Since Inception
Portfolio	9.60%
Barclays Capital U.S. Government/Credit Index	6.59

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the period ended December 31, 2010, the Bond Portfolio 2017 returned 9.60%.

The Portfolio is managed to achieve an appropriate match between its assets and the liability under certain annuity benefit programs. To that end, the Portfolio is managed to outperform the Barclays Capital Target Maturity Zero Coupon Swaps Index 2017 (the Swaps Index), which has a similar maturity to the annuity benefit. The Swaps Index returned 10.62% in 2010.

A declining interest-rate environment prevailed in the U.S. bond market during 2010 as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March. It then began to reinvest their principal payments back into U.S. Treasury securities in August to keep downward pressure on rates. In November, the Fed also began implementing a plan to buy an additional $600 billion of U.S. Treasury securities. Yet the largest gains in the U.S. bond market for 2010 were in riskier types of debt securities that provided more attractive yields, including commercial mortgage-backed securities (CMBS), which are made from loans on properties such as hotels, high yield corporate “junk” bonds, which are rated below investment grade, and corporate bonds rated investment grade.

For the period, a primary driver behind the Portfolio’s return was the favorable interest-rate environment. It held interest-rate sensitive instruments including Treasury securities, federal agency securities, and derivatives (futures contracts on Treasury securities and interest-rate swaps) that benefited as bond yields fell, because bond prices move inversely to yields. A Treasury futures contract is an agreement between two investors to receive or deliver a Treasury bond at a future time at a predetermined price. An interest-rate swap is a contract between two parties for a specified period of time in which one pays a fixed rate based on the U.S. Treasury yield plus an additional amount, while the other pays a floating rate, generally the London interbank offered rate.

Exposure to CMBS and investment-grade corporate bonds added to the Portfolio’s return, as these sectors were among the top gainers in 2010 as previously mentioned. However, in each of these sectors, the Portfolio tended to favor higher quality debt securities because they can be more easily sold to meet liquidity needs. This partially offset the benefit of having overweight exposures to both sectors as lower-quality bonds gained more than higher-quality bonds in 2010. That said, the Portfolio’s emphasis on bonds that carry greater credit risk than Treasury securities, particularly CMBS, helped it outperform its primary benchmark, the Barclays Capital U.S. Government/Credit Index in 2010 (CMBS are not included in the Index).

The Portfolio also outperformed the Barclays Capital U.S. Government/Credit Index because it had a longer duration than the Index. Duration measures a Portfolio’s sensitivity to changes in the level of interest rates. The longer duration enabled the Portfolio to benefit more fully as rising bond prices drove bond yields lower.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment- grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2018 Subadvised by: Prudential Investment Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	11.19%	8.76%
Barclays Capital U.S. Government/Credit Index	6.59	5.09

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the Bond Portfolio 2018 returned 11.19%.

The Portfolio is managed to achieve an appropriate match between its assets and the liability under certain annuity benefit programs. To that end, the Portfolio is managed to outperform the Barclays Capital Target Maturity Zero Coupon Swaps Index 2018 (the Swaps Index), which has a similar maturity to the annuity benefit. The Swaps Index returned 11.03% in 2010.

A declining interest-rate environment prevailed in the U.S. bond market during 2010 as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March. It then began to reinvest their principal payments back into U.S. Treasury securities in August to keep downward pressure on rates. In November, the Fed also began implementing a plan to buy an additional $600 billion of U.S. Treasury securities. Yet the largest gains in the U.S. bond market for 2010 were in riskier types of debt securities that provided more attractive yields, including commercial mortgage-backed securities (CMBS), which are made from loans on properties such as hotels, high yield corporate “junk” bonds, which are rated below investment grade, and corporate bonds rated investment grade.

For the year, a primary driver behind the Portfolio’s return was the favorable interest-rate environment. It held interest-rate sensitive instruments including Treasury securities, federal agency securities, and derivatives (futures contracts on Treasury securities and interest-rate swaps) that benefited as bond yields fell, because bond prices move inversely to yields. A Treasury futures contract is an agreement between two investors to receive or deliver a Treasury Bond at a future time at a predetermined price. An interest-rate swap is a contract between two parties for a specified period of time in which one pays a fixed rate based on the U.S. Treasury yield plus an additional amount, while the other pays a floating rate, generally the London interbank offered rate.

Exposure to CMBS and investment-grade corporate bonds added to the Portfolio’s return, as these sectors were among the top gainers in 2010 as previously mentioned. However, in each of these sectors, the Portfolio tended to favor higher quality debt securities because they can be more easily sold to meet liquidity needs. This partially offset the benefit of having overweight exposures to both sectors as lower-quality bonds gained more than higher-quality bonds in 2010. That said, the Portfolio’s emphasis on bonds that carry greater credit risk than Treasury securities, particularly CMBS, helped it outperform its primary benchmark, the Barclays Capital U.S. Government/Credit Index in 2010 (CMBS are not included in the Index).

The Portfolio also outperformed the Barclays Capital U.S. Government/Credit Index because it had a longer duration than the Index. Duration measures a Portfolio’s sensitivity to changes in the level of interest rates. The longer duration enabled the Portfolio to benefit more fully as rising bond prices drove bond yields lower.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment- grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2019 Subadvised by: Prudential Investment Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	11.36%	8.37%
Barclays Capital U.S. Government/Credit Index	6.59	5.09

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the Bond Portfolio 2019 returned 11.36%.

The Portfolio is managed to achieve an appropriate match between its assets and the liability under certain annuity benefit programs. To that end, the Portfolio is managed to outperform the Barclays Capital Target Maturity Zero Coupon Swaps Index 2019 (the Swaps Index), which has a similar maturity to the annuity benefit. The Swaps Index returned 11.45% in 2010.

A declining interest-rate environment prevailed in the U.S. bond market during 2010 as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March. It then began to reinvest their principal payments back into U.S. Treasury securities in August to keep downward pressure on rates. In November, the Fed also began implementing a plan to buy an additional $600 billion of U.S. Treasury securities. Yet the largest gains in the U.S. bond market for 2010 were in riskier types of debt securities that provided more attractive yields, including commercial mortgage-backed securities (CMBS), which are made from loans on properties such as hotels, high yield corporate “junk” bonds, which are rated below investment grade, and corporate bonds rated investment grade.

For the year, a primary driver behind the Portfolio’s return was the favorable interest-rate environment. It held interest-rate sensitive instruments including Treasury securities, federal agency securities, and derivatives (futures contracts on Treasury securities and interest-rate swaps) that benefited as bond yields fell, because bond prices move inversely to yields. A Treasury futures contract is an agreement between two investors to receive or deliver a Treasury bond at a future time at a predetermined price. An interest-rate swap is a contract between two parties for a specified period of time in which one pays a fixed rate based on the U.S. Treasury yield plus an additional amount, while the other pays a floating rate, generally the London interbank offered rate.

Exposure to CMBS and investment-grade corporate bonds added to the Portfolio’s return, as these sectors were among the top gainers in 2010 as previously mentioned. However, in each of these sectors, the Portfolio tended to favor higher quality debt securities because they can be more easily sold to meet liquidity needs. This partially offset the benefit of having overweight exposures to both sectors as lower-quality bonds gained more than higher-quality bonds in 2010. That said, the Portfolio’s emphasis on bonds that carry greater credit risk than Treasury securities, particularly CMBS, helped it outperform its primary benchmark, the Barclays Capital U.S. Government/Credit Index in 2010 (CMBS are not included in the Index).

The Portfolio also outperformed the Barclays Capital U.S. Government/Credit Index because it had a longer duration than the Index. Duration measures a Portfolio’s sensitivity to changes in the level of interest rates. The longer duration enabled the Portfolio to benefit more fully as rising bond prices drove bond yields lower.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment- grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2020 Subadvised by: Prudential Investment Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	11.84%	0.05%
Barclays Capital U.S. Government/Credit Index	6.59	5.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the Bond Portfolio 2020 returned 11.84%.

The Portfolio is managed to achieve an appropriate match between its assets and the liability under certain annuity benefit programs. To that end, the Portfolio is managed to outperform the Barclays Capital Target Maturity Zero Coupon Swaps Index 2020 (the Swaps Index), which has a similar maturity to the annuity benefit. The Swaps Index returned 11.94% in 2010.

A declining interest-rate environment prevailed in the U.S. bond market during 2010 as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March. It then began to reinvest their principal payments back into U.S. Treasury securities in August to keep downward pressure on rates. In November, the Fed also began implementing a plan to buy an additional $600 billion of U.S. Treasury securities. Yet the largest gains in the U.S. bond market for 2010 were in riskier types of debt securities that provided more attractive yields, including commercial mortgage-backed securities (CMBS), which are made from loans on properties such as hotels, high yield corporate “junk” bonds, which are rated below investment grade, and corporate bonds rated investment grade.

For the year, a primary driver behind the Portfolio’s return was the favorable interest-rate environment. It held interest-rate sensitive instruments including Treasury securities, federal agency securities, and derivatives (futures contracts on Treasury securities and interest-rate swaps) that benefited as bond yields fell, because bond prices move inversely to yields. A Treasury futures contract is an agreement between two investors to receive or deliver a Treasury bond at a future time at a predetermined price. An interest-rate swap is a contract between two parties for a specified period of time in which one pays a fixed rate based on the U.S. Treasury yield plus an additional amount, while the other pays a floating rate, generally the London interbank offered rate.

Exposure to CMBS and investment-grade corporate bonds added to the Portfolio’s return, as these sectors were among the top gainers in 2010 as previously mentioned. However, in each of these sectors, the Portfolio tended to favor higher quality debt securities because they can be more easily sold to meet liquidity needs. This partially offset the benefit of having overweight exposures to both sectors as lower-quality bonds gained more than higher-quality bonds in 2010. That said, the Portfolio’s emphasis on bonds that carry greater credit risk than Treasury securities, particularly CMBS, helped it outperform its primary benchmark, the Barclays Capital U.S. Government/Credit Index in 2010 (CMBS are not included in the Index).

The Portfolio also outperformed the Barclays Capital U.S. Government/Credit Index because it had a longer duration than the Index. Duration measures a Portfolio’s sensitivity to changes in the level of interest rates. The longer duration enabled the Portfolio to benefit more fully as rising bond prices drove bond yields lower.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment- grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2021 Subadvised by: Prudential Investment Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	Since Inception
Portfolio	12.10%
Barclays Capital U.S. Government/Credit Index	6.59

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the period ended December 31, 2010, the Bond Portfolio 2021 returned 12.10%.

The Portfolio is managed to achieve an appropriate match between its assets and the liability under certain annuity benefit programs. To that end, the Portfolio is managed to outperform the Barclays Capital Target Maturity Zero Coupon Swaps Index 2021 (the Swaps Index), which has a similar maturity to the annuity benefit. The Swaps Index returned 12.32% in 2010.

A declining interest-rate environment prevailed in the U.S. bond market during 2010 as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March. It then began to reinvest their principal payments back into U.S. Treasury securities in August to keep downward pressure on rates. In November, the Fed also began implementing a plan to buy an additional $600 billion of U.S. Treasury securities. Yet the largest gains in the U.S. bond market for 2010 were in riskier types of debt securities that provided more attractive yields, including commercial mortgage-backed securities (CMBS), which are made from loans on properties such as hotels, high yield corporate “junk” bonds, which are rated below investment grade, and corporate bonds rated investment grade.

For the period, a primary driver behind the Portfolio’s return was the favorable interest-rate environment. It held interest-rate sensitive instruments including Treasury securities, federal agency securities, and derivatives (futures contracts on Treasury securities and interest-rate swaps) that benefited as bond yields fell, because bond prices move inversely to yields. A Treasury futures contract is an agreement between two investors to receive or deliver a Treasury bond at a future time at a predetermined price. An interest-rate swap is a contract between two parties for a specified period of time in which one pays a fixed rate based on the U.S. Treasury yield plus an additional amount, while the other pays a floating rate, generally the London interbank offered rate.

Exposure to CMBS and investment-grade corporate bonds added to the Portfolio’s return, as these sectors were among the top gainers in 2010 as previously mentioned. However, in each of these sectors, the Portfolio tended to favor higher quality debt securities because they can be more easily sold to meet liquidity needs. This partially offset the benefit of having overweight exposures to both sectors as lower-quality bonds gained more than higher-quality bonds in 2010. That said, the Portfolio’s emphasis on bonds that carry greater credit risk than Treasury securities, particularly CMBS, helped it outperform its primary benchmark, the Barclays Capital U.S. Government/Credit Index in 2010 (CMBS are not included in the Index).

The Portfolio also outperformed the Barclays Capital U.S. Government/Credit Index because it had a longer duration than the Index. Duration measures a Portfolio’s sensitivity to changes in the level of interest rates. The longer duration enabled the Portfolio to benefit more fully as rising bond prices drove bond yields lower.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Cohen & Steers Realty Portfolio Subadvised by: Cohen & Steers Capital Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	28.69%	3.84%	10.74%
NAREIT Equity REIT Index	27.95	3.03	10.76
Wilshire US REIT Total Return Index	28.60	2.42	10.47

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Cohen & Steers Realty Portfolio returned 28.69%.

The Portfolio is managed by Cohen & Steers Capital Management, Inc. to maximize total return through investment in real estate investment trusts (REITs).

REITs had strong returns in 2010, fueled by improving real estate fundamentals. The Wilshire U.S. REIT Total Return Index (the Index) returned 28.60%. The year marked a shift from defense to offense: having recapitalized in 2009, many REITs began to make acquisitions and raise dividends. Investors noticed, and rewarded them for it. Apartment REITs were top performers, benefiting from tight supply and reduced interest in home buying. Hotel stocks also had sizable gains amid strengthening demand and little new supply. Regional mall owners were also strong, although companies with higher-quality portfolios, which led 2009’s rally, underperformed.

Office REITs were a significant contributor to the Portfolio’s performance, helped by an underweight in the sector overall and the absence of a number of companies with lower-quality assets that were among the Index’s worst performers. In addition, an early underweight in the apartment sector, transitioning to overweight later in the year, was also beneficial. Stock selection in the apartment sector also was good. Other positive factors included stock selection and an overweight in shopping center REITs, as well as out-of-index hotel investments. These hotel stocks rallied because of company-specific factors.

The major detractor for the year was stock selection and an overweight in industrial properties, including a company that was tainted by its exposure to European markets. Stock selection in the regional mall sector also weighed on relative returns: Cohen & Steers focused on larger companies in the sector that they expected to benefit from low capital costs and acquisition opportunities. Although these positions achieved strong absolute returns, they underperformed the stellar returns of smaller, more-leveraged companies with lower quality assets.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

NAREIT Equity REIT Index is an unmanaged, capitalization-weighted index of all real estate investment trusts. Wilshire US REIT Total Return Index is a float-adjusted market capitalization-weighted index of publicly traded real estate securities such as real estate investment trusts and real estate operating companies. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Global Real Estate Portfolio Subadvised by: Prudential Real Estate Investors, a business unit of Prudential Investment Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	20.20%	-5.94%
S&P Developed BMI Property Net Index	20.54	-5.44

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST Global Real Estate Portfolio returned 20.20%.

The Portfolio is managed by Prudential Real Estate Investors, a business unit of Prudential Investment Management, Inc., to seek capital appreciation and income. It invests primarily in equity-related securities of real estate companies.

The S&P Developed BMI Property Index was up 20.54%. Many issues buffeted world financial markets, including attempts to control both corporate and government indebtedness and legislative changes. During the reporting period, however, global real estate markets forged ahead. In most global markets, governments and central banks moved to re-inflate asset prices via stimulative programs and accommodative fiscal policy. Lower interest rates clearly helped investment markets. Global real estate securities outperformed both domestic and international equity markets. North America-listed property companies outperformed Asia Pacific, which outperformed Europe. Within Asia Pacific, the Japanese market outperformed Hong Kong and Singapore, although the Portfolio’s stock selection and allocation to various markets added more in the latter two countries.

In Asia, inflationary concerns have been rising despite measures to reduce liquidity and mitigate price rises. Population growth and improving financial power for the middle class are long-term drivers of many Asian property markets. Residential markets in Hong Kong and Singapore remain robust. The aging population in Japan presents a challenging dynamic. In Europe, austerity measures and action by the European Central Bank forestalled some immediate concerns although longer term structural challenges remain. The property markets continue to improve in tenancy rates and investment demand. Much of the focus remains on prime properties in top markets. European prime office rents in Central London and Central Paris rose by 13% and 19%, respectively, over the past year. In the United States, tenancy rates and investor activity have both been rising. However, second tier or suburban areas are not doing as well as prime urban markets. For example, the pace of office leasing in New York has improved to levels last seen in 2005. Publicly listed property companies have demonstrated strength with continued access to the equity and debt markets.

Selection benefited returns in all three regions, particularly Capital Shopping Centres Group, a shopping center firm in Europe, Wharf Holdings, a Hong Kong-based developer in Asia, and Post Properties, a multifamily/apartment owner in the United States. Detractors from performance included Pebblebrook Hotel Trust and U.K.-based, operators of storage facilities and industrial/warehouse properties Big Yellow Group and Segro PLC.

The Portfolio no longer holds positions in Capital Shopping Centres Group and Big Yellow Group.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

The S&P Developed BMI Property Net Index is a leading unmanaged benchmark of both institutional and retail real estate funds. With approximately 350 constituents from 18 countries, the World Property Index provides investors a comprehensive benchmark that can be used for active or passive management. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, High Yield Portfolio Subadvised by: J.P. Morgan Investment Management, Inc., Prudential Investment Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	13.50%	5.31%	5.89%
BofA Merrill Lynch U.S. High Yield Master II Index	15.19	8.82	8.60
Barclays Capital U.S. High Yield 2% Issuer Capped Index	14.94	8.90	9.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST High Yield Portfolio returned 13.50%.

The Portfolio was managed by Pacific Investment Management Company LLC (PIMCO) until September 13, 2010, when it was replaced by Prudential Fixed Income, a unit of Prudential Investment Management, Inc., and J.P. Morgan Investment Management, Inc. Prudential Fixed Income manages 60% of the Portfolio’s assets and the remaining 40% are managed by J.P. Morgan Investment Management.

It was another banner year for high yield corporate bonds. The market for these below investment-grade corporate bonds, commonly called “junk” bonds, gained 14.94%, according to the Barclays Capital U.S. High Yield 2% Issuer Capped Index (the Index). Prudential Fixed Income Manages 60% of the Portfolio’s assets and the remaining 40% are managed by J.P. Morgan Investment Management.

High yield bond prices rallied partly as investors sought them for their attractive yields in the low interest-rate environment fostered by the Federal Reserve (the Fed). It left its target for the overnight bank lending rate near zero to stimulate growth as the U.S. economy continued to battle high unemployment and a weak housing market. The Fed also purchased government securities and mortgage-backed securities of federal agencies to exert further downward pressure on rates. The performance of high yield bonds also reflected improving corporate fundamentals and strong earnings growth in many industries.

All three major sectors of the high yield corporate bond market posted gains for the year led by financial institutions and followed by industrials and utilities. All sub-sectors also ended 2010 in the black. From the perspective of credit ratings, the lowest categories (Ca-D and Caa) outperformed the higher categories (B and Ba) as investors were willing to accept greater credit risk to earn a higher yield.

The Portfolio lagged the Index due to decisions made by PIMCO in the third quarter. For example, within the broader media sub-sector, the Portfolio favored bonds of cable and pay television companies, which underperformed bonds of broadcasters. An underweight to the transportation sub-sector, with an emphasis on high-quality secured airline holdings, also did not work well as transportation outperformed the Index. Tactical exposure to investment-grade bonds, which underperformed the Index by a large amount, was another reason the Portfolio lagged the Index. Security selection in the financial sector was a drag on its relative performance as high yield bonds in that sector outperformed their investment-grade counterparts.

During the Portfolio’s transition period in late September, it had large positions in cash and the Markit CDX North American High Yield Index (CDX), a basket of credit derivatives that are representative of the high yield market. Without the CDX position, the Portfolio would have been underexposed to high yield bonds and would have derived less benefit from the rally in that market. It trimmed its CDX position as it purchased high yield bonds. The Portfolio continues to carry a core CDX position to offset a higher than normal cash balance and to maintain adequate exposure to the high yield market. The sizeable cash balance is used to fund unexpected outflows, enabling the Portfolio to avoid selling high yield bonds for this purpose. During the fourth quarter of 2010, the CDX gained more than the Index, adding to the Portfolio’s return.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Barclays Capital U.S. High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, International Growth Portfolio Subadvised by: Marsico Capital Management, LLC, William Blair & Company LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	14.50%	2.12%	1.81%
MSCI EAFE Index® (GD)	8.21	2.94	3.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST International Growth Portfolio returned 14.50%.

The Portfolio is managed by William Blair & Company and Marsico Capital Management, LLC for long-term growth of capital by investments in stocks of companies that are economically tied to countries other than the United States.

The year 2010 was generally good for investors. As is often the case in the beginning of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks. Developed country stock markets outside of the United States and Canada were mixed. For example, there were strong gains in Nordic nations, some Far East nations, and Australia, while nations most affected by a European sovereign-debt crisis such as Greece and Spain posted losses. Overall, the MSCI EAFE Index (GD)(the Index) was up 8.21% for the year. Meanwhile, emerging market stocks performed well, and commodity prices also reflected the global economic recovery.

Stock selection by both asset managers improved the Portfolio’s return relative to its benchmark. In particular, the managers’ holdings in the energy and consumer discretionary sectors advanced significantly. Country allocation also enhanced the return. Investments in Canada and in emerging markets countries such as China, India, and Taiwan improved relative performance. The Index has no allocation to any of these countries. Both managers routinely invest in Canadian and emerging markets stocks, as they have found significant growth opportunities in these countries.

The Portfolio also benefited from an overweight in consumer discretionary stocks, a sector that was particularly strong in 2010 as global economic conditions stabilized. However, an underweight in Japan detracted from performance relative to the Index. For years, both managers have underweighted Japan, as higher growth opportunities have been difficult to find. This underweight detracted from performance in 2010, when the Japanese market outperformed the average of other international developed country markets by several percentage points.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, International Value Portfolio Subadvised by: LSV Asset Management, Thornburg Investment Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	11.08%	4.04%	2.36%
MSCI EAFE Index® (GD)	8.21	2.94	3.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST International Value Portfolio returned 11.08%.

The Portfolio is managed by LSV Asset Management and Thornburg Investment Management. LSV uses proprietary quantitative investment models, whereas Thornburg invests opportunistically using traditional fundamental securities analysis. The overall objective of the Portfolio is capital growth.

The year 2010 was generally good for investors. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks. Developed country stock markets outside of the United States and Canada were mixed. For example, there were strong gains in Nordic nations, some Far East nations, and Australia, while nations most affected by a European sovereign-debt crisis such as Greece and Spain posted losses. Overall, the MSCI EAFE Index (GD)(the Index) was up 8.21% for the year. Meanwhile, emerging market stocks performed well, and commodity prices also reflected the global economic recovery.

LSV and Thornburg both beat the Index because of their country allocations and asset selection. Macroeconomic trends influenced market performance heavily because investors shifted between more volatile and more defensive securities as their expectations of the future changed. Thornburg thrived in this environment, outperforming in three of the year’s four quarters. LSV started strong, continuing its late 2009 rally through the second quarter of 2010, then fading slightly. Both LSV and Thornburg added value with good stock selection. Thornburg’s impact was more pronounced as its core value strategy identified numerous opportunities in many markets. For the overall Portfolio, selection was strongest in the consumer discretionary, financials, industrials, healthcare, and energy sectors and in France, Japan, and the United Kingdom.

Exposure to countries outside the index also proved helpful to the overall Portfolio. In particular, exposures to China, Mexico, and Canada added value. Among the index constituents, an underweight in Japan and an overweight in Denmark also contributed positively to performance. Although Japan outperformed the market as a whole, being underweight was beneficial because the managers were successful in allocating assets to countries that performed even better. Since, as a risk mitigating rule, LSV does not vary significantly from the index weightings or invest in emerging markets, almost all of the effects from country allocation came from the Thornburg segment.

Although both LSV and Thornburg may make some investments in different sectors (Thornburg more so than LSV), sector weighting differences from the index did not affect relative results significantly. The benefits from an overweight in the consumer discretionary sector and an underweight in utilities was largely offset by the Portfolio’s overweights in the materials and healthcare sectors.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, JPMorgan International Equity Portfolio Subadvised by: J.P. Morgan Investment Management, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	7.17%	2.78%	2.07%
MSCI EAFE Index® (GD)	8.21	2.94	3.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST JPMorgan International Equity Portfolio returned 7.17%.

The Portfolio is managed by J.P. Morgan Investment Management Inc. with the objective of capital growth. It invests in equity securities of companies located or operating in non-U.S. developed and emerging markets countries.

The year 2010 was generally good for investors. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks (albeit modestly). Developed country stocks outside the United States were generally weakly positive because of weak economies (with the exception of strong-performing Nordic countries), while emerging markets stocks had a very good year. Countries going through a financial crisis such as Greece, Ireland, and Spain saw substantial declines in their stock prices. During much of the second quarter of the year, heightened public-debt risk in several European countries impaired market sentiment while global economic data began to weaken, causing many asset prices to retrench. Then, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement, driving stock prices markedly higher. The December agreement on an expansionary U.S. fiscal package also boosted sentiment. The Morgan Stanley Capital International (MSCI) EAFE index returned 8.21% for the year.

The Portfolio’s holdings in the Pacific excluding Japan underperformed their target indexes, but almost all other regions added to returns relative to the benchmark, led by strong stock selection in Japan and Europe except the United Kingdom. In terms of economic sectors, overweights in consumer discretionary and information technology stocks helped relative performance, while underweights in energy and healthcare hurt. The largest single detractor was Total SA, a large French oil company whose earnings were still affected in 2010 by production cutbacks and labor unrest in 2009. JP Morgan believes the company has turned the corner and its production has started to rise. The largest positive contribution came from a United Kingdom high-end fashion retailer, Burberry Group. Luxury goods stocks in general have been strong performers, but even among its peers this firm has been a standout with impressive revenue and earnings growth. Management has been boosting profitability by cutting costs, expanding its product line, speeding up deliveries, using digital media to lure shoppers, and tapping into the rapid growth in Asia.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Lord Abbett Bond-Debenture Portfolio Subadvised by: Lord Abbett & Co. LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	13.41%	6.42%	6.18%
Blended Index	13.68	7.83	7.71
BofA Merrill Lynch U.S. High Yield Master II Constrained Index	15.07	8.83	8.76

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST Lord Abbett Bond Debenture Portfolio returned 13.41%.

A low interest-rate environment prevailed in the U.S. fixed income market during 2010 as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March, then began to reinvest their principal payments back into U.S. Treasury securities in August to keep downward pressure on rates. In November, the Fed began implementing a plan to buy an additional $600 billion of U.S. Treasury securities. Yet the largest gains in the U.S. fixed income market for 2010 were in riskier types of bonds that provided more attractive yields, including commercial mortgage-backed securities (made from loans on properties such as hotels) and high yield corporate “junk” bonds, which are rated below investment grade.

The Portfolio benefited, relative to the blended index, from its sector allocation strategy that favored riskier types of debt securities such as high yield corporate bonds and convertible bonds that, at the option of the holder, may be exchanged for a certain number of a company’s shares. In addition to the search for attractive yields, prices of corporate bonds gained as many companies cut costs and reported strong earnings.

From the standpoint of industry allocation, bonds of companies in the gas distribution, banking, and auto parts and equipment industries were among the largest relative contributors to the Portfolio’s performance.

By contrast, holdings in the electric generation, health services, and integrated energy industries were among the largest detractors from the Portfolio’s performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of the Barclays Capital High Yield 2% Issuer Capped Index (60%) an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, Barclays Capital U.S. Aggregate Bond Index (20%) an unmanaged index comprised of more than 5,000 government and corporate bonds, and BofA Merrill Lynch All Convertible Index (20%) an unmanaged index that The index consists of convertible bonds traded in the U.S. BofA Merrill Lynch U.S. High Yield Master II Constrained Index an unmanaged index that tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. Issuers are capped at 2% of the Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, MFS Global Equity Portfolio Subadvised by: Massachusetts Financial Services Company (MFS)	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	12.05%	5.75%	5.40%
MSCI EAFE Index (GD)	8.21	2.94	3.94
MSCI World Index® (GD)	12.34	2.99	2.82

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the 12 months ended December 31, 2010, the AST MFS Global Equity Portfolio provided a total return of 12.05%.

The Portfolio is managed by Massachusetts Financial Services Company (MFS) to seek capital growth by investments primarily in stocks.

The first quarter of the reporting period witnessed a continuation of the financial market and economic rebounds that had begun in early 2009. Led by emerging Asian economies, but broadening to include most of the global economy, it was driven by inventory restocking, the production of manufacturing and capital goods, and massive fiscal and monetary stimulus. During most of the remainder of the period, heightened public-debt risk in several European countries impaired market sentiment while global economic data began to weaken. These two dynamics caused many asset prices to retrench, as many questioned the durability of the global recovery. Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement, driving stock prices markedly higher. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in valuations of risky assets. The Morgan Stanley Capital International (MSCI) World Index returned 12.34%.

Stock selection in the retailing sector was the primary positive contributor to performance relative to the MSCI World Index. The portfolio’s overweight positions in luxury goods companies LVMH Moët Hennessy Louis Vuitton (France), Cie Financ Richemont (Switzerland), and Burberry Group (United Kingdom), and athletic shoes and apparel manufacturer NIKE contributed. Stock selection and an underweight in the financial services sector also helped, although no individual securities within this sector were among the portfolio’s top contributors. In other sectors, National Oilwell Varco, industrial gas supplier Linde (Germany), wiring devices and cable systems manufacturer Legrand (France), global food company Nestle (Switzerland), and electrical distribution equipment manufacturer Schneider Electric (France) were among the portfolio’s top contributors. Not holding poor-performing integrated oil company BP PLC (United Kingdom) also benefited relative performance.

Stock selection and an overweight position in the healthcare sector held back relative performance. Our overweight positions in medical device maker Medtronic, pharmaceutical and diagnostic company Roche Holding (Switzerland), and pharmaceutical firm Merck KGaA (Germany) hindered relative results as all three of these stocks underperformed the benchmark over the reporting period.

Stocks in other sectors that hurt relative returns included network equipment company Cisco Systems, oil and gas exploration company INPEX, insurance company AXA (France), postal system operator TNT (Netherlands), stock exchange Deutsche Boerse (Germany), and optical glass maker Hoya (Japan). Not holding strong-performing computer and personal electronics maker Apple also detracted from relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index (GD) — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI World Index (GD) — Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Parametric Emerging Markets Equity Portfolio Subadvised by: Parametric Portfolio Associates LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	22.27%	0.06%
MSCI Emerging Markets Index (GD)	19.20	1.38

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the AST Parametric Emerging Markets Portfolio returned 22.27%.

The Porfolio is managed by Parametric Portfolio Associates LLC with the objective of long-term capital appreciation. It invests primarily in the stocks of companies in emerging markets countries.

The year was generally good for investors, although most of the benefit came in a streak from the beginning of September to year-end. As is often the case in the beginnings of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks (albeit modestly). Aside from the Nordic countries (which had high returns), developed country stocks outside the United States were weakly positive because of recent economic challenges, while emerging markets stocks performed more strongly. This continued the theme of more volatile asset classes performing better. The MSCI Emerging Markets Index was 19.20%.

The Portfolio benefited particularly from underweights in China and Brazil, both of which had returns in the low single digits for the year. An overweight in Chile, which was among the benchmark’s highest performers, added somewhat to relative performance. However, exposures to the United Arab Emirates and Slovenia both detracted slightly from relative performance. The Portfolio also was hurt by an underweight in South Korea, which had a return above the emerging markets average.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index (GD) - The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, PIMCO Limited Maturity Bond Portfolio Subadvised by: Pacific Investment Management Company LLC (PIMCO)	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	3.90%	5.13%	4.66%
BofA Merrill Lynch 1-3 Year Treasury Index	2.35	4.18	3.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST PIMCO Limited Maturity Bond Portfolio rose 3.90%.

A low interest-rate environment prevailed in the U.S. bond market during 2010, as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March, then began to reinvest their principal payments back into U.S. Treasury securities in August to keep downward pressure on rates. It began to buy an additional $600 billion of U.S. Treasury securities in November. Yet the largest gains in the U.S. bond market for 2010 were in riskier types of bonds that provided more attractive yields, including commercial mortgage-backed securities (made from loans on properties such as hotels) and high yield corporate “junk” bonds, which are rated below investment grade.

Though volatile at times, bond prices in many markets around the world gained in 2010 and pushed yields lower, as bond prices move inversely to interest rates. The Portfolio benefited in the U.S. bond market from tactically adjusting its duration, a measure of its sensitivity to changes in the level of interest rates. It was also positioned, to a modest degree, to benefit from falling yields in the Australian and core European bond markets.

In the U.S. bond market, the Portfolio was positioned for an anticipated flattening in the slope of the yield curve, which shows the relationship between yields of bonds of the same credit quality with different maturities. This detracted from performance as the yield curve became steeper.

The Portfolio’s exposure to mortgage-backed securities of federal agencies helped its performance, as they outperformed Treasury securities with similar maturities in 2010. It also benefited from favorable security selection among high-quality, “private label” mortgage-backed securities, which do not have government backing. Another positive for the Portfolio was its exposure to bonds of financial companies, which outperformed the broader investment-grade corporate bond sector in 2010. A modest exposure to high yield corporate bonds worked well, as the sector outperformed Treasury securities with similar maturities.

The Portfolio also benefited from having a modest exposure to emerging market bonds denominated in local currencies, particularly debt securities of issuers in Brazil. It gained this exposure by using a type of derivative instrument called zero-coupon interest rate swaps instead of spending large amounts of money to buy the bonds outright. Under the swap agreement, the Portfolio makes periodic floating-rate payments based on the CDI (the interbank lending rate of Brazil) and will receive a lump-sum fixed-rate payment from the other party involved in the agreement when the swap matures. As the CDI declined during the year, the swap gained in value, aiding the Portfolio’s performance. Positions in several foreign currencies, particularly of Asian nations, also aided its return, as these currencies appreciated versus the U.S. dollar.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged sub-index of the BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, PIMCO Total Return Bond Portfolio Subadvised by: Pacific Investment Management Company LLC (PIMCO)	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	7.72%	6.63%	6.39%
Barclays Capital U.S. Aggregate Bond Index	6.54	5.80	5.84

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST PIMCO Total Return Bond Portfolio returned 7.72%.

A low interest-rate environment prevailed in the U.S. bond market during 2010, as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March, then began to reinvest their principal payments back into U.S. Treasury securities in August to keep downward pressure on rates. The Fed began to buy an additional $600 billion of Treasury securities in November. Yet the largest gains in the U.S. bond market for 2010 were in riskier types of bonds that provided more attractive yields, including commercial mortgage-backed securities (made from loans on properties such as hotels) and high yield corporate “junk” bonds, which are rated below investment grade.

Though volatile at times, bond prices in many markets around the world gained in 2010 and pushed yields lower, as bond prices move inversely to interest rates. In the U.S. bond market, the Portfolio’s strategy of tactically adjusting its duration (a measure of its sensitivity to changes in the level of interest rates) detracted slightly from its performance. However, the negative impact was more than offset by the success of the Portfolio’s duration strategy in the core European bond markets.

The Portfolio’s sector allocation strategy had a mixed impact on its performance. It had a smaller exposure than the Barclays Capital U.S. Aggregate Bond Index to investment-grade corporate bonds, which hurt its performance as these bond outperformed Treasury securities with similar maturities in 2010. However, this negative impact was more than offset by the Portfolio’s focus on bonds of financial companies, which outperformed the broader investment-grade corporate bond sector. Tactical positioning in mortgage-backed securities of federal agencies detracted from the Portfolio’s performance as that sector outperformed similar-maturity Treasury securities, but this negative impact was partially offset by positive security selection within that sector. A modest exposure to high yield corporate bonds worked well, as the sector outperformed Treasury securities with similar maturities.

The Portfolio also benefited from having a modest exposure to emerging market bonds denominated in local currencies, particularly debt securities of issuers in Brazil. It gained this exposure by using a type of derivative instrument called zero-coupon interest rate swaps instead of spending large amounts of money to buy the bonds outright. Under the swap agreement, the Portfolio makes periodic floating-rate payments based on the CDI (the interbank lending rate of Brazil) and will receive a lump-sum fixed-rate payment from the other party involved in the agreement when the swap matures. As the CDI declined during the year, the swap gained in value, aiding the Portfolio’s performance. Positions in several foreign currencies, particularly of Asian nations, also aided its return as these currencies appreciated versus the U.S. dollar.

A modest exposure to taxable municipal bonds issued under a federal government subsidy program known as Build America Bonds (BABs) detracted from the Portfolio’s return. These bonds declined in value as issuers rushed to sell a large amount of them before the BAB program expired at the end of 2010.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, QMA US Equity Alpha Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	15.05%	-0.26%	0.22%
Russell 1000® Index	16.10	2.59	1.83
S&P 500 Index	15.08	2.29	1.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the AST QMA U.S. Equity Alpha Portfolio returned 15.05%.

Quantitative Management Associates, LLC (QMA) runs the Portfolio, which invests in the U.S. stock market by taking long positions (purchasing stocks that it expects to perform well) and short positions (selling stocks it does not own in the hope of making a profit by purchasing them later at lower prices). Proceeds of the short sales, or other borrowing, are used to purchase additional stocks.

The U.S. stock market posted a gain for the first quarter of 2010, but pulled back in the spring after the sovereign debt crisis in Europe worsened and the U.S. economy faced the threat of another recession, brought on by weak housing and job markets. However, efforts by some key governments and central banks to keep their economies and financial markets afloat helped push broad stock market indexes past the pullback and into positive territory for the second year in a row. In the United States, stocks also received a dramatic boost in December in reaction to a robust shopping season, the extension of the President Bush-era tax cuts, and a 2.0% cut in payroll taxes.

Small-cap growth stocks outperformed mid-cap and large-cap stocks across all investment styles, based on Russell U.S. indexes. The small-cap rally, which began in late August, was fueled by a combination of factors. Anticipation that the Federal Reserve would begin another round of bond purchases later in the year to support the economic recovery in the United States helped investors to become more comfortable in taking on the additional risk of purchasing stocks of small companies. Earnings and sales growth of small-cap stocks outstripped that of large-cap stocks for much of the year, and small caps benefited from a mergers-and-acquisitions boom.

The Portfolio underperformed the Russell 1000 Index (the Index) in 2010. Reflecting the improvement in investor appetite for riskier assets, the Portfolio rebounded after August along with the equity market. Stock selection among smaller and faster-growing companies contributed to its performance versus the Index. However, larger and slower-growing names detracted value, as did stocks in the materials and energy sectors.

The use of derivatives is not a principal investment strategy of the Portfolio. It had positions in derivative instruments based on certain equity market indexes to enhance the liquidity of the Portfolio. This exposure did not have a material impact on the Portfolio’s performance in 2010.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment advisor and Prudential Financial company.

Advanced Series Trust, T. Rowe Price Global Bond Portfolio Subadvised by: T. Rowe Price International, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	5.74%	6.15%	6.42%
Barclays Capital Global Aggregate Bond Index	5.54	6.66	6.74

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the T. Rowe Price Global Bond Portfolio returned 5.74%.

The global economic expansion continued in 2010, led by developing countries whose economies grew more rapidly than those of major developed nations. Contrasting economic conditions were reflected in the monetary policy of central banks. For example, the Federal Reserve left its target for the overnight bank lending rate near zero to encourage commerce, while some Asian central banks tightened monetary policy in their respective nations to curb rising inflation stoked by bullish economic prospects.

Global bond markets gained 5.54% overall in 2010 in U.S. dollar terms, based on the Barclays Capital Global Aggregate Bond Index (the Index). Most bond markets scored positive returns, with solid performances by investment-grade and high yield corporate bonds. (The latter are called “junk” bonds as they are rated below investment grade.) Yet government bond markets of some eurozone nations—Portugal, Ireland, Greece, and Spain—ended 2010 in the red, pressured by a lingering European sovereign-debt crisis. The impact of currency movement on bond market returns was mixed, with the US dollar gaining against the euro, but declining against the Japanese yen and most other major currencies.

The Portfolio outperformed the Index in 2010, helped by active currency selection, sector allocation, security selection, and exposure to below investment-grade bonds. However, country selection and interest-rate strategy detracted from the Portfolio’s performance versus the Index.

Overweight positions in the Indian rupee, the Korean won, Malaysian ringgit, Chinese renminbi, Philippine peso, and Singapore dollar versus the US dollar aided the Portfolio’s performance relative to the Index. In addition to higher rates, Asian currencies benefited from expectations that China will continue to gradually revalue the renminbi. Elsewhere, global recovery benefited the Portfolio’s overweight positions in the Chilean peso, Mexican peso, and Russian ruble versus the US dollar. Holding an overweight position in the US dollar versus the euro also aided the Portfolio’s relative performance.

Within Europe, the Portfolio benefited from overweight positions in the Swedish krona, Norwegian krone, Swiss franc, and Polish zloty versus the euro. Scandinavian currencies gained on their stronger regional economic fundamentals compared to the eurozone. More generally, sovereign risk concerns weakened the euro, supporting the Swiss franc versus the euro. Meanwhile, relatively low overall debt levels helped make Poland relatively attractive.

Within sector allocation and security selection, a structural overweight position in investment-grade corporate bonds versus the Index helped the Portfolio. It also benefited from exposure to U.S. high yield bonds and emerging market corporate bonds denominated in US dollars.

Having a shorter duration than the Index in the key government bond markets of the United States, Europe, and Japan detracted from the Portfolio’s relative performance. (Duration measures a portfolio’s sensitivity to changes in the level of rates. A shorter duration meant the Portfolio did not benefit fully when rising bond prices drove yields lower, as bond prices move inversely to rates.) An overweight position in the Canadian government bond market versus the U.S. Treasury market also detracted from relative performance. Canadian government bonds underperformed the U.S. Treasury market as the Bank of Canada began to tighten monetary policy.

The Portfolio used derivative instruments for hedging and active management. These positions also helped the Portfolio outperform the Index in 2010.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital Global Aggregate Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Natural Resources Portfolio Subadvised by: T. Rowe Price Associates, Inc.	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	20.45%	7.93%	12.36%
Lipper Global Natural Resources Fund Index	20.42	9.15	14.39
Lipper (VUF) Natural Resources Fund Index	20.20	8.87	N/A
S&P 500 Index	15.08	2.29	1.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the 12-month period ended December 31, 2010, the AST T. Rowe Price Natural Resources Portfolio returned 20.45%

The year was generally good for investors. As is often the case early in an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks in the U.S. equity market. Commodity prices also gained, reflecting the global economic recovery. In industries with exposure to petroleum-related equipment and processes, the big story was the Gulf of Mexico oil spill mid-year, and a rise in crude oil prices later in the year. Precious metals were positively affected by investors seeking safe-haven commodities in an uncertain economic environment. Adverse weather in Australia hurt the coal industry.

The Portfolio outperformed its benchmark, the Lipper (VUF) Natural Resources Fund Index (the Index), which gained 20.20% in 2010. Schlumberger, an oil and gas equipment and services company, and Arch, a coal producer, led the Portfolio’s returns. Other industries with exposure to the petroleum business suffered from the aftermath of the Macondo well explosion and the resulting Gulf of Mexico oil spill. However, they benefited more recently from a rise in energy prices caused by rising demand. Coal stocks also rose significantly, particularly those of U.S. producers. Heavy rains in Australia washed out many coal sources, constraining global supply and boosting coal prices. The diversified resources industry contains many mining equipment manufacturers, which turned in strong results, helped by news that Caterpillar Inc., a global construction equipment company, agreed to buy Bucyrus International. The precious metals industry benefited as prices of underlying commodities like gold soared over the year due to persistent inflation concerns.

The Portfolio’s performance relative to its benchmark was helped by an underweight in the miscellaneous energy category. The group was one of the weakest in the Index because of its exposure to solar energy firms. The solar industry struggled when government subsidies dried up, limiting available funding. Overweighting precious metals stocks was also successful because both gold and silver prices rose.

Holdings in the international integrated petroleum and oil and gas drilling groups had heavy sell-offs as a result of the Gulf of Mexico oil spill. Recovery in the latter part of the year was weak compared to other industries. International integrated petroleum and oil and gas drilling stocks were also among the largest detractors from relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal).

Lipper (VUF) Natural Resources Fund Index is an unmanaged index that consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources fund classification. The index is rebalanced quarterly. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Western Asset Core Plus Bond Portfolio Subadvised by: Western Asset Management Company, Western Asset Management Company Limited	December 31, 2010

Report of the Investment Managers - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	Since Inception
Portfolio	7.80%	4.31%
Barclays Capital U.S. Aggregate Bond Index	6.54	5.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2010, the Western Asset Core Plus Bond Portfolio returned 7.80%.

A low interest-rate environment prevailed in the U.S. bond market during 2010 as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March. It then began to reinvest their principal payments back into U.S. Treasury securities in August to keep downward pressure on rates. In November, the Fed also began implementing a plan to buy an additional $600 billion of U.S. Treasury securities. Yet the largest gains in the U.S. bond market for 2010 were in riskier types of bonds that provided more attractive yields such as high yield corporate “junk” bonds, which are rated below investment grade, and corporate bonds rated investment grade.

The Portfolio beat the Barclays Capital U.S. Aggregate Bond Index (the Index) in 2010. The largest contributor to its relative performance was its overweight exposure to so-called “private label” mortgage-backed securities, which do not have government backing. These debt securities, which are not included in the Index, gained in value as investors purchased them for their relatively attractive yields and as principal paydowns on the securities continued at a steady pace.

Another positive for the Portfolio was its allocation to high yield corporate bonds, which are also not included in the Index because they are rated below investment grade. High yield bonds performed particularly well, benefiting from strong investor demand and a sharp decline in the high yield bond default rate in 2010. On the other hand, the Portfolio had a smaller exposure than the Index to commercial mortgage-backed securities (CMBS). This was a drag on its relative performance as CMBS posted the largest gain in the U.S. fixed income market in 2010.

The Portfolio used futures contracts and options on U.S. Treasury securities, euro dollar futures and options, and interest rate swaps to manage its duration (a measure of its sensitivity to changes in the level of interest rates) and its exposure to the yield curve. The Portfolio also used currency forward contracts to manage its exposure to the foreign-exchange markets. Overall, the use of these derivative instruments detracted from the Portfolio’s performance in 2010.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged capitalization-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2010

AST Bond Portfolio 2015
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	25.7%
U.S. Treasury Obligations	21.2%
Corporate Bonds	15.4%
Commercial Mortgage-Backed Securities	12.8%
Asset-Backed Securities	6.5%

AST Bond Portfolio 2016
Allocation	(% of Net Assets	)
Corporate Bonds	23.4%
U.S. Government Agency Obligations	19.9%
U.S. Treasury Obligations	12.5%
Asset-Backed Securities	12.1%
Commercial Mortgage-Backed Securities	11.7%

AST Bond Portfolio 2017
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	28.9%
U.S. Treasury Obligations	20.0%
Corporate Bonds	7.4%
Commercial Mortgage-Backed Securities	5.4%
Asset-Backed Securities	3.5%

AST Bond Portfolio 2018
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	19.2%
Commercial Mortgage-Backed Securities	13.0%
U.S. Government Agency Obligation	10.8%
Corporate Bonds	9.9%
Asset-Backed Securities	7.0%

AST Bond Portfolio 2019
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	18.6%
U.S. Government Agency Obligations	10.5%
Commercial Mortgage-Backed Securities	10.3%
Corporate Bonds	7.9%
Asset-Backed Securities	6.3%

AST Bond Portfolio 2020
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	32.9%
Corporate Bonds	13.6%
U.S. Treasury Obligations	11.1%
Commercial Mortgage-Backed Securities	6.6%
Asset-Backed Securities	6.3%

AST Bond Portfolio 2021
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	33.0%
U.S. Treasury Obligations	32.0%
Corporate Bonds	5.9%
Commercial Mortgage-Backed Securities	4.9%
Asset-Backed Securities	1.0%

AST Cohen & Steers Realty
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc., REIT	10.8%
Public Storage, Inc., REIT	6.4%
Equity Residential, REIT	5.9%
Vornado Realty Trust, REIT	5.3%
Ventas, Inc., REIT	4.2%

AST Global Real Estate
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc., REIT	4.2%
Sun Hung Kai Properties Ltd. (Hong Kong)	3.2%
Cheung Kong Holdings Ltd. (Hong Kong)	3.1%
Mitsubishi Estate Co. Ltd. (Japan)	2.9%
Westfield Group, REIT (Australia)	2.5%

AST High Yield
Allocation	(% of Net Assets	)
Corporate Bonds	88.3%
Bank Loans	2.5%
Preferred Stocks	0.5%
Commercial Mortgage-Backed Security	0.1%

AST International Growth
Five Largest Holdings	(% of Net Assets	)
OGX Petroleo e Gas Participacoes SA (Brazil)	2.5%
BASF SE (Germany)	2.2%
Li & Fung Ltd. (Hong Kong)	2.2%
Schneider Electric SA (France)	2.1%
Nestle SA (Switzerland)	1.9%

AST International Value
Five Largest Holdings	(% of Net Assets	)
Novartis AG (Switzerland)	2.0%
Royal Dutch Shell PLC (Class B Stock) (Netherlands)	1.5%
Komatsu Ltd. (Japan)	1.3%
BNP Paribas (France)	1.2%
Novo Nordisk A/S (Class B Stock) (Denmark)	1.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2010

AST JPMorgan International Equity
Five Largest Holdings	(% of Net Assets	)
Royal Dutch Shell PLC (Class A Stock) (United Kingdom)	2.4%
BHP Billiton Ltd. (Australia)	2.3%
Nestle SA (Switzerland)	2.1%
Total SA (France)	2.1%
Vodafone Group PLC (United Kingdom)	2.0%

AST Lord Abbett Bond-Debenture
Allocation	(% of Net Assets	)
Corporate Obligations	76.6%
Convertible Bonds	10.4%
Preferred Stocks	4.6%
Common Stocks	1.7%
Bank Loans	1.2%

AST MFS Global Equity
Five Largest Holdings	(% of Net Assets	)
Nestle SA (Switzerland)	3.3%
Linde AG (Germany)	3.0%
Heineken NV (Netherlands)	2.4%
Reckitt Benckiser Group PLC (United Kingdom)	2.2%
State Street Corp.	2.1%

AST Parametric Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
America Movil SAB de CV (Class L Stock) (Mexico)	1.4%
Gazprom OAO, ADR (XLON) (Russia)	1.0%
Sberbank of Russia (Class S Stock) (Russia)	0.9%
MTN Group Ltd. (South Africa)	0.9%
China Mobile Ltd. (China)	0.9%

AST PIMCO Limited Maturity Bond
Allocation	(% of Net Assets	)
Corporate Obligations	61.8%
U.S. Treasury Obligations	11.5%
Residential Mortgage-Backed Securities	8.5%
U.S. Government Mortgage-Backed Securities	7.8%
Asset-Backed Securities	4.7%

AST PIMCO Total Return Bond
Allocation	(% of Net Assets	)
U.S. Government Mortgage-Backed Securities	42.2%
U.S. Treasury Obligations	25.3%
Corporate Bonds	25.1%
U.S. Government Agency Obligations	11.6%
Residential Mortgage-Backed Securities	4.1%

AST QMA US Equity Alpha
Five Largest Holdings	(% of Net Assets	)
Exxon Mobil Corp.	2.8%
Apple, Inc.	2.3%
General Electric Co.	2.0%
Microsoft Corp.	1.9%
Chevron Corp.	1.8%

AST T. Rowe Price Global Bond
Allocation	(% of Net Assets	)
Foreign Bonds	51.8%
Corporate Obligations	15.2%
U.S. Government Mortgage-Backed Securities	13.4%
U.S. Treasury Obligations	8.5%
Commercial Mortgage-Backed Securities	2.4%

AST T. Rowe Price Natural Resources
Five Largest Holdings	(% of Net Assets	)
Schlumberger Ltd. (Netherlands)	4.8%
Cameron International Corp.	3.3%
Peabody Energy Corp.	2.9%
Freeport-McMoRan Copper & Gold, Inc.	2.6%
Arch Coal, Inc.	2.6%

AST Western Asset Core Plus Bond
Allocation	(% of Net Assets	)
U.S. Government Mortgage-Backed Obligations	44.4%
Corporate Bonds	28.3%
U.S. Treasury Obligations	19.4%
Residential Mortgage-Backed Securities	10.4%
Asset-Backed Securities	4.5%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2010

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Bond 2015	Actual	$1,000.00	$1,013.60	0.85%	$4.31
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
AST Bond 2016	Actual	$1,000.00	$1,019.30	0.92%	$4.68
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69
AST Bond 2017	Actual	$1,000.00	$1,004.60	0.85%	$4.29
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
AST Bond 2018	Actual	$1,000.00	$998.30	0.89%	$4.48
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53
AST Bond 2019	Actual	$1,000.00	$990.80	0.89%	$4.47
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53
AST Bond 2020	Actual	$1,000.00	$984.30	0.86%	$4.30
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38
AST Bond 2021	Actual	$1,000.00	$985.90	1.00%	$5.01
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
AST Cohen & Steers Realty	Actual	$1,000.00	$1,224.90	1.14%	$6.39
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80
AST Global Real Estate	Actual	$1,000.00	$1,262.40	1.19%	$6.79
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
AST High Yield	Actual	$1,000.00	$1,089.50	0.87%	$4.58
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
AST International Growth	Actual	$1,000.00	$1,276.90	1.06%	$6.08
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40
AST International Value	Actual	$1,000.00	$1,235.60	1.12%	$6.31
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2010

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST JPMorgan International Equity	Actual	$1,000.00	$1,246.50	1.04%	$5.89
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
AST Lord Abbett Bond-Debenture	Actual	$1,000.00	$1,102.50	0.95%	$5.03
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84
AST MFS Global Equity	Actual	$1,000.00	$1,242.90	1.24%	$7.01
	Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31
AST Parametric Emerging Markets Equity	Actual	$1,000.00	$1,266.90	1.44%	$8.23
	Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32
AST PIMCO Limited Maturity Bond	Actual	$1,000.00	$1,013.40	0.79%	$4.01
	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02
AST PIMCO Total Return Bond	Actual	$1,000.00	$1,020.10	0.74%	$3.77
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77
AST QMA US Equity Alpha	Actual	$1,000.00	$1,233.80	1.55%	$8.73
	Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88
AST T. Rowe Price Global Bond	Actual	$1,000.00	$1,061.60	0.98%	$5.09
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
AST T. Rowe Price Natural Resources	Actual	$1,000.00	$1,398.20	1.03%	$6.23
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
AST Western Asset Core Plus Bond	Actual	$1,000.00	$1,021.40	0.81%	$4.13
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2010, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST BOND PORTFOLIO 2015

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 81.8% ASSET-BACKED SECURITIES — 6.5%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

American Express Credit Account Master Trust, Ser. 2010-1, Class A(a)	Aaa	0.510%	11/15/15	$1,050	$1,050,000
Capital Auto Receivables Asset Trust, Ser. 2007-2, Class APT(a)	Aaa	0.540%	02/15/14	422	421,939
Carmax Auto Owner Trust, Ser. 2010-1, Class A2	AAA(b)	0.830%	11/15/12	692	692,074
Chase Issuance Trust, Ser. 2005-A11, Class A(a)	Aaa	0.330%	12/15/14	1,000	996,746
Chase Issuance Trust, Ser. 2007-A16, Class A16(a)	Aaa	0.602%	06/15/14	700	700,507
Citibank Credit Card Issuance Trust, Ser. 2005-A3, Class A3(a)	Aaa	0.331%	04/24/14	1,000	997,127
Citibank Credit Card Issuance Trust, Ser. 2006-A7, Class A7(a)	Aaa	0.362%	12/15/18	1,000	971,221
Ford Credit Auto Owner Trust, Ser. 2009-D, Class A3	Aaa	2.170%	10/15/13	900	910,180
Harley-Davidson Motorcycle Trust, Ser. 2009-3, Class A2	Aaa	0.940%	04/15/12	291	290,938
Huntington Auto Trust, Ser. 2009-1A, Class A3, 144A	Aaa	3.940%	06/15/13	650	660,084
MBNA Credit Card Master Note Trust, Ser. 2005-A10, Class A10(a)	Aaa	0.320%	11/16/15	1,000	992,445

TOTAL ASSET-BACKED SECURITIES (cost $8,098,526)					8,683,261

COMMERCIAL MORTGAGE-BACKED SECURITIES — 12.8%
Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A2	Aaa	5.309%	10/10/45	550	560,137
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW12, Class A3(a)	Aaa	5.715%	09/11/38	798	836,943
Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class AAB	AAA(b)	5.703%	06/11/50	600	637,313
Bear Stearns Commercial Mortgage Securities, Ser. 2007-T26, Class A2	AAA(b)	5.330%	01/12/45	480	495,444
Bear Stearns Commercial Mortgage Securities, Ser. 2007-T28, Class A2	AAA(b)	5.588%	09/11/42	1,000	1,040,381
Commercial Mortgage Pass-Through Certificates, Ser. 2006-C7, Class A2	AAA(b)	5.690%	06/10/46	1,036	1,042,639
Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A2	Aaa	5.268%	02/15/40	600	609,182
GE Capital Commercial Mortgage Corp., Ser. 2007-C1, Class A2	Aaa	5.417%	12/10/49	700	713,991
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	1,114	1,143,937
GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A2(a)	Aaa	5.778%	08/10/45	930	955,367
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A3A, 144A(a)	Aaa	5.491%	12/12/44	430	444,132
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A2(a)	Aaa	5.858%	04/15/45	921	931,708
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A2(a)	Aaa	5.802%	06/15/49	700	724,944
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A2	Aaa	5.827%	02/15/51	390	405,308
LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A2	Aaa	5.532%	03/15/32	1,170	1,173,897
LB-UBS Commercial Mortgage Trust, Ser. 2006-C6, Class A2	Aaa	5.262%	09/15/39	1,000	1,013,550
Morgan Stanley Capital I, Ser. 2006-HQ10, Class A2	Aaa	5.283%	11/12/41	173	174,962
Morgan Stanley Capital I, Ser. 2007-HQ11, Class A2	Aaa	5.359%	02/12/44	600	616,869
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4(a)	Aaa	5.418%	01/15/45	1,000	1,071,579

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A2(a)	Aaa	5.684%	05/15/43	$372	$372,927
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C27, Class A2	Aaa	5.624%	07/15/45	551	559,479
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C29, Class A2	Aaa	5.275%	11/15/48	600	611,616
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C33, Class A2(a)	Aaa	5.858%	02/15/51	973	1,011,750

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $14,830,544)					17,148,055

CORPORATE BONDS — 15.4%
Aerospace & Defense — 0.3%
Boeing Co. (The), Sr. Unsec’d. Notes(c)	A2	3.500%	02/15/15	400	419,510

Banking — 3.6%
American Express Co., Sr. Unsec’d. Notes	A3	7.250%	05/20/14	245	279,111
Bank of America Corp., Sr. Unsec’d. Notes, MTN(c)	A2	7.375%	05/15/14	525	583,580
Citigroup, Inc., Sr. Unsec’d. Notes, MTN	A3	5.500%	10/15/14	475	511,787
DNB NOR Boligkreditt (Norway), Covered Notes, 144A	Aaa	2.100%	10/14/15	460	437,459
Inter-American Development Bank (Supranational), Sr. Unsec’d. Notes	Aaa	2.375%	08/15/17	315	304,308
JPMorgan Chase & Co., Sr. Unsec’d. Notes(c)	Aa3	3.700%	01/20/15	500	517,444
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.375%	10/15/15	500	525,185
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A	Aaa	4.200%	05/13/14	525	558,510
Sparebanken 1 Boligkreditt (Norway), Covered Notes, 144A(c)	Aaa	1.250%	10/25/13	1,120	1,112,482

					4,829,866

Capital Goods — 0.8%
ITT Corp., Sr. Unsec’d. Notes	Baa1	4.900%	05/01/14	510	547,516
United Technologies Corp., Sr. Unsec’d. Notes	A2	5.375%	12/15/17	455	514,548

					1,062,064

Consumer — 0.3%
Clorox Co. (The), Sr. Unsec’d. Notes	Baa1	5.450%	10/15/12	400	429,004

Electric — 0.4%
Carolina Power & Light Co., First Mtge. Bonds	A1	5.300%	01/15/19	165	183,153
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.050%	03/15/14	350	388,691

					571,844

Energy – Integrated — 2.0%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	80	79,945
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	4.500%	09/15/14	500	535,777
Chevron Corp., Sr. Unsec’d. Notes	Aa1	3.950%	03/03/14	630	672,563
ConocoPhillips, Gtd. Notes(c)	A1	4.750%	02/01/14	965	1,048,243
Statoil ASA (Norway), Gtd. Notes	Aa2	3.875%	04/15/14	300	318,726

					2,655,254

Energy – Other — 0.2%
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A2	2.500%	02/01/16	300	299,152

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Foods — 1.5%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	7.200%	01/15/14	$515	$588,952
Coca-Cola Refreshments USA, Inc., Sr. Unsec’d. Notes	A3	4.250%	03/01/15	565	608,849
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	360	410,378
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	4.250%	09/15/15	400	422,075

					2,030,254

Healthcare & Pharmaceutical — 1.3%
Novartis Capital Corp., Gtd. Notes	Aa2	4.125%	02/10/14	500	533,597
Pfizer, Inc., Sr. Unsec’d. Notes	A1	5.350%	03/15/15	500	562,079
Roche Holdings, Inc., Gtd. Notes, 144A(c)	A2	5.000%	03/01/14	575	629,667

					1,725,343

Media & Entertainment — 0.2%
NBC Universal, Inc., Sr. Unsec’d. Notes, 144A	Baa2	2.100%	04/01/14	190	189,437

Metals — 0.4%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	3.750%	08/05/15	365	368,039
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	5.500%	04/01/14	200	221,326

					589,365

Non-Captive Finance — 0.4%
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	5.900%	05/13/14	475	525,711

Pipelines & Other — 0.6%
Enterprise Products Operating LLC, Gtd. Notes	Baa3	4.600%	08/01/12	700	734,676

Retailers — 1.6%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	4.875%	09/15/14	500	542,920
TJX Cos., Inc., Sr. Unsec’d. Notes	A3	4.200%	08/15/15	725	777,056
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(c)	Aa2	3.000%	02/01/14	800	831,467

					2,151,443

Technology — 0.2%
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15	300	313,909

Telecommunications — 1.6%
AT&T, Inc., Sr. Unsec’d. Notes(c)	A2	4.850%	02/15/14	1,000	1,081,407
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	6.175%	06/18/14	560	595,542
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	4.949%	01/15/15	500	517,842

					2,194,791

TOTAL CORPORATE BONDS (cost $19,486,291)					20,721,623

MUNICIPAL BOND — 0.2%
State of California, Taxable GO, Ser. Var. Purp. 3 (cost $251,545)	A1	5.450%	04/01/15	250	263,923

U.S. GOVERNMENT AGENCY OBLIGATION — 25.7%
PNC Funding Corp., FDIC Gtd. Notes (cost $34,400,000)(a)		0.490%	04/01/12	34,400	34,502,099

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. TREASURY OBLIGATIONS — 21.2%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Bonds	3.875%	08/15/40	$180	$165,797
U.S. Treasury Bonds	7.125%	02/15/23	600	805,875
U.S. Treasury Bonds	7.250%	08/15/22	3,535	4,778,878
U.S. Treasury Bonds	7.500%	11/15/24	715	1,001,782
U.S. Treasury Bonds(c)	8.125%	08/15/21	1,550	2,207,296
U.S. Treasury Notes	0.625%	12/31/12	290	290,159
U.S. Treasury Notes	0.750%	12/15/13	1,290	1,280,829
U.S. Treasury Notes	1.125%	12/15/11	1,000	1,007,539
U.S. Treasury Notes	1.375%	11/30/15	100	97,180
U.S. Treasury Notes	2.125%	12/31/15	160	160,850
U.S. Treasury Notes	2.625%	11/15/20	1,685	1,589,428
U.S. Treasury Notes(c)	3.375%	11/15/19	5,885	6,007,755
U.S. Treasury Notes	0.625%	06/30/12	985	987,926
U.S. Treasury Strips Coupon(e)(f)	4.200%	05/15/24	7,065	4,051,318
U.S. Treasury Strips Coupon(e)(f)	4.230%	11/15/24	1,470	818,564
U.S. Treasury Strips Coupon(f)	4.240%	08/15/24	2,030	1,146,359
U.S. Treasury Strips Coupon(f)	5.330%	11/15/23	515	303,739
U.S. Treasury Strips Principal(d)	5.000%	02/15/23	2,810	1,739,396

TOTAL U.S. TREASURY OBLIGATIONS (cost $28,341,201)				28,440,670

TOTAL LONG-TERM INVESTMENTS (cost $105,408,107)				109,759,631

			Shares
SHORT-TERM INVESTMENT — 10.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $13,776,503; Note 4)(g)			13,776,503	13,776,503

TOTAL INVESTMENTS — 92.1% (cost $119,184,610)				123,536,134
Other assets in excess of liabilities(h) — 7.9%				10,526,030

NET ASSETS — 100.0%				$134,062,164

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FDIC	Federal Deposit Insurance Corp.
GO	General Obligation
MTN	Medium Term Note

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2010.

(b)	Standard & Poor’s Rating.

(c)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(d)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2010.

(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(f)	Rate shown reflects the effective yield at December 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(g)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

(h)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on futures contracts and interest rate swap agreements as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)
Long Position:
81	10 Year U.S. Treasury Notes	Mar. 2011	$9,915,029	$9,755,438	$(159,591)

Short Positions:
22	2 Year U.S. Treasury Notes	Mar. 2011	4,823,788	4,815,938	7,850
530	5 Year U.S. Treasury Notes	Mar. 2011	63,283,103	62,390,938	892,165
16	U.S. Long Bonds	Mar. 2011	2,001,409	1,954,000	47,409
4	U.S. Ultra Bonds	Mar. 2011	516,487	508,375	8,112

					955,536

					$795,945

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank NA(1)	12/31/15	$5,940	2.088%	3 month LIBOR	$11,050	$—	$11,050
Citibank NA(1)	12/31/15	9,600	2.287%	3 month LIBOR	125,001	—	125,001
Citibank NA(1)	02/15/17	1,780	3.363%	3 month LIBOR	103,448	—	103,448
Citibank NA(1)	06/04/20	325	3.370%	3 month LIBOR	3,260	—	3,260
Citibank NA(1)	12/31/20	700	3.409%	3 month LIBOR	3,230	—	3,230
JP Morgan Chase Bank(1)	12/31/15	19,600	3.800%	3 month LIBOR	3,010,782	—	3,010,782
JP Morgan Chase Bank(1)	12/31/15	8,965	3.957%	3 month LIBOR	1,515,029	—	1,515,029
JP Morgan Chase Bank(1)	12/31/15	8,001	4.212%	3 month LIBOR	1,504,124	—	1,504,124
JP Morgan Chase Bank(1)	12/31/15	4,355	4.392%	3 month LIBOR	919,428	—	919,428
JP Morgan Chase Bank(1)	12/31/15	6,936	4.493%	3 month LIBOR	1,531,050	—	1,531,050
JP Morgan Chase Bank(1)	12/31/15	3,700	4.580%	3 month LIBOR	839,405	—	839,405
JP Morgan Chase Bank(1)	12/31/15	11,400	4.609%	3 month LIBOR	2,640,706	—	2,640,706
JP Morgan Chase Bank(1)	12/31/15	3,562	4.622%	3 month LIBOR	822,932	—	822,932
JP Morgan Chase Bank(1)	12/31/15	4,523	4.843%	3 month LIBOR	1,154,632	—	1,154,632
Merrill Lynch Capital Services, Inc.(1)	12/31/15	116,500	2.053%	3 month LIBOR	(10,533)	—	(10,533)
Morgan Stanley Capital Services, Inc.(1)	12/31/15	15,500	2.311%	3 month LIBOR	626,265	—	626,265
Morgan Stanley Capital Services, Inc.(1)	12/31/15	7,600	2.735%	3 month LIBOR	541,716	—	541,716
Morgan Stanley Capital Services, Inc.(1)	12/31/15	1,700	3.614%	3 month LIBOR	214,106	—	214,106
Morgan Stanley Capital Services, Inc.(1)	08/10/20	765	2.833%	3 month LIBOR	(22,493)	—	(22,493)
Barclays Bank, PLC(2)	09/10/20	3,875	2.620%	3 month LIBOR	199,946	—	199,946
Citibank NA(2)	12/31/15	9,620	1.775%	3 month LIBOR	152,618	—	152,618
Citibank NA(2)	12/31/15	2,300	1.922%	3 month LIBOR	17,444	—	17,444
Citibank NA(2)	10/18/20	6,555	2.596%	3 month LIBOR	385,025	—	385,025
Citibank NA(2)	11/12/20	8,245	2.888%	3 month LIBOR	295,637	—	295,637
Deutsche Bank AG (2)	05/15/20	1,972	4.246%	3 month LIBOR	(327,749)	—	(327,749)
Deutsche Bank AG (2)	05/15/21	1,821	4.419%	3 month LIBOR	(330,261)	—	(330,261)
Deutsche Bank AG (2)	05/15/21	1,815	4.446%	3 month LIBOR	(336,329)	—	(336,329)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	19,000	2.571%	3 month LIBOR	(1,072,323)	—	(1,072,323)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	6,000	2.821%	3 month LIBOR	(448,912)	—	(448,912)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	4,500	2.990%	3 month LIBOR	(381,798)	—	(381,798)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,000	3.017%	3 month LIBOR	(173,289)	—	(173,289)

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest rate swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	$5,000	3.024%	3 month LIBOR	$(391,816)	$—	$(391,816)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,000	3.055%	3 month LIBOR	(178,665)	—	(178,665)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,000	3.245%	3 month LIBOR	(190,856)	—	(190,856)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	3,650	3.304%	3 month LIBOR	(364,064)	—	(364,064)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	1,500	3.326%	3 month LIBOR	(157,273)	—	(157,273)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,000	3.401%	3 month LIBOR	(215,588)	—	(215,588)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,000	3.414%	3 month LIBOR	(213,402)	—	(213,402)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	2,000	3.442%	3 month LIBOR	(221,020)	—	(221,020)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	5,500	3.490%	3 month LIBOR	(626,787)	—	(626,787)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	1,000	3.555%	3 month LIBOR	(122,355)	—	(122,355)
Morgan Stanley Capital Services, Inc.(2)	12/31/15	7,000	3.585%	3 month LIBOR	(882,388)	—	(882,388)
Morgan Stanley Capital Services, Inc.(2)	09/17/20	2,735	2.708%	3 month LIBOR	121,854	—	121,854
Morgan Stanley Capital Services, Inc.(2)	09/27/20	940	2.553%	3 month LIBOR	55,923	—	55,923
UBS AG(2)	10/01/20	1,465	2.523%	3 month LIBOR	92,800	—	92,800

					$10,219,510	$—	$10,219,510

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1— quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$8,683,261	$—
Commercial Mortgage-Backed Securities	—	17,148,055	—
Corporate Bonds	—	20,721,623	—
Municipal Bond	—	263,923	—
U.S. Government Agency Obligation	—	34,502,099	—
U.S. Treasury Obligations	—	28,440,670	—
Affiliated Money Market Mutual Fund	13,776,503	—	—
Other Financial Instruments*
Futures Contracts	795,945	—	—
Interest Rate Swaps	—	10,219,510	—

Total	$14,572,448	$119,979,141	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2010 were as follows:

U.S. Government Agency Obligation	25.7%
U.S. Treasury Obligations	21.2
Commercial Mortgage-Backed Securities	12.8
Affiliated Money Market Mutual Fund	10.3
Asset-Backed Securities	6.5
Banking	3.6
Energy – Integrated	2.0
Retailers	1.6
Telecommunications	1.6
Foods	1.5
Healthcare & Pharmaceutical	1.3
Capital Goods	0.8

Pipelines & Other	0.6%
Electric	0.4
Metals	0.4
Non-Captive Finance	0.4
Aerospace & Defense	0.3
Consumer	0.3
Energy – Other	0.2
Media & Entertainment	0.2
Municipal Bond	0.2
Technology	0.2

92.1
Assets in excess of other liabilities	7.9

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$955,536	*	Due from broker-variation margin	$159,591	*
Interest rate contracts	Unrealized appreciation on swap	16,887,411		Unrealized depreciation on swap agreements	6,667,901

Total		$17,842,947			$6,827,492

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The	effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Purchased Options	Total
Interest rate contracts	$(2,809,095)	$23,404,781	$(3,842)	$20,591,844

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$417,219	$(6,521,584)	$(6,104,365)

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Long Position(2)	Futures Short Position(2)	Interest Rate Swaps(3)
$3,364	$2,270,310	$47,885,104	$366,076,256

(1)	Cost.
(2)	Value at Trade Date.
(3)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2015 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments, at value:
Unaffiliated investments (cost $105,408,107)	$109,759,631
Affiliated investments (cost $13,776,503)	13,776,503
Unrealized appreciation on swap agreements	16,887,411
Dividends and interest receivable	585,260
Prepaid expenses	1,579

Total Assets	141,010,384

LIABILITIES:
Unrealized depreciation on swap agreements	6,667,901
Due to broker-variation margin	112,397
Advisory fees payable	73,088
Accrued expenses and other liabilities	50,061
Payable for fund share repurchased	31,884
Shareholder servicing fees payable	11,457
Deferred trustees’ fees	890
Affiliated transfer agent fee payable	542

Total Liabilities	6,948,220

NET ASSETS	$134,062,164

Net assets were comprised of:
Paid-in capital	$93,587,222
Retained earnings	40,474,942

Net assets, December 31, 2010	$134,062,164

Net asset value and redemption price per share, $134,062,164 / 11,211,731 outstanding shares of beneficial interest	$11.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$3,169,060
Affiliated dividend income	69,976

3,239,036

EXPENSES
Advisory fees	1,120,301
Shareholder servicing fees and expenses	174,461
Custodian and accounting fees	72,000
Audit fee	36,000
Shareholders’ reports	11,000
Trustees’ fees	11,000
Transfer agent’s fee and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Legal fees and expenses	6,000
Insurance expenses	4,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense (Note 7)	1,538
Miscellaneous	7,328

Total expenses	1,456,628

NET INVESTMENT INCOME	1,782,408

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	2,718,078
Futures transactions	(2,809,095)
Swap agreement transactions	23,404,781

23,313,764

Net change in unrealized appreciation (depreciation) on:
Investments	(927,442)
Futures	417,219
Swap agreements	(6,521,584)

(7,031,807)

NET GAIN ON INVESTMENTS	16,281,957

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,064,365

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$1,782,408	$1,614,205
Net realized gain on investment transactions	23,313,764	6,158,758
Net change in unrealized appreciation (depreciation) on investments	(7,031,807)	(7,547,677)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	18,064,365	225,286

DISTRIBUTIONS	(7,766,305)	(1,208,573)

FUND SHARE TRANSACTIONS:
Fund share sold [3,448,481 and 12,494,237 shares, respectively]	41,058,546	140,270,790
Fund share issued in reinvestment of distributions [670,666 and 111,698 shares, respectively]	7,766,305	1,208,573
Fund share repurchased [9,496,833 and 15,318,233 shares, respectively]	(114,086,756)	(173,320,441)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(65,261,905)	(31,841,078)

TOTAL DECREASE IN NET ASSETS	(54,963,845)	(32,824,365)
NET ASSETS:
Beginning of year	189,026,009	221,850,374

End of year	$134,062,164	$189,026,009

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2016

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 79.6% ASSET-BACKED SECURITIES — 12.1%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

American Express Credit Account Master Trust, Ser. 2010-1, Class A(a)	Aaa	0.510%	11/15/15	$700	$700,000
BA Credit Card Trust, Ser. 2006-A14, Class A14(a)	Aaa	0.320%	04/15/16	90	89,039
Bank of America Auto Trust, Ser. 2009-3A, Class A3, 144A	Aaa	1.670%	12/15/13	90	90,671
Bank of America Auto Trust, Ser. 2010-2, Class A2	Aaa	0.910%	10/15/12	550	551,048
Bank One Issuance Trust, Ser. 2003-A4, Class A4(a)	Aaa	0.510%	01/15/16	700	699,373
Capital Auto Receivables Asset Trust, Ser. 2007-2, Class APT(a)	Aaa	0.540%	02/15/14	371	371,207
CarMax Auto Owner Trust, Ser. 2009-2, Class A2	Aaa(b)	0.930%	06/15/12	61	61,220
Chase Issuance Trust, Ser. 2008-A6, Class A6(a)	Aaa	1.460%	05/15/15	60	61,308
Citibank Credit Card Issuance Trust, Ser. 2007-A8, Class A8	Aaa	5.650%	09/20/19	570	648,225
Ford Credit Auto Owner Trust, Ser. 2007-B, Class A3A	Aaa	5.150%	11/15/11	6	5,561
Ford Credit Auto Owner Trust, Ser. 2009-D, Class A3	Aaa	2.170%	10/15/13	120	121,357
Harley-Davidson Motorcycle Trust, Ser. 2009-2, Class A3	Aaa	2.620%	03/15/14	100	101,157
Harley-Davidson Motorcycle Trust, Ser. 2009-3, Class A2	Aaa	0.940%	04/15/12	32	32,326
Honda Auto Receivables Owner Trust, Ser. 2009-2, Class A3	Aaa(b)	2.790%	01/15/13	86	86,538
Huntington Auto Trust, Ser. 2009-1A, Class A3, 144A	Aaa	3.940%	06/15/13	423	429,055
MBNA Credit Card Master Note Trust, Ser. 2005-A10, Class A10(a)	Aaa	0.320%	11/16/15	650	645,090
MMCA Automobile Trust, Ser. 2009-A, Class A3, 144A	Aaa	3.930%	03/15/13	86	88,013
USAA Auto Owner Trust, Ser. 2010-1, Class A2	Aaa	0.630%	06/15/12	156	156,357
World Omni Auto Receivables Trust, Ser. 2008-A, Class A3B(a)	Aaa	1.560%	10/15/12	211	211,251
World Omni Automobile Lease Securitization Trust, Ser. 2009-A, Class A2	Aaa	1.020%	01/15/12	42	41,929

TOTAL ASSET-BACKED SECURITIES (cost $5,185,158)					5,190,725

COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.7%
Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class A4(a)	Aaa(b)	5.539%	02/15/39	500	538,031
GE Capital Commercial Mortgage Corp., Ser. 2007-C1, Class A2	Aaa	5.417%	12/10/49	525	535,494
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP4, Class A4(a)	Aaa	4.918%	10/15/42	300	317,794
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A4(a)	Aaa	5.203%	12/15/44	550	592,110
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A2(a)	Aaa	5.802%	06/15/49	525	543,708
LB-UBS Commercial Mortgage Trust, Ser. 2005-C3, Class A3	Aaa	4.647%	07/15/30	350	355,884
Merrill Lynch Mortgage Trust, Ser. 2005-CKI1, Class A6(a)	Aaa	5.241%	11/12/37	200	215,279
Morgan Stanley Capital I, Ser. 2006-HQ9, Class A4(a)	Aaa(b)	5.731%	07/12/44	500	542,483
Morgan Stanley Capital I, Ser. 2006-T21, Class A4(a)	Aaa	5.162%	10/12/52	500	533,194
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4(a)	Aaa	5.418%	01/15/45	800	857,263

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $4,941,053)					5,031,240

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS — 23.4%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking — 12.9%
Bank of America Corp., Sr. Unsec’d. Notes, MTN	A2	7.375%	05/15/14	$175	$194,527
Citigroup, Inc., Sr. Unsec’d. Notes, MTN	A3	5.500%	10/15/14	175	188,553
DNB NOR Boligkreditt (Norway), Covered Notes, 144A	Aaa	2.100%	10/14/15	200	190,199
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	5.375%	03/15/20	125	129,170
Inter-American Development Bank (Supranational), Sr. Unsec’d. Notes	Aaa	2.375%	08/15/17	3,480	3,361,882
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.400%	07/22/20	125	123,031
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.375%	10/15/15	175	183,815
Sparebanken 1 Boligkreditt (Norway), Covered Notes, 144A	Aaa	1.250%	10/25/13	770	764,832
US Bancorp, Sr. Unsec’d. Notes	Aa3	4.200%	05/15/14	215	229,666
Wells Fargo & Co., Sr. Unsec’d. Notes	A1	5.625%	12/11/17	150	166,077

					5,531,752

Cable — 0.6%
Comcast Corp., Gtd. Notes	Baa1	6.500%	01/15/15	100	113,873
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.000%	02/01/20	125	128,642

					242,515

Capital Goods — 0.2%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $89,861; purchased 06/24/10)(c)(d)	Baa1	2.750%	07/01/13	90	91,607

Chemicals — 0.5%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	7.600%	05/15/14	175	201,843

Electric — 0.2%
TECO Finance, Inc., Gtd. Notes	Baa3	4.000%	03/15/16	100	101,966

Energy – Integrated — 1.2%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	50	49,966
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	4.500%	09/15/14	200	214,311
PC Financial Partnership, Gtd. Notes	Baa2	5.000%	11/15/14	100	108,067
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	150	153,146

					525,490

Energy – Other — 0.5%
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A2	2.500%	02/01/16	100	99,717
Weatherford International, Inc., Gtd. Notes	Baa2	6.350%	06/15/17	100	110,975

					210,692

Foods — 0.6%
Dr Pepper Snapple Group, Inc., Gtd. Notes	Baa2	6.120%	05/01/13	125	137,842
H.J. Heinz Finance Co., Gtd. Notes	Baa2	6.625%	07/15/11	125	128,886

					266,728

Healthcare & Pharmaceutical — 1.1%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	2.700%	05/27/15	200	203,909
Medtronic, Inc., Sr. Unsec’d. Notes	A1	3.000%	03/15/15	100	102,619
Teva Pharmaceutical Finance III LLC (Netherland Antilles), Gtd. Notes	A3	3.000%	06/15/15	170	172,971

					479,499

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance — 0.8%
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.300%	06/15/15	$55	$56,657
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	130	132,733
XL Capital Finance Europe PLC (United Kingdom), Gtd. Notes	Baa2	6.500%	01/15/12	150	154,938

					344,328

Media & Entertainment — 0.3%
NBC Universal, Inc., Sr. Unsec’d. Notes, 144A	Baa2	2.100%	04/01/14	130	129,615

Metals — 1.3%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	3.750%	08/05/15	265	267,206
Noranda, Inc. (Canada), Gtd. Notes	Baa2	7.250%	07/15/12	150	161,040
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	25	25,360
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	4.625%	09/15/20	85	84,157

					537,763

Non-Captive Finance — 0.4%
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	5.900%	05/13/14	175	193,683

Pipelines & Other — 0.3%
Enterprise Products Operating LLC, Gtd. Notes	Baa3	5.200%	09/01/20	125	129,503

Retailers — 0.9%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	3.250%	05/18/15	200	203,259
Kohl’s Corp., Sr. Unsec’d. Notes	Baa1	6.250%	12/15/17	150	173,063

					376,322

Telecommunications — 1.1%
AT&T, Inc., Sr. Unsec’d. Notes	A2	2.500%	08/15/15	305	303,928
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	4.950%	09/30/14	100	102,454
TELUS Corp. (Canada), Sr. Unsec’d. Notes	Baa1	8.000%	06/01/11	66	67,800

					474,182

Tobacco — 0.5%
Altria Group, Inc., Gtd. Notes	Baa1	8.500%	11/10/13	200	236,727

TOTAL CORPORATE BONDS (cost $10,125,590)					10,074,215

U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.9%
Financing Corp. FICO Strips Coupon, Ser. D-P(e)		3.680%	09/26/19	1,850	1,349,042
Financing Corp. FICO Strips Principal, Ser. 15P(f)		3.940%	03/07/19	4,000	3,013,976
Israel Government AID Bond (Israel), Gtd. Notes., Ser. 11-Z(f)		3.580%	05/15/19	1,750	1,304,126
Resolution Funding Corp. Interest Strip, Bonds(f)		2.840%	07/15/16	1,150	993,756
Resolution Funding Corp. Interest Strip, Bonds(f)		3.530%	04/15/18	2,365	1,875,287

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $8,117,970)					8,536,187

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. TREASURY OBLIGATIONS — 12.5%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Bonds	3.875%	08/15/40	$60	$55,266
U.S. Treasury Bonds	7.250%	08/15/22	1,405	1,899,384
U.S. Treasury Bonds	7.500%	11/15/16	300	385,570
U.S. Treasury Notes	1.125%	12/15/11	500	503,770
U.S. Treasury Notes	1.375%	11/30/15	110	106,898
U.S. Treasury Notes	2.125%	12/31/15	165	165,876
U.S. Treasury Notes	2.625%	11/15/20	695	655,580
U.S. Treasury Strips Coupon(e)(g)	2.740%	02/15/17	1,880	1,606,678

TOTAL U.S. TREASURY OBLIGATIONS (cost $5,352,091)				5,379,022

TOTAL LONG-TERM INVESTMENTS (cost $33,721,862)				34,211,389

			Shares
SHORT-TERM INVESTMENT — 17.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $7,624,786) (Note 4)(h)			7,624,786	7,624,786

TOTAL INVESTMENTS — 97.4% (cost $41,346,648)				41,836,175

Other assets in excess of liabilities(i) — 2.6%				1,132,874

NET ASSETS — 100.0%				$42,969,049

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FICO	Financing Corp.
MTN	Medium Term Note

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2010.

(b)	Standard & Poor’s Rating.

(c)	Indicates a security that has been deemed illiquid.

(d)	Indicates a restricted security; the aggregate original cost of such security is $89,861. The aggregate value of $91,607 is approximately 0.2% of net assets.

(e)	Rate shown reflects the effective yield at December 31, 2010.

(f)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2010.

(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(h)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(i)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on futures contracts and interest rate swap agreements as follows:

Futures contracts outstanding at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)
Long Position:
43	5 Year U.S. Treasury Notes	Mar. 2011	$5,097,347	$5,061,906	$(35,441)

Short Positions:
35	2 Year U.S. Treasury Notes	Mar. 2011	7,647,636	7,661,719	(14,083)
11	10 Year U.S. Treasury Notes	Mar. 2011	1,361,325	1,324,812	36,513
2	U.S. Long Bond	Mar. 2011	240,931	244,250	(3,319)
1	U.S. Ultra Bond	Mar. 2011	125,559	127,093	(1,534)

					17,577

					$(17,864)

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America NA(1)	12/31/16	$18,120	2.736%	3 month LIBOR	$404,620	$—	$404,620
Barclays Bank PLC(1)	12/31/16	470	2.349%	3 month LIBOR	9,607	—	9,607
Barclays Bank PLC(1)	12/31/16	4,000	2.690%	3 month LIBOR	192,960	—	192,960
Barclays Bank PLC(2)	09/10/20	2,485	2.620%	3 month LIBOR	128,224	—	128,224
Citibank NA(1)	06/04/20	1,085	3.370%	3 month LIBOR	10,882	—	10,882
Citibank NA(1)	12/31/20	200	3.409%	3 month LIBOR	923	—	923
Morgan Stanley Capital Services, Inc.(1)	12/31/16	1,000	3.166%	3 month LIBOR	85,910	—	85,910
Morgan Stanley Capital Services, Inc.(1)	12/31/16	550	3.228%	3 month LIBOR	41,294	—	41,294
Morgan Stanley Capital Services, Inc.(2)	12/31/16	1,400	2.686%	3 month LIBOR	(63,000)	—	(63,000)
UBS AG(2)	10/01/20	4,665	2.523%	3 month LIBOR	295,502	—	295,502

					$1,106,922	$—	$1,106,922

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.
(3)	Includes 6 securities representing $671,391 and 1.6% of net assets which were fair valued in accordance with the policies adopted by the Board of Trustees.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$5,190,725	$—
Commercial Mortgage-Backed Securities	—	5,031,240	—
Corporate Bonds	—	10,074,215	—
U.S. Government Agency Obligations	—	8,536,187	—
U.S. Treasury Obligations	—	5,379,022	—
Affiliated Money Market Mutual Fund	7,624,786	—	—
Other Financial Instruments*
Futures Contracts	(17,864)	—	—
Interest Rate Swaps	—	435,531	671,391

Total	$7,606,922	$34,646,920	$671,391

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Interest Rate Swaps
Balance as of 12/31/09	$(217,207)
Realized gain (loss)	—	**
Change in unrealized appreciation (depreciation)***	888,598
Purchases	—
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/10	$671,391

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

**	The realized gain earned during the period for other financial instruments was $1,895,875.

***	Of which, $656,238 was included in Net Assets relating to securities held at the reporting period end.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2010 were as follows:

U.S. Government Agency Obligations	19.9%
Affiliated Money Market Mutual Fund	17.8
Banking	12.9
U.S. Treasury Obligations	12.5
Asset-Backed Securities	12.1
Commercial Mortgage-Backed Securities	11.7
Metals	1.3
Energy – Integrated	1.2
Healthcare & Pharmaceutical	1.1
Telecommunications	1.1
Retailers	0.9
Insurance	0.8
Cable	0.6
Foods	0.6
Chemicals	0.5
Energy – Other	0.5
Tobacco	0.5
Non-Captive Finance	0.4
Media & Entertainment	0.3
Pipelines & Other	0.3
Capital Goods	0.2
Electric	0.2

97.4
Other assets in excess of liabilities	2.6

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Unrealized appreciation on swap agreements	$1,169,922		Unrealized depreciation on swap agreements	$63,000
Interest rate contracts	Due to broker-variation margin	36,513	*	Due to broker-variation margin	54,377	*

Total		$1,206,435			$117,377

*

Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Purchased Options	Futures	Swaps	Total
Interest rate contracts	$(1,237)	$(557,437)	$4,224,867	$3,666,193

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value		Futures	Swaps	Total
Interest rate contracts		$13,275	$1,324,129	$1,337,404

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Long Position(2)	Futures Short Position(2)	Interest Rate Swaps(3)
$1,085	$7,177,638	$18,504,026	$69,284,000

(1)	Cost.
(2)	Value at Trade Date.
(3)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2016 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Unaffiliated investments (cost $33,721,862)	$34,211,389
Affiliated investments (cost $7,624,786)	7,624,786
Unrealized appreciation on swap agreements	1,169,922
Dividends and interest receivable	175,899
Prepaid expenses	1,264

Total Assets	43,183,260

LIABILITIES:
Payable for fund share repurchased	69,823
Unrealized depreciation on swap agreements	63,000
Accrued expenses and other liabilities	47,730
Advisory fees payable	24,557
Due to broker-variation margin	4,745
Shareholder servicing fees payable	3,814
Affiliated transfer agent fee payable	542

Total Liabilities	214,211

NET ASSETS	$42,969,049

Net assets were comprised of:
Paid-in capital	$32,821,317
Retained earnings	10,147,732

Net assets, December 31, 2010	$42,969,049

Net asset value and redemption price per share, $42,969,049 / 4,070,340 outstanding shares of beneficial interest	$10.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$1,523,916
Affiliated dividend income	61,951

1,585,867

EXPENSES
Advisory fees	516,021
Shareholder servicing fees and expenses	80,354
Custodian and accounting fees	55,000
Audit fee	51,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Trustees’ fees	9,000
Legal fees and expenses	6,000
Loan interest expense (Note 7)	3,580
Commitment fee on syndicated credit agreement	2,000
Insurance expenses	1,000
Miscellaneous	5,400

Total expenses	748,355

NET INVESTMENT INCOME	837,512

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	4,258,983
Futures transactions	(557,437)
Swap agreement transactions	4,224,867

7,926,413

Net change in unrealized appreciation (depreciation) on:
Investments	658,187
Futures	13,275
Swap agreements	1,324,129

1,995,591

NET GAIN ON INVESTMENTS	9,922,004

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,759,516

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	January 2, 2009* through December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$837,512	$(11,414)
Net realized gain (loss) on investment transactions	7,926,413	(183,364)
Net change in unrealized appreciation (depreciation) on investments	1,995,591	(417,006)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,759,516	(611,784)

FUND SHARE TRANSACTIONS:
Fund share sold [23,373,935 and 6,465,397 shares, respectively]	237,035,645	63,154,609
Fund share repurchased [22,306,230 and 3,462,762 shares, respectively]	(233,510,421)	(33,858,516)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	3,525,224	29,296,093

TOTAL INCREASE IN NET ASSETS	14,284,740	28,684,309
NET ASSETS:
Beginning of period	28,684,309	—

End of period	$42,969,049	$28,684,309

*	Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2017

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 65.2% ASSET-BACKED SECURITIES — 3.5%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

American Express Credit Account Master Trust, Ser. 2010-1, Class A(a)	Aaa	0.510%	11/15/15	$800	$800,000
Bank of America Auto Trust, Ser. 2010-2, Class A2	Aaa	0.910%	10/15/12	250	250,476
Bank of America Auto Trust, Ser. 2009-1A, Class A3, 144A	Aaa	2.670%	07/15/13	421	425,251
Bank One Issuance Trust, Ser. 2003-A4, Class A4(a)	Aaa	0.510%	01/15/16	800	799,283
Capital Auto Receivables Asset Trust, Ser. 2007-2, Class APT(a)	Aaa	0.540%	02/15/14	473	472,446
Carmax Auto Owner Trust, Ser. 2010-1, Class A2	AAA(b)	0.830%	11/15/12	38	38,449
Citibank Credit Card Issuance Trust, Ser. 2007-A8, Class A8	Aaa	5.650%	09/20/19	730	830,182
DaimlerChrysler Auto Trust, Ser. 2008-A, Class A3A	Aaa	3.700%	06/08/12	28	27,624
Ford Credit Auto Owner Trust, Ser. 2009-D, Class A2	Aaa	1.210%	01/15/12	8	8,032
Honda Auto Receivables Owner Trust, Ser. 2010-2, Class A2	Aaa	0.820%	06/18/12	200	200,274
Huntington Auto Trust, Ser. 2009-1A, Class A3, 144A	Aaa	3.940%	06/15/13	488	495,063
Hyundai Auto Receivables Trust, Ser. 2008-A, Class A3	Aaa	4.930%	12/17/12	85	86,770
MBNA Credit Card Master Note Trust, Ser. 2005-A10, Class A10(a)	Aaa	0.320%	11/16/15	850	843,579
Nissan Auto Receivables Owner Trust, Ser. 2008-C, Class A3A	Aaa	5.930%	07/15/12	77	77,527
USAA Auto Owner Trust, Ser. 2010-1, Class A2	Aaa	0.630%	06/15/12	52	52,119
Wachovia Auto Owner Trust, Ser. 2008-A, Class A3B(a)	Aaa	1.211%	09/20/12	434	434,915
World Omni Auto Receivables Trust, Ser. 2008-A, Class A3B(a)	Aaa	1.560%	10/15/12	211	211,251
World Omni Auto Receivables Trust, Ser. 2008-B, Class A3A	Aaa	5.130%	04/15/13	76	77,395

TOTAL ASSET-BACKED SECURITIES (cost $6,127,104)					6,130,636

COMMERCIAL MORTGAGE -BACKED SECURITIES — 5.4%
Banc of America Commercial Mortgage, Inc., Ser. 2005-6, Class A4(a)	Aaa	5.195%	09/10/47	20	21,481
Banc of America Commercial Mortgage, Inc., Ser. 2006-1, Class A2(a)	Aaa	5.334%	09/10/45	500	501,425
Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class AAB	AAA(b)	5.703%	06/11/50	600	637,313
Commercial Mortgage Pass-Thru Certificates, Ser. 2006-C7, Class A4(a)	AAA(b)	5.764%	06/10/46	175	191,340
Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C2, Class A4	Aa2	4.832%	04/15/37	500	516,054
Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class A4(a)	AAA(b)	5.539%	02/15/39	600	645,637
GE Capital Commercial Mortgage Corp., Ser. 2007-C1, Class A2	Aaa	5.417%	12/10/49	700	713,992
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	964	990,422
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP4, Class A4(a)	Aaa	4.918%	10/15/42	400	423,726
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A4(a)	Aaa	5.203%	12/15/44	610	656,704
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A2(a)	Aaa	5.802%	06/15/49	700	724,943
LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Class A3(a)	Aaa	4.559%	09/15/27	500	502,904
LB-UBS Commercial Mortgage Trust, Ser. 2006-C7, Class A2	AAA(b)	5.300%	11/15/38	500	510,253
Merrill Lynch Mortgage Trust, Ser. 2005-CKI1, Class A6(a)	Aaa	5.241%	11/12/37	100	107,639
Morgan Stanley Capital I, Ser. 2006-HQ9, Class A4(a)	AAA(b)	5.731%	07/12/44	500	542,483
Morgan Stanley Capital I, Ser. 2006-T21, Class A4(a)	Aaa	5.162%	10/12/52	750	799,791
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4(a)	Aaa	5.418%	01/15/45	1,000	1,071,579

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $9,456,338)					9,557,686

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS — 7.4%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking — 4.8%
Bank of America Corp., Sr. Unsec’d. Notes	A2	6.000%	09/01/17	$55	$57,640
Citigroup, Inc., Unsec’d. Notes	A3	8.500%	05/22/19	50	62,072
DnB NOR Boligkreditt (Norway), Covered Notes, 144A	Aaa	2.100%	10/14/15	300	285,299
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	5.375%	03/15/20	150	155,004
Inter-American Development Bank (Supranational), Sr. Unsec’d. Notes(c)	Aaa	2.375%	08/15/17	6,400	6,182,771
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.400%	07/22/20	75	73,819
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.300%	04/23/19	50	56,913
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.000%	04/28/15	100	108,300
Sparebanken 1 Boligkreditt (Norway), Covered Notes, 144A	Aaa	1.250%	10/25/13	1,020	1,013,154
US Bancorp, Sr. Unsec’d. Notes	Aa3	4.200%	05/15/14	240	256,372
Wells Fargo & Co., Sr. Unsec’d. Notes	A1	5.625%	12/11/17	150	166,077

					8,417,421

Cable — 0.1%
Comcast Corp., Gtd. Notes(c)	Baa1	5.150%	03/01/20	125	131,293
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.000%	02/01/20	125	128,642

					259,935

Capital Goods — 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $104,838; purchased 06/24/10)(d)(e)	Baa1	2.750%	07/01/13	105	106,875

Chemicals — 0.1%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	8.550%	05/15/19	125	156,656

Energy – Integrated — 0.2%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	70	69,952
PC Financial Partnership, Gtd. Notes	Baa2	5.000%	11/15/14	100	108,068
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	175	178,670

					356,690

Energy – Other — 0.2%
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A2	2.500%	02/01/16	350	349,011
Weatherford International Ltd. (Switzerland), Gtd. Notes	Baa2	9.625%	03/01/19	50	64,159

					413,170

Foods — 0.3%
Dr Pepper Snapple Group, Inc., Gtd. Notes	Baa2	6.120%	05/01/13	150	165,410
H.J. Heinz Finance Co., Gtd. Notes	Baa2	6.625%	07/15/11	150	154,664
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	100	107,627
Kraft Foods, Inc., Sr. Unsec’d. Notes(c)	Baa2	6.750%	02/19/14	75	85,495

					513,196

Healthcare & Pharmaceutical — 0.2%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	2.700%	05/27/15	220	224,300
Teva Pharmaceutical Finance III LLC (Netherlands Antilles), Gtd. Notes	A3	3.000%	06/15/15	190	193,321

					417,621

Insurance — 0.2%
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.300%	06/15/15	65	66,959
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	155	158,258
XL Capital Finance Europe PLC (United Kingdom), Gtd. Notes	Baa2	6.500%	01/15/12	175	180,761

					405,978

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Media & Entertainment — 0.1%
NBC Universal, Inc., Sr. Unsec’d. Notes, 144A	Baa2	2.100%	04/01/14	$170	$169,496

Metals — 0.4%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	3.750%	08/05/15	315	317,623
Noranda, Inc. (Canada), Gtd. Notes	Baa2	7.250%	07/15/12	175	187,880
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	25	25,360
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	4.625%	09/15/20	110	108,909

					639,772

Non-Captive Finance — 0.1%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	5.500%	01/08/20	75	80,211
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN	Aa2	6.000%	08/07/19	50	55,630

					135,841

Pipelines & Other — 0.1%
Enterprise Products Operating LLC, Gtd. Notes	Baa3	5.200%	09/01/20	125	129,503

Retailers — 0.2%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	3.250%	05/18/15	200	203,258
Kohl’s Corp., Sr. Unsec’d. Notes	Baa1	6.250%	12/15/17	175	201,907

					405,165

Telecommunications — 0.3%
AT&T, Inc., Sr. Unsec’d. Notes(f)	A2	2.500%	08/15/15	355	353,752
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	8.500%	11/15/18	75	98,141
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	7.175%	06/18/19	50	53,497
TELUS Corp. (Canada), Sr. Unsec’d. Notes	Baa1	8.000%	06/01/11	84	86,291

					591,681

Tobacco
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	55	72,558

TOTAL CORPORATE BONDS (cost $13,322,499)					13,191,558

U.S. GOVERNMENT AGENCY OBLIGATIONS — 28.9%
Federal Home Loan Banks		0.875%	12/27/13	10,000	9,912,300
Federal Home Loan Mortgage Corp.		5.125%	11/17/17	1,500	1,708,068
Federal Home Loan Mortgage Corporation		1.750%	09/10/15	10,000	9,829,270
Federal National Mortgage Association		1.625%	10/26/15	10,000	9,746,790
Federal National Mortgage Association(g)(h)		5.410%	11/15/21	820	513,465
Financing Corp. FICO Strips Principal, Ser. 11P(g)		3.530%	02/08/18	380	302,955
Financing Corp. FICO Strips Principal, Ser. 15P(g)		3.940%	03/07/19	9,400	7,082,844
Residual Funding – Strip Principal(g)		4.000%	10/15/19	7,000	5,158,125
Tennessee Valley Authority		5.500%	07/18/17	5,950	6,856,964

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $51,267,392)					51,110,781

U.S. TREASURY OBLIGATIONS — 20.0%
U.S. Treasury Bonds		3.875%	08/15/40	195	179,613
U.S. Treasury Bonds		7.500%	11/15/16	600	771,140
U.S. Treasury Bonds		7.500%	11/15/24	444	616,482
U.S. Treasury Bonds(c)		9.125%	05/15/18	7,290	10,445,199

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Notes	0.625%	12/31/12	$5,495	$5,498,006
U.S. Treasury Notes(i)	1.125%	12/15/11	500	503,769
U.S. Treasury Notes	1.375%	11/15/12	2,150	2,182,082
U.S. Treasury Notes	2.125%	12/31/15	1,185	1,191,295
U.S. Treasury Notes(f)	3.375%	11/15/19	7,195	7,345,081
U.S. Treasury Notes	1.125%	12/15/12	1,850	1,869,005
U.S. Treasury Notes(c)	1.375%	11/30/15	795	772,579
U.S. Treasury Notes(c)	2.625%	11/15/20	2,630	2,480,829
U.S. Treasury Strips Coupon(h)(i)	4.120%	08/15/23	2,000	1,195,864
U.S. Treasury Strips Coupon(h)	4.200%	08/15/24	800	458,748

TOTAL U.S. TREASURY OBLIGATIONS (cost $35,900,192)				35,509,692

TOTAL LONG-TERM INVESTMENTS (cost $116,073,525)				115,500,353

	Shares
SHORT-TERM INVESTMENT — 46.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $82,046,854; includes $20,543,655 of cash collateral received for securities on loan)(j)(k)	82,046,854	82,046,854

TOTAL INVESTMENTS — 111.5% (cost $198,120,379)		197,547,207
Liabilities in excess of other assets(l) — (11.5)%		(20,399,586)

NET ASSETS — 100.0%		$177,147,621

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FDIC	Federal Deposit Insurance Corp.
FICO	Financing Corp.
MTN	Medium Term Note

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2010.

(b)	Standard & Poor’s Rating.

(c)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $20,230,043; cash collateral of $20,543,655 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(d)	Indicates a security that has been deemed illiquid.

(e)	Indicates a restricted security; the aggregate original cost of such securities is $104,838. The aggregate value of $106,875 is approximately 0.1% of net assets.

(f)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(g)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2010.

(h)	Rate shown reflects the effective yield at December 31, 2010.

(i)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(j)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(l)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts and interest rate swap agreements as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)
Long Position:
21	U.S. Long Bond	Mar. 2011	$2,593,795	$2,564,625	$(29,170)

Short Positions:
120	2 Year U.S. Treasury Notes	Mar. 2011	26,250,673	26,268,750	(18,077)
381	5 Year U.S. Treasury Notes	Mar. 2011	44,931,828	44,850,844	80,984
176	10 Year U.S. Treasury Notes	Mar. 2011	21,044,209	21,197,000	(152,791)
2	U.S. Ultra Bond	Mar. 2011	256,556	254,187	2,369

					(87,515)

					$(116,685)

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America, NA(1)	12/31/17	$16,000	2.267%	3 month LIBOR	$(597,760)	$—	$(597,760)
Barclays Bank PLC(1)	12/31/17	5,000	3.795%	3 month LIBOR	499,050	—	499,050
Barclays Bank PLC(2)	09/10/20	1,030	2.620%	3 month LIBOR	53,147	—	53,147
Citibank NA(1)	12/31/17	10,380	2.252%	3 month LIBOR	(390,911)	—	(390,911)
Citibank NA(1)	12/31/17	19,000	2.724%	3 month LIBOR	(21,850)	—	(21,850)
Citibank NA(1)	12/31/17	38,885	2.994%	3 month LIBOR	843,027	—	843,027
Citibank NA(1)	12/31/17	2,280	3.016%	3 month LIBOR	50,707	—	50,707
Citibank NA(1)	07/01/20	6,100	3.043%	3 month LIBOR	(38,142)	—	(38,142)
Citibank NA(1)	08/10/20	1,225	2.834%	3 month LIBOR	(35,934)	—	(35,934)
Citibank NA(1)	11/04/20	7,800	2.693%	3 month LIBOR	(406,842)	—	(406,842)
Citibank NA(1)	12/31/20	900	3.409%	3 month LIBOR	4,152	—	4,152
Citibank NA(2)	09/23/20	8,140	2.685%	3 month LIBOR	384,981	—	384,981
Citibank NA(2)	11/12/20	11,515	2.888%	3 month LIBOR	412,888	—	412,888
JP Morgan Chase Bank(1)	12/31/17	49,600	3.054%	3 month LIBOR	552,048	—	552,048
Morgan Stanley Capital Services(1)	12/31/17	20,300	2.602%	3 month LIBOR	(390,978)	—	(390,978)
Morgan Stanley Capital Services(1)	12/31/17	24,300	2.637%	3 month LIBOR	(408,240)	—	(408,240)
Morgan Stanley Capital Services(1)	12/31/17	610	3.567%	3 month LIBOR	43,542	—	43,542
Morgan Stanley Capital Services(1)	08/10/20	615	2.833%	3 month LIBOR	(18,083)	—	(18,083)
Morgan Stanley Capital Services(2)	09/17/20	11,185	2.708%	3 month LIBOR	498,331	—	498,331
Morgan Stanley Capital Services(2)	09/27/20	7,330	2.553%	3 month LIBOR	436,084	—	436,084
Morgan Stanley Capital Services(2)	09/30/20	6,810	2.485%	3 month LIBOR	447,565	—	447,565
UBS AG(2)	10/01/20	6,680	2.523%	3 month LIBOR	423,142	—	423,142

					$2,339,924	$—	$2,339,924

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

(3)	Includes 10 securities representing $178,635 and 0.1% of net assets which were fair valued in accordance with the policies adopted by the Board of Trustees.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$6,130,636	$—
Commercial Mortgage-Backed Securities	—	9,557,686	—
Corporate Bonds	—	13,191,558	—
U.S. Government Agency Obligations	—	51,110,781	—
U.S. Treasury Obligations	—	35,509,692	—
Affiliated Money Market Mutual Fund	82,046,854	—	—
Other Financial Instruments*
Futures Contracts	(116,685)	—	—
Interest Rate Swaps	—	2,161,289	178,635

Total	$81,930,169	$117,661,642	$178,635

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 was as follows:

Affiliated Money Market Mutual Fund (including 11.6% of collateral received for securities on loan)	46.3%
U.S. Government Agency Obligations	28.9
U.S. Treasury Obligations	20.0
Commercial Mortgage-Backed Securities	5.4
Banking	4.8
Asset-Backed Securities	3.5
Metals	0.4
Foods	0.3
Telecommunications	0.3
Energy – Integrated	0.2
Energy – Other	0.2
Healthcare & Pharmaceutical	0.2
Insurance	0.2
Retailers	0.2
Cable	0.1
Capital Goods	0.1
Chemicals	0.1
Media & Entertainment	0.1
Non-Captive Finance	0.1
Pipelines & Other	0.1

111.5
Liabilities in excess of other assets	(11.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$83,353	*	Due to broker-variation margin	$200,038	*
Interest rate contracts	Unrealized appreciation on swap agreements	4,648,664		Unrealized depreciation on swap agreements	2,308,740

Total		$4,732,017			$2,508,778

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$388,468	$1,925,541	$2,314,009

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(116,685)	$2,339,924	$2,223,239

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities are as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$2,734,353	$39,361,325	$142,930,000

(1)	Value at Trade Date.
(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2017 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $20,230,043:
Unaffiliated investments (cost $116,073,525)	$115,500,353
Affiliated investments (cost $82,046,854)	82,046,854
Cash	5,864,064
Unrealized appreciation on swap agreements	4,648,664
Receivable for investments sold	949,752
Dividends and interest receivable	570,532
Prepaid expenses	1,464

Total Assets	209,581,683

LIABILITIES:
Payable to broker for collateral for securities on loan	20,543,655
Payable for investments purchased	8,891,506
Unrealized depreciation on swap agreements	2,308,740
Payable for fund share repurchased	284,735
Due to broker-variation margin	211,717
Advisory fees payable	111,328
Accrued expenses and other liabilities	68,236
Shareholder servicing fees payable	13,603
Affiliated transfer agent fee payable	542

Total Liabilities	32,434,062

NET ASSETS	$177,147,621

Net assets were comprised of:
Paid-in capital	$168,497,024
Retained earnings	8,650,597

Net assets, December 31, 2010	$177,147,621

Net asset value and redemption price per share, $177,147,621 / 16,169,414 outstanding shares of beneficial interest	$10.96

STATEMENT OF OPERATIONS

For the Period January 4, 2010* through December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$1,635,125
Unaffiliated dividend income	98,516
Affiliated income from securities loaned, net	20,855

1,754,496

EXPENSES
Advisory fees	651,052
Shareholder servicing fees and expenses	101,392
Custodian and accounting fees	59,000
Audit fee	36,000
Shareholders’ reports	12,000
Trustees’ fees	11,000
Transfer agent’s fee and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense (Note 7)	2,121
Insurance expenses	1,000
Miscellaneous	1,906

Total expenses	894,471

NET INVESTMENT INCOME	860,025

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	3,826,496
Futures transactions	388,468
Swap agreement transactions	1,925,541

6,140,505

Net change in unrealized appreciation (depreciation) on:
Investments	(573,172)
Futures	(116,685)
Swap agreements	2,339,924

1,650,067

NET GAIN ON INVESTMENTS	7,790,572

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,650,597

*	Commencement of investment operations.

STATEMENT OF CHANGES IN NET ASSETS

January 4, 2010* through December 31, 2010
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$860,025
Net realized gain on investment transactions	6,140,505
Net change in unrealized appreciation on investments	1,650,067

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	8,650,597

FUND SHARE TRANSACTIONS:
Fund share sold [33,603,237 shares]	363,736,783
Fund share repurchased [17,433,823 shares]	(195,239,759)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	168,497,024

TOTAL INCREASE IN NET ASSETS	177,147,621
NET ASSETS:
Beginning of period	—

End of period	$177,147,621

*	Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOND PORTFOLIO 2018

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 60.2% ASSET-BACKED SECURITIES — 7.0%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

American Express Credit Account Master Trust, Ser. 2010-1, Class A(a)	Aaa	0.510%	11/15/15	$800	$800,000
Capital Auto Receivables Asset Trust, Ser. 2007-2, Class APT(a)	Aaa	0.540%	02/15/14	304	303,715
Carmax Auto Owner Trust, Ser. 2010-1, Class A2	AAA(b)	0.830%	11/15/12	538	538,279
Chase Issuance Trust, Ser. 2005-A11, Class A(a)	Aaa	0.330%	12/15/14	1,000	996,746
Citibank Credit Card Issuance Trust, Ser. 2005-A3, Class A3(a)	Aaa	0.331%	04/24/14	1,000	997,127
Citibank Credit Card Issuance Trust, Ser. 2006-A7, Class A7(a)	Aaa	0.362%	12/15/18	1,000	971,221
Ford Credit Auto Owner Trust, Ser. 2009-D, Class A3	Aaa	2.170%	10/15/13	700	707,918
Harley-Davidson Motorcycle Trust, Ser. 2009-3, Class A2	Aaa	0.940%	04/15/12	226	226,285
Huntington Auto Trust, Ser. 2009-1A, Class A3, 144A	Aaa	3.940%	06/15/13	455	462,059
MBNA Credit Card Master Note Trust, Ser. 2005-A10, Class A10(a)	Aaa	0.320%	11/16/15	1,000	992,445

TOTAL ASSET-BACKED SECURITIES (cost $6,519,080)					6,995,795

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.0%
Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A2	Aaa	5.309%	10/10/45	420	427,741
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW12, Class A3(a)	Aaa	5.715%	09/11/38	800	839,041
Bear Stearns Commercial Mortgage Securities, Ser. 2007-T26, Class A2	AAA(b)	5.330%	01/12/45	370	381,904
Bear Stearns Commercial Mortgage Securities, Ser. 2007-T28, Class A2	AAA(b)	5.588%	09/11/42	800	832,305
Commercial Mortgage Pass-Through Certificates, Ser. 2006-C7, Class A2	AAA(b)	5.690%	06/10/46	764	768,766
Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A2	Aaa	5.268%	02/15/40	500	507,651
GE Capital Commercial Mortgage Corp., Ser. 2007-C1, Class A2	Aaa	5.417%	12/10/49	500	509,994
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	868	891,380
GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A2(a)	Aaa	5.778%	08/10/45	900	924,549
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A3A, 144A(a)	Aaa	5.491%	12/12/44	350	361,503
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A2(a)	Aaa	5.858%	04/15/45	737	745,366
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A2(a)	Aaa	5.802%	06/15/49	500	517,817
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A2	Aaa	5.827%	02/15/51	310	322,168
LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A2	Aaa	5.532%	03/15/32	900	902,998
LB-UBS Commercial Mortgage Trust, Ser. 2006-C6, Class A2	Aaa	5.262%	09/15/39	850	861,518
Morgan Stanley Capital I, Ser. 2006-HQ10, Class A2	Aaa	5.283%	11/12/41	135	137,097
Morgan Stanley Capital I, Ser. 2007-HQ11, Class A2	Aaa	5.359%	02/12/44	400	411,246
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4(a)	Aaa	5.418%	01/15/45	700	750,105
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A2(a)	Aaa	5.684%	05/15/43	266	266,376
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C27, Class A2	Aaa	5.624%	07/15/45	368	372,986

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C29, Class A2	Aaa	5.275%	11/15/48	$540	$550,455
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C33, Class A2(a)	Aaa	5.858%	02/15/51	778	809,400

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $11,192,688)					13,092,366

CORPORATE BONDS — 9.9%
Aerospace & Defense — 0.3%
Boeing Co. (The), Sr. Unsec’d. Notes	A2	6.000%	03/15/19	300	345,156

Banking — 3.3%
Bank of America Corp., Sr. Unsec’d. Notes, MTN	A2	7.375%	05/15/14	400	444,632
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	6.750%	05/22/19	255	288,024
Citigroup, Inc., Unsec’d. Notes	A3	8.500%	05/22/19	200	248,287
DNB NOR Boligkreditt (Norway), Covered Notes, 144A	Aaa	2.100%	10/14/15	300	285,299
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	5.375%	03/15/20	50	51,668
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.300%	04/23/19	275	313,020
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.000%	04/28/15	375	406,126
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A	Aaa	4.200%	05/13/14	425	452,127
Sparebanken 1 Boligkreditt (Norway), Covered Notes, 144A	Aaa	1.250%	10/25/13	845	839,329

					3,328,512

Capital Goods — 0.4%
United Technologies Corp., Sr. Unsec’d. Notes	A2	5.375%	12/15/17	355	401,460

Electric — 0.1%
Carolina Power & Light Co., First Mtge. Bonds	A1	5.300%	01/15/19	125	138,752

Energy – Integrated — 0.5%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	50	49,879
Shell International Finance BV (Netherlands), Gtd. Notes	Aa1	4.300%	09/22/19	250	260,639
Statoilhydro ASA (Norway), Gtd. Notes	Aa2	5.250%	04/15/19	160	178,223

					488,741

Energy – Other — 0.1%
Occidental Petroleum Corp., Sr. Unsec’d. Notes, Ser. 1	A2	4.100%	02/01/21	65	66,069
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	30	29,851

					95,920

Foods — 1.2%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	7.750%	01/15/19	225	279,978
Bottling Group LLC, Gtd. Notes	Aa3	5.125%	01/15/19	125	136,362
Coca-Cola Refreshments USA, Inc., Sr. Unsec’d. Notes(c)	A3	4.250%	03/01/15	450	484,924
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	275	313,483

					1,214,747
Healthcare & Pharmaceutical — 0.6%
Novartis Securities Investment Ltd. (Bermuda), Gtd. Notes	Aa2	5.125%	02/10/19	250	276,508
Roche Holdings, Inc., Gtd. Notes, 144A	A2	6.000%	03/01/19	275	319,781

					596,289

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance — 0.7%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	09/15/18	$290	$334,034
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	290	356,042

					690,076

Media & Entertainment — 0.2%
NBC Universal, Inc., Sr. Unsec’d. Notes, 144A	Baa2	4.375%	04/01/21	60	58,237
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	5.625%	09/15/19	160	177,770

					236,007

Metals — 0.3%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	3.750%	08/05/15	265	267,206

Non-Captive Finance — 0.2%
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN	Aa2	6.000%	08/07/19	200	222,518

Pipelines & Other — 0.2%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa2	8.500%	03/15/19	170	212,799

Retailers — 0.8%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%	03/15/19	315	368,824
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.125%	02/01/19	415	427,896

					796,720

Technology — 0.3%
Xerox Corp., Sr. Unsec’d. Notes	Baa2	6.750%	02/01/17	240	277,316

Telecommunications — 0.3%
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	7.175%	06/18/19	290	310,281

Tobacco — 0.4%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	295	389,172

TOTAL CORPORATE BONDS (cost $9,235,859)					10,011,672

MUNICIPAL BOND — 0.3%
State of California, Taxable GO, Ser. Var. Purp. 3 (cost $251,545)	A1	5.450%	04/01/15	250	263,923

U.S. GOVERNMENT AGENCY OBLIGATION — 10.8%
PNC Funding Corp., FDIC Gtd. Notes (cost $10,800,000)(a)		0.490%	04/01/12	10,800	10,832,055

U.S. TREASURY OBLIGATIONS — 19.2%
U.S. Treasury Bonds		3.875%	08/15/40	110	101,320
U.S. Treasury Bonds		4.625%	02/15/40	300	314,250
U.S. Treasury Bonds		6.250%	08/15/23	1,000	1,256,875
U.S. Treasury Bonds		7.125%	02/15/23	735	987,197
U.S. Treasury Bonds		7.250%	08/15/22	1,035	1,399,190
U.S. Treasury Bonds(c)		7.500%	11/15/24	1,500	2,101,641
U.S. Treasury Bonds(c)		8.125%	08/15/21	675	961,242
U.S. Treasury Bonds		8.750%	08/15/20	325	474,754
U.S. Treasury Notes		0.625%	12/31/12	205	205,112
U.S. Treasury Notes		0.750%	12/15/13	710	704,953

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Notes	1.125%	12/15/11	$1,000	$1,007,539
U.S. Treasury Notes(c)	1.375%	11/30/15	755	733,707
U.S. Treasury Notes	2.125%	12/31/15	1,130	1,136,002
U.S. Treasury Notes(c)	2.625%	11/15/20	1,245	1,174,385
U.S. Treasury Strips Coupon(d)(e)	4.200%	05/15/24	7,390	4,237,685
U.S. Treasury Strips Coupon(e)	4.230%	11/15/24	1,175	654,294
U.S. Treasury Strips Coupon(e)	4.240%	08/15/24	1,615	912,005
U.S. Treasury Strips Coupon(e)	5.330%	11/15/23	410	241,812
U.S. Treasury Strips Coupon(e)	5.830%	05/15/25	1,400	756,991

TOTAL U.S. TREASURY OBLIGATIONS (cost $19,080,215)				19,360,954

TOTAL LONG-TERM INVESTMENTS (cost $57,079,387)				60,556,765

			Shares
SHORT-TERM INVESTMENT — 41.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $41,298,216)(Note 4)(f)			41,298,216	41,298,216

TOTAL INVESTMENTS — 101.2% (cost $98,377,603)				101,854,981
Liabilities in excess of other assets(g) — (1.2)%				(1,186,651)

NET ASSETS — 100.0%				$100,668,330

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FDIC	Federal Deposit Insurance Corp.
GO	General Obligation
MTN	Medium Term Note

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2010.

(b)	Standard & Poor’s Rating.

(c)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(d)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(e)	Rate shown reflects the effective yield at December 31, 2010.

(f)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(g)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts and interest rate swap agreements as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)
Long Positions:
2	2 Year U.S. Treasury Notes	Mar. 2011	$437,132	$437,813	$681
3	U.S. Ultra Bonds	Mar. 2011	384,643	381,281	(3,362)

					(2,681)

Short Positions:
111	5 Year U.S. Treasury Notes	Mar. 2011	13,012,803	13,066,781	(53,978)
30	10 Year U.S. Treasury Notes	Mar. 2011	3,700,489	3,613,125	87,364
58	U.S. Long Bonds	Mar. 2011	7,368,554	7,083,250	285,304

					318,690

					$316,009

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank, NA(1)	02/15/17	$1,170	3.363%	3 month LIBOR	$68,003	$—	$68,003
Citibank, NA(1)	02/15/17	6,470	3.366%	3 month LIBOR	377,011	—	377,011
Citibank, NA(1)	03/15/20	2,500	3.769%	3 month LIBOR	135,375	—	135,375
Citibank, NA(1)	12/31/20	500	3.409%	3 month LIBOR	2,307	—	2,307
Merrill Lynch Capital Services, Inc.(1)	12/31/18	132,800	2.807%	3 month LIBOR	(2,025,180)	—	(2,025,180)
Morgan Stanley Capital Services, Inc.(1)	08/10/20	555	2.833%	3 month LIBOR	(16,319)	—	(16,319)
Barclays Bank, PLC(2)	09/10/20	3,430	2.620%	3 month LIBOR	176,985	—	176,985
Citibank, NA(2)	12/31/18	11,890	2.463%	3 month LIBOR	528,080	—	528,080
Citibank, NA(2)	10/18/20	1,895	2.596%	3 month LIBOR	111,308	—	111,308
Citibank, NA(2)	11/12/20	4,215	2.888%	3 month LIBOR	151,135	—	151,135
Deutsche Bank AG(2)	11/15/19	1,660	4.546%	3 month LIBOR	(348,109)	—	(348,109)
Deutsche Bank AG(2)	05/15/21	1,548	4.419%	3 month LIBOR	(280,769)	—	(280,769)
Deutsche Bank AG(2)	05/15/21	1,543	4.446%	3 month LIBOR	(285,928)	—	(285,928)
JP Morgan Chase Bank(2)	12/10/11	1,000	2.335%	3 month LIBOR	(19,252)	—	(19,252)
JP Morgan Chase Bank(2)	10/27/13	9,730	3.535%	3 month LIBOR	(698,305)	—	(698,305)
Morgan Stanley Capital Services, Inc.(2)	12/31/18	16,000	2.871%	3 month LIBOR	(334,696)	—	(334,696)
Morgan Stanley Capital Services, Inc.(2)	09/17/20	1,245	2.708%	3 month LIBOR	55,469	—	55,469
Morgan Stanley Capital Services, Inc.(2)	09/27/20	2,535	2.553%	3 month LIBOR	150,815	—	150,815
Morgan Stanley Capital Services, Inc.(2)	09/30/20	670	2.485%	3 month LIBOR	44,033	—	44,033

					$(2,208,037)	$—	$(2,208,037)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$6,995,795	$—
Commercial Mortgage-Backed Securities	—	13,092,366	—
Corporate Bonds	—	10,011,672	—
Municipal Bond	—	263,923	—
U.S. Government Agency Obligation	—	10,832,055	—
U.S. Treasury Obligations	—	19,360,954	—
Affiliated Money Market Mutual Fund	41,298,216	—	—
Other Financial Instruments*
Futures Contracts	316,009	—	—
Interest Rate Swaps	—	(2,208,037)	—

Total	$41,614,225	$58,348,728	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other liabilities in excess of assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund	41.0%
U.S. Treasury Obligations	19.2
Commercial Mortgage-Backed Securities	13.0
U.S. Government Agency Obligation	10.8
Asset-Backed Securities	7.0
Banking	3.3
Foods	1.2
Retailers	0.8
Insurance	0.7
Healthcare & Pharmaceutical	0.6
Energy – Integrated	0.5
Capital Goods	0.4
Tobacco	0.4
Aerospace & Defense	0.3
Metals	0.3
Municipal Bond	0.3
Technology	0.3
Telecommunications	0.3
Media & Entertainment	0.2
Non-Captive Finance	0.2
Pipelines & Other	0.2
Electric	0.1
Energy – Other	0.1

101.2
Liabilities in excess of other assets	(1.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$373,349	*	Due to broker-variation margin	$57,340	*
Interest rate contracts	Unrealized appreciation on swap agreements	1,800,521		Unrealized depreciation on swap agreements	4,008,558

Total		$2,173,870			$4,065,898

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Purchased Options	Total
Interest rate contracts	$(1,908,524)	$27,573,613	$(3,347)	$25,661,742

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value		Futures	Swaps	Total
Interest rate contracts		$102,399	$(11,227,320)	$(11,124,921)

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Long Position(2)	Futures Short Position(2)	Interest Rate Swaps(3)
$2,930	$2,390,860	$31,543,292	$298,522,307

(1)	Cost.
(2)	Value at Trade Date.
(3)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BOND PORTFOLIO 2018 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Unaffiliated investments (cost $57,079,387)	$60,556,765
Affiliated investments (cost $41,298,216)	41,298,216
Cash	48,407
Unrealized appreciation on swap agreements	1,800,521
Receivable for fund share sold	862,838
Dividends and interest receivable	336,625
Prepaid expenses	1,184

Total Assets	104,904,556

LIABILITIES:
Unrealized depreciation on swap agreements	4,008,558
Due to broker-variation margin	107,151
Accrued expenses and other liabilities	61,792
Advisory fees payable	50,242
Shareholder servicing fees payable	7,885
Affiliated transfer agent fee payable	542
Payable for fund share repurchased	56

Total Liabilities	4,236,226

NET ASSETS	$100,668,330

Net assets were comprised of:
Paid-in capital	$68,725,101
Retained earnings	31,943,229

Net assets, December 31, 2010	$100,668,330

Net asset value and redemption price per share, $100,668,330 / 8,455,331 outstanding shares of beneficial interest	$11.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$2,362,896
Affiliated dividend income	68,799

2,431,695

EXPENSES
Advisory fees	860,543
Shareholder servicing fees and expenses	134,007
Custodian and accounting fees	74,000
Audit fee	36,000
Shareholders’ reports	17,000
Trustees’ fees	10,000
Transfer agent’s fee and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Legal fees and expenses	6,000
Insurance expenses	3,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 7)	485
Miscellaneous	9,106

Total expenses	1,161,141

NET INVESTMENT INCOME	1,270,554

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	3,323,755
Futures transactions	(1,908,524)
Swap agreement transactions	27,573,613

28,988,844

Net change in unrealized appreciation (depreciation) on:
Investments	(842,414)
Futures	102,399
Swap agreements	(11,227,320)

(11,967,335)

NET GAIN ON INVESTMENTS	17,021,509

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,292,063

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$1,270,554	$1,237,029
Net realized gain on investment transactions	28,988,844	4,781,685
Net change in unrealized appreciation (depreciation) on investments	(11,967,335)	(15,080,306)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,292,063	(9,061,592)

DISTRIBUTIONS	(5,958,560)	(5,801,745)

FUND SHARE TRANSACTIONS:
Fund share sold [4,429,115 and 14,161,822 shares, respectively]	51,796,191	163,146,952
Fund share issued in reinvestment of distributions [515,001 and 546,819 shares, respectively]	5,958,560	5,801,745
Fund share repurchased [9,991,124 and 14,801,906 shares, respectively]	(120,092,859)	(169,725,060)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(62,338,108)	(776,363)

TOTAL DECREASE IN NET ASSETS	(50,004,605)	(15,639,700)
NET ASSETS:
Beginning of year	150,672,935	166,312,635

End of year	$100,668,330	$150,672,935

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BOND PORTFOLIO 2019

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 53.8% ASSET-BACKED SECURITIES — 6.3%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

American Express Credit Account Master Trust, Ser. 2010-1, Class A(a)	Aaa	0.510%	11/15/15	$600	$600,000
Chase Issuance Trust, Ser. 2005-A11, Class A(a)	Aaa	0.330%	12/15/14	1,000	996,746
Citibank Credit Card Issuance Trust, Ser. 2005-A3, Class A3(a)	Aaa	0.331%	04/24/14	1,000	997,127
Citibank Credit Card Issuance Trust, Ser. 2006-A7, Class A7(a)	Aaa	0.362%	12/15/18	1,000	971,221
Ford Credit Auto Owner Trust, Ser. 2009-D, Class A3	Aaa	2.170%	10/15/13	500	505,656
Harley-Davidson Motorcycle Trust, Ser. 2009-3, Class A2	Aaa	0.940%	04/15/12	162	161,632
Huntington Auto Trust, Ser. 2009-1A, Class A3, 144A	Aaa	3.940%	06/15/13	325	330,042
MBNA Credit Card Master Note Trust, Ser. 2005-A10, Class A10(a)	Aaa	0.320%	11/16/15	1,000	992,445

TOTAL ASSET-BACKED SECURITIES (cost $5,076,271)					5,554,869

COMMERCIAL MORTGAGE-BACKED SECURITIES — 10.3%
Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A2	Aaa	5.309%	10/10/45	280	285,161
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW12, Class A3(a)	Aaa	5.715%	09/11/38	500	524,400
Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class AAB	AAA(b)	5.703%	06/11/50	300	318,657
Bear Stearns Commercial Mortgage Securities, Ser. 2007-T26, Class A2	AAA(b)	5.330%	01/12/45	275	283,848
Bear Stearns Commercial Mortgage Securities, Ser. 2007-T28, Class A2	AAA(b)	5.588%	09/11/42	500	520,190
Commercial Mortgage Pass-Through Certificates, Ser. 2006-C7, Class A2	AAA(b)	5.690%	06/10/46	478	480,479
Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A2	Aaa	5.268%	02/15/40	235	238,596
GE Capital Commercial Mortgage Corp., Ser. 2007-C1, Class A2	Aaa	5.417%	12/10/49	450	458,994
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	482	495,211
GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A2(a)	Aaa	5.778%	08/10/45	400	410,911
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A3A, 144A(a)	Aaa	5.491%	12/12/44	350	361,503
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A2(a)	Aaa	5.858%	04/15/45	553	559,025
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A2(a)	Aaa	5.802%	06/15/49	450	466,035
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A2	Aaa	5.827%	02/15/51	200	207,850
LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A2	Aaa	5.532%	03/15/32	550	551,832
LB-UBS Commercial Mortgage Trust, Ser. 2006-C6, Class A2	Aaa	5.262%	09/15/39	400	405,420
Morgan Stanley Capital I, Ser. 2006-HQ10, Class A2	Aaa	5.283%	11/12/41	92	92,704
Morgan Stanley Capital I, Ser. 2007-HQ11, Class A2	Aaa	5.359%	02/12/44	300	308,434
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4(a)	Aaa	5.418%	01/15/45	700	750,105
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A2(a)	Aaa	5.684%	05/15/43	159	159,826
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C27, Class A2	Aaa	5.624%	07/15/45	276	279,739

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C29, Class A2	Aaa	5.275%	11/15/48	$450	$458,712
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C33, Class A2(a)	Aaa	5.858%	02/15/51	486	505,875

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $7,895,112)					9,123,507

CORPORATE BONDS — 7.9%
Aerospace & Defense — 0.3%
Boeing Co. (The), Sr. Unsec’d. Notes(c)	A2	6.000%	03/15/19	225	258,867

Banking — 2.5%
Bank of America Corp., Sr. Unsec’d. Notes, MTN(c)	A2	7.375%	05/15/14	250	277,895
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	6.750%	05/22/19	165	186,368
Citigroup, Inc., Unsec’d. Notes	A3	8.500%	05/22/19	150	186,215
DnB NOR Boligkreditt (Norway), Covered Notes, 144A	Aaa	2.100%	10/14/15	200	190,199
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	5.375%	03/15/20	35	36,168
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.300%	04/23/19	175	199,195
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.000%	04/28/15	245	265,336
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A	Aaa	4.200%	05/13/14	275	292,553
Sparebanken 1 Boligkreditt (Norway), Covered Notes, 144A(c)	Aaa	1.250%	10/25/13	530	526,443

					2,160,372

Capital Goods — 0.3%
United Technologies Corp., Sr. Unsec’d. Notes	A2	5.375%	12/15/17	245	277,064

Electric — 0.1%
Carolina Power & Light Co., First Mtge. Bonds	A1	5.300%	01/15/19	100	111,002

Energy – Integrated — 0.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	45	44,892
Shell International Finance BV (Netherlands), Gtd. Notes	Aa1	4.300%	09/22/19	175	182,447
Statoilhydro ASA (Norway), Gtd. Notes	Aa2	5.250%	04/15/19	100	111,389

					338,728

Energy – Other — 0.1%
Occidental Petroleum Corp., Sr. Unsec’d. Notes, Ser. 1	A2	4.100%	02/01/21	60	60,986
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	30	29,851

					90,837

Foods — 1.0%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	7.750%	01/15/19	175	217,761
Bottling Group LLC, Gtd. Notes	Aa3	5.125%	01/15/19	90	98,181
Coca-Cola Refreshments USA, Inc., Sr. Unsec’d. Notes	A3	4.250%	03/01/15	300	323,282
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	200	227,988

					867,212

Healthcare & Pharmaceutical — 0.4%
Novartis Securities Investment Ltd. (Bermuda), Gtd. Notes	Aa2	5.125%	02/10/19	165	182,496
Roche Holdings, Inc., Gtd. Notes, 144A	A2	6.000%	03/01/19	180	209,311

					391,807

Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	09/15/18	190	218,850

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance — 0.3%
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	$190	$233,269

Media & Entertainment — 0.2%
NBC Universal, Inc., Sr. Unsec’d. Notes, 144A	Baa2	4.375%	04/01/21	55	53,383
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	5.625%	09/15/19	100	111,107

					164,490

Metals — 0.3%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	3.750%	08/05/15	230	231,915

Non-Captive Finance — 0.2%
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN	Aa2	6.000%	08/07/19	150	166,889

Pipelines & Other — 0.2%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa2	8.500%	03/15/19	125	156,469

Retailers — 0.7%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%	03/15/19	235	275,154
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.125%	02/01/19	305	314,478

					589,632

Technology — 0.2%
Xerox Corp., Sr. Unsec’d. Notes	Baa2	6.750%	02/01/17	180	207,987

Telecommunications — 0.2%
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	7.175%	06/18/19	180	192,588

Tobacco — 0.3%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	200	263,845

TOTAL CORPORATE BONDS (cost $6,384,804)					6,921,823

MUNICIPAL BOND — 0.2%
State of California GO, Taxable Var. Purp. 3
(cost $125,772)	A1	5.450%	04/01/15	125	131,961

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.5%
Israel Government AID Bond (Israel)(d)		4.440%	03/15/20	1,000	707,008
Financing Corp. FICO, Ser. D-P(d)		3.680%	09/26/19	2,900	2,114,715
PNC Funding Corp., FDIC Gtd. Notes(a)		0.490%	04/01/12	6,400	6,418,995

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $9,143,376)					9,240,718

U.S. TREASURY OBLIGATIONS — 18.6%
U.S. Treasury Bonds		3.875%	08/15/40	95	87,504
U.S. Treasury Bonds		4.625%	02/15/40	540	565,650
U.S. Treasury Bonds(c)		7.125%	02/15/23	495	664,847
U.S. Treasury Bonds		7.250%	08/15/22	1,130	1,527,619
U.S. Treasury Bonds		7.500%	11/15/24	310	434,339
U.S. Treasury Bonds(c)		8.125%	08/15/21	475	676,429
U.S. Treasury Bonds		8.750%	08/15/20	150	219,117
U.S. Treasury Notes(c)		0.375%	09/30/12	3,585	3,576,457
U.S. Treasury Notes		0.625%	06/30/12	855	857,539
U.S. Treasury Notes		1.375%	11/30/15	190	184,642

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Notes	2.625%	11/15/20	$855	$806,505
U.S. Treasury Notes	0.625%	12/31/12	1,515	1,515,829
U.S. Treasury Notes	1.125%	12/15/11	1,000	1,007,539
U.S. Treasury Notes	2.125%	12/31/15	285	286,514
U.S. Treasury Strips Coupon(e)(f)	4.200%	05/15/24	5,220	2,993,331
U.S. Treasury Strips Coupon(f)	4.230%	11/15/24	715	398,145
U.S. Treasury Strips Coupon(f)	4.240%	08/15/24	375	211,766
U.S. Treasury Strips Coupon(f)	5.330%	11/15/23	250	147,446
U.S. Treasury Strips Coupon(f)	5.830%	05/15/25	500	270,354

TOTAL U.S. TREASURY OBLIGATIONS (cost $16,252,586)				16,431,572

TOTAL LONG-TERM INVESTMENTS (cost $44,877,921)				47,404,450

			Shares
SHORT-TERM INVESTMENT — 41.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund
(cost $36,277,966)(g)			36,277,966	36,277,966

TOTAL INVESTMENTS — 94.9%
(cost $81,155,887)				83,682,416
Other assets in excess of other liabilities(h) — 5.1%				4,489,147

NET ASSETS — 100.0%				$88,171,563

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FDIC	Federal Deposit Insurance Corp.
FICO	Financing Corp.
GO	General Obligation
MTN	Medium Term Note

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2010.
(b)	Standard & Poor’s Rating
(c)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(d)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2010.
(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(f)	Rate shown reflects the effective yield at December 31, 2010.
(g)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(h)	Other assets in excess of other liabilities include net unrealized appreciation (depreciation) on financial futures contracts and interest rate swap agreements as follows:

Futures contracts outstanding at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)
Long Position:
32	5 Year U.S. Treasury Notes	Mar. 2011	$3,743,385	$3,767,000	$23,615

Short Positions:
38	2 Year U.S. Treasury Notes	Mar. 2011	8,308,439	8,318,438	(9,999)
119	10 Year U.S. Treasury Notes	Mar. 2011	14,225,535	14,332,062	(106,527)
25	U.S. Long Bond	Mar. 2011	3,036,044	3,053,125	(17,081)
8	U.S. Ultra Bond	Mar. 2011	1,004,380	1,016,750	(12,370)

					(145,977)

					$(122,362)

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(2)	09/10/20	$3,685	2.620%	3 month LIBOR	$190,143	$—	$190,143
Citibank, NA(1)	06/04/20	2,090	3.370%	3 month LIBOR	20,962	—	20,962
Citibank, NA(1)	12/31/20	400	3.409%	3 month LIBOR	1,845	—	1,845
Citibank, NA(2)	12/31/19	6,055	2.619%	3 month LIBOR	325,946	—	325,946
Citibank, NA(2)	10/18/20	2,220	2.596%	3 month LIBOR	130,398	—	130,398
Citibank, NA(2)	11/12/20	3,150	2.888%	3 month LIBOR	112,948	—	112,948
Deutsche Bank AG(2)	11/15/19	957	4.546%	3 month LIBOR	(200,605)	—	(200,605)
Deutsche Bank AG(2)	05/15/20	957	4.246%	3 month LIBOR	(159,017)	—	(159,017)
Deutsche Bank AG(2)	05/15/21	892	4.419%	3 month LIBOR	(161,799)	—	(161,799)
Deutsche Bank AG(2)	05/15/21	889	4.446%	3 month LIBOR	(164,772)	—	(164,772)
JP Morgan Chase Bank(1)	12/31/19	16,565	3.538%	3 month LIBOR	314,741	—	314,741
JP Morgan Chase Bank(1)	12/31/19	10,600	4.137%	3 month LIBOR	1,621,447	—	1,621,447
JP Morgan Chase Bank(1)	12/31/19	5,220	4.256%	3 month LIBOR	891,790	—	891,790
JP Morgan Chase Bank(1)	12/31/19	2,200	4.383%	3 month LIBOR	406,489	—	406,489
JP Morgan Chase Bank(1)	12/31/19	934	4.690%	3 month LIBOR	217,026	—	217,026
JP Morgan Chase Bank(1)	12/31/19	3,995	4.700%	3 month LIBOR	944,144	—	944,144
JP Morgan Chase Bank(1)	12/31/19	2,159	4.795%	3 month LIBOR	540,496	—	540,496
JP Morgan Chase Bank(1)	12/31/19	5,376	4.805%	3 month LIBOR	1,350,378	—	1,350,378
JP Morgan Chase Bank(1)	12/31/19	3,700	4.886%	3 month LIBOR	966,681	—	966,681
JP Morgan Chase Bank(2)	12/10/11	700	2.335%	3 month LIBOR	(13,476)	—	(13,476)
JP Morgan Chase Bank(2)	10/27/13	3,640	3.535%	3 month LIBOR	(261,236)	—	(261,236)
Merrill Lynch Capital Services, Inc.(1)	12/31/19	68,275	2.899%	3 month LIBOR	(1,904,479)	—	(1,904,479)
Morgan Stanley Capital Services(1)	12/31/19	4,600	2.634%	3 month LIBOR	(103,942)	—	(103,942)
Morgan Stanley Capital Services(1)	12/31/19	3,500	3.123%	3 month LIBOR	103,651	—	103,651
Morgan Stanley Capital Services(1)	12/31/19	2,900	3.143%	3 month LIBOR	92,925	—	92,925
Morgan Stanley Capital Services(1)	12/31/19	4,800	3.322%	3 month LIBOR	245,591	—	245,591
Morgan Stanley Capital Services(1)	12/31/19	10,100	3.352%	3 month LIBOR	552,186	—	552,186
Morgan Stanley Capital Services(1)	12/31/19	2,000	3.419%	3 month LIBOR	123,962	—	123,962
Morgan Stanley Capital Services(1)	12/31/19	1,300	3.774%	3 month LIBOR	121,063	—	121,063
Morgan Stanley Capital Services(1)	12/31/19	7,800	4.189%	3 month LIBOR	1,133,375	—	1,133,375
Morgan Stanley Capital Services(1)	12/31/19	1,600	4.385%	3 month LIBOR	268,196	—	268,196
Morgan Stanley Capital Services(1)	12/31/19	2,200	4.389%	3 month LIBOR	369,715	—	369,715
Morgan Stanley Capital Services(1)	08/10/20	490	2.833%	3 month LIBOR	(14,407)	—	(14,407)
Morgan Stanley Capital Services(2)	12/31/19	13,000	2.959%	3 month LIBOR	(123,999)	—	(123,999)
Morgan Stanley Capital Services(2)	12/31/19	2,200	3.091%	3 month LIBOR	(51,560)	—	(51,560)
Morgan Stanley Capital Services(2)	12/31/19	1,500	3.102%	3 month LIBOR	(36,399)	—	(36,399)
Morgan Stanley Capital Services(2)	12/31/19	1,500	3.110%	3 month LIBOR	(37,464)	—	(37,464)
Morgan Stanley Capital Services(2)	12/31/19	1,000	3.157%	3 month LIBOR	(29,989)	—	(29,989)
Morgan Stanley Capital Services(2)	12/31/19	9,000	3.176%	3 month LIBOR	(304,202)	—	(304,202)
Morgan Stanley Capital Services(2)	12/31/19	3,200	3.193%	3 month LIBOR	(109,276)	—	(109,276)
Morgan Stanley Capital Services(2)	12/31/19	1,950	3.193%	3 month LIBOR	(69,616)	—	(69,616)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest rate swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services(2)	12/31/19	$700	3.355%	3 month LIBOR	$(35,449)	$—	$(35,449)
Morgan Stanley Capital Services(2)	12/31/19	600	3.436%	3 month LIBOR	(35,875)	—	(35,875)
Morgan Stanley Capital Services(2)	12/31/19	2,000	3.449%	3 month LIBOR	(123,064)	—	(123,064)
Morgan Stanley Capital Services(2)	12/31/19	1,000	3.496%	3 month LIBOR	(67,199)	—	(67,199)
Morgan Stanley Capital Services(2)	12/31/19	1,000	3.555%	3 month LIBOR	(73,879)	—	(73,879)
Morgan Stanley Capital Services(2)	12/31/19	300	3.585%	3 month LIBOR	(19,352)	—	(19,352)
Morgan Stanley Capital Services(2)	12/31/19	1,400	3.628%	3 month LIBOR	(99,071)	—	(99,071)
Morgan Stanley Capital Services(2)	12/31/19	200	3.677%	3 month LIBOR	(15,109)	—	(15,109)
Morgan Stanley Capital Services(2)	12/31/19	400	3.780%	3 month LIBOR	(34,687)	—	(34,687)
Morgan Stanley Capital Services(2)	12/31/19	535	3.836%	3 month LIBOR	(49,767)	—	(49,767)
Morgan Stanley Capital Services(2)	12/31/19	1,000	3.843%	3 month LIBOR	(96,177)	—	(96,177)
Morgan Stanley Capital Services(2)	12/31/19	1,000	3.892%	3 month LIBOR	(102,084)	—	(102,084)
Morgan Stanley Capital Services(2)	12/31/19	1,000	4.005%	3 month LIBOR	(114,713)	—	(114,713)
Morgan Stanley Capital Services(2)	12/31/19	2,500	4.052%	3 month LIBOR	(306,234)	—	(306,234)
Morgan Stanley Capital Services(2)	12/31/19	1,000	4.191%	3 month LIBOR	(144,422)	—	(144,422)
Morgan Stanley Capital Services(2)	12/31/19	6,900	4.222%	3 month LIBOR	(1,026,596)	—	(1,026,596)
Morgan Stanley Capital Services(2)	12/31/19	2,500	4.262%	3 month LIBOR	(379,789)	—	(379,789)
Morgan Stanley Capital Services(2)	12/31/19	2,200	4.459%	3 month LIBOR	(388,313)	—	(388,313)
Morgan Stanley Capital Services(2)	09/17/20	1,145	2.708%	3 month LIBOR	51,014	—	51,014
Morgan Stanley Capital Services(2)	09/27/20	1,865	2.553%	3 month LIBOR	110,954	—	110,954
Morgan Stanley Capital Services(2)	09/30/20	1,485	2.485%	3 month LIBOR	97,597	—	97,597
UBS AG(2)	10/01/20	1,460	2.523%	3 month LIBOR	92,483	—	92,483

					$4,540,128	$—	$4,540,128

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$5,554,869	$—
Commercial Mortgage-Backed Securities	—	9,123,507	—
Corporate Bonds	—	6,921,823	—
Municipal Bond	—	131,961	—
U.S. Government Agency Obligations	—	9,240,718	—
U.S. Treasury Obligations	—	16,431,572	—
Affiliated Money Market Mutual Fund	36,277,966	—	—
Other Financial Instruments*
Futures Contracts	(122,362)	—	—
Interest Rate Swaps	—	4,540,128	—

Total	$36,155,604	$51,944,578	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund	41.1%
U.S. Treasury Obligations	18.6
U.S. Government Agency Obligations	10.5
Commercial Mortgage-Backed Securities	10.3
Asset-Backed Securities	6.3
Banking	2.5
Foods	1.0
Retailers	0.7
Energy – Integrated	0.4
Healthcare & Pharmaceutical	0.4
Aerospace & Defense	0.3
Capital Goods	0.3
Insurance	0.3

Metals	0.3%
Tobacco	0.3
Healthcare Insurance	0.2
Media & Entertainment	0.2
Municipal Bond	0.2
Non-Captive Finance	0.2
Pipelines & Other	0.2
Technology	0.2
Telecommunications	0.2
Electric	0.1
Energy – Other	0.1

94.9
Other assets in excess of other liabilities	5.1

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effects of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Unrealized appreciation on swap agreements	$11,398,146		Unrealized depreciation on swap agreements	$6,858,018
Interest rate contracts	Due to broker-variation margin	23,615	*	Due to broker-variation margin	145,977	*

Total		$11,421,761			$7,003,995

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Purchased Options	Total
Interest rate contracts	$(1,371,390)	$13,399,760	$(2,358)	$12,026,012

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments, carried at fair value		Futures	Swaps	Total
Interest rate contracts		$(240,131)	$(27,763)	$(267,894

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Long Position(2)	Futures Short Position(2)	Interest Rate Swaps(3)
$ 2,062	$ 101,092	$ 25,106,558	$256,141,797

(1)	Cost.
(2)	Value at Trade Date.
(3)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BOND PORTFOLIO 2019 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments, at value:
Unaffiliated investments (cost $44,877,921)	$47,404,450
Affiliated investments (cost $36,277,966)	36,277,966
Cash	135,184
Unrealized appreciation on swap agreements	11,398,146
Dividends and interest receivable	228,286
Prepaid expenses	970

Total Assets	95,445,002

LIABILITIES:
Unrealized depreciation on swap agreements	6,858,018
Payable for investments purchased	129,675
Due to broker-variation margin	94,029
Payable for fund share repurchased	88,275
Accrued expenses and other liabilities	52,979
Advisory fees payable	43,154
Shareholder servicing fees payable	6,767
Affiliated transfer agent fee payable	542

Total Liabilities	7,273,439

NET ASSETS	$88,171,563

Net assets were comprised of:
Paid-in capital	$67,021,886
Retained earnings	21,149,677

Net assets, December 31, 2010	$88,171,563

Net asset value and redemption price per share, $88,171,563 / 7,436,292 outstanding shares of beneficial interest	$11.86

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$1,507,524
Affiliated dividend income	75,315

1,582,839

EXPENSES
Advisory fees	673,817
Shareholder servicing fees and expenses	104,935
Custodian and accounting fees	67,000
Audit fee	36,000
Trustees’ fees	10,000
Transfer agent’s fee and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Shareholders’ reports	8,000
Legal fees and expenses	7,000
Insurance expenses	2,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 7)	20
Miscellaneous	6,493

Total expenses	927,265

NET INVESTMENT INCOME	655,574

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	1,621,249
Futures transactions	(1,371,390)
Swap agreement transactions	13,399,760

13,649,619

Net change in unrealized appreciation (depreciation) on:
Investments	(369,512)
Futures	(240,131)
Swap agreements	(27,763)

(637,406)

NET GAIN ON INVESTMENTS	13,012,213

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,667,787

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$655,574	$783,304
Net realized gain on investment transactions	13,649,619	5,853,871
Net change in unrealized appreciation (depreciation) on investments	(637,406)	(15,291,340)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,667,787	(8,654,165)

DISTRIBUTIONS	(6,747,228)	(433,157)

FUND SHARE TRANSACTIONS:
Fund share sold [5,735,671 and 9,478,967 shares, respectively]	68,008,663	109,430,034
Fund share issued in reinvestment of distributions [582,662 and 40,181 shares, respectively]	6,747,228	433,157
Fund share repurchased [8,029,252 and 10,491,977 shares, respectively]	(97,062,673)	(121,817,994)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(22,306,782)	(11,954,803)

TOTAL DECREASE IN NET ASSETS	(15,386,223)	(21,042,125)
NET ASSETS:
Beginning of year	103,557,786	124,599,911

End of year	$88,171,563	$103,557,786

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BOND PORTFOLIO 2020

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 70.5% ASSET-BACKED SECURITIES — 6.3%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

American Express Credit Account Master Trust, Ser. 2010-1, Class A(a)	Aaa	0.510%	11/15/15	$900	$900,000
BA Credit Card Trust, Ser. 2006-A14, Class A14(a)	Aaa	0.320%	04/15/16	60	59,359
Bank of America Auto Trust, Ser. 2010-2, Class A2	Aaa	0.910%	10/15/12	300	300,572
Bank of America Auto Trust, Ser. 2009-1A, Class A3, 144A	Aaa	2.670%	07/15/13	450	455,018
Bank of America Auto Trust, Ser. 2009-3A, Class A3, 144A	Aaa	1.670%	12/15/13	60	60,448
Bank One Issuance Trust, Ser. 2003-A4, Class A4(a)	Aaa	0.510%	01/15/16	1,000	999,104
Capital Auto Receivables Asset Trust, Ser. 2007-2, Class APT(a)	Aaa	0.540%	02/15/14	506	506,192
Carmax Auto Owner Trust, Ser. 2010-1, Class A2	AAA(b)	0.830%	11/15/12	154	153,794
Chase Issuance Trust, Ser. 2008-A6, Class A6(a)	Aaa	1.460%	05/15/15	40	40,872
Citibank Credit Card Issuance Trust, Ser. 2007-A8, Class A8	Aaa	5.650%	09/20/19	840	955,278
Ford Credit Auto Owner Trust, Ser. 2007-B, Class A3A	Aaa	5.150%	11/15/11	4	3,707
Ford Credit Auto Owner Trust, Ser. 2009-D, Class A3	Aaa	2.170%	10/15/13	150	151,697
Harley-Davidson Motorcycle Trust, Ser. 2009-2, Class A3	Aaa	2.620%	03/15/14	50	50,578
Harley-Davidson Motorcycle Trust, Ser. 2009-3, Class A2	Aaa	0.940%	04/15/12	32	32,327
Honda Auto Receivables Owner Trust, Ser. 2009-2, Class A3	AAA(b)	2.790%	01/15/13	43	43,269
Huntington Auto Trust, Ser. 2009-1A, Class A3, 144A	Aaa	3.940%	06/15/13	585	594,076
MBNA Credit Card Master Note Trust, Ser. 2005-A10, Class A10(a)	Aaa	0.320%	11/16/15	1,000	992,445
USAA Auto Owner Trust, Ser. 2010-1, Class A2	Aaa	0.630%	06/15/12	104	104,238
World Omni Auto Receivables Trust, Ser. 2008-A, Class A3B(a)	Aaa	1.560%	10/15/12	237	237,658
World Omni Auto Receivables Trust, Ser. 2008-B, Class A3B(a)	Aaa	1.610%	04/15/13	51	51,015
World Omni Automobile Lease Securitization Trust, Ser. 2009-A, Class A2	Aaa	1.020%	01/15/12	28	27,952

TOTAL ASSET-BACKED SECURITIES (cost $6,710,844)					6,719,599

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.6%
Commercial Mortgage Pass-Thru Certificates, Ser. 2006-C7, Class A4(a)	AAA(b)	5.764%	06/10/46	225	246,009
Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class A4(a)	AAA(b)	5.539%	02/15/39	750	807,047
GE Capital Commercial Mortgage Corp., Ser. 2007-C1, Class A2	Aaa	5.417%	12/10/49	750	764,991
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP4, Class A4(a)	Aaa	4.918%	10/15/42	400	423,726
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A4(a)	Aaa	5.203%	12/15/44	730	785,892
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A2(a)	Aaa	5.802%	06/15/49	750	776,725
LB-UBS Commercial Mortgage Trust, Ser. 2005-C3, Class A3	Aaa	4.647%	07/15/30	250	254,203
Merrill Lynch Mortgage Trust, Ser. 2005-CKI1, Class A6(a)	Aaa	5.241%	11/12/37	100	107,639
Morgan Stanley Capital I, Ser. 2006-HQ9, Class A4(a)	AAA(b)	5.731%	07/12/44	700	759,477
Morgan Stanley Capital I, Ser. 2006-T21, Class A4(a)	Aaa	5.162%	10/12/52	900	959,748
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4(a)	Aaa	5.418%	01/15/45	1,100	1,178,737

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $6,923,438)					7,064,194

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS — 13.6%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking — 9.1%
Bank of America Corp., Sr. Unsec’d. Notes	A2	6.000%	09/01/17	$80	$83,840
Citigroup, Inc., Unsec’d. Notes	A3	8.500%	05/22/19	75	93,108
DNB NOR Boligkreditt (Norway), Covered Notes, 144A	Aaa	2.100%	10/14/15	400	380,399
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	5.375%	03/15/20	175	180,838
Inter-American Development Bank (Supranational), Sr. Unsec’d. Notes	Aaa	2.375%	08/15/17	7,350	7,100,526
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.400%	07/22/20	100	98,424
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.300%	04/23/19	50	56,913
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.950%	12/28/17	100	105,804
Sparebanken 1 Boligkreditt (Norway), Covered Notes, 144A	Aaa	1.250%	10/25/13	1,170	1,162,147
US Bancorp, Sr. Unsec’d. Notes	Aa3	4.200%	05/15/14	290	309,783
Wells Fargo & Co., Sr. Unsec’d. Notes	A1	5.625%	12/11/17	175	193,757

					9,765,539

Cable — 0.1%
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.000%	02/01/20	150	154,371

Capital Goods — 0.2%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $124,808; purchased 06/24/10)(c)(d)	Baa1	2.750%	07/01/13	125	127,232
United Technologies Corp., Sr. Unsec’d. Notes	A2	6.125%	02/01/19	75	87,705

					214,937

Chemicals — 0.2%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	8.550%	05/15/19	150	187,987

Energy – Integrated — 0.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	65	64,843
PC Financial Partnership, Gtd. Notes	Baa2	5.000%	11/15/14	100	108,068
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	205	209,299

					382,210

Energy – Other — 0.2%
Occidental Petroleum Corp., Sr. Unsec’d. Notes, Ser. 1	A2	4.100%	02/01/21	80	81,315
Weatherford International, Inc., Gtd. Notes	Baa2	6.350%	06/15/17	75	83,231

					164,546

Foods — 0.5%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa2	5.000%	04/15/20	100	105,693
Dr Pepper Snapple Group, Inc., Gtd. Notes	Baa2	6.120%	05/01/13	175	192,978
H.J. Heinz Finance Co., Gtd. Notes	Baa2	6.625%	07/15/11	175	180,441
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	75	85,496

					564,608

Healthcare & Pharmaceutical — 0.6%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	2.700%	05/27/15	260	265,082
Medtronic, Inc., Sr. Unsec’d. Notes	A1	4.450%	03/15/20	100	103,818
Roche Holdings, Inc., Gtd. Notes, 144A	A2	6.000%	03/01/19	50	58,142
Teva Pharmaceutical Finance III LLC (Netherlands), Gtd. Notes	A3	3.000%	06/15/15	225	228,932

					655,974

Insurance — 0.4%
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.300%	06/15/15	75	77,260
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	170	173,574
XL Capital Finance Europe PLC (United Kingdom), Gtd. Notes	Baa2	6.500%	01/15/12	200	206,584

					457,418

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Media & Entertainment — 0.1%
NBC Universal, Inc., Sr. Unsec’d. Notes, 144A	Baa2	4.375%	04/01/21	$85	$82,502
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	55	57,280

					139,782

Metals — 0.7%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	3.750%	08/05/15	360	362,997
Noranda, Inc. (Canada), Gtd. Notes	Baa2	7.250%	07/15/12	200	214,720
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	30	30,432
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	4.625%	09/15/20	115	113,860

					722,009

Non-Captive Finance — 0.2%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	5.500%	01/08/20	75	80,212
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN	Aa2	6.000%	08/07/19	75	83,444

					163,656

Pipelines & Other — 0.2%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	Baa2	5.350%	03/15/20	55	57,004
Enterprise Products Operating LLC, Gtd. Notes	Baa3	5.200%	09/01/20	150	155,403

					212,407

Retailers — 0.5%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	3.250%	05/18/15	250	254,073
Kohl’s Corp., Sr. Unsec’d. Notes	Baa1	6.250%	12/15/17	200	230,751

					484,824

Telecommunications — 0.1%
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	7.175%	06/18/19	50	53,496
TELUS Corp. (Canada), Sr. Unsec’d. Notes	Baa1	8.000%	06/01/11	88	90,400

					143,896

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	105	138,519

TOTAL CORPORATE BONDS (cost $14,689,595)					14,552,683

U.S. GOVERNMENT AGENCY OBLIGATIONS — 32.9%
Federal Home Loan Mortgage Corp.		5.125%	11/17/17	5,000	5,693,560
Federal National Mortgage Association		5.375%	06/12/17	5,000	5,756,905
Financing Corp. FICO Strips Coupon, Ser. D-P(e)		3.680%	09/26/19	6,890	5,024,271
Israel Government AID Bond (Israel),
Gtd. Notes., Ser. 11-Z(e)		3.580%	05/15/19	1,100	819,736
Israel Government AID Bond (Israel)(e)		4.440%	03/15/20	3,000	2,121,024
Residual Funding – Strip(e)		4.450%	07/15/20	10,800	7,547,364
Residual Funding – Strip(e)		4.640%	01/15/21	3,500	2,377,151
Tennessee Valley Authority		5.500%	07/18/17	5,000	5,762,155

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $33,669,359)					35,102,166

U.S. TREASURY OBLIGATIONS — 11.1%
U.S. Treasury Bonds(f)		3.875%	08/15/40	1,250	1,151,368
U.S. Treasury Bonds(f)		7.250%	08/15/22	1,260	1,703,362
U.S. Treasury Bonds(f)		7.500%	11/15/16	1,000	1,285,234
U.S. Treasury Bonds		8.750%	08/15/20	45	65,735

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Notes	0.625%	12/31/12	$1,690	$1,690,925
U.S. Treasury Notes(g)	1.125%	12/15/11	700	705,277
U.S. Treasury Notes	1.375%	11/30/15	155	150,629
U.S. Treasury Notes	2.125%	12/31/15	235	236,248
U.S. Treasury Notes(f)	2.625%	11/15/20	5,090	4,801,300

TOTAL U.S. TREASURY OBLIGATIONS (cost $11,989,402)				11,790,078

TOTAL LONG-TERM INVESTMENTS (cost $73,982,638)				75,228,720

			Shares
SHORT-TERM INVESTMENT — 48.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $51,245,677; Note 4)(h)			51,245,677	51,245,677

TOTAL INVESTMENTS — 118.5% (cost $125,228,315)				126,474,397
Other liabilities in excess of assets(i) — (18.5)%				(19,776,733)

NET ASSETS — 100.0%				$106,697,664

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FICO	Financing Corp.
MTN	Medium Term Note

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2010.
(b)	Standard & Poor’s Rating.
(c)	Indicates a security that has been deemed illiquid.
(d)	Indicates a restricted security; the aggregate original cost of such securities is $124,808. The aggregate value of $127,232 is approximately 0.1% of net assets.
(e)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2010.
(f)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(h)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(i)	Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts and interest rate swap agreements as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)
Long Positions:
97	10 Year U.S. Treasury Notes	Mar. 2011	$11,614,768	$11,682,438	$67,670
3	U.S. Long Bonds	Mar. 2011	366,291	366,375	84

					67,754

Short Positions:
11	2 Year U.S. Treasury Notes	Mar. 2011	2,412,292	2,407,969	4,323
377	5 Year U.S. Treasury Notes	Mar. 2011	44,310,923	44,379,969	(69,046)

					(64,723)

					$3,031

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America, N.A.(1)	12/31/20	$5,900	2.744%	3 month LIBOR	$(400,551)	$—	$(400,551)
Citibank, N.A.(1)	12/31/20	26,900	2.721%	3 month LIBOR	(1,857,445)	—	(1,857,445)
Citibank, N.A.(1)	12/31/20	21,900	3.193%	3 month LIBOR	(428,145)	—	(428,145)
Citibank, N.A.(1)	12/31/20	20,000	3.832%	3 month LIBOR	1,043,800	—	1,043,800
Citibank, N.A.(1)	12/31/20	500	3.409%	3 month LIBOR	2,307	—	2,307
Morgan Stanley Capital Services, Inc.(1)	12/31/20	4,500	3.435%	3 month LIBOR	37,845	—	37,845
Morgan Stanley Capital Services, Inc.(1)	12/31/20	4,600	4.058%	3 month LIBOR	409,630	—	409,630
Barclays Bank, PLC(2)	09/10/20	2,880	2.620%	3 month LIBOR	148,605	—	148,605
UBS AG(2)	10/01/20	9,875	2.523%	3 month LIBOR	625,528	—	625,528

					$(418,426)	$—	$(418,426)

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.
(3)	Includes 6 securities representing $(1,194,866) and (1.1)% of net assets which were fair valued in accordance with the policies adopted by the Board of Trustees.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$6,719,599	$—
Commercial Mortgage-Backed Securities	—	7,064,194	—
Corporate Bonds	—	14,552,683	—
U.S. Government Agency Obligations	—	35,102,166	—
U.S. Treasury Obligations	—	11,790,078	—
Affiliated Money Market Mutual Fund	51,245,677	—
Other Financial Instruments*
Futures Contracts	3,031	—	—
Interest Rate Swaps	—	776,440	(1,194,866)

Total	$51,248,708	$76,005,160	$(1,194,866)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Interest Rate Swaps
Balance as of 12/31/09	$(447,867)
Realized gain (loss)	— **
Change in unrealized appreciation (depreciation)***	(746,999)
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/10	$(1,194,866)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

**	The realized gain during the reporting period for other financial instruments was $532,800.
***	Of which, $(1,194,866) was included in Net Assets relating to securities held at the reporting period end.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund	48.0%
U.S. Government Agency Obligations	32.9
U.S. Treasury Obligations	11.1
Banking	9.1
Commercial Mortgage-Backed Securities	6.6
Asset-Backed Securities	6.3
Metals	0.7
Healthcare & Pharmaceutical	0.6
Foods	0.5
Retailers	0.5
Energy – Integrated	0.4
Insurance	0.4
Capital Goods	0.2
Chemicals	0.2
Energy – Other	0.2
Non-Captive Finance	0.2
Pipelines & Other	0.2
Cable	0.1
Media & Entertainment	0.1
Telecommunications	0.1
Tobacco	0.1

118.5
Other liabilities in excess of assets	(18.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$72,077	*	Due to broker-variation margin	$69,046	*
Interest rate contracts	Unrealized appreciation on swap agreements	2,267,715		Unrealized depreciation on swap agreements	2,686,141

Total		$2,339,792			$2,755,187

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Purchased Options	Total
Interest rate contracts	$(243,710)	$4,381,642	$(990)	$4,136,942

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value		Futures	Swaps	Total
Interest rate contracts		$7,815	$29,441	$37,256

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Long Position(2)	Futures Short Position(2)	Interest Rate Swaps(3)
$868	$5,819,597	$40,701,122	$100,618,000

(1)	Cost.
(2)	Value at Trade Date.
(3)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BOND PORTFOLIO 2020 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments, at value:
Unaffiliated investments (cost $73,982,638)	$75,228,720
Affiliated investments (cost $51,245,677)	51,245,677
Cash	2,048,168
Unrealized appreciation on swap agreements	2,267,715
Dividends and interest receivable	448,250
Prepaid expenses	1,699

Total Assets	131,240,229

LIABILITIES:
Payable for investments purchased	21,153,245
Unrealized depreciation on swap agreements	2,686,141
Payable for fund share repurchased	512,899
Due to broker-variation margin	77,804
Accrued expenses and other liabilities	48,648
Advisory fees payable	54,777
Shareholder servicing fees payable	8,509
Affiliated transfer agent fee payable	542

Total Liabilities	24,542,565

NET ASSETS	$106,697,664

Net assets were comprised of:
Paid-in capital	$96,120,524
Retained earnings	10,577,140

Net assets, December 31, 2010	$106,697,664

Net asset value and redemption price per share, $106,697,664 / 10,654,521 outstanding shares of beneficial interest	$10.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$1,613,223
Affiliated dividend income	79,041

1,692,264

EXPENSES
Advisory fees	701,919
Shareholder servicing fees and expenses	109,304
Custodian and accounting fees	56,000
Audit fee	51,000
Shareholders’ reports	12,000
Trustees’ fees	10,000
Transfer agent’s fee and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	1,000
Loan interest expense (Note 7)	491
Miscellaneous	6,915

Total expenses	967,629

NET INVESTMENT INCOME	724,635

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	4,968,900
Futures transactions	(243,710)
Swap agreement transactions	4,381,642

9,106,832

Net change in unrealized appreciation (depreciation) on:
Investments	1,415,136
Futures	7,815
Swap agreements	29,441

1,452,392

NET GAIN ON INVESTMENTS	10,559,224

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,283,859

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	January 2, 2009* through December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$724,635	$(3,915)
Net realized gain (loss) on investment transactions	9,106,832	(81,099)
Net change in unrealized appreciation (depreciation) on investments	1,452,392	(621,705)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,283,859	(706,719)

FUND SHARE TRANSACTIONS:
Fund share sold [38,587,705 and 2,000,803 shares, respectively]	379,385,738	18,894,843
Fund share repurchased [28,919,201 and 1,014,786 shares, respectively]	(292,797,635)	(9,362,422)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	86,588,103	9,532,421

TOTAL INCREASE IN NET ASSETS	97,871,962	8,825,702
NET ASSETS:
Beginning of period	8,825,702	—

End of period	$106,697,664	$8,825,702

*	Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BOND PORTFOLIO 2021

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 76.8% ASSET-BACKED SECURITIES — 1.0%	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

American Express Credit Account Master Trust, Ser. 2010-1, Class A(a)	Aaa	0.510%	11/15/15	$150	$150,000
Bank of America Auto Trust, Ser. 2009-1A, Class A3, 144A	Aaa	2.670%	07/15/13	84	85,050
Bank of America Auto Trust, Ser. 2010-2, Class A2	Aaa	0.910%	10/15/12	150	150,286
Bank One Issuance Trust, Ser. 2003-A4, Class A4(a)	Aaa	0.510%	01/15/16	150	149,866
Capital Auto Receivables Asset Trust, Ser. 2007-2, Class APT(a)	Aaa	0.540%	02/15/14	135	134,984
Citibank Credit Card Issuance Trust, Ser. 2007-A8, Class A8	Aaa	5.650%	09/20/19	140	159,213
DaimlerChrysler Auto Trust, Ser. 2008-A, Class A3A	Aaa	3.700%	06/08/12	16	15,785
Ford Credit Auto Owner Trust, Ser. 2010-B, Class A2	Aaa	0.650%	12/15/12	200	200,121
Huntington Auto Trust, Ser. 2009-1A, Class A3, 144A	Aaa	3.940%	06/15/13	114	115,515
Hyundai Auto Receivables Trust, Ser. 2010-B, Class A2	Aaa	0.570%	03/15/13	200	200,061
MBNA Credit Card Master Note Trust, Ser. 2005-A10, Class A10(a)	Aaa	0.320%	11/16/15	150	148,867
USAA Auto Owner Trust, Ser. 2009-1, Class A3	Aaa	3.020%	06/17/13	30	30,327
Wachovia Auto Owner Trust, Ser. 2008-A, Class A3B(a)	Aaa	1.211%	09/20/12	100	100,365
World Omni Auto Receivables Trust, Ser. 2008-B, Class A3A	Aaa	5.130%	04/15/13	25	25,798

TOTAL ASSET-BACKED SECURITIES (cost $1,665,663)					1,666,238

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.9%
Banc of America Commercial Mortgage, Inc., Ser. 2006-1, Class A2(a)	Aaa	5.334%	09/10/45	1,090	1,093,106
Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class AAB	Aaa(b)	5.703%	06/11/50	900	955,970
Commercial Mortgage Pass-Thru Certificates, Ser. 2006-C7, Class A4(a)	Aaa(b)	5.764%	06/10/46	50	54,669
Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C2, Class A4	Aa2	4.832%	04/15/37	500	516,054
Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class A4(a)	Aaa(b)	5.539%	02/15/39	150	161,409
GE Capital Commercial Mortgage Corp., Ser. 2007-C1, Class A2	Aaa	5.417%	12/10/49	700	713,991
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	964	990,421
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP4, Class A4(a)	Aaa	4.918%	10/15/42	100	105,931
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A4(a)	Aaa	5.203%	12/15/44	110	118,422
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A2(a)	Aaa	5.802%	06/15/49	700	724,944
LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Class A3(a)	Aaa	4.559%	09/15/27	500	502,904
LB-UBS Commercial Mortgage Trust, Ser. 2005-C5, Class A4	Aaa(b)	4.954%	09/15/30	650	693,297
LB-UBS Commercial Mortgage Trust, Ser. 2006-C7, Class A2	Aaa(b)	5.300%	11/15/38	500	510,253
Merrill Lynch Mortgage Trust, Ser. 2006-C1, Class A4(a)	Aaa(b)	5.656%	05/12/39	25	26,944
Morgan Stanley Capital I, Ser. 2006-T21, Class A4(a)	Aaa	5.162%	10/12/52	150	159,958
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4(a)	Aaa	5.418%	01/15/45	800	857,263

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $8,185,031)					8,185,536

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS — 5.9%	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking — 2.4%
Citigroup, Inc., Unsec’d. Notes	A3	8.500%	05/22/19	$450	$558,646
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	5.375%	03/15/20	450	465,012
Inter-American Development Bank (Supranational), Sr. Unsec’d. Notes(c)	Aaa	2.375%	08/15/17	1,715	1,656,789
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.400%	07/22/20	450	442,911
Morgan Stanley, Sr. Unsec’d. Notes, Ser. G, MTN	A2	5.500%	01/26/20	475	478,812
Sparebanken 1 Boligkreditt (Norway), Covered Notes, 144A	Aaa	1.250%	10/25/13	245	243,356
Wachovia Corp., Sr. Unsec’d. Notes, MTN	A1	5.750%	02/01/18	200	222,060

					4,067,586

Capital Goods — 0.2%
Erac USA Finance LLC, Gtd. Notes, 144A (original cost $308,080; purchased 12/17/10)(d)(e)	Baa1	6.375%	10/15/17	275	305,287

Chemicals — 0.3%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	8.550%	05/15/19	425	532,630

Energy – Integrated — 0.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	265	264,361
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	490	500,276

					764,637

Energy – Other — 0.3%
Occidental Petroleum Corp., Sr. Unsec’d. Notes, Ser. 1	A2	4.100%	02/01/21	170	172,796
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	315	313,435

					486,231

Foods — 0.2%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa2	5.000%	04/15/20	280	295,941

Media & Entertainment — 0.4%
NBC Universal, Inc., Sr. Unsec’d. Notes, 144A	Baa2	4.375%	04/01/21	270	262,064
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	350	364,509

					626,573

Metals — 0.9%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	3.750%	08/05/15	785	791,536
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	9.000%	05/01/19	250	335,761
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	380	385,467
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	4.625%	09/15/20	30	29,703

					1,542,467

Non-Captive Finance — 0.2%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	5.500%	01/08/20	325	347,583

Pipelines & Other — 0.2%
Enterprise Products Operating LLC, Gtd. Notes	Baa3	5.200%	09/01/20	285	295,267

Retailers — 0.2%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.600%	03/15/19	300	351,261

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	285	375,979

TOTAL CORPORATE BONDS (cost $10,016,538)					9,991,442

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. GOVERNMENT AGENCY OBLIGATIONS — 33.0%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Citigroup Funding, Inc., FDIC Gtd. Notes(c)	2.250%	12/10/12	$5,000	$5,143,065
Federal Home Loan Banks	0.875%	12/27/13	10,000	9,912,300
Federal Home Loan Mortgage Corp.(f)	4.875%	06/13/18	475	531,210
Federal Home Loan Mortgage Corporation	1.750%	09/10/15	10,000	9,829,270
Federal National Mortgage Association	1.625%	10/26/15	10,000	9,746,790
Federal National Mortgage Association(g)	4.375%	10/15/15	1,750	1,926,302
Israel Government AID Bond (Israel), Gtd. Notes.	5.500%	04/26/24	1,000	1,142,103
Tennessee Valley Authority	5.500%	07/18/17	15,000	17,286,465

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $55,226,995)				55,517,505

U.S. TREASURY OBLIGATIONS — 32.0%
U.S. Treasury Bonds	3.875%	08/15/40	285	262,512
U.S. Treasury Bonds	6.250%	08/15/23	8,560	10,758,850
U.S. Treasury Bonds	7.500%	11/15/24	5,505	7,713,022
U.S. Treasury Bonds(c)	9.125%	05/15/18	1,560	2,235,187
U.S. Treasury Notes	0.625%	12/31/12	11,515	11,521,298
U.S. Treasury Notes	1.375%	11/30/15	20	19,436
U.S. Treasury Notes	2.125%	12/31/15	25	25,133
U.S. Treasury Notes(c)(f)	2.625%	11/15/20	8,285	7,815,083
U.S. Treasury Notes(f)	3.375%	11/15/19	2,030	2,072,344
U.S. Treasury Notes(f)	3.625%	02/15/20	3,060	3,175,705
U.S. Treasury Strips Coupon(h)	4.200%	05/15/24	200	114,687
U.S. Treasury Strips Principal(f)(i)	5.000%	02/15/23	13,000	8,047,026

TOTAL U.S. TREASURY OBLIGATIONS (cost $55,366,247)				53,760,283

TOTAL LONG-TERM INVESTMENTS (cost $130,460,474)				129,121,004

			Shares
SHORT-TERM INVESTMENT — 32.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $53,772,236; includes $10,378,429 of cash collateral received for securities on loan) (Note 4)(j)(k)			53,772,236	53,772,236

TOTAL INVESTMENTS — 108.8% (cost $184,232,710)				182,893,240

Liabilities in excess of other assets(l) — (8.8)%				(14,742,444)

NET ASSETS — 100.0%				$168,150,796

The following abbreviations are used in the Portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

FDIC	Federal Deposit Insurance Corp.
MTN	Medium Term Note

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2010.

(b)	Standard & Poor’s Rating.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(c)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,237,866; cash collateral of $10,378,429 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(d)	Indicates a security that has been deemed illiquid.

(e)	Indicates a restricted security; the aggregate original cost of such security is $308,080. The aggregate value of $305,287 is approximately 0.2% of net assets.

(f)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(h)	Rate shown reflects the effective yield at December 31, 2010.

(i)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2010.

(j)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

(l)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts and interest rate agreements as follows:

Futures contracts outstanding at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)
Short Positions:
181	2 Year U.S. Treasury Notes	Mar. 2011	$39,613,114	$39,622,031	$(8,917)
204	5 Year U.S. Treasury Notes	Mar. 2011	24,390,575	24,014,625	375,950
507	10 Year U.S. Treasury Notes	Mar. 2011	60,715,587	61,061,813	(346,226)
124	U.S. Long Bond	Mar. 2011	14,976,941	15,143,500	(166,559)
9	U.S. Ultra Bond	Mar. 2011	1,114,283	1,143,844	(29,561)

					$(175,313)

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America NA(1)	12/31/21	$950	2.865%	3 month LIBOR	$(73,369)	$—	$(73,369)
Bank of America NA(1)	12/31/21	50,000	0.000%	3 month LIBOR	(1,950,500)	—	(1,950,500)
Barclays Bank PLC(1)	12/31/21	2,100	4.338%	3 month LIBOR	244,188	—	244,188
Barclays Bank PLC(2)	09/10/20	615	2.620%	3 month LIBOR	31,733	—	31,733
Citibank NA(1)	03/12/20	800	3.750%	3 month LIBOR	42,356	—	42,356
Citibank NA(1)	06/04/20	2,170	3.370%	3 month LIBOR	21,764	—	21,764
Citibank NA(1)	06/28/20	4,500	3.205%	3 month LIBOR	(29,929)	—	(29,929)
Citibank NA(1)	07/01/20	1,200	3.043%	3 month LIBOR	(7,503)	—	(7,503)
Citibank NA(1)	08/10/20	340	2.834%	3 month LIBOR	(9,974)	—	(9,974)
Citibank NA(1)	12/31/20	800	3.409%	3 month LIBOR	3,691	—	3,691
Citibank NA(1)	12/31/21	2,700	3.275%	3 month LIBOR	(80,379)	—	(80,379)
Citibank NA(1)	12/31/21	6,500	3.311%	3 month LIBOR	(165,880)	—	(165,880)
Citibank NA(1)	12/31/21	5,735	3.547%	3 month LIBOR	22,940	—	22,940
Citibank NA(1)	12/31/21	5,000	3.948%	3 month LIBOR	261,400	—	261,400
Citibank NA(2)	09/23/20	990	2.685%	3 month LIBOR	46,822	—	46,822
Citibank NA(2)	10/18/20	680	2.596%	3 month LIBOR	39,941	—	39,941
JPMorgan Chase Bank NA(1)	12/31/21	65,000	3.907%	3 month LIBOR	1,678,300	—	1,678,300
Morgan Stanley Capital Services, Inc.(1)	08/10/20	170	2.833%	3 month LIBOR	(4,998)	—	(4,998)
Morgan Stanley Capital Services, Inc.(1)	12/31/21	30,200	0.000%	3 month LIBOR	(718,156)	—	(718,156)
Morgan Stanley Capital Services, Inc.(2)	09/17/20	3,250	2.708%	3 month LIBOR	144,799	—	144,799
Morgan Stanley Capital Services, Inc.(2)	09/27/20	1,610	2.553%	3 month LIBOR	95,784	—	95,784
Morgan Stanley Capital Services, Inc.(2)	09/30/20	1,015	2.485%	3 month LIBOR	66,708	—	66,708
UBS AG(2)	10/01/20	855	2.523%	3 month LIBOR	54,160	—	54,160

					$(286,102)	$—	$(286,102)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

(3)	Includes 9 securities representing $(781,456) and (0.5)% of net assets which were fair valued in accordance with the policies adopted by the Board of Trustees.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$1,666,238	$—
Commercial Mortgage-Backed Securities	—	8,185,536	—
Corporate Bonds	—	9,991,442	—
U.S. Government Agency Obligations	—	55,517,505	—
U.S. Treasury Obligations	—	53,760,283	—
Affiliated Money Market Mutual Fund	53,772,236	—	—
Other Financial Instruments*
Futures Contracts	(175,313)	—	—
Interest Rate Swaps	—	495,354	(781,456)

Total	$53,596,923	$129,616,358	$(781,456)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

U.S. Government Agency Obligations	33.0%
Affiliated Money Market Mutual Fund (including 6.2% of collateral received for securities on loan)	32.0
U.S. Treasury Obligations	32.0
Commercial Mortgage-Backed Securities	4.9
Banking	2.4
Asset-Backed Securities	1.0
Metals	0.9
Energy—Integrated	0.4

Media & Entertainment	0.4
Chemicals	0.3%
Energy – Other	0.3
Capital Goods	0.2
Foods	0.2
Non-Captive Finance	0.2
Pipelines & Other	0.2
Retailers	0.2
Tobacco	0.2

108.8
Liabilities in excess of other assets	(8.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$375,950	*	Due to broker-variation margin	$551,263	*
Interest rate contracts	Unrealized appreciation on swap agreements	2,754,586		Unrealized depreciation on swap agreements	3,040,688

Total		$3,130,536			$3,591,951

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(1,764,351)	$(2,294,132)	$(4,058,483)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(175,313)	$(286,102)	$(461,415)

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities are as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$1,617,080	$40,535,157	$71,851,250

(1)	Value at Trade Date.
(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BOND PORTFOLIO 2021 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $10,237,866:
Unaffiliated investments (cost $130,460,474)	$129,121,004
Affiliated investments (cost $53,772,236)	53,772,236
Cash	698
Unrealized appreciation on swap agreements	2,754,586
Dividends and interest receivable	1,007,684
Receivable for investments sold	949,753
Prepaid expenses	350

Total Assets	187,606,311

LIABILITIES:
Payable to broker for collateral for securities on loan	10,378,429
Payable for investments purchased	4,138,571
Unrealized depreciation on swap agreements	3,040,688
Payable for fund share repurchased	1,170,376
Due to broker-variation margin	497,985
Advisory fees payable	141,359
Accrued expenses and other liabilities	70,733
Shareholder servicing fees payable	16,832
Affiliated transfer agent fee payable	542

Total Liabilities	19,455,515

NET ASSETS	$168,150,796

Net assets were comprised of:
Paid-in capital	$173,713,440
Retained earnings	(5,562,644)

Net assets, December 31, 2010	$168,150,796

Net asset value and redemption price per share, $168,150,796 / 14,996,987 outstanding shares of beneficial interest	$11.21

STATEMENT OF OPERATIONS

For the Period January 4, 2010* through December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$819,023
Affiliated dividend income	50,329
Affiliated income from securities lending, net	10,430

879,782

EXPENSES
Advisory fees	309,939
Custodian and accounting fees	56,000
Shareholder servicing fees and expenses	48,257
Audit fee	36,000
Shareholders’ reports	13,000
Transfer agent’s fee and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Trustees’ fees	9,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense (Note 7)	54
Miscellaneous	3,571

Total expenses	496,821
Less: advisory fee waiver and expense reimbursement	(13,402)

Net expenses	483,419

NET INVESTMENT INCOME	396,363

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investment transactions	(99,639)
Futures transactions	(1,764,351)
Swap agreement transactions	(2,294,132)

(4,158,122)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,339,470)
Futures	(175,313)
Swap agreements	(286,102)

(1,800,885)

NET LOSS ON INVESTMENTS	(5,959,007)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,562,644)

*	Commencement of investment operations.

STATEMENT OF CHANGES IN NET ASSETS

January 4, 2010* through December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$396,363
Net realized loss on investment transactions	(4,158,122)
Net change in unrealized depreciation on investments	(1,800,885)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(5,562,644)

FUND SHARE TRANSACTIONS:
Fund share sold [25,404,545 shares]	289,704,397
Fund share repurchased [10,407,558 shares]	(115,990,957)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	173,713,440

TOTAL INCREASE IN NET ASSETS	168,150,796
NET ASSETS:
Beginning of period	—

End of period	$168,150,796

*	Commencement of investment operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 96.5%
COMMON STOCKS	Shares	Value (Note 2)

Apartment — 20.7%
Apartment Investment & Management Co. (Class A Stock), REIT	408,905	$10,566,105
AvalonBay Communities, Inc., REIT	178,504	20,090,625
BRE Properties, Inc., REIT	114,333	4,973,485
Camden Property Trust, REIT	161,981	8,743,734
Campus Crest Communities, Inc., REIT	177,593	2,489,854
Colonial Properties Trust, REIT	299,639	5,408,484
Education Realty Trust, Inc., REIT	208,561	1,620,519
Equity Residential, REIT	622,109	32,318,563
Essex Property Trust, Inc., REIT	46,089	5,264,286
Post Properties, Inc., REIT	242,134	8,789,464
UDR, Inc., REIT	586,853	13,802,783

		114,067,902

Diversified Operations — 6.5%
Forest City Enterprises, Inc. (Class A Stock)*	408,875	6,824,124
Vornado Realty Trust, REIT	349,121	29,092,253

		35,916,377

Healthcare — 8.9%
Brookdale Senior Living, Inc.*	121,783	2,607,374
HCP, Inc., REIT	181,002	6,659,063
Health Care REIT, Inc., REIT	231,716	11,038,950
Nationwide Health Properties, Inc., REIT	151,081	5,496,327
Ventas, Inc., REIT	436,818	22,924,209

		48,725,923

Hotels — 8.6%
Hersha Hospitality Trust, REIT	798,950	5,273,070
Host Hotels & Resorts, Inc., REIT	1,202,859	21,495,090
Hyatt Hotels Corp. (Class A Stock)*	57,825	2,646,072
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*	235,821	3,063,315
Pebblebrook Hotel Trust, REIT	159,953	3,250,245
Starwood Hotels & Resorts Worldwide, Inc.	93,980	5,712,105
Strategic Hotels & Resorts, Inc., REIT*	349,111	1,846,797
Sunstone Hotel Investors, Inc., REIT*	401,912	4,151,751

		47,438,445

Industrial — 5.0%
AMB Property Corp., REIT	174,728	5,540,625
EastGroup Properties, Inc., REIT	86,171	3,646,757
First Industrial Realty Trust, Inc., REIT*	115,236	1,009,467
ProLogis, REIT	1,210,563	17,480,530

		27,677,379

Manufactured Home — 1.1%
Equity LifeStyle Properties, Inc., REIT	106,755	5,970,807

COMMON STOCKS (continued)	Shares	Value (Note 2)

Office — 7.7%
Boston Properties, Inc., REIT	250,073	$21,531,285
Douglas Emmett, Inc., REIT	230,874	3,832,508
Highwoods Properties, Inc., REIT	102,021	3,249,369
Hudson Pacific Properties, Inc., REIT	125,709	1,891,920
Mack-Cali Realty Corp., REIT	71,394	2,360,286
SL Green Realty Corp., REIT	136,919	9,243,402

		42,108,770

Office/Industrial — 4.5%
Duke Realty Corp., REIT	750,098	9,346,221
Liberty Property Trust, REIT	320,972	10,245,426
PS Business Parks, Inc., REIT	89,334	4,977,691

		24,569,338

Regional Mall — 16.1%
General Growth Properties, Inc., REIT	431,433	6,678,583
Macerich Co. (The), REIT	267,719	12,681,849
Simon Property Group, Inc., REIT	596,533	59,349,068
Taubman Centers, Inc., REIT	190,286	9,605,637

		88,315,137

Self Storage — 7.4%
Extra Space Storage, Inc., REIT	269,465	4,688,691
Public Storage, Inc., REIT	347,746	35,268,399
Sovran Self Storage, Inc., REIT	16,875	621,169

		40,578,259

Shopping Centers — 8.8%
Alexander’s, Inc., REIT	7,257	2,991,916
Developers Diversified Realty Corp., REIT	1,299,386	18,308,349
Kimco Realty Corp., REIT	898,214	16,203,780
Tanger Factory Outlet Centers, Inc., REIT	53,051	2,715,681
Weingarten Realty Investors, REIT	335,208	7,964,542

		48,184,268

Specialty — 1.2%
Digital Realty Trust, Inc., REIT	71,036	3,661,195
Rayonier, Inc., REIT	55,446	2,912,024

		6,573,219

TOTAL LONG-TERM INVESTMENTS
(cost $443,438,583)		530,125,824

SHORT-TERM INVESTMENT — 3.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $16,812,724)(w)	16,812,724	16,812,724

TOTAL INVESTMENTS — 99.5%
(cost $460,251,307)		546,938,548
Other assets in excess of liabilities — 0.5%		2,612,862

NET ASSETS — 100.0%		$549,551,410

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST COHEN & STEERS REALTY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following abbreviation is used in the Portfolio descriptions:

REIT Real Estate Investment Trust

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 –Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$530,125,824	$—	$—
Affiliated Money Market Mutual Fund	16,812,724	—	—

Total	$546,938,548	$—	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2010 were as follows:

Apartment	20.7%
Regional Mall	16.1
Healthcare	8.9
Shopping Centers	8.8
Hotels	8.6
Office	7.7
Self Storage	7.4
Diversified Operations	6.5
Industrial	5.0
Office/Industrial	4.5
Affiliated Money Market Mutual Fund	3.0
Specialty	1.2
Manufactured Home	1.1

99.5
Other assets in excess of liabilities	0.5

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST COHEN & STEERS REALTY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Unaffiliated investments (cost $443,438,583)	$530,125,824
Affiliated investments (cost $16,812,724)	16,812,724
Cash	1,115,164
Dividends receivable	1,514,598
Receivable for investments sold	1,295,702
Receivable for fund share sold	453,340
Prepaid expenses	3,125

Total Assets	551,320,477

LIABILITIES:
Payable for investments purchased	1,038,977
Payable for fund share repurchased	511,448
Advisory fees payable	159,277
Accrued expenses and other liabilities	55,690
Shareholder servicing fees payable	3,133
Affiliated transfer agent fee payable	542

Total Liabilities	1,769,067

NET ASSETS	$549,551,410

Net assets were comprised of:
Paid-in capital	$529,370,582
Retained earnings	20,180,828

Net assets, December 31, 2010	$549,551,410

Net asset value and redemption price per share, $549,551,410 / 90,138,059 outstanding shares of beneficial interest	$6.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $6,514 foreign withholding tax)	$8,987,915
Affiliated dividend income	32,312

9,020,227

EXPENSES
Advisory fees	4,319,342
Shareholder servicing fees and expenses	431,934
Custodian and accounting fees	94,000
Audit fee	19,000
Trustees’ fees	13,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	6,000
Insurance expenses	4,000
Loan interest expense (Note 7)	1,285
Miscellaneous	7,417

Total expenses	4,923,978

NET INVESTMENT INCOME	4,096,249

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	91,974,293
Foreign currency transactions	(279)

91,974,014

Net change in unrealized appreciation (depreciation) on investments	9,662,929

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	101,636,943

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$105,733,192

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$4,096,249	$6,685,648
Net realized gain (loss) on investment and foreign currency transactions	91,974,014	(55,258,188)
Net change in unrealized appreciation (depreciation) on investments	9,662,929	142,246,680

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	105,733,192	93,674,140

DISTRIBUTIONS	(6,667,911)	(7,089,133)

FUND SHARE TRANSACTIONS:
Fund share sold [34,251,731 and 36,978,945 shares, respectively]	189,852,810	133,247,410
Fund share issued in reinvestment of distributions [1,251,015 and 2,054,821 shares, respectively]	6,667,911	7,089,133
Fund share repurchased [25,546,728 and 18,249,495 shares, respectively]	(132,728,047)	(64,020,806)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	63,792,674	76,315,737

TOTAL INCREASE IN NET ASSETS	162,857,955	162,900,744
NET ASSETS:
Beginning of year	386,693,455	223,792,711

End of year	$549,551,410	$386,693,455

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST GLOBAL REAL ESTATE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 97.4%
COMMON STOCKS — 97.2%	Shares	Value (Note 2)

Australia — 8.6%
CFS Retail Property Trust, REIT	955,200	$1,719,479
Charter Hall Group, REIT	55,700	141,285
Charter Hall Retail, REIT	263,966	793,753
Commonwealth Property Office Fund, REIT	1,686,196	1,431,450
Dexus Property Group, REIT	2,735,470	2,224,278
Goodman Group, REIT	3,692,400	2,454,777
GPT Group, REIT	967,520	2,909,358
ING Office Fund, REIT	2,575,814	1,462,169
Lend Lease Group	268,857	2,373,133
Mirvac Group, REIT	991,364	1,242,107
Stockland, REIT	1,046,289	3,852,513
Westfield Group, REIT	988,129	9,682,090
Westfield Retail Trust, REIT*	903,129	2,373,957

		32,660,349

Belgium — 0.3%
Cofinimmo, REIT	8,692	1,131,436

Bermuda — 1.8%
Hongkong Land Holdings Ltd.	688,000	4,967,360
Kerry Properties Ltd.	343,500	1,789,799

		6,757,159

Brazil — 1.6%
BR Malls Participacoes SA	130,800	1,347,398
Cyrela Brazil Realty SA Empreendimentos e Participacoes	85,000	1,118,825
Gafisa SA	75,600	548,328
Multiplan Empreendimentos Imobiliarios SA	34,400	764,675
PDG Realty SA Empreendimentos e Participacoes	388,400	2,377,195

		6,156,421

Canada — 1.3%
Brookfield Properties Corp.	106,026	1,872,490
Canadian Apartment Properties, REIT	23,110	398,376
Chartwell Seniors Housing Real Estate Investment Trust, REIT	86,164	708,862
Chartwell Seniors Housing Real Estate Investment Trust, REIT, 144A*	48,000	394,891
RioCan Real Estate Investment Trust, REIT	66,785	1,477,693

		4,852,312

Finland — 0.6%
Citycon Oyj	238,499	981,622
Sponda Oyj	253,579	1,314,776

		2,296,398

France — 3.3%
Fonciere des Regions, REIT	750	72,562
ICADE, REIT	10,760	1,097,812
Klepierre, REIT	84,749	3,057,206
Societe Immobiliere de Location pour l’Industrie et le Commerce, REIT	4,148	$513,671
Unibail-Rodamco, REIT	39,335	7,779,429

		12,520,680

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hong Kong — 12.3%
Champion, REIT	2,455,000	1,449,729
Cheung Kong Holdings Ltd.	775,000	11,954,830
China Overseas Land & Investment Ltd.	813,000	1,504,083
Hang Lung Properties Ltd.	1,116,000	5,219,046
Henderson Land Development Co. Ltd.	507,000	3,457,055
Hysan Development Co. Ltd.	533,000	2,509,752
Link (The), REIT	533,300	1,656,957
Sino Land Co. Ltd.	1,780,000	3,329,714
Sun Hung Kai Properties Ltd.	740,000	12,290,809
Wharf Holdings Ltd. (The)	327,000	2,515,773
Wheelock & Co. Ltd.	231,000	934,663

		46,822,411

Italy — 0.3%
Beni Stabili SpA	1,461,040	1,235,870

Japan — 13.4%
Aeon Mall Co. Ltd.	107,900	2,897,179
Daito Trust Construction Co. Ltd.	66,300	4,540,313
Daiwa House Industry Co. Ltd.	385,000	4,732,479
Frontier Real Estate Investment Corp., REIT	217	2,071,376
Goldcrest Co. Ltd.	17,280	451,847
Japan Logistics Fund, Inc., REIT	141	1,330,287
Japan Real Estate Investment Corp., REIT	218	2,260,820
Japan Retail Fund Investment Corp., REIT	763	1,463,223
Mitsubishi Estate Co. Ltd.	602,000	11,166,548
Mitsui Fudosan Co. Ltd.	436,000	8,694,223
Nippon Accommodations Fund, Inc., REIT	53	409,952
Nippon Building Fund, Inc., REIT	242	2,482,892
Sumitomo Realty & Development Co. Ltd.	348,000	8,311,024

		50,812,163

Netherlands — 2.5%
Corio NV, REIT	27,412	1,758,833
Eurocommercial Properties NV, REIT	64,213	2,955,670
Nieuwe Steen Investments NV, REIT	15,536	310,998
Vastned Retail NV, REIT	20,474	1,422,152
Wereldhave NV, REIT	32,444	3,167,531

		9,615,184

Norway — 0.2%
Norwegian Property ASA*	331,961	588,820

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Singapore — 5.6%
Ascendas Real Estate Investment Trust, REIT	1,437,000	$2,317,832
Cache Logistics Trust, REIT	1,726,000	1,297,845
CapitaCommercial Trust, REIT	893,000	1,043,753
CapitaLand Ltd.	1,013,000	2,928,453
CapitaMall Trust, REIT	1,130,000	1,716,991
CDL Hospitality Trusts, REIT	928,000	1,504,064
City Developments Ltd.	128,000	1,252,721
Fortune Real Estate Investment Trust, REIT	1,677,000	863,009
Frasers Centrepoint Trust, REIT	881,000	1,029,727
Global Logistic Properties Ltd.*	1,320,000	2,221,685
K-REIT Asia, REIT	1,091,000	1,198,668
Keppel Land Ltd.	785,100	2,936,440
Suntec Real Estate Investment Trust, REIT	791,000	924,533

		21,235,721

Sweden — 1.3%
Hufvudstaden AB (Class A Stock)	184,809	2,158,415
Klovern AB	269,317	1,361,471
Kungsleden AB	63,115	577,130
Wihlborgs Fastigheter AB	28,230	818,486

		4,915,502

Switzerland — 0.9%
PSP Swiss Property AG*	44,408	3,562,139

United Kingdom — 4.8%
Atrium European Real Estate Ltd.	261,805	1,528,855
British Land Co. PLC, REIT	421,851	3,449,654
Great Portland Estates PLC, REIT	388,242	2,183,937
Hammerson PLC, REIT	414,187	2,694,088
Land Securities Group PLC, REIT	452,035	4,750,103
Segro PLC, REIT	618,150	2,760,183
Shaftesbury PLC, REIT	133,785	934,451

		18,301,271

United States — 38.4%
American Campus Communities, Inc., REIT	110,308	3,503,382
Associated Estates Realty Corp., REIT	162,981	2,491,979
AvalonBay Communities, Inc., REIT	14,649	1,648,745
BioMed Realty Trust, Inc., REIT	113,190	2,110,994
Boston Properties, Inc., REIT	42,617	3,669,324
Brandywine Realty Trust, REIT	222,221	2,588,875
BRE Properties, Inc., REIT	69,612	3,028,122
Camden Property Trust, REIT	60,192	3,249,164
CBL & Associates Properties, Inc., REIT	29,996	524,930
Cogdell Spencer, Inc., REIT	150,666	873,863
Corporate Office Properties Trust, REIT	31,507	1,101,170
Cousins Properties, Inc., REIT	258,954	2,159,676
Developers Diversified Realty Corp., REIT	209,795	2,956,012
DiamondRock Hospitality Co., REIT*	113,205	1,358,460

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (cont’d.)
Digital Realty Trust, Inc., REIT	48,247	$2,486,650
Douglas Emmett, Inc., REIT	157,966	2,622,236
Extra Space Storage, Inc., REIT	106,900	1,860,060
FelCor Lodging Trust, Inc., REIT*	120,354	847,292
First Potomac Realty Trust, REIT	185,033	3,112,255
General Growth Properties, Inc., REIT	79,400	1,229,112
Glimcher Realty Trust, REIT	161,369	1,355,500
HCP, Inc., REIT	47,600	1,751,204
Health Care REIT, Inc., REIT	48,466	2,308,920
Host Hotels & Resorts, Inc., REIT	333,888	5,966,579
Hyatt Hotels Corp. (Class A Stock)*	22,975	1,051,336
Kilroy Realty Corp., REIT	194,555	7,095,421
Kimco Realty Corp., REIT	88,239	1,591,832
Liberty Property Trust, REIT	100,003	3,192,096
Macerich Co. (The), REIT	116,272	5,507,805
Mack-Cali Realty Corp., REIT	178,486	5,900,747
Medical Properties Trust, Inc., REIT	117,929	1,277,171
Morgans Hotel Group Co.*	17,792	161,373
Nationwide Health Properties, Inc., REIT	55,387	2,014,979
Pebblebrook Hotel Trust, REIT	40,898	831,047
Post Properties, Inc., REIT	153,615	5,576,224
ProLogis, REIT	270,318	3,903,392
Public Storage, Inc., REIT	74,992	7,605,689
Simon Property Group, Inc., REIT	161,602	16,077,783
SL Green Realty Corp., REIT	52,697	3,557,574
Sovran Self Storage, Inc., REIT	58,500	2,153,385
Strategic Hotels & Resorts, Inc., REIT*	231,682	1,225,598
Taubman Centers, Inc., REIT	45,888	2,316,426
U-Store-It Trust, REIT	550,848	5,249,581
Ventas, Inc., REIT	140,738	7,385,930
Vornado Realty Trust, REIT	83,006	6,916,890
Weingarten Realty Investors, REIT	25,861	614,457

		146,011,240

TOTAL COMMON STOCKS (cost $316,165,068)		369,475,076

PREFERRED STOCK — 0.2%
United States
Taubman Centers, Inc., REIT, 8.00% (cost $433,860)	24,800	631,160

TOTAL LONG-TERM INVESTMENTS (cost $316,598,928)		370,106,236

SHORT-TERM INVESTMENT — 3.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund(w) (cost $11,922,780)	11,922,780	11,922,780

TOTAL INVESTMENTS(o) — 100.5% (cost $328,521,708)		382,029,016
Liabilities in excess of other assets — (0.5)%		(1,938,888)

NET ASSETS — 100.0%		$380,090,128

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following abbreviations are used in the Portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

REIT	Real Estate Investment Trust

*	Non-income producing security.

(o)	As of December 31, 2010, one security representing $394,891 and 0.1% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Prudential Core Investment Fund –Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$32,660,349	$—	$—
Belgium	1,131,436	—	—
Bermuda	6,757,159	—	—
Brazil	6,156,421	—	—
Canada	4,457,421	394,891	—
Finland	2,296,398	—	—
France	12,520,680	—	—
Hong Kong	46,822,411	—	—
Italy	1,235,870	—	—
Japan	50,812,163	—	—
Netherlands	9,615,184	—	—
Norway	588,820	—	—
Singapore	21,235,721	—	—
Sweden	4,915,502	—	—
Switzerland	3,562,139	—	—
United Kingdom	18,301,271	—	—
United States	146,011,240	—	—
Preferred Stock—United States	631,160	—	—
Affiliated Money Market Mutual Fund	11,922,780	—	—

Total	$381,634,125	$394,891	$—

Fair Value of Level 2 investments at 12/31/09 was $136,495,429. $131,208,925 was transferred out of Level 2 into Level 1 at 12/31/10 as a result of no longer using third-party vendor modeling tools due to the lack any significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Retail REIT’s	20.6%
Diversified Real Estate Activities	17.5
Office REIT’s	12.4
Specialized REIT’s	11.9
Diversified REIT’s	9.5
Real Estate Operating Companies	9.1
Residential REIT’s	5.4%
Real Estate Development	5.3
Industrial REIT’s	4.4
Affiliated Money Market Mutual Fund	3.1
Homebuilding	1.0
Hotels, Resorts & Cruise Lines	0.3

100.5
Liabilities in excess of other assets	(0.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2010; accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights
Equity contracts	$18,723

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$(4,627)

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Unaffiliated investments (cost $316,598,928)	$370,106,236
Affiliated investments (cost $11,922,780)	11,922,780
Cash	465,204
Foreign currency, at value (cost $380)	390
Dividends and interest receivable	1,036,834
Receivable for fund share sold	307,884
Tax reclaim receivable	81,768
Prepaid expenses	1,997

Total Assets	383,923,093

LIABILITIES:
Payable for investments purchased	3,603,752
Advisory fees payable	135,815
Accrued expenses and other liabilities	90,781
Shareholder servicing fees payable	2,075
Affiliated transfer agent fee payable	542

Total Liabilities	3,832,965

NET ASSETS	$380,090,128

Net assets were comprised of:
Paid-in capital	$427,428,902
Retained earnings	(47,338,774)

Net assets, December 31, 2010	$380,090,128

Net asset value and redemption price per share, $380,090,128 / 46,757,529 outstanding shares of beneficial interest	$8.13

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $382,872 foreign withholding tax)	$11,552,056
Affiliated dividend income	26,683
Unaffiliated interest income	21

11,578,760

EXPENSES
Advisory fees	2,832,195
Shareholder servicing fees and expenses	283,219
Custodian and accounting fees	162,000
Audit fee	40,000
Trustees’ fees	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Shareholders’ reports	9,000
Commitment fee on syndicated credit agreement	7,000
Legal fees and expenses	6,000
Insurance expenses	3,000
Loan interest expense (Note 7)	1,481
Miscellaneous	19,389

Total expenses	3,383,284

NET INVESTMENT INCOME	8,195,476

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	8,425,777
Foreign currency transactions	(114,335)

8,311,442

Net change in unrealized appreciation (depreciation) on:
Investments	37,277,530
Foreign currencies	(13,134)

37,264,396

NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES	45,575,838

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$53,771,314

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,195,476	$4,592,566
Net realized gain (loss) on investment and foreign currency transactions	8,311,442	(54,907,148)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	37,264,396	102,504,554

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	53,771,314	52,189,972

DISTRIBUTIONS	(4,578,737)	(4,053,143)

FUND SHARE TRANSACTIONS:
Fund share sold [17,208,136 and 18,937,472 shares, respectively]	127,427,361	105,808,909
Fund share issued in reinvestment of distributions [685,440 and 734,265 shares, respectively]	4,578,737	4,053,143
Fund share repurchased [6,673,789 and 16,027,009 shares, respectively]	(45,834,451)	(80,202,387)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	86,171,647	29,659,665

TOTAL INCREASE IN NET ASSETS	135,364,224	77,796,494
NET ASSETS:
Beginning of year	244,725,904	166,929,410

End of year	$380,090,128	$244,725,904

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 91.4%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c)(g) — 2.5%
Advanced Pierre Foods	B1	7.50%	09/24/16	$2	$1,499
Advanced Pierre Foods	B1	7.50%	09/24/16	599	598,003
Advanced Pierre Foods	B1	11.25%	09/24/17	420	424,200
Arizona Chemical US, Inc.	Ba3	7.00%	11/30/16	480	478,800
Avaya, Inc.	B1	3.034%	10/26/14	1,492	1,409,098
Big West Oil	B2	7.00%	03/31/16	660	667,425
Bresnan Communications	Ba3	4.50%	12/15/17	900	904,821
Burlington Coat Factory	B3	2.51%	05/28/13	870	855,861
Burlington Coat Factory	B3	2.51%	05/28/13	880	865,045
Catalent Pharma Solutions, Inc.	Ba3	2.505%	04/10/14	997	953,530
Cenveo Corp.	Ba3	6.25%	12/21/16	700	705,250
Claire’s Stores, Inc.	Caa1	3.049%	05/29/14	13	11,946
Claire’s Stores, Inc.	Caa1	3.049%	05/29/14	698	647,137
Claire’s Stores, Inc.	Caa1	3.049%	05/29/14	4,263	3,952,026
Clear Channel Communications, Inc.	Caa1	3.903%	01/29/16	2,000	1,713,928
First Data Corp.	B1	3.005%	09/24/14	1,200	1,107,000
Freescale Semiconductor, Inc.	B2	4.506%	11/29/13	1,495	1,446,254
Gymboree	B1	5.50%	11/23/17	400	401,812
High Plains Broadcasting	Ba3	9.00%	09/14/16	155	155,231
HSP Gaming LP	B3	11.25%	09/23/14	1,149	1,166,814
HSP Gaming LP	B3	11.25%	09/23/14	111	112,615
Media General, Inc.	NR	4.549%	03/29/13	1,108	1,060,898
Media General, Inc.	NR	4.55%	03/29/13	352	337,497
Michael Foods, Inc.	Ba3	6.25%	06/18/16	831	840,948
Michael Foods, Inc.	Ba3	6.25%	06/18/16	19	19,092
Millennium 2nd Lien Term Loan	B3	6.039%	11/30/14	1,250	1,234,375
Newport Television LLC	B3	9.00%	09/14/16	567	565,965
Quad Graphics	Ba2	5.50%	04/23/16	995	975,515
Styron	B2	7.50%	07/10/16	1,469	1,488,407
Swift Transportation Co.	B2	6.00%	12/21/16	675	675,000
Texas Competitive Electric Holdings Co. LLC	B2	3.758%	10/10/14	5,602	4,323,234
Texas Competitive Electric Holdings Co. LLC	B2	3.758%	10/10/14	118	91,256
Tl Acquisitions, Inc.	B2	2.54%	07/15/14	2,489	2,339,725
Univision Communications, Inc.	B2	4.506%	09/20/14	2,233	2,127,963

TOTAL BANK LOANS
(cost $33,779,062)					34,658,170

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.1%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 144A (cost $1,827,674)	NR	2.01%(c)	11/15/15	2,094	1,866,797

CORPORATE BONDS — 88.3%
Advertising — 0.1%
Affinion Group, Inc., Sr. Notes, 144A	B3	7.875%	12/15/18	800	780,000

Aerospace/Defense — 1.5%
Alliant Techsystems, Inc., Gtd. Notes	Ba3	6.75%	04/01/16	1,800	1,865,250
Alliant Techsystems, Inc., Gtd. Notes	Ba3	6.875%	09/15/20	1,750	1,800,312
BE Aerospace, Inc., Sr. Unsec’d. Notes	Ba3	8.50%	07/01/18	4,000	4,380,000
Colt Defense LLC/Colt Finance Corp., Sr. Unsec’d. Notes, 144A	B3	8.75%	11/15/17	2,000	1,480,000
Esterline Technologies Corp., Gtd. Notes, 144A	Ba3	7.00%	08/01/20	1,000	1,030,000
Kratos Defense & Security Solutions, Inc., Sr. Sec’d. Notes	B3	10.00%	06/01/17	750	830,625
Moog, Inc., Sr. Sub. Notes	Ba3	6.25%	01/15/15	3,757	3,794,570
TransDigm, Inc., Sr. Sub. Notes, 144A	B3	7.75%	12/15/18	4,975	5,149,125

					20,329,882

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Agriculture — 0.1%
Alliance One International, Inc., Gtd. Notes	B2	10.00%	07/15/16	$1,500	$1,537,500

Airlines — 0.7%
American Airlines Pass-Through Trust 2001-02, Pass-Through Certificates	Ba1	6.978%	10/01/12	31	31,581
American Airlines, Inc., Sr. Sec’d. Notes	B2	10.50%	10/15/12	2,500	2,740,625
Continental Airlines 2004-ERJ1 Pass-Through Trust, Pass-Through Certificates	Ba3	9.558%	03/01/21	823	826,879
Continental Airlines 2005-ERJ1 Pass-Through Trust, Pass-Through Certificates	Ba3	9.798%	04/01/21	1,366	1,386,317
Delta Air Lines, Inc., Sr. Sec’d. Notes, 144A	Ba2	9.50%	09/15/14	587	639,096
UAL 2009-2A Pass-Through Trust, Pass-Through Certificates	Baa2	9.75%	01/15/17	3,426	3,940,144

					9,564,642

Apparel — 0.1%
Quicksilver, Inc., Gtd. Notes	Caa1	6.875%	04/15/15	1,250	1,221,875

Automotive — 3.1%
Allison Transmission, Inc., Gtd. Notes, 144A(a)	Caa2	11.00%	11/01/15	1,700	1,853,000
American Axle & Manufacturing Holdings, Inc., Sr. Sec’d. Notes, 144A	Ba2	9.25%	01/15/17	2,000	2,235,000
ArvinMeritor, Inc., Gtd. Notes(a)	Caa1	8.125%	09/15/15	1,725	1,804,781
Ford Motor Co., Sr. Unsec’d. Notes	Ba3	7.45%	07/16/31	3,000	3,213,750
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba2	6.625%	08/15/17	625	656,869
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba2	7.00%	04/15/15	6,000	6,447,672
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba2	8.00%	12/15/16	650	726,348
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba2	8.125%	01/15/20	7,300	8,492,915
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba2	8.70%	10/01/14	3,000	3,378,471
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba2	12.00%	05/15/15	1,500	1,886,909
Goodyear Tire & Rubber Co. (The), Sr. Unsec’d. Notes	B1	10.50%	05/15/16	1,050	1,197,000
Lear Corp., Gtd. Notes	Ba3	7.875%	03/15/18	3,050	3,263,500
Navistar International Corp., Gtd. Notes	B1	8.25%	11/01/21	3,000	3,225,000
Oshkosh Corp., Gtd. Notes	B2	8.25%	03/01/17	350	380,625
Oshkosh Corp., Gtd. Notes	B2	8.50%	03/01/20	350	384,125
TRW Automotive, Inc., Gtd. Notes, 144A	Ba2	7.00%	03/15/14	3,360	3,595,200

					42,741,165

Banking — 1.7%
BAC Capital Trust VI, Ltd. Gtd. Notes	Baa3	5.625%	03/08/35	900	762,142
Bank of America Corp., Jr. Sub. Notes	Ba3	8.00%(c)	12/29/49	8,375	8,440,325
Bank of America Corp., Jr. Sub. Notes(a)	Ba3	8.125%(c)	12/29/49	600	604,680
BankAmerica Institutional Capital B, Ltd. Gtd. Notes, 144A	Baa3	7.70%	12/31/26	275	275,000
Barclays Bank PLC, Jr. Sub. Notes, 144A (United Kingdom)	Baa2	7.434%(c)	09/29/49	2,550	2,492,625
HBOS PLC, Sub. Notes, 144A (United Kingdom)	Baa3	6.00%	11/01/33	4,460	3,325,657
NB Capital Trust IV, Ltd. Gtd. Notes	Baa3	8.25%	04/15/27	750	759,375
Regions Financial Corp., Sub. Notes(a)	B1	7.375%	12/10/37	3,314	3,098,590
Wachovia Capital Trust III, Ltd. Gtd. Notes	Baa3	5.80%(c)	03/29/49	4,000	3,470,000

					23,228,394

Brokerage
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, 144A(g)(i)	NR	8.16%	05/30/24	15	34,055

Building Materials — 0.9%
Associated Materials LLC, Sr. Sec’d. Notes, 144A	B3	9.125%	11/01/17	1,250	1,306,250
Building Materials Corp. of America, Gtd. Notes, 144A(a)	B1	7.50%	03/15/20	725	737,688
Building Materials Corp. of America, Sr. Notes, 144A(a)	B1	6.875%	08/15/18	2,450	2,425,500
Building Materials Corp. of America, Sr. Sec’d. Notes, 144A(a)	Ba2	7.00%	02/15/20	4,250	4,366,875
Texas Industries, Inc., Gtd. Notes, 144A(a)	B3	9.25%	08/15/20	3,650	3,878,125

					12,714,438

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Chemicals — 2.7%
Celanese US Holdings LLC, Gtd. Notes, 144A(a)	Ba3	6.625%	10/15/18	$1,000	$1,032,500
CF Industries, Inc., Gtd. Notes	B1	6.875%	05/01/18	2,925	3,129,750
CF Industries, Inc., Gtd. Notes	B1	7.125%	05/01/20	650	711,750
Chemtura Corp., Gtd. Notes, 144A	B1	7.875%	09/01/18	1,000	1,062,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sec’d. Notes, 144A	Caa1	9.00%	11/15/20	2,985	3,156,637
Lyondell Chemical Co., Sr. Sec’d. Notes	B2	11.00%	05/01/18	7,500	8,493,750
Lyondell Chemical Co., Sr. Sec’d. Notes, 144A	Ba2	8.00%	11/01/17	3,679	4,069,894
Momentive Performance Materials, Inc., Sec’d. Notes, 144A(a)	Caa1	9.00%	01/15/21	1,175	1,239,625
Nalco Co., Sr. Notes, 144A	Ba2	6.625%	01/15/19	1,790	1,830,275
Nova Chemicals Corp., Sr. Unsec’d. Notes (Canada)	B1	8.375%	11/01/16	3,500	3,727,500
Omnova Solutions, Inc., Gtd. Notes, 144A	B2	7.875%	11/01/18	160	161,200
PolyOne Corp., Sr. Unsec’d. Notes(a)	Ba3	7.375%	09/15/20	3,125	3,238,281
Solutia, Inc., Gtd. Notes	B1	7.875%	03/15/20	1,150	1,230,500
TPC Group LLC, Sr. Sec’d. Notes, 144A	B1	8.25%	10/01/17	1,685	1,765,038
Vertellus Specialties, Inc., Sr. Sec’d. Notes, 144A	B1	9.375%	10/01/15	2,050	2,173,000

					37,022,200

Coal — 0.6%
Arch Coal, Inc., Gtd. Notes	B1	7.25%	10/01/20	700	738,500
CONSOL Energy, Inc., Gtd. Notes, 144A	B1	8.00%	04/01/17	1,500	1,597,500
Foresight Energy LLC/Foresight Energy Corp., Gtd. Notes, 144A(a)	Caa1	9.625%	08/15/17	1,250	1,331,250
Murray Energy Corp., Sr. Sec’d. Notes, 144A	B3	10.25%	10/15/15	1,415	1,485,750
Patriot Coal Corp., Gtd. Notes	B3	8.25%	04/30/18	1,000	1,017,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Gtd. Notes	B2	8.25%	04/15/18	1,500	1,545,000

					7,715,500

Commercial Services — 1.0%
ACE Cash Express, Inc., Sr. Notes, 144A	Caa1	10.25%	10/01/14	1,250	1,100,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	B3	9.625%	03/15/18	1,919	2,067,723
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A	B3	8.25%	01/15/19	700	707,000
Block Financial LLC, Gtd. Notes(a)	Baa2	5.125%	10/30/14	625	618,292
Block Financial LLC, Gtd. Notes	Baa2	7.875%	01/15/13	125	131,043
Catalent Pharma Solutions, Inc., Gtd. Notes, PIK	Caa1	9.50%	04/15/15	3,500	3,535,000
Cenveo Corp., Sr. Sec’d. Notes	B3	8.875%	02/01/18	750	725,625
Corrections Corp. of America, Gtd. Notes	Ba2	7.75%	06/01/17	1,500	1,591,875
Garda World Security Corp., Sr. Unsec’d. Notes, 144A (Canada)	B3	9.75%	03/15/17	1,000	1,072,500
Iron Mountain, Inc., Gtd. Notes	B1	8.00%	06/15/20	1,250	1,312,500
Rent-A-Center, Inc., Sr. Unsec’d. Notes, 144A(a)	Ba3	6.625%	11/15/20	600	597,000

					13,458,558

Computers
Stream Global Services, Inc., Sr. Sec’d. Notes	B1	11.25%	10/01/14	500	503,750

Construction Machinery — 1.3%
Ashtead Capital, Inc., Sec’d. Notes, 144A	B2	9.00%	08/15/16	1,000	1,042,500
RSC Equipment Rental, Inc./RSC Holdings III LLC, Sr. Unsec’d. Notes(a)	Caa2	9.50%	12/01/14	5,000	5,250,000
Terex Corp., Sr. Sub. Notes	Caa1	8.00%	11/15/17	4,000	4,040,000
United Rentals North America, Inc., Gtd. Notes	Caa1	8.375%	09/15/20	1,675	1,704,312

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Construction Machinery (cont’d.)
United Rentals North America, Inc., Sr. Unsec’d. Notes	B2	9.25%	12/15/19	$6,000	$6,675,000

					18,711,812

Consumer Cyclical – Services — 0.3%
Brickman Group Holdings, Inc., Sr. Notes, 144A	B3	9.125%	11/01/18	1,450	1,468,125
Mac-Gray Corp., Gtd. Notes	B3	7.625%	08/15/15	1,250	1,228,125
Service Corp. International, Sr. Unsec’d. Notes	B1	7.00%	05/15/19	1,600	1,600,000

					4,296,250

Consumer Products — 0.9%
Affinity Group, Inc., Sr. Sec’d. Notes, 144A	B3	11.50%	12/01/16	1,200	1,179,000
American Achievement Corp., Sr. Sec’d. Notes, 144A(a)	B3	10.875%	04/15/16	3,760	3,854,000
Armored AutoGroup, Inc., Notes	Caa1	9.25%	11/01/18	570	565,725
Jarden Corp., Gtd. Notes(a)	B2	7.50%	05/01/17	1,950	2,054,812
Jarden Corp., Gtd. Notes	Ba3	8.00%	05/01/16	450	489,938
Scotts Miracle-Gro Co. (The), Gtd. Notes	B1	7.25%	01/15/18	1,000	1,052,500
Visant Corp., Sr. Notes, 144A	Caa1	10.00%	10/01/17	3,000	3,187,500

					12,383,475

Distribution/Wholesale — 0.2%
Intcomex, Inc., Sr. Sec’d. Notes, 144A	B3	13.25%	12/15/14	1,191	1,274,370
McJunkin Red Man Corp., Sr. Sec’d. Notes, 144A(a)	B3	9.50%	12/15/16	1,250	1,181,250

					2,455,620

Diversified Financial Services — 0.2%
CNG Holdings, Inc., Sr. Sub. Notes, 144A	NR	13.75%	08/15/15	300	303,000
HSBC Finance Capital Trust IX, Ltd. Gtd. Notes	Baa1	5.911%(c)	11/30/35	500	460,000
ILFC E-Capital Trust I, Ltd. Gtd. Notes, 144A	B3	5.90%(c)	12/21/65	1,600	1,211,296
ILFC E-Capital Trust II, Ltd. Gtd. Notes, 144A	B3	6.25%(c)	12/21/65	520	405,600
Northern Tier Energy LLC/Northern Tier Finance Corp., Sr. Sec’d. Notes, 144A	B1	10.50%	12/01/17	300	306,750

					2,686,646

Diversified Machinery — 0.1%
Liberty Tire Recycling, Gtd. Notes, 144A	B3	11.00%	10/01/16	775	831,188

Diversified Manufacturing — 1.8%
Actuant Corp., Gtd. Notes	Ba2	6.875%	06/15/17	440	449,900
Amsted Industries, Inc., Sr. Notes, 144A(a)	B1	8.125%	03/15/18	3,075	3,263,344
Bombardier, Inc., Sr. Notes, 144A (Canada)	Ba2	7.50%	03/15/18	2,625	2,825,576
Diversey Holdings, Inc., Sr. Unsec’d. Notes	Caa1	10.50%	05/15/20	2,100	2,414,712
Diversey, Inc., Gtd. Notes	B3	8.25%	11/15/19	2,000	2,170,000
Eastman Kodak Co., Sr. Sec’d. Notes, 144A(a)	Ba3	9.75%	03/01/18	1,250	1,275,000
Harland Clarke Holdings Corp., Gtd. Notes	Caa1	9.50%	05/15/15	1,750	1,662,500
J.B. Poindexter & Co., Inc., Gtd. Notes	Caa1	8.75%	03/15/14	425	426,063
Pinafore LLC/Pinafore, Inc., Sr. Sec’d. Notes, 144A	B1	9.00%	10/01/18	3,225	3,483,000
RBS Global, Inc./Rexnord LLC, Gtd. Notes(a)	Caa1	8.50%	05/01/18	4,000	4,250,000
SPX Corp., Gtd. Notes, 144A	Ba1	6.875%	09/01/17	1,000	1,062,500
Trimas Corp., Sr. Sec’d. Notes	B-(d)	9.75%	12/15/17	1,250	1,368,750

					24,651,345

Electric — 3.7%
AES Corp. (The), Sr. Unsec’d. Notes	B1	7.75%	10/15/15	2,425	2,588,687
AES Corp. (The), Sr. Unsec’d. Notes	B1	8.00%	10/15/17	3,000	3,172,500
AES Corp. (The), Sr. Unsec’d. Notes(a)	B1	9.75%	04/15/16	1,125	1,257,187
AES Ironwood LLC, Sr. Sec’d. Notes	B2	8.857%	11/30/25	137	136,063

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Electric (cont’d.)
AES Red Oak LLC, Sr. Sec’d. Notes	B2	8.54%	11/30/19	$1,188	$1,182,474
Belden, Inc., Notes	Ba2	9.25%	06/15/19	750	822,188
Calpine Corp., Sr. Sec’d. Notes, 144A(a)	B1	7.50%	02/15/21	4,935	4,860,975
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	Caa2	7.125%	05/15/18	2,000	1,270,000
Dynegy Roseton/Danskammer Pass-Through Trust, Series B, Pass-Through Certificates	Caa2	7.67%	11/08/16	3,800	3,572,000
Edison Mission Energy, Sr. Unsec’d. Notes	B3	7.20%	05/15/19	1,500	1,158,750
Energy Future Holdings Corp., Sr. Sec’d. Notes	Caa3	9.75%	10/15/19	1,183	1,192,826
Energy Future Holdings Corp., Sr. Sec’d. Notes, 144A	Caa3	10.00%	01/15/20	925	951,615
Energy Future Intermediate Holding Co. LLC/ EFIH Finance, Inc., Sr. Sec’d. Notes	Caa3	10.00%	12/01/20	2,000	2,062,546
GenOn Energy, Inc., Sr. Unsec’d. Notes	B3	7.875%	06/15/17	3,800	3,686,000
Ipalco Enterprises, Inc., Sr. Sec’d. Notes, 144A	Ba1	7.25%	04/01/16	1,470	1,569,225
Midwest Generation LLC, Pass-Through Certificates	Ba2	8.56%	01/02/16	3,027	3,056,916
Mirant Mid Atlantic Pass-Through Trust B, Pass-Through Certificates	Ba1	9.125%	06/30/17	2,773	2,980,684
Mirant Mid Atlantic Pass-Through Trust C, Pass-Through Certificates	Ba1	10.06%	12/30/28	487	540,733
NRG Energy, Inc., Gtd. Notes	B1	7.375%	02/01/16	14,500	14,862,500
Reliant Energy Mid-Atlantic Power Holdings LLC, Pass-Through Certificates	Ba1	9.681%	07/02/26	100	106,750
Sithe/Independence Funding Corp., Sr. Sec’d. Notes	Ba3	9.00%	12/30/13	518	536,997

					51,567,616

Electronics — 0.2%
Communications & Power Industries, Inc., Gtd. Notes	B3	8.00%	02/01/12	750	750,000
Stoneridge, Inc., Sr. Sec’d. Notes, 144A	B3	9.50%	10/15/17	1,500	1,620,000

					2,370,000

Engineering & Construction — 0.1%
New Enterprise Stone & Lime Co., Sr. Notes, 144A	Caa1	11.00%	09/01/18	1,000	950,000
Tutor Perini Corp., Gtd. Notes, 144A(a)	Ba3	7.625%	11/01/18	540	542,700

					1,492,700

Entertainment — 1.3%
AMC Entertainment Holdings, Inc., Sr. Sub. Notes, 144A(a)	Caa1	9.75%	12/01/20	3,150	3,276,000
Cedar Fair LP/Canada’s Wonderland Co., Gtd. Notes, 144A	B2	9.125%	08/01/18	1,000	1,076,250
Chukchansi Economic Development Authority, Sr. Unsec’d. Notes, 144A	B3	8.00%	11/15/13	672	446,880
Isle of Capri Casinos, Inc., Gtd. Notes(a)	Caa2	7.00%	03/01/14	1,500	1,470,000
NAI Entertainment Holdings LLC, Sr. Sec’d. Notes, 144A	B1	8.25%	12/15/17	3,025	3,176,250
Universal City Development Partners Ltd./UCDP Finance, Inc., Gtd. Notes	B3	8.875%	11/15/15	3,400	3,612,500
Universal City Development Partners Ltd./UCDP Finance, Inc., Gtd. Notes	B3	10.875%	11/15/16	2,000	2,185,000
WMG Acquisition Corp., Gtd. Notes(a)	B1	7.375%	04/15/14	1,000	960,000
WMG Acquisition Corp., Sr. Sec’d. Notes	Ba2	9.50%	06/15/16	2,125	2,279,063

					18,481,943

Food & Beverage — 1.9%
ARAMARK Corp., Gtd. Notes	B3	8.50%	02/01/15	3,400	3,553,000
Bumble Bee Acquisition Corp., Sr. Sec’d. Notes, 144A(a)	B2	9.00%	12/15/17	2,640	2,745,600
Constellation Brands, Inc., Gtd. Notes	Ba3	7.25%	09/01/16	125	132,500
Constellation Brands, Inc., Gtd. Notes	Ba3	7.25%	05/15/17	1,850	1,958,687
Cott Beverages, Inc., Gtd. Notes	B3	8.125%	09/01/18	4,500	4,848,750
Darling International, Inc., Gtd. Notes, 144A	B2	8.50%	12/15/18	525	547,313

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Food & Beverage (cont’d.)
Dole Food Co., Inc., Sr. Sec’d. Notes, 144A	B2	8.00%	10/01/16	$500	$527,500
Michael Foods, Inc., Sr. Notes, 144A	Caa1	9.75%	07/15/18	3,000	3,277,500
Pilgrim’s Pride Corp., Gtd. Notes, 144A	B3	7.875%	12/15/18	1,440	1,432,800
Simmons Foods, Inc., Sr. Sec’d. Notes, 144A	B3	10.50%	11/01/17	500	533,750
Smithfield Foods, Inc., Sr. Sec’d. Notes, 144A	B1	10.00%	07/15/14	4,000	4,610,000
Smithfield Foods, Inc., Sr. Unsec’d. Notes	Caa1	7.75%	07/01/17	1,500	1,560,000

					25,727,400

Gaming — 3.6%
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes	Caa1	11.25%	06/01/17	9,620	10,822,500
CCM Merger, Inc., Notes, 144A	Caa3	8.00%	08/01/13	4,325	4,206,062
Harrah’s Operating Co., Inc., Sr. Sec’d. Notes, 144A(a)	Ca	12.75%	04/15/18	3,000	3,015,000
Marina District Finance Co., Inc., Sr. Sec’d. Notes, 144A	B2	9.50%	10/15/15	4,500	4,421,250
MGM Resorts International, Gtd. Notes	Caa1	7.50%	06/01/16	2,980	2,786,300
MGM Resorts International, Sr. Sec’d. Notes	B1	10.375%	05/15/14	4,000	4,490,000
MGM Resorts International, Sr. Sec’d. Notes	B1	11.125%	11/15/17	5,400	6,210,000
MGM Resorts International, Sr. Sec’d. Notes	B1	13.00%	11/15/13	1,550	1,832,875
MGM Resorts International, Sr. Sec’d. Notes, 144A	B1	9.00%	03/15/20	1,500	1,650,000
Seminole Indian Tribe of Florida, Notes, 144A	Ba1	7.75%	10/01/17	1,025	1,058,313
Seneca Gaming Corp., Gtd. Notes, 144A	B1	8.25%	12/01/18	600	601,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., First Mortgage	Ba3	7.75%	08/15/20	5,000	5,412,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., First Mortgage(a)	Ba2	7.875%	11/01/17	3,000	3,232,500

					49,738,800

Gas Distributors — 0.4%
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes, 144A	Ba3	6.50%	05/01/21	1,600	1,560,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	B2	8.625%	06/15/20	750	806,250
Inergy LP/Inergy Finance Corp., Gtd. Notes	Ba3	8.25%	03/01/16	1,250	1,303,125
Inergy LP/Inergy Finance Corp., Gtd. Notes, 144A	Ba3	7.00%	10/01/18	1,450	1,460,875

					5,130,250

Gas Pipelines — 0.8%
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00%	06/15/17	575	606,806
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.25%	06/01/18	1,775	1,900,164
MarkWest Energy Partners LP/Markwest Energy Finance Corp., Gtd. Notes	B1	6.75%	11/01/20	1,585	1,585,000
SemGroup LP, Notes(i)	NR	8.75%	12/31/49	2,555	3
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	B1	8.25%	07/01/16	1,750	1,846,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	B1	7.875%	10/15/18	5,000	5,250,000

					11,188,223

Healthcare — 5.8%
Accellent, Inc., Gtd. Notes, 144A	Caa2	10.00%	11/01/17	5,400	5,103,000
Accellent, Inc., Sr. Sec’d. Notes	B1	8.375%	02/01/17	2,137	2,190,425
Alliance HealthCare Services, Inc., Sr. Unsec’d. Notes	B(d)	8.00%	12/01/16	3,175	2,928,938
Apria Healthcare Group, Inc., Sr. Sec’d. Notes	Ba2	11.25%	11/01/14	5,175	5,653,687
Apria Healthcare Group, Inc., Sr. Sec’d. Notes(a)	B1	12.375%	11/01/14	1,500	1,650,000
Biomet, Inc., Gtd. Notes(a)	Caa1	11.625%	10/15/17	4,880	5,392,400
Biomet, Inc., Gtd. Notes, PIK	B3	10.375%	10/15/17	3,285	3,588,862
Capella Healthcare, Inc., Gtd. Notes, 144A	B3	9.25%	07/01/17	2,175	2,305,500

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Healthcare (cont’d.)
CHS/Community Health Systems, Inc., Gtd. Notes	B3	8.875%	07/15/15	$4,550	$4,777,500
ConvaTec Healthcare E SA, Sr. Unsec’d. Notes, 144A (Luxembourg)(a)	Caa1	10.50%	12/15/18	2,850	2,889,188
DaVita, Inc., Gtd. Notes(a)	B2	6.375%	11/01/18	1,725	1,716,375
HCA, Inc., Sec’d. Notes	B2	9.125%	11/15/14	3,050	3,198,688
HCA, Inc., Sec’d. Notes	B2	9.25%	11/15/16	11,025	11,762,297
HCA, Inc., Sec’d. Notes, PIK	B2	9.625%	11/15/16	1,849	1,980,623
HCA, Inc., Sr. Unsec’d. Notes	Caa1	5.75%	03/15/14	3,000	2,955,000
Healthsouth Corp., Gtd. Notes	B2	7.25%	10/01/18	2,925	2,983,500
Healthsouth Corp., Gtd. Notes	B2	7.75%	09/15/22	1,700	1,755,250
MedAssets, Inc., Sr. Notes, 144A	B3	8.00%	11/15/18	925	929,625
Multiplan, Inc., Gtd. Notes, 144A	Caa1	9.875%	09/01/18	4,500	4,781,250
OnCure Holdings, Inc., Sr. Sec’d. Notes, 144A	B2	11.75%	05/15/17	2,000	1,890,000
Radnet Management, Inc., Sr. Unsec’d. Notes, 144A	Caa1	10.375%	04/01/18	2,000	1,870,000
Res-Care, Inc., Sr. Unsec’d. Notes, 144A	B3	10.75%	01/15/19	2,250	2,317,500
Select Medical Corp., Gtd. Notes	B3	7.625%	02/01/15	5,000	5,000,000
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., Gtd. Notes	B3	8.00%	02/01/18	1,275	1,306,875

					80,926,483

Home Builders — 0.4%
DR Horton, Inc. Gtd. Notes	Ba3	5.625%	01/15/16	1,000	990,000
K Hovnanian Enterprises, Inc., Sr. Sec’d. Notes	B1	10.625%	10/15/16	1,560	1,599,000
Lennar Corp., Gtd. Notes	B3	6.95%	06/01/18	1,700	1,615,000
Meritage Homes Corp., Gtd. Notes	B1	6.25%	03/15/15	1,350	1,356,750

					5,560,750

Home Construction — 0.2%
Standard Pacific Corp., Gtd. Notes	B3	10.75%	09/15/16	300	345,750
Standard Pacific Corp., Gtd. Notes, 144A	B3	8.375%	05/15/18	1,725	1,725,000
Standard Pacific Corp., Gtd. Notes, 144A	B3	8.375%	01/15/21	820	795,400

					2,866,150

Independent Energy — 3.1%
Denbury Resources, Inc., Gtd. Notes	B1	8.25%	02/15/20	4,840	5,251,400
Denbury Resources, Inc., Gtd. Notes	B1	9.75%	03/01/16	750	836,250
Forest Oil Corp., Gtd. Notes	B1	7.25%	06/15/19	2,000	2,030,000
Forest Oil Corp., Gtd. Notes	B1	8.50%	02/15/14	4,500	4,916,250
Harvest Operations Corp., Gtd. Notes, 144A (Canada)	Ba1	6.875%	10/01/17	2,600	2,678,000
Newfield Exploration Co., Sr. Sub. Notes	Ba2	6.875%	02/01/20	1,300	1,368,250
Newfield Exploration Co., Sr. Sub. Notes	Ba2	7.125%	05/15/18	3,800	3,999,500
OPTI Canada, Inc., Sr. Sec’d. Notes (Canada)	Caa3	8.25%	12/15/14	1,185	844,313
Petrohawk Energy Corp., Gtd. Notes	B3	7.25%	08/15/18	3,000	3,030,000
Petrohawk Energy Corp., Gtd. Notes	B3	7.875%	06/01/15	1,350	1,405,687
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	7.50%	01/15/20	3,067	3,367,649
Plains Exploration & Production Co., Gtd. Notes	B1	7.00%	03/15/17	1,000	1,027,500
Plains Exploration & Production Co., Gtd. Notes(a)	B1	7.625%	04/01/20	4,750	5,005,312
Range Resources Corp., Gtd. Notes	Ba3	6.75%	08/01/20	1,275	1,314,844
Range Resources Corp., Gtd. Notes	Ba3	7.25%	05/01/18	2,760	2,911,800
Range Resources Corp., Gtd. Notes	Ba3	7.50%	05/15/16	2,300	2,386,250
Range Resources Corp., Gtd. Notes	Ba3	7.50%	10/01/17	900	948,375

					43,321,380

Insurance — 2.2%
Fairfax Financial Holdings Ltd., Sr. Unsec’d. Notes (Canada)	Ba1	7.75%	06/15/17	2,183	2,275,777
Genworth Financial, Inc., Jr. Sub. Notes	Ba1	6.15%(c)	11/15/66	5,000	3,937,500

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance (cont’d.)
Genworth Financial, Inc., Sr. Unsec’d. Notes	Baa3	7.20%	02/15/21	$190	$194,488
HUB International Holdings, Inc., Sr. Sub. Notes, 144A	Caa1	10.25%	06/15/15	2,000	2,005,000
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa3	10.75%(c)	06/15/58	6,000	7,260,000
MetLife Capital Trust X, Jr. Sub. Notes, 144A	Baa2	9.25%	04/08/38	5,900	6,932,500
Nationwide Mutual Insurance Co., Sub. Notes, 144A	A3	9.375%	08/15/39	3,000	3,479,466
Pacific Life Insurance Co., Sub. Notes, 144A	A3	9.25%	06/15/39	3,000	3,898,602

					29,983,333

Internet — 0.1%
Equinix, Inc., Sr. Unsec’d. Notes	Ba2	8.125%	03/01/18	600	627,000
Terremark Worldwide, Inc., Sr. Sec’d. Notes	B1	12.00%	06/15/17	750	858,750

					1,485,750

Iron/Steel — 0.4%
Essar Steel Algoma, Inc., Sr. Sec’d. Notes, 144A (Canada)	B3	9.375%	03/15/15	1,050	1,056,563
Ryerson, Inc., Sr. Sec’d. Notes	Caa1	12.00%	11/01/15	2,000	2,095,000
Steel Dynamics, Inc., Gtd. Notes	Ba2	7.75%	04/15/16	500	526,250
Steel Dynamics, Inc., Gtd. Notes, 144A	Ba2	7.625%	03/15/20	1,000	1,070,000
United States Steel Corp., Sr. Unsec’d. Notes(a)	Ba2	7.375%	04/01/20	1,500	1,537,500

					6,285,313

Life Insurance — 0.9%
American International Group, Inc., Jr. Sub. Debs.(a)	Baa2	8.175%(c)	05/15/58	1,500	1,597,213
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	6.40%	12/15/20	500	524,605
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	8.25%	08/15/18	8,600	9,907,768

					12,029,586

Lodging — 0.6%
Felcor Lodging LP, Sr. Sec’d. Notes(a)	B2	10.00%	10/01/14	1,225	1,372,000
Host Hotels & Resorts LP, Gtd. Notes	Ba1	6.375%	03/15/15	5,250	5,328,750
Host Hotels & Resorts, Inc., Gtd. Notes, 144A	Ba1	6.00%	11/01/20	2,425	2,388,625

					9,089,375

Media — Cable — 5.2%
Bresnan Broadband Holdings LLC, Gtd. Notes, 144A	B3	8.00%	12/15/18	625	643,750
Cablevision Systems Corp., Sr. Unsec’d. Notes(a)	B1	7.75%	04/15/18	700	733,250
CCH II LLC/CCH II Capital Corp., Gtd. Notes	B2	13.50%	11/30/16	1,000	1,192,500
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes .	B2	7.875%	04/30/18	1,700	1,759,500
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes .	B2	8.125%	04/30/20	1,275	1,341,937
Cequel Communications Holdings I LLC/Cequel Capital
Corp., Sr. Unsec’d. Notes, 144A	B3	8.625%	11/15/17	7,096	7,415,320
Charter Communications Operating LLC/Charter
Communications Operating Capital, Sec’d. Notes, 144A(a) .	Ba3	8.00%	04/30/12	8,300	8,715,000
Charter Communications Operating LLC/Charter
Communications Operating Capital, Sec’d. Notes, 144A	Ba3	10.875%	09/15/14	1,000	1,117,500
Citadel Broadcasting Corp., Gtd. Notes, 144A	Ba3	7.75%	12/15/18	150	155,250
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	7.625%	07/15/18	2,875	3,119,375
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	8.50%	04/15/14	1,100	1,208,625
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	8.50%	06/15/15	2,275	2,468,375
CSC Holdings LLC, Sr. Unsec’d. Notes(a)	Ba3	8.625%	02/15/19	4,375	4,943,750
DISH DBS Corp., Gtd. Notes	Ba3	6.625%	10/01/14	1,000	1,037,500
DISH DBS Corp., Gtd. Notes	Ba3	7.00%	10/01/13	2,000	2,135,000
DISH DBS Corp., Gtd. Notes	Ba3	7.875%	09/01/19	1,000	1,045,000
Entravision Communications Corp., Sr. Sec’d. Notes, 144A	B1	8.75%	08/01/17	1,000	1,055,000
Insight Communications Co., Inc., Sr. Notes, 144A(a)	B3	9.375%	07/15/18	2,950	3,141,750
McClatchy Co. (The), Sr. Sec’d. Notes	B1	11.50%	02/15/17	2,000	2,247,500

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Media – Cable (cont’d.)
Mediacom LLC/Mediacom Capital Corp., Unsec’d. Notes	B3	9.125%	08/15/19	$1,025	$1,045,500
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., Sr. Sec’d. Notes, 144A(a)	B3	8.875%	04/15/17	1,750	1,859,375
Quebecor Media, Inc., Sr. Unsec’d. Notes (Canada)	B1	7.75%	03/15/16	1,500	1,548,750
Sirius XM Radio, Inc., Gtd. Notes, 144A(a)	B3	8.75%	04/01/15	1,000	1,082,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Sr. Sec’d. Notes, 144A (Germany)	B1	8.125%	12/01/17	5,255	5,491,475
UPC Holding BV, Sec’d. Notes, 144A (Netherlands)	B2	9.875%	04/15/18	2,000	2,190,000
Videotron Ltee, Gtd. Notes (Canada)	Ba1	9.125%	04/15/18	6,600	7,359,000
Virgin Media Finance PLC, Gtd. Notes (United Kingdom)	Ba3	8.375%	10/15/19	580	633,650
Virgin Media Finance PLC, Gtd. Notes (United Kingdom)	Ba3	9.50%	08/15/16	3,900	4,407,000
XM Satellite Radio, Inc., Gtd. Notes, 144A	B3	13.00%	08/01/13	1,000	1,190,000

					72,283,132

Media – Non-Cable — 6.7%
Cengage Learning Acquisitions, Inc., Sr. Notes, 144A	Caa2	10.50%	01/15/15	2,000	2,065,000
Checkout Holdings Corp., Notes(a)	B3	Zero	11/15/15	1,200	748,500
Clear Channel Communications, Inc., Sr. Unsec’d. Notes	Ca	4.90%	05/15/15	1,000	770,000
Clear Channel Communications, Inc., Sr. Unsec’d. Notes	Ca	5.50%	12/15/16	4,100	2,665,000
Clear Channel Worldwide Holdings, Inc., Gtd. Notes(a)	B2	9.25%	12/15/17	2,700	2,936,250
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	B2	9.25%	12/15/17	3,500	3,832,500
CW Media Holdings, Inc., Gtd. Notes, PIK, 144A (Canada)	Ba2	13.50%	08/15/15	13,879	15,752,901
Gannett Co., Inc., Gtd. Notes, 144A	Baa3	7.125%	09/01/18	250	250,625
Gray Television, Inc., Sr. Sec’d. Notes(a)	Caa2	10.50%	06/29/15	4,000	4,030,000
Intelsat Corp., Sr. Unsec’d. Notes	B3	9.25%	06/15/16	1,300	1,404,000
Intelsat Intermediate Holding Co. SA, Gtd. Notes (Luxembourg)	CCC+(d)	9.50%	02/01/15	1,054	1,085,620
Intelsat Jackson Holdings Ltd., Gtd. Notes (Luxembourg)	B3	9.50%	06/15/16	2,500	2,637,500
Intelsat Luxembourg SA, Gtd. Notes (Luxembourg)(a)	Caa3	11.25%	02/04/17	7,202	7,850,180
Intelsat Luxembourg SA, Gtd. Notes, PIK (Luxembourg)	Caa3	11.50%	02/04/17	2,625	2,900,901
Intelsat Subsidiary Holding Co. Ltd., Gtd. Notes (Bermuda)	B3	8.875%	01/15/15	5,200	5,343,000
Lamar Media Corp., Gtd. Notes	B1	6.625%	08/15/15	371	380,275
Lamar Media Corp., Gtd. Notes	B1	7.875%	04/15/18	1,750	1,859,375
Lamar Media Corp., Gtd. Notes	Ba3	9.75%	04/01/14	4,875	5,606,250
LIN Television Corp., Gtd. Notes	B3	6.50%	05/15/13	4,000	4,002,500
LIN Television Corp., Gtd. Notes	Ba3	8.375%	04/15/18	4,650	4,929,000
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	Caa1	11.50%	05/01/16	2,500	2,887,500
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	Caa1	12.50%	08/01/16	301	316,050
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	Caa1	7.75%	10/15/18	3,575	3,700,125
Salem Communications Corp., Sr. Sec’d. Notes	B2	9.625%	12/15/16	2,085	2,210,100
Sinclair Television Group, Inc., Sec’d. Notes, 144A	Ba3	9.25%	11/01/17	3,000	3,247,500
Sinclair Television Group, Inc., Sr. Notes, 144A	B2	8.375%	10/15/18	1,800	1,858,500
SSI Investments II/SSI Co-Issuer LLC, Notes	Caa1	11.125%	06/01/18	4,000	4,340,000
Umbrella Acquisition, Inc., Gtd. Notes, PIK, 144A	Caa2	9.75%	03/15/15	2,665	2,878,009

					92,487,161

Metals & Mining — 1.6%
FMG Resources August 2006 Pty Ltd., Sr. Notes, 144A (Australia)(a)	B1	6.875%	02/01/18	3,150	3,134,250
Metals USA, Inc., Sr. Sec’d. Notes	B3	11.125%	12/01/15	5,750	6,051,875
Noranda Aluminum Acquisition Corp., Gtd. Notes, PIK	B3	5.193%	05/15/15	513	464,013
Novelis, Inc., Gtd. Notes, 144A (Canada)	B2	8.375%	12/15/17	1,350	1,397,250
Novelis, Inc., Gtd. Notes, 144A (Canada)(a)	B2	8.75%	12/15/20	9,975	10,349,063
Rain CII Carbon LLC/CII Carbon Corp., Sr. Sec’d. Notes, 144A	B1	8.00%	12/01/18	1,050	1,076,250

					22,472,701

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Captive – Consumer — 0.7%
American General Finance Corp., Sr. Unsec’d. Notes, MTN	B3	5.40%	12/01/15	$4,000	$3,155,000
American General Finance Corp., Sr. Unsec’d. Notes, MTN	B3	6.90%	12/15/17	4,875	3,936,562
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.00%	03/25/20	2,425	2,458,720

					9,550,282

Non-Captive – Diversified — 3.3%
Ally Financial, Inc., Gtd. Notes	B3	8.00%	03/15/20	1,500	1,638,750
Ally Financial, Inc., Gtd. Notes	B3	8.30%	02/12/15	12,000	13,200,000
CIT Group, Inc., Sr. Sec’d. Notes(a)	B3	7.00%	05/01/13	2,011	2,051,220
CIT Group, Inc., Sr. Sec’d. Notes(a)	B3	7.00%	05/01/14	6,175	6,236,300
CIT Group, Inc., Sr. Sec’d. Notes	B3	7.00%	05/01/16	4,000	4,014,923
CIT Group, Inc., Sr. Sec’d. Notes(a)	B3	7.00%	05/01/17	4,104	4,114,555
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	6.75%	09/01/16	2,500	2,668,750
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	8.25%	12/15/20	250	257,500
International Lease Finance Corp., Sr. Unsec’d. Notes, 144A(a)	B1	8.625%	09/15/15	1,200	1,290,000
International Lease Finance Corp., Sr. Unsec’d. Notes, 144A .	B1	8.75%	03/15/17	3,500	3,753,750
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN .	B1	5.55%	09/05/12	1,000	1,011,250
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN .	B1	5.75%	06/15/11	2,650	2,663,250
KKR Group Finance Co., Gtd. Notes, 144A	A-(d)	6.375%	09/29/20	3,000	2,987,181

					45,887,429

Oil & Field Services — 0.4%
Cie Generale de Geophysique-Veritas, Gtd. Notes (France)	Ba3	7.50%	05/15/15	3,625	3,688,437
Cie Generale de Geophysique-Veritas, Gtd. Notes (France)	Ba3	9.50%	05/15/16	500	545,000
Precision Drilling Corp., Gtd. Notes, 144A (Canada)(a)	Ba2	6.625%	11/15/20	1,205	1,226,088

					5,459,525

Oil & Gas — 2.3%
Alta Mesa Holdings/Alta Mesa Finance Services Corp., Sr. Notes, 144A	B3	9.625%	10/15/18	1,000	971,250
Antero Resources Finance Corp., Gtd. Notes	Caa1	9.375%	12/01/17	600	627,750
Berry Petroleum Co., Sr. Unsec’d. Notes	B2	6.75%	11/01/20	2,700	2,713,500
Bill Barrett Corp., Gtd. Notes	B1	9.875%	07/15/16	3,100	3,402,250
Brigham Exploration Co., Gtd. Notes, 144A	Caa2	8.75%	10/01/18	1,000	1,080,000
Carrizo Oil & Gas, Inc., Gtd. Notes, 144A	B3	8.625%	10/15/18	452	465,560
Chesapeake Energy Corp., Gtd. Notes	Ba3	9.50%	02/15/15	2,500	2,818,750
Citgo Petroleum Corp., Sr. Sec’d. Notes, 144A	Ba2	11.50%	07/01/17	1,175	1,316,000
Comstock Resources, Inc., Gtd. Notes	B2	8.375%	10/15/17	2,025	2,030,062
Forbes Energy Services LLC/Forbes Energy Capital, Inc., Sec’d. Notes	Caa1	11.00%	02/15/15	1,000	980,000
Frontier Oil Corp., Gtd. Notes	Ba3	6.875%	11/15/18	315	321,300
Gibson Energy ULC/GEP Midstream Finance Corp., Gtd. Notes (Canada)	B3	10.00%	01/15/18	1,000	1,015,000
Helix Energy Solutions Group, Inc., Gtd. Notes, 144A	B3	9.50%	01/15/16	1,250	1,284,375
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 144A(a)	B2	7.625%	04/15/21	400	413,000
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 144A	B2	8.00%	02/15/20	750	794,063
Key Energy Services, Inc., Gtd. Notes(a)	B1	8.375%	12/01/14	1,250	1,318,750
NFR Energy LLC/NFR Energy Finance Corp., Gtd. Notes, 144A	Caa1	9.75%	02/15/17	1,250	1,234,375
Parker Drilling Co., Gtd. Notes	B1	9.125%	04/01/18	1,250	1,306,250
Penn Virginia Corp., Sr. Notes	B2	10.375%	06/15/16	3,225	3,595,875
Quicksilver Resources, Inc., Gtd. Notes	B2	11.75%	01/01/16	950	1,106,750
W&T Offshore, Inc., Gtd. Notes, 144A	Caa1	8.25%	06/15/14	1,500	1,458,750
Western Refining, Inc., Sr. Sec’d. Notes, 144A	B3	11.25%	06/15/17	1,250	1,350,000

					31,603,610

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Oil & Gas Services — 0.2%
Calfrac Holdings LP, Sr. Unsec’d. Notes, 144A	B2	7.50%	12/01/20	$340	$344,250
Exterran Holdings, Inc., Gtd. Notes, 144A	Ba3	7.25%	12/01/18	800	796,000
Frac Tech Services LLC/Frac Tech Finance, Inc., Gtd. Notes, 144A	B2	7.125%	11/15/18	265	268,975
Global Geophysical Services, Inc., Gtd. Notes	B3	10.50%	05/01/17	1,250	1,243,750
Trinidad Drilling Ltd., Sr. Unsec’d. Notes, 144A (Canada)	B2	7.875%	01/15/19	485	497,383

					3,150,358

Other Industrials — 0.5%
Altra Holdings, Inc., Sr. Sec’d. Notes	B1	8.125%	12/01/16	1,700	1,802,000
Atkore International, Inc., Sr. Sec’d. Notes, 144A	B3	9.875%	01/01/18	800	832,000
Brightstar Corp., Gtd. Notes, 144A	B1	9.50%	12/01/16	2,220	2,258,850
Interline Brands, Inc., Gtd. Notes, 144A	B2	7.00%	11/15/18	1,200	1,218,000
Thermon Industries, Inc., Sr. Sec’d. Notes, 144A	B1	9.50%	05/01/17	1,085	1,155,525

					7,266,375

Packaging — 2.9%
Ardagh Packaging Finance PLC, Gtd. Notes, 144A (Ireland)(a)	B3	9.125%	10/15/20	4,625	4,810,000
Berry Plastics Corp., Gtd. Notes	Caa2	10.25%	03/01/16	3,000	2,943,750
Berry Plastics Corp., Sr. Sec’d. Notes(a)	B1	8.25%	11/15/15	1,000	1,060,000
Berry Plastics Corp., Sr. Sec’d. Notes	Caa1	9.50%	05/15/18	4,000	4,010,000
Berry Plastics Corp., Sr. Sec’d. Notes, 144A(a)	Caa1	9.75%	01/15/21	2,925	2,895,750
BWAY Parent Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	Caa1	10.125%	11/01/15	1,675	1,691,750
Crown Americas LLC/Crown Americas Capital Corp., Gtd. Notes	Ba3	7.75%	11/15/15	3,000	3,120,000
Graham Packaging Co. LP/GPC Capital Corp. I, Gtd. Notes(a)	Caa1	8.25%	01/01/17	4,000	4,160,000
Greif, Inc., Sr. Unsec’d. Notes	Ba2	6.75%	02/01/17	1,000	1,045,000
Plastipak Holdings, Inc., Sr. Notes, 144A	B3	8.50%	12/15/15	2,000	2,060,000
Plastipak Holdings, Inc., Sr. Notes, 144A	B3	10.625%	08/15/19	1,755	1,972,181
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes, 144A	Caa1	8.50%	05/15/18	3,000	3,015,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes, 144A(a)	Caa1	9.00%	04/15/19	3,325	3,445,531
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A	Ba3	7.125%	04/15/19	2,500	2,543,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A(a)	Ba3	7.75%	10/15/16	2,000	2,115,000

					40,887,712

Paper — 2.2%
ABI Escrow Corp., Sr. Sec’d. Notes, 144A	B1	10.25%	10/15/18	5,842	6,396,990
Cascades, Inc., Gtd. Notes (Canada)	Ba3	7.75%	12/15/17	3,000	3,127,500
Clearwater Paper Corp., Gtd. Notes, 144A	Ba3	7.125%	11/01/18	800	826,000
Georgia-Pacific LLC, Gtd. Notes, 144A	Ba2	7.00%	01/15/15	1,163	1,206,612
Georgia-Pacific LLC, Sr. Unsec’d. Notes	Ba3	8.00%	01/15/24	2,000	2,285,000
Graphic Packaging International, Inc., Gtd. Notes(a)	B3	7.875%	10/01/18	2,500	2,618,750
Graphic Packaging International, Inc., Gtd. Notes	B3	9.50%	06/15/17	1,800	1,964,250
NewPage Corp., Sr. Sec’d. Notes(a)	B2	11.375%	12/31/14	9,750	9,165,000
Verso Paper Holdings LLC/Verso Paper, Inc., Sec’d. Notes(a)	B2	9.125%	08/01/14	3,500	3,605,000

					31,195,102

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pharmaceuticals — 1.5%
Elan Finance PLC/Elan Finance Corp., Gtd. Notes (Ireland)(a)	B2	8.75%	10/15/16	$3,500	$3,517,500
Mylan, Inc., Gtd. Notes, 144A	B1	7.625%	07/15/17	1,600	1,702,000
Mylan, Inc., Gtd. Notes, 144A(a)	B1	7.875%	07/15/20	1,170	1,260,675
Quintiles Transnational Corp., Sr. Notes, PIK, 144A	B3	9.50%	12/30/14	3,300	3,382,500
Valeant Pharmaceuticals International, Gtd. Notes, 144A	B1	6.875%	12/01/18	1,050	1,042,125
Valeant Pharmaceuticals International, Gtd. Notes, 144A(a)	B1	7.00%	10/01/20	2,775	2,740,312
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, Gtd. Notes, 144A (Ireland)	B3	7.75%	09/15/18	7,400	7,474,000

					21,119,112

Pipelines — 0.1%
Crosstex Energy LP/Crosstex Energy Finance Corp., Gtd. Notes	B3	8.875%	02/15/18	1,000	1,071,250
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes, 144A	B3	7.875%	12/15/18	820	815,900

					1,887,150

Real Estate — 0.1%
CB Richard Ellis Services, Inc., Gtd. Notes, 144A	Ba1	6.625%	10/15/20	705	705,000

Real Estate Investment Trusts — 0.6%
Omega Healthcare Investors, Inc., Gtd. Notes	Ba2	7.00%	01/15/16	2,000	2,030,000
Omega Healthcare Investors, Inc., Gtd. Notes, 144A	Ba2	6.75%	10/15/22	3,700	3,667,625
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes, 144A	B2	8.125%	11/01/18	333	343,823
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Baa3	6.75%	04/15/20	600	633,750
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Baa3	8.625%	01/15/12	1,035	1,081,575

					7,756,773

Refining — 0.1%
Petroplus Finance Ltd., Sr. Sec’d. Notes, 144A (Bermuda)(a) .	B2	6.75%	05/01/14	1,870	1,720,400

Restaurants — 0.8%
CKE Restaurants, Inc., Sr. Sec’d. Notes(a)	B2	11.375%	07/15/18	1,250	1,384,375
Dave & Buster’s, Inc., Gtd. Notes	B3	11.00%	06/01/18	500	548,750
DineEquity, Inc., Sr. Unsec’d. Notes, 144A(a)	B3	9.50%	10/30/18	2,820	2,989,200
Dunkin Finance Corp., Sr. Notes, 144A(a)	Caa2	9.625%	12/01/18	200	202,000
Landry’s Restaurants, Inc., Sr. Sec’d. Notes	B3	11.625%	12/01/15	2,250	2,401,875
Landry’s Restaurants, Inc., Sr. Sec’d. Notes, 144A	B3	11.625%	12/01/15	800	854,000
Roadhouse Financing, Inc., Sr. Sec’d. Notes, 144A	B2	10.75%	10/15/17	1,600	1,728,000
Wendy’s/Arby’s Restaurants LLC, Gtd. Notes	B3	10.00%	07/15/16	750	813,750

					10,921,950

Retail — 0.9%
Giraffe Acquisition Corp., Sr. Unsec’d. Notes, 144A	Caa1	9.125%	12/01/18	1,000	1,042,500
Michaels Stores, Inc., Gtd. Notes	Caa2	10.50%	11/01/16	1,500	1,485,000
Michaels Stores, Inc., Sr. Notes, 144A	Caa1	7.75%	11/01/18	1,530	1,526,175
Nebraska Book Co., Inc., Gtd. Notes	Caa2	8.625%	03/15/12	405	354,375
Nebraska Book Co., Inc., Sec’d. Notes	B2	10.00%	12/01/11	1,089	1,083,555
Petco Animal Supplies, Inc., Gtd. Notes, 144A(a)	Caa1	9.25%	12/01/18	640	674,400
Rite Aid Corp., Gtd. Notes(a)	Caa3	9.50%	06/15/17	2,750	2,337,500
Rite Aid Corp., Sr. Sec’d. Notes(a)	Caa2	7.50%	03/01/17	2,500	2,403,125
Rite Aid Corp., Sr. Sec’d. Notes	B3	9.75%	06/12/16	750	825,938
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	Ba3	7.375%	03/15/20	550	587,125

					12,319,693

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Retailers — 1.3%
Neiman Marcus Group, Inc. (The), Gtd. Notes, PIK(a)	Caa1	9.00%	10/15/15	$4,000	$4,190,000
Pantry, Inc. (The), Gtd. Notes	Caa1	7.75%	02/15/14	1,800	1,809,000
Sears Holding Corp., Sr. Sec’d. Notes, 144A(a)	Ba1	6.625%	10/15/18	5,425	5,058,813
Susser Holdings LLC/Susser Finance Corp., Gtd. Notes	B2	8.50%	05/15/16	3,930	4,214,925
Toys R Us Property Co. II LLC, Sr. Sec’d. Notes	Ba1	8.50%	12/01/17	2,500	2,687,500

					17,960,238

Semiconductors — 0.1%
Amkor Technology, Inc., Sr. Unsec’d. Notes(a)	Ba3	7.375%	05/01/18	1,200	1,248,000

Storage
Mobile Mini, Inc., Gtd. Notes, 144A	B2	7.875%	12/01/20	425	439,875

Supermarkets — 0.6%
Albertson’s, Inc., Unsec’d. Notes	B2	7.45%	08/01/29	810	607,500
Albertson’s, Inc., Unsec’d. Notes	B2	7.75%	06/15/26	1,395	1,074,150
American Stores Co., Sr. Unsec’d. Notes	B2	7.90%	05/01/17	200	188,000
American Stores Co., Sr. Unsec’d. Notes, MTN	B2	7.10%	03/20/28	90	68,400
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875%	05/15/17	2,500	2,675,000
Stater Bros Holdings, Inc., Gtd. Notes, 144A	B2	7.375%	11/15/18	1,500	1,537,500
SUPERVALU, Inc., Sr. Unsec’d. Notes	B2	7.50%	11/15/14	2,000	1,930,000

					8,080,550

Technology — 6.0%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	Ba3	8.125%	12/15/17	4,750	5,035,000
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes, 144A	Ba3	7.75%	08/01/20	1,600	1,660,000
Avaya, Inc., Gtd. Notes	Caa2	9.75%	11/01/15	7,600	7,733,000
Buccaneer Merger Sub, Inc., Sr. Notes, 144A	Caa1	9.125%	01/15/19	1,500	1,548,750
DuPont Fabros Technology LP, Gtd. Notes	Ba2	8.50%	12/15/17	4,725	5,055,750
Fidelity National Information Services, Inc., Gtd. Notes, 144A	Ba2	7.625%	07/15/17	750	789,375
First Data Corp., Gtd. Notes	Caa1	9.875%	09/24/15	232	220,980
First Data Corp., Sr. Notes, 144A(a)	Caa1	12.625%	01/15/21	1,033	986,515
First Data Corp., Sr. Sec’d. Notes, 144A(a)	Caa1	8.25%	01/15/21	1,658	1,591,680
Freescale Semiconductor, Inc., Gtd. Notes(a)	Caa3	10.125%	12/15/16	6,025	6,341,312
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A(a)	B2	9.25%	04/15/18	3,200	3,520,000
Interactive Data Corp., Gtd. Notes, 144A	Caa1	10.25%	08/01/18	6,731	7,332,617
Lender Processing Services, Inc., Gtd. Notes	Ba2	8.125%	07/01/16	1,595	1,634,875
NXP BV/NXP Funding LLC, Gtd. Notes (Netherlands)	Caa2	9.50%	10/15/15	2,000	2,140,000
NXP BV/NXP Funding LLC, Sr. Sec’d. Notes, 144A (Netherlands)	B3	9.75%	08/01/18	4,650	5,231,250
Seagate HDD Cayman, Gtd. Notes, 144A (Cayman Islands) .	Ba1	6.875%	05/01/20	1,500	1,432,500
Seagate HDD Cayman, Gtd. Notes, 144A (Cayman Islands)(a)	Ba1	7.75%	12/15/18	6,500	6,581,250
Seagate Technology HDD Holdings, Gtd. Notes (Cayman Islands)	Ba1	6.80%	10/01/16	1,950	1,959,750
Seagate Technology International, Sec’d. Notes, 144A (Cayman Islands)	Baa3	10.00%	05/01/14	2,750	3,224,375
Sensata Technologies BV, Gtd. Notes (Netherlands)(a)	Caa1	8.00%	05/01/14	1,306	1,371,300
Spansion LLC, Gtd. Notes, 144A	B(d)	7.875%	11/15/17	1,025	1,014,750
SunGard Data Systems, Inc., Gtd. Notes	Caa1	10.25%	08/15/15	1,000	1,051,250
SunGard Data Systems, Inc., Gtd. Notes	Caa1	10.625%	05/15/15	4,225	4,658,062
SunGard Data Systems, Inc., Sr. Sec’d. Notes	B3	4.875%	01/15/14	1,705	1,705,000
SunGard Data Systems, Inc., Sr. Unsec’d. Notes, 144A	Caa1	7.625%	11/15/20	1,075	1,088,438
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes, 144A	B3	11.375%	06/15/18	4,100	4,674,000
Unisys Corp., Sr. Sec’d. Notes, 144A	Ba1	12.75%	10/15/14	1,600	1,892,000
Unisys Corp., Sr. Sec’d. Notes, 144A	Ba2	14.25%	09/15/15	1,400	1,669,500

					83,143,279

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Telecommunications — 0.8%
Cincinnati Bell, Inc., Gtd. Notes	B2	8.25%	10/15/17	$1,150	$1,138,500
DigitalGlobe, Inc., Sr. Sec’d. Notes	Ba3	10.50%	05/01/14	1,500	1,711,875
Level 3 Financing, Inc., Gtd. Notes	Caa1	9.25%	11/01/14	2,000	1,985,000
Nextel Communications, Inc., Gtd. Notes	Ba2	7.375%	08/01/15	1,650	1,652,062
NII Capital Corp., Gtd. Notes	B2	8.875%	12/15/19	1,250	1,346,875
PAETEC Holding Corp., Sr. Sec’d. Notes	Ba3	8.875%	06/30/17	1,250	1,334,375
Telesat Canada/Telesat LLC, Sr. Sub. Notes (Canada)	Caa1	12.50%	11/01/17	400	471,000
Telesat Canada/Telesat LLC, Sr. Unsec’d. Notes (Canada)	Caa1	11.00%	11/01/15	1,125	1,262,813

					10,902,500

Textile — 0.3%
Hanesbrands, Inc., Gtd. Notes, 144A	B1	6.375%	12/15/20	2,075	1,971,250
Phillips-Van Heusen Corp., Sr. Unsec’d. Notes	B2	7.375%	05/15/20	1,700	1,806,250

					3,777,500

Transportation — 0.6%
Aircastle Ltd., Sr. Unsec’d. Notes (Bermuda)	Ba3	9.75%	08/01/18	50	54,625
AMGH Merger Sub, Inc., Gtd. Notes, 144A	B2	9.25%	11/01/18	405	425,250
Commercial Barge Line Co., Sr. Sec’d. Notes	B2	12.50%	07/15/17	1,000	1,155,000
General Maritime Corp., Gtd. Notes (Marshall Island)(a)	Caa2	12.00%	11/15/17	1,385	1,336,525
Kansas City Southern de Mexico SA de CV, Sr. Notes, 144A (Mexico)	B1	6.625%	12/15/20	525	526,313
Kansas City Southern de Mexico SA de CV, Sr. Unsec’d. Notes (Mexico)	B1	8.00%	02/01/18	1,250	1,353,125
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc., Sr. Sec’d. Notes (Marshall Island)(a)	Ba3	8.875%	11/01/17	1,425	1,542,562
Quality Distribution LLC/Q.D. Capital Corp., Sr. Sec’d. Notes, 144A	Caa1	9.875%	11/01/18	1,000	992,500
RailAmerica, Inc., Sr. Sec’d. Notes	B1	9.25%	07/01/17	1,475	1,620,656

					9,006,556

Transportation Services — 0.3%
Hertz Corp. (The), Gtd. Notes, 144A(a)	B2	7.50%	10/15/18	4,000	4,150,000

Wireless — 3.7%
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	B2	12.00%	12/01/15	1,132	1,222,560
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A(a)	B2	12.00%	12/01/15	9,903	10,670,482
Cricket Communications, Inc., Gtd. Notes, 144A	B3	7.75%	10/15/20	3,225	3,071,813
Crown Castle International Corp., Sr. Unsec’d. Notes	B1	9.00%	01/15/15	2,400	2,646,000
Digicel Ltd., Sr. Notes, 144A (Bermuda)	B1	8.25%	09/01/17	850	871,250
MetroPCS Wireless, Inc., Gtd. Notes	B2	7.875%	09/01/18	2,000	2,075,000
SBA Telecommunications, Inc., Gtd. Notes(a)	Ba3	8.00%	08/15/16	2,500	2,706,250
Sprint Capital Corp., Gtd. Notes	Ba3	6.90%	05/01/19	7,000	6,912,500
Sprint Nextel Corp., Sr. Unsec’d. Notes	Ba3	6.00%	12/01/16	3,790	3,662,087
Sprint Nextel Corp., Sr. Unsec’d. Notes(a)	Ba3	8.375%	08/15/17	4,550	4,879,875
Wind Acquisition Escrowed, (Luxembourg)	NR	—	—	9,000	—
Wind Acquisition Finance SA, Sec’d. Notes, 144A (Luxembourg)	B2	11.75%	07/15/17	9,000	10,147,500
Wind Acquisition Finance SA, Sr. Sec’d. Notes, 144A (Luxembourg)	Ba2	7.25%	02/15/18	2,375	2,416,563

					51,281,880

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Wirelines — 1.5%
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	8.125%	10/01/18	$3,500	$3,841,250
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	8.50%	04/15/20	2,400	2,622,000
Qwest Communications International, Inc., Gtd. Notes, 144A	Ba2	7.125%	04/01/18	4,500	4,657,500
Windstream Corp., Gtd. Notes	Ba3	7.875%	11/01/17	5,400	5,676,750
Windstream Corp., Gtd. Notes	Ba3	8.625%	08/01/16	3,250	3,420,625

					20,218,125

TOTAL CORPORATE BONDS
(cost $1,188,519,135)					1,222,995,315

				Shares
COMMON STOCKS
Mineral Resources
Zemex Minerals* (cost $0)				368	3

PREFERRED STOCKS — 0.5%
Automotive — 0.3%
General Motors Co., 4.75%, CVT*				60,000	3,246,600

Banking — 0.2%
Citigroup Capital XIII, 7.875%*				106,400	2,863,224

TOTAL PREFERRED STOCKS
(cost $5,681,670)					6,109,824

				Units
WARRANTS*
Gas Pipelines
SemGroup Corp. (Class A Stock), expiring 11/30/14				6,959	30,857

Paper
Smurfit Kappa Funding PLC, expiring 10/01/13, 144A(g)				900	8,781

TOTAL WARRANTS
(cost $0)					39,638

TOTAL LONG-TERM INVESTMENTS
(cost $1,229,807,541)					1,265,669,747

				Shares
SHORT-TERM INVESTMENT — 17.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $234,548,937; includes $152,469,840 of cash collateral for securities on loan) (Note 4)(b)(w)				234,548,937	234,548,937

TOTAL INVESTMENTS — 108.4% (cost $1,464,356,478)(o)					1,500,218,684
Liabilities in excess of other assets(x) — (8.4)%					(115,720,084)

NET ASSETS — 100.0%					$1,384,498,600

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following abbreviations are used in the Portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CVT	Convertible Security

MTN	Medium Term Note

NR	Not Rated by Moody’s or Standard & Poor’s

PIK	Payment-in-Kind

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount are shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $148,496,579; cash collateral of $152,469,840 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2010.

(d)	Standard & Poor’s rating.

(g)	Indicates a security or securities that have been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(o)	As of December 31, 2010, 5 securities representing $64,918 and 0.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

(x)	Liabilities in excess of other assets includes net unrealized appreciation on credit default swap agreements as follows:

Credit default swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/ Obligation	Fair Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit default swaps on credit indices — Sell Protection(1)
Barclays Bank PLC	12/20/15	$10,000	5.00%	Dow Jones CDX NA HY15 V1	$311,085	$(295,278)	$606,363
Barclays Bank PLC	12/20/15	15,000	5.00%	Dow Jones CDX NA HY15 V1	466,627	427,418	39,209
Citigroup, Inc.	12/20/15	25,000	5.00%	Dow Jones CDX NA HY15 V1	777,711	(779,485)	1,557,196

					$1,555,423	$(647,345)	$2,202,768

The Portfolio entered into credit default swap agreements on credit indices as the protection seller to take an active short position with respect to the likelihood of a particular entity’s credit soundness.

(1)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. (2) The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$—	$—	$3
Preferred Stocks	6,109,824	—	—
Warrants	—	39,638	—
Bank Loans	—	34,658,170	—
Commercial Mortgage-Backed Securities	—	1,866,797	—
Corporate Bonds	—	1,222,961,257	34,058
Affiliated Money Market Mutual Fund	234,548,937	—	—
Other Financial Instruments*
Credit Default Swaps	—	2,202,768	—

Total	$240,658,761	$1,261,728,630	$34,061

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Warrants	Asset-Backed Securities
Balance as of 12/31/09	$170,241	$31,316	$19,181,770
Accrued discounts/premiums	—	—	—
Realized gain (loss)	(2,430,017)	—	450,034
Change in unrealized appreciation (depreciation)**	2,394,930	—	(511,269)
Purchases	—	—	—
Sales	(135,151)	—	(19,120,535)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(31,316)	—

Balance as of 12/31/10	$3	$—	$—

	Commercial Mortgage- Backed	Corporate Bond
Balance as of 12/31/09	$2,775,610	$34,899
Accrued discounts/premiums	17,680	—
Realized gain (loss)	55,115	—
Change in unrealized appreciation (depreciation)**	(1,927)	(841)
Purchases	—	—
Sales	(2,846,478)	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/10	$—	$34,058

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

**	Of which, $(844) was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there was 1 Warrant transferred out of Level 3 as a result of using observable inputs on a formula driven price.

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (11.0% represents investments purchased with collateral from securities on loan)	17.0%
Media – Non-Cable	6.7
Technology	6.0
Healthcare	5.8
Media – Cable	5.2
Electric	3.7
Wireless	3.7
Gaming	3.6
Automotive	3.4
Non-Captive – Diversified	3.3
Independent Energy	3.1
Packaging	2.9
Chemicals	2.7
Bank Loans	2.5
Oil & Gas	2.3
Paper	2.2
Insurance	2.2
Banking	1.9
Food & Beverage	1.9
Diversified Manufacturing	1.8
Metals & Mining	1.6
Pharmaceuticals	1.5
Aerospace/Defense	1.5
Wirelines	1.5
Construction Machinery	1.3
Entertainment	1.3
Retailers	1.3
Commercial Services	1.0
Building Materials	0.9
Consumer Products	0.9
Life Insurance	0.9
Retail	0.9
Gas Pipelines	0.8

Restaurants	0.8%
Telecommunications	0.8
Airlines	0.7
Non-Captive – Consumer	0.7
Lodging	0.6
Transportation	0.6
Supermarkets	0.6
Real Estate Investment Trusts	0.6
Coal	0.6
Other Industrials	0.5
Iron/Steel	0.4
Home Builders	0.4
Oil & Field Services	0.4
Gas Distributors	0.4
Consumer Cyclical – Services	0.3
Transportation Services	0.3
Textile	0.3
Oil & Gas Services	0.2
Home Construction	0.2
Diversified Financial Services	0.2
Distribution/Wholesale	0.2
Electronics	0.2
Pipelines	0.1
Commercial Mortgage-Backed Security	0.1
Refining	0.1
Agriculture	0.1
Engineering & Construction	0.1
Internet	0.1
Semiconductors	0.1
Apparel	0.1
Diversified Machinery	0.1
Advertising	0.1
Real Estate	0.1

108.4
Liabilities in excess of other assets	(8.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$2,202,768	Premiums received for swap agreements	$1,074,763
Credit contracts	Premiums paid for swap agreements	427,418	—	—
Equity contracts	Unaffiliated investments	39,638	—	—

Total		$2,669,824		$1,074,763

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$16	$6,132,936	$1,684,529	$(1,463,559)	$—	$6,353,922
Foreign exchange contracts	—	—	—	—	6,932,957	6,932,957
Credit contracts	—	—	—	10,862,859	—	10,862,859

Total	$16	$6,132,936	$1,684,529	$9,399,300	$6,932,957	$24,149,738

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(1,801,013)	$(570,856)	$1,305,555	$—	$(1,066,314)
Foreign exchange contracts	—	—	—	—	(952,675)	(952,675)
Credit contracts	—	—	—	(2,767,773)	—	(2,767,773)
Equity contracts	(33,559)	—	—	—	—	(33,559)

Total	$(33,559)	$(1,801,013)	$(570,856)	$(1,462,218)	$(952,675)	$(4,820,321)

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Written Options(1)	Futures Contracts – Long Positions(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)	Interest Rate Swap Agreements(5)	Credit Default Swap Agreements – Buy Protection(5)	Credit Default Swap Agreements – Sell Protection(5)
$644,279	$209,793,577	$2,082,345	$38,199,945	$22,486,552	$3,283,400	$81,101,405

(1)	Premium Received.
(2)	Value at Trade Date.
(3)	Value at Settlement Date Payable.
(4)	Value at Settlement Date Receivable.
(5)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST HIGH YIELD PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $148,496,579:
Unaffiliated investments (cost $1,229,807,541)	$1,265,669,747
Affiliated investments (cost $234,548,937)	234,548,937
Cash	8,893,552
Deposit with broker	63,892
Dividends and interest receivable	23,371,352
Receivable for fund share sold	5,077,842
Unrealized appreciation on swap agreements	2,202,768
Premiums paid for swap agreements	427,418
Receivable for investments sold	62,289
Prepaid expenses	9,253

Total Assets	1,540,327,050

LIABILITIES:
Payable to broker for collateral for securities on loan	152,469,840
Payable for investments purchased	1,797,750
Premiums received for swap agreements	1,074,763
Advisory fees payable	351,605
Accrued expenses and other liabilities	119,111
Payable for fund share repurchased	8,351
Shareholder servicing fees payable	6,488
Affiliated transfer agent fee payable	542

Total Liabilities	155,828,450

NET ASSETS	$1,384,498,600

Net assets were comprised of:
Paid-in capital	$1,428,258,888
Retained earnings	(43,760,288)

Net assets, December 31, 2010	$1,384,498,600

Net asset value and redemption price per share, $1,384,498,600 / 186,243,941 outstanding shares of beneficial interest	$7.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$88,557,695
Affiliated income from securities lending, net	284,301
Unaffiliated dividend income	139,066
Affiliated dividend income	126,725

89,107,787

EXPENSES
Advisory fees	8,912,245
Shareholder servicing fees and expenses	1,188,289
Custodian and accounting fees	287,000
Audit fee	36,000
Trustees’ fees	18,000
Insurance expenses	12,000
Shareholders’ reports	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	6,000
Loan interest expense (Note 7)	243
Miscellaneous	7,672

Total expenses	10,496,449
Less: shareholder servicing fee waiver	(131,487)

Net expenses	10,364,962

NET INVESTMENT INCOME	78,742,825

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	65,306,646
Futures transactions	6,132,936
Options written transactions	1,684,529
Swap agreement transactions	9,399,300
Foreign currency transactions	2,911,090

85,434,501

Net change in unrealized appreciation (depreciation) on:
Investments	(12,217,206)
Futures	(1,801,013)
Options written	(570,856)
Swap agreements	(1,462,218)
Foreign currencies	(923,103)

(16,974,396)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	68,460,105

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$147,202,930

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$78,742,825	$48,349,697
Net realized gain (loss) on investments and foreign currency transactions	85,434,501	(23,528,583)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(16,974,396)	165,211,746

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	147,202,930	190,032,860

DISTRIBUTIONS	(48,236,262)	(28,385,495)

FUND SHARE TRANSACTIONS:
Fund share sold [134,420,670 and 119,559,518 shares, respectively]	951,442,654	697,225,136
Fund share issued in reinvestment of distributions [7,210,204 and 4,860,530 shares, respectively]	48,236,262	28,385,495
Fund share repurchased [86,193,628 and 56,127,794 shares, respectively]	(611,943,783)	(320,720,681)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	387,735,133	404,889,950

TOTAL INCREASE IN NET ASSETS	486,701,801	566,537,315
NET ASSETS:
Beginning of year	897,796,799	331,259,484

End of year	$1,384,498,600	$897,796,799

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 96.8%
COMMON STOCKS	Shares	Value (Note 2)

Argentina — 0.6%
MercadoLibre, Inc.*(a)	266,309	$17,749,495

Bahamas — 0.1%
Petrominerales Ltd.	80,385	2,680,841

Belgium — 2.1%
Anheuser-Busch InBev NV	878,613	50,251,409
Colruyt SA	139,459	7,091,009

		57,342,418

Bermuda — 0.3%
Credicorp Ltd.	63,647	7,568,265

Brazil — 6.1%
Anhanguera Educacional Participacoes SA	416,500	10,036,145
BR Malls Participacoes SA	3,863,400	39,797,675
OGX Petroleo e Gas Participacoes SA*	5,738,400	69,137,349
PDG Realty SA Empreendimentos e Participacoes	6,379,130	39,043,350
Vale SA, ADR(a)	329,864	11,403,398

		169,417,917

Canada — 3.9%
Brookfield Asset Management, Inc. (Class A Stock)	596,122	19,844,901
Canadian National Railway Co. (NYSE)	549,148	36,501,867
Canadian National Railway Co. (TSX)	184,900	12,338,444
Pacific Rubiales Energy Corp.	289,854	9,838,653
Petrobank Energy & Resources Ltd.*	130,707	3,319,272
Teck Resources Ltd. (Class B Stock)	379,478	23,582,365
Tim Hortons, Inc.	106,035	4,383,022

		109,808,524

Cayman Islands — 0.5%
Baidu, Inc., ADR*	133,969	12,932,028

Chile — 0.7%
Banco Santander Chile SA, ADR(a)	113,596	10,617,818
Lan Airlines SA	304,999	9,524,050

		20,141,868

China — 2.6%
China Shenhua Energy Co. Ltd. (Class H Stock)	3,725,500	15,625,167
China Vanke Co. Ltd. (Class B Stock)	3,464,495	4,278,915
Dongfeng Motor Group Co. Ltd. (Class H Stock)	4,386,000	7,561,291
Industrial & Commercial Bank of China Ltd. (Class H Stock)	932,805	694,852
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	3,387,500	37,872,292
Weichai Power Co. Ltd. (Class H Stock)	1,223,000	7,528,889

		73,561,406

COMMON STOCKS (continued)	Shares	Value (Note 2)

Denmark — 3.6%
Coloplast A/S (Class B Stock)	66,559	$9,044,688
Novo Nordisk A/S (Class B Stock)	448,827	50,611,268
Novozymes A/S (Class B Stock)	153,190	21,338,753
Pandora A/S*	296,156	17,839,283

		98,833,992

Finland — 0.4%
Kone Oyj (Class B Stock)	218,172	12,128,279

France — 8.7%
Accor SA	644,011	28,657,900
Air Liquide SA	81,657	10,327,019
BNP Paribas	525,786	33,451,380
Cie Generale des Etablissements Michelin (Class B Stock)	126,534	9,080,053
EDF Energies Nouvelles SA	91,229	3,859,674
L’Oreal SA	126,971	14,096,389
LVMH Moet Hennessy Louis Vuitton SA	110,050	18,103,183
Pernod-Ricard SA	229,301	21,559,497
Publicis Groupe SA	516,082	26,896,153
Safran SA	221,173	7,832,219
Schneider Electric SA	383,530	57,401,628
Vinci SA	187,121	10,172,093

		241,437,188

Germany — 7.8%
Adidas AG	248,205	16,215,764
BASF SE	777,726	62,045,143
Daimler AG*	470,168	31,873,134
Infineon Technologies AG*	968,840	9,014,784
Metro AG	344,408	24,797,487
SAP AG	291,468	14,839,617
Siemens AG	272,740	33,785,894
ThyssenKrupp AG	613,144	25,387,552

		217,959,375

Hong Kong — 4.2%
CNOOC Ltd.	14,178,100	33,635,776
Hang Lung Properties Ltd.	4,525,000	21,161,454
Li & Fung Ltd.	10,674,400	61,935,910

		116,733,140

India — 2.3%
ICICI Bank Ltd., ADR(a)	1,024,239	51,867,463
Infosys Technologies Ltd.	141,278	10,877,442

		62,744,905

Indonesia — 1.0%
Astra International Tbk PT	1,424,500	8,624,470
Bank Rakyat Indonesia	8,258,100	9,623,757
Indofood Sukses Makmur Tbk PT	11,592,000	6,272,031
Kalbe Farma Tbk PT	8,185,000	2,952,414

		27,472,672

Israel — 1.9%
Teva Pharmaceutical Industries Ltd., ADR	991,478	51,685,748

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS		December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Italy — 0.9%
Saipem SpA	495,713	$24,403,762

Japan — 13.0%
Canon, Inc.	926,400	48,037,246
Daikin Industries Ltd.	296,200	10,506,910
Dena Co. Ltd.	515,400	18,485,587
Denso Corp.	328,300	11,330,171
FamilyMart Co. Ltd.	566,100	21,335,953
Fanuc Corp.	199,700	30,671,992
Honda Motor Co. Ltd.	829,500	32,846,933
Keyence Corp.	50,700	14,687,326
Komatsu Ltd.	1,265,700	38,303,053
Marubeni Corp.	3,598,000	25,304,323
Mitsubishi UFJ Financial Group, Inc.	1,440,800	7,790,506
Mizuho Financial Group, Inc.	3,731,600	7,032,083
Murata Manufacturing Co. Ltd.	162,100	11,360,377
Nitori Holdings Co. Ltd.	77,000	6,733,588
Softbank Corp.	624,100	21,607,896
Sony Financial Holdings, Inc.	2,786	11,272,336
Sumitomo Mitsui Financial Group, Inc.	750,500	26,732,923
Yahoo! Japan Corp.	40,869	15,856,306

		359,895,509

Luxembourg — 0.8%
Millicom International Cellular SA	249,341	23,837,000

Malaysia — 0.9%
CIMB Group Holdings Bhd	3,680,900	10,146,797
Genting Bhd	2,624,700	9,516,506
Kuala Lumpur Kepong Bhd	703,000	5,038,528

		24,701,831

Mexico — 0.9%
America Movil SAB de CV (Class L Stock), ADR	275,863	15,817,984
Coca-Cola Femsa SAB de CV, ADR	97,815	8,062,891

		23,880,875

Netherlands — 1.2%
Core Laboratories NV(a)	80,287	7,149,557
LyondellBasell Industries NV (Class A Stock)*	252,647	8,691,057
Sensata Technologies Holding NV* .	557,608	16,789,577

		32,630,191

Russia — 0.3%
Mail.ru Group Ltd.*	204,959	7,378,524

Singapore — 1.4%
CapitaLand Ltd.	6,872,000	19,866,069
CapitaMalls Asia Ltd.	5,931,000	8,965,707
Jardine Cycle & Carriage Ltd.	352,000	10,038,727

		38,870,503

South Africa — 2.4%
Aspen Pharmacare Holdings Ltd.*	504,670	7,048,909
MTN Group Ltd.	1,762,282	35,959,916
Naspers Ltd. (Class N Stock)	293,010	17,255,898
Truworths International Ltd.	727,000	7,907,332

		68,172,055

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Korea — 1.9%
Hyundai Motor Co.	102,285	$15,637,014
Samsung Electronics Co. Ltd.	44,859	37,510,962

		53,147,976

Spain — 2.5%
Banco Santander SA	1,616,216	17,122,607
Industria de Diseno Textil SA	609,497	45,635,103
Tecnicas Reunidas SA	89,318	5,683,157

		68,440,867

Sweden — 1.3%
Assa Abloy AB (Class B Stock)	563,385	15,873,775
Atlas Copco AB (Class A Stock)	395,942	9,990,314
Hexagon AB (Class B Stock)	260,516	5,585,543
SKF AB (Class B Stock)	205,343	5,849,802

		37,299,434

Switzerland — 6.4%
Compagnie Financiere Richemont SA (Class A Stock)	136,229	8,013,470
Credit Suisse Group AG	323,927	13,050,620
Julius Baer Group Ltd.	548,155	25,678,277
Nestle SA	912,478	53,431,198
Novartis AG	201,239	11,826,827
Sika AG	1,655	3,630,380
Swatch Group AG (The)	105,474	47,017,715
Zurich Financial Services AG	60,101	15,568,409

		178,216,896

Taiwan — 0.3%
HTC Corp.	280,250	8,650,730

Turkey — 0.4%
Turkiye Garanti Bankasi A/S	2,108,484	10,678,980

United Kingdom — 15.4%
Admiral Group PLC	291,576	6,887,085
Aggreko PLC	184,990	4,274,325
AMEC PLC	582,274	10,439,899
Amlin PLC	885,192	5,643,202
Antofagasta PLC	185,008	4,649,718
ARM Holdings PLC	1,318,981	8,704,781
Barclays PLC	5,847,377	23,853,542
BG Group PLC	799,441	16,153,345
BHP Billiton PLC	546,465	21,734,210
Centrica PLC	2,932,733	15,162,056
Compass Group PLC	2,736,477	24,787,857
GlaxoSmithKline PLC	792,257	15,316,475
HSBC Holdings PLC	2,373,044	24,089,319
Johnson Matthey PLC	293,717	9,332,636
Kingfisher PLC	962,310	3,951,862
NEXT PLC	195,963	6,034,096
Petrofac Ltd.	521,133	12,894,264
Reckitt Benckiser Group PLC	938,644	51,585,907
Rolls-Royce Group PLC*	2,856,597	27,746,491
Rolls-Royce Group PLC (Class C Stock)*	191,747,840	298,952
Standard Chartered PLC	1,501,475	40,392,814
Tesco PLC	4,241,482	28,104,612

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (cont’d.)
Tullow Oil PLC	1,302,484	$25,606,990
Vodafone Group PLC	7,184,704	18,572,247
Wood Group (John) PLC	500,094	4,358,474
Xstrata PLC	785,979	18,448,572

		429,023,731

TOTAL LONG-TERM INVESTMENTS (cost $2,283,923,928)		2,689,426,925

SHORT-TERM INVESTMENT — 4.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $113,025,872; includes $39,950,207 of cash collateral for securities on loan)(b)(w)(Note 4)	113,025,872	113,025,872

TOTAL INVESTMENTS — 100.9% (cost $2,396,949,800)		2,802,452,797
Liabilities in excess of other assets(x) — (0.9)%		(25,460,666)

NET ASSETS — 100.0%		$2,776,992,131

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
NYSE	New York Stock Exchange
TSX	Toronto Stock Exchange
BRL	Brazilian Real
JPY	Japanese Yen

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $39,146,629; cash collateral of $39,950,207 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2— Prudential Core Taxable Money Market Fund.

(x)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on forward foreign currency exchange contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Brazilian Real, Expiring 01/05/11	Citigroup Global Markets	BRL 1,209	$720,010	$728,468	$8,458
Japanese Yen, Expiring 01/05/11	JPMorgan Chase	JPY 8,349	102,199	102,829	630
Expiring 01/06/11	State Street Bank	JPY 10,479	128,494	129,064	570

			$950,703	$960,361	$9,658

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Japanese Yen,
Expiring 01/05/11	JPMorgan Chase	JPY 8,349	$102,199	$102,829	$(630)
Expiring 01/05/11	JPMorgan Chase	JPY 117,766	1,441,615	1,450,497	(8,882)

			$1,543,814	$1,553,326	$(9,512)

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$17,749,495	$—	$—
Bahamas	2,680,841	—	—
Belgium	57,342,418	—	—
Bermuda	7,568,265	—	—
Brazil	169,417,917	—	—
Canada	109,808,524	—	—
Cayman Islands	12,932,028	—	—
Chile	20,141,868	—	—
China	73,561,406	—	—
Denmark	98,833,992	—	—
Finland	12,128,279	—	—
France	241,437,188	—	—
Germany	217,959,375	—	—
Hong Kong	116,733,140	—	—
India	62,744,905	—	—
Indonesia	27,472,672	—	—
Israel	51,685,748	—	—
Italy	24,403,762	—	—
Japan	359,895,509	—	—
Luxembourg	23,837,000	—	—
Malaysia	24,701,831	—	—
Mexico	23,880,875	—	—
Netherlands	32,630,191	—	—
Russia	7,378,524	—	—
Singapore	38,870,503	—	—
South Africa	68,172,055	—	—
South Korea	53,147,976	—	—
Spain	68,440,867	—	—
Sweden	37,299,434	—	—
Switzerland	178,216,896	—	—
Taiwan	8,650,730	—	—
Turkey	10,678,980	—	—
United Kingdom	428,724,779	298,952	—
Affiliated Money Market Mutual Fund	113,025,872	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	146	—

Total	$2,802,153,845	$299,098	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 12/31/09 was $1,677,008,068. $933,854,794 was transferred out of Level 2 into Level 1 at 12/31/10 as a result of no longer using third-party vendor modeling tools due to the lack any significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Banks	11.7%
Oil, Gas & Consumable Fuels	8.6
Retail & Merchandising	6.5
Real Estate Operation & Development	5.4
Metals & Mining	5.4
Foods	5.2
Pharmaceuticals	4.7
Telecommunications	4.2
Affiliated Money Market Mutual Fund (1.4% represents investments purchased with collateral from securities on loan)	4.1
Distribution/Wholesale	3.5
Machinery	3.4
Automobile Manufacturers	3.3
Chemicals	2.9
Beverages	2.9
Insurance	2.8
Internet Software & Services	2.7
Consumer Products & Services	2.4
Electrical Equipment	2.1
Semiconductors	1.9

Transportation	1.7%
Office Equipment	1.7
Electronic Components	1.5
Hotels & Motels	1.3
Aerospace & Defense	1.3
Computer Services & Software	1.2
Diversified Manufacturing	1.2
Auto Parts & Equipment	1.0
Advertising	1.0
Biotechnology	0.8
Holding Companies – Diversified	0.6
Media	0.6
Apparel & Textile	0.6
Construction & Engineering	0.6
Healthcare Products	0.5
Commercial Services	0.5
Building Materials	0.5
Airlines	0.3
Agriculture	0.2
Energy	0.1

100.9
Liabilities in excess of other assets	(0.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$9,658	Unrealized depreciation on foreign currency forward contracts	$9,512

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$634,700	$634,700
Equity contracts	1,831	—	1,831

Total	$1,831	$634,700	$636,531

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$146

For the year ended December 31, 2010, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $190,141 and the average value at settlement date receivable for foreign currency exchange sale contracts was $26,718,713.

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $39,146,629:
Unaffiliated investments (cost $2,283,923,928)	$2,689,426,925
Affiliated investments (cost $113,025,872)	113,025,872
Cash	3,695,561
Foreign currency, at value (cost $409,605)	430,432
Receivable for investments sold	10,210,867
Tax reclaim receivable	5,911,130
Receivable for fund share sold	4,879,810
Dividends receivable	2,353,539
Unrealized appreciation on foreign currency forward contracts	9,658
Prepaid expenses	17,033

Total Assets	2,829,960,827

LIABILITIES:
Payable to broker for collateral for securities on loan	39,950,207
Payable for investments purchased	11,705,578
Advisory fees payable	910,876
Accrued expenses and other liabilities	359,629
Payable for fund share repurchased	20,447
Shareholder servicing fees payable	11,905
Unrealized depreciation on foreign currency forward contracts	9,512
Affiliated transfer agent fee payable	542

Total Liabilities	52,968,696

NET ASSETS	$2,776,992,131

Net assets were comprised of:
Paid-in capital	$2,721,181,634
Retained earnings	55,810,497

Net assets, December 31, 2010	$2,776,992,131

Net asset value and redemption price per share, $2,776,992,131 / 240,885,058 outstanding shares of beneficial interest	$11.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $5,333,824 foreign withholding tax)	$41,250,792
Affiliated dividend income	263,838
Affiliated income from securities lending, net	60,252

41,574,882

EXPENSES
Advisory fees	22,945,285
Shareholder servicing fees and expenses	2,294,528
Custodian and accounting fees	856,000
Trustees’ fees	31,000
Audit fee	24,000
Insurance expenses	24,000
Commitment fee on syndicated credit agreement	15,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Shareholders’ reports	9,000
Loan interest expense (Note 7)	2,481
Miscellaneous	35,062

Total expenses	26,257,356
Less: advisory fee waiver and/or expense reimbursement	(812,592)
Less: shareholder servicing fee waiver	(463,359)

Net expenses	24,981,405

NET INVESTMENT INCOME	16,593,477

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	197,560,273
Foreign currency transactions	(10,887,382)

186,672,891

Net change in unrealized appreciation (depreciation) on:
Investments	120,942,416
Foreign currencies	235,090

121,177,506

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	307,850,397

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$324,443,874

.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$16,593,477	$7,931,100
Net realized gain (loss) on investment and foreign currency transactions	186,672,891	(128,662,536)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	121,177,506	537,022,664

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	324,443,874	416,291,228

DISTRIBUTIONS	(7,900,291)	(23,586,421)

FUND SHARE TRANSACTIONS:
Fund share sold [107,671,288 and 106,905,866 shares, respectively]	1,091,242,747	951,551,648
Fund share issued in reinvestment of distributions [858,727 and 2,711,083 shares, respectively]	7,900,291	23,586,421
Fund share repurchased [79,237,333 and 29,968,344 shares, respectively]	(777,224,536)	(233,169,029)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	321,918,502	741,969,040

TOTAL INCREASE IN NET ASSETS	638,462,085	1,134,673,847
NET ASSETS:
Beginning of year	2,138,530,046	1,003,856,199

End of year	$2,776,992,131	$2,138,530,046

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 97.7%

COMMON STOCKS	Shares	Value (Note 2)

Australia — 5.0%
Bendigo and Adelaide Bank Ltd.	833,600	$8,483,415
BHP Billiton Ltd.	468,153	21,666,878
Bradken Ltd.	302,900	2,791,348
Caltex Australia Ltd.	601,900	8,846,491
Challenger Ltd.	1,250,100	6,009,420
Downer EDI Ltd.	989,400	4,644,880
Emeco Holdings Ltd.	5,270,600	5,822,021
Goodman Fielder Ltd.	4,387,100	6,035,174
Metcash Ltd.	1,279,328	5,377,912
Mount Gibson Iron Ltd.*	59,500	129,016
National Australia Bank Ltd.	464,900	11,269,323
OneSteel Ltd.	3,209,100	8,501,058
Pacific Brands Ltd.*	3,053,600	3,060,752
Tabcorp Holdings Ltd.	1,317,222	9,578,964
Tatts Group Ltd.	33	87
Telstra Corp. Ltd.	1,763,100	5,031,194

		107,247,933

Austria — 0.6%
OMV AG	210,500	8,748,213
Voestalpine AG	89,100	4,244,671

		12,992,884

Belgium — 0.5%
AGFA-Gevaert NV*	768,800	3,287,534
Delhaize Group SA	111,749	8,253,534

		11,541,068

Bermuda — 0.4%
Seadrill Ltd.	274,393	9,273,322

Brazil — 1.7%
BM&FBOVESPA SA	1,720,650	13,609,720
Embraer SA, ADR	285,430	8,391,642
Natura Cosmeticos SA	521,800	14,990,748

		36,992,110

Canada — 2.2%
Canadian National Railway Co.	258,130	17,225,109
Canadian Natural Resources Ltd.	375,482	16,253,389
Cenovus Energy, Inc.	109,800	3,675,092
Potash Corp. of Saskatchewan, Inc.	65,070	10,074,788

		47,228,378

China — 1.9%
China Merchants Bank Co. Ltd. (Class H Stock)	5,826,153	14,706,299
Industrial & Commercial Bank of China Ltd. (Class H Stock)	22,923,920	17,076,150
Sinopharm Group Co. (Class H Stock)	2,683,985	9,357,759

		41,140,208

Denmark — 1.7%
Danske Bank A/S*	90,200	2,312,385
H. Lundbeck A/S	119,600	2,272,766
Novo Nordisk A/S (Class B Stock)	237,163	26,743,311
Vestas Wind Systems A/S*	197,761	6,243,349

		37,571,811

COMMON STOCKS (continued)	Shares	Value (Note 2)

Finland — 0.5%
Nokia Oyj	828,000	$8,564,029
Tieto Oyj	171,222	3,239,886

		11,803,915

France — 9.1%
Air Liquide SA	111,251	14,069,721
AXA SA	238,400	3,966,272
BNP Paribas	421,585	26,821,939
Casino Guichard Perrachon SA	91,600	8,929,510
Ciments Francais SA	45,696	4,427,138
Credit Agricole SA	556,700	7,070,245
France Telecom SA	220,200	4,588,910
Lafarge SA	225,692	14,150,801
Lagardere SCA	59,900	2,467,784
LVMH Moet Hennessy Louis Vuitton SA	151,657	24,947,519
Publicis Groupe SA	220,800	11,507,223
Rallye SA	111,495	4,795,300
Renault SA*	133,000	7,731,215
Sanofi-Aventis SA	301,600	19,285,021
SCOR SE	167,900	4,262,959
Societe Generale	93,900	5,046,781
Thales SA	76,500	2,676,830
Total SA	349,200	18,502,238
Vivendi SA	462,000	12,470,969

		197,718,375

Germany — 8.1%
Allianz SE	114,000	13,547,526
Aurubis AG	45,636	2,694,264
BASF SE	132,300	10,554,582
Deutsche Bank AG	361,000	18,862,133
E.ON AG	339,900	10,417,338
Fresenius Medical Care AG & Co. KGaA	273,540	15,802,031
Hannover Rueckversicherung AG	63,700	3,416,407
MTU Aero Engines Holding AG	48,200	3,259,794
Muenchener Rueckversicherungs- Gesellschaft AG	59,300	8,990,131
Rheinmetall AG	85,800	6,898,809
RWE AG	148,800	9,920,265
SAP AG	429,400	21,862,200
Siemens AG	79,900	9,897,679
ThyssenKrupp AG	233,900	9,684,753
Volkswagen AG (PRFC Shares)	159,922	25,943,809
Vossloh AG	24,994	3,189,672

		174,941,393

Greece
Alpha Bank A.E.*	39,800	202,103

Guernsey — 0.2%
Amdocs Ltd.*	189,550	5,206,939

Hong Kong — 2.9%
Chaoda Modern Agriculture Holdings Ltd.	4,592,602	3,444,688
CNOOC Ltd.	10,084,791	23,924,911
First Pacific Co. Ltd.	171,000	153,998

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hong Kong (cont’d.)
Hong Kong Exchanges and Clearing Ltd.	993,558	$22,535,544
Kingboard Chemical Holdings Ltd.	989,500	5,925,950
Yue Yuen Industrial Holdings Ltd.	1,605,000	5,771,376

		61,756,467

India — 0.4%
Coal India Ltd*	1,099,515	7,739,514

Ireland — 0.5%
Covidien PLC	209,830	9,580,838
Irish Life & Permanent Group Holdings PLC*	206,800	298,456

		9,879,294

Israel — 1.6%
Bank Hapoalim BM*	698,900	3,637,786
Elbit Systems Ltd. (NASDAQ GS)	400	21,168
Elbit Systems Ltd. (TASE)	110,800	5,910,790
Teva Pharmaceutical Industries Ltd., ADR	459,945	23,976,933

		33,546,677

Italy — 1.8%
Banco Popolare Scarl	87,100	394,571
Enel SpA	2,269,100	11,340,497
ENI SpA	681,500	14,880,748
Finmeccanica SpA	420,900	4,783,658
Fondiaria-Sai SpA	88,800	743,431
Telecom Italia SpA	5,401,300	6,979,617

		39,122,522

Japan — 16.8%
Aoyama Trading Co. Ltd.	144,900	2,616,374
Astellas Pharma, Inc.	123,500	4,707,877
Canon, Inc.	317,672	16,472,461
Chiba Bank Ltd. (The)	482,000	3,134,573
Circle K Sunkus Co. Ltd.	124,400	1,996,468
COMSYS Holdings Corp.	348,800	3,720,419
Dai-ichi Life Insurance Co. Ltd. (The)	6,370	10,348,602
Fanuc Corp.	86,923	13,350,533
Fuji Fire & Marine Insurance Co. Ltd. (The)	1,239,000	1,693,916
Fukuoka Financial Group, Inc.	1,127,000	4,900,000
Fuyo General Lease Co. Ltd.	132,500	4,342,684
Heiwa Corp.	344,400	4,992,718
Hitachi Capital Corp.	179,000	2,766,905
Itochu Techno-Solutions Corp.	144,900	5,434,419
JX Holdings, Inc.	623,913	4,234,217
KDDI Corp.	1,200	6,931,888
Keihin Corp.	200,100	4,510,198
Keiyo Bank Ltd. (The)	867,000	4,292,819
Komatsu Ltd.	902,917	27,324,388
Konami Corp.	160,100	3,403,530
Kyoei Steel Ltd.	82,500	1,346,379
Kyorin Holdings, Inc.	281,000	4,918,106
Kyowa Exeo Corp.	577,800	5,956,628
Marubeni Corp.	1,429,000	10,049,994

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (cont’d.)
Miraca Holdings, Inc.	129,900	$5,231,839
Mitsubishi Corp.	332,600	9,004,247
Mitsubishi UFJ Financial Group, Inc.	2,959,310	16,001,196
Mitsui & Co. Ltd.	373,700	6,172,333
Mizuho Financial Group, Inc.	5,805,600	10,940,470
Nichirei Corp.	1,380,000	6,373,938
Nippon Electric Glass Co. Ltd.	334,000	4,821,382
Nippon Shokubai Co. Ltd.	508,000	5,255,820
Nippon Telegraph & Telephone Corp.	204,400	9,252,001
Nishi-Nippon City Bank Ltd. (The)	1,839,000	5,594,691
Nissan Shatai Co. Ltd.	616,000	5,379,283
Nisshin Oillio Group Ltd. (The)	706,000	3,582,609
NTT DoCoMo, Inc.	6,100	10,653,775
Sankyo Co. Ltd.	65,300	3,687,652
Sankyu, Inc.	958,000	4,354,009
Seino Holdings Co. Ltd.	622,000	4,274,861
Shimachu Co. Ltd.	203,600	4,767,134
Shizuoka Gas Co. Ltd.	447,000	2,675,724
Sumitomo Bakelite Co. Ltd.	361,000	2,125,360
Sumitomo Corp.	957,300	13,547,699
Sumitomo Mitsui Financial Group, Inc.	501,100	17,849,257
Takeda Pharmaceutical Co. Ltd.	226,800	11,159,823
Toagosei Co. Ltd.	1,206,000	5,644,538
Toppan Forms Co. Ltd.	291,200	2,987,678
Toyo Suisan Kaisha Ltd.	230,000	5,118,980
Toyota Motor Corp.	508,158	20,153,575
Toyota Tsusho Corp.	281,900	4,965,107
Tsuruha Holdings, Inc.	76,000	3,627,294
Yokohama Rubber Co. Ltd. (The)	1,016,200	5,256,854

		363,905,225

Liechtenstein
Verwaltungs-und Privat-Bank AG	4,600	564,791

Luxembourg — 1.0%
ArcelorMittal	544,300	20,642,275

Mexico — 1.5%
America Movil SAB de CV (Class L Stock), ADR	257,730	14,778,238
Wal-Mart de Mexico SAB de CV (Class V Stock)	5,838,020	16,682,083

		31,460,321

Netherlands — 4.7%
Aegon NV*	603,554	3,690,702
Brit Insurance Holdings NV*	114,875	1,866,226
CSM NV	88,209	3,087,132
ING Groep NV, CVA*	1,826,998	17,773,637
Koninklijke Ahold NV	453,400	5,983,695
Koninklijke DSM NV	152,300	8,670,963
Koninklijke Philips Electronics NV	191,800	5,874,489
Nutreco NV	77,900	5,911,752
Royal Dutch Shell PLC (Class B Stock)	978,000	32,249,298
Schlumberger Ltd.	209,689	17,509,031

		102,616,925

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

New Zealand — 0.1%
Air New Zealand Ltd.	1,857,800	$2,171,393

Norway — 0.8%
DnB NOR ASA	284,400	3,991,801
Marine Harvest ASA	6,111,700	6,462,531
Statoil ASA	291,200	6,916,876

		17,371,208

Portugal — 0.1%
Banco Espirito Santo SA	457,600	1,761,105

Singapore — 0.6%
Hong Leong Asia Ltd.	1,721,000	4,197,397
United Overseas Bank Ltd.	567,000	8,040,987

		12,238,384

South Korea — 0.7%
Hyundai Motor Co.	104,409	15,961,725

Spain — 2.9%
Banco Bilbao Vizcaya Argentaria SA	447,900	4,524,908
Banco Espanol de Credito SA	684,581	5,671,832
Banco Santander SA	1,383,000	14,651,857
Repsol YPF SA	437,700	12,195,215
Telefonica SA	1,103,988	25,027,937

		62,071,749

Sweden — 2.3%
Boliden AB	600,400	12,203,234
Electrolux AB (Class B Stock)	205,100	5,824,582
Hennes & Mauritz AB (Class B Stock)	541,948	18,049,758
Meda AB	445,717	3,393,086
NCC AB (Class B Stock)	251,900	5,535,646
Svenska Cellulosa AB SCA (Class B Stock)	335,900	5,303,960

		50,310,266

Switzerland — 7.0%
Baloise Holding AG	86,400	8,408,984
Clariant AG*	427,300	8,655,681
Credit Suisse Group AG	319,800	12,884,349
Georg Fischer AG*	5,053	2,850,757
Julius Baer Group Ltd.	270,986	12,694,317
Logitech International SA*	515,600	9,815,701
Nestle SA	350,655	20,533,007
Novartis AG	734,227	43,150,560
Roche Holding AG	36,500	5,348,128
Swiss Reinsurance Co. Ltd.	173,900	9,355,262
Swisscom AG	10,528	4,628,942
Zurich Financial Services AG	52,400	13,573,561

		151,899,249

Taiwan — 0.9%
HTC Corp.	649,000	20,033,269

Turkey — 0.5%
Turkiye Garanti Bankasi A/S	2,345,183	11,877,805

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom — 17.8%
ARM Holdings PLC	1,284,419	$8,476,685
AstraZeneca PLC	416,200	18,960,655
Aviva PLC	994,900	6,095,973
BAE Systems PLC	2,233,200	11,489,803
Barclays PLC	1,083,848	4,421,404
Beazley PLC	1,347,200	2,415,466
BG Group PLC	805,666	16,279,126
BP PLC	1,566,300	11,368,740
British American Tobacco PLC	554,665	21,303,667
British Sky Broadcasting Group PLC	940,653	10,793,898
BT Group PLC	5,182,400	14,608,324
Carnival PLC	487,619	22,670,406
Dairy Crest Group PLC	336,900	2,223,939
Davis Service Group PLC	660,800	4,498,055
Drax Group PLC	968,600	5,561,824
DS Smith PLC	1,354,180	4,269,024
GlaxoSmithKline PLC	853,700	16,504,334
Go-Ahead Group PLC	67,088	1,381,716
Greene King PLC	240,900	1,800,553
Home Retail Group PLC	2,267,700	6,664,506
Intermediate Capital Group PLC	971,500	5,042,288
Kazakhmys PLC	267,400	6,728,775
Kesa Electricals PLC	181,312	450,312
Kingfisher PLC	3,465,821	14,232,885
Legal & General Group PLC	4,031,300	6,080,890
Logica PLC	3,043,200	6,215,454
Marston’s PLC	836,690	1,493,623
Meggitt PLC	408,899	2,358,787
Micro Focus International PLC	606,700	3,676,712
Next PLC	214,600	6,607,967
Old Mutual PLC	2,934,600	5,632,199
Pace PLC	1,536,215	4,375,842
Pearson PLC	676,660	10,634,133
Premier Foods PLC*	854,149	256,751
Reckitt Benckiser Group PLC	277,179	15,233,177
Rexam PLC	851,649	4,417,581
RSA Insurance Group PLC	1,622,200	3,166,502
SABMiller PLC	339,246	11,934,964
Smith & Nephew PLC	911,934	9,618,387
Spectris PLC	220,900	4,515,122
Standard Chartered PLC	857,948	23,080,594
Tate & Lyle PLC	619,900	5,006,364
Tesco PLC	3,263,726	21,625,874
Thomas Cook Group PLC	1,173,400	3,470,439
Tullett Prebon PLC	863,500	5,153,536
Vodafone Group PLC	4,727,500	12,220,447

		385,017,703

United States — 0.9%
Southern Copper Corp.	247,980	12,086,545
Thomson Reuters Corp.	192,600	7,213,541

		19,300,086

TOTAL LONG-TERM INVESTMENTS (cost $1,923,443,744)		2,115,108,392

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SHORT-TERM INVESTMENT — 1.6%	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $35,539,770)(w) (Note 4)	35,539,770	$35,539,770

TOTAL INVESTMENTS — 99.3% (cost $1,958,983,514)		2,150,648,162
Other assets in excess of liabilities(x) — 0.7%		15,474,349

NET ASSETS — 100.0%		$2,166,122,511

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
CVA	Certificate Van Aandelen
NASDAQ GS	National Association for Securities Dealers Global Markets, U.S.
PRFC	Preference Shares
TASE	Tel Aviv Stock Exchange
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2— Prudential Core Taxable Money Market Fund.

(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on forward foreign currency exchange contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound, Expiring 01/05/11	UBS Securities	GBP 16	$24,052	$24,319	$267
Euro, Expiring 01/25/11	State Street Bank	EUR 30,109	40,948,570	40,232,908	(715,662)

			$40,972,622	$40,257,227	$(715,395)

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Euro, Expiring 01/25/11	State Street Bank	EUR 28,963	$37,247,591	$38,701,698	$(1,454,107)
Expiring 01/25/11	State Street Bank	EUR 1,146	1,503,054	1,531,210	(28,156)
Mexican Peso, Expiring 05/24/11	State Street Bank	MXN 296,624	23,710,104	23,734,407	(24,303)

			$62,460,749	$63,967,315	$(1,506,566)

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$107,247,933	$—	$—
Austria	12,992,884	—	—
Belgium	11,541,068	—	—
Bermuda	9,273,322	—	—
Brazil	36,992,110	—	—
Canada	47,228,378	—	—
China	41,140,208	—	—
Denmark	37,571,811	—	—
Finland	11,803,915	—	—
France	197,718,375	—	—
Germany	174,941,393	—	—
Greece	202,103	—	—
Guernsey	5,206,939	—	—
Hong Kong	61,756,467	—	—
India	7,739,514	—	—
Ireland	9,879,294	—	—
Israel	33,546,677	—	—
Italy	39,122,522	—	—
Japan	363,905,225	—	—
Liechtenstein	564,791	—	—
Luxembourg	20,642,275	—	—
Mexico	31,460,321	—	—
Netherlands	102,616,925	—	—
New Zealand	2,171,393	—	—
Norway	17,371,208	—	—
Portugal	1,761,105	—	—
Singapore	12,238,384	—	—
South Korea	15,961,725	—	—
Spain	62,071,749	—	—
Sweden	50,310,266	—	—
Switzerland	151,899,249	—	—
Taiwan	20,033,269	—	—
Turkey	11,877,805	—	—
United Kingdom	385,017,703	—	—
United States	19,300,086	—	—
Affiliated Money Market Mutual Fund	35,539,770	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	(2,221,961)	—

Total	$2,150,648,162	$(2,221,961)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 12/31/09 was $1,348,504,368. $1,177,549,486 was transferred out of Level 2 into Level 1 at 12/31/10 as a result of no longer using third-party vendor modeling tools due to the lack of any significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2010 were as follows:

Banks	13.1%
Oil & Gas	9.4
Pharmaceuticals	8.9
Telecommunications	5.8
Insurance	5.8
Food	5.4
Retail	3.8
Auto Manufacturers	3.5
Chemicals	3.0
Diversified Financial Services	2.6
Mining	2.5
Computers	2.1
Iron/Steel	2.1
Distribution/Wholesale	2.0
Media	2.0
Aerospace/Defense	1.8
Affiliated Money Market Mutual Fund	1.6
Electric	1.5
Holding Companies – Diversified	1.5
Software	1.4
Machinery – Construction & Mining	1.3
Transportation	1.3
Leisure Time	1.2
Building Materials	1.1
Engineering & Construction	1.0
Agriculture	1.0
Healthcare Products	0.9
Entertainment	0.9
Household Products/ Wares	0.8

Office Equipment	0.8%
Healthcare – Services	0.7
Electronics	0.7
Cosmetics/Personal Care	0.7
Machinery & Equipment	0.6
Beverages	0.5
Advertising	0.5
Home Furnishings	0.5
Miscellaneous Manufacturing	0.5
Auto Parts & Equipment	0.4
Forest & Paper Products	0.4
Semiconductors	0.4
Coal	0.4
Commercial Services	0.3
Industrial Conglomerates	0.3
Electronic Components & Equipment	0.3
Electronic Equipment & Instruments	0.3
Trading Companies & Distributors	0.3
Apparel	0.3
Machinery	0.2
Containers & Packaging	0.2
Food Products	0.2
Healthcare Technology	0.1
Metal Fabricate/Hardware	0.1
Gas	0.1
Airlines	0.1
Hotels, Restaurants & Leisure	0.1

99.3
Other assets in excess of liabilities	0.7

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$267	Unrealized depreciation on foreign currency forward contracts	$2,222,228

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$(1,238,377)	$(1,238,377)
Equity contracts	41,387	2,504,382	—	2,545,769

Total	$41,387	$2,504,382	$(1,238,377)	$1,307,392

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(2,156,270)

For the year ended December 31, 2010, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $22,496,670 and the average value at settlement date receivable for foreign currency exchange sale contracts was $69,452,040.

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,923,443,744)	$2,115,108,392
Affiliated investments (cost $35,539,770)	35,539,770
Cash	730,752
Foreign currency, at value (cost $15,998,860)	16,211,656
Tax reclaim receivable	4,615,668
Dividends receivable	2,141,245
Receivable for fund share sold	1,411,267
Receivable for investments sold	660,776
Unrealized appreciation on foreign currency forward contracts	267
Prepaid expenses	12,027

Total Assets	2,176,431,820

LIABILITIES:
Payable for investments purchased	6,782,080
Unrealized depreciation on foreign currency forward contracts	2,222,228
Advisory fees payable	727,220
Payable for fund share repurchased	312,376
Accrued expenses and other liabilities	235,275
Foreign withholding taxes payable	20,059
Shareholder servicing fees payable	9,529
Affiliated transfer agent fee payable	542

Total Liabilities	10,309,309

NET ASSETS	$2,166,122,511

Net assets were comprised of:
Paid-in capital	$2,118,682,030
Retained earnings	47,440,481

Net assets, December 31, 2010	$2,166,122,511

Net asset value and redemption price per share, $2,166,122,511 / 138,185,805 outstanding shares of beneficial interest	$15.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $4,356,985 foreign withholding tax)	$46,077,638
Affiliated dividend income	146,894

46,224,532

EXPENSES
Advisory fees	16,978,900
Shareholder servicing fees and expenses	1,697,890
Custodian and accounting fees	527,000
Trustees’ fees	25,000
Audit fee	24,000
Insurance expenses	17,000
Commitment fee on syndicated credit agreement	16,000
Loan interest expense (Note 7)	14,550
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Shareholders’ reports	9,000
Miscellaneous	36,017

Total expenses	19,364,357
Less: shareholder servicing fee waiver	(284,367)

Net expenses	19,079,990

NET INVESTMENT INCOME	27,144,542

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	10,034,622
Foreign currency transactions	(2,193,212)

7,841,410

Net change in unrealized appreciation (depreciation) on:
Investments	158,228,041
Foreign currencies	(1,638,709)

156,589,332

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	164,430,742

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$191,575,284

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$27,144,542	$13,386,827
Net realized gain (loss) on investment and foreign currency transactions	7,841,410	(103,873,295)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	156,589,332	357,621,426

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	191,575,284	267,134,958

DISTRIBUTIONS	(13,369,809)	(21,955,824)

FUND SHARE TRANSACTIONS:
Fund share sold [66,666,060 and 63,629,407 shares, respectively]	945,501,459	803,935,936
Fund share issued in reinvestment of distributions [1,034,015 and 1,786,479 shares, respectively]	13,369,809	21,955,824
Fund share repurchased [40,904,302 and 12,772,401 shares, respectively]	(558,131,559)	(141,408,300)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	400,739,709	684,483,460

TOTAL INCREASE IN NET ASSETS	578,945,184	929,662,594
NET ASSETS:
Beginning of year	1,587,177,327	657,514,733

End of year	$2,166,122,511	$1,587,177,327

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 96.6%
COMMON STOCKS	Shares	Value (Note 2)

Australia — 3.4%
BHP Billiton Ltd.	184,839	$8,554,648
Rio Tinto Ltd.	45,428	3,971,250

		12,525,898

Belgium — 1.0%
Anheuser-Busch InBev NV	61,180	3,499,130

Brazil — 1.6%
Petroleo Brasileiro SA, ADR	61,615	2,331,511
Vale SA, ADR	101,719	3,516,426

		5,847,937

Canada
Nortel Networks Corp.*	2,492	34

Cayman Islands — 0.8%
Belle International Holdings Ltd.	643,000	1,086,998
Sands China Ltd.*	742,800	1,632,234

		2,719,232

China — 1.4%
China Life Insurance Co. Ltd. (Class H Stock)	360,000	1,470,512
Industrial & Commercial Bank of China Ltd. (Class H Stock)	3,951,145	2,943,229
Li Ning Co. Ltd.	303,500	643,485

		5,057,226

France — 12.5%
Accor SA	84,756	3,771,565
Alstom SA	15,070	721,148
AXA SA	179,473	2,985,900
BNP Paribas	70,873	4,509,058
Edenred*	32,796	776,370
GDF Suez	36,510	1,309,975
Imerys SA	35,152	2,343,295
Lafarge SA	60,634	3,801,728
LVMH Moet Hennessy Louis Vuitton SA	20,630	3,393,627
Pernod-Ricard SA	35,742	3,360,559
PPR	20,152	3,204,586
Sanofi-Aventis SA	68,886	4,404,735
Societe Generale	66,775	3,588,912
Total SA	141,021	7,471,948

		45,643,406

Germany — 6.9%
Bayer AG	56,560	4,179,664
E.ON AG	92,060	2,821,477
Linde AG	23,200	3,520,319
SAP AG	85,636	4,360,017
Siemens AG	43,542	5,393,802
Symrise AG	58,935	1,616,454
Volkswagen AG (PRFC Shares)	20,300	3,293,226

		25,184,959

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hong Kong — 1.6%
CNOOC Ltd.	1,439,000	$3,413,848
Esprit Holdings Ltd.	150,353	715,709
Hang Lung Properties Ltd.	387,000	1,809,831

		5,939,388

Israel — 0.9%
Teva Pharmaceutical Industries Ltd., ADR	65,580	3,418,685

Italy — 1.2%
Intesa Sanpaolo SpA	797,725	2,163,994
UniCredit SpA	974,586	2,016,035

		4,180,029

Japan — 17.0%
Canon, Inc.	94,850	4,918,321
Daikin Industries Ltd.	76,300	2,706,540
East Japan Railway Co.	31,800	2,068,038
Honda Motor Co. Ltd.	173,200	6,858,455
Japan Tobacco, Inc.	974	3,604,964
Komatsu Ltd.	164,300	4,972,104
Kubota Corp.	353,000	3,343,478
Mitsubishi Corp.	181,200	4,905,501
Mitsubishi UFJ Financial Group, Inc.	450,300	2,434,804
Mitsui Fudosan Co. Ltd.	122,000	2,432,787
Murata Manufacturing Co. Ltd.	34,000	2,382,806
Nidec Corp.	40,900	4,135,842
Nintendo Co. Ltd.	11,500	3,375,354
Nomura Holdings, Inc.	224,300	1,422,768
Omron Corp.	41,100	1,088,879
Shin-Etsu Chemical Co. Ltd.	57,900	3,137,825
SMC Corp.	15,423	2,642,369
Sumitomo Corp.	244,600	3,461,576
Yahoo! Japan Corp.	5,245	2,034,949

		61,927,360

Macau — 0.3%
Wynn Macau Ltd.	534,000	1,195,399

Mexico — 0.8%
America Movil SAB de CV (Class L Stock), ADR	49,700	2,849,798

Netherlands — 2.7%
ING Groep NV, CVA*	441,487	4,294,930
Reed Elsevier NV	240,151	2,970,719
Wolters Kluwer NV	117,146	2,567,309

		9,832,958

South Korea — 1.0%
Samsung Electronics Co. Ltd., GDR, 144A	8,440	3,528,751

Spain — 3.0%
Banco Bilbao Vizcaya Argentaria SA	317,384	3,206,370
Industria de Diseno Textil SA	30,660	2,295,618
Telefonica SA	237,840	5,391,947

		10,893,935

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Sweden — 0.9%
Atlas Copco AB (Class A Stock)	130,500	$3,292,745

Switzerland — 11.7%
ABB Ltd.*	198,497	4,422,131
Credit Suisse Group AG	84,930	3,421,725
Holcim Ltd.	46,794	3,535,825
Nestle SA	130,482	7,640,524
Novartis AG	97,122	5,707,865
Roche Holding AG	38,820	5,688,064
SGS SA	1,474	2,473,482
Xstrata PLC	185,738	4,359,660
Zurich Financial Services AG	21,185	5,487,708

		42,736,984

Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	208,706	2,617,173

United Kingdom — 27.2%
Autonomy Corp. PLC*	93,840	2,201,890
Barclays PLC	864,510	3,526,645
BG Group PLC	321,061	6,487,294
BP PLC	748,628	5,433,797
British Land Co. PLC, REIT	229,666	1,878,076
Burberry Group PLC	192,061	3,365,709
Centrica PLC	698,794	3,612,724
GlaxoSmithKline PLC	203,502	3,934,245
HSBC Holdings PLC	684,591	7,019,594
ICAP PLC	372,366	3,105,953
Imperial Tobacco Group PLC	120,190	3,687,775
Man Group PLC	581,709	2,684,532
Marks & Spencer Group PLC	529,990	3,049,054
Prudential PLC	397,092	4,135,601
Rio Tinto PLC	55,751	3,899,702
Royal Dutch Shell PLC (Class A Stock)	265,970	8,789,489
Standard Chartered PLC	226,485	6,092,920
Tesco PLC	796,188	5,275,645
Tullow Oil PLC	74,150	1,457,798
Unilever PLC	171,039	5,234,636
Vodafone Group PLC	2,835,050	7,328,520
WM Morrison Supermarkets PLC	527,010	2,198,751
WPP PLC	381,792	4,699,482

		99,099,832

TOTAL LONG-TERM INVESTMENTS (cost $318,804,374)		351,990,859

SHORT-TERM INVESTMENT — 3.6%	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $13,065,579; includes $2,634,609 of cash collateral for securities on loan)(b)(w)(Note 4)	13,065,579	$13,065,579

TOTAL INVESTMENTS — 100.2% (cost $331,869,953)		365,056,438
Liabilities in excess of other assets — (0.2)%		(675,078)

NET ASSETS — 100.0%		$364,381,360

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Aandelen
GDR	Global Depositary Receipt
PRFC	Preference Shares
REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities is $2,590,764; cash collateral of $2,634,609 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$12,525,898	$—	$—
Belgium	3,499,130	—	—
Brazil	5,847,937	—	—
Canada	34	—	—
Cayman Islands	2,719,232	—	—
China	5,057,226	—	—
France	45,643,406	—	—
Germany	25,184,959	—	—
Hong Kong	5,939,388	—	—
Israel	3,418,685	—	—
Italy	4,180,029	—	—
Japan	61,927,360	—	—
Macau	1,195,399	—	—
Mexico	2,849,798	—	—
Netherlands	9,832,958	—	—
South Korea	3,528,751	—	—
Spain	10,893,935	—	—
Sweden	3,292,745	—	—
Switzerland	42,736,984	—	—
Taiwan	2,617,173	—	—
United Kingdom	99,099,832	—	—
Affiliated Money Market Mutual Fund	13,065,579	—	—

Total	$365,056,438	$—	$—

Fair Value of Level 2 investments at 12/31/09 was $272,726,006. $219,497,752 was transferred out of Level 2 into Level 1 at 12/31/10 as a result of no longer using third-party vendor modeling tools due to the lack any significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Financials	20.0%
Consumer Discretionary	13.2
Materials	11.7
Energy	9.7
Consumer Staples	8.5
Industrials	8.0
Healthcare	7.4
Information Technology	7.3
Industrial	4.3
Telecommunications Services	4.3
Affiliated Money Market Mutual Fund (0.7% represents investments purchased with collateral from securities on loan)	3.6
Utilities	2.2

100.2
Liabilities in excess of other assets	(0.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $2,590,764:
Unaffiliated investments (cost $318,804,374)	$351,990,859
Affiliated investments (cost $13,065,579)	13,065,579
Cash	532,934
Foreign currency, at value (cost $14,634)	14,648
Tax reclaim receivable	1,576,067
Dividends receivable	602,557
Receivable for fund share sold	113,338
Receivable for investments sold	4,760
Prepaid expenses	4,711

Total Assets	367,905,453

LIABILITIES:
Payable to broker for collateral for securities on loan	2,634,609
Payable for fund share repurchased	688,918
Advisory fees payable	120,444
Accrued expenses and other liabilities	75,367
Foreign withholding taxes payable	2,212
Shareholder servicing fees payable	2,001
Affiliated transfer agent fee payable	542

Total Liabilities	3,524,093

NET ASSETS	$364,381,360

Net assets were comprised of:
Paid-in capital	$342,673,121
Retained earnings	21,708,239

Net assets, December 31, 2010	$364,381,360

Net asset value and redemption price per share, $364,381,360 / 17,576,665 outstanding shares of beneficial interest	$20.73

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $776,975 foreign withholding tax)	$7,934,326
Affiliated dividend income	26,312
Affiliated income from securities lending, net	4,745

7,965,383

EXPENSES
Advisory fees	2,753,751
Shareholder servicing fees and expenses	310,735
Custodian and accounting fees	92,000
Audit fee	22,000
Trustees’ fees	12,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses
(including affiliated expense of $3,200) (Note 4)	9,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	3,000
Loan interest expense (Note 7)	247
Miscellaneous	18,234

Total expenses	3,240,967

NET INVESTMENT INCOME	4,724,416

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(8,245,775)
Foreign currency transactions	(241,829)

(8,487,604)

Net change in unrealized appreciation (depreciation) on:
Investments	22,889,266
Foreign currencies	92,572

22,981,838

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	14,494,234

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,218,650

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,724,416	$3,304,094
Net realized loss on investment and foreign currency transactions	(8,487,604)	(6,976,353)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	22,981,838	66,306,493

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	19,218,650	62,634,234

DISTRIBUTIONS	(3,306,797)	(8,318,645)

FUND SHARE TRANSACTIONS:
Fund share sold [7,208,165 and 5,843,336 shares, respectively]	136,721,231	101,922,012
Fund share issued in reinvestment of distributions [194,517 and 506,308 shares, respectively]	3,306,797	8,318,645
Fund share repurchased [5,135,366 and 2,196,797 shares, respectively]	(91,445,402)	(32,750,051)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	48,582,626	77,490,606

TOTAL INCREASE IN NET ASSETS	64,494,479	131,806,195
NET ASSETS:
Beginning of year	299,886,881	168,080,686

End of year	$364,381,360	$299,886,881

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 94.8%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c)(g) — 1.2%
Automotive — 0.2%
Ford Motor Co.	Ba2	2.86%		12/15/13	$763	$759,139

Financial – Brokerage — 0.7%
Nuveen Investments, Inc.	B3	4.64%		11/13/14	2,277	2,160,076
Nuveen Investments, Inc.	Caa1	12.50%		07/31/15	750	809,062

						2,969,138

Medical Supplies & Equipment — 0.1%
HCA, Inc., Term A	B2	1.55%		11/16/12	641	630,431

Textile & Apparel — 0.2%
Michael’s Stores	B3	2.56%		10/31/13	391	380,150
Michael’s Stores	B3	4.81%		07/31/16	526	525,059

						905,209

TOTAL BANK LOANS (cost $4,855,848)						5,263,917

CONVERTIBLE BONDS — 10.4%
Airlines — 0.1%
AMR Corp., Gtd. Notes	CCC+(d)	6.25%		10/15/14	300	339,750

Automotive — 0.3%
Ford Motor Co., Sr. Unsec’d. Notes	Ba3	4.25%		11/15/16	600	1,199,250

Beverages — 0.3%
Central European Distribution Corp., Sr. Unsec’d. Notes	B-(d)	3.00%		03/15/13	1,153	1,069,408

Biotechnology — 0.7%
Human Genome Sciences, Inc., Sub. Notes	NR	2.25%		10/15/11	1,000	1,596,250
Human Genome Sciences, Inc., Sub. Notes	NR	2.25%		08/15/12	200	303,500
Vertex Pharmaceuticals, Inc., Sr. Sub. Notes	NR	3.35%		10/01/15	1,250	1,264,062

						3,163,812

Cable Television — 0.1%
General Cable Corp., Sub. Notes (4.50% until 11/15/19)	B2	2.25%	(e)	11/15/29	375	445,781

Computer Services & Software — 0.8%
Informatica Corp., Sr. Unsec’d. Notes	NR	3.00%		03/15/26	750	1,645,313
Nuance Communications, Inc., Sr. Unsec’d. Notes	B-(d)	2.75%		08/15/27	1,610	1,889,737

						3,535,050

Consumer Discretionary — 0.3%
Omnicare, Inc., Sr. Sub. Notes	Ba3	3.75%		12/15/25	400	446,000
UAL Corp., Gtd. Notes	CCC+(d)	4.50%		06/30/21	975	992,062

						1,438,062

Containers & Packaging — 0.3%
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	Ba3	3.00%		06/01/15	1,350	1,358,438

Electronic Components & Equipment — 0.4%
Itron, Inc., Sr. Sub. Notes	B(d)	2.50%		08/01/26	1,575	1,665,562

Energy — 0.1%
Quicksilver Resources, Inc., Jr. Sub. Notes	B-(d)	1.875%		11/01/24	300	327,375

Food & Drug Retailers — 0.3%
Allergan, Inc., Sr. Unsec’d. Notes	A3	1.50%		04/01/26	1,000	1,130,000

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CONVERTIBLE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance — 0.2%
Radian Group, Inc., Sr. Unsec’d. Notes	CCC+(d)	3.00%	11/15/17	$650	$636,188

Integrated Energy — 0.1%
SunPower Corp., Sr. Unsec’d. Notes	NR	4.75%	04/15/14	650	598,813

Internet Services — 0.3%
GSI Commerce, Inc., Sr. Unsec’d. Notes	NR	2.50%	06/01/27	1,100	1,194,875

Media – Services — 0.2%
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	Ba2	4.25%	03/15/23	750	835,313

Medical Supplies & Equipment — 0.3%
Medtronic, Inc., Sr. Unsec’d. Notes	A1	1.625%	04/15/13	525	528,281
Nuvasive, Inc., Sr. Unsec’d. Notes	NR	2.25%	03/15/13	800	780,000

					1,308,281

Metals & Mining — 0.6%
Newmont Mining Corp., Gtd. Notes	BBB+(d)	1.25%	07/15/14	1,550	2,222,312
Patriot Coal Corp., Sr. Unsec’d. Notes	NR	3.25%	05/31/13	350	330,313

					2,552,625

Oil Field Equipment & Services — 0.2%
Exterran Energy Corp., Gtd. Notes	B1	4.75%	01/15/14	1,000	987,500

Pharmaceuticals — 1.7%
BioMarin Pharmaceutical, Inc., Sr. Sub. Notes	B-(d)	2.50%	03/29/13	1,000	1,700,000
Cephalon, Inc., Sr. Sub. Notes	NR	2.00%	06/01/15	400	561,500
Gilead Sciences, Inc., Sr. Unsec’d. Notes	NR	0.625%	05/01/13	1,600	1,764,000
Salix Pharmaceuticals Ltd., Sr. Unsec’d. Notes	NR	2.75%	05/15/15	1,000	1,273,750
Teva Pharmaceutical Finance Co. BV, Gtd. Notes (Netherlands)	A3	1.75%	02/01/26	1,550	1,699,187

					6,998,437

Real Estate Investment Trusts — 0.2%
ProLogis, Sr. Unsec’d. Notes	BBB-(d)	3.25%	03/15/15	650	719,875

Semiconductors — 0.3%
Xilinx, Inc., Sr. Notes, 144A	BBB-(d)	2.625%	06/15/17	1,200	1,407,000

Software Services — 0.7%
EMC Corp., Sr. Unsec’d. Notes	A-(d)	1.75%	12/01/11	1,250	1,807,812
Symantec Corp., Sr. Unsec’d. Notes	BBB(d)	1.00%	06/15/13	1,075	1,221,469

					3,029,281

Support Services — 0.2%
CRA International, Inc., Sr. Sub. Notes	NR	2.875%	06/15/34	750	784,688

Technology Services — 0.3%
Concur Technologies, Inc., Sr. Unsec’d. Notes, 144A	NR	2.50%	04/15/15	1,025	1,210,781

Telecommunications — 1.4%
Ciena Corp., Sr. Unsec’d. Notes, 144A	B(d)	3.75%	10/15/18	1,250	1,559,375
SBA Communications Corp., Sr. Unsec’d. Notes	NR	4.00%	10/01/14	2,000	2,970,000
Virgin Media Finance PLC, Gtd. Notes (United Kingdom)	Ba3	8.375%	10/15/19	750	819,375
Virgin Media Finance PLC, Gtd. Notes (United Kingdom)	Ba3	9.50%	08/15/16	600	678,000

					6,026,750

TOTAL CONVERTIBLE BONDS (cost $39,059,823)					43,962,895

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE OBLIGATIONS — 76.6%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Advertising — 0.1%
Lamar Media Corp., Gtd. Notes	B1	7.875%		04/15/18	$275	$292,188

Aerospace & Defense — 1.0%
Alliant Techsystems, Inc., Gtd. Notes	Ba3	6.875%		09/15/20	200	205,750
Moog, Inc., Sr. Sub. Notes	Ba3	6.25%		01/15/15	1,575	1,590,750
Spirit Aerosystems, Inc., Gtd. Notes	Ba3	7.50%		10/01/17	400	416,000
Spirit Aerosystems, Inc., Gtd. Notes, 144A	Ba3	6.75%		12/15/20	1,425	1,428,562
Triumph Group, Inc., Gtd. Notes	B1	8.00%		11/15/17	539	560,560

						4,201,622

Airlines — 0.6%
Delta Air Lines, Inc., Sr. Sec’d. Notes, 144A	Ba2	9.50%		09/15/14	225	244,969
Delta Air Lines, Inc., Series 2010 Class 2A, Pass-Through Certificates	Baa2	4.95%		05/23/19	200	200,500
UAL 2007-1 Pass-Through Trust, Pass-Through Certificates	Baa2	6.636%		07/02/22	348	348,407
United Air Lines, Inc., Sec’d. Notes, 144A	B3	12.00%		11/01/13	525	578,812
United Air Lines, Inc., Sr. Sec’d. Notes, 144A	Ba3	9.875%		08/01/13	1,250	1,346,875

						2,719,563

Auto Loans — 0.3%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba2	8.00%		06/01/14	1,000	1,101,707

Auto Parts & Related — 0.1%
BorgWarner, Inc., Sr. Unsec’d. Notes	Baa3	4.625%		09/15/20	250	246,816

Automobile Manufacturers — 0.5%
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A	B2	8.50%		05/01/18	750	795,000
Navistar International Corp., Gtd. Notes	B1	8.25%		11/01/21	825	886,875
Oshkosh Corp., Gtd. Notes	B2	8.50%		03/01/20	375	411,563

						2,093,438

Automotive — 0.3%
Ford Motor Co., Sr. Unsec’d. Notes	Ba3	7.45%		07/16/31	1,000	1,071,250

Automotive Parts & Equipment — 1.3%
Goodyear Tire & Rubber Co. (The), Sr. Unsec’d. Notes	B1	10.50%		05/15/16	925	1,054,500
Stanadyne Corp., Sr. Sub. Notes	Caa1	10.00%		08/15/14	950	961,875
Tenneco, Inc., Gtd. Notes, 144A	B2	6.875%		12/15/20	600	609,000
Tenneco, Inc., Sr. Notes, 144A	B2	7.75%		08/15/18	125	132,500
TRW Automotive, Inc., Gtd. Notes, 144A	Ba2	7.25%		03/15/17	2,000	2,155,000
TRW Automotive, Inc., Gtd. Notes, 144A	Ba2	8.875%		12/01/17	675	756,000

						5,668,875

Banking — 2.9%
Ally Financial, Inc., Gtd. Notes	B3	6.75%		12/01/14	1,000	1,052,500
Ally Financial, Inc., Gtd. Notes	B3	8.30%		02/12/15	1,000	1,100,000
CIT Group, Inc., Sr. Sec’d. Notes	B3	7.00%		05/01/16	3,500	3,513,125
Fifth Third Capital Trust IV, Ltd. Gtd. Notes(a)	Baa3	6.50%	(c)	04/15/37	1,250	1,187,500
Huntington Bancshares, Inc., Sub. Notes	Baa3	7.00%		12/15/20	275	289,545
MU Finance PLC, Sr. Sec’d. Notes, 144A (United Kingdom)	NR	8.375%		02/01/17	1,150	1,168,688
Provident Funding Associates, Sr. Sec’d. Notes, 144A	Ba3	10.25%		04/15/17	800	830,000
Regions Bank, Sub. Notes	Ba3	7.50%		05/15/18	425	437,750
Royal Bank of Scotland Group PLC, Sr. Unsec’d. Notes (United Kingdom)	A1	6.40%		10/21/19	400	406,478
Silicon Valley Bank, Sub. Notes	A3	6.05%		06/01/17	1,000	1,014,553
Zions Bancorporation, Sr. Unsec’d. Notes	BBB-(d)	7.75%		09/23/14	1,450	1,511,639

						12,511,778

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Building & Construction — 0.4%
KB Home, Gtd. Notes	B1	9.10%	09/15/17	$750	$798,750
Lennar Corp., Gtd. Notes	B3	12.25%	06/01/17	800	954,000

					1,752,750

Building Materials — 0.5%
Associated Materials LLC, Sr. Sec’d. Notes, 144A	B3	9.125%	11/01/17	100	104,500
Building Materials Corp. of America, Gtd. Notes, 144A(a)	B1	7.50%	03/15/20	500	508,750
Masco Corp., Sr. Unsec’d. Notes	Ba2	7.125%	03/15/20	750	784,596
Owens Corning, Gtd. Notes	Ba1	9.00%	06/15/19	450	527,937

					1,925,783

Cable Television — 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B2	8.125%	04/30/20	1,200	1,263,000

Chemicals — 3.5%
Airgas, Inc., Gtd. Notes	Ba1	7.125%	10/01/18	900	994,500
Celanese US Holdings LLC, Gtd. Notes, 144A(a)	Ba3	6.625%	10/15/18	1,300	1,342,250
CF Industries, Inc., Gtd. Notes	B1	7.125%	05/01/20	125	136,875
Chemtura Corp., Gtd. Notes, 144A	B1	7.875%	09/01/18	850	903,125
Huntsman International LLC, Gtd. Notes(a)	B3	8.625%	03/15/20	1,200	1,305,000
Ineos Finance PLC, Sr. Sec’d. Notes, 144A (United Kingdom)	B1	9.00%	05/15/15	200	212,750
Ineos Group Holdings PLC, Gtd. Notes, 144A (United Kingdom)(a)	Caa2	8.50%	02/15/16	2,000	1,905,000
Lyondell Chemical Co., Sr. Sec’d. Notes, 144A	Ba2	8.00%	11/01/17	903	998,944
Momentive Performance Materials, Inc., Sec’d. Notes, 144A(a)	Caa1	9.00%	01/15/21	850	896,750
Mosaic Global Holdings, Inc., Gtd. Notes	Baa2	7.30%	01/15/28	1,800	2,058,494
Nalco Co., Sr. Notes	Ba2	8.25%	05/15/17	1,250	1,354,687
Nalco Co., Sr. Notes, 144A	Ba2	6.625%	01/15/19	700	715,750
Phibro Animal Health Corp., Gtd. Notes, 144A	B3	9.25%	07/01/18	750	772,500
Rockwood Specialties Group, Inc., Gtd. Notes(a)	B2	7.50%	11/15/14	1,250	1,282,813

					14,879,438

Clothing & Apparel — 0.1%
Hanesbrands, Inc., Gtd. Notes, 144A	B1	6.375%	12/15/20	550	522,500

Commercial Services — 1.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	B3	9.625%	03/15/18	750	808,125
FTI Consulting, Inc., Gtd. Notes, 144A	Ba2	6.75%	10/01/20	500	496,250
Hertz Corp. (The), Gtd. Notes, 144A(a)	B2	7.50%	10/15/18	1,800	1,867,500
Live Nation Entertainment, Inc., Sr. Unsec’d. Notes, 144A(a)	B1	8.125%	05/15/18	1,000	1,012,500
PHH Corp., Sr. Unsec’d. Notes, 144A	Ba2	9.25%	03/01/16	250	263,750
Seminole Indian Tribe of Florida, Notes, 144A	Ba1	7.75%	10/01/17	750	774,375

					5,222,500

Computer Services & Software — 0.6%
Brocade Communications Systems, Inc., Sr. Sec’d. Notes	Ba2	6.625%	01/15/18	1,000	1,052,500
Brocade Communications Systems, Inc., Sr. Sec’d. Notes	Ba2	6.875%	01/15/20	965	1,027,725
Serena Software, Inc., Gtd. Notes	Caa1	10.375%	03/15/16	500	511,250

					2,591,475

Computers & Peripherals — 0.2%
Seagate HDD Cayman, Gtd. Notes, 144A (Cayman Islands)	Ba1	6.875%	05/01/20	700	668,500

Consumer Discretionary
INVISTA, Gtd. Notes, 144A	Ba3	9.25%	05/01/12	200	203,500

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Consumer Products & Services — 0.9%
Armored AutoGroup, Inc., Sr. Unsec’d. Notes, 144A	Caa1	9.25%	11/01/18	$225	$223,312
Church & Dwight Co., Inc., Sr. Unsec’d. Notes	Baa3	3.35%	12/15/15	150	150,473
Jarden Corp., Gtd. Notes(a)	Ba3	6.125%	11/15/22	600	573,000
Scotts Miracle-Gro Co. (The), Sr. Notes, 144A	B1	6.625%	12/15/20	1,125	1,125,000
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	Ba3	7.375%	03/15/20	350	373,625
Whirlpool Corp., Unsec’d. Notes	Baa3	8.60%	05/01/14	1,250	1,441,369

					3,886,779

Containers & Packaging — 0.8%
Ardagh Packaging Finance PLC, Gtd. Notes, 144A (Ireland)	B3	9.125%	10/15/20	750	780,000
Ardagh Packaging Finance PLC, Sr. Sec’d. Notes, 144A (Ireland)	Ba3	7.375%	10/15/17	825	850,781
Graham Packaging Co. LP/GPC Capital Corp. I, Gtd. Notes	Caa1	8.25%	10/01/18	800	840,000
Sealed Air Corp., Sr. Notes	Baa3	7.875%	06/15/17	1,000	1,099,698

					3,570,479

Diversified — 0.1%
Geo Group, Inc. (The), Gtd. Notes	B1	7.75%	10/15/17	250	262,500

Diversified Capital Goods — 0.9%
Actuant Corp., Gtd. Notes	Ba2	6.875%	06/15/17	1,355	1,385,488
Mueller Water Products, Inc., Gtd. Notes	B3	7.375%	06/01/17	1,450	1,399,250
Park-Ohio Industries, Inc., Gtd. Notes	Caa1	8.375%	11/15/14	451	457,765
Sensus Metering Systems, Inc., Gtd. Notes	B3	8.625%	12/15/13	500	507,500

					3,750,003

Diversified Operations — 0.2%
Brambles USA, Inc., Gtd. Notes, 144A	Baa1	5.35%	04/01/20	800	811,575

Electric – Generation — 0.6%
Coso Geothermal Power Holdings, Bonds, 144A	B1	7.00%	07/15/26	650	562,333
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	Caa2	8.375%	05/01/16	2,000	1,495,000
RRI Energy, Inc., Sr. Sec’d. Notes	B1	6.75%	12/15/14	652	665,040

					2,722,373

Electric – Integrated — 0.6%
Duquesne Light Holdings, Inc., Sr. Unsec’d. Notes, 144A	Ba1	6.40%	09/15/20	725	719,603
Mirant Americas Generation LLC, Sr. Unsec’d. Notes	B3	9.125%	05/01/31	1,150	1,132,750
PSEG Power LLC, Gtd. Notes	Baa1	5.32%	09/15/16	750	820,651

					2,673,004

Electronic Components — 0.5%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes, 144A	Ba3	7.75%	08/01/20	1,550	1,608,125
Stoneridge, Inc., Sr. Sec’d. Notes, 144A	B3	9.50%	10/15/17	350	378,000

					1,986,125

Electronic Components & Equipment — 1.9%
AES Corp. (The), Sr. Unsec’d. Notes	B1	8.00%	10/15/17	1,500	1,586,250
Agilent Technologies, Inc., Sr. Unsec’d. Notes	BBB-(d)	5.50%	09/14/15	500	543,096
Belden, Inc., Gtd. Notes	Ba2	7.00%	03/15/17	1,500	1,518,750
Belden, Inc., Notes	Ba2	9.25%	06/15/19	250	274,063
Freescale Semiconductor, Inc., Gtd. Notes, 144A(a)	Caa2	10.75%	08/01/20	1,000	1,090,000
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	B2	9.25%	04/15/18	450	495,000
KLA-Tencor Corp., Sr. Unsec’d. Notes	Baa1	6.90%	05/01/18	875	962,505
NXP BV/NXP Funding LLC, Gtd. Notes (Netherlands)(a)	Caa2	9.50%	10/15/15	500	535,000
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes(a)	Caa3	10.25%	11/01/15	2,175	1,228,875

					8,233,539

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Energy — 0.5%
Kinder Morgan Finance Co. LLC, Sr. Sec’d. Notes, 144A	Ba1	6.00%	01/15/18	$775	$761,437
Quicksilver Resources, Inc., General Obligation Gtd. Notes	B2	8.25%	08/01/15	1,050	1,089,375
Trinidad Drilling Ltd., Revenue Bonds, 144A (Canada)	B2	7.875%	01/15/19	325	333,298

					2,184,110

Energy – Exploration & Production — 2.8%
Cimarex Energy Co., Revenue Gtd. Notes	Ba3	7.125%	05/01/17	2,000	2,075,000
Forest Oil Corp., Gtd. Notes	B1	7.25%	06/15/19	2,330	2,364,950
Forest Oil Corp., Gtd. Notes	B1	8.50%	02/15/14	500	546,250
Kerr-McGee Corp., Gtd. Notes	Ba1	6.95%	07/01/24	2,550	2,771,801
QEP Resources, Inc., Sr. Unsec’d. Notes	Ba1	6.80%	03/01/20	400	394,875
QEP Resources, Inc., Sr. Unsec’d. Notes	Ba1	6.875%	03/01/21	500	525,000
Range Resources Corp., Gtd. Notes	Ba3	7.25%	05/01/18	400	422,000
Range Resources Corp., Gtd. Notes	Ba3	8.00%	05/15/19	825	898,219
Ras Laffan Liquefied Natural Gas Co. Ltd. III., Sr. Sec’d. Notes, 144A (Qatar)	Aa2	5.50%	09/30/14	650	700,055
SEACOR Holdings, Inc., Sr. Unsec’d. Notes	Ba1	7.375%	10/01/19	1,050	1,089,121

					11,787,271

Entertainment & Leisure — 1.1%
Cinemark USA, Inc., Gtd. Notes	B3	8.625%	06/15/19	175	189,438
NCL Corp. Ltd., Sr. Notes, 144A (Bermuda)	Caa1	9.50%	11/15/18	500	515,000
Speedway Motorsports, Inc., Gtd. Notes	Ba1	8.75%	06/01/16	1,375	1,481,562
Universal City Development Partners Ltd./UCDP Finance, Inc., Gtd. Notes	B3	8.875%	11/15/15	500	531,250
Universal City Development Partners Ltd./UCDP Finance, Inc., Gtd. Notes	B3	10.875%	11/15/16	375	409,687
WMG Acquisition Corp., Sr. Sec’d. Notes	Ba2	9.50%	06/15/16	1,500	1,608,750

					4,735,687

Environmental — 0.2%
Clean Harbors, Inc., Sr. Sec’d. Notes	Ba2	7.625%	08/15/16	630	669,375

Farming & Agriculture — 0.1%
Bunge NA Finance LP, Gtd. Notes	Baa2	5.90%	04/01/17	225	231,555

Financial – Brokerage — 0.6%
Nuveen Investments, Inc., Gtd. Notes(a)	Caa3	10.50%	11/15/15	2,300	2,351,750

Financial Services — 2.6%
Alta Wind Holdings LLC, Pass-Through Certificates, 144A	BBB-(d)	7.00%	06/30/35	450	479,952
American General Finance Corp., Sr. Unsec’d. Notes, MTN	B3	6.90%	12/15/17	900	726,750
Cantor Fitzgerald LP, Bonds, 144A	Baa3	7.875%	10/15/19	400	411,929
Capital One Capital VI, Ltd. Gtd. Notes	Baa3	8.875%	05/15/40	1,500	1,561,875
CEDC Finance Corp. International, Inc., Sr. Sec’d. Notes, 144A	B1	9.125%	12/01/16	750	796,875
Cemex Finance LLC, Sr. Sec’d. Notes, 144A(a)	B(d)	9.50%	12/14/16	250	257,627
FMR LLC, Sr. Unsec’d. Notes, 144A(a)	A2	5.35%	11/15/21	800	795,311
Hyundai Capital America, Gtd. Notes, 144A	Baa2	3.75%	04/06/16	175	171,914
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	7.125%	09/01/18	300	318,750
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	8.25%	12/15/20	200	206,000
International Lease Finance Corp., Sr. Unsec’d. Notes, 144A(a)	B1	8.625%	09/15/15	600	645,000
International Lease Finance Corp., Sr. Unsec’d. Notes, 144A	B1	8.75%	03/15/17	1,000	1,072,500
KKR Group Finance Co., Gtd. Notes, 144A	A-(d)	6.375%	09/29/20	525	522,757
Lazard Group LLC, Sr. Unsec’d. Notes	Ba2	7.125%	05/15/15	700	753,757
Pinafore LLC/Pinafore, Inc., Sr. Sec’d. Notes, 144A	B1	9.00%	10/01/18	200	216,000
Raymond James Financial, Inc., Sr. Unsec’d. Notes	Baa2	8.60%	08/15/19	1,000	1,185,130

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Financial Services (continued)
Regions Financial Corp., Sr. Unsec’d. Notes	Ba3	7.75%		11/10/14	$325	$338,000
SVB Financial Group, Sr. Unsec’d. Notes	A3	5.375%		09/15/20	425	408,672
Washington Mutual Bank, Sub. Notes(i)	NR	6.875%		06/15/11	1,350	1,688
ZFS Finance USA Trust, Jr. Sub. Notes, 144A	Baa1	6.50%	(c)	05/09/37	157	153,075

						11,023,562

Food & Drug Retailers — 1.0%
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875%		05/15/17	2,100	2,247,000
Rite Aid Corp., Sr. Sec’d. Notes(a)	Caa2	10.25%		10/15/19	650	675,187
Wendy’s/Arby’s Restaurants LLC, Gtd. Notes	B3	10.00%		07/15/16	1,200	1,302,000

						4,224,187

Food – Wholesale — 1.4%
Bumble Bee Foods LLC, Sr. Sec’d. Notes	B2	7.75%		12/15/15	1,260	1,440,974
Corn Products International, Inc., Sr. Unsec’d. Notes	Baa2	4.625%		11/01/20	225	221,912
Del Monte Corp., Gtd. Notes	Ba3	7.50%		10/15/19	350	408,188
Dole Food Co., Inc., Gtd. Notes(a)	B3	8.75%		07/15/13	1,875	2,003,906
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Gtd. Notes	B3	8.25%		09/01/17	500	511,250
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Gtd. Notes	B3	9.25%		04/01/15	450	468,562
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Gtd. Notes	Caa1	10.625%		04/01/17	300	321,000
Stater Bros Holdings, Inc., Gtd. Notes, 144A	B2	7.375%		11/15/18	750	768,750

						6,144,542

Food and Beverage — 0.1%
Bumble Bee Acquisition Corp., Sr. Sec’d. Notes, 144A	B2	9.00%		12/15/17	350	364,000

Forestry/Paper — 1.1%
Cascades, Inc., Gtd. Notes (Canada)	Ba3	7.875%		01/15/20	250	256,250
Georgia-Pacific LLC, Gtd. Notes, 144A	Ba2	5.40%		11/01/20	250	247,170
Georgia-Pacific LLC, Gtd. Notes, 144A	Ba2	8.25%		05/01/16	1,500	1,693,125
Graphic Packaging International Corp., Gtd. Notes	B3	9.50%		08/15/13	829	845,580
Smurfit Kappa Funding PLC, Sr. Sub. Notes (Ireland)(a)	B2	7.75%		04/01/15	1,500	1,537,500

						4,579,625

Gaming — 2.2%
Boyd Gaming Corp., Sr. Sub. Notes(a)	Caa1	7.125%		02/01/16	1,075	964,813
Downstream Development Authority of The Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A	Caa1	12.00%		10/15/15	500	493,125
Isle of Capri Casinos, Inc., Gtd. Notes(a)	Caa2	7.00%		03/01/14	675	661,500
Mattel, Inc., Sr. Unsec’d. Notes	Baa2	4.35%		10/01/20	125	121,130
MGM Mirage, Inc., Gtd. Notes	Caa1	6.75%		04/01/13	800	795,200
MGM Resorts International, Sr. Sec’d. Notes, 144A	B1	9.00%		03/15/20	250	275,000
Midwest Gaming Borrower LLC/Midwest Finance Corp., Sr. Sec’d. Notes, 144A	Caa1	11.625%		04/15/16	400	411,000
Mohegan Tribal Gaming Authority, Sec’d. Notes, 144A(a)	B3	11.50%		11/01/17	1,250	1,153,125
River Rock Entertainment Authority, Sr. Sec’d. Notes(a)	B2	9.75%		11/01/11	2,255	2,012,587
Scientific Games International, Inc., Gtd. Notes	B1	9.25%		06/15/19	850	877,625
Snoqualmie Entertainment Authority, Sr. Sec’d. Notes, 144A	Caa1	9.125%		02/01/15	1,650	1,567,500
Station Casinos, Inc., Sr. Sub. Notes(i)	NR	6.50%		02/01/14	1,000	100

						9,332,705

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Gas Distribution — 2.1%
El Paso Corp., Sr. Unsec’d. Notes, 144A	Ba3	6.50%	09/15/20	$2,000	$2,013,608
El Paso Natural Gas Co., Sr. Unsec’d. Notes	Baa3	5.95%	04/15/17	1,250	1,340,798
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes, 144A	Ba3	6.50%	05/01/21	500	487,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	B2	8.625%	06/15/20	550	591,250
Inergy LP/Inergy Finance Corp., Gtd. Notes	Ba3	8.25%	03/01/16	1,976	2,059,980
Northwest Pipeline Corp., Sr. Unsec’d. Notes	Baa2	6.05%	06/15/18	175	197,860
Williams Cos., Inc., (The), Sr. Unsec’d. Notes	Baa3	7.875%	09/01/21	750	885,253
Williams Partners LP/Williams Partners Finance Co., Sr. Unsec’d. Notes	Baa3	7.25%	02/01/17	1,000	1,162,519

					8,738,768

Health Services — 1.5%
Bio-Rad Laboratories, Inc., Sr. Sub. Notes	Ba2	8.00%	09/15/16	500	542,500
UHS Escrow Corp., Sr. Notes, 144A	B1	7.00%	10/01/18	125	128,125
United Surgical Partners International, Inc., Gtd. Notes	Caa1	8.875%	05/01/17	2,250	2,317,500
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., Gtd. Notes	B3	8.00%	02/01/18	1,600	1,640,000
VWR Funding, Inc., Gtd. Notes, PIK	Caa1	10.25%	07/15/15	1,584	1,663,594

					6,291,719

Healthcare Products — 0.4%
Bausch & Lomb, Inc., Sr. Unsec’d. Notes(a)	Caa1	9.875%	11/01/15	1,500	1,605,000

Healthcare Providers & Services — 0.1%
HCA Holdings, Inc., Sr. Unsec’d. Notes, 144A(a)	Caa1	7.75%	05/15/21	550	550,000

Healthcare Services — 1.1%
Biomet, Inc., Gtd. Notes	B3	10.00%	10/15/17	750	819,375
Capella Healthcare, Inc., Gtd. Notes, 144A	B3	9.25%	07/01/17	1,000	1,060,000
Healthsouth Corp., Gtd. Notes	B2	8.125%	02/15/20	1,300	1,397,500
National Mentor Holdings, Inc., Gtd. Notes	Caa1	11.25%	07/01/14	750	761,250
Select Medical Corp., Gtd. Notes	B3	7.625%	02/01/15	750	750,000

					4,788,125

Holding Companies – Diversified — 0.6%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes, 144A	Caa1	8.50%	05/15/18	625	628,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes, 144A	Caa1	9.00%	04/15/19	350	362,688
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A(a)	Ba3	7.75%	10/15/16	1,300	1,374,750

					2,365,563

Hotels — 1.5%
Harrah’s Operating Co., Inc., Sr. Sec’d. Notes, 144A	Ca	12.75%	04/15/18	1,350	1,356,750
Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A	Baa2	5.75%	08/15/15	1,000	1,045,947
Marina District Finance Co., Inc., Sr. Sec’d. Notes, 144A(a)	B2	9.875%	08/15/18	1,125	1,108,125
MCE Finance Ltd., Sr. Sec’d. Notes (Cayman Islands)(a)	B1	10.25%	05/15/18	550	630,438
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Ba1	6.75%	05/15/18	975	1,067,625
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	Ba1	5.75%	02/01/18	150	152,525
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., First Mortgage(a)	Ba2	7.875%	11/01/17	1,000	1,077,500

					6,438,910

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Industrial — 0.2%
Darling International, Inc., Gtd. Notes, 144A	B2	8.50%		12/15/18	$400	$417,000
IDEX Corp., Sr. Unsec’d. Notes	Baa2	4.50%		12/15/20	580	568,587

						985,587

Insurance — 1.8%
AXA SA, Jr. Sub. Notes, 144A (France)	Baa1	6.379%	(c)	12/29/49	525	474,469
Fidelity National Financial, Inc., Sr. Unsec’d. Notes	Baa3	6.60%		05/15/17	850	848,089
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa3	10.75%	(c)	06/15/58	2,500	3,025,000
MetLife Capital Trust X, Jr. Sub. Notes, 144A	Baa2	9.25%		04/08/38	1,625	1,909,375
USI Holdings Corp., Gtd. Notes, 144A	B3	4.161%	(c)	11/15/14	1,375	1,203,125

						7,460,058

Internet Services — 0.1%
Equinix, Inc., Sr. Unsec’d. Notes	Ba2	8.125%		03/01/18	600	627,000

Leisure — 0.1%
Gaylord Entertainment Co., Gtd. Notes(a)	Caa2	6.75%		11/15/14	650	640,250

Machinery — 1.2%
Baldor Electric Co., Gtd. Notes	B3	8.625%		02/15/17	3,000	3,360,000
Manitowoc Co., Inc. (The), Gtd. Notes	B3	8.50%		11/01/20	500	531,250
Manitowoc Co., Inc. (The), Gtd. Notes(a)	B3	9.50%		02/15/18	1,000	1,095,000

						4,986,250

Manufacturing — 0.9%
Amsted Industries, Inc., Sr. Notes, 144A	B1	8.125%		03/15/18	800	849,000
RBS Global, Inc./Rexnord LLC, Gtd. Notes	Caa1	8.50%		05/01/18	1,750	1,859,375
SPX Corp., Gtd. Notes, 144A	Ba1	6.875%		09/01/17	1,000	1,062,500

						3,770,875

Media — 0.6%
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A(a)	Caa2	12.00%		12/01/17	150	155,250
Entravision Communications Corp., Sr. Sec’d. Notes, 144A	B1	8.75%		08/01/17	175	184,625
Gray Television, Inc., Sr. Sec’d. Notes(a)	Caa2	10.50%		06/29/15	450	453,375
LIN Television Corp., Gtd. Notes	Ba3	8.375%		04/15/18	450	477,000
ProQuest LLC/ProQuest Notes Co., Gtd. Notes, 144A	B3	9.00%		10/15/18	1,175	1,210,250
Sinclair Television Group, Inc., Sec’d. Notes, 144A	Ba3	9.25%		11/01/17	250	270,625

						2,751,125

Media – Broadcasting — 0.8%
Citadel Broadcasting Corp., Gtd. Notes, 144A	Ba3	7.75%		12/15/18	750	776,250
Discovery Communications LLC, Gtd. Notes	Baa2	5.625%		08/15/19	550	603,603
Fox Acquisition Sub., LLC, Sr. Notes, 144A	Caa3	13.375%		07/15/16	300	328,500
Salem Communications Corp., Sr. Sec’d. Notes	B2	9.625%		12/15/16	450	477,000
Univision Communications, Inc., Gtd. Notes, PIK,144A	Caa2	9.75%		03/15/15	637	688,433
Univision Communications, Inc., Sr. Unsec’d. Notes, 144A(a)	Caa2	8.50%		05/15/21	350	354,375

						3,228,161

Media – Cable — 1.1%
Bresnan Broadband Holdings LLC, Gtd. Notes, 144A	B3	8.00%		12/15/18	1,250	1,287,500
Echostar DBS Corp., Gtd. Notes	Ba3	7.125%		02/01/16	1,000	1,032,500
Mediacom Broadband LLC, Sr. Unsec’d. Notes	B3	8.50%		10/15/15	2,500	2,512,500

						4,832,500

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Media – Services — 1.2%
Affinion Group, Inc., Gtd. Notes	Caa1	11.50%		10/15/15	$750	$780,000
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes(a)	Ba2	6.25%		11/15/14	1,200	1,294,500
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	Ba2	10.00%		07/15/17	325	380,250
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes (Zero Coupon until 08/01/11)	Caa1	12.50%	(e)	08/01/16	1,325	1,391,250
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	Caa1	7.75%		10/15/18	275	284,625
Warner Music Group Corp., Gtd. Notes(a)	B1	7.375%		04/15/14	1,000	960,000

						5,090,625

Medical Supplies & Equipment — 1.2%
Centene Corp., Sr. Unsec’d. Notes	Ba2	7.25%		04/01/14	850	875,500
HCA, Inc., Sec’d. Notes	B2	9.125%		11/15/14	3,250	3,408,438
Novartis Securities Investment Ltd., Gtd. Notes (Bermuda)	Aa2	5.125%		02/10/19	600	663,620

						4,947,558

Metals & Mining — 3.0%
Arch Coal, Inc., Gtd. Notes	B1	7.25%		10/01/20	125	131,875
Arch Coal, Inc., Gtd. Notes	B1	8.75%		08/01/16	800	872,000
Atkore International, Inc., Sr. Sec’d. Notes, 144A	B3	9.875%		01/01/18	1,000	1,040,000
CONSOL Energy, Inc., Gtd. Notes, 144A	B1	8.25%		04/01/20	1,000	1,080,000
Essar Steel Algoma, Inc., Sr. Sec’d. Notes, 144A (Canada)	B3	9.375%		03/15/15	600	603,750
FMG Resources (August 2006) Pty Ltd., Sr. Notes, 144A (Australia)	B1	6.875%		02/01/18	950	945,250
FMG Resources (August 2006) Pty Ltd., Sr. Notes, 144A (Australia)	B1	7.00%		11/01/15	1,000	1,025,000
Gold Fields Orogen Holding BVI Ltd., Gtd. Notes, 144A (British Virgin Islands)	Baa3	4.875%		10/07/20	700	669,644
Murray Energy Corp., Sr. Sec’d. Notes, 144A	B3	10.25%		10/15/15	1,000	1,050,000
Noranda Aluminium Acquisition Corp., Gtd. Notes, PIK	B3	5.193%	(c)	05/15/15	757	683,916
Novelis, Inc., Gtd. Notes, 144A (Canada)	B2	8.75%		12/15/20	500	518,750
Old AII, Inc., Gtd. Notes(i)	NR	10.00%		12/15/16	1,025	2,573
Patriot Coal Corp., Gtd. Notes	B3	8.25%		04/30/18	1,000	1,017,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Gtd. Notes	B2	8.25%		04/15/18	1,000	1,030,000
Steel Dynamics, Inc., Gtd. Notes, 144A(a)	Ba2	7.625%		03/15/20	750	802,500
Valmont Industries, Inc., Gtd. Notes	Ba1	6.625%		04/20/20	1,000	1,043,398

						12,516,156

Metals/Mining Excluding Steel — 0.7%
Anglo American Capital PLC, Gtd. Notes, 144A (United Kingdom)	Baa1	9.375%		04/08/14	250	300,994
Foundation PA Coal Co. LLC, Gtd. Notes	Ba3	7.25%		08/01/14	575	585,062
Peabody Energy Corp., Gtd. Notes	Ba1	5.875%		04/15/16	1,250	1,256,250
Teck Resources Ltd., Sr. Sec’d. Notes (Canada)	Baa2	10.75%		05/15/19	750	975,000

						3,117,306

Non-Food & Drug Retailers — 1.2%
JC Penney Corp., Inc., Sr. Unsec’d. Notes	Ba1	7.125%		11/15/23	668	689,710
JC Penney Corp., Inc., Sr. Unsec’d. Notes(a)	Ba1	7.95%		04/01/17	650	708,500
Limited Brands, Inc., Gtd. Notes(a)	Ba1	7.00%		05/01/20	1,500	1,582,500
Limited Brands, Inc., Sr. Unsec’d. Notes	Ba3	7.60%		07/15/37	400	392,000
Toys R Us Property Co. I LLC, Gtd. Notes	B2	10.75%		07/15/17	425	484,500
Toys R Us Property Co. II LLC, Sr. Sec’d. Notes	Ba1	8.50%		12/01/17	1,000	1,075,000

						4,932,210

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Office Equipment — 0.1%
ACCO Brands Corp., Sr. Sec’d. Notes	B1	10.625%	03/15/15	$200	$225,000

Oil & Gas — 3.2%
Berry Petroleum Co., Sr. Unsec’d. Notes	B2	6.75%	11/01/20	550	552,750
Brigham Exploration Co., Gtd. Notes, 144A	Caa2	8.75%	10/01/18	425	459,000
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.625%	08/15/20	800	788,000
Concho Resources, Inc., Gtd. Notes	B3	8.625%	10/01/17	250	272,500
Concho Resources, Inc., Sr. Notes	B3	7.00%	01/15/21	1,550	1,588,750
Continental Resources, Inc., Gtd. Notes	B1	7.375%	10/01/20	150	159,000
Continental Resources, Inc., Gtd. Notes	B1	8.25%	10/01/19	1,620	1,798,200
Key Energy Services, Inc., Gtd. Notes(a)	B1	8.375%	12/01/14	750	791,250
Linn Energy LLC/Linn Energy Finance Corp., Gtd. Notes, 144A	B2	7.75%	02/01/21	800	820,000
National Fuel Gas Co., Sr. Unsec’d. Notes	Baa1	6.50%	04/15/18	1,440	1,577,327
Newfield Exploration Co., Sr. Sub. Notes	Ba2	7.125%	05/15/18	1,450	1,526,125
Pan American Energy LLC, Gtd. Notes, 144A (Argentina)	Ba2	7.875%	05/07/21	700	743,750
Petrobras International Finance Co., Gtd. Notes (Cayman Islands)	Baa1	5.875%	03/01/18	500	532,409
Precision Drilling Corp., Gtd. Notes, 144A (Canada)(a)	Ba2	6.625%	11/15/20	250	254,375
Tesoro Corp., Gtd. Notes	Ba1	9.75%	06/01/19	1,000	1,107,500
Whiting Petroleum Corp., Gtd. Notes	Ba3	6.50%	10/01/18	750	757,500

					13,728,436

Oil Field Equipment & Services — 0.4%
Complete Production Services, Inc., Gtd. Notes	B1	8.00%	12/15/16	625	646,875
Dresser-Rand Group, Inc., Gtd. Notes	B1	7.375%	11/01/14	1,101	1,128,525

					1,775,400

Packaging — 1.5%
Crown Cork & Seal Co., Inc., Sr. Unsec’d. Notes	B1	7.375%	12/15/26	3,700	3,672,250
Graham Packaging Co. LP/GPC Capital Corp. I, Gtd. Notes	Caa1	8.25%	01/01/17	550	572,000
Solo Cup Co., Gtd. Notes(a)	Caa2	8.50%	02/15/14	1,000	900,000
Vitro SAB de CV, Gtd. Notes (Mexico)(i)	NR	9.125%	02/01/17	2,000	1,220,000

					6,364,250

Paper & Forest Products — 0.3%
Boise Paper Holdings LLC/Boise Finance Co., Gtd. Notes	B1	9.00%	11/01/17	500	546,250
NewPage Corp., Sr. Sec’d. Notes	B2	11.375%	12/31/14	550	517,000
Sino-Forest Corp, Gtd. Notes, 144A (Canada)(a)	Ba2	6.25%	10/21/17	200	201,750

					1,265,000

Pharmaceuticals — 0.6%
Axcan Intermediate Holdings, Inc., Sr. Unsec’d. Notes	Caa1	12.75%	03/01/16	1,000	1,027,500
Mylan, Inc., Gtd. Notes, 144A	B1	7.625%	07/15/17	300	319,125
Mylan, Inc., Gtd. Notes, 144A(a)	B1	7.875%	07/15/20	300	323,250
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, Gtd. Notes, 144A (Ireland)	B3	7.75%	09/15/18	850	858,500

					2,528,375

Professional Services
Fidelity National Information Services, Inc., Gtd. Notes, 144A	Ba2	7.625%	07/15/17	200	210,500

Real Estate Investment Trust — 1.7%
Developers Diversified Realty Corp., Sr. Unsec’d. Notes	Baa3	7.875%	09/01/20	750	839,893
DuPont Fabros Technology LP, Gtd. Notes	Ba2	8.50%	12/15/17	1,150	1,230,500
Felcor Lodging LP, Sr. Sec’d. Notes(a)	B2	10.00%	10/01/14	400	448,000

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Real Estate Investment Trust (continued)
Goodman Funding Pty Ltd Gtd. Notes, 144A (Australia)	Baa3	6.375%	11/12/20	$600	$575,490
Health Care REIT, Inc., Sr. Unsec’d. Notes	Baa2	6.125%	04/15/20	275	289,483
Kilroy Realty LP, Gtd. Notes	Baa3	5.00%	11/03/15	1,000	992,749
Omega Healthcare Investors, Inc., Gtd. Notes	Ba2	7.50%	02/15/20	400	420,500
Omega Healthcare Investors, Inc., Gtd. Notes, 144A	Ba2	6.75%	10/15/22	275	272,594
ProLogis, Sr. Unsec’d. Notes	Baa2	5.625%	11/15/16	575	590,953
ProLogis, Sr. Unsec’d. Notes	Baa2	6.875%	03/15/20	1,225	1,300,613
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Baa3	3.125%	11/30/15	150	144,523

					7,105,298

Restaurants — 0.5%
DineEquity, Inc., Sr. Unsec’d. Notes, 144A(a)	B3	9.50%	10/30/18	1,000	1,060,000
Dunkin Finance Corp., Sr. Notes, 144A(a)	Caa2	9.625%	12/01/18	300	303,000
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	A2	5.00%	02/01/19	775	847,541

					2,210,541

Retail & Merchandising — 0.7%
Brookstone Co., Inc., Sec’d. Notes, 144A	CCC+(d)	13.00%	10/15/14	782	721,395
Petco Animal Supplies, Inc., Gtd. Notes, 144A(a)	Caa1	9.25%	12/01/18	325	342,469
QVC, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.125%	04/15/17	1,000	1,047,500
QVC, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.375%	10/15/20	750	785,625

					2,896,989

Software Services — 1.4%
First Data Corp., Gtd. Notes	Caa1	9.875%	09/24/15	222	211,455
First Data Corp., Sr. Notes, 144A(a)	Caa1	12.625%	01/15/21	989	944,495
First Data Corp., Sr. Sec’d. Notes, 144A	Caa1	8.25%	01/15/21	989	949,440
Mantech International Corp., Gtd. Notes	Ba2	7.25%	04/15/18	650	679,250
SunGard Data Systems, Inc., Gtd. Notes(a)	Caa1	10.25%	08/15/15	1,600	1,682,000
SunGard Data Systems, Inc., Sr. Unsec’d. Notes, 144A	Caa1	7.375%	11/15/18	1,000	1,005,000
SunGard Data Systems, Inc., Sr. Unsec’d. Notes, 144A	Caa1	7.625%	11/15/20	300	303,750

					5,775,390

Steel Producers/Products — 0.7%
AK Steel Corp., Gtd. Notes	Ba3	7.625%	05/15/20	250	250,625
Algoma Acquisition Corp., Sr. Unsec’d. Notes, 144A (Canada)(a)	Caa2	9.875%	06/15/15	950	858,116
Allegheny Ludlum Corp., Gtd. Notes	Baa3	6.95%	12/15/25	1,850	1,928,723

					3,037,464

Support Services — 1.0%
Corrections Corp. of America, Gtd. Notes	Ba2	7.75%	06/01/17	1,800	1,910,250
Travelport LLC, Gtd. Notes(a)	B3	9.00%	03/01/16	1,350	1,307,812
Travelport LLC, Gtd. Notes	B3	9.875%	09/01/14	1,000	973,750

					4,191,812

Technology — 0.3%
Vangent, Inc., Gtd. Notes	Caa2	9.625%	02/15/15	1,500	1,357,500

Telecom – Integrated/Services — 0.2%
Qwest Communications International, Inc., Gtd. Notes	Ba2	8.00%	10/01/15	500	537,500
Telemar Norte Leste SA, Sr. Unsec’d. Notes, 144A (Brazil)	Baa2	5.50%	10/23/20	400	385,000

					922,500

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Telecommunications — 7.7%
Allbritton Communications Co., Sr. Unsec’d. Notes	B2	8.00%		05/15/18	$650	$656,500
Buccaneer Merger Sub., Inc., Sr. Notes, 144A	Caa1	9.125%		01/15/19	525	542,063
CC Holdings GS V LLC/Crown Castle GS III Corp., Sr. Sec’d. Notes, 144A	Baa3	7.75%		05/01/17	1,250	1,365,625
Digicel Group Ltd., Sr. Unsec’d. Notes,144A (Bermuda)(a)	Caa1	10.50%		04/15/18	750	825,000
DigitalGlobe, Inc., Sr. Sec’d. Notes	Ba3	10.50%		05/01/14	2,095	2,390,919
GeoEye, Inc., Sr. Sec’d. Notes	B3	8.625%		10/01/16	600	627,000
GeoEye, Inc., Sr. Sec’d. Notes	Ba3	9.625%		10/01/15	1,375	1,553,750
Hughes Network Systems LLC/HNS Finance Corp., Gtd. Notes	B1	9.50%		04/15/14	850	876,562
Hughes Network Systems LLC/HNS Finance Corp., Gtd. Notes	B1	9.50%		04/15/14	1,250	1,289,062
Inmarsat Finance PLC, Gtd. Notes, 144A (United Kingdom)(a)	Ba2	7.375%		12/01/17	1,000	1,050,000
Intelsat Luxembourg SA, Gtd. Notes (Luxembourg)	Caa3	11.25%		02/04/17	2,175	2,370,750
iPCS, Inc., Sec’d. Notes, PIK	Ba3	3.537%	(c)	05/01/14	1,036	994,266
MasTec, Inc., Gtd. Notes	B1	7.625%		02/01/17	750	746,250
MetroPCS Wireless, Inc., Gtd. Notes	B2	6.625%		11/15/20	1,450	1,381,125
MetroPCS Wireless, Inc., Gtd. Notes	B2	7.875%		09/01/18	1,200	1,245,000
NII Capital Corp., Gtd. Notes	B2	8.875%		12/15/19	970	1,045,175
NII Capital Corp., Gtd. Notes	B2	10.00%		08/15/16	950	1,052,125
Qtel International Finance Ltd., Gtd. Notes, 144A (Bermuda)	A2	4.75%		02/16/21	275	262,370
SBA Telecommunications, Inc., Gtd. Notes	Ba3	8.25%		08/15/19	500	546,250
Sprint Capital Corp., Gtd. Notes	Ba3	6.90%		05/01/19	3,000	2,962,500
Sprint Nextel Corp., Sr. Unsec’d. Notes	Ba3	8.375%		08/15/17	750	804,375
Telefonica Emisiones SAU, Gtd. Notes (Spain)	Baa1	7.045%		06/20/36	500	511,588
Telemovil Finance Co. Ltd., Gtd. Notes, 144A (El Salvador)	B1	8.00%		10/01/17	550	566,500
Valor Telecommunications Enterprises Finance Corp., Gtd. Notes	BB+(d)	7.75%		02/15/15	750	771,563
Viasat, Inc., Gtd. Notes	B1	8.875%		09/15/16	900	958,500
Wind Acquisition Escrowed	NR	—		—	2,325	—
Wind Acquisition Finance SA, Sec’d. Notes, 144A (Luxembourg)	B2	11.75%		07/15/17	2,325	2,621,437
Wind Acquisition Finance SA, Sr. Sec’d. Notes, 144A (Luxembourg)	Ba2	7.25%		02/15/18	600	610,500
Windstream Corp., Gtd. Notes	Ba3	7.00%		03/15/19	2,230	2,196,550

						32,823,305

Textile & Apparel — 0.2%
Levi Strauss & Co., Sr. Unsec’d. Notes(a)	B2	7.625%		05/15/20	275	283,938
Quicksilver, Inc., Gtd. Notes	Caa1	6.875%		04/15/15	500	488,750

						772,688

Transportation — 0.5%
Asciano Ltd. Gtd. Notes, 144A (Australia)	Baa2	4.625%		09/23/20	475	440,516
AWAS Aviation Capital Ltd., Sr. Sec’d. Notes, 144A (Ireland)	Ba2	7.00%		10/15/16	850	842,562
Viterra, Inc., Gtd. Notes, 144A (Canada)	Ba1	5.95%		08/01/20	850	811,025

						2,094,103

Utilities — 0.1%
Edison Mission Energy, Sr. Unsec’d. Notes	B3	7.75%		06/15/16	400	344,000

TOTAL CORPORATE OBLIGATIONS (cost $312,258,218)						324,753,726

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

FOREIGN BOND	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Netherlands
EDP Finance BV, Sr. Unsec’d. Notes, 144A (Netherlands) (cost $118,577)	A3	4.90%	10/01/19	$135	$115,079

MUNICIPAL BOND — 0.2%
Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds (cost $787,720)	Aa2	6.731%	07/01/43	775	763,158

				Shares

COMMON STOCKS — 1.7%
Auto Parts & Related — 0.6%
Cooper-Standard Holding, Inc.*(a)				8,339	375,255
Cooper-Standard Holding, Inc. (Institutional Offer)*				48,130	2,165,850

					2,541,105

Chemicals — 0.1%
LyondellBasell Industries NV (Class A Stock)*				16,500	567,600

Metals & Mining — 0.5%
Barrick Gold Corp.				35,000	1,861,300

Packaging — 0.1%
Smurfit-Stone Container Corp.*				10,000	256,000

Pharmaceuticals — 0.4%
Mylan, Inc.*				87,822	1,855,679

TOTAL COMMON STOCKS (cost $5,386,386)					7,081,684

PREFERRED STOCKS — 4.6%
Auto Parts & Related — 0.1%
Cooper-Standard Holding, Inc., 7.00%, CVT				1,663	307,655

Automotive — 0.1%
General Motors Co., 4.75%, CVT				12,000	649,320

Banking — 1.5%
Bank of America Corp., 7.25%, CVT				3,000	2,870,910
Citigroup, Inc., 7.50%, CVT				12,000	1,640,280
Fifth Third Bancorp, 8.50%, CVT				10,500	1,560,195
US Bancorp, 7.189%, CVT				600	474,075

					6,545,460

Farming & Agriculture — 0.2%
Bunge Ltd., 4.875%, CVT				8,000	752,000

Finance — 0.1%
PPL Corp., 9.50%, CVT				540,000	295,272

Financial Services — 0.3%
AMG Capital Trust I, 5.10%, CVT				25,000	1,231,250
Citigroup Capital XIII, 7.875%, CVT				6,400	172,224

					1,403,474

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

PREFERRED STOCKS (continued)	Shares	Value (Note 2)

Gas Distribution — 1.2%
El Paso Corp., 4.99%, CVT	2,430	$2,858,895
Williams Cos., Inc., 5.50%, CVT	20,000	2,281,250

		5,140,145

Insurance — 0.2%
Hartford Financial Services Group, Inc., 7.25%, CVT	35,000	896,350

Oil & Gas — 0.7%
Apache Corp., 6.00%, CVT	42,500	2,816,050

Retail & Merchandising — 0.2%
Archer-Daniels-Midland Co., 6.25%	20,000	776,600

U.S. Government Agency Obligation
Federal National Mortgage Assoc., 8.75%, CVT	25,000	12,500
Federal National Mortgage Assoc., Series S, 8.25%(c)	33,500	20,519

		33,019

TOTAL PREFERRED STOCKS (cost $18,798,031)		19,615,345

	Units
WARRANTS* — 0.1%
Auto Parts & Related — 0.1%
Cooper-Standard Holding, Inc., expiring 11/27/17	3,474	90,324
Cooper-Standard Holding, Inc., expiring 11/27/17	2,788	72,488

		162,812

Telecommunications
Charter Communications, Inc., expiring 11/30/14	7,325	60,431

TOTAL WARRANTS (cost $3,080,739)		223,243

TOTAL LONG-TERM INVESTMENTS (cost $384,345,342)		401,779,047

	Shares
SHORT-TERM INVESTMENT — 11.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $50,666,893; includes $39,620,665 of cash collateral for securities on loan) (Note 4)(b)(w)	50,666,893	50,666,893

TOTAL INVESTMENTS(o) — 106.7% (cost $435,012,235)		452,445,940
Liabilities in excess of other assets — (6.7)%		(28,479,088)

NET ASSETS — 100.0%		$423,966,852

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CVT	Convertible Security
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

†	The rating reflected is as of December 31, 2010. Rating of certain bonds may have changed subsequent to that date.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $38,719,142; cash collateral of $39,620,665 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2010.

(d)	Standard & Poor’s rating.

(e)	The rate shown reflects the coupon rate after the step date.

(g)	Indicates a security or securities that have been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(o)	As of December 31, 2010, one security representing $307,655 and 0.1% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$4,915,834	$2,165,850	$—
Preferred Stocks	19,307,690	—	307,655
Warrants	150,755	72,488	—
Bank Loans	—	5,263,917	—
Convertible Bonds	—	43,962,895	—
Corporate Obligations	—	324,753,726	—
Foreign Bond	—	115,079	—
Municipal Bond	—	763,158	—
Affiliated Money Market Mutual Fund	50,666,893	—	—

Total	$75,041,172	$377,097,113	$307,655

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:
Affiliated Money Market Mutual Fund (9.3% represents investments purchased with collateral from securities on loan)	11.9%
Telecommunications	9.1
Banking	4.4
Metals & Mining	4.1
Oil & Gas	3.9
Chemicals	3.6
Gas Distribution	3.3
Financial Services	2.9
Energy – Exploration & Production	2.8
Pharmaceuticals	2.7
Electronic Components & Equipment	2.3
Gaming	2.2
Insurance	2.2
Software Services	2.1
Real Estate Investment Trusts	1.9
Packaging	1.6
Hotels	1.5
Health Services	1.5
Medical Supplies & Equipment	1.5
Food – Wholesale	1.4
Computer Services & Software	1.4
Media – Services	1.4
Automotive Parts & Equipment	1.3
Food & Drug Retailers	1.3
Bank Loans	1.2
Commercial Services	1.2
Machinery	1.2
Support Services	1.2
Non-Food & Drug Retailers	1.2
Containers & Packaging	1.1
Media – Cable	1.1
Healthcare Services	1.1
Entertainment & Leisure	1.1
Forestry/Paper	1.1
Aerospace & Defense	1.0
Consumer Products & Services	0.9
Manufacturing	0.9
Diversified Capital Goods	0.9
Retail & Merchandising	0.9
Auto Parts & Related	0.9
Media – Broadcasting	0.8
Biotechnology	0.7
Metals/Mining Excluding Steel	0.7

Airlines	0.7%
Steel Producers/Products	0.7
Automotive	0.7
Oil Field Equipment & Services	0.6
Media	0.6
Electric – Generation	0.6
Electric – Integrated	0.6
Energy	0.6
Holding Companies – Diversified	0.6
Financial – Brokerage	0.6
Restaurants	0.5
Transportation	0.5
Automobile Manufacturers	0.5
Electronic Components	0.5
Building Materials	0.5
Internet Services	0.4
Building & Construction	0.4
Cable Television	0.4
Healthcare Products	0.4
Consumer Discretionary	0.3
Semiconductors	0.3
Technology	0.3
Paper & Forest Products	0.3
Technology Services	0.3
Auto Loans	0.3
Beverages	0.3
Farming & Agriculture	0.3
Industrial	0.2
Telecom – Integrated/Services	0.2
Diversified Operations	0.2
Textile & Apparel	0.2
Municipal Bonds	0.2
Environmental	0.2
Computers & Peripherals	0.2
Leisure	0.1
Integrated Energy	0.1
Healthcare Providers & Services	0.1
Clothing & Apparel	0.1
Food And Beverage	0.1
Utilities	0.1
Finance	0.1
Advertising	0.1
Diversified	0.1
Office Equipment	0.1

106.7
Liabilities in excess of other assets	(6.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$223,243	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$(79)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$(94,531)

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $38,719,142:
Unaffiliated investments (cost $384,345,342)	$401,779,047
Affiliated investments (cost $50,666,893)	50,666,893
Receivable for fund share sold	6,993,838
Dividends and interest receivable	6,275,507
Prepaid expenses	6,085

Total Assets	465,721,370

LIABILITIES:
Payable to broker for collateral for securities on loan	39,620,665
Payable for investments purchased	1,660,916
Payable to custodian	272,113
Advisory fees payable	115,880
Accrued expenses and other liabilities	65,325
Payable for fund share repurchased	16,793
Shareholder servicing fees payable	2,284
Affiliated transfer agent fee payable	542

Total Liabilities	41,754,518

NET ASSETS	$423,966,852

Net assets were comprised of:
Paid-in capital	$399,689,060
Retained earnings	24,277,792

Net assets, December 31, 2010	$423,966,852

Net asset value and redemption price per share, $423,966,852 / 40,629,905 outstanding shares of beneficial interest	$10.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$26,825,578
Unaffiliated dividend income (net of $630 foreign withholding tax)	1,026,096
Affiliated income from securities lending, net	115,445
Affiliated dividend income	32,456

27,999,575

EXPENSES
Advisory fees	3,166,114
Shareholder servicing fees and expenses	395,764
Custodian and accounting fees	122,000
Audit fee	24,000
Trustees’ fees	13,000
Loan interest expense (Note 7)	12,175
Commitment fee on syndicated credit agreement	12,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses
(including affiliated expense of $3,200) (Note 4)	10,000
Legal fees and expenses	7,000
Insurance expenses	5,000
Miscellaneous	10,016

Total expenses	3,787,069

NET INVESTMENT INCOME	24,212,506

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	15,416,421
Foreign currency transactions	5

15,416,426

Net change in unrealized appreciation (depreciation) on investments	8,559,795

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	23,976,221

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,188,727

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$24,212,506	$23,156,729
Net realized gain (loss) on investment and foreign currency transactions	15,416,426	(11,668,109)
Net change in unrealized appreciation (depreciation) on investments	8,559,795	88,878,400

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	48,188,727	100,367,020

DISTRIBUTIONS	(23,160,615)	(25,549,249)

FUND SHARE TRANSACTIONS:
Fund share sold [21,493,145 and 34,728,762 shares, respectively]	215,586,555	302,760,531
Fund share issued in reinvestment of distributions [2,474,425 and 2,988,216 shares, respectively]	23,160,615	25,549,249
Fund share repurchased [28,037,916 and 28,127,039 shares, respectively]	(281,040,298)	(239,881,350)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(42,293,128)	88,428,430

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,265,016)	163,246,201
NET ASSETS:
Beginning of year	441,231,868	277,985,667

End of year	$423,966,852	$441,231,868

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 98.3%
COMMON STOCKS	Shares	Value (Note 2)

Austria — 1.0%
Erste Group Bank AG	48,575	$2,280,980

Brazil — 0.6%
Banco Santander Brasil SA, ADS	99,620	1,354,832

Canada — 1.6%
Canadian National Railway Co.	54,762	3,640,030

Czech Republic — 0.4%
Komercni Banka A/S	3,341	790,593

France — 8.2%
Air Liquide SA	17,243	2,180,692
AXA SA	82,988	1,380,675
Danone SA	34,697	2,180,125
Legrand SA	67,074	2,731,523
LVMH Moet Hennessy Louis Vuitton SA	23,251	3,824,781
Pernod-Ricard SA	24,636	2,316,343
Schneider Electric SA	25,929	3,880,705

		18,494,844

Germany — 6.8%
Bayer AG	47,270	3,493,153
Beiersdorf AG	18,604	1,032,340
Deutsche Boerse AG	26,280	1,819,123
Linde AG	44,804	6,798,463
Merck KGaA	26,635	2,130,216

		15,273,295

India — 0.4%
ICICI Bank Ltd., ADR	19,430	983,935

Ireland — 1.6%
Accenture PLC (Class A Stock)	74,290	3,602,322

Japan — 4.9%
Aeon Credit Service Co. Ltd.	42,700	603,764
Canon, Inc.	47,500	2,463,049
Hoya Corp.	90,400	2,195,699
INPEX Corp.	303	1,774,560
Kao Corp.	54,700	1,474,117
Lawson, Inc.	11,400	563,752
Shin-Etsu Chemical Co. Ltd.	38,500	2,086,464

		11,161,405

Netherlands — 5.7%
Akzo Nobel NV	57,771	3,588,637
Heineken NV	109,326	5,360,163
Schlumberger Ltd.	17,100	1,427,850
TNT NV	72,368	1,909,944
Wolters Kluwer NV	27,770	608,593

		12,895,187

Singapore — 0.3%
Singapore Telecommunications Ltd.	314,040	746,345

South Korea — 1.2%
Samsung Electronics Co. Ltd.	3,219	2,691,718

COMMON STOCKS (continued)	Shares	Value (Note 2)

Spain — 0.2%
Red Electrica Corp. SA	10,587	$497,992

Sweden — 1.2%
Svenska Cellulosa AB SCA (Class B Stock)	175,759	2,775,287

Switzerland — 9.7%
Compagnie Financiere Richemont SA (Class A Stock)	47,003	2,764,882
Givaudan SA	1,543	1,665,120
Julius Baer Group Ltd.	57,735	2,704,592
Nestle SA	127,002	7,436,748
Roche Holding AG	18,502	2,710,988
Sonova Holding AG	5,503	710,387
Swiss Reinsurance Co. Ltd.	27,592	1,484,361
UBS AG*	142,532	2,339,964

		21,817,042

United Kingdom — 9.6%
Burberry Group PLC	68,221	1,195,516
Compass Group PLC	98,540	892,606
Diageo PLC	231,054	4,268,771
Ladbrokes PLC	296,128	566,494
Reckitt Benckiser Group PLC	90,836	4,992,156
Royal Dutch Shell PLC (Class A Stock)	27,418	906,080
Smiths Group PLC	56,613	1,098,896
Standard Chartered PLC	90,524	2,435,285
Tesco PLC	247,047	1,636,966
William Hill PLC	335,691	893,397
WPP PLC	226,621	2,789,480

		21,675,647

United States — 44.9%
3M Co.	49,060	4,233,878
Abercrombie & Fitch Co. (Class A Stock)	15,850	913,436
American Express Co.	42,860	1,839,551
Autodesk, Inc.*	43,030	1,643,746
Bank of New York Mellon Corp. (The)	147,100	4,442,420
Chevron Corp.	15,500	1,414,375
Cisco Systems, Inc.*	204,560	4,138,249
Colgate-Palmolive Co.	34,080	2,739,010
DENTSPLY International, Inc.	55,830	1,907,711
Dr. Pepper Snapple Group, Inc.	30,480	1,071,677
General Mills, Inc.	48,720	1,733,945
Goldman Sachs Group, Inc. (The)	16,740	2,814,998
Harley-Davidson, Inc.	25,020	867,443
Honeywell International, Inc.	65,350	3,474,006
Intel Corp.	73,030	1,535,821
J.M. Smucker Co. (The)	38,084	2,500,215
Johnson & Johnson	33,230	2,055,275
Medtronic, Inc.	95,000	3,523,550
Monsanto Co.	17,030	1,185,969
National Oilwell Varco, Inc.	48,310	3,248,847
NIKE, Inc. (Class B Stock)(a)	37,150	3,173,353
Omnicom Group, Inc.	66,960	3,066,768
Oracle Corp.	139,330	4,361,029

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
PepsiCo, Inc.	24,520	$1,601,892
Praxair, Inc.	21,950	2,095,566
Procter & Gamble Co. (The)	41,284	2,655,800
Rockwell Automation, Inc.	11,750	842,593
Sally Beauty Holdings, Inc.*(a)	48,280	701,508
Sherwin-Williams Co. (The)(a)	23,070	1,932,113
St. Jude Medical, Inc.*	80,070	3,422,992
State Street Corp.	101,770	4,716,022
Synthes, Inc.	14,482	1,956,232
Target Corp.	28,620	1,720,921
Thermo Fisher Scientific, Inc.*	51,270	2,838,307
United Parcel Service, Inc.
(Class B Stock)	39,170	2,842,959
United Technologies Corp.	25,520	2,008,934
Visa, Inc. (Class A Stock)	25,000	1,759,500
Walgreen Co.	101,430	3,951,713
Walt Disney Co. (The)	120,250	4,510,577
Waters Corp.*	37,250	2,894,697
Zimmer Holdings, Inc.*	18,250	979,660

		101,317,258

TOTAL LONG-TERM INVESTMENTS (cost $197,268,673)		221,998,712

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 3.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $ 8,529,821; includes $5,245,185 of cash collateral for securities on loan)(b)(w)(Note 4)	8,529,821	$8,529,821

TOTAL INVESTMENTS — 102.1% (cost $205,798,494)		230,528,533
Liabilities in excess of other assets — (2.1)%		(4,699,571)

NET ASSETS — 100.0%		$225,828,962

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
ADS	American Depositary Security

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,097,157; cash collateral of $5,245,185 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Austria	$2,280,980	$—	$—
Brazil	1,354,832	—	—
Canada	3,640,030	—	—
Czech Republic	790,593	—	—
France	18,494,844	—	—
Germany	15,273,295	—	—
India	983,935	—	—
Ireland	3,602,322	—	—
Japan	11,161,405	—	—
Netherlands	12,895,187	—	—
Singapore	746,345	—	—
South Korea	2,691,718	—	—
Spain	497,992	—	—
Sweden	2,775,287	—	—
Switzerland	21,817,042	—	—
United Kingdom	21,675,647	—	—
United States	101,317,258	—	—
Affiliated Money Market Mutual Fund	8,529,821	—	—

Total	$230,528,533	$—	$—

Fair Value of Level 2 investments at 12/31/09 was $77,429,933. $70,184,515 was transferred out of Level 2 into Level 1 at 12/31/10 as a result of no longer using third-party vendor modeling tools due to the lack any significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Chemicals	11.2%
Financial – Bank & Trust	8.1
Food	7.3
Beverages	6.5
Medical Supplies & Equipment	6.4
Retail & Merchandising	6.0
Consumer Products & Services	4.5
Computer Services & Software	4.2
Diversified Manufacturing	4.1
Financial Services	3.8
Affiliated Money Market Mutual Fund (2.3% represents investments purchased with collateral from securities on loan)	3.8
Entertainment & Leisure	3.1
Electronic Components & Equipment	2.9
Oil & Gas	2.8
Electronics	2.6
Telecommunications	2.1
Pharmaceuticals	2.1

Transportation	2.1%
Conglomerates	1.9
Semiconductors	1.9
Railroads	1.6
Media	1.5
Advertising	1.4
Insurance	1.3
Paper & Forest Products	1.2
Cosmetics/Personal Care	1.2
Office Equipment	1.1
Oil, Gas & Consumable Fuels	1.0
Industrial Products	1.0
Aerospace & Defense	0.9
Commercial Services	0.8
Banks	0.6
Clothing & Apparel	0.5
Commercial Banks	0.4
Electric	0.2

102.1
Liabilities in excess of other assets	(2.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $5,097,157:
Unaffiliated investments (cost $197,268,673)	$221,998,712
Affiliated investments (cost $8,529,821)	8,529,821
Cash	71,957
Foreign currency, at value (cost $173,130)	175,320
Tax reclaim receivable	535,221
Receivable for fund share sold	288,450
Dividends and interest receivable	245,072
Receivable for investments sold	28,038
Prepaid expenses	2,242

Total Assets	231,874,833

LIABILITIES:
Payable to broker for collateral for securities on loan	5,245,185
Payable for fund share repurchased	613,872
Advisory fees payable	89,672
Accrued expenses and other liabilities	85,331
Payable for investments purchased	10,029
Shareholder servicing fees payable	1,240
Affiliated transfer agent fee payable	542

Total Liabilities	6,045,871

NET ASSETS	$225,828,962

Net assets were comprised of:
Paid-in capital	$209,703,902
Retained earnings	16,125,060

Net assets, December 31, 2010	$225,828,962

Net asset value and redemption price per share, $225,828,962 / 22,286,511 outstanding shares of beneficial interest	$10.13

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $263,016 foreign withholding tax)	$3,281,375
Affiliated dividend income	9,920
Affiliated income from securities lending, net	5,779
Unaffiliated interest income	11

3,297,085

EXPENSES
Advisory fees	1,702,847
Custodian and accounting fees	171,000
Shareholder servicing fees and expenses	170,285
Audit fee	24,000
Shareholders’ reports	11,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	2,000
Loan interest expense (Note 7)	362
Miscellaneous	13,916

Total expenses	2,126,410

NET INVESTMENT INCOME	1,170,675

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(1,812,760)
Foreign currency transactions	(54,027)

(1,866,787)

Net change in unrealized appreciation (depreciation) on:
Investments	21,882,878
Foreign currencies	32,075

21,914,953

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	20,048,166

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,218,841

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$1,170,675	$785,920
Net realized loss on investment and foreign currency transactions	(1,866,787)	(7,369,854)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	21,914,953	32,492,659

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	21,218,841	25,908,725

DISTRIBUTIONS	(787,448)	(1,724,859)

FUND SHARE TRANSACTIONS:
Fund share sold [11,863,784 and 7,483,763 shares, respectively]	108,290,487	60,127,616
Fund share issued in reinvestment of distributions [93,632 and 233,089 shares, respectively]	787,448	1,724,859
Fund share repurchased [5,170,220 and 2,991,662 shares, respectively]	(44,555,621)	(21,276,311)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	64,522,314	40,576,164

TOTAL INCREASE IN NET ASSETS	84,953,707	64,760,030
NET ASSETS:
Beginning of year	140,875,255	76,115,225

End of year	$225,828,962	$140,875,255

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS — 96.9%	Shares	Value (Note 2)

Argentina — 0.8%
Banco Macro SA, ADR(g)	22,490	$1,128,998
BBVA Banco Frances SA, ADR	55,285	641,306
Cresud SACIF y A, ADR*(g)	105,701	2,006,205
Grupo Financiero Galicia SA, ADR*	59,130	905,280
IRSA Inversiones y Representaciones SA, ADR(g)	12,880	207,239
MercadoLibre, Inc.*	28,300	1,886,195
Petrobras Argentina SA (Class B Stock)	48,072	128,959
Petrobras Argentina SA, ADR	53,844	1,420,405
Telecom Argentina SA, ADR(g)	71,330	1,775,404
Transportadora de Gas del Sur SA, ADR(g)	68,030	381,648

		10,481,639

Botswana — 0.4%
Barclays Bank of Botswana(g)	272,230	232,001
Botswana Insurance Holdings Ltd.(g)	425,050	708,012
First National Bank of Botswana(g)	2,827,716	968,322
Letshego Holdings Ltd.(g)	7,821,241	2,242,019
Sechaba Breweries Ltd.(g)	464,634	782,587
Standard Chartered Bank Botswana Ltd.(g)	245,110	306,117

		5,239,058

Brazil — 6.3%
AES Tiete SA (PRFC Shares)	31,800	459,759
All America Latina Logistica SA	122,000	1,102,410
American Banknote SA	13,900	169,563
Anhanguera Educacional Participacoes SA	16,600	400,000
B2W Cia Global Do Varejo	6,000	113,855
Banco Bradesco SA (PRFC Shares)	174,867	3,439,402
Banco do Brasil SA	86,775	1,642,452
Banco do Estado do Rio Grande do Sul	36,000	382,771
Banco Santander Brasil SA	59,200	804,193
BM&FBOVESPA SA	200,399	1,585,084
BR Malls Participacoes SA	34,200	352,301
Bradespar SA (PRFC Shares)	22,400	584,559
Braskem SA (PRFC A Shares)*	35,000	429,488
BRF – Brasil Foods SA	100,560	1,656,211
Brookfield Incorporacoes SA	44,000	229,277
Centrais Eletricas Brasileiras SA (PRFC B Shares)	81,400	1,311,717
Cia Brasileira de Distribuicao Grupo Pao de Acucar (PRFC A Shares)	17,473	729,445
Cia de Bebidas das Americas (PRFC Shares)	138,220	4,206,551
Cia de Concessoes Rodoviarias	35,500	1,002,982
Cia de Saneamento Basico do Estado de Sao Paulo	28,200	723,517
Cia de Saneamento de Minas Gerais-COPASA	18,200	314,663
Cia de Transmissao de Energia Eletrica Paulista (PRFC Shares)	5,051	167,657
Cia Energetica de Minas Gerais (PRFC Shares)	86,972	1,399,411

COMMON STOCKS (continued)	Shares	Value (Note 2)

Brazil (continued)
Cia Energetica de Sao Paulo (PRFC B Shares)	52,500	$853,916
Cia Hering	18,900	307,410
Cia Paranaense de Energia (PRFC B Shares)	24,800	620,000
Cia Siderurgica Nacional SA	66,200	1,063,587
Cielo SA	154,600	1,252,633
Cosan SA Industria e Comercio	26,500	440,762
CPFL Energia SA	23,600	585,735
Cyrela Brazil Realty SA Empreendimentos e Participacoes	36,400	479,120
Diagnosticos da America SA	40,400	547,590
Drogasil SA	44,400	361,084
Duratex SA	11,959	128,595
EcoRodovias Infrastructura e Logistica SA	52,000	400,337
EDP – Energias do Brasil SA	13,300	310,146
Eletropaulo Metropolitana SA (PFRC Shares)	21,000	406,211
Embraer SA	157,200	1,117,446
Fibria Celulose SA*	21,512	343,285
Gafisa SA	76,600	555,581
Gerdau SA (PRFC Shares)	74,300	1,014,687
Gol Linhas Aereas Inteligentes SA (PFRC Shares)	14,000	211,687
Hypermarcas SA*	48,200	654,184
Investimentos Itau SA (PRFC Shares)	304,655	2,422,558
Itau Unibanco Holding SA (PFRC Shares)	209,672	5,025,813
JBS SA	91,700	396,078
Light SA	27,700	424,344
LLX Logistica SA*	90,200	257,016
Localiza Rent A Car	27,700	448,873
Lojas Americanas SA (PRFC Shares)	88,100	812,537
Lojas Renner SA	20,000	679,518
Lupatech SA*	12,400	144,019
Marcopolo SA (PRFC Shares)	135,000	568,464
Marfrig Alimentos SA	34,840	325,313
Metalurgica Gerdau SA (PRFC Shares)	19,100	308,361
MRV Engenharia e Participacoes SA	35,700	335,709
Multiplan Empreendimentos Imobiliarios SA	13,200	293,422
Natura Cosmeticos SA	22,300	640,655
OGX Petroleo e Gas Participacoes SA*	117,100	1,410,843
PDG Realty SA Empreendimentos e Participacoes	175,200	1,072,308
Petroleo Brasileiro SA (PRFC Shares)	630,200	10,360,336
Portx Operacoes Portuarias SA*(g)	90,200	201,592
Randon Participacoes SA (PRFC Shares)	43,500	322,057
Redecard SA	88,800	1,126,048
Rossi Residencial SA	28,400	253,034

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Brazil (continued)
Souza Cruz SA	14,800	$805,887
Suzano Papel e Celulose SA (PRFC Shares)	34,125	303,836
Tam SA (PRFC Shares)	15,000	352,048
Tele Norte Leste Participacoes SA (PRFC Shares)	76,600	1,120,852
Telecomunicacoes de Sao Paulo SA (PRFC Shares)	15,800	400,045
Telemar Norte Leste SA (PRFC A Shares)	3,800	109,330
Tim Participacoes SA (PRFC Shares)	156,000	517,807
Totvs SA	5,600	570,120
Tractebel Energia SA	34,900	577,111
Transmissora Alianca de Energia Eletrica SA	12,900	237,096
Ultrapar Participacoes SA (PRFC Shares)	12,600	797,747
Usinas Siderurgicas de Minas Gerais SA (PRFC A Shares)	70,300	811,414
Vale SA (PRFC A Shares)	310,100	9,060,151
Vivo Participacoes SA (PRFC Shares)	37,975	1,219,318
Weg SA	51,900	681,578

		80,254,502

Bulgaria — 0.2%
Bulgarian American Credit Bank JSCO*(g)	23,904	165,159
CB First Investment Bank AD*(g)	155,563	228,574
Central Cooperative Bank AD*(g)	87,402	59,194
Chimimport AD*(g)	265,946	421,842
Corporate Commercial Bank AD	3,940	172,329
Industrial Holding Bulgaria PLC*(g)	72,512	49,109
MonBat AD*(g)	48,227	207,641
Olovno Tzinkov Komplex AD*(g)	9,086	63,523
Petrol AD*(g)	90,727	493,550
Sopharma AD Sofia*(g)	197,237	524,213

		2,385,134

Chile — 3.1%
Administradora de Fondos de Pensiones Provida SA	43,600	235,160
Administradora de Fondos de Pensiones Provida SA, ADR	5,500	438,405
AES Gener SA	755,000	414,040
Almendral SA	2,494,900	323,591
Antarchile SA	50,200	1,119,846
Banco de Chile	22,270,476	3,283,468
Banco de Credito e Inversiones	19,946	1,408,921
Banco Santander Chile	19,269,250	1,741,644
Banmedica SA	148,000	276,709
Besalco SA	196,700	420,299
CAP SA	21,700	1,156,870
Centros Comerciales Sudamericanos SA	323,750	2,545,242
Cia Cervecerias Unidas SA, ADR	9,800	591,430
Cia General de Electricidad	78,350	505,592

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chile (continued)
Cia Sudamericana de Vapores SA*	297,900	$370,421
Colbun SA	2,044,050	585,262
CorpBanca SA	17,717,950	328,994
Embotelladora Andina SA, ADR (Class B Stock)	18,950	573,616
Empresa Nacional de Electricidad SA	1,081,100	2,025,214
Empresa Nacional de Telecomunicaciones SA	30,850	542,703
Empresas CMPC SA	36,012	1,915,100
Empresas COPEC SA	162,350	3,153,198
Empresas La Polar SA	87,450	635,545
Enersis SA	3,934,200	1,827,722
Enersis SA, ADR	6,700	155,574
Grupo Security SA	692,880	336,076
Inversiones Aguas Metropolitanas SA	252,500	411,661
Lan Airlines SA, ADR	51,750	1,592,865
Madeco SA	4,480,000	270,906
Masisa SA*	1,801,650	290,651
Minera Valparaiso SA	3,281	123,633
Parque Arauco SA	181,800	442,846
Quinenco SA	122,700	445,967
Ripley Corp. SA	188,700	261,987
SACI Falabella	343,300	3,856,843
Salfacorp SA	276,100	996,733
Sociedad de Inversiones Pampa Calichera SA (Class A Stock)	207,000	353,298
Sociedad Matriz Banco de Chile (Class B Stock)	831,050	255,708
Sociedad Quimica y Minera de Chile SA, ADR	30,000	1,752,600
Socovesa SA	350,450	274,654
Sonda SA	334,450	825,191
Vina Concha y Toro SA	76,150	183,378
Vina Concha y Toro SA, ADR	4,800	230,400

		39,479,963

China — 9.2%
AAC Acoustic Technologies Holdings, Inc.	130,000	347,044
Agile Property Holdings Ltd.	158,000	232,544
Agricultural Bank of China Ltd. (Class H Stock)*	2,213,000	1,110,372
Air China Ltd. (Class H Stock)*	510,000	572,805
Alibaba.Com Ltd.	340,000	609,767
Aluminum Corp. of China Ltd. (Class H Stock)*	524,000	477,969
Angang Steel Co. Ltd. (Class H Stock)	260,000	398,055
Anhui Conch Cement Co. Ltd. (Class H Stock)	128,000	600,247
Anta Sports Products Ltd.	336,000	533,429
Avichina Industry & Technology Co. (Class H Stock)*	692,000	325,844
Baidu, Inc., ADR*	44,700	4,314,891
Bank of China Ltd. (Class H Stock)	6,552,000	3,456,052

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

China (continued)
Bank of Communications Co. Ltd. (Class H Stock)	588,000	$592,327
BBMG Corp. (Class H Stock)	161,000	218,318
Beijing Capital International Airport Co. Ltd. (Class H Stock)	342,000	182,598
Beijing Enterprises Holdings Ltd.	83,000	514,692
BOE Technology Group Co. Ltd. (Class B Stock)*	576,700	159,518
Bosideng International Holdings Ltd.	884,000	352,563
Brilliance China Automotive Holdings Ltd.*	750,000	572,188
BYD Co. Ltd. (Class H Stock)	120,500	633,289
Chaoda Modern Agriculture Holdings Ltd.	821,520	616,182
China Agri-Industries Holdings Ltd.	394,000	447,082
China BlueChemical Ltd. (Class H Stock)	378,000	270,875
China Citic Bank (Class H Stock)	994,000	644,524
China Coal Energy Co. (Class H Stock)	586,000	915,248
China Communications Construction Co. Ltd. (Class H Stock)	794,000	694,627
China Communications Services Corp. Ltd. (Class H Stock)	638,000	380,036
China Construction Bank Corp. (Class H Stock)	7,999,670	7,173,438
China COSCO Holdings Co. Ltd. (Class H Stock)*	544,000	576,698
China Dongxiang Group Co.	1,171,000	506,196
China Eastern Airlines Corp. Ltd. (Class H Stock)*	500,000	253,448
China Everbright International Ltd.	578,000	303,396
China Everbright Ltd.	110,000	248,508
China High Speed Transmission Equipment Group Co. Ltd.	190,000	294,308
China International Marine Containers Co. Ltd. (Class B Stock)	185,700	430,038
China Life Insurance Co. Ltd.	283,022	301,402
China Life Insurance Co. Ltd. (Class H Stock)	851,000	3,476,128
China Longyuan Power Group Corp. (Class H Stock)*	630,000	576,279
China Medical Technologies, Inc., ADR*	24,000	269,760
China Mengniu Dairy Co. Ltd.	273,000	723,523
China Merchants Bank Co. Ltd. (Class H Stock)	492,769	1,243,841
China Merchants Holdings International Co. Ltd.	182,000	718,840
China Minsheng Banking Corp Ltd. (Class H Stock)	621,000	531,295
China Mobile Ltd.	1,100,000	10,925,278
China National Building Material Co. Ltd. (Class H Stock)	202,000	463,107
China National Materials Co. Ltd. (Class H Stock)	350,000	282,331
China Oilfield Services Ltd. (Class H Stock)	294,000	636,960

COMMON STOCKS (continued)	Shares	Value (Note 2)

China (continued)
China Overseas Land & Investment Ltd.	378,720	$700,648
China Pacific Insurance Group Co. Ltd. (Class H Stock)	103,200	428,849
China Petroleum & Chemical Corp. (Class H Stock)	2,064,000	1,975,628
China Railway Construction Corp. (Class H Stock)	293,200	353,071
China Railway Group Ltd. (Class H Stock)	742,000	535,537
China Resources Enterprise Ltd.	304,000	1,245,677
China Resources Gas Group Ltd.	150,000	213,437
China Resources Land Ltd.	196,000	358,069
China Resources Power Holdings Co. Ltd.	355,400	643,788
China Shanshui Cement Group Ltd.	250,000	178,507
China Shenhua Energy Co. Ltd. (Class H Stock)	436,000	1,828,633
China Shineway Pharmaceutical Group Ltd.	75,000	215,173
China Shipping Container Lines Co. Ltd. (Class H Stock)*	1,105,000	489,039
China Shipping Development Co. Ltd. (Class H Stock)	424,000	565,130
China Southern Airlines Co. Ltd. (Class H Stock)*	632,000	387,032
China Taiping Insurance Holdings Co. Ltd.*	80,000	245,986
China Telecom Corp. Ltd. (Class H Stock)	3,382,000	1,770,886
China Travel International Investment Hong Kong Ltd.*	690,000	155,349
China Unicom Hong Kong Ltd.	1,094,052	1,565,184
China Vanke Co. Ltd. (Class B Stock)	137,500	169,823
China Yurun Food Group Ltd.	246,000	808,628
China Zhongwang Holdings Ltd.	172,400	96,039
Chongqing Changan Automobile Co. Ltd. (Class B Stock)	413,280	349,859
CITIC Pacific Ltd.	229,000	595,127
CNOOC Ltd.	1,924,000	4,564,450
CNPC Hong Kong Ltd.	230,000	356,860
COSCO Pacific Ltd.	364,000	634,078
Country Garden Holdings Co.	1,415,000	542,494
CSR Corp. Ltd. (Class H Stock)	300,000	394,452
Ctrip.com International Ltd., ADR*	29,000	1,173,050
Datang International Power Generation Co. Ltd. (Class H Stock)	892,000	313,293
Dongfang Electric Corp. Ltd. (Class H Stock)	80,600	399,226
Dongfeng Motor Group Co. Ltd. (Class H Stock)	540,000	930,939
Evergrande Real Estate Group Ltd.	1,024,000	497,983
Focus Media Holding Ltd., ADR*	33,200	728,076
Foxconn International Holding Ltd.*	220,000	153,690
Global Bio-Chem Technology Group Co. Ltd.*	1,064,000	161,527

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

China (continued)
Golden Eagle Retail Group Ltd.	178,000	$438,771
Great Wall Motor Co. Ltd. (Class H Stock)	115,000	355,084
Guangdong Investment Ltd.	766,000	394,195
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	457,909	631,534
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	99,600	142,491
Guangzhou Shipyard International Co. Ltd. (Class H Stock)	183,505	407,012
Harbin Power Equipment Co. Ltd. (Class H Stock)	344,000	542,590
Hengdeli Holdings Ltd.	632,000	376,462
Huaneng Power International, Inc. (Class H Stock)	646,000	341,583
Industrial & Commercial Bank of China Ltd. (Class H Stock)	6,010,000	4,476,881
Inner Mongolia Eerduosi Cashmere Products Co. Ltd. (Class B Stock)	133,600	237,808
Inner Mongolia Yitai Coal Co. (Class B Stock)	74,392	530,787
Jiangsu Expressway Co. Ltd. (Class H Stock)	274,000	313,735
Jiangxi Copper Co. Ltd. (Class H Stock)	197,000	647,559
Kingboard Chemical Holdings Ltd.	86,500	518,034
Lee & Man Paper Manufacturing Ltd.	275,000	208,387
Lenovo Group Ltd.	1,016,000	650,947
Li Ning Co. Ltd.	148,500	314,852
Lianhua Supermarket Holdings Co. Ltd. (Class H stock)	50,000	238,974
Lonking Holdings Ltd.	562,000	307,290
Maanshan Iron & Steel (Class H Stock)	392,000	208,790
Metallurgical Corp. of China Ltd. (Class H Stock)*	929,000	409,951
Mindray Medical International Ltd., ADR	11,600	306,240
Netease.com, ADR*	22,300	806,145
New Oriental Education & Technology Group, Inc., ADR*	7,100	747,133
Nine Dragons Paper Holdings Ltd.	289,000	408,247
NVC Lighting Holdings Ltd.	687,000	359,728
Parkson Retail Group Ltd.	288,000	443,886
PetroChina Co. Ltd. (Class H Stock)	2,668,000	3,487,402
PICC Property & Casualty Co. Ltd. (Class H Stock)*	284,000	411,414
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	172,000	1,922,962
Poly (Hong Kong) Investments Ltd.	323,000	315,819
Ports Design Ltd.	82,500	227,669
Real Gold Mining Ltd.*	209,000	364,072
Semiconductor Manufacturing International Corp.*	3,851,000	277,450
Shanda Interactive Entertainment Ltd., ADR*	6,200	245,768
Shandong Chenming Paper Holdings Ltd. (Class B Stock)	360,387	288,855

COMMON STOCKS (continued)	Shares	Value (Note 2)

China (continued)
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	192,000	$544,669
Shanghai Electric Group Co. Ltd. (Class H Stock)	458,000	302,277
Shanghai Haixin Group Co. (Class B Stock)*	451,500	227,556
Shanghai Industrial Holdings Ltd.	79,000	341,499
Shimao Property Holdings Ltd.	167,000	252,236
Sihuan Pharmaceutical Holdings Group Ltd.*	500,000	365,377
Sina Corp.*	12,400	853,368
Sino Biopharmaceutical Ltd.	548,000	203,752
Sino-Ocean Land Holdings Ltd.	701,000	459,048
Sinofert Holdings Ltd.*	608,000	314,450
Sinopharm Group Co. (Class H Stock)	128,400	447,669
Soho China Ltd.	315,000	234,240
Sohu.com, Inc.*	5,500	349,195
Suntech Power Holdings Co. Ltd., ADR*	29,300	234,693
Tencent Holdings Ltd.	133,500	2,900,904
Tianjin Port Development Holdings Ltd.	1,224,000	289,749
Tingyi Cayman Islands Holding Corp.	464,000	1,187,937
Tsingtao Brewery Co. Ltd. (Class H Stock)	78,000	408,424
United Laboratories International Holdings Ltd. (The)	120,000	246,398
VODone Ltd.	650,000	200,700
Want Want China Holdings Ltd.	1,341,400	1,175,244
Weichai Power Co. Ltd. (Class H Stock)	66,000	406,301
Wumart Stores, Inc. (Class H Stock)	137,000	337,706
WuXi PharmaTech Cayman, Inc., ADR*	15,000	242,100
Yangzijiang Shipbuilding Holdings Ltd.	323,000	480,718
Yantai Changyu Pioneer Wine Co. (Class B Stock)	54,000	574,681
Yanzhou Coal Mining Co. Ltd. (Class H Stock)	310,000	947,213
Zhaojin Mining Industry Co. Ltd. (Class H Stock)	92,000	376,389
Zhejiang Expressway Co. Ltd. (Class H Stock)	374,000	368,572
Zhejiang Southeast Electric Power Co. (Class B Stock)	275,000	166,925
Zhongsheng Group Holdings Ltd.*	114,000	247,864
Zijin Mining Group Co. Ltd. (Class H Stock)	560,000	519,452
ZTE Corp. (Class H Stock)	140,840	559,896

		116,906,786

Colombia — 1.5%
Almacenes Exito SA	106,165	1,291,674
Banco de Bogota SA	28,800	868,500
BanColombia SA, ADR	46,100	2,854,051

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Colombia (continued)
Bolsa de Valores de Colombia	10,500,000	$235,156
Cementos Argos SA	70,500	418,594
Cia Colombiana de Inversiones SA	122,600	368,439
Corporacion Financiera Colombian	17,569	314,046
Corporacion Financiera Colombian*	373	6,733
Ecopetrol SA	1,283,100	2,739,953
Empresa de Telecomunicaciones de Bogota*	986,800	344,352
Grupo Aval Acciones y Valores	1,241,600	1,099,333
Grupo Nacional de Chocolates SA(g)	191,394	2,701,447
Interconexion Electrica SA	321,200	2,358,812
Inversiones Argos SA	141,500	1,466,589
Isagen SA ESP	643,800	871,812
Mineros SA	69,000	282,469
Suramericana de Inversiones SA	57,100	1,114,640
Textiles Fabricato Tejicondor SA*	9,438,400	132,236

		19,468,836

Croatia — 0.9%
Adris Grupa dd (PRFC Shares)(g)	22,693	1,081,004
Atlantska Plovidba dd(g)	2,227	297,549
Dalekovod dd*(g)	9,170	429,983
Ericsson Nikola Tesla(g)	2,615	644,335
Hrvatske telekomunikacije dd(g)	78,557	4,106,090
INA Industrija Nafte dd*	3,702	2,137,329
Institut Gradevinarstva Hrvatske dd*(g)	660	200,740
Koncar-Elektroindustrija dd*(g)	6,510	624,653
Petrokemija dd*(g)	14,297	434,846
Podravka dd*(g)	11,300	619,218
Zagrebacka Banka dd(g)	7,500	339,523

		10,915,270

Czech Republic — 1.6%
CEZ A/S	161,550	6,749,190
Komercni Banka A/S	19,750	4,673,515
New World Resources NV (Class A Stock)*	261,850	3,786,211
Pegas Nonwovens SA	20,937	522,809
Philip Morris CR A/S	1,500	819,548
Telefonica O2 Czech Republic A/S	103,700	2,110,844
Unipetrol*	175,700	1,846,804

		20,508,921

Egypt — 1.5%
Alexandria Mineral Oils Co.	4,500	34,077
Arab Cotton Ginning	637,670	484,431
Citadel Capital Corp.*	219,650	346,218
Commercial International Bank	324,500	2,649,664
Eastern Co.	12,520	258,704
Egyptian Co. for Mobile Services	25,840	734,114
Egyptian Financial & Industrial Co.*	96,830	315,427
Egyptian Financial Group-Hermes Holding	171,640	1,002,933
Egyptian Kuwaiti Holding Co.	345,251	586,927
Egyptian Resorts Co.*	1,659,367	571,703
El Ezz Aldekhela Steel Alexandria(g)	1,380	189,601

COMMON STOCKS (continued)	Shares	Value (Note 2)

Egypt (continued)
ElSwedy Cables Holding Co.*	38,363	$356,072
Ezz Steel*	265,820	897,515
Ghabbour Auto	39,000	291,845
Maridive & Oil Services SAE	208,128	740,936
Medinet Nasr Housing*	17,100	93,704
Misr Beni Suef Cement Co.	15,640	195,008
National Societe Generale Bank SAE	31,735	273,233
Nile Cotton Ginning	74,450	208,537
Olympic Group Financial Investments	71,600	508,169
Orascom Construction Industries	57,530	2,845,381
Orascom Telecom Holding SAE*	2,128,281	1,583,837
Oriental Weavers(g)	72,671	426,762
Palm Hills Developments SAE*	308,200	336,604
Pioneers Holding	382,500	210,853
Sidi Kerir Petrochemcials Co.	236,510	587,914
Six of October Development & Investment*	13,658	253,326
South Valley Cement	242,068	213,087
Suez Cement(g)	38,000	248,751
Talaat Moustafa Group*	530,500	788,667
Telecom Egypt	299,350	932,342

		19,166,342

Estonia — 0.4%
AS Nordecon International*(g)	60,000	112,170
Merko Ehitus A/S(g)	32,608	394,348
Olympic Entertainment Group A/S*(g)	350,536	695,610
Tallink Group Ltd. A/S*(g)	2,334,200	2,464,177
Tallinna Kaubamaja A/S(g)	88,428	733,818
Tallinna Vesi A/S (Class A Stock)	21,500	226,685

		4,626,808

Ghana — 0.2%
CAL Bank Ltd.(g)	1,140,075	237,835
Ghana Commercial Bank Ltd.(g)	1,190,800	2,163,634
Standard Chartered Bank/Ghana(g)	13,000	395,074

		2,796,543

Hungary — 1.5%
Egis Gyogyszergyar Nyrt	6,850	661,440
Magyar Telekom Telecommunications PLC	1,040,790	2,581,267
MOL Hungarian Oil and Gas Nyrt*	54,230	5,418,938
OTP Bank PLC*	269,450	6,501,326
Richter Gedeon Nyrt	20,800	4,253,858

		19,416,829

India — 6.4%
ABB Ltd.	9,590	170,685
ACC Ltd.	15,500	372,846
Adani Enterprises Ltd.*	23,400	340,102
Adani Power Ltd.*	139,800	407,535
Aditya Birla Nuvo Ltd.	9,400	176,890
Ambuja Cements Ltd.	139,000	445,148
Amtek Auto Ltd.	111,090	340,115

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

India (continued)
Apollo Hospitals Enterprise Ltd.	29,000	$295,253
Asian Paints Ltd.	7,200	463,528
Axis Bank Ltd.	38,500	1,162,448
Bajaj Auto Ltd.	16,000	551,403
Bajaj Hindusthan Ltd.	39,400	104,723
Balrampur Chini Mills Ltd.	75,700	148,810
Bank of Baroda	18,000	360,966
Bank of India	30,000	302,986
Bharat Forge Ltd.*	28,500	241,627
Bharat Heavy Electricals Ltd.*	17,720	920,853
Bharat Petroleum Corp. Ltd.	13,600	200,251
Bharti Airtel Ltd.*	489,880	3,930,872
Bosch Ltd.	2,600	366,340
Cadila Healthcare Ltd.	14,000	243,525
Cairn India Ltd.*	52,880	393,510
Canara Bank	24,000	354,378
CESC Ltd.	25,000	204,098
Cipla Ltd.	84,810	701,392
Coal India Ltd.*	85,600	602,541
Colgate-Palmolive India Ltd.	7,200	140,063
Container Corp. of India	9,900	280,539
Crompton Greaves Ltd.	23,450	162,548
Cummins India Ltd.	21,000	369,114
Dabur India Ltd.	93,400	209,401
Divi’s Laboratories Ltd.	10,000	144,661
DLF Ltd.	75,930	495,757
Dr. Reddys Laboratories Ltd.	15,800	587,566
Educomp Solutions Ltd.	13,000	154,596
Essar Oil Ltd.*	53,050	163,427
Exide Industries Ltd.	96,500	360,189
Financial Technologies India Ltd.*	8,700	173,893
GAIL India Ltd.*	63,600	729,163
GAIL India Ltd., GDR	10,055	683,740
Glaxosmithkline Pharmaceuticals Ltd.	4,500	235,240
Glenmark Pharmaceuticals Ltd.*	55,090	446,116
GMR Infrastructure Ltd.*	379,500	389,557
Godrej Consumer Products Ltd.	26,000	224,967
Gujarat State Petronet Ltd.*	95,000	250,593
GVK Power & Infrastructure Ltd.*	457,800	415,158
HCL Technologies Ltd.	32,000	326,512
HDFC Bank Ltd., ADR	12,210	2,040,413
Hero Honda Motors Ltd.*	21,600	960,394
Hindalco Industries Ltd.	75,000	414,290
Hindalco Industries Ltd., GDR, 144A	37,400	206,594
Hindustan Petroleum Corp Ltd.*	25,000	218,970
Hindustan Unilever Ltd.	246,800	1,727,020
Housing Development & Infrastructure Ltd.*	93,057	405,713
Housing Development Finance Corp.	186,700	3,041,104
ICICI Bank Ltd., ADR	49,280	2,495,539
IDBI Bank Ltd.	95,000	350,660
Idea Cellular Ltd.*	285,260	443,695
IFCI Ltd.*	142,000	213,722
Indiabulls Financial Services Ltd.	47,800	186,165
Indiabulls Real Estate Ltd.*	57,100	177,819
Indiabulls Securities Ltd.	258,300	130,262
Indian Hotels Co. Ltd.	108,000	233,318

COMMON STOCKS (continued)	Shares	Value (Note 2)

India (continued)
Indian Oil Corp. Ltd.*	83,500	$639,392
Infosys Technologies Ltd., ADR	73,830	5,616,986
Infrastructure Development Finance Co. Ltd.	214,570	876,227
ITC Ltd.	335,960	1,312,209
IVRCL Infrastructures & Projects Ltd.*	46,200	132,819
Jain Irrigation Systems Ltd.	64,000	300,857
Jaiprakash Associates Ltd.	189,105	447,652
Jaiprakash Power Ventures Ltd.*	140,200	165,707
Jindal Steel & Power Ltd.*	56,160	894,302
JSW Energy Ltd.	299,700	667,899
JSW Steel Ltd.	26,200	689,673
Kotak Mahindra Bank Ltd.	46,958	476,406
Lanco Infratech Ltd.*	237,000	336,300
Larsen & Toubro Ltd., GDR	22,062	976,464
LIC Housing Finance Ltd.	42,500	185,721
Lupin Ltd.*	24,000	258,947
Mahindra & Mahindra Ltd., GDR	74,560	1,310,765
Maruti Suzuki India Ltd.*	21,090	670,503
Mphasis Ltd.	13,300	200,117
Mundra Port & Special Economic Zone Ltd.*	157,500	507,388
Nagarjuna Construction Co.*	67,500	212,395
Nestle India Ltd.	7,000	597,031
NHPC Ltd.	810,100	510,898
NTPC Ltd.*	401,500	1,801,654
Oil & Natural Gas Corp. Ltd.*	80,330	2,314,237
Oil India Ltd.	10,200	321,911
Patni Computer Systems Ltd.	23,500	250,425
Piramal Healthcare Ltd.	27,100	284,818
Power Grid Corp. of India Ltd.*	329,090	723,461
Punj Lloyd Ltd.*	36,100	90,300
Ranbaxy Laboratories Ltd., GDR*	33,030	447,226
Reliance Capital Ltd.*	24,100	360,193
Reliance Communications Ltd.*	292,500	950,797
Reliance Industries Ltd., GDR, 144A	109,400	5,198,688
Reliance Infrastructure Ltd.	58,250	1,098,432
Reliance Power Ltd.*	159,847	565,354
Rural Electrification Corp. Ltd.*	59,400	397,328
Satyam Computer Services Ltd.*	141,700	209,627
Sesa Goa Ltd.	65,100	478,332
Shree Renuka Sugars Ltd.	81,000	175,894
Siemens India Ltd.	16,500	302,749
State Bank of India Ltd., GDR (CHIX)	6,200	802,900
State Bank of India Ltd., GDR (OTC)	5,370	698,100
Steel Authority of India Ltd.*	107,900	440,384
Sterlite Industries India Ltd.	122,320	510,590
Sun Pharmaceutical Industries Ltd.*	73,950	802,014
Sun TV Network Ltd.*	27,500	323,432
Suzlon Energy Ltd.*	278,800	341,057
Tata Chemicals Ltd.	34,200	301,272
Tata Communications Ltd.*	48,000	273,787
Tata Consultancy Services Ltd.	77,360	2,016,654
Tata Motors Ltd., ADR	24,490	718,537
Tata Power Co. Ltd.	30,740	938,768
Tata Steel Ltd.	34,990	532,421

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

India (continued)
Tata Tea Ltd.*	138,700	$335,312
Tata Teleservices Maharashtra Ltd.*	253,600	110,027
Titan Industries Ltd.	2,100	168,834
Torrent Power Ltd.	35,200	217,584
Ultra Tech Cement Ltd.	11,000	266,728
Unitech Ltd.*	378,590	561,344
United Spirits Ltd.	17,210	563,371
Videocon Industries Ltd.	38,300	185,568
Voltas Ltd.	42,500	206,916
Wipro Ltd.	80,333	882,558
Yes Bank Ltd.	45,000	314,794
Zee Entertainment Enterprises Ltd.	110,200	362,897
Zee Learn Ltd.*(g)	13,775	8,472

		80,833,708

Indonesia — 2.9%
Adaro Energy PT	6,116,600	1,731,113
AKR Corporindo Tbk PT	3,689,000	708,321
Aneka Tambang Tbk PT	860,000	233,851
Astra Agro Lestari Tbk PT	95,500	277,703
Astra International Tbk PT	581,000	3,517,597
Bakrie and Brothers Tbk PT*	42,145,500	304,046
Bakrie Sumatera Plantations Tbk PT	5,068,500	219,391
Bakrie Telecom Tbk PT*	10,700,000	279,079
Bakrieland Development Tbk PT	9,500,000	165,538
Bank Central Asia Tbk PT	3,922,500	2,786,238
Bank Danamon Indonesia Tbk PT	852,500	539,317
Bank Mandiri Tbk PT	1,941,500	1,400,638
Bank Negara Indonesia Persero Tbk PT	1,013,500	435,884
Bank Pan Indonesia Tbk PT*	1,476,000	186,752
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT*	1,720,700	276,916
Bank Rakyat Indonesia	1,626,500	1,895,477
Bank Tabungan Negara Tbk PT	1,023,100	186,225
Barito Pacific Tbk PT*	1,361,500	176,799
Bayan Resources Tbk PT*	262,500	524,417
Berlian Laju Tanker Tbk PT*	6,511,500	238,490
Bumi Resources Tbk PT	5,635,000	1,891,884
Charoen Pokphand Indonesia Tbk PT	2,702,500	551,898
Delta Dunia Makmur Tbk PT*	2,059,100	367,941
Energi Mega Persada Tbk PT*	14,559,500	200,375
Gajah Tunggal Tbk PT	1,081,500	276,077
Gudang Garam Tbk PT	138,000	612,653
Indah Kiat Pulp & Paper Corp. Tbk PT*	567,000	103,205
Indika Energy Tbk PT	700,000	367,092
Indo Tambangraya Megah PT	121,500	684,365
Indocement Tunggal Prakarsa Tbk PT	512,000	906,371
Indofood Sukses Makmur Tbk PT	1,473,500	797,260
Indosat Tbk PT	518,500	310,755
International Nickel Indonesia Tbk PT	471,000	254,842
Jasa Marga PT	800,000	304,107
Kalbe Farma Tbk PT	1,030,000	371,532
Lippo Karawaci Tbk PT	3,963,500	299,132

COMMON STOCKS (continued)	Shares	Value (Note 2)

Indonesia (continued)
Medco Energi Internasional Tbk PT	461,000	$172,683
Pembangunan Perumahan Persero Tbk PT	2,281,500	202,575
Perusahaan Gas Negara PT	4,811,000	2,362,783
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	240,000	342,286
Semen Gresik Persero Tbk PT	768,500	806,029
Summarecon Agung Tbk PT	2,382,500	288,227
Tambang Batubara Bukit Asam Tbk PT	294,500	750,141
Telekomunikasi Indonesia Tbk PT	4,286,500	3,782,206
Timah Tbk PT	1,050,000	320,477
Unilever Indonesia Tbk PT	388,000	710,544
United Tractors Tbk PT	858,500	2,267,736
Xl Axiata Tbk PT*	989,300	581,941

		36,970,909

Jordan — 0.8%
Arab Bank PLC(g)	306,826	4,326,245
Arab Potash Co.(g)	30,863	1,896,780
Cairo Amman Bank	117,478	527,805
Capital Bank of Jordan(g)	65,259	141,988
Jordan Petroleum Refinery Co.(g)	63,341	468,927
Jordan Phosphate Mines	13,180	315,255
Jordan Steel(g)	151,710	467,262
Jordan Telecom(g)	62,300	473,543
Jordanian Electric Power Co.(g)	126,009	735,260
Tameer Jordan Holdings PSC*	404,950	228,850
United Arab Investors*	260,300	150,781

		9,732,696

Kazakhstan — 0.8%
Eurasian Natural Resources Corp.	176,400	2,882,245
Halyk Savings Bank of Kazakhstan JSC, GDR*(g)	191,291	1,922,475
Kazakhmys PLC	146,100	3,676,417
KazMunaiGas Exploration Production, GDR	114,300	2,266,569

		10,747,706

Kenya — 0.8%
Athi River Mining Ltd.(g)	115,000	260,458
Bamburi Cement Co. Ltd.(g)	94,400	218,475
Barclays Bank of Kenya Ltd.(g)	974,700	753,945
British American Tobacco Kenya Ltd.(g)	105,000	350,866
Co-operative Bank of Kenya Ltd. (Class L Stock)(g)	3,111,600	731,688
East African Breweries Ltd.(g)	825,600	2,053,782
Equity Bank Ltd.(g)	3,275,000	1,084,236
KenolKobil Ltd. Group(g)	1,854,200	229,480
Kenya Airways Ltd.(g)	628,600	357,866
Kenya Commercial Bank Ltd.(g)	3,263,640	878,517
Kenya Electricity Generating Co. Ltd.(g)	1,664,200	350,141
Kenya Power & Lighting Co. Ltd.(g)	1,323,105	393,002
Mumias Sugar Co. Ltd.(g)	1,400,000	168,069

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Kenya (continued)
Safaricom Ltd.(g)	27,087,500	$1,575,634
Standard Chartered Bank Kenya Ltd.(g)	84,127	268,624

		9,674,783

Kuwait — 1.6%
Acico Industries Co. KSCC	84,000	107,501
Agility	265,000	489,868
Ahli United Bank*	125,000	293,281
Al Ahli Bank of Kuwait(g)	138,750	345,272
Al Safat Investment Co.*	460,000	103,022
Al Safwa Group Co.*	800,000	65,411
Al-Qurain Petrochemicals Co.*	340,000	227,231
Boubyan Bank KSC*	245,000	548,702
Boubyan Petrochemicals Co.	397,500	763,064
Burgan Bank*	215,649	406,306
Combined Group Contracting Co.	38,500	273,729
Commercial Bank of Kuwait*(g)	150,000	490,579
Commercial Facilities Co.	170,000	229,648
Commercial Real Estate Co.*(g)	1,108,980	315,387
Gulf Bank KSC*	390,000	790,260
Gulf Cable & Electrical Industries Co.	87,500	622,112
Hits Telecom Holding KSC*	520,000	147,885
Kuwait Cement Co.(g)	140,000	348,383
Kuwait Finance House	418,978	1,727,744
Kuwait Food Co.(g)	110,000	641,308
Kuwait International Bank*	240,000	290,082
Kuwait Pipes Industries & Oil Services Co.*	460,000	441,522
Kuwait Portland Cement Co.	60,000	354,070
Kuwait Projects Co. Holdings KSC	147,000	227,320
Kuwait Real Estate Co.*	560,000	115,464
Mabanee Co. SAKC	120,450	342,552
Mena Holding Group*	99,000	53,494
Mobile Telecommunications Co.	857,500	4,633,487
National Bank of Kuwait	576,490	2,951,104
National Industries Group Holding*	877,500	1,076,209
National Investments Co.*	180,000	291,148
National Mobile Telecommunication Co. KSC	30,000	202,631
National Ranges Co. KSCC*	2,960,000	178,884
National Real Estate Co.*	320,000	191,113
Sultan Center Food Products Co.*(g)	290,000	187,629

		20,473,402

Latvia — 0.1%
Grindeks*(g)	52,160	658,325
Latvian Shipping Co.*(g)	332,621	237,474
Ventspils Nafta*(g)	78,610	207,317

		1,103,116

Lebanon — 0.3%
Banque Audi Saradar Group(g)	64,000	530,560
Solidere (Class A Stock)(g)	10,700	198,271
Solidere, GDR	151,596	2,900,031

		3,628,862

COMMON STOCKS (continued)	Shares	Value (Note 2)

Lithuania — 0.2%
Apranga PVA*(g)	78,286	$216,656
Klaipedos Nafta PVA(g)	513,391	366,350
Lietuvos Dujos(g)	193,290	188,556
Lifosa PVA*(g)	24,700	457,211
Pieno Zvaigzdes(g)	111,220	219,964
Rokiskio Suris(g)	145,010	347,250
Sanitas*(g)	42,960	315,513
Siauliu Bankas*(g)	241,602	108,802

		2,220,302

Malaysia — 3.2%
AirAsia Bhd*	595,800	488,852
Alliance Financial Group Bhd	249,000	245,487
AMMB Holdings Bhd	317,500	723,861
Axiata Group Bhd*	833,825	1,284,472
Batu Kawan Bhd(g)	135,600	743,194
Berjaya Corp. Bhd	1,376,900	495,657
Berjaya Sports Toto Bhd	243,707	355,661
Boustead Holdings Bhd	192,000	334,996
British American Tobacco Malaysia Bhd	39,800	580,833
Bursa Malaysia Bhd	110,000	278,255
CIMB Group Holdings Bhd	601,900	1,659,202
Dialog Group Bhd	806,900	468,413
Digi.Com Bhd	76,200	607,920
DRB-Hicom Bhd	585,000	368,056
EON Capital Bhd*(g)	125,000	287,822
Gamuda Bhd	1,029,300	1,271,812
Genting Bhd	616,800	2,236,363
Genting Malaysia Bhd	757,500	832,795
Genting Plantations Bhd	64,000	182,650
Hong Leong Bank Bhd	96,600	288,218
Hong Leong Financial Group Bhd	125,000	360,386
IGB Corp. Bhd	407,800	275,085
IJM Corp. Bhd	591,740	1,195,570
IOI Corp. Bhd	858,046	1,616,750
Kencana Petroleum Bhd*	601,352	470,004
KNM Group Bhd*	596,850	549,718
Kuala Lumpur Kepong Bhd	112,800	808,458
Kulim Malaysia Bhd	118,600	490,016
Lafarge Malayan Cement Bhd	164,500	409,183
Lion Industries Corp. Bhd	748,000	477,885
Malayan Banking Bhd	649,750	1,791,106
Malaysia Airports Holdings Bhd	135,800	276,577
Malaysian Airline System Bhd*	393,600	266,783
Malaysian Resources Corp. Bhd	684,500	441,756
Masterskill Education Group Bhd	331,800	222,742
Maxis Bhd	589,800	1,013,764
Media Prima Bhd	333,400	281,122
MISC Bhd	233,880	634,097
MMC Corp. Bhd	347,200	313,026
Mudajaya Group Bhd	220,900	305,900
Multi-Purpose Holdings Bhd	342,650	245,583
Parkson Holdings Bhd	202,291	353,607
Petronas Dagangan Bhd	217,100	823,762
Petronas Gas Bhd	76,000	273,585
PLUS Expressways Bhd	406,200	595,435
PPB Group Bhd	173,400	970,613

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Malaysia (continued)
Public Bank Bhd	285,637	$1,206,095
RHB Capital Bhd	142,300	402,418
SapuraCrest Petroleum Bhd	502,700	505,390
Shell Refining Co. Federation of Malaya Bhd(g)	33,200	115,853
Sime Darby Bhd	1,143,700	3,264,005
SP Setia Bhd	154,300	297,741
Sunway Real Estate Investment Trust	778,200	259,947
Tan Chong Motor Holdings Bhd	230,000	386,379
Telekom Malaysia Bhd	484,200	551,173
Tenaga Nasional Bhd	475,200	1,289,906
Top Glove Corp. Bhd	137,000	221,262
UEM Land Holdings Bhd*	433,500	343,032
UMW Holdings Bhd	141,100	321,233
Unisem M Bhd	403,000	300,600
Wah Seong Corp. Bhd	381,553	256,142
WCT Berhad	252,100	260,807
YTL Corp. Bhd	203,014	553,704
YTL Power International Bhd	781,057	618,057

		40,350,776

Mauritius — 0.3%
Mauritius Commercial Bank(g)	266,400	1,466,746
Naiade Resorts Ltd.*(g)	76,628	64,810
New Mauritius Hotels Ltd.(g)	289,017	1,054,457
Rogers & Co. Ltd.(g)	7,500	72,885
State Bank of Mauritius Ltd.(g)	166,800	500,677
Sun Resorts Ltd. (Class A Stock)(g)	155,200	288,265

		3,447,840

Mexico — 6.2%
Alfa SAB de CV (Class A Stock)	275,000	2,756,680
America Movil SAB de CV (Class L Stock)	6,108,545	17,509,514
Bolsa Mexicana de Valores SA de CV	517,700	1,089,895
Carso Infraestructura y Construccion SAB de CV*	418,300	265,206
Cemex SAB de CV*	4,981,664	5,316,464
Coca-Cola Femsa SAB de CV (Class L Stock)	70,100	579,418
Compartamos SAB de CV*	890,400	1,936,530
Consorcio ARA SAB de CV	319,500	196,615
Corp. GEO SAB de CV (Class B Stock)*	131,800	483,445
Desarrolladora Homex SAB de CV*	86,900	491,073
Embotelladoras Arca SAB de CV	112,900	548,593
Empresas ICA SAB de CV*	559,500	1,427,518
Fomento Economico Mexicano SAB de CV	614,900	3,437,963
Genomma Lab Internacional SA de CV (Class B Stock)*	208,300	505,655
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	173,506	706,387
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	93,000	527,050

COMMON STOCKS (continued)	Shares	Value (Note 2)

Mexico (continued)
Grupo Bimbo SAB de CV (Class A Stock)	180,100	$1,537,777
Grupo Carso SAB de CV (Class A Stock)	397,700	2,528,213
Grupo Comercial Chedraui SA de CV*	72,000	218,798
Grupo Elektra SAB de CV (Class A Stock)	21,800	924,955
Grupo Financiero Banorte SAB de CV (Class O Stock)	1,172,700	5,573,886
Grupo Financiero Inbursa SAB de CV (Class O Stock)(g)	1,085,500	4,767,410
Grupo Mexico SAB de CV (Class B Stock)	1,900,314	7,822,831
Grupo Modelo SAB de CV (Class C Stock)	177,400	1,102,466
Grupo Simec SAB de CV (Class B Stock)*	134,400	354,228
Grupo Televisa SA*	693,800	3,578,547
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV*	564,400	800,214
Industrias CH SAB de CV (Class B Stock)*	97,200	378,568
Industrias Penoles SAB de CV	55,300	2,033,786
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	149,100	909,691
Mexichem SAB de CV	418,231	1,496,827
Organizacion Soriana SAB de CV (Class B Stock)	82,600	264,186
Promotora y Operadora de Infraestructura SAB de CV*	92,100	327,384
Telefonos de Mexico SAB de CV	1,409,500	1,147,002
TV Azteca SAB de CV	444,600	310,680
Urbi Desarrollos Urbanos SAB de CV*	226,700	532,516
Wal-Mart de Mexico SAB de CV (Class V Stock)	1,651,600	4,719,430

		79,107,401

Morocco — 1.6%
Alliances Developpement Immobilier SA	2,600	235,524
Attijariwafa Bank	90,563	4,410,729
Banque Centrale Populaire	24,975	1,255,220
Banque Marocaine du Commerce et de l’Industrie(g)	1,355	167,010
Banque Marocaine du Commerce Exterieur	64,460	2,013,242
Brasseries Maroc	300	78,225
Ciments du Maroc(g)	5,464	784,616
Compagnie Generale Immobiliere	2,640	562,327
Cosumar(g)	3,134	731,305
Delta Holding SA	17,500	190,984
Douja Promotion Groupe Addoha SA	145,500	1,810,763
Holcim Maroc SA(g)	1,265	401,751
Lafarge Ciments	7,230	1,834,169

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Morocco (continued)
Managem*	4,500	$366,712
Maroc Telecom	251,054	4,506,336
Samir*	3,700	260,342
Sonasid	2,910	626,802

		20,236,057

Nigeria — 0.8%
Access Bank PLC	6,891,320	430,707
Ashaka Cement PLC*	534,056	93,143
Bank PHB PLC*	10,483,894	120,703
Dangote Cement PLC	608,979	480,773
Dangote Sugar Refinery PLC	2,798,880	294,619
Diamond Bank PLC*	3,468,600	171,148
Ecobank Transnational, Inc.	2,309,467	238,544
Fidelity Bank PLC(g)	9,170,112	162,287
First Bank of Nigeria PLC	11,452,146	1,034,460
First City Monument Bank PLC	3,151,000	155,477
Flour Mills Nigeria PLC(g)	796,392	361,520
Guaranty Trust Bank PLC	6,473,628	756,392
Guinness Nigeria PLC	269,800	338,244
Intercontinental Bank PLC*	4,200,900	59,697
Lafarge Cement WAPCO Nigeria PLC	842,000	225,457
Nestle Foods Nigeria PLC	125,600	304,539
Nigerian Breweries PLC(g)	1,876,638	951,900
Oando PLC	1,320,399	573,331
Oceanic Bank International PLC*	9,889,945	162,663
PZ Cussons Nigeria PLC(g)	521,836	108,144
Skye Bank PLC	5,240,737	303,411
Stanbic IBTC Bank PLC(g)	3,650,000	220,921
UAC of Nigeria PLC(g)	1,299,650	320,723
Unilever Nigeria PLC	392,832	69,521
Union Bank Nigeria PLC*	3,850,000	106,382
United Bank for Africa PLC	9,026,866	543,393
Zenith Bank Ltd.	10,071,515	994,562

		9,582,661

Oman — 0.7%
Al Maha Petroleum Products Marketing Co. LLC(g)	3,000	78,312
Bank Dhofar SAOG(g)	513,497	988,315
Bank Muscat SAOG	689,212	1,722,135
Bank Sohar*(g)	991,700	510,017
Dhofar International Development & Investment Holding Co.(g)	422,400	591,360
Galfar Engineering & Contracting SAOG	436,305	634,626
National Bank of Oman Ltd.	260,227	239,274
Oman Cables Industry	26,280	80,205
Oman Cement Co.(g)	273,544	454,723
Oman Flour Mills(g)	272,400	454,236
Oman International Bank	170,900	123,403
Oman Telecommunications Co.(g)	606,637	2,015,295
Ominvest	62,610	72,855
Raysut Cement Co.(g)	115,838	368,575
Renaissance Hospitality Services(g)	425,785	1,225,376

		9,558,707

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pakistan — 0.8%
Adamjee Insurance Co. Ltd.	240,885	$245,944
Allied Bank Ltd.	243,200	199,072
Attock Petroleum Ltd.	58,440	228,114
Azgard Nine Ltd.*	528,024	59,518
Bank Alfalah Ltd.	1,765,900	230,989
D.G. Khan Cement Co. Ltd.*	468,300	164,861
Engro Corp. Ltd.	254,390	575,301
Fauji Fertilizer Bin Qasim Ltd.	516,000	215,130
Fauji Fertilizer Co. Ltd.	385,087	565,543
Habib Bank Ltd.	133,540	190,010
HUB Power Co.	1,492,200	651,379
Jahangir Siddiqui & Co. Ltd.*	1,443,900	183,647
Kot Addu Power Co. Ltd.(g)	623,500	295,962
Lucky Cement Ltd.	304,500	269,289
MCB Bank Ltd.	566,158	1,509,799
National Bank of Pakistan	526,650	472,080
Nishat Mills Ltd.	820,500	614,370
Oil & Gas Development Co. Ltd.	804,400	1,603,450
Pakistan Oilfields Ltd.	109,800	379,188
Pakistan Petroleum Ltd.	290,376	735,766
Pakistan State Oil Co. Ltd.	107,800	371,300
Pakistan Telecommunication Co. Ltd.	1,307,700	296,331
Sui Northern Gas Pipeline Ltd.(g)	662,300	206,650
Sui Southern Gas Co. Ltd.	217,050	54,250
United Bank Ltd.	423,918	337,502

		10,655,445

Peru — 1.5%
Alicorp SA(g)	386,900	868,586
Cia de Minas Buenaventura SA, ADR	94,300	4,616,928
Cia Minera Milpo SA	235,585	638,021
Credicorp Ltd.	34,950	4,155,904
Edegel SA(g)	468,930	334,204
Ferreyros SA	397,976	602,725
Grana y Montero SA	41,719	98,862
Intergroup Financial Services Corp.	20,200	729,220
Minsur SA	177,000	705,162
Sociedad Minera Cerro Verde SA	9,640	521,524
Sociedad Minera el Brocal SA(g)	15,900	322,958
Southern Copper Corp.	78,690	3,835,351
Volcan Cia Minera SAA (Class B Stock)	753,313	1,030,814

		18,460,259

Philippines — 1.5%
Aboitiz Equity Ventures, Inc.	2,242,000	1,898,612
Aboitiz Power Corp.	525,000	372,689
Alliance Global Group, Inc.	3,654,000	1,042,570
Atlas Consolidated Mining & Development*	351,000	140,047
Ayala Corp.	75,900	682,598
Ayala Land, Inc.	2,597,600	975,953
Banco de Oro Unibank, Inc.	575,600	768,605
Bank of the Philippine Islands	664,048	894,290
Benpres Holdings Corp.*	2,000,000	242,410
DMCI Holdings, Inc.	1,071,900	880,813
Energy Development Corp.	2,305,000	308,842

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Philippines (continued)
Filinvest Land, Inc.	7,790,000	$232,935
First Philippine Holdings Corp.	190,000	271,491
Globe Telecom, Inc.	11,280	205,980
Holcim Philippines, Inc.	800,000	283,040
International Container Terminal Services, Inc.	484,600	497,763
JG Summit Holdings, Inc.	1,367,800	611,935
Jollibee Foods Corp.	430,100	872,766
Manila Electric Co.	255,800	1,331,258
Manila Water Co., Inc.	598,500	262,023
Megaworld Corp.	7,500,000	424,561
Metropolitan Bank & Trust	338,500	556,311
Philex Mining Corp.	3,239,900	1,190,650
Philippine Long Distance Telephone Co.	23,200	1,352,495
Robinsons Land Corp.	1,128,000	419,685
SM Investments Corp.	131,130	1,625,282
SM Prime Holdings, Inc.	1,800,000	467,565
Universal Robina Corp.	913,000	728,358

		19,541,527

Poland — 3.2%
Agora SA	44,800	394,974
AmRest Holdings NV*	9,300	267,025
Asseco Poland SA	94,338	1,688,932
Bank Handlowy w Warszawie SA	12,200	385,320
Bank Millennium SA*	241,571	399,844
Bank Pekao SA	46,300	2,799,520
Bank Zachodni WBK SA	10,600	769,470
Bioton SA*	10,710,300	542,678
Boryszew SA*	215,300	145,453
BRE Bank SA*	4,250	436,427
Budimex SA	12,200	410,046
Cersanit SA*	83,700	303,937
Cinema City International NV*(g)	47,700	726,682
Cyfrowy Polsat SA	173,600	967,572
Dom Maklerski IDMSA*	145,000	145,960
Echo Investment SA*	97,759	158,507
Enea SA*	87,900	703,699
Eurocash SA	99,800	876,840
Fabryka Kotlow Rafako SA(g)	70,000	316,849
Getin Holding SA*	153,000	594,345
Globe Trade Centre SA*	57,700	477,520
Grupa Lotos SA*	24,900	305,741
ING Bank Slaski SA*	1,600	483,178
KGHM Polska Miedz SA	62,500	3,652,378
Kopex SA*	29,700	188,610
LPP SA	200	146,264
Lubelski Wegiel Bogdanka SA*	20,000	743,143
Mostostal Zabrze Holding SA*	66,400	62,802
Multimedia Polska SA*(g)	140,000	445,007
Netia SA*	427,600	751,088
NG2 SA	11,000	252,669
Orbis SA*(g)	31,900	441,798
PBG SA	14,300	1,028,881
Polimex Mostostal SA	679,000	917,444
Polnord SA	15,000	168,220
Polska Grupa Energetyczna SA	265,900	2,082,901

COMMON STOCKS (continued)	Shares	Value (Note 2)

Poland (continued)
Polska Grupa Farmaceutyczna SA*	5,300	$97,392
Polski Koncern Naftowy Orlen SA*	142,700	2,207,695
Polskie Gornictwo Naftowe I Gazownictwo SA	869,300	1,048,305
Powszechna Kasa Oszczednosci Bank Polski SA*	262,400	3,842,400
Powszechny Zaklad Ubezpieczen SA	15,700	1,885,336
Tauron Polska Energia SA*	670,900	1,488,925
Telekomunikacja Polska SA	491,000	2,711,745
TVN SA	229,900	1,327,959
Zaklad Przetworstwa Hutniczego Stalprodukt SA	1,300	121,244
Zaklady Azotowe Pulawy SA	6,300	180,888

		40,093,613

Qatar — 1.6%
Aamal Holding*	27,035	168,528
Barwa Real Estate Co.	59,300	587,870
Commercial Bank of Qatar	34,556	873,034
Doha Bank QSC	26,100	465,879
Gulf International Services OSC	89,500	700,467
Industries Qatar	134,100	5,081,917
Masraf Al Rayan*	251,200	1,317,567
Qatar Electricity & Water Co.	30,000	1,051,215
Qatar Fuel Co.	3,410	215,846
Qatar Gas Transport Co. Nakilat	241,000	1,323,630
Qatar Insurance Co.	17,625	404,143
Qatar International Islamic Bank	20,200	270,702
Qatar Islamic Bank	36,100	798,036
Qatar National Bank SAQ	65,040	3,304,243
Qatar National Cement Co.	7,134	229,213
Qatar Navigation	33,703	863,515
Qatar Telecom Q-Tel QSC	24,400	1,197,386
United Development Co.*	58,900	451,273
Vodafone Qatar*	628,700	1,432,984

		20,737,448

Romania — 0.7%
Antibiotice(g)	622,668	121,172
Banca Transilvania*(g)	4,561,450	1,758,148
Biofarm Bucuresti*(g)	6,134,800	394,738
BRD-Groupe Societe Generale(g)	1,023,070	3,965,761
SNP Petrom SA*(g)	24,665,400	2,593,506
Transelectrica SA(g)	46,500	282,415

		9,115,740

Russia — 6.2%
Aeroflot – Russian Airlines OJSC	250,300	653,830
AK Transneft OAO (PRFC) (Class S Shares)	350	430,485
AvtoVAZ*	646,700	715,014
Central Telecommunication Co.(g)	97,750	105,239
Cherepovets MK Severstal (Class S Stock)	10,500	177,984
Cherepovets MK Severstal, GDR	44,000	741,400
Comstar United Telesystems OJSC, GDR*	112,300	750,726

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Russia (continued)
CTC Media, Inc.	76,300	$1,787,709
Evraz Group SA, GDR*	32,200	1,155,014
Federal Grid Co. Unified Energy System JSC*	58,189,700	699,498
Federal Hydrogenerating Co. JSC*	15,800,000	851,841
Gazprom Neft JSC, ADR	15,900	330,720
Gazprom OAO, ADR (XLON)	497,570	12,563,643
Gazprom OAO, ADR (XNYS)	66,400	1,689,216
IDGC Holding JSC*	2,875,000	505,031
Inter Rao UES OAO*	200,000,000	314,000
Irkutsk Electronetwork Co. JSC	293,978	12,072
Irkutskenergo OJSC	504,000	433,955
Kamaz*	63,900	151,263
LUKOIL OAO, ADR	83,900	4,740,350
Magnitogorsk Iron & Steel Works, GDR	38,200	555,810
Mechel, ADR	36,200	1,058,126
Mining & Metallurgical Co. Norilsk Nickel, ADR (OTC)	67,500	1,622,700
Mining & Metallurgical Co. Norilsk Nickel, ADR (XLON)	96,700	2,288,889
Mobile Telesystems OJSC	613,870	5,225,436
Mosenergo OAO	3,650,000	385,206
Mosenergo OAO, ADR	3,800	38,950
NovaTek OAO (Class S Stock)	103,600	1,139,397
NovaTek OAO, GDR	8,400	1,003,800
Novolipetsk Steel OJSC, GDR	17,400	829,980
OGK-3 OJSC*	7,184,200	402,394
OGK-4 OJSC*(g)	6,000,000	579,168
Pharmstandard, GDR*	43,200	1,231,200
PIK Group, GDR*	214,400	868,320
Polymetal, GDR*	12,000	219,720
Raspadskaya (Class S Stock)*	17,500	123,056
Rosneft Oil Co., GDR	342,700	2,453,732
Rostelecom, ADR	17,200	521,676
RusHydro	774,948	41,781
RusHydro, ADR*	130,600	711,770
Sberbank of Russia (Class S Stock)	3,509,270	11,956,083
Sberbank of Russia (PRFC T Shares)	234,100	575,550
Sberbank of Russia, GDR	3,720	1,614,220
Sistema JSFC	1,239,250	1,105,542
Surgutneftegaz (PRFC S Shares)	2,050,800	1,052,807
Surgutneftegaz, ADR	205,500	2,178,300
Tatneft, ADR(g)	30,333	1,004,022
TMK OAO*	16,300	81,682
TMK OAO, GDR*	16,300	336,758
United Co. RUSAL*	414,000	634,891
Uralkali(g)	32,200	1,182,384
Uralsvyazinform	7,400,000	347,334
VimpelCom Ltd., ADR	118,620	1,784,045
VTB Bank OJSC	69,000,000	227,838
VTB Bank OJSC, GDR	335,900	2,213,581
X 5 Retail Group NV, GDR*	57,500	2,659,375

		79,064,513

COMMON STOCKS (continued)	Shares	Value (Note 2)

Slovenia — 0.8%
Gorenje Velenje*(g)	15,400	$277,613
Krka dd Novo mesto(g)	51,090	4,297,724
Luka Koper*(g)	11,450	272,200
Mercator Poslovni Sistem(g)	4,065	856,641
Nova Kreditna Banka Maribor*(g)	65,600	894,151
Petrol(g)	2,750	999,559
Reinsurance Co. Sava Ltd.*(g)	18,150	194,032
SAVA(g)	1,641	196,263
Telekom Slovenije dd(g)	9,208	1,058,207
Zavarovalnica Triglav dd*(g)	34,723	816,883

		9,863,273

South Africa — 6.2%
ABSA Group Ltd.	57,400	1,219,886
Adcock Ingram Holdings Ltd.	42,200	383,724
Aeci Ltd.	27,200	340,645
African Bank Investments Ltd.	170,200	1,001,176
African Rainbow Minerals Ltd.	24,300	775,018
Allied Electronics Corp. Ltd. (PRFC Shares)*	51,800	209,559
Anglo Platinum Ltd.*	9,700	1,022,097
AngloGold Ashanti Ltd.	65,258	3,238,382
Aquarius Platinum Ltd.	73,500	403,368
ArcelorMittal South Africa Ltd.	22,883	275,187
Aspen Pharmacare Holdings Ltd.*	77,190	1,078,141
Assore Ltd.	10,000	286,937
Astral Foods Ltd.	13,000	253,586
Aveng Ltd.	228,400	1,499,552
AVI Ltd.	54,900	251,186
Barloworld Ltd.	127,300	1,294,740
Bidvest Group Ltd.	141,092	3,357,294
Clicks Group Ltd.	71,400	469,750
DataTec Ltd.	107,700	544,427
Discovery Holdings Ltd.	108,800	651,066
Emira Property Fund	110,000	230,937
Exxaro Resources Ltd.	30,500	630,789
FirstRand Ltd.	699,500	2,071,688
Foschini Ltd.	32,800	448,121
Gold Fields Ltd.	126,000	2,306,732
Grindrod Ltd.	175,800	505,717
Group Five Ltd.	44,200	244,903
Growthpoint Properties Ltd.	254,500	708,157
Harmony Gold Mining Co. Ltd.	63,200	796,296
Hyprop Investments Ltd.	23,900	206,801
Illovo Sugar Ltd.	36,600	153,345
Impala Platinum Holdings Ltd.	90,000	3,182,755
Imperial Holdings Ltd.	37,700	729,563
Investec Ltd.	34,200	291,563
JD Group Ltd.	23,400	206,027
JSE Ltd.	33,600	402,945
Kumba Iron Ore Ltd.	15,700	1,011,712
Lewis Group Ltd.	27,600	340,585
Liberty Holdings Ltd.	25,100	276,243
Massmart Holdings Ltd.	43,400	966,494
Medi-Clinic Corp. Ltd.	84,340	373,849
MMI Holdings Ltd.	297,952	751,721
Mondi Ltd.	32,000	261,343

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Africa (continued)
Mr. Price Group Ltd.	62,000	$625,882
MTN Group Ltd.	544,200	11,104,571
Murray & Roberts Holdings Ltd.	169,100	1,031,157
Mvelaphanda Resources Ltd.*	32,700	248,098
Nampak Ltd.	99,800	347,993
Naspers Ltd. (Class N Stock)	74,800	4,405,110
Nedbank Group Ltd.	39,585	783,287
Netcare Ltd.	198,000	462,576
Northam Platinum Ltd.	32,300	222,116
Pangbourne Properties Ltd.	163,000	482,505
Pick’n Pay Holdings Ltd.	44,800	140,096
Pick’n Pay Stores Ltd.	53,900	396,017
Pretoria Portland Cement Co. Ltd.	113,307	601,151
Raubex Group Ltd.	59,100	209,485
Redefine Income Fund Ltd.	494,600	599,902
Remgro Ltd.	85,900	1,472,851
Reunert Ltd.	86,500	879,772
RMB Holdings Ltd.	135,400	791,332
Sanlam Ltd.	330,200	1,399,497
Santam Ltd.	6,300	124,805
Sappi Ltd.*	106,920	551,845
Sasol Ltd.	88,600	4,657,367
Shoprite Holdings Ltd.	84,700	1,281,268
Spar Group Ltd. (The)	36,900	547,772
Standard Bank Group Ltd.	202,300	3,302,826
Steinhoff International Holdings Ltd.*	275,500	1,024,630
Sun International Ltd.	18,900	302,601
Telkom SA Ltd.	147,300	849,700
Tiger Brands Ltd.	29,100	855,352
Tongaat Hulett Ltd.	14,800	243,765
Truworths International Ltd.	84,600	920,165
Vodacom Group Pty Ltd.	110,300	1,280,568
Wilson Bayly Holmes-Ovcon Ltd.	45,200	953,746
Woolworths Holdings Ltd.	152,900	625,294

		79,379,109

South Korea — 6.3%
Amorepacific Corp.*	440	441,590
Asiana Airlines*	34,000	289,400
Busan Bank	23,872	301,844
Celltrion, Inc.*	13,000	383,734
Cheil Industries, Inc.	7,790	761,909
Cheil Worldwide, Inc.	20,000	244,074
CJ CheilJedang Corp.*	1,250	239,008
Daegu Bank	32,700	449,485
Daelim Industrial Co. Ltd.	2,900	300,247
Daewoo Engineering & Construction Co. Ltd.	17,390	196,900
Daewoo International Corp.	6,180	196,852
Daewoo Securities Co. Ltd.	23,000	532,998
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	16,450	526,881
Dong-A Pharmaceutical Co. Ltd.	1,795	194,541
Dongbu Insurance Co. Ltd.	5,900	233,941
Dongkuk Steel Mill Co. Ltd.	7,810	241,546
Doosan Corp.	2,880	390,801
Doosan Heavy Industries and Construction Co. Ltd.	5,280	399,175

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Korea (continued)
Doosan Infracore Co. Ltd.*	12,450	$307,164
Glovis Co. Ltd.*	4,200	551,414
GS Engineering & Construction Corp.	2,700	275,971
GS Holdings Corp.*	8,860	509,007
Hana Financial Group, Inc.	32,930	1,256,383
Hanjin Heavy Industries & Construction Co. Ltd.*	11,141	371,082
Hanjin Shipping Co. Ltd.*	14,226	482,598
Hanjin Shipping Holdings Co. Ltd.*	16,197	264,027
Hankook Tire Co. Ltd.	12,760	356,974
Hanmi Pharm. Co. Ltd.*	1,014	79,364
Hanwha Chem Corp.	12,780	349,088
Hanwha Corp.	12,210	502,429
Hite Brewery Co. Ltd.*	1,347	143,020
Honam Petrochemical Corp.	2,680	635,228
Hynix Semiconductor, Inc.*	46,480	982,924
Hyosung Corp.*	3,370	314,759
Hyundai Department Store Co. Ltd.	2,250	276,566
Hyundai Development Co.	4,380	131,219
Hyundai Engineering & Construction Co. Ltd.	8,160	519,841
Hyundai Heavy Industries Co. Ltd.	5,980	2,334,250
Hyundai Marine & Fire Insurance Co. Ltd.	7,630	175,808
Hyundai Merchant Marine Co. Ltd.	17,670	600,210
Hyundai Mipo Dockyard	2,100	414,486
Hyundai Mobis	8,100	2,030,531
Hyundai Motor Co.	19,880	3,039,193
Hyundai Securities Co.	19,220	252,338
Hyundai Steel Co.	8,320	912,715
Industrial Bank of Korea	36,230	598,566
Kangwon Land, Inc.	19,530	480,979
KB Financial Group, Inc.*	52,688	2,785,514
KCC Corp.	500	173,804
Kia Motors Corp.	27,950	1,246,163
Korea Electric Power Corp.*	54,790	1,457,977
Korea Exchange Bank	36,160	375,970
Korea Gas Corp.	7,250	309,829
Korea Investment Holdings Co. Ltd.	7,090	278,940
Korea Line Corp.*	5,280	121,660
Korea Zinc Co. Ltd.	2,230	543,303
Korean Air Lines Co. Ltd.*	9,550	585,673
Korean Reinsurance Co.	15,453	160,671
KT Corp.	27,890	1,136,587
KT&G Corp.	17,570	1,001,656
LG Chem Ltd.	5,798	1,997,549
LG Chem Ltd. (PRFC Shares)	2,200	308,221
LG Corp.	9,030	694,615
LG Display Co. Ltd.*	18,450	647,026
LG Electronics, Inc.	11,160	1,160,349
LG Household & Health Care Ltd.	1,470	505,155
LG Innotek Co. Ltd.*	1,700	200,723
LG Uplus Corp.	54,990	347,412
LIG Insurance Co. Ltd.	7,200	146,233
Lotte Shopping Co. Ltd.*	2,090	871,064
LS Corp.	3,600	337,827
Macquarie Korea Infrastructure Fund	60,089	256,791

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Korea (continued)
MegaStudy Co. Ltd.*	1,080	$167,676
Mirae Asset Securities Co. Ltd.	6,100	321,958
NCSoft Corp.	1,890	347,224
NHN Corp.*	5,400	1,080,095
Nong Shim Co. Ltd.	690	123,725
OCI Co. Ltd.	2,470	718,213
ORION Corp.*	650	221,077
Poongsan Corp.*	8,200	346,815
POSCO	9,650	4,140,937
S-Oil Corp.	7,180	585,206
Samsung C&T Corp.	12,510	869,714
Samsung Card Co.*	9,520	528,469
Samsung Electro-Mechanics Co. Ltd.	5,190	567,063
Samsung Electronics Co. Ltd.	12,841	10,737,606
Samsung Electronics Co. Ltd. (PRFC Shares)	810	463,204
Samsung Engineering Co. Ltd.*	2,300	389,109
Samsung Fine Chemicals Co. Ltd.	4,550	332,360
Samsung Fire & Marine Insurance Co. Ltd.	6,350	1,258,921
Samsung Heavy Industries Co. Ltd.	12,900	468,306
Samsung Life Insurance Co. Ltd.	13,800	1,246,365
Samsung SDI Co. Ltd.	3,500	518,107
Samsung Securities Co. Ltd.	9,950	772,398
Samsung Techwin Co. Ltd.	2,449	223,343
Shinhan Financial Group Co. Ltd.	63,627	2,965,784
Shinsegae Co. Ltd.	1,500	811,525
SK Broadband Co. Ltd.	56,200	267,902
SK C&C Co. Ltd.*	3,000	230,505
SK Chemicals Co. Ltd.*	5,970	325,091
SK Energy Co. Ltd.*	9,750	1,666,667
SK Holdings Co. Ltd.*	3,760	462,173
SK Telecom Co. Ltd.	6,300	963,124
SODIFF Advanced Materials Co. Ltd.	2,600	235,052
STX Offshore & Shipbuilding Co. Ltd.*	17,500	385,496
STX Pan Ocean Co. Ltd.*	32,200	324,866
Tong Yang Securities, Inc.	35,600	312,116
Woongjin Coway Co. Ltd.	7,460	264,903
Woori Finance Holdings Co. Ltd.	46,940	641,087
Woori Investment & Securities Co. Ltd.	15,280	317,744
Yuhan Corp.*	1,548	236,608

		79,962,306

Taiwan — 6.4%
Acer, Inc.	279,731	864,430
Advanced Semiconductor Engineering, Inc.	527,699	610,836
Altek Corp.	117,804	178,788
Ambassador Hotel (The)	218,000	358,891
Asia Cement Corp.	338,906	374,864
Asia Optical Co., Inc.*	99,000	209,840
Asustek Computer, Inc.	59,867	568,764
AU Optronics Corp.*	727,441	755,971
Capital Securities Corp.	429,264	230,411
Catcher Technology Co. Ltd.	98,780	365,896

COMMON STOCKS (continued)	Shares	Value (Note 2)

Taiwan (continued)
Cathay Financial Holding Co. Ltd.	1,067,722	$1,893,273
Chang Hwa Commercial Bank	508,000	451,261
Cheng Shin Rubber Industry Co. Ltd.	289,887	646,259
Chicony Electronics Co. Ltd.	61,699	137,549
China Airlines Ltd.*	358,282	317,037
China Development Financial Holding Corp.	2,230,667	983,111
China Motor Corp.	272,000	270,540
China Petrochemical Development Corp.*	512,360	507,853
China Steel Corp.	1,818,763	2,089,708
China Synthetic Rubber Corp.	183,000	188,608
Chinatrust Financial Holding Co. Ltd.	1,522,950	1,117,800
Chipbond Technology Corp.*	148,000	258,371
Chong Hong Construction Co.	134,046	375,613
Chroma ATE, Inc.	94,000	280,809
Chung Hung Steel Corp.*	229,431	134,166
Chunghwa Picture Tubes*	597,040	95,423
Chunghwa Telecom Co. Ltd.	1,109,086	2,818,695
Clevo Co.	84,034	194,547
Compal Electronics, Inc.	585,822	776,569
Coretronic Corp.	99,000	161,964
Delta Electronics, Inc.	224,268	1,096,093
E.Sun Financial Holding Co. Ltd.	519,934	357,542
Epistar Corp.	69,229	252,873
Eternal Chemical Co. Ltd.	157,500	183,664
Eva Airways Corp.*	365,122	460,840
Evergreen International Storage & Transport Corp.	144,000	141,005
Evergreen Marine Corp. Taiwan Ltd.*	315,000	327,354
Everlight Electronics Co. Ltd.	104,609	302,814
Far Eastern Department Stores Co. Ltd.	168,920	282,436
Far Eastern International Bank	450,000	227,651
Far Eastern Textile Co. Ltd.	481,453	815,728
Far EasTone Telecommunications Co. Ltd.	262,000	380,107
Feng Hsin Iron & Steel Co.	171,660	327,936
First Financial Holding Co. Ltd.	690,233	635,630
Formosa Chemicals & Fibre Corp.	612,810	2,063,963
Formosa International Hotels Corp.	17,000	300,859
Formosa Petrochemical Corp.	314,670	1,067,373
Formosa Plastics Corp.	780,560	2,610,210
Formosa Taffeta Co. Ltd.	162,000	157,797
Foxconn Technology Co. Ltd.	148,471	595,788
Fubon Financial Holding Co. Ltd.	881,418	1,209,223
Giant Manufacturing Co. Ltd.	102,661	419,003
Gintech Energy Corp.	90,899	260,322
Goldsun Development & Construction Co. Ltd.	455,569	256,249
Great Wall Enterprise Co. Ltd.	207,351	224,728
HannStar Display Corp.*	824,274	167,080
Highwealth Construction Corp.	138,000	309,543
Hon Hai Precision Industry Co. Ltd.	829,070	3,341,132
Hotai Motor Co. Ltd.	82,000	250,867
HTC Corp.	76,177	2,351,424
Hua Nan Financial Holdings Co. Ltd.	716,655	597,284
InnoLux Display Corp.*	687,940	950,868

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Taiwan (continued)
Inotera Memories, Inc.*	278,794	$133,390
Inventec Co. Ltd.	597,413	338,083
Kenda Rubber Industrial Co. Ltd.	196,534	202,220
KGI Securities Co. Ltd.	911,000	520,232
Kinsus Interconnect Technology Corp.	133,000	451,597
Largan Precision Co. Ltd.	11,000	273,524
LCY Chemical Corp.	165,000	336,717
Lealea Enterprise Co. Ltd.	621,000	379,120
Lite-On Technology Corp.	185,121	254,604
Macronix International	554,157	387,728
MediaTek, Inc.	115,472	1,653,476
Mega Financial Holding Co. Ltd.	1,577,000	1,214,263
Microbio Co. Ltd.*	194,000	314,057
Motech Industries, Inc.	57,644	212,533
Nan Kang Rubber Tire Co. Ltd.*	246,700	417,139
Nan Ya Plastics Corp.	869,350	2,167,673
Nan Ya Printed Circuit Board Corp.	89,000	331,195
Nanya Technology Corp.*	254,178	141,663
Neo Solar Power Corp.*	151,000	368,741
Novatek Microelectronics Corp. Ltd.	82,246	265,160
Pegatron Corp.*	161,133	232,112
Phison Electronics Corp.	18,302	102,318
Polaris Securities Co. Ltd.	392,400	255,710
POU Chen Corp.	569,547	526,445
Powerchip Semiconductor Corp.*	1,317,040	261,994
Powertech Technology, Inc.	70,480	234,478
President Chain Store Corp.	168,648	777,979
Prime View International Co. Ltd.*	100,000	202,699
Qisda Corp.*	300,500	205,098
Quanta Computer, Inc.	341,319	716,435
Realtek Semiconductor Corp.	88,540	211,355
Richtek Technology Corp.	35,952	299,636
Ritek Corp.*	776,000	229,155
Ruentex Development Co. Ltd.	121,000	212,896
Ruentex Industries Ltd.	189,000	563,308
Sanyang Industrial Co. Ltd.*	676,871	429,479
Shin Kong Financial Holding Co. Ltd.*	942,114	452,372
Shinkong Synthetic Fibers Corp.	790,000	436,232
Siliconware Precision Industries Co.	460,350	552,613
Simplo Technology Co. Ltd.	31,460	228,749
Sincere Navigation	124,000	150,128
Sino-American Silicon Products, Inc.	83,510	265,225
SinoPac Financial Holdings Co. Ltd.	1,027,000	473,759
Solar Applied Materials Technology Co.	66,096	146,444
Synnex Technology International Corp.	199,889	539,546
T JOIN Transportation Co.	266,000	271,415
Tainan Spinning Co. Ltd.	606,900	452,732
Taishin Financial Holdings Co. Ltd.*	1,018,459	602,556
Taiwan Business Bank*	676,000	306,045
Taiwan Cement Corp.	686,562	772,357
Taiwan Cooperative Bank	685,630	594,942
Taiwan Fertilizer Co. Ltd.	103,000	385,060
Taiwan Glass Industrial Corp.	253,567	316,127
Taiwan Mobile Co. Ltd.	498,000	1,190,493

COMMON STOCKS (continued)	Shares	Value (Note 2)

Taiwan (continued)
Taiwan Semiconductor Manufacturing Co. Ltd.	2,484,814	$6,050,856
Taiwan TEA Corp.	324,000	236,695
Tatung Co. Ltd.*	1,355,000	366,210
Teco Electric and Machinery Co. Ltd.	454,000	303,637
Tong Yang Industry Co. Ltd.	145,000	213,846
Transcend Information, Inc.	57,719	156,391
Tripod Technology Corp.	90,341	368,720
TSRC Corp.	179,000	414,402
TTY Biopharm Co. Ltd.	49,000	228,560
Tung Ho Steel Enterprise Corp.	187,381	212,403
U-Ming Marine Transport Corp.	74,000	161,165
Uni-President Enterprises Corp.	766,053	1,136,343
Unimicron Technology Corp.	238,610	464,838
United Microelectronics Corp.	1,395,280	780,034
Walsin Lihwa Corp.*	556,000	352,786
Wan Hai Lines Ltd.*	384,700	338,434
Waterland Financial Holdings	473,925	209,683
Wei Chuan Food Corp.	165,000	216,178
Wintek Corp.*	205,000	352,254
Wistron Corp.	262,218	534,212
WPG Holdings Co. Ltd.	126,251	243,785
Yageo Corp.	405,000	199,329
Yang Ming Marine Transport Corp.*	449,898	435,910
Yieh Phui Enterprise	312,553	120,598
Young Fast Optoelectronics Co. Ltd.	16,765	160,138
Young Optics, Inc.	31,000	191,381
Yuanta Financial Holding Co. Ltd.	1,475,000	1,102,842
Yulon Motor Co. Ltd.	218,053	461,436
Zinwell Corp.	145,074	285,605

		81,402,911

Thailand — 3.0%
Advanced Info Service PCL	819,400	2,290,080
Airports of Thailand PCL	410,800	531,471
Asian Property Development PCL	333,100	64,090
Bangkok Bank PCL	159,600	807,398
Bangkok Dusit Medical Service PCL	287,400	443,327
Bangkok Expressway PCL	423,100	276,499
Bank of Ayudhya PCL	1,090,500	922,466
Banpu PCL	36,600	956,736
BEC World PCL	544,000	572,964
Bumrungrad Hospital PCL	351,500	370,215
Calcomp Electronics Thailand PCL	2,615,800	300,238
Central Pattana PCL	234,500	208,090
Charoen Pokphand Foods PCL	1,419,700	1,163,264
CP ALL PCL	1,025,600	1,335,372
Delta Electronics Thai PCL	415,000	481,838
Electricity Generating PCL	209,600	733,548
Esso Thailand PCL	680,000	179,333
Glow Energy PCL	313,000	490,604
Hana Microelectronics PCL	549,600	455,797
Indorama Ventures PCL	672,200	1,287,761
IRPC PCL	2,966,300	639,607
Italian-Thai Development PCL*	2,910,000	447,915
Kasikornbank PCL	403,300	1,745,916
Khon Kaen Sugar Industry PCL	550,900	228,438
Kiatnakin Bank PCL	298,200	385,795

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Thailand (continued)
Krung Thai Bank PCL	946,500	$543,190
Land & Houses PCL	1,734,300	371,081
Minor International PCL	803,460	314,507
Precious Shipping PCL	633,500	382,475
Preuksa Real Estate PCL	352,400	216,268
PTT Aromatics & Refining PCL	455,400	577,842
PTT Chemical PCL	140,500	685,138
PTT Exploration & Production PCL	426,200	2,375,240
PTT PCL	290,000	3,078,454
Quality Houses PCL	3,525,000	245,563
Ratchaburi Electricity Generating Holding PCL	289,700	367,591
Robinson Department Store PCL	349,300	287,366
Sahaviriya Steel Industries PCL*	5,088,900	253,221
Siam Cement PCL (The)	113,200	1,355,621
Siam City Cement PCL	38,400	298,079
Siam Commercial Bank PCL	556,900	1,912,063
Siam Makro PCL	60,000	338,365
Sino Thai Engineering & Construction PCL	876,100	389,442
Thai Airways International PCL	470,000	763,974
Thai Beverage PCL	5,169,000	1,147,906
Thai Oil PCL	294,000	763,161
Thai Tap Water Supply PCL	1,313,800	276,750
Thai Union Frozen Products PCL	212,100	369,390
Thai Vegetable Oil PCL	360,000	388,124
Thanachart Capital PCL	218,600	261,058
Thoresen Thai Agencies PCL	241,120	165,573
Tisco Financial Group PCL	225,000	304,155
TMB Bank PCL*	8,053,600	630,502
Total Access Communication PCL (SET)	217,200	302,617
Total Access Communication PCL (SGX)	335,200	466,944
True Corp. PCL*	2,919,300	687,578

		37,838,000

Turkey — 2.9%
Adana Cimento (Class A Stock)	47,928	174,453
Akbank TAS	491,867	2,733,301
Akcansa Cimento A/S	45,400	221,707
Akenerji Elektrik Uretim A/S*	42,562	99,514
Albaraka Turk Katilim Bankasi A/S	98,000	171,373
Anadolu Efes Biracilik Ve Malt Sanayii A/S	94,500	1,432,189
Arcelik A/S	117,495	593,563
Asya Katilim Bankasi A/S	244,600	449,912
Aygaz A/S	60,384	324,603
Bagfas Bandirma Gubre Fabrik*	3,400	364,443
BIM Birlesik Magazalar A/S	42,200	1,434,909
Cimsa Cimento Sanayi VE Tica	35,400	229,275
Coca-Cola Icecek A/S	30,700	405,622
Dogan Sirketler Grubu Holdings*	616,526	447,221
Dogan Yayin Holding*	220,000	279,275
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S	127,900	207,092
Enka Insaat ve Sanayi A/S	429,156	1,600,995

COMMON STOCKS (continued)	Shares	Value (Note 2)

Turkey (continued)
Eregli Demir ve Celik Fabrikalari TAS*	437,692	$1,445,744
Finansbank A/S*	61,653	229,201
Ford Otomotiv Sanayi A/S	27,600	233,277
GSD Holding*	160,000	110,881
Gubre Fabrikalari TAS*	20,400	226,593
Haci Omer Sabanci Holding A/S	280,488	1,307,975
Hurriyet Gazetecilik A/S	184,250	217,186
Ihlas Holding*	458,900	540,931
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)*	645,200	317,586
KOC Holding A/S	470,232	2,290,249
Koza Altin Isletmeleri A/S	34,900	465,635
Koza Anadolu Metal Madencilik Isletmeleri A/S*	49,000	146,619
Mondi Tire Kutsan Kagit Ve Ambalaj Sanayii A/S*	79,400	89,994
Petkim Petrokimya Holding*	215,873	332,758
Petrol Ofisi	71,610	306,105
Sekerbank TAS	45,938	52,662
Sinpas Gayrimenkul Yatirim Ortakligi A/S*	216,900	292,197
TAV Havalimanlari Holding A/S*	102,200	495,114
Tekfen Holding A/S	127,496	533,435
Tofas Turk Otomobil Fabrikasi A/S	70,800	365,005
Trakya Cam Sanayi A/S*	198,106	408,016
Tupras Turkiye Petrol Rafine	65,300	1,632,500
Turk Ekonomi Bankasi A/S	139,200	201,047
Turk Hava Yollari*	304,457	1,064,811
Turk Sise ve Cam Fabrikalari A/S*	226,400	398,839
Turk Telekomunikasyon A/S	267,700	1,126,975
Turkcell Iletisim Hizmet A/S	415,400	2,838,387
Turkiye Garanti Bankasi A/S	669,900	3,392,887
Turkiye Halk Bankasi A/S*	105,000	890,868
Turkiye Is Bankasi (Class C Stock)	441,162	1,571,497
Turkiye Sinai Kalkinma Bankasi A/S	183,749	310,612
Turkiye Vakiflar Bankasi Tao (Class D Stock)	175,000	443,167
Ulker Biskuvi Sanayi A/S	70,200	250,065
Vestel Elektronik Sanayi*	142,900	225,826
Yapi ve Kredi Bankasi A/S*	220,348	693,582
Yazicilar Holding A/S (Class A Stock)	39,100	340,606

		36,958,279

United Arab Emirates — 1.5%
Abu Dhabi Commercial Bank(g)	1,129,000	636,273
Abu Dhabi National Hotels(g)	678,793	554,418
Air Arabia	3,374,500	752,441
Aldar Properties PJSC	1,287,200	799,024
Amlak Finance PJSC*(g)	67,000	15,085
Arabtec Holding Co.*	2,379,700	1,276,343
Aramex Co.*	352,000	199,336
Bank of Sharjah(g)	627,800	314,498
Dana Gas PJSC*	9,189,040	1,826,300
DP World Ltd.	5,135,500	3,235,365
Dubai Financial Market	2,050,000	842,772
Dubai Investments PJSC	1,058,200	224,720

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Arab Emirates (continued)
Dubai Islamic Bank	704,051	$417,869
Emaar Properties PJSC*	3,156,600	3,050,893
Emirates NBD PJSC	90,530	68,027
First Gulf Bank PJSC	217,800	1,082,181
Gulf Cement Co.(g)	260,300	111,972
National Bank of Abu Dhabi PJSC(g)	623,868	1,995,766
National Central Cooling Co. PJSC*	483,458	219,813
RAK Properties PJSC*	565,000	67,683
Ras Al Khaimah Cement Co.	1,674,500	382,951
Sorouh Real Estate Co.*	570,555	253,200
Tamweel PJSC*(g)	68,700	15,001
Union National Bank/Abu Dhabi(g)	997,630	852,861
Waha Capital PJSC	644,820	129,912

		19,324,704

TOTAL COMMON STOCKS (cost $998,390,708)		1,231,712,684

INVESTMENT FUND — 0.8%
United States
iShares MSCI Emerging Markets Index Fund (cost $9,979,114)	224,700	10,700,214

	Units
WARRANTS* — 1.6%
Saudi Arabia — 0.8%
Al Albdullatif Industrial, expiring 07/06/12	12,500	96,326
Al Rajhi Bank, expiring 04/30/12	44,500	984,905
Alinma Bank, expiring 06/04/12	34,000	95,192
Almari Co. Ltd., expiring 03/27/12	27,700	825,438
Arab National Bank, expiring 06/04/12	10,600	106,563
Banque Saudi Fransi, expiring 04/30/12	37,400	445,772
Dar Al Arkan Real Estate, expiring 08/13/12	53,800	129,110
Etihad Etisalat Co., expiring 04/02/12	64,500	950,272
Fawaz Abdulaziz Alhokair Co., expiring 04/04/12	17,000	194,918
Jarir Marketing Co., expiring 06/04/12	2,500	100,664
Kayan Petrochemical Co., expiring 06/04/12	33,600	172,466
Makkah Construction & Develpoment, expiring 03/15/13	30,000	240,781
Mobile Telecommunications Co., expiring 06/04/12	57,400	118,617
National Industrialization, expiring 05/14/12	65,720	622,132
Rabigh Refining, expiring 04/02/12	14,600	87,398

WARRANTS* (continued)	Units	Value (Note 2)

Saudi Arabia (continued)
Riyad Bank, expiring 06/11/12	52,200	$370,262
Samba Financial Group, expiring 04/30/12	18,200	297,243
Saudi Arabian Amiantit Co., expiring 06/25/12	21,300	116,715
Saudi Arabian Fertilizer Co., expiring 06/04/12	8,500	362,071
Saudi Arabian Mining Co., expiring 06/25/12	46,900	272,624
Saudi Basic Industries Corp., expiring 03/26/12	7,200	201,104
Saudi British Bank, expiring 10/02/12	11,700	125,726
Saudi Cement HSBC, expiring 08/13/12	17,000	225,742
Saudi Ceramic, expiring 08/16/13	5,900	232,061
Saudi Electricity, expiring 06/25/12	111,400	417,345
Saudi Industries Investment Group, expiring 06/11/12	23,200	134,557
Saudi International Petroleum, expiring 09/21/12	38,300	283,908
Saudi Telecom Co., expiring 05/21/12	38,000	431,645
Saudic Basic Industries Corp., expiring 03/26/12	31,000	865,911
Savola, expiring 04/20/12	63,700	543,559
Yanbu National Petrochemical, expiring 01/07/13	20,000	253,846

		10,304,873

Vietnam — 0.8%
Baoviet Holdings, expiring 10/19/15	103,700	343,043
DIG VN, expiring 07/27/15	99,000	208,180
FPT Corp., expiring 01/13/15	276,266	913,920
GEMADEPT Corp., expiring 12/03/14	125,667	213,983
Hagl JSC, expiring 03/03/15	169,400	703,752
HCM City Infrastructure Investment JSC, expiring 12/18/14	132,000	243,724
Hoa Phat Group JSC, expiring 03/03/15	276,100	548,023
Kinh Bac City Development Share Holding Corp., expiring 12/18/14	135,000	235,415
Kinh Do JSC, expiring 12/08/14(g)	349,425	922,959
PetroVietnam Drilling & Well Services JSC, expiring 12/15/14	220,273	598,767
PetroVietnam Fertilizer & Chemical JSC, expiring 12/09/14	395,700	771,207
PetroVietnam, expiring 12/08/14	110,000	117,348
Pha Lai Thermal Power JSC, expiring 01/13/15	507,210	304,365

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

WARRANTS* (continued)	Units	Value (Note 2)

Vietnam (continued)
Refrigeration Electrical Engineering Corp., expiring 04/07/15	401,080	$364,104
Saigon Securities, Inc., expiring 12/03/14	121,600	199,574
Songda Urban & Industrial Zone Investment and Development JSC, expiring 11/27/14	354,300	1,117,551
Tan Tao Investment Industry Corp., expiring 12/16/14	289,600	246,563
Vietnam Construction, expiring 12/08/14	118,000	149,486
Vietnam Dairy Products JSC, expiring 09/29/14	142,720	629,512
Vincom JSC, expiring 12/16/14	204,600	1,023,131
Vinh Son — Song Hinh Hydropower JSC, expiring 11/17/14	257,985	164,073

		10,018,680

TOTAL WARRANTS (cost $20,559,731)		20,323,553

RIGHTS*
Brazil
Banco Bradesco SA, expiring 01/31/11	2,897	14,991
Cia Brasileira, expiring 03/23/11	122	5,093

		20,084

Chile
Sociedad de Inversiones Pampa Calichera SA, expiring 01/26/11	679	67

Philippines
Metropolitan Bank & Trust, expiring 01/14/11	35,419	17,786

Taiwan
LCY Chemical Corp., expiring 02/09/11	7,571	260

Thailand
Indorama Ventures PCL, expiring 02/25/11	74,689	53,889

Vietnam
Vietnam Construction, expiring 10/05/10	118,000	54,410

TOTAL RIGHTS (cost $2,675)		146,496

TOTAL LONG-TERM INVESTMENTS (cost $1,028,932,228)		1,262,882,947

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 1.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund(w) (cost $14,206,394)(Note 4)	14,206,394	$14,206,394

TOTAL INVESTMENTS(o) — 100.4% (cost $1,043,138,622)		1,277,089,341
Liabilities in excess of other assets — (0.4)%		(5,518,752)

NET ASSETS — 100.0%		$1,271,570,589

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CHIX	European Equity Exchange
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PRFC	Preference Shares
SET	Stock Exchange of Thailand
SGX	Singapore Stock Exchange
XLON	London Stock Exchange
XNYS	New York Stock Exchange

*	Non-income producing security.

(g)	Indicates a security or securities that have been deemed illiquid.

(o)	As of December 31, 2010, 55 securities representing $20,365,711 and 1.6% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common and Preferred Stocks:
Argentina	$10,481,639	$—	$—
Botswana	1,982,910	—	3,256,148
Brazil	80,254,502	—	—
Bulgaria	2,212,805	—	172,329
Chile	39,479,963	—	—
China	116,906,786	—	—
Colombia	19,468,836	—	—
Croatia	10,915,270	—	—
Czech Republic	20,508,921	—	—
Egypt	19,166,342	—	—
Estonia	4,626,808	—	—
Ghana	2,796,543	—	—
Hungary	19,416,829	—	—
India	80,833,708	—	—
Indonesia	36,970,909	—	—
Jordan	9,732,696	—	—
Kazakhstan	10,747,706	—	—
Kenya	9,674,783	—	—
Kuwait	20,128,130	—	345,272
Latvia	1,103,116	—	—
Lebanon	3,628,862	—	—
Lithuania	2,220,302	—	—
Malaysia	40,350,776	—	—
Mauritius	3,447,840	—	—
Mexico	79,107,401	—	—
Morocco	20,236,057	—	—
Nigeria	9,582,661	—	—
Oman	9,558,707	—	—
Pakistan	10,655,445	—	—
Peru	18,460,259	—	—
Philippines	19,541,527	—	—
Poland	40,093,613	—	—
Qatar	20,737,448	—	—
Romania	9,115,740	—	—
Russia	79,052,441	—	12,072
Slovenia	9,863,273	—	—
South Africa	79,379,109	—	—
South Korea	79,962,306	—	—
Taiwan	81,402,911	—	—
Thailand	37,371,056	—	466,944
Turkey	36,958,279	—	—
United Arab Emirates	19,182,646	—	142,058
Investment Funds:
United States	10,700,214	—	—
Warrants:
Saudi Arabia	—	10,304,873	—
Vietnam	—	10,018,680	—

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Rights:
Brazil	$14,991	$5,093	$—
Chile	67	—	—
Philippines	—	17,786	—
Taiwan	—	260	—
Thailand	—	53,889	—
Vietnam	—	54,410	—
Affiliated Money Market Mutual Fund	14,206,394	—	—

Total	$1,252,239,527	$20,454,991	$4,394,823

Fair Value of Level 2 investments at 12/31/09 was $398,032,173. $371,707,500 was transferred out of Level 2 into Level 1 at 12/31/10 as a result of no longer using third-party vendor modeling tools due to the lack any significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Commercial Banks	15.1%
Telecommunications	10.5
Oil, Gas & Consumable Fuels	8.5
Metals & Mining	7.8
Diversified Financial Services	4.2
Chemicals	3.0
Diversified Operations	2.9
Electric	2.8
Retail & Merchandising	2.7
Food	2.7
Engineering/Construction	2.3
Electronic Components & Equipment	2.0
Semiconductors	1.9
Beverages	1.9
Financial Services	1.8
Building Materials	1.5
Insurance	1.5
Real Estate	1.4
Pharmaceuticals	1.3
Oil & Gas	1.3
Banks	1.2
Automobile Manufacturers	1.2
Commercial Services	1.2
Internet Software & Services	1.1
Affiliated Money Market Mutual Fund	1.1
Transportation	1.0
Computers	1.0
Agriculture	0.9
Electric – Integrated	0.9
Coal	0.9
Media & Entertainment	0.8
Investment Funds	0.8
Computer Services & Software	0.8
Airlines	0.8
Electric – Generation	0.7
Investment Companies	0.6

Financial – Bank & Trust	0.6%
Iron/Steel	0.6
Tobacco	0.6
Hotels & Motels	0.5
Auto Parts & Equipment	0.4
Entertainment & Leisure	0.4
Holding Companies	0.3
Machinery	0.3
Paper & Forest Products	0.3
Marine	0.3
Textiles	0.3
Distribution/Wholesale	0.3
Home Furnishings	0.3
Electronics	0.2
Real Estate Operation & Development	0.2
Consumer Products & Services	0.2
Manufacturing	0.2
Steel	0.2
Gas	0.2
Medical Supplies & Equipment	0.2
Computers & Peripherals	0.2
Cosmetics/Personal Care	0.2
Clothing & Apparel	0.2
Home Builders	0.1
Diversified Manufacturing	0.1
Real Estate Investment Trusts	0.1
Energy – Alternate Sources	0.1
Water	0.1
Healthcare Providers & Services	0.1
Healthcare Products & Services	0.1
Apparel	0.1
Biotechnology	0.1
Aerospace & Defense	0.1
Advertising	0.1

100.4
Liabilities in excess of other assets	(0.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$20,470,049	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Total
Equity contracts	$386,004	$589,090	$975,094

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Total
Equity contracts	$137,354	$(1,667,361)	$(1,530,007)

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,028,932,228)	$1,262,882,947
Affiliated investments (cost $14,206,394)	14,206,394
Foreign currency, at value (cost $5,426,836)	5,434,216
Receivable for fund share sold	1,638,616
Dividends and interest receivable	568,870
Receivable for investments sold	333,360
Prepaid expenses	6,574

Total Assets	1,285,070,977

LIABILITIES:
Payable for investments purchased	7,353,963
Payable to custodian	2,574,256
Foreign capital gains tax liability accrued	2,075,165
Accrued expenses and other liabilities	616,100
Advisory fees payable	515,433
Foreign withholding taxes payable	350,566
Payable for fund share repurchased	7,212
Shareholder servicing fees payable	7,151
Affiliated transfer agent fee payable	542

Total Liabilities	13,500,388

NET ASSETS	$1,271,570,589

Net assets were comprised of:
Paid-in capital	$1,079,185,400
Retained earnings	192,385,189

Net assets, December 31, 2010	$1,271,570,589

Net asset value and redemption price per share, $1,271,570,589 / 128,236,390 outstanding shares of beneficial interest	$9.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $2,264,630 foreign withholding tax)	$20,558,002
Unaffiliated interest income	54,782
Affiliated dividend income	32,770

20,645,554

EXPENSES
Advisory fees	9,871,396
Custodian and accounting fees	1,639,000
Shareholder servicing fees and expenses	897,400
Audit fee	24,000
Trustees’ fees	16,000
Commitment fee on syndicated credit agreement	12,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Shareholders’ reports	9,000
Loan interest expense (Note 7)	8,212
Legal fees and expenses	8,000
Insurance expenses	7,000
Miscellaneous	147,480

Total expenses	12,648,488
Less: shareholder servicing fee waiver	(54,480)

Net expenses	12,594,008

NET INVESTMENT INCOME	8,051,546

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes of $(455,512))	9,365,094
Foreign currency transactions	(1,391,064)

7,974,030

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes of $(1,043,841))	169,243,392
Foreign currencies	(14,314)

169,229,078

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	177,203,108

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$185,254,654

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,051,546	$3,488,945
Net realized gain (loss) on investment and foreign currency transactions	7,974,030	(15,317,753)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	169,229,078	190,136,083

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	185,254,654	178,307,275

DISTRIBUTIONS	(3,474,851)	(1,702,688)

FUND SHARE TRANSACTIONS:
Fund share sold [76,094,344 and 58,020,116 shares, respectively]	665,772,470	374,994,407
Fund share issued in reinvestment of distributions [439,299 and 256,816 shares, respectively]	3,474,851	1,702,688
Fund share repurchased [27,549,625 and 12,659,303 shares, respectively]	(224,685,159)	(73,628,744)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	444,562,162	303,068,351

TOTAL INCREASE IN NET ASSETS	626,341,965	479,672,938
NET ASSETS:
Beginning of year	645,228,624	165,555,686

End of year	$1,271,570,589	$645,228,624

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 104.8%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES — 4.7%
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class A1	P-1	0.311%	10/11/11		$2,634	$2,634,691
BA Credit Card Trust, Series 2007-A2, Class A2	Aaa	0.28%(c)	06/17/13		5,000	4,999,549
Bear Stearns Asset Backed Securities Trust, Series 2007-HE7, Class 1A1	Caa2	1.261%(c)	10/25/37		4,340	2,867,031
Carrington Mortgage Loan Trust, Series 2007-HE1, Class A1	Ba3	0.361%(c)	06/25/37		2,870	2,601,144
Countrywide Asset-Backed Certificates, Series 2006-25, Class 2A1	A2	0.331%(c)	06/25/47		385	379,068
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE30, Class A2	Aaa	0.961%(c)	07/25/32		3	2,093
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE1, Class A2	Aaa	1.001%(c)	08/25/32		98	73,223
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB6, Class A1, 144A	Caa1	0.381%(c)	07/25/37		1,774	1,592,510
EFS Volunteer LLC, Series 2010-1, Class A1, 144A	AAA(d)	1.138%(c)	10/26/26		2,000	1,997,294
First NLC Trust, Series 2007-1, Class A1, 144A	Caa2	0.331%(c)	08/25/37		2,476	1,689,394
Ford Auto Securitization Trust, Series 2010-R3A, Class A1, 144A (Canada)	AAA(d)	1.926%	06/15/13	CAD	7,570	7,621,586
Ford Credit Auto Owner Trust, Series 2008-C, Class A3	Aaa	1.68%(c)	06/15/12		2,417	2,424,527
Ford Credit Auto Owner Trust, Series 2009-A, Class A3B	Aaa	2.76%(c)	05/15/13		8,426	8,522,391
Household Home Equity Loan Trust, Series 2005-1, Class A	Aaa	0.551%(c)	01/20/34		2,174	1,982,676
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	Aaa	0.541%(c)	10/25/34		23	19,143
Magnolia Funding Ltd., Series 2010-1A, Class A1, 144A	AAA(d)	3.00%	04/20/17	EUR	1,896	2,511,961
Nissan Auto Lease Trust, Series 2010-A, Class A1	P-1	0.561%	06/15/11		8	7,995
Renaissance Home Equity Loan Trust, Series 2003-3, Class A	Aaa	0.761%(c)	12/25/33		408	348,576
Renaissance Home Equity Loan Trust, Series 2004-3, Class AV2A	Aaa	0.621%(c)	11/25/34		226	188,251
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR5, Class A2A	B3	0.391%(c)	05/25/37		2,005	1,596,020
SLM Student Loan Trust, Series 2005-10, Class A3	Aaa	0.338%(c)	10/25/16		334	333,466
SLM Student Loan Trust, Series 2006-8, Class A2	Aaa	0.288%(c)	10/25/16		609	608,937
Soundview Home Equity Loan Trust, Series 2007-OPT5, Class 2A1	Aa1	1.061%(c)	10/25/37		735	730,765

TOTAL ASSET-BACKED SECURITIES (cost $48,911,741)						45,732,291

BANK LOANS(c)(g) — 0.3%
Ford Motor Corp., Term B1	Baa3	3.02%	12/15/13		593	590,003
Ford Motor Corp., Term B1	Baa3	3.04%	12/15/13		238	237,034
HCA, Inc., Term B-1	Ba3	2.553%	11/18/13		554	548,232
HCA, Inc., Term B-2	Ba3	3.553%	03/31/17		1,329	1,325,348

TOTAL BANK LOANS (cost $2,709,490)						2,700,617

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.8%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 144A	BA(d)	2.01%(c)	11/15/15		3,814	3,400,236
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 1A, 144A	AAA(d)	4.23%	02/22/41		10	10,371
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 2A, 144A	AAA(d)	4.23%	02/22/41		53	55,301
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 3A, 144A	AAA(d)	4.23%	02/22/41		40	41,176

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 4A, 144A	AAA(d)	4.23%	04/22/36	$130	$131,045
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 5A, 144A	AAA(d)	4.23%	05/22/35	130	132,016
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 6A, 144A	AAA(d)	4.23%	06/22/35	99	101,351
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 10A, 144A	AAA(d)	4.23%	02/22/34	20	20,019
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 11A, 144A	AAA(d)	4.23%	12/22/35	79	80,915
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 12A, 144A	AAA(d)	4.23%	03/22/33	30	30,018
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 13A, 144A	AAA(d)	4.23%	01/22/33	53	52,742
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 14A, 144A	AAA(d)	4.23%	01/22/33	100	99,933
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 15A, 144A	AAA(d)	4.23%	05/22/33	148	148,588
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 16A, 144A	AAA(d)	4.23%	08/22/33	100	101,545
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 17A, 144A	AAA(d)	4.23%	08/22/33	30	30,472
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 18A, 144A	AAA(d)	4.23%	08/22/33	456	459,910
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 19A, 144A	AAA(d)	4.23%	06/22/38	100	102,012
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 20A, 144A	AAA(d)	4.23%	12/22/35	194	199,594
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 22A, 144A	AAA(d)	4.23%	09/22/35	31	30,974
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 23A, 144A	AAA(d)	4.23%	04/22/34	87	87,154
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 24A, 144A	AAA(d)	4.23%	04/22/35	63	63,384
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 25A, 144A	AAA(d)	4.23%	05/22/34	240	246,435
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 26A, 144A	AAA(d)	4.23%	05/22/34	170	176,145
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 27A, 144A	AAA(d)	4.23%	07/22/16	100	100,514
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 31A, 144A	AAA(d)	4.23%	12/22/26	2	1,859
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 32A, 144A	AAA(d)	4.23%	12/22/32	80	79,969
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 33A, 144A	AAA(d)	4.23%	09/22/34	150	150,578
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 34A, 144A	AAA(d)	4.23%	12/22/28	92	92,878
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 35A, 144A	AAA(d)	4.23%	11/22/33	530	539,472
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 36A, 144A	AAA(d)	4.23%	03/22/31	99	101,474
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 37A, 144A	AAA(d)	4.23%	03/22/34	30	30,946
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 39A, 144A	AAA(d)	4.23%	03/22/34	63	63,117
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 41A, 144A	AAA(d)	4.23%	12/22/35	100	100,791

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 43A, 144A	AAA(d)	4.23%		11/22/36	$150	$153,224
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 44A, 144A	AAA(d)	4.23%		04/22/34	100	103,387
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1, 144A	Aaa	3.156%		07/10/46	4,492	4,502,100
GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A1	AAA(d)	4.229%		12/10/37	248	250,751
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A	Aaa	0.802%	(c)	07/09/21	5,199	5,019,223

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $17,017,262)						17,091,619

CONVERTIBLE BONDS — 1.0%
Biotechnology — 0.9%
Amgen, Inc., Sr. Unsec’d. Notes	A3	0.125%		02/01/11	8,300	8,289,625

Financial Service — 0.1%
National City Corp., Sr. Unsec’d. Notes	A3	4.00%		02/01/11	1,065	1,066,331

Healthcare Products
Medtronic, Inc., Sr. Unsec’d. Notes	A1	1.50%		04/15/11	300	300,000

TOTAL CONVERTIBLE BONDS (cost $9,658,177)						9,655,956

CORPORATE OBLIGATIONS — 61.8%
Airlines — 0.2%
Southwest Airlines Co., First Mortgage, 144A	BBB+(d)	10.50%		12/15/11	2,000	2,153,578

Automobile Manufacturers — 1.0%
Daimler Finance North America LLC, Gtd. Notes	A3	5.875%		03/15/11	8,000	8,081,120
Daimler Finance North America LLC, Gtd. Notes	A3	7.30%		01/15/12	600	637,490
Daimler Finance North America LLC, Gtd. Notes, MTN	A3	5.75%		09/08/11	900	929,953

						9,648,563

Beverages — 1.1%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa2	3.00%		10/15/12	7,100	7,325,865
Coca-Cola Enterprises, Inc., Sr. Unsec’d. Notes	A3	1.125%		11/12/13	3,000	2,968,401

						10,294,266

Chemicals — 0.4%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	4.85%		08/15/12	1,752	1,846,922
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	6.125%		02/01/11	2,000	2,006,864

						3,853,786

Electric — 1.7%
Appalachian Power Co., Sr. Unsec’d. Notes	Baa2	5.55%		04/01/11	1,000	1,011,327
Columbus Southern Power Co., Sr. Unsec’d. Notes	A3	0.702%	(c)	03/16/12	2,000	2,006,000
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	5.625%		09/01/11	2,190	2,257,189
Orange & Rockland Utilities, Inc., Sr. Unsec’d. Notes, 144A(g)	Baa1	2.50%		08/15/15	1,500	1,469,106
Southern Co., Sr. Unsec’d. Notes	Baa1	0.689%	(c)	10/21/11	10,200	10,232,253

						16,975,875

Electronic Components & Equipment — 0.2%
Agilent Technologies, Inc., Sr. Unsec’d. Notes	BBB-(d)	4.45%		09/14/12	2,000	2,089,236

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Financial – Bank & Trust — 24.0%
American Express Bank FSB, FDIC Gtd. Notes, MTN	Aaa	1.244%	(c)	12/09/11		$10,000	$10,095,440
American Express Bank FSB, Sr. Unsec’d. Notes	A2	5.50%		04/16/13		2,600	2,802,262
American Express Centurion Bank, Sr. Unsec’d. Notes	A2	0.412%	(c)	06/12/12		5,300	5,273,495
Banco Bilbao Vizcaya Argentaria Puerto Rico, FDIC Gtd. Notes, 144A	Aaa	0.284%	(c)	05/25/12		8,200	8,211,646
Banco do Brasil SA, Sr. Unsec’d. Notes, 144A (Brazil)	Baa2	4.50%		01/22/15		2,000	2,080,000
Banco Santander Chile, Sr. Unsec’d. Notes, 144A (Chile)	Aa3	1.539%	(c)	04/20/12		3,200	3,198,806
Banco Santander Chile, Sr. Unsec’d. Notes, 144A (Chile)	Aa3	3.75%		09/22/15		4,500	4,499,613
Bank of America Corp., FDIC Gtd. Notes, MTN	Aaa	1.021%	(c)	12/02/11		16,200	16,322,018
BBVA US Senior SAU, Bank Gtd. Notes, 144A (Spain)	Aa2	0.464%	(c)	05/24/11		5,000	4,985,830
BPCE SA, Sr. Unsec’d. Notes, 144A (France)	Aa3	2.375%		10/04/13		6,700	6,675,026
Canadian Imperial Bank of Commerce, Covered Bonds, 144A (Canada)	Aaa	2.60%		07/02/15		4,000	4,021,804
Cie de Financement Foncier, Covered Bonds, 144A (France)	Aaa	1.038%	(c)	07/23/12		4,800	4,793,064
Cie de Financement Foncier, Covered Bonds, 144A (France)	Aaa	1.625%		07/23/12		5,000	5,023,465
Commonwealth Bank of Australia, Sr. Unsec’d. Notes, 144A (Australia)	Aa1	0.854%	(c)	03/19/13		5,000	5,010,540
Credit Agricole SA, Notes, 144A (France)	Aa1	0.636%	(c)	02/02/12		2,400	2,391,444
Danske Bank A/S, Gov’t. Liquid Gtd. Notes, 144A (Denmark)	Aaa	0.634%	(c)	05/24/12		6,000	5,988,348
HSBC Finance Corp., Sr. Unsec’d. Notes	A3	0.558%	(c)	04/24/12		1,500	1,492,785
HSBC Finance Corp., Sr. Unsec’d. Notes	A3	0.652%	(c)	09/14/12		6,000	5,912,898
ING Bank NV, Sr. Notes, 144A (Netherlands)	Aa3	1.609%	(c)	10/18/13		7,900	7,889,216
Korea Development Bank, Sr. Unsec’d. Notes (South Korea)	A1	5.30%		01/17/13		4,700	4,979,650
Korea Development Bank, Sr. Unsec’d. Notes (South Korea)	A1	5.75%		09/10/13		2,500	2,709,428
Lloyds TSB Bank PLC, Gov’t. Liquid Gtd. Notes, 144A (United Kingdom)	Aaa	1.11%	(c)	04/01/11		7,700	7,711,388
Lloyds TSB Bank PLC, Gov’t. Liquid Gtd. Notes, 144A (United Kingdom)	Aaa	1.29%	(c)	04/02/12		18,000	18,178,128
Lloyds TSB Bank PLC, Gov’t. Liquid Gtd. Notes, 144A (United Kingdom)	Aaa	2.30%		04/01/11		22,900	23,005,477
Lloyds TSB Bank PLC, Sr. Unsec’d. Notes, MTN (United Kingdom)	Aa3	4.75%		07/15/11		5,700	5,836,316
Realkredit Danmark A/S, Covered Bonds (Denmark)	Aaa	2.00%		01/01/12	DKK	20,000	3,609,591
Royal Bank of Scotland PLC (The), Gov’t. Liquid Gtd. Notes, 144A (United Kingdom)	Aaa	1.45%		10/20/11		6,300	6,335,374
Royal Bank of Scotland PLC (The), Gov’t. Liquid Gtd. Notes, MTN (United Kingdom)	Aaa	0.941%	(c)	12/02/11		4,800	4,823,779
Royal Bank of Scotland PLC (The), Gov’t. Liquid Gtd. Notes, MTN (United Kingdom)	Aaa	2.65%		04/23/12		3,900	3,998,787
Royal Bank of Scotland PLC (The), Gtd. Notes (United Kingdom)	Aa3	2.704%	(c)	08/23/13		4,900	4,975,367
Stadshypotek AB, Covered Bonds, 144A (Sweden)	Aaa	0.853%	(c)	09/30/13		3,100	3,099,999
Swedbank AB, Gov’t. Liquid Gtd. Notes, 144A (Sweden)	Aaa	0.739%	(c)	01/14/13		8,200	8,191,423
Swedbank AB, Gov’t. Liquid Gtd. Notes, 144A (Sweden)	Aaa	2.80%		02/10/12		9,700	9,907,386
UBS AG, Sr. Unsec’d. Notes, MTN (Switzerland)	Aa3	1.384%	(c)	02/23/12		5,000	5,042,185
Union Planters Corp., Sub. Notes	B1	7.75%		03/01/11		1,000	1,009,329
Wachovia Corp., Sr. Unsec’d. Notes	A1	0.418%	(c)	04/23/12		3,400	3,395,937
Wells Fargo & Co., Sr. Unsec’d. Notes	A1	5.25%		10/23/12		5,000	5,360,390
Westpac Securities NZ Ltd., Gov’t. Liquid Gtd. Notes, 144A (New Zealand)	Aaa	3.45%		07/28/14		3,600	3,735,905

							232,573,539

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Financial Services — 19.6%
Ally Financial, Inc., FDIC Gtd. Notes	Aaa	0.304%	(c)	12/19/12		$3,000	$3,000,504
Ally Financial, Inc., FDIC Gtd. Notes	Aaa	2.20%		12/19/12		250	257,132
Ally Financial, Inc., Gtd. Notes, 144A(g)	B3	6.25%		12/01/17		600	600,000
Ally Financial, Inc., Gtd. Notes, 144A	B3	7.50%		09/15/20		2,400	2,517,000
American Express Co., Sr. Unsec’d. Notes	A3	5.25%		09/12/11		1,000	1,031,118
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A2	5.875%		05/02/13		500	543,769
Citigroup, Inc., Sr. Unsec’d. Notes	A3	0.427%	(c)	03/16/12		5,764	5,724,505
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.50%		04/11/13		7,800	8,305,674
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.50%		08/19/13		8,900	9,772,725
Citigroup, Inc., Unsec’d. Notes	A3	2.286%	(c)	08/13/13		1,000	1,016,905
Countrywide Financial Corp., Gtd. Notes, MTN	A2	0.726%	(c)	05/07/12		2,800	2,765,955
DanFin Funding Ltd., Gov’t. Liquid Gtd. Notes, 144A (Ireland)	Aaa	0.989%	(c)	07/16/13		3,000	2,996,454
Dexia Credit Local, Gov’t. Liquid Gtd. Notes, 144A (France)	Aa1	0.539%	(c)	01/12/12		9,000	8,963,397
Dexia Credit Local, Gov’t. Liquid Gtd. Notes, 144A (France)	Aa1	0.703%	(c)	03/05/13		5,000	4,983,315
Dexia Credit Local, Gov’t. Liquid Gtd. Notes, 144A (France)	Aa1	0.768%	(c)	04/29/14		3,000	2,988,285
Dexia Credit Local, Gov’t. Liquid Gtd. Notes, 144A (France)	Aa1	0.953%	(c)	09/23/11		9,150	9,182,430
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba2	5.552%	(c)	06/15/11		4,000	4,060,000
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba2	7.50%		08/01/12		1,450	1,541,653
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba2	7.80%		06/01/12		594	631,497
Freddie Mac, Notes	Aaa	5.00%		07/15/14		13,900	15,579,704
General Electric Capital Corp., FDIC Gtd. Notes, MTN	Aaa	0.304%	(c)	12/21/12		5,000	5,000,840
General Electric Capital Corp., FDIC Gtd. Notes, MTN	Aaa	0.553%	(c)	12/07/12		4,000	4,021,460
General Electric Capital Corp., FDIC Gtd. Notes, MTN	Aaa	2.125%		12/21/12		4,250	4,366,603
General Electric Capital Corp., Unsec’d. Notes	Aa2	1.875%		09/16/13		850	850,455
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	B1	4.95%		02/01/11		7,500	7,500,000
JPMorgan Chase & Co., FDIC Gtd. Notes	Aaa	1.021%	(c)	12/02/11		900	906,369
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	B3	3.011%	(c)	12/23/24		4,200	960,750
Lehman Brothers Holdings, Inc., Sub. Notes(i)	Caa2	7.50%		05/11/38		2,100	210
Macquarie Bank Ltd., Gov’t. Liquid Gtd. Notes, 144A (Australia)	Aaa	2.60%		01/20/12		1,300	1,324,851
Macquarie Bank Ltd., Gov’t. Liquid Gtd. Notes, 144A (Australia)	Aaa	3.30%		07/17/14		8,900	9,403,562
Merrill Lynch & Co., Inc., Notes, MTN	A2	0.533%	(c)	06/05/12		800	792,498
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	5.45%		07/15/14		10,000	10,513,360
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.30%		03/01/13		2,400	2,557,483
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	0.57%	(c)	04/19/12		3,000	2,993,463
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.75%		08/31/12		2,700	2,887,188
National City Bank, Sub. Notes	A3	6.20%		12/15/11		2,500	2,620,712
Nykredit Realkredit A/S, Covered Bonds (Denmark)	Aaa	4.00%		01/01/11	DKK	126,400	22,660,249
Nykredit Realkredit A/S, Covered Bonds (Denmark)	Aaa	4.00%		01/01/12	DKK	50,000	9,185,531
Societe Generale Societe de Credit Fonciere, Covered Bonds (France)	Aaa	1.084%	(c)	06/19/13		5,000	5,050,550
Svenska Handelsbanken AB, Sr. Unsec’d. Notes, 144A (Sweden)	Aa2	2.875%		09/14/12		5,400	5,530,988
Volkswagen International Finance NV, Gtd. Notes, 144A (Netherlands)	A3	1.625%		08/12/13		4,000	3,997,948

							189,587,092

Food — 1.0%
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.00%		02/11/13		2,384	2,610,613
WM Wrigley Jr. Co., Sec’d. Notes, 144A	Baa2	2.45%		06/28/12		4,400	4,431,205
Woolworths Ltd., Sr. Unsec’d. Notes, 144A (Australia)	A3	2.55%		09/22/15		2,400	2,370,382

							9,412,200

Insurance — 1.4%
MetLife, Inc., Sr. Unsec’d. Notes	A3	1.536%	(c)	08/06/13		200	203,085
Metropolitan Life Global Funding I, Sr. Sec’d. Notes, 144A	Aa3	0.552%	(c)	03/15/12		7,700	7,706,306
Monumental Global Funding III, Sr. Sec’d. Notes, 144A	A1	0.458%	(c)	01/25/13		1,600	1,555,435

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance (cont’d.)
Monumental Global Funding III, Sr. Sec’d. Notes, 144A	A1	0.489%	(c)	01/15/14	$2,000	$1,920,782
Sun Life Financial Global Funding LP, Sr. Unsec’d. Notes, 144A	A1	0.472%	(c)	07/06/11	2,500	2,493,238

						13,878,846

Investment Companies — 0.6%
FIH Erhvervsbank A/S, Gov’t. Liquid Gtd. Notes, 144A (Denmark)	Aaa	0.672%	(c)	06/13/13	6,000	5,993,958

Media — 0.5%
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	7.625%		04/01/11	2,330	2,359,125
DISH DBS Corp., Gtd. Notes	Ba3	6.375%		10/01/11	2,250	2,317,500

						4,676,625

Metals & Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Baa3	8.25%		04/01/15	1,000	1,053,750

Oil & Gas — 2.9%
BP Capital Markets PLC, Gtd. Notes (United Kingdom)	A2	1.55%		08/11/11	900	904,067
BP Capital Markets PLC, Gtd. Notes (United Kingdom)	A2	3.125%		03/10/12	5,000	5,112,705
EnCana Corp., Sr. Unsec’d. Notes (Canada)	Baa2	6.30%		11/01/11	2,500	2,611,325
Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A	Baa2	4.00%		07/15/15	1,150	1,186,993
Gaz Capital SA, Sr. Unsec’d. Notes, 144A (Luxembourg)	Baa1	8.146%		04/11/18	5,300	6,134,750
Qatar Petroleum, Unsub. Notes, 144A (Qatar)	Aa2	5.579%		05/30/11	167	169,968
Shell International Finance BV, Gtd. Notes (Netherlands)	Aa1	0.653%	(c)	06/22/12	4,500	4,521,393
Total Capital SA, Gtd. Notes (France)	Aa1	3.00%		06/24/15	3,000	3,062,916
Transocean, Inc., Gtd. Notes (Cayman Islands)	Baa3	4.95%		11/15/15	4,100	4,237,195

						27,941,312

Paper & Forest Products — 0.5%
Georgia-Pacific LLC, Gtd. Notes, 144A	Ba2	7.00%		01/15/15	2,000	2,075,000
Georgia-Pacific LLC, Sr. Unsec’d. Notes	Ba3	8.125%		05/15/11	2,360	2,436,700

						4,511,700

Pharmaceuticals — 0.4%
Teva Pharmaceutical Finance III LLC, Gtd. Notes	A3	0.704%	(c)	12/19/11	4,000	4,016,044

Pipelines — 1.9%
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	6.00%		07/01/13	2,600	2,830,500
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	7.125%		03/15/12	7,715	8,230,316
Kinder Morgan Finance Co. ULC, Gtd. Notes (Canada)	Ba1	5.35%		01/05/11	7,000	7,001,260

						18,062,076

Savings & Loan — 1.5%
Nationwide Building Society, Gov’t. Liquid Gtd. Notes, 144A (United Kingdom)	Aaa	0.464%	(c)	05/17/12	10,000	9,985,160
US Central Federal Credit Union, Gov’t. Gtd. Notes	Aaa	1.90%		10/19/12	4,600	4,696,430

						14,681,590

Telecommunications — 2.8%
America Movil SAB de CV, Gtd. Notes (Mexico)	A2	3.625%		03/30/15	2,400	2,467,752
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	5.55%		02/01/14	3,300	3,638,930
Cellco Partnership/ΔVerizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	7.375%		11/15/13	1,500	1,737,839
Qwest Corp., Sr. Unsec’d. Notes	Baa3	7.875%		09/01/11	2,200	2,266,000
Sprint Capital Corp., Gtd. Notes	Ba3	7.625%		01/30/11	7,700	7,719,250

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Telecommunications (cont’d.)
Telecom Italia Capital SA, Gtd. Notes (Luxembourg)	Baa2	0.899%	(c)	07/18/11		$3,500	$3,491,295
Telecom Italia Capital SA, Gtd. Notes (Luxembourg)	Baa2	5.25%		11/15/13		1,900	1,979,431
Telefonica Emisiones SAU, Gtd. Notes (Spain)	Baa1	2.582%		04/26/13		4,000	4,003,220

							27,303,717

TOTAL CORPORATE OBLIGATIONS (cost $598,161,436)							598,707,753

FOREIGN GOVERNMENT BONDS — 3.6%
Brazil Notas do Tesouro Nacional, Series F, Notes (Brazil)	Baa3	10.00%		01/01/12	BRL	249	147,306
Brazil Notas do Tesouro Nacional, Series F, Notes (Brazil)	Baa3	10.00%		01/01/17	BRL	5,900	3,258,058
Eksportfinans ASA, Notes (Norway)	Aa1	2.00%		09/15/15		4,600	4,492,452
Kommunalbanken A/S, Sr. Unsec’d. Notes (Norway)	Aaa	3.375%		11/15/11		6,000	6,148,998
Province of Ontario, Sr. Unsec’d. Notes (Canada)	Aa1	1.875%		09/15/15		2,000	1,955,276
Republic of Korea, Sr. Unsec’d. Notes (South Korea)	A1	4.25%		06/01/13		4,270	4,471,062
Societe Financement de l’Economie Francaise, Gov’t. Liquid Gtd. Notes, 144A (France)	Aaa	2.25%		06/11/12		14,600	14,890,382

TOTAL FOREIGN GOVERNMENT BONDS (cost $34,794,388)							35,363,534

MUNICIPAL BONDS — 0.6%
California — 0.4%
State of California, General Obligation Bonds	A1	5.65%	(c)	04/01/39		3,900	4,119,570

New Jersey — 0.2%
New Jersey Economic Development Authority, Revenue Bonds	Aa3	1.302%	(c)	06/15/13		1,000	1,002,040
New Jersey Transportation Trust Fund Authority, Revenue Bonds	Aa3	6.875%		12/15/39		500	503,635

							1,505,675

TOTAL MUNICIPAL BONDS (cost $5,416,563)							5,625,245

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 8.5%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1	Aaa	2.926%	(c)	01/25/34		540	533,063
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 2A1	Aa3	3.20%	(c)	02/25/34		566	502,926
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 13A1	Baa2	3.18%	(c)	11/25/34		4,769	4,036,533
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1	A1	2.33%	(c)	08/25/35		705	673,361
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	Caa3	2.955%	(c)	09/25/35		2,585	1,964,258
Bear Stearns Alt-A Trust, Series 2005-10, Class 24A1	Ca	2.81%	(c)	01/25/36		3,796	2,082,593
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	B2	2.36%	(c)	01/26/36		4,189	2,733,677
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	Caa1	5.339%	(c)	12/26/46		4,278	2,993,510
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1	B1	2.51%	(c)	08/25/35		1,261	1,182,292
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3	Ba3	2.21%	(c)	08/25/35		282	265,500
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1	AAA(d)	6.25%		12/25/33		220	223,656
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J7, Class 4A2	AAA(d)	0.661%	(c)	08/25/18		195	191,147

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 144A	Aa3	6.50%	(c)	01/25/34	$383	$387,726
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A1	Aaa	0.601%	(c)	02/25/35	1,056	800,510
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 2A1	Caa2	0.551%	(c)	04/25/35	1,766	1,196,575
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 3A1	Caa3	3.431%	(c)	04/25/35	1,413	943,999
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R2, Class 1AF1, 144A	Aa3	0.601%	(c)	06/25/35	2,946	2,531,604
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1	Aaa	6.50%		04/25/33	59	59,738
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR15, Class 2A1	Aaa	2.585%	(c)	06/25/33	1,361	1,295,008
Fannie Mae, Series 1988-22, Class A	Aaa	2.904%	(c)	08/25/18	4	4,549
Fannie Mae, Series 1996-39, Class H	Aaa	8.00%		11/25/23	55	65,477
Fannie Mae, Series 2004-11, Class A	Aaa	0.381%	(c)	03/25/34	470	464,644
Fannie Mae, Series 2006-5, Class 3A2	Aaa	2.631%	(c)	05/25/35	422	434,172
Fannie Mae, Series 2007-114, Class A6	Aaa	0.461%	(c)	10/27/37	6,000	5,989,495
FHLMC Structured Pass-Through Securities, Series T-57, Class 1A1	Aaa	6.50%		07/25/43	2,162	2,482,836
FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2	Aaa	7.00%		10/25/43	1,219	1,397,165
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	Aaa	1.742%	(c)	07/25/44	1,738	1,698,225
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	Aaa	1.542%	(c)	10/25/44	6,009	5,869,143
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	Aaa	0.301%	(c)	12/25/36	4,321	4,295,169
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1	Aa3	2.545%	(c)	09/25/34	917	844,602
First Republic Mortgage Loan Trust, Series 2002-FRB1, Class A	Aaa	0.56%	(c)	08/15/32	1,844	1,714,322
Freddie Mac, Series 2987, Class HD	Aaa	4.50%		07/15/18	731	751,330
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A	AAA(d)	3.155%	(c)	06/25/34	994	863,175
Government National Mortgage Assoc., Series 1998-15, Class C	Aaa	6.50%		06/20/28	1,237	1,327,997
Greenpoint Mortgage Funding Trust, Series 2005-AR2, Class A1	Caa2	0.491%	(c)	06/25/45	602	393,208
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	B(d)	3.117%	(c)	10/25/33	847	724,796
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	Aa2	2.574%	(c)	06/25/34	174	159,259
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	AAA(d)	2.825%	(c)	09/25/35	2,138	2,039,156
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1	A(d)	3.082%	(c)	04/25/36	2,752	2,277,561
Harborview Mortgage Loan Trust, Series 2004-6, Class 3A2A	A2	2.506%	(c)	08/19/34	1,873	1,453,529
MLCC Mortgage Investors, Inc., Series 2005-2, Class 2A	Caa2	4.25%	(c)	10/25/35	1,572	1,345,619
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	A1	1.254%	(c)	10/25/35	1,574	1,356,886
NCUA Guaranteed Notes, Series 2010-R2, Class 1A	Aaa	0.635%	(c)	11/06/17	9,232	9,229,239
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 3A2	Aa3	2.765%	(c)	04/25/34	1,930	1,701,640
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 1A3	CC(d)	3.238%	(c)	01/25/36	639	545,553
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A1	Baa2	0.511%	(c)	07/19/35	739	525,434
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR2, Class A	Aaa	2.904%	(c)	02/27/34	295	300,128
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR5, Class A7	Aaa	2.70%	(c)	06/25/33	98	93,014

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A	Aaa	2.778%	(c)	09/25/33	$2,908	$2,921,785
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-R1, Class X, IO,144A	AAA(d)	12.403%	(c)	12/25/27	953	52,405
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR1, Class A	A3	2.785%	(c)	03/25/34	397	373,234
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A	B1	0.581%	(c)	01/25/45	51	42,678
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A	Caa1	0.491%	(c)	04/25/45	1,636	1,370,055
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A	Caa2	1.328%	(c)	02/25/46	1,757	1,348,002
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR9, Class 1A	Caa3	1.328%	(c)	08/25/46	1,076	704,739
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1	Caa1	0.521%	(c)	11/25/45	622	522,437

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $93,230,545)						82,280,334

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.2%
Federal Home Loan Mortgage Corp., Notes		0.181%	(c)	02/02/12	20,800	20,782,778
Federal National Mortgage Assoc.		1.25%		03/14/14	10,000	9,943,180

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $30,803,312)						30,725,958

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 7.8%
Federal Home Loan Mortgage Corp.		2.533%	(c)	01/01/34	80	83,926
Federal Home Loan Mortgage Corp.		2.585%	(c)	12/01/26	23	23,833
Federal Home Loan Mortgage Corp.		2.776%	(c)	07/01/29	51	53,444
Federal National Mortgage Assoc.		2.324%	(c)	01/01/25	6	6,134
Federal National Mortgage Assoc.		2.513%	(c)	12/01/29	37	38,294
Federal National Mortgage Assoc.		3.52%	(c)	04/01/32	9	9,564
Federal National Mortgage Assoc.		4.00%		08/01/39-10/01/40	52,999	52,779,163
Federal National Mortgage Assoc.		4.00%		TBA	13,000	12,894,375
Federal National Mortgage Assoc.		4.50%		TBA	8,600	8,827,092
Federal National Mortgage Assoc.		4.83%	(c)	03/01/17	112	116,896
Federal National Mortgage Assoc.		4.892%	(c)	04/01/24	51	52,142
Government National Mortgage Assoc.		2.625%	(c)	07/20/17-07/20/24	58	59,086
Government National Mortgage Assoc.		3.125%	(c)	11/20/29	153	157,451
Government National Mortgage Assoc.		3.375%	(c)	05/20/24-06/20/26	234	241,368

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $77,100,121)						75,342,768

U.S. TREASURY OBLIGATIONS — 11.5%
U.S. Treasury Notes(h)		0.50%		11/30/12	20,000	19,974,220
U.S. Treasury Notes		2.75%		02/15/19	11,200	11,055,621
U.S. Treasury Notes(k)		3.125%		05/15/19	49,100	49,617,858
U.S. Treasury Notes(h)(k)		3.625%		08/15/19	29,300	30,609,358

TOTAL U.S. TREASURY OBLIGATIONS (cost $110,785,361)						111,257,057

TOTAL LONG-TERM INVESTMENTS (cost $1,028,588,396)						1,014,483,132

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SHORT-TERM INVESTMENTS — 0.2%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS(h)(n)
U.S. Treasury Bills	0.184%	06/09/11	$340	$339,755
U.S. Treasury Bills	0.217%	01/13/11	140	139,996

TOTAL U.S. TREASURY OBLIGATIONS (cost $479,721)				479,751

			Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 0.1%
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $1,190,932)(w)			1,190,932	1,190,932

			Principal Amount (000)#
REPURCHASE AGREEMENT(m) — 0.1%
Morgan Stanley & Co., Inc., 0.29%, dated 12/31/10, due 01/03/11 in the amount of $700,017 (cost $700,000)			$700	700,000

TOTAL SHORT-TERM INVESTMENTS (cost $2,370,653)				2,370,683

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 105.0% (cost $1,030,959,049)				1,016,853,815

OPTIONS WRITTEN* — (0.2)%	Counterparty		Notional Amount (000)#
Call Options
10 Year U.S. Treasury Note Futures, expiring 01/21/11, Strike Price $123.00			24,800	(38,750)

Put Options — (0.2)%
10 Year U.S. Treasury Note Futures, expiring 01/21/11, Strike price $118.00			24,800	(62,000)
Interest Rate Swap Options,
Pay a fixed rate of 2.75% and receive a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland		10,000	(151,030)
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group		3,000	(37,878)
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland		16,000	(202,013)
Pay a fixed rate of 2.25% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Citigroup Global Markets		3,000	(40,648)
Pay a fixed rate of 2.25% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Morgan Stanley		44,500	(602,948)
Pay a fixed rate of 2.25% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland		34,800	(471,519)

				(1,568,036)

TOTAL OPTIONS WRITTEN (premiums received $1,085,972)				(1,606,786)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN(o) — 104.8% (cost $1,029,873,077)				1,015,247,029
Other liabilities in excess of other assets(x) — (4.8)%				(46,807,983)

NET ASSETS — 100.0%				$968,439,046

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FDIC	Federal Deposit Insurance Corp.
FHLMC	Federal Home Loan Mortgage Corporation
FSB	Federal Savings Bank
IO	Interest Only
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
SGD	Singapore Dollar
ZAR	South African Rand

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2010.

(d)	Standard & Poor’s rating.

(g)	Indicates a security or securities that have been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(o)	As of December 31, 2010, one security representing $52,405 and 0.0% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(m)	Repurchase agreement is collateralized by United States Treasuries.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(x)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, interest rate and credit default swap agreements as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 01/28/11	Citigroup Global Markets	AUD	3,900	$3,870,781	$3,973,743	$102,962
Expiring 01/28/11	Credit Suisse First Boston Corp.	AUD	1,366	1,298,804	1,391,829	93,025
Expiring 01/28/11	Royal Bank of Scotland	AUD	1,366	1,300,315	1,391,829	91,514
British Pound, Expiring 03/21/11	Hong Kong & Shanghai Bank	GBP	712	1,101,663	1,109,371	7,708
Canadian Dollar, Expiring 02/17/11	Hong Kong & Shanghai Bank	CAD	1,261	1,245,457	1,266,996	21,539
Chilean Peso, Expiring 01/12/11	JPMorgan Chase	CLP	157,845	320,954	336,945	15,991
Expiring 06/03/11	Deutsche Bank	CLP	157,845	321,150	332,820	11,670
Chinese Yuan, Expiring 04/07/11	Barclays Capital Group	CNY	3,387	517,000	513,937	(3,063)
Expiring 04/07/11	Credit Suisse First Boston Corp.	CNY	59,558	9,000,000	9,037,084	37,084
Expiring 09/14/11	Barclays Capital Group	CNY	48,315	7,300,000	7,357,315	57,315
Expiring 11/15/11	Barclays Capital Group	CNY	6,668	1,026,162	1,017,043	(9,119)
Expiring 11/15/11	Barclays Capital Group	CNY	2,098	326,537	319,999	(6,538)
Expiring 11/15/11	JPMorgan Chase	CNY	5,154	802,429	786,118	(16,311)
Expiring 11/15/11	JPMorgan Chase	CNY	2,667	414,460	406,731	(7,729)
Expiring 11/15/11	Royal Bank of Scotland	CNY	5,949	919,342	907,386	(11,956)
Danish Krone, Expiring 02/07/11	Barclays Capital Group	DKK	881	155,769	157,924	2,155
Euro, Expiring 01/25/11	Hong Kong & Shanghai Bank	EUR	352	463,130	470,360	7,230
Indian Rupee, Expiring 03/09/11	Citigroup Global Markets	INR	218,640	4,800,000	4,828,853	28,853
Indonesian Rupiah, Expiring 10/31/11	Citigroup Global Markets	IDR	44,736,000	4,800,000	4,725,967	(74,033)
Malaysian Ringgit, Expiring 02/07/11	Citigroup Global Markets	MYR	15,065	4,800,000	4,872,606	72,606
Mexican Peso, Expiring 02/22/11	Barclays Capital Group	MXN	104,437	7,893,952	8,424,178	530,226
Expiring 02/22/11	Hong Kong & Shanghai Bank	MXN	6,306	500,000	508,639	8,639
Norwegian Krone, Expiring 02/07/11	Citigroup Global Markets	NOK	113,397	18,960,220	19,397,009	436,789
Singapore Dollar, Expiring 03/09/11	Barclays Capital Group	SGD	12,472	9,570,000	9,718,533	148,533
Expiring 03/09/11	Deutsche Bank	SGD	101	75,279	78,410	3,131
Expiring 03/09/11	JPMorgan Chase	SGD	30	22,260	23,378	1,118
Expiring 03/09/11	Royal Bank of Scotland	SGD	50	37,121	38,963	1,842
South African Rand, Expiring 01/28/11	Hong Kong & Shanghai Bank	ZAR	10,130	1,445,344	1,531,109	85,765

				$83,288,129	$84,925,075	$1,636,946

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 01/28/11	Citigroup Global Markets	AUD	1,366	$1,323,426	$1,391,829	$(68,403)
Brazilian Real, Expiring 02/02/11	Hong Kong & Shanghai Bank	BRL	2,418	1,387,748	1,445,467	(57,719)
Expiring 03/02/11	Citigroup Global Markets	BRL	5,726	3,357,523	3,403,407	(45,884)
British Pound, Expiring 03/21/11	Royal Bank of Canada	GBP	735	1,148,993	1,145,208	3,785
Canadian Dollar, Expiring 01/20/11	Citigroup Global Markets	CAD	4,900	4,860,981	4,926,191	(65,210)
Expiring 02/17/11	Deutsche Bank	CAD	3,913	3,885,105	3,931,607	(46,502)
Chilean Peso, Expiring 01/12/11	Deutsche Bank	CLP	157,845	324,450	336,945	(12,495)
Danish Krone, Expiring 02/07/11	Citigroup Global Markets	DKK	2,100	373,434	376,436	(3,002)
Expiring 01/03/12	Citigroup Global Markets	DKK	20,110	3,525,649	3,600,451	(74,802)
Expiring 01/03/12	JPMorgan Chase	DKK	51,242	8,939,793	9,174,440	(234,647)
Euro, Expiring 01/25/11	Barclays Capital Group	EUR	1,513	1,985,000	2,021,747	(36,747)
Expiring 01/25/11	Citigroup Global Markets	EUR	14,010	18,560,042	18,720,874	(160,832)
Expiring 01/25/11	Citigroup Global Markets	EUR	2,584	3,592,678	3,452,872	139,806
Japanese Yen, Expiring 01/14/11	Goldman Sachs & Co.	JPY	800,000	9,609,506	9,855,059	(245,553)
Mexican Peso, Expiring 02/22/11	Hong Kong & Shanghai Bank	MXN	109,507	8,800,000	8,833,156	(33,156)
Singapore Dollar, Expiring 03/09/11	Barclays Capital Group	SGD	181	135,338	140,750	(5,412)
South African Rand, Expiring 01/28/11	Barclays Capital Group	ZAR	9,893	1,440,000	1,495,400	(55,400)

				$73,249,666	$74,251,839	$(1,002,173)

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
UBS AG(1)	06/15/12	AUD	62,200	4.50%	3 month Australian Bank Bill rate	$(561,296)	$(87,674)	$(473,622)
Barclays Bank PLC(1)	01/02/12	BRL	152,200	10.84%	Brazilian interbank lending rate	828,998	324,244	504,754

						$267,702	$236,570	$31,132

(1)	Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at December 31, 2010(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1)
Barclays Bank PLC	06/20/12	$6,900	5.00%	General Electric Capital Corp., 5.625%, due 09/15/17	0.718%	$445,081	$61,370	$383,711
Citigroup, Inc.	06/20/11	1,000	1.00%	Metlife, Inc., 5.00%, due 06/15/15	0.587%	2,471	(5,808)	8,279
Citigroup, Inc.	06/20/11	3,000	1.00%	Republic of Italy, 6.875%, due 09/27/23	1.605%	(6,947)	2,017	(8,964)
Credit Suisse International	12/20/11	2,700	1.00%	Abu Dhabi Govt., 5.50%, due 04/08/14	0.247%	18,201	11,696	6,505
Deutsche Bank AG	12/20/11	3,900	1.00%	Abu Dhabi Govt., 5.50%, due 04/08/14	0.247%	26,291	16,988	9,303
Deutsche Bank AG	12/20/11	7,000	1.00%	BHP Billiton Finances, 7.25%, due 03/01/16	0.399%	43,834	33,915	9,919
Deutsche Bank AG	09/20/11	100	5.00%	BP Capital Markets America, 4.20%, due 06/15/18	0.229%	3,692	(1,558)	5,250
Goldman Sachs Capital Markets, L.P.	06/20/15	1,400	5.00%	BP Capital Markets America, 4.20%, due 06/15/18	0.846%	254,021	38,018	216,003
Goldman Sachs Capital Markets, L.P.	06/20/15	1,950	5.00%	BP Capital Markets America, 4.20%, due 06/15/18	0.846%	353,815	27,634	326,181
Goldman Sachs Capital Markets, L.P.	06/20/15	700	5.00%	BP Capital Markets America, 4.20%, due 06/15/18	0.846%	126,913	(19,818)	146,731
HSBC Bank USA, N.A.	12/20/11	1,700	1.00%	General Electric Capital Corp., 5.625%, due 09/15/17	0.600%	7,398	(2,965)	10,363
Merrill Lynch & Co., Inc.	09/20/12	10,000	0.80%	Morgan Stanley, 6.60%, due 04/01/12	1.030%	(36,843)	—	(36,843)
Morgan Stanley Capital Services, Inc.	09/20/12	500	1.00%	Petrobras Intl. Finance Corp., 8.375%, due 12/10/18	1.040%	(1,246)	(2,606)	1,360

						$1,236,681	$158,883	$1,077,798

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio entered into credit default swap agreements on corporate issues and sovereign issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Counterparty	Termination Date	Notional Amount (000)(3)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit default swaps—Buy Protection(2)
Deutsche Bank AG	06/20/11	$4,000	5.00%	Ford Motor Credit Co. LLC, 7.25%, due 10/25/11	$(86,548)	$(35,830)	$(50,718)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$38,110,705	$7,621,586
Bank Loans	—	2,700,617	—
Commercial Mortgage-Backed Securities	—	17,091,619	—
Convertible Bond	—	9,655,956	—
Corporate Obligations	—	598,707,753	—
Foreign Government Bonds	—	35,363,534	—
Municipal Bonds	—	5,625,245	—
Residential Mortgage-Backed Securities	—	82,227,929	52,405
U.S. Government Agency Obligations	—	30,725,958	—
U.S. Government Mortgage-Backed Obligations	—	75,342,768	—
U.S. Treasury Obligations	—	111,736,808	—
Repurchase Agreement	—	700,000	—
Affiliated Money Market Mutual Fund	1,190,932	—	—
Options Written	—	(1,606,786)
Other Financial Instruments*
Foreign Forward Currency Contracts	—	634,773	—
Interest Rate Swaps	—	31,132	—
Credit Default Swaps	—	1,027,080	—

Total	$1,190,932	$1,008,075,091	$7,673,991

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities	Residential Mortgage-Backed Securities
Balance as of 12/31/09	$—	$—
Accrued discounts/premiums	(2,198,518)	—
Realized gain (loss)	33,473	—
Change in unrealized appreciation (depreciation)**	272,530	50,200
Purchases	9,514,101	2,205
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/10	$7,621,586	$52,405

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

**	Of which, $322,730 was included in Net Assets relating to securities held at the reporting period end.

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Financial – Bank & Trust	24.0%
Financial Services	19.6
U.S. Treasury Obligations	11.5
Residential Mortgage-Backed Securities	8.5
U.S. Government Mortgage-Backed Securities	7.8
Asset-Backed Securities	4.7
Foreign Government Bonds	3.7
U.S. Government Agency Obligations	3.2
Oil & Gas	2.9
Telecommunications	2.8
Pipelines	1.9
Commercial Mortgage-Backed Securities	1.8
Electric	1.7
Savings & Loan	1.5
Insurance	1.4
Beverages	1.1
Automobile Manufacturers	1.0
Food	1.0
Biotechnology	0.9
Investment Companies	0.6
Municipal Bonds	0.6
Media	0.5
Paper & Forest Products	0.5
Pharmaceuticals	0.4
Chemicals	0.4
Bank Loans	0.3
Airlines	0.2
Electronic Components & Equipment	0.2
Affiliated Money Market Mutual Fund	0.1
Metals & Mining	0.1
Repurchase Agreements	0.1

105.0
Options Written	(0.2)
Other liabilities in excess of other assets	(4.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	Unrealized appreciation on swap agreements	$504,754	Unrealized depreciation on swap agreements	$473,622
Interest rate contracts	Premiums paid for swap agreements	324,244	Premiums received for swap agreements	87,674
Interest rate contracts	—	—	Written options outstanding, at value	1,606,786
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	1,909,286	Unrealized depreciation on foreign currency forward contracts	1,274,513
Credit contracts	Unrealized appreciation on swap agreements	1,123,605	Unrealized depreciation on swap agreements	96,525
Credit contracts	Premiums paid for swap agreements	191,638	Premiums received for swap agreements	68,585

Total		$4,053,527		$3,607,705

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$347	$222,429	$2,834,236	$555,644	$—	$3,612,656
Foreign exchange contracts	—	—	96,455	—	693,271	789,726
Credit contracts	—	—	—	726,641	—	726,641

Total	$347	$222,429	$2,930,691	$1,282,285	$693,271	$5,129,023

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts		$110,515	$(570,350)	$856,445	$—	$396,610
Foreign exchange contracts		—	—	—	345,378	345,378
Credit contracts		—	—	358,798	—	358,798

Total		$110,515	$(570,350)	$1,215,243	$345,378	$1,100,786

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Written Options(1)	Futures Contracts – Long Positions(2)	Futures Contracts – Short Positions(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)	Interest Rate Swap Agreements(5)	Credit Default Swap Agreements – Buy Protection(5)	Credit Default Swap Agreements – Sell Protection(5)
$1,484,171	$121,821,779	$1,553,602	$42,639,881	$39,052,410	$188,813,910	$3,200,000	$39,290,000

(1)	Premium Received.

(2)	Value at Trade Date.

(3)	Value at Settlement Date Payable.

(4)	Value at Settlement Date Receivable.

(5)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,029,768,117)	$1,015,662,883
Affiliated investments (cost $1,190,932)	1,190,932
Foreign currency, at value (cost $144,805)	148,996
Receivable for investments sold	48,917,382
Receivable for fund share sold	21,601,457
Dividends and interest receivable	7,095,718
Unrealized appreciation on foreign currency forward contracts	1,909,286
Unrealized appreciation on swap agreements	1,628,359
Premiums paid for swap agreements	515,882
Prepaid expenses	17,442

Total Assets	1,098,688,337

LIABILITIES:
Payable for investments purchased	122,798,587
Due to broker	3,320,000
Written options, at value (premiums received $1,085,972)	1,606,786
Unrealized depreciation on foreign currency forward contracts	1,274,513
Unrealized depreciation on swap agreements	570,147
Advisory fees payable	233,891
Payable to custodian	163,904
Premiums received for swap agreements	156,259
Accrued expenses and other liabilities	119,323
Shareholder servicing fees payable	4,851
Affiliated transfer agent fee payable	542
Payable for fund share repurchased	488

Total Liabilities	130,249,291

NET ASSETS	$968,439,046

Net assets were comprised of:
Paid-in capital	$950,802,082
Retained earnings	17,636,964

Net assets, December 31, 2010	$968,439,046

Net asset value and redemption price per share, $968,439,046 / 91,526,401 outstanding shares of beneficial interest	$10.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$17,792,113
Unaffiliated dividend income (net of $5 foreign withholding tax)	97,871
Affiliated dividend income	6,322

17,896,306

EXPENSES
Advisory fees	6,421,818
Shareholder servicing fees and expenses	987,972
Custodian and accounting fees	226,000
Interest expense	135,847
Audit fee	50,000
Trustees’ fees	19,000
Insurance expenses	13,000
Shareholders’ reports	9,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Commitment fee on syndicated credit agreement	8,000
Miscellaneous	11,231

Total expenses	7,899,868
Less: shareholder servicing fee waiver	(72,594)

Net expenses	7,827,274

NET INVESTMENT INCOME	10,069,032

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	14,324,470
Futures transactions	222,429
Short sale transactions	(1,009,507)
Options written transactions	2,930,691
Swap agreement transactions	1,282,285
Foreign currency transactions	709,777

18,460,145

Net change in unrealized appreciation (depreciation) on:
Investments	9,961,051
Futures	110,515
Short sales	(874,410)
Foreign currencies	517,807
Options written	(570,350)
Swap agreements	1,215,243

10,359,856

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	28,820,001

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,889,033

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$10,069,032	$24,606,602
Net realized gain on investment and foreign currency transactions	18,460,145	1,462,570
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	10,359,856	57,486,877

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	38,889,033	83,556,049

DISTRIBUTIONS	(26,069,412)	(102,395,434)

FUND SHARE TRANSACTIONS:
Fund share sold [19,442,316 and 39,400,444 shares, respectively]	205,790,735	414,730,077
Fund share issued in reinvestment of distributions [2,513,926 and 10,270,355 shares, respectively]	26,069,412	102,395,434
Fund share repurchased [29,315,051 and 22,248,868 shares, respectively]	(310,124,156)	(240,059,242)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(78,264,009)	277,066,269

TOTAL INCREASE (DECREASE) IN NET ASSETS	(65,444,388)	258,226,884
NET ASSETS:
Beginning of year	1,033,883,434	775,656,550

End of year	$968,439,046	$1,033,883,434

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 116.9% ASSET-BACKED SECURITIES — 0.8%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

ACE Securities Corp., Series 2006-HE4, Class A2A	Caa3	0.321%	(c)	10/25/36		$562	$197,765
ACE Securities Corp., Series 2006-NC3, Class A2A	B3	0.311%	(c)	12/25/36		354	340,358
Ally Auto Receivables Trust, Series 2009-A, Class A2, 144A	AAA(d)	1.32%		03/15/12		773	774,452
Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A1	Aaa	0.536%	(c)	09/25/34		1,715	1,559,283
BA Credit Card Trust, Series 2008-A5, Class A5	Aaa	1.46%	(c)	12/16/13		5,400	5,428,767
Bear Stearns Asset Backed Securities Trust, Series 2006-AQ1, Class 2A1	B3	0.341%	(c)	10/25/36		469	439,603
Bear Stearns Asset Backed Securities Trust, Series 2007-HE5, Class 1A1	Baa2	0.351%	(c)	06/25/47		1,206	1,160,666
BNC Mortgage Loan Trust, Series 2007-2, Class A2	Ba2	0.361%	(c)	05/25/37		6,006	5,601,441
Centurion CDO VII Ltd., Series 2004-7A, Class A1A, 144A	Aaa	0.657%	(c)	01/30/16		9,446	8,956,800
Countrywide Asset-Backed Certificates, Series 2006-15, Class A1	Aaa	0.371%	(c)	10/25/46		84	83,991
Countrywide Asset-Backed Certificates, Series 2006-22, Class 2A1	Baa2	0.311%	(c)	05/25/47		199	197,826
Countrywide Asset-Backed Certificates, Series 2006-23, Class 2A1	Aa2	0.311%	(c)	05/25/37		895	889,899
Countrywide Asset-Backed Certificates, Series 2006-25, Class 2A1	A2	0.331%	(c)	06/25/47		553	543,881
Countrywide Asset-Backed Certificates, Series 2006-26, Class 2A1	A2	0.341%	(c)	06/25/37		180	178,869
Countrywide Asset-Backed Certificates, Series 2006-SD1, Class A1, 144A	AAA(d)	0.421%	(c)	02/25/36		13	13,320
Countrywide Asset-Backed Certificates, Series 2007-6, Class 2A1	Ba2	0.361%	(c)	09/25/37		3,213	3,088,582
Countrywide Asset-Backed Certificates, Series 2007-7, Class 2A1	Baa3	0.341%	(c)	10/25/47		2,795	2,755,824
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A1	Caa1	0.321%	(c)	11/25/36		695	611,410
EMC Mortgage Loan Trust, Series 2001-A, Class A, 144A	Aaa	0.631%	(c)	05/25/40		2,918	2,369,709
Fannie Mae Grantor Trust, Series 2002-T10, Class A1	Aaa	0.501%	(c)	06/25/32		2,160	2,130,119
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3	Aaa	0.311%	(c)	11/25/36		711	704,684
First NLC Trust, Series 2007-1, Class A1, 144A	Caa2	0.331%	(c)	08/25/37		7,466	5,094,999
Ford Credit Auto Owner Trust, Series 2009-D, Class A2	Aaa	1.21%		01/15/12		707	706,818
Fremont Home Loan Trust, Series 2006-E, Class 2A1	Caa2	0.321%	(c)	01/25/37		547	502,819
GE-WMC Mortgage Securities LLC, Series 2006-1, Class A2A	Ca	0.301%	(c)	08/25/36		72	28,722
Household Home Equity Loan Trust, Series 2005-1, Class A	Aaa	0.551%	(c)	01/20/34		5,570	5,080,606
HSI Asset Securitization Corp. Trust, Series 2006-HE2, Class 2A1	Caa2	0.311%	(c)	12/25/36		203	199,767
JPMorgan Mortgage Acquisition Corp., Series 2006-CH2, Class AV2	Ba1	0.311%	(c)	10/25/36		4,450	4,318,750
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A2	Ba2	0.341%	(c)	03/25/37		1,894	1,778,329
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV1	Caa1	0.321%	(c)	03/25/47		2,619	2,044,808
Lehman XS Trust, Series 2006-14N, Class 1A2	Ca	0.501%	(c)	09/25/46		664	105,935
Lehman XS Trust, Series 2006-16N, Class A4B	C	0.501%	(c)	11/25/46		688	159,863
Lehman XS Trust, Series 2006-GP2, Class 3A2	C	0.491%	(c)	06/25/46		427	42,620
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	Aaa	0.541%	(c)	10/25/34		127	104,648
Magnolia Funding Ltd., Series 2010-1A, Class A1, 144A	AAA(d)	3.00%		04/20/17	EUR	5,081	6,732,055
MASTR Asset Backed Securities Trust, Series 2006-HE5, Class A1	A3	0.321%	(c)	11/25/36		24	23,474
MASTR Asset Backed Securities Trust, Series 2007-HE1, Class A1	Ba1	0.341%	(c)	05/25/37		1,182	1,140,271
Morgan Stanley ABS Capital I, Series 2006-NC5, Class A2A	Aaa	0.301%	(c)	10/25/36		69	68,886

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A1	Caa2	0.311%	(c)	11/25/36	$15	$15,132
Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A6A	Caa3	5.726%		10/25/36	557	316,968
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A3	Ca	0.621%	(c)	04/25/37	1,444	714,930
Park Place Securities, Inc., Series 2004-MCW1, Class A1	Aaa	0.573%	(c)	10/25/34	1,320	1,300,478
Residential Asset Securities Corp., Series 2007-KS2, Class AI1	Baa2	0.331%	(c)	02/25/37	1,182	1,162,193
Residential Asset Securities Corp., Series 2007-KS3, Class AI1	Ba2	0.371%	(c)	04/25/37	1,505	1,475,597
Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1, Class A2A	Ca	0.321%	(c)	12/25/36	172	65,354
SLM Student Loan Trust, Series 2006-6, Class A1	Aaa	0.278%	(c)	10/25/18	2,149	2,147,465
SLM Student Loan Trust, Series 2010-C, Class A2, 144A	Aaa	2.91%	(c)	12/16/19	2,200	2,199,993
Soundview Home Equity Loan Trust, Series 2006-NLC1, Class A1, 144A	Caa3	0.321%	(c)	11/25/36	271	97,916
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1	Baa2	0.341%	(c)	06/25/37	2,877	2,585,102
Soundview Home Equity Loan Trust, Series 2007-OPT5, Class 2A1	Aa1	1.061%	(c)	10/25/37	303	301,586
Structured Asset Securities Corp., Series 2006-BC3, Class A2	Aaa	0.311%	(c)	10/25/36	1,113	1,108,401

TOTAL ASSET-BACKED SECURITIES (cost $87,343,373)						79,651,734

BANK LOANS(c)(g) — 0.4%
American General Finance Corp., Term Loan	B2	7.25%		04/21/15	8,400	8,510,250
CIT Group, Inc., Term	B1	6.25%		08/11/15	71	72,808
CIT Group, Inc., Term	B1	6.25%		08/11/15	130	132,585
CIT Group, Inc., Term	B1	6.25%		08/11/15	130	132,585
CIT Group, Inc., Term	B1	6.25%		08/11/15	143	145,617
CIT Group, Inc., Term	B1	6.25%		08/11/15	180	183,062
CIT Group, Inc., Term	B1	6.25%		08/11/15	213	217,336
CIT Group, Inc., Term	B1	6.25%		08/11/15	233	237,676
CIT Group, Inc., Term	B1	6.25%		08/11/15	546	556,340
CIT Group, Inc., Term	B1	6.25%		08/11/15	549	559,356
Ford Motor Co.	Baa3	3.03%		12/15/13	8,450	8,408,874
HCA, Inc.	Ba3	1.553%		11/17/12	3,000	2,952,189
Petroleum Export, Term B	NR	5.00%		12/20/12	14,200	14,129,000

TOTAL BANK LOANS (cost $36,088,908)						36,237,678

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 144A	NR	2.01%	(c)	11/15/15	2,592	2,311,272
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4	AAA(d)	5.201%		12/11/38	24,597	25,981,280
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4	Aaa	5.331%		02/11/44	400	410,717
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4	AAA(d)	5.471%	(c)	01/12/45	1,100	1,174,015
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4	Aaa	5.306%		12/10/46	3,300	3,441,854
Government Lease Trust, Series 1999-C1A, Class B2, 144A	AAA(d)	4.00%		05/18/11	1,500	1,514,620
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4	Aaa	4.799%	(c)	08/10/42	200	211,124

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4	Aaa	5.444%		03/10/39	$800	$842,863
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A4	Aaa	5.882%	(c)	02/15/51	1,100	1,164,630
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3	Aaa	5.42%		01/15/49	600	624,038
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3, 144A	AAA(d)	4.07%		11/15/43	13,800	13,227,524
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3	A(d)	5.866%	(c)	09/15/45	20,000	21,044,502
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4	Aaa	5.485%	(c)	03/12/51	2,300	2,345,032
Merrill Lynch Floating Trust, Series 2006-1, Class A1, 144A	Aaa	0.33%	(c)	06/15/22	811	786,652
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A	Aaa	0.802%	(c)	07/09/21	13,897	13,416,769
Morgan Stanley Capital I, Series 2007-IQ13, Class A4	A-(d)	5.364%		03/15/44	14,100	14,544,801
Morgan Stanley Capital I, Series 2007-IQ16, Class A4	A+(d)	5.809%		12/12/49	200	213,705
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4A, 144A	Aaa	5.807%	(c)	08/12/45	900	962,322

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $94,194,705)						104,217,720

CORPORATE BONDS — 25.1%
Agriculture
Altria Group, Inc., Gtd. Notes	Baa1	9.25%		08/06/19	600	783,024
Altria Group, Inc., Gtd. Notes	Baa1	9.70%		11/10/18	1,100	1,451,149

						2,234,173

Airlines
UAL 1991 Pass-Through Trust AB, Pass-Through Certificates(g)(i)	NR	10.02%		03/22/14	564	243,234

Automobile Manufacturers
Daimler Finance North America LLC, Gtd. Notes	A3	7.75%		01/18/11	3,000	3,006,879

Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa2	4.125%		01/15/15	24,100	25,382,529
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	Baa2	5.375%		01/15/20	24,100	26,114,471

						51,497,000

Biotechnology — 0.3%
Amgen, Inc., Sr. Unsec’d. Notes	A3	6.15%		06/01/18	24,800	28,923,198

Chemicals — 0.3%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	4.85%		08/15/12	28,700	30,254,937
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	6.00%		10/01/12	2,800	3,016,524

						33,271,461

Diversified
General Electric Co., Sr. Unsec’d. Notes	Aa2	5.25%		12/06/17	3,800	4,104,357

Diversified Financial Services — 0.2%
Gazprom Via White Nights Finance BV, Sec’d. Notes (Netherlands)	Baa1	10.50%		03/08/14	6,500	7,783,100
Gazprom Via White Nights Finance BV, Sec’d. Notes (Netherlands)	Baa1	10.50%		03/25/14	500	598,225
Odebrecht Drilling Norbe VIII/IX Ltd., Sr. Sec’d. Notes, 144A (Cayman Islands)	Baa3	6.35%		06/30/21	2,900	3,016,000

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Diversified Financial Services (cont’d.)
Vnesheconombank Via VEB Finance Ltd., Bank Gtd. Notes, 144A (Ireland)(g)	Baa1	5.45%		11/22/17		$3,100	$2,968,794

							14,366,119

Electric — 0.2%
Ameren Illinois Co., Sr. Sec’d. Notes	Baa1	6.25%		04/01/18		14,300	15,703,414

Financial – Bank & Trust — 8.3%
American Express Bank FSB, Sr. Unsec’d. Notes	A2	5.50%		04/16/13		5,100	5,496,744
American Express Bank FSB, Sr. Unsec’d. Notes	A2	6.00%		09/13/17		500	557,201
American Express Centurion Bank, Notes	A2	6.00%		09/13/17		500	557,201
American Express Co., Sr. Unsec’d. Notes	A3	6.15%		08/28/17		3,700	4,170,681
American Express Co., Sr. Unsec’d. Notes	A3	7.25%		05/20/14		10,000	11,392,290
ANZ National International Ltd., Bank Gtd. Notes, 144A (New Zealand)	Aa2	6.20%		07/19/13		11,500	12,661,178
Banco Santander Chile, Sr. Unsec’d. Notes, 144A (Chile)	Aa3	1.539%	(c)	04/20/12		14,300	14,294,666
Bank of America Corp., Sr. Unsec’d. Notes	A2	6.00%		09/01/17		2,000	2,096,010
Bank of America Corp., Sub. Notes	A3	0.616%	(c)	08/15/16		1,900	1,668,550
Bank of America Corp., Unsec’d. Notes	A2	6.50%		08/01/16		28,700	31,142,169
Bank of America NA, Sub. Notes	A1	6.00%		10/15/36		1,900	1,793,028
Bank of China Hong Kong Ltd., Sub. Notes, 144A (Hong Kong)	A1	5.55%		02/11/20		2,900	3,024,573
Bank of Montreal, Covered Bonds, 144A (Canada)	Aaa	2.85%		06/09/15		5,400	5,485,282
Bank of Nova Scotia, Covered Bonds, 144A (Canada)	Aaa	1.65%		10/29/15		6,300	6,054,320
Barclays Bank PLC, Sr. Unsec’d. Notes (United Kingdom)	Aa3	5.00%		09/22/16		31,200	33,114,120
Barclays Bank PLC, Sr. Unsec’d. Notes (United Kingdom)	Aa3	5.45%		09/12/12		63,200	67,729,734
Barclays Bank PLC, Sub. Notes, 144A (United Kingdom)	Baa1	10.179%		06/12/21		11,760	14,644,258
BPCE SA, Sr. Unsec’d. Notes, 144A (France)	Aa3	2.375%		10/04/13		2,500	2,490,681
China Development Bank Corp., Sr. Unsec’d. Notes (China)	Aa3	5.00%		10/15/15		100	108,230
Cie de Financement Foncier, Covered Bonds, 144A (France)	Aaa	2.125%		04/22/13		4,000	4,034,036
Citibank NA, FDIC Gtd. Notes	Aaa	1.75%		12/28/12		9,200	9,386,153
Credit Agricole SA, Jr. Sub. Notes, 144A (France)	A3	8.375%	(c)	10/29/49		44,500	45,723,750
Danske Bank A/S, Gov’t. Liquid Gtd. Notes, 144A (Denmark)	Aaa	2.50%		05/10/12		6,100	6,248,706
DBS Bank Ltd., Sub. Notes, 144A (Singapore)	Aa2	0.504%	(c)	05/16/17		1,000	977,205
Deutsche Bank AG, Sr. Unsec’d. Notes (Germany)	Aa3	6.00%		09/01/17		15,900	17,811,641
Deutsche Bank AG, Sr. Unsec’d. Notes, MTN (Germany)	Aa3	4.875%		05/20/13		1,000	1,072,229
Dexia Credit Local SA, Gov’t. Liquid Gtd. Notes, 144A (France)	Aa1	0.768%	(c)	04/29/14		26,900	26,794,955
Export-Import Bank of China, Unsec’d. Notes, 144A (China)	Aa3	4.875%		07/21/15		600	645,049
Export-Import Bank of Korea, Sr. Unsec’d. Notes (South Korea)	A1	4.00%		01/29/21		2,800	2,615,729
Export-Import Bank of Korea, Sr. Unsec’d. Notes (South Korea)	A1	5.125%		06/29/20		4,200	4,324,593
Fifth Third Bancorp, Sub. Notes	Baa2	8.25%		03/01/38		4,200	4,833,566
HSBC Holdings PLC, Sub. Notes (United Kingdom)	A1	6.50%		05/02/36		5,100	5,324,803
HSBC Holdings PLC, Sub. Notes (United Kingdom)	A1	6.50%		09/15/37		3,700	3,874,788
ING Bank NV, Sr. Unsec’d. Notes, 144A (Netherlands)	Aa3	1.103%	(c)	03/30/12		70,000	69,758,150
Itau Unibanco Holding SA, Sub. Notes, 144A (Brazil)	Baa2	6.20%		04/15/20		29,600	30,377,993
LeasePlan Corp. NV, Gov’t. Liquid Gtd. Notes, MTN (Netherlands)	Aaa	3.125%		02/10/12	EUR	9,000	12,262,517
Lloyds TSB Bank PLC, Bank Gtd. Notes, 144A, MTN (United Kingdom)	Aa3	5.80%		01/13/20		30,200	29,818,423
Lloyds TSB Bank PLC, Jr. Sub. Notes, 144A (United Kingdom)	Ba1	12.00%	(c)	12/29/49		45,600	49,319,896
Northern Rock Asset Management PLC, Covered Bonds, 144A (United Kingdom)(g)	Aaa	5.625%		06/22/17		42,000	42,845,040
Rabobank Nederland NV, Sr. Unsec’d. Notes (Netherlands)	NR	6.875%		03/19/20	EUR	10,000	12,654,845
RBS Capital Trust I, Bank Gtd. Notes	B3	4.709%		12/29/49		3,200	2,088,000
Resona Bank Ltd., Jr. Sub. Notes, 144A (Japan)	A3	5.85%	(c)	09/29/49		900	899,170

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Financial — Bank & Trust (cont’d.)
Royal Bank of Scotland Group PLC, Jr. Sub. Notes (United Kingdom)	B3	7.64%	(c)	03/29/49		$10,200	$6,783,000
Royal Bank of Scotland PLC (The), Bank Gtd. Notes (United Kingdom)	Aa3	3.95%		09/21/15		8,200	8,060,862
Royal Bank of Scotland PLC (The), Bank Gtd. Notes, 144A (United Kingdom)	Aa3	4.875%		08/25/14		1,300	1,331,421
Royal Bank of Scotland PLC (The), Gov’t. Liquid Gtd. Notes, 144A (United Kingdom)	Aaa	0.686%	(c)	04/08/11		9,900	9,904,089
Royal Bank of Scotland PLC (The), Gov’t. Liquid Gtd. Notes, 144A (United Kingdom)	Aaa	2.625%		05/11/12		2,700	2,763,885
Royal Bank of Scotland PLC (The), Gov’t. Liquid Gtd. Notes, 144A (United Kingdom)	Aaa	3.00%		12/09/11		52,700	53,797,056
Santander US Debt SA Unipersonal, Bank Gtd. Notes, 144A (Spain)	Aa2	1.103%	(c)	03/30/12		52,100	51,494,702
Santander US Debt SA Unipersonal, Bank Gtd. Notes, 144A (Spain)(g)	Aa2	2.991%		10/07/13		25,200	24,456,004
Societe Financement de l’Economie Francaise, Gov’t. Liquid Gtd. Notes, 144A (France)	Aaa	0.489%	(c)	07/16/12		11,000	11,016,720
Societe Financement de l’Economie Francaise, Gov’t. Liquid Gtd. Notes, MTN (France)	Aaa	2.125%		05/20/12	EUR	2,500	3,387,927
State Bank of India, Sr. Unsec’d. Notes, 144A (India)	Baa2	4.50%		07/27/15		7,000	7,141,400
State Street Capital Trust IV, Ltd. Gtd. Notes	A3	1.302%	(c)	06/01/77		1,100	825,470
Union Planters Corp., Sub. Notes	B1	7.75%		03/01/11		7,600	7,670,900
Wachovia Corp., Sr. Unsec’d. Notes	A1	0.419%	(c)	10/15/11		300	300,225
Wachovia Corp., Sr. Unsec’d. Notes, MTN	A1	0.477%	(c)	08/01/13		1,100	1,089,797
Wachovia Corp., Sr. Unsec’d. Notes, MTN	A1	5.50%		05/01/13		900	979,377
Wachovia Corp., Sub. Notes	A2	0.628%	(c)	10/28/15		1,000	945,861
Westpac Banking Corp., Gov’t. Liquid Gtd. Notes, 144A (Australia)	Aaa	0.769%	(c)	07/16/14		6,000	6,027,564
Westpac Banking Corp., Gov’t. Liquid Gtd. Notes, 144A (Australia)	Aaa	3.585%		08/14/14		5,900	6,288,639

							806,437,052

Financial Services — 9.7%
AK Transneft OJSC Via TransCapitalInvest Ltd., Gtd. Notes (Ireland)	Baa1	8.70%		08/07/18		2,200	2,708,750
AK Transneft OJSC Via TransCapitalInvest Ltd., Sec’d. Notes (Ireland)	Baa1	7.70%		08/07/13		1,100	1,222,441
AK Transneft OJSC Via TransCapitalInvest Ltd., Sr. Unsec’d. Notes, 144A (Ireland)	Baa1	8.70%		08/07/18		2,300	2,847,717
Allstate Life Global Funding Trusts, Sr. Sec’d. Notes, MTN	A1	5.375%		04/30/13		6,500	7,078,240
Ally Financial, Inc., FDIC Gtd. Notes	Aaa	2.20%		12/19/12		4,600	4,731,233
Ally Financial, Inc., Gtd. Notes	B3	5.375%		06/06/11		10,000	10,050,000
Ally Financial, Inc., Gtd. Notes	B3	6.00%		12/15/11		7,300	7,482,500
Ally Financial, Inc., Gtd. Notes	B3	6.875%		09/15/11		14,800	15,207,000
Ally Financial, Inc., Gtd. Notes	B3	6.875%		08/28/12		6,400	6,688,000
Ally Financial, Inc., Gtd. Notes	B3	7.00%		02/01/12		22,505	23,292,675
Ally Financial, Inc., Gtd. Notes	B3	7.25%		03/02/11		14,400	14,472,000
Ally Financial, Inc., Gtd. Notes	B3	8.30%		02/12/15		4,300	4,730,000
Ally Financial, Inc., Gtd. Notes, 144A	B3	7.50%		09/15/20		8,100	8,494,875
Ally Financial, Inc., Sr. Unsec’d. Notes	B3	6.00%		12/15/11		1,000	1,018,343
Ally Financial, Inc., Sr. Unsec’d. Notes	B3	6.875%		09/15/11		3,400	3,488,417
Ally Financial, Inc., Sr. Unsec’d. Notes	B3	7.00%		02/01/12		5,000	5,160,365
Ally Financial, Inc., Sr. Unsec’d. Notes	B3	7.25%		03/02/11		1,800	1,811,399
Ally Financial, Inc., Sr. Unsec’d. Notes, MTN	B3	5.375%		06/06/11	EUR	3,000	4,008,927
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A2	5.875%		05/02/13		10,500	11,419,149
American Express Travel Related Services Co., Inc., Sr. Unsec’d. Notes, 144A	A2	5.25%		11/21/11		22,100	22,808,018

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Financial Services (cont’d.)
American General Finance Corp., Sr. Unsec’d. Notes, MTN	B3	0.552%	(c)	12/15/11		$8,000	$7,491,920
American General Finance Corp., Sr. Unsec’d. Notes, MTN	B3	4.00%		03/15/11		9,800	9,726,500
BA Covered Bond Issuer, Covered Bonds, 144A(g)	Aa2	5.50%		06/14/12		10,250	10,785,665
Bank One Capital III, Ltd. Gtd. Notes	A2	8.75%		09/01/30		1,100	1,303,567
C8 Capital SPV Ltd., Notes, 144A (British Virgin Islands)	B-(d)	6.64%	(c)	12/29/49		22,600	15,762,641
Caelus Re Ltd., Notes, 144A (Cayman Islands)(g)	BB(d)	6.544%	(c)	06/07/11		3,200	3,215,680
CIT Group, Inc., Sr. Sec’d. Notes	B3	7.00%		05/01/13		512	521,935
CIT Group, Inc., Sr. Sec’d. Notes	B3	7.00%		05/01/14		1,018	1,027,727
CIT Group, Inc., Sr. Sec’d. Notes	B3	7.00%		05/01/15		1,518	1,521,345
CIT Group, Inc., Sr. Sec’d. Notes	B3	7.00%		05/01/16		529	531,238
CIT Group, Inc., Sr. Sec’d. Notes	B3	7.00%		05/01/17		741	742,805
Citigroup Capital XXI, Gtd. Notes	Ba1	8.30%	(c)	12/21/77		43,000	44,720,000
Citigroup, Inc., Sr. Sub. Notes	Baa1	0.572%	(c)	06/09/16		14,300	12,760,262
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.30%		10/17/12		2,400	2,541,698
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.50%		08/27/12		5,900	6,254,944
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.50%		04/11/13		31,900	33,968,077
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.50%		10/15/14		32,000	34,478,304
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.85%		07/02/13		1,600	1,726,872
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.00%		08/15/17		3,700	4,013,379
Citigroup, Inc., Sr. Unsec’d. Notes	A3	8.125%		07/15/39		7,200	9,159,386
Citigroup, Inc., Sub. Notes	Baa1	5.625%		08/27/12		4,500	4,722,093
Citigroup, Inc., Sub. Notes	Baa1	6.125%		08/25/36		2,100	2,012,235
Citigroup, Inc., Unsec’d. Notes	A3	2.286%	(c)	08/13/13		7,200	7,321,716
Citigroup, Inc., Unsec’d. Notes	A3	8.50%		05/22/19		4,500	5,586,458
Countrywide Financial Corp., Gtd. Notes, MTN	A2	5.80%		06/07/12		2,320	2,440,865
Enel Finance International SA, Gtd. Notes, 144A (Luxembourg)	A2	6.80%		09/15/37		12,800	12,954,854
FCE Bank PLC, Sr. Unsec’d. Notes, MTN (United Kingdom)	Ba2	7.125%		01/16/12	EUR	5,600	7,670,413
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba2	5.625%		09/15/15		12,400	12,839,964
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba2	7.25%		10/25/11		200	206,709
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba2	7.375%		02/01/11		9,600	9,628,694
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba2	7.50%		08/01/12		7,800	8,293,030
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Ba2	7.80%		06/01/12		15,100	16,053,218
General Electric Capital Corp., FDIC Gtd. Notes, MTN	Aaa	2.00%		09/28/12		9,200	9,397,312
General Electric Capital Corp., FDIC Gtd. Notes, MTN	Aaa	2.125%		12/21/12		9,200	9,452,411
General Electric Capital Corp., Sub. Notes	Aa3	6.375%	(c)	11/15/67		33,100	32,769,000
General Electric Capital Corp., Sub. Notes, 144A	Aa3	5.50%	(c)	09/15/67	EUR	33,000	37,924,445
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	1.39%	(c)	05/23/16	EUR	1,000	1,205,305
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.75%		10/01/16		6,000	6,533,430
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.95%		01/18/18		21,700	23,541,961
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.15%		04/01/18		7,200	7,928,590
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.25%		09/01/17		23,700	26,154,159
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	1.393%	(c)	01/30/17	EUR	3,050	3,736,290
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A1	6.375%		05/02/18	EUR	600	859,995
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	5.625%		01/15/17		2,100	2,220,620
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	6.75%		09/01/16		5,400	5,764,500
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	1.425%	(c)	08/15/11	EUR	27,200	35,415,575
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	5.35%		03/01/12		8,186	8,257,627
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	B1	5.30%		05/01/12		12,500	12,640,625
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	B1	5.75%		06/15/11		26,775	26,908,875
JPMorgan Chase & Co., Notes	Aa3	1.053%	(c)	09/30/13		2,200	2,207,062
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.25%		10/15/20		3,800	3,711,270
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	6.00%		01/15/18		5,500	6,142,103
JPMorgan Chase & Co., Sr. Unsec’d. Notes, MTN	Aa3	1.264%	(c)	09/26/13	EUR	1,100	1,433,084
JPMorgan Chase Bank NA, Sub. Notes	Aa2	6.00%		10/01/17		11,800	13,081,032
JPMorgan Chase Capital XX, Ltd. Gtd. Notes	A2	6.55%		09/15/66		1,000	1,005,967
LBG Capital No.1 PLC, Bank Gtd. Notes, 144A (United Kingdom)	NR	8.50%		12/14/49		700	619,132

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Financial Services (cont’d.)
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.52%		12/31/11		$16,490	$3,772,088
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.851%		12/15/24		2,300	526,125
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.878%		04/03/19		2,300	526,125
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.907%	(c)	11/16/24		14,300	3,271,125
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	2.951%	(c)	05/25/20		5,800	1,326,750
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	3.005%	(c)	07/18/11		3,900	892,125
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	3.053%	(c)	11/10/24		3,500	800,625
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	5.625%		01/24/13		6,200	1,519,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	6.20%		09/26/14		2,600	601,250
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	6.875%		05/02/18		3,300	816,750
Merrill Lynch & Co., Inc., Notes, MTN	A2	0.533%	(c)	06/05/12		3,200	3,169,990
Merrill Lynch & Co., Inc., Notes, MTN	A2	0.749%	(c)	01/15/15		10,000	9,465,610
Merrill Lynch & Co., Inc., Notes, MTN	A2	6.875%		04/25/18		7,600	8,317,121
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	6.05%		08/15/12		3,600	3,812,036
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	1.357%	(c)	03/01/13	EUR	6,100	7,786,436
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	1.377%	(c)	04/13/16	EUR	200	239,776
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	1.407%	(c)	01/16/17	EUR	100	117,906
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.95%		12/28/17		3,000	3,174,120
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.25%		08/28/17		20,900	22,512,769
MUFG Capital Finance 5 Ltd., Jr. Sub. Notes (Cayman Islands)	Ba1	6.299%	(c)	01/29/49	GBP	900	1,297,942
Mystic Re Ltd., Notes, 144A (Cayman Islands)(g)	BB-(d)	10.294%	(c)	06/07/11		2,200	2,237,620
SLM Corp., Sr. Unsec’d. Notes	NR	1.356%	(c)	06/17/13	EUR	7,900	9,360,391
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	0.518%	(c)	10/25/11		7,500	7,395,165
SLM Corp., Sr. Unsec’d. Notes, MTN	BBB-(d)	3.125%		09/17/12	EUR	6,500	8,390,188
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	4.875%		12/17/12	GBP	2,400	3,652,932
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	5.125%		08/27/12		1,600	1,633,203
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	5.375%		01/15/13		7,555	7,705,851
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.45%		06/15/18		10,000	10,393,620
Societe Generale, Jr. Sub. Notes (France)	Baa2	7.756%	(c)	05/29/49	EUR	2,600	3,404,915
Societe Generale, Jr. Sub. Notes, 144A (France)	Baa2	5.922%	(c)	04/29/49		18,300	16,163,237
Svenska Handelsbanken AB, Sr. Unsec’d. Notes, 144A (Sweden)	Aa2	1.302%	(c)	09/14/12		34,000	34,130,696
Sydney Airport Finance Co. Pty Ltd., Sr. Sec’d. Notes, 144A (Australia)(g)	Baa2	5.125%		02/22/21		1,500	1,436,833
Temasek Financial I Ltd., Gtd. Notes, 144A (Singapore)	Aaa	4.30%		10/25/19		5,300	5,394,283
TNK-BP Finance SA, Gtd. Notes (Luxembourg)	Baa2	7.875%		03/13/18		5,000	5,669,000
TNK-BP Finance SA, Gtd. Notes, 144A	Baa2	6.125%		03/20/12		1,500	1,567,500
UBS AG, Sr. Unsec’d. Notes, MTN (Switzerland)	Aa3	1.384%	(c)	02/23/12		11,000	11,092,807
UBS AG, Sr. Unsec’d. Notes, MTN (Switzerland)	Aa3	5.75%		04/25/18		5,100	5,542,328
UBS Preferred Funding Trust V, Jr. Sub. Notes	Baa3	6.243%	(c)	05/29/49		8,100	7,776,000
UFJ Finance Aruba AEC, Bank Gtd. Notes (Aruba)	Aa3	6.75%		07/15/13		400	446,042
ZFS Finance USA Trust IV, Jr. Sub. Notes, 144A	Baa1	5.875%	(c)	05/09/62		934	911,351

							947,864,244

Healthcare Services
HCA, Inc., Sec’d. Notes	B2	9.25%		11/15/16		200	213,375

Holding Companies – Diversified
Noble Group Ltd., Bonds, 144A (Bermuda)	Baa3	4.875%		08/05/15		2,500	2,556,250

Hotels & Motels — 0.1%
Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A	Baa2	5.75%		08/15/15		6,900	7,217,034

Insurance — 1.6%
American International Group, Inc., Jr. Sub. Debs.	Baa2	8.175%	(c)	05/15/68		13,600	14,481,402
American International Group, Inc., Jr. Sub. Notes	Baa2	8.625%	(c)	05/22/68	GBP	16,700	25,516,059
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	0.399%	(c)	10/18/11		900	892,902
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	5.05%		10/01/15		800	821,248
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	5.375%		10/18/11		5,020	5,161,755

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Insurance (continued)
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	8.25%		08/15/18		$6,200	$7,142,809
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	0.404%	(c)	03/20/12		4,000	3,905,832
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	4.00%		09/20/11	EUR	6,600	8,804,230
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	4.95%		03/20/12		11,600	11,981,048
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.85%		01/16/18		3,400	3,505,883
Hartford Financial Services Group, Inc., Jr. Sub. Debs	Ba1	8.125%	(c)	06/15/68		3,800	4,037,500
Metropolitan Life Global Funding I, Sr. Sec’d. Notes, 144A	Aa3	0.689%	(c)	07/13/11		48,600	48,655,161
Monumental Global Funding Ltd., Sr. Sec’d. Notes, 144A (Cayman Islands)	A1	5.50%		04/22/13		4,500	4,815,549
Pacific LifeCorp, Sr. Notes, 144A	Baa1	6.00%		02/10/20		2,900	3,047,886
Principal Life Income Funding Trusts, Sr. Sec’d. Notes, MTN	Aa3	5.30%		04/24/13		6,300	6,817,608
Principal Life Income Funding Trusts, Sr. Sec’d. Notes, MTN	Aa3	5.55%		04/27/15		9,100	9,731,167

							159,318,039

Media
Comcast Corp., Gtd. Notes	Baa1	6.45%		03/15/37		1,600	1,709,544

Medical Supplies & Equipment — 0.1%
AstraZeneca PLC, Sr. Unsec’d. Notes (United Kingdom)	A1	5.90%		09/15/17		2,700	3,126,684
AstraZeneca PLC, Sr. Unsec’d. Notes (United Kingdom)	A1	6.45%		09/15/37		2,700	3,205,459

							6,332,143

Metals & Mining — 0.4%
Alcoa, Inc., Sr. Unsec’d. Notes	Baa3	6.15%		08/15/20		8,000	8,215,208
Codelco, Inc., Notes, 144A (Chile)	A1	7.50%		01/15/19		4,600	5,599,750
Codelco, Inc., Unsec’d. Notes, 144A (Chile)	A1	6.15%		10/24/36		700	764,201
CSN Resources SA, Gtd. Notes, 144A (Luxembourg)	Ba1	6.50%		07/21/20		4,300	4,536,500
Gerdau Holdings, Inc., Gtd. Notes, 144A (Brazil)	BBB-(d)	7.00%		01/20/20		14,200	15,620,000
Gerdau Trade, Inc., Gtd. Notes, 144A (British Virgin Islands)	BBB-(d)	5.75%		01/30/21		2,500	2,506,250
Vale Overseas Ltd., Gtd. Notes (Cayman Islands)	Baa2	6.25%		01/23/17		1,200	1,338,126
Vale Overseas Ltd., Gtd. Notes (Cayman Islands)	Baa2	6.875%		11/21/36		1,200	1,319,978

							39,900,013

Oil & Gas — 1.1%
El Paso Corp., Notes, MTN	Ba3	7.75%		01/15/32		4,200	4,177,870
El Paso Corp., Notes, MTN	Ba3	7.80%		08/01/31		850	845,532
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00%		05/15/11		200	203,444
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.875%		06/15/12		9,400	9,903,530
Gazprom OAO Via Morgan Stanley Bank AG, Unsec’d. Notes (Germany)	Baa1	9.625%		03/01/13		400	453,500
Gazprom Via Gaz Capital SA, Sr. Unsec’d. Notes (Luxembourg)	Baa1	9.25%		04/23/19		17,700	21,749,760
Gazprom Via Gaz Capital SA, Sr. Unsec’d. Notes, 144A (Luxembourg)	Baa1	6.212%		11/22/16		1,100	1,166,000
Gazprom Via Gaz Capital SA, Sr. Unsec’d. Notes, 144A (Luxembourg)	Baa1	7.343%		04/11/13		1,900	2,061,500
Gazprom Via Gaz Capital SA, Sr. Unsec’d. Notes, 144A (Luxembourg)	Baa1	8.146%		04/11/18		7,200	8,334,000
Gazprom vis Gazprom International SA, Gtd. Notes (Luxembourg)	BBB+(d)	7.201%		02/01/20		696	739,470
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A	Ba1	6.514%		12/15/12		6,700	7,231,377
Petrobras International Finance Co., Gtd. Notes (Cayman Islands)	Baa1	7.875%		03/15/19		4,800	5,674,416
Petroleos Mexicanos, Gtd. Notes (Mexico)	Baa1	5.50%		01/21/21		20,400	20,655,000
Petroleos Mexicanos, Gtd. Notes (Mexico)	Baa1	6.00%		03/05/20		12,500	13,250,000
Petroleum Export Ltd., Sr. Sec’d. Notes, 144A (Cayman Islands)	Ba1	5.265%		06/15/11		555	554,440
Ras Laffan Liquefied Natural Gas Co. Ltd. II, Bonds (Qatar)(g)	Aa2	5.298%		09/30/20		3,749	3,955,269

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Oil & Gas (continued)
Ras Laffan Liquefied Natural Gas Co. Ltd. II, Sr. Sec’d. Notes, 144A (Qatar)	Aa2	5.298%		09/30/20	$1,538	$1,622,674
Shell International Finance BV, Gtd. Notes (Netherlands)	Aa1	5.50%		03/25/40	4,300	4,606,650
Total Capital SA, Gtd. Notes (France)	Aa1	4.45%		06/24/20	3,000	3,109,584

						110,294,016

Paper & Forest Products — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A	Ba2	7.00%		01/15/15	450	466,875
Georgia-Pacific LLC, Gtd. Notes, 144A	Ba2	7.125%		01/15/17	1,300	1,384,500
Georgia-Pacific LLC, Sr. Unsec’d. Notes	Ba3	7.75%		11/15/29	3,000	3,386,250
Weyerhaeuser Co., Sr. Unsec’d. Notes	Ba1	6.75%		03/15/12	3,500	3,697,544

						8,935,169

Real Estate — 0.2%
WCI Finance LLC/WEA Finance LLC, Gtd. Notes, 144A	A2	5.70%		10/01/16	12,330	13,308,607
WEA Finance LLC/WT Finance Aust Pty Ltd., Gtd. Notes, 144A	A2	6.75%		09/02/19	8,300	9,246,391

						22,554,998

Retail & Merchandising — 0.2%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.50%		07/01/15	20,000	21,798,080

Savings & Loan — 0.1%
Nationwide Building Society, Sr. Unsec’d. Notes, 144A (United Kingdom)	Aa3	6.25%		02/25/20	11,300	11,775,380

Telecommunications — 0.7%
AT&T, Inc., Sr. Unsec’d. Notes	A2	4.95%		01/15/13	1,700	1,822,181
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.30%		01/15/38	1,200	1,265,937
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	2.884%	(c)	05/20/11	38,700	39,087,271
Embarq Corp., Sr. Unsec’d. Notes	Baa3	7.082%		06/01/16	2,100	2,322,407
Qtel International Finance Ltd., Gtd. Notes, 144A (Bermuda)	A2	3.375%		10/14/16	400	384,418
Qtel International Finance Ltd., Gtd. Notes, 144A (Bermuda)	A2	4.75%		02/16/21	900	858,664
Qwest Capital Funding, Inc., Gtd. Notes	Ba3	7.25%		02/15/11	153	153,382
Qwest Corp., Sr. Unsec’d. Notes	Baa3	7.20%		11/10/26	8,950	8,726,250
Telecom Italia Capital SA, Gtd. Notes (Luxembourg)	Baa2	0.899%	(c)	07/18/11	6,900	6,882,840
Verizon Virginia, Inc., Sr. Unsec’d. Notes	Baa1	7.875%		01/15/22	3,000	3,501,060

						65,004,410

Tobacco — 0.1%
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	5.65%		05/16/18	4,200	4,735,181
Reynolds American, Inc., Gtd. Notes	Baa3	7.625%		06/01/16	4,000	4,648,900

						9,384,081

Utilities — 0.9%
Entergy Corp., Sr. Unsec’d. Notes	Baa3	3.625%		09/15/15	14,700	14,539,300
Korea Electric Power Corp., Sr. Unsec’d. Notes, 144A (South Korea)(g)	A1	3.00%		10/05/15	21,200	20,658,005
Majapahit Holding BV, Gtd. Notes (Netherlands)	Ba2	7.25%		06/28/17	4,400	4,982,371
Majapahit Holding BV, Gtd. Notes, 144A (Netherlands)	Ba2	7.75%		01/20/20	5,000	5,762,500
Nisource Finance Corp., Gtd. Notes	Baa3	6.125%		03/01/22	11,300	12,175,264
NRG Energy, Inc., Gtd. Notes, 144A	B1	8.25%		09/01/20	10,200	10,455,000
Public Service Electric & Gas Co., Sec’d. Notes, MTN	A2	5.30%		05/01/18	13,500	15,100,425

						83,672,865

TOTAL CORPORATE BONDS (cost $2,380,348,026)						2,458,316,528

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CONVERTIBLE BONDS — 0.5%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#			Value (Note 2)

Oil & Gas
Chesapeake Energy Corp., Gtd. Notes	Ba3	2.25%		12/15/38		$2,500		$1,946,875
Transocean, Inc., Sr. Unsec’d. Notes (Cayman Islands)	Baa3	1.50%		12/15/37		44,200		43,537,000

TOTAL CONVERTIBLE BONDS (cost $42,996,744)								45,483,875

FOREIGN GOVERNMENT BONDS — 2.4%
Banco Nacional de Desenvolvimento Economico e Social, Bonds (Brazil)	Baa2	4.125%		09/15/17	EUR	2,700		3,517,833
Brazil Notas do Tesouro Nacional, Series F, Notes (Brazil)	Baa3	10.00%		01/01/12	BRL	317		187,534
Brazil Notas do Tesouro Nacional, Series F, Notes (Brazil)	Baa3	10.00%		01/01/17	BRL	7,500		4,141,599
Canada Housing Trust No. 1, Gov’t. Gtd. Notes (Canada)(g)	Aaa	2.75%		12/15/15	CAD	15,500		15,599,112
Canada Housing Trust No. 1, Gov’t. Gtd. Notes (Canada)	Aaa	3.35%		12/15/20	CAD	5,600		5,536,076
Canadian Government, Bonds (Canada)	Aaa	2.00%		12/01/14	CAD	31,300		31,251,207
Canadian Government, Bonds (Canada)	Aaa	2.50%		09/01/13	CAD	21,900		22,376,192
Canadian Government, Bonds (Canada)	AAA(d)	3.00%		12/01/15	CAD	3,400		3,511,202
Canadian Government, Bonds (Canada)	Aaa	4.50%		06/01/15	CAD	4,100		4,503,774
Korea Housing Finance Corp., Covered Bonds (South Korea)	Aa3	4.125%		12/15/15		5,000		5,040,870
Mexican Bonos, Bonds (Mexico)	Baa1	6.00%		06/18/15	MXN	72,100		5,787,978
Panama Government International, Sr. Unsec’d. Notes (Panama)	Baa3	7.25%		03/15/15		1,900		2,194,500
Province of Ontario, Bonds (Canada)	Aa1	4.20%		03/08/18	CAD	1,600		1,693,332
Province of Ontario, Bonds (Canada)	AA-(d)	4.20%		06/02/20	CAD	5,300		5,481,766
Province of Ontario, Bonds (Canada)	AA-(d)	4.30%		03/08/17	CAD	5,200		5,561,380
Province of Ontario, Bonds (Canada)	AA-(d)	4.40%		06/02/19	CAD	11,300		11,981,432
Province of Ontario, Bonds, MTN (Canada)	Aa1	4.60%		06/02/39	CAD	4,700		4,917,439
Province of Ontario, Debs. (Canada)	Aa1	6.50%		03/08/29	CAD	9,800		12,637,200
Province of Ontario, Notes, MTN (Canada)	Aa1	5.50%		06/02/18	CAD	3,200		3,646,964
Province of Ontario, Sr. Unsec’d. Notes (Canada)	Aa1	1.875%		09/15/15		3,800		3,715,024
Province of Quebec, Debs. (Canada)	A+(d)	4.50%		12/01/16	CAD	500		540,722
Province of Quebec, Notes (Canada)	Aa2	4.50%		12/01/20	CAD	40,800		42,829,536
Republic of Brazil, Unsub. Notes (Brazil)	Baa3	8.00%		01/15/18		1,583		1,852,500
Republic of South Africa, Sr. Unsec’d. Notes (South Africa)	A3	5.875%		05/30/22		800		866,000
United Mexican States, Notes, MTN (Mexico)	Baa1	5.95%		03/19/19		2,200		2,453,000
United Mexican States, Sr. Unsec’d. Notes (Mexico)	NR	4.25%		07/14/17	EUR	6,300		8,397,699
United Mexican States, Sr. Unsec’d. Notes (Mexico)	Baa1	5.875%		02/17/14		12,300		13,991,250
United Mexican States, Sr. Unsec’d. Notes (Mexico)	Baa1	6.05%		01/11/40		4,700		4,805,750

TOTAL FOREIGN GOVERNMENT BONDS (cost $221,248,469)								229,018,871

MUNICIPAL BONDS — 3.3%
Arizona
Salt River Project Agricultural Improvement & Power District, Series B, Revenue Bonds	Aa1	4.75%		01/01/32		1,000	(e)	968,990
Salt River Project Agricultural Improvement & Power District, Series B, Revenue Bonds	AA(d)	7.13%	(c)	01/01/32		500		468,990

								1,437,980

California — 1.9%
California Infrastructure & Economic Development Bank, Revenue Bonds	Aa2	6.486%		05/15/49		2,600		2,582,320
California State University, Revenue Bonds	Aa2	6.484%		11/01/41		4,500		4,507,650
Golden State Tobacco Securitization Corp., Revenue Bonds	Baa3	8.703%	(s)	06/01/37		22,700		12,693,386
Los Angeles Department of Water & Power, Revenue Bonds	Aa3	6.603%		07/01/50		3,300		3,400,518
Los Angeles Unified School District, General Obligation Unlimited	Aa2	6.758%		07/01/34		14,700		15,371,790
Los Angeles Waste Water System, Revenue Bonds	Aa3	5.713%		06/01/39		2,400		2,239,896

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

MUNICIPAL BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

California (continued)
Orange County Local Transportation Authority, Series A, Revenue Bonds	Aa2	6.908%		02/15/41	$16,100		$16,803,087
State of California, General Obligation Bonds	A1	5.65%	(c)	04/01/39	2,200		2,323,860
State of California, General Obligation Bonds	A1	5.95%		04/01/16	2,000		2,115,900
State of California, General Obligation Bonds	A1	7.50%		04/01/34	9,200		9,518,412
State of California, General Obligation Bonds	A1	7.55%		04/01/39	20,200		21,020,322
State of California, General Obligation Bonds	A1	7.60%		11/01/40	7,100		7,393,585
University of California Regents Medical Center, Series F, Revenue Bonds	Aa2	6.583%		05/15/49	82,800		80,942,796
University of California, Revenue Bonds	Aa2	5.00%		05/15/37	500		483,615

							181,397,137

Florida
Seminole County Florida Water & Sewer, Revenue Bonds	Aa2	6.443%		10/01/40	400		402,508

Georgia
Municipal Electric Authority of Georgia, Revenue Bonds	A2	6.655%		04/01/57	3,800		3,675,436

Illinois — 0.6%
Chicago Transit Authority, Series A, Revenue Bonds	Aa3	6.30%		12/01/21	300		319,071
Chicago Transit Authority, Series A, Revenue Bonds	Aa3	6.899%		12/01/40	18,200		18,216,562
Chicago Transit Authority, Series B, Revenue Bonds	Aa3	6.20%		12/01/40	2,900		2,644,365
Chicago Transit Authority, Series B, Revenue Bonds	Aa3	6.30%		12/01/21	200		208,238
Chicago Transit Authority, Series B, Revenue Bonds	Aa3	6.899%		12/01/40	10,200		10,047,918
Illinois Finance Authority, Revenue Bonds	Aa1	5.75%		07/01/33	4,900		5,222,077
Illinois Municipal Electric Agency, Revenue Bonds	A1	6.832%		02/01/35	4,800		4,877,664
Regional Transportation Authority, Series A, Revenue Bonds	Aa3	5.00%		07/01/25	1,600		1,630,016
State of Illinois, General Obligation Bonds	A1	4.95%		06/01/23	570		499,810
State of Illinois, General Obligation Bonds	A1	5.00%		11/01/22	300		289,077
State of Illinois, General Obligation Unlimited	A1	4.071%		01/01/14	8,700		8,758,638
State of Illinois, General Obligation Unlimited	A1	6.725%		04/01/35	2,900		2,661,794

							55,375,230

Iowa — 0.1%
State of Iowa, Revenue Bonds	Aa2	6.75%		06/01/34	6,800		7,139,252

Massachusetts — 0.1%
Massachusetts Health & Educational Facilities Authority, Revenue Bonds	Aaa	6.00%		07/01/36	5,100		5,619,231
Massachusetts Health & Educational Facilities Authority, Series A, Revenue Bonds	Aaa	5.50%		11/15/36	500		531,410
Massachusetts Water Resources Authority, Series J, Revenue Bonds	Aa1	5.00%		08/01/32	2,500	(e)	2,505,925

							8,656,566

Nebraska
Public Power Generation Agency, Revenue Bonds	A2	7.242%		01/01/41	3,600		3,655,296

Nevada — 0.1%
County of Clark NV Airport, Revenue Bonds	Aa2	6.82%		07/01/45	5,400		5,277,366
Truckee Meadows Water Authority, Series A, Revenue Bonds	Aa2	5.00%		07/01/36	195		178,230

							5,455,596

New Jersey — 0.1%
City of Trenton, General Obligation Bonds (FSA Insured)	Aa3	4.80%		04/01/14	990		1,029,323
Jersey City Municipal Utilities Authority, Series A, Revenue Bonds, (MBIA Insured)	A2	4.81%		05/15/14	1,000		1,005,630
New Jersey State Turnpike Authority, Series A, Revenue Bonds	A3	7.102%		01/01/41	5,500		5,961,065

							7,996,018

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

MUNICIPAL BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

New York
New York City Municipal Water Finance Authority, Revenue Bonds	Aa2	5.75%		06/15/40		$300	$315,165

North Carolina — 0.1%
North Carolina Turnpike Authority, Revenue Bonds	Aa2	6.70%		01/01/39		5,300	5,519,367

Rhode Island
Tobacco Settlement Financing Corp., Revenue Bonds	Baa3	6.125%		06/01/32		1,205	1,176,165
Tobacco Settlement Financing Corp., Revenue Bonds	Baa3	6.25%		06/01/42		400	358,808

							1,534,973

Tennessee — 0.3%
Metropolitan Government of Nashville & Davidson County, Series B, Revenue Bonds	Aa3	6.568%		07/01/37		7,700	7,923,916
Metropolitan Government of Nashville & Davidson County, Series C, Revenue Bonds	Aa3	6.693%		07/01/41		21,000	21,227,430

							29,151,346

Texas
Dallas County Hospital District, General Obligation Bonds	AAA(d)	6.171%		08/15/34		1,600	1,614,320

Washington
Pierce County School District No. 3, General Obligation Bonds	Aa1	5.00%		12/01/23		3,000	3,127,530

Wisconsin
Wisconsin State General, Revenue Bonds	Aa3	5.70%		05/01/26		510	517,354

TOTAL MUNICIPAL BONDS (cost $317,314,039)							316,971,074

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.1%
ABN AMRO Mortgage Corp., Series 2003-13, Class A3	Aaa	5.50%		01/25/34		3,889	3,681,088
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1	Caa2	2.996%	(c)	09/25/35		4,812	3,637,416
American Home Mortgage Investment Trust, Series 2004-4, Class 4A	Aaa	2.261%	(c)	02/25/45		1,105	983,136
Araan Residential Mortgages PLC, Series 2010-1A, Class A1B, 144A(g)	Aaa	2.20%		05/16/47	EUR	5,000	6,671,760
Araan Residential Mortgages PLC, Series 2010-1A, Class A1B, 144A	Aaa	2.40%		05/16/47	EUR	13,700	18,212,991
Banc of America Funding Corp., Series 2005-D, Class A1	AAA(d)	2.861%	(c)	05/25/35		1,860	1,802,762
Banc of America Funding Corp., Series 2006-J, Class 4A1	CCC(d)	5.893%	(c)	01/20/47		2,294	1,650,301
Banc of America Mortgage Securities, Inc., Series 2004-1, Class 5A1	AAA(d)	6.50%		09/25/33		200	206,226
Banc of America Mortgage Securities, Inc., Series 2004-2, Class 5A1	Aaa	6.50%		10/25/31		63	63,666
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1	Aaa	2.767%	(c)	07/25/34		2,802	2,574,213
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1	Aaa	5.668%	(c)	02/25/33		278	276,741
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A2	Aaa	3.102%	(c)	02/25/33		162	150,443
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 6A1	Aaa	2.85%	(c)	04/25/33		84	81,705
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 1A1	Aa2	3.198%	(c)	01/25/34		16	13,778
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 4A1	Aa2	3.113%	(c)	01/25/34		378	350,346

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 1A1	A2	2.96%	(c)	07/25/34	$2,561	$1,934,333
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1	A1	3.106%	(c)	11/25/34	6,970	5,877,101
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 22A1	A1	4.995%	(c)	01/25/35	1,784	1,664,051
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1	Ba2	2.73%	(c)	03/25/35	27,277	25,913,228
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2	A1	2.934%	(c)	03/25/35	1,761	1,680,095
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2	Baa2	2.43%	(c)	08/25/35	35,426	33,420,867
Bear Stearns Alt-A Trust, Series 2003-5, Class 2A1	Aa1	2.649%	(c)	12/25/33	3,353	3,125,502
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A1	Caa2	2.875%	(c)	05/25/35	2,858	2,219,726
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A2	Caa1	2.875%	(c)	05/25/35	2,069	1,730,333
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	Caa3	2.955%	(c)	09/25/35	1,511	1,148,335
Bear Stearns Alt-A Trust, Series 2006-2, Class 23A1	Ca	4.885%	(c)	03/25/36	616	324,107
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1	Aa3	0.421%	(c)	02/25/34	3,218	2,546,830
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	B2	2.36%	(c)	01/26/36	5,671	3,700,978
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	Caa1	5.339%	(c)	12/26/46	3,081	2,156,248
Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2B	Ca	2.93%	(c)	08/25/35	6,890	3,630,661
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A2A	Caa3	2.921%	(c)	12/25/35	499	307,833
Countrywide Alternative Loan Trust, Series 2005-63, Class 3A1	Ca	5.712%	(c)	11/25/35	645	400,952
Countrywide Alternative Loan Trust, Series 2006-OA3, Class 2A2	C	0.531%	(c)	05/25/36	501	103,339
Countrywide Alternative Loan Trust, Series 2006-OA16, Class A3	C	0.511%	(c)	10/25/46	524	192,270
Countrywide Alternative Loan Trust, Series 2006-OA19, Class A1	Caa3	0.441%	(c)	02/20/47	5,109	2,957,368
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A	Caa3	0.441%	(c)	05/25/47	7,182	4,146,396
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-10, Class A2	Aaa	5.75%		05/25/33	58	58,792
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-22, Class A3	Baa3	3.121%	(c)	11/25/34	4,664	3,753,684
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB9, Class 1A1	A3	2.92%	(c)	02/20/35	8,057	6,975,742
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB6, Class 5A1	Caa2	5.104%	(c)	10/20/35	679	533,111
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB9, Class 3A2A	Caa2	3.017%	(c)	02/20/36	776	618,260
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 2A2	Ca	0.601%	(c)	03/25/36	743	245,058
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 3A2	C	0.611%	(c)	02/25/36	438	128,412
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB3, Class 3A1B	Ca	5.613%	(c)	05/20/36	1,365	984,681
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-P1A, Class A, 144A	Aaa	0.882%	(c)	03/25/32	53	45,241
Deutsche Alt-A Securities, Inc., Alternate Loan Trust, Series 2006-AB3, Class A5B	Ca	6.30%		07/25/36	826	503,178
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR3, Class 2A2	C	0.581%	(c)	07/19/45	503	127,135
Fannie Mae Whole Loan, Series 2003-W1, Class 1A1	Aaa	6.465%	(c)	12/25/42	731	840,088

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Fannie Mae Whole Loan, Series 2004-W2, Class 2A2	Aaa	7.00%		02/25/44	$202	$238,535
Fannie Mae, Series 1993-70, Class Z	Aaa	6.90%		05/25/23	51	56,832
Fannie Mae, Series 2001-29, Class Z	Aaa	6.50%		07/25/31	139	155,386
Fannie Mae, Series 2002-56, Class MC	Aaa	5.50%		09/25/17	100	108,289
Fannie Mae, Series 2003-21, Class M	Aaa	5.00%		02/25/17	331	337,045
Fannie Mae, Series 2003-25, Class KP	Aaa	5.00%		04/25/33	4,622	4,960,576
Fannie Mae, Series 2003-33, Class PU	Aaa	4.50%		05/25/33	143	152,033
Fannie Mae, Series 2004-W2, Class 5A	Aaa	7.50%		03/25/44	180	205,905
Fannie Mae, Series 2005-75, Class FL	Aaa	0.711%	(c)	09/25/35	12,495	12,475,021
Fannie Mae, Series 2006-5, Class 3A2	Aaa	2.631%	(c)	05/25/35	337	347,338
Fannie Mae, Series 2006-118, Class A1	Aaa	0.321%	(c)	12/25/36	1,320	1,298,516
Fannie Mae, Series 2007-30, Class AF	Aaa	0.571%	(c)	04/25/37	6,680	6,682,199
Fannie Mae, Series 2007-73, Class A1	Aaa	0.321%	(c)	07/25/37	4,698	4,634,364
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	Aaa	1.742%	(c)	07/25/44	1,646	1,608,533
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	Aaa	1.542%	(c)	10/25/44	1,106	1,080,668
FHLMC Structured Pass-Through Securities, Series T-63, Class 1A1	Aaa	1.542%	(c)	02/25/45	272	267,778
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	Aaa	0.301%	(c)	12/25/36	7,495	7,449,434
First Horizon Alternative Mortgage Securities, Series 2005-AA7, Class 2A1	Caa2	2.57%	(c)	09/25/35	132	97,302
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 2A1	AAA(d)	2.924%	(c)	08/25/35	1,551	1,253,349
Freddie Mac, Series 2064, Class ZA	Aaa	6.50%		05/15/28	1,184	1,321,637
Freddie Mac, Series 2145, Class MZ	Aaa	6.50%		04/15/29	3,779	4,283,287
Freddie Mac, Series 2378, Class PE	Aaa	5.50%		11/15/16	187	204,375
Freddie Mac, Series 2662, Class DG	Aaa	5.00%		10/15/22	1,300	1,394,979
Freddie Mac, Series 2694, Class QH	Aaa	4.50%		03/15/32	1,265	1,338,742
Freddie Mac, Series 2721, Class PE	Aaa	5.00%		01/15/23	525	563,911
Freddie Mac, Series 2734, Class PG	Aaa	5.00%		07/15/32	909	969,001
Freddie Mac, Series 2737, Class YD	Aaa	5.00%		08/15/32	600	640,183
Freddie Mac, Series 2764, Class LZ	Aaa	4.50%		03/15/34	11,646	11,541,011
Freddie Mac, Series 3149, Class LF	Aaa	0.56%	(c)	05/15/36	2,800	2,794,858
Freddie Mac, Series 3335, Class BF	Aaa	0.41%	(c)	07/15/19	4,400	4,388,278
Freddie Mac, Series 3335, Class FT	Aaa	0.41%	(c)	08/15/19	10,366	10,336,519
Freddie Mac, Series 3346, Class FA	Aaa	0.49%	(c)	02/15/19	1,104	1,103,737
Government National Mortgage Assoc., Series 2000-14, Class F	Aaa	0.911%	(c)	02/16/30	11	11,146
Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 4A2	C	0.531%	(c)	04/25/36	655	140,744
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A	B3	0.341%	(c)	10/25/46	1,934	1,792,778
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A1A	B3	0.341%	(c)	01/25/47	1,453	1,391,224
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	B(d)	3.117%	(c)	10/25/33	2,893	2,476,386
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	Aa2	2.574%	(c)	06/25/34	1,691	1,544,810
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	AAA(d)	2.825%	(c)	09/25/35	3,403	3,246,003
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1	BB+(d)	5.193%	(c)	11/25/35	4,969	4,824,365
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3	Caa1	6.00%		03/25/37	5,933	5,336,442
Harborview Mortgage Loan Trust, Series 2005-2, Class 2A1A	Caa3	0.481%	(c)	05/19/35	727	473,116
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1	Caa3	2.96%	(c)	07/19/35	4,033	3,196,024
Harborview Mortgage Loan Trust, Series 2006-7, Class 2A1B	C	0.511%	(c)	09/19/46	625	117,684
Homebanc Mortgage Trust, Series 2006-2, Class A1	Caa2	0.441%	(c)	12/25/36	689	516,413
Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A1	AAA(d)	1.928%	(c)	01/25/32	3	2,266

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A2	AAA(d)	1.959%	(c)	01/25/32	$21	$15,931
Indymac Index Mortgage Loan Trust, Series 2004-AR11, Class 2A	Baa3	2.69%	(c)	12/25/34	1,558	1,141,393
Indymac Index Mortgage Loan Trust, Series 2005-AR7, Class 4A1	Caa2	5.231%	(c)	06/25/35	558	425,740
Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2	Caa2	5.047%	(c)	09/25/35	564	468,675
JPMorgan Mortgage Trust, Series 2004-A1, Class 1A1	Aaa	4.749%	(c)	02/25/34	1,769	1,777,131
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1	A2	5.036%	(c)	02/25/35	1,135	1,133,081
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A2	CCC(d)	5.75%		01/25/36	6,018	5,431,468
JPMorgan Mortgage Trust, Series 2007-A1, Class 2A1	B3	3.102%	(c)	07/25/35	5,563	5,160,800
MASTR Asset Securitization Trust, Series 2003-7, Class 1A2	AAA(d)	5.50%		09/25/33	1,163	1,194,677
MASTR Reperforming Loan Trust, Series 2006-1, Class 1A4, 144A	Ba3	8.00%		07/25/35	1,028	934,973
Merrill Lynch Alternative Note Asset, Series 2007-A2, Class A3C	Ca	0.561%	(c)	03/25/37	813	338,073
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-1, Class 2A1	CCC(d)	5.406%	(c)	04/25/37	1,343	985,660
Merrill Lynch Mortgage Investors, Inc., Series 2003-A3, Class 1A	Aaa	2.456%	(c)	05/25/33	3,016	2,962,502
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	B2	0.471%	(c)	02/25/36	3,691	2,828,808
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2	Aaa	2.329%	(c)	12/25/34	432	411,507
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	A1	1.254%	(c)	10/25/35	576	496,888
MLCC Mortgage Investors, Inc., Series 2005-3, Class 5A	A2	0.511%	(c)	11/25/35	2,903	2,587,893
Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5	Caa2	4.976%		05/25/35	6,880	4,826,763
Nomura Asset Acceptance Corp., Series 2007-1, Class 1A4	Aa3	6.138%		03/25/47	659	554,128
Nomura Asset Acceptance Corp., Series 2007-1, Class 1A6	Aa3	5.82%		03/25/47	652	545,504
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B	Ba1	0.521%	(c)	07/25/35	382	360,355
Prime Mortgage Trust, Series 2004-CL1, Class 1A2	AAA(d)	0.661%	(c)	02/25/34	500	454,863
Prime Mortgage Trust, Series 2004-CL1, Class 2A2	AAA(d)	0.661%	(c)	02/25/19	65	62,993
Residential Accredit Loans, Inc., Series 2007-QH4, Class A2	C	0.491%	(c)	05/25/37	990	301,615
Residential Funding Mortgage Securities I, Series 2003-S9, Class A1	AAA(d)	6.50%		03/25/32	147	151,293
Residential Funding Mortgage Securities I, Series 2005-SA4, Class 1A21	Caa3	3.274%	(c)	09/25/35	5,797	4,200,143
Rothschild, (L.F.) Mortgage Trust, Series 2, Class Z	NR	9.95%		08/01/17	28	32,228
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1	Baa3	2.633%	(c)	01/25/35	5,835	4,674,847
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 3A1	Caa2	2.714%	(c)	08/25/35	1,019	819,540
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 8A1	CCC(d)	5.95%	(c)	02/25/36	558	415,022
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 1A2	C	0.521%	(c)	05/25/46	526	157,465
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 2A2	C	0.521%	(c)	05/25/46	657	114,857
Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class A1BG	Caa3	0.381%	(c)	08/25/36	4,140	2,509,919
Structured Asset Mortgage Investments, Inc., Series 2007-AR3, Class 1A1	Aaa	0.361%	(c)	09/25/47	1,309	1,311,614
Structured Asset Securities Corp., Series 2002-1A, Class 4A	AAA(d)	2.68%	(c)	02/25/32	58	55,326
Structured Asset Securities Corp., Series 2003-40A, Class 3A2	A2	2.55%	(c)	01/25/34	696	580,169
Structured Asset Securities Corp., Series 2006-11, Class A1, 144A	B-(d)	2.856%	(c)	10/25/35	1,970	1,577,838

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Thornburg Mortgage Securities Trust, Series 2003-2, Class A1	Aaa	0.941%	(c)	04/25/43	$234	$218,410
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1	B1	0.381%	(c)	10/25/46	6,640	6,578,900
Thornburg Mortgage Securities Trust, Series 2006-6, Class A1	B2	0.371%	(c)	11/25/46	2,440	2,406,432
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A, IO	Ca	1.298%	(c)	05/25/46	3,181	1,829,103
Washington Mutual MCS Mortgage Pass-Through Certificates, Series 2003-AR1, Class 2A	Aaa	2.766%	(c)	02/25/33	19	17,398
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR2, Class A	Aaa	2.904%	(c)	02/27/34	681	692,604
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A	Baa2	1.528%	(c)	11/25/42	347	306,957
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A	Aaa	2.778%	(c)	09/25/33	373	374,588
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-R1, Class A1	Aaa	0.801%	(c)	12/25/27	6,255	5,519,215
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-R1, Class X, IO, 144A	NR	12.403%	(c)	12/25/27	6,359	349,771
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1B2	A1	0.74%	(c)	11/25/34	1,228	864,129
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A	Aaa	6.00%		06/25/34	313	330,948
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1	B2	0.551%	(c)	10/25/45	2,841	2,397,247
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1B2	Ca	0.671%	(c)	11/25/45	700	422,661
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1B2	Caa3	0.671%	(c)	12/25/45	691	395,594
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A1	CCC(d)	5.854%	(c)	09/25/36	775	603,345
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR16, Class 1A1	CCC(d)	5.415%	(c)	12/25/36	221	169,843
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A	Caa3	1.148%	(c)	12/25/46	1,449	937,618
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A1A	Caa2	1.138%	(c)	12/25/46	2,008	1,436,321
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 2A	Caa2	3.163%	(c)	12/25/46	612	458,103
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR18, Class 1A1	CCC(d)	5.141%	(c)	01/25/37	981	741,963
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 1A1	CCC(d)	5.299%	(c)	04/25/37	2,894	2,126,677
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4, Class 2A	AAA(d)	6.50%		08/25/34	1,680	1,718,877
Wells Fargo Mortgage Backed Securities Trust, Series 2003-17, Class 1A12	AAA(d)	5.25%		01/25/34	46,462	46,726,103
Wells Fargo Mortgage Backed Securities Trust, Series 2004-AA, Class A1	Aaa	4.967%	(c)	12/25/34	3,357	3,283,327
Wells Fargo Mortgage Backed Securities Trust, Series 2004-CC, Class A1	Aa3	4.911%	(c)	01/25/35	4,602	4,627,239
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1	A(d)	3.425%	(c)	03/25/36	3,335	2,947,963

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $433,737,285)						404,192,547

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal Home Loan Bank, Bonds	0.875%		08/22/12-12/27/13	$33,300	$33,412,033
Federal Home Loan Bank, Bonds	3.125%		12/13/13	3,400	3,586,816
Federal Home Loan Bank, Bonds	3.625%		10/18/13	1,100	1,174,589
Federal Home Loan Mortgage Corp., Notes	0.515%		11/26/12	5,700	5,681,680
Federal Home Loan Mortgage Corp., Notes	0.875%		10/28/13	24,400	24,272,388
Federal Home Loan Mortgage Corp., Notes	1.00%		08/28/12	26,100	26,272,443
Federal Home Loan Mortgage Corp., Notes	1.75%		09/10/15	54,100	53,176,351
Federal Home Loan Mortgage Corp., Notes	2.50%		01/07/14-04/23/14	12,800	13,284,310
Federal Home Loan Mortgage Corp., Notes	3.00%		07/28/14	5,300	5,579,199
Federal Home Loan Mortgage Corp., Notes	3.50%		05/29/13	18,400	19,543,523
Federal Home Loan Mortgage Corp., Notes	4.125%		09/27/13	6,200	6,718,525
Federal Home Loan Mortgage Corp., Notes	4.375%		07/17/15	18,200	20,074,946
Federal Home Loan Mortgage Corp., Notes	4.50%		01/15/13	2,300	2,474,030
Federal Home Loan Mortgage Corp., Notes	4.875%		11/15/13	4,500	4,988,020
Federal Home Loan Mortgage Corp., Notes	5.00%		01/30/14-04/18/17	10,600	11,904,877
Federal Home Loan Mortgage Corp., Notes	5.25%		04/18/16	3,300	3,774,814
Federal Home Loan Mortgage Corp., Notes	5.50%		07/18/16	4,400	5,095,878
Federal National Mortgage Assoc., Bonds	5.00%		05/11/17	1,500	1,682,027
Federal National Mortgage Assoc., Notes	0.375%		12/28/12	18,200	18,084,485
Federal National Mortgage Assoc., Notes	0.50%		10/30/12	34,700	34,591,174
Federal National Mortgage Assoc., Notes	0.75%		12/18/13	154,800	153,070,884
Federal National Mortgage Assoc., Notes	1.00%		12/27/12-09/23/13	141,300	141,801,264
Federal National Mortgage Assoc., Notes	1.125%		09/30/13	61,600	61,733,302
Federal National Mortgage Assoc., Notes	1.25%		08/20/13	3,500	3,522,869
Federal National Mortgage Assoc., Notes	1.625%		10/26/15	162,400	158,287,870
Federal National Mortgage Assoc., Notes	1.75%		02/22/13	4,500	4,595,017
Federal National Mortgage Assoc., Notes	2.50%		05/15/14	5,700	5,913,835
Federal National Mortgage Assoc., Notes	2.75%		02/05/14-03/13/14	9,600	10,032,937
Federal National Mortgage Assoc., Notes	2.875%		12/11/13	5,500	5,781,715
Federal National Mortgage Assoc., Notes	3.00%		09/16/14	9,900	10,427,541
Federal National Mortgage Assoc., Notes	4.125%		04/15/14	62,400	68,054,875
Federal National Mortgage Assoc., Notes	4.375%		03/15/13-10/15/15	49,800	54,050,659
Federal National Mortgage Assoc., Notes	4.625%		10/15/13-10/15/14	31,300	34,435,161
Federal National Mortgage Assoc., Notes	4.875%		12/15/16	100	112,106
Federal National Mortgage Assoc., Notes	5.00%		03/15/16-02/13/17	16,000	18,067,542
Federal National Mortgage Assoc., Notes	5.375%		06/12/17-04/11/22	19,500	21,247,242
Federal National Mortgage Assoc., Notes	5.953%		06/21/27	34,200	34,992,380
Resolution Funding Corp., Bonds, PO	3.538%	(s)	10/15/19	7,600	5,600,250
Small Business Administration Participation Certificates, Series 2003-20I, Class 1	5.13%		09/01/23	835	892,442
Small Business Administration Participation Certificates, Series 2004-20F, Class 1	5.52%		06/01/24	5,627	6,028,403
Small Business Administration Participation Certificates, Series 2007-20K, Class 1	5.51%		11/01/27	16,715	18,134,468
Small Business Administration Participation Certificates, Series 2009-20E, Class 1	4.43%		05/01/29	19,586	20,502,825
Small Business Administration, Gov’t. Gtd. Notes	4.875%		09/10/13	4,982	5,231,722
Small Business Administration, Gov’t. Gtd. Notes	6.344%		08/01/11	288	296,854

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,147,276,895)					1,138,186,271

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 42.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal Home Loan Mortgage Corp.	4.50%		01/15/14-09/01/40	$73,567	$77,201,216
Federal Home Loan Mortgage Corp.	4.50%		TBA	54,000	55,333,152
Federal Home Loan Mortgage Corp.	4.775%	(c)	11/01/35	1,469	1,556,761
Federal Home Loan Mortgage Corp.	5.50%		12/01/34-02/01/40	120,258	128,301,610
Federal Home Loan Mortgage Corp.	6.00%		02/01/16-07/01/40	141,214	153,149,977
Federal National Mortgage Assoc.	1.542%	(c)	06/01/43	2,274	2,275,172
Federal National Mortgage Assoc.	2.45%	(c)	01/01/24	1	1,264
Federal National Mortgage Assoc.	2.602%	(c)	08/01/35	2,274	2,356,823
Federal National Mortgage Assoc.	2.879%	(c)	06/01/35	426	446,960
Federal National Mortgage Assoc.	2.934%	(c)	07/01/37	587	614,884
Federal National Mortgage Assoc.	3.50%		11/01/40-01/01/41	45,551	43,546,739
Federal National Mortgage Assoc.	3.571%	(c)	08/01/29	93	95,505
Federal National Mortgage Assoc.	3.865%	(c)	05/01/36	5,806	5,789,473
Federal National Mortgage Assoc.	4.00%		04/01/39-10/01/40	87,058	86,692,497
Federal National Mortgage Assoc.	4.00%		TBA	333,800	332,026,854
Federal National Mortgage Assoc.	4.00%		TBA	17,000	17,507,348
Federal National Mortgage Assoc.	4.088%	(c)	05/01/36	49	49,482
Federal National Mortgage Assoc.	4.211%	(c)	11/01/35	1,835	1,885,829
Federal National Mortgage Assoc.	4.50%		07/01/33-12/01/40	522,730	537,099,423
Federal National Mortgage Assoc.	4.50%		TBA	6,000	6,161,790
Federal National Mortgage Assoc.	4.50%		TBA	83,000	87,007,323
Federal National Mortgage Assoc.	4.50%		TBA	1,293,900	1,328,066,723
Federal National Mortgage Assoc.	4.542%	(c)	01/01/28	78	79,706
Federal National Mortgage Assoc.	4.618%	(c)	12/01/36	1,188	1,241,022
Federal National Mortgage Assoc.	5.00%		03/01/35-10/01/40	35,207	37,039,705
Federal National Mortgage Assoc.	5.00%		TBA	340,800	358,266,000
Federal National Mortgage Assoc.	5.369%	(c)	01/01/36	1,274	1,357,961
Federal National Mortgage Assoc.	5.50%		05/01/13-09/01/39	110,587	118,667,502
Federal National Mortgage Assoc.	5.50%		TBA	243,400	260,400,030
Federal National Mortgage Assoc.	6.00%		02/01/17-09/01/39	373,553	406,487,013
Federal National Mortgage Assoc.	6.00%		TBA	56,000	60,865,000
Federal National Mortgage Assoc.	6.50%		09/01/16-10/01/37	4,616	5,130,290
Government National Mortgage Assoc.	2.625%	(c)	08/20/23-07/20/30	921	942,172
Government National Mortgage Assoc.	2.75%	(c)	01/20/32-02/20/32	1,322	1,357,271
Government National Mortgage Assoc.	3.125%	(c)	10/20/23-11/20/29	1,371	1,409,574
Government National Mortgage Assoc.	3.375%	(c)	03/20/17-05/20/30	1,258	1,297,164
Government National Mortgage Assoc.	6.00%		10/15/31-06/15/40	7,308	8,112,388
Government National Mortgage Assoc.	7.00%		02/15/24	8	9,077

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $4,150,125,545)					4,129,828,680

U.S. TREASURY OBLIGATIONS — 25.3%
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.25%		07/15/20	4,300	4,415,564
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.75%		01/15/28	5,200	5,526,403
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.00%		01/15/26	11,000	12,870,753
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%		01/15/25-01/15/27	57,250	70,425,445
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.50%		01/15/29	66,300	76,637,364
U.S. Treasury Inflationary Indexed Bonds, TIPS	3.625%		04/15/28	2,100	3,665,739
U.S. Treasury Inflationary Indexed Bonds, TIPS	3.875%		04/15/29	2,500	4,460,906
U.S. Treasury Notes(k)	0.50%		11/30/12-10/15/13	635,300	631,697,057
U.S. Treasury Notes	0.50%		11/15/13	140,100	138,293,971
U.S. Treasury Notes	0.625%		12/31/12	94,800	94,851,856
U.S. Treasury Notes	0.75%		08/15/13-12/15/13	602,800	599,875,767
U.S. Treasury Notes	1.00%		07/15/13	62,500	62,807,500
U.S. Treasury Notes	1.125%		06/15/13	21,600	21,777,120
U.S. Treasury Notes	1.25%		10/31/15	42,700	41,325,572
U.S. Treasury Notes	1.375%		11/30/15	14,100	13,702,338

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Notes	1.75%	07/31/15	$15,400	$15,350,720
U.S. Treasury Notes(h)(k)	1.875%	06/30/15	319,900	321,174,482
U.S. Treasury Notes	2.125%	11/30/14-05/31/15	171,500	174,541,587
U.S. Treasury Notes	2.375%	09/30/14-10/31/14	24,300	25,159,215
U.S. Treasury Notes	2.50%	04/30/15	138,000	142,668,264
U.S. Treasury Notes	2.625%	12/31/14	13,000	13,555,542

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,495,135,881)				2,474,783,165

			Shares
COMMON STOCK
Financial Services
Citigroup, Inc. (cost $3)*			1	5

PREFERRED STOCKS — 0.1%
Automobile Manufacturers
General Motors Corp. (Class B Stock) 5.25%, CVT*			68,000	561,850

Insurance — 0.1%
American International Group, Inc., 8.50%, CVT*			1,100,606	9,674,327

TOTAL PREFERRED STOCKS (cost $38,001,782)				10,236,177

TOTAL LONG-TERM INVESTMENTS (cost $11,443,811,655)				11,427,124,325

			Principal Amount (000)#
SHORT-TERM INVESTMENTS — 8.5%
REPURCHASE AGREEMENTS(m) — 7.8%
Barclays Capital, Inc., 0.17%, dated 12/22/10, due 01/13/11 in the amount of $55,005,454			$55,000	55,000,000
Barclays Capital, Inc., 0.25%, dated 12/31/10, due 01/03/11 in the amount of $184,503,844			184,500	184,500,000
Credit Suisse Securities (USA) LLC, 0.18%, dated 12/31/10, due 01/03/11 in the amount of $481,007,215			481,000	481,000,000
JPMorgan Securities LLC, 0.17%, dated 12/14/10, due 01/13/11 in the amount of $44,506,304			44,500	44,500,000

TOTAL REPURCHASE AGREEMENTS (cost $765,000,000)				765,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. TREASURY OBLIGATIONS(n) — 0.4%		Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

U.S. Treasury Bills(h)		0.17%	05/12/11		$160	$159,917
U.S. Treasury Bills		0.178%	06/09/11		14,700	14,689,416
U.S. Treasury Bills(h)		0.19%	06/16/11		27,900	27,878,126

TOTAL U.S. TREASURY OBLIGATIONS (cost $42,723,933)						42,727,459

				Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 0.3%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $27,644,933) (Note 4)(w)					27,644,933	27,644,933

TOTAL SHORT-TERM INVESTMENTS (cost $835,368,866)						835,372,392

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 125.4% (cost $12,279,180,521)						12,262,496,717

	Counterparty			Notional Amount (000)#
OPTIONS WRITTEN* — (0.4)%
Call Options — (0.1)%
90 Day Euro Dollar, expiring 09/19/11, Strike Price $99.38					$1,919,000	(1,127,413)
5 Year CDX North American IG 15, expiring 03/16/11, Strike Price $0.80	Morgan Stanley				7,700	(16,061)
5 Year iTraxx Europe Series 14, expiring 03/16/11, Strike Price $0.90	Morgan Stanley			EUR	2,000	(4,650)
10 Year U.S. Treasury Notes, expiring 01/21/11, Strike Price $129.00					15,100	(2,359)
Option on forward 2 year swap rate, expiring 10/11/11, Strike Price $—(q)	Morgan Stanley				286,200	(4,814,252)
expiring 11/14/11, Strike Price $—(q)	Morgan Stanley				155,700	(2,613,348)

						(8,578,083)

Put Options — (0.3)%
90 Day Euro Dollar, expiring 09/19/11, Strike Price $99.38					1,919,000	(791,588)
5 Year CDX North American IG 15, expiring 03/16/11, Strike Price $1.30	Morgan Stanley				7,700	(7,611)
5 Year iTraxx Europe Series 14, expiring 01/19/11, Strike Price $1.30	UBS Securities			EUR	1,000	(825)
expiring 03/16/11, Strike Price $1.60	Morgan Stanley			EUR	2,000	(3,886)
10 Year U.S. Treasury Notes, expiring 01/21/11, Strike Price $124.00					15,100	(547,375)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA, expiring 03/10/20, Strike Price $215.95	Deutsche Bank				6,000	(62,110)
expiring 03/12/20, Strike Price $215.95	Citigroup Global Markets				16,800	(164,603)
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets				40,100	(399,617)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets				18,200	(185,275)
expiring 10/13/20, Strike Price $218.01	Deutsche Bank				18,700	(196,354)

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

OPTIONS WRITTEN* (continued)	Counterparty			Notional Amount (000)#	Value (Note 2)
Put Options (cont’d.)
Interest Rate Swap Options,
Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, expiring 01/24/11	Citigroup Global Markets			$113,100	$(27)
Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, expiring 01/24/11	Deutsche Bank			70,100	(17)
Pay a fixed rate of 4.00% and receive a floating rate based on 3-month LIBOR, expiring 06/13/11	Barclays Capital Group			12,900	(196,711)
Pay a fixed rate of 4.00% and receive a floating rate based on 3-month LIBOR, expiring 06/13/11	Deutsche Bank			47,900	(730,423)
Pay a fixed rate of 4.00% and receive a floating rate based on 3-month LIBOR, expiring 06/13/11	Royal Bank of Scotland			27,400	(417,820)
Pay a fixed rate of 2.75% and receive a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank			170,000	(2,567,513)
Pay a fixed rate of 2.75% and receive a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland			124,400	(1,878,816)
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group			138,400	(1,747,413)
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, expiring 06/18/12	Citigroup Global Markets			112,200	(1,416,617)
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank			81,700	(1,031,530)
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, expiring 06/18/12	Royal Bank of Scotland			209,600	(2,646,372)
Pay a fixed rate of 10.00% and receive a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley			41,600	(283,604)
Pay a fixed rate of 3.25% and receive a floating rate based on 3-month LIBOR, expiring 07/16/12	Citigroup Global Markets			72,200	(2,226,505)
Pay a fixed rate of 3.25% and receive a floating rate based on 3-month LIBOR, expiring 07/16/12	Royal Bank of Scotland			24,100	(743,196)
Pay a fixed rate of 2.25% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Citigroup Global Markets			23,800	(322,476)
Pay a fixed rate of 2.25% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Morgan Stanley			150,500	(2,039,185)
Pay a fixed rate of 2.25% and receive a floating rate based on 3-month LIBOR, expiring 09/24/12	Royal Bank of Scotland			489,800	(6,636,496)
Pay a fixed rate of 1.75% and receive a floating rate based on 3-month LIBOR, expiring 11/19/12	Royal Bank of Scotland			164,300	(1,241,119)

					(28,485,084)

TOTAL OPTIONS WRITTEN (premiums received $27,221,897)					(37,063,167)

		Interest Rate	Maturity Date	Principal Amount (000)#
SECURITIES SOLD SHORT — (0.4)%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
Federal National Mortgage Assoc.		3.50%	11/01/40	696	(664,897)
Federal National Mortgage Assoc.		3.50%	12/01/40	553	(528,628)
Federal National Mortgage Assoc.		3.50%	12/01/40	305	(291,314)
Federal National Mortgage Assoc.		3.50%	TBA	43,000	(41,065,000)

TOTAL SECURITIES SOLD SHORT (proceeds received $42,746,377)					(42,549,839)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT(o) — 124.6% (cost $12,209,212,247)					12,182,883,711
Other liabilities in excess of other assets(x) — (24.6)%					(2,403,023,398)

NET ASSETS — 100.0%					$9,779,860,313

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CVT	Convertible Security
FDIC	Federal Deposit Insurance Corp.
FSA	Financial Security Assurance
FSB	Federal Savings Bank
IO	Interest Only
MBIA	Municipal Bond Investors Assurance Company
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PO	Principal Only Securities
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
SGD	Singapore Dollar
TRY	New Turkish Lira
TWD	New Taiwanese Dollar
ZAR	South African Rand

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2010.

(d)	Standard & Poor’s rating.

(e)	Represents all or partial amount utilized in the Municipal Tender Option Bond transaction. The aggregated principal amount of the inverse floaters and the floating rate notes (included in Liabilities) are $1,750,000 and $1,750,000, respectively.

(g)	Indicates a security or securities that have been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreements are collateralized by United States Treasuries.

(n)	Rates shown are the effective yields at reporting date.

(o)	As of December 31, 2010, two securities representing $593,005 and 0.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(q)	Exercise price and final cost determined on a future date, based upon the implied volatility.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2010.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(x)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swap agreements as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)(1)
Long Positions:
7,479	90 Day Euro Dollar	Mar. 2011	$1,861,959,300	$1,862,925,413	$966,113
3,373	90 Day Euro Dollar	Jun. 2011	838,433,538	839,539,700	1,106,162
1,047	90 Day Euro Dollar	Sep. 2011	259,798,538	260,297,288	498,750
1,709	90 Day Euro Dollar	Dec. 2011	424,207,137	424,131,075	(76,062)
2,642	90 Day Euro Dollar	Mar. 2012	654,966,563	654,225,250	(741,313)
2,163	90 Day Euro Dollar	Jun. 2012	535,507,112	534,152,850	(1,354,262)
1,864	90 Day Euro Dollar	Sep. 2012	461,878,913	459,033,300	(2,845,613)
1,358	90 Day Euro Dollar	Dec. 2012	335,621,150	333,439,925	(2,181,225)
947	90 Day Euro Dollar	Mar. 2013	233,577,463	231,861,113	(1,716,350)
457	90 Day Euro Dollar	Sep. 2013	112,257,425	111,256,650	(1,000,775)
125	90 Day Euro Dollar	Jun. 2013	30,731,250	30,515,625	(215,625)
153	90 Day Sterling	Dec. 2011	29,503,664	29,444,867	(58,797)
153	90 Day Sterling	Mar. 2012	29,466,070	29,373,304	(92,766)
154	90 Day Sterling	Jun. 2012	29,611,709	29,484,253	(127,456)
154	90 Day Sterling	Sep. 2012	29,564,371	29,400,218	(164,153)
1,469	2 Year U.S. Treasury Notes	Mar. 2011	321,588,437	321,573,281	(15,156)
718	5 Year U.S. Treasury Notes	Mar. 2011	85,662,663	84,522,062	(1,140,601)

					$(9,159,129)

(1)	Cash of $7,000 and U.S. Treasury securities with an aggregate market value of $22,316,617 has been segregated with the custodian to cover requirements for open futures contracts at December 31, 2010.

Forward foreign currency exchange contracts outstanding at December 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 01/28/11	Barclays Capital Group	AUD	2,600	$2,571,850	$2,649,162	$77,312
Expiring 01/28/11	Credit Suisse First Boston Corp.	AUD	22,935	21,806,781	23,368,666	1,561,885
Expiring 01/28/11	Royal Bank of Scotland	AUD	22,935	21,832,147	23,368,666	1,536,519
Brazilian Real, Expiring 03/02/11	Hong Kong & Shanghai Bank	BRL	268,348	157,360,916	159,502,048	2,141,132
Expiring 09/02/11	Morgan Stanley	BRL	3,533	1,900,000	2,015,055	115,055
Canadian Dollar, Expiring 02/17/11	Deutsche Bank	CAD	99,571	98,861,176	100,044,470	1,183,294
Expiring 02/17/11	Morgan Stanley	CAD	1,222	1,204,155	1,227,811	23,656
Expiring 02/17/11	Royal Bank of Canada	CAD	3,656	3,586,969	3,673,385	86,416
Expiring 02/17/11	Royal Bank of Scotland	CAD	4,718	4,659,753	4,740,434	80,681
Chinese Yuan, Expiring 04/07/11	Barclays Capital Group	CNY	41,095	6,204,000	6,235,682	31,682
Expiring 04/07/11	Barclays Capital Group	CNY	39,955	6,030,000	6,062,624	32,624
Expiring 04/07/11	Barclays Capital Group	CNY	31,366	4,738,000	4,759,320	21,320
Expiring 04/07/11	Barclays Capital Group	CNY	31,366	4,738,000	4,759,320	21,320
Expiring 04/07/11	Deutsche Bank	CNY	130,587	19,449,884	19,814,824	364,940
Expiring 04/07/11	Hong Kong & Shanghai Bank	CNY	44,764	6,762,000	6,792,428	30,428
Expiring 04/07/11	Hong Kong & Shanghai Bank	CNY	44,764	6,762,000	6,792,428	30,428
Expiring 04/07/11	Morgan Stanley	CNY	5,552	838,000	842,407	4,407
Expiring 11/15/11	Barclays Capital Group	CNY	12,019	1,849,646	1,833,209	(16,437)
Expiring 11/15/11	Barclays Capital Group	CNY	3,781	588,482	576,700	(11,782)
Expiring 11/15/11	JPMorgan Chase	CNY	9,290	1,446,364	1,416,965	(29,399)

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (cont’d.),
Expiring 11/15/11	JPMorgan Chase	CNY	1,487	$231,116	$226,806	$(4,310)
Expiring 11/15/11	Royal Bank of Scotland	CNY	10,725	1,657,415	1,635,860	(21,555)
Expiring 02/13/12	Barclays Capital Group	CNY	3,316	518,579	508,934	(9,645)
Indian Rupee, Expiring 01/12/11	Barclays Capital Group	INR	45,660	1,000,000	1,018,878	18,878
Expiring 01/12/11	Citigroup Global Markets	INR	227,400	5,000,000	5,074,307	74,307
Expiring 01/12/11	JPMorgan Chase	INR	45,680	1,000,000	1,019,324	19,324
Expiring 01/12/11	Morgan Stanley	INR	91,400	2,000,000	2,039,541	39,541
Expiring 01/12/11	Morgan Stanley	INR	45,710	1,000,000	1,019,994	19,994
Expiring 03/09/11	Barclays Capital Group	INR	87,082	1,927,019	1,923,281	(3,738)
Expiring 03/09/11	Royal Bank of Scotland	INR	48,000	1,066,666	1,060,121	(6,545)
Expiring 05/09/11	Barclays Capital Group	INR	138,000	2,978,631	3,013,155	34,524
Expiring 05/09/11	JPMorgan Chase	INR	317,850	6,823,744	6,940,083	116,339
Expiring 05/09/11	JPMorgan Chase	INR	229,930	5,000,000	5,020,397	20,397
Indonesian Rupiah, Expiring 04/15/11	Citigroup Global Markets	IDR	13,054,060	1,420,000	1,425,051	5,051
Expiring 04/15/11	JPMorgan Chase	IDR	10,153,000	1,100,000	1,108,356	8,356
Expiring 04/15/11	Morgan Stanley	IDR	14,544,000	1,600,000	1,587,701	(12,299)
Expiring 04/15/11	Morgan Stanley	IDR	5,526,000	600,000	603,248	3,248
Expiring 07/27/11	Barclays Capital Group	IDR	22,504,795	2,436,903	2,414,160	(22,743)
Expiring 07/27/11	Barclays Capital Group	IDR	12,048,600	1,290,000	1,292,491	2,491
Expiring 07/27/11	Citigroup Global Markets	IDR	36,544,000	4,002,629	3,920,189	(82,440)
Expiring 07/27/11	Citigroup Global Markets	IDR	23,073,300	2,481,801	2,475,145	(6,656)
Expiring 07/27/11	Citigroup Global Markets	IDR	7,624,000	800,000	817,850	17,850
Expiring 07/27/11	Citigroup Global Markets	IDR	5,157,000	540,000	553,207	13,207
Expiring 07/27/11	Hong Kong & Shanghai Bank	IDR	23,738,300	2,559,661	2,546,481	(13,180)
Expiring 07/27/11	Hong Kong & Shanghai Bank	IDR	13,314,000	1,400,000	1,428,234	28,234
Expiring 07/27/11	Hong Kong & Shanghai Bank	IDR	12,872,400	1,360,000	1,380,862	20,862
Expiring 07/27/11	Hong Kong & Shanghai Bank	IDR	11,997,000	1,290,000	1,286,956	(3,044)
Expiring 07/27/11	Hong Kong & Shanghai Bank	IDR	5,588,000	601,636	599,442	(2,194)
Expiring 07/27/11	JPMorgan Chase	IDR	19,068,000	2,077,351	2,045,484	(31,867)
Expiring 07/27/11	JPMorgan Chase	IDR	5,664,000	600,000	607,595	7,595
Expiring 07/27/11	Royal Bank of Scotland	IDR	5,103,000	540,000	547,415	7,415
Expiring 10/31/11	Deutsche Bank	IDR	36,978,000	3,986,846	3,906,401	(80,445)
Expiring 10/31/11	Royal Bank of Scotland	IDR	78,063,500	8,410,202	8,246,725	(163,477)
Japanese Yen, Expiring 01/05/11	Credit Suisse First Boston Corp.	JPY	97,416	1,200,000	1,200,893	893
Expiring 01/06/11	Citigroup Global Markets	JPY	105,582	1,300,000	1,301,550	1,550
Expiring 01/06/11	Citigroup Global Markets	JPY	105,453	1,300,000	1,299,963	(37)
Expiring 01/06/11	Citigroup Global Markets	JPY	97,326	1,200,000	1,199,774	(226)
Expiring 01/06/11	JPMorgan Chase	JPY	98,026	1,200,000	1,207,456	7,456
Expiring 01/06/11	UBS Securities	JPY	89,880	1,100,000	1,107,109	7,109
Expiring 01/14/11	Barclays Capital Group	JPY	198,360	2,381,928	2,443,562	61,634
Expiring 01/14/11	Citigroup Global Markets	JPY	460,685	5,471,169	5,675,097	203,928
Expiring 01/14/11	Citigroup Global Markets	JPY	32,430	386,060	399,500	13,440
Expiring 01/14/11	Credit Suisse First Boston Corp.	JPY	1,042,410	12,377,814	12,841,265	463,451
Expiring 01/14/11	Credit Suisse First Boston Corp.	JPY	215,350	2,557,115	2,652,859	95,744
Expiring 01/14/11	JPMorgan Chase	JPY	56,288	670,239	693,402	23,163
Expiring 01/14/11	Morgan Stanley	JPY	371,835	4,548,274	4,580,570	32,296
Expiring 01/14/11	Royal Bank of Canada	JPY	335,452	4,002,300	4,132,374	130,074
Expiring 01/14/11	Royal Bank of Scotland	JPY	37,526	446,932	462,276	15,344
Expiring 01/14/11	UBS Securities	JPY	209,560	2,529,412	2,581,533	52,121
Expiring 01/14/11	UBS Securities	JPY	192,073	2,318,342	2,366,114	47,772
Expiring 01/14/11	UBS Securities	JPY	58,626	700,000	722,200	22,200

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Malaysian Ringgit, Expiring 02/07/11	Barclays Capital Group	MYR	7,920	$2,552,780	$2,561,670	$8,890
Expiring 02/07/11	Barclays Capital Group	MYR	4,950	1,593,331	1,601,044	7,713
Expiring 02/07/11	Citigroup Global Markets	MYR	4,520	1,458,065	1,461,963	3,898
Expiring 02/07/11	Deutsche Bank	MYR	7,940	2,558,402	2,568,139	9,737
Expiring 02/07/11	Hong Kong & Shanghai Bank	MYR	4,340	1,400,000	1,403,743	3,743
Expiring 02/07/11	JPMorgan Chase	MYR	5,863	1,900,000	1,896,476	(3,524)
Expiring 02/07/11	JPMorgan Chase	MYR	4,033	1,300,000	1,304,527	4,527
Expiring 02/07/11	JPMorgan Chase	MYR	3,722	1,199,108	1,203,749	4,641
Expiring 02/07/11	Royal Bank of Scotland	MYR	4,210	1,359,512	1,361,696	2,184
Mexican Peso, Expiring 02/22/11	Barclays Capital Group	MXN	225,989	17,081,577	18,228,923	1,147,346
Expiring 02/22/11	Barclays Capital Group	MXN	67,535	5,400,000	5,447,569	47,569
Expiring 02/22/11	Barclays Capital Group	MXN	36,211	2,800,000	2,920,880	120,880
Expiring 02/22/11	Barclays Capital Group	MXN	24,988	2,000,000	2,015,602	15,602
Expiring 02/22/11	Barclays Capital Group	MXN	15,637	1,200,000	1,261,330	61,330
Expiring 02/22/11	Barclays Capital Group	MXN	7,697	600,000	620,870	20,870
Expiring 02/22/11	Citigroup Global Markets	MXN	49,497	3,900,000	3,992,554	92,554
Expiring 02/22/11	Citigroup Global Markets	MXN	27,100	2,200,000	2,185,929	(14,071)
Expiring 02/22/11	Citigroup Global Markets	MXN	18,593	1,500,000	1,499,723	(277)
Expiring 02/22/11	Citigroup Global Markets	MXN	16,101	1,300,000	1,298,711	(1,289)
Expiring 02/22/11	Citigroup Global Markets	MXN	13,536	1,100,000	1,091,811	(8,189)
Expiring 02/22/11	Citigroup Global Markets	MXN	8,980	700,000	724,376	24,376
Expiring 02/22/11	Citigroup Global Markets	MXN	8,800	700,000	709,808	9,808
Expiring 02/22/11	Citigroup Global Markets	MXN	7,826	600,000	631,299	31,299
Expiring 02/22/11	Citigroup Global Markets	MXN	7,618	600,000	614,481	14,481
Expiring 02/22/11	Deutsche Bank	MXN	8,914	700,000	719,040	19,040
Expiring 02/22/11	JPMorgan Chase	MXN	15,233	1,200,000	1,228,768	28,768
Expiring 02/22/11	JPMorgan Chase	MXN	9,892	800,000	797,884	(2,116)
Expiring 02/22/11	JPMorgan Chase	MXN	8,500	687,760	685,634	(2,126)
Expiring 02/22/11	Morgan Stanley	MXN	51,590	4,100,000	4,161,417	61,417
Expiring 02/22/11	Morgan Stanley	MXN	29,110	2,300,000	2,348,090	48,090
Expiring 02/22/11	Morgan Stanley	MXN	24,980	2,000,000	2,014,956	14,956
Expiring 02/22/11	Morgan Stanley	MXN	24,773	2,000,000	1,998,259	(1,741)
Expiring 02/22/11	Morgan Stanley	MXN	23,643	1,900,000	1,907,082	7,082
Expiring 02/22/11	Morgan Stanley	MXN	18,995	1,500,000	1,532,210	32,210
Expiring 02/22/11	Morgan Stanley	MXN	17,841	1,400,000	1,439,097	39,097
Expiring 02/22/11	Morgan Stanley	MXN	17,476	1,400,000	1,409,679	9,679
Expiring 02/22/11	Morgan Stanley	MXN	17,369	1,400,000	1,401,017	1,017
Expiring 02/22/11	Morgan Stanley	MXN	16,354	1,300,000	1,319,159	19,159
Expiring 02/22/11	Morgan Stanley	MXN	16,106	1,300,000	1,299,131	(869)
Expiring 02/22/11	Morgan Stanley	MXN	16,032	1,300,000	1,293,153	(6,847)
Expiring 02/22/11	Morgan Stanley	MXN	15,230	1,200,000	1,228,526	28,526
Expiring 02/22/11	Morgan Stanley	MXN	15,227	1,200,000	1,228,275	28,275
Expiring 02/22/11	Morgan Stanley	MXN	15,038	1,200,000	1,212,991	12,991
Expiring 02/22/11	Morgan Stanley	MXN	13,958	1,100,000	1,125,927	25,927
Expiring 02/22/11	Morgan Stanley	MXN	13,597	1,100,000	1,096,780	(3,220)
Expiring 02/22/11	Morgan Stanley	MXN	11,141	900,000	898,636	(1,364)
Expiring 02/22/11	Morgan Stanley	MXN	11,136	900,000	898,273	(1,727)
Expiring 02/22/11	Morgan Stanley	MXN	11,075	900,000	893,373	(6,627)
Expiring 02/22/11	Morgan Stanley	MXN	9,123	700,000	735,849	35,849
Expiring 02/22/11	Morgan Stanley	MXN	8,989	700,000	725,054	25,054
Expiring 02/22/11	Morgan Stanley	MXN	8,985	700,000	724,771	24,771
Expiring 02/22/11	Morgan Stanley	MXN	8,801	700,000	709,933	9,933
Expiring 02/22/11	Morgan Stanley	MXN	8,701	700,000	701,847	1,847
Expiring 02/22/11	Morgan Stanley	MXN	8,700	700,000	701,790	1,790
Expiring 02/22/11	Morgan Stanley	MXN	7,620	600,000	614,621	14,621

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso, (cont’d.)
Expiring 02/22/11	Morgan Stanley	MXN	7,484	$600,000	$603,688	$3,688
Expiring 02/22/11	Morgan Stanley	MXN	7,483	600,000	603,592	3,592
Expiring 02/22/11	UBS Securities	MXN	34,927	2,800,000	2,817,325	17,325
Expiring 02/22/11	UBS Securities	MXN	26,005	2,100,000	2,097,664	(2,336)
Expiring 02/22/11	UBS Securities	MXN	17,649	1,400,000	1,423,580	23,580
Expiring 02/22/11	UBS Securities	MXN	8,912	700,000	718,899	18,899
New Taiwanese Dollar, Expiring 01/14/11	Deutsche Bank	TWD	10,204	329,853	350,125	20,272
Expiring 01/14/11	Deutsche Bank	TWD	3,107	98,713	106,626	7,913
Expiring 01/14/11	JPMorgan Chase	TWD	8,150	258,075	279,647	21,572
Expiring 01/14/11	Morgan Stanley	TWD	12,546	399,236	430,485	31,249
Expiring 01/14/11	UBS Securities	TWD	6,794	214,356	233,119	18,763
Expiring 04/06/11	Deutsche Bank	TWD	24,000	806,723	825,388	18,665
Expiring 04/06/11	Deutsche Bank	TWD	23,600	769,356	811,631	42,275
Expiring 04/06/11	Deutsche Bank	TWD	16,801	566,757	577,823	11,066
Expiring 04/06/11	JPMorgan Chase	TWD	68,195	2,253,641	2,345,311	91,670
Philippine Peso, Expiring 02/07/11	Citigroup Global Markets	PHP	57,369	1,300,000	1,309,824	9,824
Expiring 02/07/11	Citigroup Global Markets	PHP	57,330	1,300,000	1,308,934	8,934
Expiring 02/07/11	JPMorgan Chase	PHP	57,278	1,300,000	1,307,747	7,747
Expiring 04/15/11	Barclays Capital Group	PHP	38,232	900,000	872,097	(27,903)
Expiring 04/15/11	Citigroup Global Markets	PHP	65,415	1,500,000	1,492,159	(7,841)
Expiring 04/15/11	Citigroup Global Markets	PHP	19,238	450,000	438,820	(11,180)
Expiring 04/15/11	JPMorgan Chase	PHP	65,625	1,500,000	1,496,949	(3,051)
Expiring 04/15/11	JPMorgan Chase	PHP	19,206	450,000	438,101	(11,899)
Expiring 06/15/11	Barclays Capital Group	PHP	142,992	3,200,000	3,255,952	55,952
Expiring 06/15/11	Barclays Capital Group	PHP	142,240	3,200,000	3,238,829	38,829
Expiring 06/15/11	Barclays Capital Group	PHP	141,984	3,200,000	3,233,000	33,000
Expiring 06/15/11	Barclays Capital Group	PHP	53,820	1,200,000	1,225,491	25,491
Expiring 06/15/11	Barclays Capital Group	PHP	48,950	1,100,000	1,114,600	14,600
Expiring 06/15/11	Citigroup Global Markets	PHP	76,584	1,795,220	1,743,833	(51,387)
Expiring 06/15/11	Citigroup Global Markets	PHP	69,000	1,583,295	1,571,142	(12,153)
Expiring 06/15/11	Citigroup Global Markets	PHP	55,600	1,265,938	1,266,021	83
Expiring 06/15/11	Citigroup Global Markets	PHP	52,420	1,192,176	1,193,612	1,436
Expiring 06/15/11	Citigroup Global Markets	PHP	38,430	900,000	875,058	(24,942)
Expiring 06/15/11	Citigroup Global Markets	PHP	26,000	598,251	592,024	(6,227)
Expiring 06/15/11	Deutsche Bank	PHP	52,631	1,199,977	1,198,417	(1,560)
Expiring 06/15/11	Deutsche Bank	PHP	34,568	800,000	787,119	(12,881)
Expiring 06/15/11	Hong Kong & Shanghai Bank	PHP	39,540	903,358	900,332	(3,026)
Expiring 06/15/11	JPMorgan Chase	PHP	67,380	1,500,000	1,534,254	34,254
Expiring 06/15/11	JPMorgan Chase	PHP	60,956	1,400,000	1,387,978	(12,022)
Expiring 06/15/11	JPMorgan Chase	PHP	58,240	1,300,000	1,326,135	26,135
Expiring 06/15/11	JPMorgan Chase	PHP	54,067	1,232,999	1,231,115	(1,884)
Expiring 06/15/11	JPMorgan Chase	PHP	51,840	1,200,000	1,180,406	(19,594)
Expiring 11/15/11	Citigroup Global Markets	PHP	70,224	1,600,000	1,594,578	(5,422)
Expiring 11/15/11	Citigroup Global Markets	PHP	61,894	1,400,000	1,405,428	5,428
Expiring 11/15/11	Citigroup Global Markets	PHP	54,375	1,250,000	1,234,694	(15,306)
Expiring 11/15/11	Citigroup Global Markets	PHP	53,460	1,200,000	1,213,917	13,917
Expiring 11/15/11	Citigroup Global Markets	PHP	47,735	1,100,000	1,083,908	(16,092)
Expiring 11/15/11	Citigroup Global Markets	PHP	47,410	1,100,000	1,076,540	(23,460)
Expiring 11/15/11	Deutsche Bank	PHP	55,063	1,250,000	1,250,305	305
Expiring 11/15/11	Goldman Sachs & Co.	PHP	92,232	2,100,000	2,094,314	(5,686)
Expiring 11/15/11	JPMorgan Chase	PHP	92,610	2,100,000	2,102,897	2,897
Expiring 11/15/11	JPMorgan Chase	PHP	53,244	1,200,000	1,209,012	9,012
Expiring 11/15/11	JPMorgan Chase	PHP	47,410	1,100,000	1,076,540	(23,460)

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Singapore Dollar, Expiring 01/14/11	JPMorgan Chase	SGD	1,712	$1,300,000	$1,334,320	$34,320
Expiring 01/14/11	JPMorgan Chase	SGD	1,363	1,033,333	1,061,821	28,488
Expiring 01/14/11	JPMorgan Chase	SGD	1,354	1,033,333	1,055,057	21,724
Expiring 01/14/11	JPMorgan Chase	SGD	1,353	1,033,333	1,054,333	21,000
Expiring 02/24/11	Citigroup Global Markets	SGD	771	600,000	600,643	643
Expiring 02/24/11	Hong Kong & Shanghai Bank	SGD	1,955	1,500,000	1,523,407	23,407
Expiring 02/24/11	Hong Kong & Shanghai Bank	SGD	1,836	1,400,000	1,430,563	30,563
Expiring 02/24/11	Hong Kong & Shanghai Bank	SGD	1,562	1,200,000	1,217,313	17,313
Expiring 02/24/11	Morgan Stanley	SGD	1,704	1,300,000	1,328,218	28,218
Expiring 02/24/11	Morgan Stanley	SGD	771	600,000	600,973	973
Expiring 03/09/11	Citigroup Global Markets	SGD	1,718	1,300,000	1,338,817	38,817
Expiring 03/09/11	Goldman Sachs & Co.	SGD	1,542	1,200,000	1,201,886	1,886
Expiring 03/09/11	Hong Kong & Shanghai Bank	SGD	2,104	1,600,000	1,639,626	39,626
Expiring 03/09/11	Hong Kong & Shanghai Bank	SGD	2,066	1,600,000	1,609,572	9,572
Expiring 03/09/11	Hong Kong & Shanghai Bank	SGD	1,979	1,500,000	1,541,819	41,819
Expiring 03/09/11	Hong Kong & Shanghai Bank	SGD	1,718	1,300,000	1,338,918	38,918
Expiring 03/09/11	JPMorgan Chase	SGD	1,556	1,200,000	1,212,266	12,266
Expiring 03/09/11	JPMorgan Chase	SGD	1,545	1,200,000	1,203,570	3,570
Expiring 03/09/11	Morgan Stanley	SGD	925	700,000	720,956	20,956
Expiring 06/09/11	Citigroup Global Markets	SGD	1,286	1,000,000	1,002,391	2,391
Expiring 06/09/11	Deutsche Bank	SGD	4,600	3,525,931	3,584,419	58,488
Expiring 06/09/11	Deutsche Bank	SGD	2,545	1,956,029	1,983,111	27,082
Expiring 06/09/11	Goldman Sachs & Co.	SGD	2,225	1,700,000	1,734,002	34,002
Expiring 06/09/11	Goldman Sachs & Co.	SGD	1,682	1,300,000	1,310,300	10,300
Expiring 06/09/11	Goldman Sachs & Co.	SGD	1,560	1,200,000	1,215,586	15,586
Expiring 06/09/11	Goldman Sachs & Co.	SGD	1,544	1,200,000	1,203,336	3,336
Expiring 06/09/11	Goldman Sachs & Co.	SGD	1,296	1,000,000	1,009,715	9,715
Expiring 06/09/11	Goldman Sachs & Co.	SGD	1,292	1,000,000	1,006,598	6,598
Expiring 06/09/11	JPMorgan Chase	SGD	2,096	1,600,000	1,633,248	33,248
Expiring 06/09/11	JPMorgan Chase	SGD	1,560	1,200,000	1,215,305	15,305
Expiring 06/09/11	JPMorgan Chase	SGD	1,546	1,200,000	1,204,552	4,552
Expiring 06/09/11	JPMorgan Chase	SGD	1,286	1,000,000	1,002,001	2,001
Expiring 06/09/11	Royal Bank of Scotland	SGD	5,782	4,392,745	4,505,489	112,744
South African Rand, Expiring 01/28/11	Barclays Capital Group	ZAR	8,741	1,200,000	1,321,177	121,177
Expiring 01/28/11	Hong Kong & Shanghai Bank	ZAR	143,845	20,524,347	21,742,235	1,217,888
Expiring 01/28/11	Hong Kong & Shanghai Bank	ZAR	19,536	2,800,000	2,952,817	152,817
Expiring 01/28/11	JPMorgan Chase	ZAR	8,741	1,200,000	1,321,177	121,177
Expiring 01/28/11	Morgan Stanley	ZAR	19,509	2,800,000	2,948,796	148,796
Expiring 04/28/11	JPMorgan Chase	ZAR	9,757	1,400,000	1,456,294	56,294
Expiring 04/28/11	Morgan Stanley	ZAR	9,069	1,300,000	1,353,631	53,631
Expiring 09/13/11	Barclays Capital Group	ZAR	10,642	1,400,000	1,557,752	157,752
Expiring 09/13/11	Morgan Stanley	ZAR	5,319	700,000	778,620	78,620
Expiring 09/13/11	UBS Securities	ZAR	4,560	600,000	667,476	67,476
South Korean Won, Expiring 01/19/11	Citigroup Global Markets	KRW	1,500,330	1,300,000	1,320,482	20,482
Expiring 01/19/11	JPMorgan Chase	KRW	1,276,000	1,100,000	1,123,043	23,043
Expiring 01/19/11	JPMorgan Chase	KRW	1,266,430	1,100,000	1,114,621	14,621
Expiring 01/19/11	JPMorgan Chase	KRW	1,260,600	1,100,000	1,109,489	9,489
Expiring 01/19/11	JPMorgan Chase	KRW	1,129,900	1,000,000	994,457	(5,543)
Expiring 01/19/11	Morgan Stanley	KRW	3,548,260	3,100,000	3,122,923	22,923
Expiring 01/19/11	Morgan Stanley	KRW	3,303,390	2,900,000	2,907,406	7,406
Expiring 01/19/11	Morgan Stanley	KRW	3,164,700	2,800,000	2,785,341	(14,659)
Expiring 01/19/11	Morgan Stanley	KRW	2,877,750	2,500,000	2,532,788	32,788
Expiring 01/19/11	Morgan Stanley	KRW	2,259,200	2,000,000	1,988,385	(11,615)
Expiring 01/19/11	Morgan Stanley	KRW	1,728,120	1,500,000	1,520,967	20,967
Expiring 01/19/11	Morgan Stanley	KRW	1,694,250	1,500,000	1,491,157	(8,843)

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
South Korean Won (cont’d.),
Expiring 01/19/11	Morgan Stanley	KRW	1,680,375	$1,500,000	$1,478,945	$(21,055)
Expiring 01/19/11	Morgan Stanley	KRW	1,582,840	1,400,000	1,393,102	(6,898)
Expiring 01/19/11	Morgan Stanley	KRW	1,496,430	1,300,000	1,317,050	17,050
Expiring 01/19/11	Morgan Stanley	KRW	1,443,572	1,300,000	1,270,528	(29,472)
Expiring 01/19/11	Morgan Stanley	KRW	1,381,920	1,200,000	1,216,267	16,267
Expiring 05/09/11	Barclays Capital Group	KRW	1,454,700	1,300,000	1,274,554	(25,446)
Expiring 05/09/11	Barclays Capital Group	KRW	574,700	511,618	503,531	(8,087)
Expiring 05/09/11	Citigroup Global Markets	KRW	2,226,000	1,970,784	1,950,339	(20,445)
Expiring 05/09/11	Citigroup Global Markets	KRW	2,005,000	1,787,306	1,756,707	(30,599)
Expiring 05/09/11	Citigroup Global Markets	KRW	1,938,340	1,700,000	1,698,302	(1,698)
Expiring 05/09/11	Citigroup Global Markets	KRW	1,373,000	1,225,893	1,202,972	(22,921)
Expiring 05/09/11	Citigroup Global Markets	KRW	1,346,400	1,200,000	1,179,666	(20,334)
Expiring 05/09/11	Citigroup Global Markets	KRW	1,293,750	1,150,000	1,133,536	(16,464)
Expiring 05/09/11	Citigroup Global Markets	KRW	1,279,490	1,150,000	1,121,042	(28,958)
Expiring 05/09/11	Goldman Sachs & Co.	KRW	1,007,100	900,000	882,384	(17,616)
Expiring 05/09/11	Goldman Sachs & Co.	KRW	463,129	408,115	405,776	(2,339)
Expiring 05/09/11	Hong Kong & Shanghai Bank	KRW	2,295,000	2,000,000	2,010,794	10,794
Expiring 05/09/11	Hong Kong & Shanghai Bank	KRW	1,084,000	965,616	949,761	(15,855)
Expiring 05/09/11	JPMorgan Chase	KRW	32,594,067	28,142,002	28,557,719	415,717
Expiring 05/09/11	JPMorgan Chase	KRW	2,501,100	2,205,493	2,191,371	(14,122)
Expiring 05/09/11	JPMorgan Chase	KRW	2,385,600	2,100,000	2,090,175	(9,825)
Expiring 05/09/11	JPMorgan Chase	KRW	2,380,770	2,100,000	2,085,943	(14,057)
Expiring 05/09/11	JPMorgan Chase	KRW	2,056,680	1,800,000	1,801,987	1,987
Expiring 05/09/11	JPMorgan Chase	KRW	1,562,960	1,400,000	1,369,408	(30,592)
Expiring 05/09/11	JPMorgan Chase	KRW	1,391,640	1,200,000	1,219,304	19,304
Expiring 05/09/11	JPMorgan Chase	KRW	1,347,240	1,200,000	1,180,402	(19,598)
Expiring 05/09/11	JPMorgan Chase	KRW	1,335,720	1,200,000	1,170,309	(29,691)
Expiring 05/09/11	Morgan Stanley	KRW	2,807,825	2,500,000	2,460,113	(39,887)
Expiring 05/09/11	Morgan Stanley	KRW	2,802,825	2,500,000	2,455,732	(44,268)
Expiring 05/09/11	Royal Bank of Scotland	KRW	2,175,000	1,922,482	1,909,726	(12,756)
Expiring 05/09/11	UBS Securities	KRW	1,626,100	1,400,000	1,424,729	24,729
Turkish New Lira, Expiring 01/27/11	Barclays Capital Group	TRY	5,316	3,700,000	3,432,037	(267,963)
Expiring 01/27/11	Barclays Capital Group	TRY	2,121	1,400,000	1,369,397	(30,603)
Expiring 01/27/11	Barclays Capital Group	TRY	2,041	1,300,000	1,317,802	17,802
Expiring 01/27/11	Barclays Capital Group	TRY	1,552	1,000,000	1,001,995	1,995
Expiring 01/27/11	Citigroup Global Markets	TRY	2,293	1,500,000	1,480,478	(19,522)
Expiring 01/27/11	Citigroup Global Markets	TRY	2,121	1,400,000	1,369,307	(30,693)
Expiring 01/27/11	Credit Suisse First Boston Corp.	TRY	905	600,000	584,560	(15,440)
Expiring 01/27/11	Hong Kong & Shanghai Bank	TRY	2,043	1,300,000	1,318,641	18,641
Expiring 01/27/11	Hong Kong & Shanghai Bank	TRY	1,946	1,300,000	1,256,350	(43,650)
Expiring 01/27/11	Hong Kong & Shanghai Bank	TRY	1,918	1,300,000	1,238,348	(61,652)
Expiring 01/27/11	Hong Kong & Shanghai Bank	TRY	1,662	1,100,000	1,073,185	(26,815)
Expiring 01/27/11	Hong Kong & Shanghai Bank	TRY	1,552	1,000,000	1,001,640	1,640
Expiring 01/27/11	Hong Kong & Shanghai Bank	TRY	1,207	800,000	779,104	(20,896)
Expiring 01/27/11	JPMorgan Chase	TRY	2,141	1,400,000	1,382,141	(17,859)
Expiring 01/27/11	JPMorgan Chase	TRY	1,944	1,300,000	1,255,301	(44,699)
Expiring 01/27/11	JPMorgan Chase	TRY	1,918	1,300,000	1,238,432	(61,568)
Expiring 01/27/11	JPMorgan Chase	TRY	1,868	1,300,000	1,206,120	(93,880)
Expiring 01/27/11	JPMorgan Chase	TRY	1,815	1,200,000	1,171,755	(28,245)
Expiring 01/27/11	JPMorgan Chase	TRY	1,814	1,200,000	1,170,825	(29,175)
Expiring 01/27/11	Morgan Stanley	TRY	1,552	1,000,000	1,001,640	1,640
Expiring 01/27/11	UBS Securities	TRY	1,554	1,000,000	1,003,028	3,028

				$852,276,726	$865,431,280	$13,154,554

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 01/28/11	Barclays Capital Group	AUD	22,935	$22,014,733	$23,368,666	$(1,353,933)
Expiring 01/28/11	Credit Suisse First Boston Corp.	AUD	94	93,554	95,777	(2,223)
British Pound, Expiring 03/21/11	Royal Bank of Scotland	GBP	25,813	40,352,301	40,219,381	132,920
Canadian Dollar, Expiring 02/17/11	Hong Kong & Shanghai Bank	CAD	9,917	9,734,383	9,964,157	(229,774)
Euro, Expiring 01/06/11	Citigroup Global Markets	EUR	13,543	18,323,273	18,097,442	225,831
Expiring 01/06/11	Credit Suisse First Boston Corp.	EUR	600	797,703	801,777	(4,074)
Expiring 01/06/11	Royal Bank of Scotland	EUR	700	930,887	935,407	(4,520)
Expiring 01/06/11	UBS Securities	EUR	500	664,531	668,147	(3,616)
Expiring 01/25/11	Barclays Capital Group	EUR	10,251	13,428,400	13,697,907	(269,507)
Expiring 01/25/11	Barclays Capital Group	EUR	2,400	3,169,920	3,207,002	(37,082)
Expiring 01/25/11	Barclays Capital Group	EUR	1,800	2,406,202	2,405,251	951
Expiring 01/25/11	Barclays Capital Group	EUR	1,700	2,230,337	2,271,626	(41,289)
Expiring 01/25/11	Barclays Capital Group	EUR	430	563,283	574,588	(11,305)
Expiring 01/25/11	Citigroup Global Markets	EUR	69,679	96,792,494	93,108,620	3,683,874
Expiring 01/25/11	Citigroup Global Markets	EUR	3,314	4,318,228	4,428,335	(110,107)
Expiring 01/25/11	Citigroup Global Markets	EUR	2,400	3,179,450	3,207,002	(27,552)
Expiring 01/25/11	Credit Suisse First Boston Corp.	EUR	2,776	3,723,199	3,709,432	13,767
Expiring 01/25/11	Credit Suisse First Boston Corp.	EUR	2,098	2,773,256	2,803,454	(30,198)
Expiring 01/25/11	Credit Suisse First Boston Corp.	EUR	866	1,156,803	1,157,193	(390)
Expiring 01/25/11	Deutsche Bank	EUR	69,680	96,863,771	93,109,957	3,753,814
Expiring 01/25/11	Morgan Stanley	EUR	2,397	3,178,793	3,202,993	(24,200)
Expiring 01/25/11	Royal Bank of Canada	EUR	1,362	1,782,157	1,819,974	(37,817)
Expiring 01/25/11	Royal Bank of Scotland	EUR	4,687	6,165,856	6,263,008	(97,152)
Expiring 01/25/11	Royal Bank of Scotland	EUR	694	961,449	927,358	34,091
Expiring 01/25/11	UBS Securities	EUR	1,700	2,247,471	2,271,626	(24,155)
Expiring 01/25/11	UBS Securities	EUR	1,681	2,204,181	2,246,238	(42,057)
Indian Rupee, Expiring 01/12/11	Barclays Capital Group	INR	138,000	3,034,301	3,079,395	(45,094)
Expiring 01/12/11	JPMorgan Chase	INR	317,850	6,950,579	7,092,649	(142,070)
Japanese Yen, Expiring 01/14/11	Goldman Sachs & Co.	JPY	1,592,646	18,921,553	19,619,525	(697,972)
Expiring 01/14/11	Royal Bank of Canada	JPY	948,003	11,258,809	11,678,281	(419,472)
Expiring 01/14/11	Royal Bank of Scotland	JPY	1,896,006	22,557,804	23,356,563	(798,759)
New Taiwanese Dollar, Expiring 01/14/11	Deutsche Bank	TWD	24,000	800,534	823,500	(22,966)
Expiring 01/14/11	Deutsche Bank	TWD	16,801	562,393	576,501	(14,108)
Singapore Dollar, Expiring 01/14/11	Royal Bank of Scotland	SGD	5,782	4,392,979	4,505,532	(112,553)
South Korean Won, Expiring 01/19/11	JPMorgan Chase	KRW	32,594,067	28,227,303	28,686,952	(459,649)

				$436,762,870	$433,981,216	$2,781,654

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup, Inc.(1)	12/15/15		$88,800	1.70%	3 month LIBOR	$(1,859,776)	$(263,920)	$(1,595,856)
Deutsche Bank AG(1)	06/15/11	AUD	106,200	4.50%	3 month Australian Bank Bill rate	(364,920)	(277,190)	(87,730)
UBS AG(1)	09/15/12	AUD	53,300	6.00%	6 month Australian Bank Bill rate	672,446	—	672,446
Barclays Bank PLC(1)	01/02/12	BRL	8,000	10.84%	Brazilian interbank lending rate	43,575	7,829	35,746
Barclays Bank PLC(1)	01/02/12	BRL	2,400	10.60%	Brazilian interbank lending rate	5,091	—	5,091
Barclays Bank PLC(1)	01/02/14	BRL	12,500	11.99%	Brazilian interbank lending rate	57,289	48,247	9,042
Barclays Bank PLC(1)	01/02/13	BRL	125,800	11.91%	Brazilian interbank lending rate	460,860	81,977	378,883
Credit Suisse International(1)	01/02/12	BRL	2,300	11.76%	Brazilian interbank lending rate	19,629	7,185	12,444
Credit Suisse International(1)	01/02/13	BRL	309,200	12.48%	Brazilian interbank lending rate	2,332,025	191,774	2,140,251
HSBC Bank USA, N.A.(1)	01/02/12	BRL	1,200	14.77%	Brazilian interbank lending rate	71,102	3,275	67,827
HSBC Bank USA, N.A.(1)	01/02/13	BRL	40,600	11.88%	Brazilian interbank lending rate	113,783	(23,600)	137,383
HSBC Bank USA, N.A.(1)	01/02/12	BRL	2,200	10.61%	Brazilian interbank lending rate	4,965	—	4,965
HSBC Bank USA, N.A.(1)	01/02/12	BRL	20,500	11.14%	Brazilian interbank lending rate	191,174	54,257	136,917
HSBC Bank USA, N.A.(1)	01/02/12	BRL	24,400	11.36%	Brazilian interbank lending rate	196,372	60,705	135,667
HSBC Bank USA, N.A.(1)	01/02/13	BRL	35,600	12.30%	Brazilian interbank lending rate	352,809	89,139	263,670
HSBC Bank USA, N.A.(1)	01/02/14	BRL	93,700	12.54%	Brazilian interbank lending rate	1,315,590	94,508	1,221,082
HSBC Bank USA, N.A.(1)	01/02/13	BRL	235,700	11.89%	Brazilian interbank lending rate	1,017,512	88,174	929,338
Merrill Lynch & Co.(1)	01/02/12	BRL	20,800	11.98%	Brazilian interbank lending rate	407,313	—	407,313
Merrill Lynch & Co.(1)	01/02/12	BRL	26,900	12.54%	Brazilian interbank lending rate	779,470	(48,779)	828,249
Merrill Lynch & Co.(1)	01/02/12	BRL	4,200	14.77%	Brazilian interbank lending rate	248,856	7,079	241,777
Morgan Stanley Capital Services, Inc.(1)	01/02/14	BRL	60,900	12.51%	Brazilian interbank lending rate	828,709	38,159	790,550
Morgan Stanley Capital Services, Inc.(1)	01/02/13	BRL	13,600	11.98%	Brazilian interbank lending rate	71,310	16,226	55,084
Morgan Stanley Capital Services, Inc.(1)	01/02/13	BRL	35,900	12.59%	Brazilian interbank lending rate	316,229	107,373	208,856
Morgan Stanley Capital Services, Inc.(1)	01/02/14	BRL	12,800	11.89%	Brazilian interbank lending rate	5,626	(1,969)	7,595
Royal Bank of Scotland PLC(1)	01/02/13	BRL	125,000	12.61%	Brazilian interbank lending rate	1,224,439	(4,775)	1,229,214

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest rate swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Royal Bank of Scotland PLC(1)	01/02/13	BRL	12,500	11.95%	Brazilian interbank lending rate	$952	$11,246	$(10,294)
UBS AG(1)	01/02/12	BRL	24,000	10.58%	Brazilian interbank lending rate	(246,746)	(63,695)	(183,051)
UBS AG(1)	01/02/12	BRL	26,200	12.54%	Brazilian interbank lending rate	759,186	(3,749)	762,935
UBS AG(1)	01/02/12	BRL	31,700	11.42%	Brazilian interbank lending rate	103,659	—	103,659
UBS AG(1)	01/02/14	BRL	27,500	12.25%	Brazilian interbank lending rate	261,427	58,909	202,518
UBS AG(1)	01/02/13	BRL	12,000	12.07%	Brazilian interbank lending rate	80,219	20,838	59,381
Morgan Stanley Capital Services, Inc.(2)	06/15/41		$14,200	4.25%	3 month LIBOR	(79,389)	(60,253)	(19,136)

						$9,390,786	$238,970	$9,151,816

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/Obligation	Fair Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on credit indices—Sell Protection(1)
Barclays Bank PLC	06/20/15	$31,100	5.00%	Dow Jones CDX EM13 Index	$3,974,533	$3,408,832	$565,701
Barclays Bank PLC	06/20/15	500	5.00%	Dow Jones CDX EM13 Index	63,899	52,995	10,904
Barclays Bank PLC	12/20/15	27,300	5.00%	Dow Jones CDX EM14 Index	3,766,536	3,462,148	304,388
Barclays Bank PLC	12/20/15	20,900	5.00%	Dow Jones CDX HY-15 Index	650,167	391,042	259,125
Barclays Bank PLC	12/20/12	38,291	0.76%	Dow Jones CDX IG 9 5Y Index	510,224	—	510,224
Citigroup, Inc.	06/20/12	15,022	0.36%	Dow Jones CDX HY-8 Index	64,283	—	64,283
Citigroup, Inc.	06/20/12	4,815	0.36%	Dow Jones CDX HY-8 Index	20,967	—	20,967
Citigroup, Inc.	06/20/12	4,044	0.40%	Dow Jones CDX HY-8 Index	20,116	—	20,116
Citigroup, Inc.	12/20/15	6,300	5.00%	Dow Jones CDX EM14 Index	870,076	830,963	39,113
Citigroup, Inc.	12/20/15	48,900	5.00%	Dow Jones CDX HY-15 Index	1,520,308	79,023	1,441,285
Citigroup, Inc.	12/20/15	57,700	1.00%	Dow Jones CDX IG 15 5Y Index	419,211	(158,423)	577,634
Credit Suisse International	06/20/15	7,900	5.00%	Dow Jones CDX EM13 Index	1,010,705	825,150	185,555
Credit Suisse International	06/20/15	1,000	5.00%	Dow Jones CDX EM13 Index	127,937	117,876	10,061
Credit Suisse International	12/20/15	21,800	5.00%	Dow Jones CDX HY-15 Index	678,164	361,574	316,590
Credit Suisse International	12/20/15	118,700	1.00%	Dow Jones CDX IG 15 5Y Index	865,259	(443,444)	1,308,703
Deutsche Bank AG	12/20/14	4,000	5.00%	Dow Jones CDX EM12 Index	473,117	314,430	158,687
Deutsche Bank AG	12/20/15	61,000	1.00%	Dow Jones CDX IG 15 5Y Index	443,186	(79,728)	522,914
Deutsche Bank AG	12/20/12	25,463	0.71%	Dow Jones CDX IG 9 5Y Index	312,457	—	312,457
Deutsche Bank AG	06/20/15	22,400	5.00%	Dow Jones CDX EM13 Index	2,865,797	2,437,048	428,749
Deutsche Bank AG	12/20/15	15,400	5.00%	Dow Jones CDX EM14 Index	2,124,712	1,838,711	286,001

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/Obligation	Fair Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on credit indices—Sell Protection(1) (cont’d.)
Deutsche Bank AG	06/20/13	$5,208	0.53%	Dow Jones CDX IG 10 5Y Index	$48,159	$—	$48,159
HSBC Bank USA, N.A.	06/20/15	29,800	5.00%	Dow Jones CDX EM13 Index	3,812,535	3,219,652	592,883
HSBC Bank USA, N.A.	12/20/15	4,700	5.00%	Dow Jones CDX EM14 Index	649,018	588,450	60,568
Morgan Stanley Capital Services, Inc.	06/20/15	15,200	5.00%	Dow Jones CDX EM13 Index	1,942,537	1,694,060	248,477
Morgan Stanley Capital Services, Inc.	12/20/15	6,700	5.00%	Dow Jones CDX EM14 Index	925,196	826,753	98,443
Morgan Stanley Capital Services, Inc.	12/20/15	2,000	5.00%	Dow Jones CDX HY-15 Index	62,217	(11,033)	73,250
Morgan Stanley Capital Services, Inc.	12/20/15	27,400	1.00%	Dow Jones CDX IG 15 5Y Index	199,732	(16,900)	216,632
Royal Bank of Scotland PLC	12/20/15	20,600	5.00%	Dow Jones CDX HY-15 Index	640,457	426,851	213,606
UBS AG	12/20/15	2,200	5.00%	Dow Jones CDX EM14 Index	303,836	290,770	13,066
UBS AG	12/20/15	26,800	1.00%	Dow Jones CDX IG 15 5Y Index	195,357	142,814	52,543

					$29,560,698	$20,599,614	$8,961,084

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at December 31, 2010(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1)
Barclays Bank PLC	03/20/11	$1,400	1.00%	Citigroup, Inc., 6.50%, due 01/18/11	0.653%	$1,844	$(1,611)	$3,455
Barclays Bank PLC	06/20/15	1,200	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.018%	(1,341)	(14,978)	13,637
Barclays Bank PLC	09/20/15	18,000	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.052%	(43,285)	(132,453)	89,168
Barclays Bank PLC	12/20/11	6,900	1.00%	Merrill Lynch & Co., 5.00%, due 01/15/15	0.864%	12,616	(18,805)	31,421
Barclays Bank PLC	09/20/15	15,000	1.00%	United Mexican States, 7.50%, due 04/08/33	1.086%	(49,327)	(108,206)	58,879
Citigroup, Inc.	12/20/13	2,700	4.80%	General Electric Capital Corp., 5.875%, due 09/15/17	1.049%	296,620	—	296,620
Citigroup, Inc.	06/20/15	3,100	1.00%	People’s Republic of China, 4.75%, due 10/29/13	0.614%	53,498	43,793	9,705
Citigroup, Inc.	06/20/15	1,700	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.018%	(1,947)	(42,005)	40,058
Citigroup, Inc.	09/20/15	1,200	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.052%	(2,915)	(17,606)	14,691

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at December 31, 2010(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1) (cont’d.)
Citigroup, Inc.	03/20/15	$4,400	1.00%	France (Gov’t of), 4.25%, due 04/25/19	0.959%	$(127,759)	$(60,012)	$(67,747)
Citigroup, Inc.	06/20/11	1,000	5.00%	General Electric Capital Corp., 5.625%, due 09/15/17	0.598%	22,602	(10,944)	33,546
Citigroup, Inc.	06/20/11	2,000	5.00%	General Electric Capital Corp., 5.625%, due 09/15/17	0.598%	45,203	(20,826)	66,029
Citigroup, Inc.	06/20/11	2,700	1.00%	Metlife, Inc., 5.00%, due 06/15/15	0.587%	6,522	(18,815)	25,337
Credit Suisse International	06/20/15	8,100	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.018%	(9,279)	(182,559)	173,280
Credit Suisse International	09/20/15	7,900	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.052%	(19,188)	(90,735)	71,547
Deutsche Bank AG	03/20/13	4,200	0.85%	Berkshire Hathaway, 4.625%, due 10/15/13	0.746%	7,675	—	7,675
Deutsche Bank AG	12/20/15	43,800	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.082%	(161,249)	(248,269)	87,020
Deutsche Bank AG	06/20/15	6,500	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.018%	(7,266)	(61,809)	54,543
Deutsche Bank AG	06/20/15	1,800	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.018%	(2,062)	(14,885)	12,823
Deutsche Bank AG	03/20/13	10,000	2.07%	Metlife, Inc., 5.00%, due 06/15/15	0.915%	263,851	—	263,851
Deutsche Bank AG	09/20/15	1,300	1.00%	Republic of Indonesia, 6.75%, due 03/10/14	1.180%	(12,429)	(28,199)	15,770
Deutsche Bank AG	12/20/14	2,700	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.605%	40,982	20,214	20,768
Deutsche Bank AG	06/20/15	15,800	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.659%	232,538	156,630	75,908
Deutsche Bank AG	03/20/15	4,500	0.95%	Japan Gov’t. Series 55, 2.00%, due 03/21/22	0.618%	77,187	43,207	33,980
HSBC Bank USA, N.A.	06/20/15	13,400	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.018%	(14,979)	(127,422)	112,443
HSBC Bank USA, N.A.	09/20/15	20,300	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.052%	(48,741)	(155,272)	106,531
HSBC Bank USA, N.A.	06/20/15	4,300	1.00%	France (Gov’t of), 4.25%, due 04/25/19	0.959%	(124,856)	(60,678)	(64,178)
HSBC Bank USA, N.A.	09/20/15	16,000	1.00%	United Mexican States, 7.50%, due 04/08/33	1.086%	(52,615)	(115,420)	62,805
JPMorgan Chase Bank	03/20/16	100	0.92%	United Mexican States, 7.50%, due 04/08/33	1.143%	(785)	—	(785)
Morgan Stanley Capital Services, Inc.	06/20/15	1,800	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.018%	(2,062)	(15,069)	13,007
Morgan Stanley Capital Services, Inc.	09/20/11	3,400	1.00%	General Electric Capital Corp., 5.625%, due 09/15/17	0.599%	12,913	(20,477)	33,390
Morgan Stanley Capital Services, Inc.	12/20/15	13,800	1.00%	General Electric Capital Corp., 5.875%, due 09/15/17	1.326%	(206,254)	(267,887)	61,633

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/ Obligation	Implied Credit Spread at December 31, 2010(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1) (cont’d.)
Morgan Stanley Capital Services, Inc.	09/20/11	$800	1.00%	General Electric Capital Corp., 6.00%, due 06/15/12	0.599%	$5,980	$—	$5,980
Morgan Stanley Capital Services, Inc.	12/20/14	800	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.605%	12,142	4,706	7,436
Morgan Stanley Capital Services, Inc.	06/20/15	15,700	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.659%	231,066	155,639	75,427
Royal Bank of Scotland PLC	12/20/15	3,800	0.25%	France (Gov’t of), 4.25%, due 04/25/19	1.049%	(144,507)	(72,616)	(71,891)
Royal Bank of Scotland PLC	06/20/15	9,300	1.00%	People’s Republic of China, 4.75%, due 10/29/13	0.614%	160,497	135,327	25,170
UBS AG	03/20/15	3,500	1.00%	Berkshire Hathaway, 4.625%, due 10/15/13	1.147%	(19,073)	(52,440)	33,367
UBS AG	03/20/11	5,600	1.00%	Citigroup, Inc., 6.50%, due 01/18/11	0.653%	7,377	(6,083)	13,460
UBS AG	09/20/15	900	1.00%	Federal Republic of Brazil, 12.25%, due 03/06/30	1.052%	(2,186)	(8,065)	5,879
UBS AG	09/20/15	5,000	0.25%	France (Gov’t of), 4.25%, due 04/25/19	1.022%	(175,544)	(123,903)	(51,641)
UBS AG	09/20/11	2,000	1.00%	Morgan Stanley, 6.60%, due 04/01/12	0.920%	4,032	(5,840)	9,872
UBS AG	12/20/15	6,900	1.00%	United Kingdom Treasury, 4.25%, due 06/07/32	0.713%	95,786	151,843	(56,057)

						$361,282	$(1,392,530)	$1,753,812

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$5	$—	$—
Preferred Stocks	10,236,177	—	—
Asset-Backed Securities	—	70,694,934	8,956,800
Bank Loans	—	36,237,678	—
Commercial Mortgage-Backed Securities	—	104,217,720	—
Convertible Bonds	—	45,483,875	—
Corporate Bonds	—	2,457,454,162	862,366
Foreign Government Bonds	—	229,018,871	—
Municipal Bonds	—	316,971,074	—
Residential Mortgage-Backed Securities	—	403,842,776	349,771
U.S. Government Mortgage-Backed Obligations	—	4,129,828,680	—
U.S. Government Agency Obligations	—	1,138,186,271	—
U.S. Treasury Obligations	—	2,517,510,624	—
Repurchase Agreements	—	765,000,000	—
Affiliated Money Market Mutual Fund	27,644,933	—	—
Written Options	(1,341,322)	(27,253,253)	(8,468,592)
Short Sales – U.S. Government Mortgage-Backed Obligation	—	(42,549,839)	—
Other Financial Instruments*
Futures	(9,159,129)	—	—
Forward Foreign Currency Exchange Contracts	—	15,936,208	—
Interest Rate Swaps	—	9,151,816	—
Credit Default Swaps	—	10,714,896	—

Total	$27,380,664	$12,180,446,493	$1,700,345

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

U.S. Government Mortgage-Backed Obligations	42.2%
U.S. Treasury Obligations	25.7
U.S. Government Agency Obligations	11.6
Financial Services	9.7
Financial – Bank & Trust	8.3
Repurchase Agreements	7.8
Residential Mortgage-Backed Securities	4.1
Municipal Bonds	3.3
Foreign Government Bonds	2.4
Insurance	1.7
Oil & Gas	1.6
Commercial Mortgage-Backed Securities	1.1
Utilities	0.9
Asset-Backed Securities	0.8
Telecommunications	0.7
Beverages	0.5
Metals & Mining	0.4
Bank Loans	0.4
Chemicals	0.3
Biotechnology	0.3
Affiliated Money Market Mutual Fund	0.3
Real Estate	0.2
Retail & Merchandising	0.2
Electric	0.2
Diversified Financial Services	0.2
Savings & Loan	0.1
Tobacco	0.1
Paper & Forest Products	0.1
Hotels & Motels	0.1
Medical Supplies & Equipment	0.1

125.4
Options Written and Securities Sold Short	(0.8)
Other liabilities in excess of other assets	(24.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are credit risk, foreign exchange risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$2,571,025	*	Due from broker-variation margin	$11,730,154	*
Interest rate contracts	Unrealized appreciation on swap agreements	11,047,883		Unrealized depreciation on swap agreements	1,896,067
Interest rate contracts	Premiums paid for swap agreements	986,900		Premiums received for swap agreements	747,930
Interest rate contracts	—	—		Written options outstanding, at value	37,030,134
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	23,191,423		Unrealized depreciation on foreign currency forward contracts	7,255,215
Credit contracts	—	—		Written options outstanding, at value	33,033
Credit contracts	Unrealized appreciation on swap agreements	11,027,195		Unrealized depreciation on swap agreements	312,299
Credit contracts	Premiums paid for swap agreements	22,020,501		Premiums received for swap agreements	2,813,417

Total		$70,844,927			$61,818,249

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$150,890,060	$27,828,010	$26,606,794	$—	$205,324,864
Foreign exchange contracts	—	1,998,622	—	11,660,890	13,659,512
Credit contracts	—	20,090	7,654,658	—	7,674,748

Total	$150,890,060	$29,846,722	$34,261,452	$11,660,890	$226,659,124

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(17,722,485)	$(14,414,722)	$983,483	$—	$(31,153,724)
Foreign exchange contracts	—	384	—	11,078,420	11,078,804
Credit contracts	—	33,859	8,304,272	—	8,338,131

Total	$(17,722,485)	$(14,380,479)	$9,287,755	$11,078,420	$(11,736,789)

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Written Options(1)	Futures Contracts – Long Positions(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)	Interest Rate Swap Agreements(5)	Credit Default Swap Agreements – Buy Protection(5)	Credit Default Swap Agreements – Sell Protection(5)
$25,866,775	$4,735,845,759	$383,104,295	$334,097,200	$1,577,604,515	$131,600	$467,662,581

(1)	Premium Received.
(2)	Value at Trade Date.
(3)	Value at Settlement Date Payable.
(4)	Value at Settlement Date Receivable.
(5)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Unaffiliated investments (cost $12,251,535,588)	$12,234,851,784
Affiliated investments (cost $27,644,933)	27,644,933
Foreign currency, at value (cost $12,901,676)	13,121,995
Deposit with broker	7,000
Receivable for investments sold	983,929,518
Dividends and interest receivable	54,653,366
Unrealized appreciation on foreign currency forward contracts	23,191,423
Premiums paid for swap agreements	23,007,401
Unrealized appreciation on swap agreements	22,075,078
Receivable for fund share sold	20,399,429
Due from broker-variation margin	3,343,043
Prepaid expenses	71,233

Total Assets	13,406,296,203

LIABILITIES:
Payable for investments purchased	3,492,471,270
Securities sold short, at value (proceeds received $42,746,377)	42,549,839
Written options outstanding, at value (premiums received $27,221,897)	37,063,167
Due to broker	36,670,000
Unrealized depreciation on foreign currency forward contracts	7,255,215
Premiums received for swap agreements	3,561,347
Unrealized depreciation on swap agreements	2,208,366
Advisory fees payable	2,204,352
Payable for floating rates issued	1,750,000
Accrued expenses and other liabilities	504,662
Payable for fund share repurchased	79,944
Payable to custodian	76,897
Shareholder servicing fees payable	38,477
Interest payable on investments sold short	1,812
Affiliated transfer agent fee payable	542

Total Liabilities	3,626,435,890

NET ASSETS	$9,779,860,313
Net assets were comprised of:
Paid-in capital	$9,240,828,662
Retained earnings	539,031,651

Net assets, December 31, 2010	$9,779,860,313

Net asset value and redemption price per share, $9,779,860,313 / 804,404,458 outstanding shares of beneficial interest	$12.16

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$242,244,267
Unaffiliated dividend income (net of $3,528 foreign withholding tax)	7,666,143
Affiliated dividend income	108,791

250,019,201

EXPENSES
Advisory fees	57,316,441
Shareholder servicing fees and expenses	8,817,914
Custodian and accounting fees	1,247,000
Insurance expenses	100,000
Trustees’ fees	92,000
Audit fee	55,000
Commitment fee on syndicated credit agreement	35,000
Interest expense	30,230
Legal fees and expenses	22,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Shareholders’ reports	6,000
Miscellaneous	13,468

Total expenses	67,744,053
Less: shareholder servicing fee waiver	(2,420,374)

Net expenses	65,323,679

NET INVESTMENT INCOME	184,695,522

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	132,351,147
Futures transactions	150,890,060
Options written transactions	29,846,722
Short sales transactions	3,127,714
Swap agreement transactions	34,261,452
Foreign currency transactions	8,279,474

358,756,569

Net change in unrealized appreciation (depreciation) on:
Investments and other assets	82,983,070
Futures	(17,722,485)
Options written	(14,380,479)
Short sales	147,789
Swap agreements	9,287,755
Foreign currencies	11,390,760

71,706,410

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	430,462,979

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$615,158,501

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$184,695,522	$146,878,103
Net realized gain on investment and foreign currency transactions	358,756,569	141,916,676
Net change in unrealized appreciation on investments and foreign currencies	71,706,410	382,602,777

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	615,158,501	671,397,556

DISTRIBUTIONS	(288,790,733)	(474,096,723)

FUND SHARE TRANSACTIONS:
Fund share sold [305,726,899 and 389,147,228 shares, respectively]	3,698,325,466	4,486,973,590
Fund share issued in reinvestment of distributions [24,557,035 and 43,735,860 shares, respectively]	288,790,733	474,096,723
Net asset value of shares issued in merger [0 and 53,988,265 shares, respectively] (Note 10)	—	633,260,318
Fund share repurchased [245,156,874 and 42,510,243 shares, respectively]	(2,951,042,047)	(482,373,339)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,036,074,152	5,111,957,292

TOTAL INCREASE IN NET ASSETS	1,362,441,920	5,309,258,125
NET ASSETS:
Beginning of year	8,417,418,393	3,108,160,268

End of year	$9,779,860,313	$8,417,418,393

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST QMA US EQUITY ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 126.2%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 3.0%
Alliant Techsystems, Inc.	6,000	$446,580
Cubic Corp.	5,900	278,185
General Dynamics Corp.	24,100	1,710,136
Honeywell International, Inc.	9,900	526,284
ITT Corp.	20,100	1,047,411
L-3 Communications Holdings, Inc.	15,600	1,099,644
Lockheed Martin Corp.	3,600	251,676
Northrop Grumman Corp.	30,200	1,956,356
Raytheon Co.	34,220	1,585,755
United Technologies Corp.	17,400	1,369,728

		10,271,755

Air Freight & Logistics — 0.8%
Atlas Air Worldwide Holdings, Inc.*	13,200	736,956
FedEx Corp.	5,300	492,953
United Parcel Service, Inc. (Class B Stock)	18,900	1,371,762

		2,601,671

Airlines — 0.1%
Alaska Air Group, Inc.*	3,400	192,746

Auto Components — 1.2%
Federal Mogul Corp.*	11,300	233,345
Johnson Controls, Inc.	33,000	1,260,600
Superior Industries International, Inc.	5,300	112,466
TRW Automotive Holdings Corp.*	43,600	2,297,720

		3,904,131

Automobiles — 0.3%
Thor Industries, Inc.	24,500	832,020
Winnebago Industries, Inc.*	9,400	142,880

		974,900

Beverages — 2.1%
Coca-Cola Co. (The)	55,700	3,663,389
Constellation Brands, Inc. (Class A Stock)*	14,500	321,175
Molson Coors Brewing Co. (Class B Stock)	31,700	1,591,023
PepsiCo, Inc.	24,100	1,574,453

		7,150,040

Biotechnology — 2.5%
Amgen, Inc.*	37,500	2,058,750
Biogen Idec, Inc.*	25,400	1,703,070
Celgene Corp.*	37,700	2,229,578
Cephalon, Inc.*	4,300	265,396
Emergent Biosolutions, Inc.*	7,600	178,296
Myriad Genetics, Inc.*	21,400	488,776
Neurocrine Biosciences, Inc.*	4,100	31,324
PDL BioPharma, Inc.	87,900	547,617
United Therapeutics Corp.*	15,200	960,944

		8,463,751

COMMON STOCKS (continued)	Shares	Value (Note 2)

Building Products — 0.2%
A.O. Smith Corp.	4,950	$188,496
Armstrong World Industries, Inc.	14,900	640,700

		829,196

Capital Markets — 2.7%
Ameriprise Financial, Inc.	20,700	1,191,285
Bank of New York Mellon Corp. (The)	23,800	718,760
Calamos Asset Management, Inc. (Class A Stock)	5,400	75,600
Cowen Group, Inc. (Class A Stock)*	5,600	26,096
E*Trade Financial Corp.*	12,400	198,400
Franklin Resources, Inc.	4,400	489,324
GFI Group, Inc.	61,100	286,559
Goldman Sachs Group, Inc. (The)	15,400	2,589,664
International Assets Holding Corp.*	3,000	70,800
Lazard Ltd. (Class A Stock) (Bermuda)	11,100	438,339
Morgan Stanley	34,100	927,861
Oppenheimer Holdings, Inc. (Class A Stock)	5,400	141,534
Piper Jaffray Cos.*	3,700	129,537
SEI Investments Co.	4,200	99,918
State Street Corp.	9,300	430,962
TICC Capital Corp.	44,900	503,329
Waddell & Reed Financial, Inc. (Class A Stock)	24,700	871,663

		9,189,631

Chemicals — 3.6%
Albemarle Corp.	12,200	680,516
Ashland, Inc.	9,900	503,514
Cabot Corp.	23,300	877,245
Celanese Corp. (Class A Stock)	47,200	1,943,224
E.I. du Pont de Nemours & Co.	6,900	344,172
Ecolab, Inc.	28,900	1,457,138
International Flavors & Fragrances, Inc.	17,200	956,148
LSB Industries, Inc.*	4,100	99,466
Lubrizol Corp. (The)	15,700	1,678,016
Nalco Holding Co.	32,200	1,028,468
Omnova Solutions, Inc.*	15,400	128,744
PolyOne Corp.*	28,300	353,467
Praxair, Inc.	14,200	1,355,674
Schulman, (A.), Inc.	3,100	70,959
Spartech Corp.*	28,400	265,824
Westlake Chemical Corp.	7,600	330,372
Zep, Inc.	10,500	208,740

		12,281,687

Commercial Banks — 3.0%
BOK Financial Corp.	8,200	437,880
CapitalSource, Inc.	13,500	95,850
Cardinal Financial Corp.	10,600	123,278
CIT Group, Inc.*	1,600	75,360
First Citizens BancShares, Inc. (Class A Stock)	700	132,335
First Community Bancshares, Inc.	6,300	94,122

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (cont’d)
Fulton Financial Corp.	84,200	$870,628
KeyCorp	5,700	50,445
MainSource Financial Group, Inc.	3,600	37,476
Marshall & Ilsley Corp.	4,100	28,372
PNC Financial Services Group, Inc.	38,100	2,313,432
U.S. Bancorp	62,760	1,692,637
Wells Fargo & Co.	141,801	4,394,413

		10,346,228

Commercial Services & Supplies — 0.9%
Avery Dennison Corp.	14,100	596,994
Consolidated Graphics, Inc.*	2,200	106,546
Copart, Inc.*	25,800	963,630
Ennis, Inc.	13,100	224,010
M&F Worldwide Corp.*	4,900	113,190
Republic Services, Inc.	18,300	546,438
RR Donnelley & Sons Co.	25,300	441,991
US Ecology, Inc.	3,500	60,830

		3,053,629

Communications Equipment — 3.2%
Acme Packet, Inc.*	7,200	382,752
Cisco Systems, Inc.*	77,900	1,575,917
Comtech Telecommunications Corp.	3,900	108,147
EchoStar Corp. (Class A Stock)*	27,600	689,172
F5 Networks, Inc.*	19,300	2,512,088
Harris Corp.	20,400	924,120
JDS Uniphase Corp.*	29,300	424,264
Juniper Networks, Inc.*	37,900	1,399,268
Plantronics, Inc.	14,200	528,524
QUALCOMM, Inc.	27,700	1,370,873
Riverbed Technology, Inc.*	25,200	886,284

		10,801,409

Computers & Peripherals — 4.0%
Apple, Inc.*	24,200	7,805,952
Dell, Inc.*	20,900	283,195
Electronics for Imaging, Inc.*	12,200	174,582
EMC Corp.*	43,800	1,003,020
Hewlett-Packard Co.	88,160	3,711,536
Lexmark International, Inc. (Class A Stock)*	4,800	167,136
Novatel Wireless, Inc.*	7,400	70,670
QLogic Corp.*	4,900	83,398
Seagate Technology PLC (Ireland)*	12,400	186,372

		13,485,861

Construction & Engineering — 0.7%
Chicago Bridge & Iron Co. NV (Netherlands)*	10,100	332,290
Great Lakes Dredge & Dock Corp.	15,600	114,972
KBR, Inc.	37,800	1,151,766
URS Corp.*	16,400	682,404

		2,281,432

COMMON STOCKS (continued)	Shares	Value (Note 2)

Consumer Finance — 0.8%
American Express Co.	35,300	$1,515,076
Capital One Financial Corp.	21,700	923,552
Nelnet, Inc. (Class A Stock)	8,900	210,841
SLM Corp.*	12,400	156,116

		2,805,585

Containers & Packaging
AptarGroup, Inc.	1,800	85,626

Distributors — 0.4%
Genuine Parts Co.	12,400	636,616
LKQ Corp.*	35,300	802,016

		1,438,632

Diversified Consumer Services — 0.7%
Career Education Corp.*	28,100	582,513
DeVry, Inc.	30,400	1,458,592
H&R Block, Inc.	18,300	217,953

		2,259,058

Diversified Financial Services — 4.1%
Bank of America Corp.	392,146	5,231,228
Citigroup, Inc.*	519,600	2,457,708
Compass Diversified Holdings	11,200	198,128
JPMorgan Chase & Co.	137,476	5,831,732
NASDAQ OMX Group, Inc. (The)*	3,300	78,243
NewStar Financial, Inc.*	4,100	43,337

		13,840,376

Diversified Telecommunication Services — 2.9%
AboveNet, Inc.	9,100	531,986
AT&T, Inc.	176,900	5,197,322
Atlantic Tele-Network, Inc.	600	23,004
Verizon Communications, Inc.	112,900	4,039,562

		9,791,874

Electric Utilities — 1.5%
DPL, Inc.	30,500	784,155
Duke Energy Corp.	55,400	986,674
Entergy Corp.	21,700	1,537,011
Exelon Corp.	19,400	807,816
NextEra Energy, Inc.	10,100	525,099
NV Energy, Inc.	13,000	182,650
Portland General Electric Co.	15,900	345,030

		5,168,435

Electrical Equipment — 1.4%
AMETEK, Inc.	11,100	435,675
Cooper Industries PLC (Ireland)	8,900	518,781
Emerson Electric Co.	6,600	377,322
Hubbell, Inc. (Class B Stock)	11,500	691,495
Polypore International, Inc.*	5,500	224,015
Rockwell Automation, Inc.	28,000	2,007,880
Roper Industries, Inc.	1,000	76,430
Thomas & Betts Corp.*	9,100	439,530

		4,771,128

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Equipment & Instruments — 1.8%
Avnet, Inc.*	17,900	$591,237
AVX Corp.	13,700	211,391
Brightpoint, Inc.*	25,400	221,742
Corning, Inc.	56,600	1,093,512
Ingram Micro, Inc. (Class A Stock)*	61,800	1,179,762
Itron, Inc.*	15,600	865,020
Jabil Circuit, Inc.	80,600	1,619,254
National Instruments Corp.	4,600	173,144

		5,955,062

Energy Equipment & Services — 3.3%
Complete Production Services, Inc.*	11,500	339,825
Dril-Quip, Inc.*	7,100	551,812
Halliburton Co.	66,900	2,731,527
Helmerich & Payne, Inc.	15,300	741,744
McDermott International, Inc. (Panama)*	58,400	1,208,296
Nabors Industries Ltd. (Bermuda)*	53,300	1,250,418
Oil States International, Inc.*	17,000	1,089,530
RPC, Inc.	28,500	516,420
Schlumberger Ltd. (Netherlands)	13,500	1,127,250
SEACOR Holdings, Inc.	9,200	930,028
Unit Corp.*	16,700	776,216

		11,263,066

Food & Staples Retailing — 1.7%
Andersons, Inc. (The)	4,400	159,940
CVS Caremark Corp.	39,500	1,373,415
Kroger Co. (The)	39,100	874,276
Pantry, Inc. (The)*	3,000	59,580
Susser Holdings Corp.*	8,700	120,495
Wal-Mart Stores, Inc.	59,300	3,198,049

		5,785,755

Food Products — 2.3%
ConAgra Foods, Inc.	27,500	620,950
Corn Products International, Inc.	32,400	1,490,400
Dean Foods Co.*	111,500	985,660
Ralcorp Holdings, Inc.*	27,700	1,800,777
Sara Lee Corp.	16,600	290,666
Smart Balance, Inc.*	34,300	148,519
Smithfield Foods, Inc.*	48,500	1,000,555
Tyson Foods, Inc. (Class A Stock)	84,800	1,460,256

		7,797,783

Gas Utilities — 0.4%
AGL Resources, Inc.	9,200	329,820
Energen Corp.	19,400	936,244

		1,266,064

Healthcare Equipment & Supplies — 2.7%
Baxter International, Inc.	2,100	106,302
Becton, Dickinson and Co.	17,500	1,479,100
C.R. Bard, Inc.	3,900	357,903
CareFusion Corp.*	19,000	488,300
Covidien PLC (Ireland)	37,100	1,693,986
Cyberonics, Inc.*	3,800	117,876

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies (cont’d.)
Hill-Rom Holdings, Inc.	5,600	$220,472
IDEXX Laboratories, Inc.*	7,700	532,994
Intuitive Surgical, Inc.*	5,800	1,494,950
Invacare Corp.	3,900	117,624
Medtronic, Inc.	20,700	767,763
Natus Medical, Inc.*	10,200	144,636
Orthofix International NV (Netherlands)*	9,600	278,400
Sirona Dental Systems, Inc.*	19,900	831,422
St. Jude Medical, Inc.*	8,200	350,550
Stryker Corp.	4,700	252,390

		9,234,668

Healthcare Providers & Services — 2.9%
Aetna, Inc.	59,000	1,800,090
Cardinal Health, Inc.	4,800	183,888
Coventry Health Care, Inc.*	33,700	889,680
Emergency Medical Services Corp. (Class A Stock)*	4,300	277,823
Health Net, Inc.*	13,000	354,770
Humana, Inc.*	13,900	760,886
Medco Health Solutions, Inc.*	33,700	2,064,799
Providence Service Corp. (The)*	2,200	35,354
UnitedHealth Group, Inc.	66,400	2,397,704
WellPoint, Inc.*	18,600	1,057,596

		9,822,590

Healthcare Technology — 0.5%
Medidata Solutions, Inc.*	10,400	248,352
SXC Health Solutions Corp.*	29,900	1,281,514

		1,529,866

Hotels, Restaurants & Leisure — 3.3%
BJ’s Restaurants, Inc.*	13,600	481,848
Brinker International, Inc.	9,500	198,360
Carnival Corp. (Panama)	48,700	2,245,557
CEC Entertainment, Inc.*	16,000	621,280
Chipotle Mexican Grill, Inc.*	7,300	1,552,418
Darden Restaurants, Inc.	6,700	311,148
International Speedway Corp. (Class A Stock)	22,100	578,357
McDonald’s Corp.	26,700	2,049,492
Papa John’s International, Inc.*	9,300	257,610
Royal Caribbean Cruises Ltd. (Liberia)*	12,100	568,700
Ruth’s Hospitality Group, Inc.*	13,000	60,190
Starbucks Corp.	31,900	1,024,947
Wyndham Worldwide Corp.	23,800	713,048
Yum! Brands, Inc.	12,100	593,505

		11,256,460

Household Durables — 1.7%
Blyth, Inc.	3,900	134,472
Helen of Troy Ltd. (Bermuda)*	15,200	452,048
iRobot Corp.*	17,900	445,352
Jarden Corp.	16,800	518,616
Kid Brands, Inc.*	14,200	121,410

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Household Durables (cont’d.)
Leggett & Platt, Inc.	34,100	$776,116
Tempur-Pedic International, Inc.*	42,600	1,706,556
Tupperware Brands Corp.	21,400	1,020,138
Universal Electronics, Inc.*	1,900	53,903
Whirlpool Corp.	5,000	444,150

		5,672,761

Household Products — 1.8%
Colgate-Palmolive Co.	11,800	948,366
Kimberly-Clark Corp.	10,600	668,224
Procter & Gamble Co. (The)	70,500	4,535,265

		6,151,855

Industrial Conglomerates — 2.9%
3M Co.	25,200	2,174,760
General Electric Co.	367,770	6,726,513
Tyco International Ltd. (Switzerland)	22,200	919,968

		9,821,241

Insurance — 3.3%
ACE Ltd. (Switzerland)	2,200	136,950
Aflac, Inc.	3,890	219,513
Allied World Assurance Co. Holdings Ltd. (Switzerland)	9,700	576,568
Allstate Corp. (The)	27,700	883,076
American Financial Group, Inc.	15,700	506,953
American National Insurance Co.	500	42,810
Assurant, Inc.	17,600	677,952
Berkshire Hathaway, Inc. (Class B Stock)*	43,600	3,492,796
Chubb Corp. (The)	13,100	781,284
Erie Indemnity Co. (Class A Stock)	2,400	157,128
Everest Re Group Ltd. (Bermuda)	10,400	882,128
Lincoln National Corp.	9,300	258,633
Reinsurance Group of America, Inc.	5,900	316,889
Symetra Financial Corp.	27,700	379,490
Travelers Cos., Inc. (The)	15,200	846,792
Unitrin, Inc.	5,300	130,062
Unum Group	40,100	971,222

		11,260,246

Internet & Catalog Retail — 0.8%
Liberty Media Holding Corp. – Interactive (Class A Stock)*	117,100	1,846,667
NutriSystem, Inc.	1,800	37,854
Shutterfly, Inc.*	21,300	746,139

		2,630,660

Internet Software & Services — 2.2%
Akamai Technologies, Inc.*	38,500	1,811,425
AOL, Inc.*	11,400	270,294
Google, Inc. (Class A Stock)*	4,600	2,732,262
IAC/InterActiveCorp*	34,100	978,670
Infospace, Inc.*	5,500	45,650
Liquidity Services, Inc.*	8,200	115,210
Stamps.com, Inc.	5,000	66,250
VistaPrint NV (Netherlands)*	21,200	975,200
Yahoo!, Inc.*	30,900	513,867

		7,508,828

COMMON STOCKS (continued)	Shares	Value (Note 2)

IT Services — 3.4%
Accenture PLC (Ireland)	14,700	$712,803
Amdocs Ltd. (Guernsey)*	16,800	461,496
Computer Sciences Corp.	36,900	1,830,240
DST Systems, Inc.	13,900	616,465
Fiserv, Inc.*	12,300	720,288
International Business Machines Corp.	23,200	3,404,832
Lender Processing Services, Inc.	25,400	749,808
MasterCard, Inc. (Class A Stock)	3,300	739,563
Syntel, Inc.	1,200	57,348
Teradata Corp.*	9,800	403,368
Visa, Inc. (Class A Stock)	27,200	1,914,336

		11,610,547

Leisure Equipment & Products — 0.1%
Polaris Industries, Inc.	3,800	296,476

Life Sciences Tools & Services — 1.5%
Bruker Corp.*	49,600	823,360
Life Technologies Corp.*	29,400	1,631,700
Mettler-Toledo International, Inc. (Switzerland)*	1,400	211,694
Thermo Fisher Scientific, Inc.*	38,800	2,147,968
Waters Corp.*	5,200	404,092

		5,218,814

Machinery — 4.9%
Crane Co.	22,100	907,647
Cummins, Inc.	1,900	209,019
Danaher Corp.	14,800	698,116
Deere & Co.	20,300	1,685,915
Dover Corp.	27,400	1,601,530
Eaton Corp.	13,900	1,410,989
Gardner Denver, Inc.	13,500	929,070
IDEX Corp.	4,600	179,952
Illinois Tool Works, Inc.	23,000	1,228,200
Joy Global, Inc.	3,900	338,325
Kennametal, Inc.	31,900	1,258,774
Lincoln Electric Holdings, Inc.	5,300	345,931
NACCO Industries, Inc. (Class A Stock)	900	97,533
Oshkosh Corp.*	43,100	1,518,844
Parker Hannifin Corp.	20,200	1,743,260
Tennant Co.	9,400	361,054
Timken Co.	16,000	763,680
Toro Co. (The)	1,700	104,788
WABCO Holdings, Inc.*	19,900	1,212,507

		16,595,134

Media — 2.8%
Cablevision Systems Corp. (Class A Stock)	2,800	94,752
CBS Corp. (Class B Stock)	11,150	212,407
Comcast Corp. (Class A Stock)	119,400	2,623,218
DIRECTV (Class A Stock)*	21,700	866,481
DISH Network Corp. (Class A Stock)*	30,100	591,766
Liberty Media Corp. – Starz (Class A Stock)*	13,500	897,480

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (cont’d.)
Madison Square Garden, Inc. (Class A Stock)*	3,400	$87,652
News Corp. (Class A Stock)	58,200	847,392
Time Warner, Inc.	44,700	1,437,999
Viacom, Inc. (Class B Stock)	34,500	1,366,545
Walt Disney Co. (The)	12,600	472,626

		9,498,318

Metals & Mining — 1.7%
Alcoa, Inc.	139,100	2,140,749
Carpenter Technology Corp.	9,200	370,208
Commercial Metals Co.	28,400	471,156
Freeport-McMoRan Copper & Gold, Inc.	3,400	408,306
Newmont Mining Corp.	3,800	233,434
Noranda Aluminum Holding Corp.*	7,300	106,580
Schnitzer Steel Industries, Inc. (Class A Stock)	14,100	936,099
Steel Dynamics, Inc.	58,400	1,068,720

		5,735,252

Multi-Utilities — 1.2%
Alliant Energy Corp.	16,000	588,320
NiSource, Inc.	29,900	526,838
Public Service Enterprise Group, Inc.	25,500	811,155
SCANA Corp.	16,700	678,020
Sempra Energy	7,900	414,592
TECO Energy, Inc.	62,600	1,114,280

		4,133,205

Multiline Retail — 1.8%
99 Cents Only Stores*	4,800	76,512
Big Lots, Inc.*	8,900	271,094
Dollar Tree, Inc.*	26,200	1,469,296
Family Dollar Stores, Inc.	1,900	94,449
Kohl’s Corp.*	17,900	972,686
Macy’s, Inc.	36,500	923,450
Target Corp.	41,100	2,471,343

		6,278,830

Office Electronics — 0.6%
Xerox Corp.	91,000	1,048,320
Zebra Technologies Corp. (Class A Stock)*	22,400	850,976

		1,899,296

Oil, Gas & Consumable Fuels — 11.2%
Chesapeake Energy Corp.	8,200	212,462
Chevron Corp.	68,546	6,254,822
Cimarex Energy Co.	13,000	1,150,890
ConocoPhillips	52,900	3,602,490
Continental Resources, Inc.*	19,000	1,118,150
Devon Energy Corp.	31,300	2,457,363
El Paso Corp.	116,200	1,598,912
Exxon Mobil Corp.	127,800	9,344,736
Frontier Oil Corp.*	105,300	1,896,453

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (cont’d.)
Hess Corp.	19,500	$1,492,530
Holly Corp.	20,600	839,862
Marathon Oil Corp.	60,300	2,232,909
Occidental Petroleum Corp.	23,900	2,344,590
Southern Union Co.	5,400	129,978
Southwestern Energy Co.*	18,000	673,740
Sunoco, Inc.	5,700	229,767
Valero Energy Corp.	101,000	2,335,120
Whiting Petroleum Corp.*	1,200	140,628

		38,055,402

Paper & Forest Products — 0.1%
International Paper Co.	13,500	367,740

Personal Products — 0.3%
Herbalife Ltd. (Cayman Islands)	12,400	847,788
Medifast, Inc.*	3,800	109,744
Nu Skin Enterprises, Inc. (Class A Stock)	5,900	178,534

		1,136,066

Pharmaceuticals — 4.5%
Abbott Laboratories	72,800	3,487,848
Bristol-Myers Squibb Co.	15,200	402,496
Eli Lilly & Co.	41,500	1,454,160
Endo Pharmaceuticals Holdings, Inc.*	9,000	321,390
Forest Laboratories, Inc.*	4,300	137,514
Impax Laboratories, Inc.*	44,500	894,895
Johnson & Johnson	57,100	3,531,635
Medicines Co. (The)*	23,100	326,403
Merck & Co., Inc.	49,100	1,769,564
Par Pharmaceutical Cos., Inc.*	8,600	331,186
Pfizer, Inc.	153,505	2,687,873
Questcor Pharmaceuticals, Inc.*	6,300	92,799

		15,437,763

Professional Services
Exponent, Inc.*	900	33,777
IHS, Inc. (Class A Stock)*	1,200	96,468

		130,245

Real Estate Investment Trusts — 2.1%
Agree Realty Corp.	5,600	146,664
Brandywine Realty Trust	60,800	708,320
Chatham Lodging Trust	3,600	62,100
Chimera Investment Corp.	270,100	1,110,111
Commonwealth REIT	24,125	615,429
Duke Realty Corp.	25,100	312,746
Hospitality Properties Trust	35,200	811,008
Inland Real Estate Corp.	6,900	60,720
Invesco Mortgage Capital, Inc.	14,500	316,680
Liberty Property Trust	5,900	188,328
Mack-Cali Realty Corp.	48,400	1,600,104
MFA Financial, Inc.	87,800	716,448
Piedmont Office Realty Trust, Inc. (Class A Stock)	6,100	122,854

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (cont’d.)
Rayonier, Inc.	2,700	$141,804
Redwood Trust, Inc.	6,500	97,045
Resource Capital Corp.	21,200	156,456
Winthrop Realty Trust	8,800	112,552

		7,279,369

Real Estate Management & Development — 0.5%
CB Richard Ellis Group, Inc. (Class A Stock)*	10,700	219,136
Jones Lang LaSalle, Inc.	18,600	1,560,912

		1,780,048

Road & Rail — 1.3%
Amerco, Inc.*	2,000	192,080
CSX Corp.	23,700	1,531,257
Norfolk Southern Corp.	29,400	1,846,908
Union Pacific Corp.	9,800	908,068

		4,478,313

Semiconductors & Semiconductor Equipment — 4.4%
Applied Materials, Inc.	43,600	612,580
Applied Micro Circuits Corp.*	11,600	123,888
Atmel Corp.*	26,600	327,712
Avago Technologies Ltd. (Singapore)	17,100	486,837
Broadcom Corp. (Class A Stock)	27,100	1,180,205
Brooks Automation, Inc.*	12,500	113,375
Cypress Semiconductor Corp.*	14,800	274,984
Hittite Microwave Corp.*	2,500	152,600
Intel Corp.	207,780	4,369,613
Lam Research Corp.*	38,200	1,977,996
Linear Technology Corp.	8,300	287,097
Marvell Technology Group Ltd. (Bermuda)*	94,400	1,751,120
MKS Instruments, Inc.*	5,700	139,593
Novellus Systems, Inc.*	16,700	539,744
PMC-Sierra, Inc.*	67,000	575,530
Silicon Image, Inc.*	10,100	74,235
Texas Instruments, Inc.	59,100	1,920,750

		14,907,859

Software — 5.1%
Activision Blizzard, Inc.	60,200	748,888
Autodesk, Inc.*	45,600	1,741,920
FactSet Research Systems, Inc.	14,800	1,387,648
Intuit, Inc.*	41,900	2,065,670
MICROS Systems, Inc.*	10,400	456,144
Microsoft Corp.	236,400	6,600,288
Opnet Technologies, Inc.	4,700	125,819
Oracle Corp.	44,300	1,386,590
Red Hat, Inc.*	34,700	1,584,055
Symantec Corp.*	7,900	132,246
Synopsys, Inc.*	36,700	987,597

		17,216,865

Specialty Retail — 2.7%
Advance Auto Parts, Inc.	2,700	178,605
American Eagle Outfitters, Inc.	31,200	456,456

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (cont’d.)
Best Buy Co., Inc.	14,000	$480,060
Chico’s FAS, Inc.	9,000	108,270
Gap, Inc. (The)	43,000	952,020
Home Depot, Inc. (The)	33,220	1,164,693
Jo-Ann Stores, Inc.*	900	54,198
Limited Brands, Inc.	30,700	943,411
Pier 1 Imports, Inc.*	11,000	115,500
RadioShack Corp.	14,800	273,652
Ross Stores, Inc.	27,200	1,720,400
Shoe Carnival, Inc.*	9,500	256,500
Staples, Inc.	14,200	323,334
TJX Cos., Inc. (The)	46,100	2,046,379

		9,073,478

Textiles, Apparel & Luxury Goods — 1.3%
Coach, Inc.	42,200	2,334,082
Deckers Outdoor Corp.*	1,200	95,688
Fossil, Inc.*	11,400	803,472
Maidenform Brands, Inc.*	2,200	52,294
Oxford Industries, Inc.	4,300	110,123
Timberland Co. (The) (Class A Stock)*	5,900	145,081
VF Corp.	7,200	620,496
Warnaco Group, Inc. (The)*	3,300	181,731

		4,342,967

Thrifts & Mortgage Finance — 0.2%
Washington Federal, Inc.	49,200	832,464

Tobacco — 1.5%
Altria Group, Inc.	98,800	2,432,456
Lorillard, Inc.	1,900	155,914
Philip Morris International, Inc.	27,450	1,606,649
Reynolds American, Inc.	27,500	897,050

		5,092,069

Trading Companies & Distributors — 0.8%
Applied Industrial Technologies, Inc.	22,300	724,304
DXP Enterprises, Inc.*	1,900	45,600
Interline Brands, Inc.*	8,700	198,099
W.W. Grainger, Inc.	12,700	1,753,997

		2,722,000

Water Utilities — 0.3%
American Water Works Co., Inc.	35,800	905,382

Wireless Telecommunication Services — 0.2%
American Tower Corp. (Class A Stock)*	1,300	67,132
NTELOS Holdings Corp.	4,900	93,345
Sprint Nextel Corp.*	18,500	78,255
Telephone & Data Systems, Inc.	2,000	73,100
USA Mobility, Inc.	25,300	449,581

		761,413

TOTAL LONG-TERM INVESTMENTS (cost $365,893,092)		428,731,001

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SHORT-TERM INVESTMENTS — 2.8%		Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND — 2.6%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund(w) (cost $8,684,585) (Note 4)		8,684,585	$8,684,585

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.2%
U.S. Treasury Bills
0.181%	06/16/11
(cost $799,336)		$800	799,373

TOTAL SHORT-TERM INVESTMENTS (cost $9,483,921)			9,483,958

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 129.0% (cost $375,377,013)			438,214,959

		Shares
SECURITIES SOLD SHORT — (29.2)%
Aerospace & Defense — (0.4)%
Precision Castparts Corp.		8,700	(1,211,127)

Air Freight & Logistics — (0.2)%
UTi Worldwide, Inc. (British Virgin Islands)		38,100	(807,720)

Beverages — (0.3)%
Brown-Forman Corp. (Class B Stock)		2,000	(139,240)
Central European Distribution Corp.*		35,500	(812,950)

			(952,190)

Biotechnology — (1.7)%
Amylin Pharmaceuticals, Inc.*		63,100	(928,201)
BioMarin Pharmaceutical, Inc.*		53,800	(1,448,834)
Dendreon Corp.*		40,900	(1,428,228)
Human Genome Sciences, Inc.*		48,300	(1,153,887)
Regeneron Pharmaceuticals, Inc.*		25,100	(824,033)

			(5,783,183)

Building Products — (0.3)%
USG Corp.*		65,200	(1,097,316)

Capital Markets — (1.0)%
Greenhill & Co., Inc.		18,600	(1,519,248)
Jefferies Group, Inc.		39,300	(1,046,559)
TD Ameritrade Holding Corp.		36,400	(691,236)

			(3,257,043)

Chemicals — (0.7)%
Intrepid Potash, Inc.*		14,100	(525,789)
RPM International, Inc.		29,000	(640,900)
Sensient Technologies Corp.		33,200	(1,219,436)

			(2,386,125)

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

Commercial Banks — (0.6)%
Comerica, Inc.	29,300	$(1,237,632)
First Horizon National Corp.*	70,689	(832,717)

		(2,070,349)

Commercial Services & Supplies — (1.0)%
Covanta Holding Corp.	60,200	(1,034,838)
KAR Auction Services, Inc.*	7,700	(106,260)
Mine Safety Appliances Co.	17,600	(547,888)
Stericycle, Inc.*	19,900	(1,610,308)

		(3,299,294)

Communications Equipment — (0.6)%
Ciena Corp.*	99,800	(2,100,790)

Computers & Peripherals — (0.2)%
Diebold, Inc.	6,600	(211,530)
NCR Corp.*	26,300	(404,231)

		(615,761)

Construction & Engineering — (0.1)%
Fluor Corp.	4,800	(318,048)

Diversified Consumer Services — (0.2)%
Matthews International Corp. (Class A Stock)	21,300	(745,074)

Diversified Telecommunication Services — (0.2)%
Frontier Communications Corp.	68,900	(670,397)

Electric Utilities
FirstEnergy Corp.	1,900	(70,338)

Electronic Equipment & Instruments — (0.3)%
FLIR Systems, Inc.*	34,700	(1,032,325)
Vishay Precision Group, Inc.*	6,900	(129,996)

		(1,162,321)

Energy Equipment & Services — (0.4)%
Exterran Holdings, Inc.*	12,300	(294,585)
Pride International, Inc.*	3,500	(115,500)
TETRA Technologies, Inc.*	34,900	(414,263)
Tidewater, Inc.	9,900	(533,016)

		(1,357,364)

Food Products — (0.5)%
Green Mountain Coffee Roasters, Inc.*	51,600	(1,695,576)

Gas Utilities
National Fuel Gas Co.	2,400	(157,488)

Healthcare Equipment & Supplies — (0.1)%
Alere, Inc.*	6,900	(252,540)

Healthcare Providers & Services — (0.7)%
Brookdale Senior Living, Inc.*	35,800	(766,478)
VCA Antech, Inc.*	50,000	(1,164,500)
WellCare Health Plans, Inc.*	9,800	(296,156)

		(2,227,134)

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

Hotels, Restaurants & Leisure — (1.8)%
Bally Technologies, Inc.*	39,400	$(1,662,286)
MGM Resorts International*	130,200	(1,933,470)
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*	10,500	(136,395)
Scientific Games Corp. (Class A Stock)*	79,300	(789,828)
WMS Industries, Inc.*	36,600	(1,655,784)

		(6,177,763)

Household Durables — (1.9)%
D.R. Horton, Inc.	28,100	(335,233)
Fortune Brands, Inc.	4,900	(295,225)
KB Home	77,600	(1,046,824)
Lennar Corp. (Class A Stock)	84,500	(1,584,375)
MDC Holdings, Inc.	35,500	(1,021,335)
NVR, Inc.*	1,200	(829,224)
Pulte Group, Inc.*	154,800	(1,164,096)
Toll Brothers, Inc.*	6,900	(131,100)

		(6,407,412)

Independent Power Producers & Energy Traders — (0.1)%
Calpine Corp.*	13,100	(174,754)
Ormat Technologies, Inc.	7,700	(227,766)

		(402,520)

Industrial Conglomerates — (0.4)%
Textron, Inc.	61,900	(1,463,316)

Insurance — (0.2)%
Cincinnati Financial Corp.	5,900	(186,971)
Endurance Specialty Holdings Ltd. (Bermuda)	2,700	(124,389)
Markel Corp.*	800	(302,504)

		(613,864)

Internet & Catalog Retail — (0.4)%
Amazon.com, Inc.*	1,000	(180,000)
NetFlix, Inc.*	6,800	(1,194,760)

		(1,374,760)

Internet Software & Services — (1.1)%
Equinix, Inc.*	18,100	(1,470,806)
Monster Worldwide, Inc.*	70,200	(1,658,826)
WebMD Health Corp.*	10,700	(546,342)

		(3,675,974)

IT Services — (1.2)%
Alliance Data Systems Corp.*	24,100	(1,711,823)
Genpact Ltd. (Bermuda)*	89,500	(1,360,400)
SRA International, Inc. (Class A Stock)*	40,700	(832,315)

		(3,904,538)

Life Sciences Tools & Services — (0.2)%
Illumina, Inc.*	9,200	(582,728)

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

Machinery — (1.6)%
Manitowoc Co., Inc. (The)	10,600	$(138,966)
Navistar International Corp.*	7,100	(411,161)
Terex Corp.*	64,500	(2,002,080)
Trinity Industries, Inc.	31,000	(824,910)
Valmont Industries, Inc.	19,100	(1,694,743)
Wabtec Corp.	9,200	(486,588)

		(5,558,448)

Media — (0.3)%
DreamWorks Animation SKG, Inc. (Class A Stock)*	31,500	(928,305)

Metals & Mining — (1.1)%
Allegheny Technologies, Inc.	30,000	(1,655,400)
Royal Gold, Inc.	9,700	(529,911)
United States Steel Corp.	26,300	(1,536,446)

		(3,721,757)

Multiline Retail — (0.5)%
JC Penney Co., Inc.	52,300	(1,689,813)

Oil, Gas & Consumable Fuels — (2.4)%
Comstock Resources, Inc.*	35,200	(864,512)
CONSOL Energy, Inc.	33,800	(1,647,412)
Denbury Resources, Inc.*	72,600	(1,385,934)
EOG Resources, Inc.	2,300	(210,243)
Massey Energy Co.	38,100	(2,044,065)
SandRidge Energy, Inc.*	295,800	(2,165,256)

		(8,317,422)

Pharmaceuticals — (0.4)%
Hospira, Inc.*	24,100	(1,342,129)

Professional Services — (0.2)%
FTI Consulting, Inc.*	8,400	(313,152)
Navigant Consulting, Inc.*	39,600	(364,320)

		(677,472)

Real Estate Investment Trusts — (0.3)%
Digital Realty Trust, Inc.	17,300	(891,642)
Essex Property Trust, Inc.	1,300	(148,486)

		(1,040,128)

Road & Rail — (1.2)%
Con-Way, Inc.	47,500	(1,737,075)
Hertz Global Holdings, Inc.*	122,600	(1,776,474)
Werner Enterprises, Inc.	18,500	(418,100)

		(3,931,649)

Semiconductors & Semiconductor Equipment — (2.2)%
Atheros Communications, Inc.*	46,500	(1,670,280)
Intersil Corp. (Class A Stock)	122,300	(1,867,521)
MEMC Electronic Materials, Inc.*	130,100	(1,464,926)
Teradyne, Inc.*	100,100	(1,405,404)
Xilinx, Inc.	32,800	(950,544)

		(7,358,675)

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

Software — (0.7)%
Compuware Corp.*	116,500	$(1,359,555)
Informatica Corp.*	3,600	(158,508)
salesforce.com, Inc.*	6,600	(871,200)

		(2,389,263)

Specialty Retail — (0.7)%
Abercrombie & Fitch Co. (Class A Stock)	36,800	(2,120,784)
Tiffany & Co.	3,600	(224,172)

		(2,344,956)

Textiles, Apparel & Luxury Goods
Phillips-Van Heusen Corp.	2,000	(126,020)

Trading Companies & Distributors — (0.4)%
GATX Corp.	43,100	(1,520,568)

Wireless Telecommunication Services — (0.4)%
SBA Communications Corp. (Class A Stock)*	34,900	(1,428,806)

TOTAL SECURITIES SOLD SHORT (proceeds received $85,164,812)		(99,215,464)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 99.8% (cost $290,212,201)		338,999,495
Other assets in excess of other liabilities(x) — 0.2%		730,783

NET ASSETS — 100.0%		$339,730,278

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(k)	Represents security; or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(x)	Other assets in excess of other liabilities includes net unrealized appreciation on futures contracts as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation
Long Positions:
22	Mid 400 E-Mini	Mar. 2011	$1,962,819	$1,991,660	$28,841
128	S&P 500 E-Mini	Mar. 2011	7,882,408	8,019,200	136,792

					$165,633

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$428,731,001	$—	$—
U.S. Treasury Obligation	—	799,373	—
Affiliated Money Market Mutual Fund	8,684,585	—	—
Securities Sold Short—Common Stocks	(99,215,464)	—	—
Other Financial Instruments*
Futures	165,633	—	—

Total	$338,365,755	$799,373	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of other liabilities shown as a percentage of net assets as of December 31, 2010 were as follows:

Oil, Gas & Consumable Fuels	11.2%
Software	5.1
Machinery	4.9
Pharmaceuticals	4.5
Semiconductors & Semiconductor Equipment	4.4
Diversified Financial Services	4.1
Computers & Peripherals	4.0
Chemicals	3.6
IT Services	3.4
Energy Equipment & Services	3.3
Insurance	3.3
Hotels, Restaurants & Leisure	3.3
Communications Equipment	3.2
Commercial Banks	3.0
Aerospace & Defense	3.0
Healthcare Providers & Services	2.9
Industrial Conglomerates	2.9
Diversified Telecommunication Services	2.9
Media	2.8
Healthcare Equipment & Supplies	2.7

Capital Markets	2.7%
Specialty Retail	2.7
Affiliated Money Market Mutual Fund	2.6
Biotechnology	2.5
Food Products	2.3
Internet Software & Services	2.2
Real Estate Investment Trusts	2.1
Beverages	2.1
Multiline Retail	1.8
Household Products	1.8
Electronic Equipment & Instruments	1.8
Food & Staples Retailing	1.7
Metals & Mining	1.7
Household Durables	1.7
Life Sciences Tools & Services	1.5
Electric Utilities	1.5
Tobacco	1.5
Electrical Equipment	1.4
Road & Rail	1.3
Textiles, Apparel & Luxury Goods	1.3
Multi-Utilities	1.2
Auto Components	1.2
Commercial Services & Supplies	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS

December 31, 2010

Industry (cont’d.)
Consumer Finance	0.8%
Trading Companies & Distributors	0.8
Internet & Catalog Retail	0.8
Air Freight & Logistics	0.8
Construction & Engineering	0.7
Diversified Consumer Services	0.7
Office Electronics	0.6
Real Estate Management & Development	0.5
Healthcare Technology	0.5
Distributors	0.4
Gas Utilities	0.4
Personal Products	0.3
Automobiles	0.3
Water Utilities	0.3
Thrifts & Mortgage Finance	0.2
Building Products	0.2
U.S. Treasury Obligation	0.2
Wireless Telecommunication Services	0.2
Paper & Forest Products	0.1
Leisure Equipment & Products	0.1
Airlines	0.1

129.0
Securities Sold Short	(29.2)
Other assets in excess of other liabilities	0.2

100.0%

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value:
Unaffiliated investments (cost $366,692,428)	$429,530,374
Affiliated investments (cost $8,684,585)	8,684,585
Cash	231,276
Deposit with broker	57,060
Dividends and interest receivable	466,356
Receivable for fund share sold	405,058
Prepaid expenses	2,124

Total Assets	439,376,833

LIABILITIES:
Securities sold short, at value (proceeds received $85,164,812)	99,215,464
Payable for fund share repurchased	176,859
Advisory fees payable	134,568
Accrued expenses and other liabilities	68,768
Dividends payable on securities sold short	25,033
Due to broker-variation margin	23,460
Shareholder servicing fees payable	1,861
Affiliated transfer agent fee payable	542

Total Liabilities	99,646,555

NET ASSETS	$339,730,278

Net assets were comprised of:
Paid-in capital	$406,086,166
Retained earnings	(66,355,888)

Net assets, December 31, 2010	$339,730,278

Net asset value and redemption price per share, $339,730,278 / 30,235,099 outstanding shares of beneficial interest	$11.24

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker-variation margin	$165,633	*	—	$—

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$419,035

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$120,218

For the year ended December 31, 2010, the Portfolio’s average value at trade date for futures long position was $7,770,516.

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income	$6,928,874
Affiliated dividend income	16,633
Unaffiliated interest income	1,673

6,947,180

EXPENSES
Advisory fees	2,889,607
Dividend expense on short sales	714,831
Broker fees and expenses on short sales	702,745
Shareholder servicing fees and expenses	288,961
Custodian and accounting fees	107,000
Audit fee	36,000
Trustees’ fees	12,000
Shareholders’ reports	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	3,000
Loan interest expense (Note 7)	61
Miscellaneous	7,883

Total expenses	4,796,088
Less: advisory fee waiver and/or expense reimbursement	(255,822)

Net expenses	4,540,266

NET INVESTMENT INCOME	2,406,914

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	30,609,648
Futures transactions	419,035
Short sales transactions	(18,323,951)

12,704,732

Net change in unrealized appreciation (depreciation) on:
Investments	30,439,923
Futures	120,218
Short sales	(3,744,351)

26,815,790

NET GAIN ON INVESTMENTS	39,520,522

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,927,436

STATEMENT OF CASH FLOWS

Year Ended December 31, 2010

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest and dividends received	$6,982,380
Operating expenses paid	(3,098,642)
Dividends paid on securities sold short	(754,004)
Broker fees and expense on short sales	(702,745)
Purchases of long-term portfolio investments	(296,537,156)
Net proceeds from disposition of short-term portfolio investments	3,237,837
Proceeds from disposition of long-term portfolio investments	279,280,767
Net payments from cover of short sales	(3,502,926)
Net payment for futures transactions	516,659
Decrease in other assets	993

NET CASH PROVIDED FROM OPERATING ACTIVITIES	(14,576,837)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	82,419,648
Payment of shares redeemed	(62,553,972)

NET CASH PROVIDED BY FINANCING ACTIVITIES	19,865,676

Net change in cash	5,288,839
Payable to custodian at beginning of year	(5,057,563)

CASH AT END OF YEAR	$231,276

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$2,406,914	$1,901,793
Net realized gain (loss) on investment transactions	12,704,732	(43,762,227)
Net change in unrealized appreciation (depreciation) on investments	26,815,790	87,727,880

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	41,927,436	45,867,446

DISTRIBUTIONS	(1,889,935)	(3,845,559)

FUND SHARE TRANSACTIONS:
Fund share sold [8,185,685 and 8,334,116 shares, respectively]	82,732,387	69,957,548
Fund share issued in reinvestment of distributions [194,638 and 463,879 shares, respectively]	1,889,935	3,845,559
Fund share repurchased [6,370,007 and 4,649,782 shares, respectively]	(62,650,804)	(36,263,963)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	21,971,518	37,539,144

TOTAL INCREASE IN NET ASSETS	62,009,019	79,561,031
NET ASSETS:
Beginning of year	277,721,259	198,160,228

End of year	$339,730,278	$277,721,259

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 94.6%
ASSET-BACKED SECURITIES — 1.4%
Ally Auto Receivables Trust,
Series 2009-B, Class C, 144A(g)
4.06%		05/16/16	A2	$405	$420,348
AmeriCredit Automobile Receivables Trust,
Series 2006-RM, Class A3
5.53%		01/06/14	Aa3	334	338,262
Series 2010-2, Class B
2.73%		03/09/15	Aa1	245	248,931
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599%		09/25/31	A3	18	9,839
Series 2003-1, Class 1A6
4.458%		03/25/14	Aa2	184	179,282
Chesapeake Funding LLC,
Series 2009-4A, Class C, 144A(g)
2.265%	(c)	09/07/20	A2	280	280,000
CNH Equipment Trust,
Series 2007-A, Class B
5.09%		06/16/14	A3	285	285,417
CNH Wholesale Master Note Trust,
Series 2009-1A, Class A, 144A(g)
1.96%	(c)	07/15/15	AAA(d)	474	479,090
Countrywide Asset-Backed Certificates,
Series 2004-BC1, Class M2
1.866%	(c)	01/25/34	A2	59	41,433
Fannie Mae,
Series 319, Class 2, IO(g)
6.50%		02/01/32	Aaa	16	3,205
Ford Credit Floorplan Master Owner Trust,
Series 2010-3, Class C, 144A(g)
4.99%		02/15/17	Aa3	190	198,678
Freddie Mac,
Series 2614, Class IH, IO(g)
4.50%		05/15/16	Aaa	44	656
Series 2627, Class IE, IO(g)
4.50%		04/15/18	Aaa	18	1,023
Series 3195, Class PN
6.50%		08/15/30	Aaa	137	139,398
Series R003, Class VA
5.50%		08/15/16	Aaa	444	480,520
GE Capital Credit Card Master Note Trust,
Series 2009-2, Class A
3.69%		07/15/15	Aaa	621	644,577
GE Equipment Midticket LLC,
Series 2010-1, Class A4, 144A(g)
1.47%		07/14/15	Aaa	710	703,659
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH1, Class AV2
0.321%	(c)	11/25/36	A1	14	14,166
Marriott Vacation Club Owner Trust,(g)
Series 2006-1A, Class A, 144A
5.737%		04/20/28	Aaa	205	216,049
Series 2006-2A, Class A, 144A
5.362%		10/20/28	Aaa	56	58,105
MBNA Credit Card Master Note Trust,
Series 2006-C3, Class C3
0.55%	(c)	10/15/13	A3	210	209,478

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-WMC1, Class M1
0.761%	(c)	09/25/35	Baa1	$59	$53,377
Navistar Financial Corp. Owner Trust,
Series 2010-A, Class B, 144A(g)
4.17%		10/20/14	Aa2	330	343,493
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.52%		11/12/12	Aa3	407	407,068
World Financial Network Credit Card Master Trust,
Series 2010-A, Class A
3.96%		04/15/19	AAA(d)	195	200,028

TOTAL ASSET-BACKED SECURITIES (cost $5,849,381)					5,956,082

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.4%
American Tower Trust,
Series 2007-1A, Class D, 144A(g)
5.957%		04/15/37	Baa2	260	274,731
Banc of America Commercial Mortgage, Inc.,
Series 2005-3, Class A2
4.501%		07/10/43	Aaa	451	453,966
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP8, Class A2
4.83%		08/15/38	AAA(d)	935	975,061
Series 2005-PWR9, Class A4A
4.871%		09/11/42	Aaa	760	800,620
Series 2005-PWR9, Class AAB
4.804%		09/11/42	Aaa	560	583,404
Series 2006-PW13, Class A4
5.54%		09/11/41	AAA(d)	408	437,865
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class AAB
5.608%		10/15/48	Aaa	475	504,822
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A4
5.815%	(c)	12/10/49	Aaa	700	753,144
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467%		09/15/39	Aaa	675	707,930
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A2
6.531%		05/15/33	Aaa	285	285,406
GS Mortgage Securities Corp II,
Series 2010-C2, Class A2, 144A
5.162%		12/25/43	Aaa	515	515,834
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class ASB
4.824%	(c)	10/15/42	Aaa	840	880,069
Series 2006-CB14, Class A4
5.481%	(c)	12/12/44	Aaa	825	879,074
Series 2010-CNTR, Class A2, 144A(g)
4.311%		08/05/32	Aaa	390	367,748
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class A3
5.347%		11/15/38	AAA(d)	298	315,063

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I,
Series 2008-T29, Class A4
6.28%	(c)	01/11/43	AA(d)		$608	$670,020
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C24, Class A3
5.558%	(c)	03/15/45	Aaa		436	470,797

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $9,141,127)						9,875,554

CORPORATE OBLIGATIONS — 15.2%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
10.00%		07/15/17	Ba2		125	146,250
Lamar Media Corp.,
Gtd. Notes
6.625%		08/15/15	B1		302	309,550
Omnicom Group, Inc.,
Sr. Unsec’d. Notes
4.45%		08/15/20	Baa1		110	107,638

						563,438

Airlines — 0.2%
Continental Airlines, Inc.,
Pass-Through Certificates
4.75%		01/12/21	Baa2		65	64,838
7.25%		05/10/21	Baa2		58	65,344
9.00%		07/08/16	Baa2		149	169,557
Sr. Sec’d. Notes, 144A(g)
6.75%		09/15/15	Ba2		225	231,750
Delta Air Lines, Inc.,
Pass-Through Certificates
4.95%		05/23/19	Baa2		60	60,150
7.75%		06/17/21	Baa2		73	81,086
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%		03/01/17	Baa3		295	296,093

						968,818

Apparel — 0.2%
Hanesbrands, Inc.,
Gtd. Notes, 144A(g)
6.375%		12/15/20	B1		400	380,000
Levi Strauss & Co.,
Sr. Unsec’d. Notes(a)
7.625%		05/15/20	B2		250	258,125

						638,125

Automobile Manufacturers
Fiat Finance North America, Inc.,
Gtd. Notes, MTN
5.625%		06/12/17	Baa3	EUR	100	134,299

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
5.375%		01/15/20	Baa2		250	270,897

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Beverages (cont’d.)
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.50%	11/15/15	Aa3		$315	$302,350
Cott Beverages, Inc.,
Gtd. Notes
8.125%	09/01/18	B3		225	242,438

					815,685

Biotechnology — 0.2%
Life Technologies Corp.,
Sr. Unsec’d. Notes
3.50%	01/15/16	Ba1		340	338,963
4.40%	03/01/15	Ba1		120	124,701
Talecris Biotherapeutics Holdings Corp.,
Gtd. Notes
7.75%	11/15/16	B1		200	217,000

					680,664

Broadcasting — 0.1%
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A(g)
6.25%	06/01/18	Baa2		240	268,048
Discovery Communications LLC,
Gtd. Notes
3.70%	06/01/15	Baa2		155	160,477
5.625%	08/15/19	Baa2		145	159,132

					587,657

Business Services
Manpower, Inc.,
Sr. Unsec’d. Notes, MTN
4.75%	06/14/13	Baa2	EUR	150	202,171

Chemicals — 0.2%
CF Industries, Inc.,
Gtd. Notes
6.875%	05/01/18	B1		375	401,250
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
2.50%	02/15/16	Baa3		140	134,463
4.25%	11/15/20	Baa3		135	129,316
8.55%	05/15/19	Baa3		210	263,182

					928,211

Computer Services & Software — 0.1%
Brocade Communications Systems, Inc.,
Sr. Sec’d. Notes
6.875%	01/15/20	Ba2		100	106,500
Education Management LLC/Education Management Finance Corp.,
Gtd. Notes(a)
8.75%	06/01/14	B2		350	358,750
Fidelity National Information Services, Inc.,(g)
Gtd. Notes, 144A
7.625%	07/15/17	Ba2		25	26,313
7.875%	07/15/20	Ba2		50	52,875

					544,438

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Consumer Products & Services
Church & Dwight Co., Inc.,
Sr. Unsec’d. Notes
3.35%	12/15/15	Baa3	$45	$45,142
Scotts Miracle-Gro Co. (The),
Gtd. Notes
7.25%	01/15/18	B1	125	131,562

				176,704

Containers & Packaging — 0.1%
Ball Corp.,
Gtd. Notes
7.125%	09/01/16	Ba1	125	134,688
7.375%	09/01/19	Ba1	75	80,625
Solo Cup Co./Solo Cup Operating Corp.,
Sr. Sec’d. Notes
10.50%	11/01/13	B2	125	130,625

				345,938

Diversified Operations — 0.1%
Cooper US, Inc.,
Gtd. Notes
6.10%	07/01/17	A3	210	239,087

Electric — 0.1%
Alabama Power Co.,
Sr. Unsec’d. Notes
3.375%	10/01/20	A2	495	468,194
FirstEnergy Solutions Corp.,
Gtd. Notes
4.80%	02/15/15	Baa2	155	162,763

				630,957

Electronic Components & Equipment — 0.1%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
5.00%	07/15/20	Baa3	75	76,135
Emerson Electric Co.,
Sr. Unsec’d. Notes
5.25%	11/15/39	A2	235	238,851

				314,986

Entertainment & Leisure — 0.2%
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
11.25%	06/01/17	Caa1	350	393,750
MGM Resorts International,
Sr. Sec’d. Notes, 144A(g)
9.00%	03/15/20	B1	200	220,000
Regal Cinemas Corp.,
Gtd. Notes
8.625%	07/15/19	B2	150	159,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
First Mortgage(a)
7.875%	11/01/17	Ba2	250	269,375

				1,042,125

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Environmental Services — 0.1%
Waste Management, Inc.,
Gtd. Notes
6.10%		03/15/18	Baa3		$405	$453,807

Farming & Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
4.125%		09/11/15	Baa1		260	271,850
9.25%		08/06/19	Baa1		260	339,310
Bunge NA Finance LP,
Gtd. Notes
5.90%		04/01/17	Baa2		170	174,953

						786,113

Financial – Bank & Trust — 1.4%
Bank of America Corp.,
Sr. Unsec’d. Notes
5.625%		07/01/20	A2		335	341,530
7.375%		05/15/14	A2		315	350,148
Sr. Unsec’d. Notes, MTN
5.65%		05/01/18	A2		275	280,987
Sub. Notes, MTN
4.00%	(c)	03/28/18	Aa3	EUR	300	359,123
Unsec’d. Notes
6.50%		08/01/16	A2		655	710,736
BB&T Capital Trust II,
Ltd. Gtd. Notes
6.75%		06/07/36	A1		150	149,930
Capital One Capital IV,
Ltd. Gtd. Notes
6.745%	(c)	02/05/82	Baa1		350	345,625
FIA Card Services NA,
Sub. Notes
7.125%		11/15/12	A1		80	86,507
Fifth Third Bancorp,
Sr. Unsec’d. Notes
6.25%		05/01/13	Baa1		270	292,646
Sub. Notes
8.25%		03/01/38	Baa2		190	218,661
HSBC Bank USA NA,
Sub. Notes
4.875%		08/24/20	A1		250	248,517
International Lease Finance Corp.,
Sr. Unsec’d. Notes, 144A(a)(g)
8.625%		09/15/15	B1		375	403,125
Sr. Unsec’d. Notes, MTN
6.625%		11/15/13	B1		200	204,250
KeyCorp.,
Sr. Notes, MTN
3.75%		08/13/15	Baa1		310	311,022
PNC Funding Corp.,
Bank Gtd. Notes
4.375%		08/11/20	A3		140	138,362
5.625%		02/01/17	Baa1		195	208,442
Regions Financial Corp.,
Sr. Unsec’d. Notes
5.75%		06/15/15	Ba3		65	63,619

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial – Bank & Trust (cont’d.)
Wachovia Corp.,
Sr. Unsec’d. Notes(a)
5.75%		02/01/18	A1		$565	$627,321
Wells Fargo & Co.,
Sr. Notes
3.625%		04/15/15	A1		145	150,357
Wells Fargo Bank NA,
Sub. Notes
4.75%		02/09/15	Aa3		300	318,263

						5,809,171

Financial – Brokerage — 0.1%
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
5.875%		06/08/14	Baa2		126	135,465
6.25%		01/15/36	Baa2		250	223,949

						359,414

Financial Services — 3.8%
Ally Financial, Inc.,
Gtd. Notes
8.00%		03/15/20	B3		275	300,437
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.25%		07/16/13	A1	EUR	100	146,528
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
7.30%		06/28/19	A3		45	53,174
CEDC Finance Corp. International, Inc.,
Sr. Sec’d. Notes, 144A(g)
9.125%		12/01/16	B1		175	185,937
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.587%		12/15/15	A3		90	93,826
5.00%		08/02/19	A3	EUR	150	195,653
5.375%		08/09/20	A3		225	233,777
5.50%		10/15/14	A3		180	193,940
6.125%		05/15/18	A3		190	208,150
6.50%		08/19/13	A3		425	466,675
Sr. Unsec’d. Notes, MTN
3.50%		08/05/15	Aa3	EUR	270	349,103
6.40%		03/27/13	Aa3	EUR	80	114,069
Sub. Notes
4.75%	(c)	02/10/19	A1	EUR	70	85,099
Unsec’d. Notes
8.50%		05/22/19	A3		265	328,980
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A(g)
6.113%		01/15/40	A2		283	295,260
ERAC USA Finance LLC,
Gtd. Notes, 144A(g)
5.25%		10/01/20	Baa1		125	127,107

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
6.625%		08/15/17	Ba2		$50	$52,550
8.70%		10/01/14	Ba2		25	28,154
12.00%		05/15/15	Ba2		50	62,897
General Electric Capital Corp.,
Sr. Unsec’d. Notes(a)
3.75%		11/14/14	Aa2		1,000	1,033,719
Sr. Unsec’d. Notes, MTN
6.875%		01/10/39	Aa2		440	508,490
Unsec’d. Notes
1.875%		09/16/13	Aa2		490	490,262
Goldman Sachs Capital I,
Gtd. Notes
6.345%		02/15/34	A1		205	195,334
Goldman Sachs Group, Inc. (The),
Sr. Notes
3.70%		08/01/15	A1		280	285,295
6.00%		06/15/20(a)	A1		105	113,470
Sr. Unsec’d. Notes
3.75%		02/04/13	Aa3	EUR	100	136,146
6.15%		04/01/18	A1		800	880,954
7.50%		02/15/19	A1		490	571,336
Sr. Unsec’d. Notes, MTN
4.50%		01/30/17	Aa3	EUR	400	526,282
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
7.75%		01/15/16	Ba3		100	100,000
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.40%		06/24/15	Aa3		405	413,001
6.00%		01/15/18	Aa3		370	413,196
6.30%		04/23/19	Aa3		795	904,913
Sr. Unsec’d. Notes, MTN
4.375%		01/30/14	Aa2	EUR	50	69,515
Sub. Notes, MTN
4.375%	(c)	11/12/19	Aa3	EUR	300	393,057
JPMorgan Chase Capital XXII,
Ltd. Gtd. Notes
6.45%		01/15/87	Aa3		195	194,239
JPMorgan Chase Capital XXVII,
Ltd. Gtd. Notes(a)
7.00%		11/01/39	A2		220	230,346
Lyondell Chemical Co.,
Sr. Sec’d. Notes, 144A(g)
8.00%		11/01/17	Ba2		203	224,569
Mellon Funding Corp.,
Gtd. Notes
6.375%		11/08/11	Aa2	GBP	250	404,494
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes
5.45%		02/05/13	A2		260	274,246
Sr. Unsec’d. Notes, MTN
4.45%		01/31/14	A2	EUR	100	134,349

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (cont’d.)
Morgan Stanley,
Sr. Unsec’d. Notes
3.45%	11/02/15	A2		$635	$619,097
4.00%	07/24/15	A2		825	829,278
4.20%	11/20/14	A2		480	490,385
7.30%	05/13/19	A2		200	225,128
Sr. Unsec’d. Notes, MTN
5.00%	05/02/19	A2	EUR	350	448,113
5.125%	11/30/15	A1	GBP	150	233,589
5.50%	10/02/17	A2	EUR	100	135,220
New York Life Global Funding,
Sr. Unsec’d. Notes, MTN
4.375%	01/19/17	Aaa	EUR	150	205,788
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
Gtd. Notes
9.25%	04/01/15	B3		350	364,437
SLM Corp.,
Sr. Unsec’d. Notes, MTN
5.125%	08/27/12	Ba1		65	66,349
8.45%	06/15/18	Ba1		130	135,117
Teco Finance, Inc.,
Gtd. Notes
5.15%	03/15/20	Baa3		130	134,780

					15,905,810

Food — 0.2%
Ahold Finance USA LLC,
Gtd. Notes, MTN
5.875%	03/14/12	Baa3	EUR	100	139,724
6.50%	03/14/17	Baa3	GBP	100	173,439
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
6.50%	02/09/40	Baa2		305	341,792
Kroger Co. (The),
Gtd. Notes
5.40%	07/15/40	Baa2		115	108,999

					763,954

Healthcare Services — 0.2%
Capella Healthcare, Inc.,
Gtd. Notes, 144A(g)
9.25%	07/01/17	B3		175	185,500
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes, 144A(g)
8.00%	08/01/20	Caa1		300	304,500
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.875%	10/15/20	Baa1		75	71,552
US Oncology, Inc.,
Sr. Sec’d. Notes
9.125%	08/15/17	Ba3		150	184,875
WellPoint, Inc.,
Sr. Unsec’d. Notes
4.35%	08/15/20	Baa1		30	29,766
5.00%	01/15/11	Baa1		200	200,211

					976,404

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Holding Company – Diversified — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes, 144A(a)(g)
7.75%		10/15/16	Ba3		$350	$370,125

Home Builders — 0.1%
MDC Holdings, Inc.,
Gtd. Notes
5.50%		05/15/13	Baa3		350	366,901

Insurance — 0.6%
Ace INA Holdings, Inc.,
Gtd. Notes
5.70%		02/15/17	A3		110	120,612
Aflac, Inc.,
Sr. Unsec’d. Notes
6.90%		12/17/39	A2		170	182,579
8.50%		05/15/19	A2		255	315,306
Allstate Corp. (The),
Sr. Unsec’d. Notes
7.45%		05/16/19	A3		135	163,843
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.875%		08/15/20	Baa3		155	154,329
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.30%		06/15/15	Baa2		30	30,904
MetLife, Inc.,
Sr. Unsec’d. Notes
4.75%		02/08/21	A3		250	255,256
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, MTN
4.625%		05/16/17	Aa2	EUR	150	205,507
Pacific LifeCorp,
Sr. Notes, 144A(g)
6.00%		02/10/20	Baa1		210	220,709
PartnerRe Finance B LLC,
Gtd. Notes
5.50%		06/01/20	A2		120	120,843
Principal Financial Group, Inc.,
Gtd. Notes
6.05%		10/15/36	A3		175	176,121
Provident Cos., Inc.,
Sr. Unsec’d. Notes
7.00%		07/15/18	Baa3		115	124,242
Reinsurance Group of America, Inc.,
Sr. Unsec’d. Notes
5.625%		03/15/17	Baa1		45	46,755
6.45%		11/15/19	Baa1		95	100,266
Sun Life Financial Global Funding LP,
Gtd. Notes, 144A(g)
0.553%	(c)	10/06/13	A1		285	280,602
Travelers Cos., Inc., (The)
Sr. Unsec’d. Notes
3.90%		11/01/20	A2		70	68,001
Unum Group,
Sr. Unsec’d. Notes
5.625%		09/15/20	Baa3		60	60,226

						2,626,101

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Machinery & Equipment — 0.1%
Case New Holland, Inc.,
Gtd. Notes
7.75%		09/01/13	Ba3		$250	$268,750
Roper Industries, Inc.,
Sr. Unsec’d. Notes
6.25%		09/01/19	Baa3		150	166,025
Stanley Black & Decker, Inc.,
Gtd. Notes
5.20%		09/01/40	Baa1		100	93,964

						528,739

Manufacturing — 0.2%
GE Capital Trust IV,
Sub. Notes
4.625%	(c)	09/15/66	Aa3	EUR	250	277,284
Koppers, Inc.,
Gtd. Notes
7.875%		12/01/19	B1		140	150,150
SPX Corp.,
Gtd. Notes, 144A(g)
6.875%		09/01/17	Ba1		200	212,500

						639,934

Media — 0.7%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
7.875%		04/30/18	B2		125	129,375
8.125%		04/30/20	B2		50	52,625
Comcast Corp.,
Gtd. Notes
5.70%		05/15/18	Baa1		365	401,692
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
5.875%		10/01/19	Baa2		270	293,447
DIRECTV Holdings LLC,
Gtd. Notes
3.55%		03/15/15	Baa2		160	162,548
NBC Universal, Inc.,(g)
Sr. Unsec’d. Notes, 144A
5.15%		04/30/20	Baa2		405	419,833
5.95%		04/01/41	Baa2		135	134,986
News America, Inc.,
Gtd. Notes
6.15%		03/01/37	Baa1		315	328,414
Sinclair Television Group, Inc.,
Sec’d. Notes, 144A(g)
9.25%		11/01/17	Ba3		300	324,750
TCM Sub LLC,
Gtd. Notes, 144A(g)
3.55%		01/15/15	Baa1		170	173,515
Time Warner Cable, Inc.,
Gtd. Notes
5.40%		07/02/12	Baa2		155	164,553
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(a)(g)
7.875%		11/01/20	B2		275	288,750

						2,874,488

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Metals & Mining — 0.2%
Arch Coal, Inc.,
Gtd. Notes
8.75%	08/01/16	B1	$125	$136,250
CONSOL Energy, Inc.,
Gtd. Notes, 144A(g)
8.00%	04/01/17	B1	225	239,625
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
8.375%	04/01/17	Baa3	248	274,350
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.,
Gtd. Notes
8.25%	04/15/18	B2	175	180,250
Southern Copper Corp.,
Sr. Unsec’d. Notes
5.375%	04/16/20	Baa2	25	25,275

				855,750

Office Equipment — 0.1%
Xerox Corp.,
Sr. Unsec’d. Notes
5.50%	05/15/12	Baa2	85	89,778
6.35%	05/15/18	Baa2	275	309,992

				399,770

Oil & Gas — 1.4%
Apache Corp.,
Sr. Unsec’d. Notes
5.10%	09/01/40	A3	260	252,626
Berry Petroleum Co.,
Sr. Unsec’d. Notes
6.75%	11/01/20	B2	200	201,000
Boardwalk Pipelines LP,
Gtd. Notes
5.75%	09/15/19	Baa2	190	202,968
Sr. Unsec’d. Notes
5.50%	02/01/17	Baa2	60	63,748
Chesapeake Energy Corp.,
Gtd. Notes
6.625%	08/15/20	Ba3	350	344,750
Denbury Resources, Inc.,
Gtd. Notes
8.25%	02/15/20	B1	374	405,790
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
5.15%	09/01/14	Baa1	115	125,069
5.70%	10/15/39	Baa1	205	203,546
5.875%	05/01/19	Baa1	55	61,001
Enterprise Products Operating LLC,
Gtd. Notes
5.25%	01/31/20	Baa3	35	36,407
6.30%	09/15/17	Baa3	115	129,764
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.50%	02/01/16	A3	85	83,088
5.875%	09/15/17	A3	150	170,103

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (cont’d.)
Hess Corp.,
Sr. Unsec’d. Notes
6.00%	01/15/40	Baa2		$255	$267,282
Marathon Oil Corp.,
Sr. Unsec’d. Notes
6.00%	10/01/17	Baa1		235	266,904
6.60%	10/01/37	Baa1		30	34,267
Motiva Enterprises LLC,
Sr. Unsec’d. Notes, 144A(g)
6.85%	01/15/40	A2		70	81,358
Nabors Industries, Inc.,
Gtd. Notes
6.15%	02/15/18	Baa2		130	138,756
9.25%	01/15/19	Baa2		40	49,567
Newfield Exploration Co.,
Sr. Sub. Notes
6.875%	02/01/20	Ba2		350	368,375
NuStar Logistics LP,
Gtd. Notes
4.80%	09/01/20	Baa3		145	140,629
Pemex Project Funding Master Trust,
Gtd. Notes
5.75%	03/01/18	Baa1		470	502,518
6.25%	08/05/13	Baa1	EUR	100	143,653
6.375%	08/05/16	Baa1	EUR	200	291,983
Gtd. Notes, MTN
7.50%	12/18/13	Baa1	GBP	160	275,023
Penn Virginia Corp.,
Sr. Notes
10.375%	06/15/16	B2		100	111,500
QEP Resources, Inc.,
Sr. Unsec’d. Notes
6.875%	03/01/21	Ba1		125	131,250
Reliance Holdings USA, Inc.,
Gtd. Notes, 144A(a)(g)
4.50%	10/19/20	Baa2		250	238,538
Sempra Energy,
Sr. Unsec’d. Notes
6.00%	10/15/39	Baa1		145	153,207
Southern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A(g)
5.90%	04/01/17	Baa3		60	64,342
Tesoro Corp.,
Gtd. Notes
9.75%	06/01/19	Ba1		125	138,437
Valero Energy Corp.,
Gtd. Notes
6.125%	06/15/17	Baa2		205	220,986

					5,898,435

Paper & Forest Products — 0.1%
Georgia-Pacific LLC,
Gtd. Notes, 144A(g)
7.125%	01/15/17	Ba2		280	298,200

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Pharmaceuticals — 0.1%
AmerisourceBergen Corp.,
Gtd. Notes
4.875%	11/15/19	Baa3	$165	$168,262
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
4.625%	12/15/20	Baa3	195	194,564
Express Scripts, Inc.,
Gtd. Notes
6.25%	06/15/14	Baa3	150	167,695
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
2.75%	09/15/15	Baa3	75	74,410

				604,931

Pipelines — 0.3%
Buckeye Partners LP,
Sr. Unsec’d. Notes
5.50%	08/15/19	Baa2	160	168,968
6.05%	01/15/18	Baa2	115	126,918
El Paso Natural Gas Co.,
Sr. Unsec’d. Notes
5.95%	04/15/17	Baa3	60	64,358
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
5.20%	03/15/20	Baa2	40	41,924
5.50%	09/15/40	Baa2	95	90,320
Plains All American Pipeline LP/PAA Finance Corp.,
Gtd. Notes
5.75%	01/15/20	Baa3	200	213,028
6.50%	05/01/18	Baa3	85	95,181
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
6.875%	12/01/18	B1	225	227,813
Southeast Supply Header LLC,
Sr. Notes, 144A(g)
4.85%	08/15/14	Baa3	130	136,309
Williams Partners LP,
Sr. Unsec’d. Notes
4.125%	11/15/20	Baa3	140	132,606
6.30%	04/15/40	Baa3	170	176,951

				1,474,376

Real Estate — 0.2%
AMB Property LP,
Gtd. Notes
4.50%	08/15/17	Baa1	155	154,992
6.625%	12/01/19	Baa1	125	137,145
Duke Realty LP,
Sr. Unsec’d. Notes
6.25%	05/15/13	Baa2	170	182,676
ERP Operating LP,
Sr. Unsec’d. Notes
5.25%	09/15/14	Baa1	150	163,584

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Real Estate (cont’d.)
Regency Centers LP,
Gtd. Notes
5.875%	06/15/17	Baa2	$85	$90,636
WEA Finance LLC,
Gtd. Notes, 144A(g)
7.50%	06/02/14	A2	105	119,171

				848,204

Real Estate Investment Trusts — 0.4%
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, MTN
6.125%	11/01/12	Baa1	98	105,744
Boston Properties LP,
Sr. Unsec’d. Notes
4.125%	05/15/21	Baa2	125	118,504
BRE Properties, Inc.,
Sr. Unsec’d. Notes
5.20%	03/15/21	Baa2	70	70,629
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
5.90%	04/01/20	Baa1	20	21,210
6.00%	07/15/12	Baa1	110	116,735
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
4.70%	09/15/17	Baa2	160	159,409
Hospitality Properties Trust,
Sr. Unsec’d. Notes
5.625%	03/15/17	Baa2	150	149,040
Kilroy Realty LP,
Gtd. Notes
6.625%	06/01/20	Baa3	160	159,159
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
7.75%	08/15/19	Baa2	50	58,188
Reckson Operating Partnership LP,
Sr. Unsec’d. Notes
6.00%	03/31/16	Ba2	190	195,723
Simon Property Group LP,
Sr. Unsec’d. Notes
4.20%	02/01/15	A3	30	31,369
5.75%	12/01/15	A3	285	316,632
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
3.125%	11/30/15	Baa3	50	48,174

				1,550,516

Retail & Merchandising — 0.4%
AutoZone, Inc.,
Sr. Unsec’d. Notes
4.00%	11/15/20	Baa2	155	146,393
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.40%	03/01/16	Baa1	360	403,418
JC Penney Co., Inc.,
Sr. Unsec’d. Notes
5.65%	06/01/20	Ba1	65	62,237

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Retail & Merchandising (cont’d.)
JC Penney Corp., Inc.,
Sr. Unsec’d. Notes
9.00%	08/01/12	Ba1		$180	$194,850
Limited Brands, Inc.,
Gtd. Notes
8.50%	06/15/19	Ba1		150	171,375
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
2.125%	04/15/16	A1		130	127,135
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.35%	03/15/12	Ba1		140	144,550
5.90%	12/01/16	Ba1		25	26,688
Nordstrom, Inc.,
Sr. Unsec’d. Notes
4.75%	05/01/20	Baa2		80	81,199
QVC, Inc.,
Sr. Sec’d. Notes, 144A(g)
7.50%	10/01/19	Ba2		360	378,900

					1,736,745

Semiconductors — 0.1%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes, 144A(g)
7.75%	08/01/20	Ba3		200	207,500
Broadcom Corp.,
Sr. Unsec’d. Notes, 144A(g)
2.375%	11/01/15	A2		55	53,540

					261,040

Telecommunications — 0.8%
American Tower Corp.,
Sr. Unsec’d. Notes(a)
7.25%	05/15/19	Baa3		231	261,037
AT&T, Inc.,
Sr. Unsec’d. Notes
5.875%	04/28/17	A2	GBP	100	170,391
6.55%	02/15/39	A2		655	712,937
Clearwire Communications LLC/Clearwire Finance, Inc.,
Sr. Sec’d. Notes, 144A(g)
12.00%	12/01/15	B2		400	431,000
NII Capital Corp.,
Gtd. Notes
8.875%	12/15/19	B2		25	26,938
10.00%	08/15/16	B2		339	375,443
PAETEC Holding Corp.,
Sr. Sec’d. Notes
8.875%	06/30/17	Ba3		200	213,500
SBA Telecommunications, Inc.,
Gtd. Notes
8.00%	08/15/16	Ba3		435	470,888
8.25%	08/15/19	Ba3		50	54,625
Sprint Nextel Corp.,
Sr. Unsec’d. Notes
8.375%	08/15/17	Ba3		200	214,500

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Telecommunications (cont’d.)
Verizon Virginia, Inc.,
Sr. Unsec’d. Notes
4.625%	03/15/13	Baa1	$185	$195,493
Viasat, Inc.,
Gtd. Notes
8.875%	09/15/16	B1	125	133,125

				3,259,877

Tobacco — 0.1%
Reynolds American, Inc.,
Gtd. Notes
7.25%	06/01/13	Baa3	245	272,603

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
5.05%	03/01/41	A3	150	139,484
GATX Corp.,
Sr. Unsec’d. Notes
3.50%	07/15/16	Baa1	95	94,096

				233,580

Utilities — 1.2%
AGL Capital Corp.,
Gtd. Notes
5.25%	08/15/19	Baa1	125	132,002
Allegheny Energy Supply Co. LLC,
Sr. Unsec’d. Notes, 144A(g)
6.75%	10/15/39	Baa3	160	153,130
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.375%	04/01/36	Baa2	170	177,061
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.90%	10/01/16	Baa2	290	325,869
Black Hills Corp.,
Sr. Unsec’d. Notes
6.50%	05/15/13	Baa3	190	203,938
Calpine Corp.,
Sr. Sec’d. Notes, 144A(g)
7.50%	02/15/21	B1	375	369,375
Constellation Energy Group, Inc.,
Sr. Unsec’d. Notes
5.15%	12/01/20	Baa3	270	265,814
Consumers Energy Co.,
First Mortgage
6.00%	02/15/14	A3	170	188,339
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
2.25%	09/01/15	Baa2	105	103,483
Duke Energy Carolinas LLC,
First Mortgage
5.30%	02/15/40	A1	165	167,426
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.00%	05/15/35	Baa2	290	286,283

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Utilities (cont’d.)
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.25%	10/01/39	A3	$150	$150,963
Georgia Power Co.,
Sr. Unsec’d. Notes
4.75%	09/01/40	A3	195	180,658
LG&E and KU Energy LLC,
Notes, 144A(g)
2.125%	11/15/15	Baa2	165	158,288
Massachusetts Electric Co.,
Sr. Unsec’d. Notes, 144A(g)
5.90%	11/15/39	A3	250	259,153
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36	Baa1	270	291,652
Nevada Power Co.,
General Ref. Mortgage
6.65%	04/01/36	Baa3	125	139,854
Nisource Finance Corp.,
Gtd. Notes
6.25%	12/15/40	Baa3	80	81,326
NRG Energy, Inc.,
Gtd. Notes
7.375%	02/01/16	B1	250	256,250
Public Service Co. of Colorado,
First Mortgage
3.20%	11/15/20	A2	135	127,459
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.15%	12/01/19	Baa1	100	104,699
Public Service Electric & Gas Co.,
Sec’d. Notes, MTN
5.375%	11/01/39	A2	265	269,832
San Diego Gas & Electric Co.,
First Mortgage
5.35%	05/15/40	Aa3	75	76,668
Tampa Electric Co.,
Sr. Unsec’d. Notes
6.15%	05/15/37	Baa1	230	242,357
West Penn Power Co.,
First Mortgage, 144A(g)
5.95%	12/15/17	A3	130	143,322
Westar Energy, Inc.,
First Mortgage
5.10%	07/15/20	Baa1	145	153,372

				5,008,573

TOTAL CORPORATE OBLIGATIONS (cost $62,070,270)				63,976,864

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS — 51.8%
Argentina — 0.1%
Arcor,
Sr. Unsec’d. Notes, 144A(g)
7.25%		11/09/17	B1		$200	$213,110

Australia — 0.4%
Australia & New Zealand Banking Group Ltd.,
Sub. Notes, MTN
5.125%		09/10/19	Aa2	EUR	100	134,719
Commonwealth Bank of Australia,
Sr. Unsec’d. Notes, 144A(g)
3.75%		10/15/14	Aa1		145	150,423
Sr. Unsec’d. Notes, MTN
3.875%		12/14/15	Aa1	GBP	100	157,638
Sub. Notes, MTN
5.50%		08/06/19	Aa2	EUR	150	206,657
FMG Resources August 2006 Pty Ltd.,
Sr. Notes, 144A(g)
7.00%		11/01/15	B1		100	102,500
National Australia Bank Ltd.,
Sr. Unsec’d. Notes, MTN
5.375%		12/08/14	Aa1	GBP	100	168,358
Sub. Notes, MTN
4.50%	(c)	06/23/16	Aa2	EUR	150	201,989
Wesfarmers Ltd.,
Sr. Unsec’d. Notes, MTN
3.875%		07/10/15	Baa1	EUR	100	137,781
Westfield Europe Finance PLC/WEA Finance LLC,
Gtd. Notes
3.625%		06/27/12	A2	EUR	100	135,617
Westpac Banking Corp.,
Sr. Unsec’d. Notes, MTN
4.25%		09/22/16	Aa1	EUR	150	207,661
5.00%		10/21/19	Aa1	GBP	50	78,215
Woodside Finance Ltd.,
Gtd. Notes, 144A(g)
4.50%		11/10/14	Baa1		70	73,575

						1,755,133

Austria — 0.1%
Republic of Austria,
Sr. Unsec’d. Notes
6.25%		07/15/27	Aaa	EUR	236	411,210
Telekom Finanzmanagement GmbH,
Gtd. Notes
6.375%		01/29/16	A3	EUR	120	178,740

						589,950

Belgium — 0.5%
Anheuser-Busch InBev NV,
Gtd. Notes, MTN
8.625%		01/30/17	Baa2	EUR	125	213,038
Belgium Government,
Bonds
4.00%		03/28/18	Aa1	EUR	229	311,976
5.00%		03/28/35	Aa1	EUR	863	1,261,316

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Belgium (cont’d.)
Delhaize Group SA,
Gtd. Notes
5.625%	06/27/14	Baa3	EUR	200	$288,562

					2,074,892

Bermuda — 0.3%
Bacardi Ltd.,
Gtd. Notes, MTN
7.75%	04/09/14	Baa1	EUR	150	227,831
China Oriental Group Co. Ltd.,
Sr. Sec’d. Notes, 144A(g)
8.00%	08/18/15	Ba1		$200	211,000
Digicel Group Ltd.,
Sr. Unsec’d. Notes
8.875%	01/15/15	Caa2		340	343,400
Weatherford International Ltd.,
Gtd. Notes
6.75%	09/15/40	Baa2		200	210,056
9.625%	03/01/19	Baa2		40	51,327

					1,043,614

Brazil — 1.1%
BR Malls International Finance Ltd.,
Gtd. Notes
9.75%	11/29/49	BB-(d)		100	104,000
Brazil Notas do Tesouro Nacional, Series B,
Bonds
6.00%	08/15/20	Baa3	BRL	1,559	1,910,423
Notes
6.00%	05/15/15	Ba1	BRL	893	1,056,503
Brazil Notas do Tesouro Nacional, Series F,
Notes
10.00%	01/01/21	Baa3	BRL	2,229	1,183,286
Telemar Norte Leste SA,
Sr. Unsec’d. Notes, 144A(g)
5.50%	10/23/20	Baa2		129	124,163
Voto-Votorantim SA,
Gtd. Notes, 144A(g)
5.25%	04/28/17	Baa3	EUR	100	133,163

					4,511,538

Canada — 4.4%
Canada Housing Trust,
Gov’t. Gtd. Notes
4.80%	06/15/12	Aaa	CAD	705	740,615
Canadian Government,
Bonds
3.50%	06/01/13	Aaa	CAD	1,045	1,092,746
3.50%	06/01/20	Aaa	CAD	1,800	1,866,421
4.00%	06/01/16	Aaa	CAD	1,133	1,223,761
4.50%	06/01/15	Aaa	CAD	2,004	2,201,357
5.00%	06/01/37	Aaa	CAD	480	598,979
5.25%	06/01/12	Aaa	CAD	964	1,019,593
5.75%	06/01/33	Aaa	CAD	337	453,199
Notes
3.75%	06/01/19	Aaa	CAD	3,618	3,835,196
4.25%	06/01/18	Aaa	CAD	72	79,157

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Canada (cont’d.)
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
6.25%	03/15/38	Baa1		$225	$250,801
EnCana Corp.,
Sr. Unsec’d. Notes
6.50%	08/15/34	Baa2		230	250,031
Kinder Morgan Finance Co. ULC,
Gtd. Notes
5.70%	01/05/16	Ba1		300	305,331
Province of Ontario,
Bonds
4.20%	06/02/20	Aa1	CAD	820	848,122
Province of Quebec,
Bonds
5.00%	12/01/38	Aa2	CAD	655	717,298
Royal Bank of Canada,
Covered Bonds
4.625%	01/22/18	Aaa	EUR	1,540	2,212,265
Talisman Energy, Inc.,
Sr. Unsec’d. Notes
3.75%	02/01/21	Baa2		270	253,883
Teck Resources Ltd.,
Gtd. Notes
3.85%	08/15/17	Baa2		35	35,504
Sr. Sec’d. Notes
10.25%	05/15/16	Baa2		49	60,638
Thomson Reuters Corp.,
Gtd. Notes
6.50%	07/15/18	Baa1		270	315,851
Xstrata Finance Canada Ltd.,
Gtd. Notes, 144A(g)
5.50%	11/16/11	Baa2		95	98,101

					18,458,849

Cayman Islands — 0.5%
Agile Property Holdings Ltd.,
Sr. Unsec’d. Notes
10.00%	11/14/16	Ba3		350	378,000
DP World Sukuk Ltd.,
Bonds
6.25%	07/02/17	Ba1		400	399,000
Embraer Overseas Ltd.,
Gtd. Notes
6.375%	01/15/20	Baa3		125	131,875
Fibria Overseas Finance Ltd.,
Gtd. Notes, 144A(g)
7.50%	05/04/20	Ba1		430	451,500
Pacific Life Funding LLC,
Sec’d. Notes, MTN
5.125%	01/20/15	Aa3	GBP	250	406,539
Petrobras International Finance Co.,
Gtd. Notes
5.75%	01/20/20	Baa1		75	77,741
5.875%	03/01/18	Baa1		240	255,556
7.875%	03/15/19	Baa1		65	76,841

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Cayman Islands (cont’d.)
Principal Financial Global Funding II LLC,
Sr. Sec’d. Notes, MTN
4.50%		01/26/17	Aa3	EUR	100	$128,302

						2,305,354

Chile
Celulosa Arauco y Constitucion SA,
Sr. Unsec’d. Notes, 144A(g)
5.00%		01/21/21	Baa2		$50	50,014

Czech Republic — 0.1%
CEZ A/S,
Sr. Unsec’d. Notes
4.125%		10/17/13	A2	EUR	150	209,171

Denmark — 0.5%
Carlsberg Breweries A/S,
Sr. Unsec’d. Notes, MTN
6.00%		05/28/14	Baa3	EUR	200	293,737
7.25%		11/28/16	Baa3	GBP	50	89,873
Danske Bank A/S,
Jr. Sub. Notes, MTN
6.00%	(c)	03/20/16	Aa2	EUR	100	134,297
Kingdom of Denmark,
Bonds
5.00%		11/15/13	Aaa	DKK	7,590	1,499,070

						2,016,977

Egypt — 2.1%
Egypt Treasury Bills
8.44%	(s)	03/08/11	NR	EGP	25,250	4,281,408
9.05%	(s)	07/16/15	NR	EGP	26,600	4,408,452

						8,689,860

France — 2.0%
Autoroutes du Sud de la France,
Sr. Unsec’d. Notes, MTN
7.375%		03/20/19	Baa1	EUR	100	164,532
AXA SA,
Notes, MTN
5.25%	(c)	04/16/40	A3	EUR	150	178,868
Banque PSA Finance,
Sr. Unsec’d. Notes, MTN
3.625%		04/29/14	Baa1	EUR	100	133,546
BPCE SA,
Sr. Unsec’d. Notes, 144A(g)
2.375%		10/04/13	Aa3		165	164,385
Casino Guichard Perrachon SA,
Sr. Unsec’d. Notes, MTN
4.875%		04/10/14	BBB-(d)	EUR	100	141,264
6.375%		04/04/13	BBB-(d)	EUR	50	72,425
Cie Generale de Geophysique-Veritas,
Gtd. Notes
9.50%		05/15/16	Ba3		200	218,000
Credit Agricole SA,
Sub. Notes
5.00%	(c)	06/29/49	Aa2	GBP	210	282,583
Sub. Notes, MTN
5.971%		02/01/18	Aa2	EUR	150	214,559

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
France (cont’d.)
Electricite de France,
Sr. Unsec’d. Notes, 144A(g)
6.95%	01/26/39	Aa3		$135	$159,743
Sr. Unsec’d. Notes, MTN
6.25%	01/25/21	Aa3	EUR	100	157,086
French Government,
Bonds
5.75%	10/25/32	Aaa	EUR	2,629	4,479,766
GDF Suez,
Sr. Unsec’d. Notes, MTN
5.625%	01/18/16	Aa3	EUR	150	224,496
HSBC France,
Sr. Unsec’d. Notes, MTN
4.875%	01/15/14	Aa3	EUR	100	142,439
Legrand SA,
Bonds
4.25%	02/24/17	BBB(d)	EUR	100	134,051
Pernod-Ricard SA,
Sr. Unsec’d. Notes, MTN
7.00%	01/15/15	Ba1	EUR	100	146,272
PPR,
Sr. Unsec’d. Notes, MTN
8.625%	04/03/14	BBB-(d)	EUR	100	156,494
RCI Banque SA,
Sr. Unsec’d. Notes, MTN
4.375%	01/27/15	Baa2	EUR	46	62,957
8.125%	05/15/12	Baa2	EUR	100	143,159
Societe Generale,
Sr. Unsec’d. Notes, 144A(g)
3.50%	01/15/16	Aa2		190	187,147
Sr. Unsec’d. Notes, MTN
5.25%	03/28/13	Aa2	EUR	150	213,022
Sub. Notes, MTN
6.125%	08/20/18	Aa3	EUR	100	145,506
Suez Environnement SA,
Sr. Unsec’d. Notes, MTN
6.25%	04/08/19	A3	EUR	100	155,663
TPSA Eurofinance France SA,
Gtd. Notes, MTN
6.00%	05/22/14	A3	EUR	100	146,326
Veolia Environnement,
Sr. Unsec’d. Notes, MTN
4.875%	05/28/13	A3	EUR	200	283,908

					8,508,197

Germany — 6.8%
BASF SE,
Sr. Unsec’d. Notes, MTN
5.875%	03/31/17	A1	GBP	50	86,566
Bayer AG,
Sr. Unsec’d. Notes, MTN
5.625%	05/23/18	A3	GBP	100	169,589
Bertelsmann AG,
Sr. Unsec’d. Notes
4.75%	09/26/16	Baa2	EUR	150	210,996

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Germany (cont’d.)
Bundesrepublik Deutschland,
Bonds
3.00%		07/04/20	Aaa	EUR	690	$926,700
3.25%		07/04/15	Aaa	EUR	6,656	9,452,155
4.00%		01/04/37	Aaa	EUR	3,440	4,972,056
4.50%		01/04/13	Aaa	EUR	4,972	7,122,771
Deutsche Bank AG,
Sub. Notes, MTN
5.00%		06/24/20	A(d)	EUR	150	199,885
Hypothekenbank In Essen AG,
Jumbo Pfandbrief
3.875%		11/21/13	Aaa	EUR	1,103	1,550,986
Kreditanstalt Fuer Wiederaufbau,
Gov’t. Gtd. Notes
4.70%		06/02/37	Aaa	CAD	523	525,644
5.50%		12/07/15	Aaa	GBP	1,040	1,825,051
Gov’t. Gtd. Notes, MTN
5.50%		07/25/16	Aaa	AUD	885	872,884
MAN SE,
Sr. Unsec’d. Notes, MTN
7.25%		05/20/16	A3	EUR	40	62,979
Merck Financial Services GmbH,
Gtd. Notes, MTN
3.375%		03/24/15	Baa2	EUR	100	135,609
Muenchener Rueckversicherungs AG,
Jr. Sub. Notes
5.767%	(c)	06/29/49	A3	EUR	100	124,277
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
Sr. Sec’d. Notes, 144A(g)
8.125%		12/01/17	B1		$275	287,375

						28,525,523

Guernsey — 0.1%
Credit Suisse Group Finance Guernsey Ltd.,
Bank Gtd. Notes
6.375%		06/07/13	Aa3	EUR	185	263,795

Hungary
Hungary Government,
Bonds
6.75%		02/24/17	A2	HUF	43,400	196,931

India — 0.1%
ICICI Bank Ltd.,
Jr. Sub. Notes
6.375%	(c)	04/30/22	Ba1		400	381,228

Ireland — 0.3%
Cloverie PLC For Zurich Insurance Co. Ltd.,
Sec’d. Notes, MTN
7.50%	(c)	07/24/39	A3	EUR	100	142,845
GE Capital European Funding,
Gtd. Notes, MTN
5.25%		05/18/15	Aa2	EUR	200	288,234
6.00%		01/15/19	Aa2	EUR	200	291,616
GE Capital UK Funding,
Gtd. Notes, MTN
5.625%		12/12/14	Aaa	GBP	200	337,129

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Ireland (cont’d.)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC,
Sec’d. Notes
9.125%		04/30/18	Ba2		$150	$170,250
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC,
Gtd. Notes, 144A(g)
7.75%		09/15/18	B3		225	227,250

						1,457,324

Italy — 3.5%
Atlantia SpA,
Gtd. Notes, MTN
5.625%		05/06/16	A3	EUR	100	143,295
Banca Monte dei Paschi di Siena SpA,
Sr. Unsec’d. Notes, MTN
4.75%		04/30/14	A2	EUR	200	274,797
Enel SpA,
Sr. Unsec’d. Notes
5.25%		01/14/15	A-(d)	EUR	160	227,217
Sr. Unsec’d. Notes, MTN
6.25%		06/20/19	A2	GBP	50	83,797
Intesa Sanpaolo SpA,
Sr. Notes, 144A(a)(g)
3.625%		08/12/15	Aa2		155	149,844
Sr. Unsec’d. Notes, MTN
3.875%		04/01/15	Aa2	EUR	100	134,258
Sub. Notes, MTN
4.375%	(c)	06/26/18	Aa3	EUR	300	391,752
Italy Buoni Poliennali del Tesoro,
Bonds
2.00%		06/01/13	Aa2	EUR	1,852	2,423,117
4.00%		02/01/37	Aa2	EUR	1,490	1,630,611
4.25%		08/01/14	Aa2	EUR	1,471	2,016,622
4.50%		02/01/18	Aa2	EUR	2,348	3,169,061
6.00%		05/01/31	Aa2	EUR	1,025	1,470,240
7.25%		11/01/26	Aa2	EUR	391	639,144
Sr. Unsec’d. Notes
5.25%		08/01/17	Aa2	EUR	803	1,136,044
Lottomatica SpA,
Gtd. Notes
5.375%		12/05/16	Baa3	EUR	150	199,204
Telecom Italia SpA,
Sr. Unsec’d. Notes, MTN
7.875%		01/22/14	Baa2	EUR	50	75,472
8.25%		03/21/16	Baa2	EUR	190	297,055
Unicredit SpA,
Jr. Sub. Notes, MTN
6.10%		02/28/12	A1	EUR	43	59,318
Sub. Notes, MTN
5.75%		09/26/17	A1	EUR	250	330,168

						14,851,016

Japan — 12.6%
Japanese Government,
Sr. Unsec’d. Notes
1.30%		03/20/15	Aa3	JPY	646,700	8,276,740
1.30%		06/20/20	Aa2	JPY	480,250	6,040,580
1.40%		09/20/15	Aa2	JPY	266,200	3,430,688
1.40%		03/20/18	A1	JPY	383,450	4,945,202

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Japan (cont’d.)
1.50%		06/20/19	Aa2	JPY	254,450	$3,280,857
1.70%		03/20/17	Aa2	JPY	569,850	7,497,012
1.70%		09/20/17	Aa2	JPY	115,300	1,517,477
1.90%		03/20/25	Aa3	JPY	488,700	6,305,729
2.00%		12/20/33	Aa3	JPY	145,550	1,808,318
2.30%		06/20/28	Aa3	JPY	562,900	7,496,380
2.30%		03/20/40	Aa2	JPY	181,550	2,396,111
Sumitomo Mitsui Banking Corp.,
Sr. Unsec’d. Notes, 144A(g)
3.15%		07/22/15	Aa2		$110	111,957

						53,107,051

Kazakhstan — 0.1%
HSBK Europe BV,
Sr. Unsec’d. Notes
7.75%		05/13/13	Baa3		300	314,250

Luxembourg — 0.8%
ArcelorMittal,
Sr. Unsec’d. Notes
3.75%		08/05/15	Baa3		310	312,581
9.375%		06/03/16	Baa3	EUR	160	260,555
Enel Finance International SA,
Gtd. Notes, 144A(g)
6.00%		10/07/39	A2		275	246,676
Evraz Group SA,
Sr. Unsec’d. Notes
8.875%		04/24/13	Ba3		185	199,106
Finmeccanica Finance SA,
Gtd. Notes, MTN
5.75%		12/12/18	A3	EUR	200	287,974
Gaz Capital,
Sr. Unsec’d. Notes, MTN
4.56%		12/09/12	A3	EUR	170	235,260
5.364%		10/31/14	A3	EUR	130	181,103
Hannover Finance Luxembourg SA,
Gtd. Notes
5.75%	(c)	09/14/40	A(d)	EUR	100	125,559
Holcim US Finance Sarl & Cie SCS,
Gtd. Notes, 144A(g)
6.00%		12/30/19	Baa2		135	140,190
MHP SA,
Gtd. Notes
10.25%		04/29/15	B3		250	263,450
Michelin Luxembourg SCS,
Gtd. Notes, MTN
8.625%		04/24/14	Baa2	EUR	80	125,620
Telecom Italia Capital SA,
Gtd. Notes
5.25%		11/15/13	Baa2		150	156,271
Telecom Italia Finance SA,
Gtd. Notes, MTN
6.875%		01/24/13	Baa2	EUR	180	260,529
VTB Bank Via VTB Capital SA,
Sr. Sec’d. Notes
6.875%		05/29/18	Baa1		250	264,062
Wind Acquisition Escrowed(g)
—		—	NR		200	—

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Luxembourg (cont’d.)
Wind Acquisition Finance SA,
Sec’d. Notes, 144A(g)
11.75%		07/15/17	B2		$200	$225,500

						3,284,436

Malaysia — 0.5%
Malaysian Government,
Sr. Unsec’d. Notes
3.70%		05/15/13	A3	MYR	2,000	657,363
3.718%		06/15/12	A3	MYR	1,195	391,858
4.012%		09/15/17	A3	MYR	3,245	1,071,359

						2,120,580

Mexico — 2.0%
America Movil SAB de CV,
Gtd. Notes
6.375%		03/01/35	A2		505	553,520
Coca-Cola Femsa SAB de CV,
Sr. Unsec’d. Notes
4.625%		02/15/20	A3		140	144,108
Controladora Mabe SA CV,
Gtd. Notes, 144A(g)
7.875%		10/28/19	BBB-(d)		210	237,825
Grupo Bimbo SAB de CV,
Gtd. Notes, 144A(g)
4.875%		06/30/20	Baa2		290	291,135
Grupo Petrotemex SA de CV,
Sr. Unsec’d. Notes, 144A(g)
9.50%		08/19/14	BB(d)		200	223,000
Grupo Televisa SA,
Sr. Unsec’d. Notes
6.625%		01/15/40	Baa1		615	666,009
Mexican Bonos,
Bonds
8.50%		12/13/18	Baa1	MXN	40,779	3,647,657
8.50%		11/18/38	Baa1	MXN	20,273	1,747,362
10.00%		12/05/24	A(d)	MXN	7,870	794,392

						8,305,008

Netherlands — 2.6%
Akzo Nobel NV,
Gtd. Notes
7.25%		03/27/15	Baa1	EUR	80	123,947
Gtd. Notes, MTN
8.00%		04/06/16	Baa1	GBP	50	92,690
Allianz Finance II BV,
Gtd. Notes
6.50%	(c)	01/13/25	A2	EUR	72	104,125
Arcos Dorados BV,
Gtd. Notes, 144A(g)
7.50%		10/01/19	Ba2		300	323,072
Bank Nederlandse Gemeenten,
Sr. Unsec’d. Notes, MTN
4.625%		09/13/12	Aaa	EUR	1,875	2,637,177
Unsec’d. Notes
4.125%		06/28/16	Aaa	EUR	2,530	3,607,092

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Netherlands (cont’d.)
BMW Finance NV,
Gtd. Notes, MTN
8.875%	09/19/13	A3	EUR	180	$281,653
CRH Finance BV,
Gtd. Notes, MTN
7.375%	05/28/14	Baa1	EUR	100	147,502
Daimler International Finance BV,
Gtd. Notes, MTN
7.875%	01/16/14	A3	EUR	70	107,788
Deutsche Telekom International Finance BV,
Gtd. Notes
8.125%	05/29/12	Baa1	EUR	50	73,014
Gtd. Notes, MTN
4.50%	10/25/13	Baa1	EUR	100	141,883
E.ON International Finance BV,
Gtd. Notes, MTN
5.50%	01/19/16	A2	EUR	190	282,900
5.75%	05/07/20	A2	EUR	50	76,570
6.00%	10/30/19	A2	GBP	100	173,416
EDP Finance BV,
Sr. Unsec’d. Notes, 144A(g)
4.90%	10/01/19	A3		$210	179,012
Heineken NV,
Sr. Unsec’d. Notes, MTN
7.25%	03/10/15	NR	GBP	80	140,754
ING Bank NV,
Sub. Notes, MTN
5.50%	01/04/12	Aa3	EUR	140	192,337
Koninklijke KPN NV,
Sr. Unsec’d. Notes, MTN
4.50%	03/18/13	Baa2	EUR	100	140,025
5.75%	03/18/16	Baa2	GBP	300	503,933
7.50%	02/04/19	Baa2	EUR	50	81,435
Linde Finance BV,
Gtd. Notes
6.50%	01/29/16	Baa1	GBP	170	298,995
Netherlands Government,
Bonds
5.50%	01/15/28	Aaa	EUR	419	698,906
Rabobank Nederland NV,
Sr. Unsec’d. Notes, MTN
4.125%	01/14/20	Aaa	EUR	250	336,080
Repsol International Finance BV,
Gtd. Notes, MTN
4.75%	02/16/17	Baa1	EUR	60	82,081
RWE Finance BV,
Gtd. Notes, MTN
6.375%	06/03/13	A1	GBP	70	120,429
6.625%	01/31/19	A1	EUR	100	159,126

					11,105,942

Peru
Banco de Credito del Peru,
Sr. Notes, 144A(g)
5.375%	09/16/20	Baa2		200	197,000

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Poland — 0.2%
Polish Government,
Bonds
5.50%		04/25/15	A2	PLN	1,901	$646,221
5.50%		10/25/19	A2	PLN	1,163	381,006

						1,027,227

South Africa — 1.1%
Republic of South Africa,
Bonds
6.75%		03/31/21	A3	ZAR	23,250	3,184,687
13.50%		09/15/15	A2	ZAR	8,234	1,550,826

						4,735,513

South Korea — 0.8%
Korea Hydro & Nuclear Power Co. Ltd.,
Sr. Unsec’d. Notes, 144A(g)
3.125%		09/16/15	A1		$100	96,946
Korea Treasury Bond,
Sr. Unsec’d. Notes
4.00%		09/10/15	A1	KRW	546,030	480,648
4.50%		03/10/15	A1	KRW	1,811,300	1,635,836
5.00%		06/10/20	A1	KRW	1,055,500	963,900

						3,177,330

Spain — 0.3%
Gas Natural Capital Markets SA,
Gtd. Notes, MTN
5.25%		07/09/14	Baa2	EUR	150	203,958
Santander International Debt SA Unipersonal,
Bank Gtd. Notes, MTN
3.50%		03/10/15	Aa2	EUR	150	191,399
Santander Issuances SA Unipersonal,
Bank Gtd. Notes, MTN
4.75%	(c)	05/29/19	Aa2	EUR	150	172,640
Telefonica Emisiones SAU,
Gtd. Notes
5.877%		07/15/19	Baa1		75	76,631
6.221%		07/03/17	Baa1		265	284,988
Gtd. Notes, MTN
4.674%		02/07/14	Baa1	EUR	50	69,067
5.431%		02/03/14	Baa1	EUR	150	213,145

						1,211,828

Supranational Bank — 1.8%
European Investment Bank,
Sr. Unsec’d. Notes
8.75%		08/25/17	Aaa	GBP	500	1,031,526
Sr. Unsec’d. Notes, MTN
4.75%		10/15/17	Aaa	EUR	2,640	3,899,586
6.50%		08/07/19	Aaa	AUD	1,982	2,015,469
Inter-American Development Bank,
Sr. Unsec’d. Notes
4.40%		01/26/26	Aaa	CAD	791	785,455

						7,732,036

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Sweden — 0.5%
Nordea Bank AB,
Sub. Notes, MTN
4.50%		03/26/20	Aa3	EUR	100	$129,374
Securitas AB,
Sr. Unsec’d. Notes, MTN
6.50%		04/02/13	BBB+(d)	EUR	100	144,914
Skandinaviska Enskilda Banken AB,
Sr. Unsec’d. Notes, MTN
6.625%		07/09/14	A1	GBP	100	171,069
Svensk Exportkredit AB,
Sr. Unsec’d. Notes
5.125%		03/01/17	Aa1		$400	443,639
Svenska Handelsbanken AB,
Sr. Unsec’d. Notes
5.50%		05/26/16	Aa2	GBP	100	167,574
Swedish Government,
Bonds
3.75%		08/12/17	Aaa	SEK	3,930	608,539
Telefonaktiebolaget LM Ericsson,
Sr. Unsec’d. Notes, MTN
5.375%		06/27/17	Baa1	EUR	148	213,327
Volvo Treasury AB,
Gtd. Notes, MTN
9.875%		02/27/14	Baa2	EUR	75	121,241

						1,999,677

Switzerland — 0.4%
Credit Suisse AG,
Sub. Notes
5.40%		01/14/20	Aa2		400	408,510
Credit Suisse London,
Sr. Unsec’d. Notes, MTN
5.125%		09/18/17	Aa1	EUR	255	364,799
UBS AG,
Sr. Sub. Notes, MTN
4.50	%(c)	09/16/19	Aa3	EUR	450	588,308
Sr. Unsec’d. Notes, MTN
6.25%		09/03/13	Aa3	EUR	85	123,805
6.375%		07/20/16	Aa3	GBP	100	170,339

						1,655,761

Trinidad & Tobago
National Gas Co. of Trinidad & Tobago Ltd.,
Sr. Unsec’d. Notes, 144A(g)
6.05%		01/15/36	Baa1		155	147,328

Turkey — 0.1%
Akbank TAS,
Sr. Unsec’d. Notes, 144A(g)
5.125%		07/22/15	Ba1		400	404,000

United Arab Emirates — 0.1%
Abu Dhabi National Energy Co.,
Sr. Unsec’d. Notes, 144A(g)
5.62%		10/25/12	A3		355	371,415

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
United Arab Emirates (cont’d.)
Dubai Electricity & Water Authority,
Sr. Unsec’d. Notes, 144A(g)
7.375%		10/21/20	Ba2		$200	$187,500

						558,915

United Kingdom — 5.0%
Anglo American Capital PLC,
Gtd. Notes, 144A(g)
4.45%		09/27/20	Baa1		100	101,550
AngloGold Ashanti Holdings PLC,
Gtd. Notes
5.375%		04/15/20	Baa3		230	239,200
Aviva PLC,
Sub. Notes, MTN
6.875%	(c)	05/22/38	A3	EUR	125	165,201
Barclays Bank PLC,
Covered Bonds, MTN
4.00%		10/07/19	Aaa	EUR	1,650	2,212,192
Sr. Unsec’d. Notes
5.20%		07/10/14	Aa3		120	129,610
6.75%		05/22/19	Aa3		110	124,246
Sr. Unsec’d. Notes, MTN
5.25%		05/27/14	Aa3	EUR	250	356,844
5.75%		08/17/21	Aa3	GBP	100	157,481
BAT International Finance PLC,
Gtd. Notes, MTN
6.375%		12/12/19	Baa1	GBP	100	174,291
BG Energy Capital PLC,
Gtd. Notes, MTN
5.875%		11/13/12	A2	GBP	60	100,297
BP Capital Markets PLC,
Gtd. Notes
3.125%		10/01/15	A2		165	164,887
British Sky Broadcasting Group PLC,
Gtd. Notes, 144A(g)
6.10%		02/15/18	Baa1		290	323,498
British Telecommunications PLC,
Sr. Unsec’d. Notes
8.625%		03/26/20	Baa2	GBP	45	85,158
Sr. Unsec’d. Notes, MTN
6.50%		07/07/15	Baa2	EUR	50	74,782
BSKYB Finance UK PLC,
Gtd. Notes
5.75%		10/20/17	Baa2	GBP	200	338,987
Centrica PLC,
Sr. Unsec’d. Notes, MTN
5.125%		12/10/14	A3	GBP	100	167,972
7.125%		12/09/13	A3	EUR	100	151,523
Compass Group PLC,
Sr. Unsec’d. Notes
7.00%		12/08/14	Baa1	GBP	70	124,306
Experian Finance PLC,
Gtd. Notes, MTN
4.75%		02/04/20	Baa1	EUR	160	214,249
G4S PLC,
Sr. Unsec’d. Notes, MTN
7.75%		05/13/19	BBB(d)	GBP	50	88,761

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
United Kingdom (cont’d.)
HBOS PLC,
Sub. Notes, 144A(g)
6.00%		11/01/33	Baa3		$180	$134,219
HSBC Holdings PLC,
Sr. Unsec’d. Notes, MTN
4.50%		04/30/14	Aa2	EUR	75	105,743
Sub. Notes
6.50%		05/02/36	A1		135	140,951
9.875%	(c)	04/08/18	Aa3	GBP	200	351,500
Sub. Notes, MTN
6.25%		03/19/18	A1	EUR	200	289,011
Imperial Tobacco Finance PLC,
Gtd. Notes, MTN
4.375%		11/22/13	Baa3	EUR	200	281,239
6.875%		06/13/12	Baa3	GBP	200	332,180
Intercontinental Hotels Group PLC,
Gtd. Notes, MTN
6.00%		12/09/16	BBB-(d)	GBP	50	81,192
ITV PLC,
Gtd. Notes
10.00%		06/30/14	Ba3	EUR	80	123,474
Kingfisher PLC,
Sr. Unsec’d. Notes, MTN
5.625%		12/15/14	Baa3	GBP	80	131,338
Legal & General Group PLC,
Sub. Notes, MTN
4.00%	(c)	06/08/25	Baa1	EUR	120	145,524
Lloyds TSB Bank PLC,
Gtd. Notes, 144A(g)
6.50%		09/14/20	Baa2		185	170,206
Sr. Unsec’d. Notes, MTN
6.375%		06/17/16	Aa3	EUR	150	215,376
Sub. Notes, MTN
6.50%		03/24/20	Baa2	EUR	100	122,753
Marks & Spencer PLC,
Sr. Unsec’d. Notes, MTN
5.625%		03/24/14	Baa3	GBP	50	82,168
MetLife of Connecticut Institutional Funding Ltd.,
Sr. Sec’d. Notes
5.75%		12/06/11	Aa2	GBP	80	128,526
MU Finance PLC,
Sr. Sec’d. Notes, 144A(g)
8.375%		02/01/17	NR		300	304,875
National Express Group PLC,
Sr. Notes, MTN
6.25%		01/13/17	Baa3	GBP	100	163,052
National Grid PLC,
Sr. Unsec’d. Notes, MTN
5.00%		07/02/18	Baa1	EUR	150	217,578
6.50%		04/22/14	Baa1	EUR	100	149,581
Nationwide Building Society,
Sr. Unsec’d. Notes
3.75%		01/20/15	Aa3	EUR	120	157,462
Sr. Unsec’d. Notes, MTN
5.625%		09/09/19	Aa3	GBP	100	154,939

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
United Kingdom (cont’d.)
Next PLC,
Sr. Unsec’d. Notes
5.875%		10/12/16	Baa2	GBP	50	$82,351
OTE PLC,
Gtd. Notes, MTN
4.625%		05/20/16	Baa2	EUR	100	116,526
Rentokil Initial PLC,
Gtd. Notes, MTN
4.625%		03/27/14	BBB-(d)	EUR	100	136,721
Rolls-Royce PLC,
Gtd. Notes
6.75%		04/30/19	A3	GBP	100	178,491
Royal Bank of Scotland PLC (The),
Gtd. Notes
3.40%		08/23/13	Aa3		$235	237,387
Sr. Sub. Notes, MTN
6.00%		05/10/13	Aa2	EUR	150	202,165
Sr. Unsec’d. Notes, MTN
5.75%		05/21/14	Aa3	EUR	150	209,083
Scottish Power UK PLC,
Sr. Unsec’d. Notes
8.375%		02/20/17	A3	GBP	100	189,052
Severn Trent Utilities Finance PLC,
Gtd. Notes, MTN
5.25%		03/11/16	A2	EUR	150	217,953
Standard Chartered Bank,
Sub. Notes, MTN
3.625%	(c)	02/03/17	A3	EUR	240	319,435
5.875%		09/26/17	A3	EUR	200	278,926
Standard Chartered PLC,
Sr. Unsec’d. Notes, 144A(g)
3.85%		04/27/15	A2		290	298,574
Sr. Unsec’d. Notes, MTN
6.50%		04/28/14	A2	GBP	100	173,271
Tesco PLC,
Sr. Unsec’d. Notes, MTN
5.875%		09/12/16	A3	EUR	125	191,420
6.125%		02/24/22	A3	GBP	50	85,085
United Kingdom Gilt,
Bonds
4.25%		06/07/32	Aaa	GBP	3,471	5,480,868
4.25%		09/07/39	Aaa	GBP	1,848	2,909,145
UnumProvident Finance Co. PLC,
Gtd. Notes, 144A(g)
6.85%		11/15/15	Baa3		30	33,279
WPP PLC,
Gtd. Notes, MTN
6.625%		05/12/16	Baa3	EUR	175	263,507

						21,081,161

TOTAL FOREIGN BONDS (cost $212,077,178)						218,267,519

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS — 1.1%
Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds
4.839%	01/01/41	Aa1	$280	$257,180

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49	Aa3	165	163,031
East Bay Municipal Utility District Water System,
Revenue Bonds
5.874%	06/01/40	Aa1	275	273,991
Los Angeles Department of Airports,
Revenue Bonds
7.053%	05/15/40	A1	160	163,862
San Diego County Water Authority,
Revenue Bonds
6.138%	05/01/49	Aa2	90	91,336

				692,220

District of Columbia
District of Columbia,
Revenue Bonds
5.591%	12/01/34	Aa1	40	40,480

Florida — 0.1%
Florida State Board of Education,
Revenue Bonds
5.00%	07/01/20	A1	365	398,894

Georgia — 0.1%
State of Georgia,
General Obligation Unlimited
5.00%	10/01/14	Aaa	390	442,104

Illinois — 0.1%
Chicago Il O’Hare International Airport,
Revenue Bonds
6.395%	01/01/40	A1	120	116,689
Chicago Metropolitan Water Reclamation District- Greater Chicago,
General Obligation Bonds
5.72%	12/01/38	Aaa	150	154,926
Chicago Transit Authority, Series A,
Revenue Bonds
6.899%	12/01/40	Aa3	185	185,168

				456,783

Kansas
Kansas State Development Finance Authority,
Revenue Bonds
5.501%	05/01/34	Aa2	125	119,750

Maryland — 0.1%
Maryland State Transportation Authority,
Revenue Bonds
5.754%	07/01/41	Aa3	300	307,164
5.888%	07/01/43	Aa3	120	124,594

				431,758

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds
7.336%		11/15/39	AA(d)	$35	$38,788
New York Build America Bonds,
General Obligation Unlimited
5.846%		06/01/40	Aa2	70	67,932
New York City Housing Development Corp.,
Revenue Bonds
6.42%		11/01/27	Aa2	120	116,646
New York City Municipal Water Finance Authority & Sewer Systems,
Revenue Bonds
5.952%		06/15/42	Aa2	85	86,238
New York City Transitional Finance Authority,
Revenue Bonds
5.508%		08/01/37	Aa1	310	305,641

					615,245

Texas — 0.1%
Texas State Transportation Commission,
Revenue Bonds
5.178%		04/01/30	Aaa	220	217,945

Utah — 0.1%
Utah Transit Authority Sales Tax,
Revenue Bonds
5.937%		06/15/39	Aa2	265	280,760

Virginia — 0.1%
University of Virginia,
Revenue Bonds
5.00%		09/01/40	Aaa	290	280,407
Virginia Commonwealth Transportation Board,
Revenue Bonds
5.35%		05/15/35	Aa1	30	29,241
Virginia Public Building Authority,
Revenue Bonds
5.90%		08/01/30	Aa1	260	259,147

					568,795

TOTAL MUNICIPAL BONDS (cost $4,716,258)					4,521,914

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.3%
Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A2
3.493%	(c)	02/25/34	BBB-(d)	69	63,573
Series 2004-D, Class 2A2
2.957%	(c)	05/25/34	AAA(d)	39	36,451
Series 2004-H, Class 2A2
3.163%	(c)	09/25/34	A2	48	45,443
Series 2004-I, Class 3A2
4.807%	(c)	10/25/34	A1	23	22,073
Series 2005-J, Class 2A1
3.126%	(c)	11/25/35	Caa2	396	327,786
Series 2005-J, Class 3A1
5.253%	(c)	11/25/35	Caa1	149	136,230

Interest Rate		Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust,
Series 2010-H1, Class A1
3.75%	(c)	02/25/40	Aaa	$64	$65,133
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 2A1
5.006%	(c)	09/25/35	BBB(d)	12	11,177
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.861%	(c)	01/25/34	AAA(d)	133	132,982
Series 2005-AR2, Class 2A2
2.848%	(c)	03/25/35	B2	80	73,611
Series 2006-AR16, Class A1
5.488%	(c)	10/25/36	Caa2	359	293,763

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,422,005)					1,208,222

SOVEREIGN ISSUES — 0.5%
Bermuda Government International Bond,
Sr. Notes, 144A (Bermuda)(g)
5.603%		07/20/20	Aa2	100	103,990
Chile Government International Bond,
Sr. Unsec’d. Notes (Chile)
3.875%		08/05/20	Aa3	110	108,136
Poland Government International Bond,
Sr. Unsec’d. Notes (Poland)
3.875%		07/16/15	A2	125	127,047
Republic of Brazil,
Unsub. Notes (Brazil)
11.00%		08/17/40	Baa3	185	248,732
Republic of Lithuania,
Sr. Unsec’d. Notes, 144A (Lithuania)(g)
6.75%		01/15/15	Baa1	235	253,819
Republic of South Africa,
Sr. Unsec’d. Notes (South Africa)
5.50%		03/09/20	A3	205	218,069
6.50%		06/02/14	A3	100	112,500
Russian Ministry of Finance,
Debs. (Russia)
3.00%		05/14/11	Baa1	690	693,036
United Mexican States,
Unsub. Notes, MTN (Mexico)
6.375%		01/16/13	Baa1	270	294,975

TOTAL SOVEREIGN ISSUES (cost $2,033,100)					2,160,304

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 13.4%
Federal Home Loan Mortgage Corp.
2.704%	(c)	07/01/35		50	52,180
2.94%	(c)	09/01/32		6	5,812
4.00%		10/01/25-12/01/40		2,072	2,073,151
4.50%		11/01/18-09/01/40		5,034	5,178,931
5.00%		10/01/18-08/01/40		3,022	3,177,698
5.218%	(c)	02/01/37		135	142,238
5.50%		03/01/18-10/01/38		2,330	2,486,491
5.924%	(c)	01/01/37		67	70,384

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (continued)
5.934%	(c)	12/01/36	$162	$174,663
5.993%	(c)	10/01/36	190	203,824
6.00%		10/01/21-08/01/38	521	568,402
6.09%	(c)	10/01/36	219	235,311
6.238%	(c)	08/01/36	213	229,839
6.50%		03/01/32-10/01/34	1,028	1,141,482
7.00%		11/01/30	15	16,139
Federal National Mortgage Assoc.
2.573%	(c)	11/01/35	114	119,116
3.50%		12/01/25	1,375	1,387,676
4.00%		11/01/25-01/01/41	5,484	5,472,778
4.50%		05/01/19-12/01/40	5,789	5,994,746
5.00%		03/01/18-08/01/40	8,001	8,459,137
5.50%		01/01/17-10/01/38	9,054	9,728,774
5.502%	(c)	01/01/37	14	15,275
5.748%	(c)	08/01/37	100	106,089
5.892%	(c)	12/01/36	106	112,039
6.00%		08/01/22-10/01/38	4,633	5,042,544
6.041%	(c)	08/01/36	177	185,905
6.50%		06/01/14-09/01/36	1,473	1,639,911
7.00%		12/01/29-01/01/31	27	30,841
Government National Mortgage Assoc.
4.50%		11/20/40	1,123	1,167,564
5.00%		07/15/33-09/15/39	609	647,901
5.50%		11/15/34-01/15/35	311	336,031
6.00%		12/20/37	18	19,945
6.50%		06/15/16-12/20/33	247	269,702
7.00%		03/15/13-12/15/13	19	20,542
7.50%		09/15/30-06/15/32	50	56,022

TOTAL U.S. GOVERNMENT MORTGAGE- BACKED SECURITIES (cost $55,641,244)				56,569,083

U.S. TREASURY OBLIGATIONS — 8.5%
U.S. Treasury Bonds
4.625%		02/15/40	1,770	1,854,075
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.50%		04/15/15	835	862,476
U.S. Treasury Notes
1.00%		08/31/11(k)	10,810	10,864,472
1.75%		08/15/12	6,640	6,776,432
2.25%		05/31/14	855	884,457
2.625%		07/31/14-08/15/20	10,420	10,603,688
3.125%		09/30/13	3,820	4,052,481

TOTAL U.S. TREASURY OBLIGATIONS (cost $36,006,290)				35,898,081

			Shares

PREFERRED STOCK
U.S. Government Agency Obligation
Federal National Mortgage Assoc.,
Series S, 8.25% Perpetual Series (cost $185,000)			7,400	4,532

	Units	Value

WARRANTS*
Republic of Venezuela, expiring on 04/15/2020 (Venezuela) (cost $0)(g)	1,250	$33,125

TOTAL LONG-TERM INVESTMENTS (cost $389,141,853)		398,471,280

	Shares
SHORT-TERM INVESTMENT — 3.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $15,258,162; includes $3,365,576 of cash collateral for securities on loan)(b)(w)(Note 4)	15,258,162	15,258,162

TOTAL INVESTMENTS(o) — 98.2% (cost $404,400,015)		413,729,442
Other assets in excess of liabilities(x) — 1.8%		7,772,682

NET ASSETS — 100.0%		$421,502,124

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
IO	Interest Only
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
CSK	Czech Kruna
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PHP	Philippine Peso
PLN	Polish Zloty

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	New Taiwanese Dollar

ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,300,886; cash collateral of $3,365,576 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2010.

(d)	Standard & Poor’s rating.

(g)	Indicates a security or securities that have been deemed illiquid.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(o)	As of December 31, 2010, one security representing $0 and 0.0% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2010.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)(1)
Long Position:
53	2 Year Euro-Schatz	Mar. 2011	$7,729,417	$7,720,210	$(9,207)

Short Positions:
15	5 Year U.S. Treasury Notes	Mar. 2011	1,795,195	1,765,781	29,414
89	10 Year U.S. Treasury Notes	Mar. 2011	11,032,524	10,718,938	313,586
11	30 Year U.S. Year Ultra Bond	Mar. 2011	1,379,125	1,398,031	(18,906)

					324,094

					$314,887

(1)	Cash of $703,437 and U.S. Treasury securities with an aggregate market value of $100,504 have been segregated to cover requirements for open futures contracts at December 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 02/18/11	Royal Bank of Canada	AUD	1,818	$1,750,318	$1,847,654	$97,336
British Pound, Expiring 02/18/11	Citigroup Global Markets	GBP	157	249,538	244,913	(4,625)
Expiring 02/18/11	JPMorgan Chase	GBP	1,378	2,205,013	2,148,364	(56,649)
Expiring 02/18/11	JPMorgan Chase	GBP	63	100,000	98,591	(1,409)
Expiring 02/18/11	Royal Bank of Canada	GBP	95	154,000	148,049	(5,951)
Expiring 02/18/11	Royal Bank of Scotland	GBP	58	91,175	89,645	(1,530)
Expiring 02/18/11	State Street Bank	GBP	43	70,000	67,051	(2,949)
Canadian Dollar, Expiring 02/18/11	Citigroup Global Markets	CAD	322	319,381	323,383	4,002
Expiring 02/18/11	JPMorgan Chase	CAD	2,934	2,908,171	2,947,561	39,390
Expiring 02/18/11	JPMorgan Chase	CAD	405	399,116	407,165	8,049
Expiring 02/18/11	JPMorgan Chase	CAD	69	67,000	69,087	2,087
Chilean Peso, Expiring 02/15/11	Credit Suisse First Boston Corp.	CLP	2,162,496	4,480,000	4,603,373	123,373
Chinese Yuan, Expiring 07/07/11	Bank of America	CNY	24,019	3,600,000	3,650,988	50,988
Expiring 07/07/11	Citigroup Global Markets	CNY	22,208	3,329,000	3,375,643	46,643
Expiring 07/07/11	JPMorgan Chase	CNY	3,272	490,000	497,387	7,387
Expiring 07/07/11	JPMorgan Chase	CNY	2,298	345,000	349,362	4,362
Expiring 07/07/11	JPMorgan Chase	CNY	1,927	289,000	292,874	3,874
Expiring 07/07/11	JPMorgan Chase	CNY	1,824	277,000	277,218	218
Expiring 12/19/11	Standard Chartered PLC	CNY	25,761	3,949,000	3,932,777	(16,223)
Czech Koruna, Expiring 02/18/11	Citigroup Global Markets	CSK	9,689	535,491	516,901	(18,590)
Danish Krone, Expiring 02/18/11	Morgan Stanley	DKK	2,794	506,563	500,749	(5,814)
Euro, Expiring 02/18/11	Citigroup Global Markets	EUR	1,903	2,552,339	2,542,504	(9,835)
Expiring 02/18/11	Credit Suisse First Boston Corp.	EUR	710	948,660	949,185	525
Expiring 02/18/11	Deutsche Bank	EUR	915	1,212,000	1,223,186	11,186
Expiring 02/18/11	Deutsche Bank	EUR	423	568,000	565,743	(2,257)
Expiring 02/18/11	JPMorgan Chase	EUR	429	574,000	573,304	(696)
Expiring 02/18/11	JPMorgan Chase	EUR	256	351,595	342,692	(8,903)
Expiring 02/18/11	JPMorgan Chase	EUR	240	315,000	320,677	5,677
Expiring 02/18/11	JPMorgan Chase	EUR	168	222,000	224,279	2,279
Expiring 02/18/11	Morgan Stanley	EUR	5,913	7,955,052	7,900,026	(55,026)
Expiring 02/18/11	Royal Bank of Canada	EUR	471	661,000	629,445	(31,555)
Expiring 02/18/11	Royal Bank of Scotland	EUR	1,595	2,174,000	2,131,014	(42,986)
Expiring 02/18/11	State Street Bank	EUR	188	244,000	250,527	6,527
Expiring 02/18/11	State Street Bank	EUR	151	215,000	202,171	(12,829)
Hungarian Forint, Expiring 02/18/11	Bank of America	HUF	41,239	198,645	197,193	(1,452)
Indian Rupee, Expiring 01/20/11	Bank of America	INR	217,745	4,842,000	4,851,710	9,710
Expiring 01/20/11	JPMorgan Chase	INR	3,224	72,000	71,840	(160)
Expiring 01/20/11	Standard Chartered PLC	INR	100,551	2,230,000	2,240,434	10,434
Expiring 02/18/11	Deutsche Bank	INR	66,570	1,480,000	1,475,588	(4,412)
Japanese Yen, Expiring 02/18/11	Credit Suisse First Boston Corp.	JPY	28,147	336,999	346,865	9,866
Expiring 02/18/11	Deutsche Bank	JPY	2,173,578	26,104,347	26,785,617	681,270
Expiring 02/18/11	JPMorgan Chase	JPY	51,566	623,000	635,459	12,459
Expiring 02/18/11	JPMorgan Chase	JPY	37,397	455,000	460,858	5,858
Expiring 02/18/11	Royal Bank of Canada	JPY	51,218	631,000	631,177	177
Expiring 02/18/11	State Street Bank	JPY	103,482	1,241,622	1,275,235	33,613
Expiring 02/18/11	State Street Bank	JPY	59,406	710,000	732,073	22,073
Expiring 02/18/11	State Street Bank	JPY	13,453	167,000	165,779	(1,221)

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso, Expiring 02/18/11	JPMorgan Chase	MXN	26,463	$2,122,000	$2,135,242	$13,242
Expiring 02/18/11	JPMorgan Chase	MXN	1,179	95,000	95,146	146
New Taiwanese Dollar, Expiring 02/16/11	Citigroup Global Markets	TWD	47,045	1,570,000	1,615,424	45,424
Norwegian Krone, Expiring 02/18/11	JPMorgan Chase	NOK	654	108,000	111,817	3,817
Expiring 02/18/11	JPMorgan Chase	NOK	613	100,000	104,837	4,837
Expiring 02/18/11	JPMorgan Chase	NOK	390	64,000	66,707	2,707
Expiring 02/18/11	Morgan Stanley	NOK	53,711	8,825,693	9,182,716	357,023
Philippine Peso, Expiring 02/18/11	Citigroup Global Markets	PHP	188,006	4,320,000	4,291,943	(28,057)
Polish Zloty, Expiring 02/18/11	Credit Suisse First Boston Corp.	PLN	13,616	4,498,162	4,585,053	86,891
Expiring 02/18/11	JPMorgan Chase	PLN	417	138,000	140,550	2,550
Russian Ruble, Expiring 03/23/11	JPMorgan Chase	RUB	65,675	2,120,000	2,134,238	14,238
Expiring 03/23/11	JPMorgan Chase	RUB	59,789	1,930,000	1,942,962	12,962
Singapore Dollar, Expiring 02/18/11	Credit Suisse First Boston Corp.	SGD	4,791	3,672,916	3,733,350	60,434
Expiring 02/18/11	Deutsche Bank	SGD	2,630	2,030,000	2,049,131	19,131
Expiring 02/18/11	State Street Bank	SGD	59	46,000	45,963	(37)
South African Rand, Expiring 02/18/11	JPMorgan Chase	ZAR	665	96,000	100,235	4,235
South Korean Won, Expiring 01/14/11	Credit Suisse First Boston Corp.	KRW	98,528	87,000	86,743	(257)
Expiring 01/14/11	Deutsche Bank	KRW	2,282,232	1,990,000	2,009,260	19,260
Expiring 01/14/11	JPMorgan Chase	KRW	371,978	331,000	327,487	(3,513)
Expiring 01/14/11	JPMorgan Chase	KRW	146,120	130,000	128,643	(1,357)
Expiring 01/14/11	Morgan Stanley	KRW	3,138,660	2,800,000	2,763,254	(36,746)
Expiring 01/14/11	Standard Chartered PLC	KRW	925,101	810,000	814,452	4,452
Swedish Krona, Expiring 02/18/11	Bank of America	SEK	14,629	2,070,000	2,171,474	101,474
Expiring 02/18/11	Credit Suisse First Boston Corp.	SEK	13,315	1,946,000	1,976,317	30,317
Expiring 02/18/11	Deutsche Bank	SEK	1,838	273,000	272,806	(194)
Expiring 02/18/11	Morgan Stanley	SEK	11,321	1,620,653	1,680,473	59,820
Expiring 02/18/11	Royal Bank of Canada	SEK	523	79,000	77,569	(1,431)
Swiss Franc, Expiring 02/18/11	Deutsche Bank	CHF	442	474,000	472,537	(1,463)
Expiring 02/18/11	Royal Bank of Scotland	CHF	4,916	4,957,861	5,260,829	302,968

				$132,503,310	$134,490,474	$1,987,164

Sales Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 02/18/11	Goldman Sachs & Co.	AUD	94	$92,000	$95,744	$(3,744)
Brazilian Real, Expiring 02/18/11	Morgan Stanley	BRL	8,260	4,720,000	4,921,471	(201,471)
British Pound, Expiring 02/18/11	Deutsche Bank	GBP	162	254,000	252,928	1,072
Expiring 02/18/11	Dresdner Kleinwort Ltd.	GBP	174	277,000	270,888	6,112
Expiring 02/18/11	Goldman Sachs & Co.	GBP	134	212,000	209,299	2,701
Expiring 02/18/11	JPMorgan Chase	GBP	138	212,000	214,726	(2,726)
Expiring 02/18/11	JPMorgan Chase	GBP	122	194,000	190,020	3,980

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Sales Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound (cont’d.), Expiring 02/18/11	JPMorgan Chase	GBP	57	$91,666	$88,612	$3,054
Expiring 02/18/11	State Street Bank	GBP	137	214,000	214,266	(266)
Expiring 02/18/11	State Street Bank	GBP	87	137,000	135,448	1,552
Canadian Dollar, Expiring 02/18/11	Dresdner Kleinwort Ltd.	CAD	160	156,000	160,469	(4,469)
Expiring 02/18/11	Goldman Sachs & Co.	CAD	70	69,000	70,044	(1,044)
Expiring 02/18/11	Royal Bank of Canada	CAD	8,059	7,861,093	8,096,942	(235,849)
Chilean Peso, Expiring 02/15/11	JPMorgan Chase	CLP	1,004,097	2,111,000	2,137,453	(26,453)
Expiring 02/15/11	JPMorgan Chase	CLP	117,369	243,000	249,847	(6,847)
Expiring 02/15/11	JPMorgan Chase	CLP	55,378	116,000	117,886	(1,886)
Chinese Yuan, Expiring 07/07/11	Citigroup Global Markets	CNY	25,552	3,808,000	3,883,929	(75,929)
Expiring 07/07/11	JPMorgan Chase	CNY	1,276	195,000	193,909	1,091
Expiring 07/07/11	Standard Chartered PLC	CNY	1,147	176,000	174,373	1,627
Danish Krone, Expiring 02/18/11	JPMorgan Chase	DKK	1,032	183,000	184,901	(1,901)
Euro, Expiring 02/18/11	Bank of America	EUR	1,591	2,070,000	2,126,187	(56,187)
Expiring 02/18/11	Bank of America	EUR	1,530	2,038,870	2,044,284	(5,414)
Expiring 02/18/11	Citigroup Global Markets	EUR	104	140,000	139,461	539
Expiring 02/18/11	Dresdner Kleinwort Ltd.	EUR	1,014	1,381,000	1,354,369	26,631
Expiring 02/18/11	Dresdner Kleinwort Ltd.	EUR	125	165,000	166,576	(1,576)
Expiring 02/18/11	Goldman Sachs & Co.	EUR	1,385	1,835,536	1,850,085	(14,549)
Expiring 02/18/11	Goldman Sachs & Co.	EUR	606	802,000	810,169	(8,169)
Expiring 02/18/11	JPMorgan Chase	EUR	573	775,000	765,486	9,514
Expiring 02/18/11	JPMorgan Chase	EUR	308	405,000	411,554	(6,554)
Expiring 02/18/11	JPMorgan Chase	EUR	114	150,135	151,874	(1,739)
Expiring 02/18/11	JPMorgan Chase	EUR	64	87,229	85,347	1,882
Expiring 02/18/11	State Street Bank	EUR	141	189,000	188,819	181
Indian Rupee, Expiring 01/20/11	JPMorgan Chase	INR	5,237	115,000	116,691	(1,691)
Expiring 01/20/11	JPMorgan Chase	INR	4,528	99,000	100,897	(1,897)
Expiring 01/20/11	Societe Generale	INR	191,276	4,125,000	4,261,949	(136,949)
Japanese Yen, Expiring 02/18/11	Citigroup Global Markets	JPY	64,730	774,535	797,684	(23,149)
Expiring 02/18/11	Citigroup Global Markets	JPY	13,240	159,000	163,163	(4,163)
Expiring 02/18/11	Credit Suisse First Boston Corp.	JPY	172,110	2,069,000	2,120,957	(51,957)
Expiring 02/18/11	Deutsche Bank	JPY	23,429	289,000	288,721	279
Expiring 02/18/11	Dresdner Kleinwort Ltd.	JPY	97,782	1,172,000	1,204,999	(32,999)
Expiring 02/18/11	Dresdner Kleinwort Ltd.	JPY	20,098	239,000	247,672	(8,672)
Expiring 02/18/11	Goldman Sachs & Co.	JPY	31,117	371,000	383,458	(12,458)
Expiring 02/18/11	JPMorgan Chase	JPY	171,484	2,040,000	2,113,251	(73,251)
Expiring 02/18/11	JPMorgan Chase	JPY	56,770	684,000	699,592	(15,592)
Expiring 02/18/11	JPMorgan Chase	JPY	14,700	177,000	181,153	(4,153)
Expiring 02/18/11	Standard Chartered PLC	JPY	175,728	2,094,000	2,165,551	(71,551)
Expiring 02/18/11	State Street Bank	JPY	16,361	196,000	201,625	(5,625)
Malaysian Ringgit, Expiring 03/22/11	JPMorgan Chase	MYR	3,995	1,270,000	1,288,997	(18,997)
Mexican Peso, Expiring 02/18/11	Deutsche Bank	MXN	2,549	206,000	205,677	323
Expiring 02/18/11	Goldman Sachs & Co.	MXN	14,581	1,168,878	1,176,521	(7,643)
Expiring 02/18/11	JPMorgan Chase	MXN	3,805	308,625	307,033	1,592
Expiring 02/18/11	State Street Bank	MXN	46,965	3,781,475	3,789,482	(8,007)
Norwegian Krone, Expiring 02/18/11	Dresdner Kleinwort Ltd.	NOK	1,194	198,000	204,163	(6,163)
Expiring 02/18/11	Dresdner Kleinwort Ltd.	NOK	665	110,000	113,735	(3,735)
Expiring 02/18/11	JPMorgan Chase	NOK	1,008	168,000	172,277	(4,277)
Expiring 02/18/11	Royal Bank of Scotland	NOK	24,727	4,137,000	4,227,449	(90,449)
Expiring 02/18/11	State Street Bank	NOK	1,023	173,000	174,979	(1,979)

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward foreign currency exchange contracts outstanding at December 31, 2010 (continued):

Sales Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Philippine Peso, Expiring 02/18/11	JPMorgan Chase	PHP	4,726	$108,000	$107,890	$110
Expiring 02/18/11	JPMorgan Chase	PHP	3,319	76,000	75,767	233
Polish Zloty, Expiring 02/18/11	Bank of America	PLN	6,778	2,298,592	2,282,465	16,127
Expiring 02/18/11	Dresdner Kleinwort Ltd.	PLN	326	112,000	109,731	2,269
Expiring 02/18/11	State Street Bank	PLN	204	68,000	68,643	(643)
Singapore Dollar, Expiring 02/18/11	Citigroup Global Markets	SGD	125	96,000	97,581	(1,581)
Expiring 02/18/11	Dresdner Kleinwort Ltd.	SGD	121	93,000	94,184	(1,184)
South African Rand, Expiring 02/18/11	Credit Suisse First Boston Corp.	ZAR	25,374	3,546,382	3,824,601	(278,219)
Expiring 02/18/11	Dresdner Kleinwort Ltd.	ZAR	598	84,000	90,183	(6,183)
South Korean Won, Expiring 01/14/11	Dresdner Kleinwort Ltd.	KRW	192,254	169,000	169,259	(259)
Expiring 01/14/11	JPMorgan Chase	KRW	81,171	71,000	71,462	(462)
Expiring 01/14/11	Societe Generale	KRW	180,386	159,000	158,810	190
Expiring 01/14/11	State Street Bank	KRW	801,000	720,000	705,195	14,805
Swedish Krona, Expiring 02/18/11	Dresdner Kleinwort Ltd.	SEK	538	78,000	79,926	(1,926)
Swiss Franc, Expiring 02/18/11	Bank of America	CHF	2,094	2,120,000	2,240,895	(120,895)
Expiring 02/18/11	JPMorgan Chase	CHF	70	71,000	75,104	(4,104)
Expiring 02/18/11	State Street Bank	CHF	85	88,000	90,524	(2,524)

				$67,443,016	$69,007,262	$(1,564,246)

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Preferred Stock	$4,532	$—	$—
Warrants	—	33,125	—
Asset-Backed Securities	—	5,956,082	—
Commercial Mortgage-Backed Securities	—	9,875,554	—
Corporate Obligations	—	63,976,864	—
Foreign Bonds	—	218,267,519	—
Municipal Bonds	—	4,521,914	—
Residential Mortgage-Backed Securities	—	1,208,222	—
Sovereign Issues	—	2,160,304	—
U.S. Government Mortgage-Backed Securities	—	56,569,083	—
U.S. Treasury Obligations	—	35,898,081	—
Affiliated Money Market Mutual Fund	15,258,162	—	—
Other Financial Instruments*
Futures	314,887	—	—
Foreign Forward Currency Contracts	—	422,918	—

Total	$15,577,581	$398,889,666	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2010 were as follows:

Sovereign Issues	36.3%
U.S. Government Mortgage-Backed Securities	13.4
Financial – Bank & Trust	9.3
U.S. Treasury Obligations	8.5
Financial Services	6.0
Affiliated Money Market Mutual Fund (0.8% represents investments purchased with collateral from securities on loan)	3.6
Commercial Mortgage-Backed Securities	2.4
Oil & Gas	1.9
Telecommunications	1.6
Utilities	1.6
Asset-Backed Securities	1.4
Media	1.2

Municipal Bonds	1.1%
Insurance	0.8
Electric	0.7
Metals & Mining	0.6
Food	0.6
Retail & Merchandising	0.5
Beverages	0.5
Real Estate Investment Trusts	0.4
Tobacco	0.4
Chemicals	0.3
Pipelines	0.3
Real Estate	0.3
Residential Mortgage-Backed Securities	0.3
Farming & Agriculture	0.3
Environmental Services	0.3
Entertainment & Leisure	0.2
Healthcare Services	0.2
Airlines	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Industry (cont’d.)
Foreign Bonds	0.2%
Commercial Services	0.2
Transportation	0.2
Biotechnology	0.2
Manufacturing	0.2
Apparel	0.2
Electronic Components & Equipment	0.2
Aerospace & Defense	0.2
Pharmaceuticals	0.1
Machinery & Equipment	0.1
Broadcasting	0.1
Advertising	0.1
Computer Services & Software	0.1

Holding Companies – Diversified	0.1%
Consumer Products & Services	0.1
Office Equipment	0.1
Home Builders	0.1
Financial – Brokerage	0.1
Paper & Forest Products	0.1
Containers & Packaging	0.1
Semiconductors	0.1
Diversified Operations	0.1

98.2
Other assets in excess of liabilities	1.8

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker-variation margin	$343,000	*	Due to broker-variation margin	$28,113	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	2,441,155		Unrealized depreciation on foreign currency forward contracts	2,018,237
Equity contracts	Unaffiliated investments	33,125		—	—

Total		$2,817,280			$2,046,350

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Forward Currency Contracts	Total
Interest rate contracts		$(1,846,613)	$—	$(1,846,613)
Foreign exchange contracts		—	1,020,675	1,020,675

Total		$(1,846,613)	$1,020,675	$(825,938)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Forward Currency Contracts	Total
Interest rate contracts	$—	$(746,859)	$—	$(746,859)
Foreign exchange contracts	—	—	2,098,184	2,098,184
Equity contracts	—	—	—	—

Total	$—	$(746,859)	$2,098,184	$1,351,325

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts – Long Positions(1)	Futures Contracts – Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$7,032,159	$26,950,805	$124,943,928	$65,460,730

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $3,300,886:
Unaffiliated investments (cost $389,141,853)	$398,471,280
Affiliated investments (cost $15,258,162)	15,258,162
Cash	106,184
Foreign currency, at value (cost $1,942,482)	1,976,759
Deposit with broker	703,437
Receivable for fund share sold	7,871,529
Dividends and interest receivable	4,834,375
Unrealized appreciation on foreign currency forward contracts	2,441,155
Receivable for investments sold	313,336
Tax reclaim receivable	23,225
Prepaid expenses	5,545

Total Assets	432,004,987

LIABILITIES:
Payable for investments purchased	4,795,687
Payable to broker for collateral for securities on loan	3,365,576
Unrealized depreciation on foreign currency forward contracts	2,018,237
Accrued expenses and other liabilities	110,318
Advisory fees payable	98,871
Due to broker-variation margin	64,266
Payable for fund share repurchased	47,116
Shareholder servicing fees payable	2,250
Affiliated transfer agent fee payable	542

Total Liabilities	10,502,863

NET ASSETS	$421,502,124

Net assets were comprised of:
Paid-in capital	$402,228,049
Retained earnings	19,274,075

Net assets, December 31, 2010	$421,502,124

Net asset value and redemption price per share, $421,502,124 / 38,222,101 outstanding shares of beneficial interest	$11.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$15,064,188
Affiliated dividend income	27,196
Affiliated income from securities lending, net	7,674
Unaffiliated dividend income (net of $7,393 foreign withholding tax)	983

15,100,041

EXPENSES
Advisory fees	3,119,952
Shareholder servicing fees and expenses	389,994
Custodian and accounting fees	205,000
Audit fee	36,000
Trustees’ fees	13,000
Shareholders’ reports	12,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Legal fees and expenses	8,000
Insurance expenses	5,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense (Note 7)	540
Miscellaneous	6,629

Total expenses	3,811,115

NET INVESTMENT INCOME	11,288,926

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	5,795,679
Futures transactions	(1,846,613)
Foreign currency transactions	(792,804)

3,156,262

Net change in unrealized appreciation (depreciation) on:
Investments	3,977,320
Futures	(746,859)
Foreign currencies	2,209,394

5,439,855

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	8,596,117

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,885,043

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$11,288,926	$10,464,253
Net realized gain on investment and foreign currency transactions	3,156,262	1,969,290
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,439,855	18,433,299

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	19,885,043	30,866,842

DISTRIBUTIONS	(12,420,025)	(37,208,339)

FUND SHARE TRANSACTIONS:
Fund share sold [13,782,254 and 16,019,582 shares, respectively]	150,343,544	173,663,107
Fund share issued in reinvestment of distributions [1,217,650 and 3,724,558 shares, respectively]	12,420,025	37,208,339
Fund share repurchased [15,002,779 and 5,518,254 shares, respectively]	(162,267,230)	(60,086,780)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	496,339	150,784,666

TOTAL INCREASE IN NET ASSETS	7,961,357	144,443,169
NET ASSETS:
Beginning of year	413,540,767	269,097,598

End of year	$421,502,124	$413,540,767

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 95.5%
COMMON STOCKS — 95.5%	Shares	Value (Note 2)

Chemicals — 6.1%
Air Liquide SA (France)	16,427	$2,077,494
Air Products & Chemicals, Inc.	77,400	7,039,530
Monsanto Co.	80,800	5,626,912
Mosaic Co. (The)	45,200	3,451,472
Potash Corp. of Saskatchewan, Inc. (Canada)	157,500	24,385,725
Praxair, Inc.	124,800	11,914,656
Sociedad Quimica y Minera de Chile SA, ADR (Chile)(a)	104,300	6,093,206

		60,588,995

Commercial Services — 0.7%
Total SA, ADR (France)(a)	128,554	6,875,068

Construction — 5.1%
Fluor Corp.	122,500	8,116,850
Foster Wheeler AG (Switzerland)*(a)	349,960	12,080,619
Louisiana-Pacific Corp.*(a)	386,300	3,654,398
McDermott International, Inc. (Panama)*	622,900	12,887,801
Multiplan Empreendimentos Imobiliarios SA (Brazil)	40,700	904,717
Technip SA (France)	132,907	12,272,492

		49,916,877

Energy Services — 4.4%
Calpine Corp.*(a)	748,100	9,979,654
NRG Energy, Inc.*	283,000	5,529,820
Peabody Energy Corp.	442,600	28,317,548

		43,827,022

Exploration & Production — 4.6%
Devon Energy Corp.	37,314	2,929,522
Murphy Oil Corp.	242,100	18,048,555
Nexen, Inc. (Canada)	241,700	5,534,930
Royal Dutch Shell PLC, ADR (United Kingdom)(a)	276,575	18,469,679

		44,982,686

Integrated Petroleum — 5.7%
Baker Hughes, Inc.	335,553	19,183,565
BP PLC, ADR (United Kingdom)	44,322	1,957,703
Chevron Corp.	215,656	19,678,610
Exxon Mobil Corp.	206,408	15,092,553

		55,912,431

Machinery & Equipment — 3.0%
Babcock & Wilcox Co. (The)*	265,300	6,789,027
Bucyrus International, Inc.	106,600	9,530,040
Joy Global, Inc.	158,399	13,741,113

		30,060,180

Metals & Mining — 21.2%
Agnico-Eagle Mines Ltd. (Canada)(a)	221,400	16,981,380
Anglo American PLC (United Kingdom)	264,466	13,753,139

COMMON STOCKS
(continued)	Shares	Value (Note 2)

Metals & Mining (cont’d.)
Aquarius Platinum Ltd. (Bermuda)	718,500	$3,943,124
Arch Coal, Inc.	720,700	25,267,742
Barrick Gold Corp. (Canada)	182,400	9,700,032
BHP Billiton Ltd. (Australia)	423,501	19,600,311
Compass Minerals International, Inc.	36,800	3,285,136
CONSOL Energy, Inc.	139,200	6,784,608
Eastern Platinum Ltd. (Canada)*	952,800	1,696,124
Eldorado Gold Corp. (Canada)(a)	519,000	9,637,830
Eurasian Natural Resources Corp. (United Kingdom)	196,019	3,202,805
Franco-Nevada Corp. (Canada)	276,700	9,255,800
Freeport-McMoRan Copper & Gold, Inc.	211,503	25,399,395
Fresnillo PLC (United Kingdom)	214,061	5,566,788
Tenaris SA, ADR (Luxembourg)(a)	122,100	5,980,458
United States Steel Corp.(a)	149,400	8,727,948
Vale SA, ADR (Brazil)(a)	473,900	16,382,723
Vulcan Materials Co.(a)	156,200	6,929,032
Walter Energy, Inc.(a)	84,700	10,828,048
Xstrata PLC (United Kingdom)	270,121	6,340,305

		209,262,728

Oil & Gas — 29.9%
Atlas Energy, Inc.*	242,200	10,649,534
Cabot Oil & Gas Corp.	54,500	2,062,825
Cairn Energy PLC (United Kingdom)*	648,500	4,246,492
Cameron International Corp.*	644,300	32,685,339
Cobalt International Energy, Inc.*	287,400	3,509,154
Comstock Resources, Inc.*	80,300	1,972,168
Concho Resources, Inc.*	40,100	3,515,567
Concho Resources, Inc., PIPE*	37,900	3,156,558
Continental Resources, Inc.*	11,600	682,660
Diamond Offshore Drilling, Inc.(a)	263,700	17,633,619
El Paso Corp.	510,000	7,017,600
Ensco International PLC, ADR (United Kingdom)	161,100	8,599,518
Gazprom OAO, ADR (Russia)	529,267	13,363,992
Halliburton Co.	296,200	12,093,846
Hess Corp.	138,800	10,623,752
National Oilwell Varco, Inc.	69,502	4,674,010
Noble Corp. (Switzerland)	186,300	6,663,951
Petroleo Brasileiro SA, ADR (Brazil)	372,400	12,724,908
QEP Resources, Inc.	47,907	1,739,503
Range Resources Corp.	216,900	9,756,162
Schlumberger Ltd. (Netherlands)	567,725	47,405,038
Southwestern Energy Co.*	389,800	14,590,214
Spectra Energy Corp.	262,300	6,554,877
Statoil ASA (Norway)	99,800	2,370,550
Subsea 7, Inc. (Cayman Islands)*	237,800	6,190,490
Suncor Energy, Inc. (Canada)(a)	274,800	10,522,092
Targa Resources Corp.*	53,000	1,420,930
Trican Well Service Ltd. (Canada)	498,100	10,089,243
Tullow Oil PLC (United Kingdom)	393,898	7,744,081
Ultra Petroleum Corp. (Canada)*	177,300	8,469,621
Williams Cos., Inc. (The)	398,000	9,838,560
Woodside Petroleum Ltd. (Australia)	69,686	3,033,452

		295,600,306

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Paper & Forest Products — 0.9%
International Paper Co.	158,600	$4,320,264
Weyerhaeuser Co.	245,451	4,646,387

		8,966,651

Petroleum Exploration & Production — 9.2%
Anadarko Petroleum Corp.	94,500	7,197,120
BG Group PLC (United Kingdom)	739,394	14,940,047
Canadian Natural Resources Ltd. (Canada)	474,500	21,077,290
EOG Resources, Inc.	197,400	18,044,334
FMC Technologies, Inc.*(a)	224,000	19,915,840
Newfield Exploration Co.*	139,400	10,052,134

		91,226,765

Real Estate Investment Trusts — 0.6%
AMB Property Corp.	42,500	1,347,675
Boston Properties, Inc.	11,500	990,150
Camden Property Trust	26,000	1,403,480
Federal Realty Investment Trust	10,500	818,265
Simon Property Group, Inc.	10,963	1,090,709

		5,650,279

Semiconductors — 0.8%
First Solar, Inc.*(a)	38,500	5,010,390
MEMC Electronic Materials, Inc.*	254,500	2,865,670

		7,876,060

Telecommunications — 1.3%
Quanta Services, Inc.*(a)	663,196	13,210,864

Utilities — 2.0%
AES Corp. (The)*	650,000	7,917,000
Exelon Corp.	122,800	5,113,392
GenOn Energy, Inc.*	1,667,200	6,352,032

		19,382,424

TOTAL COMMON STOCKS (cost $773,292,857)		943,339,336

WARRANTS*	Units	Value (Note 2)

Metals & Mining
Franco-Nevada Corp., expiring 6/16/17 (Canada) (cost $10,146)	2,550	$18,722

TOTAL LONG-TERM INVESTMENTS (cost $773,303,003)		943,358,058

	Shares

SHORT-TERM INVESTMENTS — 18.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $183,938,993; includes $137,591,334 of cash collateral for securities on loan)(b)(w)(Note 4)	183,938,993	183,938,993

TOTAL INVESTMENTS(o) — 114.1% (cost $957,241,996)		1,127,297,051
Liabilities in excess of other assets — (14.1)%		(138,927,946)

NET ASSETS — 100.0%		$988,369,105

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
PIPE	Private Investment In Public Equity

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $134,714,804; cash collateral of $137,591,334 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o)	As of December 31, 2010, one security representing $3,156,558 and 0.3% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$940,182,778	$—	$3,156,558
Warrants	18,722	—	—
Affiliated Money Market Mutual Fund	183,938,993	—	—

Total	$1,124,140,493	$—	$3,156,558

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Oil & Gas	29.9%
Metals & Mining	21.2
Affiliated Money Market Mutual Fund (13.9% represents investments purchased with collateral from securities on loan)	18.6
Petroleum Exploration & Production	9.2
Chemicals	6.1
Integrated Petroleum	5.7
Construction	5.1
Exploration & Production	4.6

Energy Services	4.4%
Machinery & Equipment	3.0
Utilities	2.0
Telecommunications	1.3
Paper & Forest Products	0.9
Semiconductors	0.8
Commercial Services	0.7
Real Estate Investment Trusts	0.6

114.1
Liabilities in excess of other assets	(14.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$18,722	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$117,604

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$(80,688)

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $134,714,804:
Unaffiliated investments (cost $773,303,003)	$943,358,058
Affiliated investments (cost $183,938,993)	183,938,993
Cash	546,719
Foreign currency, at value (cost $33,386)	33,372
Receivable for fund share sold	923,299
Dividends receivable	407,187
Receivable for investments sold	272,918
Tax reclaim receivable	160,113
Prepaid expenses	6,815

Total Assets	1,129,647,474

LIABILITIES:
Payable to broker for collateral for securities on loan	137,591,334
Payable for investments purchased	3,180,597
Advisory fees payable	412,985
Accrued expenses and other liabilities	81,995
Shareholder servicing fees payable	5,963
Payable for fund share repurchased	4,953
Affiliated transfer agent fee payable	542

Total Liabilities	141,278,369

NET ASSETS	$988,369,105

Net assets were comprised of:
Paid-in capital	$937,646,925
Retained earnings	50,722,180

Net assets, December 31, 2010	$988,369,105

Net asset value and redemption price per share, $988,369,105 / 43,777,280 outstanding shares of beneficial interest	$22.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $548,777 foreign withholding tax)	$12,098,747
Affiliated income from securities lending, net	235,640
Affiliated dividend income	78,438

12,412,825

EXPENSES
Advisory fees	6,628,369
Shareholder servicing fees and expenses	736,485
Custodian and accounting fees	176,000
Audit fee	22,000
Trustees’ fees	16,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	9,000
Shareholders’ reports	8,000
Legal fees and expenses	7,000
Insurance expenses	7,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	14,822

Total expenses	7,629,676
Less: shareholder servicing fee waiver	(23,649)

Net expenses	7,606,027

NET INVESTMENT INCOME	4,806,798

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(66,420,578)
Foreign currency transactions	(241,615)

(66,662,193)

Net change in unrealized appreciation (depreciation) on:
Investments	210,503,261
Foreign currencies	(1,743)

210,501,518

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	143,839,325

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$148,646,123

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$4,806,798	$3,229,578
Net realized loss on investment and foreign currency transactions	(66,662,193)	(55,472,479)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	210,501,518	204,344,601

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	148,646,123	152,101,700

DISTRIBUTIONS	(3,229,525)	(118,636,469)

FUND SHARE TRANSACTIONS:
Fund share sold [19,520,045 and 17,216,164 shares, respectively]	371,178,211	316,902,640
Fund share issued in reinvestment of distributions [186,570 and 7,185,734 shares, respectively]	3,229,525	118,636,469
Fund share repurchased [10,558,621 and 4,897,869 shares, respectively]	(183,944,184)	(88,202,612)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	190,463,552	347,336,497

TOTAL INCREASE IN NET ASSETS	335,880,150	380,801,728
NET ASSETS:
Beginning of year	652,488,955	271,687,227

End of year	$988,369,105	$652,488,955

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 114.1%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES — 4.5%
Ace Securities Corp., Series 2003-NC1, Class M1	Aa2	1.431%	(c)	07/25/33	$2,710	$2,079,418
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Class A1A	Aaa	0.606%	(c)	04/25/34	2,909	2,519,080
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1	Aa1	0.901%	(c)	09/25/34	1,700	1,426,458
Argent Securities, Inc., Series 2004-W10, Class M1	Aa1	0.861%	(c)	10/25/34	8,900	7,714,529
Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 144A	Aaa	4.64%		05/20/16	2,140	2,254,180
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A, 144A	Aaa	3.15%		03/20/17	1,840	1,796,912
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class M	B2	6.90%	(c)	04/10/28	2,400	3,762,220
Bayview Financial Asset Trust, Series 2004-SSRA, Class A1, 144A	Ba1	0.861%	(c)	12/25/39	307	239,986
Bear Stearns Asset Backed Securities Trust, Series 2004-SD3, Class A3	Aaa	0.831%	(c)	09/25/34	1,860	1,662,472
Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A	BB(d)	0.751%	(c)	07/25/35	6,188	4,838,233
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 22A1	CCC(d)	3.99%	(c)	10/25/36	341	220,086
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class A1, 144A	B3	0.481%	(c)	12/25/36	346	307,061
Brazos Higher Education Authority, Series 2010-1, Class A2	AAA(d)	1.502%	(c)	02/25/35	5,700	5,305,594
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	Baa2	1.911%	(c)	03/25/33	4,270	3,182,294
CDC Mortgage Capital Trust, Series 2003-HE1, Class M1	A1	1.611%	(c)	08/25/33	2,588	2,087,693
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Class M1	Aa1	0.811%	(c)	10/25/34	5,630	4,767,743
Countrywide Asset-Backed Certificates, Series 2004-5, Class M2	Aa3	0.931%	(c)	07/25/34	2,763	1,826,691
Countrywide Asset-Backed Certificates, Series 2004-13, Class MF1	Aa1	5.071%	(c)	04/25/35	3,541	1,609,738
Countrywide Asset-Backed Certificates, Series 2005-5, Class M1	Aa3	0.721%	(c)	10/25/35	8,500	8,017,803
Countrywide Asset-Backed Certificates, Series 2006-SD3, Class A1, 144A	BB(d)	0.591%	(c)	07/25/36	1,743	1,024,467
Countrywide Asset-Backed Certificates, Series 2007-SD1, Class A1, 144A	CCC(d)	0.711%	(c)	03/25/47	444	220,708
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1B	Aa3	0.41%	(c)	11/15/36	702	556,829
EFS Volunteer LLC, Series 2010-1, Class A2, 144A	AAA(d)	1.389%	(c)	10/25/35	2,700	2,524,624
First Franklin Mortgage Loan Asset Backed Certificates, Series 2003-FF5, Class M1	A2	1.161%	(c)	03/25/34	4,485	3,491,651
Fremont Home Loan Trust, Series 2003-B, Class M1	Aa3	1.311%	(c)	12/25/33	2,587	2,037,115
GSAA Home Equity Trust, Series 2007-4, Class A3A	Ca	0.561%	(c)	03/25/37	4,146	2,308,896
GSAA Home Equity Trust, Series 2007-5, Class 2A3A	Ca	0.581%	(c)	04/25/47	4,920	2,993,166
GSAA Home Equity Trust, Series 2007-6, Class A4	Caa3	0.561%	(c)	05/25/47	9,370	5,877,829
GSAMP Trust, Series 2004-SEA2, Class A2B	Aaa	0.811%	(c)	03/25/34	1,911	1,875,226
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 144A	Aaa	5.29%		03/25/16	2,640	2,867,450
Illinois Student Assistance Commission, Series 2010-1, Class A3	AAA(d)	1.187%	(c)	07/25/45	11,900	11,300,954
Keycorp Student Loan Trust, Series 2003-A, Class 1A2	Aaa	0.548%	(c)	10/25/32	5,139	5,003,048
Lehman XS Trust, Series 2005-5N, Class 1A1	B2	0.561%	(c)	11/25/35	268	196,893
Lehman XS Trust, Series 2005-5N, Class 3A1A	B3	0.561%	(c)	11/25/35	377	289,958
Merrill Lynch Mortgage Investors, Inc., Series 2005-SD1, Class A2	AAA(d)	5.666%	(c)	05/25/46	100	100,051

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Morgan Stanley ABS Capital I, Series 2003-NC10, Class M1	Aa2	1.281%	(c)	10/25/33	$2,726	$2,286,925
Nelnet Student Loan Trust, Series 2008-4, Class A4	Aaa	1.768%	(c)	04/25/24	1,890	1,934,425
Novastar Home Equity Loan, Series 2003-3, Class A2C	Aaa	1.321%	(c)	12/25/33	2,977	2,685,433
Ownit Mortgage Loan Asset Backed Certificates, Series 2005-2, Class M2	Aaa	0.711%	(c)	03/25/36	880	878,885
Park Place Securities, Inc., Series 2004-WHQ2, Class M1	Aa1	0.851%	(c)	02/25/35	2,250	2,212,256
People’s Choice Home Loan Securities Trust, Series 2004-2, Class M1	Aa2	1.161%	(c)	10/25/34	1,565	1,407,941
RAAC, Series 2006-RP3, Class A, 144A	Caa2	0.531%	(c)	05/25/36	2,004	1,285,842
RAAC, Series 2007-SP3, Class A1	Caa1	1.461%	(c)	09/25/47	238	181,773
Renaissance Home Equity Loan Trust, Series 2006-3, Class AV3	Aaa	0.501%	(c)	11/25/36	4,100	2,187,580
Saxon Asset Securities Trust, Series 2005-1, Class M1	Aa3	0.721%	(c)	05/25/35	2,759	2,411,429
SLM Student Loan Trust, Series 2003-11, Class A6, 144A	Aaa	0.592%	(c)	12/15/25	3,900	3,738,637
SLM Student Loan Trust, Series 2006-5, Class A5	Aaa	0.398%	(c)	01/25/27	4,620	4,357,839
Soundview Home Equity Loan Trust, Series 2004-WMC1, Class M1	Aa1	0.761%	(c)	01/25/35	2,383	2,129,744
Soundview Home Equity Loan Trust, Series 2006-WF1, Class A2	Caa1	5.645%	(c)	10/25/36	1,149	916,416
South Carolina Student Loan Corp., Series 2010-1, Class A3	AAA(d)	1.334%	(c)	10/27/36	5,700	5,500,842
Wachovia Asset Securitization, Inc., Series 2004-HE1, Class A	B2	0.481%	(c)	06/25/34	5,288	4,548,790

TOTAL ASSET-BACKED SECURITIES (cost $136,108,015)						136,951,813

BANK LOANS(c)(g) — 0.6%
Affinion Group, Inc., Tranche Term Loan B	Ba2	5.00%		10/09/16	1,985	1,971,974
Aramark Corp., Term Loan Strip	Ba3	2.178%		01/26/14	142	140,583
Aramark Corp., Term Loan Strip	NR	3.553%		06/26/16	309	308,245
Bausch & Lomb, Inc., Term Loan B/DD	B1	3.532%		04/26/15	995	989,812
Calpine Corp., Term Loan	B1	3.165%		03/29/14	190	189,243
Cengage Learning Acquisitions, Inc., Term Loan	B2	2.55%		07/03/14	1,488	1,399,154
Charter Communications Operating LLC, Term Loan C	Ba2	3.56%		09/06/16	2,852	2,811,607
CHS/Community Health Systems, Inc., Term Loan BB	NR	3.794%		01/25/17	172	171,027
Community Health System, Inc., Term Loan B	Ba3	2.544%		07/25/14	359	349,955
First Data Corp., Term Loan B2	B1	3.011%		09/24/14	2,378	2,191,881
Graphic Packaging International, Inc., Term Loan B	Ba3	3.041%		05/16/14	838	832,075
Harrah’s Operating Co., Inc., Term Loan B2	Caa1	3.288%		01/28/15	1,009	911,492
HCA, Inc., Term Loan B	Ba3	2.553%		11/17/13	637	629,668
Neiman Marcus Group, Inc., Term Loan B	B2	4.303%		04/06/16	1,884	1,844,679
Royalty Pharma, Tranche B Term Loan	Baa2	2.553%		04/16/13	473	470,252
Texas Competitive Electric Holdings Co. LLC, Tranche B3 Term Loan	B2	3.764%		10/10/14	1,955	1,505,223
Tribune Co., Term Loan X(i)	NR	3.23%		06/04/11	183	122,057
VNU Nielsen Finance LLC, Term Loan B	Ba3	4.014%		05/01/16	1,874	1,852,629

TOTAL BANK LOANS (cost $18,551,621)						18,691,556

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.4%
Americold LLC Trust, Series 2010-ARTA, Class A2FX, 144A	AAA(d)	4.954%		01/14/29	2,800	2,818,236
Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A3	AAA(d)	5.62%		02/10/51	60	63,102
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4	Aaa	5.722%	(c)	09/11/38	5,950	6,491,832

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Commercial Mortgage Lease-Backed Certificates, Series 2001-CMLB, Class A1, 144A	Aaa	6.746%		06/20/31	$3,637	$3,985,513
Extended Stay America Trust, Series 2010-ESHA, Class A, 144A	Aaa	2.951%		11/05/27	6,490	6,382,464
FHLMC Multifamily Structured Pass-Through Certificates, Series K007, Class X1, IO	Aaa	1.245%	(c)	04/25/20	11,743	886,027
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	Aaa	1.688%	(c)	06/25/20	16,595	1,719,143
FHLMC Multifamily Structured Pass-Through Certificates, Series K009, Class X1, IO	Aaa	1.522%	(c)	08/25/20	13,359	1,235,698
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5	Aaa	5.224%	(c)	04/10/37	1,000	1,061,155
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA	Aaa	4.68%		07/10/39	498	518,992
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4	A1	5.807%	(c)	08/10/45	690	721,334
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3	Aaa	5.42%		01/15/49	890	925,656
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5	Aaa	4.739%		07/15/30	5,900	6,233,516
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4	Aaa	5.372%		09/15/39	490	524,246
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3	AAA(d)	5.347%		11/15/38	1,140	1,205,276
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A3	Aaa	6.72%	(c)	11/15/26	3,943	4,319,042
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	AAA(d)	5.656%	(c)	05/12/39	900	969,981
Morgan Stanley Capital I, Series 2006-IQ12, Class A4	AAA(d)	5.332%		12/15/43	1,570	1,663,352

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $39,792,013)						41,724,565

CORPORATE BONDS — 28.3%
Advertising — 0.1%
WPP Finance UK, Gtd. Notes (United Kingdom)	Baa3	8.00%		09/15/14	1,670	1,921,246

Aerospace/Defense — 0.3%
Boeing Co. (The), Sr. Unsec’d. Notes	A2	4.875%		02/15/20	3,060	3,294,059
L-3 Communications Corp., Gtd. Notes	Ba1	5.875%		01/15/15	500	509,375
L-3 Communications Corp., Gtd. Notes	Ba1	6.375%		10/15/15	520	535,600
Raytheon Co., Sr. Unsec’d. Notes	Baa1	3.125%		10/15/20	1,630	1,503,005
United Technologies Corp., Sr. Unsec’d. Notes(a)	A2	4.50%		04/15/20	3,010	3,159,531

						9,001,570

Agriculture — 0.4%
Altria Group, Inc., Gtd. Notes	Baa1	8.50%		11/10/13	2,210	2,615,838
Altria Group, Inc., Gtd. Notes(a)	Baa1	9.25%		08/06/19	4,740	6,185,890
Reynolds American, Inc., Gtd. Notes	Baa3	7.25%		06/01/12	2,100	2,245,624
Reynolds American, Inc., Gtd. Notes	Baa3	7.625%		06/01/16	780	906,535

						11,953,887

Airlines — 0.2%
Continental Airlines, Inc., Sr. Sec’d. Notes, 144A	Ba2	6.75%		09/15/15	5,090	5,242,700
UAL 2009-2A Pass-Through Trust, Pass-Through Certificates	Baa2	9.75%		01/15/17	1,133	1,302,436

						6,545,136

Automobile Manufacturers
Motors Liquidation Co., Sr. Unsec’d. Notes(a)	NR	8.375%		07/15/33	510	182,325

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Banks — 3.5%
Ally Financial, Inc., Gtd. Notes	B3	6.625%		05/15/12	$3,166	$3,284,725
Ally Financial, Inc., Gtd. Notes	B3	7.25%		03/02/11	1,899	1,908,495
Ally Financial, Inc., Gtd. Notes	B3	8.00%		03/15/20	1,090	1,190,825
Ally Financial, Inc., Gtd. Notes	B3	8.30%		02/12/15	360	396,000
Ally Financial, Inc., Gtd. Notes, 144A	B3	7.50%		09/15/20	630	660,712
Ally Financial, Inc., Sr. Unsec’d. Notes	B3	6.869%	(s)	06/15/15	150	110,625
Ally Financial, Inc., Sub. Notes(a)	B3	8.00%		12/31/18	800	846,000
Bank of America Corp., Sr. Unsec’d. Notes	A2	5.625%		07/01/20	520	530,136
Bank of America Corp., Sr. Unsec’d. Notes	A2	5.75%		12/01/17	100	104,063
Bank of America Corp., Sr. Unsec’d. Notes	A2	6.00%		09/01/17	740	775,524
Bank of America Corp., Sr. Unsec’d. Notes	A2	7.375%		05/15/14	410	455,748
Bank of America Corp., Sr. Unsec’d. Notes	A2	7.625%		06/01/19	11,510	13,253,017
Bank of America Corp., Sr. Unsec’d. Notes, MTN	A2	5.65%		05/01/18	2,530	2,585,083
Bank of Tokyo-Mitsubishi UFJ Ltd., Sr. Unsec’d. Notes, 144A (Japan)	Aa2	3.85%		01/22/15	4,550	4,743,784
Barclays Bank PLC, Sr. Unsec’d. Notes (United Kingdom)	Aa3	5.20%		07/10/14	440	475,236
Barclays Bank PLC, Sub. Notes, 144A (United Kingdom)	Baa1	6.05%		12/04/17	1,980	2,031,090
Commonwealth Bank of Australia, Sr. Unsec’d. Notes, 144A (Australia)	Aa1	3.75%		10/15/14	2,080	2,157,798
Commonwealth Bank of Australia, Sr. Unsec’d. Notes, 144A (Australia)	Aa1	5.00%		10/15/19	1,050	1,099,055
Credit Agricole SA, Jr. Sub. Notes, 144A (France)(a)	A3	8.375%	(c)	10/29/49	5,800	5,959,500
ICICI Bank Ltd., Jr. Sub. Notes (India)	Ba1	6.375%	(c)	04/30/22	1,830	1,744,120
ICICI Bank Ltd., Jr. Sub. Notes, 144A (India)	Ba1	6.375%	(c)	04/30/22	480	457,474
Intesa Sanpaolo SpA, Sr. Notes, 144A (Italy)(a)	Aa2	3.625%		08/12/15	2,950	2,851,877
Kaupthing Bank, Sr. Notes, 144A (Iceland) (original cost $4,589,281; purchased 02/25/08)(f)(g)(i)	NR	7.625%		02/28/15	5,480	1,424,800
Nordea Bank AB, Sr. Notes, 144A (Sweden)	Aa2	4.875%		01/27/20	1,480	1,518,335
Nordea Bank AB, Sr. Unsec’d. Notes, 144A (Sweden)	Aa2	3.70%		11/13/14	2,870	2,958,296
Rabobank Nederland NV, Jr. Sub. Notes, 144A (Netherlands)	A2	11.00%	(c)	06/29/49	1,415	1,828,887
Royal Bank of Scotland Group PLC, Sr. Unsec’d. Notes (United Kingdom)	A1	6.40%		10/21/19	5,210	5,294,371
Royal Bank of Scotland Group PLC, Sub. Notes (United Kingdom)	Ba2	5.00%		11/12/13	800	790,033
Royal Bank of Scotland Group PLC, Sub. Notes (United Kingdom)	Ba2	5.00%		10/01/14	8,320	8,003,649
Royal Bank of Scotland Group PLC, Sub. Notes (United Kingdom)	Ba2	6.375%		02/01/11	100	100,323
Royal Bank of Scotland PLC (The), Bank Gtd. Notes (United Kingdom)	Aa3	3.95%		09/21/15	2,960	2,909,775
Royal Bank of Scotland PLC (The), Bank Gtd. Notes (United Kingdom)	Aa3	4.875%		03/16/15	1,100	1,125,216
Santander US Debt SA Unipersonal, Bank Gtd. Notes, 144A (Spain)(a)	Aa2	3.724%		01/20/15	3,990	3,780,365
Santander US Debt SA Unipersonal, Bank Gtd. Notes, 144A (Spain)	Aa2	3.781%		10/07/15	2,400	2,254,999
Sumitomo Mitsui Banking Corp., Sr. Unsec’d. Notes, 144A (Japan)	Aa2	3.15%		07/22/15	4,560	4,641,141
UBS AG, Deposit Notes (Switzerland)	Aa3	3.875%		01/15/15	3,300	3,401,053
UBS AG, Sr. Unsec’d. Notes (Switzerland)	Aa3	4.875%		08/04/20	2,230	2,268,668
Wachovia Corp., Sr. Unsec’d. Notes(a)	A1	5.75%		02/01/18	3,990	4,430,105
Wachovia Corp., Sub. Notes	A2	5.625%		10/15/16	5,220	5,678,540
Wells Fargo & Co., Sr. Unsec’d. Notes	A1	3.75%		10/01/14	300	313,165
Wells Fargo & Co., Sr. Unsec’d. Notes	A1	4.375%		01/31/13	800	846,601
Wells Fargo & Co., Sr. Unsec’d. Notes	A1	5.25%		10/23/12	500	536,039
Wells Fargo & Co., Sr. Unsec’d. Notes	A1	5.30%		08/26/11	1,990	2,051,089
Wells Fargo Capital X, Ltd. Gtd. Notes(a)	Baa1	5.95%		12/15/86	1,730	1,669,907

						105,446,244

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes(a)	Baa2	5.00%	04/15/20	$2,310	$2,441,513
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes(a)	Baa2	5.375%	01/15/20	5,520	5,981,406
Diageo Capital PLC, Gtd. Notes (United Kingdom)	A3	4.828%	07/15/20	3,490	3,682,543
PepsiCo, Inc., Sr. Unsec’d. Notes	Aa3	7.90%	11/01/18	732	941,801

					13,047,263

Biotechnology
FMC Finance III SA, Gtd. Notes (Luxembourg)	Ba2	6.875%	07/15/17	1,323	1,402,380

Cable Television — 1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sec’d. Notes, 144A(a)	Ba3	8.00%	04/30/12	180	189,000
Charter Communications Operating LLC/Charter Communications Operating Capital, Sec’d. Notes, 144A(a)	Ba3	10.875%	09/15/14	2,025	2,262,938
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	8.50%	06/15/15	2,900	3,146,500
Time Warner Cable, Inc., Gtd. Notes	Baa2	4.125%	02/15/21	1,230	1,170,403
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.875%	11/15/40	7,400	7,321,264
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.75%	07/01/18	740	862,603
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.75%	06/15/39	1,990	2,197,903
Time Warner Cable, Inc., Gtd. Notes	Baa2	7.30%	07/01/38	1,210	1,414,869
Time Warner Cable, Inc., Gtd. Notes	Baa2	8.25%	04/01/19	4,100	5,092,909
Time Warner Entertainment Co. LP, Gtd. Notes	Baa2	8.375%	07/15/33	1,350	1,703,669
Time Warner Entertainment Co. LP, Gtd. Notes	Baa2	10.15%	05/01/12	2,110	2,342,986
Time Warner, Inc., Gtd. Notes	Baa2	4.70%	01/15/21	1,890	1,924,339

					29,629,383

Chemicals — 0.4%
Ashland, Inc., Gtd. Notes	Ba1	9.125%	06/01/17	4,230	4,875,075
CF Industries, Inc., Gtd. Notes	B1	6.875%	05/01/18	2,270	2,428,900
CF Industries, Inc., Gtd. Notes	B1	7.125%	05/01/20	2,010	2,200,950
Potash Corp of Saskatchewan, Inc., Sr. Unsec’d. Notes (Canada)	Baa1	4.875%	03/30/20	650	679,059
PPG Industries, Inc., Sr. Unsec’d. Notes	Baa1	5.75%	03/15/13	260	282,193
PPG Industries, Inc., Sr. Unsec’d. Notes	Baa1	6.65%	03/15/18	830	954,611

					11,420,788

Coal — 0.T1%
CONSOL Energy, Inc., Gtd. Notes, 144A	B1	8.25%	04/01/20	2,520	2,721,600

Commercial Services
Stonemor Operating LLC/Cornerstone Family Services of WV, Gtd. Notes	B3	10.25%	12/01/17	730	768,325

Consumer Products
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A(a)	Ba3	7.125%	04/15/19	900	915,750

Containers & Packaging — 0.2%
Ball Corp., Gtd. Notes	Ba1	5.75%	05/15/21	5,020	4,856,850
Ball Corp., Gtd. Notes(a)	Ba1	6.75%	09/15/20	2,010	2,110,500

					6,967,350

Diversified
Teck Resources Ltd., Sr. Sec’d. Notes (Canada)	Baa2	9.75%	05/15/14	36	45,049
Teck Resources Ltd., Sr. Sec’d. Notes (Canada)	Baa2	10.25%	05/15/16	523	647,213

					692,262

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Diversified Financial Services — 6.3%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%		05/20/19	$6,660	$8,286,445
American Express Co., Sub. Notes	Baa2	6.80%	(c)	09/01/66	1,230	1,217,700
American General Finance Corp., Sr. Unsec’d. Notes, MTN	B3	6.90%		12/15/17	840	678,300
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa3	6.40%		10/02/17	3,650	4,161,139
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa3	7.25%		02/01/18	1,789	2,120,076
Boeing Capital Corp., Sr. Unsec’d. Notes	A2	4.70%		10/27/19	1,570	1,665,579
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes	A2	6.125%		02/17/14	4,170	4,688,072
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	5.45%		04/15/18	1,200	1,316,914
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.50%		10/15/14	2,360	2,542,775
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.00%		12/13/13	6,400	6,993,504
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.00%		08/15/17	490	531,502
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.01%		01/15/15	9,950	10,915,409
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.375%		08/12/14	2,580	2,851,434
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.50%		08/19/13	2,100	2,305,924
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.875%		03/05/38	5,280	5,856,782
Citigroup, Inc., Sr. Unsec’d. Notes	A3	8.125%		07/15/39	1,230	1,564,729
Citigroup, Inc., Sub. Notes	Baa1	5.00%		09/15/14	2,300	2,379,299
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	Ba2	12.00%		05/15/15	3,200	4,025,405
General Electric Capital Corp., FDIC Gtd. Notes, MTN	Aaa	2.125%		12/21/12	4,870	5,003,613
General Electric Capital Corp., Sr. Unsec’d. Notes(a)	Aa2	4.375%		09/16/20	7,830	7,705,949
General Electric Capital Corp., Sr. Unsec’d. Notes(a)	Aa2	5.50%		01/08/20	7,000	7,486,409
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	5.625%		05/01/18	2,680	2,922,578
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	5.90%		05/13/14	2,230	2,468,073
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	6.00%		06/15/12	2,370	2,533,551
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	6.00%		08/07/19	2,410	2,681,344
General Electric Capital Corp., Sub. Notes	Aa3	6.375%	(c)	11/15/67	3,580	3,544,200
Goldman Sachs Capital II, Ltd. Gtd. Notes	Baa2	5.793%	(c)	06/01/43	730	618,675
Goldman Sachs Group, Inc. (The), Sr. Notes(a)	A1	6.00%		06/15/20	6,750	7,294,482
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	3.625%		08/01/12	770	794,644
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	4.75%		07/15/13	370	394,151
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.25%		10/15/13	1,110	1,201,262
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.30%		02/14/12	220	230,203
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.375%		03/15/20	4,380	4,526,121
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.45%		11/01/12	1,240	1,326,212
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.95%		01/18/18	1,200	1,301,860
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.60%		01/15/12	490	518,157
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	7.50%		02/15/19	4,530	5,281,939
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN .	A1	6.00%		05/01/14	2,000	2,203,276
HSBC Finance Corp., Sr. Sub. Notes, 144A	Baa1	6.676%		01/15/21	7,800	7,880,192
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	6.50%		09/01/14	1,930	2,045,800
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	6.75%		09/01/16	9,610	10,258,675
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.25%		10/15/20	4,050	3,955,432
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.40%		07/22/20	2,150	2,116,129
JPMorgan Chase & Co., Sub. Notes	A1	5.15%		10/01/15	3,160	3,342,076
JPMorgan Chase & Co., Sub. Notes	A1	6.125%		06/27/17	2,660	2,918,376
Lehman Brothers Holdings, Inc., Jr. Sub. Notes(i)	NR	6.50%		07/19/17	3,140	314
Lehman Brothers Holdings, Inc., Sub. Notes, MTN(i)	NR	6.75%		12/28/17	1,040	104
Merrill Lynch & Co., Inc., Notes, MTN(a)	A2	6.875%		04/25/18	8,420	9,214,494
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	5.45%		02/05/13	3,350	3,533,560
Merrill Lynch & Co., Inc., Sub. Notes	A3	5.70%		05/02/17	500	501,681
Merrill Lynch & Co., Inc., Sub. Notes	A3	6.05%		05/16/16	320	329,700
Morgan Stanley, Notes, MTN	A2	5.625%		01/09/12	1,270	1,326,063
Morgan Stanley, Sr. Unsec’d. Notes	A2	4.20%		11/20/14	180	183,894
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.50%		01/26/20	1,170	1,179,389
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.55%		04/27/17	3,350	3,490,030
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.625%		09/23/19	4,670	4,761,920
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.625%		04/01/18	4,180	4,534,334

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Diversified Financial Services (cont’d.)
Petrobras International Finance Co., Gtd. Notes (Cayman Islands)	Baa1	5.75%		01/20/20	$2,501	$2,592,398
Petrobras International Finance Co., Gtd. Notes (Cayman Islands)	Baa1	6.125%		10/06/16	970	1,067,022
Petroplus Finance Ltd., Sr. Sec’d. Notes, 144A (Bermuda)(a)	B2	6.75%		05/01/14	1,740	1,600,800
Resona Preferred Global Securities Cayman Ltd., Jr. Sub. Notes, 144A (Cayman Islands)	Ba2	7.191%	(c)	12/29/49	670	664,982
RSHB Capital SA For OJSC Russian Agricultural Bank, Sr. Sec’d. Notes (Luxembourg)	Baa1	6.299%		05/15/17	1,080	1,090,800

						192,725,852

Electric — 1.6%
AES Corp. (The), Sr. Unsec’d. Notes(a)	B1	8.00%		06/01/20	4,540	4,812,400
Calpine Construction Finance Co. LP and CCFC Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	8.00%		06/01/16	1,995	2,119,688
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.25%		10/15/17	1,000	1,000,000
Calpine Corp., Sr. Sec’d. Notes, 144A(a)	B1	7.50%		02/15/21	2,350	2,314,750
Dominion Resources, Inc., Sr. Unsec’d. Notes	Baa2	5.20%		08/15/19	3,000	3,247,899
Dominion Resources, Inc., Sr. Unsec’d. Notes	Baa2	5.70%		09/17/12	3,380	3,637,032
Dominion Resources, Inc., Sr. Unsec’d. Notes	Baa2	8.875%		01/15/19	960	1,243,885
Energy Future Holdings Corp., Gtd. Notes, PIK(a)	Ca	11.25%		11/01/17	2,234	1,340,144
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., Sr. Sec’d. Notes	Caa3	10.00%		12/01/20	5,043	5,200,710
FirstEnergy Corp., Sr. Unsec’d. Notes	Baa3	6.45%		11/15/11	161	167,551
FirstEnergy Corp., Sr. Unsec’d. Notes	Baa3	7.375%		11/15/31	9,720	10,246,464
Mirant Americas Generation LLC, Sr. Unsec’d. Notes	B3	9.125%		05/01/31	3,000	2,955,000
NRG Energy, Inc., Gtd. Notes	B1	7.375%		02/01/16	3,805	3,900,125
NRG Energy, Inc., Gtd. Notes	B1	7.375%		01/15/17	670	690,100
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	6.05%		03/01/34	4,230	4,631,423

						47,507,171

Electronic Components & Equipment
National Semiconductor Corp., Sr. Unsec’d. Notes	Baa1	6.60%		06/15/17	320	353,521

Environmental Control — 0.2%
Allied Waste North America, Inc., Gtd. Notes	Baa3	7.125%		05/15/16	5,000	5,293,750

Financial Services — 0.9%
BAC Capital Trust XI Ltd., Ltd. Gtd. Notes	Baa3	6.625%		05/23/36	620	589,210
Countrywide Financial Corp., Sub. Notes	A3	6.25%		05/15/16	510	522,998
Credit Suisse, Sub. Notes (Switzerland)(a)	Aa2	6.00%		02/15/18	2,185	2,342,962
El Paso Performance-Linked Trust, Sr. Unsec’d. Notes, 144A	Ba3	7.75%		07/15/11	810	829,179
Lloyds TSB Bank PLC, Bank Gtd. Notes, 144A, MTN (United Kingdom)	Aa3	4.375%		01/12/15	4,190	4,189,045
Lloyds TSB Bank PLC, Bank Gtd. Notes, 144A, MTN (United Kingdom)	Aa3	5.80%		01/13/20	690	681,282
Lloyds TSB Bank PLC, Gtd. Notes, 144A (United Kingdom)	Baa2	6.50%		09/14/20	1,500	1,380,048
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.00%		03/25/20	13,490	13,677,578
SunTrust Capital VIII Ltd., Ltd. Gtd. Notes	Baa3	6.10%	(c)	12/01/66	3,110	2,845,650
TNK-BP Finance SA, Gtd. Notes, 144A (Luxembourg)	Baa2	7.875%		03/13/18	743	842,413

						27,900,365

Food — 0.8%
Delhaize Group SA, Gtd. Notes (Belgium)	Baa3	6.50%		06/15/17	3,470	3,933,845
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.375%		02/10/20	8,370	9,008,372
Kroger Co. (The), Gtd. Notes	Baa2	5.00%		04/15/13	1,800	1,939,228
Kroger Co. (The), Gtd. Notes	Baa2	6.15%		01/15/20	2,280	2,583,607

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Food (cont’d.)
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	A2	5.35%	03/01/18	$3,610	$4,050,460
Safeway, Inc., Sr. Unsec’d. Notes(a)	Baa2	3.95%	08/15/20	1,000	946,950
Safeway, Inc., Sr. Unsec’d. Notes(a)	Baa2	6.35%	08/15/17	2,970	3,316,560

					25,779,022

Forest & Paper Products — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A	Ba2	8.25%	05/01/16	3,455	3,899,831

Gaming — 0.1%
Boyd Gaming Corp., Sr. Sub. Notes(a)	Caa1	7.125%	02/01/16	1,100	987,250
MGM Resorts International, Gtd. Notes	Caa1	7.625%	01/15/17	110	102,850
MGM Resorts International, Sr. Sec’d. Notes	B1	10.375%	05/15/14	110	123,475
MGM Resorts International, Sr. Sec’d. Notes	B1	11.125%	11/15/17	260	299,000
Station Casinos, Inc., Sr. Unsec’d. Notes(g)(i)	NR	7.75%	08/15/16	880	88

					1,512,663

Healthcare — Services — 1.0%
CHS/Community Health Systems, Inc., Gtd. Notes	B3	8.875%	07/15/15	1,880	1,974,000
DaVita, Inc., Gtd. Notes	B2	6.625%	11/01/20	1,110	1,098,900
HCA, Inc., Sec’d. Notes, PIK	B2	9.625%	11/15/16	3,625	3,882,747
Humana, Inc., Sr. Unsec’d. Notes	Baa3	6.30%	08/01/18	3,000	3,235,899
Medtronic, Inc., Sr. Unsec’d. Notes	A1	4.45%	03/15/20	1,910	1,982,916
Roche Holdings, Inc., Gtd. Notes, 144A	A2	6.00%	03/01/19	4,820	5,604,884
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	8.875%	07/01/19	553	624,890
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	9.00%	05/01/15	160	177,600
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	10.00%	05/01/18	2,020	2,353,300
Tenet Healthcare Corp., Sr. Unsec’d. Notes	Caa1	9.25%	02/01/15	1,000	1,065,000
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%	02/15/13	590	628,140
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%	04/01/13	650	694,556
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.00%	11/15/17	45	50,092
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.00%	02/15/18	2,170	2,463,267
Wellpoint, Inc., Sr. Unsec’d. Notes	Baa1	5.875%	06/15/17	1,800	2,012,042
Wellpoint, Inc., Sr. Unsec’d. Notes	Baa1	7.00%	02/15/19	2,580	3,037,011

					30,885,244

Insurance — 0.9%
American International Group, Inc., Jr. Sub. Notes	Baa2	6.25%	03/15/87	1,020	902,038
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	6.40%	12/15/20	6,850	7,187,082
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.85%	01/16/18	2,320	2,392,249
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	Aa2	3.20%	02/11/15	2,860	2,951,177
MetLife, Inc., Jr. Sub. Notes	Baa2	6.40%	12/15/66	2,380	2,237,200
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.75%	02/08/21	2,160	2,205,410
MetLife, Inc., Sr. Unsec’d. Notes(a)	A3	5.875%	02/06/41	2,990	3,152,441
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	760	933,076
Pacific Life Global Funding, Sr. Sec’d. Notes, 144A	A1	5.15%	04/15/13	1,230	1,314,974
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	Aa2	6.85%	12/16/39	3,560	4,165,207

					27,440,854

Machinery & Equipment — 0.1%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	5.35%	04/03/18	2,280	2,519,245

Media — 0.9%
Cablevision Systems Corp., Sr. Unsec’d. Notes(a)	B1	7.75%	04/15/18	1,400	1,466,500
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B2	8.125%	04/30/20	1,750	1,841,875
Comcast Corp., Gtd. Notes(a)	Baa1	5.15%	03/01/20	3,640	3,823,252
Comcast Corp., Gtd. Notes	Baa1	5.65%	06/15/35	910	884,034

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Media (cont’d.)
Comcast Corp., Gtd. Notes	Baa1	5.70%	05/15/18	$2,430	$2,674,278
Comcast Corp., Gtd. Notes	Baa1	6.40%	03/01/40	1,490	1,597,079
Comcast Corp., Gtd. Notes	Baa1	6.50%	01/15/15	3,890	4,429,652
Comcast Corp., Gtd. Notes	Baa1	6.50%	01/15/17	2,390	2,755,125
Comcast Corp., Gtd. Notes	Baa1	6.95%	08/15/37	320	361,942
COX Communications, Inc., Sr. Unsec’d. Notes	Baa2	5.45%	12/15/14	1,760	1,937,542
DISH DBS Corp., Gtd. Notes	Ba3	7.125%	02/01/16	430	443,975
DISH DBS Corp., Gtd. Notes	Ba3	7.75%	05/31/15	170	180,625
DISH DBS Corp., Gtd. Notes	Ba3	7.875%	09/01/19	3,015	3,150,675
United Business Media Ltd., Notes, 144A (United Kingdom)	Baa3	5.75%	11/03/20	2,180	2,092,931

					27,639,485

Media & Entertainment — 0.2%
Intelsat Jackson Holdings SA, Gtd. Notes (Luxembourg)	B3	9.50%	06/15/16	1,465	1,545,575
Intelsat Jackson Holdings SA, Gtd. Notes (Luxembourg)	Caa2	11.25%	06/15/16	690	743,475
Intelsat Jackson Holdings SA, Gtd. Notes, 144A (Luxembourg)	B3	8.50%	11/01/19	25	27,188
Intelsat Jackson Holdings SA, Sr. Unsec’d. Notes, 144A (Luxembourg)(a)	B3	7.25%	10/15/20	2,260	2,282,600

					4,598,838

Metals & Mining — 1.0%
Alcoa, Inc., Sr. Unsec’d. Notes	Baa3	6.00%	07/15/13	120	132,050
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Baa3	8.375%	04/01/17	5,955	6,587,719
Peabody Energy Corp., Gtd. Notes	Ba1	6.50%	09/15/20	2,180	2,327,150
Peabody Energy Corp., Gtd. Notes	Ba1	7.875%	11/01/26	330	358,050
Rio Tinto Finance USA Ltd., Gtd. Notes (Australia)	A3	6.50%	07/15/18	2,500	2,914,612
Rio Tinto Finance USA Ltd., Gtd. Notes (Australia)	A3	9.00%	05/01/19	6,590	8,850,673
Steel Dynamics, Inc., Gtd. Notes	Ba2	7.375%	11/01/12	500	527,500
Steel Dynamics, Inc., Gtd. Notes	Ba2	7.75%	04/15/16	105	110,513
Steel Dynamics, Inc., Gtd. Notes, 144A(a)	Ba2	7.625%	03/15/20	3,080	3,295,600
Vale Overseas Ltd., Gtd. Notes (Cayman Islands)	Baa2	6.875%	11/21/36	2,810	3,090,949
Vale Overseas Ltd., Gtd. Notes (Cayman Islands)	Baa2	8.25%	01/17/34	515	640,509
Vedanta Resources PLC, Sr. Unsec’d. Notes (United Kingdom)	Ba2	8.75%	01/15/14	400	426,000
Vedanta Resources PLC, Sr. Unsec’d. Notes (United Kingdom)	Ba2	9.50%	07/18/18	900	983,250
Vedanta Resources PLC, Sr. Unsec’d. Notes, 144A (United Kingdom)(a)	Ba2	8.75%	01/15/14	1,420	1,515,850

					31,760,425

Oil, Gas & Consumable Fuels — 3.4%
Anadarko Finance Co., Gtd. Notes (Canada)	Ba1	7.50%	05/01/31	3,060	3,383,592
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Ba1	6.375%	09/15/17	1,100	1,198,238
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Ba1	6.45%	09/15/36	2,505	2,498,459
Apache Corp., Sr. Unsec’d. Notes	A3	5.10%	09/01/40	3,570	3,468,744
Apache Corp., Sr. Unsec’d. Notes	A3	6.00%	01/15/37	1,680	1,847,511
Baker Hughes, Inc., Sr. Unsec’d. Notes	A2	7.50%	11/15/18	3,380	4,238,337
BP Capital Markets PLC, Gtd. Notes (United Kingdom)	A2	3.125%	10/01/15	7,620	7,614,765
Chesapeake Energy Corp., Gtd. Notes(a)	Ba3	6.50%	08/15/17	2,280	2,291,400
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.625%	08/15/20	450	443,250
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.25%	12/15/18	1,415	1,464,525
Cie Generale de Geophysique-Veritas, Gtd. Notes (France)	Ba3	9.50%	05/15/16	4,000	4,360,000
Complete Production Services, Inc., Gtd. Notes	B1	8.00%	12/15/16	1,000	1,035,000
Conoco, Inc., Sr. Unsec’d. Notes	A1	6.95%	04/15/29	1,615	1,984,824
ConocoPhillips, Gtd. Notes	A1	6.00%	01/15/20	1,690	1,967,589

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Oil, Gas & Consumable Fuels (cont’d.)
ConocoPhillips, Gtd. Notes	A1	6.50%		02/01/39	$4,090	$4,863,431
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	7.95%		04/15/32	4,300	5,709,544
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	6.70%		07/01/18	50	56,724
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	9.00%		04/15/19	4,160	5,211,552
Hess Corp., Sr. Unsec’d. Notes	Baa2	7.30%		08/15/31	2,280	2,734,436
Hess Corp., Sr. Unsec’d. Notes	Baa2	7.875%		10/01/29	190	238,454
Hess Corp., Sr. Unsec’d. Notes	Baa2	8.125%		02/15/19	7,170	9,058,363
Kerr-Mcgee Corp., Gtd. Notes	Ba1	7.875%		09/15/31	5,150	5,903,672
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	5.95%		02/15/18	2,570	2,830,377
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	6.00%		02/01/17	1,050	1,159,257
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes, MTN	Baa2	6.95%		01/15/38	1,850	2,010,210
Linn Energy LLC/Linn Energy Finance Corp., Gtd. Notes, 144A	B2	7.75%		02/01/21	1,040	1,066,000
Linn Energy LLC/Linn Energy Finance Corp., Sr. Unsec’d. Notes, 144A	B2	8.625%		04/15/20	520	560,300
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A2	7.00%		11/01/13	2,800	3,237,424
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	6.625%		06/15/35	6,070	6,176,189
Petroleos Mexicanos, Gtd. Notes (Mexico)	Baa1	5.50%		01/21/21	980	992,250
QEP Resources, Inc., Sr. Unsec’d. Notes	Ba1	6.875%		03/01/21	2,320	2,436,000
SandRidge Energy, Inc., Gtd. Notes, 144A	B3	9.875%		05/15/16	780	824,850
SandRidge Energy, Inc., Gtd. Notes, PIK(a)	B3	8.625%		04/01/15	1,870	1,914,412
Shell International Finance BV, Gtd. Notes (Netherlands)	Aa1	4.375%		03/25/20	4,610	4,835,231
Total Capital SA, Gtd. Notes (France)	Aa1	4.45%		06/24/20	2,500	2,591,320
Transocean, Inc., Sr. Unsec’d. Notes (Cayman Islands)	Baa3	5.25%		03/15/13	1,240	1,307,291

						103,513,521

Pharmaceuticals — 0.4%
GlaxoSmithKline Capital, Inc., Gtd. Notes	A1	5.65%		05/15/18	4,820	5,511,328
Pfizer, Inc., Sr. Unsec’d. Notes	A1	6.20%		03/15/19	4,000	4,685,444
Pfizer, Inc., Sr. Unsec’d. Notes	A1	7.20%		03/15/39	180	232,926
Wyeth, Gtd. Notes	A1	5.45%		04/01/17	730	824,786
Wyeth, Gtd. Notes	A1	5.95%		04/01/37	1,290	1,427,549

						12,682,033

Pipelines — 0.7%
Enterprise Products Operating LLC, Gtd. Notes	Baa3	5.25%		01/31/20	3,020	3,141,374
Enterprise Products Operating LLC, Gtd. Notes	Baa3	6.50%		01/31/19	5,820	6,608,342
Enterprise Products Operating LLC, Gtd. Notes	Ba1	8.375%	(c)	08/01/66	4,000	4,295,000
Williams Cos., Inc., (The), Sr. Unsec’d. Notes	Baa3	7.50%		01/15/31	2,578	2,895,228
Williams Cos., Inc., (The), Sr. Unsec’d. Notes	Baa3	7.875%		09/01/21	1,880	2,219,034
Williams Partners LP, Sr. Unsec’d. Notes	Baa3	5.25%		03/15/20	1,140	1,181,724

						20,340,702

Pipelines & Other — 0.1%
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00%		06/15/17	2,340	2,469,437

Real Estate Investment Trusts
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Baa3	6.50%		06/01/16	880	915,156

Retail & Merchandising — 0.6%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.60%		03/15/19	5,670	6,638,827
CVS Pass-Through Trust, Pass-Through Certificates	Baa2	6.036%		12/10/28	3,982	4,083,639
CVS Pass-Through Trust, Pass-Through Certificates	Baa2	6.943%		01/10/30	957	1,040,012
CVS Pass-Through Trust, Pass-Through Certificates, 144A	Ba1	9.35%		01/10/23	1,050	1,082,067
Sears Holdings Corp., Sr. Sec’d. Notes, 144A(a)	Ba1	6.625%		10/15/18	1,210	1,128,325

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Retail & Merchandising (cont’d.)
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.25%	04/15/13	$960	$1,031,386
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.875%	07/08/40	2,500	2,381,718
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	5.80%	02/15/18	740	850,286
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	6.20%	04/15/38	1,030	1,172,567

					19,408,827

Telecommunications — 1.8%
America Movil SAB de CV, Gtd. Notes (Mexico)	A2	5.00%	03/30/20	1,850	1,922,979
America Movil SAB de CV, Gtd. Notes (Mexico)	A2	5.625%	11/15/17	1,310	1,428,108
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.50%	02/01/18	4,630	5,143,384
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.30%	01/15/38	6,370	6,720,019
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.55%	02/15/39	480	522,458
British Telecommunications PLC, Sr. Unsec’d. Notes (United Kingdom)	Baa2	5.95%	01/15/18	870	952,232
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	8.50%	11/15/18	2,110	2,761,040
Cricket Communications, Inc., Sr. Sec’d. Notes	Ba2	7.75%	05/15/16	780	809,250
Deutsche Telekom International Finance BV, Gtd. Notes (Netherlands)	Baa1	5.75%	03/23/16	3,380	3,785,553
Inmarsat Finance PLC, Gtd. Notes, 144A (United Kingdom)(a)	Ba2	7.375%	12/01/17	480	504,000
Koninklijke KPN NV, Sr. Unsec’d. Notes (Netherlands)	Baa2	8.375%	10/01/30	4,950	6,435,267
Qwest Communications International, Inc., Gtd. Notes	Ba2	7.50%	02/15/14	1,140	1,154,250
Sprint Capital Corp., Gtd. Notes	Ba3	6.90%	05/01/19	250	246,875
Sprint Capital Corp., Gtd. Notes	Ba3	8.75%	03/15/32	180	181,800
Sprint Nextel Corp., Sr. Unsec’d. Notes	Ba3	6.00%	12/01/16	4,460	4,309,475
Telecom Italia Capital SA, Gtd. Notes (Luxembourg)	Baa2	5.25%	10/01/15	1,330	1,361,731
Telecom Italia Capital SA, Gtd. Notes (Luxembourg)	Baa2	6.999%	06/04/18	2,490	2,636,479
Telefonica Emisiones SAU, Gtd. Notes (Spain)	Baa1	6.221%	07/03/17	4,000	4,301,704
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.10%	04/15/18	8,310	9,439,512
Verizon Global Funding Corp., Sr. Unsec’d. Notes	A3	7.375%	09/01/12	400	441,632
Windstream Corp., Gtd. Notes	Ba3	8.625%	08/01/16	895	941,988

					55,999,736

Tobacco — 0.2%
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%	06/23/19	4,000	4,450,920

Transportation — 0.2%
Kansas City Southern de Mexico SA de CV, Sr. Unsec’d. Notes (Mexico)	B1	12.50%	04/01/16	406	497,350
RailAmerica, Inc., Sr. Sec’d. Notes	B1	9.25%	07/01/17	3,790	4,164,262

					4,661,612

Utilities — 0.2%
Duke Energy Carolinas LLC, Sr. Unsec’d. Notes	A3	5.625%	11/30/12	2,940	3,185,834
Duke Energy Corp., Sr. Unsec’d. Notes	Baa2	3.95%	09/15/14	250	261,979
Mirant Mid Atlantic Pass-Through Trust C, Pass-Through Certificates	Ba1	10.06%	12/30/28	1,403	1,557,312
Tennessee Valley Authority, Notes, MTN	Aaa	5.25%	09/15/39	1,440	1,522,391

					6,527,516

TOTAL CORPORATE BONDS (cost $838,158,042)					863,401,235

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

FOREIGN GOVERNMENT BONDS — 2.4%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Brazil Notas do Tesouro Nacional, Series F, Notes (Brazil)	Baa3	10.00%		01/01/12	BRL	40,354	$23,873,013
Brazil Notas do Tesouro Nacional, Series F, Notes (Brazil)	Baa3	10.00%		01/01/14	BRL	2,663	1,518,993
Brazil Notas do Tesouro Nacional, Series F, Notes (Brazil)	Baa3	10.00%		01/01/17	BRL	10,025	5,535,938
Egypt Treasury Bills (Egypt)	Ba1	8.809%	(s)	03/08/11	EGP	45,800	7,765,881
Egypt Treasury Bills (Egypt)	Ba1	8.816%	(s)	02/15/11	EGP	8,575	1,461,635
Egypt Treasury Bills (Egypt)	Ba1	9.211%	(s)	02/22/11	EGP	11,575	1,969,565
Egypt Treasury Bills, Gtd. Notes (Egypt)	Ba1	9.291%	(s)	05/24/11	EGP	16,075	2,669,641
Malaysia Government, Sr. Unsec’d. Notes (Malaysia)	A3	3.835%		08/12/15	MYR	21,630	7,132,288
Mexican Bonos, Bonds (Mexico)	Baa1	8.00%		06/11/20	MXN	142,140	12,326,473
Mexican Bonos, Bonds (Mexico)	Baa1	10.00%		12/05/24	MXN	15,130	1,527,211
Russian Foreign Bond, Sr. Unsec’d. Notes (Russia)	Baa1	7.50%		03/31/30		$7,849	9,082,251

TOTAL FOREIGN GOVERNMENT BONDS (cost $74,138,623)							74,862,889

MUNICIPAL BONDS — 0.2%
California — 0.1%
California State, General Obligation Bonds	A1	7.30%		10/01/39		1,600	1,622,960
Los Angeles Department of Water & Power, Revenue Bonds	Aa3	6.574%		07/01/45		2,050	2,090,795

							3,713,755

Georgia — 0.1%
Georgia Electric Authority, Revenue Bonds	A2	6.637%		04/01/57		1,480	1,446,700
Municipal Electric Authority of Georgia, Revenue Bonds	A2	6.655%		04/01/57		820	793,120

							2,239,820

TOTAL MUNICIPAL BONDS (cost $5,963,081)							5,953,575

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 10.4%
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1	Caa1	2.865%	(c)	07/25/35		771	653,234
Adjustable Rate Mortgage Trust, Series 2005-5, Class 1A1	Caa3	2.799%	(c)	09/25/35		760	542,992
American Home Mortgage Assets, Series 2006-2, Class 2A1	Caa2	0.451%	(c)	09/25/46		591	324,970
Banc of America Funding Corp., Series 2005-F, Class 2A1	Caa3	3.079%	(c)	09/20/35		138	81,491
Banc of America Funding Corp., Series 2006-2, Class 2A2	Caa1	6.25%		03/25/36		5,000	4,447,970
Banc of America Mortgage Securities, Inc., Series 2003-H, Class 3A1	Aaa	3.167%	(c)	09/25/33		843	852,133
Banc of America Mortgage Securities, Inc., Series 2005-12, Class A2	B2	1.161%	(c)	01/25/36		5,307	4,360,750
Banc of America Mortgage Securities, Inc., Series 2005-H, Class 2A1	B(d)	3.184%	(c)	09/25/35		484	411,748
Bayview Financial Acquisition Trust, Series 2007-A, Class 1A2	Aaa	6.205%	(s)	05/28/37		3,200	3,170,179
BCAP LLC Trust, Series 2006-AA1, Class A1	Ca	0.451%	(c)	10/25/36		5,656	3,380,238
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A3	BB(d)	2.871%	(c)	10/25/35		150	125,430
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 11A1	Caa3	3.137%	(c)	02/25/36		1,011	705,454
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 24A1	Caa2	5.592%	(c)	02/25/36		598	430,095
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1	CCC(d)	2.923%	(c)	10/25/36		1,118	682,591
Bear Stearns Alt-A Trust, Series 2004-13, Class A1	Aaa	1.001%	(c)	11/25/34		266	220,903
Bear Stearns Alt-A Trust, Series 2006-3, Class 22A1	Ca	5.17%	(c)	05/25/36		1,958	909,486
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A3	Aaa	0.861%	(c)	10/25/33		854	774,522
Bear Stearns Asset Backed Securities Trust, Series 2005-AC9, Class A3	Caa2	0.611%	(c)	12/25/35		8,314	5,413,559

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Chevy Chase Mortgage Funding Corp., Series 2004-3A, Class A2, 144A	A3	0.561%	(c)	08/25/35	$15	$10,295
Chevy Chase Mortgage Funding Corp., Series 2004-4A, Class A2, 144A	Aa3	0.551%	(c)	10/25/35	43	27,567
Chevy Chase Mortgage Funding Corp., Series 2005-1A, Class A2, 144A	B3	0.461%	(c)	01/25/36	22	13,430
Chevy Chase Mortgage Funding Corp., Series 2005-2A, Class A2, 144A	B3	0.491%	(c)	05/25/36	49	32,997
Chevy Chase Mortgage Funding Corp., Series 2005-3A, Class A2, 144A	B3	0.491%	(c)	07/25/36	351	225,321
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class 1A1A	CCC(d)	2.912%	(c)	10/25/35	652	499,006
Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 144A	NR	4.625%	(c)	02/25/36	5,412	5,409,800
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1A	Aa3	0.41%	(c)	11/15/36	368	279,476
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A1	Baa2	3.089%	(c)	11/20/34	366	313,786
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A2	Baa2	3.089%	(c)	11/20/34	842	722,631
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2	Caa2	0.551%	(c)	04/25/35	7,582	4,922,073
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J2, Class 3A10	B3	47.733%	(c)	08/25/35	388	736,342
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R3, Class AF, 144A	Ba3	0.661%	(c)	09/25/35	647	552,867
Deutsche Alt-A Securities, Inc., Alternate Loan Trust, Series 2005-1, Class 1A1	B2	0.761%	(c)	02/25/35	5,556	4,183,327
Fannie Mae REMICS, Series 2010-123, Class PM	Aaa	4.00%		07/25/40	7,300	6,911,631
Federal Home Loan Mortgage Corp., Series 2808, Class FT	Aaa	0.61%	(c)	04/15/33	3,521	3,523,291
Federal Home Loan Mortgage Corp., Series 3738, Class BP	Aaa	4.00%		12/15/38	5,000	4,890,728
Federal National Mortgage Assoc., Series 2004-38, Class FK	Aaa	0.611%	(c)	05/25/34	4,140	4,138,621
Federal National Mortgage Assoc., Series 2010-110, Class AE	Aaa	9.75%		11/25/18	11,445	13,404,131
First Horizon Asset Securities, Inc., Series 2004-AR7, Class 4A1	BBB+(d)	5.33%	(c)	02/25/35	460	449,254
Government National Mortgage Assoc., Series 2005-13, Class SD, IO	Aaa	6.539%	(c)	02/20/35	1,984	308,706
Government National Mortgage Assoc., Series 2005-81, Class SD, IO	Aaa	6.039%	(c)	12/20/34	3,519	378,558
Government National Mortgage Assoc., Series 2005-82, Class NS, IO	Aaa	6.039%	(c)	07/20/34	2,148	282,956
Government National Mortgage Assoc., Series 2006-47, Class SA, IO	Aaa	6.539%	(c)	08/16/36	5,205	752,027
Government National Mortgage Assoc., Series 2008-60, Class SH, IO	Aaa	5.889%	(c)	07/16/38	1,901	228,920
Government National Mortgage Assoc., Series 2009-10, Class ST, IO	Aaa	6.189%	(c)	03/16/34	2,162	244,994
Government National Mortgage Assoc., Series 2009-35, Class SP, IO	Aaa	6.139%	(c)	05/16/37	4,873	638,195
Government National Mortgage Assoc., Series 2009-61, Class WQ, IO	Aaa	5.989%	(c)	11/16/35	5,398	732,514

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Government National Mortgage Assoc., Series 2009-87, Class KI, IO	Aaa	6.039%	(c)	09/20/35	$2,333	$280,552
Government National Mortgage Assoc., Series 2009-87, Class SI, IO	Aaa	6.489%	(c)	02/20/35	2,673	396,955
Government National Mortgage Assoc., Series 2009-87, Class TS, IO	Aaa	5.839%	(c)	07/20/35	5,244	704,424
Government National Mortgage Assoc., Series 2009-106, Class CM, IO	Aaa	6.339%	(c)	01/16/34	981	122,910
Government National Mortgage Assoc., Series 2010-14, Class SA, IO	Aaa	7.739%	(c)	12/20/32	2,574	367,638
Government National Mortgage Assoc., Series 2010-14, Class SC, IO	Aaa	4.543%	(c)	08/20/35	4,230	564,745
Government National Mortgage Assoc., Series 2010-14, Class SH, IO	Aaa	5.739%	(c)	02/16/40	2,709	412,876
Government National Mortgage Assoc., Series 2010-47, Class VS, IO	Aaa	5.989%	(c)	11/16/37	3,859	504,585
Government National Mortgage Assoc., Series 2010-47, Class XN, IO	Aaa	6.289%	(c)	04/16/34	4,339	375,575
Government National Mortgage Assoc., Series 2010-H02, Class FA	Aaa	0.933%	(c)	02/20/60	6,809	6,822,186
Government National Mortgage Assoc., Series 2010-H10, Class FC	Aaa	1.253%	(c)	05/20/60	8,901	9,123,084
Government National Mortgage Assoc., Series 2010-H11, Class FA	Aaa	1.261%	(c)	06/20/60	8,704	8,840,168
Government National Mortgage Assoc., Series 2010-H20, Class AF	Aaa	0.584%	(c)	10/20/60	17,340	17,339,707
Government National Mortgage Assoc., Series 2010-H24, Class FA	Aaa	0.604%	(c)	10/20/60	15,556	15,556,404
Government National Mortgage Assoc Series 2010-87, Class SK, IO	Aaa	6.239%	(c)	07/16/40	7,261	999,968
Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class G41B	Caa3	0.461%	(c)	10/25/45	372	205,235
Greenpoint Mortgage Funding Trust, Series 2006-AR2, Class 1A2	C	0.511%	(c)	04/25/36	5,771	1,756,042
Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1	Ca	0.491%	(c)	04/25/36	541	243,577
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 144A	Baa1	0.611%	(c)	03/25/35	2,368	1,989,957
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF, 144A	Baa2	0.611%	(c)	09/25/35	6,828	5,664,754
GSR Mortgage Loan Trust, Series 2005-8F, Class 2A1	CCC(d)	5.50%		11/25/35	4,589	4,151,312
GSR Mortgage Loan Trust, Series 2005-AR4, Class 3A5	B-(d)	2.892%	(c)	07/25/35	800	621,514
Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1A	A1	3.031%	(c)	01/19/35	610	473,217
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A	Ba1	0.611%	(c)	01/19/35	180	118,285
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A3	B3	0.641%	(c)	01/19/35	575	313,607
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A	Caa1	1.261%	(c)	11/25/47	1,813	1,286,351
Homestar Mortgage Acceptance Corp., Series 2004-3, Class AV1	Aaa	0.711%	(c)	07/25/34	1,483	1,292,634
Homestar Mortgage Acceptance Corp., Series 2004-5, Class A4	Aaa	0.831%	(c)	10/25/34	2,312	2,032,460
Homestar Mortgage Acceptance Corp., Series 2004-6, Class A3A	Aaa	0.811%	(c)	01/25/35	6,372	5,907,841
IMPAC Secured Assets Common Owner Trust, Series 2006-2, Class 2A1	Aaa	0.611%	(c)	08/25/36	603	544,235
Indymac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A2	Caa2	0.461%	(c)	10/25/36	2,479	1,741,288

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

JPMorgan Alternative Loan Trust, Series 2006-S1, Class 3A2	Caa1	0.531%	(c)	03/25/36	$3,074	$2,463,018
JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4	B+(d)	3.151%	(c)	08/25/35	1,400	1,107,749
JPMorgan Mortgage Trust, Series 2005-A8, Class 2A3	Caa1	2.992%	(c)	11/25/35	4,300	3,310,450
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A1	CCC(d)	6.50%		01/25/36	4,756	3,350,539
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1	Aaa	2.83%	(c)	04/21/34	4,065	3,919,050
MASTR Adjustable Rate Mortgages Trust, Series 2007-R5, Class A1, 144A	Caa1	2.84%	(c)	11/25/35	5,389	3,348,600
MASTR Alternative Loans Trust, Series 2004-10, Class 5A1	AAA(d)	0.711%	(c)	09/25/34	2,398	2,054,091
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A3, 144A	Baa2	7.00%		08/25/34	3,124	3,184,070
MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, 144A	Ba3	0.611%	(c)	05/25/35	4,193	3,422,967
Merrill Lynch Mortgage Investors, Inc., Series 2005-A5, Class A3	BBB(d)	2.752%	(c)	06/25/35	2,300	1,810,037
Merrill Lynch Mortgage Investors, Inc., Series 2005-A9, Class 1A1	B-(d)	2.563%	(c)	12/25/35	2,004	1,523,163
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	B2	0.471%	(c)	02/25/36	551	422,210
MLCC Mortgage Investors, Inc., Series 2006-1, Class 1A	Caa2	2.177%	(c)	02/25/36	306	253,801
MLCC Mortgage Investors, Inc., Series 2006-1, Class 2A1	B2	4.115%	(c)	02/25/36	928	845,376
Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 2A	Aa3	2.928%	(c)	07/25/34	2,062	1,768,327
Morgan Stanley Mortgage Loan Trust, Series 2004-10AR, Class 4A	A2	5.466%	(c)	11/25/34	3,776	3,684,347
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1	Caa2	0.961%	(c)	12/25/35	4,342	3,049,424
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3	Ca	3.302%	(c)	03/25/36	5,136	3,115,930
NCUA Guaranteed Notes, Series 2010-C1, Class A2	AAA(d)	2.90%		10/29/20	400	388,911
NCUA Guaranteed Notes, Series 2010-C1, Class APT	AAA(d)	2.65%		10/29/20	4,040	3,933,822
Nomura Asset Acceptance Corp., Series 2004-R3, Class A1, 144A	A1	6.50%		02/25/35	4,226	4,311,541
Nomura Asset Acceptance Corp., Series 2006-AF1, Class 2A	Ca	2.909%	(c)	06/25/36	1,982	914,781
RBSGC Mortgage Pass-Through Certificates, Series 2005-A, Class 5A	Caa1	7.00%		04/25/35	4,832	4,546,964
RBSGC Mortgage Pass-Through Certificates, Series 2007-B, Class 1A4	Caa3	0.711%	(c)	01/25/37	2,857	1,684,222
RBSSP Resecuritization Trust, Series 2010-3, Class 4A1, 144A	AAA(d)	3.436%	(c)	12/26/35	2,560	2,596,131
Residential Accredit Loans, Inc., Series 2006-QS8, Class A2	Ca	6.00%		08/25/36	7,873	5,348,551
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2A2	Caa3	0.621%	(c)	01/25/37	723	389,783
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A7	Caa2	8.00%		05/25/32	241	226,341
Residential Asset Securitization Trust, Series 2007-A7, Class A3	CCC(d)	6.00%		07/25/37	4,092	3,027,851
Saco I, Inc., Series 2007-VA1, Class A, 144A	BB(d)	8.718%	(c)	06/25/21	3,005	3,175,671
Sequoia Mortgage Trust, Series 2007-3, Class 1A1	B1	0.461%	(c)	07/20/36	8,421	6,824,123
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A	A1	2.986%	(c)	09/25/34	415	378,241
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2	Aaa	0.561%	(c)	09/25/34	810	647,582
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 5A	Ba1	5.50%	(c)	12/25/34	804	733,607
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A	Aa2	0.631%	(c)	07/25/34	502	423,694
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1	Caa2	2.579%	(c)	06/25/35	166	131,002

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 4A1	Caa2	5.719%	(c)	10/25/35	$4,431	$3,491,716
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4A1	CCC(d)	5.567%	(c)	05/25/36	2,353	1,827,431
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5A1	CCC(d)	5.674%	(c)	05/25/36	686	575,485
Structured Asset Mortgage Investments, Inc., Series 2007-AR4, Class A1	Aa3	0.461%	(c)	09/25/47	220	211,392
Structured Asset Securities Corp., Series 2005-16, Class 1A2	Caa1	5.50%		09/25/35	1,250	1,178,723
Structured Asset Securities Corp., Series 2005-RF1, Class A, 144A	B1	0.611%	(c)	03/25/35	5,222	4,313,358
Structured Asset Securities Corp., Series 2005-RF2, Class A, 144A	B2	0.611%	(c)	04/25/35	5,028	4,277,205
Structured Asset Securities Corp., Series 2005-RF3, Class 1A, 144A	B1	0.611%	(c)	06/25/35	5,222	4,334,458
Structured Asset Securities Corp., Series 2007-BC4, Class A3	Baa1	0.511%	(c)	11/25/37	1,518	1,443,300
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1	B2	6.18%	(c)	09/25/37	4,372	4,281,787
Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 1A1	CCC(d)	3.038%	(c)	08/20/35	269	180,705
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6	Aa2	2.657%	(c)	02/25/33	2,044	1,993,071
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A7	A1	2.711%	(c)	09/25/33	847	812,801
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A	B2	0.581%	(c)	08/25/45	8,413	7,110,826
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR5, Class A12A	Caa1	1.308%	(c)	06/25/46	699	530,005
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A3	B(d)	5.793%	(c)	08/25/36	3,940	3,407,391
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1	CCC(d)	5.00%	(c)	02/25/37	1,389	1,089,810
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3, Class 4A1	CCC(d)	5.009%	(c)	03/25/37	1,259	1,092,297
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1	CCC(d)	5.357%	(c)	09/25/36	801	644,765
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA5, Class 1A	Caa3	1.078%	(c)	06/25/47	1,128	748,726
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A	Caa3	1.138%	(c)	07/25/47	27,174	17,834,272
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A1	A-(d)	5.645%	(c)	04/25/36	428	391,915

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $320,189,000)						317,142,681

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.3%
Federal National Mortgage Assoc., Bonds		6.625%		11/15/30	1,830	2,309,037
Federal National Mortgage Assoc., Notes(a)		3.875%		07/12/13	3,950	4,242,138
Federal National Mortgage Assoc., Notes		5.00%		03/15/16	7,340	8,292,225
Federal National Mortgage Assoc., Notes(a)		5.375%		06/12/17	19,750	22,739,775
Federal National Mortgage Assoc., Notes		5.625%		07/15/37	1,730	1,944,131
Federal National Mortgage Assoc., Sr. Sub. Notes		5.25%		08/01/12	14,190	15,159,163
Federal National Mortgage Assoc., Sub. Debs.		5.314%	(s)	10/09/19	5,800	3,662,253
Federal National Mortgage Assoc., Sub. Notes		4.625%		05/01/13	2,850	3,063,816
Financing Corp., FICO, Series 6P, PO		10.35%		08/03/18	710	552,860
Financing Corp., FICO, Series 7P, PO		10.35%		08/03/18	1,290	1,004,492

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Financing Corp., FICO, Series 8P, PO	10.35%		08/03/18	$680	$529,500
Financing Corp., FICO, Series 11P, PO	9.40%		02/08/18	440	350,790
Financing Corp., FICO, Series 15P, PO	9.65%		03/07/19	640	482,236
Financing Corp., FICO, Series 19P, PO	9.00%		06/06/19	210	155,993
Financing Corp., FICO, Series B-P, PO	9.80%		04/06/18	1,340	1,059,873
Financing Corp., FICO, Series D-P, PO	8.60%		09/26/19	80	58,337
Financing Corp., FICO, Series D-P, PO	10.35%		08/03/18	1,590	1,238,095
Financing Corp., FICO, Series E-P, PO	9.65%		11/02/18	1,570	1,208,120
Financing Corp., FICO, Series I-P, PO	10.00%		05/11/18	1,670	1,314,462

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $68,066,141)					69,367,296

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 44.4%
Federal Home Loan Mortgage Corp.	4.00%		TBA	1,000	992,656
Federal Home Loan Mortgage Corp.	5.50%		TBA	37,300	39,747,812
Federal Home Loan Mortgage Corp.	5.984%	(c)	07/01/36	2,206	2,321,430
Federal Home Loan Mortgage Corp.	6.00%		12/01/39	7,539	8,170,295
Federal National Mortgage Assoc.	3.50%		TBA	128,900	129,786,187
Federal National Mortgage Assoc.	3.50%		TBA	16,200	15,471,000
Federal National Mortgage Assoc.	4.00%		TBA	116,000	115,383,808
Federal National Mortgage Assoc.	4.00%		TBA	15,000	14,878,125
Federal National Mortgage Assoc.	4.50%		TBA	130,900	134,356,545
Federal National Mortgage Assoc.	5.493%	(c)	08/01/37	326	345,711
Federal National Mortgage Assoc.	5.50%		02/01/35-06/01/38	28,622	30,709,336
Federal National Mortgage Assoc.	5.50%		TBA	146,100	156,304,208
Federal National Mortgage Assoc.	5.50%		TBA	36,100	38,553,681
Federal National Mortgage Assoc.	5.681%	(c)	05/01/37	295	312,424
Federal National Mortgage Assoc.	5.705%	(c)	01/01/37	235	248,911
Federal National Mortgage Assoc.	6.00%		09/01/37	3,411	3,728,518
Federal National Mortgage Assoc.	6.00%		TBA	214,200	232,808,625
Federal National Mortgage Assoc.	6.00%		TBA	800	868,552
Federal National Mortgage Assoc.	6.00%		TBA	56,000	60,760,000
Federal National Mortgage Assoc.	6.50%		TBA	21,100	23,447,375
Government National Mortgage Assoc.	1.991%	(c)	07/20/60	5,668	5,979,485
Government National Mortgage Assoc.	2.011%	(c)	09/20/60	6,472	6,718,025
Government National Mortgage Assoc.	2.021%	(c)	02/20/60	7,010	7,407,029
Government National Mortgage Assoc.	2.656%	(c)	04/20/60	10,399	11,038,788
Government National Mortgage Assoc.	3.50%		TBA	23,500	22,626,082
Government National Mortgage Assoc.	4.00%		TBA	2,300	2,315,454
Government National Mortgage Assoc.	4.00%		TBA	106,900	107,518,844
Government National Mortgage Assoc.	4.50%		TBA	57,800	60,003,625
Government National Mortgage Assoc.	5.00%		04/15/40-11/20/40	48,985	52,107,001
Government National Mortgage Assoc.	5.50%		TBA	25,900	27,988,188
Government National Mortgage Assoc.	5.50%		TBA	2,500	2,689,863
Government National Mortgage Assoc.	6.00%		TBA	8,200	9,016,154
Government National Mortgage Assoc.	6.00%		TBA	26,500	29,013,552

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $1,347,987,782)					1,353,617,289

U.S. TREASURY OBLIGATIONS — 19.4%
U.S. Treasury Bonds	3.875%		08/15/40	270	248,695
U.S. Treasury Bonds	4.25%		11/15/40	3,400	3,344,750
U.S. Treasury Bonds	4.375%		11/15/39	17,810	17,904,607
U.S. Treasury Bonds(a)	4.375%		05/15/40	9,050	9,093,802
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.25%		07/15/20	9,010	9,252,147
U.S. Treasury Inflationary Indexed Bonds, TIPS(k)	1.75%		01/15/28	6,500	6,908,004

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Inflationary Indexed Bonds, TIPS	2.125%		02/15/40	$12,490	$13,377,472
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%		01/15/25-01/15/27	19,020	24,449,853
U.S. Treasury Inflationary Indexed Bonds, TIPS(k)	2.50%		01/15/29	14,330	16,564,305
U.S. Treasury Inflationary Indexed Bonds, TIPS	3.875%		04/15/29	740	1,320,428
U.S. Treasury Notes(a)	0.75%		12/15/13	19,580	19,440,806
U.S. Treasury Notes	1.375%		02/15/13	490	497,388
U.S. Treasury Notes	2.125%		12/31/15	82,200	82,636,646
U.S. Treasury Notes	2.25%		11/30/17	18,800	18,281,534
U.S. Treasury Notes(a)	2.625%		08/15/20-11/15/20	135,160	127,607,005
U.S. Treasury Notes	2.75%		05/31/17-12/31/17	65,520	66,213,437
U.S. Treasury Notes(a)	3.50%		05/15/20	140,990	144,427,336
U.S. Treasury Strip, PO	4.209%	(s)	02/15/25	55,210	30,652,813

TOTAL U.S. TREASURY OBLIGATIONS (cost $599,525,340)					592,221,028

				Shares
PREFERRED STOCKS — 0.2%
Financial Services — 0.2%
Citigroup Capital XII, 8.50%*				139,325	3,686,539
Citigroup Capital XIII, 7.875%*				152,125	4,093,684

					7,780,223

U.S. Government Agency Obligations
Federal National Mortgage Assoc., Series S, 8.25%*				40,150	24,592

TOTAL PREFERRED STOCKS (cost $8,384,888)					7,804,815

COMMON STOCKS
Oil, Gas & Consumable Fuels
SemGroup Corp. (Class A Stock)*				1,966	53,416
SemGroup LP Escrow, 144A(g)				760,000	1

TOTAL COMMON STOCKS (cost $718,531)					53,417

				Units
WARRANTS*
Oil, Gas & Consumable Fuels
SemGroup Corp. (Class A Stock), expiring 11/30/14 (cost $0)				2,070	9,179

TOTAL LONG-TERM INVESTMENTS (cost $3,457,583,077)					3,481,801,338

				Shares
SHORT-TERM INVESTMENTS — 36.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 36.8%
Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund (cost $1,121,232,401; includes $260,725,878 of cash collateral for securities on loan) (Note 4)(b)(w)				1,121,232,401	1,121,232,401

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. GOVERNMENT AGENCY OBLIGATIONS(n)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal Home Loan Mortgage Corp.(k)	0.002%	05/09/11	$195	$194,911
Federal Home Loan Mortgage Corp.(k)	0.002%	05/09/11	691	690,686
Federal National Mortgage Assoc.	0.002%	05/09/11	100	99,954

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $985,335)				985,551

			Notional Amount (000)#
OPTION PURCHASED
Call Option
90 Day Euro Dollar Futures, expiring 03/11/11, Strike Price $98.25 (cost $177,281)			1,313	137,813

			Principal Amount (000)#
U.S. TREASURY OBLIGATION
U.S. Treasury Bills (cost $44,962)(n)	0.202%	06/02/11	45	44,971

TOTAL SHORT-TERM INVESTMENTS (cost $1,122,439,979)				1,122,400,736

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 150.9% (cost $4,580,023,056)				4,604,202,074

			Notional Amount (000)#
OPTIONS WRITTEN*
Call Options
10 Year U.S. Treasury Note Futures, expiring 02/18/11, Strike Price $121.00			151	(264,250)
expiring 02/18/11, Strike Price $122.00			194	(151,563)
90 Day Euro Dollar Futures, expiring 03/11/11, Strike Price $98.50			1,313	(59,062)
expiring 03/14/11, Strike Price $99.63			310	(21,700)
expiring 03/16/11, Strike Price $98.75			448	(401,631)

				(898,206)

Put Options
10 Year U.S. Treasury Note Futures, expiring 02/18/11, Strike Price $122.50			187	(502,562)
expiring 02/18/11, Strike Price $124.00			61	(234,469)
90 Day Euro Dollar Futures, expiring 03/14/11, Strike Price $99.63			310	(18,600)

				(755,631)

TOTAL OPTIONS WRITTEN (premiums received $743,523)				(1,653,837)

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SECURITIES SOLD SHORT — (13.4)%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
Federal National Mortgage Assoc.	3.50%	TBA	$23,900	$(24,064,313)
Federal National Mortgage Assoc.	3.50%	TBA	9,200	(8,786,000)
Federal National Mortgage Assoc.	4.00%	TBA	34,300	(34,117,798)
Federal National Mortgage Assoc.	4.50%	TBA	90,500	(92,889,743)
Federal National Mortgage Assoc.	5.50%	TBA	95,600	(102,277,086)
Federal National Mortgage Assoc.	6.00%	TBA	800	(868,552)
Federal National Mortgage Assoc.	6.00%	TBA	133,900	(145,532,563)

TOTAL SECURITIES SOLD SHORT (proceeds received $407,683,419)				(408,536,055)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT(o) — 137.5% (cost $4,171,596,114)				4,194,012,182
Other liabilities in excess of other assets(x) — (37.5)%				(1,144,594,512)

NET ASSETS — 100.0%				$3,049,417,670

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FDIC	Federal Deposit Insurance Corp.
FHLMC	Federal Home Loan Mortgage Corporation
FICO	Financing Corporation
IO	Interest Only Security
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-Kind
PO	Principal Only Security
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
BRL	Brazilian Real
EGP	Egyptian Pound
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $256,528,608; cash collateral of $260,725,878 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2010.

(d)	Standard & Poor’s rating.

(f)

Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $4,589,281. The aggregate value of $1,424,800 is approximately 0.0% of net assets.

(g)	Indicates a security or securities that have been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security; or a portion thereof segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(o)	As of December 31, 2010, seven securities representing $61,249,000 and 2.0% of net assets were fair valued in accordance with policies adopted by the Board of Trustees.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2010.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 – Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(x)

Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and total return swap agreements as follows:

Futures contracts open at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation (Depreciation)
Long Positions:
30	90 Day Euro Dollar	Mar. 2011	$7,468,500	$7,472,625	$4,125
1,251	10 Year U.S. Treasury Notes	Mar. 2011	150,061,282	150,667,313	606,031
604	30 Year U.S. Year Ultra Bond	Mar. 2011	78,758,375	76,764,625	(1,993,750)

					(1,383,594)

Short Positions:
2,545	5 Year U.S. Treasury Notes	Mar. 2011	304,558,610	299,594,219	4,964,391
316	10 Year Euro-Bund	Mar. 2011	52,595,139	52,915,105	(319,966)
238	2 Year U.S. Treasury Notes	Mar. 2011	52,108,781	52,099,687	9,094
455	20 Year U.S. Treasury Bonds	Mar. 2011	57,398,008	55,566,875	1,831,133

					6,484,652

					$5,101,058

Forward foreign currency exchange contracts outstanding at December 31, 2010:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Euro,
Expiring 02/14/11	Citigroup Global Markets	EUR	22,901	$30,277,981	$30,598,443	$(320,462)
Japanese Yen,
Expiring 02/14/11	JPMorgan Chase	JPY	1,205,786	14,662,503	14,858,694	(196,191)

				$44,940,484	$45,457,137	$(516,653)

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation(1)
Barclays Bank PLC(1)	02/15/25	$4,350	0.25%	3 month LIBOR	$(202,897)	$—	$(202,897)
Barclays Bank PLC(1)	02/15/25	5,580	0.25%	3 month LIBOR	(288,932)	—	(288,932)
Barclays Bank PLC(1)	02/15/25	14,960	0.25%	3 month LIBOR	(793,137)	—	(793,137)
Barclays Bank PLC(1)	02/15/25	27,600	0.25%	3 month LIBOR	(1,417,050)	—	(1,417,050)
Barclays Bank PLC(1)	09/16/19	7,120	3.25%	3 month LIBOR	(107,925)	(94,381)	(13,544)

					$(2,809,941)	$(94,381)	$(2,715,560)

(1)	Portfolio pays the fixed rate and receives the floating rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Total Return swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation(1)
Barclays Bank PLC	01/12/40	$13,796	Receive fixed rate payments on IOS.FN30.400.09 Index and pay variable payments on the one month LIBOR.	$187,810	$—	$187,810

(1)	Cash of $2,100,000 has been segregated to cover requirements for open swap agreements as of December 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$53,416	$—	$1
Preferred Stocks	7,804,815	—	—
Warrants	—	9,179	—
Asset-Backed Securities	—	131,646,219	5,305,594
Bank Loans	—	18,691,556	—
Commercial Mortgage-Backed Securities	—	41,724,565	—
Corporate Bonds	—	863,401,235	—
Foreign Government Bonds	—	74,862,889	—
Municipal Bonds	—	5,953,575	—
Residential Mortgage-Backed Securities	—	268,301,300	48,841,381
U.S. Government Agency Obligations	—	70,352,847	—
U.S. Government Mortgage-Backed Obligations	—	1,322,473,962	31,143,327
U.S. Treasury Obligations	—	592,265,999	—
Affiliated Money Market Mutual Fund	1,121,232,401	—	—
Purchased Options	—	137,813	—
Written Options	(1,653,837)	—	—
Short Sales – U.S. Government Mortgage-Backed Obligations	—	(408,536,055)	—
Other Financial Instruments*
Futures	5,101,058	—	—
Forward Foreign Currency Contracts	—	(516,653)	—
Interest Rate Swaps	—	(2,715,560)	—
Total Return Swaps	—	187,810	—

Total	$1,132,537,853	$2,978,240,681	$85,290,303

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Common Stocks	Warrants	Asset-Backed Securities	Residential Mortgage-Backed Securities
Balance as of 12/31/09	$50,624	$9,315	$245,345	$—
Accrued discounts/premiums	—	—	491	(42,914)
Realized gain (loss)	—	—	—	(739)
Change in unrealized appreciation (depreciation)**	1	—	(2,327,506)	(237,432)
Purchases	—	—	7,632,609	49,122,466
Sales	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(50,624)	(9,315)	(245,345)	—

Balance as of 12/31/10	$1	$—	$5,305,594	$48,841,381

U.S. Government Mortgage- Backed Obligations
Balance as of 12/31/09	$—
Accrued discounts/premiums	(86,248)
Realized gain (loss)	(4,576)
Change in unrealized appreciation (depreciation)**	(969,283)
Purchases	32,203,434
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/10	$31,143,327

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

**	Of which, $(3,534,220) was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were 1 Common Stock transferred out of Level 3 as a result of being exchanged-traded, 1 Warrant transferred out of Level 3 as a result of using observable inputs on a formula driven price, and 1 Asset-Backed Security transferred out of Level 3 as a result of being priced by a vendor.

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:
U.S. Government Mortgage-Backed Obligations	44.4%
Affiliated Money Market Mutual Fund (8.6% represents investments purchased with collateral from securities on loan)	36.8
U.S. Treasury Obligations	19.4
Residential Mortgage-Backed Securities	10.4
Diversified Financial Services	6.3
Asset-Backed Securities	4.5
Banks	3.5
Oil, Gas & Consumable Fuels	3.4
Foreign Government Bonds	2.4
U.S. Government Agency Obligations	2.3
Telecommunications	1.8
Electric	1.6
Commercial Mortgage-Backed Securities	1.4
Financial Services	1.1
Metals & Mining	1.0
Healthcare – Services	1.0
Cable Television	1.0
Media	0.9
Insurance	0.9
Food	0.8
Pipelines	0.7

Retail & Merchandising	0.6%
Bank Loans	0.6
Beverages	0.4
Pharmaceuticals	0.4
Agriculture	0.4
Chemicals	0.4
Aerospace/Defense	0.3
Containers & Packaging	0.2
Airlines	0.2
Utilities	0.2
Municipal Bonds	0.2
Environmental Control	0.2
Transportation	0.2
Media & Entertainment	0.2
Tobacco	0.2
Forest & Paper Products	0.1
Coal	0.1
Machinery & Equipment	0.1
Pipelines & Other	0.1
Advertising	0.1
Gaming	0.1

150.9
Options Written and Securities Sold Short	(13.4)
Other liabilities in excess of other assets	(37.5)

100.0

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$7,414,774	*	Due from broker-variation margin	$2,313,716	*
Interest rate contracts	Unrealized appreciation on swap agreements	187,810		Unrealized depreciation on swap agreements	2,715,560
Interest rate contracts	Unaffiliated investments	137,813		Premiums received for swap agreements	94,381
Interest rate contracts	—	—		Written options outstanding, at value	1,653,837
Foreign exchange contracts	—	—		Unrealized depreciation on foreign currency forward contracts	516,653
Equity contracts	Unaffiliated investments	9,179		—	—

Total		$7,749,576			$7,294,147

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(1,209,499)	$(17,879,353)	$2,165,197	$1,395,406	$—	$(15,528,249)
Foreign exchange contracts	—	—	—	—	(3,767,354)	(3,767,354)

Total	$(1,209,499)	$(17,879,353)	$2,165,197	$1,395,406	$(3,767,354)	$(19,295,603)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(594,940)	$811,525	$(563,059)	$(2,959,395)	$—	$(3,305,869)
Foreign exchange contracts	—	—	—	—	—	(516,653)	(516,653)
Equity contracts	(136)	—	—	—	—	—	(136)

Total	$(136)	$(594,940)	$811,525	$(563,059)	$(2,959,395)	$(516,653)	$(3,822,658)

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts – Long Positions(3)	Futures Contracts – Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Total Return Swap Agreements(6)
$300,311	$866,511	$201,461,909	$389,433,760	$11,265,882	$55,351,791	$52,048,000	$2,759,258

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments at value, including securities on loan of $256,528,608:
Unaffiliated investments (cost $3,458,790,655)	$3,482,969,673
Affiliated investments (cost $1,121,232,401)	1,121,232,401
Foreign currency, at value (cost $1,108,010)	1,171,558
Deposit with broker	2,100,000
Receivable for investments sold	1,019,625,672
Dividends and interest receivable	19,685,716
Receivable for fund share sold	7,574,553
Due from broker-variation margin	254,203
Unrealized appreciation on swap agreements	187,810
Prepaid expenses	21,994

Total Assets	5,654,823,580

LIABILITIES:
Payable for investments purchased	1,823,896,876
Securities sold short, at value (proceeds received $407,683,419)	408,536,055
Payable to broker for collateral for securities on loan	260,725,878
Payable to custodian	106,477,347
Unrealized depreciation on swap agreements	2,715,560
Written options outstanding, at value (premiums received $743,523)	1,653,837
Unrealized depreciation on foreign currency forward contracts	516,653
Advisory fees payable	497,068
Accrued expenses and other liabilities	244,824
Premiums received for swap agreements	94,381
Payable for fund share repurchased	34,059
Shareholder servicing fees payable	12,830
Affiliated transfer agent fee payable	542

Total Liabilities	2,605,405,910

NET ASSETS	$3,049,417,670

Net assets were comprised of:
Paid-in capital	$2,900,299,604
Retained earnings	149,118,066

Net assets, December 31, 2010	$3,049,417,670

Net asset value and redemption price per share, $3,049,417,670 / 290,020,305 outstanding shares of beneficial interest	$10.51

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest income	$99,629,844
Affiliated dividend income	1,333,887
Affiliated income from securities lending, net	289,428
Unaffiliated dividend income	256,627

101,509,786

EXPENSES
Advisory fees	18,158,570
Shareholder servicing fees and expenses	2,594,081
Custodian and accounting fees	531,000
Audit fee	36,000
Trustees’ fees	32,000
Insurance expenses	24,000
Legal fees and expenses	13,000
Commitment fee on syndicated credit agreement	12,000
Transfer agent’s fees and expenses (including affiliated expense of $3,200) (Note 4)	10,000
Shareholders’ reports	9,000
Miscellaneous	11,408

Total expenses	21,431,059
Less: shareholder servicing fee waiver	(553,224)

Net expenses	20,877,835

NET INVESTMENT INCOME	80,631,951

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	64,894,266
Futures transactions	(17,879,353)
Options written transactions	2,165,197
Short sales transactions	(741,664)
Swap agreement transactions	1,395,406
Foreign currency transactions	(4,909,384)

44,924,468

Net change in unrealized appreciation (depreciation) on:
Investments and other assets	64,442,349
Futures	811,525
Options written	(563,059)
Short sales	(1,217,630)
Swap agreements	(2,959,395)
Foreign currencies	(556,246)

59,957,544

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	104,882,012

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$185,513,963

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$80,631,951	$42,416,674
Net realized gain on investment and foreign currency transactions	44,924,468	16,005,189
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	59,957,544	70,236,034

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	185,513,963	128,657,897

DISTRIBUTIONS	(58,358,994)	(56,085,165)

FUND SHARE TRANSACTIONS:
Fund share sold [173,672,466 and 109,412,109 shares, respectively]	1,786,077,442	1,059,813,126
Fund share issued in reinvestment of distributions [5,749,655 and 6,076,399 shares, respectively]	58,358,994	56,085,165
Fund share repurchased [61,589,669 and 25,128,224 shares, respectively]	(641,170,188)	(242,391,564)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,203,266,248	873,506,727

TOTAL INCREASE IN NET ASSETS	1,330,421,217	946,079,459
NET ASSETS:
Beginning of year	1,718,996,453	772,916,994

End of year	$3,049,417,670	$1,718,996,453

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2010 consisted of 60 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to twenty-two Portfolios listed below together with their investment objectives.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Bond Portfolio 2015 Portfolio (“Bond Portfolio 2015”), AST Bond Portfolio 2016 Portfolio (“Bond Portfolio 2016”), AST Bond Portfolio 2017 Portfolio (“Bond Portfolio 2017”), AST Bond Portfolio 2018 Portfolio (“Bond Portfolio 2018”) and AST Bond Portfolio 2019 Portfolio (“Bond Portfolio 2019”), AST Bond Portfolio 2020 Portfolio (“Bond Portfolio 2020”), AST Bond Portfolio 2021 Portfolio (“Bond Portfolio 2021”):    To seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”):    Maximize total return by investing primarily in equity securities of real estate companies.

AST Global Real Estate Portfolio (“Global Real Estate”):    Capital appreciation and income by investing primarily in equity-related securities of real estate companies.

AST High Yield Portfolio (“High Yield”):    Maximum total return, consistent with preservation of capital by investing primarily in high-yield fixed-income investments.

AST International Growth Portfolio (“International Growth”):    Long-term capital growth by investing primarily in equity securities of foreign companies.

AST International Value Portfolio (“International Value”):    Capital growth by investing primarily in equity securities anywhere in the world.

AST JPMorgan International Equity Portfolio (“JPMorgan International Equity”):    Capital growth by investing primarily in equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world.

AST Lord Abbett Bond-Debenture Portfolio (“Lord Abbett Bond-Debenture”):    High current income and the opportunity for capital appreciation to produce a high total return.

AST MFS Global Equity Portfolio (“MFS Global Equity”):    Capital growth by investing primarily in common stocks and related securities of U.S. and foreign issuers.

AST Parametric Emerging Markets Equity Portfolio (“Parametric Emerging Markets Equity”):    Long-term capital appreciation by investing primarily in equity securities of issuers located in emerging market countries.

AST PIMCO Limited Maturity Bond Portfolio (“PIMCO Limited Maturity Bond”):    Maximize total return, consistent with preservation of capital by investing primarily in fixed income securities of varying maturities, so that the portfolio’s expected average duration will be from one to three years.

AST PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”):    Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities.

B1

AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”):    Long-term capital appreciation by investing primarily in equity and equity-related securities of U.S. issuers using a long/short investment strategy.

AST T. Rowe Price Global Bond Portfolio (“T. Rowe Price Global Bond”):    High current income and capital growth by investing primarily in high-quality foreign and U.S. dollar-denominated bonds.

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”):    Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources and other basic commodities.

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”):    Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified.

2.	Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official NASDAQ closing price (“NOCP”) on the day of valuation or if there was no NOCP at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities that are held in the other Portfolios, which mature in more than 60 days, are valued at fair value and those short-term debt securities, of sufficient credit quality, which mature in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of

B2

1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the

B3

Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held:    The Portfolios may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. A few portfolios used futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and options, and guarantees the futures and options contracts against default.

Short Sales:    Certain portfolios of the Trust may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

B4

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements:    Certain Portfolios of the Trust may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps:    Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios purchased credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of a particular issuer’s default by selling credit default swaps. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

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The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swap:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g., interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2010, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Delayed Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its

B6

net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Security Loans:    The Portfolios may lend their portfolio securities to broker-dealers. Security loans are limited to 33 1/3% of the total assets of the respective portfolio. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolios. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market. The Portfolios recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Distributions:    Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2010, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

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Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty;

J.P. Morgan Investment Management, Inc. for JPMorgan International Equity and a portion of High Yield;

Lord Abbett & Co. LLC for Lord Abbett Bond-Debenture;

LSV Asset Management for a portion of International Value;

Marsico Capital Management LLC for a portion of International Growth;

Massachusetts Financial Services Company (“MFS”) for MFS Global Equity;

Pacific Investment Management Company LLC (“PIMCO”) for PIMCO Total Return Bond and PIMCO Limited Maturity Bond;

Parametric Portfolio Associates LLC for Parametric Emerging Markets Equity;

Prudential Investment Management, Inc. (“PIM”), for Bond Portfolio 2015, Bond Portfolio 2016, Bond Portfolio 2017, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Global Real Estate, and a portion of High Yield;

Quantitative Management Associates LLC (“QMA”) for QMA US Equity Alpha;

Thornburg Investment Management, Inc. for a portion of International Value;

T. Rowe Price Associates, Inc. for T. Rowe Price Natural Resources;

T. Rowe Price International, Inc. for T. Rowe Price Global Bond;

Western Asset Management Company for Western Asset Core Plus Bond;

William Blair & Company, LLC for a portion of International Growth.

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their management fee and/or reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio’s average daily net assets. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees	Effective Advisory Fees	Expense Limitations
Bond Portfolio 2015	0.65% first $500 million;	0.64%	1.00%*
	0.64% in excess of $500 million
Bond Portfolio 2016	0.65% first $500 million;	0.64%	1.00%*
	0.64% in excess of $500 million
Bond Portfolio 2017	0.65% first $500 million;	0.64%	1.00%*
	0.64% in excess of $500 million
Bond Portfolio 2018	0.65% first $500 million;	0.64%	1.00%*
	0.64% in excess of $500 million
Bond Portfolio 2019	0.65% first $500 million;	0.64%	1.00%*
	0.64% in excess of $500 million
Bond Portfolio 2020	0.65% first $500 million;	0.64%	1.00%*
	0.64% in excess of $500 million
Bond Portfolio 2021	0.65% first $500 million;	0.61%	1.00%*
	0.64% in excess of $500 million

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	Advisory Fees	Effective Advisory Fees	Expense Limitations
Cohen & Steers Realty	1.00%	1.00%	N/A
Global Real Estate	1.00%	1.00%	N/A
High Yield	0.75%	0.75%	N/A
International Growth	1.00%	0.96%	1.06%**
International Value	1.00%	1.00%	N/A
JPMorgan International Equity	1.00% first $75 million;	0.89%	N/A
	0.85% in excess of $75 million
Lord Abbett Bond-Debenture	0.80%	0.80%	N/A
MFS Global Equity	1.00%	1.00%	N/A
Parametric Emerging Markets Equity	1.10%	1.10%	N/A
PIMCO Limited Maturity Bond	0.65%	0.65%	N/A
PIMCO Total Return Bond	0.65%	0.65%	N/A
QMA US Equity Alpha	1.00%	0.91%	1.00%**
T. Rowe Price Global Bond	0.80%	0.80%	N/A
T. Rowe Price Natural Resources	0.90%	0.90%	N/A
Western Asset Core Plus Bond	0.70%	0.70%	N/A

*	Expense limitation is contractual through April 30, 2012.
**	Expense limitations are as noted in the table below:

	January 1, 2010 – June 30, 2010 Expense Limitation	Effective July 1, 2010 Expense Limitation
International Growth	N/A	1.06%
QMA US Equity Alpha	N/A	1.00%

AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with Prudential Annuities Life Assurance Corporation (“PALAC”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., pursuant to which the Portfolios pay PALAC a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on average daily net assets up to $500 million (no waiver), 0.09% on average daily net assets of the next $250 million (0.01% waiver), 0.08% on average daily net of the next $250 million (0.02% waiver), and 0.07% on average daily net assets in excess of $1 billion (0.03% waiver).

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Fund”), a portfolio of Prudential Investment Portfolios 2. The Fund is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Fund are disclosed on the Statement of Operations as affiliated dividend income.

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PIM, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., acts as the Trust’s securities lending agent. For the year ended December 31, 2010, PIM was compensated as follows for these services by the Portfolios:

Portfolio	PIM
Bond Portfolio 2017	$6,547
Bond Portfolio 2021	3,201
High Yield	92,026
International Growth	20,052
JPMorgan International Equity	1,602
Lord Abbett Bond-Debenture	38,498
MFS Global Equity	1,879
T. Rowe Price Global Bond	2,535
T. Rowe Price Natural Resources	76,825
Western Asset Core Plus Bond	99,278

5.	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2010, were as follows:

	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2015	$29,014,968	$49,089,016
Bond Portfolio 2016	92,045,326	80,491,816
Bond Portfolio 2017	167,045,666	89,219,588
Bond Portfolio 2018	34,453,703	70,812,129
Bond Portfolio 2019	27,087,780	48,906,006
Bond Portfolio 2020	167,190,889	117,357,274
Bond Portfolio 2021	92,887,723	18,559,133
Cohen & Steers Realty	529,127,550	462,205,672
Global Real Estate	193,583,107	101,922,288
High Yield	1,601,705,760	1,223,697,387
International Growth	3,485,456,188	3,204,222,706
International Value	882,171,031	448,897,604
JPMorgan International Equity	100,477,618	52,474,633
Lord Abbett Bond-Debenture	211,167,806	270,064,117
MFS Global Equity	107,965,078	43,544,856
Parametric Emerging Markets Equity	619,741,432	174,206,441
PIMCO Limited Maturity Bond	989,882,401	823,769,860
PIMCO Total Return Bond	20,366,614,930	48,539,660,988
QMA US Equity Alpha	419,928,422	398,855,562
T. Rowe Price Global Bond	274,777,607	256,261,951
T. Rowe Price Natural Resources	433,901,625	264,399,382
Western Asset Core Plus Bond	16,836,485,175	15,106,409,697

Written options transactions, during the year ended December 31, 2010, were as follows:

	High Yield		PIMCO Limited Maturity Bond
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	203,430,000	$1,682,322	203,200,000	$1,505,547
Written options	24,000,000	237,766	348,800,000	3,002,543
Expired options	(227,430,000)	(1,920,088)	(223,616,000)	(2,295,766)
Closed options	—	—	(167,484,000)	(1,126,352)

Balance at end of year	—	$—	160,900,000	$1,085,972

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	PIMCO Total Return Bond		Western Asset Core Plus Bond
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	2,590,100,000	$25,705,721	3,557,000	$857,354
Written options	9,371,890,000	46,446,516	11,416,000	3,415,902
Expired options	(1,350,502,000)	(14,459,169)	(3,979,000)	(954,481)
Closed options	(4,107,188,000)	(30,471,171)	(8,020,000)	(2,575,252)

Balance at end of year	6,504,300,000	$27,221,897	2,974,000	$743,523

6.	Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006, each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2010, no provisions for income tax would be required in the Portfolios’ financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolios, along with other affiliated registered investment companies (the “Funds”), was a party to a Syndicated Credit Agreement (“SCA”) with two banks. The purpose of the SCA was to provide an alternative source of temporary funding for capital share redemptions. The SCA provided for a commitment of $500 million through October 20, 2010, which was subsequently extended through December 17, 2010 under the same terms. The Portfolios paid an annualized commitment fee of 0.15% of the unused portion. Effective December 17, 2010, the Funds entered into a new Syndicated Credit Agreement (“New SCA”) with a group of banks. The New SCA provides for a commitment of $750 million with an annualized commitment fee of 0.10% of the unused portion. The expiration date of the New SCA is December 16, 2011. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at December 31, 2010
Bond Portfolio 2015	$5,381,571	1.47%	7	—
Bond Portfolio 2016	3,680,500	1.46%	24	—
Bond Portfolio 2017	17,312,000	1.47%	3	—
Bond Portfolio 2018	5,896,000	1.47%	2	—
Bond Portfolio 2019	496,000	1.47%	1	—
Bond Portfolio 2020	3,086,000	1.43%	4	—
Bond Portfolio 2021	332,250	1.47%	4	—
Cohen & Steers Realty	2,343,214	1.41%	14	—

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Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at December 31, 2010
Global Real Estate	$1,903,648	1.40%	20	—
High Yield	1,987,000	1.47%	3	—
International Growth	6,075,600	1.47%	10	—
International Value	9,969,400	1.42%	37	—
JPMorgan International Equity	1,514,500	1.47%	4	—
Lord Abbett Bond-Debenture	7,662,686	1.43%	40	—
MFS Global Equity	891,700	1.46%	10	—
Parametric Emerging Markets Equity	7,182,321	1.47%	28	—
QMA U.S. Equity Alpha	380,250	1.45%	4	—
T. Rowe Price Global Bond	4,411,333	1.47%	3	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2010, more than 99% of each Portfolio was owned as of record by Prudential Annuities Life Assurance Corporation (“PALAC”) on behalf of the owners of the variable insurance products issued by PALAC.

10.	Reorganization

On June 26, 2009, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on November 12, 2009 and the reorganization took place on December 4, 2009.

The purpose of the transaction was to combine two portfolios sub-advised by the same subadviser with comparable investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on December 4, 2009:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
PSF SP PIMCO		AST PIMCO
Total Return		Total Return
Portfolio	53,759,113	Portfolio	53,988,265	$633,260,318

For financial reporting purposes, assets received and shares issued by AST PIMCO Total Return Portfolio were recorded at fair value; however, the cost basis of the investments received from PSF SP PIMCO Total Return Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
PSF SP PIMCO			AST PIMCO
Total Return			Total Return
Portfolio	$633,260,318	$(18,199,529)	Portfolio	$7,582,114,855

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Assuming the acquisition had been completed on January 1, 2009, AST PIMCO Total Return Portfolio’s results of operations for the year ended December 31, 2009 were as follows:

Net investment income	$194,535,293	(a)
Net realized and unrealized gain (loss) on investments	612,516,927	(b)

	$807,052,220

(a)	$146,878,103, as reported in Statement of Operations for the year ended December 31, 2009, plus $47,657,190 Net Investment Income from PSF SP PIMCO Total Return Portfolio pre-merger.
(b)

$524,519,453 as reported in the Statement of Operations for the year ended December 31, 2009, plus $87,997,474 Net Realized and Unrealized Gain (Loss) on Investments from PSF SP PIMCO Total Return Portfolio pre-merger.

Because both PSF SP PIMCO Total Return Portfolio and AST PIMCO Total Return Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of PSF SP PIMCO Total Return Portfolio that have been included in AST PIMCO Total Return Portfolio’s Statement of Operations since December 4, 2009.

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Financial Highlights

	AST Bond Portfolio 2015
	Year Ended December 31,		January 28, 2008(a) through December 31, 2008(f)
	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.39	$11.49	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.16	0.09	0.12
Net realized and unrealized gain (loss) on investments	0.89	(0.14)	1.37

Total from investment operations	1.05	(0.05)	1.49

Less Distributions:	(0.48)	(0.05)	—

Net Asset Value, end of period	$11.96	$11.39	$11.49

Total Return(b)	9.38%	(0.38)%	14.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$134.1	$189.0	$221.9
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	0.83%	0.81%	0.90	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.83%	0.81%	0.90	%(d)
Net investment income	1.02%	0.71%	1.27	%(d)
Portfolio turnover rate	181%	303%	1433	%(e)

(a)	Commencement of operations.

(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	Annualized.

(e)	Not annualized.

(f)	Calculated based on average shares outstanding during the period.

	AST Bond Portfolio 2016
	Year Ended December 31, 2010	January 2, 2009(c) through December 31, 2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.55	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	—	(d)
Net realized and unrealized gain (loss) on investments	0.80	(0.45)

Total from investment operations	1.01	(0.45)

Net Asset Value, end of period	$10.56	$9.55

Total Return(a)	10.58%	(4.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$43.0	$28.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.93%	1.74	%(e)
Net investment income (loss)	1.04%	(0.09	)%(e)
Portfolio turnover rate	615%	455	%(f)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Bond Portfolio 2017
	January 4, 2010(a) through December 31, 2010(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.09
Net realized and unrealized gain on investments	0.87

Total from investment operations	0.96

Net Asset Value, end of period	$10.96

Total Return(b)	9.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$177.1
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	0.88	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.88	%(d)
Net investment income	0.85	%(d)
Portfolio turnover rate	695	%(e)

(a)	Commencement of operations.

(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(d)	Annualized.

(e)	Not annualized.

(f)	Calculated based on average shares outstanding during the period.

	AST Bond Portfolio 2018
	Year Ended December 31,		January 28, 2008(a) through December 31, 2008
	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.16	$12.23	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.16	0.08	0.04
Net realized and unrealized gain (loss) on investments	1.07	(0.83)	2.19

Total from investment operations	1.23	(0.75)	2.23

Less Distributions:	(0.48)	(0.32)	—

Net Asset Value, end of period	$11.91	$11.16	$12.23

Total Return(b)	11.19%	(5.97)%	22.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$100.7	$150.7	$166.3
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	0.87%	0.83%	0.98	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.83%	0.98	%(d)
Net investment income	0.95%	0.69%	1.04	%(d)
Portfolio turnover rate	208%	392%	701	%(e)

(a)	Commencement of operations.

(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Bond Portfolio 2019
	Year Ended December 31,		January 28, 2008(c) through December 31, 2008(f)
	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.32	$12.31	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.09	0.08	0.09
Net realized and unrealized gain (loss) on investments	1.18	(1.03)	2.22

Total from investment operations	1.27	(0.95)	2.31

Less Distributions:	(0.73)	(0.04)	—

Net Asset Value, end of period	$11.86	$11.32	$12.31

Total Return(a)	11.36%	(7.70)%	23.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$88.2	$103.6	$124.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.88%	0.86%	1.00	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.88%	0.86%	1.08	%(d)
Net investment income	0.62%	0.64%	0.95	%(d)
Portfolio turnover rate	222%	399%	779	%(e)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

(f)	Calculated based on average shares outstanding during the period.

	AST Bond Portfolio 2020
	Year Ended December 31, 2010	January 2, 2009(a) through December 31, 2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.95	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.07	—	(b)
Net realized and unrealized gain (loss) on investments	0.99	(1.05)

Total from investment operations	1.06	(1.05)

Net Asset Value, end of period	$10.01	$8.95

Total Return(c)	11.84%	(10.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$106.7	$8.8
Ratios to average net assets(d):
Expenses After Waivers and/or Expense Reimbursement	0.89%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.89%	2.59	%(e)
Net investment income (loss)	0.66%	(0.06	)%(e)
Portfolio turnover rate	854%	433	%(f)

(a)	Commencement of operations.

(b)	Less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one year are not annualized.

(d)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Bond Portfolio 2021
	January 4, 2010(a) through December 31, 2010(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.08
Net realized and unrealized gain on investments	1.13

Total from investment operations	1.21

Net Asset Value, end of period	$11.21

Total Return(b)	12.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$168.2
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	1.00	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.03	%(d)
Net investment income	0.82	%(d)
Portfolio turnover rate	863	%(e)

(a)	Commencement of operations.

(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one year are not annualized.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	Annualized.

(e)	Not annualized.

(f)	Calculated based on average shares outstanding during the period.

	AST Cohen & Steers Realty Portfolio
	Year Ended December 31,
	2010	2009	2008	2007(c)	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.82	$3.77	$12.12	$20.86	$17.78

Income (Loss) From Investment Operations:
Net investment income	0.05	0.07	0.17	0.49	0.48
Net realized and unrealized gain (loss) on investments	1.32	1.09	(1.83)	(4.61)	5.54

Total from investment operations	1.37	1.16	(1.66)	(4.12)	6.02

Less Distributions:	(0.09)	(0.11)	(6.69)	(4.62)	(2.94)

Net Asset Value, end of year	$6.10	$4.82	$3.77	$12.12	$20.86

Total Return(a)	28.69%	31.93%	(35.05)%	(19.90)%	36.73%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$549.6	$386.7	$223.8	$271.6	$563.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.14%	1.08%	1.06%	1.12%	1.13%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	1.16%	1.16%	1.12%	1.13%
Net investment income	0.95%	2.65%	2.62%	2.46%	2.73%
Portfolio turnover rate	111%	113%	142%	54%	36%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Global Real Estate Portfolio
	Year Ended December 31,		May 1, 2008(e) through December 31, 2008
	2010(f)	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.89	$5.23	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.17	0.14	0.13
Net realized and unrealized gain (loss) on investments	1.19	1.66	(4.90)

Total from investment operations	1.36	1.80	(4.77)

Less Distributions:	(0.12)	(0.14)	—

Net Asset Value, end of period	$8.13	$6.89	$5.23

Total Return(a)	20.20%	35.10%	(47.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$380.1	$244.7	$166.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.19%	1.23%	1.27	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.19%	1.23%	1.27	%(d)
Net investment income	2.89%	2.64%	2.79	%(d)
Portfolio turnover rate	37%	59%	66	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Not annualized.

(d)	Annualized.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding during the year.

	AST High Yield Portfolio
	Year Ended December 31,
	2010(c)	2009(c)	2008	2007(c)	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.86	$5.30	$7.75	$8.41	$8.29

Income (Loss) From Investment Operations:
Net investment income	0.47	0.48	0.40	0.59	0.53
Net realized and unrealized gain (loss) on investments	0.43	1.35	(2.22)	(0.39)	0.28

Total from investment operations	0.90	1.83	(1.82)	0.20	0.81

Less Distributions:	(0.33)	(0.27)	(0.63)	(0.86)	(0.69)

Net Asset Value, end of year	$7.43	$6.86	$5.30	$7.75	$8.41

Total Return(a)	13.67%	35.35%	(25.54)%	2.48%	10.35%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,384.5	$897.8	$331.3	$413.4	$648.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.87%	0.89%	0.88%	0.87%	0.89%
Expenses Before Waivers and/or Expense Reimbursement	0.88%	0.91%	0.91%	0.87%	0.90%
Net investment income	6.63%	7.98%	7.60%	6.94%	6.94%
Portfolio turnover rate	116%	76%	204%	125%	131%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST International Growth Portfolio
	Year Ended December 31,
	2010	2009(c)	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.11	$7.61	$18.26	$16.55	$13.85

Income (Loss) From Investment Operations:
Net investment income	0.08	0.05	0.19	0.18	0.08
Net realized and unrealized gain (loss) on investments	1.38	2.61	(8.15)	2.95	2.80

Total from investment operations	1.46	2.66	(7.96)	3.13	2.88

Less Distributions:	(0.04)	(0.16)	(2.69)	(1.42)	(0.18)

Net Asset Value, end of year	$11.53	$10.11	$7.61	$18.26	$16.55

Total Return(a)	14.50%	35.29%	(50.23)%	19.05%	20.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,777.0	$2,138.5	$1,003.9	$2,773.4	$2,280.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.09%	1.12%	1.16%	1.11%	1.10%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	1.13%	1.16%	1.11%	1.15%
Net investment income	0.72%	0.57%	1.30%	0.97%	0.55%
Portfolio turnover rate	147%	80%	102%	85%	111%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST International Value Portfolio
	Year Ended December 31,
	2010	2009(c)	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.25	$11.19	$21.99	$18.84	$14.92

Income (Loss) From Investment Operations:
Net investment income	0.20	0.17	0.47	0.30	0.16
Net realized and unrealized gain (loss) on investments	1.35	3.19	(9.47)	3.05	3.91

Total from investment operations	1.55	3.36	(9.00)	3.35	4.07

Less Distributions:	(0.12)	(0.30)	(1.80)	(0.20)	(0.15)

Net Asset Value, end of year	$15.68	$14.25	$11.19	$21.99	$18.84

Total Return(a)	11.08%	30.50%	(44.00)%	17.81%	27.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,166.1	$1,587.2	$657.5	$1,536.3	$1,038.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12%	1.13%	1.16%	1.12%	1.13%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	1.14%	1.16%	1.12%	1.13%
Net investment income	1.60%	1.35%	2.20%	1.70%	2.03%
Portfolio turnover rate	28%	40%	50%	46%	108%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST JPMorgan International Equity Portfolio
	Year Ended December 31,
	2010(c)	2009(c)	2008(c)		2007(c)	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.59	$15.07	$26.28		$24.37	$20.10

Income (Loss) From Investment Operations:
Net investment income	0.29	0.27	0.59		0.39	0.36
Net realized and unrealized gain (loss) on investments	1.07	4.98	(11.25)		1.92	4.18

Total from investment operations	1.36	5.25	(10.66)		2.31	4.54

Less Distributions:	(0.22)	(0.73)	(0.55)		(0.40)	(0.27)

Net Asset Value, end of year	$20.73	$19.59	$15.07		$26.28	$24.37

Total Return(a)	7.17%	35.79%	(41.34)%		9.49%	22.79%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$364.4	$299.9	$168.1		$498.0	$524.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04%	1.04%	1.02	%(d)	1.00%	1.02%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.08%	1.07	%(d)	1.00%	1.03%
Net investment income	1.52%	1.60%	2.71%		1.50%	1.54%
Portfolio turnover rate	18%	9%	18%		16%	16%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes loan interest expense of 0.01%.

	AST Lord Abbett Bond-Debenture Portfolio
	Year Ended December 31,
	2010(c)	2009	2008(c)	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.87	$7.92	$11.59	$11.67	$11.33

Income (Loss) From Investment Operations:
Net investment income	0.62	0.49	0.72	0.84	0.71
Net realized and unrealized gain (loss) on investments	0.63	2.16	(3.13)	(0.13)	0.35

Total from investment operations	1.25	2.65	(2.41)	0.71	1.06

Less Distributions:	(0.69)	(0.70)	(1.26)	(0.79)	(0.72)

Net Asset Value, end of year	$10.43	$9.87	$7.92	$11.59	$11.67

Total Return(a)	13.41%	34.77%	(23.35)%	6.09%	9.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$424.0	$441.2	$278.0	$513.5	$594.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.96%	0.96%	0.93%	0.89%	0.89%
Expenses Before Waivers and/or Expense Reimbursement	0.96%	0.96%	0.95%	0.91%	0.94%
Net investment income	6.12%	6.74%	6.93%	5.73%	5.52%
Portfolio turnover rate	55%	48%	30%	49%	43%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST MFS Global Equity Portfolio
	Year Ended December 31,
	2010	2009	2008	2007(c)		2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.09	$7.06	$13.81	$14.60		$12.98

Income (Loss) From Investment Operations:
Net investment income	0.05	0.05	0.18	0.12		0.25
Net realized and unrealized gain (loss) on investments	1.04	2.14	(3.97)	1.24		2.71

Total from investment operations	1.09	2.19	(3.79)	1.36		2.96

Less Distributions:	(0.05)	(0.16)	(2.96)	(2.15)		(1.34)

Net Asset Value, end of year	$10.13	$9.09	$7.06	$13.81		$14.60

Total Return(a)	12.05%	31.51%	(33.99)%	9.40%		24.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$225.8	$140.9	$76.1	$188.9		$250.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.25%	1.32%	1.26%	1.20	%(d)	1.21	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.25%	1.32%	1.30%	1.21	%(d)	1.25	%(d)
Net investment income	0.69%	0.87%	1.33%	0.77%		2.33%
Portfolio turnover rate	26%	27%	30%	31%		47%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes loan interest expense of 0.02% and 0.01% for the years ended December 31, 2007 and 2006, respectively.

	AST Parametric Emerging Markets Equity Portfolio
	Year Ended December 31,		May 1, 2008(e) through December 31, 2008(f)
	2010(f)	2009(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.14	$4.92	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.08	0.07	0.06
Net realized and unrealized gain (loss) on investments	1.74	3.18	(5.14)

Total from investment operations	1.82	3.25	(5.08)

Less Distributions:	(0.04)	(0.03)	—

Net Asset Value, end of period	$9.92	$8.14	$4.92

Total Return(a)	22.42%	66.31%	(50.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,271.6	$645.2	$165.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.40%	1.46%	1.62	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.41%	1.46%	1.62	%(d)
Net investment income	0.90%	0.98%	1.25	%(d)
Portfolio turnover rate	20%	21%	47	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Not annualized.

(d)	Annualized.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST PIMCO Limited Maturity Bond Portfolio
	Year Ended December 31,
	2010(c)		2009(c)	2008(c)		2007(c)		2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.46		$10.85	$11.36		$11.18		$11.10

Income (Loss) From Investment Operations:
Net investment income	0.11		0.30	0.44		0.51		0.52
Net realized and unrealized gain (loss) on investments	0.29		0.75	(0.32)		0.24		(0.11)

Total from investment operations	0.40		1.05	0.12		0.75		0.41

Less Distributions:	(0.28)		(1.44)	(0.63)		(0.57)		(0.33)

Net Asset Value, end of year	$10.58		$10.46	$10.85		$11.36		$11.18

Total Return(a)	3.90%		10.33%	1.02%		6.80%		3.82%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$968.4		$1,033.9	$775.7		$1,227.7		$1,366.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.79	%(d)	0.79%	0.78	%(d)	0.76	%(d)	0.76%
Expenses Before Waivers and/or Expense Reimbursement	0.80	%(d)	0.79%	0.78	%(d)	0.76	%(d)	0.77%
Net investment income	1.02%		2.78%	3.92%		4.45%		4.04%
Portfolio turnover rate	368%		363%	410%		135%		140%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes interest expense of 0.01%, 0.01% and 0.01% for the years ended December 31, 2010, 2008 and 2007, respectively.

	AST PIMCO Total Return Bond Portfolio
	Year Ended December 31,
	2010(c)		2009(c)		2008		2007(c)		2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.70		$11.31		$12.10		$11.43		$11.45

Income (Loss) From Investment Operations:
Net investment income	0.25		0.35		0.63		0.55		0.28
Net realized and unrealized gain (loss) on investments	0.64		1.41		(0.89)		0.40		0.11

Total from investment operations	0.89		1.76		(0.26)		0.95		0.39

Less Distributions:	(0.43)		(1.37)		(0.53)		(0.28)		(0.41)

Net Asset Value, end of year	$12.16		$11.70		$11.31		$12.10		$11.43

Total Return(a)	7.72%		16.53%		(2.26)%		8.31%		3.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9,779.9		$8,417.4		$3,108.2		$4,775.5		$3,347.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.74	%(d)	0.75	%(d)	0.75	%(d)	0.74	%(d)	0.77	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.77	%(d)	0.78	%(d)	0.75	%(d)	0.74	%(d)	0.77	%(d)
Net investment income	2.09%		3.03%		4.20%		4.67%		4.30%
Portfolio turnover rate	633%		445%		506%		297%		238%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)

The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities. The total expense ratio excluding interest and fees expense is 0.76% for the year ended December 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST QMA US Equity Alpha Portfolio
	Year Ended December 31,
	2010		2009		2008(c)		2007(c)	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.84		$8.23		$13.70		$13.63	$12.23

Income (Loss) From Investment Operations:
Net investment income	0.08		0.06		0.15		0.19	0.18
Net realized and unrealized gain (loss) on investments	1.39		1.71		(5.36)		0.09	1.35

Total from investment operations	1.47		1.77		(5.21)		0.28	1.53

Less Distributions:	(0.07)		(0.16)		(0.26)		(0.21)	(0.13)

Net Asset Value, end of year	$11.24		$9.84		$8.23		$13.70	$13.63

Total Return(a)	15.05%		21.82%		(38.72)%		2.08%	12.60%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$339.7		$277.7		$198.2		$370.7	$458.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.57	%(d)	1.80	%(d)	1.41	%(d)	0.72%	0.74%
Expenses Before Waivers and/or Expense Reimbursement	1.66	%(d)	1.80	%(d)	1.41	%(d)	0.72%	0.74%
Net investment income	0.83%		0.89%		1.37%		1.33%	1.24%
Portfolio turnover rate	89%		96%		189%		29%	32%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.49%, 0.60% and 0.38% for the years December 31, 2010, 2009 and 2008, respectively.

	AST T. Rowe Price Global Bond Portfolio
	Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.82	$11.21	$12.36	$11.57	$11.18

Income (Loss) From Investment Operations:
Net investment income	0.34	0.44	0.85	0.36	0.41
Net realized and unrealized gain (loss) on investments	0.25	0.78	(1.12)	0.75	0.27

Total from investment operations	0.59	1.22	(0.27)	1.11	0.68

Less Distributions:	(0.38)	(1.61)	(0.88)	(0.32)	(0.29)

Net Asset Value, end of year	$11.03	$10.82	$11.21	$12.36	$11.57

Total Return(a)	5.74%	12.12%	(2.44)%	9.65%	6.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$421.5	$413.5	$269.1	$708.5	$507.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.98%	0.99%	0.97%	0.93%	0.96%
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.99%	0.97%	0.93%	0.96%
Net investment income	2.89%	3.47%	4.17%	3.99%	3.64%
Portfolio turnover rate	97%	93%	117%	120%	131%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST T. Rowe Price Natural Resources Portfolio
	Year Ended December 31,
	2010(c)	2009(c)	2008(c)	2007(c)	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.84	$17.96	$38.84	$29.38	$27.55

Income (Loss) From Investment Operations:
Net investment income	0.12	0.14	0.22	0.27	0.25
Net realized and unrealized gain (loss) on investments	3.71	7.74	(17.80)	11.54	3.92

Total from investment operations	3.83	7.88	(17.58)	11.81	4.17

Less Distributions:	(0.09)	(7.00)	(3.30)	(2.35)	(2.34)

Net Asset Value, end of year	$22.58	$18.84	$17.96	$38.84	$29.38

Total Return(a)	20.45%	49.35%	(49.98)%	40.51%	15.87%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$988.4	$652.5	$271.7	$1,054.3	$590.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.05%	1.02%	1.00%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.05%	1.02%	1.00%	1.03%
Net investment income	0.65%	0.82%	0.65%	0.76%	0.95%
Portfolio turnover rate	38%	24%	46%	31%	28%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Western Asset Core Plus Bond Portfolio
	Year Ended December 31,			November 20, 2007(e) through December 31, 2007(f)
	2010(f)	2009(f)	2008
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.98	$9.45	$10.00	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.32	0.36	0.51	0.03
Net realized and unrealized gain (loss) on investments	0.45	0.71	(1.04)	(0.03)

Total from investment operations	0.77	1.07	(0.53)	—

Less Distributions:	(0.24)	(0.54)	(0.02)	—

Net Asset Value, end of period	$10.51	$9.98	$9.45	$10.00

Total Return(a)	7.80%	11.75%	(5.31)%	0.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,049.4	$1,719.0	$772.9	$692.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80%	0.82%	0.82%	0.91	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.83%	0.83%	0.82%	0.91	%(d)
Net investment income	3.11%	3.66%	4.57%	4.54	%(d)
Portfolio turnover rate	612%	334%	645%	5	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Not annualized.

(d)	Annualized.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

[THIS PAGE INTENTIONALLY LEFT BLANK]

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Advanced Series Trust:

We have audited the accompanying statements of assets and liabilities of the AST Bond Portfolio 2015 Portfolio, AST Bond Portfolio 2016 Portfolio, AST Bond Portfolio 2017 Portfolio, AST Bond Portfolio 2018 Portfolio, AST Bond Portfolio 2019 Portfolio, AST Bond Portfolio 2020 Portfolio, AST Bond Portfolio 2021 Portfolio, AST Cohen & Steers Realty Portfolio, AST Global Real Estate Portfolio, AST High Yield Portfolio, AST International Growth Portfolio, AST International Value Portfolio, AST JPMorgan International Equity Portfolio, AST Lord Abbett Bond-Debenture Portfolio, AST MFS Global Equity Portfolio, AST Parametric Emerging Markets Equity Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST PIMCO Total Return Bond Portfolio, AST QMA US Equity Alpha Portfolio, AST T. Rowe Price Global Bond Portfolio, AST T. Rowe Price Natural Resources Portfolio, and AST Western Asset Core Plus Bond Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2010, and the related statements of operations for the year or period then ended, and the changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent and broker or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2010, the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 22, 2011

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees(1)

Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Susan Davenport Austin (43) No. of Portfolios Overseen: 80	Senior Vice President and Chief Financial Officer (Since 2007) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Member of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors of the National Association of Broadcasters Education Foundation (Since 2010); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None

Saul K. Fenster, Ph.D. (77) No. of Portfolios Overseen: 80	President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Formerly Director (2000-2006) of IDT Corporation.

Delayne Dedrick Gold (72) No. of Portfolios Overseen: 80	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None

W. Scott McDonald, Jr. (73) No. of Portfolios Overseen: 80	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None

Thomas T. Mooney (69) No. of Portfolios Overseen: 80	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007) formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None

Thomas M. O’Brien (60) No. of Portfolios Overseen: 80	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Director (since April 2008) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

F. Don Schwartz (75) No. of Portfolios Overseen: 80	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	None.

E1

Interested Trustees(1)

Stephen Pelletier (57) No. of Portfolios Overseen: 80	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).	None

Robert F. Gunia (64) No. of Portfolios Overseen: 80	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

Timothy S. Cronin (45) Number of Portfolios Overseen: 80	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Timothy S. Cronin, 2009; Saul K. Fenster, 2003; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr., 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Stephen Pelletier, 2008; F. Don Schwartz, 1992.

E2

Fund Officers(a)(1)

Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years

Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).

Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Alan Fu (53) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. Pelletier and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Stephen Pelletier and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.

E3

Board Consideration of Advisory Agreements:

T. Rowe Price Global Bond Portfolio

Approval of an Amendment to the Fund’s Advisory Agreement

At a December 15-16, 2010, in-person meeting of the Board of Trustees of AST T. Rowe Price Global Bond Portfolio (the “Portfolio”) at which a majority of the Trustees were in attendance (including all of the Independent Trustees), the Board considered whether amendments to the subadvisory agreement with T. Rowe Price Associates, Inc. (“TRPA”) for the Portfolio was in the best interest of the Portfolio and its beneficial shareholders. Before approving the amendments, which were proposed in connection with the reorganization of TRPA (referred to herein as the Reorganization), the Trustees received and considered materials regarding TRPA and the Reorganization.

At the meeting, the Board received and considered a presentation by PI regarding the reorganization of the Portfolio’s current subadviser, T. Rowe Price International, Inc. (“TRP”) into TRPA, and the assumption of all of TRP’s investment mandates by TRPA, creating the necessity for the new subadvisory agreement. Because the Reorganization could be deemed to constitute a change in control of TRP, which would result in the termination of TRP’s current subadvisory agreement under the provisions of the Investment Company Act of 1940, Prudential Investments LLC (“PI” or the “Manager”) recommended that the Board approve an amendment to the TRP subadvisory agreement which would identify TRPA as the Portfolio’s subadviser. In approving the agreement, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by TRP under the current subadvisory agreement and those that would be provided by TRPA under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that TRP and TRPA were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the TRPA management team, which would be the same team that worked for TRPA prior to the Reorganization, and would not be affected by the Reorganization. In connection with the recent annual review of the subadvisory agreement for the Portfolio, the Board had reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are responsible for the day-to-day management of the Portfolio, and the Board was provided with information pertaining to organizational structure, senior management, investment operations, and other relevant information pertaining to TRP. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (“CCO”) as to TRP in connection with its annual consideration of the renewal of the Trust’s subadvisory agreements.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to the Portfolio by TRP under the prior subadvisory agreements and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by TRPA under the Subadvisory Agreements should equal the quality of similar services provided by TRP under the prior subadvisory agreement, and that the Portfolio would benefit from the subadvisory services to be provided by TRPA under the new subadvisory agreement.

Performance of the Portfolio

The Board noted that it had recently reviewed the performance of the Portfolio in connection with its annual consideration of the renewal of the Trust’s subadvisory agreements in June 2010. As part of that review, the Board reviewed the performance record of the Portfolio and concluded that it was reasonable to renew the subadvisory agreement.

Investment Subadvisory Fee Rates

The Board noted that the subadvisory fee rates payable to TRPA in connection with the Portfolio would remain unchanged as a result of the Reorganization. The Board noted that it had recently reviewed the subadvisory fee rate paid to TRP in connection with the recent annual review of the Trust’s subadvisory agreements and determined that such fee rates were reasonable.

Subadviser’s Profitability

In connection with its recent annual consideration of the renewal of the Trust’s subadvisory agreements, the Board considered the profitability of PI and subadvisers affiliated with PI. The Board concluded that the level of profitability of a subadviser not affiliated with PI, such as TRP, may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

In connection with its recent annual review of advisory agreements, the Board considered economies of scale. The Board noted that there was no proposed change in fee rates and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by TRPA and its affiliates as a result of its relationships with the Portfolio. The Board concluded that the potential benefits to be derived by TRPA included the ability to use soft dollar credits, brokerage commissions received by affiliates of TRPA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by TRPA were consistent with the types of benefits generally derived by subadvisers to mutual funds. The Board noted that it also considered these factors in connection with its annual consideration of the renewal of the Trust’s subadvisory agreements.

After consideration of these factors, the Board concluded that the approval of the subadvisory agreement was in the best interest of the Portfolio and its shareholders.

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

PRST STD
POSTAGES &
FEES PAID VON
HOFFMANN
CORPORATION

Life insurance and annuity contracts contain exclusions, limitations, reductions of benefits and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

To reduce costs, we may send a single copy of prospectuses and shareholder reports to each household ("householding") in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling 877-778-5008, you can revoke or "opt out" of householding at any time.

Prudential Investments, Prudential, Prudential Financial, Prudential Annuities, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-B

Prudential

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas M. O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2010 and December 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $1,669,000 and $1,559,634, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

Not applicable for the fiscal year ended December 31, 2010. During the fiscal year ended December 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $37,250 for professional tax consulting services rendered on behalf of certain portfolios of the Registrant.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date: February 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen Pelletier
Stephen Pelletier
President and Principal Executive Officer

Date: February 11, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date: February 11, 2011